UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.℠

Domestic Equity Funds

Semi-Annual Report

April 30, 2016 (Unaudited)

[1] Prior to July 10, 2015, the Fund's name was The Hartford Small/Mid Cap Equity Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

Equities struggled to find direction during the six months ended April 30, 2016, the period covered by this report. The S&P 5001 Index finished 2015 in the black,

posting a 1.38% total return after recovering from a correction (a drop of 10% or more) in September. Stocks fell back into correction territory yet again to start the year, before returning to a positive trajectory in mid-February. Despite these fluctuations, however, the bull market that began in 2009 continued into its seventh year.

In December 2015, the U.S. Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected in 2016. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

Low oil prices and weakness in the Chinese economy were two big culprits behind market insecurity in early 2016, alongside worries that the Fed would continue to raise rates in the midst of the uncertain global economic conditions. As the year progressed, oil prices began to normalize, China seemed to stabilize, and the Fed indicated it would move forward with additional rate increases dependent on economic progress, which helped to calm investor anxiety.

In addition to continuing global macroeconomic developments, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Capital Appreciation A2	-3.06%	-4.39%	7.96%	5.21%
Capital Appreciation A3	-8.40%	-9.65%	6.74%	4.62%
Capital Appreciation B2	-3.48%	-5.22%	7.04%	4.52%	[4]
Capital Appreciation B3	-7.80%	-9.47%	6.79%	4.52%	[4]
Capital Appreciation C2	-3.39%	-5.07%	7.19%	4.46%
Capital Appreciation C3	-4.25%	-5.93%	7.19%	4.46%
Capital Appreciation I2	-2.89%	-4.04%	8.30%	5.53%
Capital Appreciation R3[2]	-3.19%	-4.65%	7.66%	4.96%
Capital Appreciation R4[2]	-3.04%	-4.38%	7.99%	5.27%
Capital Appreciation R5[2]	-2.89%	-4.10%	8.31%	5.56%
Capital Appreciation R6[2]	-2.86%	-4.06%	8.40%	5.66%
Capital Appreciation Y2	-2.85%	-3.98%	8.42%	5.66%
Russell 3000 Index	0.06%	-0.18%	10.50%	6.85%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.09%	1.09%
Capital Appreciation Class B	1.97%	1.97%
Capital Appreciation Class C	1.81%	1.81%
Capital Appreciation Class I	0.78%	0.78%
Capital Appreciation Class R3	1.40%	1.40%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class R6	0.75%	0.76%
Capital Appreciation Class Y	0.70%	0.70%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned -3.06%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 0.06% and 0.43%, respectively, for the same period. The Fund underperformed the -1.04% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since

2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Utilities (+13%), Telecommunication Services (+13%), and Materials (+6%) sectors, while the Information Technology (-5%), Healthcare (-2%) and Financials (-2%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index, primarily due to weak stock selection within the Consumer Discretionary, Industrials, and Financials sectors. Stock selection within the Healthcare and Information Technology sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted from benchmark-relative results, primarily driven by our underweight to the Utilities, Telecommunication Services, and Consumer Staples sectors.

Top detractors from performance relative to the Russell 3000 Index included Hertz (Industrials), OneMain Holdings (Financials), and Regeneron (Healthcare). Shares of Hertz, a U.S.-based global car and equipment rental company, fell following the release of quarterly earnings, which were below consensus expectations. OneMain Holdings, a consumer lending company, saw its share price drop after reporting higher loan loss trends and higher costs of funding from the high yield market. Shares of Regeneron, a U.S.-based biopharmaceutical company, fell during the period. In February, the company announced poor fourth quarter earnings and conservative guidance for the upcoming year, which adversely affected the stock price. Additionally, a verdict was reached during the quarter that Regeneron violated Amgen’s patent on an injectable cholesterol drug. Allergan PLC (Healthcare) detracted from performance on an absolute basis over the period.

Apple (Information Technology), Bristol-Myers Squibb (Healthcare), and WeWork (Industrials), a private placement investment that is fair valued, contributed positively to returns relative to the Russell 3000 Index over the period. The share price of Apple, a U.S.-based manufacturer of mobile devices and personal computers, fell after disappointing sales of its new iPhone. Not holding the benchmark constituent contributed positively to relative performance. Shares of Bristol-Myers, a major U.S.-based pharmaceutical company, contributed positively to relative returns over the period. The stock price of the company rose due to the continued success of its immuno-oncology assets, in particular Opdivo. The Fund’s fair valuation of WeWork, a U.S.-based shared workspace provider, increased as the company has been expanding and growing at a rapid pace. The company also announced plans to penetrate international markets and expand beyond office space. Facebook (Information Technology) was a top contributor to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The outlook for the U.S. economy remains broadly positive in our view, despite recent volatility, given buoyant consumption activity and an ongoing steady recovery from a period of inventory adjustment. In addition, the headwind from the stronger dollar could wane as we move through the year. While activity in the early part of the year appears subdued, we expect subsequent quarters to show an improving trend given a recovery of capital expenditure growth rates most especially in the Energy sector and supportive consumer behavior. In this environment we expect to see up to two further interest rate increases from the Fed; however, this view is highly data dependent. Risks to this outlook could come from a tightening of financial conditions, an appreciating U.S. Dollar, and renewed volatility emanating from China or other global economies. In addition we will look for any disruptions or deferrals of spending and investment decisions caused by political uncertainty either around the referendum regarding the U.K.’s proposed exit from the E.U. or the general election here in the U.S.

At the end of the period, the Fund’s largest overweights were to the Healthcare, Information Technology, and Materials sectors, while the largest underweights were to the Energy and Consumer Staples sectors, relative to the Russell 3000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

4

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.7%
Consumer Staples	7.2
Energy	4.0
Financials	16.4
Health Care	18.3
Industrials	10.9
Information Technology	22.2
Materials	5.6
Telecommunication Services	0.7
Utilities	2.2

Total	99.2%

Fixed Income Securities
Corporate Bonds	0.0%
Short-Term Investments	0.8
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund inception 04/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Core Equity A2	-0.53%	2.72%	12.09%	7.20%
Core Equity A3	-6.00%	-2.93%	10.83%	6.60%
Core Equity B2	-0.90%	1.93%	11.23%	6.62%	[4]
Core Equity B3	-5.76%	-3.06%	10.97%	6.62%	[4]
Core Equity C2	-0.85%	1.99%	11.29%	6.42%
Core Equity C3	-1.83%	0.99%	11.29%	6.42%
Core Equity I2	-0.36%	3.02%	12.17%	7.24%
Core Equity R3[2]	-0.66%	2.45%	11.86%	7.02%
Core Equity R4[2]	-0.48%	2.76%	12.21%	7.31%
Core Equity R5[2]	-0.34%	3.06%	12.54%	7.62%
Core Equity R6[2]	-0.34%	3.09%	12.58%	7.68%
Core Equity Y2	-0.35%	3.04%	12.58%	7.68%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.80%	0.98%
Core Equity Class B	1.55%	2.13%
Core Equity Class C	1.55%	1.68%
Core Equity Class I	0.55%	0.61%
Core Equity Class R3	1.10%	1.29%
Core Equity Class R4	0.80%	0.93%
Core Equity Class R5	0.50%	0.59%
Core Equity Class R6	0.46%	0.52%
Core Equity Class Y	0.50%	0.52%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned -0.53%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 0.43% for the same period. The Fund outperformed the -0.56% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six out of ten sectors in the S&P 500 Index rose during the period, with Telecommunication Services (+15%), Utilities (+13%), and Consumer Staples (+6%) performing the best. Information technology (-4%), Financials (-2%), and Healthcare (-1%) lagged on a relative basis during the period.

Overall, underperformance relative to the S&P 500 Index was driven by weaker security selection, primarily within the Healthcare, Consumer Staples, and Financials sectors. This was partially offset by positive stock selection within the Materials, Utilities, and Information Technology sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to benchmark-relative performance during the period, in part due to the overweight to Consumer Staples and Utilities and underweight to Information Technology. This was partially offset by the underweight to Telecommunication Services.

The top detractors from performance relative to the S&P 500 Index were Allergan (Healthcare), Alliance Data Systems Corporation

7

Hartford Core Equity Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

(Information Technology), and AT&T (Telecommunication Services). Shares of Allergan, a global pharmaceutical company, declined during the period on news that the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Shares of Alliance Data Systems, a U.S.-based provider of customer loyalty and marketing solutions, fell during the period, due largely to a fourth quarter top-line revenue miss and a negative revision to forward-looking guidance. Shares of AT&T, a U.S.-based multi-national telecommunications company, rose during the period on strong quarterly results and momentum from the company’s acquisition of DIRECTV. Not owning this benchmark constituent detracted from benchmark-relative performance. Apple (Information Technology) was a top absolute detractor over the period.

The top contributors to performance relative to the S&P 500 Index were Airgas (Materials), Estee Lauder (Consumer Staples), and Dollar Tree (Consumer Discretionary). Shares of Airgas, a U.S.-based distributor of industrial, medical, and specialty gases, moved higher on news that the company had agreed to merge into Air Liquide (Materials) to create an industrial gas company. Shares of Estee Lauder, a U.S.-based manufacturer and marketer of beauty products, rose on strong quarterly results. Dollar Tree, a chain of discount variety stores, contributed positively to relative performance during the period as the stock rose on better-than-expected profit figures reported early in the period. NextEra Energy (Utilities) was among the top contributors to absolute performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to believe that the U.S. economy is in a period of moderate economic growth led by solid employment trends, as well as the ongoing expansion of consumption, government spending, and residential housing investment. In addition, we think the weakening U.S. dollar has helped to stabilize the manufacturing side of the economy. Our expectation is that there will be gradual Fed rate hikes, although it does appear that the FOMC may be more willing to err on the side of caution rather than try to aggressively tackle potential inflation.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to a disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to generate outperformance relative to the S&P 500 Index.

At the end of the period, the Fund’s largest overweight positions relative to the S&P 500 Index were to Consumer Staples and Utilities, while the Fund’s largest underweights were to Energy and Telecommunication Services.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	14.9
Energy	3.0
Financials	13.1
Health Care	14.5
Industrials	10.1
Information Technology	17.5
Materials	3.8
Utilities	4.8

Total	94.5%

Short-Term Investments	3.7
Other Assets & Liabilities	1.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

8

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Year
Dividend and Growth A2	0.84%	-0.54%	9.22%	6.78%
Dividend and Growth A3	-4.71%	-6.01%	7.99%	6.18%
Dividend and Growth B2	0.39%	-1.42%	8.24%	6.04%	[4]
Dividend and Growth B3	-4.18%	-5.90%	7.95%	6.04%	[4]
Dividend and Growth C2	0.46%	-1.30%	8.41%	5.99%
Dividend and Growth C3	-0.45%	-2.19%	8.41%	5.99%
Dividend and Growth I2	0.95%	-0.34%	9.47%	7.06%
Dividend and Growth R3[2]	0.67%	-0.87%	8.88%	6.49%
Dividend and Growth R4[2]	0.85%	-0.57%	9.22%	6.82%
Dividend and Growth R5[2]	1.00%	-0.26%	9.55%	7.12%
Dividend and Growth R6[2]	1.02%	-0.27%	9.64%	7.21%
Dividend and Growth Y2	1.05%	-0.16%	9.65%	7.22%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%
Russell 1000 Value Index	1.93%	-0.40%	10.13%	5.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

9

The Hartford Dividend and Growth Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.02%	1.02%
Dividend and Growth Class B	1.92%	1.97%
Dividend and Growth Class C	1.76%	1.76%
Dividend and Growth Class I	0.81%	0.81%
Dividend and Growth Class R3	1.35%	1.35%
Dividend and Growth Class R4	1.04%	1.04%
Dividend and Growth Class R5	0.74%	0.74%
Dividend and Growth Class R6	0.70%	0.71%
Dividend and Growth Class Y	0.64%	0.64%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 0.84%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 0.43% for the same period. The Fund underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 1.93% for the same period. The Fund also underperformed the 2.06% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat, but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six out of ten sectors in the S&P 500 Index rose during the period, with Telecommunication Services (+15%), Utilities (+13%), and Consumer Staples (+6%) performing the best. Information technology (-4%), Financials (-2%), and Healthcare (-1%) lagged on a relative basis during the period.

10

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Stock selection contributed positively to performance relative to the S&P 500 Index during the period, primarily due to positive selection within the Healthcare, Industrials, and Energy sectors. This was partially offset by negative stock selection within the Information Technology, Financials, and Consumer Staples sectors. Overall sector allocation, a result of the bottom up stock selection process, also contributed positively to benchmark-relative performance during the period, in part due to the Fund’s underweight allocations to Information Technology and Consumer Discretionary and an overweight allocation to Utilities. The Fund’s overweight allocation to Financials and underweight to the Consumer Staples sector detracted during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Apple (Information Technology), a zero-weight position in Allergan (Healthcare), and NextEra Energy (Utilities). An underweight to Apple contributed positively to benchmark-relative performance during the period, as shares of the mobile device retailer fell on concerns of slowing iPhone sales growth. Not owning benchmark constituent Allergan also contributed positively to relative performance over the period, as shares declined on news that the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Shares of NextEra Energy, a U.S.-based clean Energy company, rose during the period on strong earnings that beat consensus expectations. Top absolute performers during the period included Verizon Communications (Telecommunication Services), Chevron (Energy), and Johnson & Johnson (Healthcare).

The Fund’s top detractors from performance relative to the S&P 500 Index included Western Digital (Information Technology), AT&T (Telecommunication Services), and Wells Fargo (Financials). The top relative detractor was Western Digital Corp, a computer hard-disk drive manufacturer. The company’s stock price fell after it missed earnings on weakness in the PC market. Not owning benchmark constituent AT&T detracted from benchmark-relative performance as the company’s stock posted a strong gain during the period on strong quarterly results and momentum from the company’s acquisition of DIRECTV. Shares of Wells Fargo fell during the period, as investors became increasingly concerned that interest rates will not move higher quickly enough to support near-term profitability for the bank.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, equities in industries with improving supply/demand trends, and solid companies that are temporarily out of favor.

Financials remains a sector in which we believe equities are particularly undervalued, although an expected “lower-for-longer” interest rate environment has deferred a component of our investment thesis for the sector. We also believe Energy equity prices are depressed, but we have reduced our overweight based on fears that weak oil prices are threatening some balance sheets. We believe that current stock valuations reflect higher oil prices than we see today; in order for stock prices to recover further, oil prices will need to increase substantially from current levels. We expect an eventual rebound as supply and demand come back into balance, but this will likely take time.

At the end of the period, the Fund’s largest overweights were to the Financials, Energy, and Healthcare sectors, while the Fund’s largest underweights were to the Consumer Discretionary and Information Technology sectors, relative to the S&P 500 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.7%
Consumer Staples	7.7
Energy	9.5
Financials	22.3
Health Care	16.1
Industrials	10.4
Information Technology	13.2
Materials	3.0
Telecommunication Services	2.7
Utilities	4.7

Total	96.3%

Short-Term Investments	3.5
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

11

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Equity Income A2	2.67%	2.10%	10.23%	7.32%
Equity Income A3	-2.98%	-3.51%	8.99%	6.71%
Equity Income B2	2.53%	1.91%	9.73%	6.69%	[4]
Equity Income B3	-2.15%	-2.70%	9.46%	6.69%	[4]
Equity Income C2	2.31%	1.30%	9.42%	6.54%
Equity Income C3	1.37%	0.38%	9.42%	6.54%
Equity Income I2	2.82%	2.33%	10.52%	7.60%
Equity Income R3[2]	2.49%	1.75%	9.87%	7.03%
Equity Income R4[2]	2.64%	2.00%	10.19%	7.33%
Equity Income R5[2]	2.78%	2.30%	10.53%	7.64%
Equity Income R6[2]	2.88%	2.46%	10.64%	7.75%
Equity Income Y2	2.88%	2.46%	10.64%	7.75%
Russell 1000 Value Index	1.93%	-0.40%	10.13%	5.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

12

The Hartford Equity Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.02%	1.02%
Equity Income Class B	1.91%	1.91%
Equity Income Class C	1.76%	1.76%
Equity Income Class I	0.76%	0.76%
Equity Income Class R3	1.36%	1.36%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.69%	0.69%
Equity Income Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 2.67% before sales charge for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 1.93% for the same period. The Fund also outperformed the 2.06% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

During the period seven out of ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Telecommunication Services (+15%), Utilities (+13%), and Materials (+11%) performing the best. Consumer Discretionary (-3%), Information Technology (-3%), and Financials (-2%) lagged the index on a relative basis during the period.

13

The Hartford Equity Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Overall, outperformance versus the Russell 1000 Value Index was driven by strong sector allocation, a result of the bottom-up stock selection process, primarily due to an underweight to Financials and an overweight to Utilities. This was partially offset by an underweight to Materials. Security selection also contributed positively to benchmark outperformance, primarily within the Consumer Discretionary and Financials sectors. This more than offset negative stock selection within Utilities and Information Technology.

Top contributors to performance relative to the Russell 1000 Value Index included Marsh & McLennan (Financials), Home Depot (Consumer Discretionary), and Bank of America (Financials). Shares of Marsh & McLennan, a U.S.-based company of various specialty consultants, rose over the period on the back of consecutive positive quarterly earnings results and better than expected revenue growth. Shares of Home Depot, a home improvement retailer, rose based on strong earnings reports and a hike in its dividend. Shares of Bank of America, a benchmark constituent, U.S.-based bank holding and financial holding company, fell over the period due to fears of a “lower-for-longer” interest rate environment and worries about deterioration in asset quality in the Energy sector. Our avoidance of the stock was additive. Top absolute contributors for the period included Johnson & Johnson (Healthcare) and Chevron (Energy).

Top detractors from performance relative to the Russell 1000 Value Index during the period included Marathon Oil (Energy), AT&T (Telecommunication Services), and Ameriprise Financial (Financials). Shares of Marathon Oil, a U.S.-based energy company, fell as the company reported a net loss due to weakness in energy markets in late 2015. The Fund exited the position before the energy recovery in early 2016. AT&T is a U.S.-based telecommunication services company. During the period, the shares of the company rose as it reported earnings and subscriber growth that beat expectations. Not holding the benchmark constituent detracted from benchmark-relative performance. The stock price of Ameriprise Financial, a diversified Financials company with operations in wealth and asset management, fell as the company faced pressure from volatile equity markets, low interest rates, and a strong dollar. We trimmed the position to reduce our exposure. Top detractors from absolute performance included Wells Fargo (Financials) and Intel (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we expect that the U.S. macroeconomic picture remains largely unchanged from the end of 2015. In our view, the consumer remains resilient and the housing market has continued to display healthy trends. We believe the combination of higher employment, wage growth, and a lower gas price has continued to benefit the consumer. On the housing front, new home sales, housing starts, and existing home sales have all grown year-over-year, as low mortgage rates and improving job prospects appear to have continued to drive demand.

At the end of the period, the Fund’s largest overweights were to the Industrials, Utilities, and Healthcare sectors, while the Fund’s largest underweights were to the Financials and Materials sectors, relative to the Russell 1000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	4.6%
Consumer Staples	7.3
Energy	13.5
Financials	22.6
Health Care	13.2
Industrials	13.1
Information Technology	10.4
Materials	2.0
Telecommunication Services	3.3
Utilities	8.5

Total	98.5%

Short-Term Investments	0.8
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

14

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Opportunities A2	-3.06%	-1.34%	10.72%	7.26%
Growth Opportunities A3	-8.40%	-6.77%	9.47%	6.66%
Growth Opportunities B2	-3.50%	-2.22%	9.82%	6.61%	[4]
Growth Opportunities B3	-7.76%	-6.54%	9.54%	6.61%	[4]
Growth Opportunities C2	-3.42%	-2.06%	9.94%	6.51%
Growth Opportunities C3	-4.28%	-2.92%	9.94%	6.51%
Growth Opportunities I2	-2.95%	-1.12%	11.00%	7.59%
Growth Opportunities R3[2]	-3.21%	-1.63%	10.42%	7.04%
Growth Opportunities R4[2]	-3.07%	-1.36%	10.75%	7.36%
Growth Opportunities R5[2]	-2.93%	-1.07%	11.08%	7.65%
Growth Opportunities R6[2]	-2.88%	-1.02%	11.18%	7.74%
Growth Opportunities Y2	-2.88%	-0.95%	11.19%	7.75%
Russell 3000 Growth Index	-1.64%	0.32%	11.09%	8.03%
Russell 1000 Growth Index	-1.37%	1.07%	11.44%	8.20%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford Growth Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.12%	1.12%
Growth Opportunities Class B	2.03%	2.04%
Growth Opportunities Class C	1.86%	1.86%
Growth Opportunities Class I	0.89%	0.89%
Growth Opportunities Class R3	1.45%	1.45%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.84%	0.84%
Growth Opportunities Class R6	0.82%	0.82%
Growth Opportunities Class Y	0.75%	0.75%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned -3.06%,before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and Russell 1000 Growth Index, which returned -1.64% and -1.37%, respectively, for the same period. The Fund outperformed the -4.00% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Four of the ten sectors in the Russell 3000 Growth Index fell during the period. The Energy (-20%), Information Technology (-5%), and Healthcare (-5%) sectors declined the most during the period, while Utilities (12%), Telecommunication Services (11%), and Consumer Staples (5%) posted the strongest gains.

16

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Sector allocation, a result of our bottom-up stock selection process, was the primary driver of – underperformance relative to the Russell 3000 Growth Index during the period, primarily due to an underweight to Consumer Staples and Telecommunication Services and an overweight to Information Technology. This effect was only partially offset by the positive impact of an increasing overweight to Energy as we moved through the period and an underweight to Consumer Discretionary. Security selection modestly detracted from benchmark-relative performance during the period as well, with weak selection in Financials, Consumer Discretionary, and Consumer Staples more than offsetting stronger selection within Information Technology, Energy, and Healthcare.

Top detractors to performance relative to the Russell 3000 Growth Index during the period included Tableau Software (Information Technology), Nomad Foods (Consumer Staples), and Harman International Industries (Consumer Discretionary). Shares of Tableau Software, an analytics and data visualization software company, suffered due to competition concerns, after the company reported slower-than-expected customer growth and disappointing operating margins. Shares of Nomad Foods, a packaged foods company, declined during the period after posting weaker-than-expected third quarter results and guidance. Shares of U.S.-based automobile audio and visual product engineer Harman International declined during the period despite the fact that the company beat its fiscal second quarter earnings estimate, as a strengthening U.S. Dollar negatively affecting exports and making future growth difficult weighed on the company’s top-line revenue.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Apple (Information Technology), Uber Technologies (Information Technology), a private equity investment that is fair valued, and Panera Bread Company (Consumer Discretionary). Not holding Apple contributed positively to benchmark-relative performance during the period, as shares of the mobile device retailer fell on concerns of slowing iPhone sales growth. The Fund’s fair valuation of private placement Uber Technologies rose during the period, as the company continues to expand and grow at a rapid pace, penetrating new markets and increasing market share on a global scale. Shares of Panera Bread, a U.S.-based chain of fast-casual restaurants, rose on strong earnings and higher forward-looking guidance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite the extreme market swings experienced in the first quarter and continued concerns surrounding global growth, we believe the U.S. economy is economically and structurally sound. During the quarter, we sought to take advantage of the opportunities presented to us by the sharp pullback in the market. We added to equity positions where we have high conviction in our thesis and the issuer has an earnings outlook that is ahead of consensus. We believe that the uncertainty that surrounds the impact of slowing Chinese growth, and the effect of negative interest rates in parts of the world, will fuel volatility and uncertainty in global markets going forward. While we do not aspire to predict macro outcomes, we will continue to identify and invest where we see accelerating growth opportunities, while taking into account potential downside scenarios.

At the end of the period, the Fund’s largest sector overweights relative to the Russell 3000 Growth Index were to Information Technology, Healthcare, and Energy, while the largest underweights were to Consumer Staples, Materials, and Telecommunication Services.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	19.2%
Consumer Staples	2.7
Energy	3.1
Financials	8.1
Health Care	19.1
Industrials	10.8
Information Technology	35.1
Materials	1.4

Total	99.5%

Fixed Income Securities
Corporate Bonds	0.1%
Short-Term Investments	0.1
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

17

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Healthcare A2	-6.24%	-5.11%	16.49%	10.50%
Healthcare A3	-11.40%	-10.33%	15.18%	9.88%
Healthcare B2	-6.68%	-5.98%	15.49%	9.80%	[4]
Healthcare B3	-10.70%	-10.03%	15.27%	9.80%	[4]
Healthcare C2	-6.60%	-5.82%	15.65%	9.71%
Healthcare C3	-7.40%	-6.63%	15.65%	9.71%
Healthcare I2	-6.14%	-4.87%	16.84%	10.84%
Healthcare R3[2]	-6.40%	-5.42%	16.18%	10.26%
Healthcare R4[2]	-6.26%	-5.12%	16.53%	10.61%
Healthcare R5[2]	-6.13%	-4.86%	16.88%	10.92%
Healthcare Y2	-6.07%	-4.72%	16.99%	11.01%
S&P Composite 1500 Health Care Index	-1.08%	-0.81%	16.72%	10.81%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%
S&P North American Health Care Sector Index	-3.01%	-4.64%	16.55%	11.05%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford Healthcare Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.29%	1.29%
Healthcare Class B	2.16%	2.16%
Healthcare Class C	2.03%	2.03%
Healthcare Class I	1.02%	1.02%
Healthcare Class R3	1.62%	1.62%
Healthcare Class R4	1.31%	1.31%
Healthcare Class R5	1.02%	1.02%
Healthcare Class Y	0.91%	0.91%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned -6.24%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark*, which returned -3.16% for the same period. The Fund also underperformed the S&P 500 Index, which returned 0.43% for the same period. The Fund underperformed the -5.73% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare equities (-1.4%) underperformed both the broader U.S. equity market (+0.4%) and the global equity market (-0.7%) during the period, as measured by the S&P 500 Healthcare, S&P 500, and the MSCI World Indices, respectively. The Healthcare sector endured a particularly difficult first quarter, as the S&P 500 Healthcare Index fell 5.5%, underperforming the broader U.S. equity market (which was up 1.3% as measured by the S&P 500 Index). While medical technology companies posted a slight gain, the biopharmaceuticals sector was hit particularly hard during the first quarter. Concerns over the sustainability of branded specialty drug pricing drove much of the weakness generally, while valuation considerations compounded the problem for biotech companies. In addition, a handful of negative medical and regulatory events further eroded investor sentiment in the sector.

Within the Fund’s benchmark, three of the five sub-sectors posted negative absolute returns during the period. Small-cap (-36%), mid-cap (-27%), and large-cap (-6%) biopharma each declined during the period, while medical technology (+8%) and Healthcare services (+1%) posted gains.

Sector allocation was the primary detractor from performance relative to the Fund’s benchmark during the period, while security selection contributed positively to relative returns. An overweight allocation to small-cap and mid-cap biopharma names detracted most from

*	Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Benchmark returns represents the S&P North American Health Care Index from October 31, 2015 through March 31, 2016 and the S&P Composite 1500 Health Care Index from April 1, 2016 to April 30, 2016.

19

The Hartford Healthcare Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

relative performance during the period, and was only partially offset by the positive impact of an underweight to large-cap biopharma and overweights to medical technology and health care services. Security selection was strongest in small-cap and mid-cap biopharma names during the period, while selection in large-cap biopharma and medical technology detracted.

Johnson & Johnson (biopharma), Alkermes PLC (biopharma), and Allergan PLC (biopharma) were the top detractors from benchmark-relative performance over the period. A significant underweight to Johnson & Johnson, a U.S. based medical device and pharmaceutical manufacturer, detracted from benchmark-relative returns during the period as the stock held up well given the defensive nature of its broadly diversified business. Shares of Alkermes, a U.S.-based pharmaceutical manufacturing and biopharmaceutical company, fell after company reported that its candidate depression drug, ALKS5461, failed in phase 3 testing to show significant benefit compared with a placebo. Allergan, a global pharmaceutical company, saw its stock price fall as the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Regeneron (biopharma) was a top absolute detractor over the period.

Valeant Pharmaceuticals (biopharma), Shionogi & Company Limited (biopharma), and Boston Scientific (medical technology) contributed positively to benchmark-relative results. Shares of Valeant Pharmaceuticals, a global specialty drugs manufacturer, declined significantly during the period, as lower earnings and financial forecasts and concerns over potential bond defaults led to a sharp sell-off. Not owning this benchmark constituent contributed positively to benchmark-relative performance over the period. Shionogi & Co, a Japanese pharmaceutical company, was among the top benchmark-relative contributors to performance, as the company posted strong gains during the period, driven by continued expansion of their HIV treatments. Boston Scientific, the U.S.-based medical device company, also contributed positively to relative performance, as the company’s stock posted gains during the period on strong first-quarter financial results that beat consensus estimates. UnitedHealth Group and Bristol-Myers Squibb were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite the recent period of market turmoil, we continue to believe in our long-term strategy of seeking to identify innovative companies delivering meaningful value to the healthcare system. In the biopharmaceutical area, the portfolio currently tilts toward more mature companies with growing revenues, ample cash, and exciting pipelines. Nevertheless, small, nimble, innovative companies will likely always garner some degree of our interest. In the Healthcare sector, we continue to seek companies that will benefit from and/or facilitate the transition to a fee-for-value-based health care system from the historic fee-for-service-based system.

We still remain optimistic about the Healthcare sector. Biomedical innovation appears to be as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of health care markets globally should create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim equities on strength and to add on weakness in order to seek to generate favorable returns and minimize risk.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	1.0%
Health Care	97.2
Industrials	0.3
Information Technology	0.2

Total	98.7%

Short-Term Investments	1.4
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

20

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap A2	-2.87%	-2.06%	9.29%	7.50%
MidCap A3	-8.22%	-7.45%	8.07%	6.89%
MidCap B2	-3.31%	-2.98%	8.32%	6.79%	[4]
MidCap B3	-7.66%	-7.34%	8.08%	6.79%	[4]
MidCap C2	-3.21%	-2.79%	8.51%	6.75%
MidCap C3	-4.09%	-3.67%	8.51%	6.75%
MidCap I2	-2.74%	-1.79%	9.56%	7.71%
MidCap R3[2]	-3.02%	-2.39%	8.97%	7.44%
MidCap R4[2]	-2.88%	-2.09%	9.30%	7.67%
MidCap R5[2]	-2.76%	-1.79%	9.63%	7.89%
MidCap R6[2]	-2.67%	-1.68%	9.76%	7.98%
MidCap Y2	-2.67%	-1.68%	9.75%	7.97%
S&P MidCap 400 Index	2.04%	-0.94%	9.20%	7.77%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

21

The Hartford MidCap Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.14%	1.14%
MidCap Class B	2.03%	2.03%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.87%	0.87%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.16%	1.16%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.77%	0.77%
MidCap Class Y	0.76%	0.76%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned -2.87% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 2.04% for the same period. The Fund outperformed the -3.27% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but U.S. data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate hike since 2006 in December. The policy statement stressed the likely gradual pace for the end of quantitative easing and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Within the S&P MidCap 400 Index, six of the ten sectors posted during the period. The Utilities (+15%), Materials (+14%), and Industrials (+5%) sectors performed best while Energy (-7%) and Information Technology (-5%) lagged.

The Fund underperformed the S&P MidCap 400 Index during the period primarily as a result of weak security selection. Stock selection was weakest in the Healthcare, Consumer Discretionary, and Industrials sectors, which was partially offset by positive stock selection in Information Technology and Consumer Staples. Sector allocation, a result of the Fund’s bottom up stock selection process, also detracted during the period due primarily to an underweight to the Materials and Utilities sectors and an overweight to Information

22

The Hartford MidCap Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Technology. The Fund’s overweight to Industrials and Healthcare and underweight to Consumer Staples contributed positively relative to the S&P MidCap 400 Index.

Top absolute and relative detractors included Alkermes (Healthcare), Advance Auto Parts (Consumer Discretionary), and Robert Half International (Industrials). Shares of Alkermes, a U.S.-based biopharmaceutical company, underperformed after it announced discouraging results from one of its trials early in the year which focused on creating slow-release drugs to treat various forms of mental illness. Advance Auto Parts, a U.S.-based automotive parts supplier, underperformed after announcing weak third-quarter earnings in addition to major leadership changes. This caused the company to lower fourth quarter guidance meaningfully, further causing the stock price to fall. Shares of Robert Half International, a global staffing provider, declined during the period due to a slowdown in secular growth in the markets it serves.

Top contributors to performance relative to the S&P MidCap 400 Index included Genpact (Information Technology), Waste Connections (Industrials), and Equifax (Industrials). Shares of Genpact, a business process outsourcing company, outperformed due to a recent partnership with GE Digital, becoming an early adopter of GE’s Predix platform a cloud platform-as-a-service for the Industrial Internet. Shares of Waste Connections, a municipal solid waste services company, rose as the company reported strong results and plans to combine with Progressive Waste Solutions. Shares of Equifax, a U.S.-based credit rating agency, outperformed during the period due to acceleration in growth of all its business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Top contributors to absolute returns for the period included MSC Industrial Direct (Industrials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

After a volatile start to 2016, we believe the Fund’s portfolio is well positioned for an uncertain economic environment. We continue to believe the U.S. will remain the preferred market for investment on a global basis as emerging market fundamentals remain weak and China’s economic growth adjusts to a new long-term rate. We believe the FOMC’s recent overall cautious approach to further rate increases signals it would limit the number of rate increases this year, and the FOMC would continue to proceed cautiously in adjusting policy, which may provide a tailwind for U.S. equities.

At the end of the period, the Fund was most overweight the Industrials, Information Technology, and Healthcare sectors and most underweight the Financials, Materials, and Consumer Staples sectors relative to the S&P MidCap 400 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.2%
Consumer Staples	0.6
Energy	6.5
Financials	16.7
Health Care	13.1
Industrials	24.1
Information Technology	21.8
Materials	3.1
Utilities	2.4

Total	99.5%

Short-Term Investments	0.2
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

23

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap Value A2	-2.25%	-5.87%	8.15%	6.30%
MidCap Value A3	-7.63%	-11.04%	6.94%	5.70%
MidCap Value B2	-2.66%	-6.63%	7.28%	5.68%	[4]
MidCap Value B3	-7.10%	-10.90%	6.98%	5.68%	[4]
MidCap Value C2	-2.59%	-6.59%	7.37%	5.51%
MidCap Value C3	-3.48%	-7.44%	7.37%	5.51%
MidCap Value I2	-2.08%	-5.56%	8.53%	6.52%
MidCap Value R3[2]	-2.38%	-6.06%	7.90%	6.34%
MidCap Value R4[2]	-2.26%	-5.86%	8.22%	6.52%
MidCap Value R5[2]	-2.13%	-5.58%	8.55%	6.71%
MidCap Value Y2	-2.04%	-5.42%	8.66%	6.77%
Russell 2500 Value Index	2.20%	-1.95%	8.25%	5.96%
Russell MidCap Value Index	3.16%	-0.18%	10.45%	7.35%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

24

The Hartford MidCap Value Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.25%	1.25%
MidCap Value Class B	2.09%	2.28%
MidCap Value Class C	1.97%	1.97%
MidCap Value Class I	0.92%	0.92%
MidCap Value Class R3	1.52%	1.52%
MidCap Value Class R4	1.21%	1.21%
MidCap Value Class R5	0.92%	0.92%
MidCap Value Class Y	0.81%	0.81%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned -2.25% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 2.20% and 3.16%, respectively, for the same period. The Fund also underperformed the -0.05% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period end April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate hike since 2006 in December. The policy statement stressed the likely gradual pace for the end of quantitative easing and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate hikes were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six of the ten sectors in the Russell 2500 Value Index gained during the period, with Utilities (+14%), Materials (+11%), and Consumer Staples (+6%) performing the best, while Energy (-5%) and Consumer Discretionary (-5%) lagged during the period ended April 30, 2016.

The Fund’s underperformance relative to the Russell 2500 Value Index over the six-month period was driven primarily by weaker security selection within Consumer Discretionary, Materials, and Industrials, which was partially offset by stronger stock selection within Healthcare and Consumer Staples. Sector allocation, a result of the stock selection process, also detracted from returns relative to the Russell 2500 Value Index, in part due to an underweight to the Utilities sector and an overweight in Consumer Discretionary. Overweights to the Energy and Materials sectors contributed positively to performance relative to the Russell 2500 Value Index during the period ended April 30, 2016.

Top detractors from absolute returns and returns relative to the Russell 2500 Value Index included Performance Sports Group (Consumer Discretionary), Global Brands Group (Consumer Discretionary), and Verint Systems (Information Technology). Shares of Performance Sports Group (PSG), a Canada-based manufacturer of sports equipment, fell during the period as PSG preannounced a significant

25

The Hartford MidCap Value Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

sales and earnings miss in their Easton baseball equipment business. Shares of Global Brands Group, a Hong Kong-based company that designs and markets fashion apparel, fell during the period ended April 30, 2016. While the decline is not attributable to anything in particular, the biggest obstacle is a lack of investor attention due to its Hong Kong listing, in our view. Shares of Verint Systems, a distributor of software and hardware products for security and surveillance, fell for two consecutive quarters as management works through a shift in sales strategy made last year to better align with customer preferences.

Top contributors to both absolute returns and returns relative to the Russell 2500 Value Index included Ono Pharmaceutical (Healthcare), Cabot Corporation (Materials), and Diamondback Energy (Energy). Ono Pharmaceutical, a Japan-based pharmaceutical company, is a developer of immuno-oncology treatments and owner of the Japan marketing rights to Bristol-Myers Squibb’s therapies in Japan. The company’s shares performed well during the period as its joint venture with Bristol-Myers Squibb on a lung cancer treatment has seen strong demand in Japan. Investors in the company became optimistic about the potential for this treatment to achieve “blockbuster” status and the company raised its sales guidance. Cabot Corporation, a U.S.-based specialty chemicals and performance materials company, saw its shares rise on healthy tire demand and a stabilizing of carbon black prices during the period ended April 30, 2016. Cabot’s management has focused on cost cutting and cash flow generation, possibly setting the stock up for continued gains in 2016. Shares of Diamondback Energy, a U.S.-based independent oil and natural gas company, rose during the period supported by the recent recovery in oil prices.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we believe near term recession risks have diminished. We believe the most significant change over the past couple months was China’s success in controlling capital outflows, and its strong signal of prioritizing growth through new fiscal stimulus even if other needed reforms must proceed at a more gradual pace. We believe this may ease deflationary pressures across the emerging markets and help bring more clarity to the Fed. The U.S. economy grew at a slow pace in the first quarter of 2016, but job growth remains strong and recent data point to some firming in manufacturing activity. We expect some acceleration over the rest of the year, though Wellington Management’s macro group now projects GDP growth of 1.4% for all of 2016.

In January we were skeptical of further Fed tightening. We now foresee one or two more rate increases or else the Fed risks appearing too cautious against the threat of rising inflation. Core CPI is already running at +2.3% and higher energy costs seem likely to push the headline rate much higher over the next 12-18 months. The price of WTI crude oil has recently retreated 10% from late-March highs above $41. We believe another leg up from here is likely, with U.S. producers requiring a price closer to $60 to grow production meaningfully. U.S. oil producers are currently focused intently on living within their much reduced cash flows, in our view.

Uncertainties for the remainder of the year include the U.S. election, an upcoming U.K. referendum on the U.K.’s proposed exit from the E.U., the impact of negative rates and a sense that central banks in Japan and Europe are out of effective monetary policies, and the risks in a low nominal growth world of shocks from terrorism, natural disasters and other unpredictable events. We expect markets to remain volatile and will seek to use swings in investor sentiment to the Fund’s advantage in seeking to identify new longer term value opportunities for the Fund. At the end of the period, the Fund’s largest overweight allocations relative to the Russell 2500 Value Index were in Consumer Discretionary, Information Technology, and Materials while the Fund’s largest underweights continued to be in Financials and Utilities.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.6%
Consumer Staples	2.6
Energy	7.9
Financials	31.8
Health Care	3.3
Industrials	11.8
Information Technology	12.2
Materials	8.4
Telecommunication Services	0.9
Utilities	6.5

Total	98.0%

Short-Term Investments	1.7
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

26

Hartford Small Cap Core Fund inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Cap Core A2	-2.72%	-7.94%	6.44%	4.96%
Small Cap Core A3	-8.07%	-13.00%	5.24%	4.37%
Small Cap Core B2	-3.06%	-8.66%	5.66%	4.43%	[4]
Small Cap Core B3	-7.59%	-12.93%	5.35%	4.43%	[4]
Small Cap Core C2	-3.10%	-8.61%	5.65%	4.20%
Small Cap Core C3	-4.00%	-9.47%	5.65%	4.20%
Small Cap Core I2	-2.63%	-7.70%	6.59%	5.04%
Small Cap Core R3[2]	-2.86%	-8.16%	6.30%	5.10%
Small Cap Core R4[2]	-2.68%	-7.83%	6.60%	5.25%
Small Cap Core R5[2]	-2.52%	-7.59%	6.88%	5.39%
Small Cap Core Y2	-2.45%	-7.52%	6.92%	5.41%
Russell 2000 Index	-1.90%	-5.94%	6.98%	5.42%
Russell 2500 Index	-0.36%	-4.27%	8.28%	6.59%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest securities, based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund has changed its benchmark from the Russell 2500 Index to the Russell 2000 Index. Hartford Funds Management Company, LLC believes that the Russell 2000 Index is a more appropriate index against which to measure performance in light of changes to the Fund’s investment strategy to a focus on stocks of small capitalization companies.

27

Hartford Small Cap Core Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Core Class A	1.38%	1.48%
Small Cap Core Class B	2.13%	2.36%
Small Cap Core Class C	2.13%	2.22%
Small Cap Core Class I	1.13%	1.20%
Small Cap Core Class R3	1.58%	1.78%
Small Cap Core Class R4	1.28%	1.45%
Small Cap Core Class R5	0.98%	1.14%
Small Cap Core Class Y	0.93%	1.04%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned -2.72%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned -1.90% for the same period. The Fund also underperformed the -1.15% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Four of the ten sectors in the Russell 2000 Index posted negative returns during the period. Weak performers included the Energy (-13%), Healthcare (-8%), and Consumer Discretionary (-4%) sectors, while the Utilities (+12%), Telecommunication Services (+7%), and Materials (+7%) sectors posted the strongest gains during the period.

From a sector allocation perspective, underweight allocations to Utilities and an overweight to Healthcare detracted most from performance relative to the Russell 2000 Index. This was only partially offset by overweights to Industrials and underweights to Consumer Discretionary. Security selection contributed positively to benchmark-relative performance during the period, driven by strong stock selection in Financials, Consumer Discretionary, and Utilities, which was partially offset by weaker stock selection in the Information Technology and Telecommunication Services sectors.

The largest detractors from performance relative to the Russell 2000 Index over the period were First NBC Bank (Financials), Mentor Graphics (Information Technology), and CVR Energy (Energy). Shares of First NBC Bank, a U.S.-based bank holding company, declined over the period as a number of firms announced investigations on behalf of investors concerning the company and its

28

Hartford Small Cap Core Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

officers’ possible violation of securities laws. In addition, in March the company announced that it would need to delay the filing of its Form 10-K due to internal accounting errors, further weighing on the stock price. Shares of Mentor Graphics, a U.S.-based electronic design company, fell over the period on concerns over the company’s forward looking guidance released in November 2015, which fell short of expectations. Shares of CVR Energy, a U.S.-based diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, fell during the period on fears that distribution payments from the company’s partnerships would be lower in the coming quarters. FleetMatics Group (Information Technology) and Imperva (Information Technology) detracted from absolute returns over the period.

The largest contributors to performance relative to the Russell 2000 Index during the period were Banc of California (Financials), Joy Global (Industrials), and Prospect Capital Corp (Financials). Shares of Banc of California, a full service-banking provider, rose during the period on strong quarterly and annual results, as the company reported record earnings growth during the 2015 fiscal year. Shares of Joy Global, a U.S.-based company specializing in the manufacturing and service of heavy machinery used in underground and surface mining, turned in strong gains during the period despite reporting a bigger-than-expected first quarter loss, as investors responded favorably to the company’s 2016 forecast. Shares of Prospect Capital, a provider of flexible debt and equity capital to middle-market companies in the U.S. and Canada, rebounded from an all-time low in February to close the period at a gain. The initial decline in February was due to investor concerns over a reported potential SEC query into whether Prospect Capital inappropriately valued its investments in collateralized loan obligations (CLOs). We believe better-than-expected fourth quarter revenue figures helped the stock price to rebound. Myriad Genetics Inc (Healthcare), JC Penney (Consumer Discretionary), and Selection Income REIT (Financials) were top contributors to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by using Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on our long-term time horizon, we continue to find what we consider to be opportunities created by the trading and pricing inefficiencies found among small-cap equities. As a result of individual stock decisions, the Fund ended the period most overweight the Healthcare, Energy, and Materials sectors, and most underweight the Utilities, Consumer Discretionary, and Industrials sectors relative to the Russell 2000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.5%
Consumer Staples	3.3
Energy	4.2
Financials	26.3
Health Care	15.5
Industrials	12.2
Information Technology	16.9
Materials	5.0
Telecommunication Services	1.6
Utilities	1.9

Total	99.4%

Short-Term Investments	0.4
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

29

The Hartford Small Cap Growth Fund* inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Cap Growth A2	-4.87%	-8.29%	7.94%	6.07%
Small Cap Growth A3	-10.11%	-13.34%	6.72%	5.47%
Small Cap Growth B2	-5.28%	-9.00%	7.10%	5.48%	[4]
Small Cap Growth B3	-9.53%	-13.09%	6.79%	5.48%	[4]
Small Cap Growth C2	-5.19%	-8.93%	7.18%	5.26%
Small Cap Growth C3	-6.04%	-9.74%	7.18%	5.26%
Small Cap Growth I2	-4.76%	-8.03%	8.28%	6.30%
Small Cap Growth R3[2]	-5.01%	-8.51%	7.70%	5.83%
Small Cap Growth R4[2]	-4.84%	-8.21%	8.04%	6.11%
Small Cap Growth R5[2]	-4.70%	-7.94%	8.36%	6.40%
Small Cap Growth R6[2]	-4.68%	-7.97%	8.44%	6.47%
Small Cap Growth Y2	-4.63%	-7.84%	8.46%	6.49%
Russell 2000 Growth Index	-4.96%	-8.27%	7.15%	6.14%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Hartford Investment Management Company became an additional sub-adviser to the Fund effective November 13, 2006. Performance information prior to that date represents performance of only Wellington Management Company LLP. As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

*	Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

30

The Hartford Small Cap Growth Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Growth Class A	1.22%	1.22%
Small Cap Growth Class B	2.04%	2.21%
Small Cap Growth Class C	1.92%	1.92%
Small Cap Growth Class I	0.93%	0.93%
Small Cap Growth Class R3	1.49%	1.49%
Small Cap Growth Class R4	1.18%	1.18%
Small Cap Growth Class R5	0.88%	0.88%
Small Cap Growth Class R6	0.88%	0.88%
Small Cap Growth Class Y	0.78%	0.78%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned -4.87%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -4.96%. For the same period, the Fund underperformed the -4.59% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending in April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four, suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Large cap equities (0%) outperformed small cap equities (-2%) but underperformed mid cap equities (+2%) during the period, as measured by the S&P 500 Index, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (-5%) equities underperformed small cap value (+1%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices, respectively. Seven out of ten sectors in the Russell 2000 Growth Index had negative returns during the period. The Energy (-21%), Healthcare (-10%), and Information Technology (-5%) sectors performed worst, while Telecommunication Services (+12%) and Materials (+1%) outperformed the broader index.

31

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Selection was strongest within Consumer Discretionary, Financials, and Industrials, but was offset by weaker selection in Healthcare, Materials, and Information Technology. Sector allocation, driven by the bottom-up stock selection, modestly detracted from relative returns during the period. Underweights to the Telecommunication Services and Industrials sectors detracted from benchmark-relative performance during the period. An underweight to the Consumer Discretionary sector and an overweight to Materials contributed positively to benchmark-relative results.

The top contributors to performance relative to the Russell 2000 Growth Index were Kate Spade (Consumer Discretionary), Clovis Oncology (Healthcare), and Heartland Payment Systems (Information Technology). Shares of Kate Spade, a U.S.-based accessories and apparel company, rose after the firm reported better than expected quarterly earnings. Shares of Clovis Oncology, a U.S.-based biopharmaceutical company focused on anti-cancer agents, fell as it issued disappointing news related to the company’s experimental lung cancer drugs. Not owning the stock contributed positively to benchmark-relative performance during the period. Shares of Heartland Payments, a specialty payments services provider, rose after Global Payments announced that they would acquire the company. The combined entity will bring together two of the fastest organic revenue growth businesses in the payments industry. Top absolute contributors for the period also included CoreSite Realty (Financials) and FivePrime Therapeutics (Healthcare).

The top detractors relative to the Russell 2000 Growth Index included Natural Grocers (Consumer Staples), Dyax (Healthcare), and Portola Pharmaceuticals (Healthcare). Shares of Natural Grocers, a specialty retailer of natural and organic groceries and dietary supplements, dropped as the company announced worse than expected sales and earnings and issued a disappointing forecast. Dyax is a U.S.-based biopharmaceutical company. Not holding this benchmark constituent detracted from relative performance, as the share price rose following an announcement that the Federal Trade Commission was terminating the antitrust waiting period for the company’s acquisition by Shire. The stock price of Portola Pharmaceuticals, a U.S.-based biopharmaceutical company, fell after the company announced disappointing data for the Phase 3 study of their anti-coagulant Betrixaban. Top absolute detractors for the period also included Anacor Pharmaceuticals (Healthcare) and NetScout Systems (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to believe that the U.S. economy is in a period of moderate economic growth led by solid employment trends, as well as the ongoing expansion of consumption, government spending, and residential housing investment. In addition, we think the weakening U.S. dollar has helped to stabilize the manufacturing side of the economy. Our expectation is that there will be gradual Fed rate hikes, although it does appear that the FOMC may be more willing to err on the side of caution rather than try to aggressively tackle potential inflation.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to generate outperformance relative to the Russell 2000 Growth Index. We strongly believe that the portfolio is well-positioned to perform as we look forward to the remainder of 2016.

At the end of the period, the largest overweights were to Consumer Staples and Financials, while the largest underweights were to the Healthcare and Information Technology sectors relative to the Russell 2000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

32

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.3%
Consumer Staples	4.8
Energy	1.2
Financials	9.2
Health Care	23.5
Industrials	13.6
Information Technology	24.2
Materials	4.9
Telecommunication Services	0.7

Total	99.4%

Short-Term Investments	0.7
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

33

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Company A2	-9.14%	-17.69%	3.69%	3.75%
Small Company A3	-14.14%	-22.21%	2.53%	3.16%
Small Company B2	-9.46%	-18.34%	2.89%	3.17%	[4]
Small Company B3	-13.18%	-21.70%	2.69%	3.17%	[4]
Small Company C2	-9.47%	-18.26%	2.96%	3.00%
Small Company C3	-10.22%	-18.94%	2.96%	3.00%
Small Company I2	-9.02%	-17.50%	3.95%	4.01%
Small Company R3[2]	-9.20%	-17.86%	3.50%	3.58%
Small Company R4[2]	-9.06%	-17.57%	3.83%	3.89%
Small Company R5[2]	-8.92%	-17.35%	4.14%	4.16%
Small Company R6[2]	-8.88%	-17.30%	4.23%	4.27%
Small Company Y2	-8.88%	-17.26%	4.23%	4.27%
Russell 2000 Growth Index	-4.96%	-8.27%	7.15%	6.14%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Hartford Investment Management Company became an additional sub-adviser to the Fund effective June 2006. Performance information prior to that date represents performance of only Wellington Management Company LLP. As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

34

The Hartford Small Company Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.35%	1.35%
Small Company Class B	2.14%	2.31%
Small Company Class C	2.05%	2.05%
Small Company Class I	1.12%	1.12%
Small Company Class R3	1.55%	1.55%
Small Company Class R4	1.25%	1.25%
Small Company Class R5	0.96%	0.98%
Small Company Class R6	0.91%	0.92%
Small Company Class Y	0.86%	0.86%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned -9.14% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -4.96% for the same period. The Fund also underperformed the -4.59% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Large cap equities (0%) outperformed small cap equities (-2%) but underperformed mid cap equities (+2%) during the period, as measured by the S&P 500 Index, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (-5%) equities underperformed small cap value (+1%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Seven out of ten sectors in the Russell 2000 Growth Index had negative returns during the period. The Energy (-21%), Healthcare (-10%), and Information Technology (-5%) sectors performed worst, while Telecommunication Services (+12%) and Materials (+1%) outperformed the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index.

35

The Hartford Small Company Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Selection was weakest in the Information Technology, Healthcare, and Financials sectors, which more than offset stronger selection in the Energy sector. Sector allocation, which is the result of bottom-up stock selection, contributed positively to benchmark-relative returns during the period; an underweight to Healthcare and an overweight to Financials contributed positively to relative results. An underweight to Telecommunication Services and an overweight to Energy detracted from benchmark-relative performance during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Tableau Software (Information Technology), Diamond Resorts (Consumer Discretionary), and KapStone Paper (Materials). Tableau Software, a developer of data visualization applications, saw its stock price decline after results disappointed. Further analysis revealed that Tableau’s recent struggles are likely early warning signs of broader developing competitive challenges from software incumbents like Microsoft who have grown interested in Tableau’s core market. As a result, we eliminated our position. The stock price of Diamond Resorts, a hospitality and vacation ownership company, declined after a report was published questioning the company’s business practices and the possibility of new future regulation from the Consumer Financial Protection Bureau. The share price of Kapstone Paper, a large North American containerboard producer, declined as results disappointed. Top absolute detractors also included Anacor Pharmaceuticals (Healthcare) and Advisory Board (Industrials).

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Panera Bread Company (Consumer Discretionary), FivePrime Therapeutics (Healthcare), and QEP Resources (Energy). Shares of Panera Bread, a U.S.-based food services provider, rose after the company announced earnings and revenue that beat expectations. The stock price of Five Prime Therapeutics, a clinical-stage biotechnology company specializing in the development of novel protein therapeutics, jumped following an announcement that they would enter into a partnership with Bristol-Myers Squibb to develop and commercialize immuno-oncology products. Under the terms of the agreement, Bristol-Myers Squibb will make an upfront payment of $350 million to Five Prime followed by significant additional contingent payments. Shares of QEP Resources, a U.S.-based oil and gas exploration company, rose as it reported strong first quarter earnings. Top absolute contributors also included Heartland Payment (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We have continued to take advantage of market volatility to add to high conviction long-term growth opportunities, and build our positions in what we consider to be key thematic growth areas such as secular Consumer Discretionary, as well as more cyclically oriented areas of the market. Despite the challenging recent performance of the approach, we remain confident that over the long-term our philosophy and process will lead to strong results.

We believe our portfolio structure helps to hedge risk associated with unpredictable events and economic outcomes. As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight to the Information Technology and Energy sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare and Consumer Staples.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.6%
Consumer Staples	1.4
Energy	3.5
Financials	9.1
Health Care	18.4
Industrials	14.8
Information Technology	31.4
Materials	4.1
Telecommunication Services	0.7

Total	99.0%

Short-Term Investments	0.9
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

36

The Hartford Value Opportunities Fund inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Value Opportunities A2	0.22%	-5.94%	7.57%	4.64%
Value Opportunities A3	-5.30%	-11.11%	6.36%	4.05%
Value Opportunities B2	-0.22%	-6.69%	6.75%	4.08%	[4]
Value Opportunities B3	-4.81%	-10.98%	6.45%	4.08%	[4]
Value Opportunities C2	-0.15%	-6.61%	6.78%	3.86%
Value Opportunities C3	-1.07%	-7.47%	6.78%	3.86%
Value Opportunities I2	0.35%	-5.58%	7.92%	4.94%
Value Opportunities R3[2]	0.07%	-6.21%	7.31%	4.39%
Value Opportunities R4[2]	0.22%	-5.91%	7.66%	4.70%
Value Opportunities R5[2]	0.39%	-5.62%	7.96%	4.99%
Value Opportunities Y2	0.43%	-5.51%	8.00%	5.07%
Russell 3000 Value Index	1.87%	-0.68%	9.85%	5.58%
Russell 1000 Value Index	1.93%	-0.40%	10.13%	5.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

37

The Hartford Value Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.21%	1.21%
Value Opportunities Class B	2.04%	2.28%
Value Opportunities Class C	1.93%	1.93%
Value Opportunities Class I	0.88%	0.88%
Value Opportunities Class R3	1.52%	1.52%
Value Opportunities Class R4	1.19%	1.19%
Value Opportunities Class R5	0.90%	0.90%
Value Opportunities Class Y	0.79%	0.79%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Value Opportunities Fund returned 0.22% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 1.87% for the same period. The Fund underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 1.93% for the same period. The Fund also underperformed the 0.54% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Seven of ten sectors within the Russell 3000 Value Index posted positive returns during the period. Telecommunication services (+14%) and Utilities (+13%), were top performers while Consumer Discretionary (-3%) and Information Technology (-3%) lagged relative to the Russell 3000 Value Index.

Security selection detracted from performance relative to the Russell 3000 Value Index. Strong stock selection within Energy, Materials, and Utilities was more than offset by weaker selection in Healthcare, Information Technology, and Financials. Sector allocation, a result of the bottom-up stock selection process, contributed positively to the Fund’s relative returns over the period primarily due to an overweight to Materials and an underweight to Energy. This was partially offset by an underweight to Consumer Staples.

38

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The top detractors from performance relative to the Russell 3000 Value Index were ARRIS International (Information Technology), Global Brands Group (Consumer Discretionary), and MetLife (Financials). Shares of ARRIS International, a cable and satellite set-top-box maker, fell as the Federal Communications Commission proposed a rule change which would allow customers to access video content using competing devices to the standard rental box. The share price of Global Brands Group, a Hong Kong-based apparel and footwear company, came under pressure as it announced earnings below expectations. The share price of MetLife, a life insurance company, fell as the company reported earnings and revenues that fell short of expectations and suspended its share buybacks in light of its plan to divest a portion of its U.S. life insurance operations, in addition to concerns about the company’s overseas growth. Citigroup (Financials) was a top absolute detractor.

The largest contributors to relative and absolute performance were Reliance Steel (Materials), Exelon (Utilities), and Canadian Natural Resources (Energy). The stock price of Reliance Steel, a metals distributor, rose as the company did a great job managing inventories, generating cash flow, and investing for profitable future growth in automotive and aerospace through a tough period for the industry. While rivals have been put in a difficult spot amid falling volumes and pricing, Reliance has taken steps to downsize its energy business, boost inventory turns, and improve its responsiveness to smaller, just-in-time orders from cautious customers. Shares of Exelon, an integrated utilities company, rose as the company pleased investors by articulating a three-year framework for raising the dividend, and removed an uncertainty overhang through an agreement with regulators to close its long-delayed acquisition of Maryland regulated electric utility Pepco. The stock price of Canadian Natural Resources, a Canada-based oil and natural gas producer, rose as the price of oil rose and the company issued a positive outlook on future cash flow and earnings.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The sell-off in various sub-segments of Healthcare sector during the period, as compared to the strong performance of Utilities and Telecommunication Services sectors, led us to redirect weightings towards the former, and away from the latter two sectors. As the period developed, we saw particular equities in the Healthcare group reach increasingly attractive valuation levels in our opinion, and we increased the Fund’s relative weighting to that sector.

In aggregate, we believe the overall risk exposures of the portfolio are consistent with their historical ranges since inception, and we continue to find what we consider to be attractively priced equities. At the end of the period, the Fund was most overweight Materials,

Healthcare, and Energy, and most underweight Consumer Staples, Industrials, and Utilities relative to the Russell 3000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.2%
Consumer Staples	2.2
Energy	14.6
Financials	30.8
Health Care	14.6
Industrials	8.0
Information Technology	9.3
Materials	7.1
Telecommunication Services	2.0
Utilities	5.2

Total	99.0%

Short-Term Investments	0.4
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

39

Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2015 through April 30, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$969.40	$5.44	$1,000.00	$1,019.34	$5.57	1.11%	182	366
Class B	$1,000.00	$965.20	$9.82	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class C	$1,000.00	$966.10	$8.95	$1,000.00	$1,015.76	$9.17	1.83%	182	366
Class I	$1,000.00	$971.10	$3.92	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class R3	$1,000.00	$968.10	$6.90	$1,000.00	$1,017.85	$7.07	1.41%	182	366
Class R4	$1,000.00	$969.60	$5.44	$1,000.00	$1,019.34	$5.57	1.11%	182	366
Class R5	$1,000.00	$971.10	$3.97	$1,000.00	$1,020.84	$4.07	0.81%	182	366
Class R6	$1,000.00	$971.40	$3.48	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class Y	$1,000.00	$971.50	$3.48	$1,000.00	$1,021.33	$3.57	0.71%	182	366

40

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$994.70	$3.97	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class B	$1,000.00	$991.00	$7.67	$1,000.00	$1,017.16	$7.77	1.55%	182	366
Class C	$1,000.00	$991.50	$7.58	$1,000.00	$1,017.26	$7.67	1.53%	182	366
Class I	$1,000.00	$996.40	$2.58	$1,000.00	$1,022.28	$2.61	0.52%	182	366
Class R3	$1,000.00	$993.40	$5.45	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class R4	$1,000.00	$995.20	$3.97	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class R5	$1,000.00	$996.60	$2.48	$1,000.00	$1,022.38	$2.51	0.50%	182	366
Class R6	$1,000.00	$996.60	$2.23	$1,000.00	$1,022.63	$2.26	0.45%	182	366
Class Y	$1,000.00	$996.50	$2.18	$1,000.00	$1,022.68	$2.21	0.44%	182	366

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.40	$5.14	$1,000.00	$1,019.74	$5.17	1.03%	182	366
Class B	$1,000.00	$1,003.90	$9.72	$1,000.00	$1,015.17	$9.77	1.95%	182	366
Class C	$1,000.00	$1,004.60	$8.82	$1,000.00	$1,016.06	$8.87	1.77%	182	366
Class I	$1,000.00	$1,009.50	$4.15	$1,000.00	$1,020.74	$4.17	0.83%	182	366
Class R3	$1,000.00	$1,006.70	$6.79	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,008.50	$5.24	$1,000.00	$1,019.64	$5.27	1.05%	182	366
Class R5	$1,000.00	$1,010.00	$3.75	$1,000.00	$1,021.13	$3.77	0.75%	182	366
Class R6	$1,000.00	$1,010.20	$3.30	$1,000.00	$1,021.58	$3.32	0.66%	182	366
Class Y	$1,000.00	$1,010.50	$3.25	$1,000.00	$1,021.63	$3.27	0.65%	182	366

41

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.70	$5.24	$1,000.00	$1,019.69	$5.22	1.04%	182	366
Class B	$1,000.00	$1,025.30	$6.09	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class C	$1,000.00	$1,023.10	$8.90	$1,000.00	$1,016.06	$8.87	1.77%	182	366
Class I	$1,000.00	$1,028.20	$3.93	$1,000.00	$1,020.99	$3.92	0.78%	182	366
Class R3	$1,000.00	$1,024.90	$6.90	$1,000.00	$1,018.05	$6.87	1.37%	182	366
Class R4	$1,000.00	$1,026.40	$5.39	$1,000.00	$1,019.54	$5.37	1.07%	182	366
Class R5	$1,000.00	$1,027.80	$3.88	$1,000.00	$1,021.03	$3.87	0.77%	182	366
Class R6	$1,000.00	$1,028.80	$3.38	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class Y	$1,000.00	$1,028.80	$3.38	$1,000.00	$1,021.53	$3.37	0.67%	182	366

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$969.40	$5.53	$1,000.00	$1,019.24	$5.67	1.13%	182	366
Class B	$1,000.00	$965.00	$10.02	$1,000.00	$1,014.67	$10.27	2.05%	182	366
Class C	$1,000.00	$965.80	$9.14	$1,000.00	$1,015.56	$9.37	1.87%	182	366
Class I	$1,000.00	$970.50	$4.46	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class R3	$1,000.00	$967.90	$7.14	$1,000.00	$1,017.60	$7.32	1.46%	182	366
Class R4	$1,000.00	$969.30	$5.63	$1,000.00	$1,019.15	$5.77	1.15%	182	366
Class R5	$1,000.00	$970.70	$4.16	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class R6	$1,000.00	$971.20	$3.72	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$971.20	$3.68	$1,000.00	$1,021.13	$3.77	0.75%	182	366

42

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$937.60	$6.31	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class B	$1,000.00	$933.20	$10.57	$1,000.00	$1,013.92	$11.02	2.20%	182	366
Class C	$1,000.00	$934.00	$9.86	$1,000.00	$1,014.67	$10.27	2.05%	182	366
Class I	$1,000.00	$938.60	$5.01	$1,000.00	$1,019.69	$5.22	1.04%	182	366
Class R3	$1,000.00	$936.00	$7.75	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class R4	$1,000.00	$937.40	$6.31	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class R5	$1,000.00	$938.70	$4.87	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class Y	$1,000.00	$939.30	$4.39	$1,000.00	$1,020.34	$4.57	0.91%	182	366

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$971.30	$5.69	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class B	$1,000.00	$966.90	$10.07	$1,000.00	$1,014.62	$10.32	2.06%	182	366
Class C	$1,000.00	$967.90	$9.25	$1,000.00	$1,015.47	$9.47	1.89%	182	366
Class I	$1,000.00	$972.60	$4.66	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class R3	$1,000.00	$969.80	$7.20	$1,000.00	$1,017.55	$7.37	1.47%	182	366
Class R4	$1,000.00	$971.20	$5.73	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class R5	$1,000.00	$972.40	$4.22	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class R6	$1,000.00	$973.30	$3.73	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$973.30	$3.73	$1,000.00	$1,021.08	$3.82	0.76%	182	366

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$977.50	$6.34	$1,000.00	$1,018.45	$6.47	1.29%	182	366
Class B	$1,000.00	$973.40	$10.35	$1,000.00	$1,014.37	$10.57	2.11%	182	366
Class C	$1,000.00	$974.10	$9.82	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class I	$1,000.00	$979.20	$4.72	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class R3	$1,000.00	$976.20	$7.62	$1,000.00	$1,017.16	$7.77	1.55%	182	366
Class R4	$1,000.00	$977.40	$6.10	$1,000.00	$1,018.70	$6.22	1.24%	182	366
Class R5	$1,000.00	$978.70	$4.62	$1,000.00	$1,020.19	$4.72	0.94%	182	366
Class Y	$1,000.00	$979.60	$4.13	$1,000.00	$1,020.69	$4.22	0.84%	182	366

43

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Small Cap Core Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$972.80	$6.47	$1,000.00	$1,018.30	$6.62	1.32%	182	366
Class B	$1,000.00	$969.40	$10.14	$1,000.00	$1,014.57	$10.37	2.07%	182	366
Class C	$1,000.00	$969.00	$10.13	$1,000.00	$1,014.57	$10.37	2.07%	182	366
Class I	$1,000.00	$973.70	$4.96	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R3	$1,000.00	$971.40	$7.45	$1,000.00	$1,017.31	$7.62	1.52%	182	366
Class R4	$1,000.00	$973.20	$5.99	$1,000.00	$1,018.80	$6.12	1.22%	182	366
Class R5	$1,000.00	$974.80	$4.52	$1,000.00	$1,020.29	$4.62	0.92%	182	366
Class Y	$1,000.00	$975.50	$4.27	$1,000.00	$1,020.54	$4.37	0.87%	182	366

The Hartford Small Cap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$951.30	$6.11	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class B	$1,000.00	$947.20	$10.07	$1,000.00	$1,014.52	$10.42	2.08%	182	366
Class C	$1,000.00	$948.10	$9.40	$1,000.00	$1,015.22	$9.72	1.94%	182	366
Class I	$1,000.00	$952.40	$4.81	$1,000.00	$1,019.94	$4.97	0.99%	182	366
Class R3	$1,000.00	$949.90	$7.27	$1,000.00	$1,017.40	$7.52	1.50%	182	366
Class R4	$1,000.00	$951.60	$5.73	$1,000.00	$1,019.00	$5.92	1.18%	182	366
Class R5	$1,000.00	$953.00	$4.27	$1,000.00	$1,020.49	$4.42	0.88%	182	366
Class R6	$1,000.00	$953.20	$3.79	$1,000.00	$1,020.99	$3.92	0.78%	182	366
Class Y	$1,000.00	$953.70	$3.79	$1,000.00	$1,020.99	$3.92	0.78%	182	366

44

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$908.60	$6.69	$1,000.00	$1,017.85	$7.07	1.41%	182	366
Class B	$1,000.00	$905.40	$10.23	$1,000.00	$1,014.12	$10.82	2.16%	182	366
Class C	$1,000.00	$905.30	$10.04	$1,000.00	$1,014.32	$10.62	2.12%	182	366
Class I	$1,000.00	$909.80	$5.51	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class R3	$1,000.00	$908.00	$7.40	$1,000.00	$1,017.11	$7.82	1.56%	182	366
Class R4	$1,000.00	$909.40	$5.98	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R5	$1,000.00	$910.80	$4.56	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class R6	$1,000.00	$911.20	$4.18	$1,000.00	$1,020.49	$4.42	0.88%	182	366
Class Y	$1,000.00	$911.20	$4.18	$1,000.00	$1,020.49	$4.42	0.88%	182	366

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.20	$6.22	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class B	$1,000.00	$997.80	$10.43	$1,000.00	$1,014.42	$10.52	2.10%	182	366
Class C	$1,000.00	$998.50	$9.74	$1,000.00	$1,015.12	$9.82	1.96%	182	366
Class I	$1,000.00	$1,003.50	$4.63	$1,000.00	$1,020.24	$4.67	0.93%	182	366
Class R3	$1,000.00	$1,000.70	$7.66	$1,000.00	$1,017.21	$7.72	1.54%	182	366
Class R4	$1,000.00	$1,002.20	$6.02	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class R5	$1,000.00	$1,003.90	$4.53	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class Y	$1,000.00	$1,004.30	$3.99	$1,000.00	$1,020.89	$4.02	0.80%	182	366

45

The Hartford Capital Appreciation Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Automobiles & Components - 1.8%
1,039,642	Delphi Automotive plc	$76,548,841
220,135	Fiat Chrysler Automobiles N.V.	1,772,235
2,710,718	Ford Motor Co.	36,757,336
1,533,287	Goodyear Tire & Rubber Co.	44,419,324
337,000	Magna International, Inc.	14,154,698

		173,652,434

	Banks - 5.5%
1,388,769	Bank of America Corp.	20,220,477
719,043	Citigroup, Inc.	33,277,310
746,315	ICICI Bank Ltd.	2,638,724
4,018,900	Itau Unibanco Holding S.A. ADR	38,300,117
3,446,283	JP Morgan Chase & Co.	217,805,086
117,334	M&T Bank Corp.	13,882,959
7,044,200	Mizuho Financial Group, Inc.	10,558,631
980,262	PNC Financial Services Group, Inc.	86,047,398
8,863,900	Sberbank of Russia PJSC ADR	71,266,890
632,999	Wells Fargo & Co.	31,637,290

		525,634,882

	Capital Goods - 5.2%
160,960	3M Co.	26,941,485
1,893,489	AerCap Holdings N.V.*	75,758,495
255,724	Airbus Group SE	15,987,243
162,954	Builders FirstSource, Inc.*	1,807,160
92,665	Danaher Corp.	8,965,339
488,954	Eaton Corp. plc	30,936,119
98,021	Fastenal Co.	4,586,403
156,561	Fortune Brands Home & Security, Inc.	8,675,045
164,841	Generac Holdings, Inc.*	6,283,739
806,800	HF Global, Inc.*(1)(2)(3)	11,214,520
491,947	Honeywell International, Inc.	56,214,784
101,006	Lockheed Martin Corp.	23,471,774
98,609	Middleby Corp.*	10,811,491
1,066,617	Owens Corning	49,139,045
388,941	Raytheon Co.	49,142,695
890,800	Sanwa Holdings Corp.	6,911,643
45,890	Sulzer AG	4,189,081
157,599	TransDigm Group, Inc.*	35,912,084
444,485	United Technologies Corp.	46,390,899
121,475	Wabco Holdings, Inc.*	13,624,636
103,147	WESCO International, Inc.*	6,064,012
211,562	Zumtobel Group AG	2,753,365

		495,781,057

	Commercial & Professional Services - 0.5%
73,697	Clean Harbors, Inc.*	3,640,632
107,420	Equifax, Inc.	12,917,255
47,355	FTI Consulting, Inc.*	1,908,406
4,595	Klarna Holding AB(1)(2)(3)	495,861
31,969	Stericycle, Inc.*	3,054,958
329,063	Waste Connections, Inc.	22,139,359

		44,156,471

	Consumer Durables & Apparel - 2.3%
41,098,000	Global Brands Group Holding Ltd.*	4,859,063
222,532	Harman International Industries, Inc.	17,081,556
168,612	Kate Spade & Co.*	4,338,387
793,173	Lennar Corp. Class A	35,938,668
164,733	Luxottica Group S.p.A.	8,989,417
40,683	Newell Brands, Inc.	1,852,704
1,454,082	NIKE, Inc. Class B	85,703,593

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Consumer Durables & Apparel - 2.3% - (continued)
2,595,001	PulteGroup, Inc.	$47,722,068
104,337	Ralph Lauren Corp.	9,725,252
953,700	Samsonite International S.A.	3,067,149

		219,277,857

	Consumer Services - 2.0%
121,232	Aramark	4,062,484
9,030	Chipotle Mexican Grill, Inc.*	3,801,359
452,525	Hilton Worldwide Holdings, Inc.	9,978,176
497,407	Las Vegas Sands Corp.	22,457,926
380,515	LifeLock, Inc.*	4,429,195
215,304	McDonald’s Corp.	27,233,803
110,060	Norwegian Cruise Line Holdings Ltd.*	5,380,833
44,806	Panera Bread Co. Class A*	9,610,439
371,113	Planet Fitness, Inc. Class A*	5,700,296
1,186,800	Sands China Ltd.	4,228,208
1,326,244	Wyndham Worldwide Corp.	94,097,012

		190,979,731

	Diversified Financials - 4.4%
529,404	American Express Co.	34,638,904
274,823	Banca Generali S.p.A.	8,177,927
160,524	BlackRock, Inc.	57,199,517
79,204	Intercontinental Exchange, Inc.	19,011,336
423,500	Japan Exchange Group, Inc.	6,307,289
4,598,294	LendingClub Corp. PIPE*	36,326,523
42,591	MarketAxess Holdings, Inc.	5,228,471
1,631,467	Markit, Ltd.*	56,921,884
84,848	MSCI, Inc.	6,443,357
2,142,843	OneMain Holdings, Inc.*	68,185,264
402,707	Raymond James Financial, Inc.	21,009,224
583,917	S&P Global, Inc.	62,391,531
323,921	Santander Consumer USA Holdings, Inc.*	4,266,040
2,873,575	Silver Run Acquisition Corp.*	29,655,294
459,450	WisdomTree Investments, Inc.	5,003,411

		420,765,972

	Energy - 4.0%
389,972	Anadarko Petroleum Corp.	20,574,923
315,505	Baker Hughes, Inc.	15,257,822
429,218	Cabot Oil & Gas Corp.	10,043,701
398,319	Canadian Natural Resources Ltd.	11,957,536
276,430	Chevron Corp.	28,245,617
2,058,409	Cobalt International Energy, Inc.*	6,648,661
150,632	Continental Resources, Inc.*	5,612,548
171,730	Diamondback Energy, Inc.*	14,868,383
62,405	Energen Corp.	2,651,589
391,968	Golar LNG Ltd.	6,498,829
433,552	Halliburton Co.	17,910,033
127,449	Helmerich & Payne, Inc.	8,426,928
82,900	Hess Corp.	4,942,498
268,376	HollyFrontier Corp.	9,554,186
854,447	Imperial Oil Ltd.	28,179,662
802,967	Karoon Gas Australia Ltd.*	881,324
647,016	Marathon Oil Corp.	9,116,456
88,114	National Oilwell Varco, Inc.	3,175,629
389,551	Occidental Petroleum Corp.	29,859,084
1,281,670	Petroleo Brasileiro S.A. ADR*	9,881,676
266,740	Pioneer Natural Resources Co.	44,305,514
377,058	QEP Resources, Inc.	6,760,650
3,698,572	Rosneft OAO GDR	20,194,203

The accompanying notes are an integral part of these financial statements.

46

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Energy - 4.0% - (continued)
692,622	Southwestern Energy Co.*	$9,301,914
1,314,914	Suncor Energy, Inc.	38,619,024
348,207	Total S.A.	17,598,659
731,830	Trican Well Service Ltd.*	1,020,724

		382,087,773

	Food & Staples Retailing - 1.1%
28,568	Ain Holdings, Inc.	1,387,776
341,990	Costco Wholesale Corp.	50,658,979
290,030	Seven & I Holdings Co., Ltd.	11,833,925
1,389,490	Whole Foods Market, Inc.	40,406,369

		104,287,049

	Food, Beverage & Tobacco - 4.7%
24,027	Anheuser-Busch InBev N.V.	2,980,642
815,570	British American Tobacco plc	49,727,012
686,212	Coca-Cola Co.	30,742,298
952,949	ConAgra Foods, Inc.	42,463,407
1,683,088	Greencore Group plc	8,881,971
1,004,299	Molson Coors Brewing Co. Class B	96,041,113
2,037,248	Mondelez International, Inc. Class A	87,520,174
219,094	Monster Beverage Corp.*	31,597,737
482,489	Nomad Foods Ltd.*	3,927,460
308,161	PepsiCo, Inc.	31,728,257
789,269	Post Holdings, Inc.*	56,701,085

		442,311,156

	Health Care Equipment & Services - 6.2%
827,300	Acadia Healthcare Co., Inc.*	52,277,087
10,900	athenahealth, Inc.*	1,452,970
461,005	Becton Dickinson and Co.	74,341,666
3,608,315	Boston Scientific Corp.*	79,094,265
361,463	Cardinal Health, Inc.	28,360,387
511,645	CareView Communications, Inc.*	122,795
123,427	Cerner Corp.*	6,929,192
2,188,577	Community Health Systems, Inc.*	41,758,049
229,378	DENTSPLY SIRONA, Inc.	13,670,929
144,982	DexCom, Inc.*	9,333,941
66,907	Edwards Lifesciences Corp.*	7,106,193
425,918	Envision Healthcare Holdings, Inc.*	9,638,524
86,003	Essilor International S.A.	11,133,602
1,578,467	HCA Holdings, Inc.*	127,256,010
271,616	Hologic, Inc.*	9,123,581
8,504	Intuitive Surgical, Inc.*	5,326,565
510,895	Invuity, Inc.*	3,474,086
160,200	McKesson Corp.	26,884,764
69,160	MEDNAX, Inc.*	4,930,416
418,843	Medtronic plc	33,151,424
1,188,962	Senseonics Holdings, Inc.*	4,090,029
30,463	Stryker Corp.	3,320,772
254,854	UnitedHealth Group, Inc.	33,559,175

		586,336,422

	Household & Personal Products - 1.4%
212,492	Beiersdorf AG	19,080,789
832,552	Colgate-Palmolive Co.	59,044,588
477,294	Coty, Inc. Class A	14,509,737
363,492	Estee Lauder Cos., Inc. Class A	34,847,978
61,778	Reckitt Benckiser Group plc	6,018,348

		133,501,440

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Insurance - 5.5%
1,156,054	American International Group, Inc.	$64,530,934
360,589	Arthur J Gallagher & Co.	16,601,518
4,515,000	China Life Insurance Co., Ltd. Class H	10,400,556
1,562,237	Chubb Ltd.	184,125,253
10,461	Fairfax Financial Holdings Ltd.	5,606,936
12,807	Markel Corp.*	11,514,902
597,040	Marsh & McLennan Cos., Inc.	37,703,076
1,231,472	MetLife, Inc.	55,539,387
488,537	Principal Financial Group, Inc.	20,850,759
1,037,300	Prudential Financial, Inc.	80,535,972
333,950	Tokio Marine Holdings, Inc.	10,927,669
209,103	Torchmark Corp.	12,104,973
330,697	Unum Group	11,313,144

		521,755,079

	Materials - 5.6%
1,076,638	Anglo American plc	12,042,485
97,246	Bemis Co., Inc.	4,879,804
4,452,462	BHP Billiton plc	60,840,657
780,428	BRAAS Monier Building Group S.A.	21,679,449
118,719	Cabot Corp.	5,792,300
228,780	Celanese Corp. Series A	16,174,746
462,397	Constellium N.V. Class A*	2,695,775
1,394,100	Dow Chemical Co.	73,343,601
87,770	Franco-Nevada Corp.	6,162,857
85,350	Goldcorp, Inc.	1,719,802
451,414	Huntsman Corp.	7,105,256
65,328	International Paper Co.	2,826,743
26,603,829	Ivanhoe Mines Ltd. Class A*	22,051,472
306,357	LafargeHolcim Ltd.*	15,555,421
1,907,472	Louisiana-Pacific Corp.*	32,427,024
1,406,298	Methanex Corp.	49,181,438
584,000	Monsanto Co.	54,709,120
194,290	Norbord, Inc.	3,872,793
487,457	Platform Specialty Products Corp.*	5,020,807
280,734	Praxair, Inc.	32,975,016
306,499	Reliance Steel & Aluminum Co.	22,671,731
815,086	Wacker Chemie AG	78,314,208

		532,042,505

	Media - 1.7%
100,906	DISH Network Corp. Class A*	4,973,657
5,494,221	Sky plc	75,523,735
2,569,500	Twenty-First Century Fox, Inc. Class A	77,753,070
25,200	Weinstein Co. LLC*(1)(2)(3)	—

		158,250,462

	Pharmaceuticals, Biotechnology & Life Sciences - 12.0%
330,730	Alder Biopharmaceuticals, Inc.*	8,780,881
295,113	Alkermes plc*	11,730,742
557,698	Allergan plc*	120,775,079
21,849	Alnylam Pharmaceuticals, Inc.*	1,464,757
30,897	Biogen, Inc.*	8,496,366
4,685,164	Bristol-Myers Squibb Co.	338,175,137
169,459	Cepheid*	4,836,360
108,680	Eisai Co., Ltd.	6,727,255
82,352	Endo International plc*	2,223,504
33,419	Five Prime Therapeutics, Inc.*	1,590,410
1,235,048	Hikma Pharmaceuticals plc	39,818,736
16,123	Illumina, Inc.*	2,176,444
207,478	Incyte Corp.*	14,994,435
554,940	Johnson & Johnson	62,197,675

The accompanying notes are an integral part of these financial statements.

47

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.0% - (continued)
4,747,358	Merck & Co., Inc.	$260,345,113
32,009	Mettler-Toledo International, Inc.*	11,457,622
741,459	Mylan N.V.*	30,926,255
569,575	Novavax, Inc.*	2,984,573
234,504	Ono Pharmaceutical Co., Ltd.	10,566,251
418,509	Portola Pharmaceuticals, Inc.*	9,943,774
267,184	Regeneron Pharmaceuticals, Inc.*	100,650,885
178,398	TESARO, Inc.*	7,392,813
171,600	Teva Pharmaceutical Industries Ltd. ADR	9,343,620
3,788,778	TherapeuticsMD, Inc.*	31,257,418
754,800	Zoetis, Inc.	35,498,244

		1,134,354,349

	Real Estate - 0.9%
287,160	American Tower Corp. REIT	30,117,341
33,426	AvalonBay Communities, Inc. REIT	5,909,383
460,135	Columbia Property Trust, Inc. REIT	10,261,011
2,655	Daito Trust Construction Co., Ltd.	375,503
661,411	Host Hotels & Resorts, Inc. REIT	10,463,522
25,225	Relo Holdings, Inc. REIT	3,225,383
377,008	STORE Capital Corp. REIT	9,677,795
277,177	Vonovia SE	9,343,121
153,417	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	7,700,344

		87,073,403

	Retailing - 3.7%
159,439	Advance Auto Parts, Inc.	24,888,428
55,131	Amazon.com, Inc.*	36,363,856
220,491	CarMax, Inc.*	11,674,999
239,344	Expedia, Inc.	27,708,855
679,651	Hennes & Mauritz AB Class B*	24,202,605
211,381	Home Depot, Inc.	28,301,802
12,011	Honest Co.*(1)(2)(3)	540,735
10,615	JAND, Inc. Class A*(1)(2)(3)	115,597
125,049	L Brands, Inc.	9,790,086
302,566	Lowe’s Cos., Inc.	23,001,067
7,639	Priceline Group, Inc.*	10,264,219
86,815	Restoration Hardware Holdings, Inc.*	3,756,485
545,467	Signet Jewelers Ltd.	59,215,898
481,892	TJX Cos., Inc.	36,537,051
770,636	Tory Burch LLC*(1)(2)(3)	42,153,767
250,151	TripAdvisor, Inc.*	16,157,253

		354,672,703

	Semiconductors & Semiconductor Equipment - 4.7%
280,700	Broadcom Ltd.	40,912,025
265,226	Cypress Semiconductor Corp.	2,394,991
204,449	First Solar, Inc.*	11,416,432
3,899,974	Intel Corp.	118,091,213
78,478	Lam Research Corp.	5,995,719
1,268,405	Mellanox Technologies Ltd.*	54,858,516
1,200,170	NXP Semiconductors N.V.*	102,350,498
110,410	Qorvo, Inc.*	4,971,762
143,262	Silicon Motion Technology Corp. ADR	5,522,750
97,673	Skyworks Solutions, Inc.	6,526,510
1,092,245	Sumco Corp.	6,916,798
103,755	SunEdison Semiconductor Ltd.*	596,591
3,783,199	SunPower Corp.*	76,193,628
125,319	Synaptics, Inc.*	8,966,574

		445,714,007

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Software & Services - 13.6%
313,845	Accenture plc Class A	$35,439,377
2,107,420	Activision Blizzard, Inc.	72,642,767
981,513	Adobe Systems, Inc.*	92,478,155
242,827	Akamai Technologies, Inc.*	12,381,749
1,073,117	Alibaba Group Holding Ltd. ADR*	82,565,622
63,062	Alliance Data Systems Corp.*	12,821,135
27,344	Alphabet, Inc. Class A*	19,356,271
219,666	Alphabet, Inc. Class C*	152,230,735
45,893	Apigee Corp.*	445,162
715,133	Autodesk, Inc.*	42,779,256
254,679	Automatic Data Processing, Inc.	22,523,811
179,503	Blackhawk Network Holdings, Inc.*	5,767,431
2,832,227	Cadence Design Systems, Inc.*	65,679,344
50,709	CoStar Group, Inc.*	10,005,393
393,438	Envestnet, Inc.*	12,346,085
1,212,317	Facebook, Inc. Class A*	142,544,233
520,406	Genpact Ltd.*	14,514,123
1,603,375	Global Payments, Inc.	115,731,608
505,573	Gogo, Inc.*	5,354,018
256,200	IBM Corp.	37,389,828
1,794,979	Microsoft Corp.	89,515,603
1,577,798	Mobileye N.V.*	60,192,994
283,404	Nintendo Co., Ltd.	38,373,171
1,253	Pandora Media, Inc.*	12,442
825,149	Quotient Technology, Inc.*	9,588,231
153,566	Salesforce.com, Inc.*	11,640,303
579,419	ServiceNow, Inc.*	41,416,870
151,459	SS&C Technologies Holdings, Inc.	9,261,718
157,475	VeriSign, Inc.*	13,605,840
82,875	Visa, Inc. Class A	6,401,265
354,584	Workday, Inc. Class A*	26,586,708
93,957	Yandex N.V. Class A*	1,691,226
504,258	Zillow Group, Inc. Class A*	12,616,535
403,372	Zillow Group, Inc. Class C*	9,697,063

		1,285,596,072

	Technology Hardware & Equipment - 2.2%
228,294	Amphenol Corp. Class A	12,745,654
448,174	ARRIS International plc*	10,204,922
2,089,109	Cisco Systems, Inc.	57,429,607
1,263,773	Motorola Solutions, Inc.	95,023,092
113,991	Parkervision, Inc.*	341,973
1,141,862	Pure Storage, Inc. Class A*	16,614,092
8,279	Samsung Electronics Co., Ltd.	9,022,708
146,539	Western Digital Corp.	5,988,316

		207,370,364

	Telecommunication Services - 0.7%
180,866	NTT DoCoMo, Inc.	4,337,886
206,165	T-Mobile US, Inc.*	8,098,161
627,455	Verizon Communications, Inc.	31,962,558
9,427,772	Zegona Communications plc*(1)(2)	18,114,648

		62,513,253

	Transportation - 4.4%
142,204	Alaska Air Group, Inc.	10,015,428
1,705,800	American Airlines Group, Inc.	59,174,202
219,200	Avis Budget Group, Inc.*	5,501,920
437,100	Canadian National Railway Co.	26,915,076
799,895	CSX Corp.	21,813,137
540,867	FedEx Corp.	89,302,550

The accompanying notes are an integral part of these financial statements.

48

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Transportation - 4.4% - (continued)
218,260	Genesee & Wyoming, Inc. Class A*	$14,210,909
135,996	J.B. Hunt Transport Services, Inc.	11,271,349
103,819	Kansas City Southern	9,836,850
68,016	Macquarie Infrastructure Corp.	4,787,646
94,859	Scorpio Bulkers, Inc.*	365,207
262,052	Southwest Airlines Co.	11,690,140
2,277,127	Swift Transportation Co.*	37,845,851
605,765	Union Pacific Corp.	52,840,881
85,856	United Continental Holdings, Inc.*	3,933,063
459,929	United Parcel Service, Inc. Class B	48,324,740
353,173	XPO Logistics, Inc.*	10,644,634

		418,473,583

	Utilities - 2.2%
1,028,325	Avangrid, Inc.	41,235,833
365,530	Calpine Corp.*	5,768,063
51,634,000	China Longyuan Power Group Corp. Ltd. Class H	35,722,881
473,378	Dominion Resources, Inc.	33,832,326
123,490	Eversource Energy	6,969,776
458,661	Exelon Corp.	16,094,415
253,560	NextEra Energy, Inc.	29,813,585
375,199	OGE Energy Corp.	11,102,138
120,186	Pattern Energy Group, Inc.	2,523,906
330,251	PG&E Corp.	19,220,608
579,611	RWE AG*	8,684,074

		210,967,605

	Total Common Stocks (cost $8,871,343,562)	$9,137,555,629

CORPORATE BONDS - 0.0%
	Internet - 0.0%
$157,087	DraftKings, Inc. 5.00%, 12/23/2016 (1)(2)(3)	157,087

	Total Corporate Bonds (cost $157,087)	157,087

PREFERRED STOCKS - 2.9%
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	1,727,630

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	734,988

	Consumer Services - 0.1%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	1,101,189
244,180	DraftKings, Inc.*(1)(2)(3)	495,685
952,691	DraftKings, Inc. Series D*(1)(2)(3)	2,981,923
1,939,742	DraftKings, Inc. Series D-1*(1)(2)(3)	7,855,955

		12,434,752

	Diversified Financials - 0.2%
1,161,507	Social Finance, Inc.*(1)(2)(3)	16,491,855

	Health Care Equipment & Services - 0.1%
95,683	Moderna Therapeutics, Inc. Series E*(1)(2)(3)	5,310,693

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 2.9% - (continued)
	Materials - 0.0%
33,739	Rubicon Minerals Corp.(1)(2)(3)	$577,241

	Real Estate - 0.7%
245,862	Redfin Corp. Series G*(1)(2)(3)	786,758
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)	38,270,788
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)	30,069,876

		69,127,422

	Retailing - 0.2%
44,867	Forward Ventures, Inc.*(1)(2)(3)	1,641,683
278,194	Honest Co.*(1)(2)(3)	12,524,294
23,702	JAND, Inc. Series D*(1)(2)(3)	258,115

		14,424,092

	Software & Services - 1.4%
143,626	Birst, Inc. Series F*(1)(2)(3)	593,175
25,867	Cloudera, Inc.*(1)(2)(3)	430,427
18,389	Dropbox, Inc. Series C*(1)(2)(3)	309,855
566,622	Essence Group Holdings Corp.*(1)(2)(3)	940,593
52,337	ForeScout Technologies, Inc.*(1)(2)(3)	558,975
12,426	General Assembly Space, Inc.*(1)(2)(3)	548,220
77,707	Lookout, Inc. Series F*(1)(2)(3)	608,446
95,031	MarkLogic Corp. Series F*(1)(2)(3)	993,074
118,110	Nutanix, Inc.*(1)(2)(3)	1,892,122
2,286,050	Pinterest, Inc. Series G*(1)(2)(3)	13,899,184
47,064	Sharecare*(1)(2)(3)	10,583,894
99,405	Trade Desk, Inc. Series C*(1)(2)(3)	518,608
2,000,820	Uber Technologies, Inc.*(1)(2)(3)	97,584,449
58,205	Veracode, Inc.*(1)(2)(3)	1,255,482
306,876	Zuora, Inc. Series F*(1)(2)(3)	1,147,716

		131,864,220

	Technology Hardware & Equipment - 0.2%
5,362,869	Rethink Robotics, Inc.*(1)(2)(3)	19,681,729

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B*(1)(2)(3)	33,402
576	DocuSign, Inc. Series B-1*(1)(2)(3)	10,005
1,383	DocuSign, Inc. Series D*(1)(2)(3)	24,023
35,761	DocuSign, Inc. Series E*(1)(2)(3)	621,169
6,398	DocuSign, Inc. Series F*(1)(2)(3)	111,133

		799,732

	Total Preferred Stocks (cost $170,500,575)	$273,174,354

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C*(1)(2)(3)	$1,261,685

	Total Convertible Preferred Stocks (cost $758,281)	$1,261,685

	Total Long-Term Investments (cost $9,042,759,505)	$9,412,148,755

The accompanying notes are an integral part of these financial statements.

49

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
77,351,727	Fidelity Money Market Class 1	$77,351,727

	Total Short-Term Investments (cost $77,351,727)	77,351,727

Total Investments (cost $9,120,111,232)^	100.0%	$9,489,500,482
Other Assets and Liabilities	0.0%	(2,245,170)

Total Net Assets	100.0%	$9,487,255,312

The accompanying notes are an integral part of these financial statements.

50

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$892,170,077
Unrealized Depreciation	(522,780,827)

Net Unrealized Appreciation	$369,389,250

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
07/2015	10,074	Airbnb, Inc. Series E Preferred	$937,833
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,253
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	35,761	DocuSign, Inc. Series E Preferred	469,628
04/2015	6,398	DocuSign, Inc. Series F Preferred	122,158
12/2015	157,087	DraftKings, Inc.	157,087
12/2014	244,180	DraftKings, Inc. Preferred	439,837
08/2015	952,691	DraftKings, Inc. Series D Preferred	5,131,092
08/2015	1,939,742	DraftKings, Inc. Series D-1 Preferred	14,868,916
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Group Holdings Corp. Preferred	895,999
11/2015	52,337	ForeScout Technologies, Inc. Preferred	621,083
11/2014	44,867	Forward Ventures, Inc. Preferred	1,396,764
07/2015	12,426	General Assembly Space, Inc. Preferred	609,134
06/2015	806,800	HF Global, Inc.	10,846,942
01/2015	12,011	Honest Co.	324,985
08/2015	278,194	Honest Co. Preferred	12,728,766
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
04/2015	10,615	JAND, Inc. Class A	121,916
04/2015	23,702	JAND, Inc. Series D Preferred	272,225
08/2015	4,595	Klarna Holding AB	503,982
08/2014	372,334	Lithium Technology Corp. Preferred	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	95,683	Moderna Therapeutics, Inc. Series E Preferred	5,900,771
08/2014	118,110	Nutanix, Inc. Preferred	1,582,261
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,729
03/2015	2,286,050	Pinterest, Inc. Series G Preferred	16,411,763
12/2014	245,862	Redfin Corp. Series G Preferred	810,779
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	13,365,342
09/2015	33,739	Rubicon Minerals Corp. Preferred	673,447
03/2015	47,064	Sharecare Preferred	11,759,882

The accompanying notes are an integral part of these financial statements.

51

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Period Acquired	Shares/Par	Security	Cost Basis
09/2015	1,161,507	Social Finance, Inc. Preferred	$18,324,283
11/2013	770,636	Tory Burch LLC	60,399,726
02/2016	99,405	Trade Desk, Inc. Series C Preferred	518,608
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc. Class A, REIT	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
03/2016	25,200	Weinstein Co. LLC	23,636,380
08/2015	9,427,772	Zegona Communications plc	21,719,497
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$291,523,942

At April 30, 2016, the aggregate value of these securities was $354,928,598, which represents 3.7% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $354,928,598, which represents 3.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $336,813,950, which represents 3.6% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	06/15/16	CIB	$112,069,288	$114,446,200	$(2,376,912)
GBP	Sell	06/15/16	WEST	6,127,053	6,296,939	(169,886)
JPY	Buy	06/15/16	BOA	2,976,597	3,136,233	159,636
JPY	Buy	06/15/16	BMO	3,232,903	3,381,211	148,308
JPY	Sell	06/15/16	SSG	6,144,876	6,517,445	(372,569)

Total						$(2,611,423)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CIB	Credit Agricole
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

52

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$173,652,434	$171,880,199	$1,772,235	$—
Banks	525,634,882	441,170,637	84,464,245	—
Capital Goods	495,781,057	454,725,205	29,841,332	11,214,520
Commercial & Professional Services	44,156,471	43,660,610	—	495,861
Consumer Durables & Apparel	219,277,857	202,362,228	16,915,629	—
Consumer Services	190,979,731	186,751,523	4,228,208	—
Diversified Financials	420,765,972	406,280,756	14,485,216	—
Energy	382,087,773	363,607,790	18,479,983	—
Food & Staples Retailing	104,287,049	91,065,348	13,221,701	—
Food, Beverage & Tobacco	442,311,156	380,721,531	61,589,625	—
Health Care Equipment & Services	586,336,422	575,202,820	11,133,602	—
Household & Personal Products	133,501,440	108,402,303	25,099,137	—
Insurance	521,755,079	500,426,854	21,328,225	—
Materials	532,042,505	365,289,734	166,752,771	—
Media	158,250,462	82,726,727	75,523,735	—
Pharmaceuticals, Biotechnology & Life Sciences	1,134,354,349	1,077,242,107	57,112,242	—
Real Estate	87,073,403	66,429,052	12,944,007	7,700,344
Retailing	354,672,703	287,659,999	24,202,605	42,810,099
Semiconductors & Semiconductor Equipment	445,714,007	438,797,209	6,916,798	—
Software & Services	1,285,596,072	1,247,222,901	38,373,171	—
Technology Hardware & Equipment	207,370,364	198,347,656	9,022,708	—
Telecommunication Services	62,513,253	40,060,719	4,337,886	18,114,648
Transportation	418,473,583	418,473,583	—	—
Utilities	210,967,605	166,560,650	44,406,955	—
Corporate Bonds	157,087	—	—	157,087
Preferred Stocks	273,174,354	—	—	273,174,354
Convertible Preferred Stocks	1,261,685	—	—	1,261,685
Short-Term Investments	77,351,727	77,351,727	—	—
Foreign Currency Contracts(2)	307,944	—	307,944	—

Total	$9,489,808,426	$8,392,419,868	$742,459,960	$354,928,598

Liabilities
Foreign Currency Contracts(2)	$(2,919,367)	$—	$(2,919,367)	$—

Total	$(2,919,367)	$—	$(2,919,367)	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $2,904,801 were transferred from Level 1 to Level 2, and investments valued at $12,199,683 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

53

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Corporate Bonds	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$57,404,361	$—	$250,285,838	$1,154,055	$308,844,254
Purchases	23,636,380	157,087	1,139,691	—	24,933,158
Sales	—	—	(26,179,936)	—	(26,179,936)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/(depreciation)	(21,197,993)	—	47,928,761	107,630	26,838,398
Transfers into Level 3(1)	20,492,724	—	—	—	20,492,724
Transfers out of Level 3(1)	—	—	—	—	—

Ending balance	$80,335,472	$157,087	$273,174,354	$1,261,685	$354,928,598

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $50,619,010.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

54

Hartford Core Equity Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5%
	Banks - 7.6%
1,987,051	Bank of America Corp.	$28,931,463
535,859	Citigroup, Inc.	24,799,555
756,840	EverBank Financial Corp.	11,413,147
652,462	JP Morgan Chase & Co.	41,235,598
359,640	PNC Financial Services Group, Inc.	31,569,199

		137,948,962

	Capital Goods - 5.5%
346,890	AMETEK, Inc.	16,681,940
250,360	Fortune Brands Home & Security, Inc.	13,872,448
283,661	Honeywell International, Inc.	32,413,942
218,781	Illinois Tool Works, Inc.	22,866,990
86,860	Snap-on, Inc.	13,835,061

		99,670,381

	Commercial & Professional Services - 3.5%
226,653	Equifax, Inc.	27,255,023
344,021	Nielsen Holdings plc	17,937,255
225,815	Verisk Analytics, Inc. Class A*	17,518,728

		62,711,006

	Consumer Durables & Apparel - 1.5%
438,831	VF Corp.	27,668,294

	Consumer Services - 2.3%
533,560	Aramark	17,879,596
416,892	Starbucks Corp.	23,441,837

		41,321,433

	Diversified Financials - 1.6%
167,913	S&P Global, Inc.	17,941,504
379,936	Synchrony Financial*	11,614,644

		29,556,148

	Energy - 3.0%
308,510	Baker Hughes, Inc.	14,919,544
148,525	Concho Resources, Inc.*	17,254,149
266,283	EOG Resources, Inc.	22,000,301

		54,173,994

	Food & Staples Retailing - 5.3%
249,422	Costco Wholesale Corp.	36,946,881
336,782	CVS Health Corp.	33,846,591
709,576	Kroger Co.	25,111,894

		95,905,366

	Food, Beverage & Tobacco - 6.2%
598,504	Altria Group, Inc.	37,532,186
186,310	Molson Coors Brewing Co. Class B	17,816,825
854,939	Mondelez International, Inc. Class A	36,728,180
134,152	Monster Beverage Corp.*	19,347,401

		111,424,592

	Health Care Equipment & Services - 8.1%
124,665	Aetna, Inc.	13,996,139
395,405	Cerner Corp.*	22,198,037
421,963	Envision Healthcare Holdings, Inc.*	9,549,023
199,075	HCA Holdings, Inc.*	16,049,426
163,055	McKesson Corp.	27,363,890
336,027	Medtronic plc	26,596,537
240,838	UnitedHealth Group, Inc.	31,713,548

		147,466,600

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Household & Personal Products - 3.4%
388,698	Colgate-Palmolive Co.	$27,566,462
352,478	Estee Lauder Cos., Inc. Class A	33,792,066

		61,358,528

	Insurance - 3.9%
287,788	Chubb Ltd.	33,918,694
288,739	Marsh & McLennan Cos., Inc.	18,233,868
579,581	XL Group plc	18,969,686

		71,122,248

	Materials - 3.8%
431,161	Crown Holdings, Inc.*	22,834,287
164,651	Ecolab, Inc.	18,931,572
94,223	Sherwin-Williams Co.	27,071,210

		68,837,069

	Media - 1.8%
548,118	Comcast Corp. Class A	33,303,650

	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
117,715	Allergan plc*	25,492,360
495,400	Bristol-Myers Squibb Co.	35,757,972
304,140	Eli Lilly & Co.	22,971,694
577,146	Merck & Co., Inc.	31,650,687

		115,872,713

	Retailing - 7.2%
35,606	AutoZone, Inc.*	27,246,779
306,707	Dollar Tree, Inc.*	24,447,615
428,792	Lowe’s Cos., Inc.	32,596,768
154,540	Signet Jewelers Ltd.	16,776,862
386,435	TJX Cos., Inc.	29,299,502

		130,367,526

	Software & Services - 15.7%
245,054	Accenture plc Class A	27,671,498
165,110	Adobe Systems, Inc.*	15,556,664
55,640	Alliance Data Systems Corp.*	11,312,168
54,566	Alphabet, Inc. Class A*	38,626,180
15,267	Alphabet, Inc. Class C*	10,580,184
328,540	Automatic Data Processing, Inc.	29,056,077
245,162	Cognizant Technology Solutions Corp. Class A*	14,310,106
95,046	Facebook, Inc. Class A*	11,175,509
179,227	Fiserv, Inc.*	17,514,062
438,208	Genpact Ltd.*	12,221,621
127,954	Intuit, Inc.	12,909,279
232,929	Jack Henry & Associates, Inc.	18,874,237
239,710	Mastercard, Inc. Class A	23,249,473
822,502	Microsoft Corp.	41,018,175

		284,075,233

	Technology Hardware & Equipment - 1.8%
351,605	Apple, Inc.	32,959,453

	Transportation - 1.1%
117,716	FedEx Corp.	19,436,089

The accompanying notes are an integral part of these financial statements.

55

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Utilities - 4.8%
480,984	American Electric Power Co., Inc.	$30,542,484
287,541	NextEra Energy, Inc.	33,809,071
306,749	Pinnacle West Capital Corp.	22,285,315

		86,636,870

	Total Common Stocks (cost $1,660,383,296)	$1,711,816,155

	Total Long-Term Investments (cost $1,660,383,296)	$1,711,816,155

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.7%
66,784,485	Fidelity Money Market Class 1	$66,784,485

	Total Short-Term Investments (cost $66,784,485)	$66,784,485

Total Investments (cost $1,727,167,781)^	98.2%	$1,778,600,640
Other Assets and Liabilities	1.8%	32,095,233

Total Net Assets	100.0%	$1,810,695,873

The accompanying notes are an integral part of these financial statements.

56

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$87,658,781
Unrealized Depreciation	(36,225,922)

Net Unrealized Appreciation	$51,432,859

*	Non-income producing.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	393	06/17/2016	$40,770,174	$40,461,315	$(308,859)

Total futures contracts					$(308,859)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

The accompanying notes are an integral part of these financial statements.

57

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$137,948,962	$137,948,962	$—	$—
Capital Goods	99,670,381	99,670,381	—	—
Commercial & Professional Services	62,711,006	62,711,006	—	—
Consumer Durables & Apparel	27,668,294	27,668,294	—	—
Consumer Services	41,321,433	41,321,433	—	—
Diversified Financials	29,556,148	29,556,148	—	—
Energy	54,173,994	54,173,994	—	—
Food & Staples Retailing	95,905,366	95,905,366	—	—
Food, Beverage & Tobacco	111,424,592	111,424,592	—	—
Health Care Equipment & Services	147,466,600	147,466,600	—	—
Household & Personal Products	61,358,528	61,358,528	—	—
Insurance	71,122,248	71,122,248	—	—
Materials	68,837,069	68,837,069	—	—
Media	33,303,650	33,303,650	—	—
Pharmaceuticals, Biotechnology & Life Sciences	115,872,713	115,872,713	—	—
Retailing	130,367,526	130,367,526	—	—
Software & Services	284,075,233	284,075,233	—	—
Technology Hardware & Equipment	32,959,453	32,959,453	—	—
Transportation	19,436,089	19,436,089	—	—
Utilities	86,636,870	86,636,870	—	—
Short-Term Investments	66,784,485	66,784,485	—	—

Total	$1,778,600,640	$1,778,600,640	$—	$—

Liabilities
Futures Contracts(2)	$(308,859)	$(308,859)	$—	$—

Total	$(308,859)	$(308,859)	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

58

The Hartford Dividend and Growth Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Automobiles & Components - 1.3%
7,287,990	Ford Motor Co.	$98,825,144

	Banks - 10.7%
7,713,105	Bank of America Corp.	112,302,809
1,049,240	Bank of Nova Scotia	55,032,638
3,050,510	JP Morgan Chase & Co.	192,792,232
1,430,221	PNC Financial Services Group, Inc.	125,544,799
747,425	US Bancorp	31,907,573
6,035,480	Wells Fargo & Co.	301,653,291

		819,233,342

	Capital Goods - 4.9%
711,545	Caterpillar, Inc.	55,301,277
1,125,160	Eaton Corp. plc	71,188,873
746,940	General Electric Co.	22,968,405
838,632	Honeywell International, Inc.	95,830,479
177,799	Illinois Tool Works, Inc.	18,583,552
250,180	Lockheed Martin Corp.	58,136,828
134,179	Raytheon Co.	16,953,517
365,351	United Technologies Corp.	38,131,684

		377,094,615

	Commercial & Professional Services - 0.9%
1,400,150	Nielsen Holdings plc	73,003,821

	Consumer Services - 0.8%
2,882,459	Hilton Worldwide Holdings, Inc.	63,558,221

	Diversified Financials - 4.4%
768,713	American Express Co.	50,296,892
307,460	BlackRock, Inc.	109,557,222
275,920	Goldman Sachs Group, Inc.	45,281,231
978,040	Invesco Ltd.	30,329,020
844,130	Northern Trust Corp.	60,000,761
1,323,720	Synchrony Financial*	40,466,120

		335,931,246

	Energy - 9.5%
1,001,240	Anadarko Petroleum Corp.	52,825,422
1,744,330	Chevron Corp.	178,235,640
732,020	EOG Resources, Inc.	60,479,492
1,647,628	Exxon Mobil Corp.	145,650,315
1,713,880	Hess Corp.	102,181,526
1,588,990	Imperial Oil Ltd.	52,404,890
857,598	Marathon Petroleum Corp.	33,514,930
392,231	Schlumberger Ltd.	31,511,839
1,479,004	Total S.A. ADR	75,059,453

		731,863,507

	Food & Staples Retailing - 2.8%
308,390	Costco Wholesale Corp.	45,681,811
1,427,490	CVS Health Corp.	143,462,745
355,577	Walgreens Boots Alliance, Inc.	28,190,144

		217,334,700

	Food, Beverage & Tobacco - 4.1%
2,004,410	Coca-Cola Co.	89,797,568
1,512,210	Mondelez International, Inc. Class A	64,964,542
734,630	PepsiCo, Inc.	75,637,505
839,995	Philip Morris International, Inc.	82,420,309

		312,819,924

	Health Care Equipment & Services - 4.7%
1,178,320	Baxter International, Inc.	52,105,310
1,042,990	Cardinal Health, Inc.	81,832,996

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Health Care Equipment & Services - 4.7% - (continued)
1,713,160	Medtronic plc	$135,596,614
685,926	UnitedHealth Group, Inc.	90,322,736

		359,857,656

	Household & Personal Products - 0.8%
838,670	Colgate-Palmolive Co.	59,478,476

	Insurance - 6.9%
1,428,333	Chubb Ltd.	168,343,327
1,421,310	Marsh & McLennan Cos., Inc.	89,755,727
1,131,735	MetLife, Inc.	51,041,249
2,079,915	Principal Financial Group, Inc.	88,770,772
1,677,130	Prudential Financial, Inc.	130,212,373

		528,123,448

	Materials - 3.0%
99,000	Agrium, Inc.	8,525,880
417,110	Ball Corp.	29,773,312
836,530	BHP Billiton plc ADR	23,063,132
943,760	Celanese Corp. Series A	66,723,832
1,672,040	International Paper Co.	72,349,171
226,559	Praxair, Inc.	26,611,620

		227,046,947

	Media - 3.5%
3,502,292	Comcast Corp. Class A	212,799,262
1,822,186	Twenty-First Century Fox, Inc. Class A	55,139,348

		267,938,610

	Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
3,774,280	AstraZeneca plc ADR	109,303,149
2,218,280	Bristol-Myers Squibb Co.	160,115,450
900,883	Eli Lilly & Co.	68,043,693
1,375,557	Johnson & Johnson	154,172,429
4,883,708	Merck & Co., Inc.	267,822,547
3,486,733	Pfizer, Inc.	114,051,036

		873,508,304

	Real Estate - 0.3%
207,690	American Tower Corp. REIT	21,782,527

	Retailing - 1.1%
284,090	Expedia, Inc.	32,889,099
705,940	Lowe’s Cos., Inc.	53,665,559

		86,554,658

	Semiconductors & Semiconductor Equipment - 2.5%
5,155,760	Intel Corp.	156,116,413
568,790	Texas Instruments, Inc.	32,443,781

		188,560,194

	Software & Services - 6.7%
962,825	Accenture plc Class A	108,722,199
238,957	Alphabet, Inc. Class A*	169,152,881
4,739,572	Microsoft Corp.	236,362,456

		514,237,536

	Technology Hardware & Equipment - 4.0%
969,515	Apple, Inc.	90,882,336
679,210	Avnet, Inc.	27,929,115
3,852,965	Cisco Systems, Inc.	105,918,008
703,820	Motorola Solutions, Inc.	52,920,226
782,890	Western Digital Corp.	31,992,800

		309,642,485

The accompanying notes are an integral part of these financial statements.

59

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Telecommunication Services - 2.7%
4,147,830	Verizon Communications, Inc.	$211,290,460

	Transportation - 4.6%
426,076	Canadian National Railway Co.	26,229,238
3,022,251	CSX Corp.	82,416,785
1,309,060	Delta Air Lines, Inc.	54,548,530
342,070	FedEx Corp.	56,479,178
1,259,113	United Parcel Service, Inc. Class B	132,295,003

		351,968,734

	Utilities - 4.7%
1,238,615	Dominion Resources, Inc.	88,523,814
1,194,750	Edison International	84,480,772
1,862,175	Exelon Corp.	65,343,721
1,050,105	NextEra Energy, Inc.	123,471,346

		361,819,653

	Total Common Stocks (cost $5,696,326,144)	$7,391,474,208

	Total Long-Term Investments (cost $5,696,326,144)	$7,391,474,208

SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 3.5%
268,194,600	BlackRock Liquidity Funds TempFund Portfolio	$268,194,600

	Total Short-Term Investments (cost $268,194,600)	$268,194,600

Total Investments (cost $5,964,520,744)^	99.8%	$7,659,668,808
Other Assets and Liabilities	0.2%	15,790,636

Total Net Assets	100.0%	$7,675,459,444

The accompanying notes are an integral part of these financial statements.

60

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$1,818,273,561
Unrealized Depreciation	(123,125,497)

Net Unrealized Appreciation	$1,695,148,064

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

61

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$98,825,144	$98,825,144	$—	$—
Banks	819,233,342	819,233,342	—	—
Capital Goods	377,094,615	377,094,615	—	—
Commercial & Professional Services	73,003,821	73,003,821	—	—
Consumer Services	63,558,221	63,558,221	—	—
Diversified Financials	335,931,246	335,931,246	—	—
Energy	731,863,507	731,863,507	—	—
Food & Staples Retailing	217,334,700	217,334,700	—	—
Food, Beverage & Tobacco	312,819,924	312,819,924	—	—
Health Care Equipment & Services	359,857,656	359,857,656	—	—
Household & Personal Products	59,478,476	59,478,476	—	—
Insurance	528,123,448	528,123,448	—	—
Materials	227,046,947	227,046,947	—	—
Media	267,938,610	267,938,610	—	—
Pharmaceuticals, Biotechnology & Life Sciences	873,508,304	873,508,304	—	—
Real Estate	21,782,527	21,782,527	—	—
Retailing	86,554,658	86,554,658	—	—
Semiconductors & Semiconductor Equipment	188,560,194	188,560,194	—	—
Software & Services	514,237,536	514,237,536	—	—
Technology Hardware & Equipment	309,642,485	309,642,485	—	—
Telecommunication Services	211,290,460	211,290,460	—	—
Transportation	351,968,734	351,968,734	—	—
Utilities	361,819,653	361,819,653	—	—
Short-Term Investments	268,194,600	268,194,600	—	—

Total	$7,659,668,808	$7,659,668,808	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Equity Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Banks - 12.6%
974,130	BB&T Corp.	$34,464,719
1,808,320	JP Morgan Chase & Co.	114,285,824
487,805	M&T Bank Corp.	57,717,088
953,495	PNC Financial Services Group, Inc.	83,697,791
931,040	US Bancorp	39,746,098
2,465,450	Wells Fargo & Co.	123,223,191

		453,134,711

	Capital Goods - 10.8%
302,445	3M Co.	50,623,244
317,490	Caterpillar, Inc.	24,675,323
1,110,585	Eaton Corp. plc	70,266,713
2,932,120	General Electric Co.	90,162,690
401,850	Honeywell International, Inc.	45,919,399
365,300	Raytheon Co.	46,155,655
591,530	United Technologies Corp.	61,737,986

		389,541,010

	Commercial & Professional Services - 0.7%
406,410	Waste Management, Inc.	23,892,844

	Consumer Durables & Apparel - 0.0%
23,700	VF Corp.	1,494,285

	Consumer Services - 1.1%
324,100	McDonald’s Corp.	40,995,409

	Diversified Financials - 2.8%
117,020	Ameriprise Financial, Inc.	11,222,218
188,835	BlackRock, Inc.	67,287,576
789,620	Invesco Ltd.	24,486,116

		102,995,910

	Energy - 13.5%
1,510,800	Canadian Natural Resources Ltd.	45,354,216
957,250	Chevron Corp.	97,811,805
864,520	Enbridge, Inc.	35,912,161
1,014,880	Exxon Mobil Corp.	89,715,392
770,955	Occidental Petroleum Corp.	59,093,701
499,080	Phillips 66	40,979,459
2,695,290	Suncor Energy, Inc.	79,160,667
957,620	TransCanada Corp.	39,319,031

		487,346,432

	Food & Staples Retailing - 0.6%
320,200	Wal-Mart Stores, Inc.	21,411,774

	Food, Beverage & Tobacco - 6.1%
900,687	British American Tobacco plc	54,916,773
257,040	Diageo plc ADR	27,845,143
815,405	Kraft Heinz Co.	63,658,668
443,300	PepsiCo, Inc.	45,642,168
297,455	Philip Morris International, Inc.	29,186,285

		221,249,037

	Household & Personal Products - 0.6%
251,465	Procter & Gamble Co.	20,147,376

	Insurance - 7.2%
648,900	Chubb Ltd.	76,479,354
1,566,950	Marsh & McLennan Cos., Inc.	98,952,893
1,049,420	MetLife, Inc.	47,328,842
844,400	Principal Financial Group, Inc.	36,038,992

		258,800,081

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Materials - 2.0%
666,870	Dow Chemical Co.	$35,084,031
310,595	Nucor Corp.	15,461,419
314,930	Packaging Corp. of America	20,432,658

		70,978,108

	Media - 0.9%
795,915	Thomson Reuters Corp.	32,735,984

	Pharmaceuticals, Biotechnology & Life Sciences - 13.2%
151,700	Amgen, Inc.	24,014,110
1,061,840	AstraZeneca plc ADR	30,750,886
544,110	Bristol-Myers Squibb Co.	39,273,860
1,050,850	Johnson & Johnson	117,779,268
1,890,215	Merck & Co., Inc.	103,659,391
425,909	Novartis AG	32,412,615
2,765,446	Pfizer, Inc.	90,457,739
151,008	Roche Holding AG	38,206,409

		476,554,278

	Retailing - 2.6%
693,820	Home Depot, Inc.	92,895,560

	Semiconductors & Semiconductor Equipment - 4.3%
554,700	Analog Devices, Inc.	31,240,704
2,420,140	Intel Corp.	73,281,839
867,736	Maxim Integrated Products, Inc.	30,995,530
348,730	Texas Instruments, Inc.	19,891,559

		155,409,632

	Software & Services - 3.5%
2,515,175	Microsoft Corp.	125,431,777

	Technology Hardware & Equipment - 2.6%
3,434,850	Cisco Systems, Inc.	94,424,027

	Telecommunication Services - 3.3%
1,079,340	BCE, Inc.	50,616,375
1,346,374	Verizon Communications, Inc.	68,584,291

		119,200,666

	Transportation - 1.6%
475,860	Union Pacific Corp.	41,509,268
170,160	United Parcel Service, Inc. Class B	17,878,711

		59,387,979

	Utilities - 8.5%
729,910	Dominion Resources, Inc.	52,166,668
281,430	Duke Energy Corp.	22,171,055
749,740	Eversource Energy	42,315,325
2,129,751	National Grid plc	30,388,585
329,240	NextEra Energy, Inc.	38,712,039
306,400	Sempra Energy	31,666,440
1,004,090	UGI Corp.	40,404,582
1,236,640	Xcel Energy, Inc.	49,502,699

		307,327,393

	Total Common Stocks (cost $2,936,795,849)	$3,555,354,273

	Total Long-Term Investments (cost $2,936,795,849)	$3,555,354,273

The accompanying notes are an integral part of these financial statements.

63

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
28,766,640	Federated Prime Obligations Fund	$28,766,640

	Total Short-Term Investments (cost $28,766,640)	$28,766,640

Total Investments (cost $2,965,562,489)^	99.3%	$3,584,120,913
Other Assets and Liabilities	0.7%	23,593,729

Total Net Assets	100.0%	$3,607,714,642

The accompanying notes are an integral part of these financial statements.

64

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$667,308,902
Unrealized Depreciation	(48,750,478)

Net Unrealized Appreciation	$618,558,424

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

65

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$453,134,711	$453,134,711	$—	$—
Capital Goods	389,541,010	389,541,010	—	—
Commercial & Professional Services	23,892,844	23,892,844	—	—
Consumer Durables & Apparel	1,494,285	1,494,285	—	—
Consumer Services	40,995,409	40,995,409	—	—
Diversified Financials	102,995,910	102,995,910	—	—
Energy	487,346,432	487,346,432	—	—
Food & Staples Retailing	21,411,774	21,411,774	—	—
Food, Beverage & Tobacco	221,249,037	166,332,264	54,916,773	—
Household & Personal Products	20,147,376	20,147,376	—	—
Insurance	258,800,081	258,800,081	—	—
Materials	70,978,108	70,978,108	—	—
Media	32,735,984	32,735,984	—	—
Pharmaceuticals, Biotechnology & Life Sciences	476,554,278	405,935,254	70,619,024	—
Retailing	92,895,560	92,895,560	—	—
Semiconductors & Semiconductor Equipment	155,409,632	155,409,632	—	—
Software & Services	125,431,777	125,431,777	—	—
Technology Hardware & Equipment	94,424,027	94,424,027	—	—
Telecommunication Services	119,200,666	119,200,666	—	—
Transportation	59,387,979	59,387,979	—	—
Utilities	307,327,393	276,938,808	30,388,585	—
Short-Term Investments	28,766,640	28,766,640	—	—

Total	$3,584,120,913	$3,428,196,531	$155,924,382	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Growth Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.0%
	Banks - 1.8%
2,801,048	Bank of America Corp.	$40,783,259
652,057	JP Morgan Chase & Co.	41,210,002

		81,993,261

	Capital Goods - 6.6%
1,216,512	AerCap Holdings N.V.*	48,672,645
604,669	Danaher Corp.	58,501,726
1,100,653	Fastenal Co.	51,499,554
915,309	Fortune Brands Home & Security, Inc.	50,717,272
812,177	Middleby Corp.*	89,047,086

		298,438,283

	Commercial & Professional Services - 0.8%
63,425	Klarna Holding AB(1)(2)(3)	6,844,398
334,189	Stericycle, Inc.*	31,935,101

		38,779,499

	Consumer Durables & Apparel - 2.6%
694,429	Harman International Industries, Inc.	53,304,370
19,516,860	Samsonite International S.A.	62,767,235

		116,071,605

	Consumer Services - 3.6%
1,959,171	Diamond Resorts International, Inc.*	41,554,017
345,580	Panera Bread Co. Class A*	74,123,454
689,882	Wyndham Worldwide Corp.	48,947,128

		164,624,599

	Diversified Financials - 2.5%
1,928,514	Double Eagle Acquisition Corp.*	19,198,357
1,053,541	Invesco Ltd.	32,670,307
565,712	S&P Global, Inc.	60,446,327

		112,314,991

	Energy - 3.1%
285,109	Concho Resources, Inc.*	33,121,113
367,653	Diamondback Energy, Inc.*	31,831,397
1,105,553	Newfield Exploration Co.*	40,076,296
226,152	Pioneer Natural Resources Co.	37,563,847

		142,592,653

	Food, Beverage & Tobacco - 2.7%
234,991	Molson Coors Brewing Co. Class B	22,472,190
523,437	Monster Beverage Corp.*	75,490,084
2,885,894	Nomad Foods Ltd.*	23,491,177

		121,453,451

	Health Care Equipment & Services - 8.4%
469,452	athenahealth, Inc.*	62,577,952
273,343	Becton Dickinson and Co.	44,079,292
715,861	Cerner Corp.*	40,188,437
1,039,048	DexCom, Inc.*	66,893,910
1,989,458	Hologic, Inc.*	66,825,894
67,394	Intuitive Surgical, Inc.*	42,212,906
455,384	UnitedHealth Group, Inc.	59,964,965

		382,743,356

	Insurance - 1.0%
852,488	American International Group, Inc.	47,585,880

	Materials - 1.2%
5,119,503	Platform Specialty Products Corp.*	52,730,881

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 10.7%
168,597	Allergan plc*	$36,511,366
2,543,543	Bristol-Myers Squibb Co.	183,592,934
635,444	Eisai Co., Ltd.	39,333,768
233,769	Incyte Corp.*	16,894,486
813,828	Merck & Co., Inc.	44,630,328
1,205,401	Mylan N.V.*	50,277,276
1,024,300	Ono Pharmaceutical Co., Ltd.	46,152,777
182,292	Regeneron Pharmaceuticals, Inc.*	68,671,219

		486,064,154

	Real Estate - 2.7%
619,746	American Tower Corp. REIT	64,998,960
162,362	Equinix, Inc. REIT	53,636,287
81,341	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	4,082,688

		122,717,935

	Retailing - 12.1%
186,726	Advance Auto Parts, Inc.	29,147,929
305,925	Amazon.com, Inc.*	201,785,071
497,380	Expedia, Inc.	57,581,682
116,585	Honest Co.*(1)(2)(3)	5,248,657
123,196	JAND, Inc. Class A*(1)(2)(3)	1,341,604
762,798	Lowe’s Cos., Inc.	57,987,904
535,034	Netflix, Inc.*	48,169,111
93,765	Priceline Group, Inc.*	125,988,280
418,006	Tory Burch LLC*(1)(2)(3)	22,864,919

		550,115,157

	Software & Services - 29.0%
667,031	Akamai Technologies, Inc.*	34,011,911
880,738	Alibaba Group Holding Ltd. ADR*	67,763,982
127,714	Alphabet, Inc. Class A*	90,406,186
221,987	Alphabet, Inc. Class C*	153,839,211
357,125	CoStar Group, Inc.*	70,464,334
1,548,578	Facebook, Inc. Class A*	182,081,801
183,653	FleetCor Technologies, Inc.*	28,407,446
856,146	Global Payments, Inc.	61,796,618
1,485,983	GoDaddy, Inc. Class A*	45,129,304
2,043,079	Mobileye N.V.*	77,943,464
613,808	Salesforce.com, Inc.*	46,526,646
1,336,857	ServiceNow, Inc.*	95,558,538
1,309,471	Splunk, Inc.*	68,066,303
1,204,957	SS&C Technologies Holdings, Inc.	73,683,121
2,880,900	Tencent Holdings Ltd.	58,621,451
1,564,973	Workday, Inc. Class A*	117,341,675
426,308	Zillow Group, Inc. Class A*	10,666,226
1,515,775	Zillow Group, Inc. Class C*	36,439,231

		1,318,747,448

	Technology Hardware & Equipment - 1.0%
513,709	Arista Networks, Inc.*	34,223,293
728,898	Pure Storage, Inc. Class A*	10,605,466

		44,828,759

	Transportation - 2.2%
339,337	FedEx Corp.	56,027,932
456,971	Kansas City Southern	43,298,002

		99,325,934

	Total Common Stocks (cost $3,884,126,359)	$4,181,127,846

The accompanying notes are an integral part of these financial statements.

67

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 0.1%
	Internet - 0.1%
$2,665,674	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$2,665,674

	Total Corporate Bonds (cost $2,665,674)	$2,665,674

PREFERRED STOCKS - 7.3%
	Capital Goods - 0.4%
4,106,956	Lithium Technology Corp.*(1)(2)(3)	$19,056,276

	Consumer Durables & Apparel - 0.2%
923,832	One Kings Lane, Inc.*(1)(2)(3)	8,148,198

	Consumer Services - 0.1%
2,428,921	DraftKings, Inc.*(1)(2)(3)	4,930,710

	Materials - 0.2%
470,535	Rubicon Minerals Corp.(1)(2)(3)	8,050,383

	Real Estate - 1.0%
2,437,006	Redfin Corp. Series G*(1)(2)(3)	7,798,419
404,267	WeWork Companies, Inc. Class D-1*(1)(2)(3)	20,291,071
317,638	WeWork Companies, Inc. Class D-2*(1)(2)(3)	15,942,966

		44,032,456

	Retailing - 0.4%
443,446	Forward Ventures, Inc.*(1)(2)(3)	16,225,689
275,096	JAND, Inc. Series D*(1)(2)(3)	2,995,796

		19,221,485

	Software & Services - 4.8%
1,526,069	Birst, Inc. Series F*(1)(2)(3)	6,302,665
387,642	Cloudera, Inc.*(1)(2)(3)	6,450,363
5,668,755	Essence Group Holdings Corp.*(1)(2)(3)	9,410,133
879,475	ForeScout Technologies, Inc.*(1)(2)(3)	9,393,057
169,309	General Assembly Space, Inc.*(1)(2)(3)	7,469,712
743,470	Lookout, Inc. Series F*(1)(2)(3)	5,821,370
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)	11,269,008
610,175	Nutanix, Inc.*(1)(2)(3)	9,775,004
1,410,890	Pinterest, Inc. Series G*(1)(2)(3)	8,578,211
1,757,989	Trade Desk, Inc. Series C*(1)(2)(3)	9,171,648
2,311,920	Uber Technologies, Inc.*(1)(2)(3)	112,757,489
566,228	Veracode, Inc.*(1)(2)(3)	12,213,538
3,194,823	Zuora, Inc. Series F*(1)(2)(3)	11,948,638

		220,560,836

	Telecommunication Services - 0.2%
19,187	DocuSign, Inc. Series B*(1)(2)(3)	333,278
5,747	DocuSign, Inc. Series B-1*(1)(2)(3)	99,825
13,788	DocuSign, Inc. Series D*(1)(2)(3)	239,498
356,583	DocuSign, Inc. Series E*(1)(2)(3)	6,193,847
74,347	DocuSign, Inc. Series F*(1)(2)(3)	1,291,407

		8,157,855

	Total Preferred Stocks (cost $240,868,743)	$332,158,199

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co. Series C*(1)(2)(3)	$12,246,881

	Total Convertible Preferred Stocks (cost $7,360,452)	$12,246,881

	Total Long-Term Investments (cost $4,135,021,228)	4,528,198,600

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
2,926,796	Federated Prime Obligations Fund	$2,926,796

	Total Short-Term Investments (cost $2,926,796)	$2,926,796

Total Investments (cost $4,137,948,024)^	99.7%	$4,531,125,396
Other Assets and Liabilities	0.3%	14,487,647

Total Net Assets	100.0%	$4,545,613,043

The accompanying notes are an integral part of these financial statements.

68

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$566,708,521
Unrealized Depreciation	(173,531,149)

Net Unrealized Appreciation	$393,177,372

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $387,453,020, which represents 8.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	1,526,069	Birst, Inc. Series F Preferred	$8,913,616
02/2014	387,642	Cloudera, Inc. Preferred	5,644,068
02/2014	19,187	DocuSign, Inc. Series B Preferred	251,971
02/2014	5,747	DocuSign, Inc. Series B-1 Preferred	75,472
02/2014	13,788	DocuSign, Inc. Series D Preferred	181,069
02/2014	356,583	DocuSign, Inc. Series E Preferred	4,682,791
04/2015	74,347	DocuSign, Inc. Series F Preferred	1,419,515
12/2015	2,665,674	DraftKings, Inc.	2,665,674
02/2014	2,428,921	DraftKings, Inc. Preferred	4,375,172
05/2014	5,668,755	Essence Group Holdings Corp. Preferred	8,964,002
11/2015	879,475	ForeScout Technologies, Inc. Preferred	10,436,730
11/2014	443,446	Forward Ventures, Inc. Preferred	13,805,011
07/2015	169,309	General Assembly Space, Inc. Preferred	8,299,680
08/2014	116,585	Honest Co.	3,154,475
08/2014	272,032	Honest Co. Series C Convertible Preferred	7,360,452
04/2015	123,196	JAND, Inc. Class A	1,414,943
04/2015	275,096	JAND, Inc. Series D Preferred	3,159,560
08/2015	63,425	Klarna Holding AB	6,956,488
08/2015	4,106,956	Lithium Technology Corp. Preferred	20,017,303
03/2016	743,470	Lookout, Inc. Series F Preferred	8,492,732
04/2015	1,078,374	MarkLogic Corp. Series F Preferred	12,524,451
08/2014	610,175	Nutanix, Inc. Preferred	8,174,209
01/2014	923,832	One Kings Lane, Inc. Preferred	14,242,718
03/2015	1,410,890	Pinterest, Inc. Series G Preferred	10,128,909
12/2014	2,437,006	Redfin Corp. Series G Preferred	8,036,515
09/2015	470,535	Rubicon Minerals Corp. Preferred	9,392,114
11/2013	418,006	Tory Burch LLC	32,761,838
02/2016	1,757,989	Trade Desk, Inc. Series C Preferred	9,171,648
06/2014	2,311,920	Uber Technologies, Inc. Preferred	35,864,931
08/2014	566,228	Veracode, Inc. Preferred	10,455,910
12/2014	81,341	WeWork Companies, Inc. Class A, REIT	1,354,422
12/2014	404,267	WeWork Companies, Inc. Class D-1 Preferred	6,731,514
12/2014	317,638	WeWork Companies, Inc. Class D-2 Preferred	5,289,041
01/2015	3,194,823	Zuora, Inc. Series F Preferred	12,138,091

			$296,537,035

The accompanying notes are an integral part of these financial statements.

69

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

At April 30, 2016, the aggregate value of these securities was $387,453,020, which represents 8.5% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $387,453,020, which represents 8.5% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

70

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$81,993,261	$81,993,261	$—	$—
Capital Goods	298,438,283	298,438,283	—	—
Commercial & Professional Services	38,779,499	31,935,101	—	6,844,398
Consumer Durables & Apparel	116,071,605	53,304,370	62,767,235	—
Consumer Services	164,624,599	164,624,599	—	—
Diversified Financials	112,314,991	112,314,991	—	—
Energy	142,592,653	142,592,653	—	—
Food, Beverage & Tobacco	121,453,451	121,453,451	—	—
Health Care Equipment & Services	382,743,356	382,743,356	—	—
Insurance	47,585,880	47,585,880	—	—
Materials	52,730,881	52,730,881	—	—
Pharmaceuticals, Biotechnology & Life Sciences	486,064,154	400,577,609	85,486,545	—
Real Estate	122,717,935	118,635,247	—	4,082,688
Retailing	550,115,157	520,659,977	—	29,455,180
Software & Services	1,318,747,448	1,260,125,997	58,621,451	—
Technology Hardware & Equipment	44,828,759	44,828,759	—	—
Transportation	99,325,934	99,325,934	—	—
Corporate Bonds	2,665,674	—	—	2,665,674
Preferred Stocks	332,158,199	—	—	332,158,199
Convertible Preferred Stocks	12,246,881	—	—	12,246,881
Short-Term Investments	2,926,796	2,926,796	—	—

Total	$4,531,125,396	$3,936,797,145	$206,875,231	$387,453,020

(1)	For the six-month period ended April 30, 2016, investments valued at $46,614,682 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Corporate Bonds	Total
Beginning balance	$37,713,485	$11,202,142	$313,107,396	$—	$362,023,023
Purchases	—	—	46,064,339	2,665,674	48,730,013
Sales	—	—	(36,754,727)	—	(36,754,727)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	2,668,781	1,044,739	9,741,191	—	13,454,711
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Ending balance	$40,382,266	$12,246,881	$332,158,199	$2,665,674	$387,453,020

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $13,694,643.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

71

The Hartford Healthcare Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Biotechnology - 20.5%
132,167	Alder Biopharmaceuticals, Inc.*	$3,509,033
628,591	Alkermes plc*	24,986,492
183,400	Alnylam Pharmaceuticals, Inc.*	12,295,136
189,160	Amgen, Inc.	29,944,028
139,441	Anacor Pharmaceuticals, Inc.*	8,748,528
1,971,883	Arena Pharmaceuticals, Inc.*	3,391,639
212,510	Bluebird Bio, Inc.*	9,424,819
504,840	Celgene Corp.*	52,205,505
358,970	Cepheid*	10,245,004
1,075,470	Cytokinetics, Inc.*	8,754,326
363,565	Dicerna Pharmaceuticals, Inc.*	1,679,670
218,331	Galapagos N.V.*	9,926,151
455,568	GlycoMimetics, Inc.*	2,870,079
437,968	Incyte Corp.*	31,651,947
156,015	Innate Pharma S.A.*	2,257,457
437,023	Ironwood Pharmaceuticals, Inc.*	4,566,890
412,310	Loxo Oncology, Inc.*	9,503,746
462,020	Portola Pharmaceuticals, Inc.*	10,977,595
183,600	PTC Therapeutics, Inc.*	1,362,312
99,392	Regeneron Pharmaceuticals, Inc.*	37,441,960
853,990	Rigel Pharmaceuticals, Inc.*	2,416,792
367,770	Syndax Pharmaceuticals, Inc.*	5,034,771
198,490	T2 Biosystems, Inc.*	1,820,153
222,533	TESARO, Inc.*	9,221,768
879,022	Trevena, Inc.*	6,847,581
232,650	Ultragenyx Pharmaceutical, Inc.*	15,731,793

		316,815,175

	Drug Retail - 1.0%
94,450	CVS Health Corp.	9,492,225
80,333	Walgreens Boots Alliance, Inc.	6,368,800

		15,861,025

	Health Care Distributors - 3.8%
310,010	Cardinal Health, Inc.	24,323,384
205,590	McKesson Corp.	34,502,114

		58,825,498

	Health Care Equipment - 23.1%
855,000	Abbott Laboratories	33,259,500
551,260	AtriCure, Inc.*	8,765,034
641,253	Baxter International, Inc.	28,356,208
186,751	Becton Dickinson and Co.	30,115,466
2,163,930	Boston Scientific Corp.*	47,433,346
560,430	ConforMIS, Inc.*	6,943,728
249,220	EndoChoice Holdings, Inc.*	1,375,694
870,075	Globus Medical, Inc. Class A*	21,786,678
95,235	HeartWare International, Inc.*	3,177,040
125,560	Invuity, Inc.*	853,808
782,470	K2M Group Holdings, Inc.*	12,722,962
993,828	Medtronic plc	78,661,486
424,752	St. Jude Medical, Inc.	32,366,102
258,970	Stryker Corp.	28,230,320
91,642	Teleflex, Inc.	14,275,991
62,613	Zimmer Biomet Holdings, Inc.	7,248,707

		355,572,070

	Health Care Facilities - 4.0%
127,610	Acadia Healthcare Co., Inc.*	8,063,676
203,570	Community Health Systems, Inc.*	3,884,116

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Health Care Facilities - 4.0% - (continued)
1,335,577	Georgia Healthcare Group plc*(1)	$3,785,870
349,830	HCA Holdings, Inc.*	28,203,294
72,100	LifePoint Health, Inc.*	4,871,076
793,655	Siloam International Hospitals Tbk PT	508,522
94,470	Universal Health Services, Inc. Class B	12,628,750

		61,945,304

	Health Care Services - 2.2%
552,977	Envision Healthcare Holdings, Inc.*	12,513,870
406,200	Team Health Holdings, Inc.*	16,991,346
386,187	Teladoc, Inc.*	4,692,172

		34,197,388

	Health Care Supplies - 0.9%
104,936	DENTSPLY SIRONA, Inc.	6,254,186
621,560	Endologix, Inc.*	6,967,687

		13,221,873

	Health Care Technology - 2.4%
451,154	Allscripts Healthcare Solutions, Inc.*	6,045,464
80,320	athenahealth, Inc.*	10,706,656
370,823	Cerner Corp.*	20,818,003

		37,570,123

	Internet Software & Services - 0.2%
588,930	Everyday Health, Inc.*	3,415,794

	Life Sciences Tools & Services - 4.3%
323,820	Agilent Technologies, Inc.	13,250,714
102,610	Illumina, Inc.*	13,851,324
135,500	PRA Health Sciences, Inc.*	6,429,475
231,270	Thermo Fisher Scientific, Inc.	33,360,698

		66,892,211

	Managed Health Care - 9.3%
326,340	Aetna, Inc.	36,638,192
1,346,900	Qualicorp S.A.	5,835,229
662,520	UnitedHealth Group, Inc.	87,240,633
156,990	WellCare Health Plans, Inc.*	14,127,530

		143,841,584

	Pharmaceuticals - 26.7%
347,268	Allergan plc*	75,204,358
1,309,240	AstraZeneca plc ADR	37,915,591
1,334,890	Bristol-Myers Squibb Co.	96,352,360
310,500	Daiichi Sankyo Co., Ltd.	7,317,672
188,000	Eisai Co., Ltd.	11,637,136
350,180	Eli Lilly & Co.	26,449,095
260,970	Intersect ENT, Inc.*	5,232,449
84,880	Johnson & Johnson	9,513,350
413,257	Medicines Co.*	14,707,817
593,625	MediWound Ltd.*	4,915,215
385,030	Merck & Co., Inc.	21,115,045
695,120	Mylan N.V.*	28,993,455
729,141	Nabriva Therapeutics AG ADR*	6,197,699
269,100	Ono Pharmaceutical Co., Ltd.	12,125,073
131,828	Revance Therapeutics, Inc.*	2,422,999
713,400	Shionogi & Co., Ltd.	36,413,473
166,097	UCB S.A.	12,458,796
595,921	XenoPort, Inc.*	2,622,052

		411,593,635

The accompanying notes are an integral part of these financial statements.

72

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Research & Consulting Services - 0.3%
132,200	Advisory Board Co.*	$4,182,808

	Total Common Stocks (cost $1,402,307,637)	$1,523,934,488

	Total Long-Term Investments (cost $1,402,307,637)	$1,523,934,488

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
20,522,004	Federated Prime Obligations Fund	$20,522,004

	Total Short-Term Investments (cost $20,522,004)	$20,522,004

Total Investments (cost $1,422,829,641)^	100.1%	$1,544,456,492
Other Assets and Liabilities	(0.1)%	(794,276)

Total Net Assets	100.0%	$1,543,662,216

The accompanying notes are an integral part of these financial statements.

73

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$223,012,221
Unrealized Depreciation	(101,385,370)

Net Unrealized Appreciation	$121,626,851

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2016, the aggregate value of this security was $3,785,870, which represents 0.2% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

74

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$316,815,175	$304,631,567	$12,183,608	$—
Drug Retail	15,861,025	15,861,025	—	—
Health Care Distributors	58,825,498	58,825,498	—	—
Health Care Equipment	355,572,070	355,572,070	—	—
Health Care Facilities	61,945,304	61,945,304	—	—
Health Care Services	34,197,388	34,197,388	—	—
Health Care Supplies	13,221,873	13,221,873	—	—
Health Care Technology	37,570,123	37,570,123	—	—
Internet Software & Services	3,415,794	3,415,794	—	—
Life Sciences Tools & Services	66,892,211	66,892,211	—	—
Managed Health Care	143,841,584	143,841,584	—	—
Pharmaceuticals	411,593,635	331,641,485	79,952,150	—
Research & Consulting Services	4,182,808	4,182,808	—	—
Short-Term Investments	20,522,004	20,522,004	—	—

Total	$1,544,456,492	$1,452,320,734	$92,135,758	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

75

The Hartford MidCap Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 1.3%
1,489,822	Harley-Davidson, Inc.	$71,258,186

	Banks - 4.3%
232,389	Cullen/Frost Bankers, Inc.	14,870,572
489,254	East West Bancorp, Inc.	18,342,133
82,025	First Citizens BancShares, Inc. Class A	20,916,375
990,131	First Republic Bank	69,626,012
993,954	M&T Bank Corp.	117,604,637

		241,359,729

	Capital Goods - 7.7%
2,135,279	Allison Transmission Holdings, Inc.	61,517,388
1,103,592	Fastenal Co.	51,637,070
1,187,478	IDEX Corp.	97,254,448
777,458	Lennox International, Inc.	104,917,957
748,174	MSC Industrial Direct Co., Inc. Class A	57,983,485
930,341	PACCAR, Inc.	54,806,388

		428,116,736

	Commercial & Professional Services - 10.1%
366,217	Cintas Corp.	32,878,962
784,730	Clean Harbors, Inc.*	38,765,662
1,009,168	Equifax, Inc.	121,352,452
611,318	ManpowerGroup, Inc.	47,089,825
2,035,868	Robert Half International, Inc.	77,994,103
2,536,556	TransUnion*	75,969,852
1,615,235	TriNet Group, Inc.*	26,845,206
162,033	UniFirst Corp.	17,561,137
1,866,081	Waste Connections, Inc.	125,549,930

		564,007,129

	Consumer Durables & Apparel - 2.9%
743,694	Harman International Industries, Inc.	57,085,951
60,810	NVR, Inc.*	101,023,045

		158,108,996

	Consumer Services - 1.3%
936,939	Choice Hotels International, Inc.	47,465,330
294,071	Wynn Resorts Ltd.	25,966,469

		73,431,799

	Diversified Financials - 5.5%
486,583	Factset Research Systems, Inc.	73,352,387
646,024	Invesco Ltd.	20,033,204
403,482	Moody’s Corp.	38,621,297
848,876	MSCI, Inc.	64,463,644
806,664	Northern Trust Corp.	57,337,677
1,085,160	SEI Investments Co.	52,174,493

		305,982,702

	Energy - 6.5%
338,616	Cimarex Energy Co.	36,868,510
3,998,739	Cobalt International Energy, Inc.*	12,915,927
537,238	Diamondback Energy, Inc.*	46,514,066
1,123,180	Energen Corp.	47,723,918
1,226,477	Newfield Exploration Co.*	44,459,791
2,219,122	Patterson-UTI Energy, Inc.	43,827,660
250,272	Pioneer Natural Resources Co.	41,570,179
3,148,156	QEP Resources, Inc.	56,446,437
660,782	World Fuel Services Corp.	30,878,343

		361,204,831

	Food & Staples Retailing - 0.6%
405,589	PriceSmart, Inc.	35,099,672

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 6.8%
1,492,909	DENTSPLY SIRONA, Inc.	$88,977,376
2,107,945	IMS Health Holdings, Inc.*	56,155,655
1,505,976	Patterson Cos., Inc.	65,284,059
427,891	STERIS plc	30,239,057
205,068	Teleflex, Inc.	31,945,493
467,435	Universal Health Services, Inc. Class B	62,486,711
539,965	Varian Medical Systems, Inc.*	43,834,359

		378,922,710

	Insurance - 6.9%
120,962	Alleghany Corp.*	63,055,072
135,731	Fairfax Financial Holdings Ltd.	72,749,739
158,221	Markel Corp.*	142,258,083
50,764	White Mountains Insurance Group Ltd.	42,134,120
200,367	Willis Towers Watson plc	25,025,838
701,646	WR Berkley Corp.	39,292,176

		384,515,028

	Materials - 3.1%
814,811	Ball Corp.	58,161,209
640,744	Packaging Corp. of America	41,571,471
127,193	Sherwin-Williams Co.	36,543,821
665,070	Silgan Holdings, Inc.	33,745,652

		170,022,153

	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
591,096	Agios Pharmaceuticals, Inc.*	28,934,149
1,472,644	Alkermes plc*	58,537,599
348,798	Alnylam Pharmaceuticals, Inc.*	23,383,418
2,838,496	Ironwood Pharmaceuticals, Inc.*	29,662,283
300,582	Jazz Pharmaceuticals plc*	45,297,708
263,385	Mettler-Toledo International, Inc.*	94,278,661
549,446	Waters Corp.*	71,515,891

		351,609,709

	Retailing - 5.7%
798,835	Advance Auto Parts, Inc.	124,698,144
1,580,601	CarMax, Inc.*	83,692,823
605,504	Tiffany & Co.	43,202,710
962,941	TripAdvisor, Inc.*	62,196,359

		313,790,036

	Semiconductors & Semiconductor Equipment - 1.3%
783,327	First Solar, Inc.*	43,740,980
1,415,153	SunPower Corp.*	28,501,181

		72,242,161

	Software & Services - 14.2%
1,550,546	Akamai Technologies, Inc.*	79,062,340
1,277,709	Cadence Design Systems, Inc.*	29,630,072
5,561,976	Genpact Ltd.*	155,123,511
1,346,430	Global Payments, Inc.	97,185,317
1,015,304	Guidewire Software, Inc.*	57,841,869
572,562	ServiceNow, Inc.*	40,926,732
221,771	Total System Services, Inc.	11,341,369
2,276,198	Vantiv, Inc. Class A*	124,143,839
952,540	VeriSign, Inc.*	82,299,456
707,741	WEX, Inc.*	66,874,447
670,069	Zillow Group, Inc. Class A*	16,765,126
1,195,941	Zillow Group, Inc. Class C*	28,750,422

		789,944,500

The accompanying notes are an integral part of these financial statements.

76

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Technology Hardware & Equipment - 6.3%
1,303,196	Amphenol Corp. Class A	$72,757,433
1,573,057	CDW Corp. of Delaware	60,562,694
681,548	FEI Co.	60,671,403
2,855,994	National Instruments Corp.	78,739,755
3,251,133	Trimble Navigation Ltd.*	77,864,635

		350,595,920

	Transportation - 6.3%
755,213	Alaska Air Group, Inc.	53,189,652
109,844	AMERCO	38,665,088
413,085	CH Robinson Worldwide, Inc.	29,316,642
1,133,890	Genesee & Wyoming, Inc. Class A*	73,827,578
905,894	J.B. Hunt Transport Services, Inc.	75,080,495
2,518,989	JetBlue Airways Corp.*	49,850,792
702,833	Spirit Airlines, Inc.*	30,875,454

		350,805,701

	Utilities - 2.4%
344,704	Eversource Energy	19,455,094
2,089,528	UGI Corp.	84,082,607
488,325	WEC Energy Group, Inc.	28,425,398

		131,963,099

	Total Common Stocks (cost $4,600,517,071)	$5,532,980,797

	Total Long-Term Investments (cost $4,600,517,071)	$5,532,980,797

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
11,709,066	BlackRock Liquidity Funds TempFund Portfolio	$11,709,066

	Total Short-Term Investments (cost $11,709,066)	$11,709,066

Total Investments (cost $4,612,226,137)^	99.7%	$5,544,689,863
Other Assets and Liabilities	0.3%	16,238,621

Total Net Assets	100.0%	$5,560,928,484

The accompanying notes are an integral part of these financial statements.

77

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$1,140,346,853
Unrealized Depreciation	(207,883,127)

Net Unrealized Appreciation	$932,463,726

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

78

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$71,258,186	$71,258,186	$—	$—
Banks	241,359,729	241,359,729	—	—
Capital Goods	428,116,736	428,116,736	—	—
Commercial & Professional Services	564,007,129	564,007,129	—	—
Consumer Durables & Apparel	158,108,996	158,108,996	—	—
Consumer Services	73,431,799	73,431,799	—	—
Diversified Financials	305,982,702	305,982,702	—	—
Energy	361,204,831	361,204,831	—	—
Food & Staples Retailing	35,099,672	35,099,672	—	—
Health Care Equipment & Services	378,922,710	378,922,710	—	—
Insurance	384,515,028	384,515,028	—	—
Materials	170,022,153	170,022,153	—	—
Pharmaceuticals, Biotechnology & Life Sciences	351,609,709	351,609,709	—	—
Retailing	313,790,036	313,790,036	—	—
Semiconductors & Semiconductor Equipment	72,242,161	72,242,161	—	—
Software & Services	789,944,500	789,944,500	—	—
Technology Hardware & Equipment	350,595,920	350,595,920	—	—
Transportation	350,805,701	350,805,701	—	—
Utilities	131,963,099	131,963,099	—	—
Short-Term Investments	11,709,066	11,709,066	—	—

Total	$5,544,689,863	$5,544,689,863	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

79

The Hartford MidCap Value Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Automobiles & Components - 1.0%
142,196	Goodyear Tire & Rubber Co.	$4,119,418

	Banks - 9.6%
193,836	BankUnited, Inc.	6,687,342
40,466	CIT Group, Inc.	1,398,909
221,808	Comerica, Inc.	9,848,275
189,709	EverBank Financial Corp.	2,860,812
54,502	IBERIABANK Corp.	3,215,073
187,666	Provident Financial Services, Inc.	3,749,567
51,340	South State Corp.	3,592,773
356,031	Zions BanCorp.	9,797,973

		41,150,724

	Capital Goods - 8.0%
12,604	Curtiss-Wright Corp.	965,214
151,137	Generac Holdings, Inc.*	5,761,342
83,000	Hubbell, Inc. Class B	8,778,080
112,622	Moog, Inc. Class A*	5,502,711
662,925	Sanwa Holdings Corp.	5,143,580
110,781	Sensata Technologies Holding N.V.*	4,173,120
66,178	WESCO International, Inc.*	3,890,605

		34,214,652

	Consumer Durables & Apparel - 5.4%
116,434	D.R. Horton, Inc.	3,500,006
41,131,435	Global Brands Group Holding Ltd.*	4,863,016
161,720	Lennar Corp. Class A	7,327,533
22,998	Newell Brands, Inc.	1,047,329
240,113	Performance Sports Group Ltd.*	890,819
193,226	PulteGroup, Inc.	3,553,426
264,975	Samsonite International S.A.	852,174
47,567	Toll Brothers, Inc.*	1,298,579

		23,332,882

	Consumer Services - 2.4%
149,142	Bloomin’ Brands, Inc.	2,788,956
150,634	Norwegian Cruise Line Holdings Ltd.*	7,364,496

		10,153,452

	Diversified Financials - 3.7%
160,936	Markit, Ltd.*	5,615,057
92,060	MSCI, Inc.	6,991,036
62,421	Raymond James Financial, Inc.	3,256,504
182,200	Solar Cayman Ltd.*(1)(2)(3)	39,355

		15,901,952

	Energy - 7.9%
488,446	Cobalt International Energy, Inc.*	1,577,680
137,277	Diamondback Energy, Inc.*	11,885,443
99,483	Energen Corp.	4,227,033
32,092	HollyFrontier Corp.	1,142,475
223,871	Newfield Exploration Co.*	8,115,324
378,111	QEP Resources, Inc.	6,779,530
333,700	Trican Well Service Ltd.*	465,430

		34,192,915

	Food, Beverage & Tobacco - 2.6%
73,437	Ingredion, Inc.	8,451,864
40,860	Post Holdings, Inc.*	2,935,383

		11,387,247

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Health Care Equipment & Services - 1.9%
131,757	Brookdale Senior Living, Inc.*	$2,432,234
253,388	Envision Healthcare Holdings, Inc.*	5,734,171

		8,166,405

	Insurance - 8.9%
88,647	Argo Group International Holdings Ltd.	4,872,925
162,445	CNO Financial Group, Inc.	2,984,115
58,772	Hanover Insurance Group, Inc.	5,040,287
110,649	Reinsurance Group of America, Inc.	10,535,998
240,711	Unum Group	8,234,723
198,437	XL Group plc	6,494,843

		38,162,891

	Materials - 8.4%
106,438	Bemis Co., Inc.	5,341,059
137,181	Cabot Corp.	6,693,061
92,670	Celanese Corp. Series A	6,551,769
117,436	KapStone Paper & Packaging Corp.	1,866,058
468,064	Louisiana-Pacific Corp.*	7,957,088
208,211	Methanex Corp.	7,279,057
8,063	Packaging Corp. of America	523,127

		36,211,219

	Media - 2.3%
219,417	Interpublic Group of Cos., Inc.	5,033,426
178,660	Quebecor, Inc. Class B	4,778,696

		9,812,122

	Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
90,941	Almirall S.A.	1,497,078
108,645	Endo International plc*	2,933,415
40,000	Ono Pharmaceutical Co., Ltd.	1,802,315

		6,232,808

	Real Estate - 9.6%
103,868	American Assets Trust, Inc. REIT	4,120,444
123,969	Blackstone Mortgage Trust, Inc. Class A REIT	3,406,668
92,286	Equity LifeStyle Properties, Inc. REIT	6,320,668
56,474	Extra Space Storage, Inc. REIT	4,797,466
174,929	Forest City Realty Trust, Inc. Class A REIT	3,635,025
165,551	LaSalle Hotel Properties REIT	3,956,669
66,368	PS Business Parks, Inc. REIT	6,355,400
33,291	Sovran Self Storage, Inc. REIT	3,536,170
194,996	STORE Capital Corp. REIT	5,005,547

		41,134,057

	Retailing - 1.5%
257,308	DSW, Inc. Class A	6,322,058

	Semiconductors & Semiconductor Equipment - 5.6%
240,559	Microsemi Corp.*	8,128,489
123,253	Qorvo, Inc.*	5,550,083
167,377	Silicon Motion Technology Corp. ADR	6,452,383
58,319	Synaptics, Inc.*	4,172,724

		24,303,679

	Software & Services - 2.7%
203,938	Booz Allen Hamilton Holding Corp.	5,622,571
182,479	Verint Systems, Inc.*	6,175,089

		11,797,660

The accompanying notes are an integral part of these financial statements.

80

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Technology Hardware & Equipment - 3.9%
60,089	ARRIS International plc*	$1,368,226
170,106	Arrow Electronics, Inc.*	10,563,583
61,098	Harris Corp.	4,888,451

		16,820,260

	Telecommunication Services - 0.9%
66,473	Millicom International Cellular S.A.	3,848,750

	Transportation - 3.8%
96,242	Genesee & Wyoming, Inc. Class A*	6,266,317
366,813	Hertz Global Holdings, Inc.*	3,396,688
118,891	Knight Transportation, Inc.	3,158,934
49,434	Ryder System, Inc.	3,406,991

		16,228,930

	Utilities - 6.5%
95,058	Alliant Energy Corp.	6,703,490
155,982	Great Plains Energy, Inc.	4,871,318
53,240	Portland General Electric Co.	2,114,693
236,843	UGI Corp.	9,530,562
88,951	Westar Energy, Inc.	4,590,761

		27,810,824

	Total Common Stocks (cost $398,874,826)	$421,304,905

	Total Long-Term Investments (cost $398,874,826)	$421,304,905

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
7,554,850	Federated Prime Obligations Fund	$7,554,850

	Total Short-Term Investments (cost $7,554,850)	$7,554,850

Total Investments (cost $406,429,676)^	99.7%	$428,859,755
Other Assets and Liabilities	0.3%	1,103,698

Total Net Assets	100.0%	$429,963,453

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$51,102,865
Unrealized Depreciation	(28,672,787)

Net Unrealized Appreciation	$22,430,078

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2016, the aggregate value of this security was $39,355, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of this security was $39,355, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	182,200	Solar Cayman Ltd.	$53,400

At April 30, 2016, the aggregate value of this security was $39,355, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$4,119,418	$4,119,418	$—	$—
Banks	41,150,724	41,150,724	—	—
Capital Goods	34,214,652	29,071,072	5,143,580	—
Consumer Durables & Apparel	23,332,882	17,617,692	5,715,190	—
Consumer Services	10,153,452	10,153,452	—	—
Diversified Financials	15,901,952	15,862,597	—	39,355
Energy	34,192,915	34,192,915	—	—
Food, Beverage & Tobacco	11,387,247	11,387,247	—	—
Health Care Equipment & Services	8,166,405	8,166,405	—	—
Insurance	38,162,891	38,162,891	—	—
Materials	36,211,219	36,211,219	—	—
Media	9,812,122	9,812,122	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,232,808	2,933,415	3,299,393	—
Real Estate	41,134,057	41,134,057	—	—
Retailing	6,322,058	6,322,058	—	—
Semiconductors & Semiconductor Equipment	24,303,679	24,303,679	—	—
Software & Services	11,797,660	11,797,660	—	—
Technology Hardware & Equipment	16,820,260	16,820,260	—	—
Telecommunication Services	3,848,750	—	3,848,750	—
Transportation	16,228,930	16,228,930	—	—
Utilities	27,810,824	27,810,824	—	—
Short-Term Investments	7,554,850	7,554,850	—	—

Total	$428,859,755	$410,813,487	$18,006,913	$39,355

(1)	For the six-month period ended April 30, 2016, investments valued at $2,601,070 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$12,754	$12,754
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	26,601	26,601
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	—	—

Ending balance	$39,355	$39,355

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $26,601.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

83

Hartford Small Cap Core Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.5%
40,566	Cooper Tire & Rubber Co.	$1,401,150
4,386	Cooper-Standard Holding, Inc.*	338,204
9,592	Tenneco, Inc.*	511,254
6,230	Visteon Corp.	496,344

		2,746,952

	Banks - 7.1%
76,689	Banc of California, Inc.	1,560,621
39,826	Banco Latinoamericano de Comercio Exterior S.A. ADR	1,029,900
10,340	Berkshire Hills Bancorp, Inc.	280,628
41,133	Customers Bancorp, Inc.*	1,068,635
13,300	Fidelity Southern Corp.	214,928
46,093	First BanCorp*	179,763
38,255	First NBC Bank Holding Co.*	831,664
26,133	Flagstar Bancorp, Inc.*	618,568
64,537	Great Western Bancorp, Inc.	2,034,206
22,780	HomeStreet, Inc.*	490,909
5,793	LendingTree, Inc.*	518,300
9,971	MainSource Financial Group, Inc.	217,866
18,917	Opus Bank	683,282
63,733	Popular, Inc.	1,894,145
32,029	Radian Group, Inc.	409,651
34,541	Walker & Dunlop, Inc.*	761,629
16,484	Washington Federal, Inc.	400,396

		13,195,091

	Capital Goods - 6.7%
8,629	American Railcar Industries, Inc.	353,875
13,127	American Woodmark Corp.*	956,171
22,397	Briggs & Stratton Corp.	474,144
40,845	Comfort Systems USA, Inc.	1,204,519
6,600	Douglas Dynamics, Inc.	151,206
14,052	Encore Wire Corp.	537,489
55,172	Energy Recovery, Inc.*	670,892
31,925	General Cable Corp.	499,307
2,800	Hyster-Yale Materials Handling, Inc.	171,500
18,493	Insteel Industries, Inc.	536,112
40,068	Joy Global, Inc.	853,448
10,144	LB Foster Co. Class A	199,634
5,546	Lydall, Inc.*	204,037
30,969	MasTec, Inc.*	701,758
57,049	Meritor, Inc.*	484,916
39,970	MRC Global, Inc.*	558,781
63,515	Taser International, Inc.*	1,159,784
4,200	Timken Co.	149,646
18,629	Trex Co., Inc.*	883,946
9,506	Universal Forest Products, Inc.	728,635
62,556	Wabash National Corp.*	891,423

		12,371,223

	Commercial & Professional Services - 3.9%
68,103	ACCO Brands Corp.*	649,703
3,631	Brink’s Co.	122,873
93,153	Civeo Corp.*	141,593
35,623	Deluxe Corp.	2,236,412
23,189	Ennis, Inc.	453,113
14,826	Essendant, Inc.	456,492
46,062	Herman Miller, Inc.	1,389,690
10,300	Interface, Inc.	175,306
46,869	Quad/Graphics, Inc.	588,206
17,800	R.R. Donnelley & Sons Co.	309,720

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Commercial & Professional Services - 3.9% - (continued)
16,725	RPX Corp.*	$185,313
21,664	Tetra Tech, Inc.	636,922

		7,345,343

	Consumer Durables & Apparel - 2.4%
6,034	CSS Industries, Inc.	168,711
15,179	Ethan Allen Interiors, Inc.	516,693
3,598	Helen of Troy Ltd.*	358,109
20,697	Movado Group, Inc.	583,862
58,829	Smith & Wesson Holding Corp.*	1,284,237
17,033	Sturm Ruger & Co., Inc.	1,090,623
51,702	ZAGG, Inc.*	414,133

		4,416,368

	Consumer Services - 2.0%
19,512	American Public Education, Inc.*	451,898
9,031	Brinker International, Inc.	418,316
19,459	Capella Education Co.	1,076,277
27,027	DeVry Education Group, Inc.	468,919
6,339	International Speedway Corp. Class A	212,293
13,442	Strayer Education, Inc.*	667,261
3,503	Vail Resorts, Inc.	454,129

		3,749,093

	Diversified Financials - 4.2%
281,739	Apollo Investment Corp.	1,639,721
22,061	Arlington Asset Investment Corp. Class A	285,469
30,105	Cash America International, Inc.	1,112,681
32,392	Green Dot Corp. Class A*	720,074
34,238	KCG Holdings, Inc. Class A*	469,061
22,212	Nelnet, Inc. Class A	930,905
254,922	Prospect Capital Corp.	1,906,816
15,304	World Acceptance Corp.*	664,041

		7,728,768

	Energy - 4.2%
39,816	Alon USA Energy, Inc.	418,068
53,502	Archrock, Inc.	526,995
57,287	Atwood Oceanics, Inc.	553,392
55,691	Bill Barrett Corp.*	443,300
24,039	CVR Energy, Inc.	583,667
76,277	DHT Holdings, Inc.	437,830
5,633	Dril-Quip, Inc.*	365,131
7,496	Matrix Service Co.*	141,225
50,293	Nordic American Tankers Ltd.	775,015
3,498	Oceaneering International, Inc.	128,202
25,378	Patterson-UTI Energy, Inc.	501,215
31,422	Pioneer Energy Services Corp.*	97,722
9,545	REX American Resources Corp.*	518,962
27,200	Rowan Cos. plc Class A	511,632
33,340	Ship Finance International Ltd.	505,768
6,710	Superior Energy Services, Inc.	113,131
58,443	TETRA Technologies, Inc.*	420,790
25,586	Western Refining, Inc.	684,681

		7,726,726

	Food & Staples Retailing - 0.2%
2,900	Ingles Markets, Inc. Class A	104,603
13,335	SpartanNash Co.	369,380

		473,983

The accompanying notes are an integral part of these financial statements.

84

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Food, Beverage & Tobacco - 2.5%
14,559	Cal-Maine Foods, Inc.	$739,015
32,135	Dean Foods Co.	553,686
7,350	Fresh Del Monte Produce, Inc.	317,961
24,797	Omega Protein Corp.*	460,976
8,613	Sanderson Farms, Inc.	790,157
31,822	Universal Corp.	1,735,890

		4,597,685

	Health Care Equipment & Services - 6.2%
4,332	ABIOMED, Inc.*	420,810
12,649	Anika Therapeutics, Inc.*	577,553
4,960	Chemed Corp.	643,709
15,318	Computer Programs & Systems, Inc.	786,273
49,068	HMS Holdings Corp.*	828,759
9,940	Magellan Health, Inc.*	700,372
36,592	Masimo Corp.*	1,586,263
19,256	Molina Healthcare, Inc.*	996,691
51,815	OraSure Technologies, Inc.*	372,032
21,573	Owens & Minor, Inc.	785,041
13,098	Providence Service Corp. (The)*	652,804
103,106	Quality Systems, Inc.	1,451,733
39,396	Triple-S Management Corp. Class B*	1,025,872
7,592	WellCare Health Plans, Inc.*	683,204

		11,511,116

	Household & Personal Products - 0.6%
98,067	Avon Products, Inc.	461,896
9,272	Medifast, Inc.	292,346
3,377	Usana Health Sciences, Inc.*	399,972

		1,154,214

	Insurance - 3.3%
50,924	Ambac Financial Group, Inc.*	826,497
13,347	Aspen Insurance Holdings Ltd.	618,634
39,387	Assured Guaranty Ltd.	1,018,942
51,879	CNO Financial Group, Inc.	953,017
5,600	Endurance Specialty Holdings Ltd.	358,288
58,983	Greenlight Capital Re Ltd. Class A*	1,269,904
7,625	Heritage Insurance Holdings, Inc.	101,336
23,500	Maiden Holdings Ltd.	287,405
64,033	MBIA, Inc.*	499,457
3,700	Validus Holdings Ltd.	170,533

		6,104,013

	Materials - 5.0%
2,255	AEP Industries, Inc.	138,976
11,113	Cabot Corp.	542,203
14,102	Carpenter Technology Corp.	499,352
14,155	Chemtura Corp.*	394,217
7,050	Clearwater Paper Corp.*	421,167
30,060	Commercial Metals Co.	538,675
41,210	Domtar Corp.	1,592,354
15,238	Innophos Holdings, Inc.	563,196
7,530	Innospec, Inc.	364,151
9,684	Koppers Holdings, Inc.*	243,359
16,800	Mercer International, Inc.	141,120
15,327	Reliance Steel & Aluminum Co.	1,133,738
37,658	Schnitzer Steel Industries, Inc. Class A	776,508
12,224	Stepan Co.	749,209
12,586	Trinseo S.A.*	538,555
15,648	Worthington Industries, Inc.	590,712

		9,227,492

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Media - 1.0%
20,428	MDC Partners, Inc. Class A	$413,463
90,015	MSG Networks, Inc. Class A*	1,538,356

		1,951,819

	Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
17,606	Acorda Therapeutics, Inc.*	455,115
111,406	BioDelivery Sciences International, Inc.*	376,552
15,216	BioSpecifics Technologies Corp.*	541,081
9,068	Cambrex Corp.*	437,440
69,094	Cytokinetics, Inc.*	562,425
5,093	Eagle Pharmaceuticals, Inc.*	192,821
34,406	Emergent Biosolutions, Inc.*	1,325,319
21,843	Enanta Pharmaceuticals, Inc.*	637,816
34,703	FibroGen, Inc.*	624,654
13,770	Five Prime Therapeutics, Inc.*	655,314
41,526	ImmunoGen, Inc.*	284,453
11,428	INC Research Holdings, Inc. Class A*	550,030
38,378	Innoviva, Inc.	473,585
6,644	Insys Therapeutics, Inc.*	96,272
38,582	Lexicon Pharmaceuticals, Inc.*	532,818
41,320	Luminex Corp.*	830,532
51,257	Myriad Genetics, Inc.*	1,845,252
32,673	PAREXEL International Corp.*	1,996,320
319,733	PDL Biopharma, Inc.	1,205,393
9,000	Pfenex, Inc.*	73,440
19,480	PRA Health Sciences, Inc.*	924,326
26,970	Prestige Brands Holdings, Inc.*	1,531,357
27,333	Supernus Pharmaceuticals, Inc.*	469,034
75,069	ZIOPHARM Oncology, Inc.*	590,042

		17,211,391

	Real Estate - 11.7%
33,386	AG Mortgage Investment Trust, Inc. REIT	447,038
19,315	Altisource Portfolio Solutions S.A. REIT*	604,366
61,188	American Capital Mortgage Investment Corp. REIT	907,418
47,074	Apollo Commercial Real Estate Finance, Inc. REIT	749,889
24,761	ARMOUR Residential, Inc. REIT	526,914
130,426	Brandywine Realty Trust REIT	1,949,869
117,090	Capstead Mortgage Corp. REIT	1,138,115
108,077	CBL & Associates Properties, Inc. REIT	1,262,339
35,701	Chimera Investment Corp. REIT	506,954
12,417	Colony Capital, Inc. Class A, REIT	219,533
5,203	Coresite Realty Corp. REIT	389,861
58,184	CYS Investments, Inc. REIT	471,872
11,500	Franklin Street Properties Corp. REIT	122,130
9,900	Hospitality Properties Trust REIT	253,341
64,683	Invesco Mortgage Capital, Inc. REIT	831,177
20,559	Ladder Capital Corp. REIT	244,858
57,060	Lexington Realty Trust REIT	500,987
85,403	Mack-Cali Realty Corp. REIT	2,182,901
125,351	MFA Financial, Inc. REIT	866,175
67,065	New York Mortgage Trust, Inc. REIT	348,738
75,333	PennyMac Mortgage Investment Trust REIT	1,023,775
18,922	Piedmont Office Realty Trust, Inc. Class A, REIT	376,737
21,415	Ramco-Gershenson Properties Trust REIT	379,260
28,139	Redwood Trust, Inc. REIT	364,681
15,861	Resource Capital Corp. REIT	188,429
88,041	Select Income REIT	2,038,149
155,369	Two Harbors Investment Corp. REIT	1,216,539

The accompanying notes are an integral part of these financial statements.

85

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Real Estate - 11.7% - (continued)
29,307	Western Asset Mortgage Capital Corp. REIT	$292,191
118,431	WP Glimcher, Inc. REIT	1,242,341

		21,646,577

	Retailing - 5.6%
21,291	Abercrombie & Fitch Co. Class A	569,108
85,317	American Eagle Outfitters, Inc.	1,220,886
7,796	Big Lots, Inc.	357,525
8,000	Buckle, Inc.	231,520
18,951	Chico’s FAS, Inc.	238,972
7,200	Children’s Place, Inc.	560,952
1,945	Dillard’s, Inc. Class A	137,025
62,280	Express, Inc.*	1,132,250
66,705	Francescas Holding Corp.*	1,107,303
159,221	JC Penney Co., Inc.*	1,477,571
15,886	Outerwall, Inc.	656,251
14,300	Overstock.com, Inc.*	208,637
10,633	PetMed Express, Inc.	194,584
77,405	Pier 1 Imports, Inc.	533,320
19,823	Select Comfort Corp.*	489,232
56,871	Tile Shop Holdings, Inc.*	1,014,579
9,931	Wayfair, Inc. Class A*	374,895

		10,504,610

	Semiconductors & Semiconductor Equipment - 3.2%
19,647	Advanced Energy Industries, Inc.*	635,580
27,536	MaxLinear, Inc. Class A*	461,228
13,070	MKS Instruments, Inc.	468,690
30,526	NeoPhotonics Corp.*	366,007
106,646	Photronics, Inc.*	1,128,315
5,802	Synaptics, Inc.*	415,133
61,631	Teradyne, Inc.	1,165,442
45,368	Tessera Technologies, Inc.	1,302,969

		5,943,364

	Software & Services - 8.5%
10,010	Aspen Technology, Inc.*	380,680
14,500	Convergys Corp.	384,250
30,652	CSG Systems International, Inc.	1,360,336
1,463	DST Systems, Inc.	176,555
123,203	EarthLink Holdings Corp.	715,809
12,112	Ellie Mae, Inc.*	1,012,563
12,805	Gigamon, Inc.*	417,315
6,105	j2 Global, Inc.	387,790
5,539	LogMeIn, Inc.*	330,678
14,732	Luxoft Holding, Inc.*	851,657
25,343	Manhattan Associates, Inc.*	1,534,265
51,707	Mentor Graphics Corp.	1,032,072
2,809	MicroStrategy, Inc. Class A*	503,710
39,917	Net 1 UEPS Technologies, Inc.*	475,811
22,795	NeuStar, Inc. Class A*	535,455
21,432	Pegasystems, Inc.	565,590
23,516	Rackspace Hosting, Inc.*	537,811
39,636	Rovi Corp.*	698,386
27,490	Sykes Enterprises, Inc.*	801,334
38,478	Take-Two Interactive Software, Inc.*	1,315,178
29,914	Web.com Group, Inc.*	597,981
44,934	Wix.com Ltd.*	1,110,768

		15,725,994

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 5.2%
6,496	Benchmark Electronics, Inc.*	$126,152
59,540	Brocade Communications Systems, Inc.	572,179
19,699	Cray, Inc.*	746,001
163,134	Extreme Networks, Inc.*	572,600
18,849	Insight Enterprises, Inc.*	465,759
26,307	Ixia*	266,227
28,710	NETGEAR, Inc.*	1,217,304
46,877	QLogic Corp.*	613,620
58,998	Sanmina Corp.*	1,395,303
12,603	SYNNEX Corp.	1,040,630
16,103	Tech Data Corp.*	1,106,115
32,635	Ubiquiti Networks, Inc.*	1,162,459
38,296	Vishay Intertechnology, Inc.	465,679

		9,750,028

	Telecommunication Services - 1.6%
6,103	Atlantic Tele-Network, Inc.	438,867
47,576	Inteliquent, Inc.	789,286
32,801	Telephone & Data Systems, Inc.	969,925
155,643	Vonage Holdings Corp.*	726,853

		2,924,931

	Transportation - 1.6%
3,809	Allegiant Travel Co.	611,611
41,460	Hawaiian Holdings, Inc.*	1,744,222
16,652	Saia, Inc.*	481,576
5,900	Werner Enterprises, Inc.	149,506

		2,986,915

	Utilities - 1.9%
26,622	Atlantic Power Corp.	70,814
8,476	El Paso Electric Co.	382,268
19,500	Great Plains Energy, Inc.	608,985
33,924	ONE Gas, Inc.	1,983,536
15,844	PNM Resources, Inc.	501,938

		3,547,541

	Total Common Stocks (cost $182,139,761)	$184,541,237

	Total Long-Term Investments (cost $182,139,761)	$184,541,237

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
703,647	BlackRock Liquidity Funds TempFund Portfolio	$703,647

	Total Short-Term Investments (cost $703,647)	$703,647

Total Investments (cost $182,843,408)^	99.8%	$185,244,884
Other Assets and Liabilities	0.2%	353,110

Total Net Assets	100.0%	$185,597,994

The accompanying notes are an integral part of these financial statements.

86

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$11,948,331
Unrealized Depreciation	(9,546,855)

Net Unrealized Appreciation	$2,401,476

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

87

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,746,952	$2,746,952	$—	$—
Banks	13,195,091	13,195,091	—	—
Capital Goods	12,371,223	12,371,223	—	—
Commercial & Professional Services	7,345,343	7,345,343	—	—
Consumer Durables & Apparel	4,416,368	4,416,368	—	—
Consumer Services	3,749,093	3,749,093	—	—
Diversified Financials	7,728,768	7,728,768	—	—
Energy	7,726,726	7,726,726	—	—
Food & Staples Retailing	473,983	473,983	—	—
Food, Beverage & Tobacco	4,597,685	4,597,685	—	—
Health Care Equipment & Services	11,511,116	11,511,116	—	—
Household & Personal Products	1,154,214	1,154,214	—	—
Insurance	6,104,013	6,104,013	—	—
Materials	9,227,492	9,227,492	—	—
Media	1,951,819	1,951,819	—	—
Pharmaceuticals, Biotechnology & Life Sciences	17,211,391	17,211,391	—	—
Real Estate	21,646,577	21,646,577	—	—
Retailing	10,504,610	10,504,610	—	—
Semiconductors & Semiconductor Equipment	5,943,364	5,943,364	—	—
Software & Services	15,725,994	15,725,994	—	—
Technology Hardware & Equipment	9,750,028	9,750,028	—	—
Telecommunication Services	2,924,931	2,924,931	—	—
Transportation	2,986,915	2,986,915	—	—
Utilities	3,547,541	3,547,541	—	—
Short-Term Investments	703,647	703,647	—	—

Total	$185,244,884	$185,244,884	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

88

The Hartford Small Cap Growth Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.4%
24,500	American Axle & Manufacturing Holdings, Inc.*	$379,995
33,323	Cooper Tire & Rubber Co.	1,150,976
4,654	Cooper-Standard Holding, Inc.*	358,870
6,454	Gentherm, Inc.*	237,120
192,079	Tenneco, Inc.*	10,237,811

		12,364,772

	Banks - 3.4%
316,955	EverBank Financial Corp.	4,779,681
105,430	FCB Financial Holdings, Inc. Class A*	3,684,778
238,515	First Merchants Corp.	6,117,910
75,550	Flushing Financial Corp.	1,507,223
124,980	Great Western Bancorp, Inc.	3,939,370
8,670	LendingTree, Inc.*	775,705
376,340	MGIC Investment Corp.*	2,720,938
94,010	Sandy Spring Bancorp, Inc.	2,687,746
183,910	Sterling Bancorp	3,005,089
19,100	Walker & Dunlop, Inc.*	421,155

		29,639,595

	Capital Goods - 8.4%
190,670	AAON, Inc.	5,056,568
26,900	Aegion Corp.*	571,087
22,431	Aerojet Rocketdyne Holdings, Inc.*	406,450
165,266	Altra Industrial Motion Corp.	4,743,134
15,472	American Woodmark Corp.*	1,126,980
9,100	Apogee Enterprises, Inc.	377,104
10,422	Argan, Inc.	356,224
123,121	Astronics Corp.*	4,549,321
116,736	AZZ, Inc.	6,411,141
23,470	Comfort Systems USA, Inc.	692,130
26,752	Continental Building Products, Inc.*	524,607
17,400	Douglas Dynamics, Inc.	398,634
14,800	DXP Enterprises, Inc.*	323,380
20,453	Encore Wire Corp.	782,327
7,400	EnerSys	431,938
35,675	Esterline Technologies Corp.*	2,449,446
168,795	Generac Holdings, Inc.*	6,434,465
59,752	General Cable Corp.	934,521
16,600	Global Brass & Copper Holdings, Inc.	449,860
12,100	Greenbrier Cos., Inc.	362,879
113,990	Heico Corp. Class A	5,834,008
19,351	Hyster-Yale Materials Handling, Inc.	1,185,249
52,160	Lennox International, Inc.	7,038,992
11,768	Lydall, Inc.*	432,945
129,366	Meritor, Inc.*	1,099,611
62,204	Taser International, Inc.*	1,135,845
54,250	Teledyne Technologies, Inc.*	5,042,538
84,124	Toro Co.	7,272,520
33,711	Trex Co., Inc.*	1,599,587
92,049	Triumph Group, Inc.	3,330,333
70,023	Wabash National Corp.*	997,828

		72,351,652

	Commercial & Professional Services - 3.8%
10,256	Brink’s Co.	347,063
125,084	Deluxe Corp.	7,852,774
158,560	Exponent, Inc.	7,902,630
88,355	GP Strategies Corp.*	2,062,206
41,330	Herman Miller, Inc.	1,246,926
12,074	Insperity, Inc.	637,145

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Commercial & Professional Services - 3.8% - (continued)
47,639	Interface, Inc.	$810,816
154,535	On Assignment, Inc.*	5,572,532
59,623	RPX Corp.*	660,623
17,504	TriNet Group, Inc.*	290,916
11,388	TrueBlue, Inc.*	212,842
2,714	UniFirst Corp.	294,143
87,945	WageWorks, Inc.*	4,736,718

		32,627,334

	Consumer Durables & Apparel - 5.0%
163,241	G-III Apparel Group Ltd.*	7,386,655
12,221	Helen of Troy Ltd.*	1,216,356
2,821	iRobot Corp.*	105,449
317,587	Kate Spade & Co.*	8,171,513
15,211	Nautilus, Inc.*	268,322
75,505	Oxford Industries, Inc.	5,015,042
50,938	Smith & Wesson Holding Corp.*	1,111,977
216,264	Steven Madden Ltd.*	7,571,403
15,711	Sturm Ruger & Co., Inc.	1,005,975
153,080	TopBuild Corp.*	4,779,158
117,752	Vista Outdoor, Inc.*	5,649,741
53,875	ZAGG, Inc.*	431,539

		42,713,130

	Consumer Services - 5.5%
23,700	American Public Education, Inc.*	548,892
6,236	BJ’s Restaurants, Inc.*	278,126
415,893	Bloomin’ Brands, Inc.	7,777,199
31,000	Boyd Gaming Corp.*	577,840
86,946	Brinker International, Inc.	4,027,339
18,991	Capella Education Co.	1,050,392
19,828	Chuy’s Holdings, Inc.*	605,547
192,369	Del Frisco’s Restaurant Group, Inc.*	3,064,438
15,720	Domino’s Pizza, Inc.	1,900,234
93,260	Dunkin’ Brands Group, Inc.	4,336,590
19,094	Grand Canyon Education, Inc.*	834,981
17,561	Isle of Capri Casinos, Inc.*	261,659
409,929	La Quinta Holdings, Inc.*	5,234,793
97,885	Marriott Vacations Worldwide Corp.	6,131,516
89,298	Papa John’s International, Inc.	5,053,374
8,705	Pinnacle Entertainment, Inc.*	96,103
19,531	Sonic Corp.	671,280
18,000	Strayer Education, Inc.*	893,520
23,471	Weight Watchers International, Inc.*	303,949
166,789	Wingstop, Inc.*	4,159,718

		47,807,490

	Diversified Financials - 1.9%
102,265	Evercore Partners, Inc. Class A	5,280,964
176,525	HFF, Inc. Class A	5,618,791
47,614	KCG Holdings, Inc. Class A*	652,312
41,775	MarketAxess Holdings, Inc.	5,128,299

		16,680,366

	Energy - 1.2%
56,268	Alon USA Energy, Inc.	590,814
38,400	CVR Energy, Inc.	932,352
11,805	Matrix Service Co.*	222,406
86,710	PBF Energy, Inc. Class A	2,790,328
62,277	Pioneer Energy Services Corp.*	193,682
15,558	REX American Resources Corp.*	845,888

The accompanying notes are an integral part of these financial statements.

89

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Energy - 1.2% - (continued)
128,423	RSP Permian, Inc.*	$3,931,028
43,370	Western Refining, Inc.	1,160,581

		10,667,079

	Food & Staples Retailing - 2.4%
88,320	Casey’s General Stores, Inc.	9,891,840
13,111	Ingles Markets, Inc. Class A	472,914
247,181	Natural Grocers by Vitamin Cottage, Inc.*	3,302,338
76,150	PriceSmart, Inc.	6,590,021

		20,257,113

	Food, Beverage & Tobacco - 2.2%
23,151	Cal-Maine Foods, Inc.	1,175,145
55,848	Dean Foods Co.	962,261
42,300	Pilgrim’s Pride Corp.*	1,138,293
93,710	Post Holdings, Inc.*	6,732,126
16,623	Sanderson Farms, Inc.	1,524,994
84,225	TreeHouse Foods, Inc.*	7,445,490

		18,978,309

	Health Care Equipment & Services - 10.8%
20,601	ABIOMED, Inc.*	2,001,181
79,630	Acadia Healthcare Co., Inc.*	5,031,820
7,100	Amedisys, Inc.*	365,579
120,010	Anika Therapeutics, Inc.*	5,479,657
14,285	Atrion Corp.	5,675,430
10,155	Chemed Corp.	1,317,916
12,177	Computer Programs & Systems, Inc.	625,045
117,030	Cynosure, Inc. Class A*	5,727,448
50,908	DexCom, Inc.*	3,277,457
158,260	Examworks Group, Inc.*	5,705,273
324,971	Globus Medical, Inc. Class A*	8,137,274
18,508	HealthEquity, Inc.*	465,476
49,480	HeartWare International, Inc.*	1,650,653
24,949	HMS Holdings Corp.*	421,389
60,756	ICU Medical, Inc.*	6,035,501
64,865	LivaNova plc*	3,420,331
16,500	Magellan Health, Inc.*	1,162,590
36,443	Masimo Corp.*	1,579,804
15,236	Medidata Solutions, Inc.*	664,747
19,600	Meridian Bioscience, Inc.	374,556
32,607	Molina Healthcare, Inc.*	1,687,738
176,075	Omnicell, Inc.*	5,609,750
140,537	Quality Systems, Inc.	1,978,761
115,911	Team Health Holdings, Inc.*	4,848,557
48,600	Triple-S Management Corp. Class B*	1,265,544
84,207	U.S. Physical Therapy, Inc.	4,198,561
177,875	Vascular Solutions, Inc.*	6,216,731
93,894	WellCare Health Plans, Inc.*	8,449,521

		93,374,290

	Household & Personal Products - 0.2%
15,413	Medifast, Inc.	485,972
11,500	Natural Health Trends Corp.	416,185
6,400	Usana Health Sciences, Inc.*	758,016

		1,660,173

	Insurance - 1.7%
59,533	Ambac Financial Group, Inc.*	966,221
122,275	AMERISAFE, Inc.	6,588,177
47,625	Greenlight Capital Re Ltd. Class A*	1,025,366
25,591	Heritage Insurance Holdings, Inc.	340,104

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 1.7% - (continued)
142,550	James River Group Holdings Ltd.	$4,413,348
70,374	Maiden Holdings Ltd.	860,674
31,731	Universal Insurance Holdings, Inc.	558,783

		14,752,673

	Materials - 4.9%
6,175	AEP Industries, Inc.	380,565
192,031	Boise Cascade Co.*	4,007,687
57,900	Chemtura Corp.*	1,612,515
26,479	Clearwater Paper Corp.*	1,581,855
496,990	Graphic Packaging Holding Co.	6,600,027
384,193	Headwaters, Inc.*	7,687,702
16,800	Innospec, Inc.	812,448
23,600	Koppers Holdings, Inc.*	593,068
478,290	OMNOVA Solutions, Inc.*	3,419,774
198,302	PolyOne Corp.	7,134,906
8,747	Schweitzer-Mauduit International, Inc.	300,809
87,566	Silgan Holdings, Inc.	4,443,099
17,873	Stepan Co.	1,095,436
16,244	Trinseo S.A.*	695,081
20,096	U.S. Concrete, Inc.*	1,241,129
26,064	Worthington Industries, Inc.	983,916

		42,590,017

	Media - 0.1%
12,214	Sinclair Broadcast Group, Inc. Class A	391,703

	Pharmaceuticals, Biotechnology & Life Sciences - 12.7%
120,360	Acorda Therapeutics, Inc.*	3,111,306
214,992	Aerie Pharmaceuticals, Inc.*	3,409,773
40,606	Agios Pharmaceuticals, Inc.*	1,987,664
170,650	Alder Biopharmaceuticals, Inc.*	4,530,757
257,510	Amicus Therapeutics, Inc.*	1,923,600
74,382	Anacor Pharmaceuticals, Inc.*	4,666,727
291,140	Aratana Therapeutics, Inc.*	1,749,751
27,192	BioSpecifics Technologies Corp.*	966,948
22,135	Cambrex Corp.*	1,067,792
172,699	Cepheid*	4,928,829
76,779	Cytokinetics, Inc.*	624,981
6,417	Eagle Pharmaceuticals, Inc.*	242,948
59,878	Emergent Biosolutions, Inc.*	2,306,501
39,958	Enanta Pharmaceuticals, Inc.*	1,166,774
48,236	FibroGen, Inc.*	868,248
144,632	Five Prime Therapeutics, Inc.*	6,883,037
140,930	Flexion Therapeutics, Inc.*	1,465,672
123,760	GlycoMimetics, Inc.*	779,688
96,990	ImmunoGen, Inc.*	664,381
27,169	INC Research Holdings, Inc. Class A*	1,307,644
77,657	Innoviva, Inc.	958,287
48,708	Insys Therapeutics, Inc.*	705,779
171,130	Intersect ENT, Inc.*	3,431,156
147,290	Ironwood Pharmaceuticals, Inc.*	1,539,180
7,224	Kite Pharma, Inc.*	334,327
60,877	Lexicon Pharmaceuticals, Inc.*	840,711
36,871	Luminex Corp.*	741,107
135,430	Medicines Co.*	4,819,954
33,700	MiMedx Group, Inc.*	253,761
55,298	Myriad Genetics, Inc.*	1,990,728
114,530	Neurocrine Biosciences, Inc.*	5,220,277
24,028	NewLink Genetics Corp.*	389,494
67,157	Northwest Biotherapeutics, Inc.*	94,020
591,067	Novavax, Inc.*	3,097,191

The accompanying notes are an integral part of these financial statements.

90

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.7% - (continued)
82,479	Ophthotech Corp.*	$3,855,068
191,387	Otonomy, Inc.*	2,729,179
138,484	PAREXEL International Corp.*	8,461,372
410,943	PDL Biopharma, Inc.	1,549,255
26,998	Pfenex, Inc.*	220,304
132,010	Portola Pharmaceuticals, Inc.*	3,136,558
28,639	PRA Health Sciences, Inc.*	1,358,921
33,514	Prestige Brands Holdings, Inc.*	1,902,925
123,399	PTC Therapeutics, Inc.*	915,621
188,526	Relypsa, Inc.*	3,412,321
39,600	Sangamo BioSciences, Inc.*	249,480
67,518	Spectrum Pharmaceuticals, Inc.*	478,703
24,500	Sucampo Pharmaceuticals, Inc. Class A*	264,110
63,895	Supernus Pharmaceuticals, Inc.*	1,096,438
101,285	TESARO, Inc.*	4,197,250
65,886	Ultragenyx Pharmaceutical, Inc.*	4,455,211
304,950	XenoPort, Inc.*	1,341,780
142,878	ZIOPHARM Oncology, Inc.*	1,123,021

		109,816,510

	Real Estate - 2.2%
27,181	Altisource Portfolio Solutions S.A. REIT*	850,494
151,088	Apollo Residential Mortgage, Inc. REIT	2,048,753
58,746	CareTrust, Inc. REIT	747,249
122,935	Coresite Realty Corp. REIT	9,211,520
11,000	CubeSmart REIT	325,710
8,100	CyrusOne, Inc. REIT	357,453
7,399	Gaming and Leisure Properties, Inc. REIT	242,621
27,380	Omega Healthcare Investors, Inc. REIT	924,623
16,600	RLJ Lodging Trust REIT	349,762
326,630	Sunstone Hotel Investors, Inc. REIT	4,184,130

		19,242,315

	Retailing - 5.3%
96,800	American Eagle Outfitters, Inc.	1,385,208
9,600	Big Lots, Inc.	440,256
20,884	Buckle, Inc.	604,383
200,467	Burlington Stores, Inc.*	11,420,605
7,741	Cato Corp. Class A	283,243
25,839	Chico’s FAS, Inc.	325,830
9,800	Children’s Place, Inc.	763,518
65,444	Core-Mark Holding Co., Inc.	5,344,157
225,835	DSW, Inc. Class A	5,548,766
48,771	Express, Inc.*	886,657
144,555	Five Below, Inc.*	6,027,944
55,346	Francescas Holding Corp.*	918,744
8,285	Hibbett Sports, Inc.*	299,089
123,380	HSN, Inc.	6,542,841
21,300	Outerwall, Inc.	879,903
34,300	Overstock.com, Inc.*	500,437
15,400	PetMed Express, Inc.	281,820
85,025	Pier 1 Imports, Inc.	585,822
47,800	Select Comfort Corp.*	1,179,704
23,300	Tailored Brands, Inc.	405,886
41,722	Tile Shop Holdings, Inc.*	744,320
14,819	Wayfair, Inc. Class A*	559,417

		45,928,550

	Semiconductors & Semiconductor Equipment - 2.6%
36,996	Advanced Energy Industries, Inc.*	1,196,821
108,073	Cirrus Logic, Inc.*	3,901,435

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Semiconductors & Semiconductor Equipment - 2.6% - (continued)
15,400	Inphi Corp.*	$456,918
241,793	Integrated Device Technology, Inc.*	4,661,769
62,047	Kulicke & Soffa Industries, Inc.*	665,144
37,907	MaxLinear, Inc. Class A*	634,942
149,853	MKS Instruments, Inc.	5,373,728
101,506	SunPower Corp.*	2,044,331
17,697	Synaptics, Inc.*	1,266,220
62,783	Tessera Technologies, Inc.	1,803,128

		22,004,436

	Software & Services - 18.9%
99,395	Aspen Technology, Inc.*	3,779,992
177,763	Bottomline Technologies de, Inc.*	4,365,859
44,150	CACI International, Inc. Class A*	4,245,023
252,249	Cardtronics, Inc.*	9,943,656
73,835	Cass Information Systems, Inc.	3,652,618
123,288	comScore, Inc.*	3,775,079
55,309	CSG Systems International, Inc.	2,454,613
40,550	Demandware, Inc.*	1,868,544
162,882	EarthLink Holdings Corp.	946,344
27,361	Ellie Mae, Inc.*	2,287,380
220,213	Envestnet, Inc.*	6,910,284
102,551	EPAM Systems, Inc.*	7,479,044
3,600	Euronet Worldwide, Inc.*	277,560
319,563	Everyday Health, Inc.*	1,853,465
157,399	Exlservice Holdings, Inc.*	7,616,538
85,423	Fair Isaac Corp.	9,115,488
408,561	Five9, Inc.*	3,779,189
112,142	Fleetmatics Group plc*	4,065,148
32,554	Gigamon, Inc.*	1,060,935
13,738	Global Payments, Inc.	991,609
10,915	Globant S.A.*	387,373
109,830	Guidewire Software, Inc.*	6,257,015
84,276	HubSpot, Inc.*	3,732,584
113,049	j2 Global, Inc.	7,180,873
15,290	LogMeIn, Inc.*	912,813
17,241	Luxoft Holding, Inc.*	996,702
116,785	Manhattan Associates, Inc.*	7,070,164
33,485	Marketo, Inc.*	736,335
129,237	MAXIMUS, Inc.	6,836,637
9,936	MicroStrategy, Inc. Class A*	1,781,724
33,809	NeuStar, Inc. Class A*	794,173
19,200	NIC, Inc.	340,032
123,367	Paycom Software, Inc.*	4,713,853
35,207	Pegasystems, Inc.	929,113
5,046	Proofpoint, Inc.*	293,980
112,597	PTC, Inc.*	4,105,287
70,113	Q2 Holdings, Inc.*	1,676,402
2,290	Stamps.com, Inc.*	188,604
54,455	Sykes Enterprises, Inc.*	1,587,363
5,395	Syntel, Inc.*	229,449
43,485	Take-Two Interactive Software, Inc.*	1,486,317
160,160	Textura Corp.*	4,226,622
53,688	Tyler Technologies, Inc.*	7,860,460
131,708	Verint Systems, Inc.*	4,456,999
60,932	Web.com Group, Inc.*	1,218,031
80,178	WebMD Health Corp.*	5,030,368
60,990	WEX, Inc.*	5,762,945
79,627	Wix.com Ltd.*	1,968,379

		163,228,965

The accompanying notes are an integral part of these financial statements.

91

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 2.7%
95,581	CDW Corp. of Delaware	$3,679,868
14,884	Ciena Corp.*	250,498
31,002	Cray, Inc.*	1,174,046
12,115	DTS, Inc.*	264,349
42,130	ePlus, Inc.*	3,386,831
60,630	FEI Co.	5,397,283
68,729	Ixia*	695,537
127,340	NetScout Systems, Inc.*	2,834,588
7,840	Plantronics, Inc.	301,448
58,210	Rogers Corp.*	3,338,926
34,251	Ubiquiti Networks, Inc.*	1,220,021
6,510	Universal Display Corp.*	379,598

		22,922,993

	Telecommunication Services - 0.7%
69,800	Cincinnati Bell, Inc.*	266,636
21,900	IDT Corp. Class B	335,946
57,100	Inteliquent, Inc.	947,289
211,070	ORBCOMM, Inc.*	2,091,704
559,609	Vonage Holdings Corp.*	2,613,374

		6,254,949

	Transportation - 1.4%
5,586	Alaska Air Group, Inc.	393,422
7,756	Allegiant Travel Co.	1,245,381
182,723	Celadon Group, Inc.	1,840,021
43,000	Hawaiian Holdings, Inc.*	1,809,010
21,000	JetBlue Airways Corp.*	415,590
142,872	Knight Transportation, Inc.	3,796,109
125,450	Marten Transport Ltd.	2,340,897
9,953	Werner Enterprises, Inc.	252,209

		12,092,639

	Total Common Stocks (cost $837,733,623)	$858,347,053

WARRANTS - 0.0%
	Insurance - 0.0%
1,613	Emergent Capital, Inc., Expires 4/11/19*	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $837,733,623)	$858,347,053

SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
286,061	BlackRock Liquidity Funds TempFund Portfolio	$286,061
5,522,504	Federated Prime Obligations Fund	5,522,504

	Total Short-Term Investments (cost $5,808,565)	$5,808,565

Total Investments (cost $843,542,188)^	100.1%	$864,155,618
Other Assets and Liabilities	(0.1)%	(671,362)

Total Net Assets	100.0%	$863,484,256

The accompanying notes are an integral part of these financial statements.

92

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$109,161,508
Unrealized Depreciation	(88,548,078)

Net Unrealized Appreciation	$20,613,430

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

93

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$12,364,772	$12,364,772	$—	$—
Banks	29,639,595	29,639,595	—	—
Capital Goods	72,351,652	72,351,652	—	—
Commercial & Professional Services	32,627,334	32,627,334	—	—
Consumer Durables & Apparel	42,713,130	42,713,130	—	—
Consumer Services	47,807,490	47,807,490	—	—
Diversified Financials	16,680,366	16,680,366	—	—
Energy	10,667,079	10,667,079	—	—
Food & Staples Retailing	20,257,113	20,257,113	—	—
Food, Beverage & Tobacco	18,978,309	18,978,309	—	—
Health Care Equipment & Services	93,374,290	93,374,290	—	—
Household & Personal Products	1,660,173	1,660,173	—	—
Insurance	14,752,673	14,752,673	—	—
Materials	42,590,017	42,590,017	—	—
Media	391,703	391,703	—	—
Pharmaceuticals, Biotechnology & Life Sciences	109,816,510	109,816,510	—	—
Real Estate	19,242,315	19,242,315	—	—
Retailing	45,928,550	45,928,550	—	—
Semiconductors & Semiconductor Equipment	22,004,436	22,004,436	—	—
Software & Services	163,228,965	163,228,965	—	—
Technology Hardware & Equipment	22,922,993	22,922,993	—	—
Telecommunication Services	6,254,949	6,254,949	—	—
Transportation	12,092,639	12,092,639	—	—
Warrants	—	—	—	—
Short-Term Investments	5,808,565	5,808,565	—	—

Total	$864,155,618	$864,155,618	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small Company Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7%
	Automobiles & Components - 0.1%
7,169	Tenneco, Inc.*	$382,108

	Banks - 2.8%
14,037	EverBank Financial Corp.	211,678
4,669	FCB Financial Holdings, Inc. Class A*	163,182
10,563	First Merchants Corp.	270,941
4,058	Flushing Financial Corp.	80,957
5,535	Great Western Bancorp, Inc.	174,463
17,029	MGIC Investment Corp.*	123,120
155,525	PrivateBancorp, Inc.	6,471,395
4,036	Sandy Spring Bancorp, Inc.	115,389
259,493	Sterling Bancorp	4,240,116
289,846	United Community Banks, Inc.	5,834,600

		17,685,841

	Capital Goods - 9.3%
8,444	AAON, Inc.	223,935
221,558	Advanced Drainage Systems, Inc.	5,122,421
229,085	Altra Industrial Motion Corp.	6,574,740
137,056	Applied Industrial Technologies, Inc.	6,281,276
72,283	Astronics Corp.*	2,670,857
4,505	AZZ, Inc.	247,415
1,614	Esterline Technologies Corp.*	110,817
198,571	Generac Holdings, Inc.*	7,569,527
4,504	Heico Corp. Class A	230,515
2,360	Lennox International, Inc.	318,482
124,303	Masonite International Corp.*	8,410,341
111,821	Middleby Corp.*	12,260,054
2,402	Teledyne Technologies, Inc.*	223,266
3,661	Toro Co.	316,493
4,165	Triumph Group, Inc.	150,690
123,641	WESCO International, Inc.*	7,268,854

		57,979,683

	Commercial & Professional Services - 1.9%
144,946	Advisory Board Co.*	4,586,091
4,078	Deluxe Corp.	256,017
7,175	Exponent, Inc.	357,602
3,905	GP Strategies Corp.*	91,143
6,844	On Assignment, Inc.*	246,794
111,401	WageWorks, Inc.*	6,000,058

		11,537,705

	Consumer Durables & Apparel - 4.2%
121,462	G-III Apparel Group Ltd.*	5,496,156
202,165	Kate Spade & Co.*	5,201,705
3,277	Oxford Industries, Inc.	217,658
1,230,570	Samsonite International S.A.	3,957,577
304,603	Steven Madden Ltd.*	10,664,151
6,906	TopBuild Corp.*	215,605
5,215	Vista Outdoor, Inc.*	250,216

		26,003,068

	Consumer Services - 6.3%
18,819	Bloomin’ Brands, Inc.	351,915
3,850	Brinker International, Inc.	178,332
456,677	ClubCorp Holdings, Inc.	6,096,638
8,666	Del Frisco’s Restaurant Group, Inc.*	138,049
241,940	Diamond Resorts International, Inc.*	5,131,547
4,215	Dunkin’ Brands Group, Inc.	195,998
61,413	Jack in the Box, Inc.	4,148,448
18,154	La Quinta Holdings, Inc.*	231,827
4,429	Marriott Vacations Worldwide Corp.	277,433

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Consumer Services - 6.3% - (continued)
76,758	Panera Bread Co. Class A*	$16,463,823
3,145	Papa John’s International, Inc.	177,976
143,457	Texas Roadhouse, Inc.	5,841,569
7,386	Wingstop, Inc.*	184,207

		39,417,762

	Diversified Financials - 1.8%
4,210	Evercore Partners, Inc. Class A	217,404
7,817	HFF, Inc. Class A	248,815
49,698	MarketAxess Holdings, Inc.	6,100,927
404,233	WisdomTree Investments, Inc.	4,402,097

		10,969,243

	Energy - 3.5%
67,523	Diamondback Energy, Inc.*	5,846,142
268,989	Patterson-UTI Energy, Inc.	5,312,533
81,190	PBF Energy, Inc. Class A	2,612,694
441,625	QEP Resources, Inc.	7,918,336
6,051	RSP Permian, Inc.*	185,221

		21,874,926

	Food & Staples Retailing - 0.1%
3,996	Casey’s General Stores, Inc.	447,552
11,458	Natural Grocers by Vitamin Cottage, Inc.*	153,079
3,372	PriceSmart, Inc.	291,813

		892,444

	Food, Beverage & Tobacco - 1.3%
1,079,494	Greencore Group plc	5,696,692
27,856	Post Holdings, Inc.*	2,001,175
3,811	TreeHouse Foods, Inc.*	336,893

		8,034,760

	Health Care Equipment & Services - 9.7%
160,737	Acadia Healthcare Co., Inc.*	10,156,971
77,108	Align Technology, Inc.*	5,566,427
5,036	Anika Therapeutics, Inc.*	229,944
632	Atrion Corp.	251,094
5,295	Cynosure, Inc. Class A*	259,137
133,693	DexCom, Inc.*	8,607,155
184,862	Envision Healthcare Holdings, Inc.*	4,183,427
7,000	Examworks Group, Inc.*	252,350
14,142	Globus Medical, Inc. Class A*	354,116
1,558	HeartWare International, Inc.*	51,975
2,474	ICU Medical, Inc.*	245,767
338,475	Insulet Corp.*	11,271,217
101,225	LifePoint Health, Inc.*	6,838,761
2,935	LivaNova plc*	154,763
19,000	Nevro Corp.*	1,277,750
7,797	Omnicell, Inc.*	248,412
5,133	Team Health Holdings, Inc.*	214,713
3,810	U.S. Physical Therapy, Inc.	189,967
8,049	Vascular Solutions, Inc.*	281,313
342,777	Veeva Systems, Inc. Class A*	9,429,795
4,074	WellCare Health Plans, Inc.*	366,619

		60,431,673

	Insurance - 2.0%
5,415	AMERISAFE, Inc.	291,760
54,844	Assurant, Inc.	4,638,157
198,009	First American Financial Corp.	7,132,284
6,313	James River Group Holdings Ltd.	195,451

		12,257,652

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Materials - 4.1%
8,454	Boise Cascade Co.*	$176,435
22,488	Graphic Packaging Holding Co.	298,641
558,559	Headwaters, Inc.*	11,176,765
322,101	KapStone Paper & Packaging Corp.	5,118,185
21,182	OMNOVA Solutions, Inc.*	151,451
813,552	Platform Specialty Products Corp.*	8,379,586
8,799	PolyOne Corp.	316,588
3,857	Silgan Holdings, Inc.	195,704

		25,813,355

	Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
4,272	Acorda Therapeutics, Inc.*	110,431
146,770	Aerie Pharmaceuticals, Inc.*	2,327,772
1,837	Agios Pharmaceuticals, Inc.*	89,921
119,021	Alder Biopharmaceuticals, Inc.*	3,160,007
11,652	Amicus Therapeutics, Inc.*	87,040
64,152	Anacor Pharmaceuticals, Inc.*	4,024,896
13,711	Aratana Therapeutics, Inc.*	82,403
42,376	Bluebird Bio, Inc.*	1,879,376
102,999	Cepheid*	2,939,591
161,074	Five Prime Therapeutics, Inc.*	7,665,512
6,377	Flexion Therapeutics, Inc.*	66,321
133,062	Galapagos N.V. ADR*	6,029,039
6,690	GlycoMimetics, Inc.*	42,147
185,093	Intersect ENT, Inc.*	3,711,115
207,518	Ironwood Pharmaceuticals, Inc.*	2,168,563
5,998	Medicines Co.*	213,469
5,072	Neurocrine Biosciences, Inc.*	231,182
646,737	Novavax, Inc.*	3,388,902
3,652	Ophthotech Corp.*	170,694
165,034	Otonomy, Inc.*	2,353,385
4,779	PAREXEL International Corp.*	291,997
78,911	Portola Pharmaceuticals, Inc.*	1,874,925
119,097	PTC Therapeutics, Inc.*	883,700
8,349	Relypsa, Inc.*	151,117
105,381	TESARO, Inc.*	4,366,989
73,259	Ultragenyx Pharmaceutical, Inc.*	4,953,774
15,339	XenoPort, Inc.*	67,492

		53,331,760

	Real Estate - 2.5%
5,142	Coresite Realty Corp. REIT	385,290
334,676	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,492,714
395,361	Kennedy-Wilson Holdings, Inc. REIT	8,543,751
14,465	Sunstone Hotel Investors, Inc. REIT	185,297

		15,607,052

	Retailing - 4.7%
3,136,600	Allstar Co.*(1)(2)(3)	3,356,162
8,625	Burlington Stores, Inc.*	491,366
2,898	Core-Mark Holding Co., Inc.	236,650
169,282	Dick’s Sporting Goods, Inc.	7,844,528
203,910	DSW, Inc. Class A	5,010,069
113,414	Five Below, Inc.*	4,729,364
70,879	HSN, Inc.	3,758,713
65,552	Tory Burch LLC*(1)(2)(3)	3,585,693

		29,012,545

	Semiconductors & Semiconductor Equipment - 5.6%
94,085	Cavium, Inc.*	4,644,976
4,080	Cirrus Logic, Inc.*	147,288

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Semiconductors & Semiconductor Equipment - 5.6% - (continued)
249,971	Entegris, Inc.*	$3,322,115
57,324	First Solar, Inc.*	3,200,972
10,708	Integrated Device Technology, Inc.*	206,450
160,474	M/A-COM Technology Solutions Holdings, Inc.*	6,561,782
269,046	Mellanox Technologies Ltd.*	11,636,239
6,636	MKS Instruments, Inc.	237,967
243,418	SunPower Corp.*	4,902,439

		34,860,228

	Software & Services - 21.8%
2,785	Aspen Technology, Inc.*	105,914
231,238	Atlassian Corp. plc Class A*	5,357,784
7,874	Bottomline Technologies de, Inc.*	193,385
1,955	CACI International, Inc. Class A*	187,973
10,957	Cardtronics, Inc.*	431,925
3,356	Cass Information Systems, Inc.	166,021
5,579	comScore, Inc.*	170,829
59,006	CoStar Group, Inc.*	11,642,474
1,924	Demandware, Inc.*	88,658
66,216	Envestnet, Inc.*	2,077,858
72,218	EPAM Systems, Inc.*	5,266,859
14,708	Everyday Health, Inc.*	85,306
7,122	Exlservice Holdings, Inc.*	344,634
103,399	Fair Isaac Corp.	11,033,707
18,094	Five9, Inc.*	167,370
4,194	Fleetmatics Group plc*	152,033
637	Global Payments, Inc.	45,979
257,208	GoDaddy, Inc. Class A*	7,811,407
137,056	Guidewire Software, Inc.*	7,808,080
147,443	HubSpot, Inc.*	6,530,251
4,256	j2 Global, Inc.	270,341
84,492	Manhattan Associates, Inc.*	5,115,146
107,413	MAXIMUS, Inc.	5,682,148
5,271	Paycom Software, Inc.*	201,405
129,386	Paylocity Holding Corp.*	4,951,602
4,987	PTC, Inc.*	181,826
3,309	Q2 Holdings, Inc.*	79,118
137,894	SS&C Technologies Holdings, Inc.	8,432,218
667,714	Telogis, Inc.*(1)(2)(3)	994,894
7,792	Textura Corp.*	205,631
32,308	Tyler Technologies, Inc.*	4,730,214
36,063	Ultimate Software Group, Inc.*	7,089,625
47,099	Verint Systems, Inc.*	1,593,830
129,299	Virtusa Corp.*	4,595,286
3,015	WebMD Health Corp.*	189,161
77,409	WEX, Inc.*	7,314,376
292,377	WNS Holdings Ltd. ADR*	9,265,427
377,115	Zendesk, Inc.*	8,522,799
27,124	Zillow Group, Inc. Class A*	678,643
230,028	Zillow Group, Inc. Class C*	5,529,873

		135,292,010

	Technology Hardware & Equipment - 1.1%
54,387	Arista Networks, Inc.*	3,623,262
4,345	CDW Corp. of Delaware	167,283
2,012	ePlus, Inc.*	161,745
2,685	FEI Co.	239,019
5,716	NetScout Systems, Inc.*	127,238
161,070	Pure Storage, Inc. Class A*	2,343,568
2,634	Rogers Corp.*	151,086

		6,813,201

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Telecommunication Services - 0.7%
405,815	ORBCOMM, Inc.*	$4,021,627
18,983	Vonage Holdings Corp.*	88,650

		4,110,277

	Transportation - 3.6%
8,099	Celadon Group, Inc.	81,557
445,513	Knight Transportation, Inc.	11,837,280
161,412	Landstar System, Inc.	10,580,557
5,556	Marten Transport Ltd.	103,675

		22,603,069

	Total Common Stocks (cost $598,138,398)	$594,910,362

PREFERRED STOCKS - 3.3%
	Consumer Services - 0.2%
177,795	DraftKings, Inc. Series D*(1)(2)(3)	$556,498
160,456	DraftKings, Inc. Series D-1*(1)(2)(3)	649,847

		1,206,345

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc.*(1)(2)(3)	627,568

	Retailing - 0.3%
47,489	Honest Co.*(1)(2)(3)	2,137,955

	Software & Services - 2.4%
106,123	Cloudera, Inc.*(1)(2)(3)	1,765,887
263,189	MarkLogic Corp. Series F*(1)(2)(3)	2,750,325
129,162	Nutanix, Inc.*(1)(2)(3)	2,069,175
909,316	Telogis, Inc.*(1)(2)(3)	3,591,798
98,033	Veracode, Inc.*(1)(2)(3)	2,114,572
658,164	Zuora, Inc. Series F*(1)(2)(3)	2,461,533

		14,753,290

	Telecommunication Services - 0.3%
4,044	DocuSign, Inc. Series B*(1)(2)(3)	70,245
1,211	DocuSign, Inc. Series B-1*(1)(2)(3)	21,035
2,906	DocuSign, Inc. Series D*(1)(2)(3)	50,477
75,160	DocuSign, Inc. Series E*(1)(2)(3)	1,305,529
14,065	DocuSign, Inc. Series F*(1)(2)(3)	244,309

		1,691,595

	Total Preferred Stocks (cost $18,718,928)	$20,416,753

	Total Long-Term Investments (cost $616,857,326)	$615,327,115

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
5,623,989	Federated Prime Obligations Fund	$5,623,989

	Total Short-Term Investments (cost $5,623,989)	$5,623,989

Total Investments (cost $622,481,315)^	99.9%	$620,951,104
Other Assets and Liabilities	0.1%	550,204

Total Net Assets	100.0%	$621,501,308

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$46,831,859
Unrealized Depreciation	(48,362,070)

Net Unrealized Depreciation	$(1,530,211)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $28,353,502, which represents 4.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	3,136,600	Allstar Co.	$1,364,479
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,107
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	75,160	DocuSign, Inc. Series E Preferred	987,031
04/2015	14,065	DocuSign, Inc. Series F Preferred	268,545
07/2015	177,795	DraftKings, Inc. Series D Preferred	957,589
07/2015	160,456	DraftKings, Inc. Series D-1 Preferred	1,229,961
08/2015	47,489	Honest Co. Preferred	2,172,859
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,154
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC	5,137,735
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$26,543,950

At April 30, 2016, the aggregate value of these securities was $28,353,502, which represents 4.6% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $28,353,502, which represents 4.6% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

98

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$382,108	$382,108	$—	$—
Banks	17,685,841	17,685,841	—	—
Capital Goods	57,979,683	57,979,683	—	—
Commercial & Professional Services	11,537,705	11,537,705	—	—
Consumer Durables & Apparel	26,003,068	22,045,491	3,957,577	—
Consumer Services	39,417,762	39,417,762	—	—
Diversified Financials	10,969,243	10,969,243	—	—
Energy	21,874,926	21,874,926	—	—
Food & Staples Retailing	892,444	892,444	—	—
Food, Beverage & Tobacco	8,034,760	2,338,068	5,696,692	—
Health Care Equipment & Services	60,431,673	60,431,673	—	—
Insurance	12,257,652	12,257,652	—	—
Materials	25,813,355	25,813,355	—	—
Pharmaceuticals, Biotechnology & Life Sciences	53,331,760	53,331,760	—	—
Real Estate	15,607,052	15,607,052	—	—
Retailing	29,012,545	22,070,690	—	6,941,855
Semiconductors & Semiconductor Equipment	34,860,228	34,860,228	—	—
Software & Services	135,292,010	134,297,116	—	994,894
Technology Hardware & Equipment	6,813,201	6,813,201	—	—
Telecommunication Services	4,110,277	4,110,277	—	—
Transportation	22,603,069	22,603,069	—	—
Preferred Stocks	20,416,753	—	—	20,416,753
Short-Term Investments	5,623,989	5,623,989	—	—

Total	$620,951,104	$582,943,333	$9,654,269	$28,353,502

(1)	For the six-month period ended April 30, 2016, investments valued at $5,706,468 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$6,554,251	$26,038,256	$32,592,507
Purchases	—	—	—
Sales	—	(1,934,191)	(1,934,191)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	1,382,498	(3,687,312)	(2,304,814)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$7,936,749	$20,416,753	$28,353,502

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $(815,652).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

99

The Hartford Value Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 9.0%
157,327	Citigroup, Inc.	$7,281,094
89,906	JP Morgan Chase & Co.	5,682,059
31,333	M&T Bank Corp.	3,707,321
69,840	PNC Financial Services Group, Inc.	6,130,555

		22,801,029

	Capital Goods - 3.5%
41,483	Eaton Corp. plc	2,624,629
46,331	Generac Holdings, Inc.*	1,766,138
237,200	Sanwa Holdings Corp.	1,840,415
14,583	Sulzer AG	1,331,213
23,481	WESCO International, Inc.*	1,380,448

		8,942,843

	Consumer Durables & Apparel - 1.4%
11,454,000	Global Brands Group Holding Ltd.*	1,354,220
24,267	Ralph Lauren Corp.	2,261,927

		3,616,147

	Consumer Services - 2.9%
80,268	Las Vegas Sands Corp.	3,624,100
68,400	Melco Crown Entertainment Ltd. ADR	1,012,320
29,100	Norwegian Cruise Line Holdings Ltd.*	1,422,699
341,600	Sands China Ltd.	1,217,017

		7,276,136

	Diversified Financials - 3.5%
108,046	Markit, Ltd.*	3,769,725
98,860	Raymond James Financial, Inc.	5,157,526
73,500	Solar Cayman Ltd.*(1)(2)(3)	15,876

		8,943,127

	Energy - 14.6%
87,168	Anadarko Petroleum Corp.	4,598,984
139,100	Cabot Oil & Gas Corp.	3,254,940
112,363	Canadian Natural Resources Ltd.	3,373,137
235,833	Cobalt International Energy, Inc.*	761,741
27,903	Diamondback Energy, Inc.*	2,415,842
17,000	Energen Corp.	722,330
111,497	Halliburton Co.	4,605,941
33,665	Helmerich & Payne, Inc.	2,225,930
21,900	Hess Corp.	1,305,678
59,878	HollyFrontier Corp.	2,131,657
199,372	Marathon Oil Corp.	2,809,151
19,835	National Oilwell Varco, Inc.	714,853
17,510	Pioneer Natural Resources Co.	2,908,411
110,085	QEP Resources, Inc.	1,973,824
195,318	Southwestern Energy Co.*	2,623,121
260,900	Trican Well Service Ltd.*	363,892

		36,789,432

	Food, Beverage & Tobacco - 1.5%
62,929	British American Tobacco plc	3,836,913

	Health Care Equipment & Services - 2.3%
86,200	Envision Healthcare Holdings, Inc.*	1,950,706
15,700	McKesson Corp.	2,634,774
17,400	MEDNAX, Inc.*	1,240,446

		5,825,926

	Household & Personal Products - 0.7%
57,100	Coty, Inc. Class A	1,735,840

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Insurance - 12.3%
78,120	American International Group, Inc.	$4,360,658
97,728	Arthur J Gallagher & Co.	4,499,397
214,153	MetLife, Inc.	9,658,300
143,940	Principal Financial Group, Inc.	6,143,359
56,587	Torchmark Corp.	3,275,822
88,856	Unum Group	3,039,764

		30,977,300

	Materials - 7.1%
23,800	Bemis Co., Inc.	1,194,284
31,381	Cabot Corp.	1,531,079
59,447	Celanese Corp. Series A	4,202,903
135,580	Constellium N.V. Class A*	790,431
150,356	Huntsman Corp.	2,366,604
14,900	Monsanto Co.	1,395,832
87,041	Reliance Steel & Aluminum Co.	6,438,423

		17,919,556

	Media - 0.7%
121,452	Sky plc	1,669,483

	Pharmaceuticals, Biotechnology & Life Sciences - 12.3%
32,900	Alder Biopharmaceuticals, Inc.*	873,495
11,648	Allergan plc*	2,522,491
6,849	Biogen, Inc.*	1,883,406
73,021	Bristol-Myers Squibb Co.	5,270,656
45,700	Cepheid*	1,304,278
145,334	Merck & Co., Inc.	7,970,116
147,511	Mylan N.V.*	6,152,684
153,200	Novavax, Inc.*	802,768
42,997	TESARO, Inc.*	1,781,796
45,800	Teva Pharmaceutical Industries Ltd. ADR	2,493,810

		31,055,500

	Real Estate - 6.0%
53,067	American Tower Corp. REIT	5,565,667
12,200	Boston Properties, Inc. REIT	1,572,092
129,661	Columbia Property Trust, Inc. REIT	2,891,440
181,700	Host Hotels & Resorts, Inc. REIT	2,874,494
86,600	STORE Capital Corp. REIT	2,223,022

		15,126,715

	Retailing - 0.2%
571,800	Allstar Co.*(1)(2)(3)	611,826

	Semiconductors & Semiconductor Equipment - 2.2%
19,200	Lam Research Corp.	1,466,880
37,800	Silicon Motion Technology Corp. ADR	1,457,190
38,155	Synaptics, Inc.*	2,729,990

		5,654,060

	Software & Services - 1.6%
3,523	Alphabet, Inc. Class A*	2,493,861
52,100	Envestnet, Inc.*	1,634,898

		4,128,759

	Technology Hardware & Equipment - 5.5%
113,915	ARRIS International plc*	2,593,845
260,043	Cisco Systems, Inc.	7,148,582
2,297	Samsung Electronics Co., Ltd.	2,503,341
42,612	Western Digital Corp.	1,741,339

		13,987,107

The accompanying notes are an integral part of these financial statements.

100

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Telecommunication Services - 2.0%
52,263	T-Mobile US, Inc.*	$2,052,891
58,699	Verizon Communications, Inc.	2,990,127

		5,043,018

	Transportation - 4.5%
48,000	Avis Budget Group, Inc.*	1,204,800
154,984	CSX Corp.	4,226,414
50,188	Genesee & Wyoming, Inc. Class A*	3,267,741
15,900	Norfolk Southern Corp.	1,432,749
12,708	United Parcel Service, Inc. Class B	1,335,229

		11,466,933

	Utilities - 5.2%
134,791	Exelon Corp.	4,729,816
97,941	OGE Energy Corp.	2,898,074
92,809	PG&E Corp.	5,401,484

		13,029,374

	Total Common Stocks (cost $265,302,430)	$250,437,024

	Total Long-Term Investments (cost $265,302,430)	$250,437,024

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
1,030,157	Federated Prime Obligations Fund	$1,030,157

	Total Short-Term Investments (cost $1,030,157)	$1,030,157

Total Investments (cost $266,332,587)^	99.4%	$251,467,181
Other Assets and Liabilities	0.6%	1,437,058

Total Net Assets	100.0%	$252,904,239

The accompanying notes are an integral part of these financial statements.

101

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$15,952,537
Unrealized Depreciation	(30,817,943)

Net Unrealized Depreciation	$(14,865,406)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $627,702, which represents 0.2% of total net assets.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	571,800	Allstar Co.	$248,744
03/2007	73,500	Solar Cayman Ltd.	21,542

			$270,286

At April 30, 2016, the aggregate value of these securities was $627,702, which represents 0.2% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $627,702, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2016

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
GBP	Sell	06/15/16	WEST	$1,716,257	$1,763,844	$ (47,587)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
WEST	Westpac International

Currency Abbreviations:
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

102

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$22,801,029	$22,801,029	$—	$—
Capital Goods	8,942,843	5,771,215	3,171,628	—
Consumer Durables & Apparel	3,616,147	2,261,927	1,354,220	—
Consumer Services	7,276,136	6,059,119	1,217,017	—
Diversified Financials	8,943,127	8,927,251	—	15,876
Energy	36,789,432	36,789,432	—	—
Food, Beverage & Tobacco	3,836,913	—	3,836,913	—
Health Care Equipment & Services	5,825,926	5,825,926	—	—
Household & Personal Products	1,735,840	1,735,840	—	—
Insurance	30,977,300	30,977,300	—	—
Materials	17,919,556	17,919,556	—	—
Media	1,669,483	—	1,669,483	—
Pharmaceuticals, Biotechnology & Life Sciences	31,055,500	31,055,500	—	—
Real Estate	15,126,715	15,126,715	—	—
Retailing	611,826	—	—	611,826
Semiconductors & Semiconductor Equipment	5,654,060	5,654,060	—	—
Software & Services	4,128,759	4,128,759	—	—
Technology Hardware & Equipment	13,987,107	11,483,766	2,503,341	—
Telecommunication Services	5,043,018	5,043,018	—	—
Transportation	11,466,933	11,466,933	—	—
Utilities	13,029,374	13,029,374	—	—
Short-Term Investments	1,030,157	1,030,157	—	—

Total	$251,467,181	$237,086,877	$13,752,602	$627,702

Liabilities
Foreign Currency Contracts(2)	$(47,587)	$—	$(47,587)	$—

Total	$(47,587)	$—	$(47,587)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$336,789	$336,789
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	290,913	290,913
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$627,702	$627,702

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $290,913.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

103

Domestic Equity Funds

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$9,489,500,482	$1,778,600,640	$7,659,668,808
Cash collateral due from broker	—	1,768,500	—
Foreign currency	1,577,462	—	—
Unrealized appreciation on foreign currency contracts	307,944	—	—
Receivables:
Fund shares sold	4,073,523	31,816,208	8,670,470
Dividends and interest	15,970,172	1,787,999	11,376,980
Investment securities sold	185,049,843	3,413,767	40,154,488
Other assets	93,410	155,356	107,279

Total assets	9,696,572,836	1,817,542,470	7,719,978,025

Liabilities:
Unrealized depreciation on foreign currency contracts	2,919,367	—	—
Bank overdraft	—	—	—
Payables:
Investment securities purchased	146,142,678	3,811,677	29,924,360
Fund shares redeemed	50,471,405	1,848,629	8,187,268
Investment management fees	5,184,785	528,387	3,823,089
Variation margin on financial derivative instruments	—	261,331	—
Distribution fees	2,503,204	308,049	1,212,597
Accrued expenses	2,096,085	88,524	1,371,267

Total liabilities	209,317,524	6,846,597	44,518,581

Net assets	$9,487,255,312	$1,810,695,873	$7,675,459,444

Summary of Net Assets:
Capital stock and paid-in-capital	$9,426,450,502	$1,739,039,170	$5,905,108,394
Undistributed (distributions in excess of) net investment income	(1,975,288)	3,294,708	12,181,858
Accumulated net realized gain (loss)	(303,751,562)	17,237,995	63,021,128
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	366,531,660	51,124,000	1,695,148,064

Net assets	$9,487,255,312	$1,810,695,873	$7,675,459,444

Shares authorized	1,665,000,000	550,000,000	1,050,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$33.76	$23.46	$22.90

Maximum offering price per share	$35.72	$24.83	$24.23

Shares outstanding	147,815,821	27,620,186	160,260,178

Net Assets	$4,990,364,168	$648,045,806	$3,670,042,860

Class B: Net asset value per share	$26.81	$21.70	$22.46

Shares outstanding	3,839,388	47,932	1,389,029

Net Assets	$102,951,710	$1,040,087	$31,196,058

Class C: Net asset value per share	$27.30	$21.65	$22.24

Shares outstanding	57,774,178	9,328,384	20,305,105

Net Assets	$1,577,509,565	$201,981,577	$451,602,232

Class I: Net asset value per share	$33.86	$23.50	$22.80

Shares outstanding	42,843,746	21,337,145	74,800,794

Net Assets	$1,450,827,904	$501,401,230	$1,705,321,895

Class R3: Net asset value per share	$36.65	$23.81	$23.15

Shares outstanding	3,054,438	897,838	3,608,544

Net Assets	$111,930,778	$21,378,282	$83,548,588

The accompanying notes are an integral part of these financial statements.

104

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$3,584,120,913	$4,531,125,396	$1,544,456,492	$5,544,689,863	$428,859,755	$185,244,884	$864,155,618
—	—	—	—	—	—	—
256,259	23	5	—	8	—	—
—	—	—	—	—	—	—

5,426,033	8,726,262	3,536,112	27,183,215	1,164,924	84,745	1,046,722
6,698,888	2,881,140	1,496,294	766,527	259,050	147,387	194,444
18,693,039	36,848,124	163,178	23,125,154	3,588,127	6,587,975	3,883,371
93,406	179,803	112,559	150,385	78,208	54,156	79,521

3,615,288,538	4,579,760,748	1,549,764,640	5,595,915,144	433,950,072	192,119,147	869,359,676

—	—	—	—	—	—	—
—	—	—	—	—	—	501,228

—	20,597,936	1,043,490	22,660,140	3,075,217	6,190,471	1,081,311
4,409,911	9,460,264	3,328,163	7,463,729	491,308	164,785	3,530,017
1,828,997	2,661,102	1,079,636	3,249,420	262,127	115,187	521,262
—	—	—	—	—	—	—
769,727	764,305	444,570	1,006,901	89,465	20,981	97,092
565,261	664,098	206,565	606,470	68,502	29,729	144,510

7,573,896	34,147,705	6,102,424	34,986,660	3,986,619	6,521,153	5,875,420

$3,607,714,642	$4,545,613,043	$1,543,662,216	$5,560,928,484	$429,963,453	$185,597,994	$863,484,256

$2,973,131,913	$4,281,868,406	$1,430,716,506	$4,619,315,556	$383,421,359	$189,096,040	$867,122,165
3,155,466	(29,579,574)	(3,832,810)	(19,256,508)	(441,615)	884,221	(431,050)
12,883,626	(99,877,418)	(4,873,372)	28,405,710	24,549,028	(6,783,743)	(23,820,289)
618,543,637	393,201,629	121,651,892	932,463,726	22,434,681	2,401,476	20,613,430

$3,607,714,642	$4,545,613,043	$1,543,662,216	$5,560,928,484	$429,963,453	$185,597,994	$863,484,256

650,000,000	23,800,000,000	500,000,000	810,000,000	500,000,000	1,000,000,000	27,050,000,000

$0.0010	$0.0001	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001

$17.53	$36.13	$31.59	$23.74	$13.64	$11.27	$42.37

$18.55	$38.23	$33.43	$25.12	$14.43	$11.93	$44.84

99,874,909	49,515,514	26,804,923	86,651,783	18,107,000	4,286,301	4,810,396

$1,750,655,598	$1,789,150,996	$846,637,894	$2,056,968,646	$246,922,037	$48,319,429	$203,820,329

$17.54	$24.77	$26.87	$17.50	$11.69	$10.50	$33.47

597,717	351,229	139,941	1,159,410	84,072	118,472	26,165

$10,486,654	$8,698,458	$3,760,655	$20,293,398	$982,672	$1,243,918	$875,772

$17.44	$25.07	$26.97	$18.10	$11.64	$10.35	$33.19

26,222,289	17,370,144	10,553,144	34,333,715	3,262,505	1,111,349	1,252,949

$457,393,324	$435,435,229	$284,596,900	$621,359,492	$37,984,766	$11,505,377	$41,589,122

$17.45	$37.38	$32.75	$24.25	$13.73	$11.27	$43.49

46,027,865	49,643,240	8,080,923	40,687,447	2,169,047	185,495	3,152,200

$803,112,945	$1,855,764,228	$264,669,696	$986,589,565	$29,776,422	$2,091,112	$137,088,269

$17.55	$36.49	$32.56	$26.35	$14.33	$11.58	$42.30

3,094,035	1,300,119	1,664,583	2,748,121	821,114	76,893	354,031

$54,291,679	$47,436,674	$54,196,066	$72,416,642	$11,764,583	$890,627	$14,976,953

The accompanying notes are an integral part of these financial statements.

105

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R4: Net asset value per share	$37.57	$24.13	$23.29

Shares outstanding	4,393,836	3,606,110	6,067,593

Net Assets	$165,097,576	$87,002,149	$141,303,504

Class R5: Net asset value per share	$38.26	$23.66	$23.36

Shares outstanding	1,256,678	3,118,596	9,798,398

Net Assets	$48,085,586	$73,784,508	$228,891,366

Class R6: Net asset value per share	$38.45	$23.74	$23.37

Shares outstanding	1,475,158	111,594	109,578

Net Assets	$56,722,064	$2,649,038	$2,560,718

Class Y: Net asset value per share	$38.45	$23.74	$23.37

Shares outstanding	25,588,669	11,515,339	58,232,087

Net Assets	$983,765,961	$273,413,196	$1,360,992,223

Cost of investments	$9,120,111,232	$1,727,167,781	$5,964,520,744
Cost of foreign currency	$1,577,462	$—	$—

The accompanying notes are an integral part of these financial statements.

106

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund
$17.57	$37.90	$33.76	$27.10	$14.49	$11.63	$43.64

4,197,274	1,878,511	1,251,466	5,920,720	861,862	26,306	1,535,990

$73,746,170	$71,198,518	$42,245,581	$160,446,469	$12,492,123	$305,866	$67,029,556

$17.64	$39.08	$34.86	$27.59	$14.63	$11.64	$45.11

3,821,922	3,323,024	135,154	6,465,651	548,812	3,715	2,414,132

$67,434,777	$129,877,577	$4,711,923	$178,413,935	$8,031,809	$43,234	$108,904,337

$17.68	$39.47	$—	$27.79	$—	$—	$45.49

803,232	22,900	—	351,917	—	—	87,465

$14,201,072	$903,816	$—	$9,779,234	$—	$—	$3,978,602

$17.68	$39.49	$35.16	$27.78	$14.67	$11.67	$45.55

21,288,315	5,246,060	1,218,605	52,367,243	5,590,909	10,388,190	6,262,345

$376,392,423	$207,147,547	$42,843,501	$1,454,661,103	$82,009,041	$121,198,431	$285,221,316

$2,965,562,489	$4,137,948,024	$1,422,829,641	$4,612,226,137	$406,429,676	$182,843,408	$843,542,188
$256,218	$22	$5	$—	$8	$—	$—

The accompanying notes are an integral part of these financial statements.

107

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$620,951,104	$251,467,181
Foreign currency	5	—
Receivables:
Fund shares sold	955,408	131,796
Dividends and interest	2,635	493,021
Investment securities sold	4,663,420	2,705,526
Other assets	129,619	63,176

Total assets	626,702,191	254,860,700

Liabilities:
Unrealized depreciation on foreign currency contracts	—	47,587
Bank overdraft	190,428	—
Payables:
Investment securities purchased	2,656,222	1,382,030
Fund shares redeemed	1,653,687	262,186
Investment management fees	427,543	143,652
Distribution fees	102,175	63,198
Accrued expenses	170,828	57,808

Total liabilities	5,200,883	1,956,461

Net assets	$621,501,308	$252,904,239

Summary of Net Assets:
Capital stock and paid-in-capital	$712,532,669	$269,143,286
Undistributed (distributions in excess of) net investment income	(7,494,374)	1,390,641
Accumulated net realized gain (loss)	(82,006,774)	(2,713,909)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(1,530,213)	(14,915,779)

Net assets	$621,501,308	$252,904,239

Shares authorized	550,000,000	27,000,000,000

Par value	$0.0010	$0.0001

Class A: Net asset value per share	$15.17	$17.17

Maximum offering price per share	$16.05	$18.17

Shares outstanding	18,308,790	11,341,906

Net Assets	$277,730,055	$194,785,865

Class B: Net asset value per share	$11.24	$15.10

Shares outstanding	133,259	71,779

Net Assets	$1,497,600	$1,083,966

Class C: Net asset value per share	$11.22	$14.91

Shares outstanding	2,559,719	1,610,247

Net Assets	$28,713,576	$24,014,084

Class I: Net asset value per share	$15.81	$16.96

Shares outstanding	2,577,901	893,937

Net Assets	$40,749,641	$15,159,784

Class R3: Net asset value per share	$16.44	$17.38

Shares outstanding	1,900,845	165,062

Net Assets	$31,251,364	$2,869,460

Class R4: Net asset value per share	$17.22	$17.55

Shares outstanding	1,976,504	594,760

Net Assets	$34,044,342	$10,439,639

The accompanying notes are an integral part of these financial statements.

108

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Class R5: Net asset value per share	$17.95	$17.67

Shares outstanding	1,455,133	136,820

Net Assets	$26,118,697	$2,418,017

Class R6: Net asset value per share	$18.25	$—

Shares outstanding	583,477	—

Net Assets	$10,645,950	$—

Class Y: Net asset value per share	$18.25	$17.72

Shares outstanding	9,358,360	120,386

Net Assets	$170,750,083	$2,133,424

Cost of investments	$622,481,315	$266,332,587
Cost of foreign currency	$5	$—

The accompanying notes are an integral part of these financial statements.

109

Domestic Equity Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$71,851,695	$8,223,872	$100,494,043
Interest	259,614	128,514	367,473
Less: Foreign tax withheld	(784,130)	—	(499,002)

Total investment income, net	71,327,179	8,352,386	100,362,514

Expenses:
Investment management fees	31,802,207	2,212,655	22,553,484
Administrative services fees
Class R3	113,326	13,096	80,679
Class R4	122,468	36,287	103,297
Class R5	24,284	20,182	109,720
Transfer agent fees
Class A	3,799,954	233,925	2,279,501
Class B	203,494	3,900	72,837
Class C	1,006,736	60,236	261,362
Class I	689,800	119,189	1,478,430
Class R3	5,531	474	2,864
Class R4	1,625	336	1,035
Class R5	418	165	477
Class R6	7	49	7
Class Y	8,526	1,096	10,039
Distribution fees
Class A	6,253,690	525,019	4,438,654
Class B	639,411	6,349	186,897
Class C	8,078,629	639,538	2,213,698
Class R3	283,315	32,739	201,697
Class R4	204,114	60,478	172,162
Custodian fees	71,275	1,943	20,073
Registration and filing fees	116,032	96,388	115,442
Accounting services fees	771,543	90,904	494,535
Board of Directors’ fees	123,437	7,519	89,927
Audit fees	26,478	7,623	19,472
Other expenses	1,998,546	196,133	1,530,404

Total expenses (before waivers and fees paid indirectly)	56,344,846	4,366,223	36,436,693
Expense waivers	(4,187)	(27,334)	—
Transfer agent fee waivers	(11,670)	(1,995)	(16,768)
Commission recapture	(89,614)	(6,370)	(31,118)

Total waivers and fees paid indirectly	(105,471)	(35,699)	(47,886)

Total expenses, net	56,239,375	4,330,524	36,388,807

Net Investment Income (Loss)	15,087,804	4,021,862	63,973,707

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(237,943,419)	15,030,318	93,056,583
Less: Foreign taxes paid on realized capital gains	76,904	—	—
Net realized gain (loss) on futures contracts	—	2,678,086	—
Net realized gain (loss) on written options contracts	1,232,888	—	—
Net realized gain (loss) on foreign currency contracts	767,836	—	—
Net realized gain (loss) on other foreign currency transactions	(505,648)	—	8,011

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(236,371,439)	17,708,404	93,064,594

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(109,370,944)	7,406,882	(95,904,052)
Net unrealized appreciation (depreciation) of futures contracts	—	(307,564)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(4,666,973)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	293,806	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(113,744,111)	7,099,318	(95,904,052)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(350,115,550)	24,807,722	(2,839,458)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(335,027,746)	$28,829,584	$61,134,249

The accompanying notes are an integral part of these financial statements.

110

Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$55,659,790	$16,306,162	$7,936,243	$24,179,895	$3,154,007	$2,045,374	$4,436,817
103,582	40,019	64,849	40,467	13,606	3,604	10,758
(913,738)	(84,637)	(79,187)	(185,442)	(27,831)	(2,240)	—

54,849,634	16,261,544	7,921,905	24,034,920	3,139,782	2,046,738	4,447,575

10,734,537	17,135,185	6,642,546	18,040,591	1,586,491	569,038	3,295,924

52,257	44,772	56,762	70,115	10,480	857	15,171
52,781	48,117	34,556	101,718	9,555	289	50,758
34,652	60,586	2,580	78,039	3,758	42	53,256

982,547	1,145,954	691,626	1,454,815	230,442	56,873	249,339
17,076	21,436	8,603	33,382	3,607	3,044	3,883
213,633	244,522	210,712	372,839	33,649	12,360	35,200
420,751	1,737,304	173,948	747,723	19,432	1,452	191,000
1,511	1,899	1,053	3,140	594	159	1,500
887	684	336	2,220	266	44	1,316
666	267	205	909	221	15	764
108	21	—	41	—	—	22
2,368	1,900	82	9,385	889	470	2,310

2,102,334	2,203,072	1,095,096	2,435,852	284,812	59,078	270,042
14,690	58,440	24,837	107,188	5,768	7,252	5,886
2,197,401	2,065,859	1,474,006	2,972,194	189,279	58,815	218,871
130,644	111,930	141,905	175,288	26,201	2,142	37,928
87,969	80,195	57,594	169,530	15,925	482	84,596
12,263	14,426	7,176	12,679	3,430	1,090	3,798
95,861	204,679	110,797	129,050	56,362	56,059	79,736
206,951	290,634	109,718	299,374	29,618	10,622	73,786
41,731	59,594	19,646	58,873	5,651	1,446	12,504
12,982	16,503	13,124	13,701	9,686	7,767	10,366
718,992	953,413	317,400	996,117	104,816	34,878	189,629

18,135,592	26,501,392	11,194,308	28,284,763	2,630,932	884,274	4,887,585
—	(202)	—	—	(138)	(24,614)	—
—	(3,904)	(1,152)	(1,225)	(1,876)	(869)	(2,117)
(13,703)	(32,822)	(22,311)	(43,986)	(3,647)	—	(6,843)

(13,703)	(36,928)	(23,463)	(45,211)	(5,661)	(25,483)	(8,960)

18,121,889	26,464,464	11,170,845	28,239,552	2,625,271	858,791	4,878,625

36,727,745	(10,202,920)	(3,248,940)	(4,204,632)	514,511	1,187,947	(431,050)

21,270,638	(100,734,231)	23,103,454	35,807,389	26,435,169	(3,052,754)	(20,334,748)
—	—	—	—	—	—	—
—	—	—	—	—	34,578	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(121,781)	(162,825)	(10,009)	2,481	(13,282)	(20)	—

21,148,857	(100,897,056)	23,093,445	35,809,870	26,421,887	(3,018,196)	(20,334,748)

34,732,882	(84,314,298)	(126,121,990)	(135,995,542)	(38,683,252)	1,463,117	(31,966,342)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
62,799	53,362	32,970	—	9,688	—	—

34,795,681	(84,260,936)	(126,089,020)	(135,995,542)	(38,673,564)	1,463,117	(31,966,342)

55,944,538	(185,157,992)	(102,995,575)	(100,185,672)	(12,251,677)	(1,555,079)	(52,301,090)

$92,672,283	$(195,360,912)	$(106,244,515)	$(104,390,304)	$(11,737,166)	$(367,132)	$(52,732,140)

The accompanying notes are an integral part of these financial statements.

111

Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$2,058,290	$3,138,901
Interest	36,712	875
Less: Foreign tax withheld	(32)	(59,176)

Total investment income, net	2,094,970	3,080,600

Expenses:
Investment management fees	2,770,367	870,798
Administrative services fees
Class R3	31,906	2,955
Class R4	27,682	7,910
Class R5	13,933	1,187
Transfer agent fees
Class A	437,437	185,067
Class B	6,475	5,108
Class C	37,332	19,297
Class I	102,698	10,681
Class R3	1,289	500
Class R4	699	272
Class R5	896	112
Class R6	10	—
Class Y	1,813	12
Distribution fees
Class A	364,452	236,185
Class B	9,872	7,330
Class C	153,223	119,562
Class R3	79,766	7,387
Class R4	46,136	13,183
Custodian fees	5,983	3,848
Registration and filing fees	68,040	53,193
Accounting services fees	48,233	17,416
Board of Directors’ fees	10,245	3,462
Audit fees	9,079	9,355
Other expenses	176,900	59,913

Total expenses (before waivers and fees paid indirectly)	4,404,466	1,634,733
Expense waivers	(51,020)	—
Transfer agent fee waivers	(14,691)	(2,909)
Commission recapture	(22,585)	(1,368)

Total waivers and fees paid indirectly	(88,296)	(4,277)

Total expenses, net	4,316,170	1,630,456

Net Investment Income (Loss)	(2,221,200)	1,450,144

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(73,561,885)	(2,665,966)
Net realized gain (loss) on foreign currency contracts	—	302,093
Net realized gain (loss) on other foreign currency transactions	(2,450)	(1,087)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(73,564,335)	(2,364,960)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	6,864,524	(24,384)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(48,872)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	114	5,085

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	6,864,638	(68,171)

Net Gain (Loss) on Investments and Foreign Currency Transactions:	(66,699,697)	(2,433,131)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(68,920,897)	$(982,987)

The accompanying notes are an integral part of these financial statements.

112

[This page is intentionally left blank]

113

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$15,087,804	$33,466,689
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(236,371,439)	842,200,425
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(113,744,111)	(410,182,741)

Net Increase (Decrease) in Net Assets Resulting from Operations	(335,027,746)	465,484,373

Distributions to Shareholders:
From net investment income
Class A	(18,675,830)	(19,536,679)
Class B	—	—
Class C	—	(701)
Class I	(10,761,362)	(12,661,018)
Class R3	—	—
Class R4	(463,066)	(519,713)
Class R5	(294,849)	(315,577)
Class R6	(63)	(67)
Class Y	(7,115,563)	(8,488,733)

Total from net investment income	(37,310,733)	(41,522,488)

From net realized gain on investments
Class A	(438,417,793)	(1,455,382,995)
Class B	(15,070,351)	(75,893,189)
Class C	(173,932,156)	(574,029,617)
Class I	(136,773,879)	(529,434,316)
Class R3	(9,354,336)	(32,300,323)
Class R4	(12,873,643)	(44,038,113)
Class R5	(3,831,005)	(12,968,848)
Class R6	(750)	(2,313)
Class Y	(80,511,075)	(295,123,770)

Total from net realized gain on investments	(870,764,988)	(3,019,173,484)

Total distributions	(908,075,721)	(3,060,695,972)

Capital Share Transactions:
Sold	425,306,180	910,437,998
Issued on reinvestment of distributions	816,781,519	2,695,759,974
Redeemed	(1,270,288,426)	(2,170,661,353)

Net increase (decrease) from capital share transactions	(28,200,727)	1,435,536,619

Net Increase (Decrease) in Net Assets	(1,271,304,194)	(1,159,674,980)

Net Assets:
Beginning of period	10,758,559,506	11,918,234,486

End of period	$9,487,255,312	$10,758,559,506

Undistributed (distributions in excess of) net investment income	$(1,975,288)	$20,247,641

The accompanying notes are an integral part of these financial statements.

114

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Core Equity Fund		The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$4,021,862	$1,323,085	$63,973,707	$118,353,786	$36,727,745	$69,365,288	$(10,202,920)	$(15,970,929)
17,708,404	11,841,447	93,064,594	653,593,373	21,148,857	260,304,417	(100,897,056)	437,394,256
7,099,318	12,402,050	(95,904,052)	(568,860,972)	34,795,681	(224,484,377)	(84,260,936)	55,051,879

28,829,584	25,566,582	61,134,249	203,086,187	92,672,283	105,185,328	(195,360,912)	476,475,206

(465,223)	—	(29,714,023)	(53,330,205)	(17,894,288)	(34,841,148)	—	—
—	—	(136,141)	(248,204)	(112,594)	(292,697)	—	—
—	—	(2,142,169)	(3,428,739)	(3,012,729)	(5,503,496)	(880)	—
(589,851)	—	(15,666,032)	(29,053,061)	(9,371,674)	(18,972,046)	(3,669,652)	—
(15,841)	—	(531,971)	(947,993)	(460,924)	(922,073)	—	—
(59,578)	—	(1,089,470)	(2,087,025)	(730,231)	(1,415,614)	—	—
(96,862)	(10,900)	(2,119,016)	(3,821,230)	(812,417)	(1,856,668)	(207,916)	—
(3,976)	—	(92)	(176)	(164,980)	(81,867)	(1,839)	—
(816,186)	(79,362)	(13,171,648)	(23,161,988)	(4,584,533)	(5,447,517)	(916,456)	—

(2,047,517)	(90,262)	(64,570,562)	(116,078,621)	(37,144,370)	(69,333,126)	(4,796,743)	—

(5,468,834)	(1,708,044)	(300,651,553)	(319,566,759)	(130,263,232)	(52,367,058)	(154,533,338)	(263,434,988)
(30,265)	(25,536)	(3,520,351)	(6,141,424)	(973,250)	(571,688)	(1,648,838)	(4,960,981)
(1,792,561)	(305,170)	(38,621,958)	(40,699,300)	(34,385,190)	(12,820,307)	(48,076,974)	(57,331,100)
(3,041,432)	—	(139,270,997)	(159,438,841)	(60,953,369)	(25,565,543)	(196,267,084)	(295,776,038)
(146,771)	(6,892)	(6,738,972)	(7,630,510)	(4,055,582)	(1,610,943)	(3,695,112)	(5,335,475)
(457,276)	(20,981)	(11,790,425)	(12,877,938)	(5,435,111)	(2,086,941)	(5,130,996)	(9,014,113)
(502,307)	(4,732)	(18,209,561)	(18,791,192)	(5,497,821)	(2,537,076)	(9,535,593)	(17,052,786)
(19,284)	—	(809)	(825)	(1,013,726)	(270)	(55,369)	(1,642)
(532,867)	(33,979)	(113,864,477)	(110,478,069)	(17,993,623)	(6,421,509)	(15,044,008)	(11,356,544)

(11,991,597)	(2,105,334)	(632,669,103)	(675,624,858)	(260,570,904)	(103,981,335)	(433,987,312)	(664,263,667)

(14,039,114)	(2,195,596)	(697,239,665)	(791,703,479)	(297,715,274)	(173,314,461)	(438,784,055)	(664,263,667)

1,393,441,150	440,772,925	556,901,988	870,834,458	475,674,399	681,865,994	1,035,370,992	1,938,431,721
12,844,473	2,146,390	677,752,470	767,325,413	284,191,929	164,422,808	394,547,260	586,608,437
(162,420,435)	(66,483,921)	(663,965,224)	(1,332,979,134)	(482,222,838)	(1,041,591,242)	(1,371,492,759)	(973,687,863)

1,243,865,188	376,435,394	570,689,234	305,180,737	277,643,490	(195,302,440)	58,425,493	1,551,352,295

1,258,655,658	399,806,380	(65,416,182)	(283,436,555)	72,600,499	(263,431,573)	(575,719,474)	1,363,563,834

552,040,215	152,233,835	7,740,875,626	8,024,312,181	3,535,114,143	3,798,545,716	5,121,332,517	3,757,768,683

$1,810,695,873	$552,040,215	$7,675,459,444	$7,740,875,626	$3,607,714,642	$3,535,114,143	$4,545,613,043	$5,121,332,517

$3,294,708	$1,320,363	$12,181,858	$12,778,713	$3,155,466	$3,572,091	$(29,579,574)	$(14,579,911)

The accompanying notes are an integral part of these financial statements.

115

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(3,248,940)	$(7,775,084)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	23,093,445	210,630,339
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(126,089,020)	(81,018,374)

Net Increase (Decrease) in Net Assets Resulting from Operations	(106,244,515)	121,836,881

Distributions to Shareholders:
From net investment income
Class A	(14,774,170)	—
Class B	(25,242)	—
Class C	(4,082,717)	—
Class I	(5,005,081)	—
Class R3	(769,269)	—
Class R4	(750,074)	—
Class R5	(91,495)	—
Class Y	(201,575)	—

Total from net investment income	(25,699,623)	—

From net realized gain on investments
Class A	(107,831,184)	(41,859,286)
Class B	(805,010)	(851,671)
Class C	(42,275,065)	(14,037,691)
Class I	(31,312,364)	(9,319,309)
Class R3	(6,983,832)	(2,814,540)
Class R4	(5,716,159)	(2,016,864)
Class R5	(587,165)	(166,891)
Class R6	—	—
Class Y	(1,204,669)	(387,225)

Total from net realized gain on investments	(196,715,448)	(71,453,477)

Total distributions	(222,415,071)	(71,453,477)

Capital Share Transactions:
Sold	344,767,068	820,134,006
Issued on reinvestment of distributions	212,237,633	67,149,489
Redeemed	(307,104,882)	(318,005,108)

Net increase (decrease) from capital share transactions	249,899,819	569,278,387

Net Increase (Decrease) in Net Assets	(78,759,767)	619,661,791

Net Assets:
Beginning of period	1,622,421,983	1,002,760,192

End of period	$1,543,662,216	$1,622,421,983

Undistributed (distributions in excess of) net investment income	$(3,832,810)	$25,115,753

The accompanying notes are an integral part of these financial statements.

116

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Small Cap Core Fund		The Hartford Small Cap Growth Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$(4,204,632)	$(14,960,518)	$514,511	$1,025,454	$1,187,947	$514,829	$(431,050)	$(2,273,174)
35,809,870	366,391,796	26,421,887	36,894,829	(3,018,196)	5,912,698	(20,334,748)	81,852,155
(135,995,542)	(27,752,044)	(38,673,564)	(26,170,534)	1,463,117	(7,492,668)	(31,966,342)	(48,111,132)

(104,390,304)	323,679,234	(11,737,166)	11,749,749	(367,132)	(1,065,141)	(52,732,140)	31,467,849

—	—	(275,042)	(341,861)	(70,735)	(357,551)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(127,915)	(187,954)	(11,508)	—	—	—
—	—	(59)	—	—	(3,127)	—	—
—	—	(22,762)	(23,807)	(746)	(4,294)	—	—
—	—	(32,762)	(27,078)	(332)	(2,126)	—	—
—	—	(412,075)	(899,001)	(629,357)	(8,040)	—	—

—	—	(870,615)	(1,479,701)	(712,678)	(375,138)	—	—

(151,263,156)	(184,194,907)	(17,289,555)	(25,023,718)	(2,941,872)	(4,979,568)	(19,572,928)	(10,378,573)
(2,305,048)	(3,556,326)	(115,604)	(263,547)	(103,364)	(295,991)	(143,327)	(136,204)
(59,112,629)	(65,661,987)	(3,418,231)	(5,248,502)	(800,241)	(1,353,083)	(4,915,440)	(2,398,611)
(52,220,276)	(54,161,721)	(2,257,530)	(4,062,792)	(146,403)	—	(16,064,845)	(5,567,529)
(5,048,697)	(5,156,865)	(739,864)	(1,112,176)	(47,729)	(57,213)	(1,308,316)	(438,934)
(9,199,730)	(8,609,977)	(968,135)	(997,104)	(33,653)	(47,142)	(5,735,270)	(2,115,375)
(10,739,665)	(9,910,109)	(552,522)	(545,519)	(12,234)	(18,490)	(8,824,996)	(2,053,035)
(457,136)	(858)	—	—	—	—	(1,036)	(409)
(76,830,945)	(93,055,770)	(10,454,900)	(17,186,601)	(80,943)	(66,839)	(23,851,464)	(9,827,589)

(367,177,282)	(424,308,520)	(35,796,341)	(54,439,959)	(4,166,439)	(6,818,326)	(80,417,622)	(32,916,259)

(367,177,282)	(424,308,520)	(36,666,956)	(55,919,660)	(4,879,117)	(7,193,464)	(80,417,622)	(32,916,259)

1,191,072,511	1,200,228,321	71,716,250	88,470,823	130,866,625	14,331,069	114,142,251	570,802,700
354,262,272	408,459,678	35,755,113	53,690,386	4,755,718	6,960,461	75,835,228	30,936,318
(495,592,596)	(880,393,835)	(119,779,797)	(100,385,918)	(16,120,637)	(14,688,536)	(217,673,253)	(285,998,389)

1,049,742,187	728,294,164	(12,308,434)	41,775,291	119,501,706	6,602,994	(27,695,774)	315,740,629

578,174,601	627,664,878	(60,712,556)	(2,394,620)	114,255,457	(1,655,611)	(160,845,536)	314,292,219

4,982,753,883	4,355,089,005	490,676,009	493,070,629	71,342,537	72,998,148	1,024,329,792	710,037,573

$5,560,928,484	$4,982,753,883	$429,963,453	$490,676,009	$185,597,994	$71,342,537	$863,484,256	$1,024,329,792

$(19,256,508)	$(15,051,876)	$(441,615)	$(85,511)	$884,221	$408,952	$(431,050)	$—

The accompanying notes are an integral part of these financial statements.

117

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Small Company Fund		The Hartford Value Opportunities Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(2,221,200)	$(5,699,234)	$1,450,144	$3,303,167
Net realized gain (loss) on investments and foreign currency transactions	(73,564,335)	95,492,235	(2,364,960)	25,237,375
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	6,864,638	(146,075,875)	(68,171)	(31,990,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	(68,920,897)	(56,282,874)	(982,987)	(3,450,189)

Distributions to Shareholders:
From net investment income
Class A	—	—	(2,456,428)	(1,586,036)
Class B	—	—	(1,491)	—
Class C	—	—	(175,129)	(73,184)
Class I	—	—	(303,751)	(411,176)
Class R3	—	—	(28,706)	(17,676)
Class R4	—	—	(135,738)	(93,078)
Class R5	—	—	(38,022)	(22,409)
Class Y	—	—	(26,215)	(18,003)

Total from net investment income	—	—	(3,165,480)	(2,221,562)

From net realized gain on investments
Class A	(42,671,700)	(58,246,001)	(13,581,630)	(16,110,192)
Class B	(411,283)	(924,635)	(135,988)	(287,477)
Class C	(5,940,781)	(7,686,853)	(1,994,652)	(2,411,601)
Class I	(8,856,960)	(9,826,479)	(1,450,185)	(2,996,924)
Class R3	(4,392,173)	(9,236,016)	(234,307)	(296,248)
Class R4	(4,976,118)	(9,918,855)	(770,995)	(882,937)
Class R5	(3,452,139)	(1,227,471)	(162,116)	(178,838)
Class R6	(1,073)	(1,449)	—	—
Class Y	(30,836,502)	(48,355,024)	(104,674)	(125,553)

Total from net realized gain on investments	(101,538,729)	(145,422,783)	(18,434,547)	(23,289,770)

Total distributions	(101,538,729)	(145,422,783)	(21,600,027)	(25,511,332)

Capital Share Transactions:
Sold	79,897,258	221,264,300	13,032,284	32,902,523
Issued on reinvestment of distributions	100,404,598	144,047,379	20,417,747	24,146,676
Redeemed	(210,847,509)	(271,656,378)	(40,847,055)	(85,435,881)

Net increase (decrease) from capital share transactions	(30,545,653)	93,655,301	(7,397,024)	(28,386,682)

Net Increase (Decrease) in Net Assets	(201,005,279)	(108,050,356)	(29,980,038)	(57,348,203)

Net Assets:
Beginning of period	822,506,587	930,556,943	282,884,277	340,232,480

End of period	$621,501,308	$822,506,587	$252,904,239	$282,884,277

Undistributed (distributions in excess of) net investment income	$(7,494,374)	$(5,273,174)	$1,390,641	$3,105,977

The accompanying notes are an integral part of these financial statements.

118

Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$38.15	$0.06	$(1.23)	$(1.17)	$(0.12)	$(3.10)	$(3.22)	$33.76	(3.06	)%(4)	$4,990,364	1.11	%(5)(6)	1.11	%(5)(6)(7)	0.35	%(5)	48%
B	31.00	(0.07)	(1.02)	(1.09)	—	(3.10)	(3.10)	26.81	(3.48	)(4)	102,952	2.03	(5)(6)	2.01	(5)(6)	(0.55	)(5)	48
C	31.48	(0.05)	(1.03)	(1.08)	—	(3.10)	(3.10)	27.30	(3.39	)(4)	1,577,510	1.83	(5)(6)	1.83	(5)(6)	(0.37	)(5)	48
I	38.31	0.11	(1.23)	(1.12)	(0.23)	(3.10)	(3.33)	33.86	(2.89	)(4)	1,450,828	0.80	(5)(6)	0.80	(5)(6)(7)	0.67	(5)	48
R3	41.06	0.01	(1.32)	(1.31)	—	(3.10)	(3.10)	36.65	(3.19	)(4)	111,931	1.42	(5)(6)	1.41	(5)(6)(7)	0.05	(5)	48
R4	42.07	0.07	(1.37)	(1.30)	(0.10)	(3.10)	(3.20)	37.57	(3.04	)(4)	165,098	1.11	(5)(6)	1.11	(5)(6)(7)	0.36	(5)	48
R5	42.84	0.12	(1.38)	(1.26)	(0.22)	(3.10)	(3.32)	38.26	(2.89	)(4)	48,086	0.81	(5)(6)	0.81	(5)(6)(7)	0.66	(5)	48
R6	43.03	0.18	(1.42)	(1.24)	(0.24)	(3.10)	(3.34)	38.45	(2.86	)(4)	56,722	0.71	(5)(6)	0.71	(5)(6)(7)	0.99	(5)	48
Y	43.05	0.14	(1.38)	(1.24)	(0.26)	(3.10)	(3.36)	38.45	(2.85	)(4)	983,766	0.71	(5)(6)	0.71	(5)(6)	0.75	(5)	48

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%		$5,453,502	1.09%		1.09%		0.34%		79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30		158,610	1.97		1.97		(0.53)		79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47		1,799,846	1.81		1.81		(0.38)		79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53		1,736,395	0.78		0.78		0.66		79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87		124,072	1.40		1.40		0.03		79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18		179,454	1.10		1.10		0.33		79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49		53,292	0.80		0.80		0.63		79
R6(8)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16	(4)	10	0.76	(5)	0.75	(5)	0.70	(5)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60		1,253,378	0.70		0.70		0.73		79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%		$5,789,682	1.10%		1.10%		0.46%		111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55		270,227	1.95		1.95		(0.39)		111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69		1,992,142	1.81		1.81		(0.26)		111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87		2,194,464	0.76		0.76		0.79		111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16		136,576	1.40		1.40		0.16		111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50		191,319	1.10		1.10		0.46		111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82		59,285	0.80		0.80		0.72		111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94		1,284,539	0.70		0.70		0.88		111

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%		$5,796,609	1.14%		1.14%		0.46%		91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35		381,022	1.99		1.99		(0.37)		91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55		1,940,617	1.85		1.85		(0.25)		91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02		2,019,281	0.84		0.84		0.82		91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20		134,084	1.41		1.40		0.21		91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63		184,618	1.10		1.10		0.51		91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04		142,768	0.80		0.80		0.84		91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17		1,348,160	0.70		0.70		0.91		91

For the Year Ended October 31, 2012(9)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$(0.53)	$32.65	8.84%		$4,859,760	1.16%		1.16%		0.63%		74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	(0.25)	28.60	7.93		391,388	2.01		2.00		(0.23)		74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	(0.29)	28.80	8.11		1,642,578	1.87		1.87		(0.09)		74
I	30.61	0.36	2.37	2.73	(0.62)	—	(0.62)	32.72	9.19		3,024,465	0.86		0.86		0.93		74
R3	32.17	0.10	2.61	2.71	(0.47)	—	(0.47)	34.41	8.59		122,235	1.41		1.40		0.39		74
R4	32.68	0.28	2.57	2.85	(0.55)	—	(0.55)	34.98	8.92		168,689	1.11		1.10		0.68		74
R5	33.09	0.40	2.58	2.98	(0.67)	—	(0.67)	35.40	9.25		185,705	0.80		0.80		1.00		74
Y	33.26	0.55	2.47	3.02	(0.70)	—	(0.70)	35.58	9.36		1,304,963	0.70		0.70		1.09		74

The accompanying notes are an integral part of these financial statements.

119

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Capital Appreciation Fund (continued)
For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$—	$—	$—	$30.55	(5.71)%		$5,859,434	1.12%		1.12%		0.55%		75%
B	28.62	(0.08)	(1.78)	(1.86)	—	—	—	26.76	(6.50)		559,856	1.95		1.95		(0.28)		75
C	28.79	(0.05)	(1.80)	(1.85)	—	—	—	26.94	(6.43)		2,096,461	1.84		1.84		(0.16)		75
I	32.39	0.27	(2.05)	(1.78)	—	—	—	30.61	(5.50)		3,254,198	0.87		0.87		0.81		75
R3	34.22	0.10	(2.15)	(2.05)	—	—	—	32.17	(5.99)		137,767	1.41		1.40		0.30		75
R4	34.66	0.21	(2.19)	(1.98)	—	—	—	32.68	(5.71)		224,653	1.10		1.10		0.59		75
R5	34.99	0.32	(2.22)	(1.90)	—	—	—	33.09	(5.43)		204,417	0.80		0.80		0.89		75
Y	35.13	0.36	(2.23)	(1.87)	—	—	—	33.26	(5.32)		1,460,367	0.70		0.70		0.98		75

Hartford Core Equity Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$24.05	$0.08	$(0.21)	$(0.13)	$(0.03)	$(0.43)	$(0.46)	$23.46	(0.53	)%(4)	$648,046	0.80	%(5)(6)	0.80	%(5)(6)(10)	0.66	%(5)	12%
B	22.33	(0.01)	(0.19)	(0.20)	—	(0.43)	(0.43)	21.70	(0.90	)(4)	1,040	2.06	(5)(6)	1.55	(5)(6)(10)	(0.10	)(5)	12
C	22.27	(0.01)	(0.18)	(0.19)	—	(0.43)	(0.43)	21.65	(0.85	)(4)	201,982	1.53	(5)(6)	1.53	(5)(6)(10)	(0.08	)(5)	12
I	24.09	0.11	(0.20)	(0.09)	(0.07)	(0.43)	(0.50)	23.50	(0.36	)(4)	501,401	0.52	(5)(6)	0.52	(5)(6)(10)	0.94	(5)	12
R3	24.44	0.04	(0.20)	(0.16)	(0.04)	(0.43)	(0.47)	23.81	(0.66	)(4)	21,378	1.15	(5)(6)	1.10	(5)(6)(10)	0.36	(5)	12
R4	24.73	0.08	(0.20)	(0.12)	(0.05)	(0.43)	(0.48)	24.13	(0.48	)(4)	87,002	0.84	(5)(6)	0.80	(5)(6)(10)	0.66	(5)	12
R5	24.25	0.11	(0.19)	(0.08)	(0.08)	(0.43)	(0.51)	23.66	(0.34	)(4)	73,785	0.54	(5)(6)	0.50	(5)(6)(10)	0.95	(5)	12
R6	24.33	0.12	(0.20)	(0.08)	(0.08)	(0.43)	(0.51)	23.74	(0.34	)(4)	2,649	0.45	(5)(6)	0.45	(5)(6)(10)	1.01	(5)	12
Y	24.33	0.11	(0.20)	(0.09)	(0.07)	(0.43)	(0.50)	23.74	(0.35	)(4)	273,413	0.44	(5)(6)	0.44	(5)(6)(10)	0.98	(5)	12

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%		$267,237	1.03%		0.92%		0.55%		33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92		1,614	2.18		1.74		(0.23)		33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95		73,070	1.73		1.62		(0.17)		33
I(11)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39	(4)	136,641	0.66	(5)	0.50	(5)	0.85	(5)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46		5,081	1.34		1.16		0.27		33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82		22,020	0.98		0.82		0.54		33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10		26,977	0.64		0.49		0.84		33
R6(11)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40	(4)	597	0.57	(5)	0.45	(5)	0.78	(5)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15		18,802	0.57		0.50		0.90		33

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%		$126,308	1.37%		1.31%		0.16%		60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65		1,898	2.49		2.10		(0.62)		60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77		19,798	2.06		2.00		(0.53)		60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30		481	1.70		1.50		(0.05)		60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71		889	1.34		1.20		0.21		60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03		374	1.04		0.90		0.56		60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07		2,486	0.91		0.85		0.62		60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%		$103,104	1.40%		1.35%		0.68%		28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10		2,480	2.50		2.10		(0.04)		28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19		15,324	2.07		2.04		(0.01)		28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88		330	1.69		1.50		0.51		28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24		1,227	1.29		1.20		0.69		28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68		204	1.00		0.90		1.12		28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73		1,963	0.88		0.85		1.19		28

The accompanying notes are an integral part of these financial statements.

120

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Core Equity Fund (continued)
For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$(0.03)	$14.57	14.39%		$83,534	1.44%		1.35%		0.69%		46%
B	12.07	(0.01)	1.64	1.63	—	—	—	13.70	13.50		2,761	2.50		2.10		(0.08)		46
C	12.03	(0.01)	1.64	1.63	—	—	—	13.66	13.55		11,913	2.09		2.09		(0.06)		46
R3	13.05	0.08	1.77	1.85	(0.04)	—	(0.04)	14.86	14.22		209	1.70		1.50		0.53		46
R4	13.07	0.12	1.78	1.90	(0.06)	—	(0.06)	14.91	14.57		167	1.31		1.20		0.85		46
R5	13.18	0.16	1.79	1.95	(0.09)	—	(0.09)	15.04	14.93		144	1.01		0.90		1.14		46
Y	13.20	0.15	1.80	1.95	(0.10)	—	(0.10)	15.05	14.90		1,594	0.85		0.85		1.04		46

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$—	$(0.02)	$12.77	7.50%		$80,470	1.44%		1.35%		0.51%		56%
B	11.32	(0.03)	0.79	0.76	(0.01)	—	(0.01)	12.07	6.69		4,020	2.42		2.10		(0.21)		56
C	11.28	(0.03)	0.79	0.76	(0.01)	—	(0.01)	12.03	6.72		11,221	2.10		2.09		(0.23)		56
R3	12.18	0.04	0.85	0.89	(0.02)	—	(0.02)	13.05	7.30		165	1.65		1.50		0.34		56
R4	12.16	0.08	0.86	0.94	(0.03)	—	(0.03)	13.07	7.70		134	1.28		1.20		0.64		56
R5	12.24	0.13	0.84	0.97	(0.03)	—	(0.03)	13.18	7.94		117	0.96		0.90		0.96		56
Y	12.25	0.13	0.85	0.98	(0.03)	—	(0.03)	13.20	8.03		72,307	0.86		0.85		0.98		56

The Hartford Dividend and Growth Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$24.99	$0.19	$(0.07)	$0.12	$(0.18)	$(2.03)	$(2.21)	$22.90	0.84	%(4)	$3,670,043	1.03	%(5)(6)	1.03	%(5)(6)(12)	1.66	%(5)	12%
B	24.55	0.08	(0.06)	0.02	(0.08)	(2.03)	(2.11)	22.46	0.39	(4)	31,196	2.04	(5)(6)	1.95	(5)(6)(12)	0.77	(5)	12
C	24.34	0.10	(0.07)	0.03	(0.10)	(2.03)	(2.13)	22.24	0.46	(4)	451,602	1.77	(5)(6)	1.77	(5)(6)(12)	0.92	(5)	12
I	24.89	0.21	(0.06)	0.15	(0.21)	(2.03)	(2.24)	22.80	0.95	(4)	1,705,322	0.83	(5)(6)	0.83	(5)(6)(12)	1.86	(5)	12
R3	25.24	0.15	(0.06)	0.09	(0.15)	(2.03)	(2.18)	23.15	0.67	(4)	83,549	1.36	(5)(6)	1.36	(5)(6)(12)	1.33	(5)	12
R4	25.37	0.19	(0.06)	0.13	(0.18)	(2.03)	(2.21)	23.29	0.85	(4)	141,304	1.05	(5)(6)	1.05	(5)(6)(12)	1.64	(5)	12
R5	25.44	0.22	(0.05)	0.17	(0.22)	(2.03)	(2.25)	23.36	1.00	(4)	228,891	0.75	(5)(6)	0.75	(5)(6)(12)	1.94	(5)	12
R6	25.44	0.11	0.06	0.17	(0.21)	(2.03)	(2.24)	23.37	1.02	(4)	2,561	0.66	(5)(6)	0.66	(5)(6)(12)	0.99	(5)	12
Y	25.45	0.23	(0.05)	0.18	(0.23)	(2.03)	(2.26)	23.37	1.05	(4)	1,360,992	0.65	(5)(6)	0.65	(5)(6)(12)	2.03	(5)	12

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%		$3,724,804	1.02%		1.02%		1.43%		23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54		44,909	1.97		1.92		0.54		23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70		467,006	1.76		1.76		0.69		23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67		1,715,056	0.81		0.81		1.64		23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12		85,736	1.35		1.35		1.10		23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42		150,367	1.04		1.04		1.41		23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73		229,206	0.74		0.74		1.70		23
R6(8)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64	(4)	10	0.71	(5)	0.70	(5)	1.71	(5)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83		1,323,782	0.64		0.64		1.80		23

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%		$3,780,786	1.02%		1.02%		1.40%		23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91		74,126	1.96		1.94		0.50		23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12		467,932	1.77		1.77		0.65		23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22		1,883,434	0.81		0.81		1.60		23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61		91,839	1.35		1.35		1.07		23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98		159,018	1.04		1.04		1.37		23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32		226,236	0.74		0.74		1.68		23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42		1,340,941	0.64		0.64		1.81		23

The accompanying notes are an integral part of these financial statements.

121

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Dividend and Growth Fund (continued)
For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%		$3,454,165	1.05%		1.05%		1.57%		30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08		98,179	2.00		1.95		0.71		30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26		411,405	1.79		1.79		0.83		30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48		1,581,081	0.83		0.83		1.79		30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79		87,399	1.35		1.35		1.27		30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21		139,811	1.05		1.05		1.58		30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57		199,409	0.75		0.75		1.85		30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68		1,596,519	0.65		0.65		1.99		30

For the Year Ended October 31, 2012(9)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$(0.34)	$20.87	14.07%		$2,942,844	1.08%		1.08%		1.69%		28%
B	18.32	0.17	2.21	2.38	(0.16)	—	(0.16)	20.54	13.03		108,710	2.02		1.95		0.84		28
C	18.25	0.18	2.22	2.40	(0.20)	—	(0.20)	20.45	13.20		340,069	1.82		1.82		0.94		28
I	18.56	0.40	2.23	2.63	(0.39)	—	(0.39)	20.80	14.30		1,341,707	0.81		0.81		1.96		28
R3	18.76	0.28	2.29	2.57	(0.29)	—	(0.29)	21.04	13.77		72,926	1.36		1.35		1.40		28
R4	18.84	0.34	2.29	2.63	(0.35)	—	(0.35)	21.12	14.04		122,160	1.05		1.05		1.68		28
R5	18.88	0.39	2.30	2.69	(0.40)	—	(0.40)	21.17	14.39		142,940	0.75		0.75		1.99		28
Y	18.88	0.41	2.31	2.72	(0.42)	—	(0.42)	21.18	14.55		1,556,898	0.65		0.65		2.08		28

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$—	$(0.26)	$18.61	5.22%		$2,791,444	1.08%		1.08%		1.42%		30%
B	17.64	0.10	0.66	0.76	(0.08)	—	(0.08)	18.32	4.32		137,071	2.01		1.96		0.55		30
C	17.58	0.13	0.66	0.79	(0.12)	—	(0.12)	18.25	4.49		309,846	1.83		1.83		0.68		30
I	17.87	0.32	0.68	1.00	(0.31)	—	(0.31)	18.56	5.60		1,428,333	0.80		0.80		1.69		30
R3	18.08	0.22	0.67	0.89	(0.21)	—	(0.21)	18.76	4.94		57,684	1.37		1.35		1.14		30
R4	18.14	0.28	0.69	0.97	(0.27)	—	(0.27)	18.84	5.32		79,535	1.06		1.05		1.43		30
R5	18.18	0.34	0.68	1.02	(0.32)	—	(0.32)	18.88	5.62		101,281	0.76		0.75		1.75		30
Y	18.18	0.36	0.68	1.04	(0.34)	—	(0.34)	18.88	5.71		1,111,199	0.66		0.66		1.84		30

The Hartford Equity Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$18.70	$0.18	$0.23	$0.41	$(0.18)	$(1.40)	$(1.58)	$17.53	2.67	%(4)	$1,750,656	1.04	%(5)(6)	1.04	%(5)(6)	2.13	%(5)	7%
B	18.72	0.17	0.22	0.39	(0.17)	(1.40)	(1.57)	17.54	2.53	(4)	10,487	1.21	(5)(6)	1.21	(5)(6)	2.00	(5)	7
C	18.61	0.12	0.22	0.34	(0.11)	(1.40)	(1.51)	17.44	2.31	(4)	457,393	1.77	(5)(6)	1.77	(5)(6)	1.41	(5)	7
I	18.62	0.20	0.23	0.43	(0.20)	(1.40)	(1.60)	17.45	2.82	(4)	803,113	0.78	(5)(6)	0.78	(5)(6)	2.39	(5)	7
R3	18.72	0.15	0.23	0.38	(0.15)	(1.40)	(1.55)	17.55	2.49	(4)	54,292	1.37	(5)(6)	1.37	(5)(6)	1.80	(5)	7
R4	18.74	0.18	0.22	0.40	(0.17)	(1.40)	(1.57)	17.57	2.64	(4)	73,746	1.07	(5)(6)	1.07	(5)(6)	2.10	(5)	7
R5	18.81	0.21	0.22	0.43	(0.20)	(1.40)	(1.60)	17.64	2.78	(4)	67,435	0.77	(5)(6)	0.77	(5)(6)	2.42	(5)	7
R6	18.84	0.21	0.24	0.45	(0.21)	(1.40)	(1.61)	17.68	2.88	(4)	14,201	0.67	(5)(6)	0.67	(5)(6)	2.49	(5)	7
Y	18.84	0.21	0.24	0.45	(0.21)	(1.40)	(1.61)	17.68	2.88	(4)	376,392	0.67	(5)(6)	0.67	(5)(6)	2.44	(5)	7

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%		$1,757,486	1.02%		1.02%		1.87%		20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82		13,915	1.16		1.16		1.75		20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18		461,099	1.76		1.76		1.12		20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18		835,297	0.76		0.76		2.13		20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61		56,026	1.36		1.36		1.52		20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92		74,473	1.06		1.06		1.82		20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22		76,741	0.76		0.76		2.15		20
R6(8)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20	(4)	13,902	0.69	(5)	0.69	(5)	1.93	(5)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26		246,177	0.66		0.66		2.22		20

The accompanying notes are an integral part of these financial statements.

122

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Equity Income Fund (continued)
For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%		$1,951,760	1.03%		1.03%		1.83%		13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15		21,619	1.16		1.16		1.72		13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36		458,695	1.76		1.76		1.08		13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54		903,048	0.76		0.76		2.07		13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81		58,349	1.37		1.37		1.47		13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13		76,746	1.06		1.06		1.78		13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47		91,827	0.76		0.76		2.08		13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61		236,502	0.66		0.66		2.17		13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%		$1,746,629	1.06%		1.06%		1.98%		17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87		27,131	1.65		1.65		1.44		17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67		336,264	1.79		1.79		1.20		17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93		648,568	0.78		0.78		2.18		17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17		47,928	1.38		1.38		1.62		17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58		65,286	1.08		1.08		1.89		17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99		72,270	0.77		0.77		2.06		17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13		167,906	0.67		0.67		2.35		17

For the Year Ended October 31, 2012(9)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$(0.30)	$14.81	17.00%		$1,195,106	1.11%		1.11%		2.12%		27%
B	12.91	0.18	1.86	2.04	(0.14)	—	(0.14)	14.78	15.90		27,731	2.00		2.00		1.27		27
C	12.91	0.19	1.88	2.07	(0.21)	—	(0.21)	14.77	16.13		160,153	1.84		1.84		1.35		27
I	12.89	0.31	1.89	2.20	(0.34)	—	(0.34)	14.75	17.25		244,794	0.81		0.81		2.31		27
R3	12.96	0.24	1.90	2.14	(0.27)	—	(0.27)	14.83	16.63		23,077	1.42		1.42		1.72		27
R4	12.97	0.28	1.89	2.17	(0.30)	—	(0.30)	14.84	16.90		24,672	1.11		1.11		2.01		27
R5	12.99	0.32	1.91	2.23	(0.34)	—	(0.34)	14.88	17.33		8,931	0.82		0.82		2.48		27
Y	13.01	0.55	1.69	2.24	(0.35)	—	(0.35)	14.90	17.41		74,613	0.72		0.72		2.68		27

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$—	$(0.24)	$12.93	9.87%		$826,555	1.17%		1.17%		1.93%		18%
B	11.97	0.14	0.93	1.07	(0.13)	—	(0.13)	12.91	8.94		29,071	2.05		2.00		1.11		18
C	11.97	0.15	0.94	1.09	(0.15)	—	(0.15)	12.91	9.13		78,710	1.89		1.89		1.20		18
I	11.95	0.28	0.94	1.22	(0.28)	—	(0.28)	12.89	10.24		52,965	0.88		0.88		2.21		18
R3	12.03	0.20	0.94	1.14	(0.21)	—	(0.21)	12.96	9.49		6,694	1.50		1.50		1.57		18
R4	12.03	0.25	0.93	1.18	(0.24)	—	(0.24)	12.97	9.87		5,651	1.18		1.18		1.92		18
R5	12.05	0.27	0.95	1.22	(0.28)	—	(0.28)	12.99	10.16		2,597	0.88		0.88		2.11		18
Y	12.06	0.29	0.95	1.24	(0.29)	—	(0.29)	13.01	10.33		178,516	0.77		0.77		2.28		18

The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$40.68	$(0.09)	$(1.09)	$(1.18)	$—	$(3.37)	$(3.37)	$36.13	(3.06	)%(4)	$1,789,151	1.13	%(5)(6)	1.13	%(5)(6)(13)	(0.48	)%(5)	63%
B	29.08	(0.18)	(0.76)	(0.94)	—	(3.37)	(3.37)	24.77	(3.50	)(4)	8,698	2.12	(5)(6)	2.05	(5)(6)(13)	(1.40	)(5)	63
C	29.37	(0.15)	(0.78)	(0.93)	—	(3.37)	(3.37)	25.07	(3.42	)(4)	435,435	1.87	(5)(6)	1.87	(5)(6)(13)	(1.22	)(5)	63
I	41.98	(0.05)	(1.12)	(1.17)	(0.06)	(3.37)	(3.43)	37.38	(2.95	)(4)	1,855,764	0.91	(5)(6)	0.91	(5)(6)(13)	(0.25	)(5)	63
R3	41.11	(0.15)	(1.10)	(1.25)	—	(3.37)	(3.37)	36.49	(3.21	)(4)	47,437	1.46	(5)(6)	1.46	(5)(6)(13)	(0.80	)(5)	63
R4	42.51	(0.09)	(1.15)	(1.24)	—	(3.37)	(3.37)	37.90	(3.07	)(4)	71,199	1.15	(5)(6)	1.15	(5)(6)(13)	(0.50	)(5)	63
R5	43.73	(0.04)	(1.17)	(1.21)	(0.07)	(3.37)	(3.44)	39.08	(2.93	)(4)	129,878	0.85	(5)(6)	0.85	(5)(6)(13)	(0.20	)(5)	63
R6	44.15	(0.01)	(1.19)	(1.20)	(0.11)	(3.37)	(3.48)	39.47	(2.88	)(4)	904	0.76	(5)(6)	0.76	(5)(6)(13)	(0.07	)(5)	63
Y	44.17	(0.03)	(1.17)	(1.20)	(0.11)	(3.37)	(3.48)	39.49	(2.88	)(4)	207,148	0.75	(5)(6)	0.75	(5)(6)(13)	(0.13	)(5)	63

The accompanying notes are an integral part of these financial statements.

123

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund (continued)
For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%	(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03	(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86	(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89	(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45	(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15	(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84	(0.15)		93
R6(8)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (4)	11	0.82 (5)	0.82 (5)	(0.14	)(5)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75	(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%	(0.33)%		136	%(14)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02	(1.18)		136	(14)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88	(1.05)		136	(14)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91	(0.09)		136	(14)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45	(0.62)		136	(14)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15	(0.32)		136	(14)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85	(0.05)		136	(14)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75	0.08		136	(14)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%	(0.30)%		120	%(15)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96	(1.05)		120	(15)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90	(1.01)		120	(15)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92	(0.03)		120	(15)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45	(0.56)		120	(15)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15	(0.25)		120	(15)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85	0.04		120	(15)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75	0.14		120	(15)

For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$29.60	13.93%	$748,795	1.23%	1.21%	(0.54)%		116%
B	20.72	(0.28)	2.99	2.71	—	—	—	23.43	13.08	23,529	2.15	1.96	(1.29)		116
C	20.80	(0.28)	3.00	2.72	—	—	—	23.52	13.08	123,174	1.93	1.93	(1.26)		116
I	26.39	(0.08)	3.83	3.75	—	—	—	30.14	14.21	893,563	0.95	0.95	(0.28)		116
R3	26.48	(0.22)	3.83	3.61	—	—	—	30.09	13.63	17,259	1.48	1.45	(0.78)		116
R4	26.89	(0.14)	3.89	3.75	—	—	—	30.64	13.95	38,458	1.16	1.15	(0.47)		116
R5	27.20	(0.05)	3.94	3.89	—	—	—	31.09	14.30	14,935	0.86	0.85	(0.17)		116
Y	27.32	(0.03)	3.96	3.93	—	—	—	31.25	14.39	46,782	0.76	0.76	(0.09)		116

For the Year Ended October 31, 2011
A(16)	$24.78	$0.02	$1.18	$1.20	$—	$—	$—	$25.98	4.84%	$754,532	1.22%	1.22%	0.06%		121%
B	19.93	(0.29)	1.08	0.79	—	—	—	20.72	3.96	27,884	2.13	2.04	(1.32)		121
C	19.98	(0.26)	1.08	0.82	—	—	—	20.80	4.10	128,016	1.92	1.92	(1.20)		121
I	25.10	(0.06)	1.35	1.29	—	—	—	26.39	5.14	791,091	0.92	0.92	(0.22)		121
R3	25.31	(0.20)	1.37	1.17	—	—	—	26.48	4.62	13,444	1.48	1.45	(0.74)		121
R4	25.63	(0.12)	1.38	1.26	—	—	—	26.89	4.92	36,249	1.16	1.15	(0.43)		121
R5	25.85	(0.04)	1.39	1.35	—	—	—	27.20	5.22	14,132	0.86	0.85	(0.15)		121
Y	25.94	(0.01)	1.39	1.38	—	—	—	27.32	5.32	98,278	0.76	0.76	(0.04)		121

The accompanying notes are an integral part of these financial statements.

124

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Healthcare Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$38.70	$(0.05)	$(1.96)	$(2.01)	$(0.55)	$(4.55)	$(5.10)	$31.59	(6.24	)%(4)	$846,638	1.31	%(5)(6)	1.31	%(5)(6)	(0.32	)%(5)	16%
B	33.41	(0.18)	(1.68)	(1.86)	(0.13)	(4.55)	(4.68)	26.87	(6.68	)(4)	3,761	2.25	(5)(6)	2.20	(5)(6)	(1.24	)(5)	16
C	33.73	(0.15)	(1.68)	(1.83)	(0.38)	(4.55)	(4.93)	26.97	(6.60	)(4)	284,597	2.05	(5)(6)	2.05	(5)(6)	(1.05	)(5)	16
I	39.98	(0.01)	(2.03)	(2.04)	(0.64)	(4.55)	(5.19)	32.75	(6.14	)(4)	264,670	1.04	(5)(6)	1.04	(5)(6)	(0.04	)(5)	16
R3	39.69	(0.11)	(2.03)	(2.14)	(0.44)	(4.55)	(4.99)	32.56	(6.40	)(4)	54,196	1.61	(5)(6)	1.61	(5)(6)	(0.62	)(5)	16
R4	41.01	(0.06)	(2.10)	(2.16)	(0.54)	(4.55)	(5.09)	33.76	(6.26	)(4)	42,246	1.31	(5)(6)	1.31	(5)(6)	(0.32	)(5)	16
R5	42.22	—	(2.18)	(2.18)	(0.63)	(4.55)	(5.18)	34.86	(6.13	)(4)	4,712	1.01	(5)(6)	1.01	(5)(6)	(0.01	)(5)	16
Y	42.54	0.03	(2.19)	(2.16)	(0.67)	(4.55)	(5.22)	35.16	(6.07	)(4)	42,844	0.91	(5)(6)	0.91	(5)(6)	0.20	(5)	16

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%		$914,414	1.28%		1.28%		(0.46)%		39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23		6,239	2.15		2.15		(1.35)		39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40		310,668	2.02		2.02		(1.19)		39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51		266,553	1.01		1.01		(0.18)		39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85		59,135	1.61		1.61		(0.78)		39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19		51,253	1.30		1.30		(0.48)		39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52		5,326	1.01		1.01		(0.18)		39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64		8,834	0.90		0.90		(0.08)		39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%		$599,010	1.33%		1.33%		(0.40)%		28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34		11,303	2.20		2.20		(1.27)		28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52		176,581	2.06		2.06		(1.13)		28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84		137,450	1.05		1.05		(0.12)		28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08		40,482	1.64		1.64		(0.71)		28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45		29,530	1.34		1.34		(0.41)		28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82		2,323	1.05		1.05		(0.12)		28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00		6,081	0.94		0.94		—		28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%		$415,323	1.40%		1.40%		(0.24)%		32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30		14,697	2.29		2.26		(1.08)		32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52		116,641	2.11		2.11		(0.95)		32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95		79,005	1.08		1.08		0.06		32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09		24,914	1.66		1.65		(0.51)		32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59		17,817	1.36		1.35		(0.20)		32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01		1,267	1.08		1.05		0.19		32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12		4,056	0.96		0.96		0.20		32

For the Year Ended October 31, 2012(9)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$20.11	19.70%		$276,741	1.47%		1.47%		–%		46%
B	15.15	(0.17)	3.01	2.84	—	—	—	17.99	18.75		14,015	2.38		2.28		(0.84)		46
C	15.20	(0.12)	2.99	2.87	—	—	—	18.07	18.88		73,728	2.17		2.17		(0.71)		46
I	17.10	0.07	3.38	3.45	—	—	—	20.55	20.18		38,199	1.11		1.11		0.35		46
R3	17.38	(0.02)	3.41	3.39	—	—	—	20.77	19.51		12,521	1.69		1.65		(0.15)		46
R4	17.70	0.02	3.50	3.52	—	—	—	21.22	19.89		12,363	1.38		1.35		0.11		46
R5	17.98	0.08	3.56	3.64	—	—	—	21.62	20.24		2,489	1.09		1.05		0.43		46
Y	18.05	0.10	3.56	3.66	—	—	—	21.71	20.28		3,252	0.98		0.98		0.48		46

The accompanying notes are an integral part of these financial statements.

125

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Healthcare Fund (continued)
For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$—	$—	$—	$16.80	10.45%		$224,294	1.49%		1.49%		(0.24)%		44%
B	13.83	(0.16)	1.48	1.32	—	—	—	15.15	9.54		17,208	2.38		2.28		(1.04)		44
C	13.86	(0.14)	1.48	1.34	—	—	—	15.20	9.67		65,692	2.18		2.18		(0.93)		44
I	15.44	0.02	1.64	1.66	—	—	—	17.10	10.75		32,213	1.18		1.18		0.09		44
R3	15.76	(0.07)	1.69	1.62	—	—	—	17.38	10.28		5,905	1.71		1.65		(0.39)		44
R4	16.01	(0.02)	1.71	1.69	—	—	—	17.70	10.56		9,241	1.39		1.35		(0.09)		44
R5	16.21	0.04	1.73	1.77	—	—	—	17.98	10.92		1,403	1.09		1.05		0.21		44
Y	16.26	0.05	1.74	1.79	—	—	—	18.05	11.01		2,555	0.99		0.99		0.27		44

The Hartford MidCap Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$26.47	$(0.02)	$(0.78)	$(0.80)	$—	$(1.93)	$(1.93)	$23.74	(2.87	)%(4)	$2,056,969	1.16	%(5)(6)	1.16	%(5)(6)	(0.21	)%(5)	13%
B	20.13	(0.10)	(0.60)	(0.70)	—	(1.93)	(1.93)	17.50	(3.31	)(4)	20,293	2.07	(5)(6)	2.06	(5)(6)	(1.10	)(5)	13
C	20.73	(0.08)	(0.62)	(0.70)	—	(1.93)	(1.93)	18.10	(3.21	)(4)	621,359	1.89	(5)(6)	1.89	(5)(6)	(0.94	)(5)	13
I	26.96	—	(0.78)	(0.78)	—	(1.93)	(1.93)	24.25	(2.74	)(4)	986,590	0.95	(5)(6)	0.95	(5)(6)	(0.02	)(5)	13
R3	29.20	(0.07)	(0.85)	(0.92)	—	(1.93)	(1.93)	26.35	(3.02	)(4)	72,417	1.47	(5)(6)	1.47	(5)(6)	(0.52	)(5)	13
R4	29.93	(0.03)	(0.87)	(0.90)	—	(1.93)	(1.93)	27.10	(2.88	)(4)	160,446	1.17	(5)(6)	1.17	(5)(6)	(0.23	)(5)	13
R5	30.39	0.01	(0.88)	(0.87)	—	(1.93)	(1.93)	27.59	(2.76	)(4)	178,414	0.86	(5)(6)	0.86	(5)(6)	0.08	(5)	13
R6	30.58	0.02	(0.88)	(0.86)	—	(1.93)	(1.93)	27.79	(2.67	)(4)	9,779	0.76	(5)(6)	0.76	(5)(6)	0.14	(5)	13
Y	30.57	0.02	(0.88)	(0.86)	—	(1.93)	(1.93)	27.78	(2.67	)(4)	1,454,661	0.76	(5)(6)	0.76	(5)(6)	0.18	(5)	13

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%		$2,048,529	1.14%		1.14%		(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28		24,665	2.03		2.03		(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46		626,345	1.88		1.88		(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52		702,566	0.87		0.87		(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91		76,925	1.47		1.47		(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26		135,698	1.16		1.16		(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59		164,879	0.86		0.86		(0.09)		29
R6(8)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65	(4)	1,230	0.77	(5)	0.77	(5)	(0.13	)(5)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66		1,201,917	0.76		0.76		0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%		$1,891,075	1.15%		1.15%		(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56		29,446	2.05		2.05		(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81		544,154	1.88		1.88		(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89		550,720	0.90		0.90		(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24		56,403	1.47		1.47		(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55		94,232	1.16		1.16		(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91		110,364	0.86		0.86		(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08		1,078,695	0.76		0.76		(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%		$1,847,041	1.20%		1.20%		(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01		33,232	2.11		2.07		(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21		474,663	1.91		1.91		(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48		277,953	0.96		0.96		0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80		47,837	1.48		1.48		(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24		77,603	1.17		1.17		(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60		91,163	0.87		0.87		0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73		872,297	0.77		0.77		0.28		38

The accompanying notes are an integral part of these financial statements.

126

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund (continued)
For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$(2.50)	$20.44	13.47%		$1,536,203	1.23%		1.23%		0.25%		45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	(2.50)	17.00	12.50		30,803	2.16		2.08		(0.62)		45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	(2.50)	17.29	12.63		380,413	1.93		1.93		(0.45)		45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78		213,875	0.99		0.99		0.48		45
R3	22.32	—	2.43	2.43	—	(2.50)	(2.50)	22.25	13.16		37,776	1.49		1.49		(0.01)		45
R4	22.49	0.06	2.46	2.52	—	(2.50)	(2.50)	22.51	13.50		57,799	1.18		1.18		0.29		45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85		66,039	0.88		0.88		0.59		45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98		642,084	0.78		0.78		0.70		45

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$—	$—	$—	$20.67	2.53%		$1,754,028	1.21%		1.21%		0.09%		70%
B	17.48	(0.14)	0.43	0.29	—	—	—	17.77	1.66		44,266	2.06		2.06		(0.72)		70
C	17.68	(0.12)	0.45	0.33	—	—	—	18.01	1.87		422,515	1.91		1.91		(0.63)		70
I	20.28	0.09	0.48	0.57	—	—	—	20.85	2.81		324,002	0.92		0.92		0.40		70
R3	21.82	(0.05)	0.55	0.50	—	—	—	22.32	2.29		40,311	1.48		1.48		(0.23)		70
R4	21.92	0.02	0.55	0.57	—	—	—	22.49	2.60		65,550	1.18		1.18		0.07		70
R5	22.02	0.09	0.55	0.64	—	—	—	22.66	2.91		73,192	0.87		0.87		0.38		70
Y	22.05	0.12	0.54	0.66	—	—	—	22.71	2.99		678,566	0.77		0.77		0.50		70

The Hartford MidCap Value Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$15.11	$0.01	$(0.35)	$(0.34)	$(0.02)	$(1.11)	$(1.13)	$13.64	(2.25	)%(4)	$246,922	1.29	%(5)(6)	1.29	%(5)(6)(17)	0.19	%(5)	30%
B	13.15	(0.04)	(0.31)	(0.35)	—	(1.11)	(1.11)	11.69	(2.66	)(4)	983	2.46	(5)(6)	2.11	(5)(6)(17)	(0.66	)(5)	30
C	13.09	(0.03)	(0.31)	(0.34)	—	(1.11)	(1.11)	11.64	(2.59	)(4)	37,985	2.01	(5)(6)	2.00	(5)(6)(17)	(0.55	)(5)	30
I	15.22	0.03	(0.35)	(0.32)	(0.06)	(1.11)	(1.17)	13.73	(2.08	)(4)	29,776	0.97	(5)(6)	0.96	(5)(6)(17)	0.48	(5)	30
R3	15.82	—	(0.38)	(0.38)	—	(1.11)	(1.11)	14.33	(2.38	)(4)	11,765	1.55	(5)(6)	1.55	(5)(6)(17)	(0.06	)(5)	30
R4	15.99	0.02	(0.39)	(0.37)	(0.02)	(1.11)	(1.13)	14.49	(2.26	)(4)	12,492	1.24	(5)(6)	1.24	(5)(6)(17)	0.23	(5)	30
R5	16.15	0.04	(0.39)	(0.35)	(0.06)	(1.11)	(1.17)	14.63	(2.13	)(4)	8,032	0.94	(5)(6)	0.94	(5)(6)(17)	0.53	(5)	30
Y	16.19	0.05	(0.39)	(0.34)	(0.07)	(1.11)	(1.18)	14.67	(2.04	)(4)	82,009	0.84	(5)(6)	0.84	(5)(6)(17)	0.63	(5)	30

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%		$229,953	1.25%		1.25%		0.11%		33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37		1,417	2.28		2.09		(0.75)		33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45		41,149	1.97		1.97		(0.62)		33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57		29,987	0.92		0.92		0.42		33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97		10,204	1.52		1.52		(0.19)		33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26		11,711	1.21		1.21		0.15		33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62		7,564	0.92		0.92		0.44		33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73		158,691	0.81		0.81		0.54		33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%		$222,876	1.27%		1.27%		0.19%		43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41		2,156	2.28		2.10		(0.63)		43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56		41,382	1.99		1.99		(0.53)		43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75		37,414	0.92		0.92		0.53		43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05		10,187	1.53		1.53		(0.08)		43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42		9,476	1.22		1.22		0.22		43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73		2,851	0.93		0.93		0.52		43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79		166,729	0.82		0.82		0.63		43

The accompanying notes are an integral part of these financial statements.

127

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Value Fund (continued)
For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%		$207,552	1.31%		1.31%		0.11%		59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96		2,819	2.33		2.10		(0.68)		59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07		38,067	2.01		2.01		(0.60)		59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49		18,791	0.96		0.96		0.43		59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68		5,089	1.53		1.53		(0.12)		59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11		4,903	1.22		1.22		0.18		59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46		1,309	0.93		0.93		0.38		59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64		150,335	0.82		0.82		0.60		59

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$(0.05)	$12.58	17.55%		$159,104	1.38%		1.35%		0.67%		59%
B	9.77	(0.02)	1.65	1.63	—	—	—	11.40	16.88		2,813	2.38		2.10		(0.21)		59
C	9.74	—	1.64	1.64	—	—	—	11.38	16.84		28,522	2.06		2.06		(0.05)		59
I	10.79	0.12	1.81	1.93	(0.10)	—	(0.10)	12.62	18.02		5,296	1.00		1.00		1.06		59
R3	11.23	0.06	1.88	1.94	(0.05)	—	(0.05)	13.12	17.41		3,514	1.55		1.55		0.50		59
R4	11.28	0.10	1.88	1.98	(0.09)	—	(0.09)	13.17	17.70		2,735	1.25		1.25		0.79		59
R5	11.31	0.14	1.88	2.02	(0.10)	—	(0.10)	13.23	18.07		311	0.96		0.95		1.14		59
Y	11.31	0.15	1.89	2.04	(0.11)	—	(0.11)	13.24	18.22		136,388	0.84		0.84		1.24		59

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$—	$—	$—	$10.75	0.56%		$147,222	1.38%		1.35%		0.05%		54%
B	9.79	(0.07)	0.05	(0.02)	—	—	—	9.77	(0.20)		8,100	2.32		2.10		(0.69)		54
C	9.77	(0.07)	0.04	(0.03)	—	—	—	9.74	(0.31)		28,939	2.09		2.09		(0.70)		54
I	10.72	0.04	0.05	0.09	(0.02)	—	(0.02)	10.79	0.81		3,459	1.04		1.04		0.34		54
R3	11.20	(0.03)	0.06	0.03	—	—	—	11.23	0.27		1,584	1.60		1.55		(0.23)		54
R4	11.21	(0.01)	0.08	0.07	—	—	—	11.28	0.62		1,523	1.29		1.25		(0.05)		54
R5	11.22	0.05	0.06	0.11	(0.02)	—	(0.02)	11.31	0.96		136	0.99		0.95		0.43		54
Y	11.22	0.06	0.06	0.12	(0.03)	—	(0.03)	11.31	1.01		109,944	0.88		0.88		0.51		54

Hartford Small Cap Core Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$12.35	$0.07	$(0.41)	$(0.34)	$(0.02)	$(0.72)	$(0.74)	$11.27	(2.72	)%(4)	$48,319	1.38	%(5)(6)	1.32	%(5)(6)(18)	1.27	%(5)	50%
B	11.58	0.03	(0.39)	(0.36)	—	(0.72)	(0.72)	10.50	(3.06	)(4)	1,244	2.31	(5)(6)	2.07	(5)(6)(18)	0.49	(5)	50
C	11.43	0.03	(0.39)	(0.36)	—	(0.72)	(0.72)	10.35	(3.10	)(4)	11,505	2.10	(5)(6)	2.07	(5)(6)(18)	0.51	(5)	50
I	12.38	0.09	(0.42)	(0.33)	(0.06)	(0.72)	(0.78)	11.27	(2.63	)(4)	2,091	1.02	(5)(6)	1.01	(5)(6)(18)	1.57	(5)	50
R3	12.67	0.06	(0.43)	(0.37)	—	(0.72)	(0.72)	11.58	(2.86	)(4)	891	1.62	(5)(6)	1.52	(5)(6)(18)	1.06	(5)	50
R4	12.72	0.08	(0.43)	(0.35)	(0.02)	(0.72)	(0.74)	11.63	(2.68	)(4)	306	1.31	(5)(6)	1.22	(5)(6)(18)	1.32	(5)	50
R5	12.78	0.08	(0.41)	(0.33)	(0.09)	(0.72)	(0.81)	11.64	(2.52	)(4)	43	1.02	(5)(6)	0.92	(5)(6)(18)	1.34	(5)	50
Y	12.77	0.10	(0.42)	(0.32)	(0.06)	(0.72)	(0.78)	11.67	(2.45	)(4)	121,198	0.89	(5)(6)	0.87	(5)(6)(18)	1.89	(5)	50

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)	$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%		1.29%		0.85%		112%
B	13.12	0.01	(0.26)	(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28		2.05		0.12		112
C	12.96	0.01	(0.25)	(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14		2.04		0.10		112
I(11)	13.40	0.08	(1.10)	(1.02)	—	—	—	12.38	(7.61	)(4)	2,429	1.12	(5)	0.99	(5)	1.01	(5)	112
R3	14.21	0.09	(0.28)	(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70		1.50		0.64		112
R4	14.26	0.13	(0.27)	(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37		1.20		0.94		112
R5	14.32	0.17	(0.29)	(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06		0.90		1.23		112
Y	14.31	0.16	(0.27)	(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96		0.85		1.23		112

The accompanying notes are an integral part of these financial statements.

128

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Small Cap Core Fund (continued)
For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%		1.30%		0.75%		116%
B	14.06	—	1.05	1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32		2.05		0.01		116
C	13.94	—	1.03	1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16		2.05		—		116
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70		1.50		0.53		116
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37		1.20		0.81		116
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05		0.90		1.14		116
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96		0.85		1.20		116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%		1.30%		1.48%		140%
B	10.68	0.09	3.34	3.43	(0.05)	—	(0.05)	14.06	32.21		4,337	2.35		2.05		0.77		140
C	10.60	0.09	3.30	3.39	(0.05)	—	(0.05)	13.94	32.12		12,315	2.18		2.05		0.73		140
R3	11.47	0.14	3.61	3.75	(0.12)	—	(0.12)	15.10	32.93		598	1.68		1.50		1.05		140
R4	11.48	0.23	3.55	3.78	(0.16)	—	(0.16)	15.10	33.25		172	1.34		1.20		1.75		140
R5	11.51	0.25	3.58	3.83	(0.18)	—	(0.18)	15.16	33.71		169	1.04		0.90		1.87		140
Y	11.51	0.29	3.53	3.82	(0.19)	—	(0.19)	15.14	33.59		224	0.93		0.85		2.33		140

For the Year Ended October 31, 2012(9)
A	$10.10	$0.08	$1.03	$1.11	$—	$—	$—	$11.21	10.99%		$41,266	1.44%		1.30%		0.69%		121%
B	9.69	(0.01)	1.00	0.99	—	—	—	10.68	10.22		4,391	2.38		2.05		(0.06)		121
C	9.62	(0.01)	0.99	0.98	—	—	—	10.60	10.19		9,624	2.21		2.05		(0.06)		121
R3	10.35	0.05	1.07	1.12	—	—	—	11.47	10.82		144	1.65		1.50		0.52		121
R4	10.36	0.09	1.06	1.15	(0.03)	—	(0.03)	11.48	11.11		262	1.35		1.20		0.90		121
R5	10.36	0.12	1.07	1.19	(0.04)	—	(0.04)	11.51	11.48		127	1.03		0.90		1.11		121
Y	10.36	0.23	0.96	1.19	(0.04)	—	(0.04)	11.51	11.49		20,243	0.90		0.85		1.01		121

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$—	$(0.03)	$10.10	8.09%		$44,655	1.36%		1.30%		0.27%		202%
B	9.04	(0.05)	0.70	0.65	—	—	—	9.69	7.19		4,821	2.31		2.05		(0.47)		202
C	8.97	(0.05)	0.70	0.65	—	—	—	9.62	7.25		9,702	2.13		2.05		(0.48)		202
R3(19)	9.13	—	1.22	1.22	—	—	—	10.35	13.36	(4)	113	1.61	(5)	1.50	(5)	(0.40	)(5)	202
R4(19)	9.13	—	1.23	1.23	—	—	—	10.36	13.47	(4)	113	1.31	(5)	1.20	(5)	(0.12	)(5)	202
R5(19)	9.13	—	1.23	1.23	—	—	—	10.36	13.47	(4)	114	1.01	(5)	0.90	(5)	0.17	(5)	202
Y	9.60	0.07	0.76	0.83	(0.07)	—	(0.07)	10.36	8.61		88,130	0.87		0.85		0.68		202

The Hartford Small Cap Growth Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$48.56	$(0.07)	$(2.19)	$(2.26)	$—	$(3.93)	$(3.93)	$42.37	(4.87	)%(4)	$203,820	1.26	%(5)(6)	1.26	%(5)(6)	(0.31	)%(5)	20%
B	39.35	(0.19)	(1.76)	(1.95)	—	(3.93)	(3.93)	33.47	(5.28	)(4)	876	2.44	(5)(6)	2.08	(5)(6)	(1.11	)(5)	20
C	39.03	(0.17)	(1.74)	(1.91)	—	(3.93)	(3.93)	33.19	(5.19	)(4)	41,589	1.94	(5)(6)	1.94	(5)(6)	(0.99	)(5)	20
I	49.68	(0.01)	(2.25)	(2.26)	—	(3.93)	(3.93)	43.49	(4.76	)(4)	137,088	0.99	(5)(6)	0.99	(5)(6)	(0.03	)(5)	20
R3	48.54	(0.12)	(2.19)	(2.31)	—	(3.93)	(3.93)	42.30	(5.01	)(4)	14,977	1.50	(5)(6)	1.50	(5)(6)	(0.55	)(5)	20
R4	49.87	(0.05)	(2.25)	(2.30)	—	(3.93)	(3.93)	43.64	(4.84	)(4)	67,030	1.18	(5)(6)	1.18	(5)(6)	(0.24	)(5)	20
R5	51.35	0.01	(2.32)	(2.31)	—	(3.93)	(3.93)	45.11	(4.70	)(4)	108,904	0.88	(5)(6)	0.88	(5)(6)	0.06	(5)	20
R6	51.73	(0.01)	(2.30)	(2.31)	—	(3.93)	(3.93)	45.49	(4.68	)(4)	3,979	0.78	(5)(6)	0.78	(5)(6)	(0.03	)(5)	20
Y	51.78	0.04	(2.34)	(2.30)	—	(3.93)	(3.93)	45.55	(4.63	)(4)	285,221	0.78	(5)(6)	0.78	(5)(6)	0.17	(5)	20

The accompanying notes are an integral part of these financial statements.

129

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Cap Growth Fund (continued)
For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25	$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83	1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83	1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31	2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28	1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33	2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39	2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(8)	51.80	(0.02)	2.07	2.05	—	(2.12)	(2.12)	51.73	4.13 (4)	14	0.87 (5)	0.87 (5)	(0.05	)(5)	70
Y	51.49	0.01	2.40	2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36	$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64	3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61	3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43	4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38	4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48	4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60	4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61	4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39	$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%		90%
B	29.50	(0.36)	11.31	10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)		90
C	29.21	(0.40)	11.27	10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)		90
I	35.10	(0.05)	13.62	13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)		90
R3	34.93	(0.26)	13.50	13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)		90
R4	35.47	(0.19)	13.78	13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)		90
R5	36.10	(0.10)	14.07	13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)		90
Y	36.27	0.03	14.06	14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07		90

For the Year Ended October 31, 2012
A	$31.27	$(0.22)	$3.67	$3.45	$—	$—	$—	$34.72	11.03%	$154,415	1.48%	1.40%	(0.65)%		73%
B	26.77	(0.40)	3.13	2.73	—	—	—	29.50	10.20	4,747	2.44	2.15	(1.41)		73
C	26.51	(0.40)	3.10	2.70	—	—	—	29.21	10.18	13,343	2.17	2.15	(1.40)		73
I	31.52	(0.11)	3.69	3.58	—	—	—	35.10	11.36	20,730	1.11	1.11	(0.33)		73
R3	31.53	(0.27)	3.67	3.40	—	—	—	34.93	11.78	3,672	1.67	1.60	(0.80)		73
R4	31.91	(0.19)	3.75	3.56	—	—	—	35.47	11.16	4,053	1.32	1.30	(0.54)		73
R5	32.38	(0.08)	3.80	3.72	—	—	—	36.10	11.49	345	1.05	1.00	(0.24)		73
Y	32.51	(0.06)	3.82	3.76	—	—	—	36.27	11.57	41,745	0.89	0.89	(0.18)		73

For the Year Ended October 31, 2011
A(16)	$27.59	$(0.29)	$3.97	$3.68	$—	$—	$—	$31.27	13.34%	$154,303	1.48%	1.40%	(0.93)%		70%
B	23.80	(0.40)	3.37	2.97	—	—	—	26.77	12.48	7,018	2.39	2.15	(1.46)		70
C	23.57	(0.40)	3.34	2.94	—	—	—	26.51	12.47	12,285	2.18	2.15	(1.47)		70
I	27.73	(0.14)	3.93	3.79	—	—	—	31.52	13.67	9,312	1.10	1.10	(0.43)		70
R3	27.87	(0.30)	3.96	3.66	—	—	—	31.53	13.13	763	1.69	1.60	(0.93)		70
R4	28.13	(0.20)	3.98	3.78	—	—	—	31.91	13.44	3,059	1.30	1.30	(0.62)		70
R5	28.46	(0.11)	4.03	3.92	—	—	—	32.38	13.77	227	1.03	1.00	(0.33)		70
Y	28.54	(0.07)	4.04	3.97	—	—	—	32.51	13.91	134,508	0.89	0.89	(0.22)		70

The accompanying notes are an integral part of these financial statements.

130

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$19.36	$(0.06)	$(1.55)	$(1.61)	$—	$(2.58)	$(2.58)	$15.17	(9.14	)%(4)	$277,730	1.43	%(5)(6)	1.41	%(5)(6)(20)	(0.81	)%(5)	46%
B	15.08	(0.09)	(1.17)	(1.26)	—	(2.58)	(2.58)	11.24	(9.46	)(4)	1,498	2.54	(5)(6)	2.16	(5)(6)(20)	(1.55	)(5)	46
C	15.06	(0.09)	(1.17)	(1.26)	—	(2.58)	(2.58)	11.22	(9.47	)(4)	28,714	2.12	(5)(6)	2.12	(5)(6)(20)	(1.53	)(5)	46
I	20.04	(0.05)	(1.60)	(1.65)	—	(2.58)	(2.58)	15.81	(9.02	)(4)	40,750	1.22	(5)(6)	1.16	(5)(6)(20)	(0.56	)(5)	46
R3	20.77	(0.08)	(1.67)	(1.75)	—	(2.58)	(2.58)	16.44	(9.20	)(4)	31,251	1.59	(5)(6)	1.56	(5)(6)(20)	(0.96	)(5)	46
R4	21.61	(0.06)	(1.75)	(1.81)	—	(2.58)	(2.58)	17.22	(9.06	)(4)	34,044	1.29	(5)(6)	1.26	(5)(6)(20)	(0.66	)(5)	46
R5	22.37	(0.03)	(1.81)	(1.84)	—	(2.58)	(2.58)	17.95	(8.92	)(4)	26,119	0.99	(5)(6)	0.96	(5)(6)(20)	(0.36	)(5)	46
R6	22.69	(0.03)	(1.83)	(1.86)	—	(2.58)	(2.58)	18.25	(8.88	)(4)	10,646	0.88	(5)(6)	0.88	(5)(6)(20)	(0.38	)(5)	46
Y	22.69	(0.03)	(1.83)	(1.86)	—	(2.58)	(2.58)	18.25	(8.88	)(4)	170,750	0.88	(5)(6)	0.88	(5)(6)(20)	(0.28	)(5)	46

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%		1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30		2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04		2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11		1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54		1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24		1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97		0.95		(0.35)		96
R6(8)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(4)	9	0.91	(5)	0.90	(5)	(0.32	)(5)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85		0.85		(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%		1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29		2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05		2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10		1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55		1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25		1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97		0.95		(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85		0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%		1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34		6,062	2.35		2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45		38,428	2.09		2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79		38,749	1.14		1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15		57,652	1.56		1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56		67,467	1.26		1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02		8,321	0.99		0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12		320,003	0.86		0.86		(0.20)		106

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$(0.99)	$19.52	7.44%		$268,501	1.41%		1.40%		(0.85)%		124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	(0.99)	16.87	6.65		5,972	2.37		2.15		(1.60)		124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	(0.99)	16.82	6.67		32,182	2.12		2.12		(1.57)		124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	(0.99)	19.87	7.70		24,366	1.14		1.14		(0.58)		124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	(0.99)	20.61	7.30		48,148	1.58		1.55		(0.99)		124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	(0.99)	21.03	7.63		56,217	1.27		1.25		(0.68)		124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	(0.99)	21.39	7.93		8,859	1.00		0.95		(0.41)		124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	(0.99)	21.56	8.02		243,219	0.87		0.87		(0.30)		124

The accompanying notes are an integral part of these financial statements.

131

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund (continued)
For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$—	$—	$—	$19.23	10.01%		$296,062	1.37%		1.37%		(0.77)%		111%
B	15.46	(0.27)	1.69	1.42	—	—	—	16.88	9.18		9,192	2.30		2.15		(1.55)		111
C	15.41	(0.26)	1.68	1.42	—	—	—	16.83	9.21		36,465	2.10		2.10		(1.50)		111
I	17.68	(0.10)	1.93	1.83	—	—	—	19.51	10.35		19,056	1.08		1.08		(0.49)		111
R3	18.45	(0.20)	2.02	1.82	—	—	—	20.27	9.86		46,392	1.57		1.55		(0.96)		111
R4	18.70	(0.14)	2.04	1.90	—	—	—	20.60	10.16		51,387	1.26		1.25		(0.66)		111
R5	18.90	(0.08)	2.06	1.98	—	—	—	20.88	10.48		9,867	0.99		0.95		(0.35)		111
Y	19.01	(0.06)	2.07	2.01	—	—	—	21.02	10.57		235,036	0.86		0.86		(0.26)		111

The Hartford Value Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$18.66	$0.10	$(0.14)	$(0.04)	$(0.21)	$(1.24)	$(1.45)	$17.17	0.22	%(4)	$194,786	1.25	%(5)(6)	1.25	%(5)(6)	1.22	%(5)	20%
B	16.45	0.02	(0.12)	(0.10)	(0.01)	(1.24)	(1.25)	15.10	(0.22	)(4)	1,084	2.50	(5)(6)	2.10	(5)(6)	0.34	(5)	20
C	16.34	0.04	(0.13)	(0.09)	(0.10)	(1.24)	(1.34)	14.91	(0.15	)(4)	24,014	1.96	(5)(6)	1.96	(5)(6)	0.49	(5)	20
I	18.47	0.12	(0.13)	(0.01)	(0.26)	(1.24)	(1.50)	16.96	0.35	(4)	15,160	0.93	(5)(6)	0.93	(5)(6)	1.48	(5)	20
R3	18.83	0.08	(0.14)	(0.06)	(0.15)	(1.24)	(1.39)	17.38	0.07	(4)	2,869	1.54	(5)(6)	1.54	(5)(6)	0.91	(5)	20
R4	19.03	0.11	(0.14)	(0.03)	(0.21)	(1.24)	(1.45)	17.55	0.22	(4)	10,440	1.21	(5)(6)	1.21	(5)(6)	1.25	(5)	20
R5	19.19	0.13	(0.14)	(0.01)	(0.27)	(1.24)	(1.51)	17.67	0.39	(4)	2,418	0.91	(5)(6)	0.91	(5)(6)	1.57	(5)	20
Y	19.24	0.15	(0.14)	0.01	(0.29)	(1.24)	(1.53)	17.72	0.43	(4)	2,133	0.80	(5)(6)	0.80	(5)(6)	1.73	(5)	20

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%		$207,339	1.21%		1.21%		1.10%		55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)		1,909	2.28		1.97		0.19		55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)		26,763	1.93		1.93		0.36		55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)		27,168	0.88		0.88		1.41		55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)		3,657	1.52		1.49		0.79		55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)		11,942	1.19		1.18		1.11		55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)		2,487	0.90		0.88		1.41		55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)		1,618	0.79		0.79		1.50		55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%		$237,539	1.25%		1.25%		0.87%		74	%(21)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37		3,928	2.27		1.97		0.19		74	(21)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36		31,729	1.95		1.95		0.12		74	(21)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56		44,306	0.87		0.87		1.17		74	(21)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84		4,528	1.53		1.47		0.63		74	(21)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24		13,626	1.21		1.17		0.91		74	(21)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52		2,735	0.88		0.85		1.15		74	(21)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64		1,841	0.83		0.83		1.07		74	(21)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%		$118,203	1.44%		1.35%		0.67%		81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50		3,825	2.39		2.10		(0.03)		81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59		11,059	2.13		2.10		(0.07)		81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93		7,908	1.07		1.06		0.95		81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31		1,480	1.68		1.55		0.49		81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62		7,271	1.32		1.25		0.78		81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06		1,909	1.02		0.95		1.08		81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06		1,149	0.91		0.90		1.17		81

The accompanying notes are an integral part of these financial statements.

132

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Value Opportunities Fund (continued)
For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$(0.12)	$14.02	11.60%	$86,261	1.50%	1.35%	1.44%	56%
B	11.33	0.08	1.15	1.23	(0.02)	—	(0.02)	12.54	10.85	4,388	2.44	2.10	0.65	56
C	11.31	0.08	1.13	1.21	(0.03)	—	(0.03)	12.49	10.74	8,880	2.17	2.10	0.67	56
I	12.57	0.22	1.25	1.47	(0.17)	—	(0.17)	13.87	11.87	3,995	1.11	1.09	1.70	56
R3	12.81	0.18	1.27	1.45	(0.10)	—	(0.10)	14.16	11.38	1,443	1.70	1.55	1.31	56
R4	12.90	0.21	1.30	1.51	(0.14)	—	(0.14)	14.27	11.81	6,015	1.33	1.25	1.55	56
R5	12.99	0.31	1.24	1.55	(0.18)	—	(0.18)	14.36	12.08	1,296	1.05	0.95	2.25	56
Y	13.05	0.24	1.30	1.54	(0.18)	—	(0.18)	14.41	12.00	1,076	0.92	0.90	1.77	56

For the Year Ended October 31, 2011(9)
A(16)	$12.15	$0.09	$0.45	$0.54	$(0.01)	$—	$(0.01)	$12.68	4.41%	$86,456	1.46%	1.35%	0.81%	70%
B	10.94	(0.02)	0.41	0.39	—	—	—	11.33	3.56	5,838	2.39	2.10	(0.10)	70
C	10.91	(0.01)	0.41	0.40	—	—	—	11.31	3.67	10,227	2.15	2.10	(0.09)	70
I	12.04	0.14	0.44	0.58	(0.05)	—	(0.05)	12.57	4.80	2,535	1.03	1.01	1.06	70
R3	12.30	0.07	0.44	0.51	—	—	—	12.81	4.15	934	1.68	1.55	0.45	70
R4	12.37	0.10	0.45	0.55	(0.02)	—	(0.02)	12.90	4.47	5,865	1.31	1.25	0.75	70
R5	12.45	0.13	0.47	0.60	(0.06)	—	(0.06)	12.99	4.81	221	1.05	0.95	1.04	70
Y	12.51	0.14	0.47	0.61	(0.07)	—	(0.07)	13.05	4.82	34,210	0.91	0.90	1.08	70

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Certain non-recurring expenses incurred by the Fund were not annualized for the six month period ended April 30, 2016.
(7)	Excluding the expenses not subject to cap, the ratios would have been 1.10%, 0.79%, 1.40%, 1.10%, 0.80% and 0.70% for Class A, Class I, Class R3, Class R4, Class R5 and Class R6, respectively.
(8)	Commenced operations on November 7, 2014.
(9)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(10)	Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.52%, 0.51%, 1.09%, 0.79%, 0.49%, 0.44% and 0.43% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(11)	Commenced operations on March 31, 2015.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.02%, 0.82%, 1.35%, 1.04%, 0.74% and 0.65% for Class A, Class I, Class R3, Class R4, Class R5 and Class R6, respectively.
(13)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.86%, 0.90%, 1.45%, 1.14%, 0.84%, 0.75% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(14)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(15)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(16)	Class L was merged into Class A on August 5, 2011.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 1.99%, 0.95%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(19)	Commenced operations on September 30, 2011.
(20)	Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.87% and 0.87% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(21)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

The accompanying notes are an integral part of these financial statements.

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Domestic Equity Funds

Notes to Financial Statements

April 30, 2016 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-five and four series, respectively, as of April 30, 2016. The financial statements for certain other series of the Companies are presented in separate reports. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (formerly, The Hartford Small/Mid Cap Equity Fund) (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford Small Cap Growth Fund (formerly, The Hartford SmallCap Growth Fund) (the “Small Cap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund offers Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in

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accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

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Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Capital Appreciation Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2016
Common Stock
Model	EV/EBITDA	8.7x to 15x	$42,153,767
Model	EV/Estimated Revenue	2.52x to 5.5x	11,870,853
Transaction	Trade Price	$1.92 to $107.91	26,310,852

Convertible Bonds
Transaction	Trade Price	$100	157,087

Preferred Stock
Model	EV/EBITDA	12.3x to 22.4x	1,101,189
Model	EV/Estimated Revenue	0.4x to 12.1x	61,486,689
Transaction	Trade Price	$2.03 to $249.87	211,848,162

Total			$354,928,599

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Growth Opportunities Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2016
Common Stock
Model	EV/EBITDA	8.7x to 15x	$22,864,919
Model	EV/Estimated Revenue	2.52x to 5.5x	6,590,261
Cost	Recent Trade Price	$50.19 to $107.91	10,927,086

Convertible Bonds
Cost	Recent Trade Price	$100	2,665,674

Preferred Stock
Model	EV/Estimated Revenue	0.4x to 12.1x	156,398,044
Cost	Recent Trade Price	$2.03 to $50.19	188,007,035

Total			$387,453,019

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Small Company Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2016
Common Stock
Model	EV/EBITDA	6.67x to 15x	$6,941,855
Model	EV/Estimated Revenue	3.7x to 3.9x	994,894

Preferred Stock
Model	EV/Estimated Revenue	1.4x to 8.54x	19,210,408
Cost	Recent Trade Price	$3.13 to $4.05	1,206,345

Total			$28,353,502

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

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Domestic Equity Funds

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April 30, 2016 (Unaudited)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the

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Domestic Equity Funds

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April 30, 2016 (Unaudited)

price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2016.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2016.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures,

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swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of April 30, 2016. Transactions involving written option contracts during the six-month period ended April 30, 2016, are summarized below:

Capital Appreciation Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	10,124	1,788,193
Expired	—	—
Closed	(10,124)	(1,788,193)
Exercised	—	—

End of Period	—	$—

d)	Additional Derivative Instrument Information:

Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$307,944	$—	$—	$—	$—	$307,944

Total	$—	$307,944	$—	$—	$—	$—	$307,944

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,919,367	$—	$—	$—	$—	$2,919,367

Total	$—	$2,919,367	$—	$—	$—	$—	$2,919,367

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April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on written options contracts	$—	$—	$—	$1,232,888	$—	$—	$1,232,888
Net realized gain (loss) on foreign currency contracts	—	767,836	—	—	—	—	767,836

Total	$—	$767,836	$—	$1,232,888	$—	$—	$2,000,724

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(4,666,973)	$—	$—	$—	$—	$(4,666,973)

Total	$—	$(4,666,973)	$—	$—	$—	$—	$(4,666,973)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Written Options Contracts	10,124
Foreign Currency Contracts Long	$16,125,864
Foreign Currency Contracts Short	$143,778,881

Core Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$308,859	$—	$—	$308,859

Total	$—	$—	$—	$308,859	$—	$—	$308,859

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$2,678,086	$—	$—	$2,678,086

Total	$—	$—	$—	$2,678,086	$—	$—	$2,678,086

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(307,564)	$—	$—	$(307,564)

Total	$—	$—	$—	$(307,564)	$—	$—	$(307,564)

141

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	220

Small Cap Core Fund

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$34,578	$—	$—	$34,578

Total	$—	$—	$—	$34,578	$—	$—	$34,578

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	570

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$47,587	$—	$—	$—	$—	$47,587

Total	$—	$47,587	$—	$—	$—	$—	$47,587

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$302,093	$—	$—	$—	$—	$302,093

Total	$—	$302,093	$—	$—	$—	$—	$302,093

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(48,872)	$—	$—	$—	$—	$(48,872)

Total	$—	$(48,872)	$—	$—	$—	$—	$(48,872)

142

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$3,774,749
Foreign Currency Contracts Short	$4,174,934

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2016:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$307,944	$(2,919,367)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	307,944	(2,919,367)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$307,944	$(2,919,367)

143

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$159,636	$—	$—	$—	$159,636
Bank of Montreal	148,308	—	—	—	148,308

Total	$307,944	$—	$—	$—	$307,944

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Credit Agricole	$(2,376,912)	$—	$—	$—	$(2,376,912)
State Street Global Markets LLC	(372,569)	—	—	—	(372,569)
Westpac International	(169,886)	—	—	—	(169,886)

Total	$(2,919,367)	$—	$—	$—	$(2,919,367)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(308,859)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(308,859)

Derivatives not subject to a MNA	—	308,859

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Value Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(47,587)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(47,587)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(47,587)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Westpac International	$(47,587)	$—	$—	$—	$(47,587)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

144

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

145

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$822,807,951	$2,237,888,021	$35,205,562	$489,231,763
Core Equity Fund	90,262	2,105,334	340,114	—
Dividend and Growth Fund	162,211,788	629,491,691	151,445,736	455,772,221
Equity Income Fund	80,701,672	92,612,789	70,154,139	94,333,683
Growth Opportunities Fund	160,915,364	503,348,303	—	103,085,097
Healthcare Fund	—	71,453,477	—	—
MidCap Fund	51,668,231	372,640,289	35,485,555	253,730,424
MidCap Value Fund	5,298,060	50,621,600	—	40,025,116
Small Cap Core Fund	754,527	6,438,937	4,287,299	5,680,938
Small Cap Growth Fund	1,285,472	31,630,787	11,810,397	23,986,305
Small Company Fund	31,750,362	113,672,421	33,923,886	58,522,150
Value Opportunities Fund	1,968,341	23,542,991	665,516	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$175,300,783	$718,849,385	$—	$409,758,109	$1,303,908,277
Core Equity Fund	1,320,363	11,991,440	—	43,554,430	56,866,233
Dividend and Growth Fund	20,758,194	624,692,631	(13,936,043)	1,774,941,684	2,406,456,466
Equity Income Fund	3,572,091	260,569,988	—	575,483,640	839,625,719
Growth Opportunities Fund	92,910,300	345,871,828	—	459,107,476	897,889,604
Healthcare Fund	47,714,695	174,703,589	—	219,187,012	441,605,296
MidCap Fund	—	367,178,118	(15,051,876)	1,061,054,272	1,413,180,514
MidCap Value Fund	1,299,738	34,914,566	(918,909)	59,650,821	94,946,216
Small Cap Core Fund	420,545	4,166,440	(3,722,341)	883,560	1,748,204
Small Cap Growth Fund	3,409,071	77,008,434	—	49,094,348	129,511,853
Small Company Fund	—	101,539,117	(5,273,174)	(16,837,678)	79,428,265
Value Opportunities Fund	6,183,797	15,415,070	—	(15,254,901)	6,343,966

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax

146

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	$(118,341)	$(4,393,523)	$4,511,864
Core Equity Fund	—	(2,722)	2,722
Dividend and Growth Fund	—	(96,568)	96,568
Equity Income Fund	—	(149,941)	149,941
Growth Opportunities Fund	975	1,391,018	(1,391,993)
Healthcare Fund	6,130	37,466,744	(37,472,874)
MidCap Fund	7,907	(91,358)	83,451
MidCap Value Fund	4	(77,353)	77,349
Small Cap Core Fund	—	(79,833)	79,833
Small Cap Growth Fund	—	2,273,174	(2,273,174)
Small Company Fund	(882,374)	432,048	450,326
Value Opportunities Fund	1,667	(197,240)	195,573

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017
Dividend and Growth Fund	$13,936,043	$—
MidCap Value Fund	918,909	—
Small Cap Core Fund	—	3,722,341

As a result of mergers involving the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2015, the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund utilized $19,010,716, $918,909, $1,861,170, $6,174,616, respectively, of prior year capital loss carryforwards.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. At October 31, 2015, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
MidCap Fund	$15,051,876
Small Company Fund	5,273,174

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of April 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

147

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

148

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Management Fee Rates
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Capital Appreciation Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Core Equity Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Dividend and Growth Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Equity Income Fund	0.012% on first $5 billion and;
0.010% over $5 billion

149

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Accounting Services Fee Rates
Growth Opportunities Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Healthcare Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

MidCap Fund	0.012% on first $5 billion and;
0.010% over $5 billion

MidCap Value Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Core Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Growth Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Small Company Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Value Opportunities Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2016, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA
Core Equity Fund	0.79%	1.54%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA
Equity Income Fund	1.25%	2.00%*	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
MidCap Fund	1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	0.85%	NA
MidCap Value Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%
Small Cap Core Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%
Small Cap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%

*	The reduction in amounts charged in connection with the Equity Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to the Equity Income Fund’s Class B shares to be 1.25%.

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.11%	2.01%	1.83%	0.80%	1.41%	1.11%	0.81%	0.71%	0.71%
Core Equity Fund	0.80%	1.55%	1.53%	0.52%	1.10%	0.80%	0.50%	0.45%	0.44%
Dividend and Growth Fund	1.03%	1.95%	1.77%	0.83%	1.36%	1.05%	0.75%	0.66%	0.65%
Equity Income Fund	1.04%	1.21%	1.77%	0.78%	1.37%	1.07%	0.77%	0.67%	0.67%
Growth Opportunities Fund	1.13%	2.05%	1.87%	0.91%	1.46%	1.15%	0.85%	0.76%	0.75%
Healthcare Fund	1.31%	2.20%	2.05%	1.03%	1.61%	1.30%	1.01%	—	0.90%
MidCap Fund	1.16%	2.06%	1.89%	0.95%	1.47%	1.16%	0.86%	0.76%	0.76%
MidCap Value Fund	1.28%	2.11%	2.00%	0.96%	1.54%	1.24%	0.94%	—	0.83%
Small Cap Core Fund	1.32%	2.07%	2.07%	1.01%	1.52%	1.22%	0.92%	—	0.87%
Small Cap Growth Fund	1.26%	2.08%	1.94%	0.99%	1.50%	1.18%	0.88%	0.78%	0.78%
Small Company Fund	1.40%	2.15%	2.12%	1.15%	1.55%	1.25%	0.95%	0.88%	0.88%
Value Opportunities Fund	1.25%	2.10%	1.96%	0.93%	1.54%	1.21%	0.91%	—	0.80%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$2,849,707	$42,475
Core Equity Fund	2,732,510	21,612
Dividend and Growth Fund	3,437,392	22,507
Equity Income Fund	1,995,839	40,994
Growth Opportunities Fund	2,921,932	51,173
Healthcare Fund	3,411,195	43,973
MidCap Fund	4,420,453	26,978
MidCap Value Fund	850,239	16,008
Small Cap Core Fund	47,704	723
Small Cap Growth Fund	52,262	2,886
Small Company Fund	493,781	1,411
Value Opportunities Fund	138,479	2,319

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective July 1, 2013, there was a reduction in the amount charged in connection with Equity Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at other such intervals as the respective Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2016, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
The Hartford Capital Appreciation Fund	$17,524
Hartford Core Equity Fund	2,063
The Hartford Dividend and Growth Fund	13,461
The Hartford Equity Income Fund	6,263
The Hartford Growth Opportunities Fund	8,826
The Hartford Healthcare Fund	2,846
The Hartford MidCap Fund	9,102
The Hartford MidCap Value Fund	768
Hartford Small Cap Core Fund	276
The Hartford Small Cap Growth Fund	1,675
The Hartford Small Company Fund	1,251
The Hartford Value Opportunities Fund	452

152

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

8.	Affiliate Holdings:

As of April 30, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—	—	%*	—
Core Equity Fund	—	—	—	—	—	—	—	—	%*	—
Dividend and Growth Fund	—	—	—	—	—	—	—	—	%*	—
Equity Income Fund	—	—	—	—	—	—	—	—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—	—	1%		—
Healthcare Fund	—	—	—	—	—	—	—	—		—
MidCap Fund	—	—	—	—	—	—	—	—	%*	—
MidCap Value Fund	—	—	—	—	—	—	—	—		—
Small Cap Core Fund	—	—	—	—	—	3%	24%	—		—
Small Cap Growth Fund	—	—	—	—	—	—	—	—	%*	—
Small Company Fund	—	—	—	—	—	—	—	—	%*	—
Value Opportunities Fund	—	—	—	—	—	—	6%	—		11%

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4		Class R5		Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—		—		—	%*	—
Core Equity Fund	—	—	—	—	—	—		—		—	%*	—
Dividend and Growth Fund	—	—	—	—	—	—		—		—	%*	—
Equity Income Fund	—	—	—	—	—	—		—		—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—		—		—	%*	—
Healthcare Fund	—	—	—	—	—	—		—		—		—
MidCap Fund	—	—	—	—	—	—		—		—	%*	—
MidCap Value Fund	—	—	—	—	—	—		—		—		—
Small Cap Core Fund	—	—	—	—	—	—	%*	—	%*	—		—
Small Cap Growth Fund	—	—	—	—	—	—		—		—	%*	—
Small Company Fund	—	—	—	—	—	—		—		—	%*	—
Value Opportunities Fund	—	—	—	—	—	—		—	%*	—		—	%*

*	Percentage rounds to zero.

As of April 30, 2016, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Class Y
Capital Appreciation Fund	8%
Core Equity Fund	12%
Dividend and Growth Fund	13%
Equity Income Fund	7%
Growth Opportunities Fund	3%
MidCap Fund	4%
MidCap Value Fund	13%
Small Cap Core Fund	65%
Small Cap Growth Fund	4%
Small Company Fund	1%

153

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

9.	Investment Transactions:

For the six-month period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$4,611,826,718	$5,355,061,008
Core Equity Fund	$1,312,147,545	$129,363,484
Dividend and Growth Fund	$893,842,509	$945,024,880
Equity Income Fund	$235,480,152	$232,777,675
Growth Opportunities Fund	$3,072,523,236	$3,312,093,880
Healthcare Fund	$313,382,579	$253,141,047
MidCap Fund	$1,349,711,499	$685,035,274
MidCap Value Fund	$129,271,362	$177,767,414
Small Cap Core Fund	$190,733,226	$74,757,043
Small Cap Growth Fund	$181,302,873	$283,312,095
Small Company Fund	$313,375,714	$420,488,252
Value Opportunities Fund	$51,417,260	$80,439,774

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	$—	$—
Dividend and Growth Fund	$—	$—
Equity Income Fund	$—	$—
Growth Opportunities Fund	$—	$—
Healthcare Fund	$—	$—
MidCap Fund	$—	$—
MidCap Value Fund	$—	$—
Small Cap Core Fund	$—	$—
Small Cap Growth Fund	$—	$—
Small Company Fund	$—	$—
Value Opportunities Fund	$—	$—

Fund	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$4,611,826,718	$5,355,061,008
Core Equity Fund	$1,312,147,545	$129,363,484
Dividend and Growth Fund	$893,842,509	$945,024,880
Equity Income Fund	$235,480,152	$232,777,675
Growth Opportunities Fund	$3,072,523,236	$3,312,093,880
Healthcare Fund	$313,382,579	$253,141,047
MidCap Fund	$1,349,711,499	$685,035,274
MidCap Value Fund	$129,271,362	$177,767,414
Small Cap Core Fund	$190,733,226	$74,757,043
Small Cap Growth Fund	$181,302,873	$283,312,095
Small Company Fund	$313,375,714	$420,488,252
Value Opportunities Fund	$51,417,260	$80,439,774

154

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2016, and the year ended October 31, 2015:

Capital Appreciation Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,454,472	$149,160,304	8,604,580	$333,653,424
Shares Issued for Reinvested Dividends	13,199,446	445,797,631	39,450,036	1,435,297,361
Shares Redeemed	(12,995,781)	(436,081,193)	(22,660,299)	(879,292,583)
Shares converted (from) Class B into Class A	219,331	7,269,490	433,572	16,942,456

Net Increase (Decrease)	4,877,468	166,146,232	25,827,889	906,600,658

Class B
Shares Sold	25,012	$668,430	125,482	$3,791,355
Shares Issued for Reinvested Dividends	534,975	14,331,984	2,401,841	71,262,614
Shares Redeemed	(1,562,615)	(41,587,594)	(3,206,554)	(102,590,050)
Shares converted (from) Class B into Class A	(275,232)	(7,269,490)	(529,367)	(16,942,456)

Net Increase (Decrease)	(1,277,860)	(33,856,670)	(1,208,598)	(44,478,537)

Class C
Shares Sold	1,873,872	$51,007,913	4,522,335	$142,113,524
Shares Issued for Reinvested Dividends	5,681,816	154,884,688	16,774,281	504,738,612
Shares Redeemed	(6,962,048)	(191,095,329)	(10,307,386)	(331,578,059)

Net Increase (Decrease)	593,640	14,797,272	10,989,230	315,274,077

Class I
Shares Sold	3,620,209	$119,854,120	7,935,326	$303,122,755
Shares Issued for Reinvested Dividends	2,620,805	89,030,968	8,069,183	295,017,658
Shares Redeemed	(8,717,175)	(293,666,700)	(14,932,080)	(596,756,548)

Net Increase (Decrease)	(2,476,161)	(84,781,612)	1,072,429	1,383,865

Class R3
Shares Sold	198,266	$7,259,785	353,499	$14,827,069
Shares Issued for Reinvested Dividends	253,743	9,266,695	817,356	31,974,965
Shares Redeemed	(418,964)	(15,168,909)	(764,095)	(32,095,766)

Net Increase (Decrease)	33,045	1,357,571	406,760	14,706,268

Class R4
Shares Sold	507,551	$18,690,718	808,025	$34,196,038
Shares Issued for Reinvested Dividends	339,012	12,730,756	1,055,199	42,295,276
Shares Redeemed	(718,570)	(27,263,136)	(1,194,615)	(51,746,597)

Net Increase (Decrease)	127,993	4,158,338	668,609	24,744,717

Class R5
Shares Sold	65,686	$2,459,092	164,540	$7,125,982
Shares Issued for Reinvested Dividends	107,579	4,125,853	325,251	13,284,424
Shares Redeemed	(160,605)	(6,036,309)	(345,332)	(15,562,433)

Net Increase (Decrease)	12,660	548,636	144,459	4,847,973

155

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R6(1)
Shares Sold	1,489,449	$55,161,366	184	$10,000
Shares Issued for Reinvested Dividends	21	813	58	2,380
Shares Redeemed	(14,554)	(548,458)	—	—

Net Increase (Decrease)	1,474,916	54,613,721	242	12,380

Class Y
Shares Sold	562,562	$21,044,452	1,627,542	$71,597,851
Shares Issued for Reinvested Dividends	2,246,149	86,612,131	7,354,682	301,886,684
Shares Redeemed	(6,336,238)	(258,840,798)	(3,601,661)	(161,039,317)

Net Increase (Decrease)	(3,527,527)	(151,184,215)	5,380,563	212,445,218

Total Net Increase (Decrease)	(161,826)	$(28,200,727)	43,281,583	$1,435,536,619

(1)	Commenced operations on November 7, 2014.

Core Equity Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	19,234,968	$438,085,205	7,444,636	$174,038,955
Shares Issued for Reinvested Dividends	247,664	5,759,441	76,842	1,686,680
Shares Redeemed	(2,992,395)	(68,169,045)	(2,169,162)	(50,685,558)
Shares converted (from) Class B into Class A	16,777	387,628	18,554	431,966

Net Increase (Decrease)	16,507,014	376,063,229	5,370,870	125,472,043

Class B
Shares Sold	6,369	$137,705	18,579	$408,227
Shares Issued for Reinvested Dividends	1,392	29,911	1,228	25,192
Shares Redeemed	(13,987)	(298,473)	(19,777)	(428,734)
Shares converted (from) Class B into Class A	(18,113)	(387,628)	(19,894)	(431,966)

Net Increase (Decrease)	(24,339)	(518,485)	(19,864)	(427,281)

Class C
Shares Sold	6,419,097	$136,939,512	2,519,657	$54,624,884
Shares Issued for Reinvested Dividends	74,466	1,596,545	13,706	280,427
Shares Redeemed	(445,789)	(9,473,453)	(216,627)	(4,682,918)

Net Increase (Decrease)	6,047,774	129,062,604	2,316,736	50,222,393

Class I(1)
Shares Sold	17,872,640	$406,624,971	5,769,687	$136,019,637
Shares Issued for Reinvested Dividends	124,899	2,917,766	—	—
Shares Redeemed	(2,332,327)	(53,302,557)	(97,754)	(2,291,268)

Net Increase (Decrease)	15,665,212	356,240,180	5,671,933	133,728,369

156

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	757,771	$17,673,671	194,394	$4,657,643
Shares Issued for Reinvested Dividends	5,751	136,015	185	4,137
Shares Redeemed	(73,601)	(1,693,392)	(8,115)	(190,065)

Net Increase (Decrease)	689,921	16,116,294	186,464	4,471,715

Class R4
Shares Sold	2,914,761	$68,213,549	912,065	$21,951,992
Shares Issued for Reinvested Dividends	18,321	438,819	930	20,981
Shares Redeemed	(217,446)	(5,224,089)	(61,858)	(1,502,474)

Net Increase (Decrease)	2,715,636	63,428,279	851,137	20,470,499

Class R5
Shares Sold	2,226,374	$51,657,338	1,183,789	$28,088,675
Shares Issued for Reinvested Dividends	25,242	593,664	684	15,632
Shares Redeemed	(245,350)	(5,593,927)	(88,603)	(2,095,270)

Net Increase (Decrease)	2,006,266	46,657,075	1,095,870	26,009,037

Class R6(1)
Shares Sold	98,421	$2,344,278	24,821	$584,344
Shares Issued for Reinvested Dividends	985	23,260	—	—
Shares Redeemed	(12,361)	(289,214)	(272)	(6,603)

Net Increase (Decrease)	87,045	2,078,324	24,549	577,741

Class Y
Shares Sold	11,488,559	$271,764,921	856,126	$20,398,568
Shares Issued for Reinvested Dividends	56,439	1,349,052	4,947	113,341
Shares Redeemed	(802,431)	(18,376,285)	(197,379)	(4,601,031)

Net Increase (Decrease)	10,742,567	254,737,688	663,694	15,910,878

Total Net Increase (Decrease)	54,437,096	$1,243,865,188	16,161,389	$376,435,394

(1)	Commenced operations on March 31, 2015.

Dividend and Growth Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,777,502	$152,092,030	12,016,958	$303,232,662
Shares Issued for Reinvested Dividends	14,713,785	326,517,868	14,957,792	368,350,623
Shares Redeemed	(10,441,815)	(234,882,447)	(18,008,635)	(454,396,622)
Shares converted (from) Class B into Class A	144,491	3,232,942	326,290	8,305,930

Net Increase (Decrease)	11,193,963	246,960,393	9,292,405	225,492,593

157

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	11,458	$252,706	39,414	$971,331
Shares Issued for Reinvested Dividends	165,523	3,594,051	257,625	6,221,065
Shares Redeemed	(469,877)	(10,383,527)	(922,713)	(23,027,380)
Shares converted (from) Class B into Class A	(147,391)	(3,232,942)	(332,516)	(8,305,930)

Net Increase (Decrease)	(440,287)	(9,769,712)	(958,190)	(24,140,914)

Class C
Shares Sold	1,202,931	$26,325,858	2,219,857	$54,642,950
Shares Issued for Reinvested Dividends	1,816,517	39,092,860	1,756,993	42,118,336
Shares Redeemed	(1,904,775)	(41,534,407)	(2,499,690)	(61,397,703)

Net Increase (Decrease)	1,114,673	23,884,311	1,477,160	35,363,583

Class I
Shares Sold	6,153,075	$137,500,567	10,992,405	$276,474,917
Shares Issued for Reinvested Dividends	6,867,061	151,804,194	7,533,771	184,802,630
Shares Redeemed	(7,130,675)	(159,863,065)	(19,500,002)	(493,177,603)

Net Increase (Decrease)	5,889,461	129,441,696	(973,826)	(31,900,056)

Class R3
Shares Sold	316,916	$7,176,574	598,838	$15,312,528
Shares Issued for Reinvested Dividends	310,516	6,959,855	329,360	8,188,504
Shares Redeemed	(415,745)	(9,581,853)	(896,450)	(22,898,541)

Net Increase (Decrease)	211,687	4,554,576	31,748	602,491

Class R4
Shares Sold	746,842	$17,023,290	1,494,841	$38,162,936
Shares Issued for Reinvested Dividends	418,341	9,437,122	418,695	10,461,289
Shares Redeemed	(1,024,399)	(23,907,790)	(1,786,856)	(45,985,228)

Net Increase (Decrease)	140,784	2,552,622	126,680	2,638,997

Class R5
Shares Sold	1,521,835	$34,163,059	2,753,299	$69,994,979
Shares Issued for Reinvested Dividends	631,667	14,307,425	605,686	15,180,069
Shares Redeemed	(1,364,210)	(31,221,402)	(2,580,670)	(66,495,496)

Net Increase (Decrease)	789,292	17,249,082	778,315	18,679,552

Class R6(1)
Shares Sold	109,908	$2,537,945	360	$10,000
Shares Issued for Reinvested Dividends	40	901	40	1,001
Shares Redeemed	(770)	(17,999)	—	—

Net Increase (Decrease)	109,178	2,520,847	400	11,001

Class Y
Shares Sold	7,295,769	$179,829,959	4,381,897	$112,032,155
Shares Issued for Reinvested Dividends	5,562,946	126,038,194	5,263,031	132,001,896
Shares Redeemed	(6,636,371)	(152,572,734)	(6,393,961)	(165,600,561)

Net Increase (Decrease)	6,222,344	153,295,419	3,250,967	78,433,490

Total Net Increase (Decrease)	25,231,095	$570,689,234	13,025,659	$305,180,737

(1)	Commenced operations on November 7, 2014.

158

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Equity Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,904,871	$100,064,378	12,406,343	$231,741,068
Shares Issued for Reinvested Dividends	8,709,020	145,669,869	4,668,164	85,747,162
Shares Redeemed	(8,755,144)	(149,185,515)	(25,615,666)	(479,522,316)
Shares converted (from) Class B into Class A	23,594	395,801	39,384	745,386

Net Increase (Decrease)	5,882,341	96,944,533	(8,501,775)	(161,288,700)

Class B
Shares Sold	17,294	$295,076	30,930	$576,013
Shares Issued for Reinvested Dividends	63,245	1,057,946	44,628	821,014
Shares Redeemed	(202,697)	(3,482,033)	(427,645)	(8,020,430)
Shares converted (from) Class B into Class A	(23,574)	(395,801)	(39,364)	(745,386)

Net Increase (Decrease)	(145,732)	(2,524,812)	(391,451)	(7,368,789)

Class C
Shares Sold	2,247,971	$37,942,731	4,182,849	$78,031,978
Shares Issued for Reinvested Dividends	2,022,152	33,580,962	895,341	16,360,992
Shares Redeemed	(2,818,817)	(47,805,495)	(4,493,757)	(83,383,140)

Net Increase (Decrease)	1,451,306	23,718,198	584,433	11,009,830

Class I
Shares Sold	8,237,082	$138,437,846	12,942,674	$241,104,734
Shares Issued for Reinvested Dividends	3,934,580	65,558,029	2,233,625	40,861,565
Shares Redeemed	(10,998,358)	(184,599,165)	(17,931,867)	(331,672,319)

Net Increase (Decrease)	1,173,304	19,396,710	(2,755,568)	(49,706,020)

Class R3
Shares Sold	305,634	$5,200,341	752,875	$14,093,619
Shares Issued for Reinvested Dividends	255,137	4,268,114	128,915	2,368,752
Shares Redeemed	(460,187)	(7,912,006)	(949,453)	(17,600,794)

Net Increase (Decrease)	100,584	1,556,449	(67,663)	(1,138,423)

Class R4
Shares Sold	586,625	$10,034,167	953,664	$17,916,880
Shares Issued for Reinvested Dividends	305,445	5,120,815	160,057	2,944,963
Shares Redeemed	(669,348)	(11,663,613)	(1,160,922)	(21,827,440)

Net Increase (Decrease)	222,722	3,491,369	(47,201)	(965,597)

Class R5
Shares Sold	546,812	$9,312,644	1,535,456	$29,033,653
Shares Issued for Reinvested Dividends	328,344	5,529,332	213,556	3,949,733
Shares Redeemed	(1,133,105)	(19,691,332)	(2,463,301)	(46,471,894)

Net Increase (Decrease)	(257,949)	(4,849,356)	(714,289)	(13,488,508)

Class R6(1)
Shares Sold	25,921	$447,398	859,969	$16,138,642
Shares Issued for Reinvested Dividends	69,799	1,178,706	4,802	82,137
Shares Redeemed	(30,251)	(542,868)	(127,008)	(2,340,024)

Net Increase (Decrease)	65,469	1,083,236	737,763	13,880,755

159

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	10,221,492	$173,939,818	2,821,312	$53,229,407
Shares Issued for Reinvested Dividends	1,314,105	22,228,156	610,214	11,286,490
Shares Redeemed	(3,311,523)	(57,340,811)	(2,693,960)	(50,752,885)

Net Increase (Decrease)	8,224,074	138,827,163	737,566	13,763,012

Total Net Increase (Decrease)	16,716,119	$277,643,490	(10,418,185)	$(195,302,440)

(1)	Commenced operations on November 7, 2014.

Growth Opportunities Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,472,365	$199,881,317	11,323,600	$454,945,077
Shares Issued for Reinvested Dividends	4,073,058	149,929,276	7,036,698	255,994,798
Shares Redeemed	(5,635,183)	(202,165,553)	(7,072,624)	(281,437,556)
Shares converted (from) Class B into Class A	46,441	1,649,975	57,219	2,307,502

Net Increase (Decrease)	3,956,681	149,295,015	11,344,893	431,809,821

Class B
Shares Sold	13,218	$333,390	46,564	$1,295,900
Shares Issued for Reinvested Dividends	60,096	1,521,632	167,713	4,395,762
Shares Redeemed	(179,344)	(4,503,352)	(271,213)	(7,881,876)
Shares converted (from) Class B into Class A	(67,374)	(1,649,975)	(79,370)	(2,307,502)

Net Increase (Decrease)	(173,404)	(4,298,305)	(136,306)	(4,497,716)

Class C
Shares Sold	4,001,625	$103,448,834	6,195,981	$179,904,333
Shares Issued for Reinvested Dividends	1,506,379	38,578,363	1,801,666	47,618,034
Shares Redeemed	(1,811,927)	(45,277,909)	(1,744,057)	(50,580,668)

Net Increase (Decrease)	3,696,077	96,749,288	6,253,590	176,941,699

Class I
Shares Sold	13,283,480	$499,920,021	27,012,976	$1,115,541,986
Shares Issued for Reinvested Dividends	4,479,450	170,818,254	6,332,967	237,296,256
Shares Redeemed	(26,072,740)	(954,677,201)	(14,068,624)	(579,444,912)

Net Increase (Decrease)	(8,309,810)	(283,938,926)	19,277,319	773,393,330

Class R3
Shares Sold	294,653	$10,626,366	487,697	$19,838,065
Shares Issued for Reinvested Dividends	92,026	3,425,213	133,408	4,918,740
Shares Redeemed	(165,343)	(5,945,999)	(219,197)	(8,789,268)

Net Increase (Decrease)	221,336	8,105,580	401,908	15,967,537

160

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	518,807	$19,631,518	421,498	$17,654,988
Shares Issued for Reinvested Dividends	119,352	4,608,198	215,215	8,182,472
Shares Redeemed	(189,287)	(7,049,929)	(363,791)	(14,935,940)

Net Increase (Decrease)	448,872	17,189,787	272,922	10,901,520

Class R5
Shares Sold	505,322	$19,109,478	618,748	$26,681,559
Shares Issued for Reinvested Dividends	244,389	9,743,509	437,027	17,052,786
Shares Redeemed	(259,636)	(10,117,307)	(441,324)	(19,054,253)

Net Increase (Decrease)	490,075	18,735,680	614,451	24,680,092

Class R6(1)
Shares Sold	24,396	$1,019,279	212	$10,000
Shares Issued for Reinvested Dividends	1,420	57,208	42	1,642
Shares Redeemed	(3,170)	(122,437)	—	—

Net Increase (Decrease)	22,646	954,050	254	11,642

Class Y
Shares Sold	4,470,755	$181,400,789	2,803,664	$122,559,813
Shares Issued for Reinvested Dividends	393,230	15,865,607	283,158	11,147,947
Shares Redeemed	(3,895,792)	(141,633,072)	(265,048)	(11,563,390)

Net Increase (Decrease)	968,193	55,633,324	2,821,774	122,144,370

Total Net Increase (Decrease)	1,320,666	$58,425,493	40,850,805	$1,551,352,295

(1)	Commenced operations on November 7, 2014.

Healthcare Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,405,208	$148,140,811	11,012,713	$434,672,549
Shares Issued for Reinvested Dividends	3,434,928	119,540,110	1,147,667	40,592,988
Shares Redeemed	(4,682,337)	(153,800,879)	(4,941,855)	(194,574,979)
Shares converted (from) Class B into Class A	20,235	659,059	40,707	1,614,202

Net Increase (Decrease)	3,178,034	114,539,101	7,259,232	282,304,760

Class B
Shares Sold	5,739	$162,226	42,562	$1,452,761
Shares Issued for Reinvested Dividends	26,330	772,283	23,436	721,123
Shares Redeemed	(55,123)	(1,539,247)	(183,572)	(6,280,362)
Shares converted (from) Class B into Class A	(23,736)	(659,059)	(46,907)	(1,614,202)

Net Increase (Decrease)	(46,790)	(1,263,797)	(164,481)	(5,720,680)

161

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,246,385	$36,348,515	4,269,544	$147,066,831
Shares Issued for Reinvested Dividends	1,440,836	42,778,689	398,445	12,359,998
Shares Redeemed	(1,345,082)	(37,674,388)	(903,015)	(30,688,696)

Net Increase (Decrease)	1,342,139	41,452,816	3,764,974	128,738,133

Class I
Shares Sold	3,004,840	$103,236,096	4,134,542	$167,660,812
Shares Issued for Reinvested Dividends	920,168	33,239,324	224,482	8,182,379
Shares Redeemed	(2,511,203)	(83,924,506)	(1,344,725)	(53,784,451)

Net Increase (Decrease)	1,413,805	52,550,914	3,014,299	122,058,740

Class R3
Shares Sold	348,414	$12,037,005	830,362	$33,178,788
Shares Issued for Reinvested Dividends	213,051	7,622,444	76,789	2,793,593
Shares Redeemed	(386,832)	(12,810,345)	(494,308)	(19,333,572)

Net Increase (Decrease)	174,633	6,849,104	412,843	16,638,809

Class R4
Shares Sold	236,595	$8,338,795	653,744	$27,160,321
Shares Issued for Reinvested Dividends	166,989	6,202,127	51,929	1,946,281
Shares Redeemed	(401,999)	(13,985,539)	(220,010)	(9,060,281)

Net Increase (Decrease)	1,585	555,383	485,663	20,046,321

Class R5
Shares Sold	39,269	$1,443,827	121,122	$5,122,901
Shares Issued for Reinvested Dividends	17,672	678,660	4,336	166,891
Shares Redeemed	(47,920)	(1,687,367)	(57,980)	(2,443,721)

Net Increase (Decrease)	9,021	435,120	67,478	2,846,071

Class Y
Shares Sold	1,022,633	$35,059,793	88,958	$3,819,043
Shares Issued for Reinvested Dividends	36,242	1,403,996	9,967	386,236
Shares Redeemed	(47,907)	(1,682,611)	(43,874)	(1,839,046)

Net Increase (Decrease)	1,010,968	34,781,178	55,051	2,366,233

Total Net Increase (Decrease)	7,083,395	$249,899,819	14,895,059	$569,278,387

MidCap Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,797,956	$205,383,091	10,462,119	$274,164,377
Shares Issued for Reinvested Dividends	6,427,456	149,631,173	7,470,845	181,840,374
Shares Redeemed	(6,011,165)	(138,805,921)	(9,660,007)	(252,283,990)
Shares converted (from) Class B into Class A	39,504	905,254	68,384	1,802,263

Net Increase (Decrease)	9,253,751	217,113,597	8,341,341	205,523,024

162

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	17,262	$298,277	23,613	$471,357
Shares Issued for Reinvested Dividends	132,790	2,286,638	187,726	3,502,970
Shares Redeemed	(162,538)	(2,793,517)	(257,138)	(5,169,464)
Shares converted (from) Class B into Class A	(53,282)	(905,254)	(89,281)	(1,802,263)

Net Increase (Decrease)	(65,768)	(1,113,856)	(135,080)	(2,997,400)

Class C
Shares Sold	3,829,786	$68,940,995	5,921,976	$122,034,608
Shares Issued for Reinvested Dividends	3,179,938	56,602,900	3,259,674	62,553,351
Shares Redeemed	(2,892,082)	(50,996,585)	(3,502,721)	(72,183,416)

Net Increase (Decrease)	4,117,642	74,547,310	5,678,929	112,404,543

Class I
Shares Sold	18,661,470	$426,472,353	9,134,353	$242,271,345
Shares Issued for Reinvested Dividends	2,076,246	49,331,615	2,049,424	50,702,742
Shares Redeemed	(6,106,418)	(142,805,883)	(4,953,818)	(131,932,964)

Net Increase (Decrease)	14,631,298	332,998,085	6,229,959	161,041,123

Class R3
Shares Sold	346,879	$8,996,016	1,014,643	$29,284,893
Shares Issued for Reinvested Dividends	188,534	4,877,369	186,911	5,033,512
Shares Redeemed	(421,636)	(10,983,644)	(446,025)	(12,878,581)

Net Increase (Decrease)	113,777	2,889,741	755,529	21,439,824

Class R4
Shares Sold	2,219,244	$60,678,593	2,647,260	$77,464,695
Shares Issued for Reinvested Dividends	301,787	8,021,498	291,617	8,028,220
Shares Redeemed	(1,134,417)	(31,057,618)	(1,482,784)	(44,180,185)

Net Increase (Decrease)	1,386,614	37,642,473	1,456,093	41,312,730

Class R5
Shares Sold	1,415,987	$38,564,480	2,598,401	$77,353,888
Shares Issued for Reinvested Dividends	387,079	10,462,742	351,572	9,801,832
Shares Redeemed	(761,974)	(20,548,065)	(1,089,636)	(32,657,991)

Net Increase (Decrease)	1,041,092	28,479,157	1,860,337	54,497,729

Class R6(1)
Shares Sold	319,657	$9,293,476	41,661	$1,251,491
Shares Issued for Reinvested Dividends	16,800	457,136	31	858
Shares Redeemed	(24,750)	(650,780)	(1,482)	(45,282)

Net Increase (Decrease)	311,707	9,099,832	40,210	1,207,067

Class Y
Shares Sold	13,973,684	$372,445,230	12,525,770	$375,931,667
Shares Issued for Reinvested Dividends	2,668,794	72,591,201	3,104,776	86,995,819
Shares Redeemed	(3,594,104)	(96,950,583)	(11,000,352)	(329,061,962)

Net Increase (Decrease)	13,048,374	348,085,848	4,630,194	133,865,524

Total Net Increase (Decrease)	43,838,487	$1,049,742,187	28,857,512	$728,294,164

(1)	Commenced operations on November 7, 2014.

163

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

MidCap Value Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,945,749	$39,656,459	2,280,934	$35,329,778
Shares Issued for Reinvested Dividends	1,281,207	17,390,702	1,747,300	25,055,811
Shares Redeemed	(1,355,472)	(18,073,214)	(2,149,868)	(33,095,942)
Shares converted (from) Class B into Class A	13,337	175,920	23,801	369,572

Net Increase (Decrease)	2,884,821	39,149,867	1,902,167	27,659,219

Class B
Shares Sold	6,462	$76,851	5,042	$68,433
Shares Issued for Reinvested Dividends	9,900	115,336	20,894	262,016
Shares Redeemed	(24,582)	(274,757)	(35,586)	(479,394)
Shares converted (from) Class B into Class A	(15,510)	(175,920)	(27,192)	(369,572)

Net Increase (Decrease)	(23,730)	(258,490)	(36,842)	(518,517)

Class C
Shares Sold	267,208	$3,096,069	496,996	$6,667,704
Shares Issued for Reinvested Dividends	276,461	3,206,945	371,518	4,636,545
Shares Redeemed	(423,644)	(4,857,417)	(515,255)	(6,927,429)

Net Increase (Decrease)	120,025	1,445,597	353,259	4,376,820

Class I
Shares Sold	875,146	$11,715,844	882,874	$13,548,799
Shares Issued for Reinvested Dividends	164,226	2,248,438	232,153	3,359,439
Shares Redeemed	(840,535)	(10,613,920)	(1,365,576)	(21,114,428)

Net Increase (Decrease)	198,837	3,350,362	(250,549)	(4,206,190)

Class R3
Shares Sold	213,923	$2,878,124	292,165	$4,704,497
Shares Issued for Reinvested Dividends	47,551	677,606	70,619	1,059,988
Shares Redeemed	(85,514)	(1,170,198)	(301,485)	(4,841,250)

Net Increase (Decrease)	175,960	2,385,532	61,299	923,235

Class R4
Shares Sold	212,681	$3,325,970	316,535	$5,132,507
Shares Issued for Reinvested Dividends	61,300	884,310	60,130	913,209
Shares Redeemed	(144,544)	(2,007,191)	(182,378)	(2,967,493)

Net Increase (Decrease)	129,437	2,203,089	194,287	3,078,223

Class R5
Shares Sold	169,424	$2,493,236	404,683	$6,803,907
Shares Issued for Reinvested Dividends	24,999	364,801	20,697	317,777
Shares Redeemed	(114,034)	(1,616,529)	(117,576)	(1,937,877)

Net Increase (Decrease)	80,389	1,241,508	307,804	5,183,807

164

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	621,147	$8,473,697	997,074	$16,215,198
Shares Issued for Reinvested Dividends	742,877	10,866,975	1,175,452	18,085,601
Shares Redeemed	(5,577,889)	(81,166,571)	(1,743,771)	(29,022,105)

Net Increase (Decrease)	(4,213,865)	(61,825,899)	428,755	5,278,694

Total Net Increase (Decrease)	(648,126)	$(12,308,434)	2,960,180	$41,775,291

Small Cap Core Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	348,585	$3,885,577	627,385	$8,180,849
Shares Issued for Reinvested Dividends	267,017	2,973,909	420,436	5,202,022
Shares Redeemed	(494,587)	(5,489,645)	(883,557)	(11,501,366)
Shares converted (from) Class B into Class A	16,709	183,159	44,124	580,562

Net Increase (Decrease)	137,724	1,553,000	208,388	2,462,067

Class B
Shares Sold	471	$4,919	1,121	$13,428
Shares Issued for Reinvested Dividends	9,645	100,111	24,551	284,304
Shares Redeemed	(28,411)	(296,899)	(61,908)	(762,004)
Shares converted (from) Class B into Class A	(17,903)	(183,159)	(46,890)	(580,562)

Net Increase (Decrease)	(36,198)	(375,028)	(83,126)	(1,044,834)

Class C
Shares Sold	63,709	$651,406	133,441	$1,629,510
Shares Issued for Reinvested Dividends	75,093	768,199	112,859	1,288,848
Shares Redeemed	(156,359)	(1,584,093)	(166,903)	(2,003,496)

Net Increase (Decrease)	(17,557)	(164,488)	79,397	914,862

Class I(1)
Shares Sold	20,505	$237,518	206,508	$2,699,286
Shares Issued for Reinvested Dividends	11,604	129,624	—	—
Shares Redeemed	(42,914)	(460,229)	(10,208)	(131,076)

Net Increase (Decrease)	(10,805)	(93,087)	196,300	2,568,210

Class R3
Shares Sold	19,072	$203,775	24,567	$323,223
Shares Issued for Reinvested Dividends	3,778	43,183	4,189	53,140
Shares Redeemed	(11,476)	(130,338)	(4,524)	(60,510)

Net Increase (Decrease)	11,374	116,620	24,232	315,853

Class R4
Shares Sold	10,275	$112,677	17,673	$241,773
Shares Issued for Reinvested Dividends	1,552	17,826	2,874	36,652
Shares Redeemed	(33,334)	(367,284)	(8,915)	(121,316)

Net Increase (Decrease)	(21,507)	(236,781)	11,632	157,109

165

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	—	$—	1,203	$16,717
Shares Issued for Reinvested Dividends	1,087	12,566	1,608	20,616
Shares Redeemed	(14,420)	(165,254)	—	—

Net Increase (Decrease)	(13,333)	(152,688)	2,811	37,333

Class Y
Shares Sold	10,887,421	$125,770,753	87,586	$1,226,283
Shares Issued for Reinvested Dividends	60,169	710,300	5,845	74,879
Shares Redeemed	(662,074)	(7,626,895)	(8,022)	(108,768)

Net Increase (Decrease)	10,285,516	118,854,158	85,409	1,192,394

Total Net Increase (Decrease)	10,335,214	$119,501,706	525,043	$6,602,994

(1)	Commenced operations on March 31, 2015.

Small Cap Growth Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	129,662	$5,719,884	1,018,778	$50,362,617
Shares Issued for Reinvested Dividends	446,036	19,402,564	219,479	10,280,405
Shares Redeemed	(795,846)	(32,365,899)	(1,152,453)	(58,789,421)
Shares converted (from) Class B into Class A	5,997	247,731	10,028	510,002

Net Increase (Decrease)	(214,151)	(6,995,720)	95,832	2,363,603

Class B
Shares Sold	20	$689	241	$9,307
Shares Issued for Reinvested Dividends	4,012	138,286	3,349	128,001
Shares Redeemed	(8,415)	(279,497)	(20,345)	(841,075)
Shares converted (from) Class B into Class A	(7,563)	(247,731)	(12,318)	(510,002)

Net Increase (Decrease)	(11,946)	(388,253)	(29,073)	(1,213,769)

Class C
Shares Sold	23,648	$804,440	274,823	$11,069,192
Shares Issued for Reinvested Dividends	135,865	4,642,494	60,618	2,296,226
Shares Redeemed	(175,951)	(5,831,366)	(177,177)	(7,165,032)

Net Increase (Decrease)	(16,438)	(384,432)	158,264	6,200,386

Class I
Shares Sold	982,458	$42,990,670	3,405,198	$173,409,186
Shares Issued for Reinvested Dividends	333,611	14,882,404	98,145	4,689,390
Shares Redeemed	(2,374,899)	(102,223,483)	(1,601,877)	(82,837,725)

Net Increase (Decrease)	(1,058,830)	(44,350,409)	1,901,466	95,260,851

166

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	47,167	$1,988,775	231,076	$11,520,857
Shares Issued for Reinvested Dividends	24,023	1,044,263	6,988	327,938
Shares Redeemed	(50,539)	(2,100,275)	(84,099)	(4,214,566)

Net Increase (Decrease)	20,651	932,763	153,965	7,634,229

Class R4
Shares Sold	207,903	$9,068,443	933,091	$48,014,999
Shares Issued for Reinvested Dividends	102,431	4,587,890	35,955	1,728,699
Shares Redeemed	(258,795)	(11,274,738)	(427,773)	(22,143,113)

Net Increase (Decrease)	51,539	2,381,595	541,273	27,600,585

Class R5
Shares Sold	343,751	$15,345,960	1,824,269	$95,985,946
Shares Issued for Reinvested Dividends	172,986	8,000,609	37,778	1,865,099
Shares Redeemed	(356,164)	(16,093,604)	(388,057)	(20,755,733)

Net Increase (Decrease)	160,573	7,252,965	1,473,990	77,095,312

Class R6(1)
Shares Sold	91,943	$4,050,952	257	$13,385
Shares Issued for Reinvested Dividends	22	1,036	8	409
Shares Redeemed	(4,765)	(204,932)	—	(2)

Net Increase (Decrease)	87,200	3,847,056	265	13,792

Class Y
Shares Sold	754,169	$34,172,438	3,386,443	$180,417,211
Shares Issued for Reinvested Dividends	495,729	23,135,682	193,409	9,620,151
Shares Redeemed	(1,054,389)	(47,299,459)	(1,656,926)	(89,251,722)

Net Increase (Decrease)	195,509	10,008,661	1,922,926	100,785,640

Total Net Increase (Decrease)	(785,893)	$(27,695,774)	6,218,908	$315,740,629

(1)	Commenced operations on November 7, 2014.

Small Company Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,220,279	$34,874,625	3,910,320	$84,084,308
Shares Issued for Reinvested Dividends	2,616,747	42,260,470	2,859,231	57,642,102
Shares Redeemed	(3,463,641)	(54,996,454)	(4,176,123)	(89,172,058)
Shares converted (from) Class B into Class A	18,366	284,818	26,587	573,759

Net Increase (Decrease)	1,391,751	22,423,459	2,620,015	53,128,111

167

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	3,122	$36,743	7,035	$116,369
Shares Issued for Reinvested Dividends	33,958	407,499	55,903	884,387
Shares Redeemed	(47,041)	(545,968)	(92,991)	(1,582,700)
Shares converted (from) Class B into Class A	(24,616)	(284,818)	(33,946)	(573,759)

Net Increase (Decrease)	(34,577)	(386,544)	(63,999)	(1,155,703)

Class C
Shares Sold	144,449	$1,748,255	332,041	$5,637,080
Shares Issued for Reinvested Dividends	472,301	5,658,168	462,372	7,296,225
Shares Redeemed	(411,945)	(4,951,897)	(323,084)	(5,432,597)

Net Increase (Decrease)	204,805	2,454,526	471,329	7,500,708

Class I
Shares Sold	717,717	$11,738,208	1,520,396	$33,722,687
Shares Issued for Reinvested Dividends	517,743	8,708,431	459,818	9,578,007
Shares Redeemed	(2,129,157)	(34,587,479)	(877,310)	(19,053,216)

Net Increase (Decrease)	(893,697)	(14,140,840)	1,102,904	24,247,478

Class R3
Shares Sold	202,759	$3,438,770	353,766	$8,281,577
Shares Issued for Reinvested Dividends	242,555	4,249,559	425,197	9,218,261
Shares Redeemed	(271,074)	(4,673,922)	(1,330,491)	(30,301,448)

Net Increase (Decrease)	174,240	3,014,407	(551,528)	(12,801,610)

Class R4
Shares Sold	230,965	$4,291,526	545,378	$13,122,730
Shares Issued for Reinvested Dividends	268,598	4,923,405	437,726	9,844,453
Shares Redeemed	(463,257)	(8,251,758)	(1,481,121)	(36,537,448)

Net Increase (Decrease)	36,306	963,173	(498,017)	(13,570,265)

Class R5
Shares Sold	252,042	$4,698,413	1,151,731	$29,486,196
Shares Issued for Reinvested Dividends	176,074	3,359,491	52,863	1,227,471
Shares Redeemed	(316,233)	(5,708,436)	(132,728)	(3,244,928)

Net Increase (Decrease)	111,883	2,349,468	1,071,866	27,468,739

Class R6(1)
Shares Sold	599,746	$10,865,524	354	$10,000
Shares Issued for Reinvested Dividends	55	1,073	62	1,449
Shares Redeemed	(16,740)	(289,337)	—	—

Net Increase (Decrease)	583,061	10,577,260	416	11,449

Class Y
Shares Sold	445,931	$8,205,194	1,839,949	$46,803,353
Shares Issued for Reinvested Dividends	1,590,331	30,836,502	2,055,037	48,355,024
Shares Redeemed	(4,999,184)	(96,842,258)	(3,528,632)	(86,331,983)

Net Increase (Decrease)	(2,962,922)	(57,800,562)	366,354	8,826,394

Total Net Increase (Decrease)	(1,389,150)	$(30,545,653)	4,519,340	$93,655,301

(1)	Commenced operations on November 7, 2014.

168

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Value Opportunities Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	427,371	$7,022,009	872,814	$16,745,922
Shares Issued for Reinvested Dividends	954,273	15,811,452	945,072	17,480,234
Shares Redeemed	(1,173,420)	(19,437,206)	(2,363,524)	(45,328,755)
Shares converted (from) Class B into Class A	19,938	328,563	41,448	803,978

Net Increase (Decrease)	228,162	3,724,818	(504,190)	(10,298,621)

Class B
Shares Sold	570	$7,926	1,986	$33,195
Shares Issued for Reinvested Dividends	9,252	133,450	16,686	271,313
Shares Redeemed	(31,418)	(452,464)	(71,433)	(1,222,873)
Shares converted (from) Class B into Class A	(22,671)	(328,563)	(46,829)	(803,978)

Net Increase (Decrease)	(44,267)	(639,651)	(99,590)	(1,722,343)

Class C
Shares Sold	65,933	$930,467	145,916	$2,447,969
Shares Issued for Reinvested Dividends	128,762	1,845,640	126,635	2,052,542
Shares Redeemed	(222,024)	(3,119,136)	(384,599)	(6,522,935)

Net Increase (Decrease)	(27,329)	(343,029)	(112,048)	(2,022,424)

Class I
Shares Sold	203,732	$3,367,642	542,263	$10,361,298
Shares Issued for Reinvested Dividends	85,174	1,396,360	162,322	2,974,924
Shares Redeemed	(866,161)	(14,604,084)	(1,421,247)	(26,530,348)

Net Increase (Decrease)	(577,255)	(9,840,082)	(716,662)	(13,194,126)

Class R3
Shares Sold	11,446	$192,373	41,336	$800,348
Shares Issued for Reinvested Dividends	15,522	259,602	16,813	313,532
Shares Redeemed	(56,162)	(948,833)	(83,473)	(1,614,082)

Net Increase (Decrease)	(29,194)	(496,858)	(25,324)	(500,202)

Class R4
Shares Sold	50,844	$853,701	101,354	$1,979,492
Shares Issued for Reinvested Dividends	37,820	640,216	37,586	709,328
Shares Redeemed	(121,405)	(1,993,932)	(165,829)	(3,248,841)

Net Increase (Decrease)	(32,741)	(500,015)	(26,889)	(560,021)

Class R5
Shares Sold	8,906	$150,320	19,502	$384,143
Shares Issued for Reinvested Dividends	11,718	200,138	10,587	201,247
Shares Redeemed	(13,433)	(232,977)	(31,033)	(621,402)

Net Increase (Decrease)	7,191	117,481	(944)	(36,012)

169

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	32,150	$507,846	7,386	$150,156
Shares Issued for Reinvested Dividends	7,637	130,889	7,522	143,556
Shares Redeemed	(3,509)	(58,423)	(18,370)	(346,645)

Net Increase (Decrease)	36,278	580,312	(3,462)	(52,933)

Total Net Increase (Decrease)	(439,155)	$(7,397,024)	(1,489,109)	$(28,386,682)

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not a party to the suit.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective

170

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

171

Domestic Equity Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Capital Appreciation Fund	302,310,167.0580
Hartford Core Equity Fund	40,550,836.4810
The Hartford Dividend and Growth Fund	335,473,622.5660
The Hartford Equity Income Fund	208,441,000.2140
The Hartford Growth Opportunities Fund	145,864,742.7330
The Hartford Healthcare Fund	49,233,388.2480
The Hartford MidCap Fund	210,917,587.2770
The Hartford MidCap Value Fund	30,495,120.1330
Hartford Small Cap Core Fund	16,855,379.8920
The Hartford Small Cap Growth Fund	22,226,605.7090
The Hartford Small Company Fund	41,664,311.5380
The Hartford Value Opportunities Fund	15,738,080.9680

172

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	108,755,825.0800	3,728,501.1430	4,020,409.9600	36,434,080.0000
Hartford Core Equity Fund(1)	19,120,845.8538	530,526.3437	1,628,216.5231	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	146,681,526.5939	2,741,584.1695	3,649,329.9962	35,656,030.0000
The Hartford Equity Income Fund(2)	74,716,497.7450	1,987,745.8110	2,952,825.2730	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	63,625,974.7576	1,364,562.2500	2,004,766.2211	13,503,490.0000
The Hartford Healthcare Fund(2)	14,749,829.1580	492,050.6760	647,583.9830	7,826,233.0000
The Hartford MidCap Fund(2)	73,130,989.2990	1,772,153.6550	2,708,919.0200	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,762,604.9329	229,087.2186	313,848.8277	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,517,260.4000	438,574.9097	813,437.9743	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	8,180,205.3283	101,981.7953	134,980.6643	2,793,078.0000
The Hartford Small Company Fund(2)	11,390,342.9060	296,337.7780	686,002.5770	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,653,910.8846	154,639.6889	317,040.2175	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

173

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,986,222.8410	5,278,803.8610	4,239,709.4800	36,434,080.0000
Hartford Core Equity Fund(1)	18,947,056.1310	755,058.2357	1,577,474.3539	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,210,336.9782	3,989,522.4689	3,872,581.3125	35,656,030.0000
The Hartford Equity Income Fund(2)	73,349,275.4380	2,998,645.0300	3,309,148.3610	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,762,051.5125	2,255,797.0843	1,977,454.6319	13,503,490.0000
The Hartford Healthcare Fund(2)	14,355,593.9600	852,376.0670	681,492.7890	7,826,233.0000
The Hartford MidCap Fund(2)	66,643,130.0350	3,413,594.1390	7,555,337.8000	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,595,950.3670	402,228.0575	307,362.5547	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,337,346.8141	576,274.4755	855,651.9944	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,877,870.6845	400,951.8760	138,345.2274	2,793,078.0000
The Hartford Small Company Fund(2)	11,140,886.9880	521,267.8580	710,528.4130	5,402,455.0000
The Hartford Value Opportunities Fund(1)	5,561,180.3084	249,240.1140	315,170.3686	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,961,409.6350	5,328,336.1990	4,214,990.3490	36,434,080.0000
Hartford Core Equity Fund(1)	18,878,669.0356	820,960.9214	1,579,958.7636	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,028,125.6826	4,143,997.9702	3,900,317.1068	35,656,030.0000
The Hartford Equity Income Fund(2)	73,432,747.2520	2,876,446.2360	3,347,875.3410	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,908,415.9088	2,137,493.6513	1,949,393.6686	13,503,490.0000
The Hartford Healthcare Fund(2)	14,351,655.4810	857,205.8450	680,602.4900	7,826,233.0000
The Hartford MidCap Fund(2)	66,575,463.1370	3,477,168.8430	7,559,429.9940	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,600,026.2694	405,907.0609	299,607.6489	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,259,383.7916	623,768.1541	886,121.3383	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,885,704.0439	385,922.9690	145,540.7750	2,793,078.0000
The Hartford Small Company Fund(2)	11,132,549.5800	502,953.8730	737,179.8080	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,608,674.6266	219,406.0861	297,510.0783	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

174

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	107,027,868.7310	5,242,111.7210	4,234,755.7310	36,434,080.0000
Hartford Core Equity Fund(1)	18,976,857.2805	761,798.9821	1,540,932.4580	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,342,313.8391	3,851,098.4695	3,879,028.4510	35,656,030.0000
The Hartford Equity Income Fund(2)	73,413,535.7750	2,951,659.2650	3,291,873.7900	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,884,931.7758	2,162,387.1043	1,947,984.3486	13,503,490.0000
The Hartford Healthcare Fund(2)	14,388,536.8550	820,848.0880	680,078.8730	7,826,233.0000
The Hartford MidCap Fund(2)	71,621,838.0980	3,307,745.3770	2,682,478.4990	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,608,812.4988	387,183.5847	309,544.8957	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,288,279.2780	594,691.0862	886,302.9198	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,898,113.7745	384,825.1844	134,228.8290	2,793,078.0000
The Hartford Small Company Fund(2)	11,266,527.6420	536,349.7980	569,805.8200	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,624,704.8534	205,528.8249	295,357.1127	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	75,248,473.4270	36,721,257.6100	4,535,005.1460	36,434,080.0000
Hartford Core Equity Fund(1)	11,978,325.3945	7,754,100.2118	1,547,163.1143	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	85,542,819.9516	63,292,594.6167	4,237,026.1913	35,656,030.0000
The Hartford Equity Income Fund(2)	61,765,316.3360	14,279,331.1190	3,612,421.3740	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	34,872,534.8311	30,148,985.2371	1,973,783.1605	13,503,490.0000
The Hartford Healthcare Fund(2)	13,196,636.2670	1,988,920.5620	703,906.9870	7,826,233.0000
The Hartford MidCap Fund(2)	55,549,126.5270	14,398,292.8560	7,663,069.5910	29,991,191.0000
The Hartford MidCap Value Fund(1)	10,831,238.0873	1,154,839.5075	319,463.3844	3,305,662.0000
Hartford Small Cap Core Fund(1)	10,928,184.9042	1,033,503.8063	807,584.5735	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	5,499,069.7238	2,752,291.0341	165,807.0300	2,793,078.0000
The Hartford Small Company Fund(2)	10,545,876.6460	1,077,603.6960	749,202.9180	5,402,445.0000
The Hartford Value Opportunities Fund(1)	4,779,292.8034	943,863.6018	402,434.3858	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

175

Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

176

Domestic Equity Funds

Approval of the New Investment Management Agreement (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Small Cap Core Fund (formerly, The Hartford Small/Mid Cap Equity Fund)

The Hartford Small Cap Growth Fund

The Hartford Small Company Fund

The Hartford Value Opportunities Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II” and collectively with HMF, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HMF and HMF II, on behalf of each of their respective series listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain Funds, shareholders of the Funds were asked to approve the New Agreement, among other proposals. With respect to The Hartford Healthcare Fund and The Hartford Small Company Fund, shareholders did not approve the New Agreement, and therefore those Funds continue to be subject to the Investment Management Agreement between HMF and HFMC, dated January 1, 2013.

The New Agreement differs from the Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

177

Domestic Equity Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to those Funds for which it currently serves as sub-adviser, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC.

* * * *

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

178

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy, and

https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-DE16 6/16 117962-2 Printed in U.S.A.

HARTFORDFUNDS

Our benchmark is the investor.℠

International/Global Equity Funds

Semi-Annual Report

April 30, 2016 (Unaudited)

[1] Prior to May 29, 2015, the Fund's name was The Hartford Emerging Markets Research Fund.

[2] Prior to September 30, 2015, the Fund's name was The Hartford International Capital Appreciation Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

Equities struggled to find direction during the six months ended April 30, 2016, the period covered by this report. The S&P 5001 Index finished 2015 in the black,

posting a 1.38% total return after recovering from a correction (a drop of 10% or more) in September. Stocks fell back into correction territory yet again to start the year, before returning to a positive trajectory in mid-February. Despite these fluctuations, however, the bull market that began in 2009 continued into its seventh year.

In December 2015, the U.S. Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected in 2016. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

Low oil prices and weakness in the Chinese economy were two big culprits behind market insecurity in early 2016, alongside worries that the Fed would continue to raise rates in the midst of the uncertain global economic conditions. As the year progressed, oil prices began to normalize, China seemed to stabilize, and the Fed indicated it would move forward with additional rate increases dependent on economic progress, which helped to calm investor anxiety.

In addition to continuing global macroeconomic developments, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

International/Global Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Emerging Markets Equity Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Emerging Markets Equity A3	-2.40%	-19.04%	-4.76%
Emerging Markets Equity A4	-7.77%	-23.49%	-5.85%
Emerging Markets Equity C3	-2.80%	-19.56%	-5.44%
Emerging Markets Equity C4	-3.75%	-20.35%	-5.44%
Emerging Markets Equity I3	-2.18%	-18.67%	-4.39%
Emerging Markets Equity R3[3]	-2.56%	-19.28%	-5.00%
Emerging Markets Equity R4[3]	-2.67%	-19.21%	-4.76%
Emerging Markets Equity R5[3]	-3.33%	-19.62%	-4.63%
Emerging Markets Equity Y3	-2.12%	-18.64%	-4.34%
MSCI Emerging Markets Index	-0.01%	-17.56%	-3.84%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to May 7, 2015 reflects when the Fund pursued a modified investment strategy.

2

Hartford Emerging Markets Equity Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Equity Class A	1.75%	1.75%
Emerging Markets Equity Class C	2.46%	2.46%
Emerging Markets Equity Class I	1.30%	1.30%
Emerging Markets Equity Class R3	1.96%	1.98%
Emerging Markets Equity Class R4	1.66%	1.67%
Emerging Markets Equity Class R5	1.36%	1.37%
Emerging Markets Equity Class Y	1.28%	1.28%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director and Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Emerging Markets Equity Fund returned -2.40%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which returned -0.01% for the same period. The Fund also underperformed the average return of Lipper’s Emerging Markets Equity Funds peer group 0.12%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Emerging Markets, as measured by the MSCI Emerging Markets Index, fell slightly over the period in U.S.-dollar terms. The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to volatile start as Chinese equities plunged in early January, sparking a global flight to quality. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

Six of ten sectors of the MSCI Emerging Markets Index fell during the period. Industrials (-5%), Healthcare (-5%), and Consumer Discretionary (-3%) fell the most, while Materials (+13%), Energy (+12%), and Utilities (+3%) rose.

Security selection was a negative contributor to the Fund’s performance relative to the MSCI Emerging Markets Index during the period. Weak selection within the Financials, Information Technology, and Energy sectors were only partially offset by stronger stock selection within the Industrials, Utilities, and Telecommunication Services sectors. Sector allocation, a result of the Fund’s bottom-up security selection process, also detracted from performance relative to the MSCI Emerging Markets Index. An

3

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

overweight to the Telecommunication Services sector and an underweight in Materials and Consumer Staples negatively impacted benchmark-relative results over the period. From a country perspective, negative security selection in Taiwan, Brazil, and Turkey detracted from results relative to the MSCI Emerging Markets Index while selection in South Africa, China, and Greece contributed positively to returns. In addition, underweights to Russia and Malaysia detracted from benchmark-relative returns, but were partially offset by positive performance from an underweight to China and an overweight to Brazil.

JBS SA (Consumer Staples), Capitec Bank (Financials), and Dongfeng Motor Group (Consumer Discretionary) were the top relative detractors from performance relative to the MSCI Emerging Markets Index during the period. Shares of JBS SA, the Brazil-based meat processing company, fell sharply due to the continued difficult conditions facing their U.S. beef subsidiary and negative news flow relating to multiple regulatory and governmental investigations. Capitec Bank, a South Africa bank, also detracted from – performance relative to the MSCI Emerging Markets Index during the period due to valuation concerns, after a recent period of strong performance, and concerns of future difficult conditions facing their credit business. Dongfeng Motor Group, a vehicle manufacturer in China, underperformed during the period due to slowing growth and oversupply in the Chinese automotive market. Cathay Financial Holding (Financials) and Fubon Financial (Financials) were top absolute detractors over this period.

Kumba Iron Ore (Materials), BM&FBovespa (Financials), and Banco do Brasil (Financials) were top contributors relative to the MSCI Emerging Markets Index during the period. Kumba Iron Ore, a South Africa-based iron ore supplier, rose as iron ore prices soared after Chinese policy makers indicated their willingness to support economic growth, which boosted the outlook for steel consumption. BM&FBovespa, a Brazil-based open securities market, rose after announcing it will acquire rival bourse operator Cetip. Shares of Banco do Brasil, one of the largest banks in Latin America, underperformed, driven by a volatile macro and political environment in Brazil. Telekomunikasi Indonesia (Telecommunication Services) was a top absolute contributor over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We seek to add value by using our proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of returns.

At the end of the period, the Fund was most overweight South Korea and South Africa, and underweight Taiwan and China relative to the MSCI Emerging Markets Index. On a sector basis, at the end of the period, the Fund was most overweight Utilities, Consumer Discretionary, and Energy and most underweight Healthcare, Financials, and Consumer Staples, relative to the MSCI Emerging Markets Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.3%
Consumer Staples	7.4
Energy	8.7
Financials	25.8
Health Care	1.0
Industrials	6.7
Information Technology	20.2
Materials	6.0
Telecommunication Services	6.9
Utilities	5.0

Total	98.0%

Short-Term Investments	2.3
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

4

Hartford Emerging Markets Equity Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Currency Concentration of Securities

as of April 30, 2016

Description	Percentage of Net Assets
Brazilian Real	7.6%
Euro	0.6
Hong Kong Dollar	18.7
Hungarian Forint	0.2
Indian Rupee	8.5
Indonesian Rupiah	3.5
Malaysian Ringgit	3.4
Mexican Peso	4.0
Polish Zloty	0.6
Qatari Riyal	0.3
South African Rand	8.8
South Korean Won	18.1
Taiwanese Dollar	8.8
Thai Baht	3.0
Turkish Lira	1.3
United Arab Emirates Dirham	1.7
United States Dollar	11.2
Other Assets & Liabilities	(0.3)

Total	100.0%

5

Hartford Environmental Opportunities Fund inception 02/29/2016

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Total Returns (as of 4/30/16)

Since Inception[1]
Environmental Opportunities A2	9.70%
Environmental Opportunities A3	3.67%
Environmental Opportunities C2	9.50%
Environmental Opportunities C3	8.50%
Environmental Opportunities I2	9.70%
Environmental Opportunities R3[2]	9.60%
Environmental Opportunities R4[2]	9.70%
Environmental Opportunities R5[2]	9.70%
Environmental Opportunities R6[2]	9.70%
Environmental Opportunities Y2	9.70%
MSCI All Country World Index	9.13%

[1]	Inception: 02/29/2016. Cumulative returns not annualized.
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Environmental Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Environmental Opportunities Class A	1.30%	1.47%
Environmental Opportunities Class C	2.05%	2.22%
Environmental Opportunities Class I	1.05%	1.12%
Environmental Opportunities Class R3	1.60%	1.69%
Environmental Opportunities Class R4	1.30%	1.39%
Environmental Opportunities Class R5	1.00%	1.09%
Environmental Opportunities Class R6	0.90%	0.98%
Environmental Opportunities Class Y	0.90%	0.98%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Alan T. Hsu

Managing Director, Global Industry Analyst, and Equity Portfolio Manager

Wellington Management Company LLP

G. Thomas Levering

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Environmental Opportunities Fund returned 9.70%, before sales charge, for the period from February 29, 2016 through April 30, 2016, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 9.13% for the same period. The Fund also outperformed the 7.26% average return of the Lipper Global Multi-Cap Growth group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the period February 29, 2016 (the Fund’s commencement of operations) to April 30, 2016, global equities rallied. This followed a volatile start to 2016, as Chinese equities plunged in early January, sparking a global flight to quality. Extended monetary policy accommodation by major central banks helped support risk assets, leading to the strong performance of global markets in March and April of 2016. First, the Bank of Japan (BOJ) followed the lead of central banks in Europe by cutting the Fund’s benchmark, rate to negative territory in January. Next, the People’s Bank of China lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while European Central Bank (ECB) President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off and Yen appreciation. During the period, non-U.S. equities (as measured by the MSCI All-Country World ex-US Index) outperformed U.S. equities (as measured by the S&P 500 Index) and emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

All ten sectors in the MSCI All Country World Index posted positive returns during the period. Energy (+19%), Materials (+19%), and Financials (+12%) increased the most during the period.

Security selection contributed positively to results relative to the MSCI All Country World Index over the period; selection was strongest within Consumer Discretionary, Industrials, and Utilities, which was only partially offset by weaker selection within Information Technology and Financials. Sector allocation, a result of bottom-up stock selection, detracted from performance relative to the MSCI All Country World Index over the period. Due to the Fund’s focus on companies that address environmental challenges, the portfolio has a natural overweight to Utilities and Industrials and underweight to Healthcare, Financials and Energy. During the period, the underweight to Energy and overweight to Utilities were the primary detractors from benchmark-relative performance; an underweight to Financials was also a detractor. This was partially offset by the benefit of an underweight to Information Technology. On a regional basis, strong security selection within North America, Japan, and Europe contributed positively to performance relative to the MSCI All Country World Index during the period. This was partially offset by

7

Hartford Environmental Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

both security selection within and an underweight allocation to Emerging Markets, which detracted from benchmark-relative performance, as did underweights to Latin America and Asia.

Top contributors to relative and absolute performance during the period included Fujitsu General (Consumer Discretionary), Tesla Motors (Consumer Discretionary), and Veresen (Energy). Fujitsu General, a manufacturer of mini-split air conditioning and heating systems, saw its stock price rise as the company benefited from lower than expected raw material costs and announced an increase in its dividend. The shares of Tesla Motors, a U.S.-based manufacturer of electric vehicles and energy storage products, rose during the period as the company introduced its new Model 3 and received over 300,000 pre-orders for the vehicle. The stock of Veresen, a Canada-based energy infrastructure company, rose amid an increase in energy prices and the announcement of a deal with Jera, a Japanese energy supply chain services company, to sell at least 1.5 million tons of natural gas liquefaction capacity at Veresen’s Jordan Cove LNG facility in Oregon, USA.

The top relative and absolute detractors from returns relative to the MSCI All Country World Index were First Solar (Energy), Boer Power Holdings (Industrials), and Zumtobel Group AG (Industrials). The shares of First Solar, a U.S.-based provider of photovoltaic solar energy solutions, fell in April as it released earnings results below expectations and announced that its CEO would be stepping down in July. Boer Power Holdings, a China-based manufacturer of electrical distribution equipment, saw its shares fall over the period after disappointing investors by announcing weaker growth and a deterioration of its balance sheet. The stock price of Zumtobel Group AG, an Austria-based company engaged in the provision of lighting solutions, luminaries, light management systems and lighting components for interior and exterior applications, tumbled in April as the company adjusted its forecasted earnings and revenue for the full fiscal year lower primarily due to an unexpected slowdown in the economic environment in the U.K.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

During the period, we saw the valuations of U.S. utilities become elevated relative to history, suggesting less attractive forward returns for these companies. We believe this was mostly driven by a flight to safety that also coincided with a decline in interest rates. We selectively added to more global and cyclical ideas that seemed overly-penalized by growth concerns. This included adding to industrial names with prominent energy efficiency and water infrastructure businesses, both of which are areas we believe will continue to see steady growth in an otherwise low growth environment.

The Fund ended the period most overweight the Industrials, Utilities, and Consumer Discretionary sectors and most underweight the Financials, Healthcare, and Consumer Staples sectors, relative to the MSCI All Country World Index. On a regional basis, the Fund ended the period most overweight Europe and most underweight Emerging Markets. Within the Fund’s environmental themes, the largest absolute weights at the end of the period were in low carbon electricity and energy efficiency.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small-cap securities can have greater risk and volatility than large-cap securities. Risks of focusing investments on the utilities and industrials sectors include regulatory and legal developments, competitive pressures, pricing and rate pressures (utilities), rapid technological changes, potential product obsolescence, and liquidity risk. Risks of focusing on investments that involve sustainability and environmentally responsible investment criteria may influence investment performance relative to the Fund’s benchmark or competing funds and expose the Fund to increased risks related to downturns or other adverse developments in that market segment.

Diversification by Country

as of April 30, 2016

Country	Percentage of Net Assets
Austria	3.8%
Canada	2.9
China	2.4
Denmark	2.5
France	5.7
Germany	2.8
Hong Kong	0.8
Italy	2.4
Japan	8.5
Norway	2.1
Spain	2.7
Sweden	2.1
Switzerland	3.1
United Kingdom	4.2
United States	47.8
Short-Term Investments	5.8
Other Assets & Liabilities	0.4

Total	100.0%

8

Hartford Environmental Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Energy	2.9
Financials	2.3
Industrials	41.4
Information Technology	4.6
Materials	4.2
Utilities	25.6

Total	93.8%

Short-Term Investments	5.8
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

Hartford Global Capital Appreciation Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Global Capital Appreciation A2	-3.07%	-8.79%	5.73%	5.53%
Global Capital Appreciation A3	-8.40%	-13.81%	4.54%	4.93%
Global Capital Appreciation B2	-3.43%	-9.50%	4.91%	4.85%[4]
Global Capital Appreciation B3	-7.97%	-13.75%	4.59%	4.85%[4]
Global Capital Appreciation C2	-3.44%	-9.51%	4.95%	4.76%
Global Capital Appreciation C3	-4.35%	-10.36%	4.95%	4.76%
Global Capital Appreciation I2	-2.91%	-8.54%	6.04%	5.85%
Global Capital Appreciation R3[2]	-3.15%	-8.95%	5.57%	5.32%
Global Capital Appreciation R4[2]	-2.97%	-8.67%	5.91%	5.65%
Global Capital Appreciation R5[2]	-2.95%	-8.60%	6.04%	5.84%
Global Capital Appreciation Y2	-3.05%	-8.64%	6.11%	5.94%
MSCI All Country World Index	-0.65%	-5.13%	5.26%	4.44%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

Hartford Global Capital Appreciation Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global Capital Appreciation Class A	1.26%	1.27%
Global Capital Appreciation Class B	2.01%	2.14%
Global Capital Appreciation Class C	1.97%	1.97%
Global Capital Appreciation Class I	0.94%	0.94%
Global Capital Appreciation Class R3	1.36%	1.55%
Global Capital Appreciation Class R4	1.06%	1.25%
Global Capital Appreciation Class R5	0.96%	0.96%
Global Capital Appreciation Class Y	0.84%	0.84%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Global Capital Appreciation Fund returned -3.07%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the MSCI All Country World Index, which returned -0.65% for the same period. The Fund underperformed the -1.41% average return of the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to

11

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the Bank of Japan decided against further stimulus, leading to an equity sell-off and Yen appreciation. During the period, U.S. equities (as measured by the S&P 500 Index) outperformed non-U.S. equities (as measured by the MSCI All-Country World ex-US Index) and emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

Six of ten sectors in the MSCI All Country World Index posted positive returns during the period. The Materials (+7%), Utilities (+6%), and Consumer Staples (+4%) sectors rose the most, while the Financials (-4%), Information Technology (-4%) and Consumer Discretionary (-4%) sectors had negative returns during the period.

Security selection in the Financials, Industrials, and Utilities sectors were the primary drivers of underperformance relative to the MSCI All Country World Index. This was offset by stronger stock selection in the Healthcare sector. Within sector allocation, a result of the bottom-up stock selection process, underweights to the Consumer Staples, Telecommunication Services, and Energy sectors detracted from relative performance, while an underweight to Financials and overweight to Materials contributed positively to relative returns over the period. On a regional basis, security selection in North America was the primary detractor from benchmark-relative performance, but was partially offset by stronger selection in and a benchmark-relative underweight to Europe.

Top detractors from relative and absolute performance were Allergan PLC (Healthcare), OneMain Holdings (Financials), and Hertz (Industrials). The stock price of Allergan PLC, a global pharmaceutical company, fell after a proposed merger between the company and Pfizer fell through. Shares of OneMain Holdings, a consumer lending company, saw their share price drop after reporting higher loan loss trends and higher costs of funding from the high yield market. Shares of Hertz, a U.S.-based global car and equipment rental company, fell following the release of quarterly earnings which were below expectations.

The top contributors to performance relative to the MSCI All Country World Index during the period included Apple (Information Technology), Ono Pharmaceutical (Healthcare), and TherapeuticsMD (Healthcare). The share price of Apple, a U.S.-based manufacturer of mobile devices and personal computers, fell after disappointing sales of its new iPhone. Not holding the benchmark constituent contributed positively to relative performance. The stock price of Ono Pharmaceutical, a Japan-based pharmaceutical company, rose over the period on the continued success of Opdivo, the immuno-oncology drug they have developed with Bristol-Myers Squibb. Shares of TherapeuticsMD, a women’s healthcare product company, rose after the company announced positive Phase 3 clinical data related to its lead compound TX-004HR. Pioneer Natural Resources (Energy) and Bristol-Myers Squibb (Healthcare) were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our outlook for global growth is unchanged and remains for moderately positive growth. While global equities were fairly flat in the first quarter of 2016, it masked a volatile quarter where extreme risk aversion was followed by a period of recovery. A combination of a recovery in commodity prices and better data out of China and the U.S. led to a rally in risk assets as the recessionary outlook that was increasingly being discounted came to be seen as too negative. We believe the continuation of recovery is dependent upon a number of factors including the ongoing recovery in China, the stability of exchange rates and the more constructive backdrop for commodity prices and emerging markets. In addition, we believe the health of the current cycle is highly dependent upon the expectation of a steady improvement in U.S. GDP growth. We expect to see an improving rate of growth on a year over year basis from capital expenditure in

12

Hartford Global Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

the Energy sector as one of the key drivers of that outlook. The failure of these conditions to prevail represents the main threat to this moderately positive outlook. Finally, we will remain watchful of the actions of central banks and political events like Brexit, the U.K.’s proposed exit from the EU, as further areas that may represent a threat to the outlook.

At the end of the period, the Fund’s largest overweights were to the Healthcare, Information Technology, and Consumer Discretionary sectors, while the Fund remained underweight to Financials, Telecommunication Services, and Energy relative to the MSCI All Country World Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Country

as of April 30, 2016

Country	Percentage of Net Assets
Argentina	0.1%
Australia	0.7
Austria	0.0
Belgium	0.3
Bermuda	0.1
Brazil	1.0
Canada	2.6
Cayman Islands	0.0
Chile	0.1
China	2.9
France	2.2
Germany	1.4
Greece	0.6
Hong Kong	1.7
India	0.7
Ireland	1.4
Israel	0.5
Italy	1.1
Japan	5.3
Luxembourg	1.6
Malaysia	0.1
Mexico	0.1

Country	Percentage of Net Assets
Netherlands	1.3%
Norway	0.2
Russia	1.5
Singapore	0.2
South Korea	1.0
Spain	0.4
Sweden	0.7
Switzerland	2.8
Taiwan	0.6
Thailand	0.1
United Kingdom	7.8
United States	57.2
Short-Term Investments	2.0
Other Assets & Liabilities	(0.3)

Total	100.0%

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.0%
Consumer Staples	10.0
Energy	5.4
Financials	18.3
Health Care	14.8
Industrials	10.7
Information Technology	15.7
Materials	5.5
Telecommunication Services	1.9
Utilities	3.0

Total	98.3%

Fixed Income Securities
Consumer Discretionary	0.0%
Short-Term Investments	2.0
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

13

Hartford Global Equity Income Fund inception 02/29/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Global Equity Income A3	-1.42%	-6.39%	4.83%	4.25%
Global Equity Income A4	-6.84%	-11.53%	3.65%	3.53%
Global Equity Income B3	-1.79%	-7.08%	4.05%	3.49%[5]
Global Equity Income B4	-6.65%	-11.65%	3.72%	3.49%[5]
Global Equity Income C3	-1.71%	-7.05%	4.06%	3.49%
Global Equity Income C4	-2.68%	-7.96%	4.06%	3.49%
Global Equity Income I3	-1.22%	-6.11%	5.11%	4.55%
Global Equity Income R3[3]	-1.52%	-6.60%	4.62%	4.01%
Global Equity Income R4[3]	-1.37%	-6.30%	4.94%	4.31%
Global Equity Income R5[3]	-1.21%	-5.99%	5.26%	4.62%
Global Equity Income Y3	-1.32%	-6.07%	5.29%	4.65%
MSCI All Country World Index	-0.65%	-5.13%	5.26%	3.85%

[1]	Not Annualized
[2]	Inception: 02/29/2008
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

Hartford Global Equity Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global Equity Income Class A	1.25%	1.33%
Global Equity Income Class B	2.00%	2.33%
Global Equity Income Class C	2.00%	2.08%
Global Equity Income Class I	1.00%	1.00%
Global Equity Income Class R3	1.45%	1.57%
Global Equity Income Class R4	1.15%	1.26%
Global Equity Income Class R5	0.85%	0.95%
Global Equity Income Class Y	0.80%	0.84%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Global Equity Income Fund returned -1.42%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the MSCI All Country World Index, which returned -0.65% for the same period. The Fund also underperformed the 0.70% average return of the Lipper Global Equity Income peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off and Yen appreciation. During the period, U.S. equities (as measured by the S&P 500 Index) outperformed non-U.S. (as measured by the MSCI All-Country World ex-US Index) and emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

15

Hartford Global Equity Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Four of the ten sectors in the MSCI All Country World Index posted negative returns during the period. Financials (-4%), Information Technology (-4%), and Consumer Discretionary (-4%) decreased the most during the period, while returns in Materials (+7%), Utilities (+6%), and Consumer Staples (+4%) outperformed relative to the MSCI All Country World Index.

Security selection was the primary detractor from performance relative to the MSCI All Country World Index during the period. Selection was weakest within the Financials, Information Technology, and Utilities sectors; this was only partially offset by stronger selection within Telecommunication Services, Healthcare, and Industrials. Sector allocation, a result of bottom-up stock selection, contributed positively to benchmark-relative performance over the period, driven by an underweight to Consumer Discretionary and overweight allocations to Utilities and Telecommunication Services; this offset the negative impact of an overweight to Financials and an underweight to Consumer Staples. Regional allocation detracted from relative performance during the period, as an underweight to North America and an overweight to Europe weighed most heavily on performance. The negative impact of these allocations was partially offset by the positive impact of an overweight to Emerging Markets. Security selection contributed positively to performance relative to the MSCI All Country World Index on a regional basis, driven by strong selection in Japan and Europe, which was only partially offset by weaker selection in Emerging Markets and Asia ex-Japan.

The top relative and absolute detractors from returns were MUFG (Financials), Maxim Integrated (Information Technology), and Assicurazioni Generali (Financials). Shares of MUFG, a Japanese diversified financial services firm, fell during the period following the announcement by the BOJ that interest rates would move into negative territory. Maxim Integrated, a U.S.-based semiconductor company, saw its shares decline during the period on news that the company’s potential merger with Texas Instruments or Analog Devices had fallen through. Shares of Assicurazioni Generali, an Italian insurance and financial products company, declined during the period following the resignation of its CEO, Mario Greco, who had been credited with a successful turnaround of the company.

Top contributors to performance relative to the MSCI All Country World Index during the period included Nippon Telelegraph and Telephone (Telecommunication Services), NTT DOCOMO Inc (Telecommunication Services), and Apple (Information Technology). Nippon Telegraph and Telephone provides a variety of telecommunication services, including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and related services within Japan. The company’s shares rose during the period as the company reported progress in their new pricing plan with an increasing number of users moving to higher data packages. Shares of NTT DOCOMO, Japan’s leading cell phone carrier, rose during the period after reporting strong earnings results, with management expressing confidence that they will exceed financial targets for the year. Not owning benchmark constituent Apple contributed positively to performance relative to the MSCI All Country World Index during the period, as shares of the mobile device retailer fell on concerns of slowing iPhone sales growth. Shares of Chevron (Energy) contributed positively to absolute returns during the period.

While derivatives are typically not used in a significant manner in this Fund, we had a currency forward position to hedge the Fund’s exposure to the euro. The position contributed positively to results during the period.

What is the outlook?

Looking ahead, we believe that oil supply growth is beginning to slow, as we’ve seen many projects cancelled and capital expenditures curtailed. While we do not believe Energy is going back to its previous highs, we believe we do not need oil prices to increase much for the Fund’s equities to perform well. Within Financials, we remain focused on the stronger companies where we see real strength in the balance sheet, strength in their capital position, and good management to navigate these very volatile times.

The Fund ended the period most overweight the Telecommunication Services, Utilities, and Financials sectors and most underweight Consumer Discretionary, Consumer Staples, and Information Technology, relative to the MSCI All Country World Index. On a regional basis, the Fund was most overweight Europe and most underweight North America to end the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

16

Hartford Global Equity Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	3.2%
Consumer Staples	7.2
Energy	7.0
Financials	22.8
Health Care	12.8
Industrials	9.6
Information Technology	12.8
Materials	5.7
Telecommunication Services	9.5
Utilities	7.3

Total	97.9%

Short-Term Investments	1.7
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

17

Hartford International Equity Fund inception 06/30/2008

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
International Equity A3	-0.87%	-8.20%	1.01%	0.27%
International Equity A4	-6.33%	-13.25%	-0.12%	-0.45%
International Equity B3	-1.35%	-8.94%	0.31%	-0.44%[5]
International Equity B4	-6.19%	-13.42%	-0.07%	-0.44%[5]
International Equity C3	-1.28%	-8.92%	0.28%	-0.46%
International Equity C4	-2.25%	-9.82%	0.28%	-0.46%
International Equity I3	-0.82%	-7.91%	1.39%	0.65%
International Equity R3[3]	-1.14%	-8.53%	0.76%	0.03%
International Equity R4[3]	-1.03%	-8.31%	1.07%	0.31%
International Equity R5[3]	-1.69%	-8.82%	1.21%	0.50%
International Equity Y3	-0.64%	-7.84%	1.45%	0.69%
MSCI All Country World ex USA Index	-1.51%	-10.86%	0.33%	0.79%

[1]	Not Annualized
[2]	Inception: 06/30/2008
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Performance information prior to August 13, 2015 reflects when the Fund pursued a modified investment strategy.

18

Hartford International Equity Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Equity Class A	1.20%	1.69%
International Equity Class B	1.95%	2.34%
International Equity Class C	1.95%	2.42%
International Equity Class I	0.90%	1.30%
International Equity Class R3	1.50%	1.94%
International Equity Class R4	1.20%	1.63%
International Equity Class R5	0.90%	1.32%
International Equity Class Y	0.80%	1.22%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford International Equity Fund returned -0.87%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index (“MSCI AC World ex USA Index”), which returned -1.51% for the same period. The Fund also outperformed the -2.00% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI AC World ex USA Index, fell over the period ended April 30, 2016. The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. This occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off and yen appreciation. During the period, emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

19

Hartford International Equity Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Six of the ten sectors within the MSCI AC World ex USA Index posted negative returns for the period. The Consumer Discretionary (-7%), Financials (-6%), and Healthcare (-4%) sectors lagged the most during the period, while Materials (+8%), Energy (+7%), and Consumer Staples (+3%) sectors posted the largest gains.

Security selection contributed positively to the Fund’s outperformance versus the MSCI AC World ex USA Index during the period. Stock selection was strongest within the Healthcare, Financials, and Materials sectors. Sector allocation, a result of the Fund’s bottom-up stock selection, detracted from returns relative to the MSCI AC World ex USA Index over the period. An underweight to the Energy and Materials sectors detracted but was partially offset by an overweight to Utilities and Consumer Staples. On a regional basis, security selection within Europe and Asia contributed positively to relative performance while selection within Latin America detracted. An overweight allocation to Latin America contributed positively to performance relative to the MSCI AC World ex USA Index during the period.

Top contributors to performance relative to the MSCI AC World ex USA Index during the period included Ono Pharmaceutical (Healthcare), Sberbank of Russia (Financials), and Galp Energia (Energy). Shares of Ono Pharmaceutical, a Japan-based biopharmaceutical company, rose over the period with the success of the company’s immuno-oncology drug, Opdivo, which was developed with Bristol-Myers Squibb. Shares of Sberbank of Russia, a provider of corporate and retail banking solutions, contributed positively to performance relative to the MSCI AC World ex USA Index after announcing a 48% jump in fourth quarter profit, beating analyst estimates, driven by rising fee and commission income. Galp Energia, a Portugal-based oil and gas company, rose during the period supported by the recent recovery in oil prices. Top contributors to absolute performance also included Petrobras (Energy).

The largest detractors from performance relative to the MSCI AC World ex USA Index were Vipshop Holdings (Consumer Discretionary), Sky (Consumer Discretionary), and T&D Holdings (Financials). Shares of Vipshop Holdings, a China-based online discount retailer, fell due to a fourth quarter decrease in gross margin and first quarter revenue trending below analyst estimates. Shares of Sky, the largest pay TV provider in the UK, were weak as TV net subscription additions were modestly down relative to prior earnings results and profitability in Germany and Italy were weaker than anticipated. Shares of T&D Holdings, a Japanese life and health insurance company, declined after the BOJ announced complex policy changes that have negatively affected the insurance industry given the collapsing yield curve. Top detractors from absolute performance also included MUFG (Financials) and Novartis (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our outlook for global growth remains for moderately positive growth. After the volatility of the first quarter, we look for the conditions that drove the improvement in sentiment in the latter part of the quarter to persist. These include a continuation of improved conditions in China, improving fundamentals in other emerging markets and steady growth in developed markets. Risks to our outlook come from concerns about Chinese growth, uncertainty around central bank action, and the possibility of the U.K.’s exit from the E.U. On a country basis, the Fund ended the period with the largest overweights to the United Kingdom, Ireland, and Switzerland, and the largest underweights to Germany and Japan.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.6%
Consumer Staples	11.3
Energy	5.5
Financials	26.4
Health Care	9.0
Industrials	10.3
Information Technology	8.1
Materials	6.4
Telecommunication Services	4.4
Utilities	4.8

Total	97.8%

Short-Term Investments	1.6
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

20

The Hartford International Growth Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
International Growth A2	-2.92%	-10.18%	2.03%	0.60%
International Growth A3	-8.25%	-15.12%	0.88%	0.03%
International Growth B2	-3.33%	-10.90%	1.27%	0.02%[4]
International Growth B3	-8.16%	-15.36%	0.88%	0.02%[4]
International Growth C2	-3.33%	-10.91%	1.26%	-0.16%
International Growth C3	-4.30%	-11.80%	1.26%	-0.16%
International Growth I2	-2.83%	-9.94%	2.36%	0.93%
International Growth R3[2]	-3.12%	-10.43%	1.88%	0.42%
International Growth R4[2]	-2.98%	-10.19%	2.21%	0.73%
International Growth R5[2]	-2.77%	-9.88%	2.51%	1.03%
International Growth Y2	-2.84%	-9.85%	2.56%	1.11%
MSCI All Country World ex USA Growth Index	-1.05%	-8.35%	1.24%	2.73%
MSCI All Country World ex USA Index	-1.51%	-10.86%	0.33%	2.15%
MSCI EAFE Growth Index	-1.44%	-5.06%	3.24%	3.03%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

The Fund has changed its secondary benchmark from the MSCI EAFE Growth Index to the MSCI All Country World ex USA Index. Hartford Funds Management Company, LLC believes that the MSCI All Country World ex USA Index is a more appropriate secondary benchmark against which to measure performance.

MSCI All Country World ex USA Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the growth securities within the MSCI All Country World ex USA Index.

The MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

21

The Hartford International Growth Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Growth Class A	1.30%	1.51%
International Growth Class B	2.05%	2.63%
International Growth Class C	2.05%	2.22%
International Growth Class I	1.00%	1.09%
International Growth Class R3	1.60%	1.75%
International Growth Class R4	1.30%	1.39%
International Growth Class R5	1.00%	1.08%
International Growth Class Y	0.95%	0.97%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara E. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Growth Fund returned -2.92% for the six-month period ended April 30, 2016, underperforming its benchmarks, the MSCI All Country World ex-USA Growth Index and the MSCI All Country World ex USA Index, which returned -1.05% and -1.51%, respectively, for the same period. The Fund also underperformed the -2.00% return of the average fund in the International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, fell over the period. The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to volatile start as Chinese equity markets plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off and Yen appreciation. During the period, emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

22

The Hartford International Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Six of the ten sectors in the MSCI All Country World ex-USA Growth index fell during the period. Within the index, Consumer Discretionary (-7%), Financials (-4%), and Healthcare (-4%) decreased the most during the period. The Energy (+14%), Materials (+4%), and Consumer Staples (+3%) sectors did best on a relative basis.

Sector allocation, a residual of bottom-up stock selection, was the primary driver of – underperformance relative to the MSCI All Country World ex-USA Growth Index. In particular, underweights to the Consumer Staples and Industrials sectors and an overweight to the Healthcare sector detracted from relative performance, which was slightly offset by the negative effects of an underweight to Consumer Discretionary, which contributed positively to relative results. Security selection modestly detracted from performance relative to the MSCI All Country World ex-USA Growth Index. Security selection was weakest in the Information Technology, Financials, and Industrials sectors; this was partially offset by stronger selection within Healthcare and Telecommunication Services. On a regional basis, an - underweight relative to the MSCI All Country World ex-USA Growth Index to Asia and an overweight to Europe detracted from relative performance, while security selection in Japan contributed positively.

Top detractors from – performance relative to the MSCI All Country World ex-USA Growth Index during the period were Next PLC (Consumer Discretionary), Sky PLC (Consumer Discretionary), and Allergan PLC (Healthcare). Next PLC, a UK-based department store, saw its shares fall as greater competition from other online apparel leaders caused the internet division of the company to slow, which weighed on the company’s overall growth rate. The shares of Sky PLC, a UK-based media company operating in satellite broadcasting, internet streaming media, and broadband and telephone services, fell over the period as it reported earnings results below expectations and a higher than anticipated customer attrition rate. The stock price of Allergan, a U.S.-based pharmaceutical company, fell as it was negatively impacted by market concerns on the closure of their generics deal with Teva, and the proposed Allergan-Pfizer deal being blocked by the government. Novartis AG (Healthcare) and UBS Group AG (Financials) were the top absolute detractors from performance during the period.

Ono Pharmaceutical (Healthcare), New Oriental Education (Consumer Discretionary), and Valeant (Healthcare) were the top contributors to performance relative to the MSCI All Country World ex-USA Growth Index during the period. Ono Pharmaceutical, a Japan-based pharmaceutical company, is a developer of immuno-oncology treatments and owner of the marketing rights to Bristol-Myers Squibb’s therapies in Japan. The company’s shares performed well during the period as its joint venture with Bristol-Myers on a lung cancer treatment has seen strong demand in Japan. We believe investors in the company became optimistic about the potential for this treatment to achieve “blockbuster” status and the company raised its sales guidance. The stock price of New Oriental Education, a China-based provider of private educational services, rose over the period as it announced continued growth of total student enrollments in its tutoring and test preparation courses and on the news that an affiliate of Tencent, a leading provider of internet services in China, had agreed to invest in the company’s online education platform. Shares of Valeant Pharmaceuticals, a multinational specialty drugs company, declined significantly during the period as the company dealt with a myriad of issues including lower earnings and financial forecasts, concerns over potential bond defaults, accounting irregularities tied to its Philidor Rx Services, and its CEO stepping down just two weeks after returning from a prolonged bout of pneumonia. Not owning this benchmark constituent contributed positively to performance relative to the MSCI All Country World ex-USA Growth Index over the period. Amcor Ltd (Materials) was a top absolute performer during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The macroeconomic indicators that we follow continue to trend lower, pointing to slow economic growth, which central banks globally seek to boost by cutting interest rates. In this environment, we continue to seek to invest in equity securities of companies that we believe are high quality, have substantial capital returns to shareholders, and have underappreciated returns on invested capital. The U.K. remains the Fund’s largest geographic exposure; while there may be volatility leading up to the referendum on the U.K.’s proposed exit from the E.U., we think the odds are against passage and the practical effects to the multinational companies in the Fund would likely be limited.

We select equities individually based on our view of their merits. As a result of bottom-up stock selection, Healthcare, Information Technology, and Utilities were the Fund’s largest overweight exposure relative to the MSCI All Country World ex-USA Growth Index at the end of the period. The largest underweights relative to the MSCI All Country World ex-USA Growth Index were the Industrials, Materials, and Consumer Discretionary sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and

23

The Hartford International Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

mid-cap securities can have greater risk and volatility than large-cap securities. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.1%
Consumer Staples	16.8
Energy	2.6
Financials	14.3
Health Care	19.3
Industrials	4.4
Information Technology	18.2
Materials	3.2
Telecommunication Services	4.5
Utilities	2.8

Total	98.2%

Short-Term Investments	1.1
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

24

The Hartford International Opportunities Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
International Opportunities A2	-3.50%	-7.83%	2.08%	3.42%
International Opportunities A3	-8.80%	-12.90%	0.93%	2.84%
International Opportunities B2	-3.90%	-8.57%	1.26%	2.86%	[4]
International Opportunities B3	-8.61%	-13.06%	0.93%	2.86%	[4]
International Opportunities C2	-3.84%	-8.51%	1.33%	2.67%
International Opportunities C3	-4.78%	-9.41%	1.33%	2.67%
International Opportunities I2	-3.36%	-7.53%	2.43%	3.72%
International Opportunities R3[2]	-3.62%	-8.06%	1.86%	3.22%
International Opportunities R4[2]	-3.43%	-7.75%	2.17%	3.56%
International Opportunities R5[2]	-3.31%	-7.48%	2.48%	3.83%
International Opportunities R6[2]	-3.27%	-7.42%	2.57%	3.94%
International Opportunities Y2	-3.20%	-7.36%	2.58%	3.95%
MSCI All Country World ex USA Index	-1.51%	-10.86%	0.33%	2.15%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on November 7, 2014. Performance prior to that date is that of the Fund’s Class Y shares.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

25

The Hartford International Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Opportunities Class A	1.20%	1.20%
International Opportunities Class B	2.04%	2.31%
International Opportunities Class C	1.93%	1.93%
International Opportunities Class I	0.85%	0.85%
International Opportunities Class R3	1.45%	1.45%
International Opportunities Class R4	1.15%	1.15%
International Opportunities Class R5	0.85%	0.85%
International Opportunities Class R6	0.86%	0.86%
International Opportunities Class Y	0.75%	0.75%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara C. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Opportunities Fund returned -3.50%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the MSCI All Country World ex–USA Index, which returned -1.51% for the same period. The Fund also underperformed the -2.00% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, fell over the period ended April 30, 2016. The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off and yen appreciation. During

26

The Hartford International Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

the period, emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

Within the MSCI All Country World ex–USA Index, four of the ten sectors rose during the period. Materials (+8%), Energy (+7%), and Consumer Staples (+3%) gained the most. Consumer Discretionary (-7%), Financials (-6%), and Healthcare (-4%), lagged on a relative basis.

Security selection was the primary driver of the Fund’s underperformance relative to the MSCI All Country World ex–USA Index over the period. Weaker stock selection in the Consumer Discretionary, Industrials, and Consumer Staples sectors was only partially offset by stronger stock selection in Healthcare and Telecommunication Services. Sector allocation, a result of the bottom-up stock selection process, also detracted from benchmark-relative returns, largely due to an underweight to Materials and Consumer Staples and an overweight to Consumer Discretionary.

The largest relative detractors from returns over the period included Sky (Consumer Discretionary), China Life Insurance (Financials), and Asics (Consumer Discretionary). Shares of Sky, the largest pay TV provider in the UK, dropped as TV net subscription additions were modestly down relative to prior earnings results and profitability in Germany and Italy were weaker than anticipated. Shares of China Life Insurance, a Chinese life insurance company, underperformed as concerns around profitability and the growth outlook for China impacted the stock. Shares of Japan-based sporting goods company Asics underperformed due to narrowing operating margins which caused earnings to decline. Top absolute detractors for the period included BNP Paribas (Financials).

Top relative and absolute contributors to performance relative to the MSCI All Country World ex–USA Index during the period included Ono Pharmaceuticals (Healthcare), Daito Trust Construction (Financials), and TransCanada Corporation (Energy). Shares of Ono Pharmaceutical, a Japan-based biopharmaceutical company, rose over the period with the success of the company’s immuno-oncology drug, Opdivo, which was developed with Bristol-Myers Squibb. Shares of Daito Trust Construction, a Japan-based construction and real estate company rose after the company announced a strong earnings report driven by improving gross margins on construction as well as an increase in orders. Shares of TransCanada Corporation, a Canadian-based Energy infrastructure company, rose after announcing it will acquire Columbia Pipeline Group which controls a 15,000 mile network of natural gas pipelines from New York State to the Gulf of Mexico. This comes after TransCanada was blocked from building the Keystone XL pipeline by the U.S. government last year.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view that we are likely to see persistent volatility in global equity markets given the current environment has not changed. Deflation also continues to be a concern globally, although we think the market has been overly discounting this risk. We believe the volatility has also presented us with some interesting opportunities in more cyclical businesses that we think have additional room for improvement in returns on capital.

At the end of the period, the Fund was most overweight the Consumer Discretionary, Consumer Staples, and Energy sectors and most underweight the Financials, Utilities, and Telecommunication Services sectors relative to the MSCI All Country World ex–USA Index. On a regional basis, the Fund ended the period with overweights to Europe and North America and underweights to Asia ex Japan and Emerging Market countries.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.6%
Consumer Staples	12.8
Energy	8.6
Financials	21.5
Health Care	9.3
Industrials	11.7
Information Technology	8.3
Materials	6.4
Telecommunication Services	3.3
Utilities	0.7

Total	96.2%

Short-Term Investments	3.3
Other Assets & Liabilities	0.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

27

The Hartford International Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Currency Concentration of Securities

as of April 30, 2016

Description	Percentage of Net Assets
Brazilian Real	0.5%
British Pound	17.2
Canadian Dollar	7.0
Danish Krone	0.2
Euro	32.7
Hong Kong Dollar	3.3
Indian Rupee	2.5
Japanese Yen	11.7
South Korean Won	1.4
Swedish Krona	1.0
Swiss Franc	7.6
Taiwanese Dollar	2.4
United States Dollar	12.0
Other Assets & Liabilities	0.5

Total	100.0%

28

The Hartford International Small Company Fund* inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
International Small Company A2	-3.50%	-4.16%	4.75%	4.12%
International Small Company A3	-8.81%	-9.43%	3.57%	3.53%
International Small Company B2	-3.89%	-4.74%	3.97%	3.55%[4]
International Small Company B3	-8.67%	-9.47%	3.64%	3.55%[4]
International Small Company C2	-3.86%	-4.86%	3.99%	3.36%
International Small Company C3	-4.81%	-5.81%	3.99%	3.36%
International Small Company I2	-3.28%	-3.82%	5.17%	4.48%
International Small Company R3[2]	-3.61%	-4.40%	4.60%	4.24%
International Small Company R4[2]	-3.45%	-4.11%	4.93%	4.43%
International Small Company R5[2]	-3.28%	-3.73%	5.24%	4.61%
International Small Company Y2	-3.22%	-3.74%	5.28%	4.64%
S&P EPAC SmallCap Index	2.11%	-0.28%	5.22%	4.18%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) Global Index. (The S&P BMI Global Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Efective	on the close of business on April 29, 2016, the Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

29

The Hartford International Small Company Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Small Company Class A	1.47%	1.47%
International Small Company Class B	2.16%	2.58%
International Small Company Class C	2.19%	2.19%
International Small Company Class I	1.09%	1.09%
International Small Company Class R3	1.65%	1.69%
International Small Company Class R4	1.35%	1.39%
International Small Company Class R5	1.05%	1.12%
International Small Company Class Y	0.99%	0.99%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Simon H. Thomas

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Daniel Maguire, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Small Company Fund returned -3.50%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 2.11% for the same period. The Fund also underperformed the 0.87% average return of the Lipper International Small/Mid-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to a volatile start as Chinese equities plunged in early January, sparking a global flight to quality. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off and yen appreciation. During the period, U.S. equities (as measured by the S&P 500 Index) outperformed non-U.S. equities (as measured by the MSCI All-Country World ex-US Index) and emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

30

The Hartford International Small Company Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Six of the ten sectors within the S&P EPAC SmallCap Index posted positive returns during the period. Healthcare (+8%), Consumer Staples (+7%), and Materials (+7%) gained the most during the period. Energy (-5%), Consumer Discretionary (-0.4%), and Financials (-0.4%) lagged the index.

Security selection was the primary detractor from – the Fund’s results relative to the S&P EPAC SmallCap Index during the period. Weak selection within the Materials, Financials, and Consumer Discretionary sectors was only partially offset by stronger selection in Consumer Staples and Energy. Sector allocation, a result of the bottom-up stock selection process, also detracted from benchmark-relative results over the six-month period, largely due to an overweight to Consumer Discretionary and an underweight to Consumer Staples. This was only partially offset by an overweight to Healthcare and an underweight to Energy. On a regional basis, security selection within Japan and Europe detracted from – returns relative to the S&P EPAC SmallCap Index; however, an overweight allocation to Japan contributed positively to benchmark-relative performance over the period.

The largest detractors from =- performance relative to the S&P EPAC SmallCap Index during the period were Restaurant Group PLC (Consumer Discretionary), Nippon Shokubai (Materials), and Spotless Group (Industrials). Shares of Restaurant Group, a British chain of restaurants and public houses, declined over the period after the company reported disappointing like for like sales in a trading update, citing negative impact from winter floods and concerns over the looming EU referendum. We feel the market largely overreacted to these concerns, and we maintain the Fund’s position in the stock. Nippon Shokubai, a Japanese manufacturer and distributor of industrial chemicals and catalysts, saw its stock price decline over the period on weakening fundamentals within its key Super Absorbent Polymers division due to increased competition in the lower end of the market and sluggish Asian diaper sales trends at its main customer, P&G. Shares of Spotless Group, an Australian-based integrated services company providing cleaning, catering, laundry services, facilities management, and non-core business support to companies in Australia and New Zealand, fell over the period as the board revised its 2016 fiscal year guidance down due to inefficiencies relating to the integration of two laundry acquisitions made during 2015 and delays in new contract awards. Top detractors from absolute returns during the period included Shinsei Bank (Financials).

Top contributors to relative returns during the period were Gategroup (Industrials), oOh!media (Consumer Discretionary), and Nippon Shinyaku (Healthcare). Switzerland-based Gategroup is a leading provider of catering, hospitality, and logistics services to the travel industry. In April, the company was bid for by HNA Group (Financials), a Chinese travel and logistics conglomerate. Gategroup’s board of directors unanimously approved the deal, which is anticipated to close this summer. We believe this is a fair offer price, and are supportive of the acquisition given that

Gategroup’s shares are at an all-time high and it is a less liquid position. oOh!media is an Australian advertising company specializing in billboards, mobile, retail, and experiential marketing. Shares of the company rose over the period after reporting strong results, which drove positive revisions from the sell-side. Shares of Nippon Shinyaku, a Japanese pharmaceutical company, rallied during the period after reporting strong results, with double digit operating profit growth. Top contributors to absolute returns during the period included Kyudenko (Industrials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on what we believe are high quality companies with strong balance sheets and good business models that we believe are attractively valued relative to their global industry. Further, we buy companies whose results we think will exceed consensus expectations over the next two to three years. We think a disciplined approach to valuation and a quality orientation leads to better results in down markets and overall performance over time.

The Fund’s sector and regional positioning continue to reflect the opportunities that we find most attractive according to the criteria of the Fund’s investment philosophy and process. At the end of the period, the Fund was most overweight the Consumer Discretionary, Healthcare, and Industrials sectors relative to the S&P EPAC SmallCap Index, while the Fund’s largest underweights were to the Information Technology, Consumer Staples, and Financials sectors. On a regional basis, we were most overweight Japan where we continue to find what we consider to be the most attractive opportunities, while developed Asia ex-Japan remains the Fund’s largest underweight.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Small-cap securities can have greater risk and volatility than large-cap securities.

31

The Hartford International Small Company Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	24.0%
Consumer Staples	3.0
Energy	1.7
Financials	19.5
Health Care	14.5
Industrials	23.1
Information Technology	4.7
Materials	8.2
Telecommunication Services	1.1

Total	99.8%

Short-Term Investments	0.1
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities

as of April 30, 2016

Description	Percentage of Net Assets
Australian Dollar	6.3%
British Pound	19.5
Danish Krone	1.3
Euro	31.3
Hong Kong Dollar	0.7
Indonesian Rupiah	—
Japanese Yen	32.8
Norwegian Krone	1.0
South African Rand	0.7
South Korean Won	1.8
Swedish Krona	1.2
Swiss Franc	2.8
Taiwanese Dollar	0.3
United States Dollar	0.2
Other Assets & Liabilities	0.1

Total	100.0%

32

The Hartford International Value Fund* inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
International Value A3	-0.27%	-8.46%	3.42%	8.38%
International Value A4	-5.76%	-13.50%	2.25%	7.35%
International Value C3	-0.52%	-9.00%	2.73%	7.66%
International Value C4	-1.49%	-9.89%	2.73%	7.66%
International Value I3	-0.05%	-8.12%	3.81%	8.78%
International Value R3[3]	-0.35%	-8.66%	3.19%	8.13%
International Value R4[3]	-0.20%	-8.43%	3.49%	8.45%
International Value R5[3]	-0.03%	-8.10%	3.81%	8.78%
International Value Y3	-0.03%	-8.03%	4.24%	9.17%
MSCI EAFE Value Index	-4.25%	-12.73%	1.02%	5.82%
MSCI EAFE Index	-2.82%	-8.89%	2.16%	7.08%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016,

which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

* Effective on the close of business on November 28, 2014, the Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

33

The Hartford International Value Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
International Value Class A	1.36%	1.36%
International Value Class C	2.02%	2.02%
International Value Class I	0.99%	0.99%
International Value Class R3	1.61%	1.61%
International Value Class R4	1.31%	1.31%
International Value Class R5	1.00%	1.00%
International Value Class Y	0.91%	0.91%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James H. Shakin, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Andrew M. Corry, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford International Value Fund returned -0.27% before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index and the MSCI EAFE Index, which returned -4.25% and -2.82%, respectively, for the same period. The Fund also outperformed the -1.97% average return of the Lipper International Multi Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities, as measured by the MSCI All Country World ex USA Index, fell over the period ended April 30, 2016. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to volatile start as Chinese equities plunged in early January, sparking a global flight to quality. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the BOJ decided against further stimulus, leading to an equity sell-off and yen appreciation. During the period, emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

Five out of ten sectors in the MSCI EAFE Value Index rose during the period. Within the index, Materials (+4%), Consumer Staples (+4%), and Energy (+3%) gained relative to the MSCI EAFE Value Index. The Financials (-10%), Consumer Discretionary (-8%), and

34

The Hartford International Value Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Healthcare (-6%) sectors lagged relative to the MSCI EAFE Value Index.

Security selection was the primary driver of outperformance relative to the MSCI EAFE Value Index during the period. Strong selection within the Materials, Consumer Discretionary, and Industrials sectors more than offset weaker selection within Financials. Sector allocation, a result of bottom-up stock selection decisions, also contributed positively to outperformance relative to the MSCI EAFE Value Index during the period. The Fund’s underweight to Financials and overweights to Materials and Information Technology contributed positively to relative returns over the period, which offset the negative impact of underweights to Utilities and Consumer Staples. On a regional basis, security selection in Europe and out-of-benchmark allocations to Emerging Markets and Canada contributed positively to returns relative to the MSCI EAFE Value Index over the period while a benchmark-relative underweight to Asia detracted from relative performance.

Over the period, Kinross Gold (Materials), Resolute Mining (Materials), and Barrick Gold (Materials) were top absolute and relative contributors to performance. Shares of Kinross Gold, a Canada-based gold miner, rose as gold prices rallied in the first quarter of the year on increased skepticism that the Fed would hike rates in the near future and increased cynicism surrounding what additional tools might be utilized if economic growth falters. The stock price of Resolute Mining, an Australia-based gold miner, rose due to the rise in gold prices and after the company reported earnings and forecasts that exceeded expectations. Barrick Gold, a Canada-based gold miner, also saw its share price rise during the gold rally early this year.

The largest detractors relative to the MSCI EAFE Value Index over the period were Mitsubishi Motors (Consumer Discretionary), Fujitsu (Information Technology), and Takata (Consumer Discretionary). Shares of Mitsubishi Motors, a Japan-based auto manufacturer, plunged in April after the company admitted to overstating the fuel efficiency of hundreds of thousands of its cars. Shares of Fujitsu, a Japan-based provider of IT products and services including hardware, software, networking, and business solutions, fell after the company reported disappointing operating results citing a slowdown in semiconductor and telecom equipment coupled with the negative impact of a strengthening yen. The stock price of Takata, a Japan-based manufacturer of automotive safety parts, including seat belts, airbag systems, and steering wheels, fell over the period after a number of major customers including Honda and Toyota, announced that they would no longer use the company’s airbag inflators in their automobiles following a large scale product recall. MUFG (Financials) and HSBC Holdings PLC (Financials) were top absolute detractors over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to focus on opportunities by looking for equities with what we believe are low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside. We maintained an overweight position in Japanese equities at the end of the period. Despite the outperformance of Japan in 2015, the new focus on governance reform and shareholder value is highlighting a large number of what we consider to be attractive opportunities. Over the last several quarters, we have added to cyclical areas of the market that have been out of favor, specifically in Materials, Energy, and Financials. We continue to see less value in “quality” and “defensive” parts of the market that we feel have been bid up due to recent market volatility and worries over a possible recession.

As a result of bottom-up stock selection we ended the period most overweight the Information Technology, Materials, and Consumer Discretionary sectors and most underweight the Financials, Utilities, and Telecommunication Services sectors relative to the MSCI EAFE Value Index. On a country basis, the Fund ended the period with the largest overweights to Japan and Canada and the largest underweights to the United Kingdom and Australia.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

35

The Hartford International Value Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.9%
Consumer Staples	3.0
Energy	11.1
Financials	21.4
Health Care	5.6
Industrials	12.3
Information Technology	10.6
Materials	13.3
Telecommunication Services	3.5
Utilities	2.5

Total	94.2%

Short-Term Investments	4.6
Other Assets & Liabilities	1.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

Currency Concentration of Securities

as of April 30, 2016

Description	Percentage of Net Assets
Australian Dollar	0.8%
Brazilian Real	0.7
British Pound	11.1
Canadian Dollar	1.9
Danish Krone	1.0
Euro	26.7
Hong Kong Dollar	1.8
Hungarian Forint	0.5
Indian Rupee	1.2
Indonesian Rupiah	0.2
Japanese Yen	34.5
Norwegian Krone	1.1
South African Rand	1.3
South Korean Won	2.1
Swedish Krona	0.6
Swiss Franc	4.1
Taiwanese Dollar	0.5
United States Dollar	8.7
Other Assets & Liabilities	1.2

Total	100.0%

36

International/Global Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2015 through April 30, 2016, except as noted below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hartford Emerging Markets Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$976.00	$8.65	$1,000.00	$1,016.11	$8.82	1.76%	182	366
Class C	$1,000.00	$972.00	$12.31	$1,000.00	$1,012.38	$12.56	2.51%	182	366
Class I	$1,000.00	$978.20	$6.64	$1,000.00	$1,018.15	$6.77	1.35%	182	366
Class R3	$1,000.00	$974.40	$9.62	$1,000.00	$1,015.12	$9.82	1.96%	182	366
Class R4	$1,000.00	$973.30	$8.14	$1,000.00	$1,016.61	$8.32	1.66%	182	366
Class R5	$1,000.00	$966.70	$6.65	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class Y	$1,000.00	$978.80	$6.45	$1,000.00	$1,018.35	$6.57	1.31%	182	366

37

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Environmental Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value February 29, 2016	Ending Account Value April 30, 2016	Expenses paid during the period February 29, 2016 through April 30, 2016	Beginning Account Value February 29, 2016	Ending Account Value April 30, 2016	Expenses paid during the period February 29, 2016 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,097.00	$2.27	$1,000.00	$1,006.17	$2.17	1.30%	61	366
Class C(1)	$1,000.00	$1,095.00	$3.58	$1,000.00	$1,004.92	$3.43	2.05%	61	366
Class I(1)	$1,000.00	$1,097.00	$1.76	$1,000.00	$1,006.65	$1.69	1.01%	61	366
Class R3(1)	$1,000.00	$1,096.00	$2.79	$1,000.00	$1,005.67	$2.67	1.60%	61	366
Class R4(1)	$1,000.00	$1,097.00	$2.27	$1,000.00	$1,006.17	$2.17	1.30%	61	366
Class R5(1)	$1,000.00	$1,097.00	$1.75	$1,000.00	$1,006.67	$1.67	1.00%	61	366
Class R6(1)	$1,000.00	$1,097.00	$1.57	$1,000.00	$1,006.83	$1.51	0.90%	61	366
Class Y(1)	$1,000.00	$1,097.00	$1.57	$1,000.00	$1,006.83	$1.51	0.90%	61	366

(1)	Commenced operations on February 29, 2016.

Hartford Global Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$969.30	$6.17	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class B	$1,000.00	$965.70	$9.82	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class C	$1,000.00	$965.60	$9.77	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class I	$1,000.00	$970.90	$4.75	$1,000.00	$1,020.04	$4.87	0.97%	182	366
Class R3	$1,000.00	$968.50	$6.66	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$970.30	$5.19	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R5	$1,000.00	$970.50	$4.70	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class Y	$1,000.00	$969.50	$4.21	$1,000.00	$1,020.59	$4.32	0.86%	182	366

Hartford Global Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$985.80	$6.22	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class B	$1,000.00	$982.10	$9.91	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class C	$1,000.00	$982.90	$9.91	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class I	$1,000.00	$987.80	$4.55	$1,000.00	$1,020.29	$4.62	0.92%	182	366
Class R3	$1,000.00	$984.80	$7.20	$1,000.00	$1,017.60	$7.32	1.46%	182	366
Class R4	$1,000.00	$986.30	$5.73	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class R5	$1,000.00	$987.90	$4.25	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class Y	$1,000.00	$986.80	$4.00	$1,000.00	$1,020.84	$4.07	0.81%	182	366

38

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford International Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$991.30	$5.94	$1,000.00	$1,018.90	$6.02	1.20%	182	366
Class B	$1,000.00	$986.50	$9.63	$1,000.00	$1,015.17	$9.77	1.95%	182	366
Class C	$1,000.00	$987.20	$9.63	$1,000.00	$1,015.17	$9.77	1.95%	182	366
Class I	$1,000.00	$991.80	$4.46	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class R3	$1,000.00	$988.60	$7.42	$1,000.00	$1,017.40	$7.52	1.50%	182	366
Class R4	$1,000.00	$989.70	$5.94	$1,000.00	$1,018.90	$6.02	1.20%	182	366
Class R5	$1,000.00	$983.10	$4.44	$1,000.00	$1,020.39	$4.52	0.90%	182	366
Class Y	$1,000.00	$993.60	$3.97	$1,000.00	$1,020.89	$4.02	0.80%	182	366

The Hartford International Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$970.80	$6.42	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class B	$1,000.00	$966.70	$10.07	$1,000.00	$1,014.62	$10.32	2.06%	182	366
Class C	$1,000.00	$966.70	$10.07	$1,000.00	$1,014.62	$10.32	2.06%	182	366
Class I	$1,000.00	$971.70	$4.95	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R3	$1,000.00	$968.80	$7.88	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class R4	$1,000.00	$970.20	$6.42	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class R5	$1,000.00	$972.30	$4.95	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class Y	$1,000.00	$971.60	$4.71	$1,000.00	$1,020.09	$4.82	0.96%	182	366

The Hartford International Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$965.00	$5.81	$1,000.00	$1,018.95	$5.97	1.19%	182	366
Class B	$1,000.00	$961.00	$9.90	$1,000.00	$1,014.77	$10.17	2.03%	182	366
Class C	$1,000.00	$961.60	$9.41	$1,000.00	$1,015.27	$9.67	1.93%	182	366
Class I	$1,000.00	$966.40	$4.20	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class R3	$1,000.00	$963.80	$7.03	$1,000.00	$1,017.70	$7.22	1.44%	182	366
Class R4	$1,000.00	$965.70	$5.57	$1,000.00	$1,019.20	$5.72	1.14%	182	366
Class R5	$1,000.00	$966.90	$4.11	$1,000.00	$1,020.69	$4.22	0.84%	182	366
Class R6	$1,000.00	$967.30	$3.62	$1,000.00	$1,021.18	$3.72	0.74%	182	366
Class Y	$1,000.00	$968.00	$3.57	$1,000.00	$1,021.23	$3.67	0.73%	182	366

39

International/Global Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford International Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$965.00	$7.18	$1,000.00	$1,017.55	$7.37	1.47%	182	366
Class B	$1,000.00	$961.10	$11.12	$1,000.00	$1,013.53	$11.41	2.28%	182	366
Class C	$1,000.00	$961.40	$10.73	$1,000.00	$1,013.92	$11.02	2.20%	182	366
Class I	$1,000.00	$967.20	$5.38	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class R3	$1,000.00	$963.90	$8.11	$1,000.00	$1,016.61	$8.32	1.66%	182	366
Class R4	$1,000.00	$965.50	$6.65	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R5	$1,000.00	$967.20	$5.18	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class Y	$1,000.00	$967.80	$4.79	$1,000.00	$1,019.99	$4.92	0.98%	182	366

The Hartford International Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$997.30	$6.75	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class C	$1,000.00	$994.80	$9.97	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class I	$1,000.00	$999.50	$4.87	$1,000.00	$1,019.99	$4.92	0.98%	182	366
Class R3	$1,000.00	$996.50	$7.99	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class R4	$1,000.00	$998.00	$6.41	$1,000.00	$1,018.45	$6.47	1.29%	182	366
Class R5	$1,000.00	$999.70	$4.97	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class Y	$1,000.00	$999.70	$4.38	$1,000.00	$1,020.49	$4.42	0.88%	182	366

40

Hartford Emerging Markets Equity Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Brazil - 7.6%
108,900	Banco Bradesco S.A. (Preference Shares)	$820,094
75,847	Banco do Brasil S.A.	487,600
246,854	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,233,104
27,000	Braskem S.A. Class A, (Preference Shares)	192,731
36,703	BRF S.A.	525,053
33,700	Cia de Saneamento Basico do Estado de Sao Paulo	258,684
54,000	Cia Energetica de Sao Paulo Class B, (Preference Shares)	226,096
38,843	Fibria Celulose S.A.	343,113
107,250	JBS S.A.	281,904
60,600	Kroton Educacional S.A.	225,538
53,104	MRV Engenharia e Participacoes S.A.	185,596
35,192	Smiles S.A.	408,275
90,188	Sul America S.A. UNIT	439,238
29,300	Telefonica Brasil S.A. (Preference Shares)	360,877

		5,987,903

	Cayman Islands - 0.3%
37,722	Chlitina Holding Ltd.	264,997

	Chile - 1.1%
10,713	Empresa Nacional de Electricidad S.A. ADR	298,357
10,713	Endesa Americas S.A.*	151,375
29,000	Enersis Americas S.A. ADR	248,240
29,000	Enersis Chile S.A.*	184,730

		882,702

	China - 16.7%
496,042	Agile Property Holdings Ltd.	281,680
2,008,473	Agricultural Bank of China Ltd. Class H	724,884
2,010	Alibaba Group Holding Ltd. ADR*	154,649
3,308	Baidu, Inc. ADR*	642,744
1,445,019	Bank of China Ltd. Class H	585,080
1,897,139	Bank of Communications Co., Ltd. Class H	1,195,705
47,571	BYD Co., Ltd. Class H*	278,200
428,332	China Cinda Asset Management Co., Ltd. Class H	140,263
3,384,249	China Construction Bank Corp. Class H	2,149,428
1,425,781	China Telecom Corp. Ltd. Class H	705,856
262,500	Chongqing Rural Commercial Bank Co., Ltd. Class H	137,965
145,857	CNOOC Ltd.	180,180
627,522	Dongfeng Motor Group Co., Ltd. Class H	685,749
315,000	Geely Automobile Holdings Ltd.	156,584
2,015,870	Industrial & Commercial Bank of China Ltd. Class H	1,079,299
7,748	JinkoSolar Holding Co., Ltd. ADR*	172,548
345,943	KWG Property Holding Ltd.	223,826
112,500	Longfor Properties Co., Ltd.	157,828
7,570	NetEase, Inc. ADR	1,065,099
8,704	New Oriental Education & Technology Group, Inc. ADR	340,849
1,106,179	People’s Insurance Co. Group of China Ltd. Class H	444,867
543,003	Sinopec Shanghai Petrochemical Co., Ltd. Class H*	266,356
66,486	Tencent Holdings Ltd.	1,352,878

		13,122,517

	Colombia - 0.3%
19,015	Ecopetrol S.A. ADR	189,009

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Greece - 0.6%
40,815	Motor Oil Hellas Corinth Refineries S.A.	$465,483

	Hong Kong - 5.0%
637,697	Belle International Holdings Ltd.	388,903
240,489	China Everbright Ltd.	474,739
263,758	China High Speed Transmission Equipment Group Co., Ltd.*	204,409
175,902	China Mobile Ltd.	2,019,489
657,809	Ju Teng International Holdings Ltd.	295,280
237,575	Nine Dragons Paper Holdings Ltd.	170,229
528,000	Shenzhen Investment Ltd.	212,983
982,872	Yuexiu Property Co., Ltd.	142,689

		3,908,721

	Hungary - 0.2%
9,468	Richter Gedeon Nyrt	188,087

	India - 9.3%
436,462	Allahabad Bank	382,251
90,433	Ashok Leyland Ltd.	145,233
54,229	Aurobindo Pharma Ltd.	620,192
3,637	Bajaj Auto Ltd.	136,388
142,263	Bharat Heavy Electricals Ltd.	268,193
74,971	Bharat Petroleum Corp. Ltd.	1,104,388
52,672	Canara Bank	163,169
3,809	Ceat Ltd.	62,914
3,862	Force Motors Ltd.	202,526
14,446	Hindustan Petroleum Corp. Ltd.	181,365
46,598	Infosys Ltd.	847,702
163,839	JSW Energy Ltd.	165,985
15,643	Mindtree Ltd.	159,730
765	MRF Ltd.	389,093
56,138	Power Finance Corp. Ltd.	151,524
391,968	Punjab National Bank	512,273
175,584	Rural Electrification Corp. Ltd.	470,901
94,833	Sun TV Network Ltd.	531,653
5,276	Tata Elxsi Ltd.	151,250
20,960	WNS Holdings Ltd. ADR*	664,222

		7,310,952

	Indonesia - 3.5%
422,477	Bank Negara Indonesia Persero Tbk PT	146,275
33,400	Gudang Garam Tbk PT	175,032
5,164,149	Telekomunikasi Indonesia Persero Tbk PT*	1,385,504
777,453	United Tractors Tbk PT	880,096
1,066,045	Vale Indonesia Tbk PT*	149,742

		2,736,649

	Malaysia - 3.4%
463,355	MISC Bhd	1,002,265
581,123	My EG Services Bhd	298,655
44,798	Petronas Dagangan Bhd	273,387
307,342	Tenaga Nasional Bhd	1,129,011

		2,703,318

	Mexico - 4.0%
97,652	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	922,051
286,467	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	681,008
17,594	Promotora y Operadora de Infraestructura S.A.B. de C.V.	223,046
541,728	Wal-Mart de Mexico S.A.B. de C.V.	1,338,840

		3,164,945

The accompanying notes are an integral part of these financial statements.

41

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Poland - 0.6%
8,886	Polski Koncern Naftowy Orlen S.A.	$160,263
212,422	Polskie Gornictwo Naftowe i Gazownictwo S.A.	282,936

		443,199

	Qatar - 0.3%
27,643	Barwa Real Estate Co.	254,254

	Russia - 3.3%
19,099	Gazprom Neft PAO ADR	226,442
249,358	Gazprom PAO ADR	1,295,659
11,009	MMC Norilsk Nickel PJSC ADR	162,683
58,684	Sberbank of Russia PJSC ADR	471,827
82,326	Surgutneftegas OAO ADR	432,211

		2,588,822

	South Africa - 9.0%
10,901	AngloGold Ashanti Ltd. ADR*	179,321
37,888	Exxaro Resources Ltd.	240,467
79,254	Kumba Iron Ore Ltd.*	644,099
22,282	Liberty Holdings Ltd.	218,879
36,979	Mondi Ltd.	711,986
4,108	Naspers Ltd. Class N	565,307
68,554	Resilient REIT Ltd.	654,973
59,033	Sappi Ltd.*	256,030
31,201	Sasol Ltd.	1,020,589
62,848	Sibanye Gold Ltd.	240,563
74,276	SPAR Group Ltd.	1,110,077
66,846	Telkom S.A. SOC Ltd.	266,521
126,663	Truworths International Ltd.	945,819

		7,054,631

	South Korea - 18.1%
10,762	GS Retail Co., Ltd.	503,544
36,091	Hana Financial Group, Inc.	809,324
17,542	Hanwha Corp.	578,682
4,841	Hyundai Development Co-Engineering & Construction	213,261
2,859	Hyundai Mobis Co., Ltd.	651,571
6,755	Hyundai Motor Co.	847,560
34,551	Industrial Bank of Korea	367,258
30,689	JB Financial Group Co., Ltd.	157,282
25,257	KB Financial Group, Inc.	772,791
30,907	Kia Motors Corp.	1,296,291
24,629	Korea Electric Power Corp.	1,337,816
4,939	KT&G Corp.	532,104
333	LG Chem Ltd.	86,378
190	LG Household & Health Care Ltd.	167,289
1,309	Lotte Chemical Corp.	333,886
431	NongShim Co., Ltd.	141,146
801	POSCO	167,822
3,154	Samsung Electronics Co., Ltd.	3,437,326
23,736	Shinhan Financial Group Co., Ltd.	870,303
5,486	SK Hynix, Inc.	134,560
1,628	SK Innovation Co., Ltd.	219,873
3,045	SK Materials Co., Ltd.	316,492
34,131	Woori Bank	313,597

		14,256,156

	Taiwan - 8.7%
29,949	Casetek Holdings Ltd.	134,497
239,260	Cathay Financial Holding Co., Ltd.	267,920
721,911	Hon Hai Precision Industry Co., Ltd.	1,719,638

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Taiwan - 8.7% - (continued)
1,652,202	Innolux Corp.	$509,888
69,311	Kinsus Interconnect Technology Corp.	133,873
124,886	Nanya Technology Corp.	145,274
459,329	Pegatron Corp.	967,651
50,412	Shin Zu Shing Co., Ltd.	143,470
4,145	Silicon Motion Technology Corp. ADR	159,790
140,000	Siliconware Precision Industries Co., Ltd.	207,288
473,131	Taiwan Semiconductor Manufacturing Co., Ltd.	2,173,738
179,043	Vanguard International Semiconductor Corp.	272,815

		6,835,842

	Thailand - 3.0%
17,149	Airports of Thailand PCL	192,454
128,703	Bangkok Bank PCL	610,174
718,700	Krung Thai Bank PCL	360,070
378,986	PTT Global Chemical PCL	678,117
43,663	PTT PCL	380,004
273,794	Thai Union Group PCL Class F	162,254

		2,383,073

	Turkey - 1.3%
516,976	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	555,604
6,087	Tupras Turkiye Petrol Rafinerileri AS	160,547
123,902	Turk Hava Yollari AO*	305,354

		1,021,505

	United Arab Emirates - 1.7%
632,968	DAMAC Properties Dubai Co. PJSC	441,218
200,607	Dubai Islamic Bank PJSC	316,614
112,623	Emirates Telecommunications Group Co. PJSC	579,535

		1,337,367

	Total Common Stocks (cost $78,844,770)	$77,100,132

WARRANTS - 0.0%
	Thailand - 0.0%
1	Jasmine International PCL, Expires 7/5/20*	$—

	Total Warrants (cost $ - )	$—

	Total Long-Term Investments (cost $78,844,770)	$77,100,132

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
1,850,809	BlackRock Liquidity Funds TempFund Portfolio	$1,850,809

	Total Short-Term Investments (cost $1,850,809)	$1,850,809

Total Investments (cost $80,695,579)^	100.3%	$78,950,941
Other Assets and Liabilities	(0.3)%	(240,775)

Total Net Assets	100.0%	$78,710,166

The accompanying notes are an integral part of these financial statements.

42

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$5,181,005
Unrealized Depreciation	(6,925,643)

Net Unrealized Depreciation	$(1,744,638)

*	Non-income producing.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Emerging Market (mini MSCI) Index Future	18	06/17/2016	$751,910	$754,560	$2,650

Total futures contracts					$2,650

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

43

Hartford Emerging Markets Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Brazil	$5,987,903	$5,987,903	$—	$—
Cayman Islands	264,997	—	264,997	—
Chile	882,702	882,702	—	—
China	13,122,517	2,375,889	10,746,628	—
Colombia	189,009	189,009	—	—
Greece	465,483	465,483	—	—
Hong Kong	3,908,721	—	3,908,721	—
Hungary	188,087	—	188,087	—
India	7,310,952	664,222	6,646,730	—
Indonesia	2,736,649	—	2,736,649	—
Malaysia	2,703,318	1,275,652	1,427,666	—
Mexico	3,164,945	3,164,945	—	—
Poland	443,199	—	443,199	—
Qatar	254,254	—	254,254	—
Russia	2,588,822	432,211	2,156,611	—
South Africa	7,054,631	1,289,398	5,765,233	—
South Korea	14,256,156	—	14,256,156	—
Taiwan	6,835,842	159,790	6,676,052	—
Thailand	2,383,073	1,772,899	610,174	—
Turkey	1,021,505	—	1,021,505	—
United Arab Emirates	1,337,367	579,535	757,832	—
Warrants	—	—	—	—
Short-Term Investments	1,850,809	1,850,809	—	—
Futures Contracts(2)	2,650	2,650	—	—

Total	$78,953,591	$21,093,097	$57,860,494	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $969,957 were transferred from Level 1 to Level 2, and investments valued at $4,063,857 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

44

Hartford Environmental Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8%
	Austria - 3.8%
4,288	Mayr Melnhof Karton AG	$504,584
42,102	Zumtobel Group AG	547,935

		1,052,519

	Canada - 2.9%
109,940	Veresen, Inc.	795,613

	China - 2.4%
117,110	Boer Power Holdings Ltd.	65,686
468,000	China Longyuan Power Group Corp. Ltd. Class H	323,785
56,000	ENN Energy Holdings Ltd.	273,147

		662,618

	Denmark - 2.5%
9,927	Vestas Wind Systems AS	710,595

	France - 5.7%
12,881	Cie de Saint-Gobain	590,240
30,671	Rexel S.A.	465,051
28,531	Suez Environnement Co.	525,816

		1,581,107

	Germany - 2.8%
7,527	Siemens AG	787,687

	Hong Kong - 0.8%
43,500	Beijing Enterprises Holdings Ltd.	226,869

	Italy - 2.4%
145,169	Enel S.p.A.	659,768

	Japan - 8.5%
4,610	Daikin Industries Ltd.	365,937
37,000	Fujitsu General Ltd.	639,691
118,000	IHI Corp.	255,883
16,000	Kyudenko Corp.	406,305
9,900	Park24 Co., Ltd.	277,477
32,500	Sekisui Chemical Co., Ltd.	406,187

		2,351,480

	Norway - 2.1%
49,476	Tomra Systems ASA	574,736

	Spain - 2.7%
54,435	EDP Renovaveis S.A.	424,341
3,608	Red Electrica Corp. S.A.	322,678

		747,019

	Sweden - 2.1%
19,777	Electrolux AB Series B	574,714

	Switzerland - 3.1%
41,211	ABB Ltd.	872,448

	United Kingdom - 4.2%
6,288	Delphi Automotive plc	462,986
5,664	Johnson Matthey plc	239,388
33,513	National Grid plc	478,184

		1,180,558

	United States - 47.8%
61,221	Advanced Emissions Solutions, Inc.*	453,035
8,634	American Water Works Co., Inc.	628,210
16,211	Applied Materials, Inc.	331,839
17,714	Avangrid, Inc.	710,331
9,870	Eaton Corp. plc	624,475
5,878	Edison International	415,633
7,922	First Solar, Inc.*	442,365

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8% - (continued)
	United States - 47.8% - (continued)
32,458	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	$629,685
5,219	Hubbell, Inc. Class B	551,961
5,358	Illinois Tool Works, Inc.	560,018
14,282	Johnson Controls, Inc.	591,275
64,522	Mueller Water Products, Inc. Class A	693,612
6,623	NextEra Energy, Inc.	778,732
12,602	Owens Corning	580,574
8,450	Pattern Energy Group, Inc.	177,450
8,558	Pentair plc	497,049
5,354	Rogers Corp.*	307,105
8,769	Sempra Energy	906,276
9,197	SunPower Corp.*	185,228
3,634	Tesla Motors, Inc.*	874,922
11,161	UGI Corp.	449,119
11,991	Waste Management, Inc.	704,951
7,754	Watts Water Technologies, Inc. Class A	433,216
17,773	Xylem, Inc.	742,556

		13,269,617

	Total Common Stocks (cost $23,755,826)	$26,047,348

	Total Long-Term Investments (cost $23,755,826)	$26,047,348

SHORT-TERM INVESTMENTS - 5.8%
	Other Investment Pools & Funds - 5.8%
1,603,992	BlackRock Liquidity Funds TempFund Portfolio	$1,603,992

	Total Short-Term Investments (cost $1,603,992)	$1,603,992

Total Investments (cost $25,359,818)^	99.6%	$27,651,340
Other Assets and Liabilities	0.4%	121,256

Total Net Assets	100.0%	$27,772,596

The accompanying notes are an integral part of these financial statements.

45

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$2,678,147
Unrealized Depreciation	(386,625)

Net Unrealized Appreciation	$2,291,522

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

46

Hartford Environmental Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Austria	$1,052,519	$—	$1,052,519	$—
Canada	795,613	795,613	—	—
China	662,618	—	662,618	—
Denmark	710,595	—	710,595	—
France	1,581,107	—	1,581,107	—
Germany	787,687	—	787,687	—
Hong Kong	226,869	—	226,869	—
Italy	659,768	—	659,768	—
Japan	2,351,480	—	2,351,480	—
Norway	574,736	—	574,736	—
Spain	747,019	—	747,019	—
Sweden	574,714	—	574,714	—
Switzerland	872,448	—	872,448	—
United Kingdom	1,180,558	462,986	717,572	—
United States	13,269,617	13,269,617	—	—
Short-Term Investments	1,603,992	1,603,992	—	—

Total	$27,651,340	$16,132,208	$11,519,132	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

47

Hartford Global Capital Appreciation Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4%
	Automobiles & Components - 1.6%
1,881,518	Chongqing Changan Automobile Co., Ltd. Class B	$3,253,506
89,103	Delphi Automotive plc	6,560,654
42,034	Fiat Chrysler Automobiles N.V.	338,402
183,000	Ford Motor Co.	2,481,480
51,100	Magna International, Inc.	2,146,306
59,600	Mazda Motor Corp.	908,083
65,600	Toyo Tire & Rubber Co., Ltd.	981,092
9,900	Toyota Industries Corp.	429,540

		17,099,063

	Banks - 6.3%
276,291	Alpha Bank A.E.*	600,337
264,201	Banca Popolare dell-Emilia Romagna SC	1,549,160
22,075	Banco Macro S.A. ADR	1,382,557
217,000	Bangkok Bank PCL NVDR	1,017,024
338,623	Bank of America Corp.	4,930,351
4,212,158	Bank of Ireland*	1,279,133
35,989	Bank of Nova Scotia	1,887,623
32,164	BNP Paribas S.A.	1,703,371
517,111	CaixaBank S.A.	1,561,006
2,242,000	China Construction Bank Corp. Class H	1,423,955
146,435	Citigroup, Inc.	6,777,012
49,585	Citizens Financial Group, Inc.	1,133,017
1,544,623	Eurobank Ergasias S.A.*	1,303,401
531,839	Genworth Mortgage Insurance Australia Ltd.	960,482
55,268	HDFC Bank Ltd.	938,942
145,600	HSBC Holdings plc	964,873
115,528	ICICI Bank Ltd.	408,469
222,355	ICICI Bank Ltd. ADR	1,567,603
478,454	Itau Unibanco Holding S.A. ADR	4,559,667
129,729	JP Morgan Chase & Co.	8,198,873
10,261	M&T Bank Corp.	1,214,081
446,700	Mitsubishi UFJ Financial Group, Inc.	2,061,437
1,090,200	Mizuho Financial Group, Inc.	1,634,113
182,059	Nordea Bank AB	1,769,639
51,342	PNC Financial Services Group, Inc.	4,506,801
1,190,000	Sberbank of Russia PJSC ADR	9,567,752
57,744	Wells Fargo & Co.	2,886,045

		67,786,724

	Capital Goods - 6.1%
73,321	AerCap Holdings N.V.*	2,933,573
38,338	Airbus Group SE	2,396,799
62,233	Atlas Copco AB Class A	1,612,286
596,648	Balfour Beatty plc*	2,084,776
350,000	Beijing Enterprises Holdings Ltd.	1,825,379
25,730	Builders FirstSource, Inc.*	285,346
22,015	Caterpillar, Inc.	1,711,006
72,518	Cie de Saint-Gobain	3,322,958
421,907	Cobham plc	951,908
17,449	Danaher Corp.	1,688,191
114,600	Denyo Co., Ltd.	1,229,344
56,828	Eaton Corp. plc	3,595,508
162,870	Ellaktor S.A.*	237,538
16,917	Fastenal Co.	791,546
38,592	Fomento de Construcciones y Contratas S.A.*	335,943
32,782	Fortune Brands Home & Security, Inc.	1,816,451
35,448	Generac Holdings, Inc.*	1,351,278
69,200	Hino Motors Ltd.	667,713
42,986	Honeywell International, Inc.	4,912,010

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Capital Goods - 6.1% - (continued)
557,000	IHI Corp.	$1,207,854
27,162	Legrand S.A.	1,548,171
15,264	Lockheed Martin Corp.	3,547,048
20,529	Middleby Corp.*	2,250,800
449,000	Mitsubishi Heavy Industries Ltd.	1,596,020
15,734	Owens Corning	724,865
267,267	QinetiQ Group plc	875,321
9,491	Raytheon Co.	1,199,188
13,768	Rheinmetall AG	1,078,684
127,189	Sandvik AB	1,306,750
497,900	Sanwa Holdings Corp.	3,863,165
33,192	Schneider Electric SE*	2,170,344
16,819	Siemens AG	1,760,079
20,885	Sulzer AG	1,906,493
4,883	TransDigm Group, Inc.*	1,112,689
35,753	United Technologies Corp.	3,731,541
18,688	Wabco Holdings, Inc.*	2,096,046
38,142	Zumtobel Group AG	496,397

		66,221,008

	Commercial & Professional Services - 1.0%
81,799	Atento S.A.*	699,381
12,992	Clean Harbors, Inc.*	641,805
176,592	Experian plc	3,236,008
7,582	FTI Consulting, Inc.*	305,555
2,210	Klarna Holding AB(1)(2)(3)	238,488
88,495	Nippon Kanzai Co., Ltd.	1,353,996
2,745,472	Spotless Group Holdings Ltd.	2,690,815
6,852	Stericycle, Inc.*	654,777
20,762	Waste Connections, Inc.	1,396,867

		11,217,692

	Consumer Durables & Apparel - 1.7%
63,231	Brunello Cucinelli S.p.A.	1,241,706
1,814,000	Cosmo Lady China Holdings Co., Ltd.(3)	1,407,855
257,133	Crocs, Inc.*	2,147,061
52,984	Electrolux AB Series B	1,539,700
10,874,000	Global Brands Group Holding Ltd.*	1,285,645
24,140	Kate Spade & Co.*	621,122
25,455	Luxottica Group S.p.A.	1,389,070
7,099	Newell Brands, Inc.	323,288
15,485	NIKE, Inc. Class B	912,686
64,855	Persimmon plc	1,886,378
15,626	Ralph Lauren Corp.	1,456,499
773,180	Samsonite International S.A.	2,486,587
34,012	VF Corp.	2,144,457

		18,842,054

	Consumer Services - 3.5%
21,365	Aramark	715,941
10,504	Chipotle Mexican Grill, Inc.*	4,421,869
164,476	Compass Group plc	2,929,052
2,026,300	Genting Singapore plc	1,223,084
69,475	Hilton Worldwide Holdings, Inc.	1,531,924
663,136	Kroton Educacional S.A.	2,468,021
131,057	Las Vegas Sands Corp.	5,917,223
66,519	LifeLock, Inc.*	774,281
1,156,700	Mandarin Oriental International Ltd.	1,731,955
30,110	McDonald’s Corp.	3,808,614
32,504	New Oriental Education & Technology Group, Inc. ADR	1,272,857
22,200	Norwegian Cruise Line Holdings Ltd.*	1,085,358

The accompanying notes are an integral part of these financial statements.

48

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Consumer Services - 3.5% - (continued)
113,009	OPAP S.A.	$854,288
7,908	Panera Bread Co. Class A*	1,696,187
785,600	Sands China Ltd.	2,798,854
53,624	Wyndham Worldwide Corp.	3,804,623
260,000	Wynn Macau Ltd.	369,683

		37,403,814

	Diversified Financials - 3.9%
85,985	Amundi S.A.*(3)	3,956,993
169,661	Anima Holding S.p.A.(3)	1,204,937
41,399	Banca Generali S.p.A.	1,231,913
3,651	BlackRock, Inc.	1,300,961
281,200	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,404,671
235,154	Cerved Information Solutions S.p.A.	1,895,722
129,205	EFG International AG*	806,774
507,362	Henderson Group plc	1,899,380
233,400	Ichiyoshi Securities Co., Ltd.	1,924,347
12,377	Intercontinental Exchange, Inc.	2,970,851
66,500	Japan Exchange Group, Inc.	990,401
321,904	LendingClub Corp. PIPE*	2,543,042
6,758	MarketAxess Holdings, Inc.	829,612
115,071	Markit, Ltd.*	4,014,827
14,723	MSCI, Inc.	1,118,065
167,000	OneMain Holdings, Inc.*	5,313,940
54,753	Raymond James Financial, Inc.	2,856,464
15,851	S&P Global, Inc.	1,693,679
51,078	Santander Consumer USA Holdings, Inc.*	672,697
266,700	Singapore Exchange Ltd.	1,488,599
58,500	Solar Cayman Ltd.*(1)(2)(3)	12,636
95,603	UBS Group AG	1,657,321
69,140	WisdomTree Investments, Inc.	752,935

		42,540,767

	Energy - 5.4%
75,310	Anadarko Petroleum Corp.	3,973,356
85,312	Cabot Oil & Gas Corp.	1,996,301
85,280	Canadian Natural Resources Ltd.	2,560,106
27,216	Chevron Corp.	2,780,931
411,403	Cobalt International Energy, Inc.*	1,328,832
3,661	Concho Resources, Inc.*	425,298
19,667	Diamondback Energy, Inc.*	1,702,769
12,600	Energen Corp.	535,374
32,096	Ensco plc Class A	383,868
72,517	Golar LNG Ltd.	1,202,332
102,584	Halliburton Co.	4,237,745
23,299	Helmerich & Payne, Inc.	1,540,530
27,235	Hess Corp.	1,623,751
5,439,000	Hilong Holding Ltd.	627,956
94,505	Imperial Oil Ltd.	3,134,098
383,847	Karoon Gas Australia Ltd.*	421,304
206,758	Marathon Oil Corp.	2,913,220
10,800	Newfield Exploration Co.*	391,500
198,398	Petroleo Brasileiro S.A. ADR*	1,529,649
53,442	Pioneer Natural Resources Co.	8,876,716
10,200	QEP Resources, Inc.	182,886
638,091	Rosneft OAO GDR	3,483,977
82,015	Royal Dutch Shell plc Class B	2,153,293
13,533	Schlumberger Ltd.	1,087,241
120,314	Southwestern Energy Co.*	1,615,817
41,383	Suncor Energy, Inc.	1,215,419

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Energy - 5.4% - (continued)
92,967	Total S.A.	$4,698,626
26,400	TransCanada Corp.	1,072,602
152,330	Trican Well Service Ltd.*	212,463

		57,907,960

	Food & Staples Retailing - 1.5%
4,899	Ain Holdings, Inc.	237,983
18,100	Alimentation Couche-Tard, Inc. Class B	793,417
26,343	Costco Wholesale Corp.	3,902,188
45,780	Seven & I Holdings Co., Ltd.	1,867,935
14,864	Wal-Mart Stores, Inc.	993,956
41,086	Walgreens Boots Alliance, Inc.	3,257,298
170,788	Whole Foods Market, Inc.	4,966,515

		16,019,292

	Food, Beverage & Tobacco - 5.2%
4,183	Anheuser-Busch InBev N.V.	518,917
149,149	British American Tobacco plc	9,093,927
752,031	C&C Group plc	3,386,937
135,265	Coca-Cola Co.	6,059,872
22,070	ConAgra Foods, Inc.	983,439
151,125	Diageo plc	4,085,830
293,486	Greencore Group plc	1,548,781
76,100	Heineken Malaysia Bhd	292,739
28,538	Heineken N.V.	2,677,640
9,668	Kraft Heinz Co.	754,781
36,964	Molson Coors Brewing Co. Class B	3,534,867
140,915	Mondelez International, Inc. Class A	6,053,708
25,322	Monster Beverage Corp.*	3,651,939
51,642	Nestle S.A.	3,854,541
132,800	Nomad Foods Ltd.*	1,080,992
25,385	PepsiCo, Inc.	2,613,640
41,244	Post Holdings, Inc.*	2,962,969
617,789	Vina Concha y Toro S.A.	1,037,386
683,119	Yantai Changyu Pioneer Wine Co., Ltd. Class B	2,159,200

		56,352,105

	Health Care Equipment & Services - 4.1%
71,600	Acadia Healthcare Co., Inc.*	4,524,404
2,900	athenahealth, Inc.*	386,570
5,133	Becton Dickinson and Co.	827,748
127,580	Boston Scientific Corp.*	2,796,554
35,555	Cardinal Health, Inc.	2,789,645
1,847,640	CareView Communications, Inc.*	443,434
23,615	Cerner Corp.*	1,325,746
213,900	Community Health Systems, Inc.*	4,081,212
711,391	Corindus Vascular Robotics, Inc.*	746,961
32,477	DexCom, Inc.*	2,090,869
12,025	Edwards Lifesciences Corp.*	1,277,175
53,869	Envision Healthcare Holdings, Inc.*	1,219,055
13,033	Essilor International S.A.	1,687,200
61,946	HCA Holdings, Inc.*	4,994,086
34,496	Hologic, Inc.*	1,158,721
1,504	Intuitive Surgical, Inc.*	942,045
11,200	McKesson Corp.	1,879,584
50,274	Medtronic plc	3,979,187
208,736	Senseonics Holdings, Inc.*	718,052
41,538	UnitedHealth Group, Inc.	5,469,724
43,252	Veeva Systems, Inc. Class A*	1,189,862

		44,527,834

The accompanying notes are an integral part of these financial statements.

49

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Household & Personal Products - 3.3%
34,200	Beiersdorf AG	$3,071,000
148,379	Colgate-Palmolive Co.	10,523,039
85,489	Coty, Inc. Class A	2,598,866
37,573	Estee Lauder Cos., Inc. Class A	3,602,124
2,643	LG Household & Health Care Ltd.	2,327,075
146,300	Natura Cosmeticos S.A.	1,084,728
37,367	Procter & Gamble Co.	2,993,844
52,206	Reckitt Benckiser Group plc	5,085,853
93,192	Unilever N.V.	4,102,312

		35,388,841

	Insurance - 4.0%
257,600	AIA Group Ltd.	1,541,633
119,062	American International Group, Inc.	6,646,041
102,174	Assicurazioni Generali S.p.A.	1,562,199
691,000	China Life Insurance Co., Ltd. Class H	1,591,757
34,173	Chubb Ltd.	4,027,630
215,950	Delta Lloyd N.V.	1,101,645
1,812	Fairfax Financial Holdings Ltd.	971,204
23,377	Marsh & McLennan Cos., Inc.	1,476,258
135,690	MetLife, Inc.	6,119,619
35,100	MS&AD Insurance Group Holdings, Inc.	927,043
49,424	Principal Financial Group, Inc.	2,109,416
50,100	Prudential Financial, Inc.	3,889,764
272,083	Saga plc	833,274
200,200	T&D Holdings, Inc.	1,916,407
51,500	Tokio Marine Holdings, Inc.	1,685,207
32,192	Torchmark Corp.	1,863,595
51,094	Unum Group	1,747,926
13,519	Zurich Insurance Group AG*	3,033,450

		43,044,068

	Materials - 5.5%
18,700	Agrium, Inc.	1,610,444
14,244	Akzo Nobel N.V.	1,011,988
167,408	Anglo American plc	1,872,503
24,954	BHP Billiton Ltd. ADR	782,058
43,650	BHP Billiton plc	596,455
192,004	BRAAS Monier Building Group S.A.	5,333,664
77,231	Buzzi Unicem S.p.A.	1,466,968
28,401	Cabot Corp.	1,385,685
33,224	Celanese Corp. Series A	2,348,937
81,129	Constellium N.V. Class A*	472,982
147,568	CRH plc	4,297,314
76,300	Dow Chemical Co.	4,014,143
22,407	Franco-Nevada Corp.	1,572,979
40,978	Goldcorp, Inc.	825,707
106,237	International Paper Co.	4,596,875
108,161	LafargeHolcim Ltd.*	5,491,926
36,626	Louisiana-Pacific Corp.*	622,642
77,300	Methanex Corp.	2,703,375
32,510	Norbord, Inc.	648,024
134,401	Platform Specialty Products Corp.*	1,384,330
31,557	Praxair, Inc.	3,706,685
50,452	Reliance Steel & Aluminum Co.	3,731,934
30,726	Rio Tinto plc ADR	1,034,237
23,700	Shin-Etsu Chemical Co., Ltd.	1,327,408
22,555	Smurfit Kappa Group plc	598,688
465,000	Sumitomo Osaka Cement Co., Ltd.	2,004,763
474,000	Taiheiyo Cement Corp.	1,254,211
123,257	Ternium S.A. ADR	2,515,675

		59,212,600

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Media - 1.8%
45,354	DISH Network Corp. Class A*	$2,235,499
281,849	SES S.A.	7,700,307
600,332	Sky plc	8,252,182
29,083	Wolters Kluwer N.V.	1,107,848

		19,295,836

	Pharmaceuticals, Biotechnology & Life Sciences - 10.7%
72,545	Alder Biopharmaceuticals, Inc.*	1,926,070
54,272	Allergan plc*	11,753,144
4,016	Alnylam Pharmaceuticals, Inc.*	269,233
114,655	AstraZeneca plc	6,578,055
150,902	AstraZeneca plc ADR	4,370,122
5,332	Biogen, Inc.*	1,466,247
289,771	Bristol-Myers Squibb Co.	20,915,671
90,580	Eisai Co., Ltd.	5,606,871
13,139	Endo International plc*	354,753
5,817	Five Prime Therapeutics, Inc.*	276,831
160,723	Hikma Pharmaceuticals plc	5,181,812
2,964	Illumina, Inc.*	400,110
3,809	Incyte Corp.*	275,276
35,838	Johnson & Johnson	4,016,723
309,570	Merck & Co., Inc.	16,976,819
146,966	Mylan N.V.*	6,129,952
115,700	Novavax, Inc.*	606,268
83,254	Ono Pharmaceutical Co., Ltd.	3,751,248
72,322	Portola Pharmaceuticals, Inc.*	1,718,371
6,096	Regeneron Pharmaceuticals, Inc.*	2,296,424
29,983	Roche Holding AG	7,585,974
28,200	TESARO, Inc.*	1,168,608
34,400	Teva Pharmaceutical Industries Ltd. ADR	1,873,080
889,455	TherapeuticsMD, Inc.*	7,338,004
41,695	UCB S.A.	3,127,507

		115,963,173

	Real Estate - 3.2%
41,063	American Tower Corp. REIT	4,306,687
281,300	BR Malls Participacoes S.A.	1,384,723
89,510	Castellum AB	1,433,819
51,971	Columbia Property Trust, Inc. REIT	1,158,953
886,900	Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,443,401
460	Daito Trust Construction Co., Ltd.	65,059
128,671	Grivalia Properties REIC A.E. REIT	1,105,011
735,960	Hibernia plc REIT	1,087,098
90,844	Host Hotels & Resorts, Inc. REIT	1,437,152
19,352	ICADE REIT	1,522,489
213,753	Intu Properties plc REIT	951,878
22,411	Kennedy-Wilson Holdings, Inc. REIT	484,302
198,600	LaSalle Hotel Properties REIT	4,746,540
403,100	Leopalace21 Corp.	2,418,811
1,561,316	New South Resources Ltd.*	2,035,577
70,374	Realogy Holdings Corp. REIT*	2,515,167
4,180	Relo Holdings, Inc. REIT	534,474
74,500	Sumitomo Real Estate Sales Co., Ltd. REIT	1,493,949
133,001	Vonovia SE	4,483,216
4,081	WeWork Companies, Inc. Class A, REIT(1)(2)(3)	204,835

		34,813,141

	Retailing - 4.1%
35,512	Advance Auto Parts, Inc.	5,543,423
727,000	Allstar Co.*(1)(2)(3)	777,890
14,492	Amazon.com, Inc.*	9,558,778
27,043	Expedia, Inc.	3,130,768

The accompanying notes are an integral part of these financial statements.

50

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Retailing - 4.1% - (continued)
5,968	Honest Co.(1)(2)(3)	$268,679
5,907	JAND, Inc. Class A(1)(2)(3)	64,327
123,789	JUMBO S.A.*	1,621,407
19,462	L Brands, Inc.	1,523,680
22,164	Lowe’s Cos., Inc.	1,684,907
434,000	Luk Fook Holdings International Ltd.	988,424
1,556	Priceline Group, Inc.*	2,090,735
23,209	Rent-A-Center, Inc.	341,172
14,135	Restoration Hardware Holdings, Inc.*	611,622
49,978	Signet Jewelers Ltd.	5,425,612
50,170	TJX Cos., Inc.	3,803,889
39,437	Tory Burch LLC*(1)(2)(3)	2,157,200
11,019	TripAdvisor, Inc.*	711,717
51,223	Urban Outfitters, Inc.*	1,553,081
62,694	Zalando SE*(3)	2,081,127

		43,938,438

	Semiconductors & Semiconductor Equipment - 2.5%
78,603	Applied Materials, Inc.	1,609,003
41,196	Cypress Semiconductor Corp.	372,000
410,767	Globalwafers Co., Ltd.	940,776
92,570	Intel Corp.	2,803,020
15,200	Lam Research Corp.	1,161,280
93,106	Maxim Integrated Products, Inc.	3,325,746
28,840	Mellanox Technologies Ltd.*	1,247,330
22,084	NXP Semiconductors N.V.*	1,883,323
19,605	Qorvo, Inc.*	882,813
57,253	QUALCOMM, Inc.	2,892,422
27,502	Silicon Motion Technology Corp. ADR	1,060,202
17,762	Skyworks Solutions, Inc.	1,186,857
193,125	Sumco Corp.	1,222,992
3,999	SunEdison Semiconductor Ltd.*	22,994
243,192	SunPower Corp.*	4,897,887
21,679	Synaptics, Inc.*	1,551,132

		27,059,777

	Software & Services - 9.7%
52,632	Accenture plc Class A	5,943,205
14,083	Adobe Systems, Inc.*	1,326,900
115,286	Alibaba Group Holding Ltd. ADR*	8,870,105
10,298	Alliance Data Systems Corp.*	2,093,686
8,000	Alphabet, Inc. Class A*	5,663,040
16,184	Alphabet, Inc. Class C*	11,215,674
18,686	Apigee Corp.*	181,254
13,493	Autodesk, Inc.*	807,151
34,276	Automatic Data Processing, Inc.	3,031,369
9,732	Baidu, Inc. ADR*	1,890,928
32,060	Blackhawk Network Holdings, Inc.*	1,030,088
45,638	Cadence Design Systems, Inc.*	1,058,345
50,524	ChinaCache International Holdings Ltd. ADR*	417,833
10,612	CoStar Group, Inc.*	2,093,854
34,900	Descartes Systems Group, Inc.*	643,371
75,528	Envestnet, Inc.*	2,370,069
43,847	Facebook, Inc. Class A*	5,155,530
38,009	Global Payments, Inc.	2,743,490
79,107	Gogo, Inc.*	837,743
217,166	Microsoft Corp.	10,830,068
61,690	Mobileye N.V.*	2,353,474
6,360	NAVER Corp.	3,769,236
6,966	Nintendo Co., Ltd.	943,203
90,347	Oracle Corp.	3,601,231

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Software & Services - 9.7% - (continued)
147,275	Quotient Technology, Inc.*	$1,711,336
72,174	ServiceNow, Inc.*	5,158,998
31,474	SS&C Technologies Holdings, Inc.	1,924,635
115,900	Tencent Holdings Ltd.	2,358,369
73,003	Verint Systems, Inc.*	2,470,422
12,789	Visa, Inc. Class A	987,822
35,856	Workday, Inc. Class A*	2,688,483
53,975	Xura, Inc.*	1,208,500
161,669	Yandex N.V. Class A*	3,309,364
12,105	Zillow Group, Inc. Class A*	302,867
164,842	Zillow Group, Inc. Class C*	3,962,802

		104,954,445

	Technology Hardware & Equipment - 2.1%
5,769	Apple, Inc.	540,786
86,141	ARRIS International plc*	1,961,431
214,000	Catcher Technology Co., Ltd.	1,497,752
191,050	Cisco Systems, Inc.	5,251,965
13,000	Largan Precision Co., Ltd.	907,453
35,359	Motorola Solutions, Inc.	2,658,643
96,175	Parkervision, Inc.*	288,525
29,404	Pure Storage, Inc. Class A*	427,828
4,952	Samsung Electronics Co., Ltd.	5,396,841
103	Stratasys Ltd.*	2,520
31,400	Western Digital Corp.	1,283,161
1,807,000	WPG Holdings Ltd.	1,928,100

		22,145,005

	Telecommunication Services - 1.9%
333,299	Bharti Infratel Ltd.	1,878,137
177,825	Hellenic Telecommunications Organization S.A.	1,731,189
37,789	Millicom International Cellular S.A.	2,187,962
123,000	Nippon Telegraph & Telephone Corp.	5,504,288
147,790	NTT DoCoMo, Inc.	3,544,592
18,095	SoftBank Group Corp.	972,977
1,797,753	Telecom Italia S.p.A.*	1,755,457
114,330	Telenor ASA	1,967,179
27,522	Verizon Communications, Inc.	1,401,971

		20,943,752

	Transportation - 3.3%
1,802,740	AirAsia Bhd	875,103
57,100	American Airlines Group, Inc.	1,980,799
63,415	Canadian National Railway Co.	3,904,872
87,920	CSX Corp.	2,397,578
54,515	Deutsche Post AG	1,601,284
12,255	FedEx Corp.	2,023,423
38,018	Genesee & Wyoming, Inc. Class A*	2,475,352
84,866	Groupe Eurotunnel SE	1,083,545
56,200	Hitachi Transport System Ltd.	941,832
2,070,000	Jiangsu Expressway Co., Ltd. Class H	2,720,346
15,690	Kansas City Southern	1,486,628
10,704	Kuehne + Nagel International AG	1,544,750
10,958	Macquarie Infrastructure Corp.	771,334
67,900	Swift Transportation Co.*	1,128,498
15,537	United Continental Holdings, Inc.*	711,750
43,831	United Parcel Service, Inc. Class B	4,605,323
174,036	XPO Logistics, Inc.*	5,245,445

		35,497,862

The accompanying notes are an integral part of these financial statements.

51

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.4% - (continued)
	Utilities - 3.0%
40,535	Avangrid, Inc.	$1,625,454
66,113	Calpine Corp.*	1,043,263
569,848	Centrica plc	1,990,037
4,834,000	China Longyuan Power Group Corp. Ltd. Class H	3,344,393
284,000	China Resources Gas Group Ltd.	803,675
24,721	Edison International	1,748,022
19,100	Eversource Energy	1,078,004
98,273	Gas Natural SDG S.A.	2,049,287
1,543,885	Guangdong Investment Ltd.	2,180,060
1,152,000	Huadian Fuxin Energy Corp. Ltd. Class H	250,943
5,000,000	Huaneng Renewables Corp. Ltd. Class H	1,475,421
314,641	National Grid plc	4,489,489
1,279,766	NTPC Ltd.	2,681,688
22,618	Pattern Energy Group, Inc.	474,978
436,550	Power Assets Holdings Ltd.	4,153,374
87,645	RWE AG*	1,313,149
29,285	UGI Corp.	1,178,428

		31,879,665

	Total Common Stocks (cost $1,034,808,527)	$1,030,054,916

CORPORATE BONDS - 0.0%
	Internet - 0.0%
$78,639	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$78,639

	Total Corporate Bonds (cost $78,639)	$78,639

EXCHANGE TRADED FUNDS - 0.9%
	Other Investment Pools & Funds - 0.9%
174,167	iShares MSCI ACWI ETF	$9,894,427

	Total Exchange Traded Funds (cost $10,010,681)	$9,894,427

PREFERRED STOCKS - 1.9%
	Capital Goods - 0.1%
198,151	Lithium Technology Corp.*(1)(2)(3)	$919,421

	Consumer Durables & Apparel - 0.0%
46,766	One Kings Lane, Inc.*(1)(2)(3)	412,476

	Consumer Services - 0.1%
5,648	Airbnb, Inc. Series E*(1)(2)(3)	617,383
121,867	DraftKings, Inc.*(1)(2)(3)	247,390

		864,773

	Materials - 0.0%
15,711	Rubicon Minerals Corp.(1)(2)(3)	268,800

	Real Estate - 0.2%
123,147	Redfin Corp. Series G*(1)(2)(3)	394,070
20,282	WeWork Companies, Inc. Class D-1*(1)(2)(3)	1,017,999
15,935	WeWork Companies, Inc. Class D-2*(1)(2)(3)	799,814

		2,211,883

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 1.9% - (continued)
	Retailing - 0.1%
$22,505	Forward Ventures, Inc.*(1)(2)(3)	$823,458
13,190	JAND, Inc. Series D*(1)(2)(3)	143,639

		967,097

	Software & Services - 1.4%
75,898	Birst, Inc. Series F*(1)(2)(3)	313,459
14,984	Cloudera, Inc.*(1)(2)(3)	249,334
10,669	Dropbox, Inc. Series C*(1)(2)(3)	179,773
243,469	Essence Group Holdings Corp.*(1)(2)(3)	404,158
26,099	ForeScout Technologies, Inc.*(1)(2)(3)	278,745
5,988	General Assembly Space, Inc.*(1)(2)(3)	264,183
38,688	Lookout, Inc. Series F*(1)(2)(3)	302,927
51,890	MarkLogic Corp. Series F*(1)(2)(3)	542,250
46,333	Nutanix, Inc.*(1)(2)(3)	742,255
249,735	Pinterest, Inc. Series G*(1)(2)(3)	1,518,389
42,279	Trade Desk, Inc. Series C*(1)(2)(3)	220,575
168,432	Uber Technologies, Inc.*(1)(2)(3)	8,214,804
28,813	Veracode, Inc.*(1)(2)(3)	621,496
160,709	Zuora, Inc. Series F*(1)(2)(3)	601,052

		14,453,400

	Telecommunication Services - 0.0%
943	DocuSign, Inc. Series B*(1)(2)(3)	16,380
283	DocuSign, Inc. Series B-1*(1)(2)(3)	4,916
677	DocuSign, Inc. Series D*(1)(2)(3)	11,759
17,536	DocuSign, Inc. Series E*(1)(2)(3)	304,600
3,559	DocuSign, Inc. Series F*(1)(2)(3)	61,820

		399,475

	Total Preferred Stocks (cost $14,217,981)	$20,497,325

CONVERTIBLE PREFERRED STOCKS - 0.1%
	Retailing - 0.1%
13,926	Honest Co. Series C*(1)(2)(3)	$626,949

	Total Convertible Preferred Stocks (cost $376,800)	$626,949

	Total Long-Term Investments (cost $1,059,492,628)	$1,061,152,256

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
20,939,865	BlackRock Liquidity Funds TempFund Portfolio	$20,939,865

	Total Short-Term Investments (cost $20,939,865)	$20,939,865

Total Investments (cost $1,080,432,493)^	100.3%	$1,082,092,121
Other Assets and Liabilities	(0.3)%	(2,901,345)

Total Net Assets	100.0%	$1,079,190,776

The accompanying notes are an integral part of these financial statements.

52

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$83,504,618
Unrealized Depreciation	(81,844,990)

Net Unrealized Appreciation	$1,659,628

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2015	5,648	Airbnb, Inc. Series E Preferred	$525,797
08/2011	727,000	Allstar Co.	316,259
03/2015	75,898	Birst, Inc. Series F Preferred	443,313
02/2014	14,984	Cloudera, Inc. Preferred	218,167
02/2014	943	DocuSign, Inc. Series B Preferred	12,384
02/2014	283	DocuSign, Inc. Series B-1 Preferred	3,716
02/2014	677	DocuSign, Inc. Series D Preferred	8,891
02/2014	17,536	DocuSign, Inc. Series E Preferred	230,290
04/2015	3,559	DocuSign, Inc. Series F Preferred	67,952
12/2015	78,639	DraftKings, Inc.	78,639
12/2014	121,867	DraftKings, Inc. Preferred	219,517
01/2014	10,669	Dropbox, Inc. Series C Preferred	203,791
05/2014	243,469	Essence Group Holdings Corp. Preferred	384,997
11/2015	26,099	ForeScout Technologies, Inc. Preferred	309,717
11/2014	22,505	Forward Ventures, Inc. Preferred	700,608
07/2015	5,988	General Assembly Space, Inc. Preferred	293,537
01/2015	5,968	Honest Co.	161,478
08/2014	13,926	Honest Co. Series C Convertible Preferred	376,800
04/2015	5,907	JAND, Inc. Class A	67,844
04/2015	13,190	JAND, Inc. Series D Preferred	151,491
08/2015	2,210	Klarna Holding AB	242,394
08/2014	198,151	Lithium Technology Corp. Preferred	965,788
07/2014	38,688	Lookout, Inc. Series F Preferred	441,937
04/2015	51,890	MarkLogic Corp. Series F Preferred	602,661
08/2014	46,333	Nutanix, Inc. Preferred	620,700
01/2014	46,766	One Kings Lane, Inc. Preferred	720,992
03/2015	249,735	Pinterest, Inc. Series G Preferred	1,792,870
12/2014	123,147	Redfin Corp. Series G Preferred	406,102
09/2015	15,711	Rubicon Minerals Corp. Preferred	313,599
03/2007	58,500	Solar Cayman Ltd.	17,146
11/2013	39,437	Tory Burch LLC	3,090,928
09/2016	42,279	Trade Desk, Inc. Series C Preferred	220,575
06/2014	168,432	Uber Technologies, Inc. Preferred	2,612,894
08/2014	28,813	Veracode, Inc. Preferred	532,058
12/2014	4,081	WeWork Companies, Inc. Class A, REIT	67,953
12/2014	20,282	WeWork Companies, Inc. Class D-1 Preferred	337,719
12/2014	15,935	WeWork Companies, Inc. Class D-2 Preferred	265,336
01/2015	160,709	Zuora, Inc. Series F Preferred	610,582

			$18,637,422

At April 30, 2016, the aggregate value of these securities was $24,926,968, which represents 2.3% of total net assets.

The accompanying notes are an integral part of these financial statements.

53

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $24,926,968, which represents 2.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $33,577,880, which represents 3.1% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Sell	06/15/16	WEST	$2,277,759	$2,319,136	$(41,377)
EUR	Sell	06/15/16	JPM	1,892,098	1,904,627	(12,529)
EUR	Sell	06/15/16	CIB	7,175,076	7,327,254	(152,178)
GBP	Sell	06/15/16	WEST	1,303,901	1,340,055	(36,154)
JPY	Buy	06/15/16	BOA	535,341	564,052	28,711
JPY	Buy	06/15/16	BMO	595,707	623,035	27,328
JPY	Sell	06/15/16	SSG	6,847,112	7,262,258	(415,146)

Total						$(601,345)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CIB	Credit Agricole
JPM	JP Morgan Chase & Co.
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

54

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$17,099,063	$11,188,440	$5,910,623	$—
Banks	67,786,724	39,043,630	28,743,094	—
Capital Goods	66,221,008	33,747,086	32,473,922	—
Commercial & Professional Services	11,217,692	3,698,385	7,280,819	238,488
Consumer Durables & Apparel	18,842,054	8,846,819	9,995,235	—
Consumer Services	37,403,814	27,496,898	9,906,916	—
Diversified Financials	42,540,767	30,235,511	12,292,620	12,636
Energy	57,907,960	50,006,781	7,901,179	—
Food & Staples Retailing	16,019,292	13,913,374	2,105,918	—
Food, Beverage & Tobacco	56,352,105	28,733,593	27,618,512	—
Health Care Equipment & Services	44,527,834	42,840,634	1,687,200	—
Household & Personal Products	35,388,841	24,904,913	10,483,928	—
Insurance	43,044,068	29,684,727	13,359,341	—
Materials	59,212,600	39,290,376	19,922,224	—
Media	19,295,836	2,235,499	17,060,337	—
Pharmaceuticals, Biotechnology & Life Sciences	115,963,173	84,131,706	31,831,467	—
Real Estate	34,813,141	19,669,034	14,939,272	204,835
Retailing	43,938,438	35,979,384	4,690,958	3,268,096
Semiconductors & Semiconductor Equipment	27,059,777	24,896,009	2,163,768	—
Software & Services	104,954,445	97,883,637	7,070,808	—
Technology Hardware & Equipment	22,145,005	12,414,859	9,730,146	—
Telecommunication Services	20,943,752	1,401,971	19,541,781	—
Transportation	35,497,862	26,731,002	8,766,860	—
Utilities	31,879,665	7,148,149	24,731,516	—
Corporate Bonds	78,639	—	—	78,639
Exchange Traded Funds	9,894,427	9,894,427	—	—
Preferred Stocks	20,497,325	—	—	20,497,325
Convertible Preferred Stocks	626,949	—	—	626,949
Short-Term Investments	20,939,865	20,939,865	—	—
Foreign Currency Contracts(2)	56,039	—	56,039	—

Total	$1,082,148,160	$726,956,709	$330,264,483	$24,926,968

Liabilities
Foreign Currency Contracts(2)	$(657,384)	$—	$(657,384)	$—

Total	$(657,384)	$—	$(657,384)	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $21,387,230 were transferred from Level 1 to Level 2, and investments valued at $9,442,399 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

55

Hartford Global Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Convertible Preferred Stocks	Corporate Bonds	Preferred Stocks	Total
Beginning balance	$3,228,428	$573,467	$—	$19,642,805	$23,444,700
Purchases	—	—	78,639	530,292	608,931
Sales	—	—	—	(940,016)	(940,016)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	495,627	53,482	—	1,264,244	1,813,353
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Ending balance	$3,724,055	$626,949	$78,639	$20,497,325	$24,926,968

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $1,813,353.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).
b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

56

Hartford Global Equity Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Canada - 1.3%
19,928	Agrium, Inc.	$1,716,199

	China - 3.2%
2,425,000	China Construction Bank Corp. Class H	1,540,183
2,118,000	Jiangsu Expressway Co., Ltd. Class H	2,783,427

		4,323,610

	France - 4.5%
20,669	ICADE REIT	1,626,102
35,445	Schneider Electric SE*	2,317,663
41,478	Total S.A.	2,096,331

		6,040,096

	Germany - 5.1%
58,220	Deutsche Post AG	1,710,112
15,490	Siemens AG	1,621,001
101,729	Vonovia SE	3,429,096

		6,760,209

	Hong Kong - 1.7%
237,000	Power Assets Holdings Ltd.	2,254,838

	Italy - 1.2%
107,861	Assicurazioni Generali S.p.A.	1,649,151

	Japan - 7.1%
36,192	Eisai Co., Ltd.	2,240,273
98,600	Nippon Telegraph & Telephone Corp.	4,412,380
116,700	NTT DoCoMo, Inc.	2,798,930

		9,451,583

	Luxembourg - 3.4%
40,197	Millicom International Cellular S.A.	2,327,384
81,283	SES S.A.	2,220,707

		4,548,091

	Netherlands - 2.5%
212,642	Delta Lloyd N.V.	1,084,770
87,539	Royal Dutch Shell plc Class B	2,298,325

		3,383,095

	Norway - 1.4%
111,901	Telenor ASA	1,925,386

	Spain - 2.7%
457,430	CaixaBank S.A.	1,380,846
104,869	Gas Natural SDG S.A.	2,186,834

		3,567,680

	Sweden - 2.6%
96,262	Castellum AB	1,541,977
197,576	Nordea Bank AB	1,920,466

		3,462,443

	Switzerland - 5.4%
15,630	Roche Holding AG	3,954,534
14,701	Zurich Insurance Group AG*	3,298,672

		7,253,206

	Taiwan - 0.5%
89,000	Catcher Technology Co., Ltd.	622,897

	United Kingdom - 13.4%
48,072	AstraZeneca plc	2,758,016
14,829	AstraZeneca plc ADR	429,448
101,265	British American Tobacco plc	6,174,339
627,686	Centrica plc	2,192,020

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	United Kingdom - 13.4% - (continued)
38,509	Ensco plc Class A	$460,568
479,552	Henderson Group plc	1,795,269
140,986	HSBC Holdings plc	934,296
86,290	National Grid plc	1,231,238
69,326	Persimmon plc	2,016,422

		17,991,616

	United States - 41.9%
3,797	BlackRock, Inc.	1,352,985
33,769	Bristol-Myers Squibb Co.	2,437,446
23,661	Caterpillar, Inc.	1,838,933
27,927	Chevron Corp.	2,853,581
93,972	Cisco Systems, Inc.	2,583,290
42,784	Coca-Cola Co.	1,916,723
30,100	Dow Chemical Co.	1,583,561
6,269	Dropbox, Inc. Class B*(1)(2)(3)	63,003
40,789	Eaton Corp. plc	2,580,720
25,601	Edison International	1,810,247
97,037	Intel Corp.	2,938,280
98,453	International Paper Co.	4,260,061
41,040	JP Morgan Chase & Co.	2,593,728
9,974	Kraft Heinz Co.	778,670
113,506	Marathon Oil Corp.	1,599,300
24,700	Marsh & McLennan Cos., Inc.	1,559,805
99,129	Maxim Integrated Products, Inc.	3,540,888
98,252	Merck & Co., Inc.	5,388,140
41,970	MetLife, Inc.	1,892,847
83,330	Microsoft Corp.	4,155,667
35,506	PNC Financial Services Group, Inc.	3,116,717
10,735	Procter & Gamble Co.	860,088
60,915	QUALCOMM, Inc.	3,077,426
27,209	Verizon Communications, Inc.	1,386,027

		56,168,133

	Total Common Stocks (cost $133,607,104)	$131,118,233

WARRANTS - 0.0%
	United States - 0.0%
1,471	Emergent Capital, Inc., Expires 4/11/19*	$—

	Total Warrants (cost $ - )	$—

	Total Long-Term Investments (cost $133,607,104)	$131,118,233

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
2,273,277	BlackRock Liquidity Funds TempFund Portfolio	$2,273,277

	Total Short-Term Investments (cost $2,273,277)	$2,273,277

Total Investments (cost $135,880,381)^	99.6%	$133,391,510
Other Assets and Liabilities	0.4%	513,488

Total Net Assets	100.0%	$133,904,998

The accompanying notes are an integral part of these financial statements.

57

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$9,262,803
Unrealized Depreciation	(11,751,674)

Net Unrealized Depreciation	$(2,488,871)

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of this security was $63,003, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
05/2012	6,269	Dropbox, Inc. Class B	$56,745

At April 30, 2016, the aggregate value of these securities was $63,003, which represents 0.0% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2016, the aggregate value of this security was $63,003, which represents 0.0% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	06/15/16	JPM	$936,367	$942,567	$(6,200)
EUR	Sell	06/15/16	CIB	5,371,762	5,485,694	(113,932)

Total						$(120,132)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CIB	Credit Agricole
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	Euro

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

58

Hartford Global Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Canada	$1,716,199	$1,716,199	$—	$—
China	4,323,610	—	4,323,610	—
France	6,040,096	—	6,040,096	—
Germany	6,760,209	—	6,760,209	—
Hong Kong	2,254,838	—	2,254,838	—
Italy	1,649,151	—	1,649,151	—
Japan	9,451,583	—	9,451,583	—
Luxembourg	4,548,091	—	4,548,091	—
Netherlands	3,383,095	—	3,383,095	—
Norway	1,925,386	—	1,925,386	—
Spain	3,567,680	—	3,567,680	—
Sweden	3,462,443	—	3,462,443	—
Switzerland	7,253,206	—	7,253,206	—
Taiwan	622,897	—	622,897	—
United Kingdom	17,991,616	890,016	17,101,600	—
United States	56,168,133	56,105,130	—	63,003
Warrants	—	—	—	—
Short-Term Investments	2,273,277	2,273,277	—	—

Total	$133,391,510	$60,984,622	$72,343,885	$63,003

Liabilities
Foreign Currency Contracts(2)	$(120,132)	$—	$(120,132)	$—

Total	$(120,132)	$—	$(120,132)	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $5,411,653 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$94,599	$39,877	$134,476
Purchases	—	—	—
Sales	—	(38,969)	(38,969)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	(31,596)	(908)	(32,504)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$63,003	$—	$63,003

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $(32,504).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

59

Hartford International Equity Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Argentina - 0.6%
870	Banco Macro S.A. ADR	$54,488
2,115	Grupo Financiero Galicia S.A. ADR	60,214
2,169	Pampa Energia S.A. ADR*	44,378

		159,080

	Australia - 4.5%
2,514	AGL Energy Ltd.	34,822
9,317	AMP Ltd.	41,400
4,570	APA Group	30,269
868	ASX Ltd.	28,732
14,627	AusNet Services	17,016
4,083	Australia & New Zealand Banking Group Ltd.	74,841
2,037	Bank of Queensland Ltd.	17,322
1,171	BHP Billiton Ltd. ADR	36,699
9,913	BHP Billiton plc	135,456
4,852	Brambles Ltd.	45,828
3,118	Coca-Cola Amatil Ltd.	20,314
1,902	Commonwealth Bank of Australia	106,183
4,589	Dexus Property Group REIT	29,260
13,542	DUET Group	23,137
6,935	Goodman Group REIT	36,130
7,751	GPT Group REIT	29,520
17,603	Mirvac Group REIT	24,905
3,843	National Australia Bank Ltd.	78,843
589	Ramsay Health Care Ltd.	28,965
42,435	Resolute Mining Ltd.*	31,896
14,257	Scentre Group REIT	50,605
10,534	Stockland REIT	34,841
4,142	Suncorp Group Ltd.	39,176
5,322	Sydney Airport	27,441
7,691	Tatts Group Ltd.	21,917
11,561	Telstra Corp. Ltd.	46,942
5,735	Transurban Group	50,323
14,059	Vicinity Centres REIT	35,339
2,164	Wesfarmers Ltd.	70,072
10,954	Western Areas Ltd.	20,651
5,944	Westfield Corp. REIT	45,398

		1,314,243

	Austria - 0.1%
1,629	Zumtobel Group AG	21,201

	Belgium - 1.9%
2,343	Ageas	92,072
4,857	AGFA-Gevaert N.V.*	19,313
1,916	Anheuser-Busch InBev N.V.	237,687
296	Bekaert S.A.	13,036
407	Colruyt S.A.	23,468
335	Groupe Bruxelles Lambert S.A.	29,639
1,285	Mobistar S.A.*	28,125
1,493	UCB S.A.	111,989

		555,329

	Brazil - 2.4%
7,800	BB Seguridade Participacoes S.A.	68,038
10,300	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	51,451
16,300	BR Malls Participacoes S.A.	80,238
3,200	Cia Paranaense de Energia (Preference Shares)	26,341
10,241	Itau Unibanco Holding S.A. ADR	97,597
24,800	Kroton Educacional S.A.	92,299
1,300	Multiplan Empreendimentos Imobiliarios S.A.	22,283

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Brazil - 2.4% - (continued)
8,700	Natura Cosmeticos S.A.	$64,505
400	Petro Rio S.A.*	442
19,010	Petroleo Brasileiro S.A. ADR*	146,567
2,000	Raia Drogasil S.A.	32,007
1,700	Telefonica Brasil S.A. (Preference Shares)	20,938

		702,706

	Canada - 7.0%
575	Alimentation Couche-Tard, Inc. Class B	25,205
1,209	Bank of Montreal	78,763
2,241	Bank of Nova Scotia	117,524
1,960	Barrick Gold Corp.	37,944
677	BCE, Inc.	31,748
1,809	Brookfield Asset Management, Inc. Class A	61,131
1,691	CAE, Inc.	20,000
859	Canadian Imperial Bank of Commerce	69,380
1,875	Canadian National Railway Co.	115,456
306	Canadian Tire Corp. Ltd. Class A	33,332
5,250	Centerra Gold, Inc.	29,039
1,082	CI Financial Corp.	23,956
2,695	Descartes Systems Group, Inc.*	49,681
8,444	Eldorado Gold Corp.	35,549
1,057	Empire Co., Ltd.	17,565
1,809	EnCana Corp.	13,841
1,041	First Capital Realty, Inc.	16,851
2,250	First Quantum Minerals Ltd.	19,170
1,137	Fortis, Inc.	36,066
149	Franco-Nevada Corp.	10,454
275	George Weston Ltd.	23,864
1,002	Gildan Activewear, Inc.	31,121
599	Goldcorp, Inc.	12,070
1,179	Great-West Lifeco, Inc.	34,693
1,064	H&R REIT	18,588
677	IGM Financial, Inc.	21,313
498	Intact Financial Corp.	36,853
18,300	Ivanhoe Mines Ltd. Class A*	15,169
6,665	Kinross Gold Corp.*	37,991
803	Loblaw Cos. Ltd.	44,307
2,120	Magna International, Inc.	89,044
3,976	Manulife Financial Corp.	58,624
1,017	Metro, Inc.	34,035
1,150	National Bank of Canada	41,098
1,781	Northern Dynasty Minerals Ltd.*	767
400	Onex Corp.	24,812
2,247	Painted Pony Petroleum Ltd.*	10,602
1,487	Power Corp. of Canada	36,135
1,172	Power Financial Corp.	30,816
9,850	Raging River Exploration, Inc.*	79,839
1,078	RioCan REIT	23,438
1,106	Rogers Communications, Inc. Class B	43,017
1,833	Royal Bank of Canada	113,834
1,117	Saputo, Inc.	35,120
1,658	Shaw Communications, Inc. Class B	30,684
634	Smart Real Estate Investment Trust REIT	17,019
1,532	Sun Life Financial, Inc.	52,259
942	TELUS Corp.	29,866
2,409	Toronto-Dominion Bank	107,231
595	TransCanada Corp.	24,190
5,350	Uranium Participation Corp.*	19,700

		2,020,754

The accompanying notes are an integral part of these financial statements.

60

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Chile - 0.6%
25,366	Aguas Andinas S.A. Class A	$14,697
173,175	Banco de Chile	18,985
306	Banco de Credito e Inversiones	13,158
414,385	Banco Santander Chile	19,939
64,363	Colbun S.A.	17,345
17,608	Empresa Nacional de Electricidad S.A.	16,206
17,608	Endesa Americas S.A.*	8,253
98,077	Enersis Americas S.A.	16,665
98,077	Enersis Chile S.A.*	12,011
3,134	SACI Falabella	24,259

		161,518

	China - 4.1%
1,357	Alibaba Group Holding Ltd. ADR*	104,408
632	Baidu, Inc. ADR*	122,798
20,800	China Longyuan Power Group Corp. Ltd. Class H	14,390
57,800	Cosmo Lady China Holdings Co., Ltd.(1)	44,859
90,000	Daphne International Holdings Ltd.*	13,525
12,000	ENN Energy Holdings Ltd.	58,532
24,500	Fuyao Glass Industry Group Co., Ltd. Class H*(1)	55,223
28,000	Huadian Fuxin Energy Corp. Ltd. Class H	6,099
27,600	Huatai Securities Co., Ltd. Class H*	58,219
2,500	iKang Healthcare Group, Inc. ADR*	53,700
1,711	Kweichow Moutai Co., Ltd. Class A	66,121
772	New Oriental Education & Technology Group, Inc. ADR	30,232
116,500	Sinopec Shanghai Petrochemical Co., Ltd. Class H*	57,146
132,000	Sinotrans Ltd. Class H	61,008
3,816	Sinovac Biotech Ltd.*	24,117
982	TAL Education Group ADR*	56,819
14,040	Tencent Holdings Ltd.	285,690
3,185	Vipshop Holdings Ltd. ADR*	43,443
15,800	Weichai Power Co., Ltd. Class H	18,973

		1,175,302

	Colombia - 0.2%
6,332	Ecopetrol S.A. ADR	62,940

	Czech Republic - 0.2%
1,095	CEZ AS	21,384
101	Komercni banka AS	20,773

		42,157

	Denmark - 0.6%
1,381	D/S Norden A/S*	24,188
1,512	DSV A/S	63,652
2,802	H. Lundbeck A/S*	93,623

		181,463

	Finland - 0.5%
1,900	Kone Oyj Class B	86,816
1,046	Sampo Oyj Class A	45,753

		132,569

	France - 7.2%
177	Aeroports de Paris	22,279
651	Air Liquide S.A.	73,834
241	Alten S.A.	14,880
4,212	BNP Paribas S.A.	223,063
1,021	Carrefour S.A.	28,926
4,188	Cie de Saint-Gobain	191,905
3,318	Coface S.A.	26,801

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	France - 7.2% - (continued)
1,043	Danone S.A.	$73,076
198	Devoteam S.A.	9,230
3,177	Engie S.A.	52,400
655	Essilor International S.A.	84,794
188	Gecina S.A. REIT	27,168
3,364	Groupe Eurotunnel SE	42,951
419	L’Oreal S.A.	76,110
760	Legrand S.A.	43,318
1,189	Metropole Television S.A.	22,556
490	Pernod Ricard S.A.	52,927
776	Peugeot S.A.*	12,506
325	Renault S.A.	31,358
2,995	Rexel S.A.	45,412
2,504	Schneider Electric SE*	163,730
722	SCOR SE	24,595
1,451	Societe Generale S.A.	57,093
341	Sodexo S.A.	34,449
389	Sopra Steria Group	45,249
2,531	Suez Environnement Co.	46,645
429	Thales S.A.	37,125
6,387	Total S.A.	322,804
564	Valeo S.A.	89,461
470	Vicat S.A.	32,721
814	Vinci S.A.	60,796
1,327	Vivendi S.A.	25,492

		2,095,654

	Germany - 3.7%
564	Allianz SE	95,952
1,707	Beiersdorf AG	153,281
4,051	Deutsche Lufthansa AG	63,073
2,688	E.ON SE	27,859
958	Hamburger Hafen und Logistik AG	15,043
249	Hannover Rueck SE	28,466
368	Henkel AG & Co. KGaA	37,435
148	Kabel Deutschland Holding AG	17,291
2,708	Kontron AG*	8,933
201	MAN SE	21,816
1,392	METRO AG	44,410
319	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	59,304
1,024	Rheinmetall AG	80,227
1,860	RWE AG*	27,868
1,030	Salzgitter AG	34,914
1,226	SAP SE	96,193
1,667	Suedzucker AG	29,436
1,452	TUI AG	21,090
2,674	Vonovia SE	90,136
3,201	Zalando SE*(1)	106,257

		1,058,984

	Greece - 0.7%
5,632	Alpha Bank A.E.*	12,237
17,856	Hellenic Telecommunications Organization S.A.	173,834
2,766	OPAP S.A.	20,910

		206,981

	Hong Kong - 2.0%
7,400	AIA Group Ltd.	44,286
39,635	AMVIG Holdings Ltd.	16,320
10,200	China Merchants Holdings International Co., Ltd.	30,255
10,700	China Resources Gas Group Ltd.	30,279

The accompanying notes are an integral part of these financial statements.

61

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Hong Kong - 2.0% - (continued)
5,371	CLP Holdings Ltd.	$49,655
432,000	CST Mining Group Ltd.*	6,994
2,500	Dah Sing Financial Holdings Ltd.	17,085
687,000	G-Resources Group Ltd.	15,783
2,255	Hang Seng Bank Ltd.	40,884
20,824	Hong Kong & China Gas Co., Ltd.	38,764
10,350	IMAX China Holding, Inc.*(1)	57,832
55,500	Kingboard Laminates Holdings Ltd.	28,373
6,117	MTR Corp. Ltd.	30,242
62,000	New World Department Store China Ltd.	8,766
88,000	Pacific Basin Shipping Ltd.*	14,828
4,400	Power Assets Holdings Ltd.	41,862
31,680	Sands China Ltd.	112,866

		585,074

	Hungary - 0.1%
20,694	Magyar Telekom Telecommunications plc*	35,945

	India - 1.7%
10,876	Allahabad Bank	9,525
4,771	Asian Paints Ltd.	62,233
11,167	Axis Bank Ltd.	79,357
9,345	Bharti Infratel Ltd.	52,659
1,186	Britannia Industries Ltd.	51,114
5,317	Canara Bank	16,471
12,520	Corp. Bank	7,274
4,495	ICICI Bank Ltd.	15,893
11,031	ICICI Bank Ltd. ADR	77,769
26,570	Manappuram Finance Ltd.	16,008
27,645	NTPC Ltd.	57,929
4,662	Sun Pharmaceutical Industries Ltd.	56,932

		503,164

	Indonesia - 0.1%
82,000	Harum Energy Tbk PT*	5,623
17,600	Indo Tambangraya Megah Tbk PT	10,386

		16,009

	Ireland - 1.7%
282,766	Bank of Ireland*	85,869
8,465	C&C Group plc	38,283
7,262	CRH plc	211,412
2,614	Experian plc	47,901
26,653	Hibernia plc REIT	39,370
492	Kerry Group plc Class A	43,873
741	Smurfit Kappa Group plc	19,669

		486,377

	Israel - 0.3%
2,510	Mobileye N.V.*	95,756

	Italy - 2.2%
1,484	Assicurazioni Generali S.p.A.	22,690
5,300	Banca Popolare dell-Emilia Romagna SC	31,077
2,161	Brunello Cucinelli S.p.A.	42,437
2,236	Buzzi Unicem S.p.A.	42,472
6,589	Davide Campari-Milano S.p.A.	63,740
12,075	Eni S.p.A.	197,268
27,923	Intesa Sanpaolo S.p.A.	77,620
1,593	Luxottica Group S.p.A.	86,929
42,817	Telecom Italia S.p.A.*	41,810
10,910	UniCredit S.p.A.	42,309

		648,352

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Japan - 13.3%
500	Adastria Co., Ltd.	$16,570
2,000	Aichi Steel Corp.	8,476
1,950	Aisan Industry Co., Ltd.	14,439
300	Alpha Systems, Inc.	4,796
2,200	Alpine Electronics, Inc.	27,078
1,200	Avex Group Holdings, Inc.	15,041
500	Benesse Holdings, Inc.	14,186
2,000	Canon, Inc.	55,925
1,200	Cawachi Ltd.	28,106
1,470	Chubu Steel Plate Co., Ltd.	6,714
1,100	CMIC Holdings Co., Ltd.	16,244
3,300	Dai-ichi Life Insurance Co., Ltd.	39,665
2,400	Dena Co., Ltd.	40,391
410	East Japan Railway Co.	36,070
2,000	Eighteenth Bank Ltd.	4,722
4,120	Eisai Co., Ltd.	255,027
1,600	en-japan, Inc.	25,652
1,500	Exedy Corp.	35,011
900	Fujimi, Inc.	11,928
17,000	Fujitsu Ltd.	59,400
3,100	Funai Electric Co., Ltd.	25,993
700	Gendai Agency, Inc.	3,122
5,400	Gree, Inc.	30,263
1,575	Hino Motors Ltd.	15,197
1,700	Hisaka Works Ltd.	12,390
1,400	Hitachi Chemical Co., Ltd.	23,511
2,900	Honda Motor Co., Ltd.	78,259
1,720	Honeys Co., Ltd.	17,753
4,700	Hosiden Corp.	29,633
3,500	Inpex Corp.	27,824
1,400	Itochu Techno-Solutions Corp.	27,435
1,100	Japan Digital Laboratory Co., Ltd.	14,880
1,200	Japan Petroleum Exploration Co., Ltd.	27,935
9,000	Japan Steel Works Ltd.	34,867
3,600	JSR Corp.	49,349
3,550	KDDI Corp.	102,260
2,500	Keihin Corp.	36,325
1,600	Kuroda Electric Co., Ltd.	24,673
2,000	Kyoei Steel Ltd.	30,901
3,500	Leopalace21 Corp.	21,002
1,100	Melco Holdings, Inc.	21,823
1,300	Mimasu Semiconductor Industry Co., Ltd.	12,477
1,200	Miraial Co., Ltd.	8,455
6,000	Mitsubishi Motors Corp.	24,146
28,275	Mitsubishi UFJ Financial Group, Inc.	130,484
5,000	Mitsui Chemicals, Inc.	16,583
1,500	Mitsumi Electric Co., Ltd.*	7,272
52,200	Mizuho Financial Group, Inc.	78,243
26,200	NEC Corp.	63,765
4,600	NET One Systems Co., Ltd.	23,885
2,000	Neturen Co., Ltd.	13,721
850	NGK Spark Plug Co., Ltd.	16,952
4,400	Nichicon Corp.	29,641
970	Nidec Corp.	71,076
3,200	Nikon Corp.	46,648
950	Nintendo Co., Ltd.	128,631
720	Nippon Telegraph & Telephone Corp.	32,220
1,400	Nishimatsuya Chain Co., Ltd.	15,953
2,300	Nissin Kogyo Co., Ltd.	31,810
400	Nitto Denko Corp.	21,548
1,700	NOK Corp.	28,175

The accompanying notes are an integral part of these financial statements.

62

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Japan - 13.3% - (continued)
3,000	Oita Bank Ltd.	$9,166
5,630	Ono Pharmaceutical Co., Ltd.	253,676
7,000	Pacific Metals Co., Ltd.*	22,397
838	Pal Co., Ltd.	20,350
11,700	Pioneer Corp.*	31,353
500	Proto Corp.	6,558
1,200	Relia, Inc.	12,386
600	Rohm Co., Ltd.	25,965
4,000	Sanyo Shokai Ltd.	9,579
4,000	SCREEN Holdings Co., Ltd.	30,861
2,288	Seven & I Holdings Co., Ltd.	93,356
570	Shin-Etsu Chemical Co., Ltd.	31,925
2,600	Shinkawa Ltd.*	9,903
5,600	Shinko Electric Industries Co., Ltd.	31,104
480	SoftBank Group Corp.	25,810
2,650	Sony Corp.	64,187
1,700	Sony Financial Holdings, Inc.	21,017
7,000	Sumitomo Bakelite Co., Ltd.	28,892
7,000	Sumitomo Heavy Industries Ltd.	29,418
4,430	Sumitomo Mitsui Financial Group, Inc.	133,306
1,000	Sumitomo Real Estate Sales Co., Ltd. REIT	20,053
2,600	Sumitomo Riko Co., Ltd.	22,308
200	Suzuken Co., Ltd. / Aichi Japan	6,854
18,400	T&D Holdings, Inc.	176,133
4,150	Takeda Pharmaceutical Co., Ltd.	198,212
3,000	Tochigi Bank Ltd.	11,561
1,200	Tokai Rika Co., Ltd.	22,219
1,800	Tokyo Seimitsu Co., Ltd.	37,328
4,400	Tokyo Steel Manufacturing Co., Ltd.	27,102
8,000	Toshiba Machine Co., Ltd.	23,832
11,000	Toyo Engineering Corp.	30,002
2,600	Toyo Tire & Rubber Co., Ltd.	38,885
2,000	Toyoda Gosei Co., Ltd.	36,878
550	Toyota Industries Corp.	23,863
2,200	Ushio, Inc.	29,922
1,600	Xebio Holdings Co., Ltd.	25,521
2,000	Yamanashi Chuo Bank Ltd.	7,407
1,320	Yamato Kogyo Co., Ltd.	30,986
900	Yodogawa Steel Works Ltd.	20,319

		3,853,115

	Malaysia - 0.9%
14,229	Axiata Group Bhd	20,553
11,363	Berjaya Sports Toto Bhd	8,843
18,990	DiGi.Com Bhd	21,370
5,146	Hong Leong Bank Bhd	17,713
14,252	IHH Healthcare Bhd	23,896
21,990	IJM Corp. Bhd	19,420
17,464	Malayan Banking Bhd	39,871
12,377	Maxis Bhd	17,711
4,087	Petronas Gas Bhd	22,978
4,086	PPB Group Bhd	16,894
8,645	Public Bank Bhd	41,353
9,582	Telekom Malaysia Bhd	16,307

		266,909

	Mexico - 0.8%
2,813	Arca Continental S.A.B. de C.V.	19,405
2,889	Coca-Cola Femsa S.A.B. de C.V. Series L	25,186
4,946	Fomento Economico Mexicano S.A.B. de C.V.	46,106

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Mexico - 0.8% - (continued)
860	Fomento Economico Mexicano S.A.B. de C.V. ADR	$80,161
1,307	Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	20,129
8,700	Grupo Bimbo S.A.B. de C.V. Series A	26,492
1,620	Promotora y Operadora de Infraestructura S.A.B. de C.V.	20,537

		238,016

	Netherlands - 2.6%
563	Akzo Nobel N.V.	39,999
4,714	Delta Lloyd N.V.	24,048
360	Heineken N.V.	33,778
12,802	ING Groep N.V.	156,868
18,845	Koninklijke KPN N.V.	74,054
1,309	Koninklijke Philips N.V.	35,970
2,008	NXP Semiconductors N.V.*	171,242
14,831	PostNL N.V.*	64,920
3,947	Royal Dutch Shell plc Class B	103,628
1,058	Wolters Kluwer N.V.	40,302

		744,809

	New Zealand - 0.2%
5,431	Auckland International Airport Ltd.	23,297
4,027	Fletcher Building Ltd.	23,410
2,967	Ryman Healthcare Ltd.	18,495

		65,202

	Norway - 0.5%
3,586	Orkla ASA	31,306
1,547	Statoil ASA	27,229
10,594	Storebrand ASA*	44,868
2,361	Telenor ASA	40,624

		144,027

	Peru - 0.3%
535	Credicorp Ltd.	77,800

	Philippines - 0.5%
1,022	SM Investments Corp.	20,531
145,200	SM Prime Holdings, Inc.	70,018
13,190	Universal Robina Corp.	58,572

		149,121

	Portugal - 0.6%
13,183	Galp Energia SGPS S.A.	181,127

	Russia - 1.8%
11,294	Gazprom PAO ADR	58,683
1,320	Lukoil PJSC ADR	56,242
37,800	Moscow Exchange MICEX-RTS PJSC*	59,613
36,808	Sberbank of Russia PJSC*	70,209
25,963	Sberbank of Russia PJSC ADR	208,746
3,501	Yandex N.V. Class A*	71,666

		525,159

	Singapore - 1.4%
13,142	Ascendas REIT	23,985
16,795	CapitaLand Commerical Trust REIT	17,818
14,705	CapitaLand Mall Trust REIT	22,574
4,215	DBS Group Holdings Ltd.	47,676
37,338	Hutchison Port Holdings Trust	16,576
7,745	Oversea-Chinese Banking Corp. Ltd.	50,312
4,103	Singapore Exchange Ltd.	22,901

The accompanying notes are an integral part of these financial statements.

63

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Singapore - 1.4% - (continued)
8,070	Singapore Press Holdings Ltd.	$24,292
19,261	Singapore Telecommunications Ltd.	55,094
5,035	StarHub Ltd.	12,369
16,672	Suntec REIT	20,831
3,408	United Overseas Bank Ltd.	46,964
3,459	UOL Group Ltd.	15,751
10,193	Wilmar International Ltd.	28,000

		405,143

	South Africa - 0.8%
1,181	Anglo American Platinum Ltd.*	34,230
1,359	Bidvest Group Ltd.	34,527
8,478	Impala Platinum Holdings Ltd.*	35,306
5,720	Rand Merchant Investment Holdings Ltd.	17,129
10,719	Raubex Group Ltd.	14,081
1,336	SPAR Group Ltd.	19,967
9,822	Woolworths Holdings Ltd.	63,247

		218,487

	South Korea - 2.6%
281	BGF retail Co., Ltd.	45,716
37	CJ CheilJedang Corp.	12,290
325	Hanssem Co., Ltd.	54,301
1,447	KB Financial Group, Inc.	44,274
1,337	Korea Electric Power Corp.	72,624
2,209	KT Corp.	59,173
94	LG Household & Health Care Ltd.	82,764
918	Loen Entertainment, Inc.*	62,104
146	NAVER Corp.	86,527
854	NHN Entertainment Corp.*	45,271
552	Shinhan Financial Group Co., Ltd.	20,240
3,184	SK Hynix, Inc.	78,097
470	SK Innovation Co., Ltd.	63,477
1,705	Tongyang Life Insurance Co., Ltd.	15,803

		742,661

	Spain - 1.2%
1,828	Almirall S.A.	30,093
13,026	Banco Popular Espanol S.A.	35,517
20,271	CaixaBank S.A.	61,192
906	Fomento de Construcciones y Contratas S.A.*	7,887
9,677	Iberdrola S.A.	68,888
2,210	Industria de Diseno Textil S.A.	71,130
407	Red Electrica Corp. S.A.	36,400
4,511	Telefonica S.A.	49,347

		360,454

	Sweden - 1.1%
8,433	Assa Abloy AB Class B	177,196
1,841	Hennes & Mauritz AB Class B*	65,559
8,335	Qliro Group AB*	8,874
836	Swedish Match AB	26,553
8,192	Telia Co., AB	39,179

		317,361

	Switzerland - 7.9%
613	Adecco S.A.	39,571
218	Baloise Holding AG	27,023
5	Chocoladefabriken Lindt & Spruengli AG	97,717
1,627	Cie Financiere Richemont S.A.	108,489
1,389	Coca-Cola HBC AG*	28,472
1,877	EFG International AG*	11,720

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Switzerland - 7.9% - (continued)
118	Geberit AG	$45,398
25	Givaudan S.A.	49,347
5,990	Julius Baer Group Ltd.*	256,706
221	Kuehne + Nagel International AG	31,894
4,175	LafargeHolcim Ltd.*	211,988
2,321	Nestle S.A.	173,239
4,862	Novartis AG	370,009
1,661	Oriflame Holding AG*	33,445
1,097	Roche Holding AG	277,551
300	Schindler Holding AG	54,906
19	SGS S.A.	41,893
3,687	STMicroelectronics N.V.	22,718
671	Swiss Re AG	59,637
80	Swisscom AG	40,654
13,228	UBS Group AG	229,313
767	Wolseley plc	42,961
144	Zurich Insurance Group AG*	32,311

		2,286,962

	Taiwan - 1.7%
32,659	Chang Hwa Commercial Bank Ltd.	17,026
12,571	Chunghwa Telecom Co., Ltd.	42,443
58,000	Compal Electronics, Inc.	34,045
49,326	First Financial Holding Co., Ltd.	24,123
39,238	Hua Nan Financial Holdings Co., Ltd.	19,011
46,728	Taiwan Business Bank*	12,036
43,862	Taiwan Cooperative Financial Holding Co., Ltd.	19,343
7,888	Taiwan Mobile Co., Ltd.	26,001
35,830	Taiwan Semiconductor Manufacturing Co., Ltd.	164,616
4,000	Tung Thih Electronic Co., Ltd.	71,096
4,000	Voltronic Power Technology Corp.	62,970

		492,710

	Thailand - 0.2%
38,200	Central Pattana PCL	57,688

	United Kingdom - 15.3%
3,926	Anglo American plc	43,913
5,079	ARM Holdings plc	69,714
950	Associated British Foods plc	42,618
7,141	AstraZeneca plc	409,698
8,230	Aviva plc	52,141
7,240	BAE Systems plc	50,511
5,496	Balfour Beatty plc*	19,204
32,995	BP plc	181,782
2,019	British American Tobacco plc	123,103
3,246	British Land Co. plc REIT	34,153
12,326	BT Group plc	79,898
1,214	Bunzl plc	36,236
2,143	Capita plc	31,399
15,223	Cobham plc	34,346
3,437	Compass Group plc	61,207
7,583	Diageo plc	205,015
5,414	Direct Line Insurance Group plc	28,681
7,848	G4S plc	21,641
5,513	GlaxoSmithKline plc	117,826
3,349	Hammerson plc REIT	28,661
18,507	Hays plc	34,722
18,213	Henderson Group plc	68,183
9,308	Home Retail Group plc	23,234
18,996	HSBC Holdings plc	125,884
1,492	Imperial Brands plc	81,125

The accompanying notes are an integral part of these financial statements.

64

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	United Kingdom - 15.3% - (continued)
8,738	International Consolidated Airlines Group S.A.	$67,180
14,399	Intu Properties plc REIT	64,121
10,929	ITV plc	36,025
13,077	J Sainsbury plc	55,326
2,421	Land Securities Group plc REIT	40,100
13,907	Legal & General Group plc	45,447
81,330	Lloyds Banking Group plc	79,826
3,056	Lonmin plc*	8,412
2,860	Markit, Ltd.*	99,785
5,426	Melrose Industries plc	29,647
3,482	Merlin Entertainments plc(1)	21,995
21,429	National Grid plc	305,762
411	Next plc	30,589
3,845	Prudential plc	75,899
1,972	Reckitt Benckiser Group plc	192,110
2,682	RELX N.V.	45,040
2,805	RELX plc	49,694
3,136	Rexam plc	28,681
1,258	Rio Tinto plc ADR	42,344
6,475	Saga plc	19,830
3,986	Sage Group plc	34,526
3,834	Segro plc REIT	23,425
957	Severn Trent plc	31,199
16,760	SIG plc	33,233
16,612	Sky plc	228,349
6,233	Smith & Nephew plc	105,552
2,365	SSE plc	52,251
7,128	Standard Chartered plc	57,613
1,040	Travis Perkins plc	28,137
2,634	Unilever N.V.	115,711
1,935	Unilever plc	86,459
2,507	United Utilities Group plc	34,474
595	Whitbread plc	33,726
17,723	Worldpay Group plc*(1)	69,121
6,357	WPP plc	148,516

		4,425,000

	United States - 0.2%
1,073	Thomson Reuters Corp.	44,162

	Total Common Stocks (cost $27,964,497)	$27,857,471

EXCHANGE TRADED FUNDS - 1.5%
	Other Investment Pools & Funds - 1.5%
10,423	iShares MSCI ACWI ex U.S. ETF	$421,923
387	iShares MSCI EAFE ETF	22,612

	Total Exchange Traded Funds (cost $426,749)	$444,535

	Total Long-Term Investments (cost $28,391,246)	$28,302,006

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
470,837	BlackRock Liquidity Funds TempFund Portfolio	$470,837

	Total Short-Term Investments (cost $470,837)	$470,837

Total Investments (cost $28,862,083)^	99.4%	$28,772,843
Other Assets and Liabilities	0.6%	172,180

Total Net Assets	100.0%	$28,945,023

The accompanying notes are an integral part of these financial statements.

65

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,884,588
Unrealized Depreciation	(1,973,828)

Net Unrealized Depreciation	$(89,240)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $355,287, which represents 1.2% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

66

Hartford International Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Argentina	$159,080	$159,080	$—	$—
Australia	1,314,243	36,699	1,277,544	—
Austria	21,201	—	21,201	—
Belgium	555,329	—	555,329	—
Brazil	702,706	702,706	—	—
Canada	2,020,754	2,020,754	—	—
Chile	161,518	137,259	24,259	—
China	1,175,302	435,517	739,785	—
Colombia	62,940	62,940	—	—
Czech Republic	42,157	—	42,157	—
Denmark	181,463	—	181,463	—
Finland	132,569	—	132,569	—
France	2,095,654	41,951	2,053,703	—
Germany	1,058,984	8,933	1,050,051	—
Greece	206,981	—	206,981	—
Hong Kong	585,074	—	585,074	—
Hungary	35,945	—	35,945	—
India	503,164	77,769	425,395	—
Indonesia	16,009	—	16,009	—
Ireland	486,377	39,370	447,007	—
Israel	95,756	95,756	—	—
Italy	648,352	42,437	605,915	—
Japan	3,853,115	—	3,853,115	—
Malaysia	266,909	52,159	214,750	—
Mexico	238,016	238,016	—	—
Netherlands	744,809	171,242	573,567	—
New Zealand	65,202	—	65,202	—
Norway	144,027	—	144,027	—
Peru	77,800	77,800	—	—
Philippines	149,121	—	149,121	—
Portugal	181,127	—	181,127	—
Russia	525,159	71,666	453,493	—
Singapore	405,143	—	405,143	—
South Africa	218,487	34,048	184,439	—
South Korea	742,661	—	742,661	—
Spain	360,454	—	360,454	—
Sweden	317,361	8,874	308,487	—
Switzerland	2,286,962	11,720	2,275,242	—
Taiwan	492,710	—	492,710	—
Thailand	57,688	57,688	—	—
United Kingdom	4,425,000	277,670	4,147,330	—
United States	44,162	44,162	—	—
Exchange Traded Funds	444,535	444,535	—	—
Short-Term Investments	470,837	470,837	—	—

Total	$28,772,843	$5,821,588	$22,951,255	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $818,672 were transferred from Level 1 to Level 2, and investments valued at $157,096 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

67

The Hartford International Growth Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1%
	Australia - 3.0%
225,316	Amcor Ltd.	$2,626,933
109,659	BHP Billiton plc	1,498,435
24,870	CSL Ltd.	1,981,847

		6,107,215

	Belgium - 3.5%
44,435	Anheuser-Busch InBev N.V.	5,512,334
20,195	UCB S.A.	1,514,810

		7,027,144

	Brazil - 1.5%
145,200	BB Seguridade Participacoes S.A.	1,266,555
333,200	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,664,426

		2,930,981

	Canada - 0.6%
30,000	Magna International, Inc.	1,260,062

	China - 6.2%
193,000	AAC Technologies Holdings, Inc.	1,339,606
43,440	Alibaba Group Holding Ltd. ADR*	3,342,274
5,243	Baidu, Inc. ADR*	1,018,715
184,000	ENN Energy Holdings Ltd.	897,486
58,752	New Oriental Education & Technology Group, Inc. ADR	2,300,728
179,225	Tencent Holdings Ltd.	3,646,926

		12,545,735

	Denmark - 4.3%
47,057	DSV A/S	1,981,012
21,288	H. Lundbeck A/S*	711,295
66,068	Novo Nordisk A/S Class B	3,688,864
17,045	Pandora A/S	2,216,063

		8,597,234

	Finland - 0.8%
35,946	Sampo Oyj Class A	1,572,316

	France - 4.2%
29,958	Airbus Group SE	1,872,901
8,914	Essilor International S.A.	1,153,971
22,915	Schneider Electric SE*	1,498,356
54,802	Total S.A.	2,769,737
8,008	Valeo S.A.	1,270,220

		8,565,185

	Germany - 3.5%
23,963	Beiersdorf AG	2,151,765
43,146	ProSiebenSat.1 Media SE	2,204,114
31,728	United Internet AG	1,550,806
37,352	Vonovia SE	1,259,066

		7,165,751

	Greece - 0.7%
134,394	Hellenic Telecommunications Organization S.A.	1,308,373

	Hong Kong - 1.4%
1,057,394	Guangdong Investment Ltd.	1,493,105
366,400	Sands China Ltd.	1,305,372

		2,798,477

	India - 3.0%
314,719	Bharti Infratel Ltd.	1,773,439
116,779	HCL Technologies Ltd.	1,318,351
111,405	HDFC Bank Ltd.	1,892,647

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	India - 3.0% - (continued)
154,900	ICICI Bank Ltd. ADR	$1,092,045

		6,076,482

	Indonesia - 0.7%
5,473,200	Telekomunikasi Indonesia Persero Tbk PT*	1,468,420

	Ireland - 1.7%
52,687	CRH plc	1,534,294
26,535	ICON plc*	1,793,235

		3,327,529

	Israel - 1.0%
24,073	Check Point Software Technologies Ltd.*	1,994,930

	Italy - 1.9%
96,031	Eni S.p.A.	1,568,852
391,866	Intesa Sanpaolo S.p.A.	1,089,309
22,299	Luxottica Group S.p.A.	1,216,848

		3,875,009

	Japan - 11.3%
166,800	Astellas Pharma, Inc.	2,248,895
21,000	Eisai Co., Ltd.	1,299,893
55,800	Fuji Heavy Industries Ltd.	1,832,192
51,367	Hoya Corp.	1,967,061
58,875	Japan Tobacco, Inc.	2,405,510
48,400	KDDI Corp.	1,394,197
373,000	NEC Corp.	907,797
85,700	NTT DoCoMo, Inc.	2,055,427
86,600	Ono Pharmaceutical Co., Ltd.	3,902,012
27,300	Seven & I Holdings Co., Ltd.	1,113,906
32,600	Sumitomo Mitsui Financial Group, Inc.	980,989
110,600	T&D Holdings, Inc.	1,058,714
35,500	Takeda Pharmaceutical Co., Ltd.	1,695,546

		22,862,139

	Netherlands - 3.7%
22,473	ASML Holding N.V.	2,172,145
18,874	Heineken N.V.	1,770,894
109,368	ING Groep N.V.	1,340,132
263,293	Koninklijke KPN N.V.	1,034,650
13,200	NXP Semiconductors N.V.*	1,125,696

		7,443,517

	Portugal - 0.4%
65,614	Galp Energia SGPS S.A.	901,499

	Russia - 0.7%
175,123	Sberbank of Russia PJSC ADR	1,408,011

	Singapore - 0.9%
12,662	Broadcom Ltd.	1,845,486

	South Korea - 2.2%
18,936	Korea Electric Power Corp.	1,028,580
2,548	LG Household & Health Care Ltd.	2,243,431
44,654	SK Hynix, Inc.	1,095,265

		4,367,276

	Sweden - 0.5%
49,807	Assa Abloy AB Class B	1,046,557

	Switzerland - 7.7%
16,293	Actelion Ltd.*	2,640,771
32,042	Julius Baer Group Ltd.*	1,373,185
16,950	LafargeHolcim Ltd.*	860,644
33,243	Novartis AG	2,529,866

The accompanying notes are an integral part of these financial statements.

68

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.1% - (continued)
	Switzerland - 7.7% - (continued)
5,929	Partners Group Holding AG	$2,445,347
17,917	Roche Holding AG	4,533,165
67,100	UBS Group AG	1,163,209

		15,546,187

	Taiwan - 4.0%
187,000	Catcher Technology Co., Ltd.	1,308,783
20,400	Largan Precision Co., Ltd.	1,424,003
1,182,000	Taiwan Semiconductor Manufacturing Co., Ltd.	5,430,543

		8,163,329

	United Kingdom - 26.2%
67,220	Admiral Group plc	1,826,948
19,149	Aon plc	2,012,943
144,297	ARM Holdings plc	1,980,601
39,824	AstraZeneca plc	2,284,806
263,836	BAE Systems plc	1,840,694
559,025	Booker Group plc	1,325,633
64,340	British American Tobacco plc	3,922,945
148,321	Compass Group plc	2,641,357
144,295	Diageo plc	3,901,173
170,536	IG Group Holdings plc	1,929,463
39,120	Imperial Brands plc	2,127,080
116,423	International Consolidated Airlines Group S.A.	895,094
40,610	Markit, Ltd.*	1,416,883
170,565	National Grid plc	2,433,725
65,161	Persimmon plc	1,895,278
30,578	Reckitt Benckiser Group plc	2,978,877
175,389	Sage Group plc	1,519,199
233,585	Sky plc	3,210,867
108,898	Smith & Nephew plc	1,844,111
137,474	St James’s Place plc	1,745,053
101,933	Unilever N.V.	4,477,902
382,634	Worldpay Group plc*	1,492,308
138,880	WPP plc	3,244,597

		52,947,537

	United States - 2.5%
6,105	Allergan plc*	1,322,099
32,835	Amdocs Ltd.	1,856,491
24,117	Medtronic plc	1,908,860

		5,087,450

	Total Common Stocks (cost $193,019,169)	$198,239,831

EXCHANGE TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
4,610	iShares MSCI ACWI ex U.S. ETF	$186,613

	Total Exchange Traded Funds (cost $173,955)	$186,613

	Total Long-Term Investments (cost $193,193,124)	$198,426,444

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
2,239,137	Federated Prime Obligations Fund	$2,239,137

	Total Short-Term Investments (cost $2,239,137)	$2,239,137

Total Investments (cost $195,432,261)^	99.3%	$200,665,581
Other Assets and Liabilities	0.7%	1,473,373

Total Net Assets	100.0%	$202,138,954

The accompanying notes are an integral part of these financial statements.

69

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$14,504,230
Unrealized Depreciation	(9,270,910)

Net Unrealized Appreciation	$5,233,320

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

70

The Hartford International Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$6,107,215	$—	$6,107,215	$—
Belgium	7,027,144	—	7,027,144	—
Brazil	2,930,981	2,930,981	—	—
Canada	1,260,062	1,260,062	—	—
China	12,545,735	6,661,717	5,884,018	—
Denmark	8,597,234	—	8,597,234	—
Finland	1,572,316	—	1,572,316	—
France	8,565,185	—	8,565,185	—
Germany	7,165,751	—	7,165,751	—
Greece	1,308,373	—	1,308,373	—
Hong Kong	2,798,477	—	2,798,477	—
India	6,076,482	1,092,045	4,984,437	—
Indonesia	1,468,420	—	1,468,420	—
Ireland	3,327,529	1,793,235	1,534,294	—
Israel	1,994,930	1,994,930	—	—
Italy	3,875,009	—	3,875,009	—
Japan	22,862,139	—	22,862,139	—
Netherlands	7,443,517	1,125,696	6,317,821	—
Portugal	901,499	—	901,499	—
Russia	1,408,011	—	1,408,011	—
Singapore	1,845,486	1,845,486	—	—
South Korea	4,367,276	—	4,367,276	—
Sweden	1,046,557	—	1,046,557	—
Switzerland	15,546,187	—	15,546,187	—
Taiwan	8,163,329	—	8,163,329	—
United Kingdom	52,947,537	7,907,728	45,039,809	—
United States	5,087,450	5,087,450	—	—
Exchange Traded Funds	186,613	186,613	—	—
Short-Term Investments	2,239,137	2,239,137	—	—

Total	$200,665,581	$34,125,080	$166,540,501	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $7,934,445 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

71

The Hartford International Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6%
	Australia - 1.2%
1,799,347	BHP Billiton plc	$24,587,173

	Belgium - 1.9%
310,350	Anheuser-Busch InBev N.V.	38,500,120

	Brazil - 1.9%
1,178,060	BB Seguridade Participacoes S.A.	10,276,020
1,542,775	Petroleo Brasileiro S.A. ADR*	11,894,795
2,599,390	Vale S.A. ADR	14,738,541

		36,909,356

	Canada - 7.0%
858,100	Canadian National Railway Co.	52,838,771
529,110	Imperial Oil Ltd.	17,547,037
836,800	Magna International, Inc.	35,147,334
806,990	TransCanada Corp.	33,509,348

		139,042,490

	China - 4.3%
325,721	Alibaba Group Holding Ltd. ADR*	25,060,974
76,366	Baidu, Inc. ADR*	14,837,914
9,253,000	China Life Insurance Co., Ltd. Class H	21,314,805
14,400,000	CNOOC Ltd.	17,788,612
4,198,000	PICC Property & Casualty Co., Ltd. Class H	7,636,485

		86,638,790

	Denmark - 0.2%
132,103	H. Lundbeck A/S*	4,413,953

	France - 13.6%
620,505	Airbus Group SE	38,792,465
542,792	BNP Paribas S.A.	28,745,688
282,770	Essilor International S.A.	36,606,266
232,812	Groupe Eurotunnel SE	2,972,478
143,065	LVMH Moet Hennessy Louis Vuitton SE	23,836,278
577,560	Schneider Electric SE*	37,765,244
187,841	Technip S.A.*	11,009,376
1,280,103	Total S.A.	64,697,426
104,172	Unibail-Rodamco SE REIT	27,922,807

		272,348,028

	Germany - 8.7%
65,604	adidas AG	8,464,057
480,332	Beiersdorf AG	43,131,570
262,614	Brenntag AG	15,425,577
72,889	Continental AG	16,051,136
1,601,733	Deutsche Telekom AG	28,115,905
183,889	Deutsche Wohnen AG	5,638,378
634,367	RWE AG*	9,504,461
198,014	Siemens AG	20,721,814
762,961	Vonovia SE	25,717,997

		172,770,895

	Greece - 0.3%
3,025,237	Alpha Bank A.E.*	6,573,365

	Hong Kong - 0.9%
745,182	Hong Kong Exchanges and Clearing Ltd.	18,783,988

	India - 2.9%
2,333,240	Bharti Infratel Ltd.	13,147,785
89,084	Divi’s Laboratories Ltd.	1,409,639
117,690	HDFC Bank Ltd. ADR	7,399,170
4,449,441	ICICI Bank Ltd.	15,731,757
133,380	Maruti Suzuki India Ltd.	7,613,123
1,384,312	Power Grid Corp. of India Ltd.	2,985,763

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	India - 2.9% - (continued)
247,466	Tata Consultancy Services Ltd.	$9,449,078

		57,736,315

	Ireland - 1.1%
740,344	CRH plc	21,559,490

	Italy - 4.0%
466,747	Banca Generali S.p.A.	13,889,024
892,625	Eni S.p.A.	14,582,754
1,014,183	FinecoBank Banca Fineco S.p.A.	8,169,954
5,800,719	Intesa Sanpaolo S.p.A.	16,124,838
489,560	Luxottica Group S.p.A.	26,715,102

		79,481,672

	Japan - 11.7%
496,365	Asics Corp.	9,830,690
140,794	Daito Trust Construction Co., Ltd.	19,912,807
341,430	Daiwa House Industry Co., Ltd.	9,121,886
76,687	Eisai Co., Ltd.	4,746,899
725,900	Japan Exchange Group, Inc.	10,811,006
2,213,000	Mitsubishi Electric Corp.	23,518,455
3,731,900	Mizuho Financial Group, Inc.	5,593,787
4,613,000	NEC Corp.	11,226,997
587,000	Nippon Telegraph & Telephone Corp.	26,268,431
193,435	Olympus Corp.	7,535,570
280,900	Omron Corp.	8,914,885
303,240	Ono Pharmaceutical Co., Ltd.	13,663,349
796,780	Seven & I Holdings Co., Ltd.	32,510,550
1,134,700	Sumitomo Mitsui Financial Group, Inc.	34,145,040
502,203	Tokio Marine Holdings, Inc.	16,433,323

		234,233,675

	Jersey - 0.7%
5,505,048	Glencore plc*	13,156,615

	Netherlands - 2.3%
266,980	AerCap Holdings N.V.*	10,681,870
401,670	NXP Semiconductors N.V.*	34,254,418

		44,936,288

	Russia - 1.4%
3,453,400	Sberbank of Russia PJSC ADR	27,765,778

	South Korea - 1.4%
73,406	Hyundai Motor Co.	9,210,366
43,529	Korea Electric Power Corp.	2,364,441
650,464	SK Hynix, Inc.	15,954,455

		27,529,262

	Spain - 1.2%
2,773,490	CaixaBank S.A.	8,372,350
501,439	Industria de Diseno Textil S.A.	16,139,095

		24,511,445

	Sweden - 1.0%
617,093	Assa Abloy AB Class B	12,966,511
178,268	Hennes & Mauritz AB Class B*	6,348,185

		19,314,696

	Switzerland - 7.6%
233,907	Cie Financiere Richemont S.A.	15,596,968
386,606	Julius Baer Group Ltd.*	16,568,298
713,447	LafargeHolcim Ltd.*	36,225,608
684,568	Novartis AG	52,097,136
352,081	UBS Group AG	6,103,482

The accompanying notes are an integral part of these financial statements.

72

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.6% - (continued)
	Switzerland - 7.6% - (continued)
108,178	Zurich Insurance Group AG*	$24,273,436

		150,864,928

	Taiwan - 2.4%
10,576,255	Taiwan Semiconductor Manufacturing Co., Ltd.	48,591,207

	United Kingdom - 17.9%
1,421,509	Anglo American plc	15,899,959
531,227	AstraZeneca plc	30,477,874
703,581	British American Tobacco plc	42,898,808
1,350,737	Compass Group plc	24,054,442
52,536	Derwent London plc REIT	2,524,994
1,453,933	Diageo plc	39,308,673
279,690	Hikma Pharmaceuticals plc	9,017,384
2,131,348	International Consolidated Airlines Group S.A.	16,386,430
391,070	Markit, Ltd.*	13,644,432
3,648,045	Sky plc	50,146,142
1,534,403	Smith & Nephew plc	25,984,035
982,810	Standard Chartered plc	7,943,668
1,350,998	Unilever N.V.	59,349,151
877,996	WPP plc	20,512,266

		358,148,258

	Total Common Stocks (cost $1,873,873,114)	$1,908,397,787

EXCHANGE TRADED FUNDS - 0.6%
	Other Investment Pools & Funds - 0.6%
296,770	iShares MSCI ACWI ex U.S. ETF	$12,013,249

	Total Exchange Traded Funds (cost $12,260,584)	$12,013,249

	Total Long-Term Investments (cost $1,886,133,698)	$1,920,411,036

SHORT-TERM INVESTMENTS - 3.3%
	Other Investment Pools & Funds - 3.3%
65,170,875	Fidelity Money Market Class 1	$65,170,875

	Total Short-Term Investments (cost $65,170,875)	$65,170,875

Total Investments (cost $1,951,304,573)^	99.5%	$1,985,581,911
Other Assets and Liabilities	0.5%	10,453,011

Total Net Assets	100.0%	$1,996,034,922

The accompanying notes are an integral part of these financial statements.

73

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$101,542,462
Unrealized Depreciation	(67,265,124)

Net Unrealized Appreciation	$34,277,338

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

74

The Hartford International Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$24,587,173	$—	$24,587,173	$—
Belgium	38,500,120	—	38,500,120	—
Brazil	36,909,356	36,909,356	—	—
Canada	139,042,490	139,042,490	—	—
China	86,638,790	39,898,888	46,739,902	—
Denmark	4,413,953	—	4,413,953	—
France	272,348,028	—	272,348,028	—
Germany	172,770,895	—	172,770,895	—
Greece	6,573,365	—	6,573,365	—
Hong Kong	18,783,988	—	18,783,988	—
India	57,736,315	7,399,170	50,337,145	—
Ireland	21,559,490	—	21,559,490	—
Italy	79,481,672	—	79,481,672	—
Japan	234,233,675	—	234,233,675	—
Jersey	13,156,615	—	13,156,615	—
Netherlands	44,936,288	44,936,288	—	—
Russia	27,765,778	—	27,765,778	—
South Korea	27,529,262	—	27,529,262	—
Spain	24,511,445	—	24,511,445	—
Sweden	19,314,696	—	19,314,696	—
Switzerland	150,864,928	—	150,864,928	—
Taiwan	48,591,207	—	48,591,207	—
United Kingdom	358,148,258	72,993,583	285,154,675	—
Exchange Traded Funds	12,013,249	12,013,249	—	—
Short-Term Investments	65,170,875	65,170,875	—	—

Total	$1,985,581,911	$418,363,899	$1,567,218,012	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $67,082,724 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

75

The Hartford International Small Company Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Australia - 6.3%
86,275	Domino’s Pizza Enterprises Ltd.	$4,040,820
1,488,921	Japara Healthcare Ltd.	3,194,159
822,317	Karoon Gas Australia Ltd.*	902,562
1,014,938	Mantra Group Ltd.	2,840,931
1,627,696	oOh!media Ltd.	5,746,037
356,898	Regis Healthcare Ltd.	1,377,960
219,600	Seek Ltd.	2,717,527
4,282,423	Spotless Group Holdings Ltd.	4,197,168
2,372,740	Tox Free Solutions Ltd.	5,211,158

		30,228,322

	Austria - 3.1%
50,065	ams AG	1,326,564
82,458	Andritz AG	4,628,546
106,300	Buwog AG*	2,237,765
76,958	CA Immobilien Anlagen AG*	1,470,036
33,830	Schoeller-Bleckmann Oilfield Equipment AG	2,282,626
150,532	Wienerberger AG	2,973,260

		14,918,797

	Belgium - 1.7%
29,920	Cie d’Entreprises CFE	2,973,847
88,743	D’ieteren S.A.	3,936,480
29,581	Galapagos N.V.*	1,344,864

		8,255,191

	Denmark - 1.3%
184,390	H. Lundbeck A/S*	6,161,017

	France - 5.8%
14,112	BioMerieux	1,821,460
362,481	Coface S.A.	2,927,980
54,367	Eurazeo S.A.	3,828,377
36,279	ID Logistics Group*	4,361,835
95,271	Imerys S.A.	7,035,597
29,360	Orpea	2,422,174
18,027	Virbac S.A.	3,287,496
15,522	Wendel S.A.	1,793,793

		27,478,712

	Germany - 2.2%
103,115	ElringKlinger AG	2,531,356
207,864	SAF-Holland S.A.	2,453,868
6,504	Sartorius AG (Preference Shares)	1,607,283
70,311	STRATEC Biomedical AG	4,028,702

		10,621,209

	Indonesia - 0.0%
2,839,200	Gajah Tunggal Tbk PT	170,597

	Ireland - 0.9%
3,329,861	Cairn Homes plc*	4,270,402

	Italy - 12.1%
739,219	Anima Holding S.p.A.(1)	5,249,954
519,629	Autogrill S.p.A.*	4,409,922
90,997	Banca Generali S.p.A.	2,707,804
4,409,813	Beni Stabili S.p.A. SIIQ REIT	3,274,089
245,252	Brunello Cucinelli S.p.A.	4,816,164
767,880	Cerved Information Solutions S.p.A.*	6,190,356
91,239	DiaSorin S.p.A.	5,333,501
2,281,523	Immobiliare Grande Distribuzione SIIQ S.p.A. REIT	2,077,103

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Italy - 12.1% - (continued)
1,025,127	Infrastrutture Wireless Italiane S.p.A.*(1)	$5,263,679
403,160	Moncler S.p.A.	6,552,862
755,429	OVS S.p.A.*(1)	4,944,748
302,097	Salvatore Ferragamo S.p.A.	7,002,084

		57,822,266

	Japan - 32.8%
58,200	Ain Holdings, Inc.	2,827,239
161,800	Asahi Intecc Co., Ltd.	7,783,939
459,400	Daikyonishikawa Corp.	6,330,920
148,300	Denyo Co., Ltd.	1,590,853
26,200	Disco Corp.	2,226,633
206,600	DMG Mori Co., Ltd.	2,317,946
225,300	EPS Holdings, Inc.	2,821,878
59,900	Ezaki Glico Co., Ltd.	3,059,883
292,800	Ferrotec Corp.	2,847,184
227,400	H2O Retailing Corp.	3,731,385
358,400	Ichigo, Inc.	1,553,913
2,225,000	IHI Corp.	4,824,910
208,700	Iida Group Holdings Co., Ltd.	3,897,700
112,200	Jamco Corp.	2,870,926
871,100	Kenedix, Inc.	3,723,078
2,328,000	Kobe Steel Ltd.	2,235,391
117,800	Konami Holdings Corp.	3,714,170
282,400	Kyudenko Corp.	7,171,290
508,000	Leopalace21 Corp.	3,048,266
772,000	Mitsubishi Materials Corp.	2,448,615
1,146,300	Mitsubishi UFJ Lease & Finance Co., Ltd.	4,995,742
224,700	Miura Co., Ltd.	4,207,120
241,000	Nippon Shinyaku Co., Ltd.	10,885,475
43,400	Nippon Shokubai Co., Ltd.	2,247,940
493,500	Sanwa Holdings Corp.	3,829,025
163,200	SCSK Corp.	5,919,408
152,000	Shimadzu Corp.	2,275,064
2,453,000	Shinsei Bank Ltd.	3,438,067
112,300	Start Today Co., Ltd.	4,718,008
1,303,000	Taiheiyo Cement Corp.	3,447,756
395,200	Takara Leben Co., Ltd.	2,514,120
972,000	Teijin Ltd.	3,479,992
356,300	Temp Holdings Co., Ltd.	5,348,640
151,800	Tenma Corp.	2,259,770
72,600	Tokyo Ohka Kogyo Co., Ltd.	2,029,865
408,400	Tokyo Steel Manufacturing Co., Ltd.	2,515,551
124,942	Tokyo TY Financial Group, Inc.	3,179,401
148,400	Toyo Tire & Rubber Co., Ltd.	2,219,422
32,900	Tsuruha Holdings, Inc.	3,155,622
58,400	Welcia Holdings Co., Ltd.	3,084,832
267,300	Zenkoku Hosho Co., Ltd.	9,400,659

		156,177,598

	Luxembourg - 3.6%
201,419	BRAAS Monier Building Group S.A.	5,595,203
184,698	Grand City Properties S.A.	4,086,349
1,709,250	L’Occitane International S.A.	3,294,151
188,772	O’Key Group S.A. GDR(1)	434,176
193,230	Reinet Investments SCA	3,816,702

		17,226,581

	Malta - 0.7%
301,653	Brait SE*	3,375,108

The accompanying notes are an integral part of these financial statements.

76

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Netherlands - 2.0%
131,100	IMCD Group N.V.	$5,303,601
205,192	Intertrust N.V.*(1)	4,158,706

		9,462,307

	Norway - 1.0%
290,003	Kongsberg Gruppen ASA	4,861,995

	South Korea - 1.8%
56,846	Hotel Shilla Co., Ltd.	3,643,923
367,291	Nexen Tire Corp.	4,673,827

		8,317,750

	Spain - 1.0%
356,131	Melia Hotels International S.A.	4,493,672

	Sweden - 0.5%
326,751	Bufab AB	2,556,322

	Switzerland - 2.5%
17,589	Dufry AG*	2,318,545
62,329	Gategroup Holding AG*	3,437,355
232,691	OC Oerlikon Corp. AG*	2,251,073
12,121	Tecan Group AG	1,684,817
11,291	U-Blox AG*	2,245,352

		11,937,142

	Taiwan - 0.3%
225,000	Catcher Technology Co., Ltd.	1,574,739

	United Kingdom - 19.8%
1,295,116	AA plc	5,279,115
490,357	Abcam plc	4,241,937
1,531,474	B&M European Value Retail S.A.	6,214,944
352,356	Big Yellow Group plc REIT	4,150,553
349,274	Cineworld Group plc	2,644,851
281,041	Concentric AB	3,184,720
214,262	Consort Medical plc	3,096,324
322,090	Crest Nicholson Holdings plc	2,457,845
896,015	Elementis plc	2,827,538
116,757	Genus plc	2,562,976
1,210,001	Hays plc	2,270,172
189,695	Hikma Pharmaceuticals plc	6,115,888
337,748	Hunting plc	1,815,358
102,583	James Fisher & Sons plc	2,120,933
228,872	Keller Group plc	2,954,570
211,270	Kier Group plc	3,678,424
629,725	Mears Group plc	3,666,691
454,529	Michael Page International plc	2,705,515
909,573	N Brown Group plc	3,568,428
735,183	Ophir Energy plc*	812,622
997,501	Polypipe Group plc	4,270,473
347,324	PZ Cussons plc	1,636,881
436,374	Restaurant Group plc	1,755,941
1,302,030	Saga plc	3,987,561
1,655,161	Tyman plc	7,019,522
141,895	Ultra Electronics Holdings plc	3,664,201
444,509	UNITE Group plc	4,110,391
698,969	Volution Group plc	1,687,697

		94,502,071

	Total Common Stocks (cost $472,334,328)	$474,411,798

Shares or Principal Amount		Market Value†
EXCHANGE TRADED FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
33,600	Electra Private Equity plc	$1,739,424

	Total Exchange Traded Funds (cost $1,852,522)	$1,739,424

	Total Long-Term Investments (cost $474,186,850)	$476,151,222

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
302,923	Federated Prime Obligations Fund	$302,923

	Total Short-Term Investments (cost $302,923)	$302,923

Total Investments (cost $474,489,773)^	99.9%	$476,454,145
Other Assets and Liabilities	0.1%	583,232

Total Net Assets	100.0%	$477,037,377

The accompanying notes are an integral part of these financial statements.

77

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$36,050,683
Unrealized Depreciation	(34,086,311)

Net Unrealized Appreciation	$1,964,372

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $20,051,263, which represents 4.2% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

78

The Hartford International Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$30,228,322	$—	$30,228,322	$—
Austria	14,918,797	—	14,918,797	—
Belgium	8,255,191	—	8,255,191	—
Denmark	6,161,017	—	6,161,017	—
France	27,478,712	4,361,835	23,116,877	—
Germany	10,621,209	4,028,702	6,592,507	—
Indonesia	170,597	—	170,597	—
Ireland	4,270,402	4,270,402	—	—
Italy	57,822,266	4,816,164	53,006,102	—
Japan	156,177,598	—	156,177,598	—
Luxembourg	17,226,581	9,411,905	7,814,676	—
Malta	3,375,108	—	3,375,108	—
Netherlands	9,462,307	4,158,706	5,303,601	—
Norway	4,861,995	—	4,861,995	—
South Korea	8,317,750	—	8,317,750	—
Spain	4,493,672	—	4,493,672	—
Sweden	2,556,322	—	2,556,322	—
Switzerland	11,937,142	—	11,937,142	—
Taiwan	1,574,739	—	1,574,739	—
United Kingdom	94,502,071	32,460,595	62,041,476	—
Exchange Traded Funds	1,739,424	1,739,424	—	—
Short-Term Investments	302,923	302,923	—	—

Total	$476,454,145	$65,550,656	$410,903,489	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $8,043,571 were transferred from Level 1 to Level 2, and investments valued at $21,384,612 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

79

The Hartford International Value Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2%
	Australia - 0.8%
8,359,441	Resolute Mining Ltd.*	$6,283,412
2,112,824	Western Areas Ltd.	3,983,216

		10,266,628

	Austria - 0.3%
321,026	Zumtobel Group AG	4,177,979

	Belgium - 2.0%
311,085	Ageas	12,224,628
941,554	AGFA-Gevaert N.V.*	3,743,910
58,221	Bekaert S.A.	2,564,006
305,798	Mobistar S.A.*	6,692,966

		25,225,510

	Brazil - 1.3%
628,500	Cia Paranaense de Energia (Preference Shares)	5,173,464
63,930	Petro Rio S.A.*	70,636
950,820	Petroleo Brasileiro S.A. ADR*	7,330,822
338,600	Telefonica Brasil S.A. (Preference Shares)	4,170,414

		16,745,336

	Canada - 3.0%
377,560	Barrick Gold Corp.	7,309,263
1,011,700	Centerra Gold, Inc.	5,595,918
1,637,075	Eldorado Gold Corp.	6,892,086
332,820	EnCana Corp.	2,546,483
3,646,700	Ivanhoe Mines Ltd. Class A*	3,022,689
1,315,185	Kinross Gold Corp.*	7,496,554
362,500	Northern Dynasty Minerals Ltd.*	156,013
412,440	Painted Pony Petroleum Ltd.*	1,945,999
1,030,339	Uranium Participation Corp.*	3,793,868

		38,758,873

	China - 0.6%
17,547,390	Daphne International Holdings Ltd.*	2,637,031
739,744	Sinovac Biotech Ltd.*	4,675,182

		7,312,213

	Denmark - 1.0%
267,720	D/S Norden A/S*	4,689,013
248,808	H. Lundbeck A/S*	8,313,413

		13,002,426

	France - 10.1%
46,027	Alten S.A.	2,841,908
253,161	BNP Paribas S.A.	13,407,138
365,359	Cie de Saint-Gobain	16,741,674
579,512	Coface S.A.	4,681,072
36,934	Devoteam S.A.	1,721,678
615,869	Engie S.A.	10,157,799
234,047	Metropole Television S.A.	4,439,947
136,990	Peugeot S.A.*	2,207,751
63,946	Renault S.A.	6,170,007
577,376	Rexel S.A.	8,754,506
282,523	Societe Generale S.A.	11,116,478
75,027	Sopra Steria Group	8,727,168
83,228	Thales S.A.	7,202,357
486,237	Total S.A.	24,574,806
91,156	Vicat S.A.	6,346,195

		129,090,484

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Germany - 4.6%
785,314	Deutsche Lufthansa AG	$12,227,218
521,203	E.ON SE	5,401,837
185,781	Hamburger Hafen und Logistik AG	2,917,212
474,031	Kontron AG*	1,563,776
268,909	METRO AG	8,579,186
137,292	Rheinmetall AG	10,756,442
358,794	RWE AG*	5,375,664
199,721	Salzgitter AG	6,769,934
323,093	Suedzucker AG	5,705,189

		59,296,458

	Greece - 0.8%
988,611	Alpha Bank A.E.*	2,148,097
811,444	Hellenic Telecommunications Organization S.A.	7,899,694

		10,047,791

	Hong Kong - 1.6%
7,501,550	AMVIG Holdings Ltd.	3,088,816
35,872,000	CST Mining Group Ltd.*	580,735
522,340	Dah Sing Financial Holdings Ltd.	3,569,556
133,390,680	G-Resources Group Ltd.	3,064,517
10,797,160	Kingboard Laminates Holdings Ltd.	5,519,843
10,994,050	New World Department Store China Ltd.	1,554,320
16,871,000	Pacific Basin Shipping Ltd.*	2,842,777

		20,220,564

	Hungary - 0.5%
4,012,095	Magyar Telekom Telecommunications plc*	6,968,820

	India - 1.2%
1,988,469	Allahabad Bank	1,741,490
942,248	Canara Bank	2,918,917
1,983,546	Corp. Bank	1,152,467
6,313,562	Manappuram Finance Ltd.	3,803,848
2,723,795	NTPC Ltd.	5,707,581

		15,324,303

	Indonesia - 0.2%
14,191,400	Harum Energy Tbk PT*	973,086
3,136,500	Indo Tambangraya Megah Tbk PT	1,850,880

		2,823,966

	Italy - 3.4%
292,519	Assicurazioni Generali S.p.A.	4,472,496
1,026,020	Banca Popolare dell-Emilia Romagna SC	6,016,137
430,988	Buzzi Unicem S.p.A.	8,186,423
1,012,453	Eni S.p.A.	16,540,376
2,112,732	UniCredit S.p.A.	8,193,191

		43,408,623

	Japan - 34.5%
124,700	Adastria Co., Ltd.	4,132,652
352,730	Aichi Steel Corp.	1,494,828
384,960	Aisan Industry Co., Ltd.	2,850,532
54,640	Alpha Systems, Inc.	873,484
424,500	Alpine Electronics, Inc.	5,224,868
241,520	Avex Group Holdings, Inc.	3,027,269
110,500	Benesse Holdings, Inc.	3,135,054
394,380	Canon, Inc.	11,027,939
238,900	Cawachi Ltd.	5,595,441
284,100	Chubu Steel Plate Co., Ltd.	1,297,573
214,160	CMIC Holdings Co., Ltd.	3,162,530
650,450	Dai-ichi Life Insurance Co., Ltd.	7,818,208

The accompanying notes are an integral part of these financial statements.

80

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Japan - 34.5% - (continued)
458,010	Dena Co., Ltd.	$7,708,080
327,000	Eighteenth Bank Ltd.	771,993
187,373	Eisai Co., Ltd.	11,598,325
293,900	en-japan, Inc.	4,711,912
280,950	Exedy Corp.	6,557,494
145,220	Fujimi, Inc.	1,924,606
3,334,830	Fujitsu Ltd.	11,652,220
607,850	Funai Electric Co., Ltd.	5,096,719
143,190	Gendai Agency, Inc.	638,563
1,050,930	Gree, Inc.	5,889,761
307,330	Hisaka Works Ltd.	2,239,864
277,520	Hitachi Chemical Co., Ltd.	4,660,595
547,980	Honda Motor Co., Ltd.	14,787,662
337,070	Honeys Co., Ltd.	3,479,161
907,450	Hosiden Corp.	5,721,418
669,410	Inpex Corp.	5,321,703
270,100	Itochu Techno-Solutions Corp.	5,292,970
214,800	Japan Digital Laboratory Co., Ltd.	2,905,646
234,530	Japan Petroleum Exploration Co., Ltd.	5,459,727
1,791,900	Japan Steel Works Ltd.	6,942,086
646,880	JSR Corp.	8,867,541
491,560	Keihin Corp.	7,142,295
311,940	Kuroda Electric Co., Ltd.	4,810,401
377,800	Kyoei Steel Ltd.	5,837,107
217,860	Melco Holdings, Inc.	4,322,189
244,900	Mimasu Semiconductor Industry Co., Ltd.	2,350,380
217,200	Miraial Co., Ltd.	1,530,340
1,182,900	Mitsubishi Motors Corp.	4,760,401
3,202,640	Mitsubishi UFJ Financial Group, Inc.	14,779,582
1,022,250	Mitsui Chemicals, Inc.	3,390,330
242,290	Mitsumi Electric Co., Ltd.	1,174,561
7,146,400	Mizuho Financial Group, Inc.	10,711,820
891,910	NET One Systems Co., Ltd.	4,631,195
386,720	Neturen Co., Ltd.	2,653,092
853,290	Nichicon Corp.	5,748,277
624,700	Nikon Corp.	9,106,502
55,010	Nintendo Co., Ltd.	7,448,406
281,560	Nishimatsuya Chain Co., Ltd.	3,208,469
452,800	Nissin Kogyo Co., Ltd.	6,262,386
85,070	Nitto Denko Corp.	4,582,759
337,200	NOK Corp.	5,588,661
507,020	Oita Bank Ltd.	1,549,132
1,384,000	Pacific Metals Co., Ltd.*	4,428,232
157,110	Pal Co., Ltd.	3,815,196
2,281,100	Pioneer Corp.*	6,112,691
99,640	Proto Corp.	1,306,874
218,070	Relia, Inc.	2,250,764
120,330	Rohm Co., Ltd.	5,207,365
690,000	Sanyo Shokai Ltd.	1,652,462
825,890	SCREEN Holdings Co., Ltd.	6,371,932
495,250	Shinkawa Ltd.*	1,886,417
1,091,310	Shinko Electric Industries Co., Ltd.	6,061,517
1,291,580	Sumitomo Bakelite Co., Ltd.	5,330,941
1,448,000	Sumitomo Heavy Industries Ltd.	6,085,333
406,830	Sumitomo Mitsui Financial Group, Inc.	12,242,202
189,900	Sumitomo Real Estate Sales Co., Ltd. REIT	3,808,065
519,750	Sumitomo Riko Co., Ltd.	4,459,495
32,300	Suzuken Co., Ltd. / Aichi Japan	1,106,860
1,281,640	T&D Holdings, Inc.	12,268,453
307,570	Takeda Pharmaceutical Co., Ltd.	14,690,112
541,570	Tochigi Bank Ltd.	2,087,032

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Japan - 34.5% - (continued)
250,830	Tokai Rika Co., Ltd.	$4,644,284
347,180	Tokyo Seimitsu Co., Ltd.	7,199,764
860,970	Tokyo Steel Manufacturing Co., Ltd.	5,303,168
1,641,630	Toshiba Machine Co., Ltd.	4,890,441
2,174,000	Toyo Engineering Corp.	5,929,483
389,280	Toyoda Gosei Co., Ltd.	7,177,870
419,580	Ushio, Inc.	5,706,661
317,090	Xebio Holdings Co., Ltd.	5,057,777
412,870	Yamanashi Chuo Bank Ltd.	1,528,965
255,260	Yamato Kogyo Co., Ltd.	5,992,104
176,500	Yodogawa Steel Works Ltd.	3,984,827

		442,043,996

	Netherlands - 4.4%
913,889	Delta Lloyd N.V.	4,662,104
977,809	ING Groep N.V.	11,981,501
253,830	Koninklijke Philips N.V.	6,974,886
2,875,436	PostNL N.V.*	12,586,652
765,147	Royal Dutch Shell plc Class B	20,088,836

		56,293,979

	Norway - 1.1%
299,944	Statoil ASA	5,279,402
2,053,967	Storebrand ASA*	8,699,036

		13,978,438

	Russia - 2.0%
2,229,587	Gazprom PAO ADR	11,584,887
251,070	Lukoil PJSC ADR	10,697,492
496,700	Sberbank of Russia PJSC ADR	3,993,531

		26,275,910

	South Africa - 1.3%
229,046	Anglo American Platinum Ltd.*	6,638,656
1,643,665	Impala Platinum Holdings Ltd.*	6,844,999
1,959,854	Raubex Group Ltd.	2,574,543

		16,058,198

	South Korea - 2.1%
280,471	KB Financial Group, Inc.	8,581,597
415,102	KT Corp.	11,119,368
107,020	Shinhan Financial Group Co., Ltd.	3,923,989
330,459	Tongyang Life Insurance Co., Ltd.	3,062,963

		26,687,917

	Spain - 2.3%
354,417	Almirall S.A.	5,834,443
2,521,725	Banco Popular Espanol S.A.	6,875,928
2,442,739	CaixaBank S.A.	7,373,910
874,587	Telefonica S.A.	9,567,276

		29,651,557

	Sweden - 0.1%
1,615,959	Qliro Group AB*	1,720,507

	Switzerland - 5.0%
118,764	Adecco S.A.	7,666,624
133,232	Julius Baer Group Ltd.*	5,709,760
298,656	LafargeHolcim Ltd.*	15,164,400
322,069	Oriflame Holding AG*	6,485,027
728,884	STMicroelectronics N.V.	4,491,154
1,047,063	UBS Group AG	18,151,307
28,632	Zurich Insurance Group AG*	6,424,569

		64,092,841

The accompanying notes are an integral part of these financial statements.

81

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Taiwan - 0.5%
11,204,900	Compal Electronics, Inc.	$6,577,145

	United Kingdom - 9.5%
761,233	Anglo American plc	8,514,595
342,244	AstraZeneca plc	19,635,428
5,021,574	BP plc	27,665,761
3,587,961	Hays plc	6,731,637
1,804,580	Home Retail Group plc	4,504,394
3,663,792	HSBC Holdings plc	24,279,490
2,582,612	J Sainsbury plc	10,926,546
464,369	Lonmin plc*	1,278,153
3,310,294	SIG plc	6,563,804
1,381,916	Standard Chartered plc	11,169,485

		121,269,293

	Total Common Stocks (cost $1,292,669,172)	$1,207,319,755

	Total Long-Term Investments (cost $1,292,669,172)	$1,207,319,755

SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
59,440,850	Fidelity Money Market Class 1	$59,440,850

	Total Short-Term Investments (cost $59,440,850)	$59,440,850

Total Investments (cost $1,352,110,022)^	98.8%	$1,266,760,605
Other Assets and Liabilities	1.2%	15,649,651

Total Net Assets	100.0%	$1,282,410,256

The accompanying notes are an integral part of these financial statements.

82

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$74,155,423
Unrealized Depreciation	(159,504,840)

Net Unrealized Depreciation	$(85,349,417)

*	Non-income producing.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EAFE (mini MSCI) Index Future	367	06/17/2016	$29,968,586	$30,495,865	$527,279

Total futures contracts					$527,279

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

83

The Hartford International Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Australia	$10,266,628	$—	$10,266,628	$—
Austria	4,177,979	—	4,177,979	—
Belgium	25,225,510	—	25,225,510	—
Brazil	16,745,336	16,745,336	—	—
Canada	38,758,873	38,758,873	—	—
China	7,312,213	4,675,182	2,637,031	—
Denmark	13,002,426	—	13,002,426	—
France	129,090,484	8,067,873	121,022,611	—
Germany	59,296,458	1,563,776	57,732,682	—
Greece	10,047,791	—	10,047,791	—
Hong Kong	20,220,564	—	20,220,564	—
Hungary	6,968,820	—	6,968,820	—
India	15,324,303	—	15,324,303	—
Indonesia	2,823,966	—	2,823,966	—
Italy	43,408,623	—	43,408,623	—
Japan	442,043,996	—	442,043,996	—
Netherlands	56,293,979	—	56,293,979	—
Norway	13,978,438	—	13,978,438	—
Russia	26,275,910	—	26,275,910	—
South Africa	16,058,198	2,574,543	13,483,655	—
South Korea	26,687,917	—	26,687,917	—
Spain	29,651,557	—	29,651,557	—
Sweden	1,720,507	1,720,507	—	—
Switzerland	64,092,841	—	64,092,841	—
Taiwan	6,577,145	—	6,577,145	—
United Kingdom	121,269,293	—	121,269,293	—
Short-Term Investments	59,440,850	59,440,850	—	—
Futures Contracts(2)	527,279	527,279	—	—

Total	$1,267,287,884	$134,074,219	$1,133,213,665	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $47,422,258 were transferred from Level 1 to Level 2, and investments valued at $8,303,190 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

84

[This page is intentionally left blank]

85

International/Global Equity Funds

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund
Assets:
Investments in securities, at market value	$78,950,941	$27,651,340	$1,082,092,121
Cash	—	3	—
Cash collateral due from broker	32,400	—	—
Foreign currency	17,281	—	506,157
Unrealized appreciation on foreign currency contracts	—	—	56,039
Receivables:
Fund shares sold	52,748	105,664	1,041,852
Dividends and interest	122,793	37,142	2,746,152
Investment securities sold	—	—	17,832,345
Other assets	67,956	15,245	137,023

Total assets	79,244,119	27,809,394	1,104,411,689

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	657,384
Bank overdraft	—	—	977
Payables:
Investment securities purchased	52	—	21,910,120
Fund shares redeemed	389,765	—	1,298,943
Investment management fees	70,633	17,929	699,562
Variation margin on financial derivative instruments	2,610	—	—
Distribution fees	3,653	1,777	357,887
Accrued expenses	67,240	17,092	296,040

Total liabilities	533,953	36,798	25,220,913

Net assets	$78,710,166	$27,772,596	$1,079,190,776

Summary of Net Assets:
Capital stock and paid-in-capital	$107,840,231	$25,337,432	$1,184,981,955
Undistributed (distributions in excess of) net investment income	(82,243)	57,497	759,605
Accumulated net realized gain (loss)	(27,304,899)	85,243	(107,620,503)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(1,742,923)	2,292,424	1,069,719

Net assets	$78,710,166	$27,772,596	$1,079,190,776

Shares authorized	600,000,000	125,000,000	1,000,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$6.88	$10.97	$15.31

Maximum offering price per share	$7.28	$11.61	$16.20

Shares outstanding	1,286,542	101,107	44,467,766

Net Assets	$8,854,660	$1,108,792	$680,597,200

Class B: Net asset value per share	$—	$—	$13.95

Shares outstanding	—	—	727,834

Net Assets	$—	$—	$10,150,057

Class C: Net asset value per share	$6.76	$10.95	$14.02

Shares outstanding	334,699	100,001	16,896,552

Net Assets	$2,263,274	$1,095,298	$236,900,196

Class I: Net asset value per share	$6.86	$10.97	$15.76

Shares outstanding	372,789	1,830,483	6,210,391

Net Assets	$2,557,092	$20,083,723	$97,906,241

Class R3: Net asset value per share	$6.82	$10.96	$15.07

Shares outstanding	20,625	100,001	1,922,351

Net Assets	$140,719	$1,096,118	$28,977,543

The accompanying notes are an integral part of these financial statements.

86

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$133,391,510	$28,772,843	$200,665,581	$1,985,581,911	$476,454,145	$1,266,760,605
—	—	—	—	—	—
—	—	—	—	—	1,302,850
57,300	9,420	386	3,734,722	145,855	1,085
—	—	—	—	—	—

181,016	6,538	241,999	3,730,543	258,334	7,199,811
540,971	164,019	1,171,503	9,199,896	2,004,544	7,639,840
480,139	180,528	789,251	19,460,821	483,893	3,934,837
101,361	72,292	113,126	85,915	73,726	96,533

134,752,297	29,205,640	202,981,846	2,021,793,808	479,420,497	1,286,935,561

120,132	—	—	—	—	—
—	—	—	981	—	—

455,548	135,717	264,100	23,133,538	1,701,788	1,317,483
103,090	94,163	351,284	1,067,400	231,192	1,966,949
81,990	16,408	141,704	1,077,733	353,918	821,991
—	—	—	—	—	125,755
34,150	4,697	40,634	206,547	32,680	110,210
52,389	9,632	45,170	272,687	63,542	182,917

847,299	260,617	842,892	25,758,886	2,383,120	4,525,305

$133,904,998	$28,945,023	$202,138,954	$1,996,034,922	$477,037,377	$1,282,410,256

$161,952,657	$30,538,714	$445,422,237	$2,021,077,324	$480,916,602	$1,392,512,142
473,069	118,211	830,759	9,697,994	(2,694,714)	932,962
(25,917,566)	(1,624,704)	(249,360,921)	(69,108,473)	(3,201,979)	(26,551,730)
(2,603,162)	(87,198)	5,246,879	34,368,077	2,017,468	(84,483,118)

$133,904,998	$28,945,023	$202,138,954	$1,996,034,922	$477,037,377	$1,282,410,256

900,000,000	525,000,000	500,000,000	700,000,000	500,000,000	550,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$10.64	$9.08	$11.93	$14.24	$13.86	$13.82

$11.26	$9.61	$12.62	$15.07	$14.67	$14.62

10,438,284	1,221,431	9,382,195	37,925,086	5,109,996	28,851,548

$111,059,142	$11,089,260	$111,909,811	$540,102,516	$70,835,458	$398,805,550

$10.43	$9.06	$11.03	$12.92	$12.96	$—

65,926	16,475	128,476	215,544	47,200	—

$687,412	$149,189	$1,417,109	$2,784,884	$611,720	$—

$10.39	$9.00	$11.01	$12.55	$12.60	$13.67

1,267,545	297,520	1,509,752	4,672,684	1,143,208	2,829,441

$13,166,010	$2,677,137	$16,625,499	$58,646,724	$14,404,351	$38,667,195

$10.66	$9.13	$11.83	$14.17	$13.76	$13.95

361,627	458,988	3,083,069	11,281,926	5,283,591	44,981,545

$3,854,049	$4,190,115	$36,482,033	$159,909,710	$72,704,919	$627,686,313

$10.63	$9.08	$12.04	$14.47	$13.96	$13.95

15,720	23,499	97,696	3,543,351	731,250	31,197

$167,146	$213,433	$1,176,256	$51,289,898	$10,210,896	$435,352

The accompanying notes are an integral part of these financial statements.

87

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund
Class R4: Net asset value per share	$6.83	$10.97	$15.53

Shares outstanding	5,118	100,001	1,064,462

Net Assets	$34,940	$1,096,665	$16,531,124

Class R5: Net asset value per share	$6.78	$10.97	$15.85

Shares outstanding	1,667	100,001	43,390

Net Assets	$11,297	$1,097,212	$687,862

Class R6: Net asset value per share	$—	$10.97	$—

Shares outstanding	—	100,001	—

Net Assets	$—	$1,097,394	$—

Class Y: Net asset value per share	$6.85	$10.97	$16.00

Shares outstanding	9,464,648	100,001	465,025

Net Assets	$64,848,184	$1,097,394	$7,440,553

Cost of investments	$80,695,579	$25,359,818	$1,080,432,493
Cost of foreign currency	$17,268	$—	$506,169

The accompanying notes are an integral part of these financial statements.

88

International/Global Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund
$10.68	$9.10	$12.23	$14.71	$14.02	$13.91

13,181	16,359	813,088	8,637,154	556,883	112,051

$140,771	$148,912	$9,946,398	$127,037,255	$7,810,043	$1,559,109

$10.67	$9.04	$12.33	$14.83	$14.10	$14.00

17,551	1,205	527,569	6,738,490	163,964	45,600

$187,189	$10,887	$6,503,086	$99,940,987	$2,311,345	$638,387

$—	$—	$—	$14.90	$—	$—

—	—	—	596,497	—	—

$—	$—	$—	$8,889,312	$—	$—

$10.58	$9.13	$12.36	$14.91	$14.10	$14.21

438,904	1,146,759	1,462,309	63,562,846	21,139,616	15,100,158

$4,643,279	$10,466,090	$18,078,762	$947,433,636	$298,148,645	$214,618,350

$135,880,381	$28,862,083	$195,432,261	$1,951,304,573	$474,489,773	$1,352,110,022
$57,300	$9,440	$386	$3,734,676	$145,186	$1,066

The accompanying notes are an integral part of these financial statements.

89

International/Global Equity Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	Hartford Emerging Markets Equity Fund	Hartford Environmental Opportunities Fund(1)	Hartford Global Capital Appreciation Fund
Investment Income:
Dividends	$1,169,250	$113,652	$10,921,878
Interest	4,051	1,703	39,473
Less: Foreign tax withheld	(99,708)	(9,309)	(484,925)

Total investment income, net	1,073,593	106,046	10,476,426

Expenses:
Investment management fees	602,857	35,671	4,379,153
Administrative services fees
Class R3	1,108	355	28,585
Class R4	750	266	11,500
Class R5	496	177	303
Transfer agent fees
Class A	13,019	385	656,534
Class B	—	—	32,564
Class C	2,453	391	166,290
Class I	536	3,467	54,041
Class R3	55	40	1,959
Class R4	28	29	486
Class R5	7	2	99
Class R6	—	17	—
Class Y	923	2	731
Distribution fees
Class A	9,845	445	824,678
Class B	—	—	76,113
Class C	10,357	1,772	1,194,901
Class R3	2,769	886	71,463
Class R4	1,250	443	19,167
Custodian fees	61,120	7,773	44,347
Registration and filing fees	47,653	658	70,579
Accounting services fees	13,701	1,115	77,657
Board of Directors’ fees	1,918	320	15,205
Audit fees	22,101	6,473	21,307
Other expenses	21,593	2,115	245,798

Total expenses (before waivers and fees paid indirectly)	814,539	62,802	7,993,460
Expense waivers	(52,465)	(14,253)	(219,691)
Transfer agent fee waivers	(1,204)	—	(9,730)
Commission recapture	—	—	(18,707)

Total waivers and fees paid indirectly	(53,669)	(14,253)	(248,128)

Total expenses, net	760,870	48,549	7,745,332

Net Investment Income (Loss)	312,723	57,497	2,731,094

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(26,701,724)	85,190	(97,385,443)
Less: Foreign taxes paid on realized capital gains	(24,468)	—	—
Net realized gain (loss) on futures contracts	(429,929)	—	—
Net realized gain (loss) on foreign currency contracts	—	—	(404,210)
Net realized gain (loss) on other foreign currency transactions	13,734	53	(95,758)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(27,142,387)	85,243	(97,885,411)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	14,853,841	2,291,522	51,375,253
Net unrealized appreciation (depreciation) of futures contracts	2,650	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(734,613)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	13,633	902	72,084

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	14,870,124	2,292,424	50,712,724

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(12,272,263)	2,377,667	(47,172,687)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(11,959,540)	$2,435,164	$(44,441,593)

(1)	Commenced operations on February 29, 2016.

The accompanying notes are an integral part of these financial statements.

90

International/Global Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

Hartford Global Equity Income Fund	Hartford International Equity Fund	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Small Company Fund	The Hartford International Value Fund

$2,917,914	$409,693	$2,346,782	$20,510,363	$3,315,616	$14,309,034
4,939	1,155	5,551	131,489	20,176	78,584
(133,213)	(35,027)	(191,371)	(1,992,498)	(204,479)	(1,181,971)

2,789,640	375,821	2,160,962	18,649,354	3,131,313	13,205,647

632,658	109,318	868,678	5,906,103	1,933,887	4,892,736

232	835	1,130	48,308	9,780	628
148	571	6,227	88,933	5,445	1,306
133	333	3,148	47,832	420	295

122,305	13,388	167,725	539,731	83,993	413,692
2,831	467	7,592	12,739	3,274	—
14,633	3,025	21,353	55,688	15,992	25,310
1,964	2,510	25,081	81,564	44,770	303,754
72	137	354	1,640	172	88
66	88	183	2,399	142	108
15	7	130	1,471	88	48
—	—	—	204	—	—
650	79	195	5,554	1,706	1,351

131,928	14,384	141,101	648,141	88,725	450,609
4,751	2,786	9,482	18,094	4,081	—
64,311	13,342	86,348	284,390	72,362	200,592
580	2,089	2,826	120,771	24,451	1,570
247	952	10,378	148,222	9,075	2,177
7,839	25,539	12,783	46,734	14,696	43,824
57,444	50,533	56,276	78,771	55,441	78,771
15,184	3,123	20,439	157,718	38,678	108,475
3,076	561	2,801	19,890	4,571	14,134
16,167	18,540	15,161	19,301	13,696	19,142
38,313	10,713	55,086	346,109	82,920	239,493

1,115,547	273,320	1,514,477	8,680,307	2,508,365	6,798,103
(98,314)	(97,152)	(180,523)	—	(2,182)	—
(1,406)	—	(4,747)	(7,310)	(2,049)	—
(293)	(40)	—	(5,210)	(961)	(809)

(100,013)	(97,192)	(185,270)	(12,520)	(5,192)	(809)

1,015,534	176,128	1,329,207	8,667,787	2,503,173	6,797,294

1,774,106	199,693	831,755	9,981,567	628,140	6,408,353

(19,329,784)	(1,423,816)	(8,192,441)	(62,617,926)	(1,712,025)	(15,383,472)
—	—	—	—	—	—
—	—	—	—	—	(1,518,409)
122,672	—	—	—	—	—
(89,870)	6,569	(20,179)	(394,577)	159,383	349,432

(19,296,982)	(1,417,247)	(8,212,620)	(63,012,503)	(1,552,642)	(16,552,449)

8,509,853	375,074	213,998	3,319,316	(10,481,267)	11,092,145
—	—	—	—	—	382,680
(375,673)	—	—	—	—	—
13,874	5,487	33,747	330,093	82,930	377,361

8,148,054	380,561	247,745	3,649,409	(10,398,337)	11,852,186

(11,148,928)	(1,036,686)	(7,964,875)	(59,363,094)	(11,950,979)	(4,700,263)

$(9,374,822)	$(836,993)	$(7,133,120)	$(49,381,527)	$(11,322,839)	$1,708,090

The accompanying notes are an integral part of these financial statements.

91

International/Global Equity Funds

Statements of Changes in Net Assets

	Hartford Emerging Markets Equity Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$312,723	$2,445,894
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(27,142,387)	4,340,607
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	14,870,124	(30,301,799)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,959,540)	(23,515,298)

Distributions to Shareholders:
From net investment income
Class A	(158,308)	(62,853)
Class B	—	—
Class C	(26,044)	—
Class I	(63,602)	(31,683)
Class R3	(30,720)	(6,929)
Class R4	(33,246)	(12,078)
Class R5	(38,278)	(17,728)
Class Y	(1,980,961)	(1,908,998)

Total from net investment income	(2,331,159)	(2,040,269)

From net realized gain on investments
Class A	(111,461)	(768,362)
Class B	—	—
Class C	(31,283)	(187,327)
Class I	(36,743)	(219,131)
Class R3	(23,751)	(135,221)
Class R4	(22,146)	(129,196)
Class R5	(22,058)	(130,052)
Class Y	(2,348,867)	(12,927,458)

Total from net realized gain on investments	(2,596,309)	(14,496,747)

Total distributions	(4,927,468)	(16,537,016)

Capital Share Transactions:
Sold	47,731,071	33,236,817
Issued on reinvestment of distributions	4,924,013	16,522,971
Redeemed	(138,214,704)	(31,461,380)

Net increase (decrease) from capital share transactions	(85,559,620)	18,298,408

Net Increase (Decrease) in Net Assets	(102,446,628)	(21,753,906)

Net Assets:
Beginning of period	181,156,794	202,910,700

End of period	$78,710,166	$181,156,794

Undistributed (distributions in excess of) net investment income	$(82,243)	$1,936,193

The accompanying notes are an integral part of these financial statements.

92

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Environmental Opportunities Fund	Hartford Global Capital Appreciation Fund		Hartford Global Equity Income Fund		Hartford International Equity Fund
For the Period Ended April 30, 2016 (Unaudited)(1)	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$57,497	$2,731,094	$6,644,718	$1,774,106	$6,571,982	$199,693	$295,733
85,243	(97,885,411)	74,062,243	(19,296,982)	(268,468)	(1,417,247)	567,130
2,292,424	50,712,724	(74,580,461)	8,148,054	(7,323,330)	380,561	(1,629,606)

2,435,164	(44,441,593)	6,126,500	(9,374,822)	(1,019,816)	(836,993)	(766,743)

—	(7,155,071)	(2,519,821)	(1,494,169)	(1,901,683)	(145,581)	(110,098)
—	—	—	(9,160)	(20,062)	(2,741)	—
—	(993,070)	—	(137,129)	(156,081)	(11,640)	(3,823)
—	(1,418,663)	(730,443)	(53,495)	(52,186)	(64,283)	(22,053)
—	(283,950)	(76,256)	(1,797)	(7,704)	(11,926)	(7,164)
—	(192,044)	(51,833)	(1,065)	(11,406)	(13,611)	(10,312)
—	(7,237)	(9,371)	(2,580)	(13,983)	(15,699)	(12,812)
—	(99,324)	(1,489,622)	(98,997)	(4,350,564)	(165,056)	(134,079)

—	(10,149,359)	(4,877,346)	(1,798,392)	(6,513,669)	(430,537)	(300,341)

—	(37,106,383)	(113,435,449)	—	(3,433,336)	(177,117)	(306,590)
—	(1,123,030)	(7,540,897)	—	(94,968)	(11,193)	(23,073)
—	(14,893,034)	(47,257,647)	—	(474,995)	(38,322)	(50,320)
—	(5,699,440)	(18,073,143)	—	(82,785)	(62,705)	(46,507)
—	(1,647,282)	(5,040,876)	—	(20,323)	(16,696)	(31,538)
—	(813,284)	(1,641,373)	—	(24,044)	(15,589)	(29,439)
—	(29,634)	(230,793)	—	(28,736)	(14,293)	(27,284)
—	(9,442,563)	(31,496,913)	—	(8,163,878)	(143,538)	(273,857)

—	(70,754,650)	(224,717,091)	—	(12,323,065)	(479,453)	(788,608)

—	(80,904,009)	(229,594,437)	(1,798,392)	(18,836,734)	(909,990)	(1,088,949)

25,337,432	79,242,300	156,480,642	18,770,565	54,461,443	3,143,643	10,748,008
—	77,985,783	221,568,919	1,754,230	18,588,689	908,366	1,086,823
—	(296,484,286)	(243,075,480)	(176,980,673)	(35,420,361)	(8,298,095)	(4,740,331)

25,337,432	(139,256,203)	134,974,081	(156,455,878)	37,629,771	(4,246,086)	7,094,500

27,772,596	(264,601,805)	(88,493,856)	(167,629,092)	17,773,221	(5,993,069)	5,238,808

—	1,343,792,581	1,432,286,437	301,534,090	283,760,869	34,938,092	29,699,284

$27,772,596	$1,079,190,776	$1,343,792,581	$133,904,998	$301,534,090	$28,945,023	$34,938,092

$57,497	$759,605	$8,177,870	$473,069	$497,355	$118,211	$349,055

(1)	Commenced operations on February 29, 2016.

The accompanying notes are an integral part of these financial statements.

93

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$831,755	$1,589,277
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(8,212,620)	(113,080)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	247,745	(6,698,215)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,133,120)	(5,222,018)

Distributions to Shareholders:
From net investment income
Class A	(817,837)	(198,241)
Class B	—	—
Class C	(17,254)	—
Class I	(377,253)	(108,250)
Class R3	(6,888)	—
Class R4	(79,565)	(6,043)
Class R5	(67,831)	(1,795)
Class R6	—	—
Class Y	(145,919)	(275,565)

Total from net investment income	(1,512,547)	(589,894)

From net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

Total distributions	(1,512,547)	(589,894)

Capital Share Transactions:
Sold	39,603,523	129,203,155
Issued on reinvestment of distributions	1,360,116	583,377
Redeemed	(65,887,384)	(50,579,095)

Net increase (decrease) from capital share transactions	(24,923,745)	79,207,437

Net Increase (Decrease) in Net Assets	(33,569,412)	73,395,525

Net Assets:
Beginning of period	235,708,366	162,312,841

End of period	$202,138,954	$235,708,366

Undistributed (distributions in excess of) net investment income	$830,759	$1,511,551

The accompanying notes are an integral part of these financial statements.

94

International/Global Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford International Opportunities Fund		The Hartford International Small Company Fund		The Hartford International Value Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$9,981,567	$17,811,588	$628,140	$1,742,713	$6,408,353	$11,476,444
(63,012,503)	23,287,303	(1,552,642)	2,730,680	(16,552,449)	19,934,477
3,649,409	(19,624,297)	(10,398,337)	17,862,952	11,852,186	(43,153,184)

(49,381,527)	21,474,594	(11,322,839)	22,336,345	1,708,090	(11,742,263)

(3,966,730)	(5,100,628)	(282,266)	(1,191,693)	(4,579,719)	(612,185)
—	(8,189)	—	(11,993)	—	—
(104,103)	(319,183)	—	(174,013)	(146,297)	(78,837)
(1,577,287)	(1,385,495)	(615,241)	(591,151)	(10,502,819)	(3,864,949)
(236,842)	(381,545)	(16,088)	(161,595)	—	(2,421)
(899,125)	(1,235,881)	(32,984)	(138,637)	(17,385)	(6,946)
(1,014,293)	(1,202,064)	(3,714)	(7,459)	(4,773)	(7,803)
(36,406)	(151)	—	—	—	—
(9,145,270)	(8,623,569)	(2,114,135)	(2,946,175)	(2,895,037)	(591,692)

(16,980,056)	(18,256,705)	(3,064,428)	(5,222,716)	(18,146,030)	(5,164,833)

(8,548,255)	(51,155,959)	(382,558)	(11,920,708)	(6,461,697)	—
(74,101)	(782,407)	(5,354)	(450,497)	—	—
(1,065,051)	(6,707,324)	(85,586)	(2,942,683)	(820,775)	—
(1,618,648)	(10,765,665)	(405,127)	(5,928,215)	(12,644,501)	—
(763,671)	(4,598,752)	(52,074)	(1,676,765)	(23,617)	—
(1,874,826)	(11,507,792)	(37,388)	(1,218,466)	(44,140)	—
(1,505,602)	(9,223,287)	(2,464)	(59,127)	(21,488)	—
(45,921)	(1,071)	—	—	—	—
(10,030,945)	(61,038,744)	(940,687)	(21,898,434)	(3,227,720)	—

(25,527,020)	(155,781,001)	(1,911,238)	(46,094,895)	(23,243,938)	—

(42,507,076)	(174,037,706)	(4,975,666)	(51,317,611)	(41,389,968)	(5,164,833)

563,939,580	471,039,533	179,591,141	153,628,979	420,518,227	1,032,154,970
41,426,657	170,180,982	4,784,376	48,589,507	32,776,888	3,774,301
(151,169,037)	(294,420,477)	(43,776,998)	(79,806,537)	(418,394,910)	(467,263,968)

454,197,200	346,800,038	140,598,519	122,411,949	34,900,205	568,665,303

362,308,597	194,236,926	124,300,014	93,430,683	(4,781,673)	551,758,207

1,633,726,325	1,439,489,399	352,737,363	259,306,680	1,287,191,929	735,433,722

$1,996,034,922	$1,633,726,325	$477,037,377	$352,737,363	$1,282,410,256	$1,287,191,929

$9,697,994	$16,696,483	$(2,694,714)	$(258,426)	$932,962	$12,670,639

The accompanying notes are an integral part of these financial statements.

95

International/Global Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Emerging Markets Equity Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$7.30	$0.01	$(0.20)	$(0.19)	$(0.13)	$(0.10)	$(0.23)	$6.88	(2.40	)%(4)	$8,855	1.97	%(5)(6)	1.76	%(5)(6)(7)	0.33	%(5)	55%
C	7.15	(0.01)	(0.20)	(0.21)	(0.08)	(0.10)	(0.18)	6.76	(2.80	)(4)	2,263	2.63	(5)(6)	2.51	(5)(6)(7)	(0.43	)(5)	55
I	7.30	0.02	(0.19)	(0.17)	(0.17)	(0.10)	(0.27)	6.86	(2.18	)(4)	2,557	1.44	(5)(6)	1.35	(5)(6)(7)	0.70	(5)	55
R3	7.24	(0.01)	(0.19)	(0.20)	(0.12)	(0.10)	(0.22)	6.82	(2.56	)(4)	141	2.10	(5)(6)	1.96	(5)(6)(7)	(0.23	)(5)	55
R4	7.28	—	(0.20)	(0.20)	(0.15)	(0.10)	(0.25)	6.83	(2.67	)(4)	35	1.80	(5)(6)	1.66	(5)(6)(7)	0.03	(5)	55
R5	7.30	0.01	(0.26)	(0.25)	(0.17)	(0.10)	(0.27)	6.78	(3.33	)(4)	11	1.50	(5)(6)	1.36	(5)(6)(7)	0.32	(5)	55
Y	7.29	0.02	(0.19)	(0.17)	(0.17)	(0.10)	(0.27)	6.85	(2.12	)(4)	64,848	1.40	(5)(6)	1.31	(5)(6)(7)	0.63	(5)	55

For the Year Ended October 31, 2015
A	$9.09	$0.08	$(1.19)	$(1.11)	$(0.05)	$(0.63)	$(0.68)	$7.30	(12.64)%		$8,161	1.79%		1.75%		0.94%		151%
C	8.92	0.01	(1.15)	(1.14)	—	(0.63)	(0.63)	7.15	(13.20)		2,211	2.50		2.50		0.14		151
I	9.09	0.11	(1.19)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.27)		2,705	1.34		1.34		1.35		151
R3	9.02	0.05	(1.17)	(1.12)	(0.03)	(0.63)	(0.66)	7.24	(12.84)		1,749	2.02		1.95		0.68		151
R4	9.06	0.08	(1.18)	(1.10)	(0.05)	(0.63)	(0.68)	7.28	(12.50)		1,640	1.71		1.65		0.99		151
R5	9.09	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.30	(12.30)		1,638	1.41		1.35		1.29		151
Y	9.08	0.10	(1.18)	(1.08)	(0.08)	(0.63)	(0.71)	7.29	(12.27)		163,053	1.32		1.30		1.31		151

For the Year Ended October 31, 2014
A	$9.16	$0.06	$—	$0.06	$(0.05)	$(0.08)	$(0.13)	$9.09	0.70%		$11,009	1.86%		1.72%		0.64%		106%
C	9.01	(0.01)	—	(0.01)	—	(0.08)	(0.08)	8.92	(0.06)		2,617	2.50		2.42		(0.12)		106
I	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.14		3,045	1.37		1.29		1.08		106
R3	9.09	0.04	(0.01)	0.03	(0.02)	(0.08)	(0.10)	9.02	0.42		1,927	2.05		1.92		0.45		106
R4	9.13	0.07	(0.01)	0.06	(0.05)	(0.08)	(0.13)	9.06	0.71		1,850	1.75		1.62		0.76		106
R5	9.15	0.10	—	0.10	(0.08)	(0.08)	(0.16)	9.09	1.11		1,868	1.45		1.32		1.06		106
Y	9.15	0.10	(0.01)	0.09	(0.08)	(0.08)	(0.16)	9.08	1.05		180,595	1.34		1.26		1.08		106

For the Year Ended October 31, 2013
A	$8.43	$0.06	$0.67	$0.73	$—	$—	$—	$9.16	8.69%		$8,141	1.83%		1.65%		0.68%		112%
C	8.34	0.01	0.66	0.67	—	—	—	9.01	8.03		2,712	2.43		2.29		0.06		112
I	8.45	0.10	0.67	0.77	(0.07)	—	(0.07)	9.15	9.14		2,290	1.35		1.21		1.11		112
R3	8.39	0.04	0.68	0.72	(0.02)	—	(0.02)	9.09	8.59		1,918	2.04		1.85		0.47		112
R4	8.43	0.07	0.67	0.74	(0.04)	—	(0.04)	9.13	8.84		1,835	1.74		1.55		0.76		112
R5	8.45	0.09	0.68	0.77	(0.07)	—	(0.07)	9.15	9.13		1,848	1.44		1.25		1.06		112
Y	8.46	0.11	0.67	0.78	(0.09)	—	(0.09)	9.15	9.28		236,487	1.34		1.20		1.25		112

For the Year Ended October 31, 2012
A	$8.22	$0.09	$0.12	$0.21	$—	$—	$—	$8.43	2.59%		$8,104	2.05%		1.58%		1.09%		128%
C	8.20	0.02	0.12	0.14	—	—	—	8.34	1.71		2,102	2.78		2.31		0.30		128
I	8.23	0.11	0.13	0.24	(0.02)	—	(0.02)	8.45	2.88		1,975	1.73		1.26		1.37		128
R3	8.21	0.06	0.12	0.18	—	—	—	8.39	2.19		1,747	2.42		1.85		0.75		128
R4	8.22	0.09	0.12	0.21	—	—	—	8.43	2.55		1,686	2.12		1.55		1.05		128
R5	8.23	0.11	0.12	0.23	(0.01)	—	(0.01)	8.45	2.85		1,693	1.82		1.25		1.35		128
Y	8.23	0.16	0.09	0.25	(0.02)	—	(0.02)	8.46	3.01		170,292	1.38		0.91		1.97		128

The accompanying notes are an integral part of these financial statements.

96

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Emerging Markets Equity Fund (continued)
For the Year Ended October 31, 2011(8)
A(9)	$10.00	$(0.01)	$(1.77)	$(1.78)	$—	$—	$—	$8.22	(17.80	)%(4)	$5,931	1.97	%(5)	1.48	%(5)	(0.19	)%(5)	39	%(4)
C(9)	10.00	(0.03)	(1.77)	(1.80)	—	—	—	8.20	(18.00	)(4)	1,909	2.71	(5)	2.22	(5)	(0.93	)(5)	39	(4)
I(9)	10.00	—	(1.77)	(1.77)	—	—	—	8.23	(17.70	)(4)	1,708	1.69	(5)	1.20	(5)	0.06	(5)	39	(4)
R3(9)	10.00	(0.02)	(1.77)	(1.79)	—	—	—	8.21	(17.90	)(4)	1,642	2.38	(5)	1.85	(5)	(0.59	)(5)	39	(4)
R4(9)	10.00	(0.01)	(1.77)	(1.78)	—	—	—	8.22	(17.80	)(4)	1,644	2.08	(5)	1.55	(5)	(0.29	)(5)	39	(4)
R5(9)	10.00	—	(1.77)	(1.77)	—	—	—	8.23	(17.70	)(4)	1,646	1.78	(5)	1.25	(5)	—	(5)	39	(4)
Y(9)	10.00	—	(1.77)	(1.77)	—	—	—	8.23	(17.70	)(4)	7,409	1.69	(5)	1.20	(5)	0.05	(5)	39	(4)

Hartford Environmental Opportunities Fund
For the Period Ended April 30, 2016 (Unaudited)
A(10)	$10.00	$0.02	$0.95	$0.97	$—	$—	$—	$10.97	9.70	%(4)	$1,109	1.68	%(5)(6)	1.30	%(5)(6)	1.08	%(5)	9%
C(10)	10.00	0.01	0.94	0.95	—	—	—	10.95	9.50	(4)	1,095	2.43	(5)(6)	2.05	(5)(6)	0.33	(5)	9
I(10)	10.00	0.02	0.95	0.97	—	—	—	10.97	9.70	(4)	20,084	1.32	(5)(6)	1.01	(5)(6)	1.37	(5)	9
R3(10)	10.00	0.01	0.95	0.96	—	—	—	10.96	9.60	(4)	1,096	1.94	(5)(6)	1.60	(5)(6)	0.78	(5)	9
R4(10)	10.00	0.02	0.95	0.97	—	—	—	10.97	9.70	(4)	1,097	1.63	(5)(6)	1.30	(5)(6)	1.08	(5)	9
R5(10)	10.00	0.02	0.95	0.97	—	—	—	10.97	9.70	(4)	1,097	1.31	(5)(6)	1.00	(5)(6)	1.38	(5)	9
R6(10)	10.00	0.03	0.94	0.97	—	—	—	10.97	9.70	(4)	1,097	1.22	(5)(6)	0.90	(5)(6)	1.48	(5)	9
Y(10)	10.00	0.03	0.94	0.97	—	—	—	10.97	9.70	(4)	1,097	1.21	(5)(6)	0.90	(5)(6)	1.48	(5)	9

Hartford Global Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$16.88	$0.05	$(0.57)	$(0.52)	$(0.16)	$(0.89)	$(1.05)	$15.31	(3.07	)%(4)	$680,597	1.31	%(5)(6)	1.26	%(5)(6)(11)	0.64	%(5)	50%
B	15.37	(0.02)	(0.51)	(0.53)	—	(0.89)	(0.89)	13.95	(3.43	)(4)	10,150	2.29	(5)(6)	2.01	(5)(6)(11)	(0.22	)(5)	50
C	15.50	(0.01)	(0.52)	(0.53)	(0.06)	(0.89)	(0.95)	14.02	(3.44	)(4)	236,900	2.00	(5)(6)	2.00	(5)(6)(11)	(0.11	)(5)	50
I	17.38	0.07	(0.59)	(0.52)	(0.21)	(0.89)	(1.10)	15.76	(2.91	)(4)	97,906	0.97	(5)(6)	0.97	(5)(6)(11)	0.91	(5)	50
R3	16.63	0.04	(0.56)	(0.52)	(0.15)	(0.89)	(1.04)	15.07	(3.15	)(4)	28,978	1.57	(5)(6)	1.36	(5)(6)(11)	0.54	(5)	50
R4	17.13	0.07	(0.58)	(0.51)	(0.20)	(0.89)	(1.09)	15.53	(2.97	)(4)	16,531	1.27	(5)(6)	1.06	(5)(6)(11)	0.87	(5)	50
R5	17.46	0.08	(0.59)	(0.51)	(0.21)	(0.89)	(1.10)	15.85	(2.95	)(4)	688	0.99	(5)(6)	0.96	(5)(6)(11)	1.01	(5)	50
Y	17.65	0.05	(0.59)	(0.54)	(0.22)	(0.89)	(1.11)	16.00	(3.05	)(4)	7,441	0.86	(5)(6)	0.86	(5)(6)(11)	0.60	(5)	50

For the Year Ended October 31, 2015
A	$20.10	$0.10	$(0.09)	$0.01	$(0.06)	$(3.17)	$(3.23)	$16.88	0.45%		$706,024	1.26%		1.25%		0.55%		93%
B	18.65	(0.04)	(0.07)	(0.11)	—	(3.17)	(3.17)	15.37	(0.27)		21,276	2.13		2.00		(0.22)		93
C	18.78	(0.03)	(0.08)	(0.11)	—	(3.17)	(3.17)	15.50	(0.26)		262,263	1.96		1.96		(0.16)		93
I	20.59	0.16	(0.09)	0.07	(0.11)	(3.17)	(3.28)	17.38	0.79		113,759	0.93		0.93		0.86		93
R3	19.85	0.08	(0.09)	(0.01)	(0.04)	(3.17)	(3.21)	16.63	0.35		31,389	1.54		1.35		0.45		93
R4	20.35	0.13	(0.09)	0.04	(0.09)	(3.17)	(3.26)	17.13	0.62		14,478	1.24		1.05		0.75		93
R5	20.68	0.12	(0.06)	0.06	(0.11)	(3.17)	(3.28)	17.46	0.72		553	0.95		0.95		0.65		93
Y	20.86	0.18	(0.09)	0.09	(0.13)	(3.17)	(3.30)	17.65	0.87		194,050	0.83		0.83		0.97		93

For the Year Ended October 31, 2014
A	$18.87	$0.13	$1.60	$1.73	$—	$(0.50)	$(0.50)	$20.10	9.39%		$732,928	1.28%		1.25%		0.67%		144	%(12)
B	17.67	(0.02)	1.50	1.48	—	(0.50)	(0.50)	18.65	8.59		46,336	2.11		2.00		(0.08)		144	(12)
C	17.78	(0.01)	1.51	1.50	—	(0.50)	(0.50)	18.78	8.65		282,703	1.98		1.95		(0.03)		144	(12)
I	19.26	0.20	1.63	1.83	—	(0.50)	(0.50)	20.59	9.72		117,640	0.95		0.92		0.98		144	(12)
R3	18.66	0.11	1.58	1.69	—	(0.50)	(0.50)	19.85	9.27		31,735	1.57		1.35		0.57		144	(12)
R4	19.06	0.18	1.61	1.79	—	(0.50)	(0.50)	20.35	9.61		10,055	1.26		1.05		0.88		144	(12)
R5	19.34	0.20	1.64	1.84	—	(0.50)	(0.50)	20.68	9.73		1,549	0.97		0.94		0.98		144	(12)
Y	19.50	0.12	1.76	1.88	(0.02)	(0.50)	(0.52)	20.86	9.83		209,340	0.86		0.83		0.58		144	(12)

The accompanying notes are an integral part of these financial statements.

97

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Capital Appreciation Fund (continued)
For the Year Ended October 31, 2013
A	$13.93	$0.07	$4.93	$5.00	$(0.06)	$—	$(0.06)	$18.87	35.97%		$503,765	1.36%		1.25%		0.42%		128%
B	13.10	(0.05)	4.62	4.57	—	—	—	17.67	34.89		56,743	2.20		2.00		(0.32)		128
C	13.18	(0.05)	4.65	4.60	—	—	—	17.78	34.90		258,520	2.07		2.00		(0.33)		128
I	14.22	0.11	5.02	5.13	(0.09)	—	(0.09)	19.26	36.29		117,325	1.04		1.00		0.66		128
R3	13.79	0.05	4.87	4.92	(0.05)	—	(0.05)	18.66	35.75		30,704	1.64		1.35		0.31		128
R4	14.07	0.11	4.96	5.07	(0.08)	—	(0.08)	19.06	36.18		10,603	1.33		1.05		0.63		128
R5	14.28	0.12	5.04	5.16	(0.10)	—	(0.10)	19.34	36.36		1,242	1.05		0.95		0.74		128
Y	14.40	0.13	5.08	5.21	(0.11)	—	(0.11)	19.50	36.40		12,947	0.93		0.90		0.76		128

For the Year Ended October 31, 2012(8)
A	$12.80	$0.03	$1.10	$1.13	$—	$—	$—	$13.93	8.83%		$411,923	1.41%		1.32%		0.23%		135%
B	12.14	(0.08)	1.04	0.96	—	—	—	13.10	7.91		51,815	2.26		2.10		(0.55)		135
C	12.21	(0.07)	1.04	0.97	—	—	—	13.18	7.94		222,460	2.12		2.06		(0.51)		135
I	13.04	0.08	1.10	1.18	—	—	—	14.22	9.05		87,227	1.10		1.05		0.49		135
R3	12.69	0.01	1.09	1.10	—	—	—	13.79	8.67		24,232	1.69		1.45		0.11		135
R4	12.91	0.06	1.10	1.16	—	—	—	14.07	8.99		10,362	1.37		1.18		0.37		135
R5	13.09	0.08	1.11	1.19	—	—	—	14.28	9.09		1,276	1.09		1.00		0.57		135
Y	13.18	0.19	1.03	1.22	—	—	—	14.40	9.26		12,189	0.97		0.95		0.63		135

For the Year Ended October 31, 2011(8)
A	$12.94	$(0.03)	$(0.11)	$(0.14)	$—	$—	$—	$12.80	(1.08)%		$467,407	1.41%		1.41%		(0.19)%		140%
B	12.37	(0.14)	(0.09)	(0.23)	—	—	—	12.14	(1.86)		61,934	2.25		2.25		(1.03)		140
C	12.42	(0.12)	(0.09)	(0.21)	—	—	—	12.21	(1.69)		266,634	2.13		2.13		(0.91)		140
I	13.13	0.02	(0.11)	(0.09)	—	—	—	13.04	(0.69)		112,597	1.11		1.11		0.12		140
R3	12.86	(0.06)	(0.11)	(0.17)	—	—	—	12.69	(1.32)		20,237	1.72		1.70		(0.48)		140
R4	13.04	(0.02)	(0.11)	(0.13)	—	—	—	12.91	(1.00)		12,333	1.40		1.40		(0.17)		140
R5	13.18	0.02	(0.11)	(0.09)	—	—	—	13.09	(0.68)		1,255	1.11		1.10		0.13		140
Y	13.25	0.03	(0.10)	(0.07)	—	—	—	13.18	(0.53)		33,723	0.99		0.99		0.23		140

Hartford Global Equity Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.94	$0.12	$(0.28)	$(0.16)	$(0.14)	$—	$(0.14)	$10.64	(1.42	)%(4)	$111,059	1.38	%(5)(6)	1.26	%(5)(6)(13)	2.29	%(5)	14%
B	10.72	0.07	(0.26)	(0.19)	(0.10)	—	(0.10)	10.43	(1.79	)(4)	687	2.50	(5)(6)	2.01	(5)(6)(13)	1.34	(5)	14
C	10.68	0.08	(0.26)	(0.18)	(0.11)	—	(0.11)	10.39	(1.71	)(4)	13,166	2.13	(5)(6)	2.01	(5)(6)(13)	1.50	(5)	14
I	10.95	0.13	(0.26)	(0.13)	(0.16)	—	(0.16)	10.66	(1.22	)(4)	3,854	1.02	(5)(6)	0.92	(5)(6)(13)	2.60	(5)	14
R3	10.91	0.09	(0.26)	(0.17)	(0.11)	—	(0.11)	10.63	(1.52	)(4)	167	1.66	(5)(6)	1.46	(5)(6)(13)	1.70	(5)	14
R4	10.95	0.10	(0.25)	(0.15)	(0.12)	—	(0.12)	10.68	(1.37	)(4)	141	1.37	(5)(6)	1.16	(5)(6)(13)	1.88	(5)	14
R5	10.97	0.12	(0.25)	(0.13)	(0.17)	—	(0.17)	10.67	(1.21	)(4)	187	1.02	(5)(6)	0.86	(5)(6)(13)	2.36	(5)	14
Y	10.95	0.10	(0.25)	(0.15)	(0.22)	—	(0.22)	10.58	(1.32	)(4)	4,643	0.91	(5)(6)	0.81	(5)(6)(13)	1.83	(5)	14

For the Year Ended October 31, 2015
A	$11.72	$0.22	$(0.27)	$(0.05)	$(0.22)	$(0.51)	$(0.73)	$10.94	(0.37)%		$107,066	1.33%		1.25%		2.00%		19%
B	11.49	0.14	(0.27)	(0.13)	(0.13)	(0.51)	(0.64)	10.72	(1.13)		1,223	2.33		2.00		1.22		19
C	11.47	0.14	(0.28)	(0.14)	(0.14)	(0.51)	(0.65)	10.68	(1.20)		13,097	2.08		2.00		1.23		19
I	11.74	0.25	(0.28)	(0.03)	(0.25)	(0.51)	(0.76)	10.95	(0.15)		3,442	1.00		0.97		2.25		19
R3	11.69	0.20	(0.27)	(0.07)	(0.20)	(0.51)	(0.71)	10.91	(0.59)		454	1.57		1.45		1.76		19
R4	11.73	0.24	(0.28)	(0.04)	(0.23)	(0.51)	(0.74)	10.95	(0.28)		516	1.26		1.15		2.11		19
R5	11.75	0.26	(0.27)	(0.01)	(0.26)	(0.51)	(0.77)	10.97	0.02		582	0.95		0.85		2.33		19
Y	11.74	0.27	(0.28)	(0.01)	(0.27)	(0.51)	(0.78)	10.95	(0.02)		175,153	0.84		0.80		2.43		19

The accompanying notes are an integral part of these financial statements.

98

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Equity Income Fund (continued)
For the Year Ended October 31, 2014
A	$11.96	$0.13	$0.71	$0.84	$(0.08)	$(1.00)	$(1.08)	$11.72	7.66%		$75,862	1.57%		1.36%		1.08%		90%
B	11.75	0.03	0.71	0.74	—	(1.00)	(1.00)	11.49	6.90		2,208	2.52		2.12		0.26		90
C	11.73	0.04	0.70	0.74	—	(1.00)	(1.00)	11.47	6.91		10,356	2.31		2.11		0.32		90
I	12.00	0.16	0.70	0.86	(0.12)	(1.00)	(1.12)	11.74	7.89		1,377	1.17		1.10		1.35		90
R3	11.92	0.10	0.70	0.80	(0.03)	(1.00)	(1.03)	11.69	7.41		465	1.77		1.57		0.81		90
R4	11.97	0.14	0.71	0.85	(0.09)	(1.00)	(1.09)	11.73	7.80		508	1.45		1.26		1.19		90
R5	12.01	0.18	0.71	0.89	(0.15)	(1.00)	(1.15)	11.75	8.12		659	1.13		0.95		1.53		90
Y	12.00	0.18	0.72	0.90	(0.16)	(1.00)	(1.16)	11.74	8.22		192,326	0.87		0.80		1.54		90

For the Year Ended October 31, 2013
A	$9.50	$0.07	$2.57	$2.64	$(0.18)	$—	$(0.18)	$11.96	28.25%		$59,361	1.73%		1.45%		0.65%		100%
B	9.32	(0.01)	2.53	2.52	(0.09)	—	(0.09)	11.75	27.22		3,057	2.66		2.20		(0.07)		100
C	9.32	(0.01)	2.53	2.52	(0.11)	—	(0.11)	11.73	27.27		10,041	2.43		2.20		(0.09)		100
I	9.54	0.09	2.58	2.67	(0.21)	—	(0.21)	12.00	28.50		1,052	1.38		1.20		0.88		100
R3	9.47	0.05	2.57	2.62	(0.17)	—	(0.17)	11.92	28.03		517	1.85		1.65		0.43		100
R4	9.52	0.08	2.56	2.64	(0.19)	—	(0.19)	11.97	28.24		436	1.54		1.35		0.75		100
R5	9.54	0.11	2.58	2.69	(0.22)	—	(0.22)	12.01	28.75		416	1.23		1.05		1.05		100
Y	9.53	0.10	2.60	2.70	(0.23)	—	(0.23)	12.00	28.84		3,975	1.14		1.00		1.02		100

For the Year Ended October 31, 2012
A	$9.30	$0.07	$0.71	$0.78	$(0.02)	$(0.56)	$(0.58)	$9.50	9.52%		$46,551	1.78%		1.45%		0.82%		107%
B	9.17	—	0.71	0.71	—	(0.56)	(0.56)	9.32	8.78		3,542	2.69		2.20		0.05		107
C	9.17	0.01	0.70	0.71	—	(0.56)	(0.56)	9.32	8.78		8,994	2.47		2.20		0.06		107
I	9.33	0.09	0.73	0.82	(0.05)	(0.56)	(0.61)	9.54	9.91		708	1.35		1.20		1.03		107
R3	9.26	0.06	0.71	0.77	—	(0.56)	(0.56)	9.47	9.38		371	1.86		1.65		0.63		107
R4	9.31	0.08	0.72	0.80	(0.03)	(0.56)	(0.59)	9.52	9.72		334	1.55		1.35		0.91		107
R5	9.33	0.11	0.72	0.83	(0.06)	(0.56)	(0.62)	9.54	10.04		322	1.24		1.05		1.21		107
Y	9.32	0.13	0.70	0.83	(0.06)	(0.56)	(0.62)	9.53	10.12		22,849	1.10		1.00		1.48		107

For the Year Ended October 31, 2011
A	$9.56	$0.06	$(0.27)	$(0.21)	$(0.05)	$—	$(0.05)	$9.30	(2.22)%		$44,414	1.74%		1.45%		0.58%		102%
B	9.45	(0.02)	(0.26)	(0.28)	—	—	—	9.17	(2.96)		5,101	2.59		2.20		(0.17)		102
C	9.45	(0.02)	(0.26)	(0.28)	—	—	—	9.17	(2.96)		10,009	2.41		2.20		(0.17)		102
I	9.60	0.10	(0.28)	(0.18)	(0.09)	—	(0.09)	9.33	(1.93)		526	1.21		1.10		1.05		102
R3	9.53	0.04	(0.27)	(0.23)	(0.04)	—	(0.04)	9.26	(2.42)		294	1.81		1.65		0.38		102
R4	9.57	0.07	(0.27)	(0.20)	(0.06)	—	(0.06)	9.31	(2.09)		299	1.51		1.35		0.68		102
R5	9.59	0.10	(0.27)	(0.17)	(0.09)	—	(0.09)	9.33	(1.81)		292	1.20		1.05		0.98		102
Y	9.58	0.10	(0.26)	(0.16)	(0.10)	—	(0.10)	9.32	(1.77)		67,387	1.10		1.00		1.00		102

Hartford International Equity Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.40	$0.05	$(0.14)	$(0.09)	$(0.10)	$(0.13)	$(0.23)	$9.08	(0.87	)%(4)	$11,089	1.86	%(5)(6)	1.20	%(5)(6)(14)	1.21	%(5)	48%
B	9.35	—	(0.13)	(0.13)	(0.03)	(0.13)	(0.16)	9.06	(1.35	)(4)	149	2.55	(5)(6)	1.95	(5)(6)(14)	(0.09	)(5)	48
C	9.29	0.02	(0.14)	(0.12)	(0.04)	(0.13)	(0.17)	9.00	(1.28	)(4)	2,677	2.61	(5)(6)	1.95	(5)(6)(14)	0.53	(5)	48
I	9.47	0.07	(0.15)	(0.08)	(0.13)	(0.13)	(0.26)	9.13	(0.82	)(4)	4,190	1.50	(5)(6)	0.90	(5)(6)(14)	1.53	(5)	48
R3	9.41	0.02	(0.13)	(0.11)	(0.09)	(0.13)	(0.22)	9.08	(1.14	)(4)	213	2.11	(5)(6)	1.50	(5)(6)(14)	0.35	(5)	48
R4	9.44	0.03	(0.13)	(0.10)	(0.11)	(0.13)	(0.24)	9.10	(1.03	)(4)	149	1.80	(5)(6)	1.20	(5)(6)(14)	0.59	(5)	48
R5	9.47	0.03	(0.19)	(0.16)	(0.14)	(0.13)	(0.27)	9.04	(1.69	)(4)	11	1.48	(5)(6)	0.90	(5)(6)(14)	0.76	(5)	48
Y	9.47	0.07	(0.13)	(0.06)	(0.15)	(0.13)	(0.28)	9.13	(0.64	)(4)	10,466	1.38	(5)(6)	0.80	(5)(6)(14)	1.69	(5)	48

The accompanying notes are an integral part of these financial statements.

99

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund (continued)
For the Year Ended October 31, 2015
A	$9.92	$0.07	$(0.26)	$(0.19)	$(0.08)	$(0.25)	$(0.33)	$9.40	(1.76)%	$12,648	1.84%	1.39%	0.77%	125%
B	9.84	—	(0.24)	(0.24)	—	(0.25)	(0.25)	9.35	(2.34)	821	2.49	2.13	0.02	125
C	9.80	0.01	(0.25)	(0.24)	(0.02)	(0.25)	(0.27)	9.29	(2.39)	2,859	2.57	2.14	0.08	125
I	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)	4,554	1.45	1.07	1.13	125
R3	9.91	0.05	(0.24)	(0.19)	(0.06)	(0.25)	(0.31)	9.41	(1.84)	1,226	2.09	1.62	0.55	125
R4	9.95	0.08	(0.25)	(0.17)	(0.09)	(0.25)	(0.34)	9.44	(1.62)	1,149	1.78	1.32	0.85	125
R5	9.98	0.11	(0.25)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.30)	1,057	1.47	1.02	1.15	125
Y	9.98	0.12	(0.26)	(0.14)	(0.12)	(0.25)	(0.37)	9.47	(1.25)	10,625	1.37	0.96	1.21	125

For the Year Ended October 31, 2014
A	$9.91	$0.06	$0.03	$0.09	$(0.08)	$—	$(0.08)	$9.92	0.89%	$10,810	1.84%	1.44%	0.57%	69%
B	9.84	(0.02)	0.03	0.01	(0.01)	—	(0.01)	9.84	0.10	908	2.53	2.13	(0.18)	69
C	9.81	(0.03)	0.04	0.01	(0.02)	—	(0.02)	9.80	0.06	1,910	2.59	2.19	(0.26)	69
I	9.97	0.10	0.02	0.12	(0.11)	—	(0.11)	9.98	1.19	1,835	1.44	1.04	1.03	69
R3	9.91	0.05	0.01	0.06	(0.06)	—	(0.06)	9.91	0.54	1,258	2.12	1.65	0.44	69
R4	9.94	0.08	0.01	0.09	(0.08)	—	(0.08)	9.95	0.90	1,151	1.81	1.35	0.74	69
R5	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.18	1,071	1.50	1.05	1.04	69
Y	9.97	0.11	0.01	0.12	(0.11)	—	(0.11)	9.98	1.22	10,756	1.40	1.00	1.09	69

For the Year Ended October 31, 2013
A	$8.31	$0.10	$1.66	$1.76	$(0.16)	$—	$(0.16)	$9.91	21.43%	$12,351	1.95%	1.41%	1.12%	106%
B	8.25	0.04	1.65	1.69	(0.10)	—	(0.10)	9.84	20.63	1,404	2.64	2.11	0.44	106
C	8.23	0.04	1.64	1.68	(0.10)	—	(0.10)	9.81	20.64	2,514	2.68	2.15	0.39	106
I	8.36	0.14	1.66	1.80	(0.19)	—	(0.19)	9.97	21.90	1,467	1.56	1.03	1.50	106
R3	8.31	0.08	1.66	1.74	(0.14)	—	(0.14)	9.91	21.22	1,225	2.25	1.65	0.91	106
R4	8.33	0.11	1.67	1.78	(0.17)	—	(0.17)	9.94	21.62	1,122	1.94	1.35	1.21	106
R5	8.35	0.14	1.67	1.81	(0.19)	—	(0.19)	9.97	22.02	1,059	1.63	1.05	1.50	106
Y	8.36	0.14	1.66	1.80	(0.19)	—	(0.19)	9.97	21.93	10,623	1.53	1.00	1.55	106

For the Year Ended October 31, 2012
A	$7.98	$0.10	$0.29	$0.39	$(0.06)	$—	$(0.06)	$8.31	4.94%	$8,397	2.11%	1.44%	1.26%	85%
B	7.92	0.04	0.29	0.33	—	—	—	8.25	4.17	1,111	2.80	2.13	0.57	85
C	7.90	0.04	0.29	0.33	—	—	—	8.23	4.18	1,753	2.83	2.16	0.53	85
I	8.03	0.13	0.29	0.42	(0.09)	—	(0.09)	8.36	5.39	1,119	1.69	1.02	1.67	85
R3	7.98	0.08	0.29	0.37	(0.04)	—	(0.04)	8.31	4.68	963	2.39	1.65	1.05	85
R4	8.00	0.11	0.28	0.39	(0.06)	—	(0.06)	8.33	5.02	924	2.08	1.35	1.34	85
R5	8.03	0.13	0.28	0.41	(0.09)	—	(0.09)	8.35	5.23	868	1.77	1.05	1.64	85
Y	8.03	0.14	0.28	0.42	(0.09)	—	(0.09)	8.36	5.42	8,708	1.67	1.00	1.69	85

For the Year Ended October 31, 2011
A	$8.46	$0.07	$(0.48)	$(0.41)	$(0.07)	$—	$(0.07)	$7.98	(4.87)%	$8,137	2.01%	1.41%	0.84%	89%
B	8.39	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)	7.92	(5.47)	1,141	2.72	2.12	0.14	89
C	8.39	0.01	(0.48)	(0.47)	(0.02)	—	(0.02)	7.90	(5.67)	1,513	2.75	2.15	0.13	89
I	8.50	0.11	(0.48)	(0.37)	(0.10)	—	(0.10)	8.03	(4.43)	941	1.61	1.01	1.26	89
R3	8.46	0.05	(0.48)	(0.43)	(0.05)	—	(0.05)	7.98	(5.10)	890	2.31	1.65	0.60	89
R4	8.48	0.08	(0.49)	(0.41)	(0.07)	—	(0.07)	8.00	(4.87)	859	2.01	1.35	0.91	89
R5	8.49	0.10	(0.47)	(0.37)	(0.09)	—	(0.09)	8.03	(4.40)	824	1.70	1.05	1.21	89
Y	8.50	0.11	(0.48)	(0.37)	(0.10)	—	(0.10)	8.03	(4.44)	8,264	1.60	1.00	1.26	89

The accompanying notes are an integral part of these financial statements.

100

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Growth Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$12.38	$0.05	$(0.42)	$(0.37)	$(0.08)	$—	$(0.08)	$11.93	(2.92	)%(4)	$111,910	1.54	%(5)(6)	1.31	%(5)(6)(15)	0.80	%(5)	43%
B	11.41	(0.01)	(0.37)	(0.38)	—	—	—	11.03	(3.33	)(4)	1,417	2.79	(5)(6)	2.06	(5)(6)(15)	(0.12	)(5)	43
C	11.40	—	(0.38)	(0.38)	(0.01)	—	(0.01)	11.01	(3.33	)(4)	16,625	2.24	(5)(6)	2.06	(5)(6)(15)	0.04	(5)	43
I	12.30	0.07	(0.41)	(0.34)	(0.13)	—	(0.13)	11.83	(2.83	)(4)	36,482	1.13	(5)(6)	1.01	(5)(6)(15)	1.14	(5)	43
R3	12.50	0.03	(0.42)	(0.39)	(0.07)	—	(0.07)	12.04	(3.12	)(4)	1,176	1.76	(5)(6)	1.61	(5)(6)(15)	0.57	(5)	43
R4	12.72	0.06	(0.43)	(0.37)	(0.12)	—	(0.12)	12.23	(2.98	)(4)	9,946	1.40	(5)(6)	1.31	(5)(6)(15)	1.01	(5)	43
R5	12.82	0.07	(0.43)	(0.36)	(0.13)	—	(0.13)	12.33	(2.77	)(4)	6,503	1.10	(5)(6)	1.01	(5)(6)(15)	1.14	(5)	43
Y	12.86	0.05	(0.41)	(0.36)	(0.14)	—	(0.14)	12.36	(2.84	)(4)	18,079	0.99	(5)(6)	0.96	(5)(6)(15)	0.88	(5)	43

For the Year Ended October 31, 2015
A	$12.56	$0.08	$(0.24)	$(0.16)	$(0.02)	$—	$(0.02)	$12.38	(1.31)%		$119,554	1.51%		1.43%		0.65%		121%
B	11.65	(0.03)	(0.21)	(0.24)	—	—	—	11.41	(2.06)		2,379	2.63		2.20		(0.24)		121
C	11.63	—	(0.23)	(0.23)	—	—	—	11.40	(1.98)		18,454	2.22		2.14		(0.04)		121
I	12.51	0.16	(0.28)	(0.12)	(0.09)	—	(0.09)	12.30	(0.98)		42,404	1.09		1.03		1.27		121
R3	12.68	0.08	(0.26)	(0.18)	—	—	—	12.50	(1.42)		1,152	1.75		1.60		0.59		121
R4	12.92	0.11	(0.25)	(0.14)	(0.06)	—	(0.06)	12.72	(1.09)		6,280	1.39		1.30		0.84		121
R5	13.01	0.18	(0.28)	(0.10)	(0.09)	—	(0.09)	12.82	(0.83)		5,915	1.08		1.00		1.33		121
Y	13.06	0.14	(0.25)	(0.11)	(0.09)	—	(0.09)	12.86	(0.79)		39,569	0.97		0.95		1.09		121

For the Year Ended October 31, 2014
A	$12.10	$0.07	$0.48	$0.55	$(0.09)	$—	$(0.09)	$12.56	4.52%		$97,732	1.58%		1.50%		0.55%		84%
B	11.23	(0.03)	0.45	0.42	—	—	—	11.65	3.74		4,384	2.64		2.25		(0.25)		84
C	11.22	(0.02)	0.43	0.41	—	—	—	11.63	3.65		12,978	2.30		2.24		(0.19)		84
I	12.04	0.12	0.47	0.59	(0.12)	—	(0.12)	12.51	4.94		6,748	1.18		1.12		0.92		84
R3	12.19	0.06	0.48	0.54	(0.05)	—	(0.05)	12.68	4.40		458	1.83		1.60		0.48		84
R4	12.45	0.10	0.48	0.58	(0.11)	—	(0.11)	12.92	4.68		1,293	1.44		1.30		0.77		84
R5	12.53	0.13	0.49	0.62	(0.14)	—	(0.14)	13.01	4.99		182	1.13		1.00		1.03		84
Y	12.57	0.11	0.53	0.64	(0.15)	—	(0.15)	13.06	5.10		38,538	1.01		0.95		0.87		84

For the Year Ended October 31, 2013
A	$9.75	$0.10	$2.34	$2.44	$(0.09)	$—	$(0.09)	$12.10	25.15%		$93,051	1.65%		1.50%		0.88%		99%
B	9.04	0.02	2.17	2.19	—	—	—	11.23	24.27		6,816	2.66		2.25		0.16		99
C	9.04	0.01	2.19	2.20	(0.02)	—	(0.02)	11.22	24.32		13,213	2.35		2.25		0.14		99
I	9.70	0.14	2.32	2.46	(0.12)	—	(0.12)	12.04	25.58		5,549	1.24		1.16		1.25		99
R3	9.82	0.09	2.36	2.45	(0.08)	—	(0.08)	12.19	25.03		485	1.83		1.60		0.81		99
R4	10.03	0.12	2.41	2.53	(0.11)	—	(0.11)	12.45	25.42		905	1.45		1.30		1.08		99
R5	10.09	0.16	2.42	2.58	(0.14)	—	(0.14)	12.53	25.83		152	1.15		1.00		1.37		99
Y	10.12	0.16	2.44	2.60	(0.15)	—	(0.15)	12.57	25.91		3,524	1.02		0.95		1.41		99

For the Year Ended October 31, 2012
A	$9.25	$0.07	$0.51	$0.58	$(0.08)	$—	$(0.08)	$9.75	6.33%		$83,324	1.68%		1.50%		0.72%		106%
B	8.57	—	0.47	0.47	—	—	—	9.04	5.48		8,974	2.67		2.25		(0.03)		106
C	8.57	—	0.47	0.47	—	—	—	9.04	5.50		12,465	2.39		2.25		(0.02)		106
I	9.21	0.10	0.50	0.60	(0.11)	—	(0.11)	9.70	6.63		5,585	1.28		1.21		1.08		106
R3	9.33	0.06	0.51	0.57	(0.08)	—	(0.08)	9.82	6.23		700	1.83		1.60		0.65		106
R4	9.45	0.09	0.53	0.62	(0.04)	—	(0.04)	10.03	6.61		718	1.46		1.30		0.98		106
R5	9.58	0.12	0.52	0.64	(0.13)	—	(0.13)	10.09	6.87		117	1.16		1.00		1.21		106
Y	9.61	0.12	0.53	0.65	(0.14)	—	(0.14)	10.12	6.93		2,834	1.02		0.95		1.29		106

The accompanying notes are an integral part of these financial statements.

101

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Growth Fund (continued)
For the Year Ended October 31, 2011
A	$9.61	$0.06	$(0.42)	$(0.36)	$—	$—	$—	$9.25	(3.75)%		$101,400	1.58%		1.50%		0.58%		88%
B	8.96	(0.02)	(0.37)	(0.39)	—	—	—	8.57	(4.35)		12,013	2.54		2.25		(0.17)		88
C	8.97	(0.02)	(0.38)	(0.40)	—	—	—	8.57	(4.46)		14,806	2.31		2.25		(0.17)		88
I	9.53	0.11	(0.43)	(0.32)	—	—	—	9.21	(3.36)		5,354	1.21		1.17		1.06		88
R3	9.70	0.05	(0.42)	(0.37)	—	—	—	9.33	(3.81)		777	1.79		1.60		0.47		88
R4	9.79	0.09	(0.43)	(0.34)	—	—	—	9.45	(3.47)		1,335	1.39		1.30		0.88		88
R5	9.90	0.12	(0.44)	(0.32)	—	—	—	9.58	(3.23)		139	1.09		1.00		1.14		88
Y	9.93	0.12	(0.44)	(0.32)	—	—	—	9.61	(3.22)		3,237	0.98		0.95		1.13		88

The Hartford International Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$15.11	$0.06	$(0.59)	$(0.53)	$(0.11)	$(0.23)	$(0.34)	$14.24	(3.50	)%(4)	$540,103	1.19	%(5)(6)	1.19	%(5)(6)	0.84	%(5)	46%
B	13.69	(0.01)	(0.53)	(0.54)	—	(0.23)	(0.23)	12.92	(3.90	)(4)	2,785	2.44	(5)(6)	2.03	(5)(6)	(0.20	)(5)	46
C	13.32	0.01	(0.53)	(0.52)	(0.02)	(0.23)	(0.25)	12.55	(3.84	)(4)	58,647	1.93	(5)(6)	1.93	(5)(6)	0.10	(5)	46
I	15.07	0.09	(0.60)	(0.51)	(0.16)	(0.23)	(0.39)	14.17	(3.36	)(4)	159,910	0.86	(5)(6)	0.86	(5)(6)	1.37	(5)	46
R3	15.33	0.04	(0.60)	(0.56)	(0.07)	(0.23)	(0.30)	14.47	(3.62	)(4)	51,290	1.44	(5)(6)	1.44	(5)(6)	0.62	(5)	46
R4	15.59	0.07	(0.61)	(0.54)	(0.11)	(0.23)	(0.34)	14.71	(3.43	)(4)	127,037	1.14	(5)(6)	1.14	(5)(6)	0.92	(5)	46
R5	15.74	0.09	(0.61)	(0.52)	(0.16)	(0.23)	(0.39)	14.83	(3.31	)(4)	99,941	0.84	(5)(6)	0.84	(5)(6)	1.21	(5)	46
R6	15.82	0.14	(0.66)	(0.52)	(0.17)	(0.23)	(0.40)	14.90	(3.27	)(4)	8,889	0.74	(5)(6)	0.74	(5)(6)	1.94	(5)	46
Y	15.82	0.10	(0.61)	(0.51)	(0.17)	(0.23)	(0.40)	14.91	(3.20	)(4)	947,434	0.73	(5)(6)	0.73	(5)(6)	1.43	(5)	46

For the Year Ended October 31, 2015
A	$16.96	$0.15	$0.04	$0.19	$(0.17)	$(1.87)	$(2.04)	$15.11	1.59%		$545,253	1.19%		1.19%		0.99%		78%
B	15.52	0.01	0.05	0.06	(0.02)	(1.87)	(1.89)	13.69	0.79		4,594	2.30		2.03		0.07		78
C	15.20	0.03	0.04	0.07	(0.08)	(1.87)	(1.95)	13.32	0.90		60,015	1.92		1.92		0.23		78
I	16.91	0.20	0.05	0.25	(0.22)	(1.87)	(2.09)	15.07	2.03		102,836	0.84		0.84		1.27		78
R3	17.18	0.12	0.04	0.16	(0.14)	(1.87)	(2.01)	15.33	1.36		48,652	1.44		1.44		0.75		78
R4	17.43	0.16	0.05	0.21	(0.18)	(1.87)	(2.05)	15.59	1.68		122,311	1.14		1.14		1.03		78
R5	17.58	0.21	0.04	0.25	(0.22)	(1.87)	(2.09)	15.74	1.94		98,671	0.84		0.84		1.32		78
R6(16)	17.42	0.07	0.43	0.50	(0.23)	(1.87)	(2.10)	15.82	3.44	(4)	2,984	0.85	(5)	0.85	(5)	0.46	(5)	78
Y	17.66	0.23	0.03	0.26	(0.23)	(1.87)	(2.10)	15.82	2.03		648,411	0.74		0.74		1.42		78

For the Year Ended October 31, 2014
A	$17.46	$0.14	$0.11	$0.25	$(0.20)	$(0.55)	$(0.75)	$16.96	1.45%		$465,854	1.20%		1.20%		0.80%		104%
B	16.04	(0.01)	0.10	0.09	(0.06)	(0.55)	(0.61)	15.52	0.58		6,825	2.30		2.04		(0.07)		104
C	15.76	0.01	0.09	0.10	(0.11)	(0.55)	(0.66)	15.20	0.68		55,122	1.93		1.93		0.07		104
I	17.41	0.20	0.10	0.30	(0.25)	(0.55)	(0.80)	16.91	1.76		99,430	0.84		0.84		1.15		104
R3	17.69	0.09	0.11	0.20	(0.16)	(0.55)	(0.71)	17.18	1.19		40,827	1.44		1.44		0.54		104
R4	17.93	0.15	0.11	0.26	(0.21)	(0.55)	(0.76)	17.43	1.47		104,977	1.14		1.14		0.83		104
R5	18.06	0.21	0.11	0.32	(0.25)	(0.55)	(0.80)	17.58	1.83		85,424	0.84		0.84		1.16		104
Y	18.14	0.25	0.09	0.34	(0.27)	(0.55)	(0.82)	17.66	1.90		581,030	0.74		0.74		1.38		104

The accompanying notes are an integral part of these financial statements.

102

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Opportunities Fund (continued)
For the Year Ended October 31, 2013
A	$14.49	$0.22	$2.92	$3.14	$(0.17)	$—	$(0.17)	$17.46	21.87%		$394,928	1.26%		1.26%		1.36%		107%
B	13.32	0.08	2.69	2.77	(0.05)	—	(0.05)	16.04	20.89		8,960	2.35		2.05		0.56		107
C	13.10	0.09	2.65	2.74	(0.08)	—	(0.08)	15.76	20.99		43,495	1.98		1.98		0.66		107
I	14.45	0.28	2.91	3.19	(0.23)	—	(0.23)	17.41	22.30		61,280	0.90		0.90		1.77		107
R3	14.70	0.19	2.96	3.15	(0.16)	—	(0.16)	17.69	21.63		33,633	1.46		1.46		1.20		107
R4	14.89	0.25	3.00	3.25	(0.21)	—	(0.21)	17.93	22.02		86,150	1.15		1.15		1.51		107
R5	14.98	0.29	3.02	3.31	(0.23)	—	(0.23)	18.06	22.37		69,712	0.85		0.85		1.79		107
Y	15.04	0.32	3.03	3.35	(0.25)	—	(0.25)	18.14	22.51		770,427	0.75		0.75		1.97		107

For the Year Ended October 31, 2012
A	$13.67	$0.18	$0.79	$0.97	$(0.15)	$—	$(0.15)	$14.49	7.28%		$264,957	1.36%		1.30%		1.30%		98%
B	12.56	0.07	0.74	0.81	(0.05)	—	(0.05)	13.32	6.46		9,358	2.44		2.05		0.55		98
C	12.37	0.07	0.72	0.79	(0.06)	—	(0.06)	13.10	6.48		32,044	2.06		2.05		0.56		98
I	13.65	0.22	0.80	1.02	(0.22)	—	(0.22)	14.45	7.68		31,190	0.97		0.97		1.60		98
R3	13.90	0.15	0.81	0.96	(0.16)	—	(0.16)	14.70	7.05		18,786	1.52		1.50		1.10		98
R4	14.07	0.21	0.80	1.01	(0.19)	—	(0.19)	14.89	7.40		42,803	1.20		1.20		1.45		98
R5	14.16	0.25	0.80	1.05	(0.23)	—	(0.23)	14.98	7.67		35,803	0.91		0.90		1.73		98
Y	14.20	0.19	0.89	1.08	(0.24)	—	(0.24)	15.04	7.83		467,786	0.79		0.79		1.34		98

For the Year Ended October 31, 2011
A	$14.68	$0.14	$(1.14)	$(1.00)	$(0.01)	$—	$(0.01)	$13.67	(6.80)%		$261,920	1.34%		1.30%		0.96%		122%
B	13.58	0.02	(1.04)	(1.02)	—	—	—	12.56	(7.51)		11,877	2.33		2.05		0.16		122
C	13.37	0.03	(1.03)	(1.00)	—	—	—	12.37	(7.48)		33,621	2.04		2.04		0.19		122
I	14.62	0.20	(1.15)	(0.95)	(0.02)	—	(0.02)	13.65	(6.49)		18,801	0.97		0.97		1.39		122
R3	14.95	0.13	(1.17)	(1.04)	(0.01)	—	(0.01)	13.90	(6.97)		10,727	1.54		1.50		0.89		122
R4	15.10	0.17	(1.18)	(1.01)	(0.02)	—	(0.02)	14.07	(6.73)		11,406	1.23		1.20		1.12		122
R5	15.15	0.18	(1.15)	(0.97)	(0.02)	—	(0.02)	14.16	(6.40)		21,285	0.94		0.90		1.22		122
Y	15.19	0.21	(1.17)	(0.96)	(0.03)	—	(0.03)	14.20	(6.37)		114,791	0.82		0.82		1.38		122

The Hartford International Small Company Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$14.49	$(0.01)	$(0.50)	$(0.51)	$(0.05)	$(0.07)	$(0.12)	$13.86	(3.50	)%(4)$	70,835	1.47	%(5)(6)	1.47	%(5)(6)(17)	(0.13	)%(5)	23%
B	13.56	(0.07)	(0.46)	(0.53)	—	(0.07)	(0.07)	12.96	(3.89	)(4)	612	2.78	(5)(6)	2.28	(5)(6)(17)	(1.10	)(5)	23
C	13.18	(0.05)	(0.46)	(0.51)	—	(0.07)	(0.07)	12.60	(3.86	)(4)	14,404	2.20	(5)(6)	2.20	(5)(6)(17)	(0.88	)(5)	23
I	14.41	0.02	(0.49)	(0.47)	(0.11)	(0.07)	(0.18)	13.76	(3.28	)(4)	72,705	1.10	(5)(6)	1.10	(5)(6)(17)	0.25	(5)	23
R3	14.58	(0.02)	(0.51)	(0.53)	(0.02)	(0.07)	(0.09)	13.96	(3.61	)(4)	10,211	1.68	(5)(6)	1.66	(5)(6)(17)	(0.31	)(5)	23
R4	14.66	—	(0.51)	(0.51)	(0.06)	(0.07)	(0.13)	14.02	(3.45	)(4)	7,810	1.38	(5)(6)	1.36	(5)(6)(17)	0.03	(5)	23
R5	14.76	0.11	(0.59)	(0.48)	(0.11)	(0.07)	(0.18)	14.10	(3.28	)(4)	2,311	1.10	(5)(6)	1.06	(5)(6)(17)	1.54	(5)	23
Y	14.76	0.04	(0.51)	(0.47)	(0.12)	(0.07)	(0.19)	14.10	(3.22	)(4)	298,149	0.98	(5)(6)	0.98	(5)(6)(17)	0.52	(5)	23

For the Year Ended October 31, 2015
A	$16.85	$0.04	$0.85	$0.89	$(0.24)	$(3.01)	$(3.25)	$14.49	7.24%		$74,087	1.47%		1.47%		0.27%		55%
B	15.88	(0.07)	0.83	0.76	(0.07)	(3.01)	(3.08)	13.56	6.64		1,072	2.58		2.16		(0.53)		55
C	15.61	(0.06)	0.78	0.72	(0.14)	(3.01)	(3.15)	13.18	6.56		15,623	2.19		2.19		(0.47)		55
I	16.76	0.11	0.83	0.94	(0.28)	(3.01)	(3.29)	14.41	7.68		77,563	1.09		1.09		0.76		55
R3	16.94	0.01	0.87	0.88	(0.23)	(3.01)	(3.24)	14.58	7.12		10,022	1.69		1.65		0.10		55
R4	17.02	0.06	0.87	0.93	(0.28)	(3.01)	(3.29)	14.66	7.43		7,413	1.39		1.35		0.42		55
R5	17.11	0.11	0.86	0.97	(0.31)	(3.01)	(3.32)	14.76	7.69		476	1.12		1.05		0.75		55
Y	17.12	0.12	0.85	0.97	(0.32)	(3.01)	(3.33)	14.76	7.72		166,480	0.99		0.99		0.82		55

The accompanying notes are an integral part of these financial statements.

103

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford International Small Company Fund (continued)
For the Year Ended October 31, 2014
A	$17.46	$0.07	$(0.65)	$(0.58)	$(0.03)	$—	$(0.03)	$16.85	(3.33)%		$69,074	1.49%		1.49%		0.37%		66%
B	16.57	(0.10)	(0.59)	(0.69)	—	—	—	15.88	(4.16)		2,524	2.52		2.29		(0.58)		66
C	16.27	(0.05)	(0.61)	(0.66)	—	—	—	15.61	(4.06)		16,752	2.19		2.19		(0.32)		66
I	17.39	0.15	(0.68)	(0.53)	(0.10)	—	(0.10)	16.76	(3.08)		37,503	1.19		1.19		0.86		66
R3	17.58	0.04	(0.66)	(0.62)	(0.02)	—	(0.02)	16.94	(3.54)		9,399	1.70		1.65		0.20		66
R4	17.65	0.09	(0.65)	(0.56)	(0.07)	—	(0.07)	17.02	(3.22)		6,754	1.40		1.35		0.50		66
R5	17.72	0.13	(0.64)	(0.51)	(0.10)	—	(0.10)	17.11	(2.90)		343	1.10		1.05		0.70		66
Y	17.73	0.15	(0.65)	(0.50)	(0.11)	—	(0.11)	17.12	(2.88)		116,958	0.99		0.99		0.84		66

For the Year Ended October 31, 2013
A	$13.14	$0.05	$4.51	$4.56	$(0.24)	$—	$(0.24)	$17.46	35.16%		$63,926	1.54%		1.54%		0.34%		78%
B	12.47	(0.06)	4.28	4.22	(0.12)	—	(0.12)	16.57	34.12		4,504	2.55		2.29		(0.43)		78
C	12.26	(0.05)	4.20	4.15	(0.14)	—	(0.14)	16.27	34.19		11,936	2.28		2.28		(0.39)		78
I	13.09	0.10	4.49	4.59	(0.29)	—	(0.29)	17.39	35.66		5,546	1.11		1.11		0.64		78
R3	13.24	0.04	4.53	4.57	(0.23)	—	(0.23)	17.58	35.02		7,319	1.69		1.65		0.24		78
R4	13.29	0.08	4.55	4.63	(0.27)	—	(0.27)	17.65	35.44		3,662	1.39		1.35		0.53		78
R5	13.34	0.14	4.54	4.68	(0.30)	—	(0.30)	17.72	35.74		622	1.11		1.05		0.93		78
Y	13.34	0.14	4.56	4.70	(0.31)	—	(0.31)	17.73	35.86		216,574	0.99		0.99		0.94		78

For the Year Ended October 31, 2012(8)
A	$12.03	$0.08	$1.06	$1.14	$(0.03)	$—	$(0.03)	$13.14	9.56%		$47,109	1.61%		1.55%		0.59%		61%
B	11.47	(0.03)	1.03	1.00	—	—	—	12.47	8.72		4,973	2.62		2.30		(0.20)		61
C	11.28	(0.02)	1.00	0.98	—	—	—	12.26	8.69		8,647	2.37		2.30		(0.17)		61
I	12.00	0.13	1.06	1.19	(0.10)	—	(0.10)	13.09	10.08		8,781	1.06		1.05		1.12		61
R3	12.16	0.08	1.06	1.14	(0.06)	—	(0.06)	13.24	9.44		4,297	1.71		1.65		0.62		61
R4	12.20	0.12	1.06	1.18	(0.09)	—	(0.09)	13.29	9.81		1,802	1.41		1.35		0.95		61
R5	12.22	0.14	1.08	1.22	(0.10)	—	(0.10)	13.34	10.17		164	1.15		1.05		1.15		61
Y	12.23	0.13	1.09	1.22	(0.11)	—	(0.11)	13.34	10.14		162,036	1.01		1.00		1.11		61

For the Year Ended October 31, 2011
A	$12.56	$0.07	$(0.47)	$(0.40)	$(0.13)	$—	$(0.13)	$12.03	(3.28)%		$50,854	1.59%		1.55%		0.51%		69%
B	11.97	(0.04)	(0.43)	(0.47)	(0.03)	—	(0.03)	11.47	(3.91)		6,188	2.55		2.30		(0.29)		69
C	11.78	(0.03)	(0.43)	(0.46)	(0.04)	—	(0.04)	11.28	(3.93)		9,420	2.34		2.30		(0.27)		69
I	12.53	0.12	(0.46)	(0.34)	(0.19)	—	(0.19)	12.00	(2.82)		7,309	1.09		1.07		0.94		69
R3	12.72	0.09	(0.50)	(0.41)	(0.15)	—	(0.15)	12.16	(3.31)		2,065	1.71		1.65		0.73		69
R4	12.74	0.12	(0.50)	(0.38)	(0.16)	—	(0.16)	12.20	(3.10)		356	1.44		1.35		0.90		69
R5	12.75	0.13	(0.47)	(0.34)	(0.19)	—	(0.19)	12.22	(2.77)		126	1.12		1.05		0.99		69
Y	12.76	0.14	(0.48)	(0.34)	(0.19)	—	(0.19)	12.23	(2.72)		105,329	1.02		1.00		1.03		69

The Hartford International Value Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$14.31	$0.05	$(0.10)	$(0.05)	$(0.18)	$(0.26)	$(0.44)	$13.82	(0.27	)%(4)	$398,806	1.36	%(5)(6)	1.36	%(5)(6)	0.81	%(5)	21%
C	14.06	0.01	(0.09)	(0.08)	(0.05)	(0.26)	(0.31)	13.67	(0.52	)(4)	38,667	2.01	(5)(6)	2.01	(5)(6)	0.12	(5)	21
I	14.45	0.08	(0.10)	(0.02)	(0.22)	(0.26)	(0.48)	13.95	(0.05	)(4)	627,686	0.98	(5)(6)	0.98	(5)(6)	1.17	(5)	21
R3	14.28	0.02	(0.09)	(0.07)	—	(0.26)	(0.26)	13.95	(0.35	)(4)	435	1.61	(5)(6)	1.61	(5)(6)	0.27	(5)	21
R4	14.36	0.05	(0.09)	(0.04)	(0.15)	(0.26)	(0.41)	13.91	(0.20	)(4)	1,559	1.29	(5)(6)	1.29	(5)(6)	0.82	(5)	21
R5	14.46	0.07	(0.09)	(0.02)	(0.18)	(0.26)	(0.44)	14.00	(0.03	)(4)	638	1.00	(5)(6)	1.00	(5)(6)	1.05	(5)	21
Y	14.72	0.09	(0.11)	(0.02)	(0.23)	(0.26)	(0.49)	14.21	(0.03	)(4)	214,618	0.88	(5)(6)	0.88	(5)(6)	1.40	(5)	21

The accompanying notes are an integral part of these financial statements.

104

International/Global Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund (continued)
For the Year Ended October 31, 2015
A	$14.37	$0.16	$(0.15)	$0.01	$(0.07)		$—	$(0.07)	$14.31	0.08%	$376,993	1.35%	1.35%	1.11%	23%
C	14.16	0.03	(0.11)	(0.08)	(0.02)		—	(0.02)	14.06	(0.56)	47,089	2.01	2.01	0.24	23
I	14.49	0.18	(0.12)	0.06	(0.10)		—	(0.10)	14.45	0.45	679,114	0.98	0.98	1.24	23
R3	14.33	0.10	(0.12)	(0.02)	(0.03)		—	(0.03)	14.28	(0.15)	1,279	1.60	1.60	0.68	23
R4	14.42	0.16	(0.15)	0.01	(0.07)		—	(0.07)	14.36	0.08	2,431	1.30	1.30	1.08	23
R5	14.50	0.19	(0.13)	0.06	(0.10)		—	(0.10)	14.46	0.40	1,183	0.99	0.99	1.25	23
Y	14.75	0.21	(0.13)	0.08	(0.11)		—	(0.11)	14.72	0.55	179,103	0.90	0.90	1.41	23

For the Year Ended October 31, 2014
A	$14.22	$0.14	$0.01	$0.15	$—		$—	$—	$14.37	1.05%	$116,268	1.37%	1.36%	0.94%	31%
C	14.11	0.03	0.02	0.05	—		—	—	14.16	0.35	52,779	2.05	2.04	0.19	31
I	14.29	0.18	0.02	0.20	—		—	—	14.49	1.40	515,604	1.02	1.01	1.20	31
R3	14.22	0.10	0.01	0.11	—		—	—	14.33	0.77	1,223	1.70	1.60	0.66	31
R4	14.26	0.15	0.01	0.16	—		—	—	14.42	1.12	1,111	1.39	1.30	0.96	31
R5	14.30	0.21	(0.01)	0.20	—		—	—	14.50	1.40	1,185	1.08	1.00	1.37	31
Y	14.54	0.19	0.02	0.21	—		—	—	14.75	1.44	47,264	0.96	0.95	1.26	31

For the Year Ended October 31, 2013
A	$11.83	$0.21	$3.22	$3.43	$(1.04	)(18)	$—	$(1.04)	$14.22	30.95%	$13,315	1.91%	1.40%	1.67%	253%
C	11.75	0.12	3.20	3.32	(0.96	)(19)	—	(0.96)	14.11	30.00	2,604	2.57	2.11	0.91	253
I	11.89	0.25	3.24	3.49	(1.09	)(20)	—	(1.09)	14.29	31.36	2,558	1.48	1.02	1.93	253
R3	11.83	0.21	3.20	3.41	(1.02	)(18)	—	(1.02)	14.22	30.67	823	2.17	1.60	1.63	253
R4	11.86	0.24	3.21	3.45	(1.05	)(18)	—	(1.05)	14.26	31.06	801	1.86	1.30	1.93	253
R5	11.89	0.28	3.22	3.50	(1.09	)(20)	—	(1.09)	14.30	31.44	809	1.56	1.00	2.23	253
Y	11.91	0.23	3.50	3.73	(1.10	)(20)	—	(1.10)	14.54	33.53	10,725	1.27	0.81	1.86	253

For the Year Ended October 31, 2012
A	$11.28	$0.18	$0.45	$0.63	$(0.08)		$—	$(0.08)	$11.83	5.68%	$4,126	1.57%	1.40%	1.64%	137%
C	11.19	0.10	0.46	0.56	—		—	—	11.75	5.00	901	2.18	2.09	0.94	137
I	11.32	0.23	0.45	0.68	(0.11)		—	(0.11)	11.89	6.14	615	1.09	1.00	2.02	137
R3	11.26	0.16	0.45	0.61	(0.04)		—	(0.04)	11.83	5.47	641	1.80	1.60	1.41	137
R4	11.29	0.19	0.46	0.65	(0.08)		—	(0.08)	11.86	5.80	611	1.49	1.30	1.72	137
R5	11.32	0.23	0.45	0.68	(0.11)		—	(0.11)	11.89	6.15	615	1.19	1.00	2.02	137
Y	11.34	0.28	0.42	0.70	(0.13)		—	(0.13)	11.91	6.32	27,906	1.01	0.92	2.50	137

For the Year Ended October 31, 2011
A	$11.82	$0.18	$(0.45)	$(0.27)	$(0.02)		$(0.25)	$(0.27)	$11.28	(2.37)%	$3,629	1.69%	1.34%	1.50%	112%
C	11.79	0.09	(0.44)	(0.35)	—		(0.25)	(0.25)	11.19	(3.10)	859	2.37	2.02	0.74	112
I	11.84	0.22	(0.45)	(0.23)	(0.04)		(0.25)	(0.29)	11.32	(2.07)	621	1.34	1.00	1.85	112
R3	11.81	0.15	(0.45)	(0.30)	—		(0.25)	(0.25)	11.26	(2.67)	597	2.05	1.60	1.22	112
R4	11.82	0.18	(0.45)	(0.27)	(0.01)		(0.25)	(0.26)	11.29	(2.34)	577	1.74	1.30	1.52	112
R5	11.84	0.22	(0.46)	(0.24)	(0.03)		(0.25)	(0.28)	11.32	(2.09)	580	1.44	1.00	1.82	112
Y	11.84	0.20	(0.41)	(0.21)	(0.04)		(0.25)	(0.29)	11.34	(1.90)	130,450	1.10	0.76	1.70	112

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).

The accompanying notes are an integral part of these financial statements.

105

International/Global Equity Funds

Financial Highlights – (continued)

(4)	Not annualized.
(5)	Annualized.
(6)	Certain non-recurring expenses incurred by the Fund were not annualized for the six month period ended April 30, 2016.
(7)	Excluding the expenses not subject to cap, the ratios would have been 1.75%, 2.50%, 1.34%, 1.95%, 1.65%, 1.35% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(8)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(9)	Commenced operations on May 31, 2011.
(10)	Commenced operations on February 29, 2016.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.99%, 0.98%, 1.35%, 1.05%, 0.95% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	During the year ended October 31, 2014, the Fund incurred $165.7 million in sales of securities held associated with the transition of assets from The Hartford Global Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(13)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 2.00%, 0.91%, 1.45%, 1.15%, 0.85% and 0.80% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.19%, 1.94%, 1.94%, 0.89%, 1.49%, 1.19%, 0.89% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 1.00%, 1.60%, 1.30%, 1.00% and 0.95% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Commenced operations on November 7, 2014.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.46%, 2.27%, 2.19%, 1.09%, 1.65%, 1.35%, 1.05% and 0.97% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)	Included in this amount are tax distributions from capital of ($0.10).
(19)	Included in this amount are tax distributions from capital of ($0.09).
(20)	Included in this amount are tax distributions from capital of ($0.11).

The accompanying notes are an integral part of these financial statements.

106

International/Global Equity Funds

Notes to Financial Statements

April 30, 2016 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-five series, as of April 30, 2016. The financial statements for certain other series of the Company are presented in separate reports. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Emerging Markets Equity Fund (formerly, The Hartford Emerging Markets Research Fund) (the “Emerging Markets Equity Fund”)

Hartford Environmental Opportunities Fund (the “Environmental Opportunities Fund”)

Hartford Global Capital Appreciation Fund (the “Global Capital Appreciation Fund”)

Hartford Global Equity Income Fund (the “Global Equity Income Fund”)

Hartford International Equity Fund (formerly, Hartford International Capital Appreciation Fund) (the “International Equity Fund”)

The Hartford International Growth Fund (the “International Growth Fund”)

The Hartford International Opportunities Fund (the “International Opportunities Fund”)

The Hartford International Small Company Fund (the “International Small Company Fund”)

The Hartford International Value Fund (the “International Value Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Environmental Opportunities Fund commenced operations on February 29, 2016. Each Fund offers Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. In addition, each Fund, except for Emerging Markets Equity Fund, Environmental Opportunities Fund and International Value Fund, offers Class B shares. Each of International Opportunities Fund and Environmental Opportunities Fund offers Class R6 shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero, depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open

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(“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

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•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Global Capital Appreciation Fund
Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2016
Common Stock
Model	EV/EBITDA	6.67x to 15x	$2,935,089.52
Model	EV/Estimated Revenue	2.52x to 5.5x	333,007
Cost	Recent Trade Price	$50.19 to $107.91	443,322.86
DCF	Discounted Cash Flow	$0.24	12,636

Convertible Bonds
Cost	Recent Trade Price	$100	78,639.00

Preferred Stock
Model	EV/EBITDA	12.3x to 22.4x	617,383
Model	EV/Estimated Revenue	0.4x to 12.1x	9,194,580.75
Cost	Recent Trade Price	$2.03 to $249.87	11,312,310

Total			$24,926,968.13

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

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c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year except the Global Equity Income Fund pays dividends from net investment income quarterly.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the

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repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2016.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2016.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2016.

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b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2016.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of April 30, 2016. The Funds had no outstanding written option contracts as of April 30, 2016. There were no transactions involving written option contracts during the six-month period ended April 30, 2016.

d)	Additional Derivative Instrument Information:

Emerging Markets Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$2,650	$—	$—	$2,650

Total	$—	$—	$—	$2,650	$—	$—	$2,650

Liabilities:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

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The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on futures contracts	—	—	—	(429,929)	—	—	(429,929)
Net realized gain (loss) on foreign currency contracts	—	—	—	—	—	—	—

Total	$—	$—	$—	$(429,929)	$—	$—	$(429,929)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$2,650	$—	$—	$2,650
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	—	—	—	—	—	—

Total	$—	$—	$—	$2,650	$—	$—	$2,650

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	52

Global Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$56,039	$—	$—	$—	$—	$56,039

Total	$—	$56,039	$—	$—	$—	$—	$56,039

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$657,384	$—	$—	$—	$—	$657,384

Total	$—	$657,384	$—	$—	$—	$—	$657,384

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(404,210)	$—	$—	$—	$—	$(404,210)

Total	$—	$(404,210)	$—	$—	$—	$—	$(404,210)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(734,613)	$—	$—	$—	$—	$(734,613)

Total	$—	$(734,613)	$—	$—	$—	$—	$(734,613)

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April 30, 2016 (Unaudited)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$5,672,353
Foreign Currency Contracts Short	$25,792,144

Global Equity Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$120,132	$—	$—	$—	$—	$120,132

Total	$—	$120,132	$—	$—	$—	$—	$120,132

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$122,672	$—	$—	$—	$—	$122,672

Total	$—	$122,672	$—	$—	$—	$—	$122,672

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(375,673)	$—	$—	$—	$—	$(375,673)

Total	$—	$(375,673)	$—	$—	$—	$—	$(375,673)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$6,792,121
Foreign Currency Contracts Short	$11,376,405

International Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$527,279	$—	$—	$527,279

Total	$—	$—	$—	$527,279	$—	$—	$527,279

Liabilities:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

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April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(1,518,409)	$—	$—	$(1,518,409)
Net realized gain (loss) on foreign currency contracts	—	—	—	—	—	—	—

Total	$—	$—	$—	$(1,518,409)	$—	$—	$(1,518,409)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$382,680	$—	$—	$382,680
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	—	—	—	—	—	—

Total	$—	$—	$—	$382,680	$—	$—	$382,680

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	310

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2016:

Emerging Markets Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$2,650	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,650	—

Derivatives not subject to a MNA	(2,650)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

115

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Global Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$56,039	$(657,384)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	56,039	(657,384)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$56,039	$(657,384)

Global Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$28,711	$—	$—	$—	$28,711
Bank of Montreal	27,328	—	—	—	27,328

Total	$56,039	$—	$—	$—	$56,039

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Credit Agricole	$(152,178)	$—	$—	$—	$(152,178)
JP Morgan Chase & Co.	(12,529)	—	—	—	(12,529)
State Street Global Markets LLC	(415,146)	—	—	—	(415,146)
Westpac International	(77,531)	—	—	—	(77,531)

Total	$(657,384)	$—	$—	$—	$(657,384)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Equity Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(120,132)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(120,132)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(120,132)

116

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Credit Agricle	$(113,932)	$—	$—	$—	$(113,932)
JP Morgan Chase & Co.	(6,200)	—	—	—	(6,200)

Total	$(120,132)	$—	$—	$—	$(120,132)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$527,279	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	527,279	—

Derivatives not subject to a MNA	(527,279)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

117

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Emerging Markets Equity Fund	$8,418,086	$8,118,930	$2,737,522	$1,757,367
Global Capital Appreciation Fund	83,063,224	146,531,213	139,504	26,908,140
Global Equity Income Fund	10,002,258	8,834,476	3,214,632	5,246,574
International Equity Fund	300,341	788,608	274,241	—
International Growth Fund	589,894	—	779,020	—
International Opportunities Fund	54,247,721	119,789,985	31,415,500	35,004,788
International Small Company Fund	11,953,651	39,363,960	1,511,881	—
International Value Fund	5,164,833	—	—	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Emerging Markets Equity Fund	$1,939,585	$2,596,059	$—		$(16,778,701)	$(12,243,057)
Global Capital Appreciation Fund	36,627,346	43,551,295	—		(60,624,218)	19,554,423
Global Equity Income Fund	497,355	—	(6,362,528	)(2)	(11,009,272)	(16,874,445)
International Equity Fund	384,452	479,428	—		(710,588)	153,292
International Growth Fund	1,511,551	—	(240,299,370	)(2)	4,150,203	(234,637,616)
International Opportunities Fund	16,836,022	25,526,287	—		24,483,892	66,846,201
International Small Company Fund	3,058,170	1,911,021	—		7,450,089	12,419,280
International Value Fund	29,962,105	10,769,777	—		(111,151,890)	(70,420,008)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.
(2)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

118

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Equity Fund	$—	$(296,862)	$296,862
Global Capital Appreciation Fund	(994)	1,559,013	(1,558,019)
Global Equity Income Fund	(856,032)	(57,170)	913,202
International Equity Fund	2,421	125,433	(127,854)
International Growth Fund	203	(61,533)	61,330
International Opportunities Fund	—	57,568	(57,568)
International Small Company Fund	3,537	1,143,220	(1,146,757)
International Value Fund	—	2,261,544	(2,261,544)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017	2018
Global Equity Income Fund	$3,459,659	$169,331	$2,733,538
International Growth Fund	129,754,074	110,545,296	—

The Emerging Markets Equity Fund, Global Capital Appreciation Fund, International Equity Fund, International Opportunities Fund, International Small Company Fund and International Value Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2015.

During the year ended October 31, 2015, Global Equity Income Fund, International Growth Fund and International Value Fund utilized prior year capital loss rollforwards of $31,104, $438,145 and $2,472,342, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of April 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

119

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of assets for each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Equity Fund	1.1000% on first $250 million and;
1.0500% on next $250 million and;
1.0000% on next $500 million and;
0.9700% over $1 billion

Environmental Opportunities Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7300% on next $1.5 billion and ;
0.7250% on next $2.5 billion and;
0.7200% over $5 billion

Global Capital Appreciation Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6800% on next $5 billion and;
0.6750% over $10 billion

Global Equity Income Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% on next $4 billion and;
0.6850% on next $5 billion and;
0.6700% over $10 billion

International Equity Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6300% on next $2.5 billion and;
0.6250% over $5 billion

International Growth Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion

120

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Management Fee Rates
International Small Company Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Environmental Opportunities Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Global Capital Appreciation Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Global Equity Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Equity Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Growth Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Small Company Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

International Value Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

121

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2016, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.75%	NA	2.50%	1.50%	1.95%	1.65%	1.35%	NA	1.30%
Environmental Opportunities Fund	1.30%	NA	2.05%	1.05%	1.60%	1.30%	1.00%	0.90%	0.90%
Global Capital Appreciation Fund	1.25%	2.00%	2.00%	1.00%	1.35%	1.05%	0.95%	NA	0.90%
Global Equity Income Fund	1.25%	2.00%	2.00%	1.00%	1.45%	1.15%	0.85%	NA	0.80%
International Equity Fund	1.19%	1.94%	1.94%	0.89%	1.49%	1.19%	0.89%	NA	0.79%
International Growth Fund	1.30%	2.05%	2.05%	1.00%	1.60%	1.30%	1.00%	NA	0.95%
International Opportunities Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%	0.85%
International Small Company Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
International Value Fund	1.40%	NA	2.15%	1.15%	1.60%	1.30%	1.00%	NA	0.95%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Emerging Markets Equity Fund	1.76%	—	2.51%	1.35%	1.96%	1.66%	1.36%	—	1.31%
Environmental Opportunities Fund	1.30%	—	2.05%	1.01%	1.60%	1.30%	1.00%	0.90%	0.90%
Global Capital Appreciation Fund	1.26%	2.01%	2.00%	0.97%	1.36%	1.06%	0.96%	—	0.86%
Global Equity Income Fund	1.26%	2.01%	2.01%	0.92%	1.46%	1.16%	0.86%	—	0.81%
International Equity Fund	1.20%	1.95%	1.95%	0.90%	1.50%	1.20%	0.90%	—	0.80%
International Growth Fund	1.31%	2.06%	2.06%	1.01%	1.61%	1.31%	1.01%	—	0.96%
International Opportunities Fund	1.19%	2.03%	1.93%	0.86%	1.44%	1.14%	0.84%	0.74%	0.73%
International Small Company Fund	1.47%	2.28%	2.20%	1.10%	1.66%	1.36%	1.06%	—	0.98%
International Value Fund	1.36%	—	2.01%	0.98%	1.61%	1.29%	1.00%	—	0.88%

122

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Equity Fund	$32,556	$150
Environmental Opportunities Fund	—	—
Global Capital Appreciation Fund	814,606	7,734
Global Equity Income Fund	194,710	9,425
International Equity Fund	20,456	391
International Growth Fund	193,285	4,934
International Opportunities Fund	1,373,379	7,771
International Small Company Fund	103,256	6,122
International Value Fund	22,906	2,748

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at other such intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2016, a portion of the Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

123

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Administrative services fees are paid for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
Emerging Market Equity Fund	$199
Environmental Opportunities Fund	48
Global Capital Appreciation Fund	2,014
Global Equity Income Fund	306
International Equity Fund	57
International Growth Fund	371
International Opportunities Fund	3,182
International Small Company Fund	780
International Value Fund	2,188

8.	Affiliate Holdings:

As of April 30, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Emerging Markets Equity Fund	—	—	43%	63%	—	33%	100%	—		— %*
Environmental Opportunities Fund	99%	NA	100%	98%	100%	100%	100%	100%		100%
Global Capital Appreciation Fund	—	—	—	—	—	—	21%	—		—
Global Equity Income Fund	—	—	—	—	—	—	6%	—		—
International Equity Fund	—	—	—	—	—	—	100%	—		100%
International Growth Fund	—	—	—	—	—	—	2%	—		—
International Opportunities Fund	—	—	—	—	—	—	—	—	%*	—
International Small Company Fund	—	—	—	—	—	—	—	—		—
International Value Fund	—	—	—	—	—	—	—	—		—

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4		Class R5		Class R6		Class Y
Emerging Markets Equity Fund	—	—	1%	2%	—	—	%*	—	%*	—		— %*
Environmental Opportunities Fund	4%	NA	4%	71%	4%	4%		4%		4%		4%
Global Capital Appreciation Fund	—	—	—	—	—	—		—	%*	—		—
Global Equity Income Fund	—	—	—	—	—	—		—	%*	—		—
International Equity Fund	—	—	—	—	—	—		—	%*	—		36%
International Growth Fund	—	—	—	—	—	—		—	%*	—		—
International Opportunities Fund	—	—	—	—	—	—		—		—	%*	—
International Small Company Fund	—	—	—	—	—	—		—		—		—
International Value Fund	—	—	—	—	—	—		—		—		—

*	Percentage rounds to zero.

124

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

As of April 30, 2016, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Class Y
Emerging Markets Equity Fund	55%
International Growth Fund	4%
International Opportunities Fund	19%
International Small Company Fund	35%
International Value Fund	1%

9.	Investment Transactions:

For the six-month period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Equity Fund	$58,708,822	$146,713,475
Environmental Opportunities Fund	$25,758,925	$2,088,289
Global Capital Appreciation Fund	$561,171,679	$756,008,154
Global Equity Income Fund	$24,640,646	$177,233,502
International Equity Fund	$14,663,402	$19,444,641
International Growth Fund	$88,272,690	$111,267,794
International Opportunities Fund	$1,214,814,931	$789,880,516
International Small Company Fund	$245,429,509	$97,784,578
International Value Fund	$252,426,231	$245,602,596

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Equity Fund	$—	$—
Environmental Opportunities Fund	$—	$—
Global Capital Appreciation Fund	$—	$—
Global Equity Income Fund	$—	$—
International Equity Fund	$—	$—
International Growth Fund	$—	$—
International Opportunities Fund	$—	$—
International Small Company Fund	$—	$—
International Value Fund	$—	$—

125

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Equity Fund	$58,708,822	$146,713,475
Environmental Opportunities Fund	$25,758,925	$2,088,289
Global Capital Appreciation Fund	$561,171,679	$756,008,154
Global Equity Income Fund	$24,640,646	$177,233,502
International Equity Fund	$14,663,402	$19,444,641
International Growth Fund	$88,272,690	$111,267,794
International Opportunities Fund	$1,214,814,931	$789,880,516
International Small Company Fund	$245,429,509	$97,784,578
International Value Fund	$252,426,231	$245,602,596

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2016, and the year ended October 31, 2015:

Emerging Markets Equity Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	244,958	$1,626,120	369,299	$3,003,693
Shares Issued for Reinvested Dividends	40,903	269,547	104,636	817,519
Shares Redeemed	(117,280)	(776,642)	(567,024)	(4,282,266)

Net Increase (Decrease)	168,581	1,119,025	(93,089)	(461,054)

Class C
Shares Sold	44,776	$295,037	53,614	$430,019
Shares Issued for Reinvested Dividends	8,877	57,268	24,474	186,978
Shares Redeemed	(28,306)	(182,438)	(62,005)	(484,665)

Net Increase (Decrease)	25,347	169,867	16,083	132,332

Class I
Shares Sold	24,267	$165,366	98,377	$811,469
Shares Issued for Reinvested Dividends	15,258	100,345	32,109	250,814
Shares Redeemed	(37,372)	(232,395)	(94,849)	(710,781)

Net Increase (Decrease)	2,153	33,316	35,637	351,502

Class R3
Shares Sold	3,232	$21,070	14,680	$106,680
Shares Issued for Reinvested Dividends	7,847	51,297	18,360	142,150
Shares Redeemed	(231,908)	(1,388,606)	(5,243)	(41,049)

Net Increase (Decrease)	(220,829)	(1,316,239)	27,797	207,781

Class R4
Shares Sold	269	$1,757	4,213	$32,772
Shares Issued for Reinvested Dividends	8,432	55,392	18,150	141,274
Shares Redeemed	(228,850)	(1,371,732)	(1,226)	(8,738)

Net Increase (Decrease)	(220,149)	(1,314,583)	21,137	165,308

Class R5
Shares Issued for Reinvested Dividends	9,169	$60,336	18,919	$147,780
Shares Redeemed	(231,917)	(1,390,990)	—	—

Net Increase (Decrease)	(222,748)	(1,330,654)	18,919	147,780

126

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	6,793,585	$45,621,721	3,707,372	$28,852,184
Shares Issued for Reinvested Dividends	660,401	4,329,828	1,901,797	14,836,456
Shares Redeemed	(20,345,685)	(132,871,901)	(3,138,255)	(25,933,881)

Net Increase (Decrease)	(12,891,699)	(82,920,352)	2,470,914	17,754,759

Total Net Increase (Decrease)	(13,359,344)	$(85,559,620)	2,497,398	$18,298,408

Environmental Opportunities Fund
	For the Period Ended April 30, 2016
	Shares	Amount
Class A(1)
Shares Sold	101,107	$1,011,974

Net Increase (Decrease)	101,107	1,011,974

Class C(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class I(1)
Shares Sold	1,830,483	$18,325,398

Net Increase (Decrease)	1,830,483	18,325,398

Class R3(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class R4(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class R5(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class R6(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Class Y(1)
Shares Sold	100,001	$1,000,010

Net Increase (Decrease)	100,001	1,000,010

Total Net Increase (Decrease)	2,531,596	$25,337,432

(1)	Commenced operations on February 29, 2016.

127

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Global Capital Appreciation Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,413,166	$51,496,960	4,405,289	$77,281,961
Shares Issued for Reinvested Dividends	2,819,420	43,456,473	6,902,770	113,948,606
Shares Redeemed	(3,765,459)	(56,776,547)	(6,236,751)	(109,844,151)
Shares converted (from) Class B into Class A	165,978	2,461,650	294,409	5,198,933

Net Increase (Decrease)	2,633,105	40,638,536	5,365,717	86,585,349

Class B
Shares Sold	4,214	$59,326	33,458	$512,074
Shares Issued for Reinvested Dividends	77,516	1,076,698	471,587	7,106,814
Shares Redeemed	(556,255)	(7,623,987)	(1,282,740)	(20,598,185)
Shares converted (from) Class B into Class A	(182,209)	(2,461,650)	(321,926)	(5,198,933)

Net Increase (Decrease)	(656,734)	(8,949,613)	(1,099,621)	(18,178,230)

Class C
Shares Sold	521,684	$7,282,513	1,412,837	$22,653,778
Shares Issued for Reinvested Dividends	1,053,728	14,791,382	2,877,159	43,704,053
Shares Redeemed	(1,599,627)	(22,068,409)	(2,423,678)	(38,972,648)

Net Increase (Decrease)	(24,215)	5,486	1,866,318	27,385,183

Class I
Shares Sold	784,328	$12,180,483	1,851,471	$33,565,280
Shares Issued for Reinvested Dividends	405,755	6,455,750	994,179	16,903,606
Shares Redeemed	(1,525,455)	(23,700,916)	(2,012,868)	(36,462,214)

Net Increase (Decrease)	(335,372)	(5,064,683)	832,782	14,006,672

Class R3
Shares Sold	176,155	$2,567,168	342,977	$5,899,842
Shares Issued for Reinvested Dividends	126,623	1,920,552	313,245	5,091,973
Shares Redeemed	(267,943)	(4,024,126)	(367,439)	(6,374,614)

Net Increase (Decrease)	34,835	463,594	288,783	4,617,201

Class R4
Shares Sold	322,473	$5,028,130	454,325	$7,965,581
Shares Issued for Reinvested Dividends	45,068	706,172	94,753	1,587,167
Shares Redeemed	(148,130)	(2,285,769)	(198,248)	(3,457,304)

Net Increase (Decrease)	219,411	3,448,533	350,830	6,095,444

Class R5
Shares Sold	11,589	$174,963	16,634	$298,657
Shares Issued for Reinvested Dividends	2,306	36,869	14,059	240,165
Shares Redeemed	(2,195)	(33,085)	(73,903)	(1,334,105)

Net Increase (Decrease)	11,700	178,747	(43,210)	(795,283)

Class Y
Shares Sold	30,642	$452,757	452,742	$8,303,469
Shares Issued for Reinvested Dividends	592,161	9,541,887	1,909,632	32,986,535
Shares Redeemed	(11,150,492)	(179,971,447)	(1,403,955)	(26,032,259)

Net Increase (Decrease)	(10,527,689)	(169,976,803)	958,419	15,257,745

Total Net Increase (Decrease)	(8,644,959)	$(139,256,203)	8,520,018	$134,974,081

128

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Global Equity Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,378,399	$14,462,796	3,833,084	$43,461,336
Shares Issued for Reinvested Dividends	138,710	1,472,290	471,942	5,196,994
Shares Redeemed	(879,682)	(9,095,607)	(1,011,185)	(11,290,025)
Shares converted (from) Class B into Class A	12,698	130,446	23,366	264,046

Net Increase (Decrease)	650,125	6,969,925	3,317,207	37,632,351

Class B
Shares Sold	612	$5,636	14,593	$160,638
Shares Issued for Reinvested Dividends	855	8,920	10,201	110,087
Shares Redeemed	(36,694)	(365,567)	(78,999)	(864,146)
Shares converted (from) Class B into Class A	(12,969)	(130,446)	(23,870)	(264,046)

Net Increase (Decrease)	(48,196)	(481,457)	(78,075)	(857,467)

Class C
Shares Sold	211,106	$2,187,884	457,443	$5,031,109
Shares Issued for Reinvested Dividends	12,302	127,606	53,459	576,227
Shares Redeemed	(181,750)	(1,838,361)	(187,913)	(2,040,734)

Net Increase (Decrease)	41,658	477,129	322,989	3,566,602

Class I
Shares Sold	134,676	$1,409,205	299,596	$3,355,551
Shares Issued for Reinvested Dividends	3,861	41,007	7,717	84,747
Shares Redeemed	(91,259)	(925,761)	(110,320)	(1,212,982)

Net Increase (Decrease)	47,278	524,451	196,993	2,227,316

Class R3
Shares Sold	5,221	$55,467	3,328	$36,730
Shares Issued for Reinvested Dividends	167	1,765	2,551	28,023
Shares Redeemed	(31,264)	(323,643)	(4,074)	(44,792)

Net Increase (Decrease)	(25,876)	(266,411)	1,805	19,961

Class R4
Shares Sold	5,287	$56,015	5,097	$59,306
Shares Issued for Reinvested Dividends	100	1,065	3,215	35,450
Shares Redeemed	(39,311)	(410,763)	(4,485)	(51,121)

Net Increase (Decrease)	(33,924)	(353,683)	3,827	43,635

Class R5
Shares Sold	3,356	$33,612	2,052	$23,194
Shares Issued for Reinvested Dividends	243	2,580	3,872	42,719
Shares Redeemed	(39,149)	(409,899)	(8,886)	(98,402)

Net Increase (Decrease)	(35,550)	(373,707)	(2,962)	(32,489)

Class Y
Shares Sold	53,170	$559,950	210,129	$2,333,579
Shares Issued for Reinvested Dividends	9,357	98,997	1,135,298	12,514,442
Shares Redeemed	(15,616,568)	(163,611,072)	(1,739,673)	(19,818,159)

Net Increase (Decrease)	(15,554,041)	(162,952,125)	(394,246)	(4,970,138)

Total Net Increase (Decrease)	(14,958,526)	$(156,455,878)	3,367,538	$37,629,771

129

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

International Equity Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	192,745	$1,722,443	559,653	$5,430,233
Shares Issued for Reinvested Dividends	35,947	321,092	44,818	414,564
Shares Redeemed	(352,696)	(3,035,855)	(351,124)	(3,358,236)
Shares converted (from) Class B into Class A	505	4,410	1,390	13,339

Net Increase (Decrease)	(123,499)	(987,910)	254,737	2,499,900

Class B
Shares Sold	—	$—	2,819	$28,512
Shares Issued for Reinvested Dividends	1,579	13,934	2,519	23,073
Shares Redeemed	(72,444)	(601,835)	(8,402)	(81,159)
Shares converted (from) Class B into Class A	(507)	(4,410)	(1,397)	(13,339)

Net Increase (Decrease)	(71,372)	(592,311)	(4,461)	(42,913)

Class C
Shares Sold	26,069	$228,433	182,322	$1,761,589
Shares Issued for Reinvested Dividends	5,688	49,962	5,928	54,143
Shares Redeemed	(41,967)	(370,398)	(75,421)	(705,824)

Net Increase (Decrease)	(10,210)	(92,003)	112,829	1,109,908

Class I
Shares Sold	131,992	$1,148,515	344,857	$3,452,456
Shares Issued for Reinvested Dividends	14,118	126,988	7,369	68,560
Shares Redeemed	(168,220)	(1,419,298)	(54,980)	(528,878)

Net Increase (Decrease)	(22,110)	(143,795)	297,246	2,992,138

Class R3
Shares Sold	688	$6,093	2,278	$21,854
Shares Issued for Reinvested Dividends	3,201	28,604	4,185	38,702
Shares Redeemed	(110,624)	(915,514)	(3,071)	(30,051)

Net Increase (Decrease)	(106,735)	(880,817)	3,392	30,505

Class R4
Shares Sold	4,350	$38,159	5,397	$53,364
Shares Issued for Reinvested Dividends	3,254	29,200	4,283	39,750
Shares Redeemed	(112,931)	(936,650)	(3,724)	(36,183)

Net Increase (Decrease)	(105,327)	(869,291)	5,956	56,931

Class R5
Shares Issued for Reinvested Dividends	3,334	$29,992	4,310	$40,096
Shares Redeemed	(113,793)	(944,546)	—	—

Net Increase (Decrease)	(110,459)	(914,554)	4,310	40,096

Class Y
Shares Issued for Reinvested Dividends	34,286	308,594	43,848	407,935
Shares Redeemed	(8,914)	(73,999)	—	—

Net Increase (Decrease)	25,372	234,595	43,848	407,935

Total Net Increase (Decrease)	(524,340)	$(4,246,086)	717,857	$7,094,500

130

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

International Growth Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,073,596	$12,798,797	3,074,163	$39,352,628
Shares Issued for Reinvested Dividends	65,338	811,493	15,947	195,671
Shares Redeemed	(1,443,216)	(16,871,831)	(1,262,235)	(15,806,493)
Shares converted (from) Class B into Class A	26,416	312,955	50,865	647,873

Net Increase (Decrease)	(277,866)	(2,948,586)	1,878,740	24,389,679

Class B
Shares Sold	514	$5,774	3,567	$43,447
Shares Redeemed	(51,932)	(567,440)	(116,579)	(1,373,725)
Shares converted (from) Class B into Class A	(28,578)	(312,955)	(54,958)	(647,873)

Net Increase (Decrease)	(79,996)	(874,621)	(167,970)	(1,978,151)

Class C
Shares Sold	158,226	$1,751,259	870,743	$10,336,028
Shares Issued for Reinvested Dividends	1,428	16,426	—	—
Shares Redeemed	(268,201)	(2,902,614)	(368,208)	(4,286,028)

Net Increase (Decrease)	(108,547)	(1,134,929)	502,535	6,050,000

Class I
Shares Sold	1,008,680	$11,832,820	4,492,253	$57,010,617
Shares Issued for Reinvested Dividends	23,543	289,817	8,645	105,216
Shares Redeemed	(1,395,429)	(16,569,210)	(1,594,085)	(19,495,770)

Net Increase (Decrease)	(363,206)	(4,446,573)	2,906,813	37,620,063

Class R3
Shares Sold	16,151	$190,835	81,655	$1,062,434
Shares Issued for Reinvested Dividends	311	3,909	—	—
Shares Redeemed	(10,952)	(131,528)	(25,618)	(329,477)

Net Increase (Decrease)	5,510	63,216	56,037	732,957

Class R4
Shares Sold	395,320	$4,904,768	445,446	$5,707,359
Shares Issued for Reinvested Dividends	2,160	27,521	407	5,130
Shares Redeemed	(78,019)	(945,925)	(52,255)	(674,384)

Net Increase (Decrease)	319,461	3,986,364	393,598	5,038,105

Class R5
Shares Sold	121,113	$1,488,424	501,392	$6,418,898
Shares Issued for Reinvested Dividends	5,073	65,031	141	1,796
Shares Redeemed	(60,160)	(700,102)	(54,008)	(714,918)

Net Increase (Decrease)	66,026	853,353	447,525	5,705,776

Class Y
Shares Sold	552,251	$6,630,846	699,487	$9,271,744
Shares Issued for Reinvested Dividends	11,347	145,919	21,699	275,564
Shares Redeemed	(2,178,499)	(27,198,734)	(595,624)	(7,898,300)

Net Increase (Decrease)	(1,614,901)	(20,421,969)	125,562	1,649,008

Total Net Increase (Decrease)	(2,053,519)	$(24,923,745)	6,142,840	$79,207,437

131

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

International Opportunities Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,585,853	$64,319,060	10,269,879	$158,062,292
Shares Issued for Reinvested Dividends	868,979	12,437,321	3,820,202	55,886,076
Shares Redeemed	(3,648,168)	(51,007,324)	(5,521,408)	(84,652,747)
Shares converted (from) Class B into Class A	29,859	414,035	44,313	683,430

Net Increase (Decrease)	1,836,523	26,163,092	8,612,986	129,979,051

Class B
Shares Sold	4,875	$60,814	12,982	$179,213
Shares Issued for Reinvested Dividends	5,566	71,245	57,739	763,386
Shares Redeemed	(97,568)	(1,246,126)	(126,049)	(1,767,908)
Shares converted (from) Class B into Class A	(32,900)	(414,035)	(48,729)	(683,430)

Net Increase (Decrease)	(120,027)	(1,528,102)	(104,057)	(1,508,739)

Class C
Shares Sold	646,147	$8,005,219	1,305,629	$17,773,672
Shares Issued for Reinvested Dividends	87,264	1,090,037	509,830	6,583,049
Shares Redeemed	(566,339)	(6,955,435)	(935,584)	(12,617,235)

Net Increase (Decrease)	167,072	2,139,821	879,875	11,739,486

Class I
Shares Sold	6,174,173	$87,058,773	3,443,155	$52,676,546
Shares Issued for Reinvested Dividends	197,080	2,825,752	755,139	11,018,986
Shares Redeemed	(1,914,622)	(26,674,464)	(3,251,562)	(49,737,633)

Net Increase (Decrease)	4,456,631	63,210,061	946,732	13,957,899

Class R3
Shares Sold	772,724	$10,913,432	1,247,956	$19,530,235
Shares Issued for Reinvested Dividends	62,593	907,297	303,402	4,505,754
Shares Redeemed	(465,129)	(6,560,650)	(754,426)	(11,844,039)

Net Increase (Decrease)	370,188	5,260,079	796,932	12,191,950

Class R4
Shares Sold	1,688,332	$24,437,901	2,789,255	$44,424,154
Shares Issued for Reinvested Dividends	169,248	2,501,857	758,042	11,444,953
Shares Redeemed	(1,064,925)	(15,478,817)	(1,724,998)	(27,217,128)

Net Increase (Decrease)	792,655	11,460,941	1,822,299	28,651,979

Class R5
Shares Sold	888,422	$12,883,532	2,002,167	$32,143,117
Shares Issued for Reinvested Dividends	168,443	2,518,892	684,313	10,424,196
Shares Redeemed	(586,733)	(8,482,993)	(1,278,182)	(20,091,141)

Net Increase (Decrease)	470,132	6,919,431	1,408,298	22,476,172

Class R6(1)
Shares Sold	467,352	$6,811,167	235,407	$3,604,086
Shares Issued for Reinvested Dividends	5,475	82,327	80	1,222
Shares Redeemed	(64,951)	(957,368)	(46,866)	(711,557)

Net Increase (Decrease)	407,876	5,936,126	188,621	2,893,751

132

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	23,573,984	$349,449,682	8,899,775	$142,646,218
Shares Issued for Reinvested Dividends	1,261,016	18,991,929	4,542,617	69,553,360
Shares Redeemed	(2,249,230)	(33,805,860)	(5,371,443)	(85,781,089)

Net Increase (Decrease)	22,585,770	334,635,751	8,070,949	126,418,489

Total Net Increase (Decrease)	30,966,820	$454,197,200	22,622,635	$346,800,038

(1)	Commenced operations on November 7, 2014.

International Small Company Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	688,373	$9,477,351	1,150,098	$16,417,781
Shares Issued for Reinvested Dividends	44,668	634,707	932,305	12,468,355
Shares Redeemed	(753,296)	(10,213,759)	(1,121,520)	(16,187,334)
Shares converted (from) Class B into Class A	16,316	224,506	52,520	758,259

Net Increase (Decrease)	(3,939)	122,805	1,013,403	13,457,061

Class B
Shares Sold	8	$110	2,226	$29,711
Shares Issued for Reinvested Dividends	404	5,301	36,670	455,891
Shares Redeemed	(14,881)	(191,577)	(62,649)	(849,925)
Shares converted (from) Class B into Class A	(17,440)	(224,506)	(56,063)	(758,259)

Net Increase (Decrease)	(31,909)	(410,672)	(79,816)	(1,122,582)

Class C
Shares Sold	96,803	$1,220,346	253,124	$3,287,060
Shares Issued for Reinvested Dividends	5,595	71,279	208,714	2,538,091
Shares Redeemed	(145,002)	(1,790,224)	(349,231)	(4,738,939)

Net Increase (Decrease)	(42,604)	(498,599)	112,607	1,086,212

Class I
Shares Sold	1,158,611	$15,600,783	4,716,478	$66,541,597
Shares Issued for Reinvested Dividends	63,476	900,778	407,558	5,420,446
Shares Redeemed	(1,320,471)	(17,631,869)	(1,979,359)	(28,643,261)

Net Increase (Decrease)	(98,384)	(1,130,308)	3,144,677	43,318,782

Class R3
Shares Sold	131,219	$1,823,312	169,941	$2,440,450
Shares Issued for Reinvested Dividends	4,663	66,319	132,265	1,780,915
Shares Redeemed	(92,216)	(1,264,312)	(169,342)	(2,437,284)

Net Increase (Decrease)	43,666	625,319	132,864	1,784,081

133

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	85,814	$1,175,524	168,776	$2,464,116
Shares Issued for Reinvested Dividends	3,682	53,004	74,936	1,014,613
Shares Redeemed	(38,316)	(521,728)	(134,915)	(1,978,140)

Net Increase (Decrease)	51,180	706,800	108,797	1,500,589

Class R5
Shares Sold	135,497	$1,847,208	17,444	$258,133
Shares Issued for Reinvested Dividends	425	6,178	4,887	66,586
Shares Redeemed	(4,237)	(57,932)	(10,091)	(152,691)

Net Increase (Decrease)	131,685	1,795,454	12,240	172,028

Class Y
Shares Sold	10,517,173	$148,446,507	4,331,097	$62,190,131
Shares Issued for Reinvested Dividends	209,108	3,046,810	1,822,344	24,844,610
Shares Redeemed	(862,317)	(12,105,597)	(1,710,624)	(24,818,963)

Net Increase (Decrease)	9,863,964	139,387,720	4,442,817	62,215,778

Total Net Increase (Decrease)	9,913,659	$140,598,519	8,887,589	$122,411,949

International Value Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	13,500,476	$174,819,494	23,077,954	$338,041,015
Shares Issued for Reinvested Dividends	804,379	10,951,409	42,611	594,855
Shares Redeemed	(11,806,008)	(157,207,380)	(4,859,329)	(71,001,840)

Net Increase (Decrease)	2,498,847	28,563,523	18,261,236	267,634,030

Class C
Shares Sold	73,229	$944,357	742,062	$10,528,148
Shares Issued for Reinvested Dividends	63,077	839,567	4,703	64,897
Shares Redeemed	(655,978)	(8,687,855)	(1,123,672)	(16,012,601)

Net Increase (Decrease)	(519,672)	(6,903,931)	(376,907)	(5,419,556)

Class I
Shares Sold	12,643,664	$169,028,556	35,485,093	$522,805,622
Shares Issued for Reinvested Dividends	1,085,434	14,938,808	178,998	2,516,718
Shares Redeemed	(15,733,701)	(208,871,976)	(24,249,137)	(350,871,514)

Net Increase (Decrease)	(2,004,603)	(24,904,612)	11,414,954	174,450,826

Class R3
Shares Sold	4,344	$56,996	11,519	$166,532
Shares Issued for Reinvested Dividends	1,697	22,851	160	2,233
Shares Redeemed	(64,392)	(862,921)	(7,428)	(112,260)

Net Increase (Decrease)	(58,351)	(783,074)	4,251	56,505

134

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	19,792	$263,507	129,762	$1,838,378
Shares Issued for Reinvested Dividends	3,701	50,488	488	6,843
Shares Redeemed	(80,675)	(1,084,191)	(38,098)	(585,896)

Net Increase (Decrease)	(57,182)	(770,196)	92,152	1,259,325

Class R5
Shares Sold	22,636	$303,095	1,701	$26,360
Shares Issued for Reinvested Dividends	1,914	26,260	555	7,803
Shares Redeemed	(60,741)	(825,243)	(2,156)	(32,407)

Net Increase (Decrease)	(36,191)	(495,888)	100	1,756

Class Y
Shares Sold	5,470,496	$75,102,222	10,825,368	$158,748,915
Shares Issued for Reinvested Dividends	424,304	5,947,505	40,598	580,952
Shares Redeemed	(2,965,077)	(40,855,344)	(1,899,944)	(28,647,450)

Net Increase (Decrease)	2,929,723	40,194,383	8,966,022	130,682,417

Total Net Increase (Decrease)	2,752,571	$34,900,205	38,361,808	$568,665,303

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled

135

International/Global Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

136

International/Global Equity Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
Hartford Emerging Markets Equity Fund	14,050,643.2940
Hartford Global Capital Appreciation Fund	73,139,747.8110
Hartford Global Equity Income Fund	12,562,580.9610
Hartford International Equity Fund	3,787,364.1860
The Hartford International Growth Fund	17,025,634.7670
The Hartford International Opportunities Fund	123,895,605.6260
The Hartford International Small Company Fund	31,499,943.6720
The Hartford International Value Fund	88,657,109.1970

Proposal One: The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.
Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

137

International/Global Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,202,961.1800	1,505.5148	10,722.6002	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,479,849.5880	835,954.6430	1,261,883.3830	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,723,058.7620	103,116.9100	222,090.7800	1,350,044.0000
Hartford International Equity Fund(1)	2,289,157.6895	14,531.6037	7,262.4268	580,670.0000
The Hartford International Growth Fund(2)	6,387,751.1390	117,361.6690	391,718.0880	1,971,035.0000
The Hartford International Opportunities Fund(1)	47,703,270.3635	604,394.4519	1,048,105.0242	17,938,960.0000
The Hartford International Small Company Fund(1)	18,483,758.2529	825,482.8241	84,427.4370	1,892,168.0000
The Hartford International Value Fund(1)	63,516,340.8849	155,980.4326	218,148.7295	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,206,391.0295	4,105.8572	4,692.4083	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,107,918.9660	1,234,397.2210	1,235,371.4260	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,588,602.5150	221,307.1940	238,356.7430	1,350,044.0000
Hartford International Equity Fund(1)	2,281,915.5608	20,226.3142	8,809.8450	580,670.0000
The Hartford International Growth Fund(2)	6,325,774.0960	186,779.7050	384,277.0950	1,971,035.0000
The Hartford International Opportunities Fund(1)	46,831,061.0516	1,445,422.8014	1,079,285.9866	17,938,960.0000
The Hartford International Small Company Fund(1)	18,420,799.6973	883,492.6553	89,376.1614	1,892,168.0000
The Hartford International Value Fund(1)	63,422,559.5637	225,714.1725	242,196.3108	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,206,006.7725	5,114.2777	4,068.2448	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,029,706.5150	1,276,263.8150	1,271,717.2830	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,600,329.6830	210,653.4240	237,283.3440	1,350,044.0000
Hartford International Equity Fund(1)	2,286,072.5355	17,616.7577	7,262.4268	580,670.0000
The Hartford International Growth Fund(2)	6,352,168.5750	169,568.0580	375,094.2620	1,971,035.0000
The Hartford International Opportunities Fund(1)	46,870,769.9359	1,420,410.3242	1,064,589.5795	17,938,960.0000
The Hartford International Small Company Fund(1)	18,383,479.9740	923,148.0218	87,040.5182	1,892,168.0000
The Hartford International Value Fund(1)	63,426,635.3764	226,064.4446	237,770.2260	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

138

International/Global Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	11,208,520.7079	2,600.3423	4,068.2448	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	26,053,078.4360	1,251,853.0260	1,272,756.1520	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,606,506.4350	204,845.7280	236,914.2890	1,350,044.0000
Hartford International Equity Fund(1)	2,287,237.4384	14,904.4366	8,809.8450	580,670.0000
The Hartford International Growth Fund(2)	6,350,710.2570	175,987.9740	370,132.6640	1,971,035.0000
The Hartford International Opportunities Fund(1)	46,890,446.1300	1,378,005.0685	1,087,318.6411	17,938,960.0000
The Hartford International Small Company Fund(1)	18,333,538.9595	958,907.6941	101,221.8604	1,892,168.0000
The Hartford International Value Fund(1)	63,428,826.3014	229,488.5487	232,155.1969	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Emerging Markets Equity Fund(1)	10,304,676.0552	906,444.9950	4,068.2448	2,013,389.0000
Hartford Global Capital Appreciation Fund(2)	24,056,532.3570	3,169,995.4160	1,351,159.8410	8,529,105.0000
Hartford Global Equity Income Fund(2)	4,501,344.2410	302,081.4730	244,840.7380	1,350,044.0000
Hartford International Equity Fund(1)	2,277,537.9929	24,603.8821	8,809.8450	580,670.0000
The Hartford International Growth Fund(2)	4,950,107.7650	1,551,374.2040	395,348.3270	1,971,035.0000
The Hartford International Opportunities Fund(1)	42,055,558.3323	6,264,777.4012	1,035,434.1061	17,938,960.0000
The Hartford International Small Company Fund(1)	15,163,799.9151	4,128,117.8413	101,750.7576	1,892,168.0000
The Hartford International Value Fund(1)	26,462,874.5417	37,169,495.3821	258,100.1232	16,711,936.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

139

International/Global Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

140

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.

Hartford Emerging Markets Equity Fund (formerly, The Hartford Emerging Markets Research Fund)

Hartford Global Capital Appreciation Fund

Hartford Global Equity Income Fund

Hartford International Equity Fund (formerly, Hartford International Capital Appreciation Fund)

The Hartford International Growth Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The Hartford International Value Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II” and collectively with HMF, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HMF, on behalf of its series listed above (each a “Fund” and collectively, the “Funds”), and HMF II, and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain Funds, shareholders of the Funds were asked to approve the New Agreement, among other proposals.

The New Agreement differs from the Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in

141

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to those Funds for which it currently serves as sub-adviser, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC.

* * * *

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

142

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford Mutual Funds, Inc.

Hartford Environmental Opportunities Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on February 2-3, 2016, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve for an initial two year period an investment management agreement for Hartford Environmental Opportunities Fund (the “Fund”) with Hartford Funds Management Company, LLC (“HFMC”) and a separate investment sub-advisory agreement between HFMC and the Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board and its Investment Committee received presentations from representatives of the Advisers regarding the Fund and its investment strategy.

In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered the Advisers’ organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength and the Board’s past experience with the Advisers with respect to the services they provide to other Hartford Funds.

With respect to HFMC, the Board noted that, under the Agreements, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide administrative services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each of the Hartford Fund’s portfolio management team, and oversight of the portfolio managers to the Hartford Funds. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.

With respect to the Sub-adviser, which would be responsible for the daily investment of the assets of the Fund, among the other services set forth in the sub-advisory agreement, the Board and/or its Investment Committee met with members the Fund’s proposed portfolio management team on November 4, 2015 and February 2, 2016. The Board considered the Sub-adviser’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to environmental-, social-, and governance-related investments.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HFMC that the written compliance policies and procedures of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford Funds’ compliance program as a result of the addition of the Fund.

143

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-adviser. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, composite performance data showing the portfolio management team’s capabilities in managing the Sub-adviser’s Global Environmental Opportunities strategy, noting that the Sub-adviser did not currently manage a registered investment company that uses an investment strategy substantially similar to that proposed for the Fund but does manage other accounts that have a substantially similar principal investment strategy. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process. The Board also considered that the Fund’s strategy to pursue investments that involve sustainability and environmentally-responsible investment criteria may influence the Fund’s performance relative to its benchmark or peers.

Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HFMC’s estimated profitability, the Board considered HFMC’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HFMC would depend on the growth of assets under management. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HFMC and the expected total expense ratios of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to the Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. With respect to the Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses relative to a peer universe of funds derived from information provided by Lipper Inc. (“Lipper”), an independent provider of investment company data, in conjunction with input from an independent financial services consultant engaged by the Board. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of such similar mutual funds are set and potentially material differences between the Fund and its comparable mutual funds. The Board also considered that HFMC had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y shares to 1.30%, 2.05%, 1.05%, 1.60%, 1.30%, 1.00%, 0.90% and 0.90%, respectively, each through February 28, 2017, with each such arrangement automatically renewing on an annual basis unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratio, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were in line with the Lipper peer group average and median for all asset levels. The Board further considered that the Fund’s proposed weighted management fees fell within the 3rd quintile for all asset levels. The Board also considered that the Fund’s estimated total expenses, less Rule 12b-1 fees, were below the Lipper peer group average and median and fell within the 2nd quintile.

144

International/Global Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grows. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HFMC has been active in managing expenses for the Hartford Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would review future growth in the Fund’s assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board noted that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, will serve as principal underwriter of the Fund. As principal underwriter, HFD would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford Funds family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

145

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy, and

https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-GE16  6/16    117964-2    Printed in U.S.A.

A Message From The President

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

Equities struggled to find direction during the six months ended April 30, 2016, the period covered by this report. The S&P 5001 Index finished 2015 in the black,

posting a 1.38% total return after recovering from a correction (a drop of 10% or more) in September. Stocks fell back into correction territory yet again to start the year, before returning to a positive trajectory in mid-February. Despite these fluctuations, however, the bull market that began in 2009 continued into its seventh year.

In December 2015, the U.S. Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected in 2016. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

Low oil prices and weakness in the Chinese economy were two big culprits behind market insecurity in early 2016, alongside worries that the Fed would continue to raise rates in the midst of the uncertain global economic conditions. As the year progressed, oil prices began to normalize, China seemed to stabilize, and the Fed indicated it would move forward with additional rate increases dependent on economic progress, which helped to calm investor anxiety.

In addition to continuing global macroeconomic developments, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Multi-Strategy Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s investment adviser or sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Balanced Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Balanced A2	0.50%	-0.52%	7.27%	5.38%
Balanced A3	-5.03%	-5.99%	6.07%	4.79%
Balanced B2	0.00%	-1.38%	6.34%	4.67%	[4]
Balanced B3	-4.95%	-6.26%	6.03%	4.67%	[4]
Balanced C2	0.11%	-1.20%	6.51%	4.62%
Balanced C3	-0.88%	-2.18%	6.51%	4.62%
Balanced I2	0.69%	-0.22%	7.35%	5.42%
Balanced R3[2]	0.35%	-0.77%	7.02%	5.18%
Balanced R4[2]	0.48%	-0.49%	7.32%	5.46%
Balanced R5[2]	0.67%	-0.17%	7.66%	5.76%
Balanced Y2	0.69%	-0.10%	7.72%	5.84%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%
Barclays Government/Credit Bond Index	3.18%	2.78%	3.87%	5.02%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.14%	0.15%	0.08%	1.11%
Balanced Fund Blended Index	1.46%	1.93%	8.12%	6.26%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on March 31, 2015. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges) which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Balanced Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Class A	1.15%	1.15%
Balanced Class B	1.99%	2.27%
Balanced Class C	1.84%	1.84%
Balanced Class I	0.86%	0.86%
Balanced Class R3	1.40%	1.49%
Balanced Class R4	1.10%	1.16%
Balanced Class R5	0.80%	0.87%
Balanced Class Y	0.74%	0.74%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Fund returned 0.50%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s custom benchmark, 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.46% for the same period. For the same period, the S&P 500 Index returned 0.43%, the Barclays Government/Credit Bond Index returned 3.18%, and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index returned 0.14% The Fund outperformed the -0.55% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ended April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from four, implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Within the S&P 500 Index, Telecommunication Services (+15%), Utilities (+13%), and Consumer Staples (+6%) posted the largest gains, while the Information Technology (-4%), Financials (-2%), and Healthcare (-1%) sectors lagged on a relative basis during the period.

3

The Hartford Balanced Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Fed, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity and emerging markets-linked currencies also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Equity underperformance relative to the S&P 500 Index was driven primarily by underweight allocations to the Telecommunication Services, Utilities, and Consumer Staples sectors; this was only partially offset by the positive impact of underweights to Information Technology and Consumer Discretionary sectors. Security selection within the equity portion of the Fund modestly contributed positively to results relative to the S&P 500 Index, with strong selection in the Consumer Discretionary and Industrials sectors outweighing weaker selection in Financials, Healthcare, and Energy.

Top detractors in the equity portion of the Fund from absolute performance and performance relative to the S&P 500 Index during the period included Norwegian Cruise Lines (Consumer Discretionary), Allegan (Healthcare), and Vertex Pharmaceuticals (Healthcare). Shares of Norwegian Cruise Line, a U.S.-headquartered cruise ship operator, fell during the period on weakened guidance released as part of the company’s first quarter earnings release. Allergan, a global pharmaceutical company, saw its stock price fall as the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Vertex Pharmaceuticals, a U.S.-based pharmaceutical company, fell during the period as the company lowered its guidance for revenues from its newly launched cystic fibrosis drug treatment.

Top contributors to performance relative to the S&P 500 Index in the equity portion of the Fund during the period included Apple (Information Technology), NextEra Energy (Utilities), and Marsh & McLennan (Financials). An underweight to Apple contributed positively to benchmark-relative performance during the period, as shares of the mobile device retailer fell on concerns of slowing iPhone sales growth. Shares of NextEra Energy, a U.S.-based clean energy company, rose during the period on strong earnings that beat consensus expectations. Shares of Marsh & McLennan, a professional services firm that provides advice and solutions in the areas of risk, insurance, strategy, and human capital, rose during the period after the company announced stronger-than-expected earnings results. Dollar General (Consumer Discretionary) was among the top contributors to absolute results during the period.

The fixed income portion of the Fund outperformed Barclays Government/Credit Bond Index during the period. Security selection within investment grade corporate credit was the primary contributor to results relative to the Barclays Government/Credit Bond Index,

4

The Hartford Balanced Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

particularly within Industrials and Financials. An overweight to taxable municipal credit added to relative returns. Additionally, an allocation to agency mortgage backed securities had a positive impact on relative performance. Duration and yield curve positioning detracted from performance relative to the Barclays Government/Credit Bond Index over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The U.S. macroeconomic picture remains largely unchanged. The consumer remains resilient and the housing market continues to display healthy trends, in our view. We believe the combination of higher employment, wage growth, and lower gas prices should continue to benefit the consumer. On the housing front, new home sales, housing starts, and existing home sales have shown consistent growth.

On the equity side, we expect modest growth in the U.S. with continued growth in the Energy and Industrials sectors. The Healthcare and Financials sectors represented the Fund’s largest sector overweights and the Telecommunication Services and Information Technology sectors were the Fund’s largest underweights relative to the S&P 500 Index at the end of the period.

Within fixed income, we ended the period with a moderately pro-cyclical risk posture, continuing to favor financial issuers within investment grade credit and remaining underweight U.S. Treasuries. We continued to hold an out-of-benchmark (Barclays Government/Credit Bond Index) allocation to agency mortgage-backed securities.

At the end of the period, the Fund’s equity exposure was 66% compared to 60% in the Fund’s custom benchmark and at the upper end of the Fund’s 50-70% range.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	66.4%

Total	66.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.4%
Corporate Bonds	14.8
Foreign Government Obligations	0.2
Municipal Bonds	1.0
U.S. Government Agencies	0.8
U.S. Government Securities	14.6

Total	32.8%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.3)

Total	100.0%

5

The Hartford Balanced Income Fund inception 07/31/2006

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Balanced Income A3	3.47%	2.77%	7.68%	7.01%
Balanced Income A4	-2.22%	-2.88%	6.46%	6.39%
Balanced Income B3	3.53%	2.78%	7.47%	6.52%	[5]
Balanced Income B4	-1.47%	-2.15%	7.17%	6.52%	[5]
Balanced Income C3	3.07%	1.99%	6.87%	6.21%
Balanced Income C4	2.07%	1.01%	6.87%	6.21%
Balanced Income I3	3.61%	3.04%	7.94%	9.46%
Balanced Income R3[3]	3.34%	2.48%	7.37%	9.30%
Balanced Income R4[3]	3.55%	2.85%	7.71%	9.63%
Balanced Income R5[3]	3.60%	3.02%	7.97%	9.91%
Balanced Income R6[3]	3.62%	3.08%	8.12%	3.57%
Balanced Income Y3	3.69%	3.17%	8.14%	7.43%
Russell 1000 Value Index	1.93%	-0.40%	10.13%	5.77%
Barclays Corporate Index	4.35%	3.03%	5.10%	6.01%
JP Morgan Emerging Markets Bond Index Plus	6.13%	6.24%	6.18%	7.38%
Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index	2.38%	-1.08%	5.41%	7.56%
Balanced Income Fund Blended Index	3.31%	1.59%	7.62%	6.37%

[1]	Not Annualized
[2]	Inception: 07/31/2006
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Barclays Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays U.S. Aggregate Bond Index.

6

The Hartford Balanced Income Fund

JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index is the 2% issuer cap component of the Barclays U.S. High Yield Index, which is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

Balanced Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus and 5.5% Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

The Hartford Balanced Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Balanced Income Class A	0.95%	0.95%
Balanced Income Class B	1.74%	1.81%
Balanced Income Class C	1.69%	1.69%
Balanced Income Class I	0.69%	0.69%
Balanced Income Class R3	1.24%	1.31%
Balanced Income Class R4	0.94%	1.01%
Balanced Income Class R5	0.69%	0.71%
Balanced Income Class R6	0.64%	0.67%
Balanced Income Class Y	0.61%	0.61%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Lucius T. Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Balanced Income Fund returned 3.47%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Barclays Corporate Index, 5.5% Barclays U.S. Corporate High Yield Bond 2% Issuer Cap Index, and 5.5% JP Morgan Emerging Markets Bond Index Plus) which returned 3.31% for the same period. The Fund also outperformed the 0.15% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents. For the same period, the Barclays Corporate Index returned 4.35%, the Barclays U.S. Corporate High-Yield Bond 2% Issuer Cap Index returned 2.38%, the JP Morgan Emerging Markets Bond Index Plus returned 6.13% and the Russell 1000 Value Index returned 1.93%.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ended April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December 2015. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

8

The Hartford Balanced Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested only two rate increases this year, down from four, implied back in December 2015. The policy statement also removed references to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the FOMC voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25%-0.50%, but insisted that the pace of interest-rate increases would be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund’s asset allocation decisions did not materially impact performance relative to the Fund’s custom benchmark during the period. The equity portion of the Fund’s portfolio outperformed the custom benchmark, driven by security selection in Energy and Consumer Discretionary. An underweight to Financials also contributed positively to performance. The fixed income portion of the Fund also outperformed the custom benchmark, in large part due to the Fund’s underweight to investment grade credit and strong security selection within investment grade credit.

Among the top contributors relative to the Russell 1000 Value Index to the equity portion of the Fund were a lack of holdings in Bank of America (Financials) and Citigroup (Financials), and an overweight to Verizon (Telecommunication Services). Shares of Bank of America, a U.S.-based global financial services company, and Citigroup, a U.S.-based financial services provider, both fell during the period as the U.S. banking sector came under pressure amid fears of a “lower-for-longer” rate environment due to a growth slowdown and concerns about deterioration in asset quality from the

9

The Hartford Balanced Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

oil rout. Not holding either security contributed positively to relative performance. Shares of Verizon, a U.S.-based wireless, broadband, and telecommunications provider, rose after the company announced strong earnings results supported by gains in mobile customer acquisition and FiOS video sales. Johnson & Johnson (Healthcare) and Chevron (Energy) were also top contributors to absolute returns for the period.

Among the top detractors from returns relative to the Russell 1000 Value Index in the equity portion of the Fund were avoidance of AT&T (Telecommunication Services) and Wal-Mart (Consumer Staples) and an overweight position in Wells Fargo (Financials). Shares of AT&T, a telecommunications and digital entertainment services company, outperformed due to solid earnings results and guidance attributed to DIRECTV synergies; not owning the stock detracted from relative performance. Shares of Wal-Mart, a U.S.-based large discount retailer, rose during the period after reporting 10% growth in its e-commerce segment year over year and introducing the “Walmart Pay” app, which allows customers to check out using their phone. Not owning the benchmark constituent detracted from returns during the period. Shares of Wells Fargo, a U.S.-based retail, commercial, and corporate banking services company, detracted from relative performance during the period as the company’s share price fell on interest rate concerns, similar to Bank of America and Citigroup. Intel (Information Technology) and Microsoft (Information Technology) were also top detractors from absolute returns for the period.

The fixed income component of the Fund outperformed the custom benchmark, for the period due primarily to strong security selection within investment grade credit. Security selection within emerging market debt also contributed positively to benchmark-relative outperformance. The Fund’s duration and yield curve positioning contributed modestly to relative performance over the period, primarily due to an overweight to the 10-year portion of the yield curve, as interest rates decreased during the period. Exposure to investment grade index derivatives modestly detracted from relative performance during the period.

What is the outlook?

We continue to seek balance in the portfolio to allow for upside potential, while limiting downside risk. We are cautious yet optimistic as we continue through 2016, and remain diligent in applying our process to find companies that we believe have discounted valuations and superior total return potential.

On the equity side, we believe the portfolio is well-positioned to benefit from continued economic improvements. Based on bottom-up stock decisions in the equity portion of the Fund, we ended the period most overweight Consumer Staples, Utilities, and Telecommunication Services. The Fund’s largest equity underweights at the end of the period were Financials, Consumer Discretionary, and Materials.

On the fixed income side, we maintain a moderately pro-cyclical risk posture and neutral U.S. duration positioning. We continue to believe that capacity constraints will likely pressure inflation higher. Within investment grade credit we favor financial issuers. At the end of the period we were overweight high yield and held an out-of-benchmark allocation to non-agency mortgage-backed securities.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a modest bias towards equities relative to the Fund’s custom benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	45.6%
Preferred Stocks	0.0

Total	45.6%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.7%
Convertible Bonds	0.0
Corporate Bonds	44.1
Foreign Government Obligations	4.3
Municipal Bonds	0.3
Senior Floating Rate Interests	0.1
U.S. Government Securities	0.1

Total	50.6%

Short-Term Investments	2.9
Other Assets & Liabilities	0.9

Total	100.0%

10

The Hartford Checks and Balances Fund inception 05/31/2007

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Checks and Balances A3	0.21%	-1.02%	7.09%	4.95%
Checks and Balances A4	-5.31%	-6.46%	5.89%	4.28%
Checks and Balances B3	-0.23%	-1.80%	6.23%	4.19%
Checks and Balances B4	-4.70%	-6.18%	5.93%	4.19%
Checks and Balances C3	-0.16%	-1.76%	6.28%	4.17%
Checks and Balances C4	-1.05%	-2.63%	6.28%	4.17%
Checks and Balances I3	0.38%	-0.77%	7.37%	5.85%
Checks and Balances R3[3]	0.06%	-1.35%	6.71%	6.07%
Checks and Balances R4[3]	0.19%	-1.07%	7.03%	6.39%
Checks and Balances R5[3]	0.34%	-0.76%	7.36%	6.71%
Russell 3000 Index	0.06%	-0.18%	10.50%	5.67%
S&P 500 Index	0.43%	1.21%	11.02%	5.67%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.82%
Checks and Balances Fund Blended Index	1.19%	1.47%	8.53%	5.71%

[1]	Not Annualized
[2]	Inception: 05/31/2007
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Checks and Balances Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 33.4% Russell 3000 Index, 33.3% S&P 500 Index and 33.3% Barclays U.S. Aggregate Bond Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from HFMC, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Checks and Balances Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Checks and Balances Class A	0.98%	0.98%
Checks and Balances Class B	1.79%	1.79%
Checks and Balances Class C	1.73%	1.73%
Checks and Balances Class I	0.75%	0.75%
Checks and Balances Class R3	1.34%	1.34%
Checks and Balances Class R4	1.04%	1.04%
Checks and Balances Class R5	0.73%	0.73%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

*Effective December 1, 2015, Allison Mortensen joined Vernon J. Meyer as a portfolio manager of the Fund.

How did the Fund perform during the period?

The Class A shares of The Hartford Checks and Balances Fund returned 0.21%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s custom benchmark (33.3% Barclays U.S. Aggregate Bond Index, 33.4% Russell 3000 Index, 33.3% S&P 500 Index), which returned 1.19% for the same period. In comparison, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Russell 3000 Index returned 2.82%, 0.43% and 0.06%, respectively, for the same period. The Fund also underperformed the -0.55% average return of the Lipper Mixed-Asset Target Allocation Growth Funds average, a group of funds that hold between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

The Fund makes equal one-third allocations of its assets to Class Y shares of The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund (“Underlying Funds”). The Underlying Funds may invest in a wide variety of instruments that primarily include U.S. and foreign equity securities and fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Dividend and Growth Fund relative to its benchmark, the Russell 1000 Value Index. The return of The Hartford Capital Appreciation Fund detracted most from performance relative to its benchmark, the S&P 500 Index.

Within The Hartford Dividend and Growth Fund, equity selection contributed positively to performance relative to the S&P 500 Index during the period, primarily due to positive selection within the Healthcare, Industrials, and Energy sectors. This was partially offset by negative equity selection within the Information Technology, Financials, and Consumer Staples sectors. Overall sector allocation, a result of the bottom up equity selection process, also contributed positively to benchmark-relative performance during the period, partly due to the underlying fund’s underweight allocations to Information Technology and Consumer Discretionary and an overweight allocation to Utilities. The underlying fund’s overweight allocation to Financials and underweight to the Consumer Staples sector detracted during the period.

Within The Hartford Capital Appreciation Fund, there was weak equity selection within the Consumer Discretionary, Industrials, and Financials sectors. Equity selection within the Healthcare and Information Technology sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up equity selection, also detracted from

12

The Hartford Checks and Balances Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

benchmark-relative results, primarily driven by the underlying fund’s underweight to the Utilities, Telecommunication Services, and Consumer Staples sectors.

Within The Hartford Total Return Bond Fund, the primary driver of underperformance versus the Barclays U.S. Aggregate Bond Index was the out-of-benchmark allocation to high yield corporate credit, particularly European Financials. The underlying fund’s use of high yield credit default swap indexes as a source of liquidity and to manage overall portfolio risk also detracted from results relative to the Barclays U.S. Aggregate Bond Index. Investment grade credit positioning, in particular security selection within Industrials, benefited performance relative to the Barclays U.S. Aggregate Bond Index.

Derivatives were not utilized at the aggregate fund level during the period but were utilized at the underlying fund level.

What is the outlook?

We continue to believe that the U.S. economy has found its footing, with solid employment trends and healthy consumer spending. We recognize that this may also result in inflation, especially as the Federal Reserve has signaled a more gradual pace of this tightening cycle. We are also beginning to see signs emerging of economic stabilization globally, particularly in developed markets, which should help to move risk assets higher. We are looking for a pickup in emerging markets, which may soon benefit from a more stable U.S. dollar and improving trade prospects once some of the pressures resulting from the slowdown in growth subside. We believe that valuations look attractive in international and emerging market equities. While bouts of volatility appear likely to persist, we still expect the trend in risk assets to be higher, and we still believe that caution is warranted in the fixed income markets as rising rates and reduced liquidity have altered our expected risk return forecast. Based on the recent narrowing of credit spreads and our expectation of continued slow growth offset by the European Central Bank’s expanded asset purchase program, we remain neutral on credit. The Fund will continue to make equal allocations of its assets to the three Underlying Funds.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Composition by Investments

as of April 30, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund	32.9%
The Hartford Dividend and Growth Fund	33.8
The Hartford Total Return Bond Fund	33.3
Other Assets & Liabilities	0.0

Total	100.0%

13

The Hartford Conservative Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks current income and long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Conservative Allocation A2	-0.81%	-5.05%	0.76%	2.75%
Conservative Allocation A3	-6.26%	-10.27%	-0.37%	2.17%
Conservative Allocation B2	-1.12%	-5.77%	-0.04%	2.10%	[4]
Conservative Allocation B3	-5.99%	-10.41%	-0.38%	2.10%	[4]
Conservative Allocation C2	-1.23%	-5.78%	0.01%	2.00%
Conservative Allocation C3	-2.20%	-6.71%	0.01%	2.00%
Conservative Allocation I2	-0.62%	-4.68%	1.07%	3.02%
Conservative Allocation R3[2]	-0.87%	-5.29%	0.46%	2.40%
Conservative Allocation R4[2]	-0.78%	-5.02%	0.75%	2.72%
Conservative Allocation R5[2]	-0.61%	-4.66%	1.05%	3.00%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.95%
Russell 3000 Index	0.06%	-0.18%	10.50%	6.85%
MSCI All Country World ex USA Index	-1.51%	-10.86%	0.33%	2.15%
Conservative Allocation Fund Blended Index	1.81%	0.81%	5.19%	5.50%
MSCI All Country World Index	-0.65%	-5.13%	5.26%	4.44%
Former Conservative Allocation Fund Blended Index	1.88%	0.54%	4.31%	5.13%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period June 4, 2012 through November 30, 2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

14

The Hartford Conservative Allocation Fund

Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. HFMC believes the new benchmarks better reflect the Fund’s revised investment strategy.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Conservative Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 65% Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index. The Former Conservative Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 70% Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from HFMC, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford Conservative Allocation Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Conservative Allocation Class A	1.19%	1.31%
Conservative Allocation Class B	1.94%	2.18%
Conservative Allocation Class C	1.94%	2.05%
Conservative Allocation Class I	0.94%	1.02%
Conservative Allocation Class R3	1.44%	1.65%
Conservative Allocation Class R4	1.14%	1.36%
Conservative Allocation Class R5	0.84%	1.05%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA*

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

* Effective December 1, 2015, Vernon J. Meyer and Allison Mortensen replaced Richard P. Meagher and Wendy M. Cromwell as the portfolio managers of the Fund.

How did the Fund perform during the period?

The Class A shares of The Hartford Conservative Allocation Fund returned -0.81%, before sales charge, for the six-month period ended April 30, 2016, underperforming its custom benchmark**, 65% Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index which returned 1.81%*** for the same period. Individually, the Barclays U.S. Aggregate Bond Index, Russell 3000 Index and the MSCI All Country World ex USA Index returned 2.82%, 0.06%, and -1.51%, respectively, for the same period. The Fund also underperformed the average return of the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with equity weights of 20%-40%, which returned 1.10%.

Why did the Fund perform this way?

The main driver of performance over this period was the underperformance of many of the Fund’s underlying positions relative to their individual benchmarks. In particular, the performance of The Hartford World Bond Fund, Hartford Real Total Return Fund and The Hartford MidCap Fund had the largest negative effect on the Fund’s performance relative to the custom benchmark. Another driver of Fund performance was the asset allocation among underlying funds representing various asset classes. Contribution to performance from asset allocation decisions was mixed over the period. The Fund’s overweight to midcap equities relative to the custom benchmark within domestic equity was helpful, as was the overweight to global bonds within fixed income. However, the Fund was underweight to fixed income relative to its custom benchmark which detracted from returns.

The period began with heightened geopolitical tensions, concerns around the strength of the Chinese economy and declining oil prices where global equities struggled to post positive returns, capped by a sharp sell-off during the beginning of 2016. However, as China instituted a stimulus package, oil prices stabilized and the Federal Reserve (Fed) adjusted its guidance, risk markets retraced their losses from their mid-February lows.

The much anticipated policy divergence came to fruition as the Fed tightened monetary policy in mid-December, while the European Central Bank (ECB) and the Bank of Japan both attempted to stimulate their economies by loosening monetary policy in their respective economic zones. As doubts increased over whether central bank accommodative policies would be effective, equity markets sold off early in the year. The Fed held off from raising

**	Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. The custom benchmark is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 65% Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Index and 10% MSCI All Country World ex USA Index. The former custom benchmark represents the weighted return of 70% Barclays U.S. Aggregate Bond Index and 30% MSCI All Country World Index.
***	The return represents the new custom benchmark for the entire six month period ended April 30, 2016.

16

The Hartford Conservative Allocation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

interest rates and pared back its forecasts for interest rate increases in 2016. In turn, U.S. interest rates decreased and the yield curve flattened. Long duration bonds did better than short duration fixed income as yields fell. This detracted from the Fund’s performance as the Fund was less exposed to longer duration bonds.

While it had been one of the most beaten down sectors, emerging markets equities led the late period rally. Emerging markets’ currencies strengthened over the period, outpacing hard currencies as oil prices stabilized and the political backdrop improved. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The flight to quality that rattled the equity markets sent below investment grade credit yields over 10%, but after a deep slide at the end of 2015, which continued into January, high yield credit saw a swift recovery during the second half of the period. Overall, fixed income sectors posted positive returns over the period as investors sought out less volatile investments, while equity sectors were largely negative, unable to gain the ground lost during the flight to quality. The Fund’s underweight to fixed income relative to the custom benchmark detracted from returns.

For the six month period ended April 30, 2016, U.S. equities outperformed non-U.S. developed equities and emerging market equities outperformed their developed market counterparts. The portfolio’s slight tilt toward growth detracted from performance as value equities rallied over growth equities in April after keeping pace throughout the rest of the period.

The Fund was repositioned in December following changes in portfolio management, strategy and benchmark effective December 1, 2015. As a result of these changes, exposures to global equity markets were reduced and U.S. equity markets were increased.

Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook?

We continue to believe that the U.S. economy has found its footing, with solid employment trends and healthy consumer spending. We recognize that this may also result in inflation, especially as the Fed has signaled a more gradual pace of this tightening cycle.

We are also beginning to see signs emerging of economic stabilization globally, particularly in developed markets, which may help to move risk assets higher. We are looking for a pickup in emerging markets which may soon benefit from a more stable U.S. dollar and improving trade prospects once some of the pressures resulting from the slowdown in growth subside. We believe that valuations look attractive in international and emerging market equities.

While bouts of volatility appear likely to persist, we still expect the trend in risk assets to be higher, and we still believe that caution is warranted in the fixed income markets as rising rates and reduced liquidity have altered our expected risk return forecast. Based on the recent narrowing of credit spreads and our expectation of continued slow growth offset by the ECB’s expanded asset purchase program, we remain neutral on credit.

As of the end of the period, the Fund was overweight U.S. equities relative to its custom benchmark and underweight fixed income relative to its custom benchmark. The Fund remains modestly overweight to equities relative to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount of assets it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign and emerging-markets securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Composition by Investments

as of April 30, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Core Equity Fund	7.9%
Hartford Real Total Return Fund	3.9
Hartford Small Cap Core Fund	3.0
The Hartford Equity Income Fund	7.0
The Hartford Global All-Asset Fund	5.0
The Hartford Growth Opportunities Fund	3.0
The Hartford Inflation Plus Fund	2.0
The Hartford International Opportunities Fund	6.0
The Hartford International Small Company Fund	3.0
The Hartford MidCap Fund	5.9
The Hartford Quality Bond Fund	13.0
The Hartford Short Duration Fund	8.1
The Hartford Strategic Income Fund	10.1
The Hartford Total Return Bond Fund	8.1
The Hartford World Bond Fund	14.1
Other Assets & Liabilities	(0.1)

Total	100.0%

17

The Hartford Global All-Asset Fund inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 month[1]	1 Year	5 Years	Since Inception[2]
Global All-Asset A3	-0.38%	-3.98%	2.31%	5.07%
Global All-Asset A4	-5.86%	-9.26%	1.16%	4.07%
Global All-Asset C3	-0.77%	-4.64%	1.57%	4.30%
Global All-Asset C4	-1.70%	-5.53%	1.57%	4.30%
Global All-Asset I3	-0.29%	-3.80%	2.58%	5.34%
Global All-Asset R3[3]	-0.57%	-4.24%	2.05%	4.80%
Global All-Asset R4[3]	-0.47%	-3.94%	2.36%	5.12%
Global All-Asset R5[3]	-0.87%	-4.36%	2.47%	5.26%
Global All-Asset Y3	-0.29%	-3.62%	2.65%	5.42%
MSCI All Country World Index	-0.65%	-5.13%	5.26%	9.38%
Barclays Global Aggregate Bond Hedged USD Index	3.22%	3.19%	4.44%	4.12%
Global All-Asset Fund Blended Index	1.01%	-1.62%	5.17%	7.51%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Barclays Global Aggregate Bond Hedged USD Index represents the global investment-grade fixed-income markets.

Global All-Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC (HFMC) and represents the weighted return of 60% MSCI All Country World Index and 40% Barclays Global Aggregate Bond Hedged USD Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global All-Asset Class A	1.38%	1.59%
Global All-Asset Class C	2.13%	2.31%
Global All-Asset Class I	1.13%	1.28%
Global All-Asset Class R3	1.63%	1.91%
Global All-Asset Class R4	1.33%	1.62%
Global All-Asset Class R5	1.08%	1.29%
Global All-Asset Class Y	1.03%	1.20%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Consolidated Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Asset Allocation Portfolio Manager

Wellington Management Company LLP

Mark T. Lynch

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global All-Asset Fund returned -0.38%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s custom benchmark (60% MSCI All Country World Index, 40% Barclays Global Aggregate Bond Hedged USD Index), which returned 1.01% for the same period. The Fund also underperformed the -0.18% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return. For the same period, the Barclays Global Aggregate Bond Hedged USD Index returned 3.22% and the MSCI All Country World Index returned -0.65%.

Why did the Fund perform this way?

The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued

to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equity markets plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections. The rally in global equities continued in April, although Japanese securities limped into the close after the Bank of Japan decided against further stimulus, leading to an equity sell-off. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities outperformed their developed market counterparts.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing

19

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Fed, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The ECB cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The BOJ unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance on further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; Federal Open Market Committee members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies. Most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

As part of the asset allocation process, we implemented global thematic ideas based on research regarding macroeconomic and structural trends. Some of the global thematic ideas we implemented during the period include global industry analyst best ideas, India awakes, meaningful European reform and absolute return fixed income. The Fund’s underperformance relative to the custom benchmark was driven by applying our global industry analyst best ideas thematic approach to a portion of the Fund. This thematic approach invests in our global industry analysts’ highest conviction stock ideas. Within this portion of the Fund, security selection was the main driver of benchmark-relative underperformance, in particular security selection in the Consumer Staples, Materials, and Healthcare sectors. Within the Fund’s thematic allocations, the main detractors during the period were exposures related to our India awakes thematic approach, which invests in areas based on the belief that the new government’s reform agenda will boost productivity and ultimately income growth, and our absolute return fixed income theme, which includes fixed income and currency strategies that have the potential to provide attractive returns relative to core fixed income sectors where volatility is elevated. Within our India awakes theme, underperformance was driven by broad exposure to Indian equities, in particular exposures to the Industrials and Financials sectors.

While being a significant alpha contributor in past years, the Fund’s allocation to absolute return fixed income and currency strategies had a challenging period. Our long U.S. dollar versus the euro and yen positioning was the most notable area of weakness. Our meaningful European reform theme, investments in areas that seek to take advantage of under appreciated areas of the market caused by the reforms due to the crisis in southern Europe, was another detractor during the period; the theme’s exposure to European bank debt detracted from performance as concerns about slowing growth, non-performing loans, and bank profitability in a negative interest rate environment led to a widening of bank spreads. This was somewhat offset by exposure to European equities within the theme, which contributed positively to performance.

The top thematic contributors were activist governments and opportunistic emerging market debt. Activist governments invest in areas that seek to benefit from governments willing to intervene in asset markets in order to generate economic growth, primarily through extraordinary loose monetary policy. Opportunistic emerging market debt invest in areas that seek to benefit from improving growth trends in most of the major developed-market economies, which we believe are beginning to gradually filter through to some emerging market countries. The positive performance of our precious metal equities and inflation-linked bond exposure (primarily U.S. TIPS) in our activist governments theme partly reflects the rise in inflation expectations that took place towards the end of the

20

The Hartford Global All-Asset Fund (consolidated)

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

period. The Fed continues to highlight that its 2% inflation target is symmetrical, and we believe officials will tolerate a temporary overshoot in order to allow the U.S. economy to gain greater momentum. Exposure to Brazilian, Mexican, and Argentine debt was the primary source of strength within opportunistic emerging markets. Emerging Markets have had to weather a perfect storm, including a slump in commodity prices and a sharp decline in Chinese import demand last year, all within the context of tighter global financial conditions. However, we believe that fundamentals are beginning to stabilize and that many of the harder-hit economies should be able to reduce interest rates in the coming months.

Derivatives, such as futures and forwards, were used to help implement the Fund’s strategy primarily to gain exposure to different asset classes. Over the period, derivatives modestly detracted from performance.

What is the outlook?

We are continually searching the global capital markets for niche opportunities with the potential for significant returns. Our research, in conjunction with several of our industry analysts, has led us to the area of automotive technology, which we believe offers a secular growth opportunity that is not reflected in current market valuations. While fully autonomous self-driving cars may still be some time off, the technological content required in autos for safety, efficiency and entertainment is accelerating meaningfully, regardless of the macro uncertainties that created volatility this period. We have called this theme automotive technology and it includes companies embedded in the auto technology supply chain.

Our research continues to suggest that India has significant potential to enhance productivity and increase consumer incomes. We believe that India remains one of the last untapped pools of labor, which should provide significant long term growth prospects. At the same time, falling interest rates and the improving fiscal situation set out in the February budget provide what we feel is an attractive cyclical backdrop that will ultimately help the government enact its reform agenda. We have been frustrated by the performance of this theme thus far, but believe Indian equities that are focused on these infrastructure reforms offer attractive multi-year return prospects.

We continue to believe that an allocation to absolute return strategies has the potential to provide attractive returns relative to core fixed income sectors where valuations now appear quite extended.

We believe that market volatility that characterized the start of the year is likely to continue and that the current dislocations in financial markets are creating compelling opportunities to generate long term investment returns. From an equity perspective, we ended the period overweight European equities and emerging market equities, primarily those of India and South Korea, and underweight U.S. equities. Within the fixed income portion of the Fund, we ended the period overweight global inflation-linked bonds, high yield, emerging market debt, and bank loans, and underweight investment grade credit and U.S. Treasuries.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds can have a greater risk of price volatility illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Commodities may be more volatile than investments in traditional securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	61.8%
Exchange Traded Funds	5.7
Preferred Stocks	0.2
Warrants	0.1

Total	67.8%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	5.8%
Corporate Bonds	3.7
Foreign Government Obligations	7.9
U.S. Government Agencies	9.1
U.S. Government Securities	4.1

Total	30.6%

Short-Term Investments	6.1
Purchased Options	0.1
Other Assets & Liabilities	(4.6)

Total	100.0%

21

The Hartford Growth Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Allocation A2	-3.19%	-8.94%	3.81%	3.82%
Growth Allocation A3	-8.52%	-13.95%	2.64%	3.24%
Growth Allocation B2	-3.64%	-9.74%	2.94%	3.18%	[4]
Growth Allocation B3	-8.20%	-14.01%	2.64%	3.18%	[4]
Growth Allocation C2	-3.56%	-9.61%	3.05%	3.07%
Growth Allocation C3	-4.47%	-10.46%	3.05%	3.07%
Growth Allocation I2	-3.04%	-8.59%	4.15%	4.17%
Growth Allocation R3[2]	-3.34%	-9.21%	3.50%	3.51%
Growth Allocation R4[2]	-3.22%	-8.92%	3.81%	3.84%
Growth Allocation R5[2]	-3.06%	-8.73%	4.11%	4.12%
Russell 3000 Index	0.06%	-0.18%	10.50%	6.85%
MSCI All Country World ex USA Index	-1.51%	-10.86%	0.33%	2.15%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.95%
Growth Allocation Fund Blended Index	0.30%	-2.21%	6.70%	5.59%
MSCI All Country World Index	-0.65%	-5.13%	5.26%	4.44%
Former Growth Allocation Fund Blended Index	0.12%	-3.43%	5.09%	4.79%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period June 4, 2012 through May 31, 2014, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

22

The Hartford Growth Allocation Fund

Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. HFMC believes the new benchmarks better reflect the Fund’s revised investment strategy.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Growth Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 55% Russell 3000 Index, 25% MSCI All Country World ex USA Index and 20% Barclays U.S. Aggregate Bond Index. The Former Growth Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from HFMC, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford Growth Allocation Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Allocation Class A	1.44%	1.44%
Growth Allocation Class B	2.25%	2.34%
Growth Allocation Class C	2.17%	2.17%
Growth Allocation Class I	1.12%	1.12%
Growth Allocation Class R3	1.70%	1.76%
Growth Allocation Class R4	1.40%	1.46%
Growth Allocation Class R5	1.10%	1.16%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

* Effective December 1, 2015, Allison Mortensen joined Vernon J. Meyer as a portfolio manager of the Fund.

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Allocation Fund returned -3.19%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s custom benchmark**, 55% Russell 3000 Index, 25% MSCI All Country World ex USA Index and 20% Barclays U.S. Aggregate Bond Index, which returned 0.30%*** for the same period. In comparison, the Russell 3000 Index, MSCI All Country World ex USA Index, and the Barclays U.S. Aggregate Bond Index returned 0.06%, -1.51% and 2.82%, respectively, for the same period. The Fund underperformed the -0.55% average return of the Lipper Mixed-Asset Target Growth Funds category, a group of funds with equity weights of 60%-80%.

Why did the Fund perform this way?

The main driver of performance over this period was the underperformance of many of the Fund’s underlying positions relative to their individual benchmarks. In particular, the performance of The Hartford International Opportunities Fund, The Hartford MidCap Fund and The Hartford International Small Company Fund had the largest negative effect on the Fund’s performance relative to the custom benchmark. The Hartford Global Capital Appreciation

Fund, which was included in the Fund through December 1, 2015, contributed positively to performance relative to the custom benchmark. Another driver of Fund performance was the asset allocation among underlying funds representing various asset classes. Contribution to performance from asset allocation decisions was mixed over the period. The Fund’s overweight to midcap equities relative to the custom benchmark within domestic equity was helpful as was the overweight to global bonds within fixed income. However, the Fund was underweight to fixed income relative to its custom benchmark which detracted from returns.

The period began with heightened geopolitical tensions, concerns around the strength of the Chinese economy and declining oil prices where global equities struggled to post positive returns, capped by a sharp sell-off during the beginning of 2016. However, as China instituted a stimulus package, oil prices stabilized and the Federal Reserve (Fed) adjusted its guidance, risk markets retraced their losses from their mid-February lows.

The much anticipated policy divergence came to fruition as the Fed tightened monetary policy in mid-December, while the European

**	Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. The custom benchmark is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 55% Russell 3000 Index, 25% MSCI All Country World ex USA Index and 20% Barclays U.S. Aggregate Bond Index. The former custom benchmark represents the weighted return of 80% MSCI All Country World Index and 20% Barclays U.S. Aggregate Bond Index.
***	The return represents the new custom benchmark for the entire six month period ended April 30, 2016.

24

The Hartford Growth Allocation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Central Bank (ECB) and the Bank of Japan both attempted to stimulate their economies by loosening monetary policy in their respective economic zones. As doubts that central bank accommodative policies would be effective, equity markets sold off early in the year. The Fed held off from raising interest rates and pared back its forecasts for interest rate increases in 2016. In turn, U.S. interest rates decreased and the yield curve flattened. Long duration bonds did better than short duration fixed income as yields fell. This detracted from the Fund’s performance as the Fund was less exposed to longer duration bonds.

While it had been one of the most beaten down sectors, emerging markets equities led the late period rally. Emerging markets’ currencies strengthened over the period, outpacing hard currencies as oil prices stabilized and the political backdrop improved. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The flight to quality that rattled the equity markets sent below investment grade credit yields over 10%, but after a deep slide at the end of 2015, which continued into January, high yield credit saw a swift recovery during the second half of the period. Overall, fixed income sectors posted positive returns over the period as investors sought out less volatile investments, while equity sectors were largely negative, unable to gain the ground lost during the flight to quality. The Fund’s underweight to fixed income relative to its custom benchmark detracted from returns.

For the six month period ended April 30, 2016, U.S. equities outperformed non-U.S. developed equities and emerging market equities outperformed their developed market counterparts. The Fund’s slight tilt toward growth detracted from performance as value equities rallied over growth equities in April after keeping pace throughout the rest of the period.

The Fund was repositioned in December following changes in the strategy and benchmark effective December 1, 2015. As a result of these changes, exposures to global equity markets were reduced and U.S. equity markets were increased.

Derivatives were not used at the Fund level during the period, although they were used at the underlying fund level.

What is the outlook?

We continue to believe that the U.S. economy has found its footing, with solid employment trends and healthy consumer spending. We recognize that this may also result in inflation, especially as the Fed has signaled a more gradual pace of this tightening cycle.

We are also beginning to see signs emerging of economic stabilization globally, particularly in developed markets, which may help to move risk assets higher. We are looking for a pickup in emerging markets, which may soon benefit from a more stable U.S. dollar and improving trade prospects once some of the pressures resulting from the slowdown in growth subside. We believe that valuations look attractive in international and emerging market equities.

While bouts of volatility appear likely to persist, we still expect the trend in risk assets to be higher, and we still believe that caution is warranted in the fixed income markets as rising rates and reduced liquidity have altered our expected risk return forecast. Based on the recent narrowing of credit spreads and our expectation of continued slow growth offset by the ECB’s expanded asset purchase program, we remain neutral on credit.

As of the end of the period, the Fund was overweight U.S. equities and relatively underweight fixed income relative to the custom benchmark. The Fund remains modestly overweight to equities relative to its custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount invested in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Composition by Investments

as of April 30, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Core Equity Fund	16.1%
Hartford Real Total Return Fund	2.7
Hartford Small Cap Core Fund	10.0
The Hartford Equity Income Fund	10.1
The Hartford Global All-Asset Fund	4.0
The Hartford Growth Opportunities Fund	9.1
The Hartford International Opportunities Fund	13.1
The Hartford International Small Company Fund	9.1
The Hartford MidCap Fund	12.1
The Hartford Quality Bond Fund	3.8
The Hartford Short Duration Fund	2.0
The Hartford Strategic Income Fund	4.1
The Hartford World Bond Fund	3.9
Other Assets & Liabilities	(0.1)

Total	100.0%

25

Hartford Moderate Allocation Fund inception 05/28/2004

(advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”))	Investment objective – The Fund seeks long-term capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Moderate Allocation A2	-1.79%	-6.35%	2.18%	3.22%
Moderate Allocation A3	-7.19%	-11.51%	1.03%	2.64%
Moderate Allocation B2	-2.31%	-7.22%	1.32%	2.56%	[4]
Moderate Allocation B3	-6.87%	-11.55%	0.99%	2.56%	[4]
Moderate Allocation C2	-2.19%	-7.03%	1.43%	2.46%
Moderate Allocation C3	-3.10%	-7.90%	1.43%	2.46%
Moderate Allocation I2	-1.69%	-6.10%	2.49%	3.52%
Moderate Allocation R3[2]	-1.99%	-6.67%	1.83%	2.87%
Moderate Allocation R4[2]	-1.80%	-6.37%	2.15%	3.20%
Moderate Allocation R5[2]	-1.63%	-6.12%	2.45%	3.48%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.95%
Russell 3000 Index	0.06%	-0.18%	10.50%	6.85%
MSCI All Country World ex USA Index	-1.51%	-10.86%	0.33%	2.15%
Moderate Allocation Fund Blended Index	0.97%	-1.00%	5.91%	5.55%
MSCI All Country World Index	-0.65%	-5.13%	5.26%	4.44%
Former Moderate Allocation Fund Blended Index	1.02%	-1.40%	4.76%	5.06%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-advisers, Hartford Investment Management Company and Wellington Management Company LLP (“Wellington Management”). For the period June 4, 2012 through November 30, 2015, Wellington Management served as the sub-adviser to the Fund, using a modified investment strategy. Prior to June 4, 2012, Hartford Investment Management Company served as the sub-adviser to the Fund, using a modified investment strategy.

26

Hartford Moderate Allocation Fund

Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. HFMC believes the new benchmarks better reflect the Fund’s revised investment strategy.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

Moderate Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 40% Barclays U.S. Aggregate Bond Index , 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index. The Former Moderate Allocation Fund Blended Index is calculated by HFMC and represents the weighted return of 55% MSCI All Country World Index and 45% Barclays U.S. Aggregate Bond Index.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from HFMC, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

Hartford Moderate Allocation Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Moderate Allocation Class A	1.32%	1.32%
Moderate Allocation Class B	2.15%	2.20%
Moderate Allocation Class C	2.06%	2.06%
Moderate Allocation Class I	1.01%	1.01%
Moderate Allocation Class R3	1.65%	1.66%
Moderate Allocation Class R4	1.35%	1.36%
Moderate Allocation Class R5	1.05%	1.06%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Vernon J. Meyer, CFA*

Managing Director and Chief Investment Officer

Hartford Funds Management Company, LLC

Allison Z. Mortensen, CFA*

Managing Director and Head of Multi-Asset Solutions

Hartford Funds Management Company, LLC

* Effective December 1, 2015, Vernon J. Meyer and Allison Mortensen replaced Richard P. Meagher and Wendy M. Cromwell as the portfolio managers of the Fund.

How did the Fund perform during the period?

The Class A shares of the Hartford Moderate Allocation Fund returned -1.79%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s custom benchmark** 40% Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index, which returned 0.97%*** for the same period. Individually, the Barclays U.S. Aggregate Bond Index, Russell 3000 Index, and the MSCI All Country World ex USA Index returned 2.82%, 0.06% and -1.51%, respectively, for the same period. The Fund also underperformed the average return of the Lipper Mixed-Asset Target Moderate Funds category, a group of funds with equity weights of 40%-60%, which returned, 0.16%.

Why did the Fund perform this way?

The main driver of performance over this period was the underperformance of many of the Fund’s underlying positions relative to their individual benchmarks. In particular, the performance of the Hartford Real Total Return Fund, The Hartford International Small Company Fund and The Hartford World Bond Fund had the largest negative effect on the Fund’s performance relative to the custom benchmark. Another driver of Fund performance was the asset allocation among underlying funds representing various asset classes. Contribution to performance from asset allocation decisions was mixed over the period. The Fund’s overweight to midcap equities relative to the custom benchmark within domestic equity was helpful, as was the overweight to global bonds within fixed income. However, the Fund was underweight to fixed income generally, which detracted from returns.

The period began with heightened geopolitical tensions, concerns around the strength of the Chinese economy and declining oil prices where global equities struggled to post positive returns, capped by a sharp sell-off during the beginning of 2016. However, as China instituted a stimulus package, oil prices stabilized and the Federal Reserve (Fed) adjusted its guidance, risk markets retraced their losses from their mid-February lows.

The much anticipated policy divergence came to fruition as the Fed tightened monetary policy in mid-December, while the European Central Bank (ECB) and the Bank of Japan both attempted to stimulate their economies by loosening monetary policy in their respective economic zones. As doubts increased over whether central bank accommodative policies would be effective, equity

**	Effective December 1, 2015, the Fund’s equity benchmark changed from the MSCI All Country World Index to the Russell 3000 Index and the MSCI All Country World ex USA Index. The custom benchmark is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 40% Barclays U.S. Aggregate Bond Index, 40% Russell 3000 Index and 20% MSCI All Country World ex USA Index. The former custom benchmark represents the weighted return of 55% MSCI All Country World Index and 45% Barclays U.S. Aggregate Bond Index.
***	The return represents the new custom benchmark for the entire six month period ended April 30, 2016.

28

Hartford Moderate Allocation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

markets sold off early in the year. The Fed held off from raising interest rates and pared back its forecasts for interest rate increases in 2016. In turn, U.S. interest rates decreased and the yield curve flattened. Long duration bonds did better than short duration fixed income as yields fell. This detracted from the Fund’s performance as the Fund was less exposed to longer duration bonds.

While it had been one of the most beaten down sectors, emerging markets equities led the late period rally. Emerging markets’ currencies strengthened over the period, outpacing hard currencies as oil prices stabilized and the political backdrop improved. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The flight to quality that rattled the equity markets sent below investment grade credit yields over 10%, but after a deep slide at the end of 2016 which continued into January, high yield credit saw a swift recovery during the second half of the period. Overall, fixed income sectors posted positive returns over the period as investors sought out less volatile investments, while equity sectors were largely negative, unable to gain the ground lost during the flight to quality.

For the six month period ended April 30, 2016, U.S. equities outperformed non-U.S. developed equities and emerging market equities outperformed their developed market counterparts. The portfolio’s slight tilt toward growth detracted from performance as value equities rallied over growth equities in April after keeping pace throughout the rest of the period.

The Fund was repositioned in December following changes in portfolio management, strategy, and the benchmark effective December 1, 2015. As a result of these changes, exposures to global equity markets were reduced and U.S. equity markets were increased.

Derivatives were not utilized at the aggregate fund level during the period but were used at the underlying fund level.

What is the outlook?

We continue to believe that the U.S. economy has found its footing, with solid employment trends and healthy consumer spending. We recognize that this may also result in inflation, especially as the Fed has signaled a more gradual pace of this tightening cycle.

We are also beginning to see signs emerging of economic stabilization globally, particularly in developed markets, which may help to move risk assets higher. We are looking for a pickup in emerging markets, which may soon benefit from a more stable U.S. dollar and improving trade prospects once some of the pressures resulting from the slowdown in growth subside. We believe that valuations look attractive in international and emerging market equities.

While bouts of volatility appear likely to persist, we still expect the trend in risk assets to be higher, and we still believe that caution is warranted in the fixed income markets as rising rates and reduced liquidity have altered the Fund’s expected risk return forecast. Based on the recent narrowing of credit spreads and our expectation of continued slow growth offset by the ECB’s expanded asset purchase program, we remain neutral on credit.

As of the end of the period, the Fund was overweight U.S. equities and underweight fixed income compared to the Fund’s custom benchmark. The Fund remains modestly overweight to equities relative to the Fund’s custom benchmark. In the U.S., we have a slight preference for small cap equities as we believe they are more shielded from export pressures in a strengthening dollar environment.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the Investment Manager’s allocation among those Underlying Funds. The Fund is subject to the risks of the Underlying Funds, including high portfolio turnover, in direct proportion to the amount it invests in each Underlying Fund. The Underlying Funds are subject to the risks of the general equity market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, duration, and interest-rate risk), high-yield (“junk”) bonds, mortgage- and asset-backed securities, and derivatives.

Composition by Investments

as of April 30, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
Hartford Core Equity Fund	14.1%
Hartford Real Total Return Fund	3.6
Hartford Small Cap Core Fund	7.0
The Hartford Equity Income Fund	8.1
The Hartford Global All-Asset Fund	5.1
The Hartford Growth Opportunities Fund	5.1
The Hartford International Opportunities Fund	10.1
The Hartford International Small Company Fund	7.0
The Hartford MidCap Fund	9.0
The Hartford Quality Bond Fund	8.9
The Hartford Short Duration Fund	2.0
The Hartford Strategic Income Fund	9.2
The Hartford World Bond Fund	10.9
Other Assets & Liabilities	(0.1)

Total	100.0%

29

Hartford Multi-Asset Income Fund inception 04/30/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Multi-Asset Income A3	-0.45%	-5.73%	-1.62%
Multi-Asset Income A4	-4.93%	-9.97%	-3.86%
Multi-Asset Income C3	-0.84%	-6.36%	-2.34%
Multi-Asset Income C4	-1.80%	-7.26%	-2.34%
Multi-Asset Income I3	-0.33%	-5.37%	-1.32%
Multi-Asset Income R3[3]	-0.61%	-5.92%	-1.88%
Multi-Asset Income R4[3]	-0.45%	-5.63%	-1.58%
Multi-Asset Income R5[3]	-0.36%	-5.44%	-1.39%
Multi-Asset Income Y3	-0.28%	-5.32%	-1.28%
MSCI All Country World Index	-0.65%	-5.13%	1.23%
Bank of America Merrill Lynch Global High Yield Constrained Index	3.24%	0.31%	-0.37%
Credit Suisse Leveraged Loan Index	1.36%	-0.13%	1.68%
JP Morgan Emerging Markets Bond Index Plus	6.13%	6.24%	5.21%
Multi-Asset Income Fund Blended Index	2.34%	0.03%	1.98%

[1]	Not Annaulized
[2]	Inception: 04/30/2014
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries with an investment grade foreign currency long-term debt rating (based on a composite of Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Services). The index is weighted by outstanding issuance, but constrained such that the percentage of any one issuer may not represent more than 2% of the Index.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

JP Morgan Emerging Markets Bond Index Plus is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets. It includes U.S. dollar denominated Brady bonds, Eurobonds, and traded loans issued by sovereign entities. Only issues with a current face amount outstanding of $500 million or more and a remaining life of greater than 2.5 years are eligible for inclusion.

Multi-Asset Income Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 30% MSCI All Country World Index, 23.4% Bank of America Merrill Lynch Global High Yield Constrained Index, 23.3% Credit Suisse Leveraged Loan Index and 23.3% JP Morgan Emerging Markets Bond Index Plus.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

30

Hartford Multi-Asset Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Multi-Asset Income Class A	1.16%	1.26%
Multi-Asset Income Class C	1.91%	1.98%
Multi-Asset Income Class I	0.91%	0.96%
Multi-Asset Income Class R3	1.46%	1.64%
Multi-Asset Income Class R4	1.16%	1.34%
Multi-Asset Income Class R5	0.97%	1.04%
Multi-Asset Income Class Y	0.87%	0.94%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Richard P. Meagher, CFA

Managing Director, Multi-Asset Strategist and Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lutz-Peter Wilke

Vice President and Multi-Asset Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Multi-Asset Income Fund returned -0.45%, before sales charge, for the six-month period ended April 30, 2016, underperforming its custom benchmark (30% MSCI All Country World Index/23% Bank of America Merrill Lynch Global High Yield Constrained Index/23% JP Morgan Emerging Markets Bond Index Plus/23% Credit Suisse Leveraged Loan Index), which returned 2.34% for the same period. The Fund also underperformed the -0.18% average return of the Lipper Flexible Portfolio Funds category, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments with a focus on total return. For the same period, the MSCI All Country World Index returned -0.65%, the Bank of America Merrill Lynch Global High Yield Constrained Index returned 3.24%, the JP Morgan Emerging Markets Bond Index Plus returned 6.13%, and the Credit Suisse Leveraged Loan Index returned 1.36%.

Why did the Fund perform this way?

The period ended April 30, 2016 was marked by divergences in monetary policy and volatility in the market. At the end of 2015, the

Federal Reserve increased interest rates, and then 2016 got off to a volatile start as Chinese equity markets plunged in early January, sparking a global flight to quality trade. Extended monetary policy accommodation by major central banks eventually prompted a recovery in risk assets, leading to a rebound in energy prices and equities, particularly commodity-related ones. During the period, U.S. equities outperformed non-U.S. equities, although emerging market equities outperformed their developed market counterparts.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. In particular, developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, and most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s outlook.

31

Hartford Multi-Asset Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The key detractor from the Fund’s benchmark-relative performance over the period was the fixed income allocation within the Fund’s credit exposures. Most notably the Fund’s exposure to high yield investments, in particular an allocation to contingent convertibles, detracted from relative returns. Opportunistic allocations to commercial, non-agency mortgage-backed securities, and bank loans also detracted from performance, as did underweight exposure to emerging markets debt. However this was partially offset by the Fund’s allocation to nominal government bonds, which contributed positively to relative performance.

Our allocation to Master Limited Partnerships (MLPs) was another detractor from relative performance over the period. The MLP sector significantly underperformed the rest of the fixed income sector set due to the continued energy market selloff throughout the period. Even though the rebound in energy prices towards the end of the period did benefit MLPs, the sector did not recover all of its losses. On the other hand, the Fund’s modest underweight to equities was a positive contributor during the period, as fixed income outperformed equities. Within the Fund’s equity exposures, our allocations to higher dividend yielding equities in the Financials, Telecommunication Services and Utilities sectors were additive to relative performance.

In addition to using derivatives for managing the Fund’s currency exposures, we tactically managed exposures to high yield credit, investment grade credit and commercial mortgage backed securities through credit default swap index exposure. Additionally, we utilized derivatives in the Fund to tactically manage duration. Over the period, derivatives detracted from relative performance, in particular the Fund’s currency hedging activities, given the weakness in the U.S. dollar.

What is the outlook?

Despite the generally improved market environment of the last two months of the period, we feel there are a number of policy and economic risks on the immediate horizon. The June vote on the U.K.’s proposed exit from the E.U. and the Fed meeting are key event risks that global markets will need to navigate. Market sentiment will also likely be driven by indications about the sustainability of the recent recovery in Chinese growth indicators, and commodity markets more generally. Faced with these uncertainties, we believe a degree of market hedging remains prudent, although we continue to have a constructive view on income assets, with a bias towards credit over equities based on relative valuations. This is reflected in the Fund’s exposure to high yield credit and securitized products, in particular agency and non-agency mortgage-backed securities. We retained a more modest exposure to income oriented equities, although we maintained the Fund’s exposure to equity-linked notes, which we think are an attractive source of income in the current more volatile market environment. At the end of the period, the Fund’s allocation between fixed income and equities was close to its strategic allocation of 70% in fixed income credit and 30% in global equities.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. Investing in an exchange-traded fund (“ETF”) exposes the Fund to all of the risks of that ETF and, in general, subjects the Fund to a pro rata portion of the ETF’s fees and expenses. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

32

Hartford Multi-Asset Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	16.7%
Exchange Traded Funds	9.6

Total	26.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	5.8%
Convertible Bonds	0.0
Corporate Bonds	25.7
Equity Linked Securities	11.4
Foreign Government Obligations	4.4
Municipal Bonds	0.3
Senior Floating Rate Interests	16.1
U.S. Government Agencies	5.4
U.S. Government Securities	2.5

Total	71.6%

Short-Term Investments	5.5
Purchased Options	0.1
Other Assets & Liabilities	(3.5)

Total	100.0%

33

Multi-Strategy Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2015 through April 30, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Hartford Balanced Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,005.00	$5.73	$1,000.00	$1,019.15	$5.77	1.15%	182	366
Class B	$1,000.00	$1,000.00	$10.14	$1,000.00	$1,014.72	$10.22	2.04%	182	366
Class C	$1,000.00	$1,001.10	$9.15	$1,000.00	$1,015.71	$9.22	1.84%	182	366
Class I	$1,000.00	$1,006.90	$4.09	$1,000.00	$1,020.79	$4.12	0.82%	182	366
Class R3	$1,000.00	$1,003.50	$7.02	$1,000.00	$1,017.85	$7.07	1.41%	182	366
Class R4	$1,000.00	$1,004.80	$5.53	$1,000.00	$1,019.34	$5.57	1.11%	182	366
Class R5	$1,000.00	$1,006.70	$4.04	$1,000.00	$1,020.84	$4.07	0.81%	182	366
Class Y	$1,000.00	$1,006.90	$3.69	$1,000.00	$1,021.18	$3.72	0.74%	182	366

34

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Balanced Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,034.70	$4.86	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class B	$1,000.00	$1,035.30	$5.06	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class C	$1,000.00	$1,030.70	$8.53	$1,000.00	$1,016.46	$8.47	1.69%	182	366
Class I	$1,000.00	$1,036.10	$3.49	$1,000.00	$1,021.43	$3.47	0.69%	182	366
Class R3	$1,000.00	$1,033.40	$6.32	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class R4	$1,000.00	$1,035.50	$4.81	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class R5	$1,000.00	$1,036.00	$3.54	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class R6	$1,000.00	$1,036.20	$3.14	$1,000.00	$1,021.78	$3.12	0.62%	182	366
Class Y	$1,000.00	$1,036.90	$3.14	$1,000.00	$1,021.78	$3.12	0.62%	182	366

The Hartford Checks and Balances Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.10	$1.99	$1,000.00	$1,022.87	$2.01	0.40%	182	366
Class B	$1,000.00	$997.70	$6.06	$1,000.00	$1,018.80	$6.12	1.22%	182	366
Class C	$1,000.00	$998.40	$5.71	$1,000.00	$1,019.15	$5.77	1.15%	182	366
Class I	$1,000.00	$1,003.80	$0.90	$1,000.00	$1,023.97	$0.91	0.18%	182	366
Class R3	$1,000.00	$1,000.60	$3.78	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class R4	$1,000.00	$1,001.90	$2.29	$1,000.00	$1,022.58	$2.31	0.46%	182	366
Class R5	$1,000.00	$1,003.40	$0.75	$1,000.00	$1,024.12	$0.75	0.15%	182	366

(1)	Ratios do not include expenses of the Underlying Funds, if any.

The Hartford Conservative Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$991.90	$2.62	$1,000.00	$1,022.23	$2.66	0.53%	182	366
Class B	$1,000.00	$988.80	$6.33	$1,000.00	$1,018.50	$6.42	1.28%	182	366
Class C	$1,000.00	$987.70	$6.33	$1,000.00	$1,018.50	$6.42	1.28%	182	366
Class I	$1,000.00	$993.80	$1.34	$1,000.00	$1,023.52	$1.36	0.27%	182	366
Class R3	$1,000.00	$991.30	$3.86	$1,000.00	$1,020.99	$3.92	0.78%	182	366
Class R4	$1,000.00	$992.20	$2.38	$1,000.00	$1,022.48	$2.41	0.48%	182	366
Class R5	$1,000.00	$993.90	$0.89	$1,000.00	$1,023.97	$0.91	0.18%	182	366

(1)	Ratios do not include expenses of the Underlying Funds, if any.

35

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

The Hartford Global All-Asset Fund (consolidated)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$996.20	$6.25	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class C	$1,000.00	$992.30	$9.96	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class I	$1,000.00	$997.10	$5.02	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R3	$1,000.00	$994.30	$7.49	$1,000.00	$1,017.36	$7.57	1.51%	182	366
Class R4	$1,000.00	$995.30	$6.00	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class R5	$1,000.00	$991.30	$4.75	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class Y	$1,000.00	$997.10	$4.52	$1,000.00	$1,020.34	$4.57	0.91%	182	366

The Hartford Growth Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$968.10	$2.74	$1,000.00	$1,022.08	$2.82	0.56%	182	366
Class B	$1,000.00	$963.60	$7.13	$1,000.00	$1,017.60	$7.32	1.46%	182	366
Class C	$1,000.00	$964.40	$6.35	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class I	$1,000.00	$969.60	$1.13	$1,000.00	$1,023.72	$1.16	0.23%	182	366
Class R3	$1,000.00	$966.60	$4.21	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class R4	$1,000.00	$967.80	$2.74	$1,000.00	$1,022.08	$2.82	0.56%	182	366
Class R5	$1,000.00	$969.40	$1.27	$1,000.00	$1,023.57	$1.31	0.26%	182	366

(1)	Ratios do not include expenses of the Underlying Funds, if any.

Hartford Moderate Allocation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$982.10	$2.66	$1,000.00	$1,022.18	$2.72	0.54%	182	366
Class B	$1,000.00	$976.90	$7.08	$1,000.00	$1,017.70	$7.22	1.44%	182	366
Class C	$1,000.00	$978.10	$6.25	$1,000.00	$1,018.55	$6.37	1.27%	182	366
Class I	$1,000.00	$983.10	$1.13	$1,000.00	$1,023.72	$1.16	0.23%	182	366
Class R3	$1,000.00	$980.10	$4.28	$1,000.00	$1,020.54	$4.37	0.87%	182	366
Class R4	$1,000.00	$982.00	$2.81	$1,000.00	$1,022.03	$2.87	0.57%	182	366
Class R5	$1,000.00	$983.70	$1.33	$1,000.00	$1,023.52	$1.36	0.27%	182	366

(1)	Ratios do not include expenses of the Underlying Funds, if any.

36

Multi-Strategy Funds

Expense Examples (Unaudited) – (continued)

Hartford Multi-Asset Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$995.50	$5.61	$1,000.00	$1,019.24	$5.67	1.13%	182	366
Class C	$1,000.00	$991.60	$9.31	$1,000.00	$1,015.52	$9.42	1.88%	182	366
Class I	$1,000.00	$996.70	$4.27	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class R3	$1,000.00	$993.90	$7.09	$1,000.00	$1,017.75	$7.17	1.43%	182	366
Class R4	$1,000.00	$995.50	$5.61	$1,000.00	$1,019.24	$5.67	1.13%	182	366
Class R5	$1,000.00	$996.40	$4.67	$1,000.00	$1,020.19	$4.72	0.94%	182	366
Class Y	$1,000.00	$997.20	$4.17	$1,000.00	$1,020.69	$4.22	0.84%	182	366

37

The Hartford Balanced Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.4%
	Banks - 7.0%
194,930	Citigroup, Inc.	$9,021,360
265,530	JP Morgan Chase & Co.	16,781,496
50,530	M&T Bank Corp.	5,978,710
103,380	PNC Financial Services Group, Inc.	9,074,696
312,810	Wells Fargo & Co.	15,634,244

		56,490,506

	Capital Goods - 5.2%
73,280	3M Co.	12,265,606
132,841	Eaton Corp. plc	8,404,850
147,690	Fortune Brands Home & Security, Inc.	8,183,503
110,220	Ingersoll-Rand plc	7,223,819
53,990	United Technologies Corp.	5,634,936

		41,712,714

	Commercial & Professional Services - 0.7%
109,930	Nielsen Holdings plc	5,731,750

	Consumer Durables & Apparel - 0.5%
40,620	PVH Corp.	3,883,272

	Consumer Services - 1.8%
131,700	Hilton Worldwide Holdings, Inc.	2,903,985
45,520	McDonald’s Corp.	5,757,825
122,370	Norwegian Cruise Line Holdings Ltd.*	5,982,669

		14,644,479

	Diversified Financials - 2.9%
29,170	Ameriprise Financial, Inc.	2,797,403
26,740	BlackRock, Inc.	9,528,264
29,900	Goldman Sachs Group, Inc.	4,906,889
194,830	Invesco Ltd.	6,041,679

		23,274,235

	Energy - 4.6%
60,730	Anadarko Petroleum Corp.	3,204,115
68,580	Chevron Corp.	7,007,504
62,460	EOG Resources, Inc.	5,160,445
100,220	Exxon Mobil Corp.	8,859,448
125,530	Halliburton Co.	5,185,644
209,630	Marathon Oil Corp.	2,953,687
62,460	Occidental Petroleum Corp.	4,787,559

		37,158,402

	Food & Staples Retailing - 1.3%
105,730	CVS Health Corp.	10,625,865

	Food, Beverage & Tobacco - 3.9%
38,370	Anheuser-Busch InBev N.V. ADR	4,764,786
114,580	British American Tobacco plc	6,986,183
144,620	Coca-Cola Co.	6,478,976
86,420	Kraft Heinz Co.	6,746,809
162,780	Mondelez International, Inc. Class A	6,993,029

		31,969,783

	Health Care Equipment & Services - 3.4%
76,030	Baxter International, Inc.	3,362,047
176,922	Medtronic plc	14,003,376
79,830	UnitedHealth Group, Inc.	10,512,014

		27,877,437

	Household & Personal Products - 0.7%
60,320	Estee Lauder Cos., Inc. Class A	5,782,878

	Insurance - 2.8%
126,040	American International Group, Inc.	7,035,553

Shares or Principal Amount		Market Value†
COMMON STOCKS - 66.4% - (continued)
	Insurance - 2.8% - (continued)
182,370	Marsh & McLennan Cos., Inc.	$11,516,666
124,383	Unum Group	4,255,142

		22,807,361

	Materials - 1.8%
140,940	Dow Chemical Co.	7,414,854
80,230	International Paper Co.	3,471,552
70,730	Nucor Corp.	3,520,939

		14,407,345

	Media - 2.6%
135,380	CBS Corp. Class B	7,569,096
127,260	Comcast Corp. Class A	7,732,318
132,570	Thomson Reuters Corp.	5,452,604

		20,754,018

	Pharmaceuticals, Biotechnology & Life Sciences - 9.2%
33,950	Allergan plc*	7,352,212
51,640	Amgen, Inc.	8,174,612
186,660	AstraZeneca plc ADR	5,405,674
183,090	Bristol-Myers Squibb Co.	13,215,436
62,410	Eisai Co., Ltd.	3,863,158
91,690	Gilead Sciences, Inc.	8,087,975
244,330	Merck & Co., Inc.	13,399,057
24,222	Roche Holding AG	6,128,388
72,094	UCB S.A.	5,407,710
43,810	Vertex Pharmaceuticals, Inc.*	3,694,936

		74,729,158

	Retailing - 3.6%
2,006,600	Allstar Co.*(1)(2)(3)	2,147,062
63,790	Dollar General Corp.	5,225,039
88,790	Home Depot, Inc.	11,888,093
152,700	Liberty Interactive Corp. QVC Group Class A*	4,000,740
79,300	Nordstrom, Inc.	4,054,609
32,392	Tory Burch LLC*(1)(2)(3)	1,771,828

		29,087,371

	Semiconductors & Semiconductor Equipment - 2.9%
96,340	Analog Devices, Inc.	5,425,869
326,280	Intel Corp.	9,879,758
221,310	Maxim Integrated Products, Inc.	7,905,193

		23,210,820

	Software & Services - 5.9%
20,467	Alphabet, Inc. Class C*	14,183,836
109,600	Cognizant Technology Solutions Corp. Class A*	6,397,352
177,400	Genpact Ltd.*	4,947,686
355,570	Microsoft Corp.	17,732,276
259,030	Symantec Corp.	4,311,554

		47,572,704

	Technology Hardware & Equipment - 3.0%
72,970	Apple, Inc.	6,840,208
640,320	Cisco Systems, Inc.	17,602,397

		24,442,605

	Telecommunication Services - 0.4%
66,469	Verizon Communications, Inc.	3,385,931

	Transportation - 0.7%
65,770	Union Pacific Corp.	5,737,117

The accompanying notes are an integral part of these financial statements.

38

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
COMMON STOCKS - 66.4% - (continued)
		Utilities - 1.5%
	100,120	NextEra Energy, Inc.	$11,772,110

		Total Common Stocks (cost $422,649,133)	$537,057,861

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.4%
		Asset-Backed - Automobile - 0.5%
		AmeriCredit Automobile Receivables Trust
$	200,000	1.79%, 03/08/2019	$200,257
	130,000	2.72%, 09/09/2019	131,318
	170,000	Chrysler Capital Auto Receivables Trust 1.78%, 06/17/2019(3)	169,908
	280,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(3)	280,231
	208,618	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(3)	207,868
		First Investors Automotive Owner Trust
	378,000	1.67%, 11/16/2020(3)	376,429
	115,000	2.39%, 11/16/2020(3)	114,502
	130,000	Ford Credit Auto Owner Trust 1.36%, 10/15/2018	129,730
	100,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	101,099
	120,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(3)	119,019
		Santander Drive Automotive Receivables Trust
	365,000	1.97%, 11/15/2019	365,607
	742,000	2.25%, 06/17/2019	746,172
	85,000	2.33%, 11/15/2019	85,582
	636,000	2.36%, 04/15/2020	639,985
	140,000	2.57%, 03/15/2019	140,737
		Westlake Automobile Receivables Trust
	46,948	0.97%, 10/16/2017(3)	46,932
	320,000	1.83%, 01/15/2021(3)	318,967

			4,174,343

		Asset-Backed - Finance & Insurance - 0.4%
		Ally Master Owner Trust
	900,000	1.54%, 09/15/2019	901,262
	975,000	1.60%, 10/15/2019	975,717
	100,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(3)	100,896
	310,000	Green Tree Agency Advance Funding Trust I 2.30%, 10/15/2046(3)	309,643
		OneMain Financial Issuance Trust
	120,000	3.66%, 02/20/2029(3)	119,378
	240,000	4.10%, 03/20/2028(3)	245,092
	310,000	SBA Tower Trust 2.90%, 10/15/2044(3)(4)	311,042
		Springleaf Funding Trust
	385,000	3.16%, 11/15/2024(3)	385,437
	170,000	3.48%, 05/15/2028(3)	162,642

			3,511,109

		Commercial Mortgage-Backed Securities - 0.5%
	270,000	CSAIL Commercial Mortgage Trust 3.50%, 06/15/2057	285,583
	345,000	Hilton USA Trust 2.66%, 11/05/2030(3)	346,488

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.4% - (continued)
		Commercial Mortgage-Backed Securities - 0.5% - (continued)
		JP Morgan Chase Commercial Mortgage Securities Trust
$	60,000	3.91%, 01/15/2049	$65,336
	461,147	5.89%, 02/12/2049(5)	473,296
	176,040	LB-UBS Commercial Mortgage Trust 6.25%, 04/15/2041(5)	186,209
	666,433	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.81%, 06/12/2050(5)	689,512
	900,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	937,280
	540,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(3)(5)	517,537
	440,533	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	447,710

			3,948,951

		Total Asset & Commercial Mortgage Backed Securities (cost $11,674,674)	$11,634,403

CORPORATE BONDS - 14.8%
		Advertising - 0.0%
$	310,000	Omnicom Group, Inc. 3.60%, 04/15/2026	$322,755

		Aerospace/Defense - 0.2%
	600,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(3)	623,632
		Lockheed Martin Corp.
	115,000	2.50%, 11/23/2020	118,310
	400,000	4.07%, 12/15/2042	417,100
	140,000	4.50%, 05/15/2036	155,370
	155,000	4.70%, 05/15/2046	178,226
	135,000	4.85%, 09/15/2041	155,828
	65,000	United Technologies Corp. 3.10%, 06/01/2022	68,777

			1,717,243

		Agriculture - 0.4%
		Altria Group, Inc.
	230,000	4.50%, 05/02/2043	252,140
	420,000	4.75%, 05/05/2021	475,926
		BAT International Finance plc
	160,000	2.75%, 06/15/2020(3)	165,278
	565,000	3.25%, 06/07/2022(3)	596,946
	65,000	3.50%, 06/15/2022(3)	69,369
	375,000	Cargill, Inc. 4.76%, 11/23/2045(3)	421,063
	975,000	Imperial Tobacco Finance plc 3.75%, 07/21/2022(3)	1,027,197
	300,000	Philip Morris International, Inc. 2.63%, 03/06/2023	301,956

			3,309,875

		Airlines - 0.2%
	583,133	Continental Airlines, Inc. 5.98%, 10/19/2023	644,362

The accompanying notes are an integral part of these financial statements.

39

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Airlines - 0.2% - (continued)
		Southwest Airlines Co.
$	400,000	5.75%, 12/15/2016	$411,384
	477,117	6.15%, 02/01/2024	540,096

			1,595,842

		Auto Manufacturers - 0.5%
	1,000,000	Daimler Finance NA LLC 2.63%, 09/15/2016(3)	1,006,290
		Ford Motor Credit Co. LLC
	1,165,000	2.38%, 03/12/2019	1,178,735
	465,000	3.16%, 08/04/2020	476,321
	765,000	General Motors Financial Co., Inc. 4.20%, 03/01/2021	806,191
	700,000	Nissan Motor Acceptance Corp. 1.80%, 03/15/2018(3)	702,676

			4,170,213

		Beverages - 0.5%
		Anheuser-Busch InBev Finance, Inc.
	900,000	3.30%, 02/01/2023	937,973
	570,000	3.65%, 02/01/2026	600,834
	655,000	4.70%, 02/01/2036	716,330
	270,000	4.90%, 02/01/2046	306,196
		Anheuser-Busch InBev Worldwide, Inc.
	115,000	3.75%, 07/15/2042	111,874
	610,000	7.75%, 01/15/2019	710,347
		Coca-Cola Femsa S.A.B. de C.V.
	222,000	2.38%, 11/26/2018	224,946
	250,000	3.88%, 11/26/2023	263,702
		Heineken N.V.
	140,000	2.75%, 04/01/2023(3)	142,223
	10,000	4.00%, 10/01/2042(3)	9,746
		Molson Coors Brewing Co.
	180,000	3.50%, 05/01/2022	185,258
	40,000	5.00%, 05/01/2042	43,403

			4,252,832

		Biotechnology - 0.2%
	320,000	Biogen, Inc. 2.90%, 09/15/2020	331,611
		Celgene Corp.
	55,000	2.25%, 05/15/2019	55,637
	180,000	3.55%, 08/15/2022	188,407
	375,000	3.63%, 05/15/2024	390,702
		Gilead Sciences, Inc.
	120,000	2.55%, 09/01/2020	124,641
	180,000	3.50%, 02/01/2025	191,155
	195,000	3.70%, 04/01/2024	210,455
	75,000	4.50%, 02/01/2045	79,954

			1,572,562

		Chemicals - 0.1%
	800,000	Agrium, Inc. 3.15%, 10/01/2022	800,805
	375,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	349,492
	65,000	Monsanto Co. 4.70%, 07/15/2064	57,564

			1,207,861

		Commercial Banks - 3.7%
	640,000	Abbey National Treasury Services plc 2.50%, 03/14/2019	650,021

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Commercial Banks - 3.7% - (continued)
$	1,200,000	American Express Centurion Bank 6.00%, 09/13/2017	$1,273,134
		Bank of America Corp.
	740,000	2.63%, 10/19/2020	746,687
	750,000	4.20%, 08/26/2024	763,814
	560,000	5.00%, 05/13/2021	622,280
	1,200,000	5.42%, 03/15/2017	1,240,255
	300,000	6.40%, 08/28/2017	318,316
		Bank of New York Mellon Corp.
	440,000	2.15%, 02/24/2020	444,508
	200,000	3.00%, 02/24/2025	205,140
	700,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(3)	710,790
	150,000	Barclays Bank plc 6.05%, 12/04/2017(3)	158,803
		BNP Paribas S.A.
	425,000	2.40%, 12/12/2018	432,472
	65,000	3.25%, 03/03/2023	67,427
		BPCE S.A.
	375,000	2.50%, 12/10/2018	381,937
	450,000	5.15%, 07/21/2024(3)	462,735
		Capital One Financial Corp.
	200,000	3.20%, 02/05/2025	198,723
	615,000	3.75%, 04/24/2024	635,482
	165,000	4.20%, 10/29/2025	168,638
		Citigroup, Inc.
	255,000	2.50%, 07/29/2019	259,284
	300,000	4.95%, 11/07/2043	331,504
	140,000	5.30%, 05/06/2044	149,743
	59,000	8.13%, 07/15/2039	90,457
	675,000	Compass Bank 2.75%, 09/29/2019	677,115
	500,000	Credit Agricole S.A. 4.38%, 03/17/2025(3)	498,380
	950,000	Credit Suisse Group Funding Guernsey Ltd. 3.80%, 09/15/2022	960,845
		Credit Suisse New York
	250,000	2.30%, 05/28/2019	253,090
	335,000	3.63%, 09/09/2024	347,439
	250,000	Discover Bank/Greenwood 3.10%, 06/04/2020	254,683
	450,000	Fifth Third Bancorp 2.88%, 10/01/2021	457,161
		Goldman Sachs Group, Inc.
	905,000	2.38%, 01/22/2018	916,447
	750,000	4.25%, 10/21/2025	765,802
	595,000	5.63%, 01/15/2017	612,672
	470,000	6.25%, 02/01/2041	598,486
		HSBC Holdings plc
	290,000	3.40%, 03/08/2021	300,379
	650,000	6.10%, 01/14/2042	825,492
		Huntington National Bank
	535,000	2.20%, 11/06/2018	539,010
	580,000	2.40%, 04/01/2020	577,126
	900,000	ING Bank N.V. 3.75%, 03/07/2017(3)	919,026
		JP Morgan Chase & Co.
	650,000	3.25%, 09/23/2022	674,951
	180,000	3.38%, 05/01/2023	182,017
	230,000	5.40%, 01/06/2042	279,052
	100,000	6.30%, 04/23/2019	112,682

The accompanying notes are an integral part of these financial statements.

40

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Commercial Banks - 3.7% - (continued)
$	550,000	Korea Development Bank 2.50%, 03/11/2020	$560,129
	100,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(3)	100,235
		Morgan Stanley
	425,000	2.50%, 01/24/2019	432,126
	875,000	3.70%, 10/23/2024	902,571
	550,000	5.75%, 01/25/2021	626,730
	125,000	National City Corp. 6.88%, 05/15/2019	141,371
	1,000,000	Santander Bank NA 8.75%, 05/30/2018	1,121,270
	400,000	Santander Issuances SAU 5.18%, 11/19/2025	397,460
	625,000	Santander UK plc 5.00%, 11/07/2023(3)	649,593
	575,000	Skandinaviska Enskilda Banken AB 2.45%, 05/27/2020(3)	581,073
	165,000	U.S. Bancorp 3.70%, 01/30/2024	179,220
		UBS Group Funding Jersey Ltd.
	785,000	2.95%, 09/24/2020(3)	792,030
	275,000	3.00%, 04/15/2021(3)	275,868
	100,000	Wachovia Corp. 5.75%, 06/15/2017	105,022
	1,794,000	Wells Fargo & Co. 4.48%, 01/16/2024	1,942,014

			29,870,717

		Commercial Services - 0.2%
	155,000	Catholic Health Initiatives 2.60%, 08/01/2018	158,640
		ERAC USA Finance LLC
	140,000	2.35%, 10/15/2019(3)	141,278
	70,000	2.75%, 03/15/2017(3)	70,840
	510,000	4.50%, 08/16/2021(3)	558,531
	250,000	5.63%, 03/15/2042(3)	290,414
	230,000	Total System Services, Inc. 3.80%, 04/01/2021	238,753

			1,458,456

		Country Funds-Closed-end - 0.1%
	575,000	CDP Financial, Inc. 4.40%, 11/25/2019(3)	630,355

		Diversified Financial Services - 0.6%
	345,000	Capital One Bank USA NA 2.15%, 11/21/2018	346,857
	645,000	Discover Financial Services 6.45%, 06/12/2017	675,973
	99,000	Eaton Vance Corp. 6.50%, 10/02/2017	105,544
		GE Capital International Funding Co.
	648,000	2.34%, 11/15/2020(3)	662,979
	297,000	3.37%, 11/15/2025(3)	317,241
	850,000	4.42%, 11/15/2035(3)	933,370
		General Electric Co.
	115,000	3.10%, 01/09/2023	122,102
	230,000	4.63%, 01/07/2021	259,989
	655,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(3)	652,031

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Diversified Financial Services - 0.6% - (continued)
		Synchrony Financial
$	130,000	2.60%, 01/15/2019	$130,942
	490,000	2.70%, 02/03/2020	490,057
	400,000	3.00%, 08/15/2019	405,853

			5,102,938

		Electric - 1.0%
	335,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	371,699
		Dominion Resources, Inc.
	550,000	3.63%, 12/01/2024	566,837
	510,000	4.10%, 04/01/2021(4)	520,133
	275,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	354,072
		Duke Energy Corp.
	550,000	3.05%, 08/15/2022	565,015
	250,000	4.80%, 12/15/2045	273,928
		Electricite de France S.A.
	85,000	4.88%, 01/22/2044(3)	90,299
	525,000	5.63%, 01/22/2024(3)(5)(6)	505,313
	60,000	Eversource Energy 3.15%, 01/15/2025	60,358
	425,000	Indianapolis Power and Light 6.60%, 06/01/2037(3)	555,624
	1,130,000	NextEra Energy Capital Holdings, Inc. 2.06%, 09/01/2017	1,138,277
	70,000	NiSource Finance Corp. 4.80%, 02/15/2044	76,099
		Oncor Electric Delivery Co. LLC
	115,000	2.95%, 04/01/2025	115,434
	340,000	4.10%, 06/01/2022	371,106
		Pacific Gas & Electric Co.
	135,000	3.85%, 11/15/2023	146,698
	285,000	5.13%, 11/15/2043	344,172
	750,000	Southern California Edison Co. 5.55%, 01/15/2037	944,913
	575,000	Southern Co. 2.75%, 06/15/2020	589,912
	380,000	State Grid Overseas Investment 2.75%, 05/07/2019(3)	389,443

			7,979,332

		Food - 0.3%
		Kraft Heinz Foods Co.
	145,000	2.25%, 06/05/2017	146,456
	485,000	3.50%, 07/15/2022(3)	511,821
		Kroger Co.
	125,000	3.30%, 01/15/2021	132,103
	525,000	3.85%, 08/01/2023	568,562
	230,000	4.00%, 02/01/2024	250,493
	40,000	Mondelez International, Inc. 4.00%, 02/01/2024	43,679
	510,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(3)	511,204

			2,164,318

		Gas - 0.2%
	1,160,000	Atmos Energy Corp. 6.35%, 06/15/2017	1,219,890

The accompanying notes are an integral part of these financial statements.

41

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Healthcare-Products - 0.1%
		Medtronic, Inc.
$	110,000	2.50%, 03/15/2020	$113,729
	405,000	3.15%, 03/15/2022	431,170
	245,000	3.50%, 03/15/2025	262,783
	65,000	3.63%, 03/15/2024	70,307
	43,000	4.38%, 03/15/2035	47,887

			925,876

		Healthcare-Services - 0.3%
	631,000	Anthem, Inc. 3.30%, 01/15/2023	643,467
	470,000	Cigna Corp. 3.25%, 04/15/2025	471,166
		Dignity Health
	35,000	2.64%, 11/01/2019	35,805
	80,000	3.81%, 11/01/2024	84,123
		Kaiser Foundation Hospitals
	120,000	3.50%, 04/01/2022	125,141
	120,000	4.88%, 04/01/2042	135,537
	120,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	125,880
	205,000	NewYork-Presbyterian Hospital 4.02%, 08/01/2045	206,112
	275,000	Toledo Hospital 4.98%, 11/15/2045	315,680
		UnitedHealth Group, Inc.
	220,000	3.35%, 07/15/2022	233,368
	340,000	3.75%, 07/15/2025	368,685

			2,744,964

		Household Products - 0.2%
	1,195,704	Procter & Gamble Co. 9.36%, 01/01/2021	1,423,098

		Insurance - 0.4%
	415,000	Berkshire Hathaway, Inc. 2.75%, 03/15/2023	428,042
		Chubb INA Holdings, Inc.
	120,000	2.30%, 11/03/2020	122,793
	185,000	3.35%, 05/15/2024	195,218
	115,000	Five Corners Funding Trust 4.42%, 11/15/2023(3)	122,084
	100,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(3)	104,774
	165,000	Loews Corp. 2.63%, 05/15/2023	163,750
		MetLife, Inc.
	60,000	1.90%, 12/15/2017	60,524
	485,000	3.60%, 04/10/2024	509,975
	160,000	4.88%, 11/13/2043	173,690
		Prudential Financial, Inc.
	200,000	3.50%, 05/15/2024	205,397
	300,000	4.50%, 11/15/2020	328,750
	100,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(3)	107,592
	645,000	Trinity Acquisition plc 4.40%, 03/15/2026	657,936

			3,180,525

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Internet - 0.2%
		Amazon.com, Inc.
$	285,000	2.50%, 11/29/2022	$292,531
	530,000	4.80%, 12/05/2034	602,909
	100,000	4.95%, 12/05/2044	116,830
	525,000	Expedia, Inc. 5.00%, 02/15/2026(3)	533,455

			1,545,725

		IT Services - 0.1%
		Apple, Inc.
	300,000	2.85%, 05/06/2021	315,265
	270,000	3.45%, 05/06/2024	288,347
	35,000	4.45%, 05/06/2044	37,395
	351,000	EMC Corp. 1.88%, 06/01/2018	347,118

			988,125

		Lodging - 0.1%
	450,000	Marriott International, Inc. 2.88%, 03/01/2021	456,893

		Machinery-Construction & Mining - 0.1%
	400,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	420,944
		Caterpillar, Inc.
	170,000	3.40%, 05/15/2024	181,060
	30,000	4.30%, 05/15/2044	32,213

			634,217

		Media - 0.6%
		21st Century Fox America, Inc.
	180,000	4.00%, 10/01/2023	196,142
	220,000	4.50%, 02/15/2021	244,059
	300,000	4.75%, 09/15/2044	320,461
	155,000	CCO Safari II LLC 6.48%, 10/23/2045(3)	183,113
		Comcast Corp.
	450,000	3.13%, 07/15/2022	476,989
	450,000	4.40%, 08/15/2035	496,929
	150,000	6.40%, 05/15/2038	201,627
	770,000	Cox Communications, Inc. 4.80%, 02/01/2035(3)	683,529
	230,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	248,630
		Sky plc
	200,000	2.63%, 09/16/2019(3)	203,310
	645,000	3.75%, 09/16/2024(3)	668,241
		Time Warner Cable, Inc.
	780,000	5.85%, 05/01/2017	813,360
	80,000	6.55%, 05/01/2037	92,065
	60,000	7.30%, 07/01/2038	73,760
	106,000	8.25%, 04/01/2019	124,435
	5,000	8.75%, 02/14/2019	5,899
	30,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	39,091
	145,000	Viacom, Inc. 3.88%, 12/15/2021	150,953

			5,222,593

		Miscellaneous Manufacturing - 0.1%
	90,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	99,605

The accompanying notes are an integral part of these financial statements.

42

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Miscellaneous Manufacturing - 0.1% - (continued)
$	570,000	Pentair Finance S.A. 2.90%, 09/15/2018	$571,908

			671,513

		Oil & Gas - 1.2%
	48,000	Anadarko Petroleum Corp. 6.38%, 09/15/2017	50,964
	900,000	BG Energy Capital plc 4.00%, 10/15/2021(3)	959,792
		BP Capital Markets plc
	130,000	2.32%, 02/13/2020	132,040
	25,000	3.99%, 09/26/2023	26,903
	575,000	4.75%, 03/10/2019	622,800
		ConocoPhillips Co.
	131,000	2.88%, 11/15/2021	131,311
	260,000	3.35%, 05/15/2025	258,117
	65,000	4.30%, 11/15/2044	63,045
	65,000	5.75%, 02/01/2019	71,572
	35,000	6.00%, 01/15/2020	39,521
		Devon Energy Corp.
	1,052,000	3.25%, 05/15/2022	952,559
	165,000	5.00%, 06/15/2045	141,984
	90,000	5.60%, 07/15/2041	79,332
	685,000	EnCana Corp. 6.50%, 05/15/2019	699,426
	570,000	EOG Resources, Inc. 2.63%, 03/15/2023	556,887
	360,000	Noble Energy, Inc. 4.15%, 12/15/2021	367,377
	440,000	Petroleos Mexicanos 5.50%, 02/04/2019(3)	460,020
	175,000	Phillips 66 4.88%, 11/15/2044	189,173
	755,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	863,805
		Shell International Finance B.V.
	190,000	3.25%, 05/11/2025	196,519
	200,000	4.38%, 03/25/2020	219,097
	890,000	Sinopec Group Overseas Development Ltd. 2.50%, 04/28/2020(3)	889,259
		Statoil ASA
	70,000	2.25%, 11/08/2019	71,445
	30,000	2.45%, 01/17/2023	29,790
	30,000	2.65%, 01/15/2024	29,856
	95,000	2.75%, 11/10/2021	97,192
	355,000	2.90%, 11/08/2020	367,778
	35,000	3.25%, 11/10/2024	36,046
	5,000	3.70%, 03/01/2024	5,293
		Suncor Energy, Inc.
	350,000	3.60%, 12/01/2024	355,294
	275,000	6.10%, 06/01/2018	294,875
	325,000	Total Capital International S.A. 2.70%, 01/25/2023	326,986

			9,586,058

		Oil & Gas Services - 0.1%
	275,000	Halliburton Co. 3.38%, 11/15/2022	280,156
	250,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(3)	257,092

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Oil & Gas Services - 0.1% - (continued)
$	330,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	$349,267

			886,515

		Pharmaceuticals - 0.9%
		AbbVie, Inc.
	775,000	1.80%, 05/14/2018	780,391
	60,000	3.20%, 11/06/2022	61,940
		Actavis Funding SCS
	300,000	3.00%, 03/12/2020	306,432
	450,000	3.45%, 03/15/2022	461,001
	45,000	3.80%, 03/15/2025	46,200
	125,000	4.85%, 06/15/2044	128,187
	700,000	Bayer U.S. Finance LLC 3.00%, 10/08/2021(3)	733,400
		Cardinal Health, Inc.
	195,000	2.40%, 11/15/2019	197,585
	430,000	3.50%, 11/15/2024	451,057
	200,000	4.50%, 11/15/2044	207,779
		EMD Finance LLC
	705,000	2.95%, 03/19/2022(3)	719,910
	670,000	3.25%, 03/19/2025(3)	677,388
	315,000	Express Scripts Holding Co. 2.25%, 06/15/2019	318,668
		Forest Laboratories LLC
	260,000	4.88%, 02/15/2021(3)	284,253
	225,000	5.00%, 12/15/2021(3)	248,222
		McKesson Corp.
	25,000	2.85%, 03/15/2023	25,159
	135,000	3.80%, 03/15/2024	144,229
		Merck & Co., Inc.
	430,000	2.75%, 02/10/2025	442,654
	315,000	2.80%, 05/18/2023	330,108
	125,000	4.15%, 05/18/2043	137,596
	510,000	Mylan N.V. 3.00%, 12/15/2018(3)	518,798

			7,220,957

		Pipelines - 0.5%
		Columbia Pipeline Group, Inc.
	225,000	2.45%, 06/01/2018(3)	224,725
	400,000	4.50%, 06/01/2025(3)	412,483
	300,000	Energy Transfer Partners L.P. 5.15%, 03/15/2045	255,207
	250,000	Enterprise Products Operating LLC 3.95%, 02/15/2027	258,900
	525,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	549,541
	535,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	509,249
	615,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	628,471
	600,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	616,710
	285,000	TransCanada PipeLines Ltd. 4.88%, 01/15/2026	313,424
	530,000	Western Gas Partners L.P. 4.00%, 07/01/2022	508,252

			4,276,962

The accompanying notes are an integral part of these financial statements.

43

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Real Estate - 0.1%
$	650,000	WEA Finance LLC / Westfield UK & Europe Finance plc 2.70%, 09/17/2019(3)	$657,983

		Real Estate Investment Trusts - 0.3%
	450,000	American Tower Corp. 3.45%, 09/15/2021	466,123
	150,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	158,750
	350,000	Brandywine Operating Partnership L.P. 5.70%, 05/01/2017	362,138
	280,000	Crown Castle International Corp. 3.70%, 06/15/2026	284,303
	425,000	DDR Corp. 4.63%, 07/15/2022	452,002
	670,000	HCP, Inc. 4.00%, 06/01/2025	662,937
	345,000	Scentre Group 2.38%, 11/05/2019(3)	345,162

			2,731,415

		Retail - 0.4%
		AutoZone, Inc.
	200,000	3.13%, 07/15/2023	201,858
	355,000	3.70%, 04/15/2022	375,313
		CVS Health Corp.
	695,000	4.00%, 12/05/2023	765,137
	320,000	4.88%, 07/20/2035	358,705
	375,000	5.13%, 07/20/2045	438,243
	75,000	Home Depot, Inc. 4.40%, 03/15/2045	84,084
	600,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	657,877
	335,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	353,939

			3,235,156

		Savings & Loans - 0.1%
	595,000	Nationwide Building Society 2.35%, 01/21/2020(3)	598,781

		Telecommunications - 0.6%
	250,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	257,186
		AT&T, Inc.
	65,000	3.95%, 01/15/2025	68,289
	460,000	4.45%, 04/01/2024	501,165
	215,000	4.75%, 05/15/2046	216,639
	25,000	5.35%, 09/01/2040	26,925
	175,000	6.55%, 02/15/2039	212,460
	165,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(3)	164,604
		Orange S.A.
	650,000	4.13%, 09/14/2021	712,652
	100,000	9.00%, 03/01/2031	156,261
		Verizon Communications, Inc.
	45,000	3.45%, 03/15/2021	47,824
	490,000	3.50%, 11/01/2021	521,790
	880,000	4.50%, 09/15/2020	972,998
	916,000	4.52%, 09/15/2048	929,550
	130,000	4.75%, 11/01/2041	136,499
	87,000	6.40%, 09/15/2033	109,132

			5,033,974

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.8% - (continued)
		Transportation - 0.2%
		FedEx Corp.
$	80,000	2.70%, 04/15/2023	$80,662
	280,000	4.90%, 01/15/2034	308,868
	300,000	5.10%, 01/15/2044	343,293
	350,000	Kansas City Southern 4.95%, 08/15/2045(3)	375,116
	405,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.20%, 07/15/2020(3)	408,388

			1,516,327

		Total Corporate Bonds (cost $114,974,582)	$120,112,846

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
		Mexico - 0.1%
		Mexico Government International Bond
$	372,000	3.50%, 01/21/2021	$385,020
	225,000	3.60%, 01/30/2025	228,656

			613,676

		Slovenia - 0.1%
	700,000	Slovenia Government International Bond 5.50%, 10/26/2022(3)	790,265

		Total Foreign Government Obligations (cost $1,387,798)	$1,403,941

MUNICIPAL BONDS - 1.0%
		General - 0.1%
	115,000	Chicago Transit Auth 6.90%, 12/01/2040	$141,235
	425,000	Kansas Dev Finance Auth 4.93%, 04/15/2045	457,810
	570,000	New Jersey State, Economic Auth Rev 3.80%, 06/15/2018	573,808

			1,172,853

		General Obligation - 0.2%
	250,000	California State, GO Taxable 7.55%, 04/01/2039	387,693
	130,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	157,937
	365,000	Illinois State, GO 5.10%, 06/01/2033	353,057
	800,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	1,012,216

			1,910,903

		Higher Education - 0.1%
	370,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	473,693

		Medical - 0.1%
		University of California, Regents MedCenter Pooled Rev
	100,000	6.55%, 05/15/2048	138,213
	375,000	6.58%, 05/15/2049	518,722

			656,935

The accompanying notes are an integral part of these financial statements.

44

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.0% - (continued)
		Power - 0.0%
	100,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	$106,431

		Transportation - 0.5%
	390,000	Bay Area, CA, Toll Auth Bridge Rev 6.26%, 04/01/2049	568,327
	425,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 6.00%, 12/01/2044	575,645
	350,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	460,449
	255,000	Maryland State Transportation Auth 5.89%, 07/01/2043	323,613
		New York and New Jersey PA, Taxable Rev
	200,000	4.81%, 10/15/2065	228,938
	185,000	5.86%, 12/01/2024	232,181
	115,000	6.04%, 12/01/2029	146,907
	730,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	1,070,078

			3,606,138

		Utility - Electric - 0.0%
	245,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	314,188

		Total Municipal Bonds (cost $6,705,204)	$8,241,141

U.S. GOVERNMENT AGENCIES - 0.8%
		FHLMC - 0.3%
$	51,303	4.00%, 03/01/2041	$54,933
	458,804	4.50%, 08/01/2033	500,938
	10,509	4.50%, 09/01/2033	11,472
	3,153	4.50%, 08/01/2034	3,436
	321,092	4.50%, 08/01/2035	350,439
	55,165	4.50%, 09/01/2035	60,213
	7,119	4.50%, 11/01/2035	7,767
	428,009	4.50%, 03/01/2036	467,256
	730,668	4.50%, 11/01/2043	796,108

			2,252,562

		FNMA - 0.3%
	669,635	4.50%, 06/01/2040	730,647
	17,500	4.50%, 07/01/2040	19,047
	54,226	4.50%, 04/01/2041	59,169
	710,941	4.50%, 08/01/2041	775,744
	700,631	4.50%, 09/01/2041	764,458
	148,828	4.50%, 12/01/2041	162,624
	237,543	4.50%, 06/01/2044	258,596

			2,770,285

		GNMA - 0.2%
	981	6.00%, 11/20/2023	1,113
	1,804	6.00%, 12/20/2023	2,049
	312	6.00%, 01/20/2024	353
	3,318	6.00%, 02/20/2024	3,764
	6,597	6.00%, 06/20/2024	7,484
	287	6.00%, 02/20/2026	325
	492	6.00%, 10/20/2026	559
	869	6.00%, 02/20/2027	987
	335	6.00%, 01/20/2028	380
	7,521	6.00%, 02/20/2028	8,613
	12,795	6.00%, 04/20/2028	14,633

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.8% - (continued)
		GNMA - 0.2% - (continued)
$	4,178	6.00%, 06/15/2028	$4,710
	36,271	6.00%, 07/20/2028	41,374
	32,644	6.00%, 08/20/2028	37,292
	9,529	6.00%, 10/15/2028	10,733
	45,896	6.00%, 11/15/2028	52,157
	33,833	6.00%, 03/20/2029	38,635
	27,191	6.00%, 09/20/2029	31,030
	11,938	6.00%, 03/20/2030	13,551
	79,761	6.00%, 04/20/2030	90,551
	21,994	6.00%, 06/20/2030	24,968
	4,154	6.00%, 08/15/2034	4,753
	1,572	6.00%, 09/15/2034	1,773
	88	6.50%, 04/15/2026	100
	4,476	6.50%, 02/15/2028	5,123
	41,250	6.50%, 03/15/2028	47,217
	5,562	6.50%, 05/15/2028	6,367
	28,421	6.50%, 07/15/2028	32,532
	26,688	6.50%, 10/15/2028	30,575
	1,555	6.50%, 12/15/2028	1,780
	71,923	6.50%, 01/15/2029	82,326
	13,889	6.50%, 02/15/2029	15,898
	185,342	6.50%, 03/15/2029	212,148
	26,992	6.50%, 04/15/2029	31,166
	16,180	6.50%, 05/15/2029	18,588
	13,462	6.50%, 06/15/2029	15,409
	22,946	6.50%, 02/15/2035	27,336
	56,249	7.00%, 11/15/2031	65,910
	35,526	7.00%, 03/15/2032	41,622
	242,648	7.00%, 11/15/2032	300,234
	7,004	7.00%, 01/15/2033	8,522
	24,819	7.00%, 05/15/2033	30,213
	48,960	7.00%, 07/15/2033	58,710
	70,288	7.00%, 11/15/2033	85,496
	4,354	8.00%, 12/15/2029	4,659
	3,559	8.00%, 04/15/2030	3,908
	7,917	8.00%, 05/15/2030	8,098
	680	8.00%, 07/15/2030	747
	12,581	8.00%, 08/15/2030	13,002
	14,658	8.00%, 11/15/2030	15,899
	82,417	8.00%, 02/15/2031	89,957

			1,645,329

		Total U.S. Government Agencies (cost $6,329,438)	$6,668,176

U.S. GOVERNMENT SECURITIES - 14.6%
		Other Direct Federal Obligations - 0.7%
	5,000,000	Financing Corp. 9.80%, 04/06/2018	$5,851,010

		U.S. Treasury Securities - 13.9%
		U.S. Treasury Bonds - 2.8%
	7,120,000	2.50%, 02/15/2045	6,878,589
	450,000	2.50%, 02/15/2046	434,830
	865,000	2.75%, 11/15/2042	884,834
	4,275,000	2.88%, 05/15/2043	4,471,385
	625,000	2.88%, 08/15/2045	652,124
	500,000	3.00%, 11/15/2044	535,137
	2,167,500	3.13%, 02/15/2043	2,381,794
	2,685,000	3.13%, 08/15/2044(7)	2,945,214

The accompanying notes are an integral part of these financial statements.

45

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 14.6% - (continued)
	U.S. Treasury Securities - 13.9% - (continued)
	U.S. Treasury Bonds - 2.8% - (continued)
1,430,000	3.38%, 05/15/2044	$1,643,550
1,400,000	6.00%, 02/15/2026	1,931,180

		22,758,637

	U.S. Treasury Notes - 11.1%
6,185,000	0.38%, 05/31/2016	6,185,841
6,995,000	0.50%, 08/31/2016	6,998,099
4,500,000	0.50%, 11/30/2016	4,500,526
940,000	0.50%, 03/31/2017	939,486
4,205,000	0.63%, 12/31/2016	4,207,792
2,500,000	0.63%, 05/31/2017	2,499,610
75,000	0.75%, 10/31/2017	75,047
533,900	0.88%, 01/31/2017	535,193
5,400,000	1.00%, 09/30/2016	5,413,289
2,500,000	1.00%, 12/15/2017	2,510,840
1,525,000	1.25%, 11/30/2018	1,539,893
3,125,000	1.38%, 09/30/2018	3,164,428
6,860,000	1.38%, 08/31/2020	6,907,698
500,000	1.38%, 09/30/2020	503,106
3,185,000	1.38%, 01/31/2021	3,200,304
3,000,000	1.50%, 06/30/2016	3,005,985
8,280,000	1.63%, 07/31/2019	8,450,452
8,245,000	1.75%, 09/30/2019	8,445,650
2,820,000	2.00%, 02/15/2025	2,872,765
620,000	2.00%, 08/15/2025	630,559
3,050,000	2.13%, 05/15/2025	3,136,138
4,100,000	2.25%, 11/15/2024	4,263,521
1,755,000	2.38%, 08/15/2024	1,843,298
1,850,000	2.75%, 02/15/2024	1,996,844
5,200,000	4.50%, 05/15/2017	5,406,170

		89,232,534

		111,991,171

	Total U.S. Government Securities (cost $113,694,604)	$117,842,181

	Total Long-Term Investments (cost $677,415,433)	$802,960,549

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.1%
	Discount Notes - 0.5%
	FHLB
250,000	0.29%, 06/03/2016(8)	$249,933
3,900,000	0.36%, 06/22/2016(8)	3,897,972

		4,147,905

	Other Investment Pools & Funds - 0.6%
5,020,407	Federated Prime Obligations Fund	5,020,407

	Total Short-Term Investments (cost $9,168,312)	$9,168,312

Total Investments (cost $686,583,745)^	100.3%	$812,128,861
Other Assets and Liabilities	(0.3)%	(2,593,744)

Total Net Assets	100.0%	$809,535,117

The accompanying notes are an integral part of these financial statements.

46

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$139,668,609
Unrealized Depreciation	(14,123,493)

Net Unrealized Appreciation	$125,545,116

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	2,006,600	Allstar Co.	$872,908
11/2013	32,392	Tory Burch LLC	2,538,751

			$3,411,659

At April 30, 2016, the aggregate value of these securities was $3,918,890, which represents 0.5% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $3,918,890, which represents 0.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $37,116,336, which represents 4.6% of total net assets.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	44	06/21/2016	$5,745,151	$5,722,750	$(22,401)
U.S. Treasury Ultra Long Term Bond Future	17	06/21/2016	2,956,702	2,912,844	(43,858)

Total					$(66,259)

Total futures contracts					$(66,259)

The accompanying notes are an integral part of these financial statements.

47

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

TBA Sale Commitments Outstanding at April 30, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.50%	$1,300,000	05/01/2046	$(1,413,825)	$(2,919)
FNMA, 4.50%	850,000	05/01/2046	(925,470)	(2,056)

Total (proceeds $2,334,320)			$(2,339,295)	$(4,975)

At April 30, 2016, the aggregate market value of these securities represents (0.3)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

48

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$56,490,506	$56,490,506	$—	$—
Capital Goods	41,712,714	41,712,714	—	—
Commercial & Professional Services	5,731,750	5,731,750	—	—
Consumer Durables & Apparel	3,883,272	3,883,272	—	—
Consumer Services	14,644,479	14,644,479	—	—
Diversified Financials	23,274,235	23,274,235	—	—
Energy	37,158,402	37,158,402	—	—
Food & Staples Retailing	10,625,865	10,625,865	—	—
Food, Beverage & Tobacco	31,969,783	24,983,600	6,986,183	—
Health Care Equipment & Services	27,877,437	27,877,437	—	—
Household & Personal Products	5,782,878	5,782,878	—	—
Insurance	22,807,361	22,807,361	—	—
Materials	14,407,345	14,407,345	—	—
Media	20,754,018	20,754,018	—	—
Pharmaceuticals, Biotechnology & Life Sciences	74,729,158	59,329,902	15,399,256	—
Retailing	29,087,371	25,168,481	—	3,918,890
Semiconductors & Semiconductor Equipment	23,210,820	23,210,820	—	—
Software & Services	47,572,704	47,572,704	—	—
Technology Hardware & Equipment	24,442,605	24,442,605	—	—
Telecommunication Services	3,385,931	3,385,931	—	—
Transportation	5,737,117	5,737,117	—	—
Utilities	11,772,110	11,772,110	—	—
Asset & Commercial Mortgage Backed Securities	11,634,403	—	11,634,403	—
Corporate Bonds	120,112,846	—	120,112,846	—
Foreign Government Obligations	1,403,941	—	1,403,941	—
Municipal Bonds	8,241,141	—	8,241,141	—
U.S. Government Agencies	6,668,176	—	6,668,176	—
U.S. Government Securities	117,842,181	—	117,842,181	—
Short-Term Investments	9,168,312	5,020,407	4,147,905	—

Total	$812,128,861	$515,773,939	$292,436,032	$3,918,890

Liabilities
Futures Contracts(2)	$(66,259)	$(66,259)	$—	$—
TBA Sale Commitments	(2,339,295)	—	(2,339,295)	—

Total	$(2,405,554)	$(66,259)	$(2,339,295)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

49

The Hartford Balanced Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Asset and Commerical Mortgage Backed Securities	Total
Beginning balance	$2,930,473	$309,712	$3,240,185
Purchases	—		—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	988,417	—	988,417
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	(309,712)	(309,712)

Ending balance	$3,918,890	$—	$3,918,890

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $988,417.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

50

The Hartford Balanced Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 45.6%
	Banks - 5.8%
873,990	BB&T Corp.	$30,921,766
1,946,710	JP Morgan Chase & Co.	123,032,072
644,130	M&T Bank Corp.	76,213,462
823,600	National Bank of Canada	29,433,509
822,790	US Bancorp	35,124,905
2,623,170	Wells Fargo & Co.	131,106,037

		425,831,751

	Capital Goods - 3.7%
233,300	3M Co.	39,049,754
390,370	Caterpillar, Inc.	30,339,556
1,056,770	Eaton Corp. plc	66,861,838
3,250,880	General Electric Co.	99,964,560
146,010	Lockheed Martin Corp.	33,929,804

		270,145,512

	Commercial & Professional Services - 0.4%
470,540	Waste Management, Inc.	27,663,047

	Consumer Services - 0.8%
459,460	McDonald’s Corp.	58,117,095

	Diversified Financials - 1.5%
232,230	BlackRock, Inc.	82,750,516
775,100	Invesco Ltd.	24,035,851

		106,786,367

	Energy - 6.6%
1,451,900	Canadian Natural Resources Ltd.	43,586,038
860,840	Chevron Corp.	87,960,631
830,100	Enbridge, Inc.	34,482,354
1,171,710	Exxon Mobil Corp.	103,579,164
827,700	Occidental Petroleum Corp.	63,443,205
481,900	Phillips 66	39,568,809
2,556,800	Suncor Energy, Inc.	75,093,216
904,660	TransCanada Corp.	37,144,588

		484,858,005

	Food, Beverage & Tobacco - 4.1%
443,950	Altria Group, Inc.	27,840,104
865,972	British American Tobacco plc	52,800,127
1,299,300	Coca-Cola Co.	58,208,640
237,700	Diageo plc ADR	25,750,041
948,830	Kraft Heinz Co.	74,075,158
311,610	PepsiCo, Inc.	32,083,366
330,050	Philip Morris International, Inc.	32,384,506

		303,141,942

	Household & Personal Products - 0.6%
195,490	Kimberly-Clark Corp.	24,473,393
273,870	Procter & Gamble Co.	21,942,464

		46,415,857

	Insurance - 1.7%
443,580	Chubb Ltd.	52,280,339
990,900	MetLife, Inc.	44,689,590
601,100	Principal Financial Group, Inc.	25,654,948

		122,624,877

	Materials - 1.5%
409,800	Agrium, Inc.	35,291,976
864,780	Dow Chemical Co.	45,496,076
289,290	Nucor Corp.	14,400,856
282,400	Packaging Corp. of America	18,322,112

		113,511,020

Shares or Principal Amount			Market Value†
COMMON STOCKS - 45.6% - (continued)
		Media - 0.4%
	759,060	Thomson Reuters Corp.	$31,220,138

		Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
	1,403,240	AstraZeneca plc ADR	40,637,830
	155,600	Bristol-Myers Squibb Co.	11,231,208
	1,041,770	Johnson & Johnson	116,761,582
	1,829,960	Merck & Co., Inc.	100,355,006
	388,695	Novartis AG	29,580,548
	3,307,735	Pfizer, Inc.	108,196,012
	123,823	Roche Holding AG	31,328,355

			438,090,541

		Real Estate - 0.3%
	96,900	Simon Property Group, Inc. REIT	19,493,373

		Semiconductors & Semiconductor Equipment - 2.0%
	524,870	Analog Devices, Inc.	29,560,679
	2,434,850	Intel Corp.	73,727,258
	741,510	Maxim Integrated Products, Inc.	26,486,737
	367,110	Texas Instruments, Inc.	20,939,954

			150,714,628

		Software & Services - 2.0%
	90,470	IBM Corp.	13,203,192
	2,696,850	Microsoft Corp.	134,491,909

			147,695,101

		Technology Hardware & Equipment - 1.4%
	3,661,790	Cisco Systems, Inc.	100,662,607

		Telecommunication Services - 1.9%
	1,081,800	BCE, Inc.	50,731,738
	1,804,039	Verizon Communications, Inc.	91,897,747

			142,629,485

		Transportation - 0.9%
	454,000	Union Pacific Corp.	39,602,420
	276,730	United Parcel Service, Inc. Class B	29,076,021

			68,678,441

		Utilities - 4.1%
	1,030,500	Dominion Resources, Inc.	73,649,835
	511,600	Duke Energy Corp.	40,303,848
	742,040	Eversource Energy	41,880,738
	2,576,417	National Grid plc	36,761,887
	254,100	NextEra Energy, Inc.	29,877,078
	873,945	UGI Corp.	35,167,547
	1,140,970	Xcel Energy, Inc.	45,673,029

			303,313,962

		Total Common Stocks (cost $2,932,939,204)	$3,361,593,749

PREFERRED STOCKS - 0.0%
		Diversified Financials - 0.0%
	3,300	Discover Financial Services Series B	$87,285

		Total Preferred Stocks (cost $82,005)	$87,285

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.7%
		Asset-Backed - Automobile - 0.1%
$	6,548,022	Westlake Automobile Receivables Trust 1.28%, 07/16/2018(1)	$6,539,799

The accompanying notes are an integral part of these financial statements.

51

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.7% - (continued)
		Asset-Backed - Credit Card - 0.1%
$	8,430,000	Capital One Multi-Asset Execution Trust 0.48%, 11/15/2019(2)	$8,420,982

		Asset-Backed - Finance & Insurance - 0.1%
	994,308	Countrywide Asset-Backed Certificates 0.83%, 06/25/2036(2)	955,078
	1,602,261	First Franklin Mortgage Loan Trust 0.68%, 04/25/2036(2)	1,015,838
	1,060,000	HSI Asset Securitization Corp. Trust 0.71%, 02/25/2036(2)	923,891
	942,643	Lehman XS Trust 0.70%, 11/25/2035(2)	636,408
	950,267	Securitized Asset Backed Receivables LLC 0.53%, 07/25/2036(2)	441,395

			3,972,610

		Asset-Backed-Home Equity - 0.2%
	261,322	Asset Backed Funding Certificates 0.66%, 01/25/2037(2)	159,554
		GSAA Home Equity Trust
	1,183,375	0.49%, 12/25/2046(2)	739,058
	885,502	0.51%, 12/25/2046(2)	430,481
	1,986,983	0.52%, 02/25/2037(2)	1,053,560
	1,235,345	0.53%, 12/25/2036(2)	586,808
	3,289,937	0.54%, 03/25/2037(2)	1,710,771
	2,491,287	0.62%, 11/25/2036(2)	1,260,064
	756,727	0.67%, 04/25/2047(2)	461,271
	334,343	0.74%, 03/25/2036(2)	221,997
	1,083,283	0.76%, 04/25/2047(2)	666,420
	1,410,963	5.99%, 06/25/2036(2)	694,447
	4,622,689	6.00%, 11/25/2036	2,906,808
	592,139	6.30%, 06/25/2036	291,295
	1,486,034	Morgan Stanley Mortgage Loan Trust 0.61%, 11/25/2036(2)	640,766
		Renaissance Home Equity Loan Trust
	2,530,211	5.91%, 04/25/2037(3)	1,310,993
	1,297,108	6.12%, 11/25/2036(3)	750,902
	1,995,000	Soundview Home Loan Trust 0.69%, 11/25/2036(2)	1,318,255

			15,203,450

		Commercial Mortgage-Backed Securities - 0.1%
		Bear Stearns Commercial Mortgage Securities Trust
	425,993	5.20%, 12/11/2038	430,380
	150,731	5.54%, 10/12/2041	151,737
	152,668	5.54%, 09/11/2041	152,993
		Commercial Mortgage Pass-Through Certificates
	270,000	4.75%, 10/15/2045(1)(2)	220,706
	1,130,000	4.93%, 10/15/2045(1)(2)	1,081,830
		Commercial Mortgage Trust
	815,000	4.40%, 07/10/2045(1)(2)	738,971
	380,000	4.48%, 12/10/2045(1)(2)	342,923
	2,070,000	4.73%, 10/15/2045(1)(2)	1,887,543
	855,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	795,174
	1,000,000	GS Mortgage Securities Trust 5.03%, 04/10/2047(1)(2)	781,709
		JP Morgan Chase Commercial Mortgage Securities Trust
	500,000	2.73%, 10/15/2045(1)(2)	354,115
	1,000,000	4.00%, 08/15/2046(1)(2)	801,915

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.7% - (continued)
		Commercial Mortgage-Backed Securities - 0.1% - (continued)
$	1,247,998	4.81%, 10/15/2045(1)(2)	$1,131,250
	850,000	5.50%, 08/15/2046(1)(2)	865,398
	960,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	674,758
	605,000	UBS-Barclays Commercial Mortgage Trust 4.22%, 03/10/2046(1)(2)	415,001
	360,000	Wells Fargo Commercial Mortgage Trust 4.94%, 10/15/2045(1)(2)	343,420
		WF-RBS Commercial Mortgage Trust
	1,085,599	3.02%, 11/15/2047(1)	527,995
	440,505	5.00%, 04/15/2045(1)(2)	296,856

			11,994,674

		Whole Loan Collateral CMO - 1.1%
		Adjustable Rate Mortgage Trust
	798,648	0.70%, 01/25/2036(2)	653,606
	652,247	0.71%, 11/25/2035(2)	588,583
	752,554	0.94%, 01/25/2036(2)	644,773
		Alternative Loan Trust
	3,413,295	0.71%, 01/25/2036(2)	2,769,490
	240,921	0.76%, 11/25/2035(2)	197,234
	1,274,826	0.84%, 10/25/2036(2)	866,954
	844,812	5.50%, 12/25/2035	722,137
	980,184	5.75%, 05/25/2036	769,446
	221,970	6.00%, 05/25/2036	180,187
	644,870	6.00%, 12/25/2036	477,001
	1,209,536	6.50%, 08/25/2037	804,739
		American Home Mortgage Assets Trust
	771,398	0.63%, 09/25/2046(2)	526,874
	296,592	1.32%, 10/25/2046(2)	206,807
		Banc of America Funding Trust
	1,590,517	0.67%, 02/20/2047(2)	1,302,013
	833,343	0.74%, 05/20/2047(2)	676,900
	890,252	5.77%, 05/25/2037(2)	782,231
	202,228	5.85%, 01/25/2037(3)	170,457
	468,710	BCAP LLC Trust 0.61%, 01/25/2037(2)	372,093
		Bear Stearns Adjustable Rate Mortgage Trust
	947,804	2.66%, 10/25/2035(2)	911,301
	628,755	2.80%, 02/25/2036(2)	481,397
	426,971	4.55%, 06/25/2047(2)	377,013
		Bear Stearns Alt-A Trust
	1,965,415	0.76%, 08/25/2036(2)	1,453,317
	301,263	0.82%, 05/25/2036(2)	247,852
	1,386,391	0.92%, 02/25/2036(2)	1,116,196
	1,782,185	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036(2)	1,363,540
	585,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	552,762
		CHL Mortgage Pass-Through Trust
	2,263,143	1.12%, 03/25/2035(2)	1,800,265
	3,217,612	2.66%, 06/20/2035(2)	3,094,474
	937,640	2.68%, 03/20/2036(2)	831,689
	574,805	3.02%, 04/25/2037(2)	539,922
	535,547	Citigroup Mortgage Loan Trust 2.88%, 07/25/2036(2)	368,352
		Countrywide Home Loans, Inc.
	3,046,713	2.62%, 11/20/2035(2)	2,713,123

The accompanying notes are an integral part of these financial statements.

52

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.7% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
$	634,310	2.75%, 09/25/2047(2)	$566,681
	276,687	2.95%, 04/20/2036(2)	230,332
	464,910	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	433,063
	535,599	Deutsche Alt-A Securities Mortgage Loan Trust 0.59%, 03/25/2037(2)	384,594
	849,618	DSLA Mortgage Loan Trust 1.27%, 03/19/2046(2)	609,121
	236,631	GMAC Mortgage Corp. Loan Trust 3.31%, 04/19/2036(2)	201,229
		GSR Mortgage Loan Trust
	5,190,732	0.74%, 01/25/2037(2)	3,010,625
	222,183	0.94%, 11/25/2035(2)	147,452
	1,008,526	2.85%, 10/25/2035(2)	885,638
	2,214,674	3.01%, 01/25/2036(2)	2,024,050
		HarborView Mortgage Loan Trust
	361,901	0.63%, 01/19/2038(2)	287,804
	2,133,517	0.68%, 12/19/2036(2)	1,461,508
	401,870	0.77%, 09/19/2035(2)	321,058
	465,572	1.14%, 01/19/2035(2)	306,482
		IndyMac INDA Mortgage Loan Trust
	492,052	2.90%, 09/25/2036(2)	385,235
	916,683	2.94%, 12/25/2036(2)	801,647
		IndyMac Index Mortgage Loan Trust
	809,731	0.63%, 04/25/2037(2)	571,718
	347,002	0.64%, 10/25/2036(2)	277,770
	386,008	0.68%, 07/25/2035(2)	333,098
	608,900	0.72%, 07/25/2035(2)	491,303
	213,748	0.73%, 01/25/2036(2)	135,656
	780,520	0.84%, 07/25/2046(2)	432,655
	432,831	2.78%, 08/25/2035(2)	322,106
	264,959	2.79%, 01/25/2036(2)	246,254
	513,777	2.90%, 02/25/2036(2)	420,144
	2,874,200	2.96%, 04/25/2037(2)	1,829,092
		JP Morgan Mortgage Trust
	290,333	2.80%, 04/25/2037(2)	254,223
	3,631,535	2.90%, 05/25/2036(2)	3,244,246
		Lehman XS Trust
	288,920	0.65%, 07/25/2046(2)	223,643
	1,124,566	0.68%, 06/25/2047(2)	751,653
	430,783	1.29%, 09/25/2047(2)	346,299
	811,377	Luminent Mortgage Trust 0.64%, 10/25/2046(2)	684,289
	307,486	Merrill Lynch Mortgage Investors Trust 2.84%, 07/25/2035(2)	242,284
	665,918	Morgan Stanley Mortgage Loan Trust 3.00%, 05/25/2036(2)	472,412
	999,393	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(2)	743,021
	876,326	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	788,579
		Residential Accredit Loans, Inc.
	2,382,615	0.74%, 04/25/2036(2)	1,597,821
	969,669	1.18%, 09/25/2046(2)	672,835
	2,486,525	1.64%, 11/25/2037(2)	1,608,487
	1,878,407	6.00%, 12/25/2035	1,606,286

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.7% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
		Residential Asset Securitization Trust
$	1,506,619	0.89%, 03/25/2035(2)	$1,164,550
	1,472,175	6.25%, 11/25/2036	988,166
		Residential Funding Mortgage Securities, Inc.
	4,557,537	2.92%, 08/25/2035(2)	3,404,447
	285,820	3.40%, 04/25/2037(2)	241,066
	955,845	6.00%, 07/25/2037	858,198
	302,355	Sequoia Mortgage Trust 2.69%, 07/20/2037(2)	240,871
		Structured Adjustable Rate Mortgage Loan Trust
	1,016,352	0.63%, 07/25/2037(2)	727,286
	690,928	0.74%, 09/25/2034(2)	594,867
	1,141,671	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(2)	860,866
	908,565	Structured Asset Securities Corp. 5.75%, 06/25/2035	868,490
		WaMu Mortgage Pass-Through Certificates Trust
	733,256	0.86%, 06/25/2044(2)	651,493
	1,852,106	1.17%, 12/25/2046(2)	1,432,889
	1,586,049	1.36%, 07/25/2046(2)	1,267,627
	2,437,733	1.98%, 01/25/2037(2)	2,011,487
	1,274,749	2.17%, 11/25/2046(2)	1,127,580
	2,593,941	2.22%, 06/25/2037(2)	2,203,633
	615,916	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.60%, 02/25/2037(2)	442,967
	994,543	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037(2)	833,500

			78,835,104

		Whole Loan Collateral PAC - 0.0%
	588,300	Alternative Loan Trust 0.94%, 12/25/2035(2)	406,321

		Total Asset & Commercial Mortgage Backed Securities (cost $129,451,335)	$125,372,940

CORPORATE BONDS - 44.1%
		Advertising - 0.1%
		Lamar Media Corp.
$	625,000	5.00%, 05/01/2023	$650,000
	190,000	5.75%, 02/01/2026(1)	200,925
	95,000	5.88%, 02/01/2022	99,513
	3,385,000	Omnicom Group, Inc. 3.60%, 04/15/2026	3,524,272

			4,474,710

		Aerospace/Defense - 0.4%
		BAE Systems Holdings, Inc.
	630,000	2.85%, 12/15/2020(1)	639,331
	4,085,000	3.80%, 10/07/2024(1)	4,228,339
	4,220,000	BAE Systems plc 4.75%, 10/11/2021(1)	4,654,175
		Lockheed Martin Corp.
	1,805,000	2.50%, 11/23/2020	1,856,953
	5,250,000	3.55%, 01/15/2026	5,628,026
	1,025,000	3.80%, 03/01/2045	1,032,666
	1,025,000	4.50%, 05/15/2036	1,137,530
	2,710,000	4.70%, 05/15/2046	3,116,080
	480,000	4.85%, 09/15/2041	554,055

The accompanying notes are an integral part of these financial statements.

53

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Aerospace/Defense - 0.4% - (continued)
		Raytheon Co.
$	2,600,000	4.70%, 12/15/2041	$3,006,268
	1,250,000	4.88%, 10/15/2040	1,483,905
		United Technologies Corp.
	1,925,000	4.50%, 06/01/2042	2,143,984
	950,000	6.13%, 07/15/2038	1,245,753

			30,727,065

		Agriculture - 0.6%
		Altria Group, Inc.
	3,800,000	2.85%, 08/09/2022	3,942,428
	1,560,000	4.25%, 08/09/2042	1,643,029
	1,640,000	5.38%, 01/31/2044	2,035,350
	60,000	10.20%, 02/06/2039	109,639
	2,425,000	Cargill, Inc. 4.10%, 11/01/2042(1)	2,384,129
	5,525,000	Imperial Brands Finance plc 2.05%, 02/11/2018(1)	5,556,039
		Imperial Tobacco Finance plc
	2,350,000	2.95%, 07/21/2020(1)	2,422,035
	6,090,000	3.75%, 07/21/2022(1)	6,416,028
	7,065,000	Philip Morris International, Inc. 4.25%, 11/10/2044	7,548,967
		Reynolds American, Inc.
	1,733,000	3.25%, 06/12/2020	1,817,229
	4,170,000	5.70%, 08/15/2035	4,977,604
	1,535,000	6.15%, 09/15/2043	1,935,905

			40,788,382

		Airlines - 0.0%
	450,000	AircastleLtd. 5.00%, 04/01/2023	458,172
	6,003	Continental Airlines Class B Pass-Through Trust 6.90%, 10/19/2023	6,228

			464,400

		Apparel - 0.0%
	1,940,000	NIKE, Inc. 3.63%, 05/01/2043	1,971,445

		Auto Manufacturers - 1.0%
	2,370,000	Ford Motor Co. 7.45%, 07/16/2031	3,145,277
		Ford Motor Credit Co. LLC
	6,000,000	1.68%, 09/08/2017	6,012,378
	7,485,000	2.24%, 06/15/2018	7,535,112
	9,365,000	2.38%, 03/12/2019	9,475,413
	4,220,000	2.60%, 11/04/2019	4,274,784
	2,160,000	3.20%, 01/15/2021	2,225,219
	3,475,000	4.13%, 08/04/2025	3,681,870
	240,000	5.00%, 05/15/2018	255,273
	2,835,000	5.88%, 08/02/2021	3,272,667
		General Motors Co.
	1,405,000	4.88%, 10/02/2023	1,504,067
	8,406,000	6.25%, 10/02/2043	9,473,285
	1,470,000	6.60%, 04/01/2036	1,720,091
	1,465,000	6.75%, 04/01/2046	1,767,924
		General Motors Financial Co., Inc.
	10,575,000	2.40%, 04/10/2018	10,640,375
	4,830,000	3.10%, 01/15/2019	4,949,441
	4,510,000	3.70%, 11/24/2020	4,673,334

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Auto Manufacturers - 1.0% - (continued)
$	1,755,000	5.25%, 03/01/2026	$1,925,261

			76,531,771

		Auto Parts & Equipment - 0.0%
	295,000	American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	311,962
		ZF North America Capital, Inc.
	520,000	4.50%, 04/29/2022(1)	532,340
	1,240,000	4.75%, 04/29/2025(1)	1,257,050

			2,101,352

		Beverages - 1.0%
		Anheuser-Busch InBev Finance, Inc.
	26,235,000	3.30%, 02/01/2023	27,341,907
	6,320,000	3.65%, 02/01/2026	6,661,880
	9,065,000	4.70%, 02/01/2036	9,913,783
	15,425,000	4.90%, 02/01/2046	17,492,845
		Anheuser-Busch InBev Worldwide, Inc.
	2,280,000	2.50%, 07/15/2022	2,297,146
	4,960,000	3.75%, 07/15/2042	4,825,197
	500,000	8.20%, 01/15/2039	775,482
	1,182,000	Coca-Cola Femsa S.A.B. de C.V. 3.88%, 11/26/2023	1,246,783
		Constellation Brands, Inc.
	190,000	4.25%, 05/01/2023	198,550
	585,000	6.00%, 05/01/2022	665,437
	2,715,000	Molson Coors Brewing Co. 5.00%, 05/01/2042	2,945,949
		SABMiller Holdings, Inc.
	1,475,000	3.75%, 01/15/2022(1)	1,575,856
	800,000	4.95%, 01/15/2042(1)	905,733

			76,846,548

		Biotechnology - 0.4%
		Amgen, Inc.
	5,035,000	3.63%, 05/22/2024	5,387,133
	4,340,000	5.15%, 11/15/2041	4,941,928
	1,475,000	6.90%, 06/01/2038	1,989,651
		Celgene Corp.
	2,945,000	3.63%, 05/15/2024	3,068,310
	3,365,000	4.63%, 05/15/2044	3,465,647
		Gilead Sciences, Inc.
	1,740,000	3.25%, 09/01/2022	1,843,640
	3,700,000	4.40%, 12/01/2021	4,144,085
	1,925,000	4.50%, 02/01/2045	2,052,160
	1,375,000	4.60%, 09/01/2035	1,508,005
	2,465,000	4.75%, 03/01/2046	2,734,306

			31,134,865

		Chemicals - 0.3%
		Agrium, Inc.
	1,650,000	3.15%, 10/01/2022	1,651,660
	4,060,000	4.13%, 03/15/2035	3,743,044
		CF Industries, Inc.
	2,660,000	5.15%, 03/15/2034	2,627,255
	2,435,000	5.38%, 03/15/2044	2,397,815
		Chemours Co.
	780,000	6.63%, 05/15/2023(1)	682,500
	285,000	7.00%, 05/15/2025(1)	247,238
	1,575,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	1,467,868

The accompanying notes are an integral part of these financial statements.

54

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Chemicals - 0.3% - (continued)
		Mexichem S.A.B. de C.V.
$	1,090,000	5.88%, 09/17/2044(4)	$987,812
	430,000	6.75%, 09/19/2042(4)	429,463
	2,900,000	Monsanto Co. 4.20%, 07/15/2034	2,790,400
		OCP S.A.
	2,990,000	4.50%, 10/22/2025(4)	2,900,300
	545,000	5.63%, 04/25/2024(4)	571,569
	1,047,000	6.88%, 04/25/2044(4)	1,090,189

			21,587,113

		Commercial Banks - 10.5%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	6.75%, 02/18/2020(2)(4)(5)	421,379
	2,800,000	7.00%, 02/19/2019(2)(4)(5)	2,949,650
$	800,000	9.00%, 05/09/2018(2)(4)(5)	826,600
		Bank of America Corp.
	7,000,000	2.63%, 04/19/2021	7,046,690
	2,405,000	3.50%, 04/19/2026	2,430,779
	310,000	3.95%, 04/21/2025	309,582
	12,380,000	4.00%, 01/22/2025	12,398,657
	4,260,000	4.10%, 07/24/2023	4,533,449
	2,635,000	4.20%, 08/26/2024	2,683,534
	4,000,000	4.88%, 04/01/2044	4,400,456
	1,760,000	5.00%, 01/21/2044	1,961,761
	3,675,000	5.63%, 07/01/2020	4,129,730
	2,496,000	5.70%, 05/02/2017	2,595,321
	4,960,000	6.00%, 09/01/2017	5,240,359
	4,890,000	6.05%, 05/16/2016	4,898,660
	4,515,000	6.88%, 04/25/2018	4,951,014
	3,970,000	7.63%, 06/01/2019	4,603,596
	9,525,000	7.75%, 05/14/2038	13,252,818
		Bank of America NA
	7,100,000	1.65%, 03/26/2018	7,120,157
	5,790,000	2.05%, 12/07/2018	5,849,434
		Bank of New York Mellon Corp.
	9,950,000	2.45%, 11/27/2020	10,180,163
	10,660,000	2.60%, 08/17/2020	10,989,756
	10,645,000	Bank of Nova Scotia 4.50%, 12/16/2025	10,970,396
	10,416,000	Barclays Bank plc 6.05%, 12/04/2017(1)	11,027,273
		Barclays plc
	535,000	3.65%, 03/16/2025	513,445
EUR	375,000	8.00%, 12/15/2020(2)(5)	428,320
$	1,615,000	8.25%, 12/15/2018(2)(5)	1,619,092
	13,405,000	BB&T Corp. 2.63%, 06/29/2020	13,708,074
	1,665,000	BBVA Bancomer S.A. 6.75%, 09/30/2022(4)	1,827,338
	275,000	BBVA International Preferred SAU 5.92%, 04/18/2017(2)(5)	275,688
	1,555,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(5)	1,589,988
		BPCE S.A.
	4,745,000	5.15%, 07/21/2024(1)	4,879,284
	3,525,000	5.70%, 10/22/2023(1)	3,748,393
	5,150,000	Capital One Financial Corp. 4.20%, 10/29/2025	5,263,552
	4,600,000	Capital One NA/Mclean VA 2.40%, 09/05/2019	4,601,099

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Commercial Banks - 10.5% - (continued)
		Citigroup, Inc.
$	9,875,000	2.40%, 02/18/2020	$9,952,706
	6,275,000	2.50%, 09/26/2018	6,386,312
	7,000,000	2.55%, 04/08/2019	7,128,828
	10,150,000	2.65%, 10/26/2020	10,273,840
	5,130,000	2.70%, 03/30/2021	5,194,382
	7,450,000	4.30%, 11/20/2026	7,625,745
	6,525,000	4.40%, 06/10/2025	6,734,537
	9,315,000	4.45%, 09/29/2027	9,490,234
	3,090,000	4.60%, 03/09/2026	3,210,896
	7,000,000	4.65%, 07/30/2045	7,485,919
	4,795,000	5.50%, 09/13/2025	5,312,011
	1,815,000	Citizens Financial Group, Inc. 4.30%, 12/03/2025	1,872,675
		Cooperatieve Rabobank UA
	4,570,000	5.25%, 08/04/2045	5,085,656
	3,835,000	5.75%, 12/01/2043	4,526,470
		Credit Agricole S.A.
	3,485,000	4.38%, 03/17/2025(1)	3,473,709
	890,000	7.88%, 01/23/2024(1)(2)(5)	854,856
	455,000	8.13%, 12/23/2025(1)(2)(5)	469,788
	3,425,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(4)(5)	3,151,000
		Credit Suisse Group Funding Guernsey Ltd.
	5,650,000	3.13%, 12/10/2020(1)	5,659,639
	3,520,000	3.75%, 03/26/2025	3,436,435
	10,410,000	3.80%, 09/15/2022	10,528,841
	3,685,000	Credit Suisse New York 5.40%, 01/14/2020	3,999,537
	6,520,000	Discover Bank/Greenwood DE 4.20%, 08/08/2023	6,828,957
		Fifth Third Bancorp
	2,000,000	2.88%, 07/27/2020	2,028,800
	2,780,000	4.30%, 01/16/2024	2,933,531
		Goldman Sachs Group, Inc.
	740,000	2.00%, 04/25/2019	742,270
	6,425,000	2.24%, 11/29/2023(2)	6,412,580
	3,940,000	2.60%, 04/23/2020	3,988,013
	9,290,000	2.63%, 04/25/2021	9,341,671
	6,190,000	2.75%, 09/15/2020	6,282,869
	6,345,000	3.50%, 01/23/2025	6,416,553
	2,175,000	3.75%, 02/25/2026	2,237,072
	3,315,000	4.00%, 03/03/2024	3,497,574
	920,000	4.25%, 10/21/2025	939,383
	1,390,000	4.75%, 10/21/2045	1,479,203
	2,625,000	4.80%, 07/08/2044	2,819,397
	3,830,000	5.15%, 05/22/2045	3,938,175
	4,200,000	5.38%, 03/15/2020	4,668,115
	4,740,000	5.75%, 01/24/2022	5,455,214
	4,550,000	6.15%, 04/01/2018	4,916,334
	3,149,000	6.25%, 02/01/2041	4,009,855
	2,470,000	6.45%, 05/01/2036	2,892,565
	7,545,000	6.75%, 10/01/2037	9,146,630
	2,921,000	7.50%, 02/15/2019	3,352,630
	750,000	HBOS Capital Funding L.P. 6.85%, 06/23/2016(4)(5)	754,875
		HSBC Holdings plc
	7,655,000	4.25%, 03/14/2024	7,826,740
	6,800,000	4.25%, 08/18/2025	6,856,984
	4,755,000	4.30%, 03/08/2026	4,992,374
	1,665,000	5.10%, 04/05/2021	1,847,254

The accompanying notes are an integral part of these financial statements.

55

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Commercial Banks - 10.5% - (continued)
$	1,000,000	6.50%, 09/15/2037	$1,206,655
	7,800,000	6.80%, 06/01/2038	9,750,546
	1,730,000	HSBC USA, Inc. 2.35%, 03/05/2020	1,745,407
		Intesa Sanpaolo S.p.A.
	3,165,000	5.71%, 01/15/2026(1)	3,075,728
	780,000	7.70%, 09/17/2025(1)(2)(5)	721,500
		JP Morgan Chase & Co.
	17,155,000	2.55%, 03/01/2021	17,395,719
	8,060,000	2.75%, 06/23/2020	8,253,762
	2,270,000	3.25%, 09/23/2022	2,357,136
	20,000,000	3.30%, 04/01/2026	20,252,440
	9,275,000	4.25%, 10/01/2027	9,680,188
	5,300,000	4.35%, 08/15/2021	5,801,756
	2,220,000	4.63%, 05/10/2021	2,455,713
	3,500,000	4.95%, 06/01/2045	3,785,383
	2,970,000	5.63%, 08/16/2043	3,489,435
	1,000,000	6.40%, 05/15/2038	1,351,532
		KeyCorp
	10,750,000	2.30%, 12/13/2018	10,847,029
	11,005,000	2.90%, 09/15/2020	11,254,791
	165,000	Lloyds Bank plc 6.50%, 09/14/2020(1)	184,995
		Lloyds Banking Group plc
	4,830,000	4.65%, 03/24/2026	4,905,353
	3,070,000	5.30%, 12/01/2045(1)	3,134,224
GBP	1,450,000	7.00%, 06/27/2019(2)(4)(5)	2,051,977
		Morgan Stanley
$	5,735,000	2.13%, 04/25/2018	5,786,070
	9,160,000	2.45%, 02/01/2019	9,299,571
	7,450,000	2.50%, 01/24/2019	7,574,922
	9,580,000	2.50%, 04/21/2021	9,598,106
	14,585,000	2.65%, 01/27/2020	14,796,497
	9,230,000	3.70%, 10/23/2024	9,520,837
	6,320,000	3.95%, 04/23/2027	6,310,748
	9,690,000	4.00%, 07/23/2025	10,194,820
	3,120,000	4.35%, 09/08/2026	3,223,962
	1,250,000	6.38%, 07/24/2042	1,651,700
	2,460,000	6.63%, 04/01/2018	2,683,555
	2,600,000	7.30%, 05/13/2019	2,994,464
	1,375,000	Oschadbank Via SSB 1 plc 9.63%, 03/20/2025(2)(4)	1,237,500
		PNC Bank NA
	7,465,000	2.15%, 04/29/2021	7,503,348
	13,070,000	2.40%, 10/18/2019	13,369,747
	2,465,000	2.70%, 11/01/2022	2,470,726
	4,310,000	PNC Financial Services Group, Inc. 3.90%, 04/29/2024	4,569,544
	2,370,000	Radian Group, Inc. 7.00%, 03/15/2021	2,527,013
		Royal Bank of Scotland Group plc
	1,260,000	6.99%, 10/05/2017(1)(2)(5)	1,367,100
	1,400,000	7.64%, 09/30/2017(2)(5)	1,308,300
	725,000	9.50%, 03/16/2022(2)(4)	766,620
	4,840,000	Santander Bank NA 2.00%, 01/12/2018	4,820,490
		Santander Holdings USA, Inc.
	4,900,000	2.65%, 04/17/2020	4,882,581
	5,975,000	4.50%, 07/17/2025	6,165,489
	13,800,000	Santander Issuances SAU 5.18%, 11/19/2025	13,712,384

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Commercial Banks - 10.5% - (continued)
$	3,285,000	Santander UK Group Holdings plc 5.63%, 09/15/2045(1)	$3,139,685
	2,515,000	Santander UK plc 5.00%, 11/07/2023(1)	2,613,963
	1,055,000	Societe Generale S.A. 8.25%, 11/29/2018(2)(4)(5)	1,078,738
		State Street Corp.
	1,445,000	3.10%, 05/15/2023	1,486,064
	3,340,000	3.70%, 11/20/2023	3,635,373
	1,110,000	Sumitomo Mitsui Financial Group, Inc. 4.44%, 04/02/2024(1)	1,157,675
	4,940,000	SunTrust Banks, Inc. 2.35%, 11/01/2018	5,005,662
	8,220,000	UBS Group Funding Jersey Ltd. 4.13%, 09/24/2025(1)	8,433,646
	6,450,000	US Bancorp 3.10%, 04/27/2026	6,490,029
	1,800,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(4)	1,790,820
	2,850,000	Wachovia Corp. 5.50%, 08/01/2035	3,216,530
		Wells Fargo & Co.
	12,300,000	2.50%, 03/04/2021	12,496,234
	9,980,000	3.00%, 04/22/2026	9,955,120
	4,965,000	3.45%, 02/13/2023	5,085,813
	6,655,000	4.10%, 06/03/2026	7,000,820
	4,080,000	4.13%, 08/15/2023	4,365,935
	3,330,000	4.90%, 11/17/2045	3,600,609
	7,023,000	5.61%, 01/15/2044	8,226,960

			773,502,160

		Commercial Services - 0.4%
	725,000	Aramark Services, Inc. 5.13%, 01/15/2024	766,688
	4,250,000	Automatic Data Processing, Inc. 3.38%, 09/15/2025	4,566,723
	505,000	Clean Harbors, Inc. 5.13%, 06/01/2021(1)	508,788
		ERAC USA Finance LLC
	1,370,000	3.30%, 10/15/2022(1)	1,405,895
	6,280,000	3.85%, 11/15/2024(1)	6,649,867
	265,000	4.50%, 02/15/2045(1)	267,596
	2,735,000	5.63%, 03/15/2042(1)	3,177,126
		Hertz Corp.
	1,290,000	5.88%, 10/15/2020	1,310,008
	130,000	6.25%, 10/15/2022	130,909
	216,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. 5.75%, 04/15/2023	225,720
	8,525,000	MasterCard, Inc. 3.38%, 04/01/2024	9,137,700
	2,605,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,084,000
	2,065,000	Service Corp. International 5.38%, 01/15/2022	2,163,087

			32,394,107

		Construction Materials - 0.3%
	2,080,000	Builders FirstSource, Inc. 7.63%, 06/01/2021(1)	2,189,200
	2,070,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	2,062,237

The accompanying notes are an integral part of these financial statements.

56

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Construction Materials - 0.3% - (continued)
		Cemex S.A.B. de C.V.
$	2,840,000	5.70%, 01/11/2025(1)	$2,733,500
	460,000	6.13%, 05/05/2025(1)	451,950
	800,000	7.75%, 04/16/2026(1)	852,000
		Masco Corp.
	775,000	6.50%, 08/15/2032	798,250
	310,000	7.13%, 03/15/2020	358,050
	160,000	7.75%, 08/01/2029	183,200
	2,065,000	Nortek, Inc. 8.50%, 04/15/2021	2,147,600
	2,200,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	2,183,500
		Standard Industries, Inc.
	190,000	5.13%, 02/15/2021(1)	197,600
	4,550,000	5.38%, 11/15/2024(1)	4,743,375

			18,900,462

		Distribution/Wholesale - 0.0%
		American Builders & Contractors Supply Co., Inc.
	190,000	5.63%, 04/15/2021(1)	196,650
	2,255,000	5.75%, 12/15/2023(1)	2,362,113
	415,000	HD Supply, Inc. 5.75%, 04/15/2024(1)	435,231

			2,993,994

		Diversified Financial Services - 1.6%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,180,000	4.50%, 05/15/2021	1,218,350
	1,090,000	4.63%, 10/30/2020	1,133,600
	625,000	Air Lease Corp. 5.63%, 04/01/2017(3)	645,300
	5,127,000	American Express Co. 2.65%, 12/02/2022	5,112,414
	1,210,000	Bear Stearns Cos. LLC 7.25%, 02/01/2018	1,325,343
	8,540,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	8,549,804
	3,825,000	FMR LLC 4.95%, 02/01/2033(1)	3,977,224
		GE Capital International Funding Co.
	5,336,000	2.34%, 11/15/2020(1)	5,459,347
	13,589,000	4.42%, 11/15/2035(1)	14,921,836
		General Electric Co.
	1,210,000	5.88%, 01/14/2038	1,595,283
	1,297,000	6.75%, 03/15/2032	1,792,719
	1,469,000	6.88%, 01/10/2039	2,149,886
		Intercontinental Exchange, Inc.
	2,800,000	2.75%, 12/01/2020	2,883,966
	2,685,000	3.75%, 12/01/2025	2,783,642
		International Lease Finance Corp.
	455,000	5.88%, 04/01/2019	487,988
	3,545,000	5.88%, 08/15/2022	3,881,775
	3,350,000	6.25%, 05/15/2019	3,634,750
	350,000	7.13%, 09/01/2018(1)	383,950
	380,000	8.75%, 03/15/2017(3)	400,140
	399,000	MassMutual Global Funding II 2.10%, 08/02/2018(1)	404,540
	6,625,000	National Rural Utilities Cooperative Finance Corp. 3.25%, 11/01/2025	6,982,538

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Diversified Financial Services - 1.6% - (continued)
		Nationstar Mortgage LLC / Nationstar Capital Corp.
$	1,765,000	6.50%, 08/01/2018	$1,720,875
	1,135,000	6.50%, 07/01/2021	995,962
	420,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	429,450
		Springleaf Finance Corp.
	310,000	5.25%, 12/15/2019	294,113
	700,000	7.75%, 10/01/2021	691,250
	2,455,000	8.25%, 12/15/2020	2,531,719
		Synchrony Financial
	2,400,000	2.70%, 02/03/2020	2,400,278
	3,810,000	3.00%, 08/15/2019	3,865,752
	5,410,000	3.75%, 08/15/2021	5,568,275
	8,075,000	4.50%, 07/23/2025	8,378,895
		Visa, Inc.
	6,935,000	2.80%, 12/14/2022	7,233,850
	3,905,000	3.15%, 12/14/2025	4,094,146
	2,500,000	4.15%, 12/14/2035	2,719,727
	3,635,000	4.30%, 12/14/2045	3,994,810

			114,643,497

		Electric - 2.0%
	5,210,000	Baltimore Gas & Electric Co. 3.50%, 11/15/2021	5,574,294
	500,000	Berkshire Hathaway Energy Co. 5.95%, 05/15/2037	627,383
		Centrais Electricas Brasileiras S.A.
	1,355,000	5.75%, 10/27/2021(4)	1,222,888
	150,000	6.88%, 07/30/2019(4)	148,500
	620,000	Commonwealth Edison Co. 4.35%, 11/15/2045	676,347
		Consolidated Edison Co. of New York, Inc.
	1,400,000	4.20%, 03/15/2042	1,473,591
	1,195,000	4.50%, 12/01/2045	1,328,777
	2,135,000	4.63%, 12/01/2054	2,356,156
		Dominion Resources, Inc.
	11,710,000	3.90%, 10/01/2025	12,318,498
	2,895,000	4.70%, 12/01/2044	3,081,681
	3,390,000	7.00%, 06/15/2038	4,339,268
		Duke Energy Carolinas LLC
	3,225,000	2.50%, 03/15/2023	3,290,406
	3,270,000	3.75%, 06/01/2045	3,357,152
	3,305,000	3.88%, 03/15/2046	3,445,823
	3,000,000	5.30%, 02/15/2040	3,769,845
		Duke Energy Corp.
	2,935,000	3.75%, 04/15/2024	3,128,384
	3,000,000	3.95%, 10/15/2023	3,235,266
		Duke Energy Progress LLC
	2,060,000	4.10%, 05/15/2042	2,205,514
	1,940,000	4.15%, 12/01/2044	2,102,054
	2,730,000	4.38%, 03/30/2044	3,042,700
		Dynegy, Inc.
	2,140,000	5.88%, 06/01/2023	1,936,700
	1,205,000	7.38%, 11/01/2022	1,190,275
	820,000	7.63%, 11/01/2024	801,550
		Electricite de France S.A.
	410,000	4.88%, 01/22/2044(1)	435,561
	8,375,000	4.95%, 10/13/2045(1)	9,090,937
	4,095,000	5.63%, 01/22/2024(1)(2)(5)	3,941,437

The accompanying notes are an integral part of these financial statements.

57

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Electric - 2.0% - (continued)
$	2,775,000	Eversource Energy 2.80%, 05/01/2023	$2,788,609
		Exelon Corp.
	1,190,000	2.45%, 04/15/2021	1,203,327
	2,105,000	3.40%, 04/15/2026	2,159,768
		GenOn Americas Generation LLC
	2,065,000	8.50%, 10/01/2021	1,373,225
	1,545,000	9.13%, 05/01/2031	1,015,838
		Georgia Power Co.
	4,570,000	2.40%, 04/01/2021	4,653,946
	2,750,000	4.30%, 03/15/2042	2,962,622
		MidAmerican Energy Co.
	4,910,000	3.50%, 10/15/2024	5,272,275
	2,598,000	4.40%, 10/15/2044	2,895,539
	3,450,000	NiSource Finance Corp. 4.80%, 02/15/2044	3,750,598
		Oncor Electric Delivery Co. LLC
	1,636,000	2.95%, 04/01/2025	1,642,176
	3,915,000	4.10%, 06/01/2022	4,273,179
	115,000	4.55%, 12/01/2041	121,456
	591,000	5.25%, 09/30/2040	684,552
		Pacific Gas & Electric Co.
	6,000,000	3.50%, 06/15/2025	6,428,790
	2,525,000	4.30%, 03/15/2045	2,772,336
	2,400,000	6.05%, 03/01/2034	3,186,934
	3,500,000	PacifiCorp 4.10%, 02/01/2042	3,715,729
	2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,875,916
		Progress Energy, Inc.
	1,750,000	7.00%, 10/30/2031	2,306,384
	3,051,000	7.05%, 03/15/2019	3,469,265
	540,000	7.75%, 03/01/2031	748,510
	1,930,000	Public Service Co. of Colorado 3.60%, 09/15/2042	1,892,820
	4,770,000	San Diego Gas & Electric Co. 3.60%, 09/01/2023	5,131,709
	1,010,000	Southern California Edison Co. 6.05%, 03/15/2039	1,345,211
	1,615,000	Southern Power Co. 5.25%, 07/15/2043	1,697,790
	1,750,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(6)	586,250

			149,075,741

		Engineering & Construction - 0.0%
	1,050,000	SBA Tower Trust 2.93%, 12/15/2042(1)	1,052,194

		Entertainment - 0.1%
	1,420,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(1)	1,501,650
		GLP Capital L.P. / GLP Financing II, Inc.
	110,000	4.38%, 04/15/2021	112,475
	1,890,000	5.38%, 04/15/2026	1,970,325
	840,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	838,950

			4,423,400

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Environmental Control - 0.4%
		Clean Harbors, Inc.
$	1,470,000	5.13%, 06/01/2021	$1,481,025
	150,000	5.25%, 08/01/2020	154,313
		Republic Services, Inc.
	6,550,000	3.55%, 06/01/2022	6,879,714
	8,000,000	5.00%, 03/01/2020	8,729,968
		Waste Management, Inc.
	11,390,000	3.50%, 05/15/2024	12,051,121
	1,535,000	3.90%, 03/01/2035	1,553,082

			30,849,223

		Food - 0.6%
		Grupo Bimbo S.A.B. de C.V.
	800,000	4.50%, 01/25/2022(4)	853,994
	1,836,000	4.88%, 06/27/2044(4)	1,762,736
		JM Smucker Co.
	1,605,000	3.50%, 03/15/2025	1,683,826
	1,675,000	4.38%, 03/15/2045	1,752,008
		Kraft Heinz Foods Co.
	2,675,000	2.80%, 07/02/2020(1)	2,752,730
	4,115,000	3.95%, 07/15/2025(1)	4,394,022
	1,870,000	5.00%, 07/15/2035(1)	2,086,610
	2,190,000	5.20%, 07/15/2045(1)	2,521,358
	6,275,000	Kroger Co. 2.95%, 11/01/2021	6,569,875
	530,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024(1)	560,475
		Post Holdings, Inc.
	665,000	6.00%, 12/15/2022(1)	682,872
	1,425,000	7.38%, 02/15/2022	1,501,594
	6,081,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(1)	6,095,351
		Sysco Corp.
	1,050,000	2.50%, 07/15/2021	1,062,775
	3,140,000	3.30%, 07/15/2026	3,219,630
	960,000	4.50%, 04/01/2046	999,592
		TreeHouse Foods, Inc.
	3,520,000	4.88%, 03/15/2022	3,638,800
	605,000	6.00%, 02/15/2024(1)	643,569

			42,781,817

		Food Service - 0.1%
	3,715,000	Aramark Services, Inc. 5.75%, 03/15/2020	3,835,738

		Forest Products & Paper - 0.2%
	9,650,000	International Paper Co. 3.65%, 06/15/2024	10,016,632
	3,655,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	2,631,600

			12,648,232

		Gas - 0.0%
	2,940,000	Sempra Energy 2.85%, 11/15/2020	3,010,604

		Healthcare-Products - 0.6%
		Alere, Inc.
	3,220,000	6.38%, 07/01/2023(1)	3,284,400
	2,815,000	6.50%, 06/15/2020	2,786,850
	10,000,000	Boston Scientific Corp. 3.38%, 05/15/2022	10,257,140

The accompanying notes are an integral part of these financial statements.

58

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Healthcare-Products - 0.6% - (continued)
$	8,023,000	Medtronic, Inc. 4.38%, 03/15/2035	$8,934,790
	5,710,000	St. Jude Medical, Inc. 2.80%, 09/15/2020	5,848,051
	2,980,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	3,024,700
		Stryker Corp.
	1,400,000	2.63%, 03/15/2021	1,438,212
	1,495,000	3.50%, 03/15/2026	1,567,624
	2,535,000	4.63%, 03/15/2046	2,795,291
	4,055,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	4,109,795

			44,046,853

		Healthcare-Services - 1.7%
	2,760,000	Amsurg Corp. 5.63%, 07/15/2022	2,832,450
		Anthem, Inc.
	4,760,000	3.13%, 05/15/2022	4,856,952
	3,100,000	3.30%, 01/15/2023	3,161,247
	3,175,000	3.50%, 08/15/2024	3,257,880
	3,315,000	4.63%, 05/15/2042	3,448,478
	1,000,000	5.85%, 01/15/2036	1,153,066
	2,330,000	6.38%, 06/15/2037	2,863,419
	11,440,000	Cigna Corp. 3.25%, 04/15/2025	11,468,383
		Community Health Systems, Inc.
	545,000	5.13%, 08/15/2018	551,813
	1,125,000	5.13%, 08/01/2021	1,128,274
	6,745,000	6.88%, 02/01/2022	6,104,225
	1,440,000	7.13%, 07/15/2020	1,390,003
	2,060,000	Coventry Health Care, Inc. 5.45%, 06/15/2021	2,330,801
	2,150,000	Dignity Health 5.27%, 11/01/2064	2,313,387
	1,305,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	1,327,837
	2,785,000	HCA Holdings, Inc. 6.25%, 02/15/2021	3,025,902
		HCA, Inc.
	6,620,000	5.00%, 03/15/2024	6,851,700
	2,000,000	5.25%, 04/15/2025	2,070,000
	665,000	5.25%, 06/15/2026	690,769
	3,305,000	5.38%, 02/01/2025	3,379,362
	175,000	5.88%, 03/15/2022	191,188
	2,125,000	5.88%, 05/01/2023	2,235,234
	2,240,000	5.88%, 02/15/2026	2,324,000
	1,670,000	6.50%, 02/15/2020	1,849,525
	1,627,000	7.50%, 11/15/2095	1,578,190
		Humana, Inc.
	5,475,000	3.85%, 10/01/2024	5,727,365
	3,360,000	4.95%, 10/01/2044	3,560,246
	340,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	350,200
		Laboratory Corp. of America Holdings
	1,000,000	3.20%, 02/01/2022	1,018,142
	2,725,000	4.70%, 02/01/2045	2,777,677
	2,465,000	LifePoint Health, Inc. 5.88%, 12/01/2023	2,582,087
	1,235,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	1,278,225

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Healthcare-Services - 1.7% - (continued)
$	1,100,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	$1,153,904
		Tenet Healthcare Corp.
	345,000	4.75%, 06/01/2020	355,350
	4,610,000	5.00%, 03/01/2019(3)	4,563,900
	315,000	6.25%, 11/01/2018	337,050
	480,000	6.75%, 06/15/2023	474,000
	3,055,000	8.13%, 04/01/2022	3,169,562
		UnitedHealth Group, Inc.
	6,125,000	2.13%, 03/15/2021	6,181,687
	1,605,000	3.10%, 03/15/2026	1,653,977
	9,750,000	4.63%, 07/15/2035	11,005,459
	4,340,000	4.75%, 07/15/2045	5,014,549
	1,981,000	6.88%, 02/15/2038	2,809,833
	1,565,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	1,629,556

			128,026,854

		Holding Companies-Diversified - 0.0%
	390,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	398,775

		Home Builders - 0.2%
	150,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	154,530
		DR Horton, Inc.
	1,120,000	4.38%, 09/15/2022	1,139,600
	280,000	5.75%, 08/15/2023	306,600
		KB Home
	340,000	4.75%, 05/15/2019	341,700
	1,450,000	7.00%, 12/15/2021	1,479,000
	1,095,000	7.50%, 09/15/2022	1,117,886
	1,225,000	7.63%, 05/15/2023	1,249,500
	1,586,000	8.00%, 03/15/2020	1,712,880
		Lennar Corp.
	2,720,000	4.75%, 12/15/2017	2,788,000
	600,000	4.75%, 04/01/2021	624,900
	1,355,000	4.75%, 11/15/2022(3)	1,375,325
	320,000	4.88%, 12/15/2023	324,800
	3,170,000	M/I Homes, Inc. 6.75%, 01/15/2021	3,170,000
	130,000	PulteGroup, Inc. 6.38%, 05/15/2033	131,950
	710,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	715,325

			16,631,996

		Household Products - 0.0%
	1,200,000	Procter & Gamble Co. 5.55%, 03/05/2037	1,592,994

		Household Products/Wares - 0.1%
		S.C. Johnson & Son, Inc.
	2,520,000	4.00%, 05/15/2043(1)	2,485,854
	1,840,000	4.75%, 10/15/2046(1)	2,092,387
	2,400,000	Sun Products Corp. 7.75%, 03/15/2021(1)	2,262,000

			6,840,241

		Housewares - 0.3%
	18,220,000	Newell Brands, Inc. 3.15%, 04/01/2021	18,871,438

The accompanying notes are an integral part of these financial statements.

59

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Insurance - 1.0%
$	1,905,000	ACE Capital Trust II 9.70%, 04/01/2030	$2,714,625
		American International Group, Inc.
	2,725,000	3.88%, 01/15/2035	2,526,751
	2,005,000	4.50%, 07/16/2044	1,937,091
	2,680,000	4.70%, 07/10/2035	2,728,002
		Aon plc
	4,775,000	3.50%, 06/14/2024	4,810,741
	6,075,000	3.88%, 12/15/2025	6,248,010
	2,300,000	4.25%, 12/12/2042	2,131,787
	3,460,000	Berkshire Hathaway Finance Corp. 4.40%, 05/15/2042	3,775,780
	3,715,000	Berkshire Hathaway, Inc. 3.13%, 03/15/2026	3,868,682
		CNO Financial Group, Inc.
	350,000	4.50%, 05/30/2020	360,500
	865,000	5.25%, 05/30/2025	890,414
	2,000,000	Lincoln National Corp. 8.75%, 07/01/2019	2,383,824
		Manulife Financial Corp.
	3,810,000	4.15%, 03/04/2026	3,965,246
	2,445,000	5.38%, 03/04/2046	2,611,595
		Marsh & McLennan Cos., Inc.
	2,205,000	3.75%, 03/14/2026	2,277,866
	3,900,000	4.05%, 10/15/2023	4,148,087
	3,350,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	4,919,224
		MetLife, Inc.
	4,010,000	3.60%, 11/13/2025	4,171,511
	910,000	4.60%, 05/13/2046	957,548
	4,940,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(1)	7,295,357
	3,000,000	Teachers Insurance & Annuity Association of America 6.85%, 12/16/2039(1)	3,890,568
	2,015,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	2,055,322
	5,265,000	Trinity Acquisition plc 3.50%, 09/15/2021	5,372,390

			76,040,921

		Internet - 0.3%
		Amazon.com, Inc.
	5,110,000	3.80%, 12/05/2024	5,630,362
	2,940,000	4.80%, 12/05/2034	3,344,438
	3,085,000	4.95%, 12/05/2044	3,604,209
	250,000	Match Group, Inc. 6.75%, 12/15/2022(1)	255,000
	1,500,000	Netflix, Inc. 5.88%, 02/15/2025	1,572,000
		Zayo Group LLC / Zayo Capital, Inc.
	1,955,000	6.00%, 04/01/2023	2,008,762
	1,270,000	6.38%, 05/15/2025	1,320,800
	1,230,000	6.38%, 05/15/2025(1)	1,279,200
	631,000	10.13%, 07/01/2020	672,804

			19,687,575

		Iron/Steel - 0.1%
		AK Steel Corp.
	1,095,000	7.63%, 05/15/2020	930,750
	1,375,000	7.63%, 10/01/2021	1,134,375

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Iron/Steel - 0.1% - (continued)
$	1,095,000	8.38%, 04/01/2022	$862,313
		ArcelorMittal
	1,395,000	6.50%, 03/01/2021	1,426,387
	1,035,000	7.25%, 02/25/2022	1,088,691
	120,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	117,000
		Steel Dynamics, Inc.
	665,000	5.13%, 10/01/2021	679,963
	1,030,000	5.50%, 10/01/2024	1,046,737
		United States Steel Corp.
	520,000	6.88%, 04/01/2021	453,700
	2,255,000	7.38%, 04/01/2020	2,125,337
	335,000	7.50%, 03/15/2022	292,288

			10,157,541

		IT Services - 0.3%
		Apple, Inc.
	8,210,000	2.85%, 02/23/2023	8,470,643
	3,990,000	4.38%, 05/13/2045	4,227,106
	1,500,000	4.45%, 05/06/2044	1,602,657
	4,085,000	4.65%, 02/23/2046	4,486,020

			18,786,426

		Lodging - 0.0%
	1,325,000	Boyd Gaming Corp. 6.38%, 04/01/2026(1)	1,354,813
	1,745,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,801,712

			3,156,525

		Machinery - Construction & Mining - 0.0%
	1,500,000	Caterpillar, Inc. 3.80%, 08/15/2042	1,484,421

		Machinery-Diversified - 0.1%
	965,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,027,725
		CNH Industrial Capital LLC
	495,000	3.88%, 07/16/2018	496,238
	4,950,000	4.38%, 11/06/2020	4,919,062
	1,070,000	6.25%, 11/01/2016	1,090,063

			7,533,088

		Media - 3.4%
		21st Century Fox America, Inc.
	7,290,000	4.95%, 10/15/2045	8,085,157
	850,000	6.15%, 02/15/2041	1,050,350
	1,865,000	6.40%, 12/15/2035	2,350,866
	2,450,000	6.90%, 03/01/2019	2,797,680
		CBS Corp.
	3,725,000	4.60%, 01/15/2045	3,652,854
	2,815,000	4.90%, 08/15/2044	2,833,537
		CCO Holdings LLC / CCO Holdings Capital Corp.
	90,000	5.13%, 02/15/2023	92,250
	1,560,000	5.13%, 05/01/2023(1)	1,591,200
	1,600,000	5.25%, 09/30/2022	1,652,000
	3,870,000	5.75%, 09/01/2023	4,068,337
	205,000	5.75%, 01/15/2024	214,994
	45,000	6.50%, 04/30/2021	46,566
	500,000	6.63%, 01/31/2022	531,250
	575,000	7.38%, 06/01/2020	596,275

The accompanying notes are an integral part of these financial statements.

60

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Media - 3.4% - (continued)
		CCO Safari II LLC
$	6,955,000	3.58%, 07/23/2020(1)	$7,219,721
	6,075,000	4.46%, 07/23/2022(1)	6,459,177
	6,835,000	4.91%, 07/23/2025(1)	7,368,451
	7,335,000	6.38%, 10/23/2035(1)	8,466,761
	4,255,000	6.48%, 10/23/2045(1)	5,026,738
	1,635,000	CCOH Safari LLC 5.75%, 02/15/2026(1)	1,688,138
	5,715,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	5,386,387
		Comcast Corp.
	11,500,000	2.75%, 03/01/2023	11,885,583
	9,580,000	3.15%, 03/01/2026	10,032,454
	4,975,000	4.25%, 01/15/2033	5,377,338
	6,110,000	4.60%, 08/15/2045	6,928,618
	2,725,000	4.75%, 03/01/2044	3,154,359
	975,000	5.65%, 06/15/2035	1,222,529
	1,980,000	6.45%, 03/15/2037	2,665,819
	4,200,000	6.95%, 08/15/2037	5,985,542
	510,000	7.05%, 03/15/2033	703,522
		Cox Communications, Inc.
	1,485,000	2.95%, 06/30/2023(1)	1,398,328
	3,755,000	4.50%, 06/30/2043(1)	3,133,288
	7,875,000	4.80%, 02/01/2035(1)	6,990,637
	1,354,000	6.45%, 12/01/2036(1)	1,335,152
	395,000	8.38%, 03/01/2039(1)	458,780
	2,310,000	CSC Holdings LLC 5.25%, 06/01/2024	2,102,100
		DISH DBS Corp.
	1,690,000	5.00%, 03/15/2023	1,546,350
	675,000	5.88%, 07/15/2022	656,438
	455,000	5.88%, 11/15/2024	427,018
	3,620,000	6.75%, 06/01/2021	3,729,360
	1,260,000	7.88%, 09/01/2019	1,389,150
	540,000	Gray Television, Inc. 7.50%, 10/01/2020	565,650
		Grupo Televisa S.A.B.
	5,165,000	4.63%, 01/30/2026	5,501,706
	915,000	5.00%, 05/13/2045	859,706
	2,800,000	6.13%, 01/31/2046	3,026,800
	3,740,000	Liberty Interactive LLC 8.25%, 02/01/2030	3,880,250
	1,350,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,763,809
	600,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(5)	621,000
		Neptune Finco Corp.
	1,060,000	10.13%, 01/15/2023(1)	1,163,350
	1,050,000	10.88%, 10/15/2025(1)	1,168,125
	3,485,000	Numericable-SFR S.A. 7.38%, 05/01/2026(1)	3,537,275
	335,000	Quebecor Media, Inc. 5.75%, 01/15/2023	346,725
		Sinclair Television Group, Inc.
	675,000	5.88%, 03/15/2026(1)	698,625
	2,205,000	6.13%, 10/01/2022	2,353,838
		Sirius XM Radio, Inc.
	1,305,000	4.25%, 05/15/2020(1)	1,329,469
	1,085,000	4.63%, 05/15/2023(1)	1,074,150

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Media - 3.4% - (continued)
$	5,770,000	Sky plc 3.13%, 11/26/2022(1)	$5,844,375
		TEGNA, Inc.
	2,305,000	4.88%, 09/15/2021(1)	2,351,100
	1,880,000	5.13%, 10/15/2019	1,945,800
	1,285,000	5.50%, 09/15/2024(1)	1,326,763
	1,510,000	6.38%, 10/15/2023	1,630,800
		Time Warner Cable, Inc.
	2,700,000	4.00%, 09/01/2021	2,879,402
	200,000	4.50%, 09/15/2042	187,359
	1,300,000	5.50%, 09/01/2041	1,352,972
	2,430,000	5.88%, 11/15/2040	2,617,001
	14,780,000	6.75%, 07/01/2018	16,351,794
	2,825,000	6.75%, 06/15/2039	3,344,537
	275,000	7.30%, 07/01/2038	338,066
	2,450,000	8.25%, 04/01/2019	2,876,084
	535,000	8.75%, 02/14/2019	631,156
	1,565,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	2,071,069
		Time Warner, Inc.
	4,580,000	3.60%, 07/15/2025	4,784,172
	3,285,000	4.85%, 07/15/2045	3,539,282
	7,145,000	5.35%, 12/15/2043	8,003,107
	1,985,000	6.10%, 07/15/2040	2,401,570
	1,090,000	6.50%, 11/15/2036	1,329,763
	1,010,000	7.63%, 04/15/2031	1,328,699
	4,890,000	Tribune Media Co. 5.88%, 07/15/2022	4,865,550
	3,030,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	3,139,838
		Videotron Ltd.
	1,320,000	5.00%, 07/15/2022	1,369,500
	2,340,000	5.38%, 06/15/2024(1)	2,442,375
	4,075,000	Virgin Media Secured Finance plc 5.50%, 08/15/2026(1)	4,097,942

			253,241,608

		Mining - 0.3%
		Anglo American Capital plc
	580,000	4.13%, 04/15/2021(1)	534,139
	535,000	4.13%, 09/27/2022(1)	484,175
	480,000	4.88%, 05/14/2025(1)	438,144
	871,000	9.38%, 04/08/2019(1)	953,745
		Barrick North America Finance LLC
	1,625,000	4.40%, 05/30/2021	1,732,104
	2,365,000	5.75%, 05/01/2043	2,453,763
	1,825,000	BHP Billiton Finance USA Ltd. 5.00%, 09/30/2043	2,038,306
	1,945,000	Constellium N.V. 7.88%, 04/01/2021(1)	2,003,350
	3,000,000	Goldcorp, Inc. 3.63%, 06/09/2021	3,049,245
	285,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	291,769
	110,000	New Gold, Inc. 6.25%, 11/15/2022(1)	101,200
	205,000	Newmont Mining Corp. 4.88%, 03/15/2042	191,600
		Rio Tinto Finance USA Ltd.
	4,500,000	2.88%, 08/21/2022	4,526,383

The accompanying notes are an integral part of these financial statements.

61

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Mining - 0.3% - (continued)
$	905,000	3.75%, 06/15/2025	$927,666
	660,000	Southern Copper Corp. 6.75%, 04/16/2040	656,447

			20,382,036

		Miscellaneous Manufacturing - 0.3%
	1,750,000	Eaton Corp. 2.75%, 11/02/2022	1,770,962
		General Electric Co.
	795,000	4.13%, 10/09/2042	848,334
	8,310,000	4.50%, 03/11/2044	9,338,013
	1,184,000	5.00%, 01/21/2021(2)(5)	1,229,880
	8,450,000	Siemens Financieringsmaatschappij N.V. 2.90%, 05/27/2022(1)	8,841,767

			22,028,956

		Office/Business Equipment - 0.1%
		CDW LLC / CDW Finance Corp.
	1,495,000	5.00%, 09/01/2023	1,531,059
	725,000	5.50%, 12/01/2024	763,063
	2,740,000	6.00%, 08/15/2022	2,933,526

			5,227,648

		Oil & Gas - 4.0%
		Anadarko Petroleum Corp.
	2,760,000	4.50%, 07/15/2044	2,379,683
	6,885,000	4.85%, 03/15/2021	7,181,613
	4,540,000	5.55%, 03/15/2026	4,866,299
	1,650,000	5.95%, 09/15/2016	1,682,008
	1,300,000	6.45%, 09/15/2036	1,402,493
	5,395,000	6.60%, 03/15/2046	6,106,271
	2,275,000	6.95%, 06/15/2019	2,506,515
	2,110,000	8.70%, 03/15/2019	2,403,801
		Antero Resources Corp.
	340,000	5.38%, 11/01/2021	328,950
	875,000	5.63%, 06/01/2023	848,750
	2,080,000	6.00%, 12/01/2020	2,084,347
		Apache Corp.
	1,670,000	3.25%, 04/15/2022	1,663,510
	1,790,000	3.63%, 02/01/2021	1,834,560
	2,030,000	4.75%, 04/15/2043	1,985,172
	6,870,000	BG Energy Capital plc 4.00%, 10/15/2021(1)	7,326,415
	2,805,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	2,482,425
	1,880,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	737,900
		BP Capital Markets plc
	3,670,000	2.75%, 05/10/2023	3,666,275
	11,505,000	3.06%, 03/17/2022	11,866,660
	4,915,000	3.25%, 05/06/2022	5,063,910
	2,840,000	3.81%, 02/10/2024	3,022,973
	1,730,000	3.99%, 09/26/2023	1,861,686
	3,770,000	California Resources Corp. 8.00%, 12/15/2022(1)	2,591,875
		Cenovus Energy, Inc.
	635,000	3.00%, 08/15/2022	569,613
	9,345,000	3.80%, 09/15/2023	8,426,872
	6,972,000	5.70%, 10/15/2019	7,229,162

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Oil & Gas - 4.0% - (continued)
		Concho Resources, Inc.
$	1,290,000	5.50%, 10/01/2022	$1,301,287
	1,415,000	5.50%, 04/01/2023	1,425,612
		ConocoPhillips Co.
	2,335,000	1.50%, 05/15/2018	2,322,580
	4,570,000	4.20%, 03/15/2021	4,884,092
	2,465,000	4.30%, 11/15/2044	2,390,875
	1,825,000	4.95%, 03/15/2026	2,017,317
	495,000	5.95%, 03/15/2046	599,478
	565,000	6.50%, 02/01/2039	701,038
		Continental Resources, Inc.
	585,000	3.80%, 06/01/2024	498,713
	391,000	4.50%, 04/15/2023	349,212
	2,925,000	4.90%, 06/01/2044	2,354,625
	1,489,000	5.00%, 09/15/2022	1,390,354
		Devon Energy Corp.
	2,980,000	2.25%, 12/15/2018	2,861,640
	4,520,000	3.25%, 05/15/2022	4,092,742
	1,705,000	4.00%, 07/15/2021	1,616,749
	765,000	5.00%, 06/15/2045	658,291
	2,305,000	5.60%, 07/15/2041	2,031,781
	444,000	7.95%, 04/15/2032	478,160
	1,085,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	1,161,629
	3,030,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	3,230,737
		EnCana Corp.
	590,000	3.90%, 11/15/2021	539,850
	4,015,000	6.50%, 05/15/2019	4,099,556
	2,830,000	6.50%, 08/15/2034	2,609,118
	1,330,000	Energen Corp. 4.63%, 09/01/2021	1,236,900
	7,175,000	EOG Resources, Inc. 4.15%, 01/15/2026	7,673,311
		Exxon Mobil Corp.
	4,860,000	2.22%, 03/01/2021	4,951,242
	4,085,000	2.73%, 03/01/2023	4,180,581
	1,655,000	3.04%, 03/01/2026	1,714,085
	1,505,000	4.11%, 03/01/2046	1,603,371
		Gazprom OAO Via Gaz Capital S.A.
	1,205,000	3.85%, 02/06/2020(4)	1,187,985
	1,625,000	9.25%, 04/23/2019(4)	1,864,583
		Hess Corp.
	1,735,000	1.30%, 06/15/2017	1,719,571
	1,850,000	3.50%, 07/15/2024	1,749,908
	5,270,000	5.60%, 02/15/2041	5,175,198
	3,835,000	6.00%, 01/15/2040	3,806,725
	1,325,000	7.30%, 08/15/2031	1,452,359
	700,000	7.88%, 10/01/2029	792,882
	2,500,000	8.13%, 02/15/2019	2,810,305
	3,470,000	Kerr-McGee Corp. 6.95%, 07/01/2024	3,841,172
		Laredo Petroleum, Inc.
	1,140,000	5.63%, 01/15/2022	1,048,800
	1,290,000	6.25%, 03/15/2023	1,202,925
	1,540,000	7.38%, 05/01/2022	1,509,200
		Marathon Oil Corp.
	5,225,000	2.70%, 06/01/2020	4,868,200
	1,550,000	2.80%, 11/01/2022	1,377,953
	3,830,000	5.20%, 06/01/2045	3,245,477

The accompanying notes are an integral part of these financial statements.

62

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Oil & Gas - 4.0% - (continued)
$	385,000	Matador Resources Co. 6.88%, 04/15/2023	$386,925
		MEG Energy Corp.
	2,570,000	6.38%, 01/30/2023(1)	1,958,032
	885,000	7.00%, 03/31/2024(1)	694,725
		Noble Energy, Inc.
	6,180,000	4.15%, 12/15/2021	6,306,647
	1,805,000	5.63%, 05/01/2021	1,854,854
		Petrobras Global Finance B.V.
	1,260,000	4.88%, 03/17/2020	1,118,250
	750,000	5.38%, 01/27/2021	666,563
	1,950,000	5.75%, 01/20/2020	1,789,125
	2,395,000	6.75%, 01/27/2041	1,873,369
	125,000	6.88%, 01/20/2040	97,969
		Petroleos de Venezuela S.A.
	180,000	5.25%, 04/12/2017(4)	98,550
	1,713,000	6.00%, 05/16/2024(4)	582,420
	3,340,000	9.00%, 11/17/2021(4)	1,314,290
		Petroleos Mexicanos
	435,000	2.65%, 07/18/2018(2)	429,998
	2,600,000	3.50%, 01/30/2023	2,414,750
	1,595,000	4.88%, 01/24/2022	1,606,962
	1,867,000	5.50%, 01/21/2021	1,960,350
	1,220,000	6.38%, 02/04/2021(1)	1,317,332
	1,390,000	6.88%, 08/04/2026(1)	1,533,865
	1,020,000	6.88%, 08/04/2026(4)	1,125,570
		Phillips 66
	3,145,000	4.30%, 04/01/2022	3,418,618
	1,720,000	4.88%, 11/15/2044	1,859,296
		Pioneer Natural Resources Co.
	3,580,000	3.45%, 01/15/2021	3,632,941
	1,140,000	3.95%, 07/15/2022	1,181,364
	2,195,000	4.45%, 01/15/2026	2,320,611
	3,290,000	6.88%, 05/01/2018	3,552,759
		QEP Resources, Inc.
	3,375,000	5.25%, 05/01/2023	3,172,500
	205,000	5.38%, 10/01/2022	194,238
	230,000	6.80%, 03/01/2020	215,050
		Rice Energy, Inc.
	1,235,000	6.25%, 05/01/2022	1,222,650
	510,000	7.25%, 05/01/2023	515,100
	1,300,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,342,250
		Shell International Finance B.V.
	5,840,000	4.38%, 05/11/2045	6,215,968
	3,250,000	4.55%, 08/12/2043	3,499,922
	1,300,000	Sinopec Group Overseas Development 2016 ltd. 3.50%, 05/03/2026(1)	1,294,156
		SM Energy Co.
	305,000	5.00%, 01/15/2024	253,913
	25,000	5.63%, 06/01/2025	21,000
	250,000	6.13%, 11/15/2022	226,250
	170,000	6.50%, 11/15/2021	158,100
		Statoil ASA
	7,305,000	2.65%, 01/15/2024	7,270,060
	1,095,000	2.75%, 11/10/2021	1,120,268
	1,315,000	3.95%, 05/15/2043	1,305,052
	1,080,000	4.25%, 11/23/2041	1,113,103
	455,000	5.10%, 08/17/2040	528,912

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Oil & Gas - 4.0% - (continued)
$	1,520,000	Suncor Energy, Inc. 6.10%, 06/01/2018	$1,629,855
	500,000	Tosco Corp. 8.13%, 02/15/2030	641,455
	5,065,000	Total Capital International S.A. 2.88%, 02/17/2022	5,217,679
		Tullow Oil plc
	1,490,000	6.00%, 11/01/2020(1)	1,192,000
	2,181,000	6.25%, 04/15/2022(1)	1,744,800
		Valero Energy Corp.
	4,225,000	3.65%, 03/15/2025	4,256,354
	4,295,000	4.90%, 03/15/2045	4,004,731
		WPX Energy, Inc.
	2,745,000	5.25%, 09/15/2024	2,311,290
	2,185,000	6.00%, 01/15/2022	1,966,500
	1,755,000	YPF S.A. 8.75%, 04/04/2024(1)	1,833,975

			294,311,173

		Oil & Gas Services - 0.1%
	645,000	Baker Hughes, Inc. 5.13%, 09/15/2040	664,465
		Halliburton Co.
	1,590,000	2.70%, 11/15/2020	1,611,425
	2,510,000	3.38%, 11/15/2022	2,557,055

			4,832,945

		Packaging & Containers - 0.3%
	840,503	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(1)(7)	865,718
		Ardagh Packaging Finance plc
	2,975,000	6.00%, 06/30/2021(1)	2,930,375
	1,125,000	6.75%, 01/31/2021(1)	1,127,812
	72,353	7.00%, 11/15/2020(1)	68,374
	570,000	7.25%, 05/15/2024(1)	570,000
	1,020,000	9.13%, 10/15/2020(1)	1,073,550
		Ball Corp.
EUR	1,425,000	3.50%, 12/15/2020	1,754,074
	535,000	4.38%, 12/15/2023	666,205
$	135,000	5.00%, 03/15/2022	141,426
	3,030,000	Berry Plastics Corp. 6.00%, 10/15/2022(1)	3,166,350
	265,000	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is 6.00%, 06/15/2017(1)	264,338
		Owens-Brockway Glass Container, Inc.
	2,610,000	5.88%, 08/15/2023(1)	2,805,750
	3,495,000	6.38%, 08/15/2025(1)	3,765,862
	680,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 8.25%, 02/15/2021	703,800
	500,000	Silgan Holdings, Inc. 5.00%, 04/01/2020	511,875

			20,415,509

		Pharmaceuticals - 1.7%
	15,525,000	Abbott Laboratories 2.55%, 03/15/2022	15,454,936
	1,370,000	AbbVie, Inc. 3.20%, 11/06/2022	1,414,300

The accompanying notes are an integral part of these financial statements.

63

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Pharmaceuticals - 1.7% - (continued)
		Actavis Funding SCS
$	10,315,000	3.00%, 03/12/2020	$10,536,143
	4,235,000	3.45%, 03/15/2022	4,338,533
	8,145,000	3.80%, 03/15/2025	8,362,219
	3,825,000	3.85%, 06/15/2024	3,929,105
	2,845,000	4.55%, 03/15/2035	2,845,993
	7,435,000	4.75%, 03/15/2045	7,520,711
		AstraZeneca plc
	2,800,000	2.38%, 11/16/2020	2,861,832
	5,000,000	3.38%, 11/16/2025	5,210,020
	7,740,000	Bayer U.S. Finance LLC 3.00%, 10/08/2021(1)	8,109,306
	4,505,000	Cardinal Health, Inc. 3.50%, 11/15/2024	4,725,605
		EMD Finance LLC
	3,265,000	2.95%, 03/19/2022(1)	3,334,052
	7,025,000	3.25%, 03/19/2025(1)	7,102,465
		Endo Finance LLC
	455,000	6.00%, 07/15/2023(1)	446,469
	4,905,000	6.00%, 02/01/2025(1)	4,684,275
	245,000	Grifols Worldwide Operations Ltd. 5.25%, 04/01/2022	252,350
	4,145,000	Johnson & Johnson 2.45%, 03/01/2026	4,169,360
		Mylan N.V.
	3,325,000	3.00%, 12/15/2018(1)	3,382,363
	2,655,000	3.75%, 12/15/2020(1)	2,746,778
		Mylan, Inc.
	1,548,000	2.55%, 03/28/2019	1,550,763
	1,635,000	5.40%, 11/29/2043	1,656,234
		Perrigo Finance Unlimited Co.
	2,430,000	3.90%, 12/15/2024	2,465,101
	780,000	4.38%, 03/15/2026	803,829
		Pfizer, Inc.
	1,000,000	4.30%, 06/15/2043	1,103,289
	1,450,000	7.20%, 03/15/2039	2,139,443
	1,869,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	2,055,900
	2,385,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	2,441,644
		Valeant Pharmaceuticals International, Inc.
	1,825,000	5.50%, 03/01/2023(1)	1,551,250
	4,570,000	5.88%, 05/15/2023(1)	3,827,375
	615,000	6.13%, 04/15/2025(1)	513,759
	1,075,000	Vizient, Inc. 10.38%, 03/01/2024(1)	1,161,000

			122,696,402

		Pipelines - 1.4%
		Energy Transfer Equity L.P.
	3,900,000	5.50%, 06/01/2027	3,347,253
	425,000	7.50%, 10/15/2020	428,187
		Energy Transfer Partners L.P.
	3,655,000	3.60%, 02/01/2023	3,346,609
	2,230,000	4.15%, 10/01/2020	2,203,606
	3,700,000	4.75%, 01/15/2026	3,589,614
	2,275,000	4.90%, 03/15/2035	1,955,758
	2,525,000	5.15%, 03/15/2045	2,147,995
	5,305,000	5.20%, 02/01/2022	5,359,504
	90,000	6.63%, 10/15/2036	88,729

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Pipelines - 1.4% - (continued)
$	2,000,000	6.70%, 07/01/2018	$2,116,150
	680,000	7.50%, 07/01/2038	709,575
		Enterprise Products Operating LLC
	2,920,000	2.85%, 04/15/2021	2,972,300
	935,000	3.95%, 02/15/2027	968,286
	1,516,000	4.85%, 08/15/2042	1,541,266
	3,310,000	4.85%, 03/15/2044	3,340,644
	809,000	4.90%, 05/15/2046	818,845
	1,300,000	5.95%, 02/01/2041	1,439,136
	1,145,000	6.30%, 09/15/2017	1,215,951
		Kinder Morgan Energy Partners L.P.
	1,140,000	3.50%, 03/01/2021	1,117,023
	3,725,000	3.50%, 09/01/2023	3,501,485
	2,845,000	4.25%, 09/01/2024	2,753,829
	960,000	5.30%, 09/15/2020	1,013,073
	3,155,000	5.80%, 03/15/2035	2,914,068
	335,000	6.50%, 04/01/2020	364,289
	665,000	6.85%, 02/15/2020	733,787
	45,000	Kinder Morgan Finance Co. LLC 6.00%, 01/15/2018(1)	47,447
		Kinder Morgan, Inc.
	4,910,000	3.05%, 12/01/2019	4,882,381
	1,729,000	5.00%, 02/15/2021(1)	1,790,404
	4,400,000	5.05%, 02/15/2046	3,906,637
	380,000	5.30%, 12/01/2034	347,515
	2,615,000	5.55%, 06/01/2045	2,436,346
	494,000	7.00%, 06/15/2017	517,367
	15,000	7.25%, 06/01/2018	16,079
	2,255,000	Magellan Midstream Partners L.P. 5.00%, 03/01/2026	2,489,152
	175,000	MPLX L.P. 5.50%, 02/15/2023(1)	174,552
		Plains All American Pipeline L.P.
	4,380,000	2.60%, 12/15/2019	4,201,721
	2,420,000	3.60%, 11/01/2024	2,170,021
	2,325,000	4.90%, 02/15/2045	1,905,684
		Regency Energy Partners L.P.
	1,915,000	5.00%, 10/01/2022	1,878,502
	2,425,000	5.88%, 03/01/2022	2,478,120
	1,145,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	1,176,774
	3,585,000	Spectra Energy Capital LLC 3.30%, 03/15/2023	3,309,209
		Sunoco Logistics Partners Operations L.P.
	1,890,000	4.25%, 04/01/2024	1,832,759
	1,830,000	5.30%, 04/01/2044	1,633,392
	845,000	5.35%, 05/15/2045	768,907
	1,590,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024(1)	1,617,825
		TransCanada PipeLines Ltd.
	975,000	4.88%, 01/15/2026	1,072,239
	1,080,000	6.20%, 10/15/2037	1,228,697
		Williams Partners L.P.
	1,165,000	3.60%, 03/15/2022	1,051,782
	5,370,000	3.90%, 01/15/2025	4,704,125
	4,060,000	4.00%, 11/15/2021	3,758,594
	1,525,000	4.00%, 09/15/2025	1,336,017
	2,015,000	4.13%, 11/15/2020	1,897,000
	1,160,000	4.30%, 03/04/2024	1,048,785

The accompanying notes are an integral part of these financial statements.

64

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Pipelines - 1.4% - (continued)
$	970,000	5.40%, 03/04/2044	$808,878

			106,473,873

		Real Estate - 0.2%
		ProLogis L.P.
	1,500,000	3.35%, 02/01/2021	1,570,024
	2,285,000	3.75%, 11/01/2025	2,428,471
	6,500,000	4.25%, 08/15/2023	7,125,092

			11,123,587

		Real Estate Investment Trusts - 1.4%
		American Tower Corp.
	8,101,000	3.30%, 02/15/2021	8,350,916
	4,775,000	5.00%, 02/15/2024	5,303,865
		Brandywine Operating Partnership L.P.
	3,325,000	3.95%, 02/15/2023	3,315,221
	1,100,000	4.95%, 04/15/2018	1,150,169
		Crown Castle International Corp.
	625,000	3.40%, 02/15/2021	647,372
	2,325,000	3.70%, 06/15/2026	2,360,731
		DDR Corp.
	6,925,000	3.50%, 01/15/2021	7,072,966
	7,400,000	3.63%, 02/01/2025	7,266,763
	4,240,000	4.25%, 02/01/2026	4,340,225
		Duke Realty L.P.
	5,250,000	3.88%, 02/15/2021	5,489,867
	2,061,000	3.88%, 10/15/2022	2,139,615
	1,385,000	Equinix, Inc. 5.88%, 01/15/2026	1,465,496
		HCP, Inc.
	3,645,000	3.88%, 08/15/2024	3,575,668
	6,750,000	4.00%, 12/01/2022	6,911,602
	7,200,000	4.25%, 11/15/2023	7,339,183
		Kimco Realty Corp.
	5,385,000	3.20%, 05/01/2021	5,534,488
	880,000	3.40%, 11/01/2022	900,860
	2,075,000	4.25%, 04/01/2045	2,012,366
	2,355,000	Mid-America Apartments L.P. 4.00%, 11/15/2025	2,445,620
	3,740,000	National Retail Properties, Inc. 4.00%, 11/15/2025	3,875,897
		Realty Income Corp.
	2,676,000	3.25%, 10/15/2022	2,697,106
	1,130,000	4.65%, 08/01/2023	1,217,515
	2,885,000	Simon Property Group L.P. 2.50%, 07/15/2021	2,967,315
		Ventas Realty L.P.
	1,240,000	2.70%, 04/01/2020	1,249,383
	2,749,000	3.50%, 02/01/2025	2,736,775
	1,280,000	3.75%, 05/01/2024	1,302,519
	3,975,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	3,996,215
	2,550,000	Welltower, Inc. 6.50%, 03/15/2041	3,092,273

			100,757,991

		Retail - 1.9%
	4,115,000	AutoNation, Inc. 3.35%, 01/15/2021	4,182,828
		AutoZone, Inc.
	3,281,000	2.50%, 04/15/2021	3,295,220
	835,000	3.13%, 04/21/2026	842,587

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Retail - 1.9% - (continued)
$	8,450,000	3.25%, 04/15/2025	$8,612,679
	1,823,000	3.70%, 04/15/2022	1,927,314
	2,930,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	2,637,000
	1,515,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(7)	727,200
		CVS Health Corp.
	1,730,000	2.75%, 12/01/2022	1,766,460
	9,695,000	2.80%, 07/20/2020	10,067,908
	5,575,000	3.50%, 07/20/2022	5,935,223
	10,865,000	3.88%, 07/20/2025	11,727,909
	4,000,000	4.00%, 12/05/2023	4,403,664
	3,790,000	4.88%, 07/20/2035	4,248,412
	6,705,000	5.13%, 07/20/2045	7,835,785
		CVS Pass-Through Trust
	14,489	6.04%, 12/10/2028	16,186
	31,413	6.94%, 01/10/2030	37,149
	1,130,000	Dollar Tree, Inc. 5.75%, 03/01/2023(1)	1,206,614
		Home Depot, Inc.
	3,635,000	3.35%, 09/15/2025	3,936,356
	7,230,000	4.25%, 04/01/2046	7,974,827
	1,265,000	4.88%, 02/15/2044	1,493,465
	2,050,000	5.88%, 12/16/2036	2,694,586
	2,920,000	L Brands, Inc. 6.88%, 11/01/2035	3,212,000
		Lowe’s Cos., Inc.
	9,595,000	2.50%, 04/15/2026	9,501,113
	7,440,000	3.70%, 04/15/2046	7,365,168
	2,770,000	McDonald’s Corp. 2.75%, 12/09/2020	2,875,293
	3,450,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	3,613,875
	1,830,000	O’Reilly Automotive Inc. 3.55%, 03/15/2026	1,905,879
	1,640,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,714,292
	135,000	Sally Holdings LLC 5.75%, 06/01/2022	141,413
	590,000	Sonic Automotive, Inc. 7.00%, 07/15/2022	622,450
		Wal-Mart Stores, Inc.
	6,500,000	4.00%, 04/11/2043	6,958,055
	6,170,000	4.30%, 04/22/2044	6,932,846
	1,000,000	5.00%, 10/25/2040	1,210,184
	2,000,000	6.20%, 04/15/2038	2,731,186
	2,800,000	6.50%, 08/15/2037	3,918,970

			138,272,096

		Semiconductors - 0.2%
	2,710,000	Entegris, Inc. 6.00%, 04/01/2022(1)	2,791,300
	4,765,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	5,050,900
	3,630,000	Intel Corp. 4.90%, 07/29/2045	4,156,288
	2,385,000	NXP B.V. / NXP Funding LLC 4.13%, 06/15/2020(1)	2,450,588
	2,200,000	Qualcomm, Inc. 4.65%, 05/20/2035	2,320,912

The accompanying notes are an integral part of these financial statements.

65

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Semiconductors - 0.2% - (continued)
		Sensata Technologies B.V.
$	1,170,000	5.00%, 10/01/2025(1)	$1,175,850
	530,000	5.63%, 11/01/2024(1)	553,850

			18,499,688

		Shipbuilding - 0.0%
	530,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	557,163

		Software - 1.0%
		Activision Blizzard, Inc.
	1,710,000	5.63%, 09/15/2021(1)	1,799,775
	2,570,000	6.13%, 09/15/2023(1)	2,798,088
		Change Healthcare Holdings, Inc.
	1,295,000	6.00%, 02/15/2021(1)	1,307,950
	1,621,000	11.00%, 12/31/2019	1,725,352
		First Data Corp.
	6,555,000	5.38%, 08/15/2023(1)	6,776,231
	4,960,000	5.75%, 01/15/2024(1)	5,034,400
	298,000	6.75%, 11/01/2020(1)	312,900
	2,180,000	7.00%, 12/01/2023(1)	2,239,950
		Hewlett Packard Enterprise Co.
	5,015,000	2.45%, 10/05/2017(1)	5,071,103
	5,015,000	2.85%, 10/05/2018(1)	5,119,357
	740,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(7)	623,450
		Infor US, Inc.
	155,000	5.75%, 08/15/2020(1)	163,331
	3,650,000	6.50%, 05/15/2022	3,368,986
		Microsoft Corp.
	7,375,000	2.65%, 11/03/2022	7,668,370
	5,575,000	3.13%, 11/03/2025	5,885,187
	6,355,000	3.50%, 02/12/2035	6,364,730
	3,490,000	4.45%, 11/03/2045	3,873,038
	1,210,000	4.75%, 11/03/2055	1,379,561
		MSCI, Inc.
	1,445,000	5.25%, 11/15/2024(1)	1,510,025
	450,000	5.75%, 08/15/2025(1)	478,688
	9,105,000	Oracle Corp. 3.90%, 05/15/2035	9,322,746
	490,000	SS&C Technologies Holdings, Inc. 5.88%, 07/15/2023(1)	508,375

			73,331,593

		Telecommunications - 2.4%
		Alcatel-Lucent USA, Inc.
	4,540,000	6.45%, 03/15/2029	4,857,800
	1,015,000	6.50%, 01/15/2028	1,060,675
		Altice Financing S.A.
	1,625,000	6.50%, 01/15/2022(1)	1,641,250
	540,000	6.63%, 02/15/2023(1)	533,952
	3,280,000	7.50%, 05/15/2026(1)	3,295,252
	765,000	7.88%, 12/15/2019(1)	796,901
		AT&T, Inc.
	2,825,000	3.00%, 06/30/2022	2,881,514
	13,920,000	3.60%, 02/17/2023	14,524,754
	5,000,000	3.95%, 01/15/2025	5,252,995
	6,070,000	4.30%, 12/15/2042	5,757,777
	1,725,000	4.50%, 05/15/2035	1,734,912
	2,000,000	4.75%, 05/15/2046	2,015,244
	7,600,000	4.80%, 06/15/2044	7,651,376
	6,975,000	5.15%, 03/15/2042	7,325,619

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Telecommunications - 2.4% - (continued)
$	1,375,000	5.35%, 09/01/2040	$1,480,889
	3,480,000	5.65%, 02/15/2047	3,920,384
	400,000	6.38%, 03/01/2041	477,339
		Cisco Systems, Inc.
	10,000,000	2.20%, 02/28/2021	10,204,300
	1,360,000	5.50%, 01/15/2040	1,734,585
	1,470,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	2,226,916
		Frontier Communications Corp.
	985,000	10.50%, 09/15/2022(1)	1,013,437
	2,410,000	11.00%, 09/15/2025(1)	2,434,100
		Level 3 Financing, Inc.
	1,085,000	5.13%, 05/01/2023	1,103,987
	3,300,000	5.25%, 03/15/2026(1)	3,349,500
	1,545,000	5.38%, 08/15/2022	1,579,762
	490,000	5.63%, 02/01/2023	503,475
	2,610,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	2,637,927
		Sprint Communications, Inc.
	2,110,000	7.00%, 03/01/2020(1)	2,165,387
	1,945,000	9.00%, 11/15/2018(1)	2,056,837
		Sprint Corp.
	725,000	7.13%, 06/15/2024	543,750
	1,980,000	7.25%, 09/15/2021	1,598,850
	2,800,000	7.88%, 09/15/2023	2,184,000
	1,485,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	735,075
		T-Mobile USA, Inc.
	210,000	5.25%, 09/01/2018	214,200
	890,000	6.46%, 04/28/2019	907,800
	1,450,000	6.63%, 11/15/2020	1,500,750
	2,380,000	6.63%, 04/28/2021	2,507,925
	605,000	6.73%, 04/28/2022	636,763
	2,875,000	Telefonica Emisiones SAU 7.05%, 06/20/2036	3,721,190
		Verizon Communications, Inc.
	4,575,000	3.45%, 03/15/2021	4,862,068
	10,400,000	3.50%, 11/01/2024	10,841,532
	9,397,000	4.27%, 01/15/2036	9,449,257
	9,077,000	4.52%, 09/15/2048	9,211,276
	15,448,000	4.67%, 03/15/2055	14,939,452
	3,348,000	4.86%, 08/21/2046	3,588,085
	8,560,000	5.01%, 08/21/2054	8,791,480
		Wind Acquisition Finance S.A.
EUR	3,855,000	4.00%, 07/15/2020(1)	4,309,333
$	1,975,000	6.50%, 04/30/2020(1)	1,984,875

			178,746,507

		Transportation - 0.7%
	8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	9,132,098
	1,415,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	1,547,673
		CSX Corp.
	1,615,000	4.10%, 03/15/2044	1,656,581
	1,000,000	4.75%, 05/30/2042	1,101,325
		FedEx Corp.
	825,000	3.25%, 04/01/2026	855,141
	4,900,000	3.88%, 08/01/2042	4,658,386
	895,000	4.10%, 02/01/2045	894,033

The accompanying notes are an integral part of these financial statements.

66

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 44.1% - (continued)
		Transportation - 0.7% - (continued)
$	1,640,000	4.55%, 04/01/2046	$1,746,625
	3,160,000	4.75%, 11/15/2045	3,463,063
		Kansas City Southern
	6,105,000	2.35%, 05/15/2020(1)	5,983,083
	2,930,000	4.95%, 08/15/2045(1)	3,140,254
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	3,575,000	3.05%, 01/09/2020(1)	3,589,257
	9,895,000	4.88%, 07/11/2022(1)	10,670,263
EUR	800,000	Russian Railways via RZD Capital plc 4.60%, 03/06/2023(4)	945,830
$	1,970,000	Union Pacific Corp. 4.38%, 11/15/2065	2,025,330

			51,408,942

		Total Corporate Bonds (cost $3,160,539,253)	$3,252,302,185

FOREIGN GOVERNMENT OBLIGATIONS - 4.3%
		Angola - 0.0%
	680,000	Republic of Angola 9.50%, 11/12/2025(1)	$663,884

		Argentina - 0.3%
	3,430,000	Argentina Bonar Bonds 7.00%, 04/17/2017	3,489,063
		Argentine Republic Government International Bond
	2,350,000	2.50%, 12/31/2038(2)	1,498,125
	1,000,000	6.25%, 04/22/2019(1)	1,037,000
	3,350,000	6.88%, 04/22/2021(1)	3,450,500
	4,980,000	7.50%, 04/22/2026(1)	5,054,700
	975,000	7.63%, 04/22/2046(1)	958,913
EUR	1,183,449	7.82%, 12/31/2033	1,342,913
$	2,811,086	8.28%, 12/31/2033	2,958,528
	1,251,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(1)	1,347,952
		Provincia de Buenos Aires
	840,000	9.13%, 03/16/2024(1)	894,600
	745,000	9.95%, 06/09/2021(1)	812,050

			22,844,344

		Azerbaijan - 0.0%
	2,270,000	Republic of Azerbaijan International Bond 4.75%, 03/18/2024(4)	2,202,354

		Brazil - 0.3%
		Brazil Minas SPE via State of Minas Gerais
	1,195,000	5.33%, 02/15/2028(4)	1,027,700
	1,010,000	5.33%, 02/15/2028(1)	868,600
		Brazilian Government International Bond
	8,146,000	2.63%, 01/05/2023	7,066,655
	740,000	5.00%, 01/27/2045	597,550
	9,495,000	6.00%, 04/07/2026	9,794,092
	540,000	7.13%, 01/20/2037	558,900
	485,556	8.00%, 01/15/2018	512,261
	2,869,000	8.25%, 01/20/2034	3,306,523

			23,732,281

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Bulgaria - 0.2%
		Bulgaria Government International Bond
EUR	5,090,000	2.95%, 09/03/2024(4)	$6,104,148
	4,380,000	3.13%, 03/26/2035(4)	4,704,672

			10,808,820

		Cameroon - 0.0%
$	1,740,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(1)	1,703,112

		Colombia - 0.1%
		Colombia Government International Bond
	2,435,000	7.38%, 09/18/2037	2,940,262
COP	1,450,000,000	7.75%, 04/14/2021	518,423
	10,000,000	9.85%, 06/28/2027	4,037
$	85,000	10.38%, 01/28/2033	123,675
	1,536,000	11.75%, 02/25/2020	2,008,320

			5,594,717

		Costa Rica - 0.0%
	1,350,000	Costa Rica Government International Bond 7.16%, 03/12/2045(4)	1,258,875

		Croatia - 0.1%
		Croatia Government International Bond
	1,555,000	6.38%, 03/24/2021(4)	1,701,994
	1,565,000	6.63%, 07/14/2020(4)	1,716,023
	1,550,000	6.75%, 11/05/2019(4)	1,701,311

			5,119,328

		Dominican Republic - 0.1%
		Dominican Republic International Bond
	2,490,000	5.50%, 01/27/2025(1)	2,490,000
	2,780,000	5.88%, 04/18/2024(4)	2,863,400
	595,000	6.60%, 01/28/2024(1)	636,650
	3,540,000	6.88%, 01/29/2026(1)	3,805,500

			9,795,550

		Ghana - 0.0%
	850,000	Republic of Ghana 10.75%, 10/14/2030(1)	836,230

		Guatemala - 0.0%
	1,220,000	Guatemala Government Bond 4.50%, 05/03/2026(1)	1,210,850

		Hungary - 0.5%
		Hungary Government International Bond
	6,484,000	5.38%, 02/21/2023	7,144,914
	2,818,000	5.75%, 11/22/2023	3,187,862
	6,008,000	6.25%, 01/29/2020	6,691,410
	15,644,000	6.38%, 03/29/2021	17,810,694
	688,000	7.63%, 03/29/2041	971,697

			35,806,577

		Indonesia - 0.3%
		Indonesia Government International Bond
EUR	721,000	3.38%, 07/30/2025(1)	840,788
$	1,200,000	4.75%, 01/08/2026(1)	1,275,175
	1,270,000	5.88%, 01/15/2024(4)	1,445,215
	5,625,000	7.75%, 01/17/2038(4)	7,362,186
	9,537,000	8.50%, 10/12/2035(4)	13,254,065

			24,177,429

The accompanying notes are an integral part of these financial statements.

67

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Ivory Coast - 0.1%
		Ivory Coast Government International Bond
$	1,325,000	5.38%, 07/23/2024(4)	$1,228,792
	390,000	6.38%, 03/03/2028(1)	370,578
	3,635,000	6.38%, 03/03/2028(4)	3,453,977

			5,053,347

		Lithuania - 0.1%
		Lithuania Government International Bond
	1,810,000	6.13%, 03/09/2021(4)	2,099,238
	1,635,000	6.63%, 02/01/2022(4)	1,974,263
	2,791,000	7.38%, 02/11/2020(4)	3,303,567

			7,377,068

		Mexico - 0.3%
MXN	26,329,500	Mexican Bonos 10.00%, 12/05/2024	1,972,373
		Mexican Udibonos
	6,677,403	2.50%, 12/10/2020(8)	390,329
	6,252,879	4.50%, 12/04/2025(8)	409,787
	4,084,480	4.50%, 11/22/2035(8)	273,211
		Mexico Government International Bond
EUR	307,000	1.63%, 03/06/2024	346,082
	1,950,000	3.00%, 03/06/2045	2,007,442
	1,970,000	3.38%, 02/23/2031	2,345,979
	2,955,000	4.00%, 03/15/2115	2,936,140
$	8,678,000	5.75%, 10/12/2110	8,938,340

			19,619,683

		Mongolia - 0.0%
	1,355,000	Mongolia Government International Bond 10.88%, 04/06/2021(1)	1,378,672

		Panama - 0.1%
		Panama Government International Bond
	1,079,000	8.88%, 09/30/2027	1,551,063
	1,592,000	9.38%, 04/01/2029	2,384,020

			3,935,083

		Paraguay - 0.0%
	545,000	Paraguay Government International Bond 5.00%, 04/15/2026(1)	555,900

		Peru - 0.1%
		Peru Government Bond
PEN	3,325,000	5.20%, 09/12/2023	983,083
	2,295,000	6.95%, 08/12/2031	723,119
		Peruvian Government International Bond
$	1,278,000	7.13%, 03/30/2019	1,467,783
	4,852,000	8.75%, 11/21/2033	7,362,910

			10,536,895

		Poland - 0.1%
		Poland Government International Bond
	1,380,000	3.25%, 04/06/2026	1,378,344
	2,540,000	4.00%, 01/22/2024	2,713,990

			4,092,334

		Romania - 0.3%
		Romanian Government International Bond
EUR	170,000	2.75%, 10/29/2025(1)	199,768
	1,650,000	2.75%, 10/29/2025(4)	1,938,928
	6,575,000	3.63%, 04/24/2024(4)	8,325,244
	815,000	3.88%, 10/29/2035(1)	963,042

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Romania - 0.3% - (continued)
EUR	5,467,000	3.88%, 10/29/2035(4)	$6,460,060
$	386,000	6.13%, 01/22/2044(4)	473,332

			18,360,374

		Russia - 0.2%
		Russian Foreign Bond - Eurobond
EUR	3,400,000	3.63%, 09/16/2020(4)	4,048,119
$	1,600,000	4.88%, 09/16/2023(4)	1,702,992
	1,700,000	5.00%, 04/29/2020(4)	1,797,580
	2,600,000	5.63%, 04/04/2042(4)	2,734,597
	4,400,000	5.88%, 09/16/2043(4)	4,743,728
	1,500,000	12.75%, 06/24/2028(4)	2,577,030

			17,604,046

		Slovenia - 0.2%
		Slovenia Government International Bond
	1,210,000	5.25%, 02/18/2024(1)	1,358,225
	1,355,000	5.50%, 10/26/2022(4)	1,529,727
	9,775,000	5.85%, 05/10/2023(4)	11,285,237
	2,325,000	5.85%, 05/10/2023(1)	2,684,213

			16,857,402

		South Africa - 0.2%
		South Africa Government International Bond
EUR	777,000	3.75%, 07/24/2026	878,583
$	4,775,000	4.67%, 01/17/2024	4,792,907
	1,295,000	4.88%, 04/14/2026	1,293,381
	2,905,000	5.50%, 03/09/2020	3,089,781
	2,695,000	6.88%, 05/27/2019	2,969,033

			13,023,685

		Sri Lanka - 0.0%
		Sri Lanka Government International Bond
	280,000	5.88%, 07/25/2022(4)	270,405
	690,000	6.85%, 11/03/2025(4)	679,404

			949,809

		Tunisia - 0.0%
		Banque Centrale de Tunisie S.A.
	365,000	5.75%, 01/30/2025(1)	328,361
	665,000	5.75%, 01/30/2025(4)	598,248

			926,609

		Turkey - 0.3%
		Turkey Government International Bond
	2,155,000	4.88%, 10/09/2026	2,222,661
	604,000	4.88%, 04/16/2043	566,250
	1,890,000	5.13%, 03/25/2022	2,007,180
	975,000	5.63%, 03/30/2021	1,057,327
	5,520,000	5.75%, 03/22/2024	6,058,200
	2,155,000	6.00%, 01/14/2041	2,342,140
	8,605,000	6.25%, 09/26/2022	9,648,356
	190,000	6.88%, 03/17/2036	226,338

			24,128,452

		Ukraine - 0.2%
		Ukraine Government International Bond
	1,414,738	0.00%, 05/31/2040(1)(2)	441,809
	716,865	7.75%, 09/01/2019(1)	691,918
	3,580,000	7.75%, 09/01/2019(4)	3,455,416
	1,224,168	7.75%, 09/01/2020(1)	1,174,087
	220,000	7.75%, 09/01/2020(4)	211,000

The accompanying notes are an integral part of these financial statements.

68

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Ukraine - 0.2% - (continued)
$	757,000	7.75%, 09/01/2021(1)	$724,033
	620,000	7.75%, 09/01/2022(1)	591,883
	290,000	7.75%, 09/01/2022(4)	276,848
	620,000	7.75%, 09/01/2023(1)	588,845
	750,000	7.75%, 09/01/2023(4)	712,312
	620,000	7.75%, 09/01/2024(1)	587,574
	620,000	7.75%, 09/01/2025(1)	582,372
	300,000	7.75%, 09/01/2025(4)	281,793
	620,000	7.75%, 09/01/2026(1)	576,724
	510,000	7.75%, 09/01/2026(4)	474,402
	1,602,000	7.75%, 09/01/2027(1)	1,488,178
	505,000	7.75%, 09/01/2027(4)	469,120

			13,328,314

		United Kingdom - 0.0%
	330,000	Ukreximbank Via Biz Finance plc 9.75%, 01/22/2025(4)	300,300

		Uruguay - 0.0%
	1,180,000	Uruguay Government International Bond 7.63%, 03/21/2036	1,532,525

		Venezuela - 0.2%
		Venezuela Government International Bond
	1,395,000	7.00%, 12/01/2018(4)	627,750
	5,285,000	7.65%, 04/21/2025(4)	1,922,419
	6,750,000	8.25%, 10/13/2024(4)	2,522,812
	7,532,200	9.00%, 05/07/2023(4)	2,871,651
	8,620,000	9.25%, 05/07/2028(4)	3,318,700
	1,340,000	9.38%, 01/13/2034	515,900

			11,779,232

		Total Foreign Government Obligations (cost $308,327,031)	$317,094,081

MUNICIPAL BONDS - 0.3%
		Development - 0.1%
		State of California
$	725,000	7.30%, 10/01/2039	$1,078,524
	5,730,000	7.60%, 11/01/2040	9,047,040
	550,000	7.63%, 03/01/2040	849,767

			10,975,331

		General - 0.0%
	1,505,000	Chicago Transit Auth 6.90%, 12/01/2040	1,848,336

		General Obligation - 0.1%
	2,795,000	California State, GO Taxable 7.55%, 04/01/2039	4,334,402
	585,000	Illinois State, GO 5.67%, 03/01/2018	618,281

			4,952,683

		Transportation - 0.1%
		Port Auth of New York & New Jersey
	1,850,000	4.46%, 10/01/2062	2,018,701
	15,000	4.93%, 10/01/2051	17,505
	900,000	4.96%, 08/01/2046	1,054,188
	4,165,000	5.31%, 08/01/2046	4,497,908

			7,588,302

		Total Municipal Bonds (cost $22,680,062)	$25,364,652

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 0.1%(9)
		Commercial Services - 0.0%
$	690,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	$692,588

		Electric - 0.0%
	3,799,308	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(6)	1,284,660

		Healthcare-Services - 0.0%
	850,000	Vizient, Inc. 6.25%, 02/13/2023	857,438

		Insurance - 0.0%
	455,000	Asurion LLC 8.50%, 03/03/2021	436,149

		Internet - 0.0%
	1,054,925	Lands’ End, Inc. 4.25%, 04/04/2021	877,349
	261,688	Match Group Inc. 5.50%, 11/16/2022	262,886

			1,140,235

		Machinery-Diversified - 0.1%
	1,899,379	Gardner Denver, Inc. 4.25%, 07/30/2020	1,771,608

		Media - 0.0%
	1,160,000	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	1,157,100

		Semiconductors - 0.0%
	583,538	NXP B.V. 3.75%, 12/07/2020	584,996

		Total Senior Floating Rate Interests (cost $9,741,931)	$7,924,774

U.S. GOVERNMENT SECURITIES - 0.1%
		U.S. Treasury Securities - 0.1%
		U.S. Treasury Bonds - 0.0%
$	500,000	U.S. Treasury Bonds 3.00%, 11/15/2044	$535,136

			535,136

		U.S. Treasury Notes - 0.1%
	850,000	0.50%, 09/30/2016	850,349
	375,000	1.63%, 12/31/2019	382,324
	520,000	2.25%, 11/15/2024	540,739
	1,250,000	2.38%, 08/15/2024	1,312,890

			3,086,302

		Total U.S. Government Securities (cost $3,522,951)	$3,621,438

CONVERTIBLE BONDS - 0.0%
		Home Builders - 0.0%
$	180,000	M/I Homes, Inc. 3.00%, 03/01/2018	$175,612

		Insurance - 0.0%
	1,000,000	MGIC Investment Corp. 2.00%, 04/01/2020	1,213,750

The accompanying notes are an integral part of these financial statements.

69

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 0.0% - (continued)
		Oil & Gas - 0.0%
$	1,415,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	$711,922

		Total Convertible Bonds (cost $2,751,684)	$2,101,284

		Total Long-Term Investments (cost $6,570,035,456)	$7,095,462,388

SHORT-TERM INVESTMENTS - 2.9%
		Other Investment Pools & Funds - 2.9%
	217,036,344	Fidelity Money Market Class 1	$217,036,344

		Total Short-Term Investments (cost $217,036,344)	$217,036,344

Total Investments (cost $6,787,071,800)^	99.1%	$7,312,498,732
Other Assets and Liabilities	0.9%	63,571,878

Total Net Assets	100.0%	$7,376,070,610

The accompanying notes are an integral part of these financial statements.

70

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$620,340,351
Unrealized Depreciation	(94,913,419)

Net Unrealized Appreciation	$525,426,932

•	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $576,974,584, which represents 7.8% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $157,954,110, which represents 2.1% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(7)	This security may pay interest in additional principal instead of cash.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,094	06/30/2016	$239,280,454	$239,175,750	$(104,704)
U.S. Treasury 5-Year Note Future	4,372	06/30/2016	529,921,175	528,636,283	(1,284,892)
U.S. Treasury Long Bond Future	679	06/21/2016	111,806,161	110,889,188	(916,973)

Total					$(2,306,569)

Short position contracts:
Euro BUXL 30-Year Bond Future	66	06/08/2016	$12,459,216	$12,354,727	$104,489
Euro-BOBL Future	28	06/08/2016	4,210,598	4,195,236	15,362
Euro-Bund Future	121	06/08/2016	22,542,404	22,428,652	113,752
U.S. Treasury 10-Year Note Future	4,566	06/21/2016	595,131,873	593,865,375	1,266,498
U.S. Treasury Ultra Long Term Bond Future	610	06/21/2016	105,982,388	104,519,688	1,462,700

Total					$2,962,801

Total futures contracts					$656,232

The accompanying notes are an integral part of these financial statements.

71

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/ Receive Fixed Rate /Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EMS.25	BCLY	USD	3,615,000	(1.00%)	06/20/21	$301,963	$—	$299,584	$(2,379)
CDX.EMS.25	BCLY	USD	22,175,000	(1.00%)	06/20/21	1,901,790	—	1,837,697	(64,093)

Total						$2,203,753	$—	$2,137,281	$(66,472)

Total traded indices						$2,203,753	$—	$2,137,281	$(66,472)

Credit default swaps on single-name issues:
Buy protection:
Barrick Gold Corp.	BOA	USD	1,625,000	(1.00%) /1.17%	12/20/20	$153,133	$—	$10,284	$(142,849)
Chubb Ltd.	JPM	USD	6,860,000	(1.00%) /0.22%	12/20/20	—	(239,243)	(250,919)	(11,676)
General Mills, Inc.	MSC	USD	5,025,000	(1.00%) /0.32%	06/20/21	—	(175,653)	(178,039)	(2,386)
General Mills, Inc.	JPM	USD	12,475,000	(1.00%) /0.32%	06/20/21	—	(436,073)	(441,996)	(5,923)
Marathon Oil Corp.	JPM	USD	615,000	(1.00%) /3.61%	06/20/20	135,712	—	59,636	(76,076)
Newell Rubbermaid, Inc.	JPM	USD	6,065,000	(1.00%) /0.73%	12/20/20	—	(67,507)	(80,063)	(12,556)
Newell Rubbermaid, Inc.	GSC	USD	12,135,000	(1.00%) /0.73%	12/20/20	—	—	(160,192)	(160,192)
Venezuela Government International Bond	BOA	USD	745,000	(5.00%) /55.93%	03/20/19	138,288	—	436,774	298,486
Venezuela Government International Bond	DEUT	USD	585,000	(5.00%) /55.93%	03/20/19	106,318	—	342,970	236,652

Total						$533,451	$(918,476)	$(261,545)	$123,480

Credit default swaps on single-name issues:
Sell protection:
Hungary Government International Bond	BNP	USD	6,990,000	1.00% /1.08%	12/20/19	$—	$(164,774)	$(12,581)	$152,193
Russian Foreign Bond - Eurobond	BOA	USD	4,155,000	1.00% /2.26%	12/20/20	—	(459,122)	(223,646)	235,476
Russian Foreign Bond - Eurobond	BNP	USD	2,630,000	1.00% /2.26%	12/20/20	—	(303,023)	(141,562)	161,461
Russian Foreign Bond - Eurobond	GSC	USD	2,420,000	1.00% /2.26%	12/20/20	—	(188,350)	(130,206)	58,144
South Africa (Republic of)	BNP	USD	5,870,000	1.00% /2.63%	12/20/20	—	(549,485)	(407,446)	142,039
South Africa (Republic of)	BNP	USD	805,000	1.00% /2.63%	12/20/20	—	(81,931)	(55,876)	26,055
South Africa (Republic of)	JPM	USD	655,000	1.00% /2.63%	12/20/20	—	(66,166)	(45,465)	20,701
South Africa (Republic of)	BCLY	USD	550,000	1.00% /2.63%	12/20/20	—	(52,544)	(38,177)	14,367
South Africa (Republic of)	BNP	USD	890,000	1.00% /2.63%	12/20/20	—	(66,767)	(61,776)	4,991
South Africa (Republic of)	BNP	USD	335,000	1.00% /2.63%	12/20/20	—	(26,831)	(23,253)	3,578
South Africa (Republic of)	JPM	USD	160,000	1.00% /2.63%	12/20/20	—	(12,815)	(11,106)	1,709
South Africa (Republic of)	BOA	USD	120,000	1.00% /2.63%	12/20/20	—	(9,611)	(8,329)	1,282
South Africa (Republic of)	BNP	USD	95,000	1.00% /2.63%	12/20/20	—	(7,275)	(6,594)	681
South Africa (Republic of)	BOA	USD	15,000	1.00% /2.63%	12/20/20	—	(1,201)	(1,041)	160

Total						$—	$(1,989,895)	$(1,167,058)	$822,837

Total single-name issues						$533,451	$(2,908,371)	$(1,428,603)	$946,317

Total OTC contracts						$2,737,204	$(2,908,371)	$708,678	$879,845

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

72

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	18,070,000	5.00%	06/20/21	$272,861	$581,209	$308,348
CDX.NA.IG.26	USD	100,000,000	1.00%	06/20/21	939,354	1,154,590	215,236

Total					$1,212,215	$1,735,799	$523,584

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
COP	Sell	06/15/16	SSG	$477,271	$535,044	$(57,773)
EUR	Buy	06/15/16	TDB	2,094,319	2,146,576	52,257
EUR	Buy	06/15/16	UBS	1,280,828	1,299,183	18,355
EUR	Buy	06/15/16	MSC	675,975	676,538	563
EUR	Buy	06/17/16	TDB	83,751	88,300	4,549
EUR	Sell	05/31/16	SSG	10,545,226	10,697,421	(152,195)
EUR	Sell	06/15/16	WEST	533,598	535,497	(1,899)
EUR	Sell	06/15/16	CSFB	232,365	235,069	(2,704)
EUR	Sell	06/15/16	SSG	369,765	372,670	(2,905)
EUR	Sell	06/15/16	BNP	320,739	326,802	(6,063)
EUR	Sell	06/15/16	BNP	234,825	241,949	(7,124)
EUR	Sell	06/15/16	BNP	1,795,690	1,803,720	(8,030)
EUR	Sell	06/15/16	UBS	503,032	511,417	(8,385)
EUR	Sell	06/15/16	DEUT	316,871	326,803	(9,932)
EUR	Sell	06/15/16	UBS	792,506	802,672	(10,166)
EUR	Sell	06/15/16	MSC	425,213	435,736	(10,523)
EUR	Sell	06/15/16	CBK	2,549,557	2,561,672	(12,115)
EUR	Sell	06/15/16	MSC	1,013,930	1,027,421	(13,491)
EUR	Sell	06/15/16	CIB	39,111,459	39,940,985	(829,526)
GBP	Sell	05/31/16	CBK	2,200,221	2,210,888	(10,667)
MXN	Buy	06/15/16	SSG	635,691	659,345	23,654
MXN	Buy	06/15/16	JPM	1,759,153	1,779,120	19,967
PEN	Sell	06/15/16	CIB	430,089	453,754	(23,665)
PEN	Sell	06/15/16	JPM	1,081,260	1,138,625	(57,365)

Total						$(1,105,183)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

73

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade

Other Abbreviations:
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
REIT	Real Estate Investment Trust

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

74

The Hartford Balanced Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$425,831,751	$425,831,751	$—	$—
Capital Goods	270,145,512	270,145,512	—	—
Commercial & Professional Services	27,663,047	27,663,047	—	—
Consumer Services	58,117,095	58,117,095	—	—
Diversified Financials	106,786,367	106,786,367	—	—
Energy	484,858,005	484,858,005	—	—
Food, Beverage & Tobacco	303,141,942	250,341,815	52,800,127	—
Household & Personal Products	46,415,857	46,415,857	—	—
Insurance	122,624,877	122,624,877	—	—
Materials	113,511,020	113,511,020	—	—
Media	31,220,138	31,220,138	—	—
Pharmaceuticals, Biotechnology & Life Sciences	438,090,541	377,181,638	60,908,903	—
Real Estate	19,493,373	19,493,373	—	—
Semiconductors & Semiconductor Equipment	150,714,628	150,714,628	—	—
Software & Services	147,695,101	147,695,101	—	—
Technology Hardware & Equipment	100,662,607	100,662,607	—	—
Telecommunication Services	142,629,485	142,629,485	—	—
Transportation	68,678,441	68,678,441	—	—
Utilities	303,313,962	266,552,075	36,761,887	—
Preferred Stocks	87,285	87,285	—	—
Asset & Commercial Mortgage Backed Securities	125,372,940	—	125,372,940	—
Corporate Bonds	3,252,302,185	—	3,252,302,185	—
Foreign Government Obligations	317,094,081	—	317,094,081	—
Municipal Bonds	25,364,652	—	25,364,652	—
Senior Floating Rate Interests	7,924,774	—	7,924,774	—
U.S. Government Securities	3,621,438	—	3,621,438	—
Convertible Bonds	2,101,284	—	2,101,284	—
Short-Term Investments	217,036,344	217,036,344	—	—
Foreign Currency Contracts(2)	119,345	—	119,345	—
Futures Contracts(2)	2,962,801	2,962,801	—	—
Swaps - Credit Default(2)	1,881,559	—	1,881,559	—

Total	$7,317,462,437	$3,431,209,262	$3,886,253,175	$—

Liabilities
Foreign Currency Contracts(2)	$(1,224,529)	$—	$(1,224,529)	$—
Futures Contracts(2)	(2,306,569)	(2,306,569)	—	—
Swaps - Credit Default(2)	(478,130)	—	(478,130)	—

Total	$(4,009,228)	$(2,306,569)	$(1,702,659)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

75

The Hartford Checks and Balances Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.0%
	Domestic Equity Funds - 66.7%
16,256,672	The Hartford Capital Appreciation Fund	$625,069,044
27,412,486	The Hartford Dividend and Growth Fund	640,629,809

	Total Domestic Equity Funds (cost $1,172,205,106)	1,265,698,853

	Taxable Fixed Income Funds - 33.3%
59,853,433	The Hartford Total Return Bond Fund	632,650,785

	Total Taxable Fixed Income Funds (cost $645,722,069)	632,650,785

	Total Affiliated Investment Companies (cost $1,817,927,175)	$1,898,349,638

	Total Long-Term Investments (cost $1,817,927,175)	$1,898,349,638

Total Investments (cost $1,817,927,175)^	100.0%	$1,898,349,638
Other Assets and Liabilities	0.0%	(346,649)

Total Net Assets	100.0%	$1,898,002,989

The accompanying notes are an integral part of these financial statements.

76

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$93,493,747
Unrealized Depreciation	(13,071,284)

Net Unrealized Appreciation	$80,422,463

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

77

The Hartford Checks and Balances Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$1,898,349,638	$1,898,349,638	$—	$—

Total	$1,898,349,638	$1,898,349,638	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

78

The Hartford Conservative Allocation Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Funds - 3.9%
705,604	Hartford Real Total Return Fund*	$5,955,301

	Total Alternative Funds (cost $7,171,954)	5,955,301

	Domestic Equity Funds - 26.8%
510,188	Hartford Core Equity Fund	12,111,859
387,136	Hartford Small Cap Core Fund	4,517,882
601,045	The Hartford Equity Income Fund	10,626,477
115,436	The Hartford Growth Opportunities Fund	4,558,581
324,924	The Hartford MidCap Fund	9,026,377

	Total Domestic Equity Funds (cost $40,106,346)	40,841,176

	International/Global Equity Funds - 9.0%
609,275	The Hartford International Opportunities Fund	9,084,295
322,670	The Hartford International Small Company Fund	4,549,645

	Total International/Global Equity Funds (cost $14,493,659)	13,633,940

	Multi-Strategy Funds - 5.0%
745,385	The Hartford Global All-Asset Fund	7,625,289

	Total Multi-Strategy Funds (cost $7,422,950)	7,625,289

	Taxable Fixed Income Funds - 55.4%
276,452	The Hartford Inflation Plus Fund	3,060,327
1,924,058	The Hartford Quality Bond Fund	19,817,802
1,247,978	The Hartford Short Duration Fund	12,255,139
1,797,673	The Hartford Strategic Income Fund	15,388,079
1,163,514	The Hartford Total Return Bond Fund	12,298,342
2,075,067	The Hartford World Bond Fund	21,393,938

	Total Taxable Fixed Income Funds (cost $84,426,784)	84,213,627

	Total Affiliated Investment Companies (cost $153,621,693)	$152,269,333

	Total Long-Term Investments (cost $153,621,693)	$152,269,333

Total Investments (cost $153,621,693)^	100.1%	$152,269,333
Other Assets and Liabilities	(0.1)%	(89,646)

Total Net Assets	100.0%	$152,179,687

The accompanying notes are an integral part of these financial statements.

79

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,823,045
Unrealized Depreciation	(3,175,405)

Net Unrealized Depreciation	$(1,352,360)

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

80

The Hartford Conservative Allocation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$152,269,333	$152,269,333	$—	$—

Total	$152,269,333	$152,269,333	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

81

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.8%
		Cayman Islands - 0.4%
$	255,000	Ares CLO Ltd. 2.08%, 04/20/2023(1)(2)	$248,945
	250,000	Carlyle Global Market Strategies Ltd. 2.15%, 04/17/2025(1)(2)	249,794
	350,000	Dryden Senior Loan Fund 2.11%, 07/15/2026(1)(2)	349,720
		Madison Park Funding Ltd.
	300,000	1.92%, 10/23/2025(1)(2)	297,257
	250,000	3.03%, 01/27/2026(1)(2)	251,379
	250,000	Magnetite CLO Ltd. 2.59%, 07/25/2026(1)(2)	245,469

			1,642,564

		United States - 5.4%
	315,000	Ally Auto Receivables Trust 1.49%, 11/15/2019	315,643
	100,000	Ally Master Owner Trust 1.54%, 09/15/2019	100,140
	10,054	American Credit Acceptance Receivables Trust 1.33%, 07/10/2018(1)	10,047
		AmeriCredit Automobile Receivables Trust
	75,000	1.81%, 10/08/2020	75,403
	65,000	2.21%, 05/10/2021	65,116
	280,000	3.41%, 10/08/2020(1)	282,665
	282,790	Asset Backed Securities Corp. Home Equity Loan Trust 0.95%, 08/25/2034(2)	253,482
	61,582	Banc of America Mortgage Trust 3.23%, 04/25/2034(2)	61,272
		Bear Stearns Adjustable Rate Mortgage Trust
	24,000	2.46%, 08/25/2035(2)	23,900
	272,322	2.80%, 07/25/2036(2)	230,695
	538,775	Bear Stearns Asset Backed Securities I Trust 6.00%, 11/25/2035	495,001
		Bear Stearns Commercial Mortgage Securities, Inc.
	185,670	5.33%, 02/11/2044	189,458
	268,967	5.91%, 06/11/2040(2)	277,379
	180,000	Cabela’s Master Credit Card Trust 0.88%, 07/15/2022(2)	177,426
	15,000	Capital Auto Receivables Asset Trust 2.22%, 01/22/2019	15,084
	40,000	Chrysler Capital Auto Receivables Trust 1.31%, 05/15/2019(1)	39,985
		Connecticut Avenue Securities
	155,846	2.59%, 09/25/2028(2)	156,009
	2,185,000	3.04%, 05/25/2024(2)	2,021,835
	405,000	3.34%, 07/25/2024(2)	380,368
	1,060,000	3.44%, 07/25/2024(2)	1,003,520
	200,000	4.74%, 02/25/2025(2)	201,199
	740,000	4.99%, 02/25/2025(2)	751,126
	775,000	5.34%, 11/25/2024(2)	800,443
	555,000	5.44%, 11/25/2024(2)	572,838
	300,000	5.44%, 07/25/2025(2)	308,666
	430,632	Countrywide Alternative Loan Trust 5.25%, 08/25/2035	396,211
	314,298	Countrywide Home Loans, Inc. 2.75%, 09/25/2047(2)	280,788

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.8% - (continued)
		United States - 5.4% - (continued)
$	300,000	Credit Acceptance Automotive Loan Trust 2.26%, 10/15/2021(1)	$299,702
	105,000	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	106,689
	220,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	220,181
	45,525	Fifth Third Automotive Trust 0.88%, 10/15/2017	45,527
		First Investors Auto Owner Trust
	53,432	1.06%, 11/15/2018(1)	53,367
	44,150	1.23%, 03/15/2019(1)	44,112
	345,180	1.92%, 05/15/2020(1)	345,213
		FREMF Mortgage Trust
	160,000	3.48%, 11/25/2046(1)(2)	160,771
	105,000	3.95%, 06/25/2047(1)(2)	108,137
	500,000	4.07%, 07/25/2045(1)(2)	521,974
	215,000	4.38%, 06/25/2047(1)(2)	218,398
	500,000	GE Commercial Mortgage Corp. 4.68%, 06/10/2048(2)	499,057
	100,000	Green Tree Agency Advance Funding Trust I 2.30%, 10/15/2046(1)	99,885
		GSR Mortgage Loan Trust
	99,582	2.52%, 01/25/2035(2)	95,380
	330,342	2.88%, 03/25/2047(2)	272,016
	149,040	3.18%, 09/25/2035(2)	149,584
		JP Morgan Chase Commercial Mortgage Securities Trust
	145,000	4.90%, 01/15/2049(2)	145,039
	50,712	6.15%, 04/17/2045(2)	50,660
	137,243	JP Morgan Mortgage Acquisition Trust 5.50%, 11/25/2036	137,787
	113,092	JP Morgan Mortgage Trust 3.00%, 09/25/2044(1)(2)	113,772
		LB-UBS Commercial Mortgage Trust
	547,323	5.43%, 02/15/2040	557,655
	330,076	6.25%, 04/15/2041(2)	349,142
		LSTAR Securities Investment Trust
	185,569	2.43%, 01/01/2020(1)(2)	182,879
	265,325	2.43%, 05/01/2020(1)(2)	258,978
	286,370	2.43%, 08/01/2020(1)(2)	279,620
	118,198	2.43%, 10/01/2020(1)(2)	116,020
	180,732	2.43%, 12/01/2021(1)(2)	177,656
	188,175	2.44%, 04/01/2020(1)(2)	182,765
	370,000	MASTR Adjustable Rate Mortgages Trust 1.07%, 03/25/2035(2)	362,099
	55,463	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	56,397
	35,598	Morgan Stanley Capital I Trust 5.51%, 11/12/2049(2)	36,045
		MortgageIT Trust
	257,849	0.74%, 08/25/2035(2)	236,413
	235,900	1.08%, 02/25/2035(2)	223,704
	96,031	Nationstar HECM Loan Trust 2.88%, 11/25/2025(1)	95,866
	340,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	342,045
	160,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	159,927
	410,000	Opteum Mortgage Acceptance Corp. 0.87%, 04/25/2035(2)	390,605

The accompanying notes are an integral part of these financial statements.

82

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.8% - (continued)
		United States - 5.4% - (continued)
$	74,574	Option One Mortgage Loan Trust 0.94%, 02/25/2035(2)	$73,717
	23,706	Oscar US Funding Trust 1.00%, 08/15/2017(1)	23,673
	60,729	Residential Asset Mortgage Products Trust 0.85%, 11/25/2035(2)	60,063
	47,081	Residential Asset Securities Corp. 0.73%, 03/25/2036(2)	46,506
		Santander Drive Auto Receivables Trust
	100,000	1.82%, 05/15/2019	100,090
	390,000	2.65%, 08/17/2020	390,427
	36,845	3.01%, 04/16/2018	36,890
	58,474	Skopos Auto Receivables Trust 3.10%, 12/15/2023(1)	58,287
	37,506	Soundview Home Loan Trust 0.86%, 11/25/2035(2)	37,233
	133,882	Springleaf Funding Trust 2.41%, 12/15/2022(1)	133,845
	76,382	Structured Asset Securities Corp. 0.59%, 02/25/2036(2)	75,899
	202,101	Thornburg Mortgage Securities Trust 2.53%, 04/25/2045(2)	199,107
		Towd Point Mortgage Trust
	200,808	2.75%, 02/25/2055(1)(2)	199,622
	161,423	2.75%, 04/25/2055(1)(2)	161,576
	133,077	2.75%, 05/25/2055(1)(2)	133,180
	221,151	3.00%, 03/25/2054(1)(2)	223,146
	170,000	Wachovia Bank Commercial Mortgage Trust 5.47%, 10/15/2044(1)(2)	169,751
	30,647	Wells Fargo Home Equity Asset-Backed Securities Trust 0.85%, 04/25/2035(2)	30,624
		Westlake Automobile Receivables Trust
	73,097	1.17%, 03/15/2018(1)	73,030
	350,000	1.82%, 01/15/2019(1)	350,656
	250,000	3.40%, 01/15/2021(1)	245,130
	340,000	World Omni Automotive Receivables Trust 1.06%, 09/15/2019	339,608

			20,342,826

		Total Asset & Commercial Mortgage Backed Securities (cost $22,034,224)	$21,985,390

CORPORATE BONDS - 3.7%
		Austria - 0.1%
EUR	200,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(3)	278,771
$	200,000	Erste Group Bank AG 5.50%, 05/26/2025(2)(3)	198,426

			477,197

		Belgium - 0.1%
EUR	350,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(3)(4)	385,739

		Denmark - 0.1%
	200,000	Danske Bank AS 5.75%, 04/06/2020(2)(3)(4)	227,292

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.7% - (continued)
		Denmark - 0.1% - (continued)
EUR	100,000	Nykredit Realkredit AS 4.00%, 06/03/2036(2)(3)	$112,933

			340,225

		France - 0.7%
$	325,000	AXA S.A. 6.46%, 12/14/2018(2)(3)(4)	332,784
	200,000	BNP Paribas S.A. 7.38%, 08/19/2025(2)(3)(4)	197,500
EUR	200,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(2)(3)(4)	223,370
		Credit Agricole S.A.
$	350,000	3.88%, 04/15/2024(3)	375,965
	225,000	6.63%, 09/23/2019(2)(3)(4)	212,062
	200,000	8.13%, 09/19/2033(2)(3)	219,418
	125,000	Natixis S.A. 10.00%, 04/30/2018(2)(3)(4)	137,453
		Societe Generale S.A.
	225,000	5.00%, 01/17/2024(3)	233,419
	400,000	6.00%, 01/27/2020(2)(3)(4)	357,000
EUR	100,000	6.75%, 04/07/2021(2)(3)(4)	111,786
$	250,000	7.88%, 12/18/2023(2)(3)(4)	237,375

			2,638,132

		Germany - 0.2%
	350,000	Commerzbank AG 8.13%, 09/19/2023(3)	410,848
	250,000	Deutsche Bank AG 4.50%, 04/01/2025	230,557

			641,405

		Guernsey - 0.1%
	285,000	Credit Suisse Group Funding Guernsey Ltd. 4.88%, 05/15/2045	288,892

		Ireland - 0.1%
EUR	200,000	Allied Irish Banks plc 7.38%, 12/03/2020(2)(3)(4)	199,239
$	200,000	Aquarius & Investments plc for Swiss Reinsurance Co., Ltd. 6.38%, 09/01/2024(2)(3)	209,994

			409,233

		Italy - 0.4%
EUR	100,000	Banco Popolare 6.38%, 05/31/2021(3)	123,125
		Intesa Sanpaolo S.p.A.
	300,000	3.93%, 09/15/2026(3)	351,806
$	200,000	5.25%, 01/12/2024	218,128
	630,000	7.70%, 09/17/2025(1)(2)(4)	582,750
EUR	300,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(2)(3)(4)	346,821

			1,622,630

		Japan - 0.1%
$	350,000	Mitsubishi UFJ Financial Group, Inc. 2.95%, 03/01/2021	357,472

		Netherlands - 0.3%
EUR	200,000	ABN Amro Bank N.V. 5.75%, 09/22/2020(2)(3)(4)	218,705
	100,000	Achmea B.V. 6.00%, 04/04/2043(2)(3)	124,298

The accompanying notes are an integral part of these financial statements.

83

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.7% - (continued)
		Netherlands - 0.3% - (continued)
EUR	200,000	Cooperatieve Rabobank UA 5.50%, 06/29/2020(2)(3)(4)	$219,346
		ING Groep N.V.
$	280,000	6.00%, 04/16/2020(2)(4)	266,000
	250,000	6.50%, 04/16/2025(2)(4)	232,250
EUR	125,000	Swiss Reinsurance Co. via ELM B.V. 2.60%, 09/01/2025(2)(3)(4)	136,848

			1,197,447

		Norway - 0.1%
$	250,000	DNB Bank 5.75%, 12/29/2049(2)	240,050

		Spain - 0.1%
EUR	400,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(2)(3)(4)	421,378
$	100,000	BBVA International Preferred SAU 5.92%, 04/18/2017(2)(4)	100,250

			521,628

		Switzerland - 0.3%
EUR	200,000	Credit Suisse AG 5.75%, 09/18/2025(2)(3)	245,289
$	275,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(3)(4)	253,000
		UBS AG
	275,000	4.75%, 05/22/2023(2)(3)	278,740
	250,000	5.13%, 05/15/2024(3)	253,125
	200,000	UBS Group AG 7.13%, 02/19/2020(2)(3)(4)	203,000

			1,233,154

		United Kingdom - 0.5%
	200,000	Abbey National Treasury Services plc 4.00%, 03/13/2024	215,082
	300,000	Barclays plc 3.65%, 03/16/2025	287,913
GBP	200,000	Coventry Building Society 6.38%, 11/01/2019(2)(3)(4)	261,663
$	275,000	HSBC Holdings plc 5.63%, 01/17/2020(2)(4)	266,063
	350,000	Lloyds Banking Group plc 7.50%, 06/27/2024(2)(4)	347,025
GBP	400,000	Nationwide Building Society 6.88%, 06/20/2019(2)(3)(4)	552,315

			1,930,061

		United States - 0.5%
$	125,000	Concho Resources, Inc. 5.50%, 04/01/2023	125,938
	175,000	Continental Resources, Inc. 4.90%, 06/01/2044	140,875
	125,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	133,281
	150,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	97,782
		Laredo Petroleum, Inc.
	60,000	5.63%, 01/15/2022	55,200
	65,000	7.38%, 05/01/2022	63,700
	125,000	Matador Resources Co. 6.88%, 04/15/2023	125,625
	125,000	Noble Energy, Inc. 5.05%, 11/15/2044	118,339

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 3.7% - (continued)
		United States - 0.5% - (continued)
$	10,000	PDC Energy, Inc. 7.75%, 10/15/2022	$10,350
	150,000	QEP Resources, Inc. 5.38%, 10/01/2022	142,125
	150,000	Range Resources Corp. 5.00%, 08/15/2022	140,062
	125,000	Rice Energy, Inc. 6.25%, 05/01/2022	123,750
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	129,062
	15,000	Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036	17,915
	150,000	Whiting Petroleum Corp. 6.25%, 04/01/2023	124,875
		WPX Energy, Inc.
	50,000	7.50%, 08/01/2020	47,625
	75,000	8.25%, 08/01/2023	70,500

			1,667,004

		Total Corporate Bonds (cost $14,283,251)	$13,950,269

FOREIGN GOVERNMENT OBLIGATIONS - 7.9%
		Argentina - 0.4%
$	1,000,000	Argentina Bonar Bonds 7.00%, 04/17/2017	$1,017,219
	350,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(3)	377,125

			1,394,344

		Canada - 0.4%
CAD	1,357,378	Canadian Government Bond 3.00%, 12/01/2036(5)	1,630,866

		Germany - 1.2%
		Deutsche Bundesrepublik Inflation Linked Bond
EUR	2,323,458	0.10%, 04/15/2023(3)(5)	2,866,796
	1,192,824	0.10%, 04/15/2026(3)(5)	1,492,771

			4,359,567

		Greece - 0.2%
		Hellenic Republic Government Bond
	86,705,000	0.00%, 10/15/2042(2)	317,701
	325,000	3.00%, 02/24/2041(2)(3)	212,322

			530,023

		Iceland - 0.3%
ISK	112,400,000	Iceland Rikisbref 8.00%, 06/12/2025	1,057,788

		India - 0.7%
INR	160,000,000	India Government Bond 8.79%, 11/08/2021	2,543,163

		Italy - 0.3%
		Italy Buoni Poliennali Del Tesoro
EUR	372,564	2.10%, 09/15/2017(3)(5)	446,527
	562,616	2.55%, 09/15/2041(3)(5)	810,843

			1,257,370

The accompanying notes are an integral part of these financial statements.

84

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.9% - (continued)
		Japan - 1.2%
		Japanese Government CPI Linked Bond
JPY	147,292,500	0.10%, 09/10/2023(5)	$1,443,854
	314,067,200	0.10%, 09/10/2024(5)	3,120,010

			4,563,864

		Mexico - 1.7%
MXN	50,194,400	Mexican Bonos 6.50%, 06/10/2021	3,076,666
		Mexican Udibonos
	21,820,771	4.00%, 11/15/2040(5)	1,361,527
	29,500,903	4.50%, 11/22/2035(5)	1,973,317

			6,411,510

		New Zealand - 1.2%
		New Zealand Government Bond
NZD	4,062,768	2.00%, 09/20/2025(3)(5)	2,868,211
	2,282,628	3.00%, 09/20/2030(3)(5)	1,788,463

			4,656,674

		Spain - 0.2%
EUR	691,369	Spain Government Inflation Linked Bond 1.80%, 11/30/2024(1)(3)(5)	871,601

		Sweden - 0.1%
SEK	2,727,895	Sweden Inflation Linked Bond 3.50%, 12/01/2028(5)	526,813

		Total Foreign Government Obligations (cost $31,464,896)	29,803,583

U.S. GOVERNMENT AGENCIES - 9.1%
		United States - 9.1%
		FHLMC - 4.5%
$	725,000	4.94%, 02/25/2024(2)	$745,817
	620,000	4.34%, 12/25/2027(2)	632,367
	455,000	3.04%, 12/25/2027(2)	457,997
	350,000	3.09%, 03/25/2028(2)	356,285
	74,204	3.00%, 03/15/2033(6)	9,473
	500,000	4.99%, 10/25/2024(2)	515,144
	250,000	5.19%, 10/25/2024(2)	255,894
	1,500,000	3.00%, 05/01/2046(7)	1,536,797
	375,000	3.29%, 04/25/2028(2)	381,806
	375,000	3.19%, 09/25/2028(2)	379,610
	350,000	4.68%, 11/25/2023(2)	355,453
	9,150,000	3.50%, 05/01/2046(7)	9,584,090
	200,000	4.00%, 05/01/2046(7)	213,562
	900,000	4.50%, 05/01/2046(7)	978,802
	460,000	3.73%, 10/25/2027(2)	457,013

			16,860,110

		FNMA - 3.2%
	500,000	2.50%, 06/01/2031(7)	512,900
	48,964	5.46%, 05/25/2042(2)(6)	5,848
	333,675	4.50%, 02/25/2043(6)	66,024
	2,570,678	3.50%, 01/01/2046	2,694,827
	823,728	3.00%, 10/01/2029	861,108
	837,466	3.00%, 12/01/2030	875,469
	928,732	3.00%, 01/01/2031	970,876
	1,100,000	4.00%, 05/01/2046(7)	1,175,088
	651,597	1.94%, 08/25/2044(6)	45,158
	241,853	1.85%, 06/25/2055(6)	16,013
	274,265	5.14%, 10/01/2024	331,862

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 9.1% - (continued)
		FNMA - 3.2% - (continued)
$	4,794	2.78%, 04/01/2022	$5,002
	4,722	3.20%, 04/01/2022	5,022
	278,369	2.83%, 06/01/2022	291,284
	4,720	2.66%, 09/01/2022	4,896
	5,000	2.44%, 01/01/2023	5,109
	261,542	7.27%, 02/01/2031	350,923
	14,615	3.67%, 08/01/2023	15,944
	290,229	3.78%, 10/01/2023	318,921
	25,000	3.93%, 10/01/2023	27,741
	335,950	3.37%, 07/01/2025	361,428
	193,195	3.81%, 11/01/2023	212,726
	5,000	3.70%, 10/01/2023	5,480
	191,876	3.65%, 08/01/2023	209,073
	19,285	3.87%, 10/01/2025	21,449
	5,000	3.86%, 11/01/2023	5,543
	14,227	4.06%, 10/01/2028	16,287
	10,000	3.86%, 12/01/2025	11,148
	4,907	3.45%, 01/01/2024	5,287
	4,907	3.47%, 01/01/2024	5,306
	5,000	3.76%, 03/01/2024	5,497
	5,000	3.97%, 05/01/2029	5,540
	20,000	3.34%, 04/01/2024	21,473
	30,000	2.76%, 05/01/2021	31,432
	30,000	3.21%, 05/01/2023	31,989
	131,013	3.42%, 04/01/2024	141,152
	29,439	3.89%, 05/01/2030	32,026
	9,742	3.96%, 05/01/2034	10,522
	375,000	4.50%, 05/01/2046(7)	408,296
	500,000	2.50%, 05/01/2031(7)	513,838
	1,131,000	3.50%, 05/01/2046(7)	1,185,253
	300,000	5.00%, 05/12/2046	332,027
	100,000	6.00%, 05/01/2046(7)	113,980

			12,266,767

		GNMA - 1.4%
	494,081	3.00%, 08/15/2045	511,610
	2,596,000	4.00%, 05/01/2046(7)	2,770,520
	800,000	3.00%, 05/01/2046(7)	828,375
	425,118	4.00%, 04/16/2026(6)	48,554
	1,000,000	6.00%, 05/01/2046(7)	1,125,742

			5,284,801

		Total U.S. Government Agencies (cost $34,165,432)	$34,411,678

U.S. GOVERNMENT SECURITIES - 4.1%
		United States - 4.1%
		U.S. Treasury Bonds - 1.4%
$	644,556	0.63%, 02/15/2043(5)	$608,619
	508,680	1.38%, 02/15/2044(5)	571,391
	2,538,020	3.38%, 04/15/2032(5)	3,692,258
	350,000	4.50%, 02/15/2036	476,150

			5,348,418

		U.S. Treasury Notes - 2.7%
	6,479,936	0.13%, 04/15/2020(5)	6,616,455
	3,595,270	0.13%, 01/15/2023(5)	3,633,470

			10,249,925

		Total U.S. Government Securities (cost $15,509,112)	15,598,343

The accompanying notes are an integral part of these financial statements.

85

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8%
	Argentina - 0.0%
2,853	YPF Sociedad Anonima ADR	$57,488

	Australia - 0.8%
11,319	ALE Property Group REIT	36,577
9,581	BHP Billiton plc	130,919
23,328	Buru Energy Ltd.*	3,445
6,113	Caltex Australia Ltd.	150,032
2,203	Domino’s Pizza Enterprises Ltd.	103,181
433,476	Evolution Mining Ltd.	654,844
20,824	Folkestone Education Trust REIT	39,222
24,677	Generation Healthcare REIT	40,341
15,528	Goodman Group REIT	80,899
975	GrainCorp Ltd. Class A	6,044
360,136	Kingsgate Consolidated Ltd.*	125,217
948,010	Mirabela Nickel Ltd.*(8)(9)	59,828
29,830	New South Resources Ltd.*	38,891
12,198	Nufarm Ltd.	64,783
356,665	OceanaGold Corp.	1,276,342
28,179	Orora Ltd.	56,168
356,411	Perseus Mining Ltd.*	156,849
30,275	Santos Ltd.	109,066
1,550	Treasury Wine Estates Ltd.	10,914
21,590	Vicinity Centres REIT	54,268

		3,197,830

	Austria - 0.3%
814	Schoeller-Bleckmann Oilfield Equipment AG	54,923
1,403	Voestalpine AG	50,627
43,575	Wienerberger AG	860,680

		966,230

	Belgium - 0.2%
1,378	Anheuser-Busch InBev N.V. ADR	171,120
7,632	Melexis N.V.	422,384
1,366	UCB S.A.	102,463
1,654	Umicore S.A.	82,567

		778,534

	Brazil - 0.1%
3,000	BR Malls Participacoes S.A.	14,768
3,709	BRF S.A. ADR	52,742
3,305	Cosan Ltd. Class A	17,781
2,507	SLC Agricola S.A.*	11,313
9,600	Telefonica Brasil S.A. (Preference Shares)	118,240
1,400	Ultrapar Participacoes S.A.	29,479

		244,323

	British Virgin Islands - 0.1%
92,488	Atlas Mara Ltd.*	398,623

	Canada - 1.7%
1,563	Agnico Eagle Mines Ltd.	73,789
559	Agrium, Inc.	48,170
7,930	Bank of Montreal	516,616
2,139	BCE, Inc.	100,310
35,692	Callidus Capital Corp.	389,719
2,111	Canadian Apartment Properties REIT	50,188
15,070	Canadian Imperial Bank of Commerce	1,217,179
4,105	Canadian Natural Resources Ltd.	123,278
106,621	Centerra Gold, Inc.	589,742
11,510	EcoSynthetix, Inc.*	11,926
3,298	Enbridge, Inc.	136,999
13,823	First National Financial Corp.	313,984

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Canada - 1.7% - (continued)
2,014	Goldcorp, Inc.	$40,582
2,117	Imperial Oil Ltd.	69,819
4,070	Killam Apartment Real Estate Investment Trust REIT	38,180
2,000	Magna International, Inc.	84,004
1,640	Methanex Corp.	57,334
27,205	National Bank of Canada	972,242
7,917	Potash Corp. of Saskatchewan, Inc.	140,079
8,189	PrairieSky Royalty Ltd.	172,434
5,480	Quebecor, Inc. Class B	146,576
8,150	Royal Bank of Canada	506,135
64,842	Strad Energy Services Ltd.	85,271
630	TELUS Corp.	19,974
231,099	Timmins Gold Corp.*	97,619
8,665	TransCanada Corp.	357,168

		6,359,317

	Cayman Islands - 0.0%
16,702	Cheung Kong Property Holdings Ltd.	114,066

	Chile - 0.0%
530	Sociedad Quimica y Minera de Chile S.A. ADR	11,040

	China - 2.6%
2,450	58.com, Inc. ADR*	133,893
41,567	AAC Technologies Holdings, Inc.	288,515
13,620	Alibaba Group Holding Ltd. ADR*	1,047,923
156,040	ANTA Sports Products Ltd.	397,470
7,146	Baidu, Inc. ADR*	1,388,468
20,087	China BlueChemical Ltd. Class H	4,649
54,500	China Life Insurance Co., Ltd. Class H	125,544
121,760	China Longyuan Power Group Corp. Ltd. Class H	84,239
31,000	China Oilfield Services Ltd. Class H	26,893
71,140	China Pacific Insurance Group Co., Ltd. Class H	249,448
30,119	ChinaCache International Holdings Ltd.	249,084
3,230	ChinaCache International Holdings Ltd. ADR*	26,712
84,000	CNOOC Ltd.	103,767
359,809	Cowell e Holdings, Inc.*	141,681
37,445	ENN Energy Holdings Ltd.	182,643
156,100	Greatview Aseptic Packaging Co., Ltd.	79,053
3,061	Hollysys Automation Technologies Ltd.*	58,679
1,936,060	Huadian Fuxin Energy Corp. Ltd. Class H	421,736
312,811	Lenovo Group Ltd.	247,462
242,800	Li Ning Co., Ltd.*	105,303
27,981	New Oriental Education & Technology Group, Inc. ADR	1,095,736
29,018	Noah Holdings Ltd. ADR*	713,262
32,300	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	87,588
250,353	Sunny Optical Technology Group Co., Ltd.	772,152
74,515	Tencent Holdings Ltd.	1,516,255
434,547	Zhaojin Mining Industry Co., Ltd. Class H	375,488

		9,923,643

	Denmark - 0.2%
40	AP Moeller - Maersk AS Class A	54,497
14,153	DSV A/S	595,815
877	GronlandsBANKEN A/S	80,688

		731,000

The accompanying notes are an integral part of these financial statements.

86

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Egypt - 0.2%
352,224	Centamin plc	$622,872

	Finland - 0.0%
1,585	Elisa Oyj	59,266
1,582	Kemira Oyj	19,194
1,440	Tikkurila Oyj	25,277

		103,737

	France - 2.2%
2,344	Airbus Group SE	146,541
13,644	Amundi S.A.*(1)	627,891
488	Arkema S.A.	38,950
18,251	BNP Paribas S.A.	966,554
25,014	Cie de Saint-Gobain	1,146,205
137,001	Coface S.A.	1,106,641
4,769	Engie S.A.	78,657
1,078	Essilor International S.A.	139,554
194	Gecina S.A. REIT	28,035
65,494	Groupe Eurotunnel SE	836,209
1,063	JCDecaux S.A.	47,099
382	Kering	65,512
1,542	Legrand S.A.	87,890
792	LVMH Moet Hennessy Louis Vuitton SE	131,956
7,815	Rexel S.A.	118,496
12,857	Schneider Electric SE*	840,688
47,765	Suez Environnement Co.	880,291
894	Total S.A. ADR	45,370
279	Unibail-Rodamco SE REIT	74,785
565	Valeo S.A.	89,620
12,478	Vinci S.A.	931,961
3,711	Vivendi S.A.	71,289

		8,500,194

	Germany - 1.4%
509	adidas AG	65,670
5,882	Bayerische Motoren Werke AG	544,165
3,647	Beiersdorf AG	327,484
2,311	Brenntag AG	135,745
34,745	Deutsche Wohnen AG	1,065,346
5,283	E.ON SE	54,754
1,257	HeidelbergCement AG	111,925
8,797	Hornbach Holding AG & Co. KGaA	575,004
11,348	LEG Immobilien AG*	1,052,687
9,957	Rheinmetall AG	780,103
1,771	RWE AG*	26,534
31,810	TUI AG	462,033
1,046	Vonovia SE	35,259
4,677	Zalando SE*(1)	155,253

		5,391,962

	Greece - 1.3%
51,360	Aegean Airlines S.A.	471,219
173,054	Alpha Bank A.E.*	376,019
196,514	Ellaktor S.A.*	286,606
1,319	Eurobank Ergasias S.A.*	1,113
100,055	Frigoglass SAIC*	24,634
130,848	Grivalia Properties REIC A.E. REIT	1,123,707
72,838	Hellenic Exchanges - Athens Stock Exchange S.A. Holding	414,778
123,741	Hellenic Telecommunications Organization S.A.	1,204,662
113,926	OPAP S.A.	861,220

		4,763,958

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Hong Kong - 0.9%
47,090	AIA Group Ltd.	$281,815
218,000	AMVIG Holdings Ltd.	89,763
6,390	Beijing Enterprises Holdings Ltd.	33,326
12,110	Cheung Kong Infrastructure Holdings Ltd.	114,287
99,531	China Merchants Holdings International Co., Ltd.	295,230
107,270	China Resources Gas Group Ltd.	303,557
262,140	China Unicom Hong Kong Ltd.	306,779
14,095,316	G-Resources Group Ltd.	323,826
4,500	Great Eagle Holdings Ltd.	18,228
215,555	Guangdong Investment Ltd.	304,377
64,000	HKT Trust & HKT Ltd.	92,738
561,770	Mongolian Mining Corp.*	4,925
31,060	Nine Dragons Paper Holdings Ltd.	22,255
348,000	Pacific Basin Shipping Ltd.*	58,638
228,156	PAX Global Technology Ltd.	196,493
35,500	Shanghai Industrial Holdings Ltd.	80,710
45,312	Sino Land Co., Ltd.	71,137
35,244	SmarTone Telecommunications Holdings Ltd.	58,262
26,800	Techtronic Industries Co., Ltd.	100,464
1,483,864	Tongda Group Holdings Ltd.	304,807
296,816	Xinyi Glass Holdings Ltd.	202,184

		3,263,801

	India - 4.5%
182,686	Apollo Tyres Ltd.	439,522
15,552	Arvind Infrastructure Ltd.*	20,832
146,899	Arvind Ltd.	612,749
9,242	Bajaj Auto Ltd.	346,576
505,818	Bank of Baroda	1,200,610
329,658	Bharat Heavy Electricals Ltd.	621,469
50,514	Bharat Petroleum Corp. Ltd.	744,115
19,462	Bharti Infratel Ltd.	109,668
72,912	Canara Bank	225,869
30,588	Ceat Ltd.	505,227
170,228	Coal India Ltd.	738,524
166,986	Engineers India Ltd.	450,173
111,519	Exide Industries Ltd.	247,057
56,601	GAIL India Ltd.	306,951
37,344	Gateway Distriparks Ltd.	156,596
197,098	Gujarat State Fertilisers & Chemicals Ltd.	220,704
71,177	HCL Technologies Ltd.	803,537
95,935	ICICI Bank Ltd.	339,195
74,536	Indian Oil Corp. Ltd.	486,045
16,176	Indraprastha Gas Ltd.	139,562
35,125	Infosys Ltd.	638,987
15,427	Ipca Laboratories Ltd.	115,613
147,861	IRB Infrastructure Developers Ltd.	474,997
126,465	ITC Ltd.	619,134
496,419	Jammu & Kashmir Bank Ltd.	513,846
10,492	MakeMyTrip Ltd.*	192,633
533	MRF Ltd.	271,094
360,719	NTPC Ltd.	755,869
14,067	Oil India Ltd.	70,308
14,136	PC Jeweller Ltd.	76,641
8,046	Petronet LNG Ltd.	31,887
339,522	Power Grid Corp. of India Ltd.	732,300
226,320	Redington India Ltd.	369,860
129,626	State Bank of India	368,263
54,660	Sun TV Network Ltd.	306,435

The accompanying notes are an integral part of these financial statements.

87

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	India - 4.5% - (continued)
21,012	Tata Chemicals Ltd.	$128,210
19,635	Tata Consultancy Services Ltd.	749,730
93,554	Tata Motors Ltd.*	572,776
531,784	Tata Power Co., Ltd.	563,054
121,333	Union Bank of India	232,209
65,300	Wipro Ltd.	544,967

		17,043,794

	Indonesia - 0.2%
1,838,269	Bank Tabungan Pensiunan Nasional Tbk PT*	373,564
12,963	Bumitama Agri Ltd.	7,374
752,000	Media Nusantara Citra Tbk PT	133,275
507,000	Telekomunikasi Indonesia Persero Tbk PT*	136,024

		650,237

	Ireland - 1.6%
1,312,619	Bank of Ireland*	398,612
180,700	C&C Group plc	813,831
927,959	Cairn Homes plc*	1,190,067
41,552	CRH plc	1,209,969
526,082	Hibernia plc REIT	776,481
335,852	Irish Residential Properties plc REIT	430,715
74,870	Permanent TSB Group Holdings plc*	234,735
34,690	Smurfit Kappa Group plc	920,793

		5,975,203

	Israel - 0.6%
7,840	Azrieli Group Ltd.	314,067
67,295	Bezeq The Israeli Telecommunication Corp. Ltd.	141,820
139,328	Harel Insurance Investments & Financial Services Ltd.	547,873
244,969	Israel Discount Bank Ltd. Class A*	408,840
25,335	Mobileye N.V.*	966,530

		2,379,130

	Italy - 0.8%
90,675	Anima Holding S.p.A.(1)	643,976
103,568	Banca Popolare dell-Emilia Romagna SC	607,278
8,978	Buzzi Unicem S.p.A.	170,533
26,547	Enel S.p.A.	120,652
10,560	Eni S.p.A.	172,518
47,762	FinecoBank Banca Fineco S.p.A.	384,756
59,270	Finmeccanica S.p.A.*	751,361
10,733	Snam S.p.A.	65,637

		2,916,711

	Japan - 6.8%
4,590	Aeon Delight Co., Ltd.	126,732
13,530	Aizawa Securities Co., Ltd.	71,692
5,660	Alpine Electronics, Inc.	69,665
6,021	Amada Co., Ltd.	60,490
6,490	Amano Corp.	106,172
3,100	Aoyama Trading Co., Ltd.	115,582
9,890	Bandai Namco Holdings, Inc.	210,551
8,980	CYBERDYNE, Inc.*	190,302
6,572	Daifuku Co., Ltd.	117,539
3,900	Daiichi Sankyo Co., Ltd.	91,913
1,420	Daiichikosho Co., Ltd.	59,529
1,369	Daito Trust Construction Co., Ltd.	193,621
10,037	Dena Co., Ltd.	168,918
2,215	Disco Corp.	188,244

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Japan - 6.8% - (continued)
4,575	East Japan Railway Co.	$402,490
5,280	Eiken Chemical Co., Ltd.	96,671
2,100	Eisai Co., Ltd.	129,989
4,695	FamilyMart Co., Ltd.	247,777
4,530	Fuji Heavy Industries Ltd.	148,742
4,560	Fujimi, Inc.	60,434
152,390	Fujitsu Ltd.	532,465
7,400	Funai Electric Co., Ltd.	62,048
2,679	GMO Payment Gateway, Inc.	171,187
5,230	Hakuhodo DY Holdings, Inc.	58,961
7,315	Harmonic Drive Systems, Inc.	163,853
15,090	Hazama Ando Corp.	73,610
3,880	HI-LEX Corp.	100,077
25,690	Hino Motors Ltd.	247,884
2,310	HIS Co., Ltd.	57,054
5,055	Hitachi High-Technologies Corp.	136,776
11,830	Hitachi Transport System Ltd.	198,254
13,720	Hosiden Corp.	86,504
4,435	Inaba Denki Sangyo Co., Ltd.	139,254
10,750	Inpex Corp.	85,461
3,867	Iriso Electronics Co., Ltd.	184,150
43,000	Isuzu Motors Ltd.	460,112
9,878	Japan Aviation Electronics Industry Ltd.	131,860
4,140	Japan Digital Laboratory Co., Ltd.	56,003
4,370	Japan Petroleum Exploration Co., Ltd.	101,731
8,350	Japan Post Bank Co., Ltd.	101,946
7	Japan Real Estate Investment Corp. REIT	43,589
8,770	JGC Corp.	149,572
1,930	JSR Corp.	26,457
6,760	KDDI Corp.	194,727
8,698	Kenedix, Inc.	37,175
1,098	Keyence Corp.	658,133
13,720	Kinden Corp.	161,144
6,321	Kubota Corp.	92,077
6,590	Kuroda Electric Co., Ltd.	101,624
2,700	Kyocera Corp.	133,974
27,050	Leopalace21 Corp.	162,314
7,980	M3, Inc.	215,272
3,656	Mabuchi Motor Co., Ltd.	181,983
9,500	Makino Milling Machine Co., Ltd.	57,075
8,080	Melco Holdings, Inc.	160,302
4,530	Mitsubishi Chemical Holdings Corp.	23,640
4,850	Mitsubishi Corp.	81,522
24,582	Mitsubishi Electric Corp.	261,243
8,600	Mitsubishi Heavy Industries Ltd.	30,570
88,510	Mitsubishi Materials Corp.	280,734
139,710	Mitsubishi UFJ Financial Group, Inc.	644,735
3,315	Mitsui Fudosan Co., Ltd.	80,960
3,271	Mixi, Inc.	111,766
6,435	MonotaRO Co., Ltd.	193,225
5,410	MS&AD Insurance Group Holdings, Inc.	142,886
11,520	Murata Manufacturing Co., Ltd.	1,502,338
9,500	Namura Shipbuilding Co., Ltd.	70,432
24,960	NGK Spark Plug Co., Ltd.	497,786
8,200	Nichicon Corp.	55,240
14,994	Nidec Corp.	1,098,671
5,860	Nintendo Co., Ltd.	793,450
6,290	Nippo Corp.	104,292
7	Nippon Building Fund, Inc. REIT	44,345
6,440	Nippon Ceramic Co., Ltd.	115,975
2,075	Nippon Paint Holdings Co., Ltd.	54,483

The accompanying notes are an integral part of these financial statements.

88

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Japan - 6.8% - (continued)
450	Nippon Shokubai Co., Ltd.	$23,308
12,140	Nippon Telegraph & Telephone Corp.	543,269
2,384	Nippon Telegraph & Telephone Corp. ADR	106,255
30,880	Nippon Television Holdings, Inc.	497,415
6,120	Nissin Kogyo Co., Ltd.	84,642
7,120	NSD Co., Ltd.	111,655
11,695	NTT DoCoMo, Inc.	280,493
8,340	Olympus Corp.	324,898
2,000	Ono Pharmaceutical Co., Ltd.	90,116
4,002	Optex Co., Ltd.	127,879
4,370	Pal Co., Ltd.	106,119
18,900	PanaHome Corp.	147,374
1,690	Paramount Bed Holdings Co., Ltd.	62,866
239,600	Pioneer Corp.*	642,059
10,880	Recruit Holdings Co., Ltd.	336,148
20,420	San-In Godo Bank Ltd.	131,563
1,370	Sankyo Co., Ltd.	51,870
22,366	SCREEN Holdings Co., Ltd.	172,559
22,826	SCSK Corp.	827,919
3,786	Seven & I Holdings Co., Ltd.	154,478
8,465	Shikoku Electric Power Co., Inc.	104,488
6,589	Shin-Etsu Chemical Co., Ltd.	369,042
7,410	Shionogi & Co., Ltd.	378,222
8,120	SoftBank Group Corp.	436,616
8,071	Sony Corp.	195,493
33,200	Sony Financial Holdings, Inc.	410,449
11,900	Sumco Corp.	75,358
15,010	Sumitomo Electric Industries Ltd.	180,565
5,850	Sumitomo Real Estate Sales Co., Ltd. REIT	117,310
6,500	Suzuki Motor Corp.	178,123
11,980	T&D Holdings, Inc.	114,678
8,300	Tachi-S Co., Ltd.	113,785
9,230	Taihei Dengyo Kaisha Ltd.	75,844
4,300	Taisei Corp.	29,350
15,350	Takuma Co., Ltd.	131,952
12,170	TDK Corp.	712,113
5,115	Tenma Corp.	76,144
4,628	Tokai Rika Co., Ltd.	85,690
9,440	Tokio Marine Holdings, Inc.	308,900
10,010	Tokyo Gas Co., Ltd.	44,181
1,890	Tokyo Ohka Kogyo Co., Ltd.	52,844
1,550	Tokyo Tatemono Co., Ltd.	20,466
47,100	Toyo Tire & Rubber Co., Ltd.	704,412
14,240	Toyota Industries Corp.	617,844
2,480	Toyota Motor Corp.	125,710
3,780	TS Tech Co., Ltd.	86,332
8,480	TV Asahi Holdings Corp.	140,826
7,620	Ushio, Inc.	103,639
4,020	Yamato Kogyo Co., Ltd.	94,368
7,660	Yamazen Corp.	59,872
4,555	Yondoshi Holdings, Inc.	110,119

		25,647,574

	Jersey - 0.5%
125,620	Highland Gold Mining Ltd.	174,372
15,865	Randgold Resources Ltd. ADR	1,594,433

		1,768,805

	Kenya - 0.0%
219,700	Safaricom Ltd.	37,168

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Luxembourg - 0.4%
35,001	BRAAS Monier Building Group S.A.	$972,290
1,063	Grand City Properties S.A.	23,518
2,338	Millicom International Cellular S.A.	135,369
9,331	SES S.A.	255,147
4,454	Tenaris S.A.	58,829
882	Tenaris S.A. ADR	23,876

		1,469,029

	Malaysia - 0.1%
295,707	Inari Amertron Bhd	206,488
3,808	Kuala Lumpur Kepong Bhd	23,317

		229,805

	Mauritius - 0.2%
979,502	CIEL Ltd.	174,283
81,000	MCB Group Ltd.	487,339

		661,622

	Mexico - 0.0%
112,500	America Movil S.A.B. de C.V. Series L	79,644
6,290	Mexichem S.A.B. de C.V.	15,889
5,625	Telesites S.A.B. de CV*	3,466

		98,999

	Monaco - 0.0%
4,652	GasLog Ltd.	59,592

	Netherlands - 1.5%
11,452	Akzo Nobel N.V.	813,626
8,511	Heineken N.V.	798,563
1,458	IMCD Group N.V.	58,983
60,526	ING Groep N.V.	741,650
10,600	NXP Semiconductors N.V.*	903,968
21,459	Royal Dutch Shell plc Class A	562,080
33,777	Van Lanschot N.V.	717,460
28,905	Wolters Kluwer N.V.	1,101,067

		5,697,397

	New Zealand - 0.0%
3,738	Z Energy Ltd.	20,463

	Norway - 0.2%
12,610	Aker Solutions ASA*	48,206
6,437	Statoil ASA	113,299
104,695	Storebrand ASA*	443,408
3,085	Telenor ASA	53,081
1,633	TGS Nopec Geophysical Co. ASA	27,244
1,552	Yara International ASA	62,077

		747,315

	Peru - 0.1%
23,160	Cia de Minas Buenaventura SAA ADR*	235,074

	Romania - 0.1%
23,684	Fondul Proprietatea SA/Fund GDR*	229,735

	Singapore - 0.9%
111,181	Ascendas REIT	202,915
350	Broadcom Ltd.	51,012
443,761	CapitaLand Commerical Trust REIT	470,794
10,978	First Resources Ltd.	15,515
134,000	Genting Singapore plc	80,883
63,431	Golden Agri-Resources Ltd.	18,817
396,495	Keppel REIT	309,005
27,702	Keppel DC REIT	22,537

The accompanying notes are an integral part of these financial statements.

89

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Singapore - 0.9% - (continued)
142,911	Mapletree Commercial Trust REIT	$159,285
198,027	Singapore Exchange Ltd.	1,105,298
116,490	Suntec REIT	145,546
51,275	United Overseas Bank Ltd.	706,601
46,514	Wilmar International Ltd.	127,773

		3,415,981

	South Africa - 0.0%
625	Naspers Ltd. Class N	86,007

	South Korea - 1.4%
680	CJ CheilJedang Corp.	225,878
7,823	Finetex EnE, Inc.*	51,086
4,666	G-SMATT GLOBAL Co., Ltd.*	143,688
6,698	Hana Financial Group, Inc.	150,200
9,055	Hyundai Development Co-Engineering & Construction	398,901
408	Hyundai Mobis Co., Ltd.	92,984
32,292	Korea Electric Power Corp.	1,754,061
2,179	NAVER Corp.	1,291,378
7,664	NHN Entertainment Corp.*	406,273
322	Samsung Electronics Co., Ltd.	350,925
1,993	Samsung SDI Co., Ltd.	198,482
4,819	SK Hynix, Inc.	118,199

		5,182,055

	Spain - 0.2%
1,418	Axiare Patrimonio SOCIMI S.A. REIT	21,595
179,834	CaixaBank S.A.	542,866
4,334	Gas Natural SDG S.A.	90,377
8,296	Iberdrola S.A.	59,057
2,324	Industria de Diseno Textil S.A.	74,799

		788,694

	Sweden - 0.1%
1,868	Arcam AB*	40,773
2,734	BillerudKorsnas AB	42,517
36,218	Cloetta AB Class B	121,902
2,322	Fastighets AB Balder Class B*	59,227
857	Hufvudstaden AB Class A	13,299
5,319	Sandvik AB	54,648
1,872	SKF AB Class B	34,497

		366,863

	Switzerland - 1.0%
7,289	ABB Ltd. ADR*	153,871
516	Actelion Ltd.*	83,633
567	Cie Financiere Richemont S.A.	37,808
17,160	Gategroup Holding AG*	946,349
16,968	Julius Baer Group Ltd.*	727,177
1,670	Roche Holding AG	422,525
92	Swatch Group AG (The)	31,389
169	Swisscom AG	85,882
419	Syngenta AG	168,088
3,691	TE Connectivity Ltd.	219,541
52,120	UBS Group AG	903,523

		3,779,786

	Taiwan - 2.9%
49,057	Adlink Technology, Inc.	100,998
17,741	Advanced Ceramic X Corp.	93,028
37,399	Advanced Semiconductor Engineering, Inc.	35,987
50,456	Advantech Co., Ltd.	355,601

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	Taiwan - 2.9% - (continued)
107,198	Aerospace Industrial Development Corp.	$145,909
46,020	Airtac International Group	304,092
7,734	ASPEED Technology, Inc.	70,650
57,396	Catcher Technology Co., Ltd.	401,705
60,000	Chicony Electronics Co., Ltd.	143,732
78,912	Chroma ATE, Inc.	174,796
182,000	E Ink Holdings, Inc.*	84,303
52,075	Egis Technology, Inc.*	222,096
17,640	eMemory Technology, Inc.	192,780
112,879	Globalwafers Co., Ltd.	258,526
3,063	Hermes Microvision, Inc.	93,795
18,086	Himax Technologies, Inc. ADR	187,914
211,434	Hota Industrial Manufacturing Co., Ltd.	1,011,619
31,309	Kingpak Technology, Inc.*	303,764
25,655	Land Mark Optoelectronics Corp.	376,591
7,129	Largan Precision Co., Ltd.	497,633
4,253	MediaTek, Inc.	30,162
17,520	Parade Technologies Ltd.	162,002
16,967	PChome Online, Inc.	179,332
18,777	Powertech Technology, Inc.	37,896
172,243	Primax Electronics Ltd.	201,927
36,000	Quanta Computer, Inc.	57,865
17,907	Silergy Corp.	237,814
7,856	Silicon Motion Technology Corp. ADR	302,849
29,719	Siliconware Precision Industries Co., Ltd.	44,003
32,958	Sporton International, Inc.	180,320
115,553	Superalloy Industrial Co., Ltd.	506,030
324,345	Taiwan Semiconductor Manufacturing Co., Ltd.	1,490,160
99,738	Tung Thih Electronic Co., Ltd.	1,772,737
11,841	Voltronic Power Technology Corp.	186,408
91,075	Win Semiconductors Corp.	171,020
100,282	Yageo Corp.	163,167

		10,779,211

	Thailand - 0.3%
93,919	Delta Electronics Thailand PCL	193,592
114,501	Hana Microelectronics PCL	108,994
434,372	KCE Electronics PCL	976,187

		1,278,773

	United Arab Emirates - 0.0%
80,752	Dubai Parks & Resorts PJSC*	29,100

	United Kingdom - 3.2%
83,400	Acacia Mining plc	428,104
14,413	AstraZeneca plc	826,911
9,910	AstraZeneca plc ADR	286,994
25,738	BAE Systems plc	179,565
260,971	Balfour Beatty plc*	911,871
4,782	Big Yellow Group plc REIT	56,329
46,090	BP plc	253,927
8,423	British American Tobacco plc	513,568
1,025	CNH Industrial N.V.	7,934
245,688	Cobham plc	554,322
665	Croda International plc	29,295
1,170	Delphi Automotive plc	86,147
771	Derwent London plc REIT	37,056
7,298	Ensco plc Class A	87,284
29,929	Hunting plc	160,865
11,478	Imperial Brands plc	624,096
5,451	Informa plc	52,223

The accompanying notes are an integral part of these financial statements.

90

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United Kingdom - 3.2% - (continued)
202,194	Intu Properties plc REIT	$900,404
11	Kennedy Wilson Europe Real Estate plc	175
8,193	Marks & Spencer Group plc	50,822
12,773	National Grid plc	182,253
1,804	Nielsen Holdings plc	94,061
27,693	Nomad Foods Ltd.*	225,421
22,268	OM Asset Management plc	298,837
128,339	Petra Diamonds Ltd.	221,277
3,286	PureCircle Ltd.*	18,293
119,565	QinetiQ Group plc	391,585
4,801	Reckitt Benckiser Group plc	467,708
3,657	RELX N.V.	61,414
1,431	RELX plc	25,352
3,798	Rio Tinto plc	127,409
9,093	RPC Group plc	97,034
4,951	SABMiller plc	303,229
968	Shaftesbury plc REIT	12,876
13,198	Sky plc	181,420
6,261	Smith & Nephew plc	106,026
4,724	Tate & Lyle plc	40,671
59,789	Tesco plc*	150,312
5,436	UBM plc	45,291
14,969	Ultra Electronics Holdings plc	386,549
2,818	UNITE Group plc	26,058
19,860	Willis Towers Watson plc	2,480,514
8,454	Worldpay Group plc*(1)	32,971
6,185	Zegona Communications plc*(8)(9)	11,884

		12,036,337

	United States - 22.2%
3,694	Abbott Laboratories	143,697
791	Acadia Healthcare Co., Inc.*	49,983
734	Acadia Realty Trust REIT	24,736
2,302	Accenture plc Class A	259,942
119,100	ACCO Brands Corp.*	1,136,214
711	Activision Blizzard, Inc.	24,508
482	Acuity Brands, Inc.	117,555
3,821	Adecoagro S.A.*	40,732
607	Adobe Systems, Inc.*	57,192
23,633	Advance Auto Parts, Inc.	3,689,111
1,448	Aetna, Inc.	162,567
208	AGCO Corp.	11,122
794	Agilent Technologies, Inc.	32,490
4,228	Akamai Technologies, Inc.*	215,586
347,977	Alacer Gold Corp.*	942,952
3,820	Alkermes plc*	151,845
3,580	Alleghany Corp.*	1,866,182
1,058	Allegion plc	69,246
2,362	Allergan plc*	511,515
1,197	Alliance Data Systems Corp.*	243,362
1,690	Alliant Energy Corp.	119,179
1,006	Alnylam Pharmaceuticals, Inc.*	67,442
1,544	Alphabet, Inc. Class A*	1,092,967
1,519	Alphabet, Inc. Class C*	1,052,682
9,156	Altria Group, Inc.	574,173
2,154	Amazon.com, Inc.*	1,420,757
11,600	American Capital Agency Corp. REIT	213,092
1,754	American Tower Corp. REIT	183,960
5,713	AMETEK, Inc.	274,738
1,114	Anadarko Petroleum Corp.	58,775
504	Andersons, Inc.	16,889

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 22.2% - (continued)
32,000	Annaly Capital Management, Inc. REIT	$333,440
670	Apartment Investment & Management Co. Class A, REIT	26,840
8,035	Apple, Inc.	753,201
6,420	Applied Materials, Inc.	131,417
48,050	Aramark	1,610,155
1,355	Archer-Daniels-Midland Co.	54,119
20,484	Arena Pharmaceuticals, Inc.*	35,232
348,994	Argonaut Gold, Inc.*	817,759
1,710	Arista Networks, Inc.*	113,920
273	athenahealth, Inc.*	36,391
1,876	Automatic Data Processing, Inc.	165,913
537	AvalonBay Communities, Inc. REIT	94,936
3,369	Avangrid, Inc.	135,097
219,380	Avon Products, Inc.	1,033,280
6,103	Baker Hughes, Inc.	295,141
1,745	Ball Corp.	124,558
43,114	Bank of America Corp.	627,740
3,731	Baxter International, Inc.	164,985
1,141	Becton Dickinson and Co.	183,998
22,650	Belden, Inc.	1,430,121
233,839	Bizlink Holding, Inc.	1,327,217
4,634	Boise Cascade Co.*	96,712
581	Boston Properties, Inc. REIT	74,868
13,872	Boston Scientific Corp.*	304,074
9,655	Bristol-Myers Squibb Co.	696,898
1,786	Bunge Ltd.	111,625
877	Cabot Corp.	42,789
2,513	Cabot Oil & Gas Corp.	58,804
11,767	Capital One Financial Corp.	851,813
1,281	Cardinal Health, Inc.	100,507
1,584	Cardtronics, Inc.*	62,441
12,297	Carlisle Cos., Inc.	1,253,064
400	Cavium, Inc.*	19,748
1,371	Celanese Corp. Series A	96,930
2,770	Celgene Corp.*	286,446
1,830	Cerner Corp.*	102,736
4,022	CF Industries Holdings, Inc.	133,008
296	Charter Communications, Inc. Class A*	62,823
5,160	Chevron Corp.	527,249
22,036	Citigroup, Inc.	1,019,826
1,903	Coca-Cola Co.	85,254
3,322	Cognizant Technology Solutions Corp. Class A*	193,905
4,104	Colfax Corp.*	133,093
9,547	Colgate-Palmolive Co.	677,073
10,953	Comcast Corp. Class A	665,504
19,556	Comerica, Inc.	868,286
1,270	Community Health Systems, Inc.*	24,232
6,456	ConocoPhillips Co.	308,532
1,135	Constellation Brands, Inc. Class A	177,128
790	Corporate Office Properties Trust REIT	20,287
2,671	Costco Wholesale Corp.	395,655
8,506	Coty, Inc. Class A	258,582
13,430	CPI Card Group, Inc.	106,500
1,663	Crown Holdings, Inc.*	88,072
35,450	CST Brands, Inc.	1,338,946
27,502	CSX Corp.	749,980
4,399	CVS Health Corp.	442,099
4,417	Danaher Corp.	427,345
1,090	Darling Ingredients, Inc.*	15,794

The accompanying notes are an integral part of these financial statements.

91

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 22.2% - (continued)
112	Deere & Co.	$9,420
7,050	Deltic Timber Corp.	440,625
44,650	Dorian LPG Ltd.*	453,644
1,494	Douglas Emmett, Inc. REIT	48,480
1,072	Dover Corp.	70,430
3,738	Dow Chemical Co.	196,656
4,723	Dr Pepper Snapple Group, Inc.	429,368
1,955	DreamWorks Animation SKG, Inc. Class A*	78,044
2,176	Duke Energy Corp.	171,425
1,884	Duke Realty Corp. REIT	41,203
3,043	Eaton Corp. plc	192,531
542	Edison International	38,325
2,554	Electronic Arts, Inc.*	157,965
5,883	Eli Lilly & Co.	444,343
922	Energen Corp.	39,176
3,601	Envision Healthcare Holdings, Inc.*	81,491
2,063	EOG Resources, Inc.	170,445
1,218	Equifax, Inc.	146,465
131	Equinix, Inc. REIT	43,276
600	Equity LifeStyle Properties, Inc. REIT	41,094
1,969	Equity One, Inc. REIT	55,723
24,180	Era Group, Inc.*	230,435
196	Essex Property Trust, Inc. REIT	43,208
4,673	Estee Lauder Cos., Inc. Class A	448,001
2,927	Eversource Energy	165,200
2,281	Expedia, Inc.	264,071
560	Extra Space Storage, Inc. REIT	47,572
9,143	Exxon Mobil Corp.	808,241
3,874	Facebook, Inc. Class A*	455,505
314	Federal Realty Investment Trust REIT	47,753
3,161	FedEx Corp.	521,913
771	First Solar, Inc.*	43,053
21,270	Fiserv, Inc.*	2,078,504
1,656	FMC Technologies, Inc.*	50,491
1,864	Forest City Realty Trust, Inc. Class A REIT	38,734
2,891	Fortune Brands Home & Security, Inc.	160,190
4,727	Forum Energy Technologies, Inc.*	79,130
24,510	GATX Corp.	1,125,989
1,160	General Dynamics Corp.	163,003
1,422	General Growth Properties, Inc. REIT	39,859
10,720	General Motors Co.	340,896
2,556	Genesee & Wyoming, Inc. Class A*	166,421
8,670	Genpact Ltd.*	241,806
5,607	Global Payments, Inc.	404,713
11,311	Graphic Packaging Holding Co.	150,210
6,934	Halliburton Co.	286,444
2,339	HCA Holdings, Inc.*	188,570
2,002	HD Supply Holdings, Inc.*	68,629
742	Healthcare Trust of America, Inc. Class A, REIT	21,436
7,017	Herbalife Ltd.*	406,635
786	Highwoods Properties, Inc. REIT	36,730
1,338	Hilton Worldwide Holdings, Inc.	29,503
1,043	HollyFrontier Corp.	37,131
3,019	Honeywell International, Inc.	344,981
725	Host Hotels & Resorts, Inc. REIT	11,470
1,320	HSN, Inc.	70,000
1,992	Huron Consulting Group, Inc.*	110,775
3,661	Illinois Tool Works, Inc.	382,648
613	Illumina, Inc.*	82,749
4,000	Incyte Corp.*	289,080

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 22.2% - (continued)
3,071	Ingersoll-Rand plc	$201,273
699	Ingredion, Inc.	80,448
948	International Flavors & Fragrances, Inc.	113,258
1,756	International Paper Co.	75,982
1,774	Interpublic Group of Cos., Inc.	40,696
4,884	Ironwood Pharmaceuticals, Inc.*	51,038
1,110	J.B. Hunt Transport Services, Inc.	91,997
2,174	Johnson & Johnson	243,662
10,052	JP Morgan Chase & Co.	635,286
506	Kansas City Southern	47,944
964	Kennedy-Wilson Holdings, Inc. REIT	20,832
3,558	Kinder Morgan, Inc.	63,190
4,806	Knight Transportation, Inc.	127,695
7,881	Kroger Co.	278,909
1,429	Lam Research Corp.	109,176
1,404	Las Vegas Sands Corp.	63,391
2,804	Liberty Global plc Class A*	105,795
47,762	Liberty Global plc Series C*	1,748,089
5,404	Liberty Interactive Corp. QVC Group Class A*	141,585
430	LifePoint Health, Inc.*	29,051
5,133	Linear Technology Corp.	228,316
1,198	Lockheed Martin Corp.	278,391
2,937	Louisiana-Pacific Corp.*	49,929
5,775	Lowe’s Cos., Inc.	439,015
396	LTC Properties, Inc. REIT	18,370
4,658	Lumentum Holdings, Inc.*	117,847
1,493	LyondellBasell Industries N.V. Class A	123,426
770	M/A-COM Technology Solutions Holdings, Inc.*	31,485
2,914	Marathon Petroleum Corp.	113,879
737	Martin Marietta Materials, Inc.	124,723
46,760	Maxim Integrated Products, Inc.	1,670,267
2,801	McDonald’s Corp.	354,298
859	McKesson Corp.	144,157
3,441	Medicines Co.*	122,465
5,371	Medtronic plc	425,115
8,732	Merck & Co., Inc.	478,863
3,270	Microchip Technology, Inc.	158,889
5,831	Microsoft Corp.	290,792
1,021	MKS Instruments, Inc.	36,613
877	Mohawk Industries, Inc.*	168,937
10,279	Molson Coors Brewing Co. Class B	982,981
12,707	Mondelez International, Inc. Class A	545,893
3,343	Monsanto Co.	313,172
3,367	Monster Beverage Corp.*	485,589
1,150	Moog, Inc. Class A*	56,189
2,942	Mosaic Co.	82,347
27,170	Motorola Solutions, Inc.	2,042,912
5,015	Mylan N.V.*	209,176
2,114	National CineMedia, Inc.	30,019
2,718	National Instruments Corp.	74,935
2,287	National Oilwell Varco, Inc.	82,423
3,619	NextEra Energy, Inc.	425,522
2,025	NIKE, Inc. Class B	119,354
1,449	Norfolk Southern Corp.	130,569
878	Northrop Grumman Corp.	181,096
1,224	Norwegian Cruise Line Holdings Ltd.*	59,841
1,890	Nucor Corp.	94,084
4,315	OGE Energy Corp.	127,681
3,650	OMNOVA Solutions, Inc.*	26,098

The accompanying notes are an integral part of these financial statements.

92

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 22.2% - (continued)
3,285	Outfront Media, Inc. REIT	$71,252
11,826	Owens Corning	544,824
1,412	Owens-Illinois, Inc.*	26,066
1,043	Packaging Corp. of America	67,670
3,067	Pattern Energy Group, Inc.	64,407
9,118	Patterson-UTI Energy, Inc.	180,080
2,985	PayPal Holdings, Inc.*	116,952
3,806	Pentair plc	221,052
5,514	PepsiCo, Inc.	567,721
1,502	Phillips 66	123,329
1,803	Physicians Realty Trust REIT	32,688
474	Pioneer Natural Resources Co.	78,731
7,184	PNC Financial Services Group, Inc.	630,612
22,059	Post Holdings, Inc.*	1,584,719
507	Priceline Group, Inc.*	681,236
243	PS Business Parks, Inc. REIT	23,270
440	Public Storage REIT	107,716
7,532	Pure Storage, Inc. Class A*	109,591
635	QTS Realty Trust, Inc. Class A, REIT	30,747
121	Raytheon Co.	15,288
871	Regeneron Pharmaceuticals, Inc.*	328,114
1,310	Retail Properties of America, Inc. Class A, REIT	20,947
2,200	Rexford Industrial Realty, Inc. REIT	41,294
962	Rogers Corp.*	55,180
1,906	Salesforce.com, Inc.*	144,475
32,340	Samsonite International S.A.	104,007
3,791	Schlumberger Ltd.	304,569
7,786	Scorpio Bulkers, Inc.*	29,976
141,255	Scorpio Tankers, Inc.	884,256
13,700	SEACOR Holdings, Inc.*	805,149
670	Sempra Energy	69,245
2,925	ServiceNow, Inc.*	209,079
651	Sherwin-Williams Co.	187,039
1,380	Signet Jewelers Ltd.	149,813
720	Simon Property Group, Inc. REIT	144,842
2,204	Skyworks Solutions, Inc.	147,271
920	Southwestern Energy Co.*	12,356
1,767	St. Jude Medical, Inc.	134,645
4,015	Steel Dynamics, Inc.	101,218
1,777	STORE Capital Corp. REIT	45,616
1,510	Stryker Corp.	164,605
300	Sun Communities, Inc. REIT	20,361
3,387	SunEdison Semiconductor Ltd.*	19,475
3,038	SunPower Corp.*	61,185
7,550	Swift Transportation Co.*	125,481
2,520	Team Health Holdings, Inc.*	105,412
488	Teledyne Technologies, Inc.*	45,360
12,417	Tesco Corp.	117,465
1,363	Thermo Fisher Scientific, Inc.	196,613
1,777	Time Warner Cable, Inc.	376,919
5,290	TransUnion*	158,435
8,109	Twenty-First Century Fox, Inc. Class A	245,378
1,085	Twenty-First Century Fox, Inc. Class B	32,680
230	Tyson Foods, Inc. Class A	15,139
2,124	UGI Corp.	85,470
2,535	Ultragenyx Pharmaceutical, Inc.*	171,417
1,188	United Technologies Corp.	123,992
3,129	UnitedHealth Group, Inc.	412,027
3,214	Valero Energy Corp.	189,208

Shares or Principal Amount		Market Value†
COMMON STOCKS - 61.8% - (continued)
	United States - 22.2% - (continued)
1,540	Vantiv, Inc. Class A*	$83,992
5,661	VeriFone Systems, Inc.*	161,112
1,618	Verizon Communications, Inc.	82,421
7,504	Visa, Inc. Class A	579,609
1,050	Vulcan Materials Co.	113,012
2,024	WageWorks, Inc.*	109,013
500	Walgreens Boots Alliance, Inc.	39,640
1,370	Walt Disney Co.	141,466
1,565	Waste Connections, Inc.	105,293
950	WellCare Health Plans, Inc.*	85,491
35,500	Wells Fargo & Co.	1,774,290
415	Welltower, Inc.	28,809
1,656	WESCO International, Inc.*	97,356
457	Westlake Chemical Corp.	22,937
267	WestRock Co.	11,174
1,474	WEX, Inc.*	139,278
904	Workday, Inc. Class A*	67,782
2,091	Wyndham Worldwide Corp.	148,356
20,505	XL Group plc	671,129
20,201	XPO Logistics, Inc.*	608,858
539	Zoetis, Inc.	25,349

		83,706,073

	Total Common Stocks (cost $217,349,215)	$232,745,151

EXCHANGE TRADED FUNDS - 5.7%
	Other Investment Pools & Funds - 5.7%
6,553	Industrial Select Sector SPDR Fund	368,016
22,062	iShares MSCI EAFE ETF	1,289,083
743,320	PowerShares Senior Loan Portfolio	17,163,259
26,400	SPDR Barclays Convertible Securities ETF	1,146,816
6,276	SPDR S&P 500 ETF Trust	1,294,739
4,480	TOPIX Exchange Traded Fund	55,906

	Total Exchange Traded Funds (cost $22,167,087)	$21,317,819

PREFERRED STOCKS - 0.2%
	United States - 0.2%
655	Airbnb, Inc. Series E*(1)(8)(9)	71,598
4,710	Nutanix, Inc.*(1)(8)(9)	75,454
8,725	Pinterest, Inc. Series G*(1)(8)(9)	53,048
8,384	Southwestern Energy Co. Series B	265,689
4,556	Uber Technologies, Inc.*(1)(8)(9)	222,207

	Total Preferred Stocks (cost $658,337)	$687,996

WARRANTS - 0.1%
	British Virgin Islands - 0.0%
69,500	Atlas Mara Ltd. Expires 8/21/17*	$6,950

	China - 0.1%
35,900	Hangzhou Hikvision Digital Technology Co., Ltd. , Expires 1/15/18*	168,690

The accompanying notes are an integral part of these financial statements.

93

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
WARRANTS - 0.1% - (continued)
	Greece - 0.0%
171,372	Alpha Bank A.E. , Expires 12/10/17*	$589

	Total Warrants (cost $490,951)	$176,229

	Total Long-Term Investments (cost $358,122,505)	$370,676,458

SHORT-TERM INVESTMENTS - 6.1%
	Other Investment Pools & Funds - 6.1%
23,181,695	Federated Prime Obligations Fund	$23,181,696

	Total Short-Term Investments (cost $23,181,696)	$23,181,696

Total Investments Excluding Purchased Options (cost $381,304,201)	104.5%	$393,858,154

Total Purchased Options (cost $556,751)	0.1%	$316,419

Total Investments (cost $381,860,952)^	104.6%	$394,174,573
Other Assets and Liabilities	(4.6)%	(17,291,153)

Total Net Assets	100.0%	$376,883,420

The accompanying notes are an integral part of these financial statements.

94

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2016, the Fund invested 0.3% of its total assets in the Subsidiary.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$29,714,627
Unrealized Depreciation	(17,401,008)

Net Unrealized Appreciation	$12,313,621

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $11,065,174, which represents 2.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $20,385,492, which represents 5.4% of total net assets.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	Securities disclosed are interest-only strip.

(7)	Represents or includes a TBA transaction.

(8)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
07/2015	655	Airbnb, Inc. Series E Preferred	$60,977
04/2015	948,010	Mirabela Nickel Ltd.	96,780
08/2014	4,710	Nutanix, Inc. Preferred	63,097
03/2015	8,725	Pinterest, Inc. Series G Preferred	62,638
06/2014	4,556	Uber Technologies, Inc. Preferred	70,677
08/2015	6,185	Zegona Communications plc	11,795

			$365,964

At April 30, 2016, the aggregate value of these securities was $494,019, which represents 0.1% of total net assets.

(9)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $494,019, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

95

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
CBOE SPX Volatility Index	MSC	30.00 USD	05/18/16	USD	22	$418	$3,895	$(3,477)
CBOE SPX Volatility Index	MSC	25.00 USD	06/15/16	USD	46	4,830	6,074	(1,244)
GBP Call/USD Put	BOA	1.50 USD per GBP	07/05/16	GBP	10,718,545	177,162	132,642	44,520
USD Call/INR Put	BNP	68.50 INR per USD	07/22/16	USD	7,369,000	55,002	69,637	(14,635)

Total Calls					18,087,613	$237,412	$212,248	$25,164

Puts
USD Put/CNY Call Option	DEUT	6.15 CNY per USD	11/17/16	USD	18,308,748	$18,034	$120,837	$(102,803)
USD Put/NOK Call Option	BNP	7.72 NOK per USD	11/07/16	USD	2,940,250	42,434	37,724	4,710

Total Puts					21,248,998	$60,468	$158,561	$(98,093)

Total purchased option contracts					39,336,611	$297,880	$370,809	$(72,929)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
Interest Rate Swaption USD	BOA	0.68%	01/24/17	JPY	1,002,640,000	$17,723	$182,114	$(164,391)

Total purchased swaption contracts					1,002,640,000	$17,723	$182,114	$(164,391)

Exchange Traded Option Contracts Outstanding at April 30, 2016
Description	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
SPDR S&P 500 ETF Trust Index Option	140.00 USD	05/20/16	USD	32	$32	$2,145	$(2,113)
SPDR S&P 500 ETF Trust Index Option	160.00 USD	06/17/16	USD	56	784	1,682	(898)

Total Puts				88	$816	$3,827	$(3,011)

Total purchased option contracts				88	$816	$3,827	$(3,011)

Written option contracts:
Calls
iPath S&P 500 Vix Short-Term	30.00 USD	05/20/16	USD	(352)	$(4,576)	$(8,735)	$4,159

Puts
SPDR S&P 500 ETF Trust Index Option	197.00 USD	05/20/16	USD	(82)	$(5,494)	$(17,439)	$11,945
SPDR S&P 500 ETF Trust Index Option	200.00 USD	05/20/16	USD	(37)	(3,700)	(7,694)	3,994
SPDR S&P 500 ETF Trust Index Option	192.00 USD	06/17/16	USD	(56)	(7,225)	(13,158)	5,933
SPDR S&P 500 ETF Trust Index Option	200.00 USD	06/17/16	USD	(37)	(9,620)	(9,532)	(88)
SPDR S&P 500 ETF Trust Index Option	202.00 USD	06/17/16	USD	(37)	(12,099)	(9,869)	(2,230)
SPDR S&P 500 ETF Trust Index Option	160.00 USD	12/16/16	USD	(88)	(19,800)	(78,271)	58,471
SPDR S&P 500 ETF Trust Index Option	170.00 USD	12/16/16	USD	(41)	(13,571)	(31,568)	17,997

Total Puts				(378)	$(71,509)	$(167,531)	$96,022

Total written option contracts				(730)	$(76,085)	$(176,266)	$100,181

The accompanying notes are an integral part of these financial statements.

96

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year Mini JGB Future	70	06/10/2016	$9,943,984	$9,976,974	$32,990
90 Day EUR Future	282	03/19/2018	69,679,370	69,675,150	(4,220)
Australian 10-Year Bond Future	76	06/15/2016	7,501,062	7,549,466	48,404
Australian 3-Year Bond Future	16	06/15/2016	1,361,373	1,363,236	1,863
CAC40 10 Euro Future	92	05/20/2016	4,608,733	4,609,355	622
Euro-BOBL Future	9	06/08/2016	1,350,025	1,348,469	(1,556)
Euro-BTP Future	6	06/08/2016	948,794	947,758	(1,036)
Euro-BUXL 30-Year Bond Future	9	06/08/2016	1,685,343	1,684,736	(607)
Euro-Bund Future	60	06/08/2016	11,188,745	11,121,646	(67,099)
Euro-Oat Future	13	06/08/2016	2,322,324	2,326,479	4,155
Euro-Schatz Future	6	06/08/2016	768,944	767,859	(1,085)
Japan 10-Year Bond Future	1	06/13/2016	1,420,213	1,423,778	3,565
NIKKEI 225 Index Future	2	06/09/2016	326,996	310,150	(16,846)
S&P 500 (E-Mini) Future	69	06/16/2016	8,564,560	8,949,598	385,038
U.S. Treasury 10-Year Ultra Future	1	06/21/2016	140,106	140,562	456
U.S. Treasury 5-Year Note Future	114	06/30/2016	13,662,865	13,784,203	121,338
U.S. Treasury Ultra Long Term Bond Future	34	06/21/2016	5,905,003	5,825,687	(79,316)

Total					$426,666

Short position contracts:
90 Day EUR Future	282	03/18/2019	$69,484,305	$69,495,375	$(11,070)
CBOE VIX Future	15	06/15/2016	270,860	284,625	(13,765)
Canadian Government 10-Year Bond Future	82	06/21/2016	9,284,116	9,094,700	189,416
Hang Seng Index Future	17	05/30/2016	2,328,018	2,285,178	42,840
Long Gilt Future	7	06/28/2016	1,230,761	1,223,276	7,485
Nasdaq 100 E-MINI	26	06/17/2016	2,223,683	2,252,380	(28,697)
Nikkei 225 Future	38	06/09/2016	3,160,497	3,025,750	134,747
S&P 500 (E-Mini) Future	172	06/17/2016	17,402,267	17,708,260	(305,993)
SPI 200 Future	49	06/16/2016	4,833,082	4,872,303	(39,221)
U.S. Treasury 10-Year Note Future	31	06/21/2016	4,056,544	4,031,938	24,606
U.S. Treasury 2-Year Note Future	21	06/30/2016	4,584,182	4,591,125	(6,943)
U.S. Treasury Long Bond Future	1	06/21/2016	165,835	163,312	2,523

Total					$(4,072)

Total futures contracts					$422,594

TBA Sale Commitments Outstanding at April 30, 2016

Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 3.00%	$1,260,000	05/01/2031	$(1,316,093)	$(1,213)
FNMA, 3.00%	1,000,000	05/01/2046	(1,025,117)	938
FNMA, 3.50%	13,806,000	05/01/2046	(14,468,259)	(32,738)
FNMA, 4.00%	1,700,000	05/01/2046	(1,816,045)	(615)
FNMA, 4.50%	400,000	05/01/2046	(435,516)	(859)
GNMA, 3.50%	3,975,000	05/01/2046	(4,198,439)	(701)
GNMA, 5.00%	300,000	05/01/2046	(330,668)	4

Total (proceeds $23,554,953)			$(23,590,137)	$(35,184)

At April 30, 2016, the aggregate market value of these securities represents (6.3)% of total net assets.

The accompanying notes are an integral part of these financial statements.

97

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Sell protection:
CDX.EMS.24	GSC	USD	10,350,000	1.00%	06/20/21	$—	$(920,430)	$(857,730)	$62,700
CDX.EMS.24	BCLY	USD	2,200,000	1.00%	06/20/21	—	(205,053)	(182,320)	22,733

Total						$—	$(1,125,483)	$(1,040,050)	$85,433

Total traded indices						$—	$(1,125,483)	$(1,040,050)	$85,433

Credit default swaps on single-name issues:
Buy protection:
AllState Corp.	GSC	USD	200,000	(1.00%)/0.35%	12/20/20	$—	$(7,019)	$(6,161)	$858
AllState Corp.	GSC	USD	135,000	(1.00%)/0.35%	12/20/20	—	(5,002)	(4,158)	844
AllState Corp.	GSC	USD	65,000	(1.00%)/0.35%	12/20/20	—	(2,242)	(2,002)	240
AllState Corp.	GSC	USD	65,000	(1.00%)/0.35%	12/20/20	—	(2,237)	(2,002)	235
AllState Corp.	GSC	USD	65,000	(1.00%)/0.35%	12/20/20	—	(2,067)	(2,003)	64
AllState Corp.	GSC	USD	135,000	(1.00%)/0.35%	12/20/20	—	(4,427)	(4,499)	(72)
AllState Corp.	MSC	USD	280,000	(1.00%)/0.38%	06/20/21	—	(9,537)	(8,979)	558
AllState Corp.	MSC	USD	190,000	(1.00%)/0.38%	06/20/21	—	(6,465)	(6,093)	372
AllState Corp.	MSC	USD	190,000	(1.00%)/0.38%	06/20/21	—	(6,457)	(6,093)	364
Spain Kingdom	GSC	USD	350,000	(1.00%)/0.90%	03/20/21	80	—	(2,100)	(2,180)

Total						$80	$(45,453)	$(44,090)	$1,283

Total single-name issues						$80	$(45,453)	$(44,090)	$1,283

Total OTC contracts						$80	$(1,170,936)	$(1,084,140)	$86,716

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016

Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	2,650,000	(5.00%)	06/20/21	$(73,563)	$(85,236)	$(11,673)
CDX.NA.HY.26	USD	7,875,000	(1.00%)	06/20/21	(77,730)	(90,924)	(13,194)

Total					$(151,293)	$(176,160)	$(24,867)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

98

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
GSC	6M CHF LIBOR	0.23% Fixed	CHF	1,715,000	12/16/25	$—	$—	$63,365	$63,365
GSC	6M CHF LIBOR	0.71% Fixed	CHF	1,715,000	12/16/25	—	—	4,742	4,742
JPM	6M CHF LIBOR	0.71% Fixed	CHF	465,000	12/16/25	—	—	1,277	1,277
JPM	6M CHF LIBOR	0.11% Fixed	CHF	6,750,000	03/16/26	—	—	150,380	150,380
JPM	6M CHF LIBOR	0.67% Fixed	CHF	6,750,000	03/16/26	—	—	5,861	5,861

Total						$—	$—	$225,625	$225,625

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
AK Holdings, Inc.	GSC	USD	62,616	(1M LIBOR + 0.55%)	10/31/16	$—	$—	$470	$470
AK Holdings, Inc.	GSC	USD	4,652	(1M LIBOR + 0.55%)	01/31/17	—	—	35	35
Alliance Resource Partners	GSC	USD	33,428	1M LIBOR - 2.50%	09/30/16	—	—	—	0
Alliance Resource Partners	GSC	USD	33,914	1M LIBOR - 2.50%	09/30/16	—	—	—	0
Alliance Resource Partners	GSC	USD	28,906	1M LIBOR - 2.50%	09/30/16	—	—	—	0
Alliance Resource Partners	GSC	USD	17,653	1M LIBOR - 2.50%	09/30/16	—	—	—	0
CJ O Shopping Co., Ltd.	GSC	USD	516,231	(1M LIBOR + 0.55%)	08/31/16	—	—	3,874	3,874
CJ O Shopping Co., Ltd.	GSC	USD	111,044	(1M LIBOR + 0.55%)	08/31/16	—	—	833	833
CJ O Shopping Co., Ltd.	GSC	USD	4,177	(1M LIBOR + 0.55%)	08/31/16	—	—	31	31
CJ O Shopping Co., Ltd.	GSC	USD	46,993	(1M LIBOR + 0.55%)	01/31/17	—	—	353	353
CKH Food & Health Ltd.	GSC	USD	79,604	(1M LIBOR + 0.55%)	10/31/16	—	—	597	597
CKH Food & Health Ltd.	GSC	USD	15,272	(1M LIBOR + 0.55%)	10/31/16	—	—	115	115
CKH Food & Health Ltd.	GSC	USD	7,070	(1M LIBOR + 0.55%)	01/31/17	—	—	53	53
Daesang Corp.	GSC	USD	442,696	(1M LIBOR + 0.55%)	10/31/16	—	—	3,322	3,322
Daesang Corp.	GSC	USD	32,986	(1M LIBOR + 0.55%)	01/31/17	—	—	248	248
E-Mart Co., Ltd.	GSC	USD	545,249	(1M LIBOR + 0.55%)	10/31/16	—	—	4,092	4,092
E-Mart Co., Ltd.	GSC	USD	35,167	(1M LIBOR + 0.55%)	10/31/16	—	—	264	264
E-Mart Co., Ltd.	GSC	USD	43,319	(1M LIBOR + 0.55%)	01/31/17	—	—	325	325
GS Home Shopping Inc.	GSC	USD	379,624	(1M LIBOR + 0.55%)	10/31/16	—	—	2,849	2,849
GS Home Shopping Inc.	GSC	USD	21,537	(1M LIBOR + 0.55%)	10/31/16	—	—	162	162
GS Home Shopping Inc.	GSC	USD	29,894	(1M LIBOR + 0.55%)	01/31/17	—	—	224	224
GS W Custom Retail	GSC	USD	4,895,659	1M LIBOR - 0.75%	09/30/16	—	—	—	0
GS W Custom Retail	GSC	USD	569,812	1M LIBOR - 0.75%	09/30/16	—	—	—	0
GSGLWIIN	GSC	USD	1,579,248	1M LIBOR - 0.40%	04/28/17	—	—	300	300
GSGLWIIN	GSC	USD	1,597,439	1M LIBOR - 0.40%	04/28/17	—	—	304	304
GSGLWIIN	GSC	USD	1,558,428	1M LIBOR - 0.40%	04/28/17	—	—	296	296
Hyundai Home Shopping Network	GSC	USD	161,184	(1M LIBOR + 0.55%)	10/31/16	—	—	1,210	1,210
Hyundai Home Shopping Network	GSC	USD	47,215	(1M LIBOR + 0.55%)	10/31/16	—	—	354	354
Hyundai Home Shopping Network	GSC	USD	38,261	(1M LIBOR + 0.55%)	10/31/16	—	—	287	287
Hyundai Home Shopping Network	GSC	USD	18,375	(1M LIBOR + 0.55%)	01/31/17	—	—	138	138
Hyundai Mobis Co., Ltd.	GSC	USD	75,340	(1M LIBOR + 0.55%)	11/30/16	—	—	565	565
Hyundai Mobis Co., Ltd.	GSC	USD	18,835	(1M LIBOR + 0.55%)	11/30/16	—	—	141	141
Hyundai Mobis Co., Ltd.	GSC	USD	39,258	(1M LIBOR + 0.55%)	12/30/16	—	—	295	295
Hyundai Mobis Co., Ltd.	GSC	USD	19,289	(1M LIBOR + 0.55%)	12/30/16	—	—	145	145
Hyundai Mobis Co., Ltd.	GSC	USD	11,346	(1M LIBOR + 0.55%)	01/31/17	—	—	85	85
Hyundai Wia Corp.	GSC	USD	29,200	(1M LIBOR + 0.55%)	11/30/16	—	—	219	219
Hyundai Wia Corp.	GSC	USD	23,562	(1M LIBOR + 0.55%)	11/30/16	—	—	177	177
Hyundai Wia Corp.	GSC	USD	38,541	(1M LIBOR + 0.55%)	12/30/16	—	—	289	289
Hyundai Wia Corp.	GSC	USD	22,468	(1M LIBOR + 0.55%)	12/30/16	—	—	169	169
Hyundai Wia Corp.	GSC	USD	16,073	(1M LIBOR + 0.55%)	12/30/16	—	—	121	121
Hyundai Wia Corp.	GSC	USD	9,677	(1M LIBOR + 0.55%)	01/31/17	—	—	73	73
iPath S&P 500 VIX	DEUT	USD	221,140	1M LIBOR - 2.65%	09/13/16	—	—	4,757	4,757
iPath S&P 500 VIX	DEUT	USD	159,186	1M LIBOR - 2.65%	09/13/16	—	—	3,424	3,424
iPath S&P 500 VIX	DEUT	USD	4,248	1M LIBOR - 2.65%	09/13/16	—	—	91	91
iPath S&P 500 VIX	DEUT	USD	152,512	1M LIBOR - 2.65%	10/13/16	—	—	3,281	3,281

The accompanying notes are an integral part of these financial statements.

99

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
iPath S&P 500 VIX	DEUT	USD	71,225	1M LIBOR - 2.65%	10/13/16	$—	$—	$1,532	$1,532
iPath S&P 500 VIX	MSC	USD	22,035	1M LIBOR - 2.87%	12/15/16	—	—	156	156
iPath S&P 500 VIX	MSC	USD	59,719	1M LIBOR - 2.87%	12/16/16	—	—	(3,612)	(3,612)
iPath S&P 500 VIX	MSC	USD	13,390	1M LIBOR - 2.87%	12/28/16	—	—	(461)	(461)
iPath S&P 500 VIX	DEUT	USD	65,486	1M LIBOR - 2.65%	01/12/17	—	—	4,696	4,696
iPath S&P 500 VIX	MSC	USD	21,657	1M LIBOR - 3.00%	03/01/17	—	—	888	888
iPath S&P 500 VIX	MSC	USD	14,268	1M LIBOR - 3.00%	03/01/17	—	—	585	585
iPath S&P 500 VIX	MSC	USD	2,106	1M LIBOR - 2.87%	03/01/17	—	—	36	36
iPath S&P 500 VIX	MSC	USD	34,293	1M LIBOR - 3.00%	03/03/17	—	—	1,407	1,407
iPath S&P 500 VIX	MSC	USD	33,982	1M LIBOR - 3.00%	03/06/17	—	—	1,113	1,113
iPath S&P 500 VIX	MSC	USD	63,206	1M LIBOR - 3.00%	03/21/17	—	—	(1,657)	(1,657)
iPath S&P 500 VIX	MSC	USD	24,367	1M LIBOR - 3.00%	03/22/17	—	—	(1,248)	(1,248)
iPath S&P 500 VIX	MSC	USD	190,359	1M LIBOR - 3.00%	03/22/17	—	—	(9,750)	(9,750)
iPath S&P 500 VIX	MSC	USD	103,197	1M LIBOR - 3.00%	03/31/17	—	—	(123)	(123)
iPath S&P 500 VIX	MSC	USD	460,818	1M LIBOR - 3.00%	04/27/17	—	—	(46,320)	(46,320)
Kangwon Land, Inc.	GSC	USD	628,706	(1M LIBOR + 0.55%)	10/31/16	—	—	4,718	4,718
Kangwon Land, Inc.	GSC	USD	132,340	(1M LIBOR + 0.55%)	10/31/16	—	—	993	993
Kangwon Land, Inc.	GSC	USD	56,696	(1M LIBOR + 0.55%)	01/31/17	—	—	425	425
Kia Motors Corp.	GSC	USD	1,919	(1M LIBOR + 0.55%)	11/30/16	—	—	14	14
Kia Motors Corp.	GSC	USD	158,561	(1M LIBOR + 0.55%)	12/30/16	—	—	1,190	1,190
Kia Motors Corp.	GSC	USD	62,423	(1M LIBOR + 0.55%)	12/30/16	—	—	468	468
Kia Motors Corp.	GSC	USD	57,165	(1M LIBOR + 0.55%)	12/30/16	—	—	429	429
Kia Motors Corp.	GSC	USD	12,894	(1M LIBOR + 0.55%)	12/30/16	—	—	97	97
Kia Motors Corp.	GSC	USD	21,823	(1M LIBOR + 0.55%)	01/31/17	—	—	164	164
Kolon Industries, Inc.	GSC	USD	573,534	(1M LIBOR + 0.55%)	10/31/16	—	—	4,304	4,304
Kolon Industries, Inc.	GSC	USD	13,761	(1M LIBOR + 0.55%)	10/31/16	—	—	103	103
Kolon Industries, Inc.	GSC	USD	43,781	(1M LIBOR + 0.55%)	01/31/17	—	—	329	329
Korea Zinc Co., Ltd.	GSC	USD	473,076	(1M LIBOR + 0.55%)	10/31/16	—	—	3,550	3,550
Korea Zinc Co., Ltd.	GSC	USD	93,234	(1M LIBOR + 0.55%)	10/31/16	—	—	700	700
Korea Zinc Co., Ltd.	GSC	USD	42,301	(1M LIBOR + 0.55%)	01/31/17	—	—	317	317
KT Skylife Co., Ltd.	GSC	USD	275,426	(1M LIBOR + 0.55%)	10/31/16	—	—	2,067	2,067
KT Skylife Co., Ltd.	GSC	USD	46,937	(1M LIBOR + 0.55%)	10/31/16	—	—	352	352
KT Skylife Co., Ltd.	GSC	USD	24,019	(1M LIBOR + 0.55%)	01/31/17	—	—	180	180
LF Corp.	GSC	USD	128,913	(1M LIBOR + 0.55%)	10/31/16	—	—	967	967
LF Corp.	GSC	USD	48,541	(1M LIBOR + 0.55%)	10/31/16	—	—	364	364
LF Corp.	GSC	USD	16,308	(1M LIBOR + 0.55%)	10/31/16	—	—	122	122
LF Corp.	GSC	USD	13,077	(1M LIBOR + 0.55%)	10/31/16	—	—	98	98
LF Corp.	GSC	USD	12,225	(1M LIBOR + 0.55%)	10/31/16	—	—	92	92
LF Corp.	GSC	USD	10,498	(1M LIBOR + 0.55%)	10/31/16	—	—	79	79
LF Corp.	GSC	USD	8,344	(1M LIBOR + 0.55%)	10/31/16	—	—	63	63
LF Corp.	GSC	USD	5,765	(1M LIBOR + 0.55%)	10/31/16	—	—	43	43
LF Corp.	GSC	USD	3,791	(1M LIBOR + 0.55%)	10/31/16	—	—	28	28
LF Corp.	GSC	USD	18,439	(1M LIBOR + 0.55%)	01/31/17	—	—	138	138
LG Corp.	GSC	USD	675,809	(1M LIBOR + 0.55%)	10/31/16	—	—	5,071	5,071
LG Corp.	GSC	USD	34,704	(1M LIBOR + 0.55%)	10/31/16	—	—	260	260
LG Corp.	GSC	USD	52,916	(1M LIBOR + 0.55%)	01/31/17	—	—	397	397
MSCI Daily TR Net Emerging Markets Chile	GSC	USD	613,393	1M LIBOR - 0.12%	02/28/17	—	—	2	2
MSCI Daily TR Net Emerging Markets Chile	GSC	USD	776,789	(1M LIBOR + 0.12%)	02/28/17	—	—	2	2
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	878,325	1M LIBOR - 0.20%	05/31/16	—	—	—	0
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	1,346,640	1M LIBOR - 0.20%	10/31/16	—	—	—	0
MSCI Daily TR Gross Emerging Markets South Africa	DEUT	USD	402,487	1M LIBOR - 0.20%	10/31/16	—	—	—	0
MSCI Daily TR World Gross Utilities Sector	GSC	USD	1,881,674	(1M LIBOR + 0.43%)	04/28/17	—	—	(16)	(16)
NS Shopping Co., Ltd.	GSC	USD	108,454	(1M LIBOR + 0.55%)	10/31/16	—	—	814	814
NS Shopping Co., Ltd.	GSC	USD	27,702	(1M LIBOR + 0.55%)	10/31/16	—	—	208	208
NS Shopping Co., Ltd.	GSC	USD	9,800	(1M LIBOR + 0.55%)	10/31/16	—	—	74	74
NS Shopping Co., Ltd.	GSC	USD	5,749	(1M LIBOR + 0.55%)	10/31/16	—	—	43	43
NS Shopping Co., Ltd.	GSC	USD	5,357	(1M LIBOR + 0.55%)	10/31/16	—	—	40	40
NS Shopping Co., Ltd.	GSC	USD	3,789	(1M LIBOR + 0.55%)	10/31/16	—	—	28	28

The accompanying notes are an integral part of these financial statements.

100

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
NS Shopping Co., Ltd.	GSC	USD	3,136	(1M LIBOR + 0.55%)	10/31/16	$—	$—	$24	$24
NS Shopping Co., Ltd.	GSC	USD	12,283	(1M LIBOR + 0.55%)	01/31/17	—	—	92	92
SK Hynix, Inc.	GSC	USD	128,054	(1M LIBOR + 0.55%)	11/30/16	—	—	961	961
SK Hynix, Inc.	GSC	USD	67,705	(1M LIBOR + 0.55%)	12/30/16	—	—	508	508
SK Hynix, Inc.	GSC	USD	48,088	(1M LIBOR + 0.55%)	12/30/16	—	—	361	361
SK Hynix, Inc.	GSC	USD	39,309	(1M LIBOR + 0.55%)	12/30/16	—	—	295	295
SK Hynix, Inc.	GSC	USD	16,234	(1M LIBOR + 0.55%)	12/30/16	—	—	122	122
SK Hynix, Inc.	GSC	USD	22,315	(1M LIBOR + 0.55%)	01/31/17	—	—	167	167
SK Telecom Co., Ltd.	GSC	USD	408,249	(1M LIBOR + 0.55%)	10/31/16	—	—	3,063	3,063
SK Telecom Co., Ltd.	GSC	USD	89,725	(1M LIBOR + 0.55%)	10/31/16	—	—	673	673
SK Telecom Co., Ltd.	GSC	USD	37,146	(1M LIBOR + 0.55%)	01/31/17	—	—	279	279
SK Telecom Co., Ltd.	GSC	USD	8,650	(1M LIBOR + 0.55%)	01/31/17	—	—	65	65
SKC Co., Ltd.	GSC	USD	182,944	(1M LIBOR + 0.55%)	10/31/16	—	—	1,373	1,373
SKC Co., Ltd.	GSC	USD	27,929	(1M LIBOR + 0.55%)	10/31/16	—	—	210	210
SKC Co., Ltd.	GSC	USD	15,712	(1M LIBOR + 0.55%)	01/31/17	—	—	118	118
Taekwang Industry Co., Ltd.	GSC	USD	51,901	(1M LIBOR + 0.55%)	12/30/16	—	—	389	389
Taekwang Industry Co., Ltd.	GSC	USD	18,165	(1M LIBOR + 0.55%)	12/30/16	—	—	136	136
Taekwang Industry Co., Ltd.	GSC	USD	15,570	(1M LIBOR + 0.55%)	12/30/16	—	—	117	117
Taekwang Industry Co., Ltd.	GSC	USD	11,245	(1M LIBOR + 0.55%)	12/30/16	—	—	84	84
Taekwang Industry Co., Ltd.	GSC	USD	8,650	(1M LIBOR + 0.55%)	12/30/16	—	—	65	65
Taekwang Industry Co., Ltd.	GSC	USD	7,785	(1M LIBOR + 0.55%)	12/30/16	—	—	58	58
Taekwang Industry Co., Ltd.	GSC	USD	5,208	(1M LIBOR + 0.55%)	12/30/16	—	—	21	21
VelocityShares Daily Inverse	MSC	USD	51,313	1M LIBOR - 2.87%	10/30/16	—	—	—	0
VelocityShares Daily Inverse	JPM	USD	3,822	1M LIBOR - 2.00%	12/12/16	—	—	(236)	(236)
VelocityShares Daily Inverse	JPM	USD	55,840	1M LIBOR - 2.00%	12/14/16	—	—	(473)	(473)
VelocityShares Daily Inverse	JPM	USD	40,083	1M LIBOR - 3.00%	01/04/17	—	—	(418)	(418)
VelocityShares Daily Inverse	JPM	USD	264,592	1M LIBOR - 3.00%	01/07/17	—	—	(25,849)	(25,849)
VelocityShares Daily Inverse	JPM	USD	199,935	1M LIBOR - 3.00%	01/11/17	—	—	(19,532)	(19,532)
VelocityShares Daily Inverse	DEUT	USD	216,367	1M LIBOR - 2.95%	01/12/17	—	—	(13,336)	(13,336)
VelocityShares Daily Inverse	DEUT	USD	590,903	1M LIBOR - 2.95%	01/12/17	—	—	(36,422)	(36,422)
VelocityShares Daily Inverse	DEUT	USD	92,697	1M LIBOR - 2.95%	01/13/17	—	—	(5,714)	(5,714)
VelocityShares Daily Inverse	MSC	USD	16,578	1M LIBOR - 3.00%	03/01/17	—	—	268	268
VelocityShares Daily Inverse	MSC	USD	113,804	1M LIBOR - 3.00%	03/31/17	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,926	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,193	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,193	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,193	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	3,682	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	8,510	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	6,506	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	2,366	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	8,338	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	8,147	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	8,338	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	7,613	(1M LIBOR + 0.75%)	11/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	744	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	9,712	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	3,034	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	9,464	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	9,464	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	11,372	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	3,415	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	649	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	10,246	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	9,483	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	9,216	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	4,350	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0
Viper Energy Partners LP	BOA	USD	5,228	(1M LIBOR + 0.75%)	12/30/16	—	—	—	0

The accompanying notes are an integral part of these financial statements.

101

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Viper Energy Partners LP	BOA	USD	5,838	(1M LIBOR + 0.75%)	12/30/16	$—	$—	$—	$0

Total						$—	$—	$(81,404)	$(81,404)

Foreign Currency Contracts Outstanding at April 30, 2016

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	RBC	$17,445	$17,466	$21
AUD	Buy	05/31/16	HSBC	2,096,755	2,060,957	(35,798)
AUD	Buy	05/31/16	NAB	2,098,898	2,061,716	(37,182)
AUD	Buy	05/31/16	GSC	4,199,969	4,123,433	(76,536)
AUD	Sell	05/31/16	GSC	3,650,802	3,584,273	66,529
AUD	Sell	05/31/16	NAB	1,824,457	1,792,137	32,320
AUD	Sell	05/31/16	HSBC	1,823,265	1,792,136	31,129
BRL	Buy	05/03/16	MSC	1,611,227	1,747,368	136,141
BRL	Buy	05/03/16	BOA	1,698,447	1,702,348	3,901
BRL	Buy	06/02/16	MSC	43,537	44,583	1,046
BRL	Sell	05/03/16	MSC	43,916	45,021	(1,105)
BRL	Sell	05/03/16	MSC	1,698,447	1,702,348	(3,901)
BRL	Sell	05/03/16	BOA	1,572,157	1,702,348	(130,191)
CAD	Buy	05/31/16	SSG	11,489,914	11,570,986	81,072
CAD	Sell	05/31/16	SSG	1,527,451	1,538,229	(10,778)
CHF	Buy	05/31/16	JPM	4,118,041	4,185,498	67,457
CHF	Sell	05/31/16	JPM	8,762,904	8,906,448	(143,544)
CLP	Buy	05/31/16	CIB	1,293,873	1,308,021	14,148
CNH	Buy	05/16/16	JPM	2,419,637	2,426,139	6,502
CNH	Sell	05/16/16	RBS	143,117	145,442	(2,325)
CNH	Sell	05/16/16	RBS	254,471	258,683	(4,212)
CNH	Sell	05/16/16	RBS	398,088	404,126	(6,038)
CNH	Sell	05/16/16	SCB	794,371	808,867	(14,496)
CNH	Sell	05/16/16	HSBC	793,862	809,021	(15,159)
CNH	Sell	06/13/16	JPM	801,799	809,230	(7,431)
CNH	Sell	06/29/16	HSBC	398,535	401,624	(3,089)
CNH	Sell	06/29/16	HSBC	398,474	401,623	(3,149)
CNH	Sell	07/29/16	JPM	209,512	210,346	(834)
CNH	Sell	08/03/16	JPM	73,898	73,987	(89)
CNY	Buy	05/16/16	HSBC	799,274	814,308	15,034
CNY	Buy	05/16/16	SCB	799,516	814,308	14,792
CNY	Buy	05/16/16	RBS	401,093	407,154	6,061
CNY	Buy	05/16/16	RBS	256,367	260,596	4,229
CNY	Buy	05/16/16	RBS	144,222	146,557	2,335
CNY	Buy	06/13/16	JPM	800,426	809,138	8,712
CNY	Buy	06/29/16	HSBC	398,173	402,344	4,171
CNY	Buy	06/29/16	HSBC	398,386	402,498	4,112
CNY	Buy	07/29/16	JPM	200,519	201,814	1,295
CNY	Buy	08/03/16	JPM	70,581	70,849	268
CNY	Sell	05/16/16	JPM	2,438,394	2,442,923	(4,529)
CNY	Sell	05/31/16	HSBC	5,476,428	5,497,894	(21,466)
CNY	Sell	05/31/16	BOA	5,475,840	5,497,894	(22,054)
COP	Buy	05/31/16	GSC	1,798,518	1,865,225	66,707
DKK	Buy	05/31/16	JPM	4,034,471	4,096,626	62,155
EUR	Buy	05/31/16	SGG	443,283	448,114	4,831
EUR	Sell	05/31/16	RBS	63,047	63,034	13
EUR	Sell	05/31/16	RBS	214,974	218,900	(3,926)
EUR	Sell	05/31/16	SSG	51,269,865	52,009,821	(739,956)
GBP	Buy	05/31/16	CBK	2,773,180	2,786,624	13,444

The accompanying notes are an integral part of these financial statements.

102

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
GBP	Sell	05/31/16	RBS	$14,651	$14,613	$38
GBP	Sell	05/31/16	CBK	4,234,662	4,255,191	(20,529)
HKD	Buy	01/25/17	BOA	10,832,581	10,829,128	(3,453)
HKD	Sell	01/25/17	JPM	4,781,190	4,836,198	(55,008)
HKD	Sell	01/25/17	SCB	6,660,146	6,760,646	(100,500)
IDR	Buy	05/31/16	UBS	331,055	330,959	(96)
ILS	Sell	05/31/16	JPM	911,229	918,109	(6,880)
INR	Sell	05/31/16	BCLY	2,824,952	2,835,218	(10,266)
INR	Sell	05/31/16	BCLY	2,822,844	2,835,218	(12,374)
INR	Sell	05/31/16	SSG	7,958,302	7,991,398	(33,096)
INR	Sell	06/15/16	MSC	821,549	818,633	2,916
JPY	Sell	05/31/16	TDB	29,463,130	30,828,334	(1,365,204)
KRW	Sell	05/31/16	SCB	3,014,246	3,027,600	(13,354)
KRW	Sell	05/31/16	BNP	3,514,318	3,532,199	(17,881)
KRW	Sell	05/31/16	GSC	3,513,859	3,532,200	(18,341)
MXN	Buy	05/31/16	GSC	1,401,527	1,436,250	34,723
MXN	Sell	05/31/16	GSC	5,534,521	5,671,638	(137,117)
MYR	Sell	05/27/16	HSBC	383,267	382,584	683
NOK	Buy	05/31/16	JPM	9,597,527	9,774,267	176,740
NZD	Sell	05/31/16	BNP	4,545,404	4,604,910	(59,506)
PEN	Buy	05/31/16	SCB	347,404	347,146	(258)
PLN	Buy	05/31/16	CBK	323,804	330,922	7,118
SEK	Buy	05/31/16	JPM	12,158,970	12,309,582	150,612
SEK	Sell	05/31/16	JPM	515,936	522,327	(6,391)
SGD	Buy	05/31/16	JPM	1,499,151	1,508,161	9,010
THB	Sell	05/31/16	JPM	1,329,405	1,339,236	(9,831)
TRY	Sell	05/31/16	GSC	2,540,424	2,583,934	(43,510)
TWD	Sell	05/31/16	CBK	3,107,688	3,115,543	(7,855)
ZAR	Buy	05/31/16	CBK	533,559	542,280	8,721

Total						$(2,170,252)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

103

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	South Korean Won
MUR	Mauritian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
ZAR	South African Rand

Index Abbreviations:
CBOE	Chicago Board Options Exchange
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
MSCI	Morgan Stanley Capital International
S&P	Standard & Poors
SPI	Share Price Index
SPX	Standard and Poor’s 500 Index

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

104

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$21,985,390	$—	$21,985,390	$—
Corporate Bonds	13,950,269	—	13,950,269	—
Foreign Government Obligations	29,803,583	—	29,803,583	—
U.S. Government Agencies	34,411,678	—	34,411,678	—
U.S. Government Securities	15,598,343	—	15,598,343	—
Common Stocks
Argentina	57,488	57,488	—	—
Australia	3,197,830	1,353,260	1,784,742	59,828
Austria	966,230	—	966,230	—
Belgium	778,534	171,120	607,414	—
Brazil	244,323	244,323	—	—
British Virgin Islands	398,623	398,623	—	—
Canada	6,359,317	6,359,317	—	—
Cayman Islands	114,066	—	114,066	—
Chile	11,040	11,040	—	—
China	9,923,643	4,464,673	5,458,970	—
Denmark	731,000	80,688	650,312	—
Egypt	622,872	—	622,872	—
Finland	103,737	—	103,737	—
France	8,500,194	673,261	7,826,933	—
Germany	5,391,962	—	5,391,962	—
Greece	4,763,958	1,123,707	3,640,251	—
Hong Kong	3,263,801	97,663	3,166,138	—
India	17,043,794	213,465	16,830,329	—
Indonesia	650,237	380,938	269,299	—
Ireland	5,975,203	2,397,263	3,577,940	—
Israel	2,379,130	966,530	1,412,600	—
Italy	2,916,711	—	2,916,711	—
Japan	25,647,574	106,255	25,541,319	—
Jersey	1,768,805	1,768,805	—	—
Kenya	37,168	—	37,168	—
Luxembourg	1,469,029	1,149,114	319,915	—
Malaysia	229,805	23,317	206,488	—
Mauritius	661,622	661,622	—	—
Mexico	98,999	98,999	—	—
Monaco	59,592	59,592	—	—
Netherlands	5,697,397	903,968	4,793,429	—
New Zealand	20,463	20,463	—	—
Norway	747,315	—	747,315	—
Peru	235,074	235,074	—	—
Romania	229,735	229,735	—	—
Singapore	3,415,981	51,012	3,364,969	—
South Africa	86,007	—	86,007	—
South Korea	5,182,055	—	5,182,055	—
Spain	788,694	21,595	767,099	—
Sweden	366,863	—	366,863	—
Switzerland	3,779,786	373,412	3,406,374	—
Taiwan	10,779,211	490,763	10,288,448	—
Thailand	1,278,773	1,278,773	—	—
United Arab Emirates	29,100	—	29,100	—
United Kingdom	12,036,337	3,806,762	8,217,691	11,884
United States	83,706,073	82,274,849	1,431,224	—
Exchange Traded Funds	21,317,819	21,261,913	55,906	—
Preferred Stocks	687,996	265,689	—	422,307
Warrants	176,229	7,539	168,690	—
Short-Term Investments	23,181,696	23,181,696	—	—
Purchased Options	316,419	6,064	310,355	—
Foreign Currency Contracts(2)	1,038,986	—	1,038,986	—

The accompanying notes are an integral part of these financial statements.

105

The Hartford Global All-Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

	Total	Level 1(1)	Level 2(1)	Level 3
Futures Contracts(2)	$1,000,048	$1,000,048	$—	$—
Swaps - Credit Default(2)	88,968	—	88,968	—
Swaps - Interest Rate(2)	225,625	—	225,625	—
Swaps - Total Return(2)	83,763	—	83,763	—

Total	$396,611,963	$158,270,418	$237,847,526	$494,019

Liabilities
Foreign Currency Contracts(2)	$(3,209,238)	$—	$(3,209,238)	$—
Futures Contracts(2)	(577,454)	(577,454)	—	—
Swaps - Credit Default(2)	(27,119)	—	(27,119)	—
Swaps - Total Return(2)	(165,167)	—	(165,167)	—
TBA Sale Commitments	(23,590,137)	—	(23,590,137)	—
Written Options	(76,085)	(76,085)	—	—

Total	$(27,645,200)	$(653,539)	$(26,991,661)	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $3,906,247 were transferred from Level 1 to Level 2, and investments valued at $2,858,148 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Preferred Stocks	Total
Beginning balance	$294,220	$118,589	$358,567	$771,376
Purchases	—	1,405	—	1,405
Sales	—	(39,288)	—	(39,288)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	(47,035)	—	(47,035)
Net change in unrealized appreciation/depreciation	—	26,053	63,740	89,793
Transfers into Level 3(1)	—	11,988	—	11,988
Transfers out of Level 3(1)	(294,220)	—	—	(294,220)

Ending balance	$—	$71,712	$422,307	$494,019

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $65,949.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

106

The Hartford Growth Allocation Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Funds - 2.7%
2,399,874	Hartford Real Total Return Fund*	$20,254,934

	Total Alternative Funds (cost $24,654,369)	20,254,934

	Domestic Equity Funds - 57.4%
5,143,468	Hartford Core Equity Fund	122,105,938
6,535,292	Hartford Small Cap Core Fund	76,266,855
4,332,294	The Hartford Equity Income Fund	76,594,965
1,744,058	The Hartford Growth Opportunities Fund	68,872,840
3,291,658	The Hartford MidCap Fund	91,442,254

	Total Domestic Equity Funds (cost $436,740,251)	435,282,852

	International/Global Equity Funds - 22.2%
6,669,052	The Hartford International Opportunities Fund	99,435,560
4,876,029	The Hartford International Small Company Fund	68,752,011

	Total International/Global Equity Funds (cost $169,429,352)	168,187,571

	Multi-Strategy Funds - 4.0%
3,001,367	The Hartford Global All-Asset Fund	30,703,989

	Total Multi-Strategy Funds (cost $29,893,639)	30,703,989

	Taxable Fixed Income Funds - 13.8%
2,829,709	The Hartford Quality Bond Fund	29,146,003
1,507,378	The Hartford Short Duration Fund	14,802,456
3,601,681	The Hartford Strategic Income Fund	30,830,389
2,858,801	The Hartford World Bond Fund	29,474,241

	Total Taxable Fixed Income Funds (cost $103,569,729)	104,253,089

	Total Affiliated Investment Companies (cost $764,287,340)	$758,682,435

	Total Long-Term Investments (cost $764,287,340)	$758,682,435

Total Investments (cost $764,287,340)^	100.1%	$758,682,435
Other Assets and Liabilities	(0.1)%	(562,462)

Total Net Assets	100.0%	$758,119,973

The accompanying notes are an integral part of these financial statements.

107

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$6,332,564
Unrealized Depreciation	(11,937,469)

Net Unrealized Depreciation	$(5,604,905)

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

108

The Hartford Growth Allocation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$758,682,435	$758,682,435	$—	$—

Total	$758,682,435	$758,682,435	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

109

Hartford Moderate Allocation Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 100.1%
	Alternative Funds - 3.6%
2,414,454	Hartford Real Total Return Fund*	$20,377,993

	Total Alternative Funds (cost $24,752,387)	20,377,993

	Domestic Equity Funds - 43.3%
3,328,401	Hartford Core Equity Fund	79,016,231
3,368,413	Hartford Small Cap Core Fund	39,309,375
2,561,406	The Hartford Equity Income Fund	45,285,666
715,137	The Hartford Growth Opportunities Fund	28,240,770
1,817,437	The Hartford MidCap Fund	50,488,412

	Total Domestic Equity Funds (cost $239,287,558)	242,340,454

	International/Global Equity Funds - 17.1%
3,787,112	The Hartford International Opportunities Fund	56,465,839
2,802,913	The Hartford International Small Company Fund	39,521,074

	Total International/Global Equity Funds (cost $100,048,444)	95,986,913

	Multi-Strategy Funds - 5.1%
2,777,539	The Hartford Global All-Asset Fund	28,414,221

	Total Multi-Strategy Funds (cost $27,664,285)	28,414,221

	Taxable Fixed Income Funds - 31.0%
4,812,000	The Hartford Quality Bond Fund	49,563,604
1,132,752	The Hartford Short Duration Fund	11,123,629
6,014,798	The Hartford Strategic Income Fund	51,486,674
5,936,217	The Hartford World Bond Fund	61,202,393

	Total Taxable Fixed Income Funds (cost $175,097,453)	173,376,300

	Total Affiliated Investment Companies (cost $566,850,127)	$560,495,881

	Total Long-Term Investments (cost $566,850,127)	$560,495,881

Total Investments (cost $566,850,127)^	100.1%	$560,495,881
Other Assets and Liabilities	(0.1)%	(329,625)

Total Net Assets	100.0%	$560,166,256

The accompanying notes are an integral part of these financial statements.

110

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$6,214,581
Unrealized Depreciation	(12,568,827)

Net Unrealized Depreciation	$(6,354,246)

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

111

Hartford Moderate Allocation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$560,495,881	$560,495,881	$—	$—

Total	$560,495,881	$560,495,881	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

112

Hartford Multi-Asset Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.8%
		Asset-Backed - Finance & Insurance - 0.3%
$	38,758	Lehman XS Trust 0.70%, 11/25/2035 (1)	$26,167
	250,000	Sound Point CLO Ltd. 5.23%, 07/15/2025 (1)(2)	205,737

			231,904

		Asset-Backed - Home Equity - 0.7%
		GSAA Home Equity Trust
	144,556	0.53%, 12/25/2036 (1)	68,667
	114,975	0.54%, 03/25/2037 (1)	59,787
	49,272	0.62%, 11/25/2036 (1)	24,921
	56,354	0.66%, 05/25/2047 (1)	39,364
	62,799	0.76%, 04/25/2047 (1)	38,633
	63,179	5.88%, 09/25/2036 (3)	31,431
	375,202	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037 (3)	194,406
	40,000	Soundview Home Loan Trust 0.69%, 11/25/2036 (1)	26,431

			483,640

		Commercial Mortgage - Backed Securities - 1.0%
	140,750	Carrington Mortgage Loan Trust 0.67%, 10/25/2036 (1)	83,864
	70,000	Citigroup Commercial Mortgage Trust 4.56%, 03/10/2047 (1)(2)	43,944
	175,000	Commercial Mortgage Trust 4.73%, 10/15/2045 (1)(2)	149,202
		GS Mortgage Securities Trust
	65,000	3.58%, 06/10/2047 (2)	37,590
	105,000	3.72%, 01/10/2047 (2)	57,581
		JP Morgan Chase Commercial Mortgage Securities Trust
	140,000	2.73%, 10/15/2045 (1)(2)	99,152
	100,000	4.00%, 08/15/2046 (1)(2)	80,192
	15,000	Wells Fargo Commercial Mortgage Trust 4.24%, 05/15/2048 (1)	11,493
		WF-RBS Commercial Mortgage Trust
	115,599	3.02%, 11/15/2047 (2)	56,223
	45,505	5.00%, 04/15/2045 (1)(2)	30,666

			649,907

		Whole Loan Collateral CMO - 3.8%
		Adjustable Rate Mortgage Trust
	24,937	0.70%, 01/25/2036 (1)	20,408
	63,137	0.71%, 11/25/2035 (1)	56,974
	28,802	0.94%, 01/25/2036 (1)	24,677
		Alternative Loan Trust
	62,066	0.60%, 02/25/2047 (1)	51,037
	311,827	0.84%, 10/25/2036 (1)	212,060
		American Home Mortgage Assets Trust
	83,311	0.63%, 09/25/2046 (1)	56,902
	48,226	1.32%, 10/25/2046 (1)	33,627
	6,644	Banc of America Funding Trust 0.63%, 10/20/2036 (1)	5,318
		Bear Stearns Alt-A Trust
	81,761	0.76%, 08/25/2036 (1)	60,458
	70,551	0.96%, 11/25/2035 (1)	58,552
	53,806	2.84%, 09/25/2035 (1)	47,871
	125,667	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036 (1)	96,147
	34,409	CHL Mortgage Pass-Through Trust 2.68%, 03/20/2036 (1)	30,521

Shares or Principal Amount			Market Value †
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.8% - (continued)
		Whole Loan Collateral CMO - 3.8% - (continued)
$	74,942	Countrywide Alternative Loan Trust 0.58%, 04/25/2047 (1)	$62,266
	76,875	DSLA Mortgage Loan Trust 1.27%, 03/19/2046 (1)	55,114
	48,874	GreenPoint Mortgage Funding Trust 0.60%, 02/25/2037 (1)	40,386
	107,181	HarborView Mortgage Loan Trust 0.67%, 03/19/2036 (1)	76,103
	97,158	IndyMac Index Mortgage Loan Trust 0.73%, 01/25/2036 (1)	61,662
	58,372	Luminent Mortgage Trust 0.64%, 10/25/2046 (1)	49,229
	537,919	Morgan Stanley Mortgage Loan Trust 3.00%, 05/25/2036 (1)	381,607
	139,961	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036 (1)	104,057
	158,442	Residential Asset Securitization Trust 0.89%, 03/25/2035 (1)	122,468
	108,598	Residential Funding Mortgage Securities, Inc. 2.92%, 08/25/2035 (1)	81,122
	81,178	Structured Adjustable Rate Mortgage Loan Trust 0.63%, 07/25/2037 (1)	58,090
	64,763	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036 (1)	48,834
		WaMu Mortgage Pass-Through Certificates Trust
	50,376	0.86%, 06/25/2044 (1)	44,759
	87,262	1.08%, 03/25/2047 (1)	65,073
	97,022	1.13%, 06/25/2047 (1)	76,153
	47,351	1.17%, 12/25/2046 (1)	36,634
	166,178	1.38%, 08/25/2046 (1)	135,825
	37,948	2.17%, 11/25/2046 (1)	33,567
	94,859	4.23%, 08/25/2036 (1)	83,734
	131,510	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037 (1)	110,215
	105,000	Wells Fargo Commercial Mortgage Trust 2.88%, 05/15/2048 (1)(2)	52,455

			2,533,905

		Total Asset & Commercial Mortgage Backed Securities (cost $4,124,576)	3,899,356

	CORPORATE BONDS - 25.7%
		Advertising - 0.1%
$	30,000	Lamar Media Corp. 5.38%, 01/15/2024	$31,650
		WPP Finance 2010
	30,000	3.63%, 09/07/2022	31,279
	25,000	4.75%, 11/21/2021	27,579

			90,508

		Aerospace/Defense - 0.2%
		L-3 Communications Corp.
	25,000	3.95%, 05/28/2024	25,222
	25,000	5.20%, 10/15/2019	27,072
	50,000	Lockheed Martin Corp. 3.35%, 09/15/2021	53,357

			105,651

The accompanying notes are an integral part of these financial statements.

113

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Agriculture - 0.4%
$	50,000	Altria Group, Inc. 4.75%, 05/05/2021	$56,658
	75,000	BAT International Finance plc 2.75%, 06/15/2020 (2)	77,474
		Reynolds American, Inc.
	50,000	3.25%, 06/12/2020	52,430
	50,000	4.45%, 06/12/2025	55,373
	30,000	Vector Group Ltd. 7.75%, 02/15/2021	31,575

			273,510

		Airlines - 0.0%
	5,000	AircastleLtd. 5.00%, 04/01/2023	5,091

		Auto Manufacturers - 0.1%
		General Motors Co.
	20,000	6.25%, 10/02/2043	22,539
	10,000	6.60%, 04/01/2036	11,701
	50,000	General Motors Financial Co., Inc. 3.70%, 11/24/2020	51,811

			86,051

		Auto Parts & Equipment - 0.2%
	50,000	Delphi Corp. 4.15%, 03/15/2024	52,500
		Goodyear Tire & Rubber Co.
	25,000	5.13%, 11/15/2023	25,812
	30,000	6.50%, 03/01/2021	31,594
	25,000	MPG Holdco I, Inc. 7.38%, 10/15/2022	25,000

			134,906

		Beverages - 0.2%
	75,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	72,962
	50,000	Constellation Brands, Inc. 4.25%, 05/01/2023	52,250

			125,212

		Biotechnology - 0.2%
	30,000	Biogen, Inc. 6.88%, 03/01/2018	32,809
	75,000	Celgene Corp. 3.25%, 08/15/2022	77,646

			110,455

		Chemicals - 0.3%
		Agrium, Inc.
	25,000	3.38%, 03/15/2025	24,802
	30,000	4.13%, 03/15/2035	27,658
	50,000	Blue Cube Spinco, Inc. 9.75%, 10/15/2023 (2)	57,062
	5,000	Chemours Co. 6.63%, 05/15/2023 (2)	4,375
	25,000	Dow Chemical Co. 4.25%, 10/01/2034	24,985
	25,000	Hexion, Inc. 6.63%, 04/15/2020	20,938
	25,000	LYB International Finance B.V. 4.00%, 07/15/2023	26,661
	25,000	Olin Corp. 5.50%, 08/15/2022	25,000

			211,481

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Commercial Banks - 4.1%
$	25,000	Abbey National Treasury Services plc 2.35%, 09/10/2019	$25,191
EUR	200,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019 (1)(4)(5)	210,689
	200,000	Banco Santander S.A. 6.25%, 09/11/2021 (1)(4)(5)	199,147
		Bank of America Corp.
$	25,000	4.00%, 01/22/2025	25,038
	50,000	4.75%, 04/21/2045	50,030
EUR	50,000	Barclays Bank plc 6.00%, 01/23/2018	62,127
		Capital One Financial Corp.
$	25,000	2.45%, 04/24/2019	25,287
	30,000	3.20%, 02/05/2025	29,809
	30,000	CIT Group, Inc. 5.00%, 05/15/2017	30,619
	30,000	Citigroup, Inc. 3.50%, 05/15/2023	30,337
	400,000	Credit Agricole S.A. 8.13%, 12/23/2025 (1)(2)(5)	413,000
	25,000	Credit Suisse AG 6.00%, 02/15/2018	26,626
	200,000	Credit Suisse Group AG 6.25%, 12/18/2024 (1)(4)(5)	184,000
	75,000	Goldman Sachs Group, Inc. 6.45%, 05/01/2036	87,831
	200,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025 (1)(2)(5)	185,000
	50,000	JP Morgan Chase & Co. 6.30%, 04/23/2019	56,341
	75,000	Morgan Stanley 3.95%, 04/23/2027	74,890
	20,000	Radian Group, Inc. 7.00%, 03/15/2021	21,325
		Royal Bank of Scotland Group plc
	25,000	6.00%, 12/19/2023	25,570
	30,000	6.13%, 12/15/2022	32,075
	320,000	7.50%, 08/10/2020 (1)(5)	298,400
	75,000	Santander UK Group Holdings plc 2.88%, 10/16/2020	74,643
	200,000	Sberbank of Russia Via SB Capital S.A. 5.13%, 10/29/2022 (4)	200,328
	200,000	Societe Generale S.A. 8.25%, 11/29/2018 (1)(4)(5)	204,500
	200,000	UBS Group AG 7.13%, 02/19/2020 (1)(4)(5)	203,000

			2,775,803

		Commercial Services - 0.4%
	15,000	Aramark Services, Inc. 5.13%, 01/15/2024	15,863
	25,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.25%, 03/15/2025 (2)	22,937
	15,000	Clean Harbors, Inc. 5.13%, 06/01/2021 (2)	15,113
	25,000	ERAC USA Finance LLC 3.85%, 11/15/2024 (2)	26,472
	120,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	96,000
	50,000	Service Corp. International 4.50%, 11/15/2020	51,500

The accompanying notes are an integral part of these financial statements.

114

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Commercial Services - 0.4% - (continued)
$	30,000	United Rentals North America, Inc. 4.63%, 07/15/2023	$29,887

			257,772

		Construction Materials - 0.5%
	33,000	Builders FirstSource, Inc. 7.63%, 06/01/2021 (2)	34,732
	50,000	CRH America, Inc. 5.75%, 01/15/2021	56,140
	30,000	Masco Corp. 7.13%, 03/15/2020	34,650
	30,000	Nortek, Inc. 8.50%, 04/15/2021	31,200
	30,000	Owens Corning 4.20%, 12/01/2024	30,829
	30,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	29,775
		Standard Industries, Inc.
	80,000	5.38%, 11/15/2024 (2)	83,400
	30,000	6.00%, 10/15/2025 (2)	32,325

			333,051

		Distribution/Wholesale - 0.1%
		American Builders & Contractors Supply Co., Inc.
	25,000	5.63%, 04/15/2021 (2)	25,875
	25,000	5.75%, 12/15/2023 (2)	26,187
		HD Supply, Inc.
	30,000	5.25%, 12/15/2021 (2)	31,500
	5,000	5.75%, 04/15/2024 (2)	5,244

			88,806

		Diversified Financial Services - 1.0%
	200,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	206,500
	25,000	Aircastle Ltd. 5.50%, 02/15/2022	26,594
	50,000	Ally Financial, Inc. 8.00%, 12/31/2018	54,687
	50,000	Discover Financial Services 3.75%, 03/04/2025	49,560
	30,000	E*TRADE Financial Corp. 5.38%, 11/15/2022	31,845
		International Lease Finance Corp.
	25,000	4.63%, 04/15/2021	25,906
	25,000	5.88%, 04/01/2019	26,812
	50,000	7.13%, 09/01/2018 (2)	54,850
	55,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 7.88%, 10/01/2020	52,800
	25,000	Navient Corp. 4.63%, 09/25/2017	25,469
		Springleaf Finance Corp.
	5,000	5.25%, 12/15/2019	4,744
	15,000	7.75%, 10/01/2021	14,813
	20,000	8.25%, 12/15/2020	20,625
	30,000	Synchrony Financial 3.00%, 08/15/2019	30,439
	50,000	Visa, Inc. 1.20%, 12/14/2017	50,234

			675,878

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Electric - 0.6%
$	25,000	AES Corp. 5.50%, 03/15/2024	$25,312
	25,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	24,974
	10,000	Berkshire Hathaway Energy Co. 2.40%, 02/01/2020	10,225
	15,000	CMS Energy Corp. 3.88%, 03/01/2024	16,065
	50,000	Dominion Resources, Inc. 2.50%, 12/01/2019	50,876
	25,000	Duke Energy Corp. 1.63%, 08/15/2017	25,061
		Dynegy, Inc.
	60,000	5.88%, 06/01/2023	54,300
	25,000	6.75%, 11/01/2019	25,213
	100,000	GenOn Americas Generation LLC 9.13%, 05/01/2031	65,750
	25,000	GenOn Energy, Inc. 9.50%, 10/15/2018	19,375
	25,000	NRG Energy, Inc. 6.25%, 07/15/2022	24,508
	25,000	Southern Power Co. 5.15%, 09/15/2041	26,102
	80,000	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.50%, 10/01/2020 (4)(6)	26,800

			394,561

		Electrical Components & Equipment - 0.0%
	15,000	EnerSys 5.00%, 04/30/2023 (2)	14,925

		Electronics - 0.0%
	25,000	Tyco Electronics Group S.A. 2.35%, 08/01/2019	25,284

		Entertainment - 0.1%
	50,000	Cinemark USA, Inc. 4.88%, 06/01/2023	49,630
	10,000	GLP Capital L.P. / GLP Financing II, Inc. 5.38%, 04/15/2026	10,425
	10,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024 (2)	9,988

			70,043

		Environmental Control - 0.1%
	30,000	Waste Management, Inc. 4.75%, 06/30/2020	33,325

		Food - 0.7%
	25,000	Albertson’s Holdings LLC/Safeway, Inc. 7.75%, 10/15/2022 (2)	26,742
	30,000	JM Smucker Co. 4.25%, 03/15/2035	31,310
	75,000	Kraft Foods Group, Inc. 3.50%, 06/06/2022	79,580
	25,000	Kraft Heinz Foods Co. 2.00%, 07/02/2018 (2)	25,252
		Kroger Co.
	50,000	3.30%, 01/15/2021	52,841
	30,000	4.00%, 02/01/2024	32,673
	30,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024 (2)	31,725

The accompanying notes are an integral part of these financial statements.

115

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Food - 0.7% - (continued)
		Post Holdings, Inc.
$	45,000	6.00%, 12/15/2022 (2)	$46,209
	30,000	7.38%, 02/15/2022	31,613
	25,000	7.75%, 03/15/2024 (2)	27,188
	50,000	Safeway, Inc. 7.25%, 02/01/2031	48,875
		TreeHouse Foods, Inc.
	35,000	4.88%, 03/15/2022	36,181
	15,000	6.00%, 02/15/2024 (2)	15,956

			486,145

		Food Service - 0.1%
	65,000	Aramark Services, Inc. 5.75%, 03/15/2020	67,113

		Forest Products & Paper - 0.2%
	30,000	Georgia-Pacific LLC 7.38%, 12/01/2025	38,766
	30,000	International Paper Co. 3.80%, 01/15/2026	31,316
	65,000	Tembec Industries, Inc. 9.00%, 12/15/2019 (2)	46,800

			116,882

		Gas - 0.1%
	50,000	Sempra Energy 6.00%, 10/15/2039	60,738

		Healthcare-Products - 0.4%
		Alere, Inc.
	70,000	6.50%, 06/15/2020	69,300
	25,000	7.25%, 07/01/2018	25,562
	15,000	Hologic, Inc. 5.25%, 07/15/2022 (2)	15,713
	25,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021 (2)	27,031
	80,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023 (2)	81,200
	30,000	Zimmer Biomet Holdings, Inc. 3.55%, 04/01/2025	30,827

			249,633

		Healthcare-Services - 1.3%
	50,000	Aetna, Inc. 3.95%, 09/01/2020	53,372
		Amsurg Corp.
	25,000	5.63%, 11/30/2020	25,625
	50,000	5.63%, 07/15/2022	51,312
	50,000	Anthem, Inc. 3.30%, 01/15/2023	50,988
		Cigna Corp.
	20,000	3.25%, 04/15/2025	20,050
	10,000	4.38%, 12/15/2020	10,866
		Community Health Systems, Inc.
	20,000	5.13%, 08/01/2021	20,058
	30,000	6.88%, 02/01/2022	27,150
	125,000	7.13%, 07/15/2020	120,660
	25,000	Envision Healthcare Corp. 5.13%, 07/01/2022 (2)	25,438
	35,000	HCA Holdings, Inc. 6.25%, 02/15/2021	38,027
		HCA, Inc.
	5,000	5.25%, 06/15/2026	5,194

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Healthcare-Services - 1.3% - (continued)
$	30,000	5.38%, 02/01/2025	$30,675
	80,000	6.50%, 02/15/2020	88,600
	35,000	7.50%, 11/15/2095	33,950
	30,000	inVentiv Health, Inc. 9.00%, 01/15/2018 (2)	30,900
	35,000	LifePoint Health, Inc. 5.88%, 12/01/2023	36,663
	40,000	MEDNAX, Inc. 5.25%, 12/01/2023 (2)	41,400
		Tenet Healthcare Corp.
	95,000	5.00%, 03/01/2019	94,050
	5,000	6.75%, 06/15/2023	4,938
	55,000	8.13%, 04/01/2022	57,062
	25,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	26,031

			893,009

		Holding Companies-Diversified - 0.1%
	60,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023 (2)	61,350

		Home Builders - 0.6%
		DR Horton, Inc.
	30,000	3.75%, 03/01/2019	30,675
	30,000	4.38%, 09/15/2022	30,525
		KB Home
	100,000	7.00%, 12/15/2021	102,000
	25,000	7.63%, 05/15/2023	25,500
	40,000	8.00%, 03/15/2020	43,200
		Lennar Corp.
	30,000	4.50%, 06/15/2019	31,031
	20,000	4.75%, 11/15/2022	20,300
	15,000	4.88%, 12/15/2023	15,225
	50,000	M/I Homes, Inc. 6.75%, 01/15/2021	50,000
	30,000	NVR, Inc. 3.95%, 09/15/2022	30,657
	10,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	10,075

			389,188

		Home Furnishings - 0.1%
		Whirlpool Corp.
	25,000	1.65%, 11/01/2017	25,068
	50,000	3.70%, 05/01/2025	51,579

			76,647

		Household Products - 0.1%
	30,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	30,488

		Household Products/Wares - 0.1%
	50,000	ACCO Brands Corp. 6.75%, 04/30/2020	53,000
	35,000	Sun Products Corp. 7.75%, 03/15/2021 (2)	32,988

			85,988

		Insurance - 0.3%
	30,000	Aon plc 4.75%, 05/15/2045	30,942
	50,000	CNA Financial Corp. 3.95%, 05/15/2024	50,585

The accompanying notes are an integral part of these financial statements.

116

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Insurance - 0.3% - (continued)
		CNO Financial Group, Inc.
$	10,000	4.50%, 05/30/2020	$10,300
	60,000	5.25%, 05/30/2025	61,763
	25,000	MetLife, Inc. 3.60%, 04/10/2024	26,287

			179,877

		Internet - 0.3%
	25,000	Match Group, Inc. 6.75%, 12/15/2022 (2)	25,500
		Netflix, Inc.
	30,000	5.50%, 02/15/2022	31,350
	15,000	5.88%, 02/15/2025	15,720
		Zayo Group LLC / Zayo Capital, Inc.
	55,000	6.00%, 04/01/2023	56,512
	55,000	6.38%, 05/15/2025	57,200

			186,282

		Iron/Steel - 0.2%
	40,000	AK Steel Corp. 7.63%, 05/15/2020	34,000
		ArcelorMittal
	10,000	6.25%, 08/05/2020	10,250
	25,000	6.50%, 03/01/2021	25,562
	5,000	7.25%, 02/25/2022	5,259
	15,000	Nucor Corp. 4.00%, 08/01/2023	15,712
	20,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	20,450
		United States Steel Corp.
	5,000	6.88%, 04/01/2021	4,363
	30,000	7.38%, 04/01/2020	28,275
	5,000	7.50%, 03/15/2022	4,363

			148,234

		IT Services - 0.1%
	50,000	HP, Inc. 6.00%, 09/15/2041	47,049

		Leisure Time - 0.2%
EUR	100,000	Cirsa Funding Luxembourg S.A. 5.88%, 05/15/2023 (4)	115,501

		Lodging - 0.2%
$	15,000	Boyd Gaming Corp. 6.38%, 04/01/2026 (2)	15,338
	25,000	FelCor Lodging L.P. 6.00%, 06/01/2025	25,813
	30,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	31,246
	10,000	MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc. 5.63%, 05/01/2024 (2)	10,425
	25,000	Wyndham Worldwide Corp. 4.25%, 03/01/2022	26,223
	50,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	50,865

			159,910

		Machinery-Diversified - 0.1%
	20,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	21,300

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Machinery-Diversified - 0.1% - (continued)
		CNH Industrial Capital LLC
$	25,000	3.88%, 07/16/2018	$25,063
	30,000	4.38%, 11/06/2020	29,812

			76,175

		Media - 2.2%
		21st Century Fox America, Inc.
	50,000	3.70%, 09/15/2024	53,573
	25,000	7.25%, 05/18/2018	27,751
	50,000	Cablevision Systems Corp. 5.88%, 09/15/2022	43,500
		CBS Corp.
	25,000	3.50%, 01/15/2025	25,796
	25,000	4.30%, 02/15/2021	27,154
		CCO Holdings LLC / CCO Holdings Capital Corp.
	50,000	5.13%, 02/15/2023	51,250
	15,000	5.13%, 05/01/2023 (2)	15,300
	30,000	5.25%, 09/30/2022	30,975
		CCO Safari II LLC
	75,000	3.58%, 07/23/2020 (2)	77,855
	25,000	4.91%, 07/23/2025 (2)	26,951
	50,000	6.83%, 10/23/2055 (2)	57,467
	20,000	CCOH Safari LLC 5.75%, 02/15/2026 (2)	20,650
		Cequel Communications Holdings I LLC / Cequel Capital Corp.
	25,000	5.13%, 12/15/2021 (4)	23,563
	85,000	5.13%, 12/15/2021 (2)	80,113
	50,000	Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	50,250
		CSC Holdings LLC
	40,000	5.25%, 06/01/2024	36,400
	30,000	6.75%, 11/15/2021	30,956
	20,000	DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 1.75%, 01/15/2018	20,105
	25,000	Discovery Communications LLC 3.30%, 05/15/2022	24,844
		DISH DBS Corp.
	75,000	5.88%, 07/15/2022	72,937
	70,000	6.75%, 06/01/2021	72,115
	25,000	7.88%, 09/01/2019	27,563
	20,000	Gray Television, Inc. 7.50%, 10/01/2020	20,950
	50,000	Liberty Interactive LLC 8.25%, 02/01/2030	51,875
	75,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	75,853
	25,000	Sinclair Television Group, Inc. 5.63%, 08/01/2024 (2)	25,688
	30,000	Sirius XM Radio, Inc. 5.75%, 08/01/2021 (2)	31,462
		TEGNA, Inc.
	30,000	4.88%, 09/15/2021 (2)	30,600
	90,000	6.38%, 10/15/2023	97,200
	75,000	Time Warner Cable, Inc. 5.00%, 02/01/2020	81,840
	85,000	Tribune Media Co. 5.88%, 07/15/2022	84,575
EUR	81,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.75%, 01/15/2023 (4)	99,937

			1,497,048

The accompanying notes are an integral part of these financial statements.

117

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Mining - 0.1%
$	10,000	Barrick Gold Corp. 5.25%, 04/01/2042	$9,764
	10,000	Barrick North America Finance LLC 5.75%, 05/01/2043	10,376
	25,000	BHP Billiton Finance USA Ltd. 2.88%, 02/24/2022	25,528
	25,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	24,000
	10,000	Goldcorp, Inc. 3.63%, 06/09/2021	10,164
	10,000	Rio Tinto Finance USA plc 3.50%, 03/22/2022	10,399

			90,231

		Miscellaneous Manufacturing - 0.3%
		Bombardier, Inc.
	25,000	5.50%, 09/15/2018 (2)	24,625
	25,000	7.50%, 03/15/2018 (2)	25,469
	30,000	Carlisle Cos., Inc. 3.75%, 11/15/2022	30,408
	25,000	Illinois Tool Works, Inc. 3.50%, 03/01/2024	27,062
	50,000	Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023	54,350
	25,000	Tyco International Finance S.A. 3.90%, 02/14/2026	26,281

			188,195

		Multi-National - 0.0%
INR	600,000	International Finance Corp. 7.10%, 03/21/2031	9,435

		Office/Business Equipment - 0.3%
		CDW LLC / CDW Finance Corp.
$	50,000	5.00%, 09/01/2023	51,206
	20,000	5.50%, 12/01/2024	21,050
	65,000	6.00%, 08/15/2022	69,591
	50,000	Pitney Bowes, Inc. 4.63%, 03/15/2024	51,877

			193,724

		Oil & Gas - 2.9%
	20,000	Anadarko Petroleum Corp. 4.50%, 07/15/2044	17,244
		Antero Resources Corp.
	30,000	5.63%, 06/01/2023	29,100
	15,000	6.00%, 12/01/2020	15,031
	40,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022 (2)	35,400
	30,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	11,775
	25,000	BP Capital Markets plc 3.25%, 05/06/2022	25,757
	50,000	California Resources Corp. 8.00%, 12/15/2022 (2)	34,375
	15,000	Canadian Natural Resources Ltd. 5.70%, 05/15/2017	15,458
		Concho Resources, Inc.
	10,000	5.50%, 10/01/2022	10,088
	45,000	5.50%, 04/01/2023	45,337
	50,000	ConocoPhillips Co. 4.95%, 03/15/2026	55,269

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Oil & Gas - 2.9% - (continued)
		Continental Resources, Inc.
$	15,000	3.80%, 06/01/2024	$12,788
	40,000	4.90%, 06/01/2044	32,200
	10,000	5.00%, 09/15/2022	9,338
	40,000	Devon Energy Corp. 3.25%, 05/15/2022	36,219
	25,000	Diamond Offshore Drilling, Inc. 4.88%, 11/01/2043	18,092
	70,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	74,637
	35,000	Ecopetrol S.A. 5.88%, 05/28/2045	28,469
	15,000	Energen Corp. 4.63%, 09/01/2021	13,950
	25,000	Hess Corp. 6.00%, 01/15/2040	24,816
		Laredo Petroleum, Inc.
	15,000	5.63%, 01/15/2022	13,800
	30,000	6.25%, 03/15/2023	27,975
	5,000	7.38%, 05/01/2022	4,900
	50,000	Marathon Oil Corp. 2.70%, 06/01/2020	46,586
	10,000	Matador Resources Co. 6.88%, 04/15/2023	10,050
		MEG Energy Corp.
	10,000	6.38%, 01/30/2023 (2)	7,619
	20,000	7.00%, 03/31/2024 (2)	15,700
		Petrobras Global Finance B.V.
	60,000	4.38%, 05/20/2023	47,370
	850,000	5.38%, 01/27/2021	755,437
GBP	100,000	5.38%, 10/01/2029	99,399
$	40,000	5.63%, 05/20/2043	28,450
	50,000	Petroleos de Venezuela S.A. 6.00%, 11/15/2026 (4)	17,095
	150,000	Petroleos Mexicanos 6.38%, 02/04/2021 (2)	161,967
	30,000	Pioneer Natural Resources Co. 3.95%, 07/15/2022	31,089
		QEP Resources, Inc.
	35,000	5.25%, 05/01/2023	32,900
	15,000	6.88%, 03/01/2021	14,850
		Rice Energy, Inc.
	5,000	6.25%, 05/01/2022	4,950
	10,000	7.25%, 05/01/2023	10,100
	15,000	Rowan Cos., Inc. 4.88%, 06/01/2022	12,205
	15,000	Southwestern Energy Co. 4.10%, 03/15/2022	12,131
		WPX Energy, Inc.
	30,000	5.25%, 09/15/2024	25,260
	20,000	6.00%, 01/15/2022	18,000

			1,943,176

		Packaging & Containers - 0.8%
EUR	100,000	Ardagh Packaging Finance plc 9.25%, 10/15/2020 (4)	120,229
$	30,000	Ball Corp. 4.00%, 11/15/2023	29,692
		Berry Plastics Corp.
	25,000	5.50%, 05/15/2022	25,797
	50,000	6.00%, 10/15/2022 (2)	52,250

The accompanying notes are an integral part of these financial statements.

118

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Packaging & Containers - 0.8% - (continued)
EUR	100,000	Crown European Holdings S.A. 3.38%, 05/15/2025 (4)	$115,221
$	25,000	Novelis, Inc. 8.38%, 12/15/2017	25,469
		Owens-Brockway Glass Container, Inc.
	30,000	5.88%, 08/15/2023 (2)	32,250
	55,000	6.38%, 08/15/2025 (2)	59,262
	50,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.75%, 10/15/2020	51,875
	30,000	WestRock MWV LLC 7.38%, 09/01/2019	34,031

			546,076

		Pharmaceuticals - 0.7%
	75,000	Actavis Funding SCS 4.55%, 03/15/2035	75,026
	25,000	Allergan, Inc. 2.80%, 03/15/2023	24,653
		AmerisourceBergen Corp.
	25,000	1.15%, 05/15/2017	24,993
	30,000	3.40%, 05/15/2024	31,058
		Cardinal Health, Inc.
	25,000	1.95%, 06/15/2018	25,262
	50,000	3.20%, 03/15/2023	51,723
	30,000	Endo Finance LLC 5.75%, 01/15/2022 (2)	29,400
	25,000	McKesson Corp. 3.80%, 03/15/2024	26,709
	30,000	Mylan, Inc. 2.55%, 03/28/2019	30,053
	16,000	PRA Holdings, Inc. 9.50%, 10/01/2023 (2)	17,600
	45,000	Quintiles Transnational Corp. 4.88%, 05/15/2023 (2)	46,069
EUR	25,000	Roche Finance Europe B.V. 0.88%, 02/25/2025 (4)	29,130
$	60,000	Valeant Pharmaceuticals International, Inc. 5.88%, 05/15/2023 (2)	50,250
	10,000	Vizient, Inc. 10.38%, 03/01/2024 (2)	10,800

			472,726

		Pipelines - 0.3%
	10,000	DCP Midstream Operating L.P. 2.50%, 12/01/2017	9,675
		Energy Transfer Equity L.P.
	40,000	5.50%, 06/01/2027	34,330
	40,000	7.50%, 10/15/2020	40,300
	25,000	Energy Transfer Partners L.P. 5.20%, 02/01/2022	25,257
	25,000	Kinder Morgan Energy Partners L.P. 3.45%, 02/15/2023	23,637
	25,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	22,197
	15,000	Sabine Pass Liquefaction LLC 5.63%, 03/01/2025	14,625
	25,000	Sunoco Logistics Partners Operations L.P. 5.95%, 12/01/2025	26,949

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Pipelines - 0.3% - (continued)
$	10,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024 (2)	$10,175

			207,145

		Real Estate Investment Trusts - 0.2%
	75,000	American Tower Corp. 3.40%, 02/15/2019	77,363
	30,000	DDR Corp. 3.63%, 02/01/2025	29,460
	30,000	HCP, Inc. 5.38%, 02/01/2021	32,985

			139,808

		Retail - 1.0%
	25,000	1011778 BC ULC / New Red Finance, Inc. 4.63%, 01/15/2022 (2)	25,625
		AutoZone, Inc.
	50,000	3.70%, 04/15/2022	52,861
	25,000	4.00%, 11/15/2020	27,063
	40,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	36,000
	25,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019 (2)(7)	12,000
		CVS Health Corp.
	25,000	2.80%, 07/20/2020	25,962
	50,000	5.13%, 07/20/2045	58,432
	25,000	Dollar General Corp. 3.25%, 04/15/2023	25,194
		Dollar Tree, Inc.
	35,000	5.25%, 03/01/2020 (2)	36,356
	30,000	5.75%, 03/01/2023 (2)	32,034
	25,000	Home Depot, Inc. 2.63%, 06/01/2022	25,874
		L Brands, Inc.
	50,000	5.63%, 02/15/2022	55,188
	30,000	6.88%, 11/01/2035	33,000
	80,000	Michaels Stores, Inc. 5.88%, 12/15/2020 (2)	83,800
	95,000	Party City Holdings, Inc. 6.13%, 08/15/2023 (2)	99,303
	50,000	QVC, Inc. 5.13%, 07/02/2022	52,870

			681,562

		Savings & Loans - 0.4%
GBP	195,000	Nationwide Building Society 6.88%, 06/20/2019 (1)(4)(5)	269,254

		Semiconductors - 0.4%
$	45,000	Entegris, Inc. 6.00%, 04/01/2022 (2)	46,350
	105,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022 (2)	111,300
	30,000	KLA-Tencor Corp. 5.65%, 11/01/2034	30,840
		Sensata Technologies B.V.
	55,000	5.00%, 10/01/2025 (2)	55,275
	10,000	5.63%, 11/01/2024 (2)	10,450

			254,215

The accompanying notes are an integral part of these financial statements.

119

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
CORPORATE BONDS - 25.7% - (continued)
		Shipbuilding - 0.1%
$	40,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025 (2)	$42,050

		Software - 0.8%
		Activision Blizzard, Inc.
	17,000	5.63%, 09/15/2021 (2)	17,892
	95,000	6.13%, 09/15/2023 (2)	103,431
	65,000	Change Healthcare Holdings, Inc. 6.00%, 02/15/2021 (2)	65,650
	50,000	Fidelity National Information Services, Inc. 3.50%, 04/15/2023	50,667
		First Data Corp.
	120,000	5.38%, 08/15/2023 (2)	124,050
	15,000	5.75%, 01/15/2024 (2)	15,225
	70,000	7.00%, 12/01/2023 (2)	71,925
	80,000	Infor US, Inc. 6.50%, 05/15/2022	73,841
	35,000	MSCI, Inc. 5.25%, 11/15/2024 (2)	36,575

			559,256

		Telecommunications - 1.3%
	116,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	124,120
		AT&T, Inc.
	30,000	1.75%, 01/15/2018	30,157
	50,000	3.00%, 06/30/2022	51,000
		Frontier Communications Corp.
	25,000	8.13%, 10/01/2018	26,938
	15,000	10.50%, 09/15/2022 (2)	15,433
	50,000	11.00%, 09/15/2025 (2)	50,500
	25,000	Level 3 Communications, Inc. 5.75%, 12/01/2022	25,700
	125,000	Level 3 Financing, Inc. 5.38%, 08/15/2022	127,812
	90,000	Sprint Communications, Inc. 9.00%, 11/15/2018 (2)	95,175
		Sprint Corp.
	50,000	7.25%, 09/15/2021	40,375
	30,000	7.63%, 02/15/2025	22,613
	61,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	30,195
		T-Mobile USA, Inc.
	30,000	6.63%, 11/15/2020	31,050
	25,000	6.63%, 04/28/2021	26,344
		Verizon Communications, Inc.
	25,000	3.85%, 11/01/2042	22,830
	30,000	4.67%, 03/15/2055	29,012
EUR	100,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020 (2)	111,786

			861,040

		Transportation - 0.1%
$	25,000	Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	26,067
	25,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.38%, 02/01/2022 (2)	25,146
	25,000	Ryder System, Inc. 2.50%, 03/01/2018	25,330

			76,543

		Total Corporate Bonds (cost $17,150,104)	17,274,006

Shares or Principal Amount			Market Value †
FOREIGN GOVERNMENT OBLIGATIONS - 4.4%
		Argentina - 0.3%
		Argentine Republic Government International Bond
EUR	90,000	2.26%, 12/31/2038 (1)	$62,966
$	150,000	7.63%, 04/22/2046 (2)	147,525

			210,491

		Brazil - 0.9%
		Brazil Notas do Tesouro Nacional
BRL	873,111	6.00%, 08/15/2016 (8)	251,380
	323,481	6.00%, 08/15/2022 (8)	93,525
	883,000	10.00%, 01/01/2021	234,848

			579,753

		Colombia - 0.1%
		Colombian TES
COP	86,656,658	3.00%, 03/25/2033 (8)	26,463
	169,100,000	7.00%, 05/04/2022	57,151
	33,200,000	10.00%, 07/24/2024	13,124

			96,738

		Hungary - 0.1%
HUF	6,410,000	Hungary Government Bond 5.50%, 06/24/2025	27,794
$	10,000	Hungary Government International Bond 6.38%, 03/29/2021	11,385

			39,179

		Indonesia - 0.3%
		Indonesia Treasury Bond
IDR	288,000,000	8.38%, 09/15/2026	22,849
	2,175,000,000	8.38%, 03/15/2034	172,643

			195,492

		Japan - 0.4%
JPY	30,000,000	Japan Government Two Year Bond 0.10%, 08/15/2016	282,158

		Malaysia - 0.2%
		Malaysia Government Bond
MYR	455,000	3.49%, 03/31/2020	116,287
	80,000	3.80%, 09/30/2022	20,498

			136,785

		Mexico - 0.2%
MXN	2,129,300	Mexican Bonos 10.00%, 12/05/2024	159,508

		Peru - 0.0%
PEN	10,000	Peru Government Bond 8.20%, 08/12/2026	3,496

		Poland - 0.2%
		Poland Government Bond
PLN	105,000	2.00%, 04/25/2021	27,184
	286,000	3.25%, 07/25/2025	76,899

			104,083

		Romania - 0.2%
		Romania Government Bond
RON	20,000	5.75%, 04/29/2020	5,762
	440,000	5.85%, 04/26/2023	129,854

			135,616

		Russia - 0.1%
RUB	4,940,000	Russian Federal Bond - OFZ 7.50%, 02/27/2019	73,254

The accompanying notes are an integral part of these financial statements.

120

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
FOREIGN GOVERNMENT OBLIGATIONS - 4.4% - (continued)
		South Africa - 0.2%
		South Africa Government Bond
ZAR	385,000	7.00%, 02/28/2031	$21,857
	2,015,000	7.75%, 02/28/2023	133,942

			155,799

		Thailand - 0.2%
		Thailand Government Bond
THB	555,000	3.63%, 06/16/2023	17,962
	2,566,000	3.85%, 12/12/2025	86,663

			104,625

		Turkey - 0.5%
		Turkey Government Bond
TRY	722,535	2.50%, 05/04/2016 (8)	257,587
	240,000	7.10%, 03/08/2023	77,369
	60,000	9.40%, 07/08/2020	21,766

			356,722

		Uruguay - 0.5%
		Uruguay Government International Bond
UYU	10,163,980	4.25%, 04/05/2027 (8)	296,505
	1,069,757	4.38%, 12/15/2028 (8)	31,248

			327,753

		Venezuela - 0.0%
$	20,000	Venezuela Government International Bond 6.00%, 12/09/2020 (4)	$7,300

		Total Foreign Government Obligations (cost $3,026,491)	2,968,752

MUNICIPAL BONDS - 0.3%
		General - 0.3%
		Puerto Rico Commonwealth Gov’t Employees Retirement System
$	175,000	6.15%, 07/01/2038	$52,500
	300,000	6.20%, 07/01/2039	90,000
	120,000	6.55%, 07/01/2058	36,000

		Total Municipal Bonds (cost $288,854)	178,500

SENIOR FLOATING RATE INTERESTS - 16.1% (9)
		Advertising - 0.4%
$	280,739	Acosta Holdco, Inc. 4.25%, 09/26/2021	$277,581

		Beverages - 0.3%
	217,447	Oak Tea, Inc. 4.25%, 07/02/2022	217,991

		Chemicals - 0.8%
	253,088	Chemours Co. 3.75%, 05/12/2022	245,874
	281,919	Nexeo Solutions LLC 5.00%, 09/08/2017	280,862

			526,736

		Coal - 0.6%
	375,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	99,750
		Arch Coal, Inc.
	120,000	5.00%, 01/31/2017 (10)	117,900
	515,044	7.50%, 05/16/2018	215,031

			432,681

Shares or Principal Amount			Market Value †
SENIOR FLOATING RATE INTERESTS - 16.1% (9) - (continued)
		Commercial Services - 0.7%
$	130,000	Sensus USA, Inc. 6.50%, 03/16/2023	$128,700
	343,005	ServiceMaster Co. 4.25%, 07/01/2021	344,078

			472,778

		Diversified Financial Services - 0.2%
	157,609	Ipreo Holdings LLC 4.00%, 08/06/2021	149,926

		Electric - 0.7%
	315,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	314,606
	264,024	Seadrill Partners Finco LLC 4.00%, 02/21/2021	129,591

			444,197

		Food - 0.5%
	99,500	Hostess Brands LLC 4.50%, 08/03/2022	99,790
	259,350	JBS USA LLC 4.00%, 10/30/2022	259,026

			358,816

		Healthcare-Products - 0.2%
	104,475	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	104,214

		Healthcare-Services - 1.8%
	157,600	CDRH Parent, Inc. 5.25%, 07/01/2021	147,619
	129,675	Envision Healthcare Corp. 4.50%, 10/28/2022	129,929
	330,709	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	328,972
	135,800	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	128,452
	143,188	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	143,457
	219,450	U.S. Renal Care, Inc. 5.25%, 12/31/2022	219,588
	110,000	Vizient, Inc. 6.25%, 02/13/2023	110,963

			1,208,980

		Household Products/Wares - 0.1%
	90,000	Galleria Co. 3.75%, 01/26/2023	90,057

		Insurance - 1.4%
	243,074	Asurion LLC 4.25%, 07/08/2020	238,820
	455,700	Sedgwick Claims Management Services, Inc. 3.75%, 03/01/2021	446,586
	233,206	USI, Inc. 4.25%, 12/27/2019	230,146

			915,552

		Internet - 0.5%
	396,603	Lands’ End, Inc. 4.25%, 04/04/2021	329,843

		Leisure Time - 0.3%
	200,000	Delta 2 (LUX) S.a.r.l. 7.75%, 07/31/2022	187,900

The accompanying notes are an integral part of these financial statements.

121

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
SENIOR FLOATING RATE INTERESTS - 16.1% (9) - (continued)
		Machinery-Construction & Mining - 1.0%
$	605,166	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$557,358
	103,402	Neff Rental LLC 7.25%, 06/09/2021	96,164

			653,522

		Media - 0.4%
	165,000	Neptune Finco Corp. 5.00%, 10/09/2022	165,516
	100,000	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	99,750

			265,266

		Miscellaneous Manufacturing - 1.3%
		Husky Injection Molding Systems Ltd.
	215,579	4.25%, 06/30/2021	213,738
	85,945	7.25%, 06/30/2022	81,648
	657,937	Sram LLC 4.01%, 04/10/2020	575,695

			871,081

		Oil & Gas - 0.2%
	186,675	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	109,672

		Oil & Gas Services - 0.3%
	338,137	Pacific Drilling S.A. 4.50%, 06/03/2018	96,792
	459,188	Paragon Offshore Finance Co. 5.25%, 07/18/2021	118,530

			215,322

		Packaging & Containers - 0.6%
	280,219	Exopack Holdings S.A. 4.50%, 05/08/2019	277,535
	153,773	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	154,062

			431,597

		Pharmaceuticals - 0.8%
	428,048	PRA Holdings, Inc. 4.50%, 09/23/2020	429,653
	141,111	Valeant Pharmaceuticals International, Inc. 5.00%, 04/01/2022	137,442

			567,095

		Real Estate - 0.5%
	198,500	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	197,920
	105,000	MGM Growth Properties LLC 4.00%, 04/25/2023	105,547

			303,467

		Retail - 0.5%
	45,000	Coty, Inc. 3.75%, 10/27/2022	45,281
	275,000	Rite Aid Corp. 4.88%, 06/21/2021	275,173

			320,454

		Software - 1.0%
	328,939	Emdeon Business Services LLC 3.75%, 11/02/2018	328,735

Shares or Principal Amount			Market Value †
SENIOR FLOATING RATE INTERESTS - 16.1% (9) - (continued)
		Software - 1.0% - (continued)
$	350,910	First Data Corp. 4.44%, 03/24/2021	$351,640

			680,375

		Telecommunications - 0.3%
	125,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	125,313
	99,235	LTS Buyer LLC 4.00%, 04/13/2020	98,887

			224,200

		Transportation - 0.2%
		Kenan Advantage Group, Inc.
	9,533	1.50%, 01/31/2017 (10)	9,498
	124,842	4.00%, 07/31/2022	124,373

			133,871

		Trucking & Leasing - 0.5%
	317,702	Consolidated Container Co. 5.00%, 07/03/2019	306,741

		Total Senior Floating Rate Interests (cost $12,388,687)	10,799,915

U.S. GOVERNMENT AGENCIES - 5.4%
		FNMA - 5.4%
$	3,500,000	FNMA (11)	$3,587,910

		Total U.S. Government Agencies (cost $3,592,969)	3,587,910

EQUITY LINKED SECURITIES - 11.4%
		Banks - 11.4%
$	5,815	Edward Lifesciences Corp (Canadian Imperial Bank) 12.00%, 06/22/2016 (2)	$555,507
	7,152	HCA Holdings Inc (Canadian Imperial Bank) 12.00%, 06/22/2016 (2)	542,408
	10,243	Microsoft Corporation. (Merrill Lynch International & Co. C.V.) 12.00%, 06/22/2016 (2)	515,325
	7,291	Post Holdings (Merrill Lynch International & Co. C.V.) 14.00%, 05/25/2016 (2)	524,660
	377	The Priceline Group (Merrill Lynch International & Co. C.V.) 12.00%, 05/25/2016 (2)	504,200
	3,340	Broadcom LTD. (Nomura International Funding PTE) 12.00%, 05/25/2016 (2)	490,713
	7,842	Electronic Arts Inc (Societe Generale) 12.00%, 05/25/2016 (2)	484,243
	2,326	Acuity Brands (Societe Generale) 12.00%, 05/25/2016 (2)	543,656
	24,691	Applied Materials Inc (BNP Paribas) 12.00%, 06/22/2016 (2)	514,067
	3,212	Advance Auto Parts (BNP Paribas) 12.00%, 07/20/2016 (2)	502,196
	10,440	Microchip Technology (BNP Paribas) 12.00%, 07/20/2016 (2)	514,901
	4,416	Rockwell Automation (Societe Generale) 12.00%, 07/20/2016 (2)	503,865
	3,138	Amgen, Inc. (Societe Generale) 12.00%, 07/20/2016 (2)	503,210

The accompanying notes are an integral part of these financial statements.

122

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
EQUITY LINKED SECURITIES - 11.4% - (continued)
		Banks - 11.4% - (continued)
$	10,580	Mylan NV (Societe Generale) 12.00%, 07/20/2016(2)	$456,739
	5,456	Monsanto Co. (BNP Paribas) 12.00%, 07/20/2016(2)	513,300

		Total Equity Linked Securities (cost $7,672,853)	7,668,990

U.S. GOVERNMENT SECURITIES - 2.5%
		U.S. Treasury Securities - 2.5%
		U.S. Treasury Notes - 2.5%
$	1,043,000	0.75%,01/31/2018	$1,043,000
	626,000	2.25%,11/15/2025	649,793

			1,692,793

		Total U.S. Government Securities (cost $1,703,581)	1,692,793

COMMON STOCKS - 16.7%.
		Automobiles & Components - 0.3%
$	1,905	General Motors Co.	$60,579
	2,673	Keihin Corp.	38,838
	648	Kia Motors Corp.	27,178
	4,514	Showa Corp.	39,194
	522	Visteon Corp.	41,588

			207,377

		Banks - 0.6%
	16,136	Bangkok Bank PCL	76,500
	300	Canadian Imperial Bank of Commerce	24,231
	2,746	Industrial Bank of Korea	29,188
	5,832	National Bank of Canada	208,422
	3,294	Sberbank of Russia PJSC ADR	26,484
	7,506	Woori Bank	68,965

			433,790

		Capital Goods - 0.5%
	136	Acuity Brands, Inc.	33,169
	10,567	Asahi Glass Co., Ltd.	61,885
	2,216	Daifuku Co., Ltd.	39,633
	1,184	Glory Ltd.	38,778
	1,652	Kurita Water Industries Ltd.	39,724
	1,854	LIXIL Group Corp.	38,819
	5,017	Mitsui & Co., Ltd.	61,284
	2,716	Sumitomo Corp.	28,714
	269	Thales S.A.	23,279

			365,285

		Commercial & Professional Services - 0.3%
	19,346	Dai Nippon Printing Co., Ltd.	181,436
	4,105	Toppan Printing Co., Ltd.	35,099

			216,535

		Consumer Durables & Apparel - 0.2%
	48,160	Belle International Holdings Ltd.	29,371
	1,685	Berkeley Group Holdings plc	73,837
	5,859	Onward Holdings Co., Ltd.	40,420

			143,628

		Consumer Services - 0.5%
	2,505	Colowide Co., Ltd.	40,804
	2,058	Darden Restaurants, Inc.	128,111
	2,281	Doutor Nichires Holdings Co., Ltd.	40,046

Shares or Principal Amount			Market Value †
COMMON STOCKS - 16.7%. - (continued)
		Consumer Services - 0.5% - (continued)
$	2,283	Saizeriya Co., Ltd.	$40,468
	115,146	SJM Holdings Ltd.	77,200

			326,629

		Energy - 3.2%
	1,503	Boardwalk Pipeline Partners L.P.	24,454
	1,560	Buckeye Partners L.P.	112,320
	15,229	CNOOC Ltd.	18,813
	672	Columbia Pipeline Partners L.P.	9,764
	363	Core Laboratories N.V.	48,519
	695	Crestwood Equity Partners LP	12,809
	1,578	CVR Energy, Inc.	38,314
	1,200	DCP Midstream Partners L.P.	39,204
	2,638	Enbridge Energy Partners L.P.	57,086
	5,718	Energy Transfer Partners L.P.	202,589
	1,700	EnLink Midstream Partners L.P.	23,936
	15,027	Enterprise Products Partners L.P.	401,071
	628	EQT Midstream Partners L.P.	49,794
	1,142	Genesis Energy L.P.	37,024
	2,759	Magellan Midstream Partners L.P.	198,841
	2,639	Memorial Production Partners L.P.	7,653
	2,550	MPLX L.P.	82,084
	1,010	NGL Energy Partners L.P.	12,908
	810	NuStar Energy L.P.	40,856
	2,050	ONEOK Partners L.P.	72,693
	230	Phillips 66 Partners L.P.	13,165
	4,668	Plains All American Pipeline L.P.	107,084
	984	SemGroup Corp. Class A	30,169
	700	Shell Midstream Partners L.P.	26,439
	700	Spectra Energy Partners L.P.	35,301
	2,216	Sunoco Logistics Partners L.P.	64,884
	488	Tallgrass Energy Partners L.P.	20,057
	1,266	Targa Resources Corp.	51,222
	590	TC PipeLines L.P.	32,314
	991	Teekay Corp.	11,099
	720	Tesoro Logistics L.P.	33,293
	4,180	TonenGeneral Sekiyu KK	39,592
	8,478	Veresen, Inc.	61,354
	891	Western Gas Partners L.P.	43,534
	3,030	Williams Partners L.P.	91,597
	397	Woodside Petroleum Ltd.	8,500

			2,160,336

		Food & Staples Retailing - 0.4%
	783	Kusuri No Aoki Co., Ltd.	41,263
	2,748	Wal-Mart Stores, Inc.	183,759
	15,717	WM Morrison Supermarkets plc	43,978

			269,000

		Food, Beverage & Tobacco - 0.2%
	2,421	Coca-Cola East Japan Co., Ltd.	44,355
	450	Mead Johnson Nutrition Co.	39,218
	932	Suntory Beverage & Food Ltd.	40,712
	20,073	WH Group Ltd. * (2)	16,213

			140,498

		Health Care Equipment & Services - 0.2%
	97	Anthem, Inc.	13,655
	804	Asahi Intecc Co., Ltd.	38,679
	4,040	Nipro Corp.	39,356
	753	St Shine Optical Co., Ltd.	14,060

			105,750

The accompanying notes are an integral part of these financial statements.

123

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
COMMON STOCKS - 16.7%. - (continued)
		Household & Personal Products - 0.1%
$	500	Pola Orbis Holdings, Inc.	$39,764

		Insurance - 1.2%
	1,732	Ageas	68,062
	406	Baloise Holding AG	50,326
	5,338	CNA Financial Corp.	168,681
	13,438	CNP Assurances	228,987
	579	KB Insurance Co., Ltd.	15,720
	354	SCOR SE	12,059
	1,977	Swiss Re AG	175,713
	38,097	UnipolSai S.p.A.	89,149

			808,697

		Materials - 0.3%
	4,011	BHP Billiton plc	54,808
	5,286	DS Smith plc	29,481
	4,719	Kaneka Corp.	39,497
	3,014	Severstal PAO GDR	35,102
	3	Sika AG	12,786

			171,674

		Media - 0.2%
	8,800	Vivendi S.A.	169,051

		Pharmaceuticals, Biotechnology & Life Sciences - 1.3%
	262	Amgen, Inc.	41,475
	5,779	Daiichi Sankyo Co., Ltd.	136,196
	156	Eli Lilly & Co.	11,783
	13	Galenica AG	19,032
	404	H. Lundbeck A/S *	13,499
	1,771	Johnson & Johnson	198,494
	2,500	Merck & Co., Inc.	137,100
	369	Otsuka Holdings Co., Ltd.	14,385
	5,613	Pfizer, Inc.	183,601
	1,286	Richter Gedeon Nyrt	25,547
	3,000	Sumitomo Dainippon Pharma Co., Ltd.	38,618
	205	Teva Pharmaceutical Industries Ltd. ADR	11,162
	866	Towa Pharmaceutical Co., Ltd.	39,797

			870,689

		Real Estate - 1.7%
	8,634	American Capital Agency Corp. REIT	158,607
	15,015	Annaly Capital Management, Inc. REIT	156,456
	13,022	Chimera Investment Corp. REIT	184,912
	32,619	Country Garden Holdings Co., Ltd.	12,871
	10,738	Guangzhou R&F Properties Co., Ltd.	14,974
	6,721	Link REIT	40,776
	22,963	MFA Financial, Inc. REIT	158,674
	70,460	New World Development Co., Ltd.	70,073
	25,201	Sino Land Co., Ltd.	39,564
	2,591	Starwood Property Trust, Inc. REIT	50,162
	6,004	Swire Properties Ltd.	15,590
	19,988	Two Harbors Investment Corp. REIT	156,506
	11,437	Wharf Holdings Ltd.	61,817
	6,657	Wheelock & Co., Ltd.	30,819

			1,151,801

		Retailing - 0.8%
	1,182	Adastria Co., Ltd.	39,172
	43	Amazon.com, Inc. *	28,362
	1,087	Aoyama Trading Co., Ltd.	40,528
	1,005	ASKUL Corp.	39,516
	2,100	Best Buy Co., Inc.	67,368

Shares or Principal Amount			Market Value †
COMMON STOCKS - 16.7%. - (continued)
		Retailing - 0.8% - (continued)
$	199	Foot Locker, Inc.	$12,227
	505	Gap, Inc.	11,706
	4,107	Gulliver International Co., Ltd.	40,371
	2,367	H2O Retailing Corp.	38,840
	217	Hyundai Home Shopping Network Corp.	25,407
	5,477	Inchcape plc	54,326
	1,112	Jin Co., Ltd.	41,018
	4,918	Marks & Spencer Group plc	30,506
	743	Nordstrom, Inc.	37,990
	182	Target Corp.	14,469

			521,806

		Semiconductors & Semiconductor Equipment - 0.3%
	2,881	Intel Corp.	87,236
	1,273	NVIDIA Corp.	45,230
	283	QUALCOMM, Inc.	14,297
	780	Teradyne, Inc.	14,750
	1,903	Tokyo Seimitsu Co., Ltd.	39,464

			200,977

		Software & Services - 0.4%
	100	Alphabet, Inc. Class A *	70,788
	1,731	Capcom Co., Ltd.	39,874
	1,652	Gurunavi, Inc.	39,094
	1,268	Konami Holdings Corp.	39,980
	1,082	Microsoft Corp.	53,959

			243,695

		Technology Hardware & Equipment - 0.6%
	84	Apple, Inc.	7,874
	4,391	Asustek Computer, Inc.	38,493
	1,526	Azbil Corp.	39,155
	458	F5 Networks, Inc. *	47,976
	11,863	Gigabyte Technology Co., Ltd.	12,664
	9,130	Hon Hai Precision Industry Co., Ltd.	21,748
	4,553	HP, Inc.	55,865
	52,472	Inventec Corp.	34,598
	15,960	Micro-Star International Co., Ltd.	25,402
	18,175	Pegatron Corp.	38,289
	1,475	Seagate Technology plc	32,111
	2,554	Shimadzu Corp.	38,227

			392,402

		Telecommunication Services - 1.3%
	5,192	AT&T, Inc.	201,553
	83,885	Bezeq The Israeli Telecommunication Corp. Ltd.	176,783
	5,291	CenturyLink, Inc.	163,756
	359	Elisa Oyj	13,424
	9,903	Emirates Telecommunications Group Co. PJSC	50,959
	28,056	HKT Trust & HKT Ltd.	40,654
	166,082	Jasmine International PCL	20,731
	593	KT Corp.	15,885
	1,278	MegaFon PJSC GDR	14,721
	67	SK Telecom Co., Ltd.	12,167
	13,483	Spark New Zealand Ltd.	34,864
	62,178	Telekomunikasi Indonesia Persero Tbk PT *	16,682
	13,812	Turkcell Iletisim Hizmetleri AS *	59,770
	710	Verizon Communications, Inc.	36,167

			858,116

		Transportation - 0.6%
	161	Alaska Air Group, Inc.	11,339

The accompanying notes are an integral part of these financial statements.

124

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value †
COMMON STOCKS - 16.7%. - (continued)
		Transportation - 0.6% - (continued)
$	31,214	Hutchison Port Holdings Trust	$13,857
	5,537	Japan Airlines Co., Ltd.	199,300
	22,916	Royal Mail plc	163,221
	173	Ryanair Holdings plc ADR	14,004

			401,721

		Utilities - 1.5%
	780	AmeriGas Partners L.P.	33,813
	7,522	CenterPoint Energy, Inc.	161,347
	6,821	CEZ AS	133,205
	591	DTE Energy Co.	52,694
	1,878	Entergy Corp.	141,188
	221	Exelon Corp.	7,755
	1,203	FirstEnergy Corp.	39,206
	165,855	HK Electric Investments & HK Electric Investments Ltd. (2)	149,138
	2,865	Hokuriku Electric Power Co.	37,524
	1,104	Korea Electric Power Corp.	59,968
	3,088	NiSource, Inc.	70,128
	214	Pinnacle West Capital Corp.	15,547
	12,380	Terna Rete Elettrica Nazionale S.p.A.	69,925
	1,817	Xcel Energy, Inc.	72,735

			1,044,173

		Total Common Stocks (cost $11,614,179)	11,243,394

CONVERTIBLE BONDS - 0.0%
		Insurance - 0.0%
$	10,000	MGIC Investment Corp. 2.00%, 04/01/2020	$12,137

		Oil & Gas - 0.0%
	20,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	10,063

		Total Convertible Bonds (cost $28,594)	22,200

EXCHANGE TRADED FUNDS - 9.6%
		Other Investment Pools & Funds - 9.6%
$	6,100	iShares 1-3 Year Credit Bond ETF	$644,282
	32,100	iShares iBoxx $ High Yield Corporate Bond ETF	2,691,585
	14,300	iShares JP Morgan USD Emerging Markets Bond ETF	1,596,309
	43,700	SPDR Barclays High Yield Bond ETF	1,542,610

		Total Exchange Traded Funds (cost $6,225,834)	6,474,786

		Total Long-Term Investments (cost $67,816,722)	65,810,602

SHORT-TERM INVESTMENTS - 5.5%
		Other Investment Pools & Funds - 5.5%
$	3,662,844	Federated Prime Obligations Fund	$3,662,844

		Total Short-Term Investments (cost $3,662,844)	3,662,844

Total Investments Excluding Purchased Options (cost $71,479,566)	103.4%	$69,473,446

Total Purchased Options (cost $61,433)	0.1%	$59,904

Total Investments (cost $71,540,999) ^	103.5%	$69,533,350
Other Assets and Liabilities	(3.5)%	(2,332,835)

Total Net Assets	100.0%	$67,200,515

The accompanying notes are an integral part of these financial statements.

125

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,614,969
Unrealized Depreciation	(3,622,618)

Net Unrealized Depreciation	$(2,007,649)

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $12,768,850, which represents 19.0% of total net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $2,025,694, which represents 3.0% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	This security may pay interest in additional principal instead of cash.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $127,398, which rounds to zero percent of total net assets.

(11)	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.

126

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.78 BRL per USD	06/30/16	USD	43,340	$388	$1,958	$(1,570)

Puts
CNH Put/JPY Call	GSC	16.76 JPY per CNH	07/21/16	CNH	305,000	$1,820	$1,159	$661
IBEX 35 Index Call	JPM	8,683.87 EUR	07/15/16	EUR	162	50,804	51,297	(493)
USD Put/INR Call	GSC	66.35 INR per USD	05/04/16	USD	187,000	256	1,401	(1,145)
USD Put/RUB Call	BOA	66.44 RUB per USD	05/12/16	USD	44,000	1,255	1,131	124
USD Put/RUB Call	GSC	66.02 RUB per USD	05/19/16	USD	45,000	1,182	1,170	12
USD Put/TRY Call	GSC	2.85 TRY per USD	05/05/16	USD	196,000	3,305	2,218	1,087
USD Put/ZAR Call	BOA	14.32 ZAR per USD	05/19/16	USD	52,000	894	1,100	(206)

Total Puts					829,162	$59,516	$59,476	$40

Total purchased option contracts					872,502	$59,904	$61,434	$(1,530)

Written option contracts:
Puts
FTSE/MIB Index Call	JPM	17,342.21 EUR	07/15/16	EUR	(79)	$(41,042)	$(51,031)	$9,989
USD Put/INR Call	BOA	66.35 INR per USD	05/04/16	USD	(94,000)	(128)	(200)	72

Total Puts					(94,079)	$(41,170)	$(51,231)	$10,061

Total written option contracts					(94,079)	$(41,170)	$(51,231)	$10,061

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(2,170,000)	$(15,096)	$(20,575)	$5,479
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(1,970,000)	(32,271)	(26,032)	(6,239)

Total Calls					(4,140,000)	$(47,367)	$(46,607)	$(760)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(2,170,000)	$(18,699)	$(12,247)	$(6,452)
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(1,970,000)	(8,139)	(24,236)	16,097

Total Puts					(4,140,000)	$(26,838)	$(36,483)	$9,645

Total written swaption contracts					(8,280,000)	$(74,205)	$(83,090)	$8,885

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
DAX Index Future	10	06/17/2016	$2,869,515	$2,887,101	$17,586
FTSE/JSE Top 40 Future Index	44	06/15/2016	1,450,258	1,450,043	(215)
NIKKEI 225 Index Future	10	06/09/2016	1,542,809	1,550,752	7,943
U.S. Treasury 10-Year Note Future	13	06/21/2016	1,696,947	1,690,813	(6,134)
U.S. Treasury 2-Year Note Future	5	06/30/2016	1,092,743	1,093,125	382
U.S. Treasury Long Bond Future	4	06/21/2016	661,941	653,250	(8,691)
U.S. Treasury Ultra Long Term Bond Future	9	06/21/2016	1,553,016	1,542,094	(10,922)

Total					$(51)

The accompanying notes are an integral part of these financial statements.

127

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Futures Contracts Outstanding at April 30, 2016 - (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Emerging Market (mini MSCI) Index Future	32	06/17/2016	$1,299,344	$1,341,440	$(42,096)
FTSE 100 Index Future	31	06/17/2016	2,763,202	2,813,768	(50,566)
Hang Seng Index Future	12	05/30/2016	1,643,307	1,613,067	30,240
NIKKEI 225 Index Future	9	06/09/2016	735,510	670,771	64,739
S&P 500 (E-Mini) Future	22	06/17/2016	2,177,297	2,265,010	(87,713)
U.S. Treasury 5-Year Note Future	23	06/30/2016	2,776,238	2,781,023	(4,785)

Total					$(90,181)

Total futures contracts					$(90,232)

TBA Sale Commitments Outstanding at April 30, 2016
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$800,000	05/01/2046	$(838,375)	$55

Total (proceeds $838,430)			$(838,375)	$55

At April 30, 2016, the aggregate market value of these securities represents (1.2)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06-1	JPM	USD	1,918	(0.18%)	07/25/45	$46	$—	$42	$(4)
ABX.HE.AAA.06-1	JPM	USD	5,755	(0.18%)	07/25/45	136	—	128	(8)
ABX.HE.AAA.07-1	MSC	USD	270,362	(0.09%)	08/25/37	65,593	—	67,565	1,972
CMBX.NA.A.7	JPM	USD	170,000	(2.00%)	01/17/47	—	(3,411)	11,028	14,439
CMBX.NA.A.7	JPM	USD	20,000	(2.00%)	01/17/47	—	(37)	1,298	1,335
CMBX.NA.AA.2	CSI	USD	156,444	(0.15%)	03/15/49	41,532	—	54,242	12,710
CMBX.NA.AA.2	CSI	USD	178,172	(0.15%)	03/15/49	54,652	—	61,799	7,147
CMBX.NA.AA.2	CSI	USD	21,728	(0.15%)	03/15/49	7,161	—	7,536	375
CMBX.NA.AA.7	CSI	USD	290,000	(1.50%)	01/17/47	—	(68)	11,868	11,936
CMBX.NA.AA.7	CSI	USD	70,000	(1.50%)	01/17/47	—	(564)	2,864	3,428
CMBX.NA.AA.7	CSI	USD	70,000	(1.50%)	01/17/47	89	—	2,865	2,776
CMBX.NA.AA.7	MSC	USD	50,000	(1.50%)	01/17/47	2,054	—	2,046	(8)
CMBX.NA.AA.7	MSC	USD	35,000	(1.50%)	01/17/47	2,436	—	1,433	(1,003)
CMBX.NA.AA.8	BCLY	USD	35,000	(1.50%)	10/17/57	1,544	—	2,184	640
CMBX.NA.AJ.2	JPM	USD	232,809	(1.09%)	03/15/49	16,960	—	27,963	11,003
CMBX.NA.AJ.2	JPM	USD	43,651	(1.09%)	03/15/49	3,560	—	5,243	1,683
CMBX.NA.AJ.3	GSC	USD	509,326	(1.47%)	12/13/49	93,482	—	142,054	48,572
CMBX.NA.AJ.3	MLI	USD	102,845	(1.47%)	12/13/49	19,640	—	28,684	9,044
CMBX.NA.AJ.3	GSC	USD	19,589	(1.47%)	12/13/49	4,230	—	5,489	1,259
CMBX.NA.AJ.4	JPM	USD	358,383	(0.96%)	02/17/51	62,280	—	95,066	32,786
CMBX.NA.AJ.4	GSC	USD	34,555	(0.96%)	02/17/51	9,329	—	9,194	(135)
CMBX.NA.AM.2	JPM	USD	16,331	(0.50%)	03/15/49	116	—	92	(24)
CMBX.NA.AM.2	JPM	USD	689,968	(0.50%)	03/15/49	8,455	—	3,867	(4,588)
CMBX.NA.AM.4	CSI	USD	25,000	(0.50%)	02/17/51	685	—	722	37
CMBX.NA.AM.4	JPM	USD	155,000	(0.50%)	02/17/51	6,581	—	4,476	(2,105)
CMBX.NA.AS.6	CSI	USD	130,000	(1.00%)	05/11/63	219	—	2,207	1,988
CMBX.NA.AS.6	CSI	USD	65,000	(1.00%)	05/11/63	523	—	1,103	580
CMBX.NA.AS.7	CSI	USD	135,000	(1.00%)	01/17/47	567	—	3,503	2,936
CMBX.NA.AS.8	DEUT	USD	30,000	(1.00%)	10/17/57	2,246	—	1,339	(907)

The accompanying notes are an integral part of these financial statements.

128

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: (continued)
Buy protection: (continued)
CMBX.NA.BBB.7	DEUT	USD	25,000	(3.00%)	01/17/47	$1,878	$—	$2,046	$168
CMBX.NA.BBB.7	GSC	USD	15,000	(3.00%)	01/17/47	1,073	—	1,227	154
CMBX.NA.BBB.7	CSI	USD	25,000	(3.00%)	01/17/47	1,954	—	2,046	92
CMBX.NA.BBB.7	CSI	USD	45,000	(3.00%)	01/17/47	3,723	—	3,683	(40)
CMBX.NA.BBB.7	DEUT	USD	25,000	(3.00%)	01/17/47	2,451	—	2,046	(405)
CMBX.NA.BBB.7	DEUT	USD	25,000	(3.00%)	01/17/47	3,197	—	2,046	(1,151)
CMBX.NA.BBB.7	MSC	USD	35,000	(3.00%)	01/17/47	4,358	—	2,864	(1,494)
CMBX.NA.BBB.7	GSC	USD	25,000	(3.00%)	01/17/47	3,586	—	2,046	(1,540)

Total						$426,336	$(4,080)	$575,904	$153,648

Sell protection:
CDX.EMS.25	BNP	USD	530,000	1.00%	06/20/21	$—	$(46,470)	$(43,923)	$2,547
CDX.EMS.25	BCLY	USD	184,000	1.00%	06/20/21	—	(16,850)	(15,229)	1,621
CDX.EMS.25	GSC	USD	290,000	1.00%	06/20/21	—	(25,627)	(24,033)	1,594
CDX.EMS.25	BCLY	USD	155,000	1.00%	06/20/21	—	(13,774)	(12,845)	929
CDX.EMS.25	BNP	USD	150,000	1.00%	06/20/21	—	(13,219)	(12,431)	788
CDX.EMS.25	JPM	USD	113,000	1.00%	06/20/21	—	(9,507)	(9,365)	142
CMBX.NA.A.2	MSC	USD	7,446	0.25%	03/15/49	—	(4,586)	(4,848)	(262)
CMBX.NA.A.2	MLI	USD	14,891	0.25%	03/15/49	—	(9,237)	(9,697)	(460)
CMBX.NA.A.2	BOA	USD	22,337	0.25%	03/15/49	—	(13,719)	(14,545)	(826)
CMBX.NA.A.2	MLI	USD	59,564	0.25%	03/15/49	—	(36,895)	(38,789)	(1,894)
CMBX.NA.A.2	MLI	USD	67,010	0.25%	03/15/49	—	(41,565)	(43,637)	(2,072)
CMBX.NA.A.2	DEUT	USD	70,732	0.25%	03/15/49	—	(42,925)	(46,061)	(3,136)
CMBX.NA.AAA.6	MLI	USD	302,000	0.50%	05/11/63	—	(9,774)	(4,656)	5,118
CMBX.NA.AAA.6	CSI	USD	875,000	0.50%	05/11/63	—	(14,255)	(13,489)	766
CMBX.NA.AAA.6	DEUT	USD	105,000	0.50%	05/11/63	—	(1,646)	(1,619)	27
CMBX.NA.BB.6	CSI	USD	145,000	5.00%	05/11/63	—	(17,033)	(13,201)	3,832
CMBX.NA.BB.6	CSI	USD	48,000	5.00%	05/11/63	760	—	(4,367)	(5,127)
CMBX.NA.BB.8	GSC	USD	70,000	5.00%	10/17/57	—	(23,739)	(15,372)	8,367
CMBX.NA.BB.8	MSC	USD	75,000	5.00%	10/17/57	—	(23,223)	(16,470)	6,753
CMBX.NA.BB.8	GSC	USD	70,000	5.00%	10/17/57	—	(21,192)	(15,372)	5,820
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	—	(26,499)	(27,450)	(951)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(4,460)	(5,490)	(1,030)
CMBX.NA.BB.8	GSC	USD	25,000	5.00%	10/17/57	—	(4,044)	(5,490)	(1,446)
CMBX.NA.BB.8	GSC	USD	80,000	5.00%	10/17/57	—	(9,506)	(17,568)	(8,062)
CMBX.NA.BB.8	MSC	USD	85,000	5.00%	10/17/57	—	(9,861)	(18,666)	(8,805)
CMBX.NA.BB.8	BCLY	USD	115,000	5.00%	10/17/57	—	(13,746)	(25,254)	(11,508)
CMBX.NA.BB.8	MLI	USD	115,000	5.00%	10/17/57	—	(10,636)	(25,253)	(14,617)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(5,756)	(24,156)	(18,400)
CMBX.NA.BB.8	BCLY	USD	130,000	5.00%	10/17/57	—	(7,918)	(28,548)	(20,630)
CMBX.NA.BB.8	BCLY	USD	210,000	5.00%	10/17/57	—	(23,759)	(46,116)	(22,357)
CMBX.NA.BB.9	GSC	USD	35,000	5.00%	09/15/58	—	(9,847)	(8,863)	984
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/15/58	—	(4,220)	(3,798)	422
CMBX.NA.BB.9	GSC	USD	15,000	5.00%	09/15/58	—	(4,184)	(3,799)	385
CMBX.NA.BB.9	CSI	USD	270,000	5.00%	09/17/58	—	(74,913)	(68,377)	6,536
CMBX.NA.BB.9	MSC	USD	270,000	5.00%	09/17/58	—	(74,913)	(68,377)	6,536
CMBX.NA.BB.9	GSC	USD	275,000	5.00%	09/17/58	—	(75,769)	(69,643)	6,126
CMBX.NA.BB.9	CSI	USD	270,000	5.00%	09/17/58	—	(74,126)	(68,377)	5,749
CMBX.NA.BB.9	GSC	USD	171,000	5.00%	09/17/58	—	(48,250)	(43,306)	4,944
CMBX.NA.BB.9	JPM	USD	20,000	5.00%	09/17/58	—	(5,532)	(5,065)	467
CMBX.NA.BB.9	MLI	USD	15,000	5.00%	09/17/58	—	(4,264)	(3,799)	465
CMBX.NA.BB.9	MLI	USD	15,000	5.00%	09/17/58	—	(4,149)	(3,799)	350
PrimeX.ARM.2	JPM	USD	226,755	4.58%	12/25/37	6,911	—	9,590	2,679
PrimeX.ARM.2	JPM	USD	75,927	4.58%	12/25/37	2,220	—	3,201	981

Total						$9,891	$(881,588)	$(918,352)	$(46,655)

Total traded indices						$436,227	$(885,668)	$(342,448)	$106,993

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federated Republic of)	BCLY	USD	850,000	(1.00%)/3.33%	06/20/21	$127,340	$—	$91,755	$(35,585)
United Mexican States	BNP	USD	150,000	(1.00%)/1.62%	06/20/21	5,783	—	4,337	(1,446)

Total						$133,123	$—	$96,092	$(37,031)

The accompanying notes are an integral part of these financial statements.

129

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: (continued)
Sell protection:
Brazilian Government International Bond	GSC	USD	85,000	1.00%/3.33%	06/20/21	$—	$(10,151)	$(9,176)	$975
Republic of South Africa	GSC	USD	80,000	1.00%/2.63%	12/20/20	—	(7,616)	(5,553)	2,063

Total						$—	$(17,767)	$(14,729)	$3,038

Total single-name issues						$133,123	$(17,767)	$81,363	$(33,993)

Total OTC contracts						$569,350	$(903,435)	$(261,085)	$73,000

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	4,288,000	5.00%	12/20/20	$(18,332)	$137,949	$156,281
CDX.NA.HY.26	USD	816,000	5.00%	06/20/21	21,663	26,246	4,583
CDX.NA.HY.26	USD	2,650,000	(5.00%)	06/20/21	(47,656)	(85,235)	(37,579)
CDX.NA.IG.26	USD	1,164,000	1.00%	06/20/21	11,600	13,440	1,840
ITRAXX.EUR.25	EUR	899,000	(1.00%)	06/20/21	(14,909)	(14,903)	6
ITRAXX.XOV.24	EUR	172,000	(5.00%)	12/20/20	(8,903)	(14,293)	(5,390)

Total					$(56,537)	$63,204	$119,741

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date (1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 3.30% based on the notional amount of currency received	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	GSC	USD 101,289	CNY 660,000	$—	$(679)	$(492)	$187
Fixed Rate equal to 3.21% based on the notional amount of currency received	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	DEUT	USD 29,832	CNY 195,000	—	(264)	(239)	25
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.21% based on the notional amount of currency received	09/21/21	DEUT	CNY 195,000	USD 29,832	264	—	$229	(35)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.30% based on the notional amount of currency received	09/21/21	GSC	CNY 660,000	USD 101,289	679	—	(4,612)	(5,291)

Total						$943	$(943)	$(5,114)	$(5,114)

The accompanying notes are an integral part of these financial statements.

130

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016

Counter-party	Payments made by Fund		Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	2,166,000	07/15/24	$—	$—	$4,828	$4,828
JPM	0.15% Fixed	3M SEK STIBOR	SEK	34,111,000	04/28/18	—	—	(155)	(155)

Total						$—	$—	$4,673	$4,673

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
1.63% Fixed	3M USD LIBOR	USD	1,604,000	06/15/26	$—	$—	$13,727	$13,727
6M GBP LIBOR	0.98% Fixed	GBP	2,932,000	04/26/18	—	—	925	925

Total					$—	$—	$14,652	$14,652

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value †	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield	GSC	USD	1,536,000	(3M LIBOR)	06/20/16	$—	$—	$—	$0
iShares iBoxx $ High Yield Corporate Bond ETF	BCLY	USD	1,518,332	(1M LIBOR - 0.60%)	07/28/16	—	—	2,539	2,539
iShares J.P. Morgan USD Emerging Markets Bond ETF	BOA	USD	2,724,330	(1M LIBOR - 0.60%)	03/31/17	—	—	—	0
S&P 500 Consumer Staples Index	BOA	USD	1,249,625	1M LIBOR + 0.35%	01/31/17	—	—	—	0
S&P 500 Health Care index	BOA	USD	1,253,859	(1M LIBOR - 0.35%)	01/31/17	—	—	—	0

Total						$—	$—	$2,539	$2,539

The accompanying notes are an integral part of these financial statements.

131

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
BRL	Sell	07/05/16	GSC	$63,472	$68,308	$(4,836)
BRL	Sell	07/05/16	MSC	198,200	211,184	(12,984)
BRL	Sell	08/17/16	MSC	229,333	243,047	(13,714)
CHF	Buy	05/31/16	JPM	626,435	636,697	10,262
CHF	Sell	05/31/16	JPM	630,543	640,872	(10,329)
CNY	Buy	07/20/16	CBK	29,908	29,981	73
CNY	Buy	07/28/16	JPM	219,333	211,351	(7,982)
CNY	Sell	07/28/16	GSC	12,928	13,066	(138)
CNY	Sell	07/28/16	DEUT	195,751	198,286	(2,535)
COP	Buy	06/15/16	SSG	194,382	217,912	23,530
COP	Sell	06/15/16	BOA	2,169	2,301	(132)
COP	Sell	06/15/16	GSC	165,894	168,858	(2,964)
COP	Sell	06/15/16	SSG	51,720	57,981	(6,261)
CZK	Sell	05/31/16	GSC	618,041	627,858	(9,817)
EUR	Buy	05/31/16	SSG	1,495,809	1,517,397	21,588
EUR	Buy	03/15/17	DEUT	1,099,656	1,138,722	39,066
EUR	Buy	03/15/17	BOA	104,928	110,050	5,122
EUR	Buy	03/15/17	BOA	108,861	110,049	1,188
EUR	Buy	03/15/17	CBK	22,200	23,168	968
EUR	Buy	03/15/17	UBS	68,797	69,505	708
EUR	Buy	03/15/17	JPM	5,605	5,792	187
EUR	Sell	05/11/16	GSC	62,648	62,998	(350)
EUR	Sell	05/31/16	SSG	963,690	977,599	(13,909)
EUR	Sell	03/15/17	BOA	179,602	185,346	(5,744)
EUR	Sell	03/15/17	BOA	290,269	312,772	(22,503)
EUR	Sell	03/15/17	BOA	924,421	959,168	(34,747)
GBP	Sell	05/31/16	CBK	924,878	929,362	(4,484)
GBP	Sell	06/15/16	WEST	93,847	96,449	(2,602)
HUF	Buy	05/18/16	HSBC	11,328	11,375	47
HUF	Sell	06/15/16	CBK	27,335	27,976	(641)
IDR	Buy	05/18/16	GSC	127,379	148,832	21,453
IDR	Buy	09/21/16	GSC	141,233	141,700	467
IDR	Sell	05/18/16	BCLY	69,138	75,475	(6,337)
IDR	Sell	05/18/16	JPM	67,012	73,357	(6,345)
IDR	Sell	06/15/16	JPM	160,858	161,251	(393)
IDR	Sell	09/21/16	SCB	35,088	35,425	(337)
IDR	Sell	09/21/16	DEUT	35,037	35,425	(388)
IDR	Sell	09/21/16	HSBC	70,460	70,849	(389)
INR	Buy	05/31/16	SSG	562,077	564,415	2,338
JPY	Sell	05/31/16	TDB	1,857,274	1,943,333	(86,059)
JPY	Sell	08/15/16	MSC	267,562	283,155	(15,593)
MXN	Buy	06/15/16	RBC	12,578	12,729	151
MXN	Buy	06/15/16	SSG	7,079	7,175	96
MXN	Sell	06/15/16	SCB	141,806	148,347	(6,541)
MYR	Sell	05/27/16	HSBC	644,749	643,600	1,149
MYR	Sell	06/15/16	JPM	110,305	116,306	(6,001)
NOK	Sell	05/31/16	JPM	119,373	121,571	(2,198)
PEN	Buy	06/15/16	SSG	55,998	57,553	1,555
PEN	Sell	06/15/16	SSG	1,450	1,514	(64)
PEN	Sell	06/15/16	CIB	15,217	16,054	(837)
PEN	Sell	06/15/16	JPM	37,969	39,983	(2,014)
PHP	Buy	07/20/16	CBK	859	849	(10)
PLN	Sell	06/15/16	CBK	76,105	77,477	(1,372)
RON	Sell	06/15/16	JPM	133,513	136,800	(3,287)
RUB	Buy	05/18/16	JPM	20,741	20,887	146
RUB	Sell	05/18/16	HSBC	10,380	10,443	(63)
RUB	Sell	06/15/16	CBK	65,528	72,110	(6,582)
THB	Buy	06/15/16	MSC	150,728	152,567	1,839

The accompanying notes are an integral part of these financial statements.

132

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
THB	Buy	06/15/16	BOA	$92,425	$93,513	$1,088
THB	Sell	06/15/16	SCB	240,901	246,080	(5,179)
TRY	Buy	06/15/16	BOA	88,280	91,741	3,461
TRY	Buy	06/15/16	JPM	37,933	39,871	1,938
TRY	Sell	05/04/16	CSFB	248,123	256,912	(8,789)
TRY	Sell	05/31/16	GSC	616,811	627,375	(10,564)
TRY	Sell	06/15/16	BOA	88,210	91,740	(3,530)
UYU	Buy	06/30/16	HSBC	175,660	175,660	—
UYU	Sell	06/15/16	HSBC	188,251	188,251	—
UYU	Sell	06/30/16	HSBC	72,950	72,950	—
UYU	Sell	06/30/16	HSBC	73,438	73,438	—
UYU	Sell	06/30/16	HSBC	147,175	147,175	—
ZAR	Buy	06/15/16	BNP	19,187	20,179	992
ZAR	Sell	06/15/16	GSC	17,607	20,179	(2,572)
ZAR	Sell	06/15/16	JPM	119,520	130,325	(10,805)

Total						$(203,509)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

133

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
MIB	Milano Italia Borsa
MSCI	Morgan Stanley Capital International
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
S&P	Standard & Poors
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

134

Hartford Multi-Asset Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$3,899,356	$—	$3,899,356	$—
Corporate Bonds	17,274,006	—	17,274,006	—
Foreign Government Obligations	2,968,752	—	2,968,752	—
Municipal Bonds	178,500	—	178,500	—
Senior Floating Rate Interests	10,799,915	—	10,799,915	—
U.S. Government Agencies	3,587,910	—	3,587,910	—
Equity Linked Securities	7,668,990	7,668,990	—	—
U.S. Government Securities	1,692,793	—	1,692,793	—
Common Stocks
Automobiles & Components	207,377	102,167	105,210	—
Banks	433,790	232,653	201,137	—
Capital Goods	365,285	33,169	332,116	—
Commercial & Professional Services	216,535	—	216,535	—
Consumer Durables & Apparel	143,628	—	143,628	—
Consumer Services	326,629	128,111	198,518	—
Energy	2,160,336	2,093,431	66,905	—
Food & Staples Retailing	269,000	183,759	85,241	—
Food, Beverage & Tobacco	140,498	39,218	101,280	—
Health Care Equipment & Services	105,750	13,655	92,095	—
Household & Personal Products	39,764	—	39,764	—
Insurance	808,697	168,681	640,016	—
Materials	171,674	—	171,674	—
Media	169,051	—	169,051	—
Pharmaceuticals, Biotechnology & Life Sciences	870,689	583,615	287,074	—
Real Estate	1,151,801	865,317	286,484	—
Retailing	521,806	172,122	349,684	—
Semiconductors & Semiconductor Equipment	200,977	161,513	39,464	—
Software & Services	243,695	124,747	118,948	—
Technology Hardware & Equipment	392,402	143,826	248,576	—
Telecommunication Services	858,116	513,820	344,296	—
Transportation	401,721	25,343	376,378	—
Utilities	1,044,173	594,413	449,760	—
Convertible Bonds	22,200	—	22,200	—
Exchange Traded Funds	6,474,786	6,474,786	—	—
Short-Term Investments	3,662,844	3,662,844	—	—
Purchased Options	59,904	—	59,904	—
Foreign Currency Contracts (2)	139,412	—	139,412	—
Futures Contracts (2)	120,890	120,890	—	—
Swaps - Credit Default (2)	407,736	—	407,736	—
Swaps - Cross Currency (2)	212	—	212	—
Swaps - Interest Rate (2)	19,480	—	19,480	—
Swaps - Total Return (2)	2,539	—	2,539	—

Total	$70,223,619	$24,107,070	$46,116,549	$—

Liabilities
Foreign Currency Contracts (2)	$(342,921)	$—	$(342,921)	$—
Futures Contracts (2)	(211,122)	(211,122)	—	—
Swaps - Credit Default (2)	(214,995)	—	(214,995)	—
Swaps - Cross Currency (2)	(5,326)	—	(5,326)	—
Swaps - Interest Rate (2)	(155)	—	(155)	—
TBA Sale Commitments	(838,375)	—	(838,375)	—
Written Options	(115,375)	—	(115,375)	—

Total	$(1,728,269)	$(211,122)	$(1,517,147)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

135

Multi-Strategy Funds

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Assets:
Investments in securities, at market value	$812,128,861	$7,312,498,732	$—
Investments in affiliated investment companies, at market value	—	—	1,898,349,638
Cash	5,500	226,400	—
Cash collateral due from broker	129,800	9,920,471	—
Foreign currency	—	241,767	—
Unrealized appreciation on OTC swap contracts	—	1,357,975	—
Unrealized appreciation on foreign currency contracts	—	119,345	—
Receivables:
Fund shares sold	925,935	39,724,992	2,680,868
Dividends and interest	3,020,988	45,316,881	1,621,278
Investment securities sold	9,150,042	41,255,638	290,835
Variation margin on financial derivative instruments	—	129,308	—
OTC swap premiums paid	—	2,737,204	—
Other assets	76,504	237,926	89,104

Total assets	825,437,630	7,453,766,639	1,903,031,723

Liabilities:
Unrealized depreciation on foreign currency contracts	—	1,224,528	—
Unrealized depreciation on OTC swap contracts	—	478,130	—
Cash collateral due to broker	—	345,000	—
TBA sale commitments, at market value	2,339,295	—	—
Unfunded loan commitments	—	—	—
Payables:
Investment securities purchased	11,921,974	57,135,186	1,621,278
Fund shares redeemed	636,555	8,286,884	2,452,343
Investment management fees	441,086	3,313,648	—
Variation margin on financial derivative instruments	109,582	188,053	—
Foreign taxes	—	—	—
Distribution fees	261,139	2,836,462	630,251
Written options	—	—	—
Accrued expenses	192,882	979,767	324,862
OTC swap premiums received	—	2,908,371	—

Total liabilities	15,902,513	77,696,029	5,028,734

Net assets	$809,535,117	$7,376,070,610	$1,898,002,989

Summary of Net Assets:
Capital stock and paid-in-capital	$770,827,659	$6,870,277,620	$1,781,032,944
Undistributed (distributions in excess of) net investment income	246,498	12,120,387	(8,126,459)
Accumulated net realized gain (loss)	(87,011,033)	(32,743,133)	44,674,041
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	125,471,993	526,415,736	80,422,463

Net assets	$809,535,117	$7,376,070,610	$1,898,002,989

The accompanying notes are an integral part of these financial statements.

136

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$394,174,573	$—	$—	$69,533,350
152,269,333	—	758,682,435	560,495,881	—
—	400,062	—	—	27,374
—	6,205,087	—	—	1,882,959
—	171,800	—	—	1,063,799
—	398,285	—	—	252,605
—	1,038,986	—	—	139,412

113,542	61,622	405,509	401,135	58,047
81,962	1,508,892	68,276	92,760	474,154
38,482	37,020,831	339,543	39,229	1,133,713
—	132,509	—	—	7,304
—	80	—	—	570,293
57,534	112,495	64,755	63,923	72,512

152,560,853	441,225,222	759,560,518	561,092,928	75,215,522

—	3,209,238	—	—	342,921
—	167,348	—	—	177,507
—	310,000	—	—	200,000
—	23,590,137	—	—	838,375
—	—	—	—	129,533

81,962	34,664,802	68,276	92,760	5,218,998
204,821	669,187	882,350	486,015	—
12,522	291,256	61,364	45,842	40,746
—	—	—	—	30,470
—	—	—	—	3,471
54,832	98,302	267,137	196,572	8,828
—	76,085	—	—	115,375
27,029	94,480	161,418	105,483	4,405
—	1,170,967	—	—	904,378

381,166	64,341,802	1,440,545	926,672	8,015,007

$152,179,687	$376,883,420	$758,119,973	$560,166,256	$67,200,515

$166,886,025	$379,071,454	$870,287,829	$590,042,457	$86,011,626
207,301	719,099	(379,878)	(590,230)	(900,995)
(13,561,279)	(13,755,923)	(106,183,073)	(22,931,725)	(15,829,692)
(1,352,360)	10,848,790	(5,604,905)	(6,354,246)	(2,080,424)

$152,179,687	$376,883,420	$758,119,973	$560,166,256	$67,200,515

The accompanying notes are an integral part of these financial statements.

137

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Shares authorized	960,000,000	1,600,000,000	1,000,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$20.69	$13.47	$9.66

Maximum offering price per share	$21.89	$14.25	$10.22

Shares outstanding	29,583,506	211,350,471	148,598,481

Net Assets	$612,085,361	$2,846,662,577	$1,435,835,084

Class B: Net asset value per share	$20.59	$13.44	$9.61

Shares outstanding	171,357	739,085	6,414,043

Net Assets	$3,528,813	$9,931,345	$61,635,877

Class C: Net asset value per share	$20.68	$13.29	$9.60

Shares outstanding	7,767,905	203,977,011	35,319,508

Net Assets	$160,667,552	$2,711,704,683	$339,125,330

Class I: Net asset value per share	$20.69	$13.47	$9.68

Shares outstanding	606,011	111,064,287	3,832,742

Net Assets	$12,536,558	$1,496,222,511	$37,089,733

Class R3: Net asset value per share	$20.90	$13.51	$9.63

Shares outstanding	98,475	11,508,315	1,529,795

Net Assets	$2,058,018	$155,494,062	$14,729,077

Class R4: Net asset value per share	$20.94	$13.52	$9.64

Shares outstanding	31,092	5,755,573	455,333

Net Assets	$651,183	$77,802,709	$4,389,088

Class R5: Net asset value per share	$20.96	$13.53	$9.67

Shares outstanding	9,450	2,082,081	537,402

Net Assets	$198,053	$28,177,163	$5,198,800

Class R6: Net asset value per share	$—	$13.59	$—

Shares outstanding	—	468,748	—

Net Assets	$—	$6,372,458	$—

Class Y: Net asset value per share	$20.97	$13.60	$—

Shares outstanding	849,100	3,214,310	—

Net Assets	$17,809,579	$43,703,102	$—

Cost of investments	$686,583,745	$6,787,071,800	$—
Cost of investments in affiliated investment companies	$—	$—	$1,817,927,175
Cost of foreign currency	$—	$242,569	$—
Proceeds of TBA sale commitments	$2,334,320	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

138

Multi-Strategy Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund
450,000,000	700,000,000	450,000,000	450,000,000	500,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$9.61	$10.18	$10.16	$10.69	$8.82

$10.17	$10.77	$10.75	$11.31	$9.24

10,663,755	13,925,187	53,211,940	35,948,911	2,067,915

$102,521,866	$141,742,883	$540,475,059	$384,278,086	$18,244,865

$9.48	$—	$10.11	$10.50	$—

248,313	—	1,239,617	720,552	—

$2,353,701	$—	$12,531,877	$7,566,710	$—

$9.47	$10.04	$10.02	$10.50	$8.82

3,604,471	8,162,390	16,587,460	11,512,338	496,072

$34,143,980	$81,921,313	$166,182,344	$120,877,731	$4,376,504

$9.63	$10.22	$10.10	$10.72	$8.83

97,333	5,430,633	783,721	867,735	572,302

$936,990	$55,513,930	$7,914,371	$9,305,768	$5,051,422

$9.61	$10.18	$9.92	$10.54	$8.83

795,444	187,186	1,345,985	2,210,112	218,077

$7,641,840	$1,905,558	$13,352,146	$23,300,637	$1,925,113

$9.62	$10.30	$10.10	$10.69	$8.83

244,913	140,242	1,264,059	764,220	219,392

$2,356,722	$1,445,093	$12,767,398	$8,166,117	$1,936,690

$9.65	$10.16	$10.16	$10.73	$8.83

230,568	1,005	481,766	621,765	220,230

$2,224,588	$10,214	$4,896,778	$6,671,207	$1,944,064

$—	$—	$—	$—	$—

—	—	—	—	—

$—	$—	$—	$—	$—

$—	$10.23	$—	$—	$8.83

—	9,218,513	—	—	3,820,159

$—	$94,344,429	$—	$—	$33,721,857

$—	$381,860,952	$—	$—	$71,540,999
$153,621,693	$—	$764,287,340	$566,850,127	$—
$—	$161,202	$—	$—	$1,023,628
$—	$23,554,953	$—	$—	$838,430
$—	$176,266	$—	$—	$134,321

The accompanying notes are an integral part of these financial statements.

139

Multi-Strategy Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Investment Income:
Dividends	$7,400,023	$53,555,433	$—
Dividends from affiliated investment companies	—	—	20,329,135
Interest	3,655,860	74,324,785	4
Less: Foreign tax withheld	(77,550)	(983,475)	—

Total investment income, net	10,978,333	126,896,743	20,329,139

Expenses:
Investment management fees	2,596,867	18,831,682	—
Administrative services fees
Class R3	1,607	138,033	13,371
Class R4	473	51,764	3,258
Class R5	80	12,188	2,544
Transfer agent fees
Class A	475,842	1,210,011	715,717
Class B	14,987	13,051	63,276
Class C	79,258	948,231	170,010
Class I	3,908	531,057	23,045
Class R3	242	1,552	616
Class R4	103	798	177
Class R5	28	325	32
Class R6	—	212	—
Class Y	59	256	—
Distribution fees
Class A	748,631	3,298,386	1,735,862
Class B	21,140	14,192	368,199
Class C	768,431	12,314,194	1,664,603
Class R3	4,017	345,082	33,427
Class R4	789	86,274	5,431
Custodian fees	3,570	58,185	660
Registration and filing fees	66,814	191,308	77,741
Accounting services fees	70,135	627,383	111,247
Board of Directors’ fees	9,498	79,341	23,056
Audit fees	9,218	22,421	9,359
Other expenses	189,357	1,355,324	401,373

Total expenses (before waivers and fees paid indirectly)	5,065,054	40,131,250	5,423,004
Expense waivers	(716)	(76,173)	—
Management fee waivers	—	—	—
Transfer agent fee waivers	(8,645)	—	—
Commission recapture	(1,704)	(4,834)	—

Total waivers and fees paid indirectly	(11,065)	(81,007)	—

Total expenses, net	5,053,989	40,050,243	5,423,004

Net Investment Income (Loss)	5,924,344	86,846,500	14,906,135

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	98,680,940
Net realized gain (loss) on investments	8,551,586	(23,338,814)	—
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on investments in affiliated investment companies	—	—	6,264,291
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	348,815	(7,819,467)	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	(688,927)	—
Net realized gain (loss) on foreign currency contracts	—	48,942	—
Net realized gain (loss) on other foreign currency transactions	(489)	(108,321)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	8,899,912	(31,906,587)	104,945,231

The accompanying notes are an integral part of these financial statements.

140

Multi-Strategy Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$3,005,193	$—	$—	$1,125,373
1,268,630	—	5,215,854	4,108,654	—
—	1,207,440	2	2,002	1,291,531
—	(147,203)	—	—	(9,183)

1,268,630	4,065,430	5,215,856	4,110,656	2,407,721

77,267	1,750,782	374,320	281,055	297,985

7,664	2,053	13,261	23,064	1,856
1,725	982	9,469	6,116	1,400
1,147	80	2,535	3,409	936

58,465	115,679	401,268	232,634	7,386
4,042	—	30,246	16,115	—
18,714	56,438	115,446	66,523	916
426	30,198	2,953	2,938	215
186	222	318	473	15
100	148	151	165	15
47	7	45	68	15
—	—	—	—	—
—	492	—	—	532

129,108	183,483	673,410	480,805	20,163
14,129	—	82,763	50,795	—
176,022	436,188	837,908	618,015	21,095
19,159	5,132	33,154	57,659	4,641
2,875	1,637	15,782	10,194	2,333
657	47,581	659	658	13,699
43,901	43,421	52,010	49,619	42,122
9,272	46,799	45,712	33,931	7,946
2,133	4,641	9,891	7,434	1,540
7,288	25,951	8,254	11,604	11,665
37,593	88,044	179,798	129,143	15,586

611,920	2,839,958	2,889,353	2,082,417	452,061
(40,504)	(325,014)	—	(1,053)	(59,384)
—	(3,849)	—	—	—
—	—	(5,418)	(876)	—
—	(2,488)	—	—	(8,264)

(40,504)	(331,351)	(5,418)	(1,929)	(67,648)

571,416	2,508,607	2,883,935	2,080,488	384,413

697,214	1,556,823	2,331,921	2,030,168	2,023,308

2,258,305	—	25,932,784	14,950,476	—
—	(9,257,063)	—	—	(9,540,563)
—	—	—	—	(408)
(14,592,266)	—	(123,547,178)	(34,255,262)	—
—	(390,887)	—	—	(39,135)
—	1,078,251	—	—	(162,314)
—	43,255	—	—	227,435
—	1,298,439	—	—	(245,198)
—	(2,932,152)	—	—	(108,843)
—	270,482	—	—	(203,906)

(12,333,961)	(9,889,675)	(97,614,394)	(19,304,786)	(10,072,932)

The accompanying notes are an integral part of these financial statements.

141

Multi-Strategy Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Balanced Fund	The Hartford Balanced Income Fund	The Hartford Checks and Balances Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(11,563,970)	$183,407,507	$—
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	—	—	(118,943,217)
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	(59,552)	1,765,536	—
Net unrealized appreciation (depreciation) of written option contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	713,122	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(1,611,679)	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	13,238	93,950	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(11,610,284)	184,368,436	(118,943,217)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(2,710,372)	152,461,849	(13,997,986)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,213,972	$239,308,349	$908,149

The accompanying notes are an integral part of these financial statements.

142

Multi-Strategy Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Conservative Allocation Fund	The Hartford Global All-Asset Fund (consolidated)	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund

$—	$9,759,368	$—	$—	$5,779,911
9,970,575	—	67,515,993	4,896,147	—
—	(20,452)	—	—	25,875
—	(328,666)	—	—	(132,505)
—	80,306	—	—	28,271
—	(178,921)	—	—	(181,621)
—	(2,531,619)	—	—	(135,957)
—	49,724	—	—	43,746

9,970,575	6,829,740	67,515,993	4,896,147	5,427,720

(2,363,386)	(3,059,935)	(30,098,401)	(14,408,639)	(4,645,212)

$(1,666,172)	$(1,503,112)	$(27,766,480)	$(12,378,471)	$(2,621,904)

The accompanying notes are an integral part of these financial statements.

143

Multi-Strategy Funds

Statements of Changes in Net Assets

	The Hartford Balanced Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$5,924,344	$8,149,955
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	8,899,912	44,290,083
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(11,610,284)	(33,167,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,213,972	19,272,473

Distributions to Shareholders:
From net investment income
Class A	(8,404,671)	(7,132,953)
Class B	(40,091)	(14,371)
Class C	(1,627,377)	(768,419)
Class I	(155,339)	(59,253)
Class R3	(19,632)	(8,285)
Class R4	(8,973)	(8,106)
Class R5	(2,462)	(2,432)
Class R6	—	—
Class Y	(177,570)	(69,580)

Total from net investment income	(10,436,115)	(8,063,399)

From net realized gain on investments
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	—	—

From tax return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(10,436,115)	(8,063,399)

Capital Share Transactions:
Sold	105,060,810	145,195,971
Issued on reinvestment of distributions	10,065,680	7,818,050
Redeemed	(81,921,822)	(104,978,744)

Net increase (decrease) from capital share transactions	33,204,668	48,035,277

Net Increase (Decrease) in Net Assets	25,982,525	59,244,351

Net Assets:
Beginning of period	783,552,592	724,308,241

End of period	$809,535,117	$783,552,592

Undistributed (distributions in excess of) net investment income	$246,498	$4,758,269

The accompanying notes are an integral part of these financial statements.

144

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

The Hartford Balanced Income Fund		The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund		The Hartford Global All-Asset Fund (consolidated)
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$86,846,500	$143,835,059	$14,906,135	$21,057,982	$697,214	$1,446,519	$1,556,823	$2,324,595
(31,906,587)	110,379,036	104,945,231	238,129,795	(12,333,961)	3,121,223	(9,889,675)	17,297,792
184,368,436	(166,880,903)	(118,943,217)	(217,035,474)	9,970,575	(10,422,136)	6,829,740	(17,310,485)

239,308,349	87,333,192	908,149	42,152,303	(1,666,172)	(5,854,394)	(1,503,112)	2,311,902

(34,583,112)	(62,458,924)	(18,735,240)	(55,713,483)	(380,012)	(1,875,342)	—	(5,409,754)
(139,819)	(370,397)	(675,413)	(3,294,011)	(4,779)	(77,881)	—	—
(23,801,319)	(39,854,450)	(3,262,326)	(10,837,330)	(56,755)	(592,198)	—	(2,460,431)
(19,299,721)	(33,050,873)	(550,607)	(1,460,103)	(4,464)	(26,812)	—	(3,050,630)
(1,660,230)	(2,543,674)	(155,600)	(396,054)	(23,699)	(135,696)	—	(57,126)
(915,240)	(1,508,471)	(58,368)	(156,199)	(9,340)	(50,543)	—	(40,973)
(348,125)	(586,494)	(75,830)	(44,562)	(10,864)	(47,613)	—	(85,423)
(88,037)	(22,022)	—	—	—	—	—	—
(518,562)	(842,848)	—	—	—	—	—	(982,763)

(81,354,165)	(141,238,153)	(23,513,384)	(71,901,742)	(489,913)	(2,806,085)	—	(12,087,100)

(43,597,114)	(36,282,177)	(135,452,123)	(106,653,342)	(1,369,661)	(5,655,677)	(10,264,499)	(22,409,257)
(205,848)	(283,645)	(7,828,281)	(8,153,285)	(40,117)	(279,328)	—	—
(40,662,736)	(30,309,242)	(33,070,353)	(25,529,842)	(472,352)	(1,983,497)	(6,290,683)	(14,348,050)
(21,482,202)	(16,546,445)	(3,515,156)	(2,661,651)	(12,446)	(78,230)	(4,288,931)	(11,542,413)
(2,198,274)	(1,648,138)	(1,244,237)	(799,514)	(102,693)	(438,171)	(146,653)	(351,411)
(1,104,289)	(822,583)	(426,209)	(300,849)	(31,144)	(151,915)	(85,232)	(154,842)
(372,175)	(312,399)	(494,166)	(12,362)	(31,088)	(141,981)	(40,375)	(305,906)
(100,762)	(151)	—	—	—	—	—	—
(530,425)	(393,249)	—	—	—	—	(1,923,547)	(3,542,170)

(110,253,825)	(86,598,029)	(182,030,525)	(144,110,845)	(2,059,501)	(8,728,799)	(23,039,920)	(52,654,049)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(191,607,990)	(227,836,182)	(205,543,909)	(216,012,587)	(2,549,414)	(11,534,884)	(23,039,920)	(64,741,149)

1,361,886,924	2,309,266,868	136,077,166	286,161,470	11,616,912	20,192,610	83,467,623	43,638,377
176,346,728	210,288,237	203,343,747	213,144,250	2,480,308	11,252,714	19,689,920	56,822,068
(803,434,021)	(1,236,883,493)	(178,584,243)	(280,875,143)	(21,996,036)	(58,025,946)	(69,359,001)	(163,335,579)

734,799,631	1,282,671,612	160,836,670	218,430,577	(7,898,816)	(26,580,622)	33,798,542	(62,875,134)

782,499,990	1,142,168,622	(43,799,090)	44,570,293	(12,114,402)	(43,969,900)	9,255,510	(125,304,381)

6,593,570,620	5,451,401,998	1,941,802,079	1,897,231,786	164,294,089	208,263,989	367,627,910	492,932,291

$7,376,070,610	$6,593,570,620	$1,898,002,989	$1,941,802,079	$152,179,687	$164,294,089	$376,883,420	$367,627,910

$12,120,387	$6,628,052	$(8,126,459)	$480,790	$207,301	$—	$719,099	$(837,724)

The accompanying notes are an integral part of these financial statements.

145

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Growth Allocation Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$2,331,921	$9,319,391
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(97,614,394)	67,285,581
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	67,515,993	(91,173,941)

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,766,480)	(14,568,969)

Distributions to Shareholders:
From net investment income
Class A	(8,630,634)	(18,087,464)
Class B	(27,787)	(645,388)
Class C	(1,302,256)	(4,477,434)
Class I	(159,034)	(204,078)
Class R3	(167,137)	(527,573)
Class R4	(204,032)	(470,558)
Class R5	(104,622)	(208,845)
Class R6	—	—
Class Y	—	—

Total from net investment income	(10,595,502)	(24,621,340)

From net realized gain on investments
Class A	(29,027,151)	(134,407,182)
Class B	(1,027,873)	(8,457,837)
Class C	(9,288,804)	(45,122,326)
Class I	(433,903)	(1,699,581)
Class R3	(741,109)	(4,311,184)
Class R4	(689,282)	(3,491,529)
Class R5	(287,934)	(1,392,515)
Class R6	—	—
Class Y	—	—

Total from net realized gain on investments	(41,496,056)	(198,882,154)

From tax return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from tax return of capital	—	—

Total distributions	(52,091,558)	(223,503,494)

Capital Share Transactions:
Sold	36,461,983	86,162,026
Issued on reinvestment of distributions	51,050,648	218,337,450
Redeemed	(78,387,011)	(165,906,798)

Net increase (decrease) from capital share transactions	9,125,620	138,592,678

Net Increase (Decrease) in Net Assets	(70,732,418)	(99,479,785)

Net Assets:
Beginning of period	828,852,391	928,332,176

End of period	$758,119,973	$828,852,391

Undistributed (distributions in excess of) net investment income	$(379,878)	$7,883,703

The accompanying notes are an integral part of these financial statements.

146

Multi-Strategy Funds

Statements of Changes in Net Assets – (continued)

Hartford Moderate Allocation Fund		Hartford Multi-Asset Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$2,030,168	$4,926,437	$2,023,308	$5,870,424
(19,304,786)	45,203,085	(10,072,932)	(6,695,083)
4,896,147	(63,156,679)	5,427,720	(3,940,842)

(12,378,471)	(13,027,157)	(2,621,904)	(4,765,501)

(1,963,784)	(8,794,684)	(515,383)	(501,033)
(29,946)	(393,255)	—	—
(396,213)	(2,794,746)	(115,274)	(168,813)
(54,973)	(233,842)	(85,724)	(120,728)
(97,211)	(666,596)	(55,311)	(82,529)
(39,823)	(342,393)	(58,476)	(88,272)
(38,448)	(173,311)	(60,497)	(91,927)
—	—	—	—
—	—	(1,415,836)	(5,444,597)

(2,620,398)	(13,398,827)	(2,306,501)	(6,497,899)

(25,459,622)	(34,416,160)	—	—
(762,041)	(1,823,645)	—	—
(8,397,808)	(12,237,856)	—	—
(602,808)	(901,536)	—	—
(1,528,981)	(2,777,103)	—	—
(566,418)	(1,358,839)	—	—
(505,580)	(653,612)	—	—
—	—	—	—
—	—	—	—

(37,823,258)	(54,168,751)	—	—

—	—	—	(45,724)
—	—	—	(15,405)
—	—	—	(11,017)
—	—	—	(7,531)
—	—	—	(8,056)
—	—	—	(8,389)
—	—	—	(496,860)

—	—	—	(592,982)

(40,443,656)	(67,567,578)	(2,306,501)	(7,090,881)

24,499,343	53,431,753	36,837,914	11,133,911
39,632,925	66,074,717	2,295,520	7,072,706
(63,461,362)	(160,828,090)	(100,326,070)	(14,612,615)

670,906	(41,321,620)	(61,192,636)	3,594,002

(52,151,221)	(121,916,355)	(66,121,041)	(8,262,380)

612,317,477	734,233,832	133,321,556	141,583,936

$560,166,256	$612,317,477	$67,200,515	$133,321,556

$(590,230)	$—	$(900,995)	$(617,802)

The accompanying notes are an integral part of these financial statements.

147

Multi-Strategy Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Balanced Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$20.87	$0.17	$(0.07)	$0.10		$(0.28)	$—	$(0.28)	$20.69	0.50	%(5)	$612,085	1.15	%(6)(7)	1.15	%(6)(7)(8)	1.65	%(6)	10%
B	20.78	0.08	(0.08)	—	(9)	(0.19)	—	(0.19)	20.59	—	(5)	3,529	2.45	(6)(7)	2.04	(6)(7)	0.75	(6)	10
C	20.87	0.10	(0.08)	0.02		(0.21)	—	(0.21)	20.68	0.11	(5)	160,668	1.84	(6)(7)	1.84	(6)(7)	0.96	(6)	10
I	20.86	0.19	(0.05)	0.14		(0.31)	—	(0.31)	20.69	0.69	(5)	12,537	0.82	(6)(7)	0.82	(6)(7)(8)	1.92	(6)	10
R3	21.09	0.15	(0.08)	0.07		(0.26)	—	(0.26)	20.90	0.35	(5)	2,058	1.47	(6)(7)	1.41	(6)(7)(8)	1.45	(6)	10
R4	21.13	0.17	(0.07)	0.10		(0.29)	—	(0.29)	20.94	0.48	(5)	651	1.17	(6)(7)	1.11	(6)(7)(8)	1.70	(6)	10
R5	21.14	0.20	(0.06)	0.14		(0.32)	—	(0.32)	20.96	0.67	(5)	198	0.87	(6)(7)	0.81	(6)(7)(8)	1.98	(6)	10
Y	21.15	0.22	(0.08)	0.14		(0.32)	—	(0.32)	20.97	0.69	(5)	17,810	0.74	(6)(7)	0.74	(6)(7)	2.19	(6)	10

For the Year Ended October 31, 2015
A	$20.54	$0.25	$0.33	$0.58		$(0.25)	$—	$(0.25)	$20.87	2.84%		$607,698	1.15%		1.15%		1.20%		22%
B	20.42	0.07	0.33	0.40		(0.04)	—	(0.04)	20.78	1.98		5,246	2.27		1.99		0.35		22
C	20.54	0.11	0.33	0.44		(0.11)	—	(0.11)	20.87	2.15		153,455	1.84		1.84		0.52		22
I(10)	21.08	0.19	(0.24)	(0.05)		(0.17)	—	(0.17)	20.86	(0.19	)(5)	7,436	0.86	(6)	0.86	(6)	1.59	(6)	22
R3	20.75	0.20	0.34	0.54		(0.20)	—	(0.20)	21.09	2.62		1,361	1.49		1.40		0.97		22
R4	20.78	0.26	0.34	0.60		(0.25)	—	(0.25)	21.13	2.90		594	1.16		1.10		1.25		22
R5	20.80	0.33	0.33	0.66		(0.32)	—	(0.32)	21.14	3.19		164	0.87		0.80		1.56		22
Y	20.82	0.35	0.31	0.66		(0.33)	—	(0.33)	21.15	3.22		7,600	0.74		0.74		1.65		22

For the Year Ended October 31, 2014
A	$18.62	$0.23	$1.92	$2.15		$(0.23)	$—	$(0.23)	$20.54	11.60%		$585,217	1.17%		1.17%		1.17%		39%
B	18.50	0.06	1.91	1.97		(0.05)	—	(0.05)	20.42	10.64		8,635	2.27		2.04		0.33		39
C	18.63	0.09	1.92	2.01		(0.10)	—	(0.10)	20.54	10.82		126,773	1.86		1.86		0.47		39
R3	18.81	0.18	1.94	2.12		(0.18)	—	(0.18)	20.75	11.32		593	1.50		1.40		0.93		39
R4	18.83	0.24	1.95	2.19		(0.24)	—	(0.24)	20.78	11.67		786	1.16		1.10		1.22		39
R5	18.85	0.30	1.95	2.25		(0.30)	—	(0.30)	20.80	12.02		157	0.86		0.80		1.53		39
Y	18.87	0.32	1.95	2.27		(0.32)	—	(0.32)	20.82	12.08		2,147	0.74		0.74		1.59		39

For the Year Ended October 31, 2013
A	$16.06	$0.22	$2.56	$2.78		$(0.22)	$—	$(0.22)	$18.62	17.40%		$542,452	1.21%		1.18%		1.24%		27%
B	15.94	0.07	2.54	2.61		(0.05)	—	(0.05)	18.50	16.43		12,206	2.27		2.04		0.42		27
C	16.07	0.09	2.57	2.66		(0.10)	—	(0.10)	18.63	16.58		100,230	1.89		1.89		0.52		27
R3	16.23	0.17	2.59	2.76		(0.18)	—	(0.18)	18.81	17.11		641	1.51		1.40		0.98		27
R4	16.23	0.24	2.59	2.83		(0.23)	—	(0.23)	18.83	17.55		531	1.15		1.10		1.35		27
R5	16.26	0.28	2.59	2.87		(0.28)	—	(0.28)	18.85	17.81		140	0.86		0.80		1.62		27
Y	16.27	0.30	2.59	2.89		(0.29)	—	(0.29)	18.87	17.92		1,979	0.74		0.74		1.69		27

For the Year Ended October 31, 2012(11)
A	$14.63	$0.22	$1.44	$1.66		$(0.23)	$—	$(0.23)	$16.06	11.42%		$483,041	1.24%		1.18%		1.40%		29%
B	14.51	0.09	1.42	1.51		(0.08)	—	(0.08)	15.94	10.43		15,803	2.24		2.05		0.55		29
C	14.64	0.10	1.45	1.55		(0.12)	—	(0.12)	16.07	10.60		78,414	1.92		1.92		0.67		29
R3	14.78	0.18	1.47	1.65		(0.20)	—	(0.20)	16.23	11.22		378	1.56		1.40		1.17		29
R4	14.79	0.24	1.44	1.68		(0.24)	—	(0.24)	16.23	11.44		1,456	1.16		1.10		1.59		29
R5	14.81	0.28	1.46	1.74		(0.29)	—	(0.29)	16.26	11.84		121	0.88		0.80		1.78		29
Y	14.82	0.29	1.46	1.75		(0.30)	—	(0.30)	16.27	11.89		1,804	0.75		0.75		1.83		29

For the Year Ended October 31, 2011
A	$14.23	$0.18	$0.40	$0.58		$(0.18)	$—	$(0.18)	$14.63	4.10%		$488,193	1.23%		1.18%		1.20%		43%
B	14.10	0.05	0.41	0.46		(0.05)	—	(0.05)	14.51	3.24		28,334	2.15		2.03		0.34		43
C	14.24	0.07	0.41	0.48		(0.08)	—	(0.08)	14.64	3.33		78,642	1.90		1.90		0.47		43
R3	14.38	0.15	0.41	0.56		(0.16)	—	(0.16)	14.78	3.87		228	1.52		1.40		0.98		43
R4	14.39	0.19	0.41	0.60		(0.20)	—	(0.20)	14.79	4.18		4,788	1.14		1.10		1.29		43
R5	14.40	0.24	0.41	0.65		(0.24)	—	(0.24)	14.81	4.52		107	0.85		0.80		1.58		43
Y	14.41	0.25	0.41	0.66		(0.25)	—	(0.25)	14.82	4.60		1,763	0.74		0.74		1.64		43

The accompanying notes are an integral part of these financial statements.

148

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Balanced Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$13.41	$0.18	$0.27	$0.45	$(0.17)	$(0.22)	$(0.39)	$13.47	3.47	%(5)	$2,846,663	0.96	%(6)(7)	0.96	%(6)(7)(12)	2.81	%(6)	19%
B	13.37	0.18	0.27	0.45	(0.16)	(0.22)	(0.38)	13.44	3.53	(5)	9,931	1.09	(6)(7)	1.00	(6)(7)(12)	2.79	(6)	19
C	13.24	0.13	0.26	0.39	(0.12)	(0.22)	(0.34)	13.29	3.07	(5)	2,711,705	1.69	(6)(7)	1.69	(6)(7)(12)	2.08	(6)	19
I	13.41	0.20	0.27	0.47	(0.19)	(0.22)	(0.41)	13.47	3.61	(5)	1,496,223	0.69	(6)(7)	0.69	(6)(7)(12)	3.06	(6)	19
R3	13.45	0.16	0.27	0.43	(0.15)	(0.22)	(0.37)	13.51	3.34	(5)	155,494	1.32	(6)(7)	1.25	(6)(7)(12)	2.51	(6)	19
R4	13.45	0.18	0.28	0.46	(0.17)	(0.22)	(0.39)	13.52	3.55	(5)	77,803	1.02	(6)(7)	0.95	(6)(7)(12)	2.81	(6)	19
R5	13.47	0.20	0.27	0.47	(0.19)	(0.22)	(0.41)	13.53	3.60	(5)	28,177	0.72	(6)(7)	0.70	(6)(7)(12)	3.06	(6)	19
R6	13.53	0.21	0.26	0.47	(0.19)	(0.22)	(0.41)	13.59	3.62	(5)	6,372	0.62	(6)(7)	0.62	(6)(7)(12)	3.15	(6)	19
Y	13.53	0.20	0.28	0.48	(0.19)	(0.22)	(0.41)	13.60	3.69	(5)	43,703	0.62	(6)(7)	0.62	(6)(7)(12)	3.14	(6)	19

For the Year Ended October 31, 2015
A	$13.72	$0.33	$(0.10)	$0.23	$(0.33)	$(0.21)	$(0.54)	$13.41	1.77%		$2,635,923	0.95%		0.95%		2.48%		39%
B	13.69	0.35	(0.14)	0.21	(0.32)	(0.21)	(0.53)	13.37	1.63		12,811	1.06		0.99		2.56		39
C	13.56	0.25	(0.12)	0.13	(0.24)	(0.21)	(0.45)	13.24	1.01		2,414,291	1.69		1.69		1.84		39
I	13.72	0.38	(0.11)	0.27	(0.37)	(0.21)	(0.58)	13.41	2.04		1,274,683	0.69		0.69		2.85		39
R3	13.77	0.31	(0.13)	0.18	(0.29)	(0.21)	(0.50)	13.45	1.40		127,608	1.31		1.24		2.30		39
R4	13.77	0.35	(0.13)	0.22	(0.33)	(0.21)	(0.54)	13.45	1.70		66,468	1.01		0.94		2.60		39
R5	13.78	0.38	(0.11)	0.27	(0.37)	(0.21)	(0.58)	13.47	2.03		22,907	0.71		0.69		2.84		39
R6(13)	13.90	0.33	(0.12)	0.21	(0.37)	(0.21)	(0.58)	13.53	1.65	(5)	6,072	0.67	(6)	0.64	(6)	2.50	(6)	39
Y	13.84	0.40	(0.12)	0.28	(0.38)	(0.21)	(0.59)	13.53	2.10		32,808	0.61		0.61		2.92		39

For the Year Ended October 31, 2014
A	$13.05	$0.34	$0.83	$1.17	$(0.32)	$(0.18)	$(0.50)	$13.72	9.19%		$2,317,429	0.97%		0.97%		2.56%		40%
B	13.01	0.34	0.84	1.18	(0.32)	(0.18)	(0.50)	13.69	9.25		18,846	1.07		0.99		2.56		40
C	12.91	0.24	0.82	1.06	(0.23)	(0.18)	(0.41)	13.56	8.39		1,884,930	1.70		1.70		1.81		40
I	13.05	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.72	9.47		1,031,554	0.70		0.70		2.80		40
R3	13.10	0.30	0.84	1.14	(0.29)	(0.18)	(0.47)	13.77	8.90		106,894	1.32		1.24		2.26		40
R4	13.10	0.35	0.83	1.18	(0.33)	(0.18)	(0.51)	13.77	9.19		54,196	1.02		0.94		2.58		40
R5	13.11	0.38	0.83	1.21	(0.36)	(0.18)	(0.54)	13.78	9.44		13,069	0.73		0.69		2.83		40
Y	13.16	0.39	0.84	1.23	(0.37)	(0.18)	(0.55)	13.84	9.55		24,484	0.62		0.62		2.89		40

For the Year Ended October 31, 2013
A	$12.24	$0.32	$0.94	$1.26	$(0.30)	$(0.15)	$(0.45)	$13.05	10.57%		$1,879,401	0.99%		0.96%		2.53%		32%
B	12.20	0.32	0.94	1.26	(0.30)	(0.15)	(0.45)	13.01	10.60		20,966	1.10		0.96		2.55		32
C	12.13	0.22	0.93	1.15	(0.22)	(0.15)	(0.37)	12.91	9.70		1,326,973	1.72		1.70		1.78		32
I	12.24	0.35	0.94	1.29	(0.33)	(0.15)	(0.48)	13.05	10.84		598,310	0.73		0.71		2.77		32
R3	12.29	0.29	0.94	1.23	(0.27)	(0.15)	(0.42)	13.10	10.27		59,155	1.33		1.22		2.26		32
R4	12.28	0.32	0.95	1.27	(0.30)	(0.15)	(0.45)	13.10	10.64		37,128	1.03		0.91		2.55		32
R5	12.29	0.36	0.94	1.30	(0.33)	(0.15)	(0.48)	13.11	10.90		9,269	0.73		0.69		2.80		32
Y	12.34	0.36	0.95	1.31	(0.34)	(0.15)	(0.49)	13.16	10.91		14,384	0.63		0.62		2.81		32

For the Year Ended October 31, 2012
A	$11.02	$0.35	$1.18	$1.53	$(0.31)	$—	$(0.31)	$12.24	14.05%		$1,131,250	1.04%		0.83%		2.98%		30%
B	10.98	0.30	1.16	1.46	(0.24)	—	(0.24)	12.20	13.44		16,451	1.54		1.30		2.55		30
C	10.94	0.25	1.18	1.43	(0.24)	—	(0.24)	12.13	13.22		649,208	1.79		1.58		2.19		30
I	11.02	0.37	1.18	1.55	(0.33)	—	(0.33)	12.24	14.31		307,422	0.81		0.59		3.19		30
R3	11.06	0.31	1.20	1.51	(0.28)	—	(0.28)	12.29	13.84		27,888	1.41		1.11		2.64		30
R4	11.06	0.33	1.21	1.54	(0.32)	—	(0.32)	12.28	14.08		14,568	1.17		0.83		2.77		30
R5	11.06	0.38	1.18	1.56	(0.33)	—	(0.33)	12.29	14.33		164	0.76		0.56		3.29		30
Y	11.05	0.37	1.26	1.63	(0.34)	—	(0.34)	12.34	14.98		1,829	0.74		0.56		3.14		30

For the Year Ended October 31, 2011
A	$10.55	$0.37	$0.44	$0.81	$(0.34)	$—	$(0.34)	$11.02	7.78%		$395,347	1.17%		0.67%		3.44%		29%
B	10.51	0.28	0.44	0.72	(0.25)	—	(0.25)	10.98	6.96		9,328	2.05		1.50		2.61		29
C	10.48	0.29	0.44	0.73	(0.27)	—	(0.27)	10.94	7.05		140,127	1.90		1.40		2.70		29
I	10.54	0.39	0.45	0.84	(0.36)	—	(0.36)	11.02	8.11		62,139	0.94		0.44		3.62		29
R3	10.58	0.32	0.46	0.78	(0.30)	—	(0.30)	11.06	7.45		5,333	1.50		1.00		2.96		29
R4	10.58	0.37	0.44	0.81	(0.33)	—	(0.33)	11.06	7.82		463	1.22		0.70		3.37		29
R5	10.58	0.41	0.44	0.85	(0.37)	—	(0.37)	11.06	8.13		119	0.91		0.40		3.75		29
Y	10.57	0.42	0.43	0.85	(0.37)	—	(0.37)	11.05	8.23		136	0.81		0.31		3.84		29

The accompanying notes are an integral part of these financial statements.

149

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Checks and Balances Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.81	$0.09	$(0.09)	$—	$(0.13)	$(1.02)	$(1.15)	$9.66	0.21	%(5)	$1,435,835	0.40	%(6)(7)	0.40	%(6)(7)	1.77	%(6)	3%
B	10.76	0.05	(0.10)	(0.05)	(0.08)	(1.02)	(1.10)	9.61	(0.23	)(5)	61,636	1.22	(6)(7)	1.22	(6)(7)	0.96	(6)	3
C	10.75	0.05	(0.09)	(0.04)	(0.09)	(1.02)	(1.11)	9.60	(0.16	)(5)	339,125	1.15	(6)(7)	1.15	(6)(7)	1.02	(6)	3
I	10.83	0.10	(0.09)	0.01	(0.14)	(1.02)	(1.16)	9.68	0.38	(5)	37,090	0.18	(6)(7)	0.18	(6)(7)	2.04	(6)	3
R3	10.78	0.06	(0.08)	(0.02)	(0.11)	(1.02)	(1.13)	9.63	0.06	(5)	14,729	0.76	(6)(7)	0.76	(6)(7)	1.34	(6)	3
R4	10.79	0.08	(0.08)	—	(0.13)	(1.02)	(1.15)	9.64	0.19	(5)	4,389	0.46	(6)(7)	0.46	(6)(7)	1.67	(6)	3
R5	10.82	0.10	(0.09)	0.01	(0.14)	(1.02)	(1.16)	9.67	0.34	(5)	5,199	0.15	(6)(7)	0.15	(6)(7)	1.99	(6)	3

For the Year Ended October 31, 2015
A	$11.89	$0.14	$0.11	$0.25	$(0.43)	$(0.90)	$(1.33)	$10.81	2.38%		$1,443,659	0.39%		0.39%		1.26%		7%
B	11.83	0.07	0.10	0.17	(0.34)	(0.90)	(1.24)	10.76	1.64		87,066	1.20		1.20		0.64		7
C	11.83	0.05	0.12	0.17	(0.35)	(0.90)	(1.25)	10.75	1.64		351,257	1.14		1.14		0.47		7
I	11.90	0.21	0.07	0.28	(0.45)	(0.90)	(1.35)	10.83	2.64		36,770	0.16		0.16		1.93		7
R3	11.86	0.08	0.13	0.21	(0.39)	(0.90)	(1.29)	10.78	2.03		13,247	0.75		0.75		0.73		7
R4	11.87	0.12	0.13	0.25	(0.43)	(0.90)	(1.33)	10.79	2.33		4,652	0.45		0.45		1.13		7
R5	11.90	0.15	0.13	0.28	(0.46)	(0.90)	(1.36)	10.82	2.65		5,150	0.14		0.14		1.37		7

For the Year Ended October 31, 2014
A	$11.75	$0.14	$1.07	$1.21	$(0.21)	$(0.86)	$(1.07)	$11.89	11.07%		$1,404,632	0.39%		0.39%		1.25%		15%
B	11.64	0.05	1.05	1.10	(0.05)	(0.86)	(0.91)	11.83	10.09		108,791	1.19		1.19		0.46		15
C	11.65	0.06	1.04	1.10	(0.06)	(0.86)	(0.92)	11.83	10.17		334,810	1.14		1.14		0.50		15
I	11.78	0.18	1.06	1.24	(0.26)	(0.86)	(1.12)	11.90	11.35		34,269	0.14		0.14		1.53		15
R3	11.69	0.10	1.06	1.16	(0.13)	(0.86)	(0.99)	11.86	10.70		10,635	0.75		0.75		0.88		15
R4	11.73	0.13	1.07	1.20	(0.20)	(0.86)	(1.06)	11.87	11.06		3,932	0.45		0.45		1.14		15
R5	11.78	0.17	1.07	1.24	(0.26)	(0.86)	(1.12)	11.90	11.34		163	0.15		0.15		1.48		15

For the Year Ended October 31, 2013
A	$9.92	$0.16	$1.88	$2.04	$(0.18)	$(0.03)	$(0.21)	$11.75	20.89%		$1,354,101	0.41%		0.41%		1.51%		12%
B	9.88	0.08	1.86	1.94	(0.15)	(0.03)	(0.18)	11.64	20.01		117,550	1.21		1.21		0.72		12
C	9.89	0.08	1.87	1.95	(0.16)	(0.03)	(0.19)	11.65	20.00		308,250	1.16		1.16		0.76		12
I	9.93	0.18	1.88	2.06	(0.18)	(0.03)	(0.21)	11.78	21.15		29,305	0.15		0.15		1.70		12
R3	9.90	0.13	1.86	1.99	(0.17)	(0.03)	(0.20)	11.69	20.43		10,875	0.75		0.75		1.19		12
R4	9.91	0.16	1.86	2.02	(0.17)	(0.03)	(0.20)	11.73	20.79		1,535	0.46		0.46		1.46		12
R5	9.93	0.19	1.87	2.06	(0.18)	(0.03)	(0.21)	11.78	21.16		144	0.15		0.15		1.74		12

For the Year Ended October 31, 2012(11)
A	$9.22	$0.20	$0.74	$0.94	$(0.20)	$(0.04)	$(0.24)	$9.92	10.43%		$1,277,312	0.41%		0.41%		2.15%		12%
B	9.19	0.13	0.72	0.85	(0.12)	(0.04)	(0.16)	9.88	9.45		114,693	1.22		1.22		1.35		12
C	9.19	0.13	0.74	0.87	(0.13)	(0.04)	(0.17)	9.89	9.63		284,190	1.16		1.16		1.41		12
I	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70		21,254	0.16		0.16		2.38		12
R3	9.20	0.17	0.74	0.91	(0.17)	(0.04)	(0.21)	9.90	10.08		10,764	0.76		0.76		1.71		12
R4	9.22	0.20	0.73	0.93	(0.20)	(0.04)	(0.24)	9.91	10.29		1,375	0.47		0.47		1.92		12
R5	9.23	0.23	0.74	0.97	(0.23)	(0.04)	(0.27)	9.93	10.70		119	0.16		0.16		2.37		12

For the Year Ended October 31, 2011(11)
A	$9.22	$0.13	$—	$0.13	$(0.13)	$—	$(0.13)	$9.22	1.44%		$1,337,009	0.41%		0.41%		1.36%		19%
B	9.18	0.05	0.02	0.07	(0.06)	—	(0.06)	9.19	0.71		123,183	1.21		1.21		0.55		19
C	9.19	0.06	—	0.06	(0.06)	—	(0.06)	9.19	0.66		310,632	1.16		1.16		0.61		19
I	9.22	0.15	0.02	0.17	(0.16)	—	(0.16)	9.23	1.81		19,854	0.15		0.15		1.61		19
R3	9.21	0.10	—	0.10	(0.11)	—	(0.11)	9.20	1.05		9,211	0.76		0.76		1.00		19
R4	9.21	0.12	0.02	0.14	(0.13)	—	(0.13)	9.22	1.53		822	0.47		0.46		1.29		19
R5	9.22	0.15	0.02	0.17	(0.16)	—	(0.16)	9.23	1.83		107	0.15		0.15		1.62		19

The accompanying notes are an integral part of these financial statements.

150

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Conservative Allocation Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.85	$0.05	$(0.14)	$(0.09)	$(0.03)	$(0.12)	$(0.15)	$9.61	(0.81	)%(5)	$102,522	0.58	%(6)(7)	0.53	%(6)(7)	1.09	%(6)	76%
B	9.73	0.02	(0.13)	(0.11)	(0.02)	(0.12)	(0.14)	9.48	(1.12	)(5)	2,354	1.50	(6)(7)	1.28	(6)(7)	0.33	(6)	76
C	9.73	0.02	(0.15)	(0.13)	(0.01)	(0.12)	(0.13)	9.47	(1.23	)(5)	34,144	1.32	(6)(7)	1.28	(6)(7)	0.34	(6)	76
I	9.86	0.06	(0.13)	(0.07)	(0.04)	(0.12)	(0.16)	9.63	(0.62	)(5)	937	0.30	(6)(7)	0.27	(6)(7)	1.36	(6)	76
R3	9.85	0.04	(0.13)	(0.09)	(0.03)	(0.12)	(0.15)	9.61	(0.87	)(5)	7,642	0.92	(6)(7)	0.78	(6)(7)	0.84	(6)	76
R4	9.86	0.05	(0.13)	(0.08)	(0.04)	(0.12)	(0.16)	9.62	(0.78	)(5)	2,357	0.62	(6)(7)	0.48	(6)(7)	1.14	(6)	76
R5	9.88	0.07	(0.14)	(0.07)	(0.04)	(0.12)	(0.16)	9.65	(0.61	)(5)	2,225	0.32	(6)(7)	0.18	(6)(7)	1.44	(6)	76

For the Year Ended October 31, 2015
A	$10.78	$0.10	$(0.42)	$(0.32)	$(0.15)	$(0.46)	$(0.61)	$9.85	(3.01)%		$108,907	0.60%		0.60%		0.98%		15%
B	10.72	0.04	(0.44)	(0.40)	(0.13)	(0.46)	(0.59)	9.73	(3.83)		3,371	1.47		1.41		0.41		15
C	10.71	0.02	(0.41)	(0.39)	(0.13)	(0.46)	(0.59)	9.73	(3.70)		37,732	1.34		1.34		0.22		15
I	10.77	0.16	(0.45)	(0.29)	(0.16)	(0.46)	(0.62)	9.86	(2.74)		1,064	0.31		0.31		1.53		15
R3	10.81	0.07	(0.43)	(0.36)	(0.14)	(0.46)	(0.60)	9.85	(3.36)		8,256	0.94		0.91		0.72		15
R4	10.79	0.10	(0.42)	(0.32)	(0.15)	(0.46)	(0.61)	9.86	(3.02)		2,461	0.65		0.61		0.94		15
R5	10.79	0.14	(0.43)	(0.29)	(0.16)	(0.46)	(0.62)	9.88	(2.73)		2,504	0.34		0.31		1.37		15

For the Year Ended October 31, 2014
A	$11.05	$0.07	$0.09	$0.16	$(0.09)	$(0.34)	$(0.43)	$10.78	1.50%		$134,286	0.59%		0.59%		0.64%		27%
B	10.99	(0.01)	0.08	0.07	—	(0.34)	(0.34)	10.72	0.71		6,872	1.43		1.40		(0.13)		27
C	10.98	(0.01)	0.08	0.07	—	(0.34)	(0.34)	10.71	0.71		46,745	1.34		1.34		(0.09)		27
I	11.06	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.77	1.76		1,829	0.32		0.32		0.91		27
R3	11.06	0.03	0.09	0.12	(0.03)	(0.34)	(0.37)	10.81	1.17		10,141	0.94		0.90		0.31		27
R4	11.04	0.07	0.08	0.15	(0.06)	(0.34)	(0.40)	10.79	1.45		4,806	0.64		0.60		0.65		27
R5	11.08	0.10	0.08	0.18	(0.13)	(0.34)	(0.47)	10.79	1.74		3,585	0.34		0.30		0.92		27

For the Year Ended October 31, 2013
A	$11.35	$0.10	$0.15	$0.25	$(0.32)	$(0.23)	$(0.55)	$11.05	2.26%		$147,617	0.58%		0.58%		0.93%		22%
B	11.33	0.03	0.13	0.16	(0.27)	(0.23)	(0.50)	10.99	1.42		11,240	1.40		1.40		0.27		22
C	11.32	0.02	0.15	0.17	(0.28)	(0.23)	(0.51)	10.98	1.51		53,554	1.32		1.32		0.17		22
I	11.34	0.12	0.16	0.28	(0.33)	(0.23)	(0.56)	11.06	2.60		1,397	0.30		0.30		1.13		22
R3	11.37	0.05	0.17	0.22	(0.30)	(0.23)	(0.53)	11.06	1.99		10,496	0.93		0.93		0.48		22
R4	11.33	0.12	0.13	0.25	(0.31)	(0.23)	(0.54)	11.04	2.29		7,620	0.62		0.62		1.08		22
R5	11.36	0.15	0.13	0.28	(0.33)	(0.23)	(0.56)	11.08	2.57		3,378	0.32		0.32		1.35		22

For the Year Ended October 31, 2012(11)
A	$10.71	$0.12	$0.68	$0.80	$(0.16)	$—	$(0.16)	$11.35	7.55%		$166,842	0.58%		0.58%		1.13%		83%
B	10.71	0.03	0.68	0.71	(0.09)	—	(0.09)	11.33	6.69		17,538	1.39		1.39		0.38		83
C	10.70	0.04	0.68	0.72	(0.10)	—	(0.10)	11.32	6.78		59,053	1.33		1.33		0.37		83
I	10.69	0.16	0.67	0.83	(0.18)	—	(0.18)	11.34	7.89		1,481	0.30		0.30		1.39		83
R3	10.74	0.08	0.68	0.76	(0.13)	—	(0.13)	11.37	7.18		9,608	0.93		0.93		0.62		83
R4	10.69	0.11	0.69	0.80	(0.16)	—	(0.16)	11.33	7.55		14,196	0.63		0.63		1.00		83
R5	10.71	0.15	0.68	0.83	(0.18)	—	(0.18)	11.36	7.86		4,192	0.33		0.33		1.43		83

For the Year Ended October 31, 2011(11)
A	$10.55	$0.21	$0.22	$0.43	$(0.27)	$—	$(0.27)	$10.71	4.09%		$163,779	0.58%		0.58%		1.99%		41%
B	10.55	0.13	0.21	0.34	(0.18)	—	(0.18)	10.71	3.24		21,454	1.37		1.37		1.20		41
C	10.54	0.13	0.22	0.35	(0.19)	—	(0.19)	10.70	3.32		55,946	1.32		1.32		1.23		41
I	10.54	0.23	0.22	0.45	(0.30)	—	(0.30)	10.69	4.29		1,248	0.30		0.30		2.16		41
R3	10.59	0.18	0.21	0.39	(0.24)	—	(0.24)	10.74	3.67		7,324	0.93		0.93		1.48		41
R4	10.54	0.21	0.20	0.41	(0.26)	—	(0.26)	10.69	3.95		13,142	0.62		0.62		1.93		41
R5	10.55	0.23	0.23	0.46	(0.30)	—	(0.30)	10.71	4.36		4,788	0.32		0.32		2.30		41

The accompanying notes are an integral part of these financial statements.

151

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Global All-Asset Fund (consolidated)
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.95	$0.04	$(0.10)	$(0.06)	$—	$(0.71)	$(0.71)	$10.18	(0.38	)%(5)	$141,743	1.46	%(6)(7)	1.26	%(6)(7)(14)	0.88	%(6)	38%
C	10.85	0.01	(0.11)	(0.10)	—	(0.71)	(0.71)	10.04	(0.77	)(5)	81,921	2.18	(6)(7)	2.01	(6)(7)(14)	0.13	(6)	38
I	10.98	0.06	(0.11)	(0.05)	—	(0.71)	(0.71)	10.22	(0.29	)(5)	55,514	1.16	(6)(7)	1.01	(6)(7)(14)	1.13	(6)	38
R3	10.97	0.03	(0.11)	(0.08)	—	(0.71)	(0.71)	10.18	(0.57	)(5)	1,906	1.78	(6)(7)	1.51	(6)(7)(14)	0.64	(6)	38
R4	11.08	0.05	(0.12)	(0.07)	—	(0.71)	(0.71)	10.30	(0.47	)(5)	1,445	1.48	(6)(7)	1.21	(6)(7)(14)	0.94	(6)	38
R5	10.98	0.05	(0.16)	(0.11)	—	(0.71)	(0.71)	10.16	(0.87	)(5)	10	1.16	(6)(7)	0.96	(6)(7)(14)	0.96	(6)	38
Y	10.99	0.06	(0.11)	(0.05)	—	(0.71)	(0.71)	10.23	(0.29	)(5)	94,344	1.06	(6)(7)	0.91	(6)(7)(14)	1.29	(6)	38

For the Year Ended October 31, 2015
A	$12.68	$0.08	$(0.08)	$—	$(0.31)	$(1.42)	$(1.73)	$10.95	0.33%		$162,691	1.46%		1.25%		0.68%		63%
C	12.56	—	(0.07)	(0.07)	(0.22)	(1.42)	(1.64)	10.85	(0.31)		99,973	2.18		2.00		(0.02)		63
I	12.72	0.10	(0.07)	0.03	(0.35)	(1.42)	(1.77)	10.98	0.58		70,837	1.15		1.00		0.88		63
R3	12.67	0.05	(0.07)	(0.02)	(0.26)	(1.42)	(1.68)	10.97	0.16		2,385	1.78		1.50		0.43		63
R4	12.80	0.10	(0.08)	0.02	(0.32)	(1.42)	(1.74)	11.08	0.51		1,381	1.49		1.20		0.85		63
R5	12.72	0.13	(0.10)	0.03	(0.35)	(1.42)	(1.77)	10.98	0.61		624	1.16		0.95		1.12		63
Y	12.72	0.13	(0.08)	0.05	(0.36)	(1.42)	(1.78)	10.99	0.76		29,736	1.07		0.90		1.12		63

For the Year Ended October 31, 2014
A	$12.34	$0.11	$0.40	$0.51	$(0.13)	$(0.04)	$(0.17)	$12.68	4.18%		$206,595	1.40%		1.25%		0.85%		75%
C	12.23	0.01	0.39	0.40	(0.03)	(0.04)	(0.07)	12.56	3.30		130,260	2.13		2.00		0.10		75
I	12.38	0.14	0.40	0.54	(0.16)	(0.04)	(0.20)	12.72	4.43		117,499	1.10		0.98		1.11		75
R3	12.34	0.08	0.39	0.47	(0.10)	(0.04)	(0.14)	12.67	3.86		3,340	1.73		1.50		0.61		75
R4	12.47	0.11	0.41	0.52	(0.15)	(0.04)	(0.19)	12.80	4.18		1,363	1.44		1.20		0.90		75
R5	12.38	0.14	0.41	0.55	(0.17)	(0.04)	(0.21)	12.72	4.49		2,730	1.12		0.95		1.14		75
Y	12.38	0.15	0.41	0.56	(0.18)	(0.04)	(0.22)	12.72	4.54		31,145	1.02		0.90		1.18		75

For the Year Ended October 31, 2013
A	$11.30	$0.08	$1.25	$1.33	$(0.29)	$—	$(0.29)	$12.34	12.02%		$264,437	1.37%		1.22%		0.72%		47%
C	11.18	—	1.24	1.24	(0.19)	—	(0.19)	12.23	11.26		150,191	2.11		1.97		(0.03)		47
I	11.33	0.12	1.25	1.37	(0.32)	—	(0.32)	12.38	12.37		134,853	1.08		0.96		0.99		47
R3	11.29	0.05	1.26	1.31	(0.26)	—	(0.26)	12.34	11.78		3,504	1.70		1.47		0.45		47
R4	11.39	0.07	1.29	1.36	(0.28)	—	(0.28)	12.47	12.16		1,906	1.42		1.18		0.57		47
R5	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.30		2,615	1.09		0.93		0.99		47
Y	11.34	0.12	1.25	1.37	(0.33)	—	(0.33)	12.38	12.36		48,035	0.99		0.88		1.04		47

For the Year Ended October 31, 2012
A	$10.63	$0.06	$0.67	$0.73	$(0.06)	$—	$(0.06)	$11.30	6.97%		$293,773	1.38%		1.09%		0.58%		94%
C	10.53	(0.02)	0.67	0.65	—	—	—	11.18	6.17		169,673	2.12		1.84		(0.16)		94
I	10.66	0.09	0.68	0.77	(0.10)	—	(0.10)	11.33	7.28		180,463	1.09		0.83		0.84		94
R3	10.61	0.04	0.67	0.71	(0.03)	—	(0.03)	11.29	6.75		3,961	1.74		1.36		0.33		94
R4	10.64	0.07	0.68	0.75	—	—	—	11.39	7.05		1,378	1.45		1.06		0.62		94
R5	10.67	0.09	0.68	0.77	(0.10)	—	(0.10)	11.34	7.31		2,485	1.11		0.83		0.85		94
Y	10.67	0.10	0.68	0.78	(0.11)	—	(0.11)	11.34	7.38		84,780	1.01		0.77		0.91		94

For the Year Ended October 31, 2011
A	$11.04	$0.03	$(0.32)	$(0.29)	$(0.03)	$(0.09)	$(0.12)	$10.63	(2.67)%		$373,186	1.45%		1.02%		0.31%		206%
C	11.00	(0.05)	(0.32)	(0.37)	(0.01)	(0.09)	(0.10)	10.53	(3.36)		216,578	2.19		1.75		(0.43)		206
I	11.05	0.06	(0.32)	(0.26)	(0.04)	(0.09)	(0.13)	10.66	(2.44)		263,596	1.17		0.73		0.57		206
R3	11.02	0.01	(0.33)	(0.32)	—	(0.09)	(0.09)	10.61	(2.93)		3,140	1.79		1.30		0.09		206
R4	11.04	0.06	(0.36)	(0.30)	(0.01)	(0.09)	(0.10)	10.64	(2.71)		1,205	1.49		1.00		0.50		206
R5	11.05	0.08	(0.34)	(0.26)	(0.03)	(0.09)	(0.12)	10.67	(2.36)		2,335	1.19		0.70		0.74		206
Y	11.05	0.08	(0.33)	(0.25)	(0.04)	(0.09)	(0.13)	10.67	(2.34)		12,219	1.08		0.65		0.76		206

The accompanying notes are an integral part of these financial statements.

152

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Growth Allocation Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$11.25	$0.04	$(0.40)	$(0.36)	$(0.16)	$(0.57)	$(0.73)	$10.16	(3.19	)%(5)	$540,475	0.56	%(6)(7)	0.56	%(6)(7)	0.79	%(6)	94%
B	11.10	—	(0.40)	(0.40)	(0.02)	(0.57)	(0.59)	10.11	(3.64	)(5)	12,532	1.53	(6)(7)	1.46	(6)(7)	(0.05	)(6)	94
C	11.06	—	(0.39)	(0.39)	(0.08)	(0.57)	(0.65)	10.02	(3.56	)(5)	166,182	1.30	(6)(7)	1.30	(6)(7)	0.06	(6)	94
I	11.21	0.05	(0.39)	(0.34)	(0.20)	(0.57)	(0.77)	10.10	(3.04	)(5)	7,914	0.23	(6)(7)	0.23	(6)(7)	1.03	(6)	94
R3	10.98	0.02	(0.39)	(0.37)	(0.12)	(0.57)	(0.69)	9.92	(3.34	)(5)	13,352	0.86	(6)(7)	0.86	(6)(7)	0.47	(6)	94
R4	11.19	0.04	(0.40)	(0.36)	(0.16)	(0.57)	(0.73)	10.10	(3.22	)(5)	12,767	0.56	(6)(7)	0.56	(6)(7)	0.78	(6)	94
R5	11.27	0.06	(0.41)	(0.35)	(0.19)	(0.57)	(0.76)	10.16	(3.06	)(5)	4,897	0.26	(6)(7)	0.26	(6)(7)	1.12	(6)	94

For the Year Ended October 31, 2015
A	$15.10	$0.14	$(0.41)	$(0.27)	$(0.34)	$(3.24)	$(3.58)	$11.25	(1.57)%		$582,205	0.57%		0.55%		1.19%		14%
B	14.91	0.11	(0.48)	(0.37)	(0.20)	(3.24)	(3.44)	11.10	(2.45)		21,236	1.47		1.39		0.89		14
C	14.90	0.06	(0.41)	(0.35)	(0.25)	(3.24)	(3.49)	11.06	(2.26)		183,173	1.30		1.29		0.55		14
I	15.06	0.39	(0.62)	(0.23)	(0.38)	(3.24)	(3.62)	11.21	(1.23)		8,310	0.25		0.23		3.33		14
R3	14.83	0.13	(0.43)	(0.30)	(0.31)	(3.24)	(3.55)	10.98	(1.91)		14,233	0.89		0.84		1.08		14
R4	15.04	0.14	(0.41)	(0.27)	(0.34)	(3.24)	(3.58)	11.19	(1.60)		14,014	0.59		0.54		1.18		14
R5	15.13	0.17	(0.41)	(0.24)	(0.38)	(3.24)	(3.62)	11.27	(1.35)		5,681	0.29		0.24		1.43		14

For the Year Ended October 31, 2014
A	$14.27	$0.10	$0.81	$0.91	$(0.08)	$—	$(0.08)	$15.10	6.40%		$628,969	0.57%		0.56%		0.66%		103%
B	14.13	(0.01)	0.79	0.78	—	—	—	14.91	5.52		40,575	1.42		1.42		(0.07)		103
C	14.11	(0.01)	0.80	0.79	—	—	—	14.90	5.60		209,438	1.30		1.29		(0.06)		103
I	14.23	0.14	0.82	0.96	(0.13)	—	(0.13)	15.06	6.74		6,553	0.25		0.24		0.92		103
R3	14.02	0.05	0.80	0.85	(0.04)	—	(0.04)	14.83	6.09		19,608	0.87		0.87		0.36		103
R4	14.22	0.10	0.81	0.91	(0.09)	—	(0.09)	15.04	6.39		16,704	0.57		0.57		0.67		103
R5	14.29	0.14	0.82	0.96	(0.12)	—	(0.12)	15.13	6.75		6,485	0.27		0.27		0.96		103

For the Year Ended October 31, 2013
A	$12.21	$0.13	$2.26	$2.39	$(0.33)	$—	$(0.33)	$14.27	20.02%		$610,007	0.59%		0.59%		0.97%		20%
B	12.09	0.04	2.22	2.26	(0.22)	—	(0.22)	14.13	19.00		64,592	1.42		1.42		0.35		20
C	12.08	0.04	2.24	2.28	(0.25)	—	(0.25)	14.11	19.17		212,687	1.32		1.32		0.28		20
I	12.17	0.15	2.28	2.43	(0.37)	—	(0.37)	14.23	20.46		4,648	0.27		0.27		1.18		20
R3	12.01	0.09	2.23	2.32	(0.31)	—	(0.31)	14.02	19.71		19,453	0.88		0.88		0.71		20
R4	12.15	0.14	2.25	2.39	(0.32)	—	(0.32)	14.22	20.11		17,221	0.58		0.58		1.07		20
R5	12.22	0.19	2.25	2.44	(0.37)	—	(0.37)	14.29	20.44		6,569	0.28		0.28		1.48		20

For the Year Ended October 31, 2012
A	$11.24	$0.07	$1.01	$1.08	$(0.11)	$—	$(0.11)	$12.21	9.75%		$520,278	0.61%		0.61%		0.58%		95	%(15)
B	11.11	(0.02)	1.01	0.99	(0.01)	—	(0.01)	12.09	8.93		89,586	1.41		1.41		(0.20)		95	(15)
C	11.11	(0.02)	1.01	0.99	(0.02)	—	(0.02)	12.08	8.97		196,748	1.34		1.34		(0.15)		95	(15)
I	11.21	0.11	1.00	1.11	(0.15)	—	(0.15)	12.17	10.08		3,268	0.29		0.29		0.91		95	(15)
R3	11.07	0.02	1.01	1.03	(0.09)	—	(0.09)	12.01	9.43		17,513	0.89		0.89		0.21		95	(15)
R4	11.18	0.07	1.02	1.09	(0.12)	—	(0.12)	12.15	9.83		17,299	0.59		0.59		0.60		95	(15)
R5	11.25	0.10	1.02	1.12	(0.15)	—	(0.15)	12.22	10.11		7,954	0.29		0.29		0.82		95	(15)

For the Year Ended October 31, 2011(11)
A	$11.01	$0.06	$0.24	$0.30	$(0.07)	$—	$(0.07)	$11.24	2.72%		$394,691	0.59%		0.59%		0.54%		36%
B	10.90	(0.03)	0.24	0.21	—	—	—	11.11	1.93		79,711	1.38		1.38		(0.25)		36
C	10.89	(0.02)	0.24	0.22	—	—	—	11.11	2.02		156,463	1.33		1.33		(0.19)		36
I	10.97	0.10	0.25	0.35	(0.11)	—	(0.11)	11.21	3.15		2,455	0.26		0.26		0.86		36
R3	10.87	0.04	0.23	0.27	(0.07)	—	(0.07)	11.07	2.48		9,689	0.89		0.89		0.24		36
R4	10.95	0.07	0.23	0.30	(0.07)	—	(0.07)	11.18	2.74		14,605	0.59		0.59		0.55		36
R5	11.02	0.10	0.23	0.33	(0.10)	—	(0.10)	11.25	3.02		4,457	0.29		0.29		0.86		36

The accompanying notes are an integral part of these financial statements.

153

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Moderate Allocation Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$11.69	$0.05	$(0.27)	$(0.22)	$(0.05)	$(0.73)	$(0.78)	$10.69	(1.79	)%(5)	$384,278	0.54	%(6)(7)	0.54	%(6)(7)	0.90	%(6)	78%
B	11.53	—	(0.27)	(0.27)	(0.03)	(0.73)	(0.76)	10.50	(2.31	)(5)	7,567	1.48	(6)(7)	1.44	(6)(7)	—	(6)	78
C	11.52	0.01	(0.27)	(0.26)	(0.03)	(0.73)	(0.76)	10.50	(2.19	)(5)	120,878	1.27	(6)(7)	1.27	(6)(7)	0.17	(6)	78
I	11.72	0.07	(0.28)	(0.21)	(0.06)	(0.73)	(0.79)	10.72	(1.69	)(5)	9,306	0.23	(6)(7)	0.23	(6)(7)	1.27	(6)	78
R3	11.55	0.03	(0.27)	(0.24)	(0.04)	(0.73)	(0.77)	10.54	(1.99	)(5)	23,301	0.87	(6)(7)	0.87	(6)(7)	0.54	(6)	78
R4	11.69	0.04	(0.26)	(0.22)	(0.05)	(0.73)	(0.78)	10.69	(1.80	)(5)	8,166	0.57	(6)(7)	0.57	(6)(7)	0.83	(6)	78
R5	11.72	0.06	(0.26)	(0.20)	(0.06)	(0.73)	(0.79)	10.73	(1.63	)(5)	6,671	0.27	(6)(7)	0.27	(6)(7)	1.12	(6)	78

For the Year Ended October 31, 2015
A	$13.16	$0.11	$(0.36)	$(0.25)	$(0.23)	$(0.99)	$(1.22)	$11.69	(1.88)%		$412,907	0.55%		0.55%		0.88%		16%
B	13.06	0.05	(0.38)	(0.33)	(0.21)	(0.99)	(1.20)	11.53	(2.64)		12,812	1.43		1.40		0.39		16
C	13.05	0.03	(0.36)	(0.33)	(0.21)	(0.99)	(1.20)	11.52	(2.59)		135,008	1.29		1.29		0.23		16
I	13.16	0.17	(0.38)	(0.21)	(0.24)	(0.99)	(1.23)	11.72	(1.56)		9,269	0.24		0.24		1.42		16
R3	13.04	0.11	(0.39)	(0.28)	(0.22)	(0.99)	(1.21)	11.55	(2.17)		24,956	0.89		0.89		0.91		16
R4	13.16	0.10	(0.35)	(0.25)	(0.23)	(0.99)	(1.22)	11.69	(1.91)		9,198	0.59		0.59		0.86		16
R5	13.17	0.13	(0.35)	(0.22)	(0.24)	(0.99)	(1.23)	11.72	(1.65)		8,166	0.29		0.29		1.09		16

For the Year Ended October 31, 2014
A	$12.86	$0.09	$0.36	$0.45	$(0.13)	$(0.02)	$(0.15)	$13.16	3.54%		$462,724	0.55%		0.55%		0.69%		28%
B	12.75	(0.01)	0.34	0.33	—	(0.02)	(0.02)	13.06	2.62		25,234	1.39		1.39		(0.06)		28
C	12.74	(0.01)	0.37	0.36	(0.03)	(0.02)	(0.05)	13.05	2.79		164,473	1.28		1.28		(0.04)		28
I	12.88	0.13	0.37	0.50	(0.20)	(0.02)	(0.22)	13.16	3.87		11,868	0.24		0.24		0.95		28
R3	12.74	0.04	0.35	0.39	(0.07)	(0.02)	(0.09)	13.04	3.11		38,607	0.88		0.88		0.34		28
R4	12.86	0.08	0.36	0.44	(0.12)	(0.02)	(0.14)	13.16	3.44		22,195	0.58		0.58		0.64		28
R5	12.89	0.13	0.36	0.49	(0.19)	(0.02)	(0.21)	13.17	3.79		9,133	0.28		0.28		0.97		28

For the Year Ended October 31, 2013
A	$12.00	$0.12	$1.07	$1.19	$(0.33)	$—	$(0.33)	$12.86	10.13%		$484,156	0.55%		0.55%		1.01%		21%
B	11.93	0.05	1.04	1.09	(0.27)	—	(0.27)	12.75	9.31		42,407	1.37		1.37		0.38		21
C	11.93	0.03	1.06	1.09	(0.28)	—	(0.28)	12.74	9.34		174,647	1.28		1.28		0.27		21
I	11.99	0.14	1.10	1.24	(0.35)	—	(0.35)	12.88	10.53		9,649	0.24		0.24		1.18		21
R3	11.90	0.08	1.07	1.15	(0.31)	—	(0.31)	12.74	9.87		41,503	0.88		0.88		0.65		21
R4	11.99	0.17	1.02	1.19	(0.32)	—	(0.32)	12.86	10.18		22,776	0.58		0.58		1.36		21
R5	12.00	0.17	1.07	1.24	(0.35)	—	(0.35)	12.89	10.53		10,161	0.28		0.28		1.37		21

For the Year Ended October 31, 2012(11)
A	$11.21	$0.11	$0.82	$0.93	$(0.14)	$—	$(0.14)	$12.00	8.41%		$473,562	0.55%		0.55%		0.99%		79%
B	11.19	0.01	0.81	0.82	(0.08)	—	(0.08)	11.93	7.42		64,262	1.35		1.35		0.22		79
C	11.18	0.02	0.82	0.84	(0.09)	—	(0.09)	11.93	7.54		171,252	1.29		1.29		0.23		79
I	11.21	0.14	0.81	0.95	(0.17)	—	(0.17)	11.99	8.57		8,563	0.27		0.27		1.11		79
R3	11.14	0.07	0.81	0.88	(0.12)	—	(0.12)	11.90	7.94		38,637	0.89		0.89		0.57		79
R4	11.21	0.11	0.81	0.92	(0.14)	—	(0.14)	11.99	8.31		35,982	0.58		0.58		0.93		79
R5	11.21	0.14	0.82	0.96	(0.17)	—	(0.17)	12.00	8.63		11,846	0.28		0.28		1.25		79

For the Year Ended October 31, 2011(11)
A	$11.03	$0.17	$0.21	$0.38	$(0.20)	$—	$(0.20)	$11.21	3.39%		$501,962	0.54%		0.54%		1.45%		36%
B	11.00	0.07	0.22	0.29	(0.10)	—	(0.10)	11.19	2.64		78,784	1.33		1.33		0.66		36
C	10.99	0.08	0.22	0.30	(0.11)	—	(0.11)	11.18	2.72		167,049	1.28		1.28		0.71		36
I	11.02	0.19	0.23	0.42	(0.23)	—	(0.23)	11.21	3.81		5,333	0.24		0.24		1.72		36
R3	10.96	0.13	0.21	0.34	(0.16)	—	(0.16)	11.14	3.12		29,124	0.88		0.88		1.06		36
R4	11.02	0.17	0.21	0.38	(0.19)	—	(0.19)	11.21	3.46		36,188	0.57		0.57		1.33		36
R5	11.03	0.19	0.22	0.41	(0.23)	—	(0.23)	11.21	3.67		11,208	0.27		0.27		1.73		36

The accompanying notes are an integral part of these financial statements.

154

Multi-Strategy Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Multi-Asset Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.14	$0.22	$(0.27)	$(0.05)	$(0.27)		$—	$(0.27)	$8.82	(0.45	)%(5)	$18,245	1.31	%(6)(7)	1.13	%(6)(7)(16)	5.08	%(6)	48	%(5)
C	9.14	0.18	(0.26)	(0.08)	(0.24)		—	(0.24)	8.82	(0.84	)(5)	4,377	2.02	(6)(7)	1.88	(6)(7)(16)	4.28	(6)	48	(5)
I	9.14	0.23	(0.26)	(0.03)	(0.28)		—	(0.28)	8.83	(0.33	)(5)	5,051	1.00	(6)(7)	0.86	(6)(7)(16)	5.37	(6)	48	(5)
R3	9.14	0.20	(0.25)	(0.05)	(0.26)		—	(0.26)	8.83	(0.61	)(5)	1,925	1.67	(6)(7)	1.43	(6)(7)(16)	4.73	(6)	48	(5)
R4	9.14	0.22	(0.26)	(0.04)	(0.27)		—	(0.27)	8.83	(0.45	)(5)	1,937	1.37	(6)(7)	1.13	(6)(7)(16)	5.03	(6)	48	(5)
R5	9.14	0.23	(0.26)	(0.03)	(0.28)		—	(0.28)	8.83	(0.36	)(5)	1,944	1.07	(6)(7)	0.94	(6)(7)(16)	5.22	(6)	48	(5)
Y	9.15	0.23	(0.26)	(0.03)	(0.29)		—	(0.29)	8.83	(0.28	)(5)	33,722	0.97	(6)(7)	0.84	(6)(7)(16)	5.16	(6)	48	(5)

For the Year Ended October 31, 2015
A	$9.95	$0.38	$(0.72)	$(0.34)	$(0.47	)(17)	$—	$(0.47)	$9.14	(3.55)%		$12,061	1.22%		1.12%		3.98%		86%
C	9.94	0.31	(0.72)	(0.41)	(0.39	)(18)	—	(0.39)	9.14	(4.18)		4,426	1.94		1.87		3.27		86
I	9.95	0.41	(0.73)	(0.32)	(0.49	)(17)	—	(0.49)	9.14	(3.18)		2,891	0.92		0.85		4.33		86
R3	9.95	0.36	(0.73)	(0.37)	(0.44	)(17)	—	(0.44)	9.14	(3.75)		1,936	1.60		1.42		3.73		86
R4	9.95	0.39	(0.73)	(0.34)	(0.47	)(17)	—	(0.47)	9.14	(3.45)		1,945	1.30		1.12		4.03		86
R5	9.95	0.40	(0.73)	(0.33)	(0.48	)(17)	—	(0.48)	9.14	(3.27)		1,950	1.00		0.93		4.22		86
Y	9.95	0.41	(0.72)	(0.31)	(0.49	)(17)	—	(0.49)	9.15	(3.17)		108,112	0.90		0.83		4.26		86

For the Period Ended October 31, 2014
A(19)	$10.00	$0.18	$(0.10)	$0.08	$(0.13)		$—	$(0.13)	$9.95	0.80	%(5)	$10,514	1.17	%(6)	1.12	%(6)	3.37	%(6)	26	%(5)
C(19)	10.00	0.14	(0.10)	0.04	(0.10)		—	(0.10)	9.94	0.37	(5)	4,350	1.93	(6)	1.87	(6)	2.68	(6)	26	(5)
I(19)	10.00	0.18	(0.09)	0.09	(0.14)		—	(0.14)	9.95	0.92	(5)	2,238	0.93	(6)	0.87	(6)	3.49	(6)	26	(5)
R3(19)	10.00	0.16	(0.09)	0.07	(0.12)		—	(0.12)	9.95	0.64	(5)	2,012	1.62	(6)	1.42	(6)	2.93	(6)	26	(5)
R4(19)	10.00	0.17	(0.09)	0.08	(0.13)		—	(0.13)	9.95	0.78	(5)	2,016	1.32	(6)	1.12	(6)	3.23	(6)	26	(5)
R5(19)	10.00	0.18	(0.09)	0.09	(0.14)		—	(0.14)	9.95	0.88	(5)	2,017	1.02	(6)	0.93	(6)	3.42	(6)	26	(5)
Y(19)	10.00	0.20	(0.10)	0.10	(0.15)		—	(0.15)	9.95	0.93	(5)	118,437	0.88	(6)	0.83	(6)	3.74	(6)	26	(5)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or ETFs/ETNs, if applicable.
(5)	Not annualized.
(6)	Annualized.
(7)	Certain non-recurring expenses incurred by the Fund were not annualized for the six-month period ended April 30, 2016.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.14%, 0.81%, 1.40%, 1.10% and 0.80% for Class A, Class I, Class R3, Class R4 and Class R5, respectively.
(9)	Percentage rounds to zero.
(10)	Commenced operations on March 31, 2015.
(11)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(12)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 0.99%, 1.68%, 0.68%, 1.24%, 0.94%, 0.69%, 0.61% and 0.61% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(13)	Commenced operations on November 7, 2014.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.54%, 1.24%, 0.98% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)	During the year ended October 31, 2012, the Fund incurred $36.1 million in sales of securities held associated with the transition of assets from The Hartford Equity Growth Allocation Fund, which merged into the Growth Allocation Fund on May 25, 2012. These sales are excluded from the portfolio turnover calculation.
(16)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 1.87%, 0.85%, 1.42%, 1.12%, 0.93% and 0.83% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Included in this amount are tax distributions from capital of ($0.04).
(18)	Included in this amount are tax distributions from capital of ($0.03).
(19)	Commenced operations on April 30, 2014.

The accompanying notes are an integral part of these financial statements.

155

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements

April 30, 2016 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-five series, as of April 30, 2016. The financial statements for certain other series of the Company are presented in separate reports. Financial statements of the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Balanced Fund (the “Balanced Fund”)

The Hartford Balanced Income Fund (the “Balanced Income Fund”)

The Hartford Checks and Balances Fund (the “Checks and Balances Fund”)

The Hartford Conservative Allocation Fund (the “Conservative Allocation Fund”)

The Hartford Global All-Asset Fund (the “Global All-Asset Fund”)

The Hartford Growth Allocation Fund (the “Growth Allocation Fund”)

Hartford Moderate Allocation Fund (the “Moderate Allocation Fund”)

Hartford Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class C, Class I, Class R3, Class R4 and Class R5 shares. Balanced Income Fund offers Class R6 shares. In addition, each Fund, except Multi-Asset Income Fund and Global All-Asset Fund, offers Class B shares. Also, each Fund offers Class Y shares except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund. Each Fund’s Class A shares are sold with a front-end sales charge of up to 5.50%, except Multi-Asset Income Fund for which Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from 5.00% to zero, depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

Each of Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, as a “fund of funds,” invests the majority of its assets in Class Y shares of other Hartford Funds (“Affiliated Investment Companies”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Companies, the “Underlying Funds”), certain exchange traded funds (“ETFs”) and/or exchange traded notes (“ETNs”). The Checks and Balances Fund, as a “fund of funds”, invests in Class Y shares of the following Affiliated Investment Companies: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund (each an “Underlying Fund”).

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

156

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

2.	Significant Accounting Policies:

The significant accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824, (2) on our website www.hartfordfunds.com and (3) on the SEC’s website at www.sec.gov.The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The significant accounting policies of the Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio (references to the “Fund” in this section may relate, if applicable, to certain Underlying Funds) for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE

157

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of

158

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

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Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Balanced Fund, Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of Conservative Allocation Fund, Global All-Asset Fund, Growth Allocation Fund and Moderate Allocation Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global All-Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global All-Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global All-Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global All-Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2016.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2016.

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c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

A Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of April 30, 2016.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of April 30, 2016.

e)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of April 30, 2016.

f)

Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage

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backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of April 30, 2016.

g)	Equity Linked Securities – Certain Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2016.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2016.

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c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of April 30, 2016. Transactions involving written option contracts during the six-month period ended April 30, 2016, are summarized below:

The Hartford Global All-Asset Fund (consolidated)

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	3,221	163,279
Expired
Closed	(2,869)	(154,544)
Exercised

End of Period	352	$8,735.00

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	4,530	$46,999
Written	39,139,406	636,035
Expired		—
Closed	(39,143,558)	(515,503)
Exercised	—	—

End of Period	378	$167,531

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Hartford Multi-Asset Income Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	4,135,000	$60,732
Written	18,235,000	229,380
Expired	(5,945,000)	(70,126)
Closed	—	—
Exercised	(12,285,000)	(173,379)

End of Period	4,140,000	$46,607

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	4,135,000	$48,021
Written	18,968,079	259,883
Expired	(12,675,000)	(156,679)
Closed	(249,000)	(6,905)
Exercised	(5,945,000)	(56,606)

End of Period	4,234,079	$87,714

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund

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enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of April 30, 2016.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of April 30, 2016.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a

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fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of April 30, 2016.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. See each Fund’s Schedule of Investments, if applicable, for outstanding cross currency swap contracts as of April 30, 2016.

f)	Additional Derivative Instrument Information:

Balanced Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on futures contracts(1)	$66,259	$—	$—	$—	$—	$—	$66,259

Total	$66,259	$—	$—	$—	$—	$—	$66,259

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$348,815	$—	$—	$—	$—	$—	$348,815

Total	$348,815	$—	$—	$—	$—	$—	$348,815

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(59,552)	$—	$—	$—	$—	$—	$(59,552)

Total	$(59,552)	$—	$—	$—	$—	$—	$(59,552)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	63

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April 30, 2016 (Unaudited)

Balanced Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$2,962,801	$—	$—	$—	$—	$—	$2,962,801
Unrealized appreciation on foreign currency contracts	—	119,345	—	—	—	—	119,345
Unrealized appreciation on swap contracts(2)	—	—	1,881,559	—	—	—	1,881,559

Total	$2,962,801	$119,345	$1,881,559	$—	$—	$—	$4,963,705

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,306,569	$—	$—	$—	$—	$—	$2,306,569
Unrealized depreciation on foreign currency contracts	—	1,224,528	—	—	—	—	1,224,528
Unrealized depreciation on swap contracts(2)	—	—	478,130	—	—	—	478,130

Total	$2,306,569	$1,224,528	$478,130	$—	$—	$—	$4,009,227

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on futures contracts	(7,819,467)	—	—	—	—	—	(7,819,467)
Net realized gain (loss) on written options contracts	—	—	—	—	—	—	—
Net realized gain (loss) on swap contracts	—	—	(688,927)	—	—	—	(688,927)
Net realized gain (loss) on foreign currency contracts	—	48,942	—	—	—	—	48,942

Total	$(7,826,381)	$48,942	$(682,013)	$—	$—	$—	$(8,459,452)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$—	$—	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation) of futures contracts	1,765,536	—	—	—	—	—	1,765,536
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	713,122	—	—	—	713,122
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,611,679)	—	—	—	—	(1,611,679)

Total	$1,765,536	$(1,611,679)	$713,122	$—	$—	$—	$866,979

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	6,359
Futures Contracts Short	(5,056)
Swap Contracts	$236,706,183
Foreign Currency Contracts Long	$6,096,943
Foreign Currency Contracts Short	$55,505,833

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April 30, 2016 (Unaudited)

Global All-Asset Fund (consolidated)

Fair Value of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$17,723	$292,632	$—	$6,064	$—	$—	$316,419
Unrealized appreciation on futures contracts(1)	436,802	—	—	563,246	—	—	1,000,048
Unrealized appreciation on foreign currency contracts	—	1,038,986	—	—	—	—	1,038,986
Unrealized appreciation on swap contracts(2)	225,625	—	88,968	83,763	—	—	398,356

Total	$680,150	$1,331,618	$88,968	$653,073	$—	$—	$2,753,809

Liabilities:
Unrealized depreciation on futures contracts(1)	$172,932	$—	$—	$404,522	$—	$—	$577,454
Unrealized depreciation on foreign currency contracts	—	3,209,238	—	—	—	—	3,209,238
Written options, market value	—	—	—	76,085	—	—	76,085
Unrealized depreciation on swap contracts(2)	—	—	27,119	165,167	—	—	192,286

Total	$172,932	$3,209,238	$27,119	$645,774	$—	$—	$4,055,063

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(6,634)	$40,842	$—	$(380,139)	$(40,125)	$(4,831)	$(390,887)
Net realized gain (loss) on futures contracts	2,103,124	—	—	(1,024,873)	—	—	1,078,251
Net realized gain (loss) on written options contracts	—	—	—	43,255	—	—	43,255
Net realized gain (loss) on swap contracts	263,213	—	835,797	199,429	—	—	1,298,439
Net realized gain (loss) on foreign currency contracts	—	(2,932,152)	—	—	—	—	(2,932,152)

Total	$2,359,703	$(2,891,310)	$835,797	$(1,162,328)	$(40,125)	$(4,831)	$(903,094)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(80,867)	$21,547	$—	$(10,235)	$49,103	$—	$(20,452)
Net change in unrealized appreciation (depreciation) of futures contracts	(569,147)	—	—	240,481	—	—	(328,666)
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	80,306	—	—	80,306
Net change in unrealized appreciation (depreciation) of swap contracts	233,717	—	(223,607)	(189,031)	—	—	(178,921)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(2,531,619)	—	—	—	—	(2,531,619)

Total	$(416,297)	$(2,510,072)	$(223,607)	$121,521	$49,103	$—	$(2,979,352)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	1,057,156,694
Futures Contracts Long	641
Futures Contracts Short	(596)
Written Options Contracts	(13,046,420)
Swap Contracts	$112,202,239
Foreign Currency Contracts Long	$85,280,828
Foreign Currency Contracts Short	$176,840,338

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April 30, 2016 (Unaudited)

Multi-Asset Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$9,100	$—	$50,804	$—	$—	$59,904
Unrealized appreciation on futures contracts(1)	382	—	—	120,508	—	—	120,890
Unrealized appreciation on foreign currency contracts	—	139,412	—	—	—	—	139,412
Unrealized appreciation on swap contracts(2)	19,480	212	407,736	2,539	—	—	429,967

Total	$19,862	$148,724	$407,736	$173,851	$—	$—	$750,173

Liabilities:
Unrealized depreciation on futures contracts(1)	$30,532	$—	$—	$180,590	$—	$—	$211,122
Unrealized depreciation on foreign currency contracts	—	342,921	—	—	—	—	342,921
Written options, market value	74,205	128	—	41,042	—	—	115,375
Unrealized depreciation on swap contracts(2)	155	5,326	214,995	—	—	—	220,476

Total	$104,892	$348,375	$214,995	$221,632	$—	$—	$889,894

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(13,052)	$(26,083)	$—	$—	$—	$—	$(39,135)
Net realized gain (loss) on futures contracts	257,368	—	—	(419,682)	—	—	(162,314)
Net realized gain (loss) on written options contracts	226,656	779	—	—	—	—	227,435
Net realized gain (loss) on swap contracts	(116,038)	(8,145)	(627,642)	506,627	—	—	(245,198)
Net realized gain (loss) on foreign currency contracts	—	(108,843)	—	—	—	—	(108,843)

Total	$354,934	$(142,292)	$(627,642)	$86,945	$—	$—	$(328,055)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$26,368	$—	$(493)	$—	$—	$25,875
Net change in unrealized appreciation (depreciation) of futures contracts	(72,423)	—	—	(60,082)	—	—	(132,505)
Net change in unrealized appreciation (depreciation) of written options contracts	18,210	72	—	9,989	—	—	28,271
Net change in unrealized appreciation (depreciation) of swap contracts	53,049	(8,679)	(129,091)	(96,900)	—	—	(181,621)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(135,957)	—	—	—	—	(135,957)

Total	$(1,164)	$(118,196)	$(129,091)	$(147,486)	$—	$—	$(395,937)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	3,595,307
Futures Contracts Long	75
Futures Contracts Short	(94)
Written Options Contracts	(7,312,816)
Swap Contracts	$44,199,548
Foreign Currency Contracts Long	$8,264,741
Foreign Currency Contracts Short	$16,120,245

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April 30, 2016 (Unaudited)

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2016:

Balanced Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(66,259)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(66,259)

Derivatives not subject to a MNA	—	66,259

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Balanced Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$119,345	$(1,224,528)
Futures contracts	2,962,801	(2,306,569)
Swap contracts	4,722,744	(2,278,267)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	7,804,890	(5,809,364)

Derivatives not subject to a MNA	(4,698,600)	2,306,569

Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,106,290	$(3,502,795)

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April 30, 2016 (Unaudited)

Balanced Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$447,058	$(233,016)	$—	$—	$214,042
Barclays	2,137,281	(38,177)	—	—	2,099,104
Deutsche Bank Securities, Inc.	342,970	(9,932)	—	(333,038)	—
JP Morgan Chase & Co.	79,603	(79,603)	—	—	—
Morgan Stanley	563	(563)	—	—	—
State Street Global Markets LLC	23,654	(23,654)	—	—	—
Toronto-Dominion Bank	56,806	—	—	—	56,806
UBS AG	18,355	(18,355)	—	—	—

Total	$3,106,290	$(403,300)	$—	$(333,038)	$2,369,952

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(233,016)	$233,016	$—	$—	$—
Barclays	(38,177)	38,177	—	—	—
BNP Paribas Securities Services	(730,305)	—	—	730,305	—
Citibank NA	(22,782)	—	—	—	(22,782)
Credit Agricole	(853,191)	—	—	—	(853,191)
Credit Suisse First Boston Corp.	(2,704)	—	—	—	(2,704)
Deutsche Bank Securities, Inc.	(9,932)	9,932	—	—	—
Goldman Sachs & Co.	(290,398)	—	—	290,398	—
JP Morgan Chase & Co.	(886,914)	79,603	—	770,000	(37,311)
Morgan Stanley	(202,053)	563	—	—	(201,490)
State Street Global Markets LLC	(212,873)	23,654	—	—	(189,219)
UBS AG	(18,551)	18,355	—	—	(196)
Westpac International	(1,899)	—	—	—	(1,899)

Total	$(3,502,795)	$403,300	$—	$1,790,703	$ (1,308,792)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global All-Asset Fund (consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,038,986	$(3,209,238)
Futures contracts	1,000,048	(577,454)
Purchased options	316,419	—
Swap contracts	309,388	(1,425,498)
Written options	—	(76,085)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,664,841	(5,288,275)

Derivatives not subject to a MNA	(1,000,048)	829,699

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,664,793	$ (4,458,576)

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April 30, 2016 (Unaudited)

Global All-Asset Fund (consolidated)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$198,786	$(155,698)	$—	$(43,088)	$—
BNP Paribas Securities Services	97,436	(77,387)	—	—	20,049
Citibank NA	29,283	(28,384)	—	—	899
Credit Agricole	14,148	—	—	—	14,148
Deutsche Bank Securities, Inc.	35,815	(35,815)	—	—	—
Goldman Sachs & Co.	297,595	(297,595)	—	—	—
HSBC Bank USA	55,129	(55,129)	—	—	—
JP Morgan Chase & Co.	640,269	(281,045)	—	—	359,224
Morgan Stanley	150,620	(89,342)	—	(50,000)	11,278
National Australia Bank Limited	32,320	(32,320)	—	—	—
RBC Dominion Securities, Inc.	21	—	—	—	21
RBS Greenwich Capital	12,676	(12,676)	—	—	—
Societe Generale Group	4,831	—	—	—	4,831
Standard Chartered Bank	14,792	(14,792)	—	—	—
State Street Global Markets LLC	81,072	(81,072)	—	—	—

Total	$1,664,793	$(1,161,255)	$—	$(93,088)	$410,450

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(155,698)	$155,698	$—	$—	$—
Barclays	(204,960)	—	—	—	(204,960)
BNP Paribas Securities Services	(77,387)	77,387	—	—	—
Citibank NA	(28,384)	28,384	—	—	—
Deutsche Bank Securities, Inc.	(55,472)	35,815	—	—	(19,657)
Goldman Sachs & Co.	(1,156,206)	297,595	—	490,000	(368,611)
HSBC Bank USA	(78,661)	55,129	—	—	(23,532)
JP Morgan Chase & Co.	(281,045)	281,045	—	—	—
Morgan Stanley	(89,342)	89,342	—	—	—
National Australia Bank Limited	(37,182)	32,320	—	—	(4,862)
RBS Greenwich Capital	(16,501)	12,676	—	—	(3,825)
Standard Chartered Bank	(128,608)	14,792	—	—	(113,816)
State Street Global Markets LLC	(783,830)	81,072	—	—	(702,758)
Toronto-Dominion Bank	(1,365,204)	—	—	—	(1,365,204)
UBS AG	(96)	—	—	—	(96)

Total	$(4,458,576)	$1,161,255	$—	$490,000	$(2,807,321)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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April 30, 2016 (Unaudited)

Multi-Asset Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$139,412	$(342,921)
Futures contracts	120,890	(211,122)
Purchased options	59,904	—
Swap contracts	884,670	(1,065,801)
Written options	—	(115,375)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,204,876	(1,735,219)

Derivatives not subject to a MNA	(313,177)	325,553

Total gross amount of assets and liabilities subject to MNA or similar agreements	$891,699	$(1,409,666)

Multi-Asset Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$13,008	$(13,008)	$—	$—	$—
Barclays	101,306	(101,306)	—	—	—
BNP Paribas Securities Services	5,329	(5,329)	—	—	—
Citibank NA	1,041	(1,041)	—	—	—
Credit Suisse International	154,438	(154,438)	—	—	—
Deutsche Bank Securities, Inc.	46,772	(46,772)	—	—	—
Goldman Sachs & Co.	188,881	(188,881)	—	—	—
HSBC Bank USA	1,196	(452)	—	—	744
JP Morgan Chase & Co.	225,331	(104,981)	—	(120,350)	—
Merrill Lynch International	28,684	(28,684)	—	—	—
Morgan Stanley	75,747	(75,747)	—	—	—
RBC Dominion Securities, Inc.	151	—	—	—	151
State Street Global Markets LLC	49,107	(20,234)	—	—	28,873
UBS AG	708	—	—	—	708

Total	$891,699	$(740,873)	$—	$(120,350)	$30,476

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April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(121,739)	$13,008	$—	$—	$(108,731)
Barclays	(134,329)	101,306	—	—	(33,023)
BNP Paribas Securities Services	(90,149)	5,329	—	—	(84,820)
Citibank NA	(13,089)	1,041	—	—	(12,048)
Credit Agricle	(837)	—	—	—	(837)
Credit Suisse First Boston Corp.	(8,789)	—	—	—	(8,789)
Credit Suisse International	(173,301)	154,438	—	—	(18,863)
Deutsche Bank Securities, Inc.	(50,842)	46,772	—	4,070	—
Goldman Sachs & Co.	(309,924)	188,881	—	121,043	—
HSBC Bank USA	(452)	452	—	—	—
JP Morgan Chase & Co.	(104,981)	104,981	—	—	—
Merrill Lynch International	(129,630)	28,684	—	—	(100,946)
Morgan Stanley	(150,652)	75,747	—	—	(74,905)
Standard Chartered Bank	(12,057)	—	—	—	(12,057)
State Street Global Markets LLC	(20,234)	20,234	—	—	—
Toronto-Dominion Bank	(86,059)	—	—	—	(86,059)
Westpac International	(2,602)	—	—	—	(2,602)

Total	$(1,409,666)	$740,873	$—	$125,113	$(543,680)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015			For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains
Balanced Fund	$8,063,399	$—	$—	$7,260,069	$—
Balanced Income Fund	158,195,671	69,640,511	—	115,187,260	44,583,321
Checks and Balances Fund	71,901,742	144,110,845	—	27,733,025	132,678,346
Conservative Allocation Fund	2,740,452	8,794,432	—	2,126,495	6,258,255
Global All-Asset Fund (consolidated)	20,741,066	44,000,083	—	5,509,920	1,978,485
Growth Allocation Fund	24,621,340	198,882,154	—	3,702,077	—
Moderate Allocation Fund	13,354,460	54,213,118	—	5,746,929	1,455,297
Multi-Asset Income Fund	6,497,899	—	592,982	1,783,364	—

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As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Balanced Fund	$4,758,269	$—	$(89,978,034)	$131,688,354	$—	$46,468,589
Balanced Income Fund	6,576,321	110,250,988	—	341,351,878	—	458,179,187
Checks and Balances Fund	480,790	182,030,389	—	139,094,626	—	321,605,805
Conservative Allocation Fund	—	2,059,396	(26,054)	(12,524,094)	—	(10,490,752)
Global All-Asset Fund (consolidated)	—	23,039,958	—	(551,634)	(133,326)	22,354,998
Growth Allocation Fund	7,883,703	41,495,711	(6,775,989)	(74,913,243)	—	(32,309,818)
Moderate Allocation Fund	—	37,822,905	—	(14,876,979)	—	22,945,926
Multi-Asset Income Fund	—	—	(5,920,348)	(7,962,358)	—	(13,882,706)

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, paydowns, swaps, disallowed losses from the Subsidiary, corporate actions on underlying investments, investments in publicly traded partnerships, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced Fund	$(1,091)	$4,074,919	$(4,073,828)
Balanced Income Fund	—	(4,383,786)	4,383,786
Checks and Balances Fund	—	51,037,037	(51,037,037)
Conservative Allocation Fund	1	1,359,566	(1,359,567)
Global All-Asset Fund (consolidated)	(4,056,387)	1,386,956	2,669,431
Growth Allocation Fund	—	18,900,436	(18,900,436)
Moderate Allocation Fund	—	8,472,390	(8,472,390)
Multi-Asset Income Fund	(561,160)	(586,316)	1,147,476

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

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April 30, 2016 (Unaudited)

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Balanced Fund	$—	$89,978,034	$—	$—
Conservative Allocation Fund	26,054	—	—	—
Growth Allocation Fund	—	6,775,989	—	—
Multi-Asset Income Fund	—	—	4,981,953	938,395

During the year ended October 31, 2015, the Balanced Fund and Conservative Allocation Fund utilized prior year capital loss rollforwards of $43,135,501 and $210,729, respectively.

As a result of prior period mergers involving the Conservative Allocation Fund and the Growth Allocation Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2015, the Conservative Allocation Fund and the Growth Allocation Fund utilized $210,729 and $6,891,320 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, HFMC reviews each Fund’s tax positions for all open tax years. As of April 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, HFMC pays a sub-advisory fee to Wellington Management out of its advisory fee. HFMC is responsible for the day-to-day management of the Checks and Balances Fund, the Conservative Allocation Fund, the Growth Allocation Fund and the Moderate Allocation Fund.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Fund	0.6900% on first $500 million and;
0.6250% on next $500 million and;
0.5750% on next $4 billion and;
0.5725% on next $5 billion and;
0.5700% over $10 billion

Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.5250% over $10 billion

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April 30, 2016 (Unaudited)

Fund	Management Fee Rates
Checks and Balances Fund	N/A

Conservative Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Global All-Asset Fund	0.9500% on first $250 million and;
0.9000% on next $250 million and;
0.8000% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% on next $5 billion and;
0.6550% over $10 billion

Growth Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Multi-Asset Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6800% on next $500 million and;
0.6600% on next $1.5 billion and;
0.6500% on next $2.5 billion and;
0.6400% on next $5 billion and;
0.6350% over $10 billion

Prior to November 1, 2015 the Conservative Allocation Fund paid the following rates to HFMC for investment management services rendered:

Conservative Allocation Fund	0.1500% on first $500 million and;
0.1000% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

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April 30, 2016 (Unaudited)

Prior to November 1, 2015 the Growth Allocation Fund paid the following rates to HFMC for investment management services rendered:

Growth Allocation Fund	0.1500% on first $500 million and;
0.1000% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

Prior to November 1, 2015 the Moderate Allocation Fund paid the following rates to HFMC for investment management services rendered:

Moderate Allocation Fund	0.1500% on first $500 million and;
0.1000% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fees Rates
Balanced Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Balanced Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Checks and Balances Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Conservative Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global All-Asset Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Growth Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Moderate Allocation Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Multi-Asset Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

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April 30, 2016 (Unaudited)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2016, HFMC contractually limited the total operating expenses of each Fund through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund(1)	1.18%	N/A	N/A	0.93%	1.40%	1.10%	0.80%	N/A	N/A
Balanced Income Fund(1)	0.99%	1.74%*	1.74%	0.74%	1.24%	0.94%	0.69%	0.64%	0.64%
Checks and Balances Fund(2)	1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%	N/A	N/A
Conservative Allocation Fund(2)	1.19%	1.94%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A
Global All-Asset Fund(3)	1.25%	N/A	2.00%	1.00%	1.50%	1.20%	0.95%	N/A	0.90%
Growth Allocation Fund(2)	1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%	N/A	N/A
Moderate Allocation Fund(2)	1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	N/A	N/A
Multi-Asset Income Fund(1)	1.12%	N/A	1.87%	0.87%	1.42%	1.12%	0.93%	N/A	0.83%

(1)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(2)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

(3)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

*	The reduction in amounts charged in connection with the Balanced Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect June 30, 2012, in order to comply with applicable Financial Industry Regulatory Authority rules, caused the effective limit on net operating expenses attributable to the Balanced Income Fund’s Class B shares to be 0.99%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Balanced Fund	1.15%	2.04%	1.84%	0.82%	1.41%	1.11%	0.81%	—	0.74%
Balanced Income Fund	0.96%	1.00%	1.69%	0.69%	1.25%	0.95%	0.70%	0.62%	0.62%
Checks and Balances Fund	0.40%	1.22%	1.15%	0.18%	0.76%	0.46%	0.15%	—	—
Conservative Allocation Fund	0.53%	1.28%	1.28%	0.27%	0.78%	0.48%	0.18%	—	—
Global All-Asset Fund (consolidated)	1.30%	—	2.05%	1.05%	1.55%	1.25%	0.99%	—	0.95%
Growth Allocation Fund	0.56%	1.46%	1.30%	0.23%	0.86%	0.56%	0.26%	—	—
Moderate Allocation Fund	0.54%	1.44%	1.27%	0.23%	0.87%	0.57%	0.27%	—	—
Multi-Asset Income Fund	1.15%	—	1.89%	0.87%	1.44%	1.14%	0.95%	—	0.85%

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April 30, 2016 (Unaudited)

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Balanced Fund	$734,661	$25,205
Balanced Income Fund	7,689,979	254,895
Checks and Balances Fund	2,707,691	22,914
Conservative Allocation Fund	105,871	1,510
Global All-Asset Fund (consolidated)	81,163	2,521
Growth Allocation Fund	603,106	30,303
Moderate Allocation Fund	285,881	5,919
Multi-Asset Income Fund	8,022	84

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective June 30, 2012, there was a reduction in the amount charged in connection with the Balanced Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2016, a portion of the Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	CCO Compensation Paid by Fund
Balanced Fund	$1,415
Balanced Income Fund	12,179
Checks and Balances Fund	3,367
Conservative Allocation Fund	281
Global All Asset Fund	680
Growth Allocation Fund	1,383
Moderate Allocation Fund	1,027
Multi-Asset Income Fund	144

8.	Affiliate Holdings:

As of April 30, 2016, affiliates of The Hartford had ownership of shares in the Funds as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Balanced Fund	—	—	—	1%	—	—	82%	—		—
Balanced Income Fund	—	—	—	—	—	—	—	—	%*	—
Checks and Balances Fund	—	—	—	—	—	—	— %*	—		—
Conservative Allocation Fund	—	—	—	—	—	—	—	—		—
Global All-Asset Fund (consolidated)	—	—	—	—	—	—	100%	—		—
Growth Allocation Fund	—	—	—	—	—	—	—	—		—
Moderate Allocation Fund	—	—	—	—	—	—	—	—		—
Multi-Asset Income Fund	32%	—	44%	39%	100%	100%	100%	—		100%

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I		Class R3	Class R4	Class R5		Class R6		Class Y
Balanced Fund	—	—	—	—	%*	—	—	—	%*	—		—
Balanced Income Fund	—	—	—	—		—	—	—		—	%*	—
Checks and Balances Fund	—	—	—	—		—	—	—	%*	—		—
Conservative Allocation Fund	—	—	—	—		—	—	—		—		—
Global All-Asset Fund (consolidated)	—	—	—	—		—	—	—	%*	—		—
Growth Allocation Fund	—	—	—	—		—	—	—		—		—
Moderate Allocation Fund	—	—	—	—		—	—	—		—		—
Multi-Asset Income Fund	9%	—	3%	3%		3%	3%	3%		—		50%

*Percentage	rounds to zero.

As of April 30, 2016, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Class Y
Balanced Income Fund	—	%*
Global All-Asset Fund (consolidated)	18%

*	Percentage rounds to zero.

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April 30, 2016 (Unaudited)

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the period ended April 30, 2016 follows:

Checks and Balances Fund

Affiliated Investment Companies	Number of shares held at October 31, 2015	Shares purchased	Shares sold	Number of shares held at April 30, 2016
The Hartford Capital Appreciation Fund	14,997,087	1,421,011	(161,426)	16,256,672
The Hartford Dividend and Growth Fund	25,534,189	2,545,540	(667,243)	27,412,486
The Hartford Total Return Bond Fund	61,901,461	1,523,403	(3,571,431)	59,853,433

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of April 30, 2016
The Hartford Capital Appreciation Fund	$970,617	$46,311,953	$4,268,723	$625,069,044
The Hartford Dividend and Growth Fund	6,190,004	51,273,874	6,254,749	640,629,809
The Hartford Total Return Bond Fund	(896,330)	1,095,113	9,805,663	632,650,785

	$6,264,291	$98,680,940	$20,329,135	$1,898,349,638

Conservative Allocation Fund

Affiliated Investment Companies	Number of shares held at October 31, 2015	Shares purchased	Shares sold	Number of shares held at April 30, 2016
Hartford Core Equity Fund	—	542,864	(32,676)	510,188
Hartford Emerging Markets Equity Fund	503,595	16,566	(520,161)	—
Hartford Real Total Return Fund	1,750,609	43,239	(1,088,244)	705,604
Hartford Small Cap Core Fund	—	437,929	(50,792)	387,136
The Hartford Capital Appreciation Fund	103,620	8,154	(111,774)	—
The Hartford Dividend and Growth Fund	277,645	24,440	(302,085)	—
The Hartford Equity Income Fund	—	669,492	(68,447)	601,045
The Hartford Global All-Asset Fund	—	800,796	(55,411)	745,385
The Hartford Global Real Asset Fund	1,865,798	12,031	(1,877,828)	—
The Hartford Growth Opportunities Fund	—	277,837	(162,400)	115,436
The Hartford Inflation Plus Fund	3,479,343	286,993	(3,489,883)	276,452
The Hartford International Growth Fund	244,861	828	(245,690)	—
The Hartford International Opportunities	398,227	279,118	(68,070)	609,275
The Hartford International Small Company	209,491	152,525	(39,346)	322,670
The Hartford International Value Fund	212,226	4,091	(216,317)	—
The Hartford MidCap Fund	—	357,098	(32,174)	324,924
The Hartford MidCap Value Fund	91,823	6,828	(98,650)	—
The Hartford Quality Bond Fund	—	2,004,051	(79,993)	1,924,058
The Hartford Short Duration Fund	—	1,436,366	(188,388)	1,247,978
The Hartford Small Company Fund	65,583	8,540	(74,122)	—
The Hartford Strategic Income Fund	387,869	1,591,418	(181,614)	1,797,673
The Hartford Total Return Bond Fund	2,210,972	40,034	(1,087,493)	1,163,514
The Hartford World Bond Fund	3,385,912	115,989	(1,426,835)	2,075,067

183

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Conservative Allocation Fund – (continued)

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of April 30, 2016
Hartford Core Equity Fund	$(8)	$—	$39,906	$12,111,859
Hartford Emerging Markets Equity Fund	(948,765)	48,048	—	—
Hartford Real Total Return Fund	(1,035,416)	25,086	—	5,955,301
Hartford Small Cap Core Fund	(1,364)	—	23,758	4,517,882
The Hartford Capital Appreciation Fund	(397,284)	309,772	—	—
The Hartford Dividend and Growth Fund	(341,295)	544,711	—	—
The Hartford Equity Income Fund	22,655	—	131,863	10,626,477
The Hartford Global All-Asset Fund	3,846	—	—	7,625,289
The Hartford Global Real Asset Fund	(4,900,213)	—	—	—
The Hartford Growth Opportunities Fund	(538,151)	—	28,740	4,558,581
The Hartford Inflation Plus Fund	(4,224,736)	—	—	3,060,327
The Hartford International Growth Fund	(196,407)	—	—	—
The Hartford International Opportunities	(192,663)	92,143	106,484	9,084,295
The Hartford International Small Company	61,710	24,147	38,360	4,549,645
The Hartford International Value Fund	(358,234)	53,921	—	—
The Hartford MidCap Fund	6,656	—	—	9,026,377
The Hartford MidCap Value Fund	42,081	98,503	—	—
The Hartford Quality Bond Fund	6,693	—	126,968	19,817,802
The Hartford Short Duration Fund	4,553	—	97,046	12,255,139
The Hartford Small Company Fund	(245,770)	164,340	—	—
The Hartford Strategic Income Fund	(197,648)	—	321,486	15,388,079
The Hartford Total Return Bond Fund	(678,557)	38,892	231,321	12,298,342
The Hartford World Bond Fund	(483,949)	858,742	122,698	21,393,938

	$(14,592,266)	$2,258,305	$1,268,630	$152,269,333

184

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Growth Allocation Fund

Affiliated Investment Companies	Number of shares held at October 31, 2015	Shares purchased	Shares sold	Number of shares held at April 30, 2016
Hartford Core Equity Fund	—	5,313,119	(169,651)	5,143,468
Hartford Emerging Markets Equity Fund	10,685,680	159,617	(10,845,297)	—
Hartford Global Capital Appreciation Fund	10,556,897	562,264	(11,119,161)	—
Hartford Global Equity Income Fund	15,554,025	—	(15,554,025)	—
Hartford Multi-Asset Income Fund	10,858,546	122,311	(10,980,857)	—
Hartford Real Total Return Fund	4,349,288	18,613	(1,968,027)	2,399,874
Hartford Small Cap Core Fund	—	6,895,448	(360,156)	6,535,292
The Hartford Equity Income Fund	—	4,673,087	(340,793)	4,332,294
The Hartford Global All-Asset Fund	—	3,145,616	(144,249)	3,001,367
The Hartford Growth Opportunities Fund	—	2,337,934	(593,876)	1,744,058
The Hartford International Opportunities Fund	—	6,918,324	(249,272)	6,669,052
The Hartford International Small Company Fund	—	4,976,873	(100,844)	4,876,029
The Hartford MidCap Fund	1,957,226	1,564,776	(230,344)	3,291,658
The Hartford MidCap Value Fund	3,680,325	263,648	(3,943,973)	—
The Hartford Quality Bond Fund	—	3,080,751	(251,042)	2,829,709
The Hartford Short Duration Fund	—	1,528,795	(21,417)	1,507,378
The Hartford Small Company Fund	2,366,810	314,098	(2,680,908)	—
The Hartford Strategic Income Fund	—	3,885,817	(284,136)	3,601,681
The Hartford World Bond Fund	7,785,952	287,668	(5,214,819)	2,858,801

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of April 30, 2016
Hartford Core Equity Fund	$(75,228)	$—	$395,602	$122,105,938
Hartford Emerging Markets Equity Fund	(17,948,798)	1,034,914	—	—
Hartford Global Capital Appreciation Fund	(44,588,434)	9,054,930	—	—
Hartford Global Equity Income Fund	(22,942,259)	—	—	—
Hartford Multi-Asset Income Fund	(14,696,859)	—	456,848	—
Hartford Real Total Return Fund	(1,929,971)	95,440	—	20,254,934
Hartford Small Cap Core Fund	31,442	—	395,244	76,266,855
The Hartford Equity Income Fund	21,199	—	938,941	76,594,965
The Hartford Global All-Asset Fund	(7,904)	—	—	30,703,989
The Hartford Growth Opportunities Fund	(1,915,132)	—	244,723	68,872,840
The Hartford International Opportunities Fund	14,767	—	1,152,012	99,435,560
The Hartford International Small Company Fund	(4,277)	—	574,616	68,752,011
The Hartford MidCap Fund	(608,469)	3,734,109	—	91,442,254
The Hartford MidCap Value Fund	(2,707,972)	3,854,533	—	—
The Hartford Quality Bond Fund	(1,532)	163,693	197,977	29,146,003
The Hartford Short Duration Fund	(746)	—	78,058	14,802,456
The Hartford Small Company Fund	(12,671,905)	6,008,271	—	—
The Hartford Strategic Income Fund	(10,140)	—	583,516	30,830,389
The Hartford World Bond Fund	(3,504,960)	1,986,894	198,317	29,474,241

	$(123,547,178)	$25,932,784	$5,215,854	$758,682,435

185

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Moderate Allocation Fund

Affiliated Investment Companies	Number of shares held at October 31, 2015	Shares purchased	Shares sold	Number of shares held at April 30, 2016
Hartford Core Equity Fund	—	3,464,800	(136,399)	3,328,401
Hartford Emerging Markets Equity Fund	4,448,565	65,843	(4,514,408)	—
Hartford Real Total Return Fund	6,451,744	36,309	(4,073,599)	2,414,454
Hartford Small Cap Core Fund	—	3,589,376	(220,963)	3,368,413
The Hartford Capital Appreciation Fund	1,014,801	77,820	(1,092,621)	—
The Hartford Dividend and Growth Fund	3,143,357	267,910	(3,411,267)	—
The Hartford Equity Income Fund	—	2,800,289	(238,883)	2,561,406
The Hartford Global All-Asset Fund	—	2,930,501	(152,962)	2,777,539
The Hartford Global Real Asset Fund	3,751,174	2,442	(3,753,616)	—
The Hartford Growth Opportunities Fund	—	1,301,113	(585,976)	715,137
The Hartford Inflation Plus Fund	7,320,948	10,213	(7,331,162)	—
The Hartford International Growth Fund	1,818,069	—	(1,818,069)	—
The Hartford International Opportunities Fund	2,858,463	1,120,586	(191,937)	3,787,112
The Hartford International Small Company Fund	1,918,285	1,037,673	(153,045)	2,802,913
The Hartford International Value Fund	1,569,284	28,828	(1,598,112)	—
The Hartford MidCap Fund	—	1,935,815	(118,378)	1,817,437
The Hartford MidCap Value Fund	859,154	61,005	(920,159)	—
The Hartford Quality Bond Fund	—	5,048,862	(236,862)	4,812,000
The Hartford Short Duration Fund	—	1,132,752	—	1,132,752
The Hartford Small Company Fund	552,858	72,046	(624,904)	—
The Hartford Strategic Income Fund	2,889,219	3,700,474	(574,895)	6,014,798
The Hartford Total Return Bond Fund	4,666,867	36,042	(4,702,909)	—
The Hartford World Bond Fund	6,388,962	224,572	(677,318)	5,936,217

186

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Moderate Allocation Fund – (continued)

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of April 30, 2016
Hartford Core Equity Fund	$(70,657)	$—	$256,874	$79,016,231
Hartford Emerging Markets Equity Fund	(7,136,004)	429,296	—	—
Hartford Real Total Return Fund	(3,843,024)	91,107	—	20,377,993
Hartford Small Cap Core Fund	22,788	—	204,498	39,309,375
The Hartford Capital Appreciation Fund	1,433,882	2,993,747	—	—
The Hartford Dividend and Growth Fund	3,285,338	6,054,756	—	—
The Hartford Equity Income Fund	16,283	—	556,584	45,285,666
The Hartford Global All-Asset Fund	(6,023)	—	—	28,414,221
The Hartford Global Real Asset Fund	(9,623,439)	—	—	—
The Hartford Growth Opportunities Fund	(2,006,642)	—	136,373	28,240,770
The Hartford Inflation Plus Fund	(7,489,679)	—	—	—
The Hartford International Growth Fund	(1,669,672)	—	—	—
The Hartford International Opportunities Fund	(253,841)	677,476	657,856	56,465,839
The Hartford International Small Company Fund	414,925	208,712	331,397	39,521,074
The Hartford International Value Fund	(3,023,077)	400,712	—	—
The Hartford MidCap Fund	7,009	—	—	50,488,412
The Hartford MidCap Value Fund	1,267,640	891,891	—	—
The Hartford Quality Bond Fund	3,063	80,839	316,437	49,563,604
The Hartford Short Duration Fund	—	—	55,161	11,123,629
The Hartford Small Company Fund	(1,894,093)	1,396,969	—	—
The Hartford Strategic Income Fund	(641,503)	—	1,114,757	51,486,674
The Hartford Total Return Bond Fund	(2,805,595)	82,291	183,590	—
The Hartford World Bond Fund	(242,941)	1,642,680	295,127	61,202,393

	$(34,255,262)	$14,950,476	$4,108,654	$560,495,881

187

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

10.	Investment Transactions:

For the six-month period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced Fund	$102,265,957	$57,203,352
Balanced Income Fund	$1,858,316,960	$1,220,621,441
Checks and Balances Fund	$128,243,935	$59,555,329
Conservative Allocation Fund	$118,376,040	$126,370,015
Global All-Asset Fund (consolidated)	$145,992,386	$120,069,846
Growth Allocation Fund	$730,828,811	$745,736,491
Moderate Allocation Fund	$445,438,160	$468,631,203
Multi-Asset Income Fund	$29,467,043	$63,564,239

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced Fund	$22,003,976	$17,735,037
Balanced Income Fund	$—	$2,283,488
Checks and Balances Fund	$—	$—
Conservative Allocation Fund	$—	$—
Global All-Asset Fund (consolidated)	$14,439,266	$12,971,048
Growth Allocation Fund	$—	$—
Moderate Allocation Fund	$—	$—
Multi-Asset Income Fund	$3,960,271	$2,341,090

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced Fund	$124,269,933	$74,938,389
Balanced Income Fund	$1,858,316,960	$1,222,904,929
Checks and Balances Fund	$128,243,935	$59,555,329
Conservative Allocation Fund	$118,376,040	$126,370,015
Global All-Asset Fund (consolidated)	$160,431,652	$133,040,894
Growth Allocation Fund	$730,828,811	$745,736,491
Moderate Allocation Fund	$445,438,160	$468,631,203
Multi-Asset Income Fund	$33,427,314	$65,905,329

For the six-month period ended April 30, 2016, Multi-Asset Income Fund engaged in security transactions with the Strategic Income Fund. These amounted to $13,533,384 in sales of investments, which are excluded from the above.

188

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

11.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2016, and the year ended October 31, 2015:

Balanced Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,908,778	$59,339,907	4,163,777	$87,022,977
Shares Issued for Reinvested Dividends	398,912	8,206,936	337,757	6,951,777
Shares Redeemed	(2,884,311)	(58,294,591)	(3,966,821)	(82,794,423)
Shares converted (from) Class B into Class A	44,953	911,211	91,739	1,931,726

Net Increase (Decrease)	468,332	10,163,463	626,452	13,112,057

Class B
Shares Sold	8,793	$178,835	24,012	$502,334
Shares Issued for Reinvested Dividends	1,915	39,242	688	14,007
Shares Redeemed	(46,667)	(941,200)	(102,791)	(2,153,393)
Shares converted (from) Class B into Class A	(45,187)	(911,211)	(92,307)	(1,931,726)

Net Increase (Decrease)	(81,146)	(1,634,334)	(170,398)	(3,568,778)

Class C
Shares Sold	1,049,890	$21,460,211	1,967,215	$41,204,514
Shares Issued for Reinvested Dividends	73,327	1,509,376	34,951	717,349
Shares Redeemed	(709,362)	(14,310,347)	(819,516)	(17,044,268)

Net Increase (Decrease)	413,855	8,659,240	1,182,650	24,877,595

Class I(1)
Shares Sold	583,958	$12,033,537	423,105	$8,980,125
Shares Issued for Reinvested Dividends	5,076	104,365	2,460	49,375
Shares Redeemed	(339,411)	(6,874,832)	(69,177)	(1,429,057)

Net Increase (Decrease)	249,623	5,263,070	356,388	7,600,443

Class R3
Shares Sold	36,292	$737,265	39,065	$817,569
Shares Issued for Reinvested Dividends	894	18,576	388	8,045
Shares Redeemed	(3,259)	(67,039)	(3,465)	(73,812)

Net Increase (Decrease)	33,927	688,802	35,988	751,802

Class R4
Shares Sold	7,504	$151,362	10,199	$215,584
Shares Issued for Reinvested Dividends	363	7,563	330	6,908
Shares Redeemed	(4,890)	(102,104)	(20,237)	(434,994)

Net Increase (Decrease)	2,977	56,821	(9,708)	(212,502)

Class R5
Shares Sold	1,702	$35,771	65	$1,389
Shares Issued for Reinvested Dividends	118	2,462	118	2,432
Shares Redeemed	(116)	(2,455)	(4)	(92)

Net Increase (Decrease)	1,704	35,778	179	3,729

189

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Balanced Fund – (continued)
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	548,007	$11,123,922	303,907	$6,451,479
Shares Issued for Reinvested Dividends	8,499	177,160	3,359	68,157
Shares Redeemed	(66,695)	(1,329,254)	(51,099)	(1,048,705)

Net Increase (Decrease)	489,811	9,971,828	256,167	5,470,931

Total Net Increase (Decrease)	1,579,083	$33,204,668	2,277,718	$48,035,277

(1) Commenced operations on March 31, 2015.

Balanced Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	28,427,734	$371,028,414	54,356,236	$734,140,473
Shares Issued for Reinvested Dividends	5,815,153	75,638,998	7,210,455	96,055,103
Shares Redeemed	(19,538,328)	(253,746,909)	(33,899,754)	(455,342,882)
Shares converted (from) Class B into Class A	29,992	391,546	70,741	959,314

Net Increase (Decrease)	14,734,551	193,312,049	27,737,678	375,812,008

Class B
Shares Sold	41,149	$534,054	109,970	$1,482,372
Shares Issued for Reinvested Dividends	25,023	324,394	45,237	602,310
Shares Redeemed	(254,859)	(3,312,162)	(503,474)	(6,769,592)
Shares converted (from) Class B into Class A	(30,063)	(391,546)	(70,933)	(959,314)

Net Increase (Decrease)	(218,750)	(2,845,260)	(419,200)	(5,644,224)

Class C
Shares Sold	33,682,774	$433,775,812	62,103,149	$828,910,419
Shares Issued for Reinvested Dividends	4,508,474	57,802,076	4,752,943	62,551,178
Shares Redeemed	(16,581,762)	(212,868,849)	(23,473,682)	(311,258,467)

Net Increase (Decrease)	21,609,486	278,709,039	43,382,410	580,203,130

Class I
Shares Sold	37,327,868	$487,143,609	46,538,622	$628,820,080
Shares Issued for Reinvested Dividends	2,680,020	34,890,861	3,199,376	42,593,790
Shares Redeemed	(24,005,548)	(309,363,106)	(29,846,418)	(401,162,355)

Net Increase (Decrease)	16,002,340	212,671,364	19,891,580	270,251,515

Class R3
Shares Sold	2,620,281	$34,404,483	3,668,682	$49,536,866
Shares Issued for Reinvested Dividends	292,808	3,819,775	311,145	4,157,968
Shares Redeemed	(891,803)	(11,657,317)	(2,258,022)	(30,481,304)

Net Increase (Decrease)	2,021,286	26,566,941	1,721,805	23,213,530

190

Hartford Funds - Multi-Strategy Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Balanced Income Fund – (continued)
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	1,098,839	$14,382,093	2,036,927	$27,463,243
Shares Issued for Reinvested Dividends	147,306	1,924,002	164,371	2,195,288
Shares Redeemed	(430,705)	(5,623,372)	(1,197,473)	(16,051,624)

Net Increase (Decrease)	815,440	10,682,723	1,003,825	13,606,907

Class R5
Shares Sold	555,820	$7,246,410	1,039,902	$14,218,758
Shares Issued for Reinvested Dividends	55,071	720,300	67,222	898,893
Shares Redeemed	(229,488)	(2,998,026)	(354,704)	(4,786,313)

Net Increase (Decrease)	381,403	4,968,684	752,420	10,331,338

Class R6
Shares Sold	53,286	$700,810	534,822	$7,121,197
Shares Issued for Reinvested Dividends	14,378	188,799	1,688	22,174
Shares Redeemed	(47,737)	(619,714)	(87,689)	(1,192,315)

Net Increase (Decrease)	19,927	269,895	448,821	5,951,056

Class Y
Shares Sold	959,768	$12,671,239	1,290,260	$17,573,460
Shares Issued for Reinvested Dividends	78,951	1,037,523	90,259	1,211,533
Shares Redeemed	(249,281)	(3,244,566)	(724,521)	(9,838,641)

Net Increase (Decrease)	789,438	10,464,196	655,998	8,946,352

Total Net Increase (Decrease)	56,155,121	$734,799,631	95,175,337	$1,282,671,612

Checks and Balances Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,495,276	$101,138,634	18,461,876	$202,794,654
Shares Issued for Reinvested Dividends	16,063,427	153,334,265	14,816,238	161,250,025
Shares Redeemed	(11,756,619)	(113,422,594)	(18,043,883)	(197,899,881)
Shares converted (from) Class B into Class A	280,096	2,700,249	131,795	1,437,356

Net Increase (Decrease)	15,082,180	143,750,554	15,366,026	167,582,154

Class B
Shares Sold	27,800	$270,613	52,005	$571,162
Shares Issued for Reinvested Dividends	883,771	8,374,575	1,037,347	11,237,725
Shares Redeemed	(2,309,673)	(22,071,597)	(2,057,706)	(22,373,536)
Shares converted (from) Class B into Class A	(281,712)	(2,700,249)	(132,523)	(1,437,356)

Net Increase (Decrease)	(1,679,814)	(16,126,658)	(1,100,877)	(12,002,005)

191

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Checks and Balances Fund – (continued)
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	2,448,166	$23,470,965	5,239,521	$57,171,349
Shares Issued for Reinvested Dividends	3,738,226	35,422,102	3,267,227	35,382,558
Shares Redeemed	(3,533,674)	(33,659,964)	(4,138,982)	(45,095,236)

Net Increase (Decrease)	2,652,718	25,233,103	4,367,766	47,458,671

Class I
Shares Sold	764,805	$7,455,127	1,216,217	$13,406,256
Shares Issued for Reinvested Dividends	393,144	3,760,464	327,416	3,566,954
Shares Redeemed	(719,353)	(6,859,208)	(1,029,146)	(11,258,472)

Net Increase (Decrease)	438,596	4,356,383	514,487	5,714,738

Class R3
Shares Sold	214,289	$1,995,981	463,096	$5,030,636
Shares Issued for Reinvested Dividends	147,172	1,399,071	109,909	1,193,203
Shares Redeemed	(60,490)	(588,347)	(241,029)	(2,642,339)

Net Increase (Decrease)	300,971	2,806,705	331,976	3,581,500

Class R4
Shares Sold	140,610	$1,292,665	125,015	$1,367,140
Shares Issued for Reinvested Dividends	50,740	483,274	42,071	456,861
Shares Redeemed	(167,125)	(1,563,680)	(67,371)	(740,958)

Net Increase (Decrease)	24,225	212,259	99,715	1,083,043

Class R5
Shares Sold	45,798	$453,181	536,593	$5,820,273
Shares Issued for Reinvested Dividends	59,648	569,996	5,320	56,924
Shares Redeemed	(43,814)	(418,853)	(79,801)	(864,721)

Net Increase (Decrease)	61,632	604,324	462,112	5,012,476

Total Net Increase (Decrease)	16,880,508	$160,836,670	20,041,205	$218,430,577

Conservative Allocation Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	839,379	$7,983,284	1,346,691	$13,616,138
Shares Issued for Reinvested Dividends	179,431	1,707,555	732,961	7,391,886
Shares Redeemed	(1,427,849)	(13,546,208)	(3,518,454)	(35,643,221)
Shares converted (from) Class B into Class A	20,764	196,913	38,050	385,880

Net Increase (Decrease)	(388,275)	(3,658,456)	(1,400,752)	(14,249,317)

192

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Conservative Allocation Fund – (continued)
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	5,022	$45,613	9,963	$99,614
Shares Issued for Reinvested Dividends	4,746	44,585	34,942	349,851
Shares Redeemed	(86,654)	(814,144)	(301,281)	(3,034,353)
Shares converted (from) Class B into Class A	(21,040)	(196,913)	(38,388)	(385,880)

Net Increase (Decrease)	(97,926)	(920,859)	(294,764)	(2,970,768)

Class C
Shares Sold	262,651	$2,437,531	388,368	$3,891,965
Shares Issued for Reinvested Dividends	53,711	504,093	244,378	2,446,031
Shares Redeemed	(590,681)	(5,515,213)	(1,118,640)	(11,203,567)

Net Increase (Decrease)	(274,319)	(2,573,589)	(485,894)	(4,865,571)

Class I
Shares Sold	8,010	$74,862	23,653	$240,775
Shares Issued for Reinvested Dividends	1,663	15,846	10,022	100,936
Shares Redeemed	(20,216)	(191,619)	(95,640)	(960,748)

Net Increase (Decrease)	(10,543)	(100,911)	(61,965)	(619,037)

Class R3
Shares Sold	71,459	$679,042	115,970	$1,183,060
Shares Issued for Reinvested Dividends	13,282	126,392	56,784	573,867
Shares Redeemed	(127,183)	(1,198,522)	(273,282)	(2,770,561)

Net Increase (Decrease)	(42,442)	(393,088)	(100,528)	(1,013,634)

Class R4
Shares Sold	31,433	$298,098	73,692	$747,096
Shares Issued for Reinvested Dividends	4,187	39,885	19,881	200,549
Shares Redeemed	(40,190)	(373,964)	(289,492)	(2,983,292)

Net Increase (Decrease)	(4,570)	(35,981)	(195,919)	(2,035,647)

Class R5
Shares Sold	10,454	$98,482	41,154	$413,962
Shares Issued for Reinvested Dividends	4,394	41,952	18,786	189,594
Shares Redeemed	(37,656)	(356,366)	(138,795)	(1,430,204)

Net Increase (Decrease)	(22,808)	(215,932)	(78,855)	(826,648)

Total Net Increase (Decrease)	(840,883)	$(7,898,816)	(2,618,677)	$(26,580,622)

193

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Global All-Asset Fund (consolidated)
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	537,288	$5,372,562	863,892	$9,700,983
Shares Issued for Reinvested Dividends	1,007,454	10,004,019	2,448,331	26,859,377
Shares Redeemed	(2,473,975)	(24,805,269)	(4,756,932)	(53,684,340)

Net Increase (Decrease)	(929,233)	(9,428,688)	(1,444,709)	(17,123,980)

Class C
Shares Sold	238,273	$2,365,433	654,261	$7,241,748
Shares Issued for Reinvested Dividends	523,116	5,137,001	1,254,781	13,644,178
Shares Redeemed	(1,815,074)	(18,060,997)	(3,062,308)	(34,209,455)

Net Increase (Decrease)	(1,053,685)	(10,558,563)	(1,153,266)	(13,323,529)

Class I
Shares Sold	614,763	$6,097,498	2,185,330	$23,859,148
Shares Issued for Reinvested Dividends	273,425	2,726,048	1,063,020	11,702,511
Shares Redeemed	(1,907,310)	(19,263,547)	(6,039,462)	(68,970,228)

Net Increase (Decrease)	(1,019,122)	(10,440,001)	(2,791,112)	(33,408,569)

Class R3
Shares Sold	18,816	$187,267	52,542	$592,420
Shares Issued for Reinvested Dividends	14,719	146,310	37,147	407,834
Shares Redeemed	(63,797)	(650,252)	(135,911)	(1,531,485)

Net Increase (Decrease)	(30,262)	(316,675)	(46,222)	(531,231)

Class R4
Shares Sold	32,040	$329,304	27,103	$307,829
Shares Issued for Reinvested Dividends	3,653	36,710	7,789	86,422
Shares Redeemed	(20,172)	(213,756)	(16,631)	(187,277)

Net Increase (Decrease)	15,521	152,258	18,261	206,974

Class R5
Shares Sold	—	$—	261	$3,000
Shares Issued for Reinvested Dividends	4,054	40,375	35,554	391,329
Shares Redeemed	(59,904)	(596,039)	(193,643)	(2,016,419)

Net Increase (Decrease)	(55,850)	(555,664)	(157,828)	(1,622,090)

Class Y
Shares Sold	6,938,459	$69,115,559	167,372	$1,933,249
Shares Issued for Reinvested Dividends	160,427	1,599,457	338,937	3,730,417
Shares Redeemed	(587,093)	(5,769,141)	(248,457)	(2,736,375)

Net Increase (Decrease)	6,511,793	64,945,875	257,852	2,927,291

Total Net Increase (Decrease)	3,439,162	$33,798,542	(5,317,024)	$(62,875,134)

194

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Growth Allocation Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,437,434	$24,644,946	4,769,564	$56,751,783
Shares Issued for Reinvested Dividends	3,637,332	37,234,854	13,139,872	150,609,050
Shares Redeemed	(4,917,712)	(49,925,167)	(8,292,408)	(98,193,630)
Shares converted (from) Class B into Class A	283,667	2,830,451	501,446	5,976,289

Net Increase (Decrease)	1,440,721	14,785,084	10,118,474	115,143,492

Class B
Shares Sold	4,658	$46,116	38,102	$487,694
Shares Issued for Reinvested Dividends	103,732	1,046,079	794,813	8,964,931
Shares Redeemed	(496,908)	(4,970,278)	(1,135,026)	(13,403,439)
Shares converted (from) Class B into Class A	(285,187)	(2,830,451)	(506,645)	(5,976,289)

Net Increase (Decrease)	(673,705)	(6,708,534)	(808,756)	(9,927,103)

Class C
Shares Sold	701,242	$6,917,162	1,457,404	$17,046,041
Shares Issued for Reinvested Dividends	1,004,280	10,095,226	4,166,071	46,928,907
Shares Redeemed	(1,686,453)	(16,801,976)	(3,107,714)	(36,270,739)

Net Increase (Decrease)	19,069	210,412	2,515,761	27,704,209

Class I
Shares Sold	269,852	$2,715,020	484,484	$5,892,897
Shares Issued for Reinvested Dividends	47,306	482,397	131,577	1,502,743
Shares Redeemed	(275,036)	(2,763,851)	(309,617)	(3,621,470)

Net Increase (Decrease)	42,122	433,566	306,444	3,774,170

Class R3
Shares Sold	86,251	$832,654	203,190	$2,366,117
Shares Issued for Reinvested Dividends	90,937	907,640	432,154	4,838,742
Shares Redeemed	(127,574)	(1,240,010)	(661,425)	(7,605,364)

Net Increase (Decrease)	49,614	500,284	(26,081)	(400,505)

Class R4
Shares Sold	100,997	$985,417	205,857	$2,610,051
Shares Issued for Reinvested Dividends	87,573	891,896	341,320	3,891,717
Shares Redeemed	(177,311)	(1,786,615)	(405,367)	(5,077,736)

Net Increase (Decrease)	11,259	90,698	141,810	1,424,032

Class R5
Shares Sold	31,587	$320,668	84,633	$1,007,443
Shares Issued for Reinvested Dividends	38,261	392,556	139,416	1,601,360
Shares Redeemed	(92,076)	(899,114)	(148,746)	(1,734,420)

Net Increase (Decrease)	(22,228)	(185,890)	75,303	874,383

Total Net Increase (Decrease)	866,852	$9,125,620	12,322,955	$138,592,678

195

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Moderate Allocation Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,373,669	$14,594,561	2,776,576	$33,550,914
Shares Issued for Reinvested Dividends	2,547,557	27,074,933	3,593,851	42,613,944
Shares Redeemed	(3,405,769)	(36,258,985)	(6,443,669)	(77,558,348)
Shares converted (from) Class B into Class A	115,217	1,212,176	227,005	2,754,822

Net Increase (Decrease)	630,674	6,622,685	153,763	1,361,332

Class B
Shares Sold	1,398	$14,519	10,491	$125,647
Shares Issued for Reinvested Dividends	74,188	775,594	183,751	2,161,636
Shares Redeemed	(349,648)	(3,643,216)	(785,049)	(9,389,989)
Shares converted (from) Class B into Class A	(117,081)	(1,212,176)	(229,311)	(2,754,822)

Net Increase (Decrease)	(391,143)	(4,065,279)	(820,118)	(9,857,528)

Class C
Shares Sold	482,998	$5,082,701	833,115	$9,948,792
Shares Issued for Reinvested Dividends	805,430	8,420,700	1,222,308	14,353,654
Shares Redeemed	(1,499,170)	(15,644,964)	(2,939,981)	(34,928,992)

Net Increase (Decrease)	(210,742)	(2,141,563)	(884,558)	(10,626,546)

Class I
Shares Sold	177,041	$1,923,361	204,604	$2,504,434
Shares Issued for Reinvested Dividends	55,100	587,276	87,018	1,032,473
Shares Redeemed	(155,494)	(1,660,138)	(402,650)	(4,839,213)

Net Increase (Decrease)	76,647	850,499	(111,028)	(1,302,306)

Class R3
Shares Sold	133,770	$1,398,907	304,674	$3,584,941
Shares Issued for Reinvested Dividends	154,880	1,624,153	289,367	3,400,212
Shares Redeemed	(239,186)	(2,572,722)	(1,393,125)	(16,739,088)

Net Increase (Decrease)	49,464	450,338	(799,084)	(9,753,935)

Class R4
Shares Sold	102,308	$1,064,069	232,223	$2,792,109
Shares Issued for Reinvested Dividends	57,050	606,241	142,151	1,685,875
Shares Redeemed	(182,181)	(1,919,904)	(1,274,173)	(15,621,785)

Net Increase (Decrease)	(22,823)	(249,594)	(899,799)	(11,143,801)

Class R5
Shares Sold	39,622	$421,225	76,850	$924,916
Shares Issued for Reinvested Dividends	51,001	544,028	69,638	826,923
Shares Redeemed	(165,364)	(1,761,433)	(143,572)	(1,750,675)

Net Increase (Decrease)	(74,741)	(796,180)	2,916	1,164

Total Net Increase (Decrease)	57,336	$670,906	(3,357,908)	$(41,321,620)

196

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Multi-Asset Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,080,358	$9,322,941	269,360	$2,585,369
Shares Issued for Reinvested Dividends	58,958	512,766	57,283	545,239
Shares Redeemed	(390,893)	(3,419,526)	(64,185)	(608,485)

Net Increase (Decrease)	748,423	6,416,181	262,458	2,522,123

Class C
Shares Sold	39,589	$343,062	78,602	$748,444
Shares Issued for Reinvested Dividends	12,351	107,612	17,792	169,598
Shares Redeemed	(40,244)	(352,710)	(49,502)	(469,494)

Net Increase (Decrease)	11,696	97,964	46,892	448,548

Class I
Shares Sold	275,418	$2,427,863	87,316	$841,595
Shares Issued for Reinvested Dividends	9,753	85,022	13,627	129,708
Shares Redeemed	(29,023)	(261,674)	(9,728)	(93,815)

Net Increase (Decrease)	256,148	2,251,211	91,215	877,488

Class R3
Shares Issued for Reinvested Dividends	6,343	55,311	9,445	90,060
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	6,343	55,311	9,444	90,050

Class R4
Shares Issued for Reinvested Dividends	6,707	58,476	10,103	96,328
Shares Redeemed	—	—	(1)	(10)

Net Increase (Decrease)	6,707	58,476	10,102	96,318

Class R5
Shares Issued for Reinvested Dividends	6,940	60,497	10,520	100,316

Net Increase (Decrease)	6,940	60,497	10,520	100,316

Class Y
Shares Sold	2,820,084	$24,744,048	709,152	$6,958,503
Shares Issued for Reinvested Dividends	161,096	1,415,836	622,486	5,941,457
Shares Redeemed	(10,980,857)	(96,292,160)	(1,412,725)	(13,440,801)

Net Increase (Decrease)	(7,999,677)	(70,132,276)	(81,087)	(540,841)

Total Net Increase (Decrease)	(6,963,420)	$(61,192,636)	349,544	$3,594,002

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2016, none of the Funds had borrowings under this facility.

197

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

198

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Shareholder Meeting Results (Unaudited):

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Balanced Fund	38,729,582.9930
The Hartford Balanced Income Fund	514,729,549.7730
The Hartford Checks and Balances Fund	197,413,929.4430
The Hartford Conservative Allocation Fund	16,654,902.7760
The Hartford Global All-Asset Fund	40,780,235.3740
The Hartford Growth Allocation Fund	76,892,837.4140
Hartford Moderate Allocation Fund	54,881,464.3570
Hartford Multi-Asset Income Fund	6,940,688.1740

Proposal One:	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.
Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

199

Hartford Funds - Multi-Strategy Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two:	The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,570,791.8012	502,821.6439	818,505.8589	3,987,597.0000
The Hartford Balanced Income Fund(2)	181,128,009.7890	4,608,962.2630	8,979,336.4500	64,901,148.0000
The Hartford Checks and Balances Fund(2)	68,462,890.6230	2,037,492.6160	3,645,535.6660	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,074,021.1911	76,666.1846	517,509.6563	2,086,668.0000
The Hartford Global All-Asset Fund(1)	16,064,793.4713	370,907.4338	709,784.0449	4,595,456.0000
The Hartford Growth Allocation Fund(1)	27,517,682.6549	924,724.6223	1,512,288.6778	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,550,256.9914	601,188.2545	1,163,526.3101	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,709,443.7813	687.4707	28,457.2760	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three:	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,247,602.8006	814,748.9086	829,767.5948	3,987,597.0000
The Hartford Balanced Income Fund(2)	178,220,374.8430	7,312,484.3000	9,183,449.3590	64,901,148.0000
The Hartford Checks and Balances Fund(2)	67,300,133.4401	2,934,765.2710	3,911,020.1940	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,134,036.0818	125,264.7206	408,896.2296	2,086,668.0000
The Hartford Global All-Asset Fund(1)	15,796,334.5306	639,824.4013	709,326.0181	4,595,456.0000
The Hartford Growth Allocation Fund(1)	26,515,399.4822	1,886,363.4509	1,552,933.0219	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,166,830.3547	898,666.8050	1,249,474.3963	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,709,160.7641	970.4879	28,457.2760	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four:	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,321,275.1420	726,317.7969	844,526.3651	3,987,597.0000
The Hartford Balanced Income Fund(2)	178,010,249.5050	7,370,289.8900	9,335,769.1070	64,901,148.0000
The Hartford Checks and Balances Fund(2)	67,301,505.5960	2,941,284.2890	3,903,129.0200	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,105,529.5625	129,669.8670	432,997.6025	2,086,668.0000
The Hartford Global All-Asset Fund(1)	15,824,669.2091	577,026.0878	743,789.6531	4,595,456.0000
The Hartford Growth Allocation Fund(1)	26,446,986.1715	1,927,875.7517	1,579,834.0318	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,085,389.4127	944,878.3757	1,284,703.7676	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,703,937.9934	5,359.2612	29,291.2734	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

200

Hartford Funds - Multi-Strategy Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five:	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	14,293,887.6860	755,180.0806	843,051.5374	3,987,597.0000
The Hartford Balanced Income Fund(2)	178,345,048.7870	7,176,927.7200	9,194,331.9950	64,901,148.0000
The Hartford Checks and Balances Fund(2)	67,427,913.9780	2,787,847.1890	3,930,157.7370	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	6,137,810.5448	114,977.6496	415,408.8376	2,086,668.0000
The Hartford Global All-Asset Fund(1)	15,764,117.4304	657,125.1550	724,242.3646	4,595,456.0000
The Hartford Growth Allocation Fund(1)	26,659,799.2256	1,694,175.6643	1,600,721.0651	9,488,742.1000
Hartford Moderate Allocation Fund(1)	19,237,447.8204	840,959.4030	1,236,564.3326	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,704,413.7031	5,717.5489	28,457.2760	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six:	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Balanced Fund(1)	13,733,797.4819	1,256,003.5842	902,318.2379	3,987,597.0000
The Hartford Balanced Income Fund(2)	151,007,299.4950	34,192,519.5530	9,516,489.4540	64,901,148.0000
The Hartford Checks and Balances Fund(2)	64,660,042.2730	5,349,097.8540	4,136,778.7780	24,790,914.0000
The Hartford Conservative Allocation Fund(1)	5,800,195.4632	420,682.1064	447,319.4624	2,086,668.0000
The Hartford Global All-Asset Fund(1)	13,081,029.3875	3,272,465.7858	791,989.7767	4,595,456.0000
The Hartford Growth Allocation Fund(1)	24,968,245.0079	3,251,639.4017	1,734,811.5454	9,488,742.1000
Hartford Moderate Allocation Fund(1)	18,500,178.5311	1,577,164.6367	1,237,628.3882	6,396,383.0000
Hartford Multi-Asset Income Fund(1)	5,704,757.9402	7,305.2552	26,525.3326	1,077,993.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

201

Hartford Funds - Multi-Strategy Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

202

Hartford Funds - Multi-Strategy Funds

Approval of the New Investment Management Agreement (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Balanced Fund

The Hartford Balanced Income Fund

The Hartford Global All-Asset Fund

Hartford Multi-Asset Income Fund

The Hartford Checks and Balances Fund

The Hartford Conservative Allocation Fund

Hartford Moderate Allocation Fund

The Hartford Growth Allocation Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II” and collectively with HMF, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HMF, on behalf of its series listed above (each a “Fund” and collectively, the “Funds”), and HMF II, and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain Funds, shareholders of the Funds were asked to approve the New Agreement, among other proposals.

The New Agreement differs from the Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in

203

Hartford Funds - Multi-Strategy Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to those Funds for which it currently serves as sub-adviser, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC.

* * * *

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

204

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy, and

https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-MS16 6/16 117965-2 Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

Equities struggled to find direction during the six months ended April 30, 2016, the period covered by this report. The S&P 5001 Index finished 2015 in the black,

posting a 1.38% total return after recovering from a correction (a drop of 10% or more) in September. Stocks fell back into correction territory yet again to start the year, before returning to a positive trajectory in mid-February. Despite these fluctuations, however, the bull market that began in 2009 continued into its seventh year.

In December 2015, the U.S. Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected in 2016. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

Low oil prices and weakness in the Chinese economy were two big culprits behind market insecurity in early 2016, alongside worries that the Fed would continue to raise rates in the midst of the uncertain global economic conditions. As the year progressed, oil prices began to normalize, China seemed to stabilize, and the Fed indicated it would move forward with additional rate increases dependent on economic progress, which helped to calm investor anxiety.

In addition to continuing global macroeconomic developments, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Duration-Hedged Strategic Income
Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return while seeking to reduce exposure to interest rate risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Duration-Hedged Strategic Income A3	0.50%	-2.22%	-0.72%
Duration-Hedged Strategic Income A4	-4.03%	-6.62%	-2.59%
Duration-Hedged Strategic Income C3	0.12%	-2.98%	-1.45%
Duration-Hedged Strategic Income C4	-0.87%	-3.92%	-1.45%
Duration-Hedged Strategic Income I3	0.73%	-1.95%	-0.42%
Duration-Hedged Strategic Income R3[3]	0.34%	-2.59%	-1.11%
Duration-Hedged Strategic Income R4[3]	0.49%	-2.29%	-0.82%
Duration-Hedged Strategic Income R5[3]	0.64%	-2.00%	-0.52%
Duration-Hedged Strategic Income Y3	0.69%	-1.90%	-0.42%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.86%

[1]	Not Annualized
[2]	Inception: 11/29/2013
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Duration-Hedged Strategic Income	Class A	1.15%	1.84%
Duration-Hedged Strategic Income	Class C	1.90%	2.60%
Duration-Hedged Strategic Income	Class I	0.90%	1.53%
Duration-Hedged Strategic Income	Class R3	1.45%	2.22%
Duration-Hedged Strategic Income	Class R4	1.15%	1.92%
Duration-Hedged Strategic Income	Class R5	0.85%	1.62%
Duration-Hedged Strategic Income	Class Y	0.75%	1.51%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Duration-Hedged Strategic Income Fund returned 0.50%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund also underperformed the 1.51% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In

December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases would be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest

3

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK) and emerging markets-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund invests primarily in Class Y shares of The Hartford Strategic Income Fund (“Underlying Fund”). Consistent with the Fund’s objective to provide current income and long-term total return while seeking to reduce exposure to interest rate risk, we continued to position the underlying Fund with an overweight to credit risk sectors, including high yield credit, bank loans, and emerging market debt. Underperformance relative to the Barclays U.S. Aggregate Bond Index during the period was primarily driven by the underlying Fund’s low structural duration relative to the benchmark as rates declined over the period, particularly on the intermediate- and long-ends of the yield curve. Also detracting from performance was the underlying Fund’s allocation to commercial mortgage backed securities (CMBS) and an underweight to investment grade corporate credit, which performed well during the period. Selection within the underlying Fund’s allocation to mortgage backed securities (MBS) also detracted from relative performance over the period. Derivative exposure to high yield credit default swap indexes (CDX) detracted from relative performance.

The underlying Fund’s emerging market debt allocation, specifically emerging market sovereigns, and developed non-U.S. sovereign debt contributed favorably to returns relative to the Barclays U.S. Aggregate Bond Index over the period. The out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, benefited relative returns during the period. An overweight allocation to high yield corporate bonds also contributed positively to the Fund’s relative performance over the period.

Derivative exposure to currency forwards and investment grade corporate indexes helped relative returns. Treasury futures were used to manage duration exposure, and detracted from relative results.

What is the outlook?

We believe U.S. economic momentum remains positive. We maintain a moderately pro-cyclical risk posture in credit markets generally, and believe that capacity constraints will pressure inflation higher. We remain underweight to investment grade corporates as we believe there are better opportunities in high yield and bank loans. We are also underweight agency mortgage backed securities (MBS) and have trimmed the Fund’s overweight allocation to non-agency residential MBS.

At the end of the period we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, and high yield. Consistent with the Fund’s objectives, we maintained a low duration (0.25 years) at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The Fund invests primarily in an Underlying Fund, The Hartford Strategic Income Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Fund to meet its objective. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve

4

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Investments

as of April 30, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Strategic Income Fund	93.9%
BlackRock Liquidity Funds TempFund Portfolio	4.6
Other Assets & Liabilities	1.5

Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Emerging Markets Local Debt A3	7.83%	-3.82%	-1.68%
Emerging Markets Local Debt A4	2.98%	-8.15%	-2.60%
Emerging Markets Local Debt C3	7.56%	-4.47%	-2.41%
Emerging Markets Local Debt C4	6.56%	-5.38%	-2.41%
Emerging Markets Local Debt I3	8.14%	-3.44%	-1.44%
Emerging Markets Local Debt R3[3]	7.16%	-4.58%	-2.10%
Emerging Markets Local Debt R4[3]	7.71%	-3.94%	-1.74%
Emerging Markets Local Debt R5[3]	7.23%	-4.22%	-1.56%
Emerging Markets Local Debt Y3	8.09%	-3.47%	-1.43%
JP Morgan GBI Emerging Markets Global Diversified Index	8.93%	-1.98%	-2.21%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Local Debt	Class A	1.26%	1.54%
Emerging Markets Local Debt	Class C	2.01%	2.30%
Emerging Markets Local Debt	Class I	1.01%	1.19%
Emerging Markets Local Debt	Class R3	1.56%	1.82%
Emerging Markets Local Debt	Class R4	1.26%	1.52%
Emerging Markets Local Debt	Class R5	0.96%	1.22%
Emerging Markets Local Debt	Class Y	0.91%	1.12%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Certain contractual reimbursements remain in effect until February 28, 2017. Other contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Evan J. Ouellette

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 7.83%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned 8.93% for the same period. The Fund outperformed the 7.15% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was generally positive on an absolute basis during the period. Local markets debt outperformed external sovereign debt during the period, with the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD) generating total returns of 8.93% in U.S. Dollar terms. Decreases in Emerging Markets (EM) interest rates and appreciation of EM currencies versus the U.S. dollar aided results. In December, the U.S. Federal Reserve (Fed) raised its benchmark policy rate by 0.25%, a move which was well telegraphed and widely expected. 2016 started on a rough patch as concerns regarding China’s slowdown sent the markets tumbling. An overall cautious stance to further rate hikes from major Central Banks eased these concerns and led to an impressive stock market rebound during the second half of the period. The Fed refrained from raising interest rates at its

March and April meetings, which weighed on the U.S. dollar. The European Central Bank (ECB) cut its deposit rate, increased the pace of its government bond buying, and added non-bank corporates to the bond buying mix. The Bank of Japan (BOJ) cut the deposit rate into negative territory. The People’s Bank of China (PBOC) cut the reserve requirements ratio for lenders and injected capital into financial institutions via its medium-term lending facility to ease the liquidity conditions and counter the slowing growth. China also eased limits on foreign investment in its domestic bond market. In addition, China announced a new trade weighted currency index that tracks a basket of 13 countries, moving away from the simple bilateral exchange rate between the Chinese renminbi and the U.S. dollar. In Turkey, President Erdogan’s AK Party had a decisive victory in the parliamentary election, returning the country to single-party rule. In Romania, Prime Minister Ponta resigned after a lengthy period of sustained political pressure following allegations of corruption. In Brazil, Finance Minister Joaquim Levy stepped down and was replaced by Nelson Barbosa, formerly the Minister of Planning. In December, Fitch followed S&P and downgraded Brazil’s sovereign credit rating to sub-investment grade, leading to Brazil’s exclusion from Global Aggregate indices and inclusion in some Global High Yield indices. The Chamber of Deputies, the lower house of the Brazilian Congress, voted in favor of impeaching President Dilma Rousseff. Venezuela’s political struggles continued as the opposition collected close to two million signatures and submitted a petition to the National Electoral Council (CNE) in an effort to oust President

7

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Nicholas Maduro from office. South African president Jacob Zuma survived an impeachment vote in parliament with the support of the ruling African National Congress (ANC), which controls almost two-thirds of the assembly. In Argentina, the business-friendly opposition candidate Maurico Macri won the presidential elections. Argentina returned to international capital markets with a successful bond issue, raising $16.5 billion, which will be used to pay the holdout investors and finance the fiscal deficit. As a result, all injunctions on debt payments from Argentina have been lifted. Technical conditions were supportive as mutual fund flows in EM fixed income turned positive later in the period. From a country perspective, Brazil, Indonesia, and Malaysia were the best performers in the GBI-EMGD Index while South Africa, Mexico, and Poland lagged.

Emerging market corporate debt finished the period with a return of 3.84% as measured by the JP Morgan CEMBI Broad Diversified Index. Credit spreads narrowed by 0.09% to 3.89% by the end of the period.

Within the Fund, duration strategies and security selection detracted from performance relative to the GBI-EMGD Index, while currency positioning was modestly positive. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as, generally speaking, corporate bonds underperformed the local debt rates and coupon component of the GBI-EMGD Index. Within the corporate bond holdings in the Fund, both country allocation strategies and security selection contributed positively versus the broad EM Corporate Index (JP Morgan CEMBI Broad Diversified Index).

The Fund’s duration strategies modestly detracted from performance. In Asia, an underweight in Thailand, given the low yield level and signs that the growth has bottomed and an underweight in Malaysia, where inflation is subdued and there is scope for rate cuts, though capital outflows always remain a risk, detracted from performance. In Latin America, an overweight to Mexico, where the yield curve, appears to be too steep relative to policy rate and inflation expectations, detracted from benchmark-relative performance over the period. An underweight duration exposure to local rates in Brazil also negatively affected performance. Within Europe, the Middle East and Africa (EMEA), an underweight duration in South Africa added to performance and helped outweigh the negative contribution from an underweight duration in Turkey, where the central bank has shown limited willingness to tighten policy in the face of what appears to be rising underlying inflation pressures.

Security selection was the largest detractor from performance relative to the GBI-EMGD Index during the period. Within Latin America, the Fund’s underweight position in select short- and mid-dated local sovereign debt in Brazil and an underweight to select mid- and long-dated local sovereign debt in Colombia detracted relative performance. In contrast, the Fund’s allocation to select external corporate issues in other Latin American countries, such as Guatemala and Chile, proved favorable. Within EMEA, the negative contribution from underweight exposure to short and medium term sovereign debt in Turkey and underweight exposure to short-term debt in South Africa detracted from performance outweighing the positive contribution from the Fund’s exposure to medium term external quasi-sovereign debt in the finance sector in Russia and medium term quasi-sovereign and corporate debt in the oil & gas sector in Kazakhstan. In Asia, an underweight exposure to long term rates in Thailand and an underweight exposure to medium term rates in Malaysia negatively affected results.

During the period, the Fund’s currency positioning modestly contributed positively to performance relative to the GBI-EMGD Index. In Latin America, an overweight to the Mexican peso later in the period, where a positive growth outlook and tighter fiscal and monetary policies should support the currency, and an underweight to Brazilian real, where a negative external backdrop and weak domestic sentiment do not appear to support the currency in the short-term, contributed positively to performance. This was somewhat offset by an underweight exposure to the Colombian peso, which detracted from performance. In EMEA, an overweight to the Russian ruble and an underweight to the Turkish lira contributed positively to results. Within Asia, an underweight to Thai baht, given what we believe are unattractive valuations and volatile capital outflows, and an underweight exposure to Malaysian ringgit detracted from performance.

The Fund’s interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We use local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.

What is the outlook?

We have been waiting for signs of a turn in EM fundamentals and we believe the first signals are starting to come through. From a cyclical perspective, we expect that growth will stabilize for many EM countries in 2016 with a U-shaped growth recovery in 2017 and we believe inflation pressures are waning in the most vulnerable markets. Flexible exchange rates appear to have cushioned many countries from the shock of weak commodities and lackluster global trade. In previous crises, the need to defend pegged currencies led to a rapid decline in reserves, a spike in interest rates, and a rise in the debt burden for many countries, plunging them into crisis. Since that time, many countries have moved to more flexible exchange rates, allowing them to maintain reserves and limit government debt burdens, which leave their countries less vulnerable to crisis. Flexible exchange rates seem to have served as an adjustment valve in many cases, causing imports to slow and exports to gradually increase as countries gained competitiveness. As a result, current account balances have meaningfully recovered in a number of markets. With

8

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

deficits falling, pressures on the currencies of many countries should fade as they become less reliant on foreign capital inflows to finance external deficits. However, fiscal pressures are likely to continue, and it may prove challenging for policymakers in some countries to tighten fiscal policy and enact key structural reforms in a slower-growth environment. For this reason we still believe that country differentiation will be important, creating opportunities for active management.

We believe that the global backdrop remains fragile, but that some global risks have eased. We expect that Developing Markets (DM) growth will remain anemic, keeping most DM central banks in an accommodative stance. This should help ease the pace of U.S. dollar strength and provide breathing room to battered EM currencies. At the same time, the severe drop in oil prices should bring a meaningful supply response, particularly in the U.S. shale market, helping oil prices to stabilize. More aggressive U.S. monetary policy or further declines in commodity prices would likely prompt further weakness in EM. We are also monitoring potential event risks out of Europe stemming from the refugee crisis and the potential for the U.K. to exit the European Union (Brexit), which could disrupt markets more broadly. In terms of China, the pace of growth is decelerating as it transitions to a more services-oriented economy. We believe that a meaningful build-up of credit in the economy poses a longer-term risk, but we do not anticipate a hard economic landing in the near term. China’s high foreign-exchange reserves, a current account surplus, and access to domestic financing should keep crisis scenarios at bay for some time. We consider a key tail risk to be if outflows from China accelerate, leading growth to slow more sharply. However, from a cyclical perspective, monetary stimulus and continued credit growth appear to be driving up property and infrastructure sectors, which could create a near-term bounce in Chinese growth.

As conditions improve, we have turned more positive on local rates, particularly in the higher yielding markets and have increased the size of the EM duration since the start of the year, though we have marginally reduced positions in some markets over the month given the strong rally. Our base case view for the high yielding markets is for a U-shaped recovery, where growth stabilizes this year before rebounding in 2017. At the same time, an improving current account position and a weaker U.S. dollar should ease currency pressures in these markets, which in turn should lead to a decline in inflation expectations. This should enable more central banks in the high yielding markets to end their hiking cycles and start tilting to monetary stimulus as we look ahead. We reduced the Fund’s underweight in Brazil, as there are also some shifting political dynamics in that market that contribute to our more constructive view. We increased the Fund’s exposure to South Africa during the period given what we view as the potential for political change and attractive valuations, particularly on the long-end, as the central bank is expected to continue raising interest rates to bring inflation under control over the medium-term. We find many lower yielding countries are less attractive in the current environment, as many appear to be near the end of their rate cutting cycle and valuations are not as appealing. Our caution here is expressed via underweights to countries like Thailand and Romania. We also remain underweight in Malaysia, where inflation is subdued and there appears to be scope for rate cuts, though capital outflows always remain a risk. In the “mid-yielders” – markets that we believe offer more yield than the core and less credit/inflation risk than the high yielders – we are neutral in Mexico, where the yield curve, appears to be too steep relative to policy rate and inflation expectations.

For currencies, despite the recent rally, we find valuations to be appealing for long-term investors. The meaningful improvement in current accounts should allow countries to be less reliant on foreign capital inflows, which should ease depreciation pressures on currencies. We recognize, however, that volatility may persist over the near term given the strong rally over the past two months, the potential for negative surprises regarding Fed policy/Fed communication, concerns over Chinese growth and monetary policy, and European risks. In Latin America, we reduced the Fund’s underweight to the Brazilian real closer to neutral, though the ongoing political uncertainty could have an adverse impact in these markets. In EMEA, we moved to an overweight the Russian ruble given the solid balance-of-payments performance, and increased exposure to the South African rand given the Fund’s expectations of current account improvement driven by weaker domestic demand and stronger exports to China. In Asia, we remain short the Chinese renminbi given what we believe are unattractive valuations and the Fund’s negative view on the country over the medium-term, though we reduced the Fund’s underweight to the Thai baht given the currencies defensive characteristics should volatility increase over the near-term.

We find particularly good value in Argentina Lebacs currently, with yields in the high 20’s range. Argentina Lebacs are zero coupon, short maturity (<250 days) local currency denominated instruments. The recent change in government appears to have led to a renewed commitment to important reforms, including the resolution of a longstanding dispute with holdout creditors, leaving us with a more constructive view of this market. It should be noted that Argentina still imposes capital controls, which are always a risk in EM domestic bond markets. It is widely expected that capital controls will be lifted in the coming months, but no announcements have yet been made, and so we continue invest on the basis of current standard market practice for the country.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices

9

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	24.2%
Foreign Government Obligations	67.4

Total	91.6%

Short-Term Investments	5.5
Purchased Options	0.7
Other Assets & Liabilities	2.2

Total	100.0%

10

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Floating Rate A2	1.20%	-1.39%	2.83%	3.19%
Floating Rate A3	-1.84%	-4.35%	2.21%	2.87%
Floating Rate B2	0.70%	-2.15%	2.02%	2.55%	[4]
Floating Rate B3	-4.25%	-6.88%	1.67%	2.55%	[4]
Floating Rate C2	0.71%	-2.24%	2.05%	2.41%
Floating Rate C3	-0.28%	-3.19%	2.05%	2.41%
Floating Rate I2	1.33%	-1.11%	3.10%	3.46%
Floating Rate R3[2]	1.08%	-1.63%	2.57%	2.97%
Floating Rate R4[2]	1.20%	-1.40%	2.81%	3.18%
Floating Rate R5[2]	1.23%	-1.22%	3.09%	3.41%
Floating Rate Y2	1.25%	-1.18%	3.15%	3.50%
Credit Suisse Leveraged Loan Index	1.36%	-0.13%	3.75%	4.15%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Floating Rate Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate	Class A	0.99%	0.99%
Floating Rate	Class B	1.76%	1.85%
Floating Rate	Class C	1.74%	1.74%
Floating Rate	Class I	0.72%	0.72%
Floating Rate	Class R3	1.26%	1.38%
Floating Rate	Class R4	1.01%	1.07%
Floating Rate	Class R5	0.71%	0.79%
Floating Rate	Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see ”A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 1.20% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 1.36% for the same period. The Fund outperformed the 1.01% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its

Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the

12

The Hartford Floating Rate Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield and bank loans, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, over the period. Benchmark-relative underperformance was largely driven by sector allocation during the period. An overweight allocation to the Energy sector detracted from the Fund’s benchmark-relative performance, as commodity prices were under pressure over the earlier part of the period. In aggregate, security selection contributed positively to performance relative to the Credit Suisse Leveraged Loan Index during the period, specifically within Utilities, Technology, and Healthcare, which was partially offset by weaker selection within the wirelines and Metals and Mining sectors. In aggregate, quality positioning had a marginal impact on relative performance as the Fund’s underweight to BB-rated securities detracted while the Fund’s underweight to CCC and below-rated securities contributed positively.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the trailing six months, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to Pound sterling over the period.

What is the outlook?

In aggregate, our outlook for bank loans remains generally constructive. While credit quality has begun to degrade with the entry of some lower-quality first-time issuers, the sector’s overall credit fundamentals remain stable in our opinion. We believe current bank loan valuations are attractive, although we do expect overall default rates to step up over the next two years (currently below long term averages), with most of the activity concentrated in the commodity-sensitive sectors. Additionally, we believe bank loans’ long-term potential benefits of diversification and floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, the pace of bank loan mutual fund outflows slowed to $646 million over the month of April, bringing flows to –$7.8 billion during the first four months of 2016. Collateralized loan obligations (CLOs) demand picked up more recently, but only $12.4 billion has priced so far this year, well behind last year’s pace of $41 billion at this time, according to S&P. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, upcoming risk-retention rules for CLOs issuers may dampen purchases.

We remain generally constructive on high yield, but recognize that credible threats to global growth have increased. We expect that default rates will continue to increase, to a range of 5-6% by the end of 2016, but that they will mainly be concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). While we are finding what we view as opportunities in these sectors, we are generally taking a selective approach to investing in them. We continue to focus the Fund’s efforts on issuers that we believe will benefit from a strong U.S. consumer and in sectors that are less cyclical in nature (for example, Media Cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We believe the economic backdrop for the high-yield market is generally supportive, but continue to closely monitor factors that could cause the commodity-related stress to spread to the broader market, including the potential impact of a strengthening U.S. dollar on the industrial economy and trends in bank lending standards across sectors.

At the end of the period, the Fund continued to maintain out-of-benchmark allocations to U.S. high yield bonds and European bank loans and high yield credit. Within quality positioning, the Fund continued to be overweight CCC-rated securities and underweight BB-rated securities. In terms of sector positioning, the Fund was overweight Energy, Food & Beverage, and Financials and underweight Technology, Retailers, and Automotive relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk, bankruptcy risk, and insolvency. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

13

The Hartford Floating Rate Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%

Total	0.1%

Fixed Income Securities
Corporate Bonds	5.5%
Senior Floating Rate Interests	88.5

Total	94.0%

Short-Term Investments	7.4
Other Assets & Liabilities	(1.5)

Total	100.0%

14

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 04/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Floating Rate High Income A3	1.49%	-2.24%	4.56%
Floating Rate High Income A4	-1.55%	-5.17%	3.86%
Floating Rate High Income C3	1.01%	-2.97%	3.77%
Floating Rate High Income C4	0.02%	-3.90%	3.77%
Floating Rate High Income I3	1.62%	-1.99%	4.84%
Floating Rate High Income R3[3]	1.35%	-2.45%	4.22%
Floating Rate High Income R4[3]	1.44%	-2.20%	4.52%
Floating Rate High Income R5[3]	2.71%	-0.93%	5.06%
Floating Rate High Income Y3	1.64%	-1.96%	4.82%
Credit Suisse Leveraged Loan Index	1.36%	-0.13%	5.03%

[1]	Not Annualized
[2]	Inception: 09/30/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford Floating Rate High Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate High Income	Class A	1.07%	1.13%
Floating Rate High Income	Class C	1.82%	1.90%
Floating Rate High Income	Class I	0.82%	0.88%
Floating Rate High Income	Class R3	1.37%	1.50%
Floating Rate High Income	Class R4	1.07%	1.20%
Floating Rate High Income	Class R5	0.77%	0.90%
Floating Rate High Income	Class Y	0.77%	0.79%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 1.49%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 1.36% for the same period. The Fund also outperformed the 1.01% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies,

16

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield and bank loans, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, over the six-month period. In aggregate, security selection contributed positively to relative performance during the period, specifically within the Healthcare, Financial Services, and Consumer Cyclical Services sectors, which was only partially offset by negative selection in the Diversified Manufacturing and Packaging sectors. Sector allocation detracted from benchmark-relative performance during the period. In particular, an overweight position to the Energy sector detracted from the Fund’s benchmark relative performance, as commodity prices remained volatile over the period. In aggregate, quality positioning detracted from performance over the period, primarily due to the Fund’s overweight allocation to CCC and below-rated loans as lower-quality loans underperformed over the period.

The Fund uses derivatives moderately for risk management purposes. Over the trailing six months, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to Pound sterling over the period.

What is the outlook?

In aggregate, our outlook for bank loans remains generally constructive. While credit quality has begun to degrade with the entry of some lower-quality first-time issuers, we believe the sector’s overall credit fundamentals remain stable. We believe current bank loan valuations are attractive, although we do expect overall default rates to step up over the next two years (currently below long term averages), with most of the activity concentrated in the commodity-sensitive sectors. Additionally, we believe bank loans’ long-term potential benefits of diversification and floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, the pace of bank loan mutual fund outflows slowed to $646 million over the month of April, bringing flows to –$7.8 billion during the first four months of 2016. Collateralized loan obligation (CLO) demand picked up more recently, but only $12.4 billion has priced so far this year, well behind last year’s pace of $41 billion at this time, according to S&P. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, upcoming risk-retention rules for CLO issuers may dampen purchases.

We remain generally constructive on high yield, but recognize that credible threats to global growth have increased. We expect that default rates will continue to increase, to a range of 5-6% by the end of 2016, but that they will mainly be concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). While we are finding what we view as opportunities in these sectors, we are generally taking a selective approach to investing in them. We continue to focus the Fund’s efforts on issuers that we believe will benefit from a strong U.S. consumer and in sectors that are less cyclical in nature (for example, Media Cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We believe the economic backdrop for the high-yield market is generally supportive, but continue to closely monitor factors that could cause the commodity-related stress to spread to the broader market, including the potential impact of a strengthening U.S. dollar on the industrial economy and trends in bank lending standards across sectors.

At the end of the period, the Fund continued to maintain out-of-benchmark allocations to U.S. high yield bonds and European bank loans and high yield credit. Within quality positioning, the Fund continued to be overweight CCC-rated securities and underweight BB-rated securities. In terms of sector positioning, the Fund was overweight Financial Institutions, Food & Beverage, and Energy, and underweight Technology, Retailers, and Media & Entertainment relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic

17

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

developments in foreign countries and regions. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%

Total	0.2%

Fixed Income Securities
Corporate Bonds	12.5%
Senior Floating Rate Interests	81.3

Total	93.8%

Short-Term Investments	7.1
Other Assets & Liabilities	(1.1)

Total	100.0%

18

The Hartford High Yield Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
High Yield A2	1.61%	-2.07%	4.06%	5.94%
High Yield A3	-2.96%	-6.47%	3.11%	5.45%
High Yield B2	1.23%	-2.71%	3.28%	5.30%	[4]
High Yield B3	-3.73%	-7.38%	2.95%	5.30%	[4]
High Yield C2	1.23%	-2.69%	3.31%	5.16%
High Yield C3	0.24%	-3.63%	3.31%	5.16%
High Yield I2	1.74%	-1.66%	4.32%	6.24%
High Yield R3[2]	1.46%	-2.23%	3.76%	5.69%
High Yield R4[2]	1.61%	-1.93%	4.07%	5.99%
High Yield R5[2]	1.76%	-1.64%	4.35%	6.25%
High Yield Y2	1.79%	-1.61%	4.40%	6.32%
Barclays U.S. Corporate High Yield Bond Index	2.37%	-1.12%	5.41%	7.35%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford High Yield Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
High Yield	Class A	1.06%	1.17%
High Yield	Class B	1.81%	2.07%
High Yield	Class C	1.81%	1.85%
High Yield	Class I	0.81%	0.85%
High Yield	Class R3	1.36%	1.49%
High Yield	Class R4	1.06%	1.18%
High Yield	Class R5	0.76%	0.87%
High Yield	Class Y	0.71%	0.75%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 1.61% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 2.37% for the same period. The Fund outperformed the 0.93% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan

20

The Hartford High Yield Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

joined the growing list of countries with negative yields. In the U.S.,

the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, investment grade corporates, and bank loans as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Barclays U.S. Corporate High Yield Bond Index returned 2.37% for the six months ended April 30, 2016 and outperformed duration equivalent treasuries by 0.29%. The Option-Adjusted Spread (OAS) of the High Yield Index was 5.77% on April 30, 2016, wider than the prior six months (5.60%). As was the case with many other credit risk sectors, the period was volatile for the high yield market, as spreads widened in early 2016 but then tightened in mid-February, led by a rebound in the Energy and Metals and Mining sectors.

Overall, sector allocation decisions detracted from returns relative to the Barclays U.S. Corporate High Yield Bond Index, primarily driven by the Fund’s underweight allocation to the Metals/Mining sector. Over the six months ended April 30, 2016, commodity prices remained volatile but rallied over the second half of the period. The Fund remain underweight the Metals/Mining sector as we continue to be concerned about a slowdown in global metals demand driven by emerging markets as well as industry oversupply. This was partially offset by an overweight to Technology, a sector we favor primarily due to the bottom up ideas we are finding in the space. We see the best opportunities in software companies with strong recurring revenue streams and are more wary of hardware companies.

During the period, security selection contributed positively to returns relative to the Barclays U.S. Corporate High Yield Bond Index within the Energy and Cable Satellite sectors. A lack of exposure to a number of issuers in the Energy sector contributed positively to benchmark relative performance, as many issuers remained under pressure despite the rally in oil prices. We continue to focus the Fund’s exposure on higher quality exploration and production (E&P) credits and remain cautious on oil services and refining issuers. In the Cable Satellite sector, the Fund’s lack of exposure to Intelsat helped relative returns. Intelsat recently lowered its forward guidance and we have concerns about the industry dynamics and refinancing risk for the company. The positive security selection was partially offset by selection in the Financial Services sector where exposure to a number of U.K. banks, including Royal Bank of Scotland and Barclays Bank, detracted from relative returns due to uncertainty over a potential U.K. exit from the European Union.

Over the period, the Fund had a small position in High Yield Index linked credit default swaps (CDX). The Fund’s CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This derivative position was not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain generally constructive on high yield, but recognize that credible threats to global growth have increased. We expect that default rates will continue to increase, to a range of 5-6% by the end of 2016, but that they will mainly be concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). While we are finding what we see as opportunities in these sectors, we are generally taking a selective approach to investing in them. We continue to focus the Fund’s efforts on issuers that we believe will benefit from a strong U.S. consumer and in sectors that are less cyclical in nature (for example, Media Cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We believe the economic backdrop for the high-yield market is generally supportive, but continue to closely monitor factors that could cause the commodity-related stress to spread to the broader market, including the potential impact of a strengthening U.S. dollar on the industrial economy and trends in bank lending standards across sectors.

The Fund ended the period most overweight Healthcare and Technology and most underweight Metals and Mining and Automotive, relative to the Barclays U.S. Corporate High Yield Bond Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates,

21

The Hartford High Yield Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.7
Corporate Bonds	91.4
Senior Floating Rate Interests	1.5

Total	93.6%

Short-Term Investments	5.2
Other Assets & Liabilities	1.0

Total	100.0%

22

The Hartford Inflation Plus Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Inflation Plus A2	2.74%	0.46%	1.48%	4.02%
Inflation Plus A3	-1.88%	-4.06%	0.55%	3.55%
Inflation Plus B2	2.36%	-0.29%	0.72%	3.41%	[4]
Inflation Plus B3	-2.64%	-5.27%	0.37%	3.41%	[4]
Inflation Plus C2	2.36%	-0.38%	0.72%	3.23%
Inflation Plus C3	1.36%	-1.38%	0.72%	3.23%
Inflation Plus I2	2.89%	0.64%	1.74%	4.29%
Inflation Plus R3[2]	2.60%	0.09%	1.14%	3.69%
Inflation Plus R4[2]	2.75%	0.37%	1.43%	3.97%
Inflation Plus R5[2]	2.80%	0.64%	1.73%	4.24%
Inflation Plus Y2	2.98%	0.82%	1.82%	4.34%
Barclays U.S. TIPS 1-10 Year Index	3.12%	1.23%	1.51%	3.98%
Barclays U.S. TIPS Index	3.89%	1.12%	2.58%	4.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford Inflation Plus Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Inflation Plus	Class A	0.85%	0.94%
Inflation Plus	Class B	1.60%	1.78%
Inflation Plus	Class C	1.60%	1.66%
Inflation Plus	Class I	0.60%	0.73%
Inflation Plus	Class R3	1.20%	1.25%
Inflation Plus	Class R4	0.90%	0.95%
Inflation Plus	Class R5	0.60%	0.66%
Inflation Plus	Class Y	0.54%	0.54%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 2.74%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Barclays U.S. TIPS 1-10 Year Index, and Barclays U.S. TIPS Index, which returned 3.12% and 3.89%, respectively, for the same period. The Fund also underperformed the 3.05% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

24

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Oil price volatility and global macroeconomic uncertainty continued to drive much of the movement in Treasury Inflation-Protected Securities (TIPS) “real” yields and in the “break-even” spread, which is the difference between TIPS and nominal Treasury yields. In late 2015, inflation break-evens rose following favorable employment and inflation data and the Fed’s decision to not to raise the Funds rate in September. 5- and 10-year break-evens rose by 0.20% and 0.15%, respectively, and both nominal and real yields also trended upward. The first part of 2016 has seen interest rate and commodity price volatility that has also affected the TIPS market. In January and early February, markets were affected by concerns that global economic turmoil would spread to the U.S., and even concerns that the Fed was mistaken in raising rates by 0.25% in December. These growth concerns and tightening financial conditions, along with a renewed slump in oil prices, contributed positively to rallies in interest rates and a downward revision of market inflation expectations, with inflation break-evens reaching new post-crisis lows (10-year break-evens as low as 1.19%). Since February, market sentiment has improved, and in particular, strong employment figures and Core Consumer Price Index (CPI) prints (consistently about 2%) have contributed positively to a recovery in inflation break-evens, and 5-and 10-year break-evens rose by 0.65% and 0.51%, respectively, between their February lows and the end of April.

The Fund’s performance from TIPS was the primary detractor from relative results due to curve positioning in TIPS. In late 2015, TIPS contributed positively to performance as the real yield curve flattened and we expressed a curve flattening bias through TIPS. In the first quarter of 2016, the same position detracted from performance as the TIPS yield curve steepened. The Fund’s allocation to a developed-currency relative value strategy was also a detractor from performance during the period; the strategy was long the U.S. dollar during a time when the dollar depreciated. The contributors to performance during the period were the holdings in certain risk assets that performed better than risk assets more broadly, including bank loans, Agency Credit Risk Transfer securities, and AAA-rated commercial mortgage backed securities (CMBS). The Fund also benefited from its holdings in inflation-linked bonds from emerging market countries experiencing low growth and high inflation.

Over the period, the Fund made use of derivatives in pursuit of both risk management and benchmark-relative returns. Derivatives usage included U.S. Treasury futures to manage duration, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and CPI swaps to add inflation sensitivity. Over the period, the impact of derivatives on performance was mixed. The developed-market currency strategy contributed positively to overall performance; however, currency hedges to manage exposure from the non-U.S. inflation linked bonds detracted from overall performance as the U.S. dollar has weakened year-to-date.

What is the outlook?

We remain positive on longer-term break-even valuations. While 5-and 10- year break-evens have risen in recent months, we still believe that they are undervalued, given that Core CPI is now above 2% and we expect it to stabilize there this year. We believe there are still short-term conditions making inflation less likely, including the risk of a further oil slump and the possibility that tightening domestic financial conditions in response to global economic turmoil could put downward pressure on inflation. However, we expect that these difficult conditions are likely to keep Core CPI near its current level rather than push Core CPI dramatically lower in 2016.

At the end of the period, the Fund was long 10-year break-evens and short duration relative to the Barclays U.S. TIPS 1-10 Year Index. We continued to be underweight shorter-maturity TIPS, which are most sensitive to short-term changes in inflation. At the end of the period, the Fund maintained out-of-benchmark allocations to bank loans, non-U.S. dollar inflation linked bonds, and non-agency residential and CMBS.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

25

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.5%
Foreign Government Obligations	3.2
Senior Floating Rate Interests	4.8
U.S. Government Agencies	1.2
U.S. Government Securities	84.4

Total	97.1%

Short-Term Investments	3.2
Other Assets & Liabilities	(0.3)

Total	100.0%

26

Hartford Municipal Income Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/16)

	6 Months[1]	Since Inception[2]
Municipal Income A3	3.55%	5.28%
Municipal Income A4	-1.11%	0.54%
Municipal Income C3	3.17%	4.56%
Municipal Income C4	2.17%	3.56%
Municipal Income I3	3.68%	5.52%
Barclays Municipal Bond Index	3.55%	5.59%

[1]	Not Annualized
[2]	Inception: 05/29/2015. Cumulative returns not annualized.
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

Hartford Municipal Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Income	Class A	0.70%	1.12%
Municipal Income	Class C	1.45%	1.84%
Municipal Income	Class I	0.45%	0.84%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 3.55%, before sales charge, for the six-month period ended April 30, 2016, performing in line with the Barclays U.S. Municipal Bond Index, the Fund’s benchmark, which returned 3.55% for the same period. The Fund underperformed the 3.78% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

28

Hartford Municipal Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

An out of benchmark allocation to high yield revenue bonds and high yield GO bonds was the main driver of performance during the period. Security selection within investment grade revenue bonds contributed positively to performance relative to the Barclays U.S. Municipal Bond Index, particularly within the sales tax and special tax sectors. The Fund’s duration and yield curve positioning contributed positively to relative results during the period. Security selection within investment grade revenue bonds, primarily in airports, detracted from performance relative to the Barclays U.S. Municipal Bond Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, municipals offer value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which we believe may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016. Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

The Fund ended the period with a duration of 5.52 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	10.9%
Development	1.2
Education	2.2
Facilities	0.3
General	14.0
General Obligation	14.9
Higher Education	2.1
Medical	12.8
Mello-Roos District	1.3
Nursing Homes	3.8
Power	1.6
School District	6.3
Single Family Housing	1.6
Tobacco	4.9
Transportation	11.8
Utilities	1.1
Water	1.8
Short-Term Investments	9.5
Other Assets & Liabilities	(2.1)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

29

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Municipal Opportunities A3	3.55%	5.20%	5.98%	2.91%
Municipal Opportunities A4	-1.11%	0.46%	5.01%	2.38%
Municipal Opportunities B3	3.16%	4.53%	5.20%	2.21%	[5]
Municipal Opportunities B4	-1.84%	-0.47%	4.87%	2.21%	[5]
Municipal Opportunities C3	3.16%	4.41%	5.19%	2.15%
Municipal Opportunities C4	2.16%	3.41%	5.19%	2.15%
Municipal Opportunities I3	3.67%	5.45%	6.26%	3.18%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.82%	4.47%	4.25%	4.65%

[1]	Not Annualized
[2]	Inception: 05/31/2007
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

30

The Hartford Municipal Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Opportunities	Class A	0.69%	0.70%
Municipal Opportunities	Class B	1.44%	1.52%
Municipal Opportunities	Class C	1.44%	1.46%
Municipal Opportunities	Class I	0.44%	0.45%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 3.55%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.82% for the same period. The Fund also outperformed the 3.09% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased

31

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

An out of benchmark allocation to high yield tobacco and health care revenue bonds was the primary driver of outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period. Security selection within investment grade revenue Bonds, particularly within the lease and special tax sectors also contributed positively to results relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period. Duration and yield curve positioning contributed positively to benchmark-relative outperformance, largely due to the Fund’s overweight to the 10-year and 20-year portions of the yield curve, where rates tightened. Security selection within investment grade GO bonds, primarily local GO bonds, detracted from performance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, we believe municipals offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-

recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016. Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

The Fund ended the period with a duration of 4.96 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

32

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	4.6%
Development	3.7
Education	3.3
Facilities	1.0
General	18.1
General Obligation	12.3
Higher Education	2.5
Housing	0.1
Medical	12.2
Mello-Roos District	0.9
Multifamily Housing	0.4
Nursing Homes	3.5
Pollution	0.3
Power	2.1
School District	6.0
Single Family Housing	1.6
Tobacco	3.6
Transportation	9.0
Utilities	1.0
Water	6.1
Short-Term Investments	8.7
Other Assets & Liabilities	(1.0)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

33

The Hartford Municipal Real Return Fund inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Municipal Real Return A2	2.99%	2.61%	3.65%	2.11%
Municipal Real Return A3	-1.64%	-2.01%	2.70%	1.64%
Municipal Real Return B2	2.74%	1.84%	2.90%	1.50%	[4]
Municipal Real Return B3	-2.26%	-3.14%	2.54%	1.50%	[4]
Municipal Real Return C2	2.73%	1.85%	2.89%	1.35%
Municipal Real Return C3	1.73%	0.85%	2.89%	1.35%
Municipal Real Return I2	3.23%	2.87%	3.92%	2.36%
Municipal Real Return Y2	3.23%	2.87%	3.92%	2.36%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.82%	4.47%	4.25%	4.62%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

34

The Hartford Municipal Real Return Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Real Return	Class A	0.69%	0.79%
Municipal Real Return	Class B	1.44%	1.61%
Municipal Real Return	Class C	1.44%	1.54%
Municipal Real Return	Class I	0.44%	0.56%
Municipal Real Return	Class Y	0.44%	0.49%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Real Return Fund returned 2.99%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.82% for the same period. The Fund underperformed the 3.09% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global

35

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

The Fund’s inflation overlay – which is implemented via Consumer Price Index (CPI) swap derivatives – was the main driver of outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period, as longer term inflation expectations also increased during the period. Security selection within investment grade revenue bonds contributed positively to benchmark-relative returns over the period, particularly within the Special Tax and Education sectors. An out-of-benchmark allocation to high yield revenue bonds also contributed positively to relative performance over the period. The Fund’s duration and yield curve positioning also contributed positively to relative performance. Security selection within investment grade GO bonds, primarily local GO bonds, detracted from performance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period.

Outside of the CPI swaps previously mentioned, derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, we believe that municipals offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016. Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

We believe that, the difference between U.S. Treasury yield and U.S. Treasury Inflation-Protected Securities (TIPS) yield returns will continue to have a positive effect. Core CPI is over 2 percent, where we expect it to stabilize this year, whereas market inflation expectations, measured as the spread between nominal U.S. Treasuries and TIPS, are still well below this level. We believe that there are still short-term headwinds to inflation, including the possibility that global economic uncertainty and political risk could cause financial conditions to tighten, affecting goods inflation in the near-term. These difficult conditions will likely continue to influence the size and timing of the Fund’s breakeven positions.

We maintained the portfolio’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio at approximately 86% on a contribution to duration basis at the end of the period. The Fund ended the period with a duration of 4.45 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives

36

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	10.7%
Bond Bank	0.3
Development	3.6
Education	1.1
Facilities	2.1
General	17.0
General Obligation	10.7
Higher Education	5.9
Medical	13.6
Mello-Roos District	0.9
Multifamily Housing	0.3
Nursing Homes	3.8
Power	2.4
School District	6.6
Single Family Housing	0.9
Tobacco	1.9
Transportation	8.8
Water	7.2
Short-Term Investments	2.5
Other Assets & Liabilities	(0.3)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

37

Hartford Municipal Short Duration Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/16)

	6 Months[1]	Since Inception[2]
Municipal Short Duration A3	0.84%	1.76%
Municipal Short Duration A4	-3.70%	-2.82%
Municipal Short Duration C3	0.47%	0.99%
Municipal Short Duration C4	-0.53%	-0.01%
Municipal Short Duration I3	0.96%	1.99%
Barclays Municipal Bond Short 1-5 Year Index	0.76%	1.98%

[1]	Not Annualized
[2]	Inception: 5/29/2015. Cumulative returns not annualized.
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The Barclays Municipal Bond Short 1-5 Year Index measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

38

Hartford Municipal Short Duration Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Short Duration	Class A	0.69%	1.12%
Municipal Short Duration	Class C	1.44%	1.82%
Municipal Short Duration	Class I	0.44%	0.78%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 0.84%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays Municipal Bond Short 1-5 Year Index, which returned 0.76% for the same period. The Fund also outperformed the 0.48% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

39

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

The Fund’s allocation to and security selection within investment grade revenue bonds contributed positively to returns relative to the Barclays Municipal Bond Short 1-5 Year Index over the period, specifically within the Healthcare and Transportation sectors. Security selection within investment grade GO bonds and an out-of-benchmark allocation to high yield revenue bonds also contributed positively to returns relative to the Barclays Municipal Bond Short 1-5 Year Index over the period. Duration and yield curve positioning contributed positively to benchmark-relative results during the period. An underweight to investment grade education revenue bonds modestly detracted from performance relative to the Barclays Municipal Bond Short 1-5 Year Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, we believe municipals offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in Transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016 (Figure 9). Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

The Fund ended the period with a duration of 2.33 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	11.5%
Development	1.6
Education	4.8
General	12.2
General Obligation	10.8
Higher Education	2.6
Housing	0.1
Medical	13.9
Mello-Roos District	2.6
Nursing Homes	2.6
Power	2.0
School District	11.3
Single Family Housing	0.5
Tobacco	1.6
Transportation	10.8
Utilities	1.8
Water	3.5
Short-Term Investments	7.1
Other Assets & Liabilities	(1.3)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

40

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Quality Bond A3	2.20%	2.39%	2.15%
Quality Bond A4	-2.40%	-2.22%	0.78%
Quality Bond C3	1.84%	1.71%	1.40%
Quality Bond C4	0.84%	0.71%	1.40%
Quality Bond I3	2.36%	2.70%	2.44%
Quality Bond R3[3]	2.47%	2.48%	1.92%
Quality Bond R4[3]	2.49%	2.65%	2.19%
Quality Bond R5[3]	2.72%	3.03%	2.52%
Quality Bond Y3	2.36%	2.70%	2.45%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	2.23%

[1]	Not Annualized
[2]	Inception: 11/30/2012
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

41

The Hartford Quality Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Quality Bond	Class A	1.01%	1.24%
Quality Bond	Class C	1.76%	1.99%
Quality Bond	Class I	0.76%	0.95%
Quality Bond	Class R3	1.31%	1.64%
Quality Bond	Class R4	1.01%	1.34%
Quality Bond	Class R5	0.71%	1.04%
Quality Bond	Class Y	0.66%	0.95%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned 2.20%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund also underperformed the 2.55% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared

42

The Hartford Quality Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Mortgage backed securities (MBS), as measured by the Barclays U.S. MBS Fixed Rate Index, returned 1.97% for the period. In late 2015, higher coupons outperformed amid the rise in interest rates. Year to date in 2016, middle coupons underperformed, given concerns that the strong rally in low rates would lead to higher prepayments, affecting coupons that are particularly sensitive to changes in prepayment behavior.

Duration was the primary detractor from performance relative to the Barclays U.S. Aggregate Bond Index during the period. The Fund strategically maintains a shorter duration than its benchmark, which hurt relative performance in early 2016 amid a strong rally in rates. The Fund’s structural underweight to investment grade (IG) corporate credit detracted from performance during the rally in credit assets from February through April 2016. Allocations to non-agency MBS and collateralized mortgage obligations (CMOs), and an overweight to commercial mortgage backed securities (CMBS) also contributed positively to performance over the period. Agency MBS performance also added to returns relative to the Barclays U.S. Aggregate Bond Index over the period, primarily due to an underweight in the Government National Mortgage Association (GNMA) 30-years and a recent overweight in the Federal Home Loan Mortgage Corporation (FHLMC) versus the Federal National Mortgage Association (FNMA) 30-years. Allocations to FNMA Delegated Underwriting and Servicing (DUS) bonds and Collateralized Loan Obligations (CLOs) were also positive contributors.

The Fund uses U.S. Treasury futures to adjust the duration and risk posture of the Fund. Over the period, the use of these types of derivatives did not materially affect performance relative to the Barclays U.S. Aggregate Bond Index.

What is the outlook?

We continue to believe that agency MBS represent a better risk/reward trade-off than IG corporate credit over a full cycle. Over the long term, we expect MBS spreads to trade in a lower range relative to in history given what we believe are favorable supply dynamics in U.S. Treasuries, a shift in buyer-base to long term investors, and constrained mortgage credit environment. We continue to find what we consider to be value in mortgage assets with more stable duration profiles than MBS pass-throughs, such as DUS bonds and certain types of CMOs, which we believe, would perform better in an environment of rising volatility. We also remain constructive on CMBS, and believe that valuations and commercial property fundamentals still support an allocation to the sector. We have tended to focus on seasoned (2013–2015) and higher-quality legacy CMBS that are less sensitive to the underperformance in other risk assets. We maintain an allocation to asset-backed securities and senior CLOs from upper-tier managers, driven by our view of strong domestic economic fundamentals and positive outlook for the U.S. consumer.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

43

The Hartford Quality Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	24.4%
U.S. Government Agencies	88.8
U.S. Government Securities	3.3

Total	116.5%

Short-Term Investments	21.6
Other Assets & Liabilities	(38.1)

Total	100.0%

44

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Short Duration A2	1.32%	1.05%	1.83%	2.76%
Short Duration A3	-0.70%	-0.97%	1.42%	2.55%
Short Duration B2	1.32%	1.05%	1.92%	2.43%	[4]
Short Duration B3	-3.68%	-3.92%	1.55%	2.43%	[4]
Short Duration C2	0.85%	0.19%	1.05%	1.98%
Short Duration C3	-0.15%	-0.80%	1.05%	1.98%
Short Duration I2	1.38%	1.25%	2.10%	2.95%
Short Duration R3[2]	1.07%	0.75%	1.56%	2.79%
Short Duration R4[2]	1.22%	1.05%	1.86%	2.94%
Short Duration R5[2]	1.37%	1.25%	2.12%	3.07%
Short Duration Y2	1.41%	1.40%	2.16%	3.09%
Barclays 1-3 Year U.S. Government/Credit Index	0.79%	1.10%	1.07%	2.78%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

45

The Hartford Short Duration Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Short Duration	Class A	0.85%	0.90%
Short Duration	Class B	1.60%	1.78%
Short Duration	Class C	1.60%	1.60%
Short Duration	Class I	0.54%	0.54%
Short Duration	Class R3	1.15%	1.23%
Short Duration	Class R4	0.85%	0.92%
Short Duration	Class R5	0.55%	0.62%
Short Duration	Class Y	0.51%	0.51%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 1.32%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 0.79% for the same period. The Fund also outperformed the 0.80% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

46

The Hartford Short Duration Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund’s allocation to investment grade credit was the primary driver of outperformance relative to the Barclays 1-3 Year Government/Credit Index over the period, in particular Industrials and Financials. The Fund’s out-of-benchmark allocation to bank loans, particularly Industrials, was also additive to results relative to the Barclays 1-3 Year Government/Credit Index. In addition, the Fund’s allocation to asset-backed securities and non-agency mortgage-backed securities contributed positively to returns. This was partially offset by security selection within high yield credit which detracted from benchmark-relative returns.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe economic momentum in the United States has continued to be positive while challenges to the global growth outlook have increased. We believe corporate balance sheets in the investment grade corporate bond market remain strong; however credit fundamentals are now in a negative trend. We are maintaining the Fund’s position in the corporate bond sector and continue to favor U.S. financials, particularly the banking sector. We believe that the asset backed securities (ABS) market exhibits strong consumer fundamentals as a result of strengthening employment and lower energy prices, and that commercial mortgage backed securities (CMBS) valuations and the long term fundamentals of that sector are attractive. We believe that the long-term potential diversification benefits of bank loans and their floating-rate nature will eventually reassert themselves, enhancing the relative appeal of this asset class. On balance, the Fund has been positioned with a moderately pro-cyclical risk posture. At the end of the period, we maintained allocations to agency and non-agency MBS and continued to favor auto ABS and higher quality collateralized loan obligations (CLOs), as well as senior tranches of shorter CMBS and bank loans. At the end of the period, the Fund remained underweight, relative to the Barclays 1-3 Year Government/Credit Index, U.S. government and other non-corporate credit.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	12.9%
Corporate Bonds	56.6
Municipal Bonds	0.5
Senior Floating Rate Interests	16.2
U.S. Government Agencies	14.1

Total	100.3%

Short-Term Investments	1.3
Other Assets & Liabilities	(1.6)

Total	100.0%

47

The Hartford Strategic Income Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Strategic Income A3	2.62%	0.10%	3.57%	4.24%
Strategic Income A4	-2.00%	-4.40%	2.62%	3.71%
Strategic Income B3	2.47%	-0.56%	2.83%	3.51%	[5]
Strategic Income B4	-2.53%	-5.35%	2.49%	3.51%	[5]
Strategic Income C3	2.22%	-0.79%	2.79%	3.49%
Strategic Income C4	1.22%	-1.75%	2.79%	3.49%
Strategic Income I3	2.74%	0.36%	3.83%	4.54%
Strategic Income R3[3]	2.58%	-0.21%	3.30%	3.59%
Strategic Income R4[3]	2.63%	0.00%	3.58%	3.90%
Strategic Income R5[3]	2.90%	0.42%	3.89%	4.24%
Strategic Income R6[3]	2.81%	0.38%	3.92%	0.74%
Strategic Income Y3	2.81%	0.35%	3.92%	4.91%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.82%

[1]	Not Annualized
[2]	Since inception returns for Classes A, B, C, and I and the Barclays U.S. Aggregate Bond Index are since May 31, 2007. Since Inception returns for Classes R3, R4, R5, R6 and Y are since August 31, 2007
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Accordingly, the “Since Inception” performance shown for Class Y, R3, R4, R5 and R6 shares is since the commencement of operations of Class Y shares on 8/31/07.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

48

The Hartford Strategic Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Strategic Income	Class A	0.95%	1.03%
Strategic Income	Class B	1.70%	1.85%
Strategic Income	Class C	1.70%	1.74%
Strategic Income	Class I	0.70%	0.73%
Strategic Income	Class R3	1.25%	1.41%
Strategic Income	Class R4	0.95%	1.08%
Strategic Income	Class R5	0.65%	0.75%
Strategic Income	Class R6	0.60%	0.69%
Strategic Income	Class Y	0.60%	0.64%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 2.62%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund outperformed the 1.51% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases would be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government

49

The Hartford Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, emerging markets debt, and bank loans. The primary driver of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index over the period was an overweight allocation to commercial mortgage backed securities (CMBS) and an underweight to investment grade corporate credit, which performed well during the period. Selection within our allocation to mortgage backed securities (MBS) and U.S. Treasuries also detracted from relative returns. We continue to be biased towards the intermediate portion of the yield curve. The Fund’s overweight to the 10-year portion of the yield curve benefited relative returns, while the Fund’s underweight to the 30-year portion of the yield curve, detracted from returns relative to the Barclays U.S. Aggregate Bond Index as interest rates fell beyond 2-year maturities. Derivative exposure to high yield credit default swap indexes (CDX) detracted from relative performance.

The Fund’s emerging market debt allocation, specifically emerging market sovereigns, and developed non-U.S. sovereign debt contributed favorably to returns relative to the Barclays U.S. Aggregate Bond Index over the period. The out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, benefited relative returns during the period. An overweight allocation to high yield corporate bonds also contributed positively to the Fund’s relative performance over the period.

Derivative exposure to currency forwards and investment grade corporate indexes helped relative returns.

What is the outlook?

We believe U.S. economic momentum remains positive. We maintain a moderately pro-cyclical risk posture in credit markets generally, and believe that capacity constraints will pressure inflation higher. We remained underweight to investment grade corporates as we believe there are better opportunities in high yield and bank loans. At the end of the period, we were also underweight agency MBS and have trimmed the Fund’s overweight allocation to non-agency residential MBS. At the end of the period, we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, and high yield.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they

50

The Hartford Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%
Preferred Stocks	0.1

Total	0.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.4%
Corporate Bonds	25.3
Foreign Government Obligations	19.8
Municipal Bonds	1.1
Senior Floating Rate Interests	22.9
U.S. Government Agencies	0.0
U.S. Government Securities	12.8

Total	96.3%

Short-Term Investments	2.6
Purchased Options	0.0
Other Assets & Liabilities	0.8

Total	100.0%

51

The Hartford Total Return Bond Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Total Return Bond Fund A2	2.61%	1.62%	3.39%	4.11%
Total Return Bond Fund A3	-2.01%	-2.96%	2.44%	3.64%
Total Return Bond Fund B2	2.23%	0.75%	2.60%	3.50%[4]
Total Return Bond Fund B3	-2.77%	-4.19%	2.25%	3.50%[4]
Total Return Bond Fund C2	2.34%	0.88%	2.63%	3.35%
Total Return Bond Fund C3	1.34%	-0.11%	2.63%	3.35%
Total Return Bond Fund I2	2.77%	1.94%	3.69%	4.41%
Total Return Bond Fund R3[2]	2.43%	1.23%	3.07%	3.89%
Total Return Bond Fund R4[2]	2.70%	1.65%	3.41%	4.16%
Total Return Bond Fund R5[2]	2.75%	1.86%	3.70%	4.43%
Total Return Bond Fund R6[2]	2.75%	1.83%	3.77%	4.52%
Total Return Bond Fund Y2	2.90%	2.06%	3.82%	4.54%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.95%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

52

The Hartford Total Return Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Total Return Bond	Class A	0.88%	0.88%
Total Return Bond	Class B	1.63%	1.87%
Total Return Bond	Class C	1.60%	1.60%
Total Return Bond	Class I	0.57%	0.57%
Total Return Bond	Class R3	1.17%	1.17%
Total Return Bond	Class R4	0.85%	0.85%
Total Return Bond	Class R5	0.56%	0.56%
Total Return Bond	Class R6	0.51%	0.51%
Total Return Bond	Class Y	0.45%	0.45%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 2.61%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund outperformed the 2.55% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial

53

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt (EMD), and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The primary driver of the Fund’s underperformance versus the Barclays U.S. Aggregate Bond Index was the out-of-benchmark allocation to high yield corporate credit, particularly European Financials. The Fund’s use of high yield credit default swap indexes as a source of liquidity and to manage overall portfolio risk also detracted from results relative to the Barclays U.S. Aggregate Bond Index. Additionally, we positioned the portfolio for an increase in inflation expectations as we believed a tightening labor market would lead inflation higher. Inflation positioning, partly implemented through Consumer Price Index (CPI) swaps, was positive over the period.

An out-of-benchmark allocation to bank loans was additive to relative results, as was positioning within the securitized sectors, specifically exposure to collateralized loan obligations (CLOs). Investment grade credit positioning, in particular security selection within Industrials, benefited performance relative to the Barclays U.S. Aggregate Bond Index.

What is the outlook?

We continued to maintain a moderately pro-cyclical risk stance in credit markets. We believe U.S. economic growth remains positive, monetary policy is still accommodative, and valuations are attractive. We continue to believe capacity constraints should pressure inflation higher so we are positioned for an increase in inflation expectations. We ended the period with a neutral positioning in investment grade corporates. We maintained an overweight to agency mortgage-backed securities (MBS) pass-throughs, favored Federal National Mortgage Association (FNMA) Delegated Underwriting and Servicing (DUS) bonds, and continued to hold an out-of-benchmark allocation to non-agency MBS, both select legacy non-agency bonds and Credit Risk Transfer bonds. The Fund also held high quality commercial mortgage backed securities (CMBS) and CLOs based on what we consider to be attractive valuations. Within high yield, we favored BB-rated securities, bank loans, and contingent convertibles (CoCo’s) of large European banks. At the end of the period, the Fund also continued to hold a small allocation to U.S. Dollar hedged local currency EMD and we believe the Fund was positioned for widening U.S. dollar denominated EMD spreads.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign, emerging-market, and high-yield (“junk”) bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

54

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	32.5%
Corporate Bonds	33.3
Foreign Government Obligations	2.5
Municipal Bonds	1.1
Senior Floating Rate Interests	5.0
U.S. Government Agencies	44.7
U.S. Government Securities	8.6

Total	127.7%

Short-Term Investments	4.0
Purchased Options	0.1
Other Assets & Liabilities	(31.9)

Total	100.0%

55

The Hartford Unconstrained Bond Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Unconstrained Bond A2	-0.21%	-1.55%	2.07%	3.58%
Unconstrained Bond A3	-0.21%	-1.55%	2.07%	3.58%
Unconstrained Bond B2	-0.69%	-2.39%	1.29%	2.96%[4]
Unconstrained Bond B3	-5.58%	-7.14%	0.93%	2.96%[4]
Unconstrained Bond C2	-0.58%	-2.37%	1.31%	2.81%
Unconstrained Bond C3	-1.56%	-3.32%	1.31%	2.81%
Unconstrained Bond I2	-0.08%	-1.39%	2.27%	3.68%
Unconstrained Bond R3[2]	-0.46%	-1.95%	1.82%	3.60%
Unconstrained Bond R4[2]	-0.32%	-1.66%	2.10%	3.75%
Unconstrained Bond R5[2]	-0.17%	-1.36%	2.38%	3.89%
Unconstrained Bond Y2	-0.07%	-1.27%	2.37%	3.88%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.95%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.14%	0.15%	0.08%	1.11%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment objective. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

56

The Hartford Unconstrained Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Unconstrained Bond	Class A	0.99%	1.17%
Unconstrained Bond	Class B	1.74%	2.11%
Unconstrained Bond	Class C	1.74%	1.86%
Unconstrained Bond	Class I	0.74%	0.81%
Unconstrained Bond	Class R3	1.29%	1.45%
Unconstrained Bond	Class R4	0.99%	1.14%
Unconstrained Bond	Class R5	0.69%	0.83%
Unconstrained Bond	Class Y	0.69%	0.73%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Unconstrained Bond Fund returned -0.21%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 2.82% and 0.14%, respectively, for the same period. The Fund performed in-line with the -0.21% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In

December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest

57

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging markets debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund maintained a low strategic duration posture given where we are in the interest rate cycle. The Fund’s duration positioning was the primary detractor from returns relative to the Barclays U.S. Aggregate Bond Index as interest rates largely declined over the period. Exposure to high yield European Financials also detracted from performance relative to the Barclays U.S. Aggregate Bond Index as did the Fund’s use of high yield credit default swap indexes. The Fund’s inflation positioning, which was implemented using Consumer Price Index (CPI) swaps, detracted from overall performance. Positioning in commercial mortgage-backed securities (CMBS), including the use of synthetic CMBX indices, a series of indices, designed to reflect the creditworthiness of CMBS, was also a driver of underperformance relative to the Barclays U.S. Aggregate Bond

Index. On the other hand, exposure to bank loans benefited performance over the period. An allocation to collateralized loan obligations (CLO) was also additive over the six month period.

What is the outlook?

We continued to maintain a moderately pro-cyclical risk stance in credit markets. We believe U.S. economic growth remains positive, monetary policy is still accommodative, and valuations are attractive. We continue to believe capacity constraints should pressure inflation higher so we are positioned for an increase in inflation expectations. We are tactically positioning the Fund within a duration range of 0 to 5 years, but are mindful of the likelihood of rising rates. At the end of the period we maintained an emphasis on higher income-producing sectors such as bank loans, non-agency mortgage-backed securities (MBS), high yield, high quality CMBS and CLOs. We were also positioned for widening U.S. dollar denominated emerging market debt spreads.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

58

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	34.5%
Corporate Bonds	18.6
Foreign Government Obligations	4.9
Municipal Bonds	1.2
Senior Floating Rate Interests	15.6
U.S. Government Agencies	20.7
U.S. Government Securities	4.1

Total	99.6%

Short-Term Investments	5.6
Purchased Options	0.0
Other Assets & Liabilities	(5.2)

Total	100.0%

59

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
World Bond A3	1.09%	1.36%	3.37%
World Bond A4	-3.46%	-3.20%	2.41%
World Bond C3	0.66%	0.64%	2.61%
World Bond C4	-0.32%	-0.34%	2.61%
World Bond I3	1.13%	1.62%	3.64%
World Bond R3[3]	0.89%	0.99%	3.02%
World Bond R4[3]	1.11%	1.37%	3.35%
World Bond R5[3]	1.14%	1.65%	3.63%
World Bond R6[3]	1.26%	1.81%	1.65%
World Bond Y3	1.27%	1.81%	3.75%
Citigroup World Government Bond Index	7.15%	6.09%	0.81%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

60

The Hartford World Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
World Bond	Class A	1.05%	1.08%
World Bond	Class C	1.77%	1.77%
World Bond	Class I	0.77%	0.77%
World Bond	Class R3	1.35%	1.39%
World Bond	Class R4	1.05%	1.08%
World Bond	Class R5	0.75%	0.83%
World Bond	Class R6	0.70%	0.74%
World Bond	Class Y	0.67%	0.67%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Robert L. Evans

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 1.09%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned 7.15% for the same period. The Fund also underperformed the 3.20% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Over the period ended April 30, 2016, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate hike by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Markets Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

For the six-month period, interest rate positioning, currency positioning, and credit strategies all contributed positively to total returns. On a benchmark-relative basis, interest rate positioning and currency positioning both detracted.

Within country strategies, the Fund’s core allocation to developed markets’ sovereign government debt was a positive contributor to total returns over the period as most sovereign debt yields declined driven by continued central bank easing. Within macro-based duration strategies, overweight positions in the U.K. and the U.S. contributed positively as most global yields fell sharply over the period due to growth concerns and cautious central bank policies. In quantitative country rotation strategies, the Fund’s long U.K. 10-year vs short U.S. 10-year position was a key driver of positive performance, while the Fund’s U.S. flattener vs. German steepener approach was a driver of negative performance. Relative to the Citigroup World Government Bond Index, the Fund’s shorter duration was the primary reason for underperformance during the period. In addition, lacking exposure to peripheral Europe and Japan, relative to the Citigroup World Government Bond Index, detracted as yields fell in those two regions.

Currency strategies had positive total returns. The Fund’s high U.S. dollar exposure helped preserve capital in the last two months of

61

The Hartford World Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

2015 while the Fund’s increased Dollar Bloc allocation, and decreased U.S. Dollar exposure, in the latter part of the period contributed positively as the U.S. Dollar depreciated against most currencies. Within the Fund’s opportunistic strategies, the Fund’s overweight position to the Swedish krona (SEK) was beneficial as the currency rallied amid strong economic data reports. Also, the Fund’s underweight position in the Euro, primarily versus the U.S. Dollar, was beneficial as the ECB hinted strongly at a further loosening of monetary policy. Later in the period, the Fund’s overweight positions in the Australian dollar (AUD), the Norwegian krone (NOK), and the Mexican peso (MXN) were positive contributors as the higher-beta, commodity-linked currencies rallied. On a benchmark-relative basis, the Fund’s higher U.S. Dollar exposure drove underperformance relative to the Citigroup World Government Bond Index during a period where the U.S. Dollar lagged broadly.

Within the Fund’s credit strategies, the Fund’s out-of-benchmark opportunistic allocations to securitized debt and high yield contributed positively to absolute and benchmark-relative returns. The Fund’s exposure to investment grade corporates, primarily within Financials, detracted from results as Financials underperformed due to concerns about the U.K.’s planned exit from the E.U. (“Brexit”) risk and negative interest rates.

The investment team makes use of derivatives in the portfolio, primarily liquid currency forwards and exchange-traded government bond futures, but also in small part credit default swaps, index credit default swaps, interest rate, bond, index and currency futures or options in pursuit of the investment objective as well as to hedge against risk.

Our macro-driven duration strategies that are primarily implemented through the use of exchange-traded government bond futures and cash bonds contributed positively to total returns over the period, while our country rotation strategies which are also implemented through exchange-traded government bond futures detracted. The Fund’s macro-driven currency strategies, which are implemented through currency forwards, added to total returns over the period. The Fund’s credit positioning, which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps contributed positively to returns over the period.

What is the outlook?

The ECB has shifted focus from negative rates to enhancing credit transmission. The euro area is posting modest satisfactory growth, primarily driven by consumer spending. The Fed has a very gradual tightening baseline and faces policy asymmetry risks at low rate levels. The Fed appears to be comfortable being a little behind the inflation curve and allowing the economy to ”run hot” for a while. This Fed stance should weaken the dollar, ease financial conditions, and buy some time for the rest of the world (mainly China), all while hoping that inflation expectations are pushed higher. A change in Fed expectations, stabilization in commodity prices, and reversal in extreme negative sentiment has supported China and other emerging markets (EM) linked assets. If Chinese growth does improve cyclically, it will give the Fed more cover to continue their gradual tightening baseline.

Nevertheless, global sovereign yields have lagged during the recent risk-on rally. There also seems to be multiple sources of downward pressure on global rates – sluggish global growth and inflation, overly cautious and central banks disinclined to raise rates, and rising political risk. In the short term, if the recent risk-on rally is primarily driven by the Fed’s caution in raising rates, we believe that it will reverse sooner rather than later because of our high conviction about gradual Fed easing to a near zero interest rate policy. In the medium term, continued improvement in Chinese and other global cyclical indicators is also important for global duration with yield levels falling too low if China and EM economies really do bounce from current levels.

We believe that the Fed likely needs to see more visible and persistent signs of improvement in the global cycle (notably the Chinese cycle), U.S. wages, and U.S. core inflation. Lately, currencies seem more responsive to the Fed’s caution and related risk-on proxies like the Volatility Index (VIX) rather than fundamental factors like terms of trade. Janet Yellen seems concerned about external growth prospects, particularly in China. The ongoing dollar correction could continue until U.S. inflation expectations rise higher and market participants look through the Fed’s recent cautious rhetoric.

We believe that the long term valuation metrics remain negative for the EUR. We believe that the key risk to the Fund’s lower euro view is a Fed that is willing to tighten more slowly than the lift in U.S. inflation. We think valuation and cyclical factors remain constructive for SEK. We believe that economic divergence between Sweden and the Economic and Monetary Union (EMU) means the Riksbank is unlikely to match the ECB in its monetary accommodation. The risk with SEK is the pace of improvement in inflation, as the Riksbank remains sensitive to currency appreciation without a more visibly sustained rise in inflation. Meanwhile, the U.K.’s large twin deficits (record current account of 7% and structural fiscal deficit of 4%), “Brexit” concerns, and the government’s persistent downward revision to trend growth seems to imply that there will be deficit and debt slippage over the next few years. Longer-term, we have a negative bias towards the Pound sterling. We are tactically bullish on select commodity-linked currencies like the AUD, MXN, and NOK as a change in Fed expectations, stabilization in commodity prices, and reversal in extreme negative sentiment should support these currencies. We have a negative outlook on New Zealand dollar (NZD) as we believe the Reserve Bank of New Zealand (RBNZ) will be forced to ease as business confidence, dairy prices, and inflation expectations continue to trend lower.

62

The Hartford World Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

We remain positive on the outlook for corporate credit markets, although we expect the global environment to be more challenging. Accommodative monetary policy from the ECB and BOJ should underpin global credit markets and lead to spread tightening. However, we remain wary of the potential for further commodity-price volatility, a further slowdown in Chinese economic activity and political uncertainty in the U.S., Europe and the U.K. We remain constructive on high yield instruments, based on what we consider to be attractive valuations and stable company fundamentals overall. We expect default rates will continue to rise, particularly in commodity-related sectors. However, we are also finding what we view as attractive idiosyncratic opportunities. We believe current spread levels present an attractive opportunity for long-term investors. Robust global demand for yield should continue to be a tailwind for high yield in the near term.

Within the securitized sectors, we remain constructive on non-agency residential mortgage backed securities (RMBS), which are supported by positive housing fundamentals. The Fund’s longer-term outlook on commercial mortgage backed securities (CMBS) is constructive due to what we believe are favorable commercial real estate fundamentals and attractive valuations, relative both to the sector’s own history and to other credit risk sectors. Within CMBS, we favor higher-quality new issues, seasoned credit bonds, and select single-borrower M&As.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted

(Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.1%
Convertible Bonds	0.2
Corporate Bonds	22.5
Foreign Government Obligations	48.3
Senior Floating Rate Interests	2.3
U.S. Government Agencies	0.3
U.S. Government Securities	8.8

Total	96.5%

Short-Term Investments	2.4
Purchased Options	0.1
Other Assets & Liabilities	0.9

Total	100.0%

63

Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2015 through April 30, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hartford Duration-Hedged Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,005.00	$2.59	$1,000.00	$1,022.28	$2.61	0.52%	182	366
Class C	$1,000.00	$1,001.20	$6.27	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class I	$1,000.00	$1,007.30	$1.00	$1,000.00	$1,023.87	$1.01	0.20%	182	366
Class R3	$1,000.00	$1,003.40	$4.33	$1,000.00	$1,020.54	$4.37	0.87%	182	366
Class R4	$1,000.00	$1,004.90	$2.84	$1,000.00	$1,022.03	$2.87	0.57%	182	366
Class R5	$1,000.00	$1,006.40	$1.35	$1,000.00	$1,023.52	$1.36	0.27%	182	366
Class Y	$1,000.00	$1,006.90	$0.85	$1,000.00	$1,024.02	$0.86	0.17%	182	366

(1)	Ratios do not include expenses of the Underlying Funds, if any.

64

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,078.30	$6.51	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class C	$1,000.00	$1,075.60	$10.37	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class I	$1,000.00	$1,081.40	$5.23	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R3	$1,000.00	$1,071.60	$8.04	$1,000.00	$1,017.11	$7.82	1.56%	182	366
Class R4	$1,000.00	$1,077.10	$6.51	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R5	$1,000.00	$1,072.30	$4.95	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class Y	$1,000.00	$1,080.90	$4.71	$1,000.00	$1,020.34	$4.57	0.91%	182	366

The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.00	$5.05	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class B	$1,000.00	$1,007.00	$8.78	$1,000.00	$1,016.11	$8.82	1.76%	182	366
Class C	$1,000.00	$1,007.10	$8.68	$1,000.00	$1,016.21	$8.72	1.74%	182	366
Class I	$1,000.00	$1,013.30	$3.70	$1,000.00	$1,021.18	$3.72	0.74%	182	366
Class R3	$1,000.00	$1,010.80	$6.30	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R4	$1,000.00	$1,012.00	$5.05	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R5	$1,000.00	$1,012.30	$3.55	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class Y	$1,000.00	$1,012.50	$3.30	$1,000.00	$1,021.58	$3.32	0.66%	182	366

The Hartford Floating Rate High Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.90	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class C	$1,000.00	$1,010.10	$9.05	$1,000.00	$1,015.86	$9.07	1.81%	182	366
Class I	$1,000.00	$1,016.20	$4.06	$1,000.00	$1,020.84	$4.07	0.81%	182	366
Class R3	$1,000.00	$1,013.50	$6.81	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,014.40	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R5	$1,000.00	$1,027.10	$3.83	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$1,016.40	$3.81	$1,000.00	$1,021.08	$3.82	0.76%	182	366

65

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,016.10	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class B	$1,000.00	$1,012.30	$9.06	$1,000.00	$1,015.86	$9.07	1.81%	182	366
Class C	$1,000.00	$1,012.30	$9.06	$1,000.00	$1,015.86	$9.07	1.81%	182	366
Class I	$1,000.00	$1,017.40	$4.06	$1,000.00	$1,020.84	$4.07	0.81%	182	366
Class R3	$1,000.00	$1,014.60	$6.81	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,016.10	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R5	$1,000.00	$1,017.60	$3.81	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$1,017.90	$3.56	$1,000.00	$1,021.33	$3.57	0.71%	182	366

The Hartford Inflation Plus Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,027.40	$4.34	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class B	$1,000.00	$1,023.60	$8.10	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class C	$1,000.00	$1,023.60	$8.10	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class I	$1,000.00	$1,028.90	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class R3	$1,000.00	$1,026.00	$6.10	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class R4	$1,000.00	$1,027.50	$4.59	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class R5	$1,000.00	$1,028.00	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class Y	$1,000.00	$1,029.80	$2.83	$1,000.00	$1,022.08	$2.82	0.56%	182	366

Hartford Municipal Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.50	$3.54	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class C	$1,000.00	$1,031.70	$7.32	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,036.80	$2.28	$1,000.00	$1,022.63	$2.26	0.45%	182	366

66

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.50	$3.49	$1,000.00	$1,021.43	$3.47	0.69%	182	366
Class B	$1,000.00	$1,031.60	$7.32	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class C	$1,000.00	$1,031.60	$7.32	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,036.70	$2.28	$1,000.00	$1,022.63	$2.26	0.45%	182	366

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,029.90	$3.53	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class B	$1,000.00	$1,027.40	$7.31	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class C	$1,000.00	$1,027.30	$7.31	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,032.30	$2.27	$1,000.00	$1,022.63	$2.26	0.45%	182	366
Class Y	$1,000.00	$1,032.30	$2.27	$1,000.00	$1,022.63	$2.26	0.45%	182	366

Hartford Municipal Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.40	$3.50	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class C	$1,000.00	$1,004.70	$7.23	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,009.60	$2.25	$1,000.00	$1,022.63	$2.26	0.45%	182	366

67

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Quality Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,022.00	$4.78	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class C	$1,000.00	$1,018.40	$8.53	$1,000.00	$1,016.41	$8.52	1.70%	182	366
Class I	$1,000.00	$1,023.60	$3.37	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class R3	$1,000.00	$1,024.70	$6.39	$1,000.00	$1,018.55	$6.37	1.27%	182	366
Class R4	$1,000.00	$1,024.90	$4.88	$1,000.00	$1,020.04	$4.87	0.97%	182	366
Class R5	$1,000.00	$1,027.20	$3.38	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class Y	$1,000.00	$1,023.60	$3.12	$1,000.00	$1,021.78	$3.12	0.62%	182	366

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.20	$4.30	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class B	$1,000.00	$1,013.20	$4.30	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class C	$1,000.00	$1,008.50	$7.99	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class I	$1,000.00	$1,013.80	$2.75	$1,000.00	$1,022.13	$2.77	0.55%	182	366
Class R3	$1,000.00	$1,010.70	$5.80	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class R4	$1,000.00	$1,012.20	$4.30	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class R5	$1,000.00	$1,013.70	$2.80	$1,000.00	$1,022.08	$2.82	0.56%	182	366
Class Y	$1,000.00	$1,014.10	$2.50	$1,000.00	$1,022.38	$2.51	0.50%	182	366

68

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.20	$4.84	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class B	$1,000.00	$1,024.70	$6.19	$1,000.00	$1,018.75	$6.17	1.23%	182	366
Class C	$1,000.00	$1,022.20	$8.60	$1,000.00	$1,016.36	$8.57	1.71%	182	366
Class I	$1,000.00	$1,027.40	$3.58	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class R3	$1,000.00	$1,025.80	$6.35	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R4	$1,000.00	$1,026.30	$4.84	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class R5	$1,000.00	$1,029.00	$3.33	$1,000.00	$1,021.58	$3.32	0.66%	182	366
Class R6	$1,000.00	$1,028.10	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class Y	$1,000.00	$1,028.10	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366

The Hartford Total Return Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.10	$4.38	$1,000.00	$1,020.54	$4.37	0.87%	182	366
Class B	$1,000.00	$1,022.30	$8.20	$1,000.00	$1,016.76	$8.17	1.63%	182	366
Class C	$1,000.00	$1,023.40	$8.05	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class I	$1,000.00	$1,027.70	$2.77	$1,000.00	$1,022.13	$2.77	0.55%	182	366
Class R3	$1,000.00	$1,024.30	$5.89	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class R4	$1,000.00	$1,027.00	$4.28	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class R5	$1,000.00	$1,027.50	$2.82	$1,000.00	$1,022.08	$2.82	0.56%	182	366
Class R6	$1,000.00	$1,027.50	$2.47	$1,000.00	$1,022.43	$2.46	0.49%	182	366
Class Y	$1,000.00	$1,029.00	$2.27	$1,000.00	$1,022.63	$2.26	0.45%	182	366

The Hartford Unconstrained Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$997.90	$4.97	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class B	$1,000.00	$993.10	$8.67	$1,000.00	$1,016.16	$8.77	1.75%	182	366
Class C	$1,000.00	$994.20	$8.68	$1,000.00	$1,016.16	$8.77	1.75%	182	366
Class I	$1,000.00	$999.20	$3.73	$1,000.00	$1,021.13	$3.77	0.75%	182	366
Class R3	$1,000.00	$995.40	$6.45	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class R4	$1,000.00	$996.80	$4.96	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class R5	$1,000.00	$998.30	$3.48	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class Y	$1,000.00	$999.30	$3.48	$1,000.00	$1,021.38	$3.52	0.70%	182	366

69

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.90	$5.30	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class C	$1,000.00	$1,006.60	$8.88	$1,000.00	$1,016.01	$8.92	1.78%	182	366
Class I	$1,000.00	$1,011.30	$3.95	$1,000.00	$1,020.94	$3.97	0.79%	182	366
Class R3	$1,000.00	$1,008.90	$6.79	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,011.10	$5.30	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R5	$1,000.00	$1,011.40	$3.80	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class R6	$1,000.00	$1,012.60	$3.55	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class Y	$1,000.00	$1,012.70	$3.40	$1,000.00	$1,021.48	$3.42	0.68%	182	366

70

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 93.9%
	Taxable Fixed Income Funds - 93.9%
1,415,843	The Hartford Strategic Income Fund	$12,119,616

	Total Affiliated Investment Companies (cost $12,611,019)	$12,119,616

	Total Long-Term Investments (cost $12,611,019)	$12,119,616

SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
588,600	BlackRock Liquidity Funds TempFund Portfolio	$588,600

	Total Short-Term Investments (cost $588,600)	$588,600

Total Investments (cost $13,199,619)^	98.5%	$12,708,216
Other Assets and Liabilities	1.5%	194,655

Total Net Assets	100.0%	$12,902,871

The accompanying notes are an integral part of these financial statements.

71

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$0
Unrealized Depreciation	(491,403)

Net Unrealized Depreciation	$(491,403)

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	24	06/21/2016	$3,133,520	$3,121,500	$12,020
U.S. Treasury 2-Year Note Future	14	06/30/2016	3,062,618	3,060,750	1,868
U.S. Treasury 5-Year Note Future	26	06/30/2016	3,156,557	3,143,766	12,791
U.S. Treasury Long Bond Future	9	06/21/2016	1,493,025	1,469,812	23,213
U.S. Treasury Ultra Long Term Bond Future	1	06/21/2016	173,924	171,344	2,580

Total					$52,472

Total futures contracts					$52,472

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

72

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$12,119,616	$12,119,616	$—	$—
Short-Term Investments	588,600	588,600	—	—
Futures Contracts(2)	52,472	52,472	—	—

Total	$12,760,688	$12,760,688	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

73

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2%
		Argentina - 0.5%
$	222,110	Aeropuertos Argentina 2000 SA 10.75%, 12/01/2020(1)	$239,923
	165,000	Banco Hipotecario S.A. 9.75%, 11/30/2020(2)	176,467
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(2)	52,563

			468,953

		Azerbaijan - 0.5%
	200,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(2)	205,550
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(1)	247,650

			453,200

		Barbados - 0.3%
	240,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	254,928

		Bermuda - 1.1%
	475,000	Digicel Group Ltd. 7.13%, 04/01/2022(1)	386,531
	215,000	GCX Ltd. 7.00%, 08/01/2019(1)	203,173
	510,000	Inkia Energy Ltd. 8.38%, 04/04/2021(1)	525,300

			1,115,004

		Brazil - 0.5%
	200,000	Banco do Brasil S.A. 5.88%, 01/26/2022(1)	189,060
	325,000	Votorantim Cimentos S.A. 7.25%, 04/05/2041(1)	287,527

			476,587

		British Virgin Islands - 2.0%
	245,000	CLP Power HK Finance Ltd. 4.25%, 11/07/2019(1)(3)(4)	249,599
	325,000	CNPC General Capital Ltd. 3.40%, 04/16/2023(1)	327,310
	250,000	FPC Treasury Ltd. 4.50%, 04/16/2023(1)	251,207
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(1)	504,803
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(1)	598,107

			1,931,026

		Cayman Islands - 3.1%
	250,000	Alibaba Group Holding Ltd. 3.13%, 11/28/2021	253,917
	230,000	Alliance Global Group Cayman Islands, Inc. 6.50%, 08/18/2017(1)	242,075
	360,000	Alpha Star Holding Ltd. 4.97%, 04/09/2019(1)	333,971
	320,000	Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 02/06/2024(1)	302,400
	275,000	Emirates NBD Tier 1 Ltd. 5.75%, 05/30/2019(1)(3)(4)	276,424
	225,000	Geely Automobile Holdings Ltd. 5.25%, 10/06/2019(1)	233,730

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Cayman Islands - 3.1% - (continued)
$	300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(1)	$319,139
	235,000	Longfor Properties Co., Ltd. 6.88%, 10/18/2019(1)	245,575
	240,000	MAF Global Securities Ltd. 7.13%, 10/29/2018(1)(3)(4)	251,856
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(1)	205,819
	275,000	Shimao Property Holdings Ltd. 8.38%, 02/10/2022(1)	303,164

			2,968,070

		Chile - 0.5%
	200,000	Cencosud S.A. 5.15%, 02/12/2025(2)	203,351
	350,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(1)	331,245

			534,596

		China - 0.2%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(2)	231,809

		Colombia - 1.9%
	250,000	Banco de Bogota S.A. 5.38%, 02/19/2023(1)	251,175
	295,000	Colombia Telecomunicaciones S.A. ESP 8.50%, 03/30/2020(2)(3)(4)	262,550
COP	2,406,000,000	Emgesa S.A. ESP 8.75%, 01/25/2021(1)	813,082
$	280,000	Empresa de Energia de Bogota S.A. ESP 6.13%, 11/10/2021(1)	291,900
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(2)	71,111
	448,000,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/2021(1)	150,068

			1,839,886

		Hong Kong - 0.2%
$	200,000	Bank of East Asia Ltd. 4.25%, 11/20/2024(1)(4)	201,076

		India - 1.3%
	255,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(2)	260,873
	240,000	ICICI Bank Ltd. 6.38%, 04/30/2022(1)(4)	243,602
	230,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(1)	257,407
	230,000	NTPC Ltd. 4.38%, 11/26/2024(1)	239,824
	275,000	Reliance Industries Ltd. 4.88%, 02/10/2045(2)	263,221

			1,264,927

		Ireland - 0.6%
	350,000	Borets Finance Ltd. 7.63%, 09/26/2018(1)	309,820
	250,000	Vnesheconombank Via VEB Finance PLC 6.90%, 07/09/2020(1)	262,500

			572,320

The accompanying notes are an integral part of these financial statements.

74

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Kazakhstan - 0.8%
$	295,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/2021(1)	$303,148
	233,000	KazMunayGas National Co. JSC 7.00%, 05/05/2020(1)	248,191
	310,000	Zhaikmunai LLP 6.38%, 02/14/2019(1)	255,378

			806,717

		Luxembourg - 1.7%
	275,000	Altice Finco S.A. 8.13%, 01/15/2024(1)	268,125
ZAR	475,000	European Investment Bank 0.00%, 12/31/2018(5)	26,897
$	385,000	MHP S.A. 8.25%, 04/02/2020(1)	344,575
	375,000	Offshore Drilling Holding S.A. 8.38%, 09/20/2020(1)	168,750
	365,000	Petrobras Global Finance B.V. 5.38%, 01/27/2021	324,394
	515,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(1)	512,373

			1,645,114

		Mexico - 1.9%
	220,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	237,820
	310,000	Mexichem S.A.B. de C.V. 6.75%, 09/19/2042(1)	309,613
		Petroleos Mexicanos
MXN	20,000,000	7.47%, 11/12/2026	1,006,164
$	300,000	8.00%, 05/03/2019	333,990

			1,887,587

		Morocco - 0.3%
	295,000	OCP S.A. 6.88%, 04/25/2044(1)	307,169

		Netherlands - 1.7%
	250,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(2)	189,675
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(1)	255,667
	240,000	Listrindo Capital B.V. 6.95%, 02/21/2019(1)	249,300
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(1)	337,273
	75,000	Petrobras Global Finance B.V. 3.00%, 01/15/2019	67,478
	530,000	VTR Finance B.V. 6.88%, 01/15/2024(1)	529,337

			1,628,730

		Peru - 0.6%
	321,000	Banco de Credito del Peru/Panama 6.88%, 09/16/2026(1)(4)	356,310
	250,000	Union Andina de Cementos SAA 5.88%, 10/30/2021(2)	256,875

			613,185

		Philippines - 0.3%
	240,000	SM Investments Corp. 4.88%, 06/10/2024(1)	251,015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Singapore - 1.6%
$	230,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/2024(1)	$218,464
	200,000	BOC Aviation Pte Ltd. 3.88%, 04/27/2026(2)	199,010
	260,000	STATS ChipPAC Ltd. 8.50%, 11/24/2020(2)	263,900
	465,000	Theta Capital Pte Ltd. 6.13%, 11/14/2020(1)	467,280
	390,000	United Overseas Bank Ltd. 3.75%, 09/19/2024(1)(4)	400,608

			1,549,262

		South Korea - 0.4%
	340,000	Shinhan Bank 3.88%, 03/24/2026(2)	343,931

		Thailand - 0.7%
	225,000	Krung Thai Bank PCL/Cayman Islands 5.20%, 12/26/2024(1)(4)	231,832
	435,000	PTT Exploration & Production PCL 4.88%, 06/18/2019(2)(3)(4)	427,993

			659,825

		Turkey - 0.6%
	225,000	Turkiye Is Bankasi 5.38%, 10/06/2021(2)	228,319
	355,000	Yasar Holdings A/S 8.88%, 05/06/2020(2)	369,059

			597,378

		United Arab Emirates - 0.1%
	110,000	DP World Ltd. 6.85%, 07/02/2037(1)	114,055

		United Kingdom - 0.3%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(5)	25,946
$	340,000	Tullow Oil PLC 6.25%, 04/15/2022(1)	272,000

			297,946

		United States - 0.5%
	205,000	Cemex Finance LLC 9.38%, 10/12/2022(1)	225,295
	230,000	Southern Copper Corp. 6.75%, 04/16/2040	228,762

			454,057

		Total Corporate Bonds (cost $24,897,718)	$23,468,353

FOREIGN GOVERNMENT OBLIGATIONS - 67.4%
		Argentina - 0.7%
		Argentine Republic Government International Bond
	150,000	7.50%, 04/22/2026(2)	$152,250
	150,000	7.63%, 04/22/2046(2)	147,525
		Provincia de Buenos Aires
	150,000	9.13%, 03/16/2024(2)	159,750
	155,045	9.95%, 06/09/2021(2)	168,999

			628,524

The accompanying notes are an integral part of these financial statements.

75

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 67.4% - (continued)
		Brazil - 7.0%
EUR	100,000	Banco Nacional de Desenvolvimento Economico e Social 3.63%, 01/21/2019(1)	$111,090
		Brazil Letras do Tesouro Nacional
BRL	3,724,000	0.00%, 01/01/2018(5)	886,012
	803,000	0.00%, 01/01/2019(5)	170,747
	11,527,000	0.00%, 07/01/2019(5)	2,311,963
		Brazil Notas do Tesouro Nacional Series F
	2,600,000	10.00%, 01/01/2019	715,567
	3,885,000	10.00%, 01/01/2023	999,915
	5,658,000	10.00%, 01/01/2025	1,421,083
	498,000	10.00%, 01/01/2027	122,622

			6,738,999

		Bulgaria - 0.9%
		Bulgaria Government International Bond
EUR	345,000	2.95%, 09/03/2024 (1)	413,739
	400,000	3.13%, 03/26/2035 (1)	429,650

			843,389

		Chile - 0.1%
CLP	82,500,000	Chile Government International Bond 5.50%, 08/05/2020	131,740

		Colombia - 5.4%
		Colombian TES
COP	1,616,900,000	6.00%, 04/28/2028	472,624
	813,600,000	7.00%, 09/11/2019	281,169
	3,277,400,000	7.00%, 05/04/2022	1,107,662
	2,218,800,000	7.50%, 08/26/2026	746,015
	2,450,400,000	7.75%, 09/18/2030	819,986
	2,695,000,000	10.00%, 07/24/2024	1,065,360
	1,870,100,000	11.00%, 07/24/2020	733,434

			5,226,250

		Hungary - 6.2%
		Hungary Government Bond
HUF	147,850,000	2.50%, 06/22/2018	555,269
	148,690,000	3.00%, 06/26/2024	540,637
	65,620,000	3.50%, 06/24/2020	255,551
	39,570,000	4.00%, 04/25/2018	152,880
	261,360,000	5.50%, 12/20/2018	1,059,599
	49,080,000	5.50%, 06/24/2025	212,809
	27,610,000	6.00%, 11/24/2023	122,949
	22,110,000	6.50%, 06/24/2019	93,263
	45,490,000	7.00%, 06/24/2022	208,363
	428,700,000	7.50%, 11/12/2020	1,937,348
		Hungary Government International Bond
$	450,000	6.25%, 01/29/2020	501,187
	350,000	6.38%, 03/29/2021	398,475

			6,038,330

		Indonesia - 7.8%
		Indonesia Treasury Bond
IDR	12,382,000,000	6.63%, 05/15/2033	829,307
	9,228,000,000	7.00%, 05/15/2027	658,933
	1,006,000,000	7.88%, 04/15/2019	77,361
	14,595,000,000	8.25%, 07/15/2021	1,144,846
	6,784,000,000	8.25%, 06/15/2032	531,182
	18,026,000,000	8.38%, 03/15/2024	1,426,115
	15,667,000,000	8.38%, 09/15/2026	1,242,977
	11,802,000,000	8.38%, 03/15/2034	936,795
	8,176,000,000	9.00%, 03/15/2029	674,080

			7,521,596

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 67.4% - (continued)
		Kazakhstan - 0.1%
EUR	125,000	KazAgro National Management Holding JSC 3.26%, 05/22/2019(1)	$132,396

		Malaysia - 4.6%
		Malaysia Government Bond
MYR	315,000	3.49%, 03/31/2020	80,507
	2,095,000	3.65%, 10/31/2019	539,864
	2,910,000	3.76%, 03/15/2019	754,171
	1,040,000	3.80%, 09/30/2022	266,470
	3,015,000	3.84%, 04/15/2033	726,912
	755,000	3.89%, 07/31/2020	195,600
	1,310,000	3.96%, 09/15/2025	335,979
	1,645,000	4.05%, 09/30/2021	428,550
	1,625,000	4.38%, 11/29/2019	428,561
	2,540,000	4.50%, 04/15/2030	668,314

			4,424,928

		Mexico - 6.2%
		Mexican Bonos
MXN	1,371,500	5.75%, 03/05/2026	79,114
	27,587,600	6.50%, 06/10/2021	1,690,982
	11,073,900	6.50%, 06/09/2022	677,324
	4,838,600	7.75%, 05/29/2031	320,557
	8,877,300	7.75%, 11/23/2034	592,134
	6,331,900	7.75%, 11/13/2042	426,112
	5,072,400	8.00%, 06/11/2020	326,528
	908,300	8.50%, 05/31/2029	63,927
	1,778,700	8.50%, 11/18/2038	128,103
	7,608,800	10.00%, 12/05/2024	569,984
	3,615,100	10.00%, 11/20/2036	295,879
	12,107,937	Mexican Udibonos 4.50%, 12/04/2025(6)	793,503

			5,964,147

		Mongolia - 0.2%
$	200,000	Mongolia Government International Bond 10.88%, 04/06/2021(2)	203,494

		Peru - 1.4%
		Peru Government Bond
PEN	761,000	5.70%, 08/12/2024	229,503
	378,000	6.85%, 02/12/2042	115,315
	1,995,000	6.90%, 08/12/2037	617,354
	325,000	6.95%, 08/12/2031	102,403
	899,000	8.20%, 08/12/2026	314,285

			1,378,860

		Poland - 8.0%
		Poland Government Bond
PLN	7,625,000	1.50%, 04/25/2020	1,957,289
	850,000	2.00%, 04/25/2021	220,065
	2,900,000	2.50%, 07/25/2026	721,115
	2,165,000	3.25%, 07/25/2025	582,118
	5,600,000	4.00%, 10/25/2023	1,587,739
	2,775,000	5.50%, 10/25/2019	817,142
	995,000	5.75%, 10/25/2021	305,907
	2,005,000	5.75%, 09/23/2022	625,624
	2,925,000	5.75%, 04/25/2029	959,891

			7,776,890

The accompanying notes are an integral part of these financial statements.

76

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 67.4% - (continued)
		Russia - 3.7%
		Russian Federal Bond - OFZ
RUB	18,485,000	6.40%, 05/27/2020	$261,269
	2,780,000	7.00%, 01/25/2023	39,185
	24,205,000	7.00%, 08/16/2023	339,687
	39,175,000	7.05%, 01/19/2028	532,233
	10,305,000	7.50%, 02/27/2019	152,811
	23,925,000	7.50%, 08/18/2021	347,947
	29,800,000	7.60%, 04/14/2021	437,759
	45,015,000	7.60%, 07/20/2022	655,569
	57,140,000	8.50%, 09/17/2031	861,968

			3,628,428

		South Africa - 7.4%
		South Africa Government Bond
ZAR	7,842,218	6.25%, 03/31/2036	390,094
	10,565,000	6.50%, 02/28/2041	523,112
	26,370,000	6.75%, 03/31/2021	1,722,699
	16,450,000	7.00%, 02/28/2031	933,907
	10,310,000	8.00%, 01/31/2030	649,153
	8,450,000	8.25%, 03/31/2032	532,219
	10,240,000	8.50%, 01/31/2037	645,321
	8,360,000	8.75%, 01/31/2044	531,530
	2,875,000	8.75%, 02/28/2048	182,173
	13,610,000	10.50%, 12/21/2026	1,054,438

			7,164,646

		Thailand - 2.7%
		Thailand Government Bond
THB	2,637,925	1.20%, 07/14/2021(1)(6)	74,207
	13,640,877	1.25%, 03/12/2028(1)(6)	370,901
	17,975,000	3.63%, 06/16/2023	581,735
	31,844,000	3.65%, 12/17/2021	1,012,723
	585,000	3.85%, 12/12/2025	19,757
	15,725,000	4.88%, 06/22/2029	592,936

			2,652,259

		Turkey - 5.0%
		Turkey Government Bond
TRY	1,750,000	7.10%, 03/08/2023	564,153
	875,000	8.50%, 07/10/2019	308,580
	975,000	8.50%, 09/14/2022	339,490
	625,000	8.80%, 11/14/2018	222,592
	1,740,000	8.80%, 09/27/2023	613,477
	1,220,000	9.00%, 07/24/2024	433,846
	325,000	9.40%, 07/08/2020	117,897
	1,425,000	10.40%, 03/20/2024	546,980
	225,000	10.50%, 01/15/2020	84,395
	4,175,000	10.70%, 02/17/2021	1,591,364

			4,822,774

		Total Foreign Government Obligations (cost $63,775,106)	$65,277,650

		Total Long-Term Investments (cost $88,672,824)	$88,746,003

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 5.5%
	Other Investment Pools & Funds - 5.5%
5,303,090	BlackRock Liquidity Funds TempFund Portfolio	$5,303,090

	Total Short-Term Investments (cost $5,303,090)	$5,303,090

Total Investments Excluding Purchased Options (cost $93,975,914)	97.1%	$94,049,093

Total Purchased Options (cost $682,761)	0.7%	$679,440

Total Investments (cost $94,658,675)^	97.8%	$94,728,533
Other Assets and Liabilities	2.2%	2,156,904

Total Net Assets	100.0%	$96,885,437

The accompanying notes are an integral part of these financial statements.

77

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$4,745,128
Unrealized Depreciation	(4,675,270)

Net Unrealized Appreciation	$69,858

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $18,488,711, which represents 19.1% of total net assets.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $4,838,275, which represents 5.0% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(5)	Security is a zero-coupon bond.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/PLN Put	MSC	4.51 PLN per EUR	07/22/16	EUR	1,700,000	$14,590	$13,802	$788
USD Call/PLN Put	DEUT	4.02 PLN per USD	05/24/16	USD	1,936,000	1,407	65,301	(63,894)
USD Call/TRY Put	BOA	3.95 TRY per USD	02/19/18	USD	919,000	30,620	68,557	(37,937)

Total Calls					4,555,000	$46,617	$147,660	$(101,043)

Puts
USD Put/BRL Call	DEUT	3.80 BRL per USD	05/02/16	USD	1,604,000	$163,438	$109,649	$53,789
USD Put/COP Call	JPM	2,920.00 COP per USD	09/28/16	USD	1,814,000	82,592	53,423	29,169
USD Put/IDR Call	DEUT	13,555.00 IDR per USD	06/03/16	USD	1,870,000	47,765	23,524	24,241
USD Put/INR Call	GSC	67.00 INR per USD	10/26/16	USD	957,000	11,491	11,561	(70)
USD Put/MXN Call	GSC	16.92 MXN per USD	10/20/16	USD	964,000	19,247	19,984	(737)
USD Put/MXN Call	JPM	17.77 MXN per USD	02/16/17	USD	909,000	45,929	29,479	16,450
USD Put/MXN Call	GSC	16.82 MXN per USD	03/08/17	USD	1,863,000	47,566	50,394	(2,828)
USD Put/RUB Call	DEUT	58.20 RUB per USD	03/20/17	USD	3,378,000	50,947	60,736	(9,789)
USD Put/ZAR Call	BCLY	14.25 ZAR per USD	10/11/16	USD	931,000	31,109	23,833	7,276

Total Puts					14,290,000	$500,084	$382,583	$117,501

Total purchased option contracts					18,845,000	$546,701	$530,243	$16,458

Written option contracts:
Calls
USD Call/BRL Put	DEUT	3.70 BRL per USD	05/12/16	USD	(924,000)	$(726)	$(32,331)	$31,605
USD Call/MXN Put	DEUT	21.19 MXN per USD	02/16/17	USD	(1,838,000)	(18,269)	(45,012)	26,743
USD Call/MYR Put	JPM	4.09 MYR per USD	07/27/16	USD	(1,950,000)	(21,799)	(21,450)	(349)
USD Call/TRY Put	BOA	6.05 TRY per USD	02/19/18	USD	(919,000)	(8,130)	(19,299)	11,169

Total Calls					(5,631,000)	$(48,924)	$(118,092)	$69,168

The accompanying notes are an integral part of these financial statements.

78

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
EUR Put/PLN Call	MSC	4.27 PLN per EUR	07/22/16	EUR	(1,700,000)	$(9,131)	$(10,595)	$1,464
USD Put/BRL Call	BOA	3.80 BRL per USD	05/02/16	USD	(1,604,000)	(163,438)	(16,521)	(146,917)
USD Put/BRL Call	DEUT	3.70 BRL per USD	05/12/16	USD	(924,000)	(65,504)	(32,331)	(33,173)
USD Put/BRL Call	BCLY	3.39 BRL per USD	06/16/16	USD	(948,000)	(11,932)	(12,495)	563
USD Put/COP Call	JPM	2,920.00 COP per USD	05/26/16	USD	(1,814,000)	(57,891)	(25,214)	(32,677)
USD Put/IDR Call	MSC	13,065.00 IDR per USD	06/03/16	USD	(1,870,000)	(8,912)	(8,768)	(144)
USD Put/INR Call	GSC	64.85 INR per USD	10/26/16	USD	(1,915,000)	(7,488)	(7,277)	(211)
USD Put/MXN Call	JPM	17.28 MXN per USD	05/12/16	USD	(909,000)	(9,665)	(6,963)	(2,702)
USD Put/MXN Call	GSC	16.28 MXN per USD	10/20/16	USD	(1,929,000)	(17,952)	(18,538)	586
USD Put/MXN Call	GSC	15.63 MXN per USD	03/08/17	USD	(3,727,000)	(31,896)	(31,717)	(179)
USD Put/MYR Call	GSC	3.83 MYR per USD	07/27/16	USD	(1,950,000)	(25,219)	(20,397)	(4,822)
USD Put/RUB Call	DEUT	64.70 RUB per USD	06/20/16	USD	(3,378,000)	(76,093)	(59,588)	(16,505)
USD Put/ZAR Call	BCLY	14.25 ZAR per USD	05/11/16	USD	(931,000)	(11,515)	(7,169)	(4,346)

Total Puts					(23,599,000)	$(496,636)	$(257,573)	$(239,063)

Total written option contracts					(29,230,000)	$(545,560)	$(375,665)	$(169,895)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$29,448	$19,639	$9,809
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	57,833	38,846	18,987

Total Calls					3,103,640,000	$87,281	$58,485	$28,796

Puts
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$11,985	$19,639	$(7,654)
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	24,539	38,846	(14,307)
Interest Rate Swaption USD	GSC	2.25%	07/27/16	USD	6,025,000	8,934	35,548	(26,614)

Total Puts					3,109,665,000	$45,458	$94,033	$(48,575)

Total purchased swaption contracts					6,213,305,000	$132,739	$152,518	$(19,779)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date		Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Interest Rate Swaption USD	GSC	2.50%	USD	07/27/16	USD	(6,025,000)	$(2,516)	$(8,435)	$5,919

Total written swaption contracts						(6,025,000)	$(2,516)	$(8,435)	$5,919

The accompanying notes are an integral part of these financial statements.

79

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro BUXL 30-Year Bond Future	2	06/08/2016	$374,203	$374,385	$(182)
Euro-Bund Future	1	06/08/2016	187,261	185,361	1,900
U.S. Treasury 10-Year Note Future	16	06/21/2016	2,080,736	2,081,000	(264)

Total					$1,454

Total futures contracts					$1,454

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 9.17% based on the notional amount of currency delivered	06/15/18	JPM	USD	1,417,355	RUB	103,800,000	$—	$(25,815)	$(185,177)	$(159,362)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 8.5% based on the notional amount of currency delivered	06/15/21	JPM	USD	801,529	RUB	58,700,000	14,599	—	(92,431)	(107,030)
Fixed Rate equal to 9.17% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	06/15/18	JPM	RUB	103,800,000	USD	1,417,355	—	(3,383)	141,224	144,607
Fixed Rate equal to 8.5% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	06/15/21	JPM	RUB	58,700,000	USD	801,529	14,599	—	104,720	90,121

Total								$29,198	$(29,198)	$(31,664)	$(31,664)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.

80

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.98% Fixed	3M KRW KSDA	KRW	1,605,000,000	12/16/25	$—	$—	$(45,140)	$(45,140)
BCLY	3M KRW KSDA	1.54% Fixed	KRW	7,363,975,000	12/16/17	—	—	10,906	10,906
BCLY	2.72% Fixed	6M PLN WIBOR	PLN	6,545,000	12/16/25	—	—	(70,667)	(70,667)
BOA	1M MXIBTIIE	6.65% Fixed	MXN	15,975,000	12/06/23	—	—	49,933	49,933
BOA	1M MXIBTIIE	6.14% Fixed	MXN	8,575,000	04/16/26	—	—	1,843	1,843
BOA	5.19% Fixed	3M Banco Central De La Republica	COP	1,202,275,000	12/16/19	—	—	16,576	16,576
BOA	BZDIOVRA	12.32% Fixed	BRL	2,880,798	01/02/18	—	—	(17,987)	(17,987)
BOA	BZDIOVRA	15.65% Fixed	BRL	4,575,470	01/04/21	—	—	198,923	198,923
DEUT	1M MXIBTIIE	4.63% Fixed	MXN	34,115,000	04/19/18	—	—	(486)	(486)
DEUT	1M MXIBTIIE	6.04% Fixed	MXN	8,515,000	04/09/26	—	—	(1,718)	(1,718)
DEUT	5.30% Fixed	1M MXIBTIIE	MXN	29,275,000	04/15/21	—	—	2,335	2,335
DEUT	2.68% Fixed	6M PLN WIBOR	PLN	2,105,000	07/13/25	—	—	(26,677)	(26,677)
DEUT	6M PLN WIBOR	2.28% Fixed	PLN	1,280,000	06/17/25	—	—	4,495	4,495
DEUT	6M PLN WIBOR	2.14% Fixed	PLN	1,600,000	06/17/25	—	—	176	176
DEUT	BZDIOVRA	10.55% Fixed	BRL	692,024	01/02/17	—	—	(4,186)	(4,186)
DEUT	BZDIOVRA	9.12% Fixed	BRL	4,615,996	01/02/17	—	—	(160,587)	(160,587)
GSC	1M MXIBTIIE	6.12% Fixed	MXN	3,750,000	04/15/26	—	—	403	403
GSC	1.59% Fixed	3M South Korean Won	KRW	445,275,000	06/15/26	—	—	1,854	1,854
GSC	2.46% Fixed	6M HUF BUBOR	HUF	321,000,000	03/13/20	—	—	(58,963)	(58,963)
GSC	6M HUF BUBOR	1.36% Fixed	HUF	214,500,000	06/15/21	—	—	(1,206)	(1,206)
GSC	BZDIOVRA	9.03% Fixed	BRL	2,176,869	01/02/17	—	—	(70,976)	(70,976)
GSC	4.86% Fixed	CLICP Camara Promedio A	CLP	67,175,000	03/16/26	—	—	(3,299)	(3,299)
GSC	CLICP Camara Promedio A	4.50% Fixed	CLP	119,515,000	03/16/21	—	—	3,975	3,975
JPM	4.28% Fixed	1M MXIBTIIE	MXN	70,250,000	11/22/17	—	—	16,863	16,863
JPM	5.24% Fixed	3M Banco Central De La Republica	COP	2,106,949,142	12/18/19	—	—	27,849	27,849
JPM	5.25% Fixed	3M Banco Central De La Republica	COP	2,197,870,000	12/16/19	—	—	32,920	32,920
JPM	3M ZAR JIBAR	8.61% Fixed	ZAR	10,350,000	06/15/26	—	—	399	399
MSC	1M MXIBTIIE	4.65% Fixed	MXN	34,110,000	04/23/18	—	—	1,590	1,590
MSC	1M MXIBTIIE	6.12% Fixed	MXN	8,510,000	04/13/26	—	—	1,515	1,515
MSC	5.36% Fixed	1M MXIBTIIE	MXN	29,275,000	04/19/21	—	—	(3,336)	(3,336)
MSC	11.46% Fixed	BZDIOVRA	BRL	5,356,245	01/04/21	—	—	115,086	115,086

Total						$—	$—	$22,413	$22,413

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
0.95% Fixed	3M USD LIBOR	USD	2,115,000	04/26/18	$—	$—	$(1,607)	$(1,607)
0.95% Fixed	3M USD LIBOR	USD	2,110,000	04/26/18	—	—	(1,645)	(1,645)
1.74% Fixed	3M USD LIBOR	USD	410,000	04/26/26	—	—	(1,651)	(1,651)
1.74% Fixed	3M USD LIBOR	USD	415,000	04/26/26	—	—	(1,750)	(1,750)
2.03% Fixed	3M USD LIBOR	USD	1,150,000	12/03/25	—	—	(45,657)	(45,657)
3M USD LIBOR	0.97% Fixed	USD	7,950,000	12/03/17	—	—	34,201	34,201
3M USD LIBOR	1.31% Fixed	USD	1,590,000	04/26/21	—	—	4,804	4,804
3M USD LIBOR	1.31% Fixed	USD	1,585,000	04/26/21	—	—	4,673	4,673
3M USD LIBOR	1.90% Fixed	USD	810,000	07/29/26	—	—	12,041	12,041

Total					$—	$—	$3,409	$3,409

The accompanying notes are an integral part of these financial statements.

81

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ARS	Buy	07/05/16	BOA	$205,714	$216,291	$10,577
ARS	Buy	10/03/16	BOA	197,320	206,209	8,889
AUD	Buy	06/15/16	WEST	1,513,040	1,540,525	27,485
AUD	Sell	06/15/16	JPM	18,916	18,972	(56)
AUD	Sell	06/15/16	WEST	2,042,232	2,079,330	(37,098)
BRL	Buy	05/04/16	MSC	2,873,244	2,945,901	72,657
BRL	Buy	05/04/16	BCLY	296,820	304,869	8,049
BRL	Buy	06/02/16	MSC	2,469,610	2,869,147	399,537
BRL	Buy	06/02/16	MSC	1,898,152	2,230,025	331,873
BRL	Buy	06/02/16	MSC	3,569,278	3,682,575	113,297
BRL	Buy	06/02/16	MSC	3,571,488	3,682,287	110,799
BRL	Buy	06/02/16	MSC	820,402	927,619	107,217
BRL	Buy	06/02/16	SCB	896,328	954,944	58,616
BRL	Buy	06/02/16	BCLY	553,236	609,784	56,548
BRL	Buy	06/02/16	BCLY	427,834	467,405	39,571
BRL	Buy	06/02/16	MSC	663,966	702,402	38,436
BRL	Buy	06/02/16	JPM	567,035	589,650	22,615
BRL	Buy	06/02/16	MSC	347,232	369,610	22,378
BRL	Buy	06/02/16	BNP	567,788	589,649	21,861
BRL	Buy	06/02/16	MSC	338,021	359,543	21,522
BRL	Buy	06/02/16	MSC	108,036	127,997	19,961
BRL	Buy	06/02/16	BCLY	257,035	273,252	16,217
BRL	Buy	06/02/16	MSC	346,964	362,418	15,454
BRL	Buy	06/02/16	MSC	690,073	704,415	14,342
BRL	Buy	06/02/16	DEUT	189,848	202,782	12,934
BRL	Buy	06/02/16	BCLY	290,965	300,578	9,613
BRL	Buy	06/02/16	MSC	54,152	62,704	8,552
BRL	Buy	06/02/16	MSC	168,985	177,183	8,198
BRL	Buy	06/02/16	JPM	324,029	332,217	8,188
BRL	Buy	06/02/16	BCLY	324,621	332,217	7,596
BRL	Buy	06/02/16	SSG	157,967	165,389	7,422
BRL	Buy	06/02/16	DEUT	185,936	191,276	5,340
BRL	Buy	06/02/16	DEUT	63,240	67,594	4,354
BRL	Buy	06/02/16	MSC	21,877	25,599	3,722
BRL	Buy	06/02/16	DEUT	321,754	325,026	3,272
BRL	Buy	06/02/16	MSC	42,114	44,871	2,757
BRL	Buy	06/02/16	MSC	282,233	282,457	224
BRL	Buy	06/20/16	BCLY	230,312	237,357	7,045
BRL	Sell	05/04/16	BCLY	413,799	424,203	(10,404)
BRL	Sell	05/04/16	BOA	272,761	316,192	(43,431)
BRL	Sell	05/04/16	DEUT	1,590,263	1,640,773	(50,510)
BRL	Sell	05/04/16	DEUT	779,339	869,601	(90,262)
BRL	Sell	06/02/16	BCLY	392,467	392,620	(153)
BRL	Sell	06/02/16	MSC	91,705	94,919	(3,214)
BRL	Sell	06/02/16	MSC	102,741	111,602	(8,861)
BRL	Sell	06/02/16	GSC	230,982	240,174	(9,192)
BRL	Sell	06/02/16	SSG	127,124	149,570	(22,446)
BRL	Sell	06/02/16	MSC	402,138	426,273	(24,135)
BRL	Sell	06/02/16	BCLY	316,287	342,284	(25,997)
BRL	Sell	06/02/16	BCLY	315,566	342,284	(26,718)
BRL	Sell	06/02/16	MSC	379,978	425,123	(45,145)
BRL	Sell	06/02/16	MSC	400,256	449,571	(49,315)
BRL	Sell	06/02/16	MSC	399,611	449,284	(49,673)
BRL	Sell	06/02/16	CIB	695,941	752,162	(56,221)
BRL	Sell	06/02/16	DEUT	531,314	595,402	(64,088)
BRL	Sell	06/02/16	MSC	2,849,840	2,918,332	(68,492)
BRL	Sell	06/02/16	MSC	383,828	453,023	(69,195)
BRL	Sell	06/02/16	MSC	1,432,971	1,525,609	(92,638)

The accompanying notes are an integral part of these financial statements.

82

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	06/02/16	MSC	$1,215,617	$1,412,281	$(196,664)
BRL	Sell	11/03/17	MSC	3,152,672	3,235,790	(83,118)
BRL	Sell	11/03/17	MSC	3,152,037	3,235,537	(83,500)
CLP	Buy	06/15/16	SSG	5,065,723	5,267,938	202,215
CLP	Sell	06/15/16	SCB	29,722	30,599	(877)
CLP	Sell	06/15/16	SSG	5,580,519	5,803,284	(222,765)
CNH	Sell	06/15/16	CBK	39,825	39,850	(25)
CNH	Sell	06/15/16	JPM	112,119	112,164	(45)
CNH	Sell	06/15/16	BNP	28,658	28,772	(114)
CNH	Sell	06/15/16	BCLY	1,591,070	1,605,232	(14,162)
COP	Buy	06/15/16	SSG	453,750	508,676	54,926
COP	Buy	06/15/16	RBS	168,708	184,366	15,658
COP	Buy	06/15/16	SSG	162,680	171,399	8,719
COP	Buy	06/15/16	CIB	311,740	318,886	7,146
COP	Buy	06/15/16	SSG	226,031	231,251	5,220
COP	Buy	06/15/16	SCB	39,845	42,946	3,101
COP	Buy	06/15/16	DEUT	71,652	71,808	156
COP	Sell	06/15/16	GSC	60,555	62,397	(1,842)
COP	Sell	06/15/16	BNP	283,387	303,762	(20,375)
COP	Sell	06/15/16	SSG	306,121	343,177	(37,056)
COP	Sell	06/15/16	UBS	537,480	578,372	(40,892)
COP	Sell	06/15/16	CIB	397,881	445,073	(47,192)
COP	Sell	06/15/16	BNP	1,200,468	1,294,987	(94,519)
COP	Sell	09/30/16	JPM	71,820	76,362	(4,542)
EUR	Buy	06/15/16	MSC	819,371	842,807	23,436
EUR	Buy	06/15/16	JPM	1,602,372	1,611,079	8,707
EUR	Sell	06/15/16	BNP	110,732	111,227	(495)
EUR	Sell	06/15/16	BCLY	78,987	80,268	(1,281)
EUR	Sell	06/15/16	MSC	258,009	261,442	(3,433)
EUR	Sell	06/15/16	CIB	1,470,947	1,502,145	(31,198)
EUR	Sell	07/26/16	MSC	860,292	873,753	(13,461)
HUF	Buy	06/15/16	CBK	1,928,778	1,973,993	45,215
HUF	Buy	06/15/16	CSFB	410,194	415,236	5,042
HUF	Buy	06/15/16	GSC	639,782	643,174	3,392
HUF	Buy	06/15/16	JPM	190,298	192,594	2,296
HUF	Buy	06/15/16	BNP	170,667	172,567	1,900
HUF	Buy	06/15/16	CBK	150,289	151,980	1,691
HUF	Buy	06/15/16	BNP	76,623	77,771	1,148
HUF	Buy	06/15/16	JPM	127,539	128,395	856
HUF	Buy	06/15/16	CBK	22,450	23,239	789
HUF	Buy	06/15/16	BCLY	99,293	99,911	618
HUF	Buy	06/15/16	SGG	35,180	35,441	261
HUF	Sell	06/15/16	BOA	43,458	44,752	(1,294)
HUF	Sell	06/15/16	JPM	99,125	101,616	(2,491)
HUF	Sell	06/15/16	MSC	300,055	305,959	(5,904)
HUF	Sell	06/15/16	CBK	224,159	231,350	(7,191)
HUF	Sell	06/15/16	CBK	4,105,662	4,201,909	(96,247)
IDR	Buy	06/15/16	JPM	1,986,591	1,991,450	4,859
IDR	Buy	06/15/16	JPM	876,967	880,828	3,861
IDR	Buy	06/15/16	SSG	189,101	192,737	3,636
IDR	Buy	06/15/16	HSBC	227,815	229,915	2,100
IDR	Buy	06/15/16	BNP	169,568	171,514	1,946
IDR	Buy	06/15/16	DEUT	94,423	94,299	(124)
IDR	Buy	06/15/16	JPM	179,563	179,191	(372)
IDR	Buy	06/15/16	BCLY	118,054	116,877	(1,177)
IDR	Buy	06/15/16	UBS	246,346	244,816	(1,530)
IDR	Buy	06/15/16	DEUT	440,197	437,630	(2,567)
IDR	Sell	06/07/16	MSC	1,067,653	1,088,462	(20,809)

The accompanying notes are an integral part of these financial statements.

83

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
IDR	Sell	06/15/16	GSC	$240,198	$236,989	$3,209
IDR	Sell	06/15/16	BCLY	241,345	240,301	1,044
IDR	Sell	06/15/16	SSG	201,435	200,715	720
IDR	Sell	06/15/16	GSC	92,865	92,568	297
IDR	Sell	06/15/16	UBS	114,916	114,920	(4)
IDR	Sell	06/15/16	JPM	735,060	736,858	(1,798)
IDR	Sell	06/15/16	BCLY	227,427	231,749	(4,322)
INR	Buy	06/15/16	SSG	213,403	214,128	725
INR	Buy	06/15/16	BCLY	654,922	654,115	(807)
INR	Buy	06/15/16	DEUT	656,002	654,115	(1,887)
INR	Sell	06/15/16	DEUT	841,831	843,812	(1,981)
KRW	Buy	06/15/16	CBK	2,348,248	2,492,413	144,165
KRW	Sell	06/15/16	BCLY	1,651,123	1,668,717	(17,594)
KRW	Sell	06/15/16	CBK	856,249	908,816	(52,567)
MXN	Buy	06/15/16	SSG	3,647,860	3,783,596	135,736
MXN	Buy	06/15/16	JPM	611,494	639,326	27,832
MXN	Buy	06/15/16	RBC	769,808	779,052	9,244
MXN	Buy	06/15/16	SCB	633,608	642,798	9,190
MXN	Buy	06/15/16	RBC	539,877	545,770	5,893
MXN	Buy	06/15/16	DEUT	245,884	251,101	5,217
MXN	Buy	06/15/16	BNP	133,705	138,858	5,153
MXN	Buy	06/15/16	MSC	282,675	287,552	4,877
MXN	Buy	06/15/16	MSC	262,053	266,839	4,786
MXN	Buy	06/15/16	GSC	250,171	254,053	3,882
MXN	Buy	06/15/16	BCLY	342,768	346,567	3,799
MXN	Buy	06/15/16	UBS	367,668	370,867	3,199
MXN	Buy	06/15/16	RBC	83,703	86,555	2,852
MXN	Buy	06/15/16	GSC	475,234	477,903	2,669
MXN	Buy	06/15/16	BCLY	189,593	192,087	2,494
MXN	Buy	06/15/16	GSC	209,578	211,874	2,296
MXN	Buy	06/15/16	DEUT	73,748	75,794	2,046
MXN	Buy	06/15/16	MSC	170,056	171,432	1,376
MXN	Buy	06/15/16	RBC	196,882	197,294	412
MXN	Buy	06/15/16	HSBC	254,402	254,227	(175)
MXN	Buy	06/15/16	DEUT	649,237	645,690	(3,547)
MXN	Buy	02/10/17	JPM	2,182,215	2,322,181	139,966
MXN	Buy	02/10/17	DEUT	1,236,655	1,309,588	72,933
MXN	Sell	05/16/16	JPM	171,071	177,691	(6,620)
MXN	Sell	06/15/16	GSC	89,069	90,258	(1,189)
MXN	Sell	06/15/16	BCLY	106,046	108,483	(2,437)
MXN	Sell	06/15/16	BCLY	106,001	108,483	(2,482)
MXN	Sell	06/15/16	GSC	146,914	150,430	(3,516)
MXN	Sell	06/15/16	GSC	230,417	234,149	(3,732)
MXN	Sell	06/15/16	DEUT	414,012	418,021	(4,009)
MXN	Sell	06/15/16	RBS	413,542	418,020	(4,478)
MXN	Sell	06/15/16	UBS	252,327	257,408	(5,081)
MXN	Sell	06/15/16	BCLY	334,555	340,782	(6,227)
MXN	Sell	06/15/16	BCLY	580,759	590,089	(9,330)
MXN	Sell	06/15/16	BCLY	410,704	425,253	(14,549)
MXN	Sell	06/15/16	SSG	2,932,958	3,042,092	(109,134)
MXN	Sell	02/10/17	JPM	3,349,520	3,631,770	(282,250)
MXN	Sell	02/21/17	DEUT	274,192	292,655	(18,463)
MXN	Sell	03/10/17	GSC	850,573	846,239	4,334
MYR	Buy	06/15/16	JPM	6,401,306	6,749,560	348,254
MYR	Buy	06/15/16	JPM	575,830	596,832	21,002
MYR	Buy	06/15/16	BCLY	471,733	482,056	10,323
MYR	Buy	06/15/16	JPM	273,736	283,113	9,377
MYR	Buy	06/15/16	BNP	56,223	56,113	(110)

The accompanying notes are an integral part of these financial statements.

84

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
MYR	Buy	06/15/16	DEUT	$63,898	$63,764	$(134)
MYR	Buy	06/15/16	CBK	46,517	45,910	(607)
MYR	Buy	06/15/16	CBK	213,422	211,696	(1,726)
MYR	Sell	06/15/16	CBK	432,134	428,750	3,384
MYR	Sell	06/15/16	GSC	87,146	86,719	427
MYR	Sell	06/15/16	DEUT	197,269	197,158	111
MYR	Sell	06/15/16	DEUT	176,118	176,244	(126)
MYR	Sell	06/15/16	DEUT	101,693	108,144	(6,451)
MYR	Sell	06/15/16	BOA	237,467	252,506	(15,039)
MYR	Sell	06/15/16	BCLY	2,132,219	2,179,968	(47,749)
MYR	Sell	07/29/16	JPM	366,667	363,615	3,052
MYR	Sell	07/29/16	GSC	459,598	467,869	(8,271)
NZD	Buy	06/15/16	CSFB	1,454,035	1,525,377	71,342
NZD	Sell	06/15/16	JPM	30,307	31,343	(1,036)
NZD	Sell	06/15/16	CSFB	1,971,911	2,068,663	(96,752)
PEN	Buy	06/15/16	JPM	1,450,022	1,526,952	76,930
PEN	Buy	06/15/16	CIB	577,089	608,842	31,753
PEN	Buy	06/15/16	JPM	30,814	31,805	991
PEN	Buy	06/15/16	SSG	46,352	46,951	599
PEN	Buy	06/15/16	DEUT	608	606	(2)
PEN	Buy	06/15/16	DEUT	60,018	59,975	(43)
PEN	Buy	06/15/16	MSC	27,052	26,959	(93)
PEN	Buy	06/15/16	DEUT	63,453	63,004	(449)
PEN	Buy	06/15/16	MSC	63,667	63,005	(662)
PEN	Sell	06/15/16	SSG	16,279	16,659	(380)
PEN	Sell	06/15/16	BNP	32,768	33,623	(855)
PEN	Sell	06/15/16	DEUT	33,500	34,531	(1,031)
PEN	Sell	06/15/16	BCLY	49,112	50,282	(1,170)
PEN	Sell	06/15/16	CIB	547,517	577,643	(30,126)
PEN	Sell	06/15/16	JPM	1,376,097	1,449,105	(73,008)
PHP	Buy	06/15/16	DEUT	1,155,734	1,161,936	6,202
PHP	Buy	06/15/16	JPM	90,192	89,772	(420)
PHP	Buy	06/15/16	JPM	90,539	89,773	(766)
PHP	Buy	06/15/16	JPM	78,840	78,072	(768)
PHP	Buy	06/15/16	BCLY	363,365	362,068	(1,297)
PHP	Buy	06/15/16	BCLY	186,231	184,437	(1,794)
PHP	Buy	06/15/16	SCB	441,662	435,247	(6,415)
PHP	Sell	06/15/16	BCLY	1,589,039	1,575,932	13,107
PHP	Sell	06/15/16	DEUT	434,304	428,227	6,077
PLN	Buy	06/15/16	CBK	3,566,130	3,630,424	64,294
PLN	Buy	06/15/16	BCLY	353,186	362,519	9,333
PLN	Buy	06/15/16	CBK	244,229	248,398	4,169
PLN	Buy	06/15/16	CBK	593,660	596,782	3,122
PLN	Buy	06/15/16	DEUT	117,876	120,927	3,051
PLN	Buy	06/15/16	BCLY	167,121	169,873	2,752
PLN	Buy	06/15/16	UBS	127,104	129,303	2,199
PLN	Buy	06/15/16	DEUT	47,317	47,115	(202)
PLN	Buy	06/15/16	DEUT	28,095	27,483	(612)
PLN	Buy	06/15/16	UBS	443,146	440,781	(2,365)
PLN	Buy	06/15/16	JPM	285,534	282,686	(2,848)
PLN	Buy	06/17/16	TDB	1,189,069	1,271,527	82,458
PLN	Buy	07/26/16	MSC	846,203	856,910	10,707
PLN	Sell	06/15/16	JPM	1,002,714	977,623	25,091
PLN	Sell	06/15/16	JPM	91,195	90,303	892
PLN	Sell	06/15/16	WEST	93,561	93,182	379
PLN	Sell	06/15/16	CBK	64,386	64,127	259
PLN	Sell	06/15/16	DEUT	56,586	57,585	(999)
PLN	Sell	06/15/16	CBK	62,581	63,604	(1,023)

The accompanying notes are an integral part of these financial statements.

85

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
PLN	Sell	06/15/16	BOA	$114,896	$116,477	$(1,581)
PLN	Sell	06/15/16	CBK	4,417,682	4,497,329	(79,647)
RON	Buy	06/15/16	JPM	2,161,663	2,214,875	53,212
RON	Buy	06/15/16	DEUT	183,292	187,940	4,648
RON	Buy	06/15/16	JPM	47,795	49,350	1,555
RON	Buy	06/15/16	JPM	93,361	94,609	1,248
RON	Buy	06/15/16	DEUT	428,353	429,576	1,223
RON	Buy	06/15/16	CSFB	98,458	98,445	(13)
RON	Sell	06/15/16	JPM	44,776	46,026	(1,250)
RON	Sell	06/15/16	JPM	519,079	531,857	(12,778)
RUB	Buy	06/15/16	CBK	3,182,481	3,502,125	319,644
RUB	Buy	06/15/16	DEUT	1,670,106	1,850,758	180,652
RUB	Buy	06/15/16	MSC	666,040	702,647	36,607
RUB	Buy	06/15/16	DEUT	306,836	336,003	29,167
RUB	Buy	06/15/16	JPM	259,062	274,565	15,503
RUB	Buy	06/15/16	JPM	104,866	116,016	11,150
RUB	Buy	06/15/16	MSC	200,029	208,584	8,555
RUB	Buy	06/15/16	BOA	159,284	162,818	3,534
RUB	Buy	06/15/16	DEUT	102,446	105,344	2,898
RUB	Buy	06/15/16	MSC	36,041	38,082	2,041
RUB	Buy	06/15/16	MSC	506,771	502,022	(4,749)
RUB	Sell	06/15/16	CSFB	146,142	144,371	1,771
RUB	Sell	06/15/16	MSC	45,279	46,346	(1,067)
RUB	Sell	06/15/16	MSC	37,377	41,101	(3,724)
RUB	Sell	06/15/16	DEUT	92,090	97,264	(5,174)
RUB	Sell	06/15/16	GSC	151,766	158,534	(6,768)
RUB	Sell	06/15/16	CBK	99,584	109,551	(9,967)
RUB	Sell	06/15/16	DEUT	101,552	112,707	(11,155)
RUB	Sell	06/15/16	MSC	313,016	326,307	(13,291)
RUB	Sell	06/15/16	BOA	130,247	144,524	(14,277)
RUB	Sell	06/15/16	CBK	146,233	162,162	(15,929)
RUB	Sell	06/15/16	JPM	279,992	310,833	(30,841)
RUB	Sell	06/15/16	CBK	2,580,732	2,631,003	(50,271)
THB	Buy	06/15/16	JPM	2,847,132	2,881,471	34,339
THB	Buy	06/15/16	JPM	2,434,439	2,456,143	21,704
THB	Buy	06/15/16	JPM	865,936	872,220	6,284
THB	Buy	06/15/16	JPM	231,667	232,497	830
THB	Buy	06/15/16	SSG	301,569	302,274	705
THB	Buy	06/15/16	JPM	324,031	323,722	(309)
THB	Sell	06/15/16	CBK	659,221	658,311	910
THB	Sell	06/15/16	GSC	80,604	80,931	(327)
THB	Sell	06/15/16	JPM	153,980	154,712	(732)
THB	Sell	06/15/16	UBS	531,014	532,483	(1,469)
THB	Sell	06/15/16	JPM	709,751	716,079	(6,328)
TRY	Buy	06/15/16	JPM	5,840,747	6,139,217	298,470
TRY	Buy	06/15/16	GSC	3,257,889	3,311,486	53,597
TRY	Buy	06/15/16	JPM	342,311	354,613	12,302
TRY	Buy	06/15/16	HSBC	316,383	319,329	2,946
TRY	Buy	06/15/16	GSC	62,451	64,219	1,768
TRY	Buy	06/15/16	CBK	69,094	70,217	1,123
TRY	Buy	06/15/16	MSC	9,662	9,880	218
TRY	Buy	06/15/16	HSBC	82,362	82,213	(149)
TRY	Buy	06/15/16	MSC	97,390	97,033	(357)
TRY	Buy	06/15/16	DEUT	280,263	279,809	(454)
TRY	Buy	02/20/18	HSBC	145,616	160,952	15,336
TRY	Buy	02/20/18	BOA	34,208	37,780	3,572
TRY	Buy	02/20/18	DEUT	9,172	10,137	965
TRY	Sell	06/15/16	MSC	208,472	208,181	291

The accompanying notes are an integral part of these financial statements.

86

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
TRY	Sell	06/15/16	MSC	$85,435	$86,448	$(1,013)
TRY	Sell	06/15/16	GSC	90,319	91,741	(1,422)
TRY	Sell	06/15/16	JPM	88,858	91,740	(2,882)
TRY	Sell	06/15/16	BOA	104,076	109,383	(5,307)
TRY	Sell	06/15/16	GSC	1,294,601	1,302,013	(7,412)
TRY	Sell	06/15/16	BOA	400,553	408,952	(8,399)
TRY	Sell	06/15/16	BCLY	510,999	520,452	(9,453)
TRY	Sell	06/15/16	JPM	3,517,406	3,697,150	(179,744)
TRY	Sell	02/20/18	DEUT	190,652	208,868	(18,216)
ZAR	Buy	05/03/16	JPM	221,648	252,744	31,096
ZAR	Buy	06/15/16	JPM	5,182,184	5,650,689	468,505
ZAR	Buy	06/15/16	JPM	486,433	527,426	40,993
ZAR	Buy	06/15/16	JPM	398,484	412,617	14,133
ZAR	Buy	06/15/16	RBS	250,344	259,677	9,333
ZAR	Buy	06/15/16	MSC	99,865	106,946	7,081
ZAR	Buy	06/15/16	NOM	247,700	252,579	4,879
ZAR	Buy	06/15/16	CBK	246,466	250,493	4,027
ZAR	Buy	06/15/16	DEUT	112,611	115,504	2,893
ZAR	Buy	06/15/16	BNP	74,969	76,540	1,571
ZAR	Buy	06/15/16	DEUT	79,702	81,131	1,429
ZAR	Buy	06/15/16	MSC	36,494	37,226	732
ZAR	Buy	06/15/16	UBS	97,591	97,900	309
ZAR	Buy	06/15/16	MSC	198,189	196,914	(1,275)
ZAR	Sell	05/03/16	CBK	248,581	252,743	(4,162)
ZAR	Sell	05/13/16	BCLY	112,936	116,992	(4,056)
ZAR	Sell	06/15/16	CSFB	244,560	242,838	1,722
ZAR	Sell	06/15/16	GSC	1,225	1,252	(27)
ZAR	Sell	06/15/16	MSC	86,560	86,976	(416)
ZAR	Sell	06/15/16	GSC	137,476	142,642	(5,166)
ZAR	Sell	06/15/16	BOA	68,468	77,235	(8,767)
ZAR	Sell	06/15/16	SSG	439,806	480,458	(40,652)
ZAR	Sell	06/15/16	JPM	4,898,220	5,341,053	(442,833)

Total						$1,403,643

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

87

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NOM	Nomura International
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

88

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$23,468,353	$—	$23,468,353	$—
Foreign Government Obligations	65,277,650	—	65,277,650	—
Short-Term Investments	5,303,090	5,303,090	—	—
Purchased Options	679,440	—	679,440	—
Foreign Currency Contracts(2)	5,165,466	—	5,165,466	—
Futures Contracts(2)	1,900	1,900	—	—
Swaps - Cross Currency(2)	234,728	—	234,728	—
Swaps - Interest Rate(2)	543,360	—	543,360	—

Total	$100,673,987	$5,304,990	$95,368,997	$—

Liabilities
Foreign Currency Contracts(2)	$(3,761,823)	$—	$(3,761,823)	$—
Futures Contracts(2)	(446)	(446)	—	—
Swaps - Cross Currency(2)	(266,392)	—	(266,392)	—
Swaps - Interest Rate(2)	(517,538)	—	(517,538)	—
Written Options	(548,076)	—	(548,076)	—

Total	$(5,094,275)	$(446)	$(5,093,829)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

89

The Hartford Floating Rate Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.5%
		Auto Parts & Equipment - 0.2%
$	9,000,000	Titan International, Inc. 6.88%, 10/01/2020	$7,785,000

		Chemicals - 0.5%
	3,000,000	Chemours Co. 6.63%, 05/15/2023(1)	2,625,000
		Hexion, Inc.
	12,816,000	6.63%, 04/15/2020	10,733,400
	1,500,000	8.88%, 02/01/2018	1,162,500
	6,550,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	5,010,750

			19,531,650

		Commercial Banks - 2.1%
	4,250,000	Access Bank plc 9.25%, 06/24/2021(1)(2)	3,500,130
EUR	9,400,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(2)(3)(4)	9,902,396
	7,800,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(4)	7,826,133
$	5,000,000	Barclays plc 8.25%, 12/15/2018(2)(3)	5,012,670
		Credit Agricole S.A.
	5,000,000	6.63%, 09/23/2019(2)(3)(4)	4,712,500
	4,600,000	6.63%, 09/23/2019(1)(2)(3)	4,335,500
	5,150,000	7.88%, 01/23/2024(1)(2)(3)	4,946,637
	8,000,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(2)(3)	7,945,952
	5,720,000	HSBC Holdings plc 6.38%, 03/30/2025(2)(3)	5,524,948
		ING Groep N.V.
	4,000,000	6.00%, 04/16/2020(2)(3)	3,800,000
	4,000,000	6.50%, 04/16/2025(2)(3)	3,716,000
	5,000,000	Lloyds Banking Group plc 7.50%, 06/27/2024(2)(3)	4,957,500
	9,415,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(2)(3)	8,402,887
	4,000,000	UBS Group AG 7.13%, 02/19/2020(2)(3)(4)	4,060,000
	5,200,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(3)(4)	4,348,500

			82,991,753

		Diversified Financial Services - 0.2%
	4,000,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(1)	3,034,800
	4,795,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	4,207,612

			7,242,412

		Electric - 0.2%
	8,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	6,920,000

		Food - 0.4%
GBP	10,335,000	Iceland Bondco plc 4.84%, 07/15/2020(1)(2)	13,100,113
$	4,000,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019(1)	3,960,000

			17,060,113

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.5% - (continued)
		Forest Products & Paper - 0.1%
$	7,685,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	$5,533,200

		Lodging - 0.5%
	12,189,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	10,299,705
	8,075,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021(1)	7,913,500

			18,213,205

		Oil & Gas - 0.6%
	14,100,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 7.14%, 08/01/2019(1)(2)	6,345,000
	6,065,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	4,124,200
	7,065,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	5,016,150
		Tullow Oil plc
	500,000	6.00%, 11/01/2020(1)	400,000
	3,555,000	6.25%, 04/15/2022(1)	2,844,000
	5,000,000	WPX Energy, Inc. 7.50%, 08/01/2020	4,762,500

			23,491,850

		Oil & Gas Services - 0.1%
	6,500,000	Borets Finance Ltd. 7.63%, 09/26/2018(4)	5,753,800

		Packaging & Containers - 0.2%
	8,790,000	Ardagh Packaging Financial Holdings 3.89%, 05/15/2021(1)(2)	8,746,050

		Retail - 0.2%
	8,000,000	Claire’s Stores, Inc. 9.00%, 03/15/2019(1)	5,760,000

		Semiconductors - 0.1%
	2,000,000	Micron Technology, Inc. 7.50%, 09/15/2023(1)	2,070,000

		Software - 0.1%
	5,165,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(5)	4,351,513

		Total Corporate Bonds (cost $248,415,567)	$215,450,546

SENIOR FLOATING RATE INTERESTS - 88.5%(6)
		Advertising - 1.0%
	37,259,212	Acosta Holdco, Inc. 4.25%, 09/26/2021	$36,840,046

		Aerospace/Defense - 0.6%
	8,331,932	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	8,307,602
	14,857,212	Transdigm, Inc. 3.50%, 05/14/2022	14,687,394

			22,994,996

		Agriculture - 0.1%
	3,872,970	Pinnacle Operating Corp. 4.75%, 11/15/2018	3,403,373

The accompanying notes are an integral part of these financial statements.

90

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Airlines - 0.8%
$	30,000,000	American Airlines, Inc. 0.00%, 04/28/2023(7)	$29,835,000

		Auto Manufacturers - 0.3%
	11,705,128	Jaguar Holding Co. 4.25%, 08/18/2022	11,678,324

		Auto Parts & Equipment - 0.5%
	11,686,838	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	11,668,606
	5,672,262	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	5,658,081

			17,326,687

		Beverages - 0.5%
	19,898,458	Oak Tea, Inc. 4.25%, 07/02/2022	19,948,204

		Biotechnology - 0.1%
	5,527,327	PQ Corp. 4.00%, 08/07/2017	5,511,795

		Chemicals - 3.2%
	41,040,012	Chemours Co. 3.75%, 05/12/2022	39,870,372
	7,560,650	Hii Holding Corp. 4.25%, 12/20/2019	7,333,831
		Ineos U.S. Finance LLC
	16,079,177	3.75%, 05/04/2018	16,036,085
	2,306,688	4.25%, 03/31/2022	2,290,841
	22,723,351	Nexeo Solutions LLC 5.00%, 09/08/2017	22,638,139
	8,887,007	Solenis International L.P. Co. 4.25%, 07/31/2021	8,780,362
	28,064,624	Univar, Inc. 4.25%, 07/01/2022	27,708,764

			124,658,394

		Coal - 1.2%
		American Energy - Marcellus LLC
	16,880,000	5.25%, 08/04/2020	4,490,080
	1,835,000	8.50%, 08/04/2021	220,200
		Arch Coal, Inc.
	13,310,887	5.00%, 01/31/2017(8)	13,077,946
	56,816,936	7.50%, 05/16/2018	23,721,071
	13,982,491	Peabody Energy Corp. 4.25%, 09/24/2020	6,053,300

			47,562,597

		Commercial Services - 4.3%
	23,595,518	Affinion Group, Inc. 6.75%, 04/30/2018	20,769,011
		Brickman Group Ltd.
	36,691,037	4.00%, 12/18/2020	36,431,264
	11,912,388	7.50%, 12/17/2021	11,664,253
		Brock Holdings III, Inc.
	14,758,061	6.00%, 03/16/2017	14,296,871
	4,898,000	10.00%, 03/16/2018	4,065,340
		Capital Automotive L.P.
	4,793,042	4.00%, 04/10/2019	4,805,025
	3,305,000	6.00%, 04/30/2020	3,313,263
	4,555,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	4,572,081
	12,032,684	ON Assignment, Inc. 3.75%, 06/03/2022	12,053,741

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Commercial Services - 4.3% - (continued)
$	1,764,663	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(7)	$1,760,622
		Quikrete Holdings, Inc.
	1,305,000	0.00%, 09/28/2020(7)	1,302,964
	6,104,632	7.00%, 03/26/2021	6,089,370
	3,696,869	RH Donnelley, Inc. 9.75%, 12/31/2016	1,093,645
	25,514,804	ServiceMaster Co. 4.25%, 07/01/2021	25,594,666
	19,443,428	TransUnion LLC 3.50%, 04/09/2021	19,351,072

			167,163,188

		Construction Materials - 0.2%
	8,707,429	Summit Materials LLC 4.00%, 07/17/2022	8,690,014

		Distribution/Wholesale - 1.2%
	15,480,000	FPC Holdings, Inc. 5.25%, 11/19/2019	13,286,949
	14,925,000	HD Supply, Inc. 3.75%, 08/13/2021	14,928,731
		PowerTeam Services LLC
	16,324,067	4.25%, 05/06/2020	16,242,447
	2,665,000	8.25%, 11/06/2020	2,558,400

			47,016,527

		Diversified Financial Services - 2.9%
	8,939,820	Grosvenor Capital Management Holdings L.P. 3.75%, 01/04/2021	8,749,849
	8,486,260	Ipreo Holdings LLC 4.00%, 08/06/2021	8,072,555
	11,723,515	RBS Holding Co. LLC 10.50%, 03/23/2017	9,613,282
	8,962,496	RP Crown Parent LLC 6.00%, 12/21/2018	8,488,200
		SAM Finance Lux S.a.r.l.
	26,611,614	4.25%, 12/17/2020	26,728,173
EUR	7,567,080	4.50%, 12/17/2020	8,692,849
$	35,999,828	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	32,332,525
	13,667,678	Walter Investment Management Corp. 4.75%, 12/19/2020	11,972,066

			114,649,499

		Electric - 4.1%
		Calpine Corp.
	11,496,781	3.00%, 05/03/2020	11,324,329
	32,834,075	3.25%, 01/31/2022	32,368,817
	12,329,897	3.50%, 05/27/2022	12,250,615
	2,756,225	4.00%, 10/09/2019	2,756,914
	17,650,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	13,149,250
	11,141,500	Dynegy, Inc. 4.00%, 04/23/2020	11,095,040
	10,823,716	ExGen Texas Power LLC 5.75%, 09/16/2021	7,684,838
		Pike Corp.
	10,060,645	5.50%, 12/22/2021	10,010,342
	8,625,000	9.50%, 06/22/2022	8,553,154

The accompanying notes are an integral part of these financial statements.

91

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Electric - 4.1% - (continued)
$	37,275,798	Seadrill Partners Finco LLC 4.00%, 02/21/2021	$18,296,080
	70,000,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(9)	23,669,100
	10,000,000	TXU Energy 0.00%, 11/07/2016(7)	9,987,500

			161,145,979

		Electronics - 1.3%
	38,433,616	CDW LLC 3.25%, 04/29/2020	38,400,179
	11,594,580	Ceridian LLC 4.50%, 09/15/2020	11,092,186
	442,454	Provo Craft & Novelty, Inc. 10.00%, 07/07/2019(1)(9)(10)(11)	—

			49,492,365

		Energy-Alternate Sources - 0.3%
	3,907,647	EMG Utica LLC 4.75%, 03/27/2020	3,458,268
	10,000,000	MEG Energy Corp. 0.00%, 03/31/2020(7)	8,933,300

			12,391,568

		Entertainment - 0.7%
	11,648,869	CityCenter Holdings LLC 4.25%, 10/16/2020	11,672,167
	16,027,772	Scientific Games International, Inc. 6.00%, 10/01/2021	15,759,788

			27,431,955

		Environmental Control - 0.5%
	17,524,517	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	17,458,800

		Food - 4.1%
		Albertsons LLC
	39,559,906	5.50%, 08/25/2021	39,672,256
	5,645,850	5.50%, 12/21/2022	5,662,336
GBP	6,300,000	Burtons Foods Ltd. 5.73%, 11/27/2020	8,499,484
		Hostess Brands LLC
$	15,253,350	4.50%, 08/03/2022	15,297,890
	3,865,000	8.50%, 08/03/2023	3,787,700
		JBS USA LLC
	19,389,410	3.75%, 05/25/2018	19,377,389
	6,926,870	3.75%, 09/18/2020	6,903,803
	44,019,675	4.00%, 10/30/2022	43,964,650
	16,576,938	U.S. Foods, Inc. 4.50%, 03/31/2019	16,556,217

			159,721,725

		Food Service - 0.3%
	10,846,576	Hearthside Food Solutions 4.50%, 06/02/2021	10,792,343

		Forest Products & Paper - 0.2%
	7,828,707	Wilsonart LLC 4.00%, 10/31/2019	7,805,847

		Hand/Machine Tools - 0.1%
	11,306,659	Ameriforge Group, Inc. 5.00%, 12/19/2019	5,615,679

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Healthcare-Products - 0.9%
$	14,221,441	Alere, Inc. 4.25%, 06/18/2022	$14,079,227
	3,318,742	Milk Specialties Co. 8.25%, 11/07/2018	3,314,593
	16,964,750	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	16,922,338

			34,316,158

		Healthcare-Services - 7.1%
	17,329,150	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	17,076,491
	19,696,805	American Renal Holdings, Inc. 4.50%, 09/20/2019	19,647,563
	4,625,025	Aspen Dental Management, Inc. 5.50%, 04/30/2022	4,642,369
	7,630,502	CDRH Parent, Inc. 5.25%, 07/01/2021	7,147,262
	33,034,967	Community Health Systems, Inc. 4.00%, 01/27/2021	32,531,844
	17,848,678	DJO Finance LLC 4.25%, 06/08/2020	17,335,529
	19,022,381	Emergency Medical Services Corp. 4.25%, 05/25/2018	19,034,365
	10,498,688	Envision Healthcare Corp. 4.50%, 10/28/2022	10,519,265
	12,127,833	IMS Health, Inc. 3.50%, 03/17/2021	12,123,467
	32,729,206	InVentiv Health, Inc. 7.75%, 05/15/2018	32,587,071
	16,267,771	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	16,182,365
	15,205,694	Opal Acquisition, Inc. 5.00%, 11/27/2020	13,304,982
	16,055,491	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	15,186,729
	12,768,375	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	12,792,380
		U.S. Renal Care, Inc.
	36,872,588	5.25%, 12/31/2022	36,895,817
	5,000,000	9.00%, 12/31/2023	5,000,000
	5,060,000	Vizient, Inc. 6.25%, 02/13/2023	5,104,275

			277,111,774

		Home Furnishings - 0.2%
	9,318,639	Hillman Group, Inc. 4.50%, 06/30/2021	9,213,804

		Household Products/Wares - 1.0%
	10,210,000	Galleria Co. 3.75%, 01/26/2023	10,216,432
	30,342,877	Sun Products Corp. 5.50%, 03/23/2020	29,773,948

			39,990,380

		Insurance - 3.3%
		Asurion LLC
	3,231,053	4.25%, 07/08/2020	3,174,510
	7,186,520	5.00%, 05/24/2019	7,159,570
	10,215,000	8.50%, 03/03/2021	9,791,793
	12,419,803	Evertec Group LLC 3.25%, 04/17/2020	12,047,209

The accompanying notes are an integral part of these financial statements.

92

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Insurance - 3.3% - (continued)
$	19,342,796	HUB International Ltd. 4.25%, 10/02/2020	$19,109,135
	7,327,681	National Financial Partners Corp. 4.50%, 07/01/2020	7,243,706
		Sedgwick Claims Management Services, Inc.
	32,856,074	3.75%, 03/01/2021	32,198,952
	18,125,000	6.75%, 02/28/2022	17,218,750
	20,613,672	USI, Inc. 4.25%, 12/27/2019	20,343,221

			128,286,846

		Internet - 1.3%
	34,719,311	Lands’ End, Inc. 4.25%, 04/04/2021	28,875,010
	21,199,951	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	21,188,503

			50,063,513

		Leisure Time - 2.1%
	29,338,524	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	29,453,824
		Delta 2 (LUX) S.a.r.l.
	29,299,500	4.75%, 07/30/2021	28,755,408
	19,285,000	7.75%, 07/31/2022	18,118,257
	6,947,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	6,912,763

			83,240,252

		Lodging - 2.1%
	9,854,975	Caesars Entertainment Operating Co. 13.25%, 03/01/2017(9)	9,234,900
	37,262,322	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	35,096,636
	20,928,411	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	18,626,286
	4,690,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	4,657,779
	15,383,715	Station Casinos LLC 4.25%, 03/02/2020	15,402,944

			83,018,545

		Machinery-Construction & Mining - 0.8%
	19,360,510	American Rock Salt Holdings LLC 4.75%, 05/20/2021	17,831,029
	16,191,423	Neff Rental LLC 7.25%, 06/09/2021	15,058,023

			32,889,052

		Machinery-Diversified - 2.6%
	22,154,240	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	21,895,700
		Gardner Denver, Inc.
	28,115,255	4.25%, 07/30/2020	26,223,942
EUR	13,525,687	4.75%, 07/30/2020	14,415,542
$	32,335,762	Gates Global, Inc. 4.25%, 07/06/2021	30,915,252
	8,516,521	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	7,281,625

			100,732,061

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Media - 6.5%
		Advantage Sales & Marketing, Inc.
$	33,372,429	4.25%, 07/23/2021	$33,059,730
	14,080,000	7.50%, 07/25/2022	13,235,200
	18,898,107	AVSC Holding Corp. 4.50%, 01/24/2021	18,472,900
	23,995,000	Charter Communications Operating LLC 3.50%, 01/24/2023	24,089,300
	5,383,528	Dex Media West LLC 8.00%, 12/30/2016	2,204,986
	5,586,432	ION Media Networks, Inc. 4.75%, 12/18/2020	5,579,449
	17,050,879	Media General, Inc. 4.00%, 07/31/2020	17,040,307
	21,665,000	Neptune Finco Corp. 5.00%, 10/09/2022	21,732,811
		Numericable Group S.A.
EUR	4,975,000	4.56%, 07/29/2022	5,690,303
$	6,910,275	4.56%, 07/31/2022	6,892,999
	5,725,000	Numericable U.S. LLC 0.00%, 01/15/2024(7)	5,745,266
	21,401,250	Quebecor Media, Inc. 3.25%, 08/17/2020	21,160,486
	31,720,004	Tribune Media Co. 3.75%, 12/27/2020	31,670,520
		Virgin Media Investment Holdings Ltd.
	18,663,348	3.65%, 06/30/2023	18,616,690
GBP	18,800,000	4.25%, 06/30/2023	27,149,067

			252,340,014

		Metal Fabricate/Hardware - 0.6%
$	22,737,106	Rexnord LLC 4.00%, 08/21/2020	22,566,578

		Miscellaneous Manufacturing - 0.2%
		Husky Injection Molding Systems Ltd.
	4,547,533	4.25%, 06/30/2021	4,508,697
	1,842,551	7.25%, 06/30/2022	1,750,424

			6,259,121

		Oil & Gas - 1.8%
	5,695,000	Callon Petroleum Co. 8.50%, 10/08/2021	5,716,356
	16,124,771	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	9,473,303
	8,464,446	Fieldwood Energy LLC 3.88%, 10/01/2018	6,407,586
	19,762,539	KCA Deutag US Finance LLC 6.25%, 05/15/2020	13,960,850
	13,511,137	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	9,998,242
	21,820,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	10,910,000
	16,045,000	Templar Energy LLC 8.50%, 11/25/2020	1,577,705
	10,389,039	Western Refining, Inc. 4.25%, 11/12/2020	10,265,721

			68,309,763

		Oil & Gas Services - 1.1%
	21,296,733	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	18,137,788
	21,878,753	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	10,419,756

The accompanying notes are an integral part of these financial statements.

93

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Oil & Gas Services - 1.1% - (continued)
$	9,732,554	Pacific Drilling S.A. 4.50%, 06/03/2018	$2,785,944
	17,775,012	Paragon Offshore Finance Co. 5.25%, 07/18/2021	4,588,264
		Utex Industries, Inc.
	8,869,407	5.00%, 05/22/2021	6,829,443
	3,000,000	8.25%, 05/22/2022	1,710,000

			44,471,195

		Packaging & Containers - 2.9%
	5,313,000	Berlin Packaging LLC 7.75%, 10/01/2022	5,020,785
		Berry Plastics Holding Corp.
	20,153,033	3.50%, 02/08/2020	20,133,685
	15,550,484	4.00%, 10/01/2022	15,572,877
	8,312,295	Exopack Holdings S.A. 4.50%, 05/08/2019	8,232,663
		Mauser U.S. Corp.
	14,368,726	4.50%, 07/31/2021	13,966,402
	12,725,000	8.75%, 07/31/2022	11,516,125
	9,805,850	Owens-Illinois, Inc. 3.50%, 09/01/2022	9,813,989
	19,314,083	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	19,350,394
	11,186,347	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	11,074,484

			114,681,404

		Pharmaceuticals - 3.2%
	40,999,763	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	40,846,013
	23,036,340	PRA Holdings, Inc. 4.50%, 09/23/2020	23,122,727
		Valeant Pharmaceuticals International, Inc.
	5,674,876	4.75%, 12/11/2019	5,523,073
	20,982,540	4.75%, 08/05/2020	20,379,292
	33,743,664	5.00%, 04/01/2022	32,866,329

			122,737,434

		Pipelines - 0.6%
	9,879,647	Energy Transfer Equity L.P. 4.00%, 12/02/2019	9,377,465
	16,357,008	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	15,539,157

			24,916,622

		Real Estate - 2.7%
		DTZ U.S. Borrower LLC
	26,315,025	4.25%, 11/04/2021	26,238,185
	5,330,000	9.25%, 11/04/2022	5,323,337
	37,295,000	MGM Growth Properties LLC 4.00%, 04/25/2023	37,489,307
		Realogy Corp.
	3,882,746	2.44%, 10/10/2016	3,843,918
	33,372,662	3.75%, 03/05/2020	33,344,963

			106,239,710

		Retail - 5.0%
	19,963,287	Bass Pro Group LLC 4.00%, 06/05/2020	19,632,695
	5,100,000	Coty, Inc. 3.75%, 10/27/2022	5,131,875

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Retail - 5.0% - (continued)
		Michaels Stores, Inc.
$	17,873,614	3.75%, 01/28/2020	$17,886,304
	13,891,917	4.00%, 01/28/2020	13,940,539
	26,785,549	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	25,488,057
	16,973,537	Party City Holdings, Inc. 4.25%, 08/19/2022	16,895,798
	13,278,070	PetSmart, Inc. 4.25%, 03/11/2022	13,233,323
	17,118,720	Revlon 4.00%, 10/08/2019	17,161,516
		Rite Aid Corp.
	19,330,000	4.88%, 06/21/2021	19,342,178
	7,755,000	5.75%, 08/21/2020	7,771,130
	10,958,707	Serta Simmons Holdings LLC 4.25%, 10/01/2019	10,977,556
	23,672,067	Sports Authority, Inc. 7.50%, 11/16/2017	6,391,458
	19,570,230	SuperValu, Inc. 4.50%, 03/21/2019	19,340,867

			193,193,296

		Semiconductors - 2.4%
	47,505,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	47,513,551
	7,425,000	Lattice Semiconductor Corp. 5.25%, 03/10/2021	7,053,750
	2,500,000	Micron Technology Inc 0.00%, 04/26/2022(7)	2,508,600
	29,376,375	NXP B.V. 3.75%, 12/07/2020	29,449,816
	8,645,000	ON Semiconductor Corp. 5.25%, 03/31/2023	8,679,234

			95,204,951

		Software - 5.4%
	18,604,363	Epicor Software Corp. 4.75%, 06/01/2022	17,836,933
		First Data Corp.
	20,075,000	4.19%, 07/08/2022	20,080,019
	54,771,860	4.44%, 03/24/2021	54,885,785
	16,280,000	Global Payments, Inc. 3.94%, 04/22/2023	16,406,170
	7,645,299	Hyland Software, Inc. 4.75%, 07/01/2022	7,608,984
		Infor US, Inc.
	24,215,367	3.75%, 06/03/2020	23,638,195
EUR	3,492,138	4.00%, 06/03/2020	3,958,687
		Kronos, Inc.
$	15,272,696	4.50%, 10/30/2019	15,228,099
	3,533,211	9.75%, 04/30/2020	3,574,443
	22,406,977	Magic Newco LLC 5.00%, 12/12/2018	22,434,986
		Peak 10, Inc.
	2,770,650	5.00%, 06/17/2021	2,706,593
	4,310,000	8.25%, 06/17/2022	3,448,000
		SS&C Technologies, Inc.
	17,902,448	4.01%, 07/08/2022	17,947,204
	2,550,059	4.02%, 07/08/2022	2,556,435

			212,310,533

The accompanying notes are an integral part of these financial statements.

94

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Telecommunications - 5.7%
		Altice Financing S.A.
$	5,051,825	5.25%, 02/04/2022	$5,053,088
	20,122,115	5.50%, 07/02/2019	20,273,031
	10,059,375	CommScope, Inc. 3.83%, 12/29/2022	10,071,949
	14,135,792	Entravision Communications Corp. 3.50%, 05/31/2020	13,853,076
		Level 3 Financing, Inc.
	25,785,000	3.50%, 05/31/2022	25,789,641
	27,045,000	4.00%, 08/01/2019	27,112,613
	20,442,500	4.00%, 01/15/2020	20,498,717
		LTS Buyer LLC
	25,935,658	4.00%, 04/13/2020	25,844,883
	2,078,413	8.00%, 04/12/2021	2,057,629
	14,834,885	Salem Communications Corp. 4.50%, 03/13/2020	14,241,489
	43,560,494	Univision Communications, Inc. 4.00%, 03/01/2020	43,469,168
	11,105,683	XO Communications LLC 4.25%, 03/17/2021	11,089,469
	2,983,470	Zayo Group, LLC 4.50%, 05/06/2021	2,999,879

			222,354,632

		Transportation - 0.3%
		Kenan Advantage Group, Inc.
	1,144,589	1.50%, 01/31/2017(8)	1,140,297
	11,300,508	4.00%, 07/31/2022	11,258,131

			12,398,428

		Trucking & Leasing - 0.2%
	6,740,168	Consolidated Container Co. 5.00%, 07/03/2019	6,507,632

		Total Senior Floating Rate Interests (cost $3,718,626,480)	$3,452,488,603

COMMON STOCKS - 0.1%
		Energy - 0.1%
	418,220,006	KCA Deutag*(1)(10)(11)	$3,144,178

		Media - 0.0%
	15,581	F & W Publications, Inc.	1,168,537
	138,305	MPM Holdings, Inc.*(11)	1,037,288

			2,205,825

		Technology Hardware & Equipment - 0.0%
	2,664	Provo Craft & Novelty, Inc.(1)(10)(11)	—

		Total Common Stocks (cost $10,663,263)	$5,350,003

		Total Long-Term Investments (cost $3,977,705,310)	$3,673,289,152

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 7.4%
	Other Investment Pools & Funds - 7.4%
287,590,130	BlackRock Liquidity Funds TempFund Portfolio	$287,590,130

	Total Short-Term Investments (cost $287,590,130)	$287,590,130

Total Investments (cost $4,265,295,440)^	101.5%	$3,960,879,282
Other Assets and Liabilities	(1.5)%	(58,045,712)

Total Net Assets	100.0%	$3,902,833,570

The accompanying notes are an integral part of these financial statements.

95

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$13,416,864
Unrealized Depreciation	(317,833,022)

Net Unrealized Depreciation	$(304,416,158)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $118,398,515, which represents 2.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $36,603,329, which represents 0.9% of total net assets.

(5)	This security may pay interest in additional principal instead of cash.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(7)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $14,218,243, which rounds to zero percent of total net assets.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	418,220,006	KCA Deutag	$5,667,718
09/2011	2,664	Provo Craft & Novelty, Inc.	—
09/2013	442,454	Provo Craft & Novelty, Inc.	35,279

			$5,702,997

At April 30, 2016, the aggregate value of these securities was $3,144,178, which represents 0.1% of total net assets.

(11)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $4,181,466, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

96

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	SSG	$51,215,637	$51,954,810	$(739,173)
GBP	Sell	05/31/16	CBK	49,297,753	49,536,745	(238,992)

Total						$(978,165)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

97

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$215,450,546	$—	$215,450,546	$—
Senior Floating Rate Interests	3,452,488,603	—	3,452,488,603	—
Common Stocks
Energy	3,144,178	—	—	3,144,178
Media	2,205,825	1,168,537	—	1,037,288
Technology Hardware & Equipment	—	—	—	—
Short-Term Investments	287,590,130	287,590,130	—	—

Total	$3,960,879,282	$288,758,667	$3,667,939,149	$4,181,466

Liabilities
Foreign Currency Contracts(2)	$(978,165)	$—	$(978,165)	$—

Total	$(978,165)	$—	$(978,165)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$4,851,861	$4,851,861
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(670,395)	(670,395)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$4,181,466	$4,181,466

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $ (670,395).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

98

The Hartford Floating Rate High Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 12.5%
		Auto Parts & Equipment - 0.6%
$	2,000,000	Titan International, Inc. 6.88%, 10/01/2020	$1,730,000

		Chemicals - 1.4%
	500,000	Chemours Co. 6.63%, 05/15/2023(1)	437,500
		Hexion, Inc.
	2,500,000	6.63%, 04/15/2020	2,093,750
	200,000	8.88%, 02/01/2018	155,000
	1,990,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	1,522,350

			4,208,600

		Commercial Banks - 3.9%
	625,000	Access Bank plc 9.25%, 06/24/2021(1)(2)	514,725
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	7.00%, 02/19/2019(2)(3)(4)	421,379
$	1,000,000	9.00%, 05/09/2018(2)(3)(4)	1,033,250
EUR	1,000,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(4)	1,003,350
$	300,000	Barclays plc 8.25%, 12/15/2018(2)(3)	300,760
	1,585,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(2)(3)	1,522,412
	1,250,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(2)(3)	1,241,555
		ING Groep N.V.
	1,500,000	6.00%, 04/16/2020(2)(3)	1,425,000
	1,000,000	6.50%, 04/16/2025(2)(3)	929,000
	500,000	Lloyds Banking Group plc 7.50%, 06/27/2024(2)(3)	495,750
	1,970,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(2)(3)	1,758,225
	1,000,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(3)(4)	836,250

			11,481,656

		Diversified Financial Services - 0.1%
	500,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(1)	379,350

		Electric - 0.6%
	2,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	1,730,000

		Food - 1.4%
GBP	2,665,000	Iceland Bondco plc 4.84%, 07/15/2020(1)(2)	3,378,016
$	700,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019(1)	693,000

			4,071,016

		Forest Products & Paper - 0.4%
	1,420,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	1,022,400

		Lodging - 1.1%
	2,840,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	2,399,800
	990,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021(1)	970,200

			3,370,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 12.5% - (continued)
		Oil & Gas - 1.4%
$	2,400,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 7.14%, 08/01/2019(1)(2)	$1,080,000
	935,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	635,800
	1,455,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	1,033,050
	445,000	Tullow Oil plc 6.25%, 04/15/2022(1)	356,000
	1,000,000	WPX Energy, Inc. 7.50%, 08/01/2020	952,500

			4,057,350

		Oil & Gas Services - 0.6%
	2,000,000	Borets Finance Ltd. 7.63%, 09/26/2018(4)	1,770,400

		Packaging & Containers - 0.2%
	630,000	Ardagh Packaging Financial Holdings 3.89%, 05/15/2021(1)(2)	626,850

		Retail - 0.4%
	1,500,000	Claire’s Stores, Inc. 9.00%, 03/15/2019(1)	1,080,000

		Semiconductors - 0.2%
	666,000	Micron Technology, Inc. 7.50%, 09/15/2023(1)	689,310

		Software - 0.2%
	750,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(5)	631,875

		Total Corporate Bonds (cost $42,183,076)	$36,848,807

SENIOR FLOATING RATE INTERESTS - 81.3%(6)
		Advertising - 1.0%
	3,012,030	Acosta Holdco, Inc. 4.25%, 09/26/2021	$2,978,145

		Agriculture - 0.1%
	309,482	Pinnacle Operating Corp. 4.75%, 11/15/2018	271,957

		Auto Manufacturers - 0.4%
	1,265,438	Jaguar Holding Co. 4.25%, 08/18/2022	1,262,540

		Auto Parts & Equipment - 0.3%
	813,133	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	811,100

		Beverages - 0.8%
	2,391,918	Oak Tea, Inc. 4.25%, 07/02/2022	2,397,898

		Chemicals - 3.8%
	3,685,894	Chemours Co. 3.75%, 05/12/2022	3,580,846
	1,807,948	Ineos U.S. Finance LLC 4.25%, 03/31/2022	1,795,528
	2,127,487	Nexeo Solutions LLC 5.00%, 09/08/2017	2,119,509
	1,413,475	Solenis International L.P. Co. 4.25%, 07/31/2021	1,396,513
	2,253,136	Univar, Inc. 4.25%, 07/01/2022	2,224,566

			11,116,962

The accompanying notes are an integral part of these financial statements.

99

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Coal - 0.9%
		American Energy - Marcellus LLC
$	1,560,000	5.25%, 08/04/2020	$414,960
	430,000	8.50%, 08/04/2021	51,600
		Arch Coal, Inc.
	665,000	5.00%, 01/31/2017(7)	653,362
	2,829,516	7.50%, 05/16/2018	1,181,323
	811,149	Peabody Energy Corp. 4.25%, 09/24/2020	351,163

			2,652,408

		Commercial Services - 4.5%
	1,832,859	Affinion Group, Inc. 6.75%, 04/30/2018	1,613,301
		Brickman Group Ltd.
	2,432,641	4.00%, 12/18/2020	2,415,418
	3,587,411	7.50%, 12/17/2021	3,512,685
		Brock Holdings III, Inc.
	1,423,023	6.00%, 03/16/2017	1,378,553
	902,000	10.00%, 03/16/2018	748,660
	505,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	506,894
	98,286	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(8)	98,061
	200,000	Quikrete Holdings, Inc. 0.00%, 09/28/2020(8)	199,688
	1,345,382	ServiceMaster Co. 4.25%, 07/01/2021	1,349,593
	1,466,206	TransUnion LLC 3.50%, 04/09/2021	1,459,242

			13,282,095

		Distribution/Wholesale - 0.4%
		PowerTeam Services LLC
	437,374	4.25%, 05/06/2020	435,187
	665,000	8.25%, 11/06/2020	638,400

			1,073,587

		Diversified Financial Services - 1.4%
	1,413,556	Ipreo Holdings LLC 4.00%, 08/06/2021	1,344,645
	507,173	RP Crown Parent LLC 6.00%, 12/21/2018	480,333
	1,803,849	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	1,620,091
	656,926	Walter Investment Management Corp. 4.75%, 12/19/2020	575,428

			4,020,497

		Electric - 5.2%
	2,099,738	Calpine Corp. 4.00%, 01/15/2023	2,098,436
	3,115,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	2,320,675
	2,827,731	Dynegy, Inc. 4.00%, 04/23/2020	2,815,939
	1,471,597	ExGen Texas Power LLC 5.75%, 09/16/2021	1,044,834
		Pike Corp.
	1,958,710	5.50%, 12/22/2021	1,948,916
	2,375,000	9.50%, 06/22/2022	2,355,216
	2,569,349	Seadrill Partners Finco LLC 4.00%, 02/21/2021	1,261,114

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Electric - 5.2% - (continued)
$	4,500,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(9)	$1,521,585

			15,366,715

		Electronics - 0.9%
	1,989,747	CDW LLC 3.25%, 04/29/2020	1,988,016
	751,937	Ceridian LLC 4.50%, 09/15/2020	719,356

			2,707,372

		Energy-Alternate Sources - 0.4%
	435,540	EMG Utica LLC 4.75%, 03/27/2020	385,453
	1,000,000	MEG Energy Corp. 0.00%, 03/31/2020(8)	893,330

			1,278,783

		Entertainment - 0.4%
	1,234,338	Scientific Games International, Inc. 6.00%, 10/01/2021	1,213,700

		Food - 5.2%
		Albertsons LLC
	3,185,381	5.50%, 08/25/2021	3,194,427
	1,750,613	5.50%, 12/21/2022	1,755,724
GBP	1,500,000	Burtons Foods Ltd. 5.73%, 11/27/2020	2,023,687
		Hostess Brands LLC
$	2,043,478	4.50%, 08/03/2022	2,049,445
	2,575,000	8.50%, 08/03/2023	2,523,500
	3,880,275	JBS USA LLC 4.00%, 10/30/2022	3,875,425

			15,422,208

		Food Service - 0.7%
	1,974,825	Hearthside Food Solutions 4.50%, 06/02/2021	1,964,951

		Forest Products & Paper - 0.3%
	864,672	Wilsonart LLC 4.00%, 10/31/2019	862,147

		Hand/Machine Tools - 0.4%
	2,242,794	Ameriforge Group, Inc. 5.00%, 12/19/2019	1,113,929

		Healthcare-Products - 1.0%
	1,000,000	Alere, Inc. 0.00%, 06/18/2022(8)	990,000
	1,999,950	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	1,994,950

			2,984,950

		Healthcare-Services - 7.5%
	2,456,438	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	2,420,623
	1,035,924	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,033,334
	1,109,791	CDRH Parent, Inc. 5.25%, 07/01/2021	1,039,508
	2,922,981	Community Health Systems, Inc. 4.00%, 01/27/2021	2,878,464
	790,636	DJO Finance LLC 4.25%, 06/08/2020	767,906

The accompanying notes are an integral part of these financial statements.

100

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Healthcare-Services - 7.5% - (continued)
$	4,734,002	InVentiv Health, Inc. 7.75%, 05/15/2018	$4,714,105
	1,434,679	Opal Acquisition, Inc. 5.00%, 11/27/2020	1,255,344
	1,001,788	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	947,581
	982,563	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	984,410
		U.S. Renal Care, Inc.
	2,354,100	5.25%, 12/31/2022	2,355,583
	2,500,000	9.00%, 12/31/2023	2,500,000
	1,315,000	Vizient, Inc. 6.25%, 02/13/2023	1,326,506

			22,223,364

		Home Furnishings - 0.3%
	979,732	Hillman Group, Inc. 4.50%, 06/30/2021	968,710

		Household Products/Wares - 0.6%
	1,893,816	Sun Products Corp. 5.50%, 03/23/2020	1,858,307

		Insurance - 3.0%
	1,430,000	Asurion LLC 8.50%, 03/03/2021	1,370,755
	1,992,161	Evertec Group LLC 3.25%, 04/17/2020	1,932,396
	1,742,551	HUB International Ltd. 4.25%, 10/02/2020	1,721,501
	1,411,467	National Financial Partners Corp. 4.50%, 07/01/2020	1,395,291
	2,500,000	Sedgwick Claims Management Services, Inc. 6.75%, 02/28/2022	2,375,000

			8,794,943

		Internet - 1.6%
	2,494,461	Lands’ End, Inc. 4.25%, 04/04/2021	2,074,569
	2,654,377	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	2,652,943

			4,727,512

		Leisure Time - 2.8%
	2,590,930	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	2,601,112
		Delta 2 (LUX) S.a.r.l.
	1,917,063	4.75%, 07/30/2021	1,881,462
	2,830,000	7.75%, 07/31/2022	2,658,785
	992,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	987,538

			8,128,897

		Lodging - 1.9%
	3,418,519	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	3,219,835
	1,226,049	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	1,091,183
	1,354,434	Station Casinos LLC 4.25%, 03/02/2020	1,356,127

			5,667,145

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Machinery-Construction & Mining - 1.1%
$	822,931	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$757,919
	2,680,400	Neff Rental LLC 7.25%, 06/09/2021	2,492,772

			3,250,691

		Machinery-Diversified - 2.1%
	1,712,725	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	1,692,738
	1,936,597	Gardner Denver, Inc. 4.25%, 07/30/2020	1,806,322
	2,006,907	Gates Global, Inc. 4.25%, 07/06/2021	1,918,743
	930,797	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	795,832

			6,213,635

		Media - 6.0%
		Advantage Sales & Marketing, Inc.
	3,711,094	4.25%, 07/23/2021	3,676,321
	1,895,000	7.50%, 07/25/2022	1,781,300
	1,769,543	AVSC Holding Corp. 4.50%, 01/24/2021	1,729,729
	3,000,000	Charter Communications Operating LLC 3.50%, 01/24/2023	3,011,790
	2,335,000	Neptune Finco Corp. 5.00%, 10/09/2022	2,342,308
	1,040,000	Numericable U.S. LLC 0.00%, 01/15/2024(8)	1,043,681
	4,038,702	Tribune Media Co. 3.75%, 12/27/2020	4,032,402

			17,617,531

		Miscellaneous Manufacturing - 0.1%
	322,967	Husky Injection Molding Systems Ltd. 7.25%, 06/30/2022	306,818

		Oil & Gas - 2.0%
	1,300,000	Callon Petroleum Co. 8.50%, 10/08/2021	1,304,875
	902,130	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	530,001
	1,807,576	KCA Deutag US Finance LLC 6.25%, 05/15/2020	1,276,926
	965,081	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	714,160
	3,435,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	1,717,500
	3,240,000	Templar Energy LLC 8.50%, 11/25/2020	318,589

			5,862,051

		Oil & Gas Services - 1.7%
	2,782,883	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	2,370,098
	1,388,704	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	661,370
	756,573	Pacific Drilling S.A. 4.50%, 06/03/2018	216,569
	2,974,900	Paragon Offshore Finance Co. 5.25%, 07/18/2021	767,911

The accompanying notes are an integral part of these financial statements.

101

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Oil & Gas Services - 1.7% - (continued)
		Utex Industries, Inc.
$	778,519	5.00%, 05/22/2021	$599,459
	750,000	8.25%, 05/22/2022	427,500

			5,042,907

		Packaging & Containers - 2.7%
	1,976,143	Berlin Packaging LLC 7.75%, 10/01/2022	1,867,455
	1,727,832	Berry Plastics Holding Corp. 4.00%, 10/01/2022	1,730,320
		Mauser U.S. Corp.
	1,998,805	4.50%, 07/31/2021	1,942,838
	2,570,000	8.75%, 07/31/2022	2,325,850

			7,866,463

		Pharmaceuticals - 3.3%
	3,074,800	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	3,063,270
	1,011,180	PRA Holdings, Inc. 4.50%, 09/23/2020	1,014,972
		Valeant Pharmaceuticals International, Inc.
	989,010	4.75%, 08/05/2020	960,576
	4,851,492	5.00%, 04/01/2022	4,725,353

			9,764,171

		Real Estate - 3.3%
		DTZ U.S. Borrower LLC
	2,496,250	4.25%, 11/04/2021	2,488,961
	1,775,000	9.25%, 11/04/2022	1,772,781
	5,330,000	MGM Growth Properties LLC 4.00%, 04/25/2023	5,357,770
	37,812	Realogy Corp. 2.44%, 10/10/2016	37,434

			9,656,946

		Retail - 2.6%
	2,051,769	Bass Pro Group LLC 4.00%, 06/05/2020	2,017,791
	1,695,920	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,613,769
	1,004,732	PetSmart, Inc. 4.25%, 03/11/2022	1,001,346
	3,653,325	Sports Authority, Inc. 7.50%, 11/16/2017	986,398
	2,126,445	SuperValu, Inc. 4.50%, 03/21/2019	2,101,523

			7,720,827

		Semiconductors - 3.5%
	4,500,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	4,500,810
	1,856,250	Lattice Semiconductor Corp. 5.25%, 03/10/2021	1,763,438
	225,000	Micron Technology Inc 0.00%, 04/26/2022(8)	225,774
	3,022,425	NXP B.V. 3.75%, 12/07/2020	3,029,981
	650,000	ON Semiconductor Corp. 5.25%, 03/31/2023	652,574

			10,172,577

		Software - 3.6%
	1,950,000	Global Payments, Inc. 3.94%, 04/22/2023	1,965,112

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Software - 3.6% - (continued)
$	397,664	Hyland Software, Inc. 4.75%, 07/01/2022	$395,775
		Kronos, Inc.
	1,846,521	4.50%, 10/30/2019	1,841,129
	756,476	9.75%, 04/30/2020	765,304
	1,760,936	Magic Newco LLC 5.00%, 12/12/2018	1,763,137
		Peak 10, Inc.
	692,663	5.00%, 06/17/2021	676,648
	1,845,000	8.25%, 06/17/2022	1,476,000
		SS&C Technologies, Inc.
	1,613,583	4.01%, 07/08/2022	1,617,617
	229,223	4.02%, 07/08/2022	229,796

			10,730,518

		Telecommunications - 3.0%
	1,481,472	Altice Financing S.A. 5.50%, 07/02/2019	1,492,583
	1,009,900	CommScope, Inc. 3.83%, 12/29/2022	1,011,162
	1,270,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,270,229
		LTS Buyer LLC
	1,689,074	4.00%, 04/13/2020	1,683,162
	1,319,413	8.00%, 04/12/2021	1,306,218
	2,267,600	Salem Communications Corp. 4.50%, 03/13/2020	2,176,896

			8,940,250

		Transportation - 0.5%
		Kenan Advantage Group, Inc.
	135,634	1.50%, 01/31/2017(7)	135,125
	1,351,475	4.00%, 07/31/2022	1,346,407

			1,481,532

		Total Senior Floating Rate Interests (cost $263,890,362)	$239,777,739

COMMON STOCKS - 0.2%
		Media - 0.2%
	69,152	MPM Holdings, Inc.*(10)	$518,640

		Total Common Stocks (cost $2,496,993)	$518,640

		Total Long-Term Investments (cost $308,570,431)	$277,145,186

SHORT-TERM INVESTMENTS - 7.1%
		Other Investment Pools & Funds - 7.1%
	20,947,845	BlackRock Liquidity Funds TempFund Portfolio	$20,947,845

		Total Short-Term Investments (cost $20,947,845)	$20,947,845

Total Investments (cost $329,518,276)^	101.1%	$298,093,031
Other Assets and Liabilities	(1.1)%	(3,206,139)

Total Net Assets	100.0%	$294,886,892

The accompanying notes are an integral part of these financial statements.

102

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,374,795
Unrealized Depreciation	(32,800,040)

Net Unrealized Depreciation	$(31,425,245)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $20,450,068, which represents 6.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $5,064,629, which represents 1.7% of total net assets.

(5)	This security may pay interest in additional principal instead of cash.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(7)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $788,487, which rounds to zero percent of total net assets.

(8)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(10)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of this security was $518,640, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	SSG	$1,556,816	$1,579,285	$(22,469)
GBP	Sell	05/31/16	CBK	5,335,500	5,361,366	(25,866)

Total						$(48,335)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

103

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

104

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$36,848,807	$—	$36,848,807	$—
Senior Floating Rate Interests	239,777,739	—	239,777,739	—
Common Stocks
Media	518,640	—	—	518,640
Short-Term Investments	20,947,845	20,947,845	—	—

Total	$298,093,031	$20,947,845	$276,626,546	$518,640

Liabilities
Foreign Currency Contracts(2)	$(48,335)	$—	$(48,335)	$—

Total	$(48,335)	$—	$(48,335)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$1,455,650	$1,455,650
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(937,010)	(937,010)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	—	—

Ending balance	$518,640	$518,640

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $(937,010).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

105

The Hartford High Yield Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 91.4%
		Advertising - 0.1%
	150,000	Lamar Media Corp. 5.75%, 02/01/2026(2)	$158,625

		Airlines - 0.1%
	305,000	AircastleLtd. 5.00%, 04/01/2023	310,539

		Auto Parts & Equipment - 0.2%
	640,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	648,800

		Chemicals - 0.2%
		Chemours Co.
	510,000	6.63%, 05/15/2023(2)	446,250
	190,000	7.00%, 05/15/2025(2)	164,825

			611,075

		Commercial Banks - 5.6%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(4)(5)(6)	1,685,513
$	1,600,000	9.00%, 05/09/2018(4)(5)(6)	1,653,200
	1,625,000	Barclays plc 8.25%, 12/15/2018(4)(6)	1,629,118
	1,050,000	BNP Paribas S.A. 7.63%, 03/30/2021(2)(4)(6)	1,073,625
	1,699,000	CIT Group, Inc. 5.50%, 02/15/2019(2)	1,779,702
	945,000	Credit Agricole S.A. 7.88%, 01/23/2024(2)(4)(6)	907,684
	2,280,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(5)(6)	2,097,600
	775,000	HBOS Capital Funding L.P. 6.85%, 06/23/2016(4)(5)	780,038
	725,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(2)(4)(6)	670,625
	1,610,000	Radian Group, Inc. 7.00%, 03/15/2021	1,716,662
		Royal Bank of Scotland Group plc
	2,205,000	6.99%, 10/05/2017(2)(4)(6)	2,392,425
	1,200,000	7.64%, 09/30/2017(4)(6)	1,121,400
	1,130,000	Societe Generale S.A. 8.25%, 11/29/2018(4)(5)(6)	1,155,425

			18,663,017

		Commercial Services - 1.0%
	255,000	Aramark Services, Inc. 5.13%, 01/15/2024	269,663
	810,000	Clean Harbors, Inc. 5.13%, 06/01/2021(2)	816,075
	2,815,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,252,000

			3,337,738

		Construction Materials - 3.9%
	1,700,000	Builders FirstSource, Inc. 7.63%, 06/01/2021(2)	1,789,250

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Construction Materials - 3.9% - (continued)
$	1,990,000	Cemex Finance LLC 6.00%, 04/01/2024(2)	$1,982,537
	1,265,000	Cemex S.A.B. de C.V. 5.70%, 01/11/2025(2)	1,217,563
	940,000	6.13%, 05/05/2025(2)	923,550
	1,700,000	Nortek, Inc. 8.50%, 04/15/2021	1,768,000
	1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,692,212
	3,460,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	3,607,050

			12,980,162

		Distribution/Wholesale - 0.5%
		American Builders & Contractors Supply Co., Inc.
	870,000	5.63%, 04/15/2021(2)	900,450
	420,000	5.75%, 12/15/2023(2)	439,950
	280,000	HD Supply, Inc. 5.75%, 04/15/2024(2)	293,650

			1,634,050

		Diversified Financial Services - 3.5%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,670,000	4.50%, 05/15/2021	1,724,275
	515,000	4.63%, 10/30/2020	535,600
		International Lease Finance Corp.
	2,665,000	5.88%, 04/01/2019	2,858,212
	1,335,000	5.88%, 08/15/2022	1,461,825
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,905,000	6.50%, 08/01/2018	1,857,375
	410,000	6.50%, 07/01/2021	359,775
	171,000	7.88%, 10/01/2020	164,160
	275,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(2)	281,188
		Springleaf Finance Corp.
	205,000	5.25%, 12/15/2019	194,494
	465,000	7.75%, 10/01/2021	459,187
	1,640,000	8.25%, 12/15/2020	1,691,250

			11,587,341

		Electric - 1.5%
		Dynegy, Inc.
	915,000	5.88%, 06/01/2023	828,075
	995,000	7.38%, 11/01/2022	982,841
	670,000	7.63%, 11/01/2024	654,925
		GenOn Americas Generation LLC
	1,385,000	8.50%, 10/01/2021	921,025
	1,570,000	9.13%, 05/01/2031	1,032,275
	1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)(7)	489,100

			4,908,241

		Entertainment - 1.0%
	1,320,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(2)	1,395,900
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	76,688
	1,280,000	5.38%, 04/15/2026	1,334,400

The accompanying notes are an integral part of these financial statements.

106

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Entertainment - 1.0% - (continued)
$	560,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(2)	$559,300

			3,366,288

		Food - 1.1%
	360,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024(2)	380,700
	670,000	Post Holdings, Inc. 7.38%, 02/15/2022	706,013
		TreeHouse Foods, Inc.
	1,870,000	4.88%, 03/15/2022	1,933,112
	645,000	6.00%, 02/15/2024(2)	686,119

			3,705,944

		Forest Products & Paper - 0.6%
	2,715,000	Tembec Industries, Inc. 9.00%, 12/15/2019(2)	1,954,800

		Healthcare-Products - 2.1%
		Alere, Inc.
	2,175,000	6.38%, 07/01/2023(2)	2,218,500
	2,140,000	6.50%, 06/15/2020	2,118,600
	2,580,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	2,618,700

			6,955,800

		Healthcare-Services - 8.5%
	2,380,000	Amsurg Corp. 5.63%, 07/15/2022	2,442,475
		Community Health Systems, Inc.
	3,760,000	6.88%, 02/01/2022	3,402,800
	2,965,000	7.13%, 07/15/2020	2,862,055
	970,000	Envision Healthcare Corp. 5.13%, 07/01/2022(2)	986,975
	2,645,000	HCA Holdings, Inc. 6.25%, 02/15/2021	2,873,792
		HCA, Inc.
	100,000	5.25%, 06/15/2026	103,875
	2,050,000	5.38%, 02/01/2025	2,096,125
	3,881,000	7.50%, 11/15/2095	3,764,570
	1,940,000	LifePoint Health, Inc. 5.88%, 12/01/2023	2,032,150
	945,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	978,075
		Tenet Healthcare Corp.
	2,565,000	4.75%, 06/01/2020	2,641,950
	2,840,000	5.00%, 03/01/2019	2,811,600
	455,000	6.75%, 06/15/2023	449,313
	750,000	8.13%, 04/01/2022	778,125

			28,223,880

		Holding Companies-Diversified - 0.1%
	346,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(2)	353,785

		Home Builders - 3.1%
		DR Horton, Inc.
	865,000	4.38%, 09/15/2022	880,137
	220,000	5.75%, 08/15/2023	240,900
		KB Home
	1,030,000	7.00%, 12/15/2021	1,050,600
	1,520,000	7.50%, 09/15/2022	1,551,768
	1,090,000	8.00%, 03/15/2020	1,177,200

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Home Builders - 3.1% - (continued)
		Lennar Corp.
$	805,000	4.75%, 04/01/2021	$838,407
	2,095,000	4.75%, 11/15/2022	2,126,425
	450,000	4.88%, 12/15/2023	456,750
	1,595,000	M/I Homes, Inc. 6.75%, 01/15/2021	1,595,000
	565,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	569,238

			10,486,425

		Household Products/Wares - 0.5%
	1,585,000	Sun Products Corp. 7.75%, 03/15/2021(2)	1,493,863

		Insurance - 0.4%
		CNO Financial Group, Inc.
	340,000	4.50%, 05/30/2020	350,200
	835,000	5.25%, 05/30/2025	859,532

			1,209,732

		Internet - 1.2%
	1,000,000	Netflix, Inc. 5.88%, 02/15/2025	1,048,000
		Zayo Group LLC / Zayo Capital, Inc.
	2,175,000	6.00%, 04/01/2023	2,234,813
	835,000	6.38%, 05/15/2025	868,400

			4,151,213

		Iron/Steel - 1.7%
		AK Steel Corp.
	640,000	7.63%, 05/15/2020	544,000
	910,000	7.63%, 10/01/2021	750,750
	1,095,000	8.38%, 04/01/2022	862,312
		ArcelorMittal
	930,000	6.50%, 03/01/2021	950,925
	685,000	7.25%, 02/25/2022	720,534
	75,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	73,125
		United States Steel Corp.
	350,000	6.88%, 04/01/2021	305,375
	1,490,000	7.38%, 04/01/2020	1,404,325
	225,000	7.50%, 03/15/2022	196,313

			5,807,659

		Lodging - 0.6%
	895,000	Boyd Gaming Corp. 6.38%, 04/01/2026(2)	915,138
	1,145,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,182,212

			2,097,350

		Machinery-Diversified - 0.8%
	2,785,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	2,767,594

		Media - 12.2%
		CCO Holdings LLC / CCO Holdings Capital Corp.
	105,000	5.13%, 02/15/2023	107,625
	460,000	5.13%, 05/01/2023(2)	469,200
	495,000	5.75%, 09/01/2023	520,369
	190,000	5.75%, 01/15/2024	199,263
	1,525,000	7.38%, 06/01/2020	1,581,425

The accompanying notes are an integral part of these financial statements.

107

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Media - 12.2% - (continued)
$	1,205,000	CCO Safari II LLC 4.91%, 07/23/2025(2)	$1,299,047
	1,610,000	CCOH Safari LLC 5.75%, 02/15/2026(2)	1,662,325
	3,935,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	3,708,737
	1,680,000	CSC Holdings LLC 5.25%, 06/01/2024	1,528,800
		DISH DBS Corp.
	1,250,000	5.00%, 03/15/2023	1,143,750
	2,500,000	6.75%, 06/01/2021	2,575,525
	2,162,000	7.88%, 09/01/2019	2,383,605
	895,000	Gray Television, Inc. 7.50%, 10/01/2020	937,512
	2,480,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,573,000
	1,980,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(4)	2,049,300
		Neptune Finco Corp.
	600,000	10.13%, 01/15/2023(2)	658,500
	705,000	10.88%, 10/15/2025(2)	784,313
	2,330,000	Numericable-SFR S.A. 7.38%, 05/01/2026(2)	2,364,950
	925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	957,375
	1,005,000	Sinclair Television Group, Inc. 5.88%, 03/15/2026(2)	1,040,175
		TEGNA, Inc.
	2,820,000	4.88%, 09/15/2021(2)	2,876,400
	1,250,000	5.13%, 10/15/2019	1,293,750
	270,000	5.50%, 09/15/2024(2)	278,775
	800,000	6.38%, 10/15/2023	864,000
	3,265,000	Tribune Media Co. 5.88%, 07/15/2022	3,248,675
	2,330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	2,414,462
	990,000	Videotron Ltd. 5.00%, 07/15/2022	1,027,125

			40,547,983

		Mining - 1.0%
		Anglo American Capital plc
	250,000	4.13%, 04/15/2021(2)	230,232
	200,000	4.13%, 09/27/2022(2)	181,000
	1,120,000	4.88%, 05/14/2025(2)	1,022,336
	376,000	9.38%, 04/08/2019(2)	411,720
	1,315,000	Constellium N.V. 7.88%, 04/01/2021(2)	1,354,450
	190,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(2)	194,513
	70,000	New Gold, Inc. 6.25%, 11/15/2022(2)	64,400

			3,458,651

		Office/Business Equipment - 1.3%
		CDW LLC / CDW Finance Corp.
	405,000	5.00%, 09/01/2023	414,769
	560,000	5.50%, 12/01/2024	589,400
	3,050,000	6.00%, 08/15/2022	3,265,421

			4,269,590

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Oil & Gas - 9.5%
		Anadarko Petroleum Corp.
$	1,020,000	4.50%, 07/15/2044	$879,448
	125,000	4.85%, 03/15/2021	130,385
	85,000	5.55%, 03/15/2026	91,109
	140,000	6.60%, 03/15/2046	158,457
		Antero Resources Corp.
	470,000	5.38%, 11/01/2021	454,725
	575,000	5.63%, 06/01/2023	557,750
	1,385,000	6.00%, 12/01/2020	1,387,895
	1,935,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	1,712,475
	1,705,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	669,213
	2,510,000	California Resources Corp. 8.00%, 12/15/2022(2)	1,725,625
		Concho Resources, Inc.
	1,740,000	5.50%, 10/01/2022	1,755,225
	460,000	5.50%, 04/01/2023	463,450
		Continental Resources, Inc.
	500,000	3.80%, 06/01/2024	426,250
	250,000	4.50%, 04/15/2023	223,281
	1,935,000	4.90%, 06/01/2044	1,557,675
	955,000	5.00%, 09/15/2022	891,731
	2,460,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	2,622,975
	915,000	Energen Corp. 4.63%, 09/01/2021	850,950
		Laredo Petroleum, Inc.
	1,080,000	5.63%, 01/15/2022	993,600
	1,185,000	6.25%, 03/15/2023	1,105,012
	445,000	7.38%, 05/01/2022	436,100
	375,000	Matador Resources Co. 6.88%, 04/15/2023	376,875
		MEG Energy Corp.
	610,000	6.38%, 01/30/2023(2)	464,747
	1,935,000	7.00%, 03/31/2024(2)	1,518,975
		QEP Resources, Inc.
	2,135,000	5.25%, 05/01/2023	2,006,900
	200,000	5.38%, 10/01/2022	189,500
	235,000	6.80%, 03/01/2020	219,725
		Rice Energy, Inc.
	660,000	6.25%, 05/01/2022	653,400
	500,000	7.25%, 05/01/2023	505,000
	1,040,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,073,800
		SM Energy Co.
	195,000	5.00%, 01/15/2024	162,338
	15,000	5.63%, 06/01/2025	12,600
	170,000	6.13%, 11/15/2022	153,850
	115,000	6.50%, 11/15/2021	106,950
		Tullow Oil plc
	1,650,000	6.00%, 11/01/2020(2)	1,320,000
	1,340,000	6.25%, 04/15/2022(2)	1,072,000
		WPX Energy, Inc.
	1,920,000	5.25%, 09/15/2024	1,616,640
	1,410,000	6.00%, 01/15/2022	1,269,000

			31,815,631

The accompanying notes are an integral part of these financial statements.

108

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Packaging & Containers - 3.8%
$	1,138,706	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(2)(8)	$1,172,867
		Ardagh Packaging Finance plc
	685,000	6.00%, 06/30/2021(2)	674,725
	625,000	6.75%, 01/31/2021(2)	626,562
	571,000	7.25%, 05/15/2024(2)	571,000
	1,457,000	9.13%, 10/15/2020(2)	1,533,492
		Ball Corp.
EUR	315,000	3.50%, 12/15/2020	387,743
	415,000	4.38%, 12/15/2023	516,776
$	1,865,000	Berry Plastics Corp. 6.00%, 10/15/2022(2)	1,948,925
	225,000	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is 6.00%, 06/15/2017(2)	224,438
		Owens-Brockway Glass Container, Inc.
	1,895,000	5.88%, 08/15/2023(2)	2,037,125
	2,595,000	6.38%, 08/15/2025(2)	2,796,112
	210,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 8.25%, 02/15/2021	217,350

			12,707,115

		Pharmaceuticals - 3.6%
		Endo Finance LLC
	540,000	6.00%, 07/15/2023(2)	529,875
	2,985,000	6.00%, 02/01/2025(2)	2,850,675
	1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	1,861,200
	2,055,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(2)	2,103,806
		Valeant Pharmaceuticals International, Inc.
	1,155,000	5.50%, 03/01/2023(2)	981,750
	3,210,000	5.88%, 05/15/2023(2)	2,688,375
	360,000	6.13%, 04/15/2025(2)	300,737
	715,000	Vizient, Inc. 10.38%, 03/01/2024(2)	772,200

			12,088,618

		Pipelines - 1.4%
		Energy Transfer Equity L.P.
	2,230,000	5.50%, 06/01/2027	1,913,942
	1,592,000	7.50%, 10/15/2020	1,603,940
	1,070,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024(2)	1,088,725

			4,606,607

		REITS - 0.4%
	1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,158,641

		Retail - 2.6%
	1,905,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,714,500
	1,455,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(2)(8)	698,400
	1,960,000	L Brands, Inc. 6.88%, 11/01/2035	2,156,000
	2,480,000	Michaels Stores, Inc. 5.88%, 12/15/2020(2)	2,597,800

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Retail - 2.6% - (continued)
$	1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	$1,364,117

			8,530,817

		Semiconductors - 2.5%
	2,350,000	Entegris, Inc. 6.00%, 04/01/2022(2)	2,420,500
	3,575,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(2)	3,789,500
		Sensata Technologies B.V.
	1,495,000	5.00%, 10/01/2025(2)	1,502,475
	685,000	5.63%, 11/01/2024(2)	715,825

			8,428,300

		Shipbuilding - 0.1%
	430,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	452,038

		Software - 5.7%
		Activision Blizzard, Inc.
	3,362,000	5.63%, 09/15/2021(2)	3,538,505
	1,465,000	6.13%, 09/15/2023(2)	1,595,019
		Change Healthcare Holdings, Inc.
	1,035,000	6.00%, 02/15/2021(2)	1,045,350
	1,625,000	11.00%, 12/31/2019	1,729,609
		First Data Corp.
	2,485,000	5.38%, 08/15/2023(2)	2,568,869
	3,240,000	5.75%, 01/15/2024(2)	3,288,600
	1,795,000	7.00%, 12/01/2023(2)	1,844,362
	789,000	Infor Software Parent LLC 7.13%, 05/01/2021(2)(8)	664,733
	2,205,000	Infor US, Inc. 6.50%, 05/15/2022	2,035,237
		MSCI, Inc.
	180,000	5.25%, 11/15/2024(2)	188,100
	580,000	5.75%, 08/15/2025(2)	616,975

			19,115,359

		Telecommunications - 9.0%
		Alcatel-Lucent USA, Inc.
	3,070,000	6.45%, 03/15/2029	3,284,900
	660,000	6.50%, 01/15/2028	689,700
		Altice Financing S.A.
	235,000	6.50%, 01/15/2022(2)	237,350
	530,000	6.63%, 02/15/2023(2)	524,064
	2,900,000	7.50%, 05/15/2026(2)	2,913,485
		Frontier Communications Corp.
	765,000	10.50%, 09/15/2022(2)	787,086
	1,865,000	11.00%, 09/15/2025(2)	1,883,650
		Level 3 Financing, Inc.
	1,110,000	5.25%, 03/15/2026(2)	1,126,650
	1,880,000	5.38%, 08/15/2022	1,922,300
	1,620,000	SoftBank Group Corp. 4.50%, 04/15/2020(2)	1,637,334
		Sprint Communications, Inc.
	2,480,000	7.00%, 03/01/2020(2)	2,545,100
	1,533,000	9.00%, 11/15/2018(2)	1,621,147
		Sprint Corp.
	1,815,000	7.25%, 09/15/2021	1,465,612
	1,680,000	7.88%, 09/15/2023	1,310,400
	1,390,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	688,050

The accompanying notes are an integral part of these financial statements.

109

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Telecommunications - 9.0% - (continued)
		T-Mobile USA, Inc.
$	2,775,000	6.63%, 11/15/2020	$2,872,125
	930,000	6.63%, 04/28/2021	979,988
EUR	3,075,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(2)	3,437,406

			29,926,347

		Total Corporate Bonds (cost $309,413,397)	$304,519,618

SENIOR FLOATING RATE INTERESTS - 1.5%(9)
		Commercial Services - 0.1%
$	455,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	$456,706

		Electric - 0.3%
	3,200,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(1)(7)	1,082,016

		Healthcare-Services - 0.2%
	565,000	Vizient, Inc. 6.25%, 02/13/2023	569,944

		Insurance - 0.1%
	485,000	Asurion LLC 8.50%, 03/03/2021	464,906

		Internet - 0.1%
	172,813	Match Group Inc. 5.50%, 11/16/2022	173,604

		Machinery-Diversified - 0.3%
	1,013,060	Gardner Denver, Inc. 4.25%, 07/30/2020	944,912

		Media - 0.2%
	770,000	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	768,075

		Semiconductors - 0.2%
	468,825	NXP B.V. 3.75%, 12/07/2020	469,997

		Total Senior Floating Rate Interests (cost $6,227,614)	$4,930,160

CONVERTIBLE BONDS - 0.7%
		Home Builders - 0.3%
	873,000	M/I Homes, Inc. 3.00%, 03/01/2018	$851,721

		Insurance - 0.2%
	670,000	MGIC Investment Corp. 2.00%, 04/01/2020	813,212

		Oil & Gas - 0.2%
	1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	827,641

		Total Convertible Bonds (cost $3,457,422)	$2,492,574

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.2%
	Energy - 0.2%
104,555,002	KCA Deutag*(2)(3)(10)	$786,044

	Total Common Stocks (cost $1,416,929)	$786,044

	Total Long-Term Investments (cost $321,431,282)	$312,728,396

SHORT-TERM INVESTMENTS - 5.2%
	Other Investment Pools & Funds - 5.2%
17,354,580	Fidelity Money Market Class 1	$17,354,580

	Total Short-Term Investments (cost $17,354,580)	$17,354,580

Total Investments (cost $338,785,862)^	99.0%	$330,082,976
Other Assets and Liabilities	1.0%	3,172,457

Total Net Assets	100.0%	$333,255,433

The accompanying notes are an integral part of these financial statements.

110

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$7,721,428
Unrealized Depreciation	(16,424,314)

Net Unrealized Depreciation	$(8,702,886)

*	Non-income producing.

(1)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $137,629,634, which represents 41.3% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $786,044, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $7,371,776, which represents 2.2% of total net assets.

(6)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	This security may pay interest in additional principal instead of cash.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(10)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2011	104,555,002	KCA Deutag	$1,416,929

At April 30, 2016, the aggregate value of these securities was $786,044, which represents 0.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

111

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD 11,950,000	5.00%	06/20/21	$189,069	$384,364	$195,295

Total				$189,069	$384,364	$195,295

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	SSG	$6,070,227	$6,157,836	$(87,609)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

112

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	304,519,618	—	304,519,618	—
Senior Floating Rate Interests	4,930,160	—	4,930,160	—
Convertible Bonds	2,492,574	—	2,492,574	—
Common Stocks
Energy	786,044	—	—	786,044
Short-Term Investments	17,354,580	17,354,580	—	—
Swaps - Credit Default(2)	195,295	—	195,295	—

Total	$330,278,271	$17,354,580	$312,137,647	$786,044

Liabilities
Foreign Currency Contracts(2)	$(87,609)	$—	$(87,609)	$—

Total	$(87,609)	$—	$(87,609)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$0	$485,135	$485,135
Purchases	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	300,909	300,909
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$0	$786,044	$786,044

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $300,909.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

113

The Hartford Inflation Plus Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5%
		Asset-Backed - Finance & Insurance - 0.2%
$	1,360,000	HSI Asset Securitization Corp. Trust 0.71%, 02/25/2036(1)	$1,185,370

		Asset-Backed - Home Equity - 0.1%
	850,005	GSAA Home Equity Trust 5.99%, 06/25/2036(1)	418,355
	764,961	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(2)	442,839

			861,194

		Whole Loan Collateral CMO - 3.2%
	1,653,493	Adjustable Rate Mortgage Trust 0.71%, 11/25/2035(1)	1,492,099
	370,768	Banc of America Alternative Loan Trust 6.23%, 10/25/2036(2)	228,477
	1,562,411	Banc of America Funding Trust 6.05%, 10/25/2036(2)	1,269,214
	565,251	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(1)	543,481
	954,196	Chase Mortgage Finance Trust 2.67%, 12/25/2035(1)	864,718
		Connecticut Avenue Securities
	643,000	3.44%, 07/25/2024(1)	608,739
	616,000	4.44%, 05/25/2025(1)	611,774
	593,000	4.74%, 02/25/2025(1)	596,556
	585,000	4.84%, 01/25/2024(1)	596,223
	582,000	5.34%, 11/25/2024(1)	601,107
	591,000	5.44%, 07/25/2025(1)	608,071
	562,000	5.69%, 10/25/2023(1)	598,294
	614,734	Deutsche Alt-A Securities Mortgage Loan Trust 0.59%, 12/25/2036(1)	499,741
	1,045,334	GSR Mortgage Loan Trust 2.85%, 10/25/2035(1)	917,961
		HarborView Mortgage Loan Trust
	742,581	0.63%, 01/19/2038(1)	590,542
	746,321	1.44%, 10/25/2037(1)	633,160
	3,287,592	IndyMac Index Mortgage Loan Trust 0.73%, 01/25/2036(1)	2,086,478
	1,590,643	JP Morgan Mortgage Trust 2.78%, 01/25/2037(1)	1,396,743
	700,469	Luminent Mortgage Trust 0.64%, 10/25/2046(1)	590,754
	1,486,783	MASTR Adjustable Rate Mortgages Trust 0.68%, 05/25/2037(1)	918,287
	146,108	Residential Asset Securitization Trust 0.89%, 03/25/2035(1)	112,935
		Residential Funding Mortgage Securities, Inc.
	358,662	3.41%, 02/25/2036(1)	322,567
	654,337	6.00%, 07/25/2037	587,491
	905,113	Structured Adjustable Rate Mortgage Loan Trust 2.85%, 06/25/2035(1)	787,021
		WaMu Mortgage Pass-Through Certificates Trust
	853,209	0.86%, 06/25/2044(1)	758,070
	1,423,971	1.38%, 08/25/2046(1)	1,163,879

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5% - (continued)
		Whole Loan Collateral CMO - 3.2% - (continued)
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	$296,238	0.53%, 02/25/2037(1)	$188,151
	1,062,811	1.21%, 11/25/2046(1)	725,785

			20,898,318

		Total Asset & Commercial Mortgage Backed Securities (cost $23,712,750)	$22,944,882

FOREIGN GOVERNMENT OBLIGATIONS - 3.2%
		Brazil - 1.5%
		Brazil Notas do Tesouro Nacional
BRL	10,448,709	6.00%, 08/15/2016(3)	$3,008,322
	23,178,957	6.00%, 05/15/2017(3)	6,716,781

			9,725,103

		Colombia - 0.6%
		Colombian TES
COP	4,786,296,480	3.50%, 03/10/2021(3)	1,687,456
	4,679,459,505	4.75%, 02/23/2023(3)	1,754,790

			3,442,246

		Mexico - 0.6%
MXN	70,371,865	Mexican Udibonos 5.00%, 06/16/2016(3)	4,073,803

		Turkey - 0.2%
TRY	3,828,689	Turkey Government Bond 2.50%, 05/04/2016(3)	1,364,945

		Uruguay - 0.3%
UYU	68,741,147	Uruguay Government International Bond 4.25%, 04/05/2027(3)	2,005,329

		Total Foreign Government Obligations (cost $21,135,851)	$20,611,426

SENIOR FLOATING RATE INTERESTS - 4.8%(4)
		Aerospace/Defense - 0.1%
$	506,618	BE Aerospace, Inc. 4.00%, 12/16/2021	$509,258

		Airlines - 0.2%
	330,000	American Airlines, Inc. 0.00%, 04/28/2023(5)	328,185
	995,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	993,527

			1,321,712

		Auto Manufacturers - 0.1%
	841,416	Chrysler Group LLC 3.50%, 05/24/2017	841,626

		Auto Parts & Equipment - 0.1%
	640,000	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	639,731

		Biotechnology - 0.2%
	1,270,289	RPI Finance Trust 3.25%, 11/09/2018	1,269,971

The accompanying notes are an integral part of these financial statements.

114

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.8%(4) - (continued)
		Chemicals - 0.1%
$	125,000	Huntsman International LLC 4.25%, 04/01/2023	$125,704
	569,185	Ineos U.S. Finance LLC 3.75%, 05/04/2018	567,659

			693,363

		Commercial Services - 0.1%
	150,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	150,562
	175,000	TransUnion LLC 3.50%, 04/09/2021	174,169

			324,731

		Diversified Financial Services - 0.1%
	685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	687,226

		Electric - 0.2%
	1,182,125	Calpine Corp. 4.00%, 10/09/2019	1,182,421

		Energy-Alternate Sources - 0.1%
	846,286	MEG Energy Corp. 3.75%, 03/31/2020	756,013

		Food - 0.1%
	264,338	Albertsons LLC 5.50%, 12/21/2022	265,109
	110,952	B&G Foods, Inc. 3.76%, 11/02/2022	111,507
	334,163	JBS USA LLC 4.00%, 10/30/2022	333,745

			710,361

		Healthcare-Services - 0.7%
	209,475	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	210,849
		Community Health Systems, Inc.
	110,434	3.75%, 12/31/2019	108,738
	203,196	4.00%, 01/27/2021	200,101
	1,950,000	HCA, Inc. 3.38%, 05/01/2018	1,956,260
	1,462,045	IMS Health, Inc. 3.50%, 03/17/2021	1,461,518
	322,159	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	320,468
	205,000	Vizient, Inc. 6.25%, 02/13/2023	206,794

			4,464,728

		Household Products/Wares - 0.0%
	290,000	Galleria Co. 3.75%, 01/26/2023	290,183

		Insurance - 0.1%
	722,308	Asurion LLC 5.00%, 05/24/2019	719,599

		Media - 0.2%
	300,000	Charter Communications Operating LLC 3.50%, 01/24/2023	301,179
	460,000	Neptune Finco Corp. 5.00%, 10/09/2022	461,440
	673,321	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	671,638

			1,434,257

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.8%(4) - (continued)
	Mining - 0.1%
$429,917	Minerals Technologies, Inc. 3.75%, 05/09/2021	$428,842

	Oil & Gas - 0.2%
1,200,250	Energy Transfer Equity L.P. 3.25%, 12/02/2019	1,125,066

	Packaging & Containers - 0.3%
499,352	Berry Plastics Holding Corp. 3.50%, 02/08/2020	498,873
197,500	Owens-Illinois, Inc. 3.50%, 09/01/2022	197,664
1,050,803	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,052,778

		1,749,315

	Pharmaceuticals - 0.2%
403,988	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	402,473
857,500	Grifols Worldwide Operations USA, Inc. 3.44%, 02/27/2021	858,074

		1,260,547

	Real Estate - 0.0%
265,000	MGM Growth Properties LLC 4.00%, 04/25/2023	266,381

	Retail - 0.1%
145,000	Coty, Inc. 3.75%, 10/27/2022	145,907
322,412	Michaels Stores, Inc. 4.00%, 01/28/2020	323,540

		469,447

	Semiconductors - 0.1%
485,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	485,087
324,188	NXP B.V. 3.75%, 12/07/2020	324,998
215,000	ON Semiconductor Corp. 5.25%, 03/31/2023	215,852

		1,025,937

	Software - 0.8%
	First Data Corp.
975,000	4.19%, 07/08/2022	975,244
500,000	4.44%, 03/24/2021	501,040
120,000	Global Payments, Inc. 3.94%, 04/22/2023	120,930
768,502	Infor US, Inc. 3.75%, 06/03/2020	749,612
1,002,188	Kronos, Inc. 4.50%, 10/30/2019	999,262
1,693,627	Magic Newco LLC 5.00%, 12/12/2018	1,695,745
	SS&C Technologies, Inc.
253,393	4.01%, 07/08/2022	254,026
34,965	4.02%, 07/08/2022	35,052

		5,330,911

	Telecommunications - 0.6%
630,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	630,113

The accompanying notes are an integral part of these financial statements.

115

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.8%(4) - (continued)
		Telecommunications - 0.6% - (continued)
$	274,313	T-Mobile USA, Inc. 3.50%, 11/09/2022	$275,857
	1,002,562	Telesat Canada 3.50%, 03/28/2019	1,000,887
	993,851	Univision Communications, Inc. 4.00%, 03/01/2020	992,251
		Ziggo Financing Partnership
	323,330	3.60%, 01/15/2022	322,037
	196,596	3.65%, 01/15/2022	195,810
	305,074	3.65%, 01/15/2022	303,854

			3,720,809

		Total Senior Floating Rate Interests (cost $31,267,869)	$31,222,435

U.S. GOVERNMENT AGENCIES - 1.2%
		FHLMC - 1.2%
	2,352,000	3.04%, 12/25/2027(1)	$2,367,494
	2,170,000	3.29%, 04/25/2028(1)	2,209,383
	512,000	4.04%, 04/25/2024(1)	499,786
	603,000	4.44%, 08/25/2024(1)	594,702
	591,000	4.68%, 11/25/2023(1)	600,207
	583,000	4.94%, 02/25/2024(1)	599,740
	584,000	4.99%, 10/25/2024(1)	601,688

			7,473,000

		FNMA - 0.0%
	1,308	FNMA 10.50%, 12/01/2018	1,315

		Total U.S. Government Agencies (cost $7,462,982)	$7,474,315

U.S. GOVERNMENT SECURITIES - 84.4%
		U.S. Treasury Securities - 84.4%
		U.S. Treasury Bonds - 9.5%
	561,471	2.00%, 01/15/2026(3)	$659,809
	26,949,865	2.38%, 01/15/2025(3)	32,189,997
	22,550,827	2.50%, 01/15/2029(3)	28,441,058

			61,290,864

		U.S. Treasury Notes - 74.9%
	46,388,187	0.13%, 04/15/2018(3)	47,167,973
	21,279,836	0.13%, 04/15/2019(3)	21,737,289
	3,543,715	0.13%, 04/15/2020(3)	3,618,374
	38,387,522	0.13%, 01/15/2022(3)(6)(7)	39,017,806
	41,747,215	0.13%, 07/15/2022(3)	42,542,457
	41,432,919	0.13%, 01/15/2023(3)	41,873,144
	46,293,242	0.13%, 07/15/2024(3)	46,662,754
	47,794,254	0.38%, 07/15/2023(3)	49,346,945
	50,623,292	0.63%, 07/15/2021(3)	53,177,541
	58,892,132	0.63%, 01/15/2024(3)	61,563,008
	19,641,171	1.13%, 01/15/2021(3)	20,988,948
	27,752,390	1.38%, 07/15/2018(3)	29,231,786

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 84.4% - (continued)
		U.S. Treasury Notes - 74.9% - (continued)
$	15,087,290	1.38%, 01/15/2020(3)	$16,128,071
	11,043,500	2.13%, 01/15/2019(3)	11,897,218

			484,953,314

		Total U.S. Government Securities (cost $533,167,402)	$546,244,178

		Total Long-Term Investments (cost $616,746,854)	$628,497,236

SHORT-TERM INVESTMENTS - 3.2%
		Other Investment Pools & Funds - 3.2%
	20,863,191	Fidelity Money Market Class 1	$20,863,191

		Total Short-Term Investments (cost $20,863,191)	$20,863,191

Total Investments (cost $637,610,045)^	100.3%	$649,360,427
Other Assets and Liabilities	(0.3)%	(1,976,766)

Total Net Assets	100.0%	$647,383,661

The accompanying notes are an integral part of these financial statements.

116

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$14,111,308
Unrealized Depreciation	(2,360,926)

Net Unrealized Appreciation	$11,750,382

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(4)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(5)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(6)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	182	06/21/2016	$23,674,539	$23,671,375	$(3,164)
U.S. Treasury 2-Year Note Future	196	06/30/2016	42,826,936	42,850,500	23,564
U.S. Treasury 5-Year Note Future	159	06/30/2016	19,182,124	19,225,336	43,212

Total					$63,612

Total futures contracts					$63,612

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.AAA.6	MSC	USD	11,429,000	0.50%	05/11/63	$—	$(373,247)	$(176,188)	$197,059
CMBX.NA.AAA.6	UBS	USD	1,660,000	0.50%	05/11/63	—	(53,936)	(25,590)	28,346
CMBX.NA.AAA.6	CSI	USD	980,000	0.50%	05/11/63	—	(36,360)	(15,108)	21,252
CMBX.NA.AAA.6	MSC	USD	955,000	0.50%	05/11/63	—	(32,185)	(14,722)	17,463
CMBX.NA.AAA.6	DEUT	USD	930,000	0.50%	05/11/63	—	(31,755)	(14,337)	17,418
CMBX.NA.AAA.6	MSC	USD	795,000	0.50%	05/11/63	—	(27,145)	(12,255)	14,890
CMBX.NA.AAA.6	GSC	USD	590,000	0.50%	05/11/63	—	(19,711)	(9,096)	10,615
CMBX.NA.AAA.6	GSC	USD	555,000	0.50%	05/11/63	—	(18,939)	(8,556)	10,383
CMBX.NA.AAA.7	CBK	USD	8,900,000	0.50%	01/17/47	—	(231,648)	(236,483)	(4,835)

Total						$—	$(824,926)	$(512,335)	$312,591

Total traded indices						$—	$(824,926)	$(512,335)	$312,591

Total OTC contracts						$—	$(824,926)	$(512,335)	$312,591

The accompanying notes are an integral part of these financial statements.

117

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.41% Fixed	CPURNSA	USD	16,050,000	01/15/18	$—	$—	$(156,143)	$(156,143)
BOA	1.90% Fixed	CPURNSA	USD	27,522,000	07/15/24	—	—	63,691	63,691
DEUT	1.44% Fixed	CPURNSA	USD	16,190,000	09/11/20	—	—	77,857	77,857
JPM	1.81% Fixed	CPURNSA	USD	9,605,000	09/11/25	—	—	(17,929)	(17,929)
MSC	1.81% Fixed	CPURNSA	USD	10,385,000	09/23/25	—	—	(19,740)	(19,740)

Total						$—	$—	$(52,264)	$(52,264)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	HSBC	$1,607,718	$1,580,269	$(27,449)
AUD	Buy	05/31/16	NAB	1,610,315	1,581,788	(28,527)
AUD	Buy	05/31/16	GSC	3,222,297	3,163,577	(58,720)
BRL	Sell	07/05/16	BOA	9,161,491	9,655,546	(494,055)
CAD	Buy	05/31/16	SSG	7,859,645	7,915,102	55,457
CHF	Sell	05/31/16	JPM	6,690,533	6,800,130	(109,597)
COP	Sell	06/15/16	SSG	2,960,265	3,318,601	(358,336)
EUR	Sell	05/31/16	SSG	9,302,485	9,436,744	(134,259)
GBP	Sell	05/31/16	CBK	2,607,400	2,620,040	(12,640)
JPY	Sell	05/31/16	TDB	9,136,872	9,560,238	(423,366)
MXN	Sell	06/16/16	BOA	4,051,503	4,132,698	(81,195)
RUB	Buy	06/15/16	CSFB	1,664,629	1,693,946	29,317
RUB	Sell	06/15/16	CBK	1,539,337	1,693,946	(154,609)
TRY	Buy	06/15/16	BOA	3,741,093	3,890,159	149,066
TRY	Sell	06/15/16	JPM	4,993,118	5,248,273	(255,155)
UYU	Sell	06/30/16	HSBC	1,919,936	1,919,936	—

Total						$(1,904,068)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

118

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

119

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$22,944,882	$—	$22,944,882	$—
Foreign Government Obligations	20,611,426	—	20,611,426	—
Senior Floating Rate Interests	31,222,435	—	31,222,435	—
U.S. Government Agencies	7,474,315	—	7,474,315	—
U.S. Government Securities	546,244,178	—	546,244,178	—
Short-Term Investments	20,863,191	20,863,191	—	—
Foreign Currency Contracts(2)	233,840	—	233,840	—
Futures Contracts(2)	66,776	66,776	—	—
Swaps - Credit Default(2)	317,426	—	317,426	—
Swaps - Interest Rate(2)	141,548	—	141,548	—

Total	$650,120,017	$20,929,967	$629,190,050	$—

Liabilities
Foreign Currency Contracts(2)	$(2,137,908)	$—	$(2,137,908)	$—
Futures Contracts(2)	(3,164)	(3,164)	—	—
Swaps - Credit Default(2)	(4,835)	—	(4,835)	—
Swaps - Interest Rate(2)	(193,812)	—	(193,812)	—

Total	$(2,339,719)	$(3,164)	$(2,336,555)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

120

Hartford Municipal Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6%
		Alabama - 1.2%
$	145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$168,552

		Alaska - 0.9%
	100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	120,042

		Arizona - 1.8%
	200,000	Salt Verde Financial Corp. Rev 5.00%, 12/01/2037	248,638

		California - 6.9%
	250,000	Abag Finance Authority for Nonprofit Corps. Rev 6.00%, 08/01/2030	305,087
	100,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2020	112,602
	250,000	California Health Facilities Financing Auth Rev 5.88%, 07/01/2025	289,658
	45,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	52,993
	100,000	Orange County Community Facs Dist Special Tax 5.00%, 08/15/2023	120,079
	100,000	San Joaquin Hills Transportation Corridor Agency 0.00%, 01/15/2025	76,526

			956,945

		Colorado - 1.9%
	110,000	Colorado Health Facilities Auth Rev 2.00%, 09/01/2018	111,377
	25,000	E-470 Public Highway Auth Rev 5.00%, 09/01/2019	28,044
	100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	117,681

			257,102

		Connecticut - 3.4%
	50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	60,447
	100,000	Connecticut State Health & Educational Fac. Auth. 3.25%, 09/01/2021	100,633
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	303,317

			464,397

		Florida - 4.7%
	265,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	305,396
		County of Lee, FL, Airport Rev
	125,000	5.00%, 10/01/2032	147,604
	100,000	5.00%, 10/01/2033	117,451
		County of Miami-Dade, FL, Aviation Rev
	15,000	5.00%, 10/01/2029	17,822
	15,000	5.00%, 10/01/2031	17,631
	20,000	5.00%, 10/01/2032	23,418
	20,000	5.00%, 10/01/2033	23,311

			652,633

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6% - (continued)
		Georgia - 0.5%
$	70,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	$72,132

		Idaho - 1.9%
	250,000	Idaho Housing & Finance Association Rev 5.00%, 07/15/2017	262,452

		Illinois - 22.3%
	250,000	Chicago Midway International Airport Rev 5.00%, 01/01/2041	276,050
	100,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2029	119,955
	250,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2020	269,247
		Chicago, IL, Transit Auth Rev
	75,000	5.00%, 06/01/2020	83,949
	160,000	5.25%, 12/01/2024	182,941
	250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	249,792
	105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018	113,338
		County of Cook, IL, GO
	120,000	5.00%, 11/15/2024	120,343
	105,000	5.00%, 11/15/2028	112,408
		Illinois Finance Auth Rev
	15,000	5.00%, 07/01/2018	16,328
	150,000	5.00%, 11/15/2030	178,941
	245,000	5.00%, 08/15/2035	277,632
	150,000	5.00%, 10/01/2041	173,882
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023	119,646
	150,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2024	181,523
	125,000	Metropolitan Pier & Exposition Auth Rev 0.00%, 06/15/2020	114,240
		State of Illinois, GO
	100,000	5.00%, 07/01/2017	104,144
	250,000	5.00%, 05/01/2029	271,947
	90,000	University of Illinois, IL, Auxiliary Facs, Rev 5.00%, 04/01/2024	106,574

			3,072,880

		Louisiana - 3.4%
	40,000	Louisiana Public Facilities Auth Rev 6.38%, 05/15/2031	48,059
	200,000	Louisiana State Citizens Property Insurance Corp. Rev 5.00%, 06/01/2020	200,686
	100,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	103,969
	100,000	Louisiana State Public Facilities Auth Rev 5.00%, 05/15/2035	112,020

			464,734

		Michigan - 2.0%
		Michigan Finance Auth
	100,000	5.00%, 07/01/2035	115,130
	100,000	5.00%, 05/15/2038	113,098
	35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,654

			269,882

The accompanying notes are an integral part of these financial statements.

121

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6% - (continued)
		Minnesota - 1.2%
$	100,000	City of Rochester, MN, Healthcare & Housing Rev Fac 4.00%, 12/01/2019	$105,273
	50,000	Saint Paul, MN, Housing & Redev Auth Healthcare Rev 5.25%, 11/15/2028	56,849

			162,122

		Nebraska - 0.9%
	100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	117,756

		Nevada - 1.9%
	250,000	Clark County, School Dist, GO 5.00%, 06/15/2022	266,635

		New Jersey - 5.7%
	205,000	City of Bayonne NJ 5.00%, 07/01/2034	243,829
	285,000	New Jersey Educational Facilities Auth Rev 5.00%, 09/01/2019	307,965
		New Jersey Health Care Facilities Financing Auth Rev
	150,000	5.00%, 07/01/2022	179,404
	50,000	5.25%, 07/01/2026	58,246

			789,444

		New York - 6.0%
	40,000	Long Island Power Auth 1.18%, 05/01/2033(1)	40,094
		Metropolitan Transportation Auth, NY, Rev
	100,000	5.25%, 11/15/2036	124,796
	70,000	5.25%, 11/15/2040	80,363
	100,000	New York City Water & Sewer System 5.00%, 06/15/2043	114,879
		New York State Dormitory Auth Rev
	150,000	5.00%, 03/15/2031	184,650
	100,000	5.00%, 05/01/2043	114,726
		Town of Oyster Bay, NY, GO
	90,000	3.00%, 08/15/2016	90,512
	80,000	3.00%, 08/15/2020	78,171

			828,191

		Ohio - 4.4%
		Buckeye, OH, Tobacco Settlement FA
	250,000	6.00%, 06/01/2042	246,422
	150,000	6.50%, 06/01/2047	150,344
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022(2)	68,304
	55,000	5.00%, 01/01/2023(2)	63,587
	70,000	County of Montgomery, OH 5.00%, 05/01/2039	75,413

			604,070

		Other U.S. Territories - 0.3%
	75,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2027	44,625

		Pennsylvania - 2.7%
	250,000	Pennsylvania State Turnpike Commission Rev 1.39%, 12/01/2021(1)	247,992
	115,000	The School District of Philadelphia 5.00%, 09/01/2019	125,615

			373,607

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6% - (continued)
		Puerto Rico - 0.9%
$	200,000	Commonwealth of Puerto Rico 6.00%, 07/01/2039	$119,000

		Rhode Island - 1.6%
	205,000	Rhode Island Housing & Mortgage Finance Corp., RI, Rev 4.00%, 10/01/2032	217,532

		Texas - 12.9%
	250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	283,663
	250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	273,835
	100,000	Harris County-Houston Sports Auth Rev 5.00%, 11/15/2020	116,036
	75,000	Kerrville Health Facs Dev Corp. 5.00%, 08/15/2023	86,651
	150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	172,043
	185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	208,173
	180,000	Northside Independent School Dist 1.65%, 08/01/2045(1)	182,104
	100,000	Tarrant County, TX, Cultural Education Facs Financing Corp. 4.50%, 11/15/2021	101,806
	250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	304,127
	50,000	Texas Private Activity Bond Surface Transportation Corp. Rev 5.00%, 12/31/2055	54,258

			1,782,696

		Virginia - 0.7%
	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(1)	91,616

		Washington - 2.5%
	95,000	Tobacco Settlement Auth Rev 5.00%, 06/01/2017	99,084
	115,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	138,411
	100,000	Washington State Housing Finance Commission Rev 7.00%, 07/01/2050(3)	102,429

			339,924

		Total Municipal Bonds (cost $12,310,310)	$12,747,607

		Total Long-Term Investments (cost $12,310,310)	$12,747,607

The accompanying notes are an integral part of these financial statements.

122

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 9.5%
	Other Investment Pools & Funds - 9.5%
1,306,831	JP Morgan Tax Free Money Market Fund	$1,306,831

	Total Short-Term Investments (cost $1,306,831)	1,306,831

Total Investments (cost $13,617,141)^	102.1%	$14,054,438
Other Assets and Liabilities	(2.1)%	(284,304)

Total Net Assets	100.0%	$13,770,134

The accompanying notes are an integral part of these financial statements.

123

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$445,667
Unrealized Depreciation	(8,370)

Net Unrealized Appreciation	$437,297

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $131,776 at April 30, 2016.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2016, the aggregate value of this security was $102,429, which represents 0.7% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

124

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$12,747,607	$—	$12,747,607	$—
Short-Term Investments	1,306,831	1,306,831	—	—

Total	$14,054,438	$1,306,831	$12,747,607	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

125

The Hartford Municipal Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3%
		Alabama - 0.8%
$	1,615,000	Alabama Federal Aid Highway Finance Auth 5.00%, 09/01/2026	$1,911,998
	2,000,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2017	2,092,000
	1,540,000	Mobile, AL, Industrial Development Board Pollution 1.65%, 06/01/2034(1)	1,550,611

			5,554,609

		Alaska - 0.4%
	2,000,000	CIVICVentures, AK, Rev 5.00%, 09/01/2025	2,445,180

		Arizona - 1.7%
		Arizona State Health Fac Auth
	2,000,000	5.00%, 12/01/2029	2,399,100
	2,000,000	5.00%, 12/01/2030	2,368,460
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	272,232
	1,420,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,727,245
	3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,582,570
	855,000	Salt Verde Financial Corp. 5.25%, 12/01/2020	984,379

			11,333,986

		California - 10.1%
	2,500,000	Alhambra, CA, Unified School District 0.00%, 08/01/2036(2)	1,204,575
	1,150,000	Bay Area, CA, Toll Auth Bridge Rev 1.50%, 04/01/2047(1)	1,160,603
	1,000,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,162,720
		California State Communities DA Rev
	955,000	1.20%, 04/01/2036(1)	836,017
	1,000,000	5.63%, 10/01/2032	1,071,750
	4,985,000	California State GO 6.50%, 04/01/2033	5,800,197
	1,500,000	California State Health Facilities 6.00%, 07/01/2029	1,730,550
	1,000,000	California State Public Works Board, Correctional Facilities Improvement 6.00%, 03/01/2035	1,158,160
	2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,415,920
	2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,312,080
	2,500,000	California Statewide Communities Dev Auth Rev 5.25%, 12/01/2056	2,728,450
	910,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	1,071,634
	660,000	Foothill-Eastern Transportation Corridor Agency 5.00%, 01/15/2053(1)	688,096
	5,000,000	Golden State Tobacco Securitization Corp. 5.75%, 06/01/2047	5,011,100
		Hemet, CA, Unif School Dist FA Special Tax
	1,440,000	5.00%, 09/01/2030	1,620,173
	535,000	5.00%, 09/01/2031	599,767
	1,065,000	Irvine, CA, Improvement Bond Act 4.00%, 09/02/2016	1,076,332

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		California - 10.1% - (continued)
$	5,225,000	Long Beach, CA, FA Natural Gas 1.86%, 11/15/2027(1)	$4,885,897
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,144,910
	1,000,000	Orange County Community Fac Dist 5.00%, 08/15/2034	1,157,410
		Port of Oakland, CA
	985,000	5.00%, 05/01/2021	1,156,942
	500,000	5.00%, 05/01/2023	592,675
	1,000,000	Rancho Cucamonga, CA, Redev Agency Tax 5.00%, 09/01/2029	1,197,610
	1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,367,476
	1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,210,540
	3,000,000	San Diego, CA, Redev Agency Tax Allocation 7.00%, 11/01/2039	3,471,570
		San Diego, CA, Unified School District
	805,000	4.00%, 07/01/2034	899,781
	865,000	4.00%, 07/01/2035	962,356
	875,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	1,000,851
		San Jose, CA, Redev Agency
	2,575,000	5.00%, 08/01/2022	2,703,724
	500,000	6.50%, 08/01/2023	559,495
		San Mateo Joint Powers Financing Auth
	1,250,000	5.00%, 06/15/2029	1,535,862
	1,250,000	5.00%, 06/15/2030	1,528,500
	1,335,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	1,576,101
		Santa Margarita, CA, Water Dist Special Tax
	500,000	4.25%, 09/01/2021	539,730
	500,000	5.00%, 09/01/2022	569,865
	500,000	5.00%, 09/01/2023	570,950
	1,095,000	5.00%, 09/01/2028	1,266,587
		Tustin, CA, Community Facilities District
	775,000	5.00%, 09/01/2020	880,152
	600,000	5.00%, 09/01/2021	700,716
	3,000,000	Twin Rivers, CA, Unif School Dist Cops 3.45%, 07/01/2037(1)	3,005,430

			66,133,254

		Colorado - 0.7%
	1,330,000	Colorado Health Fac Auth 1.55%, 10/01/2039(1)	1,332,288
	1,000,000	Denver, CO, City and County Special Fac Airport Rev 5.00%, 11/15/2018	1,091,810
	2,000,000	Park Creek Metropolitan District 5.00%, 12/01/2029	2,323,480

			4,747,578

		Connecticut - 2.4%
	5,000,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	6,131,600
	475,000	City of New Britain, CT, GO 5.00%, 03/01/2017	491,126
	2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,154,658
		Connecticut Housing FA
	930,000	4.00%, 11/15/2044	1,000,559
	2,000,000	4.00%, 11/15/2045	2,185,480

The accompanying notes are an integral part of these financial statements.

126

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Connecticut - 2.4% - (continued)
$	700,000	Connecticut State Health & Educational Fac Auth 2.88%, 09/01/2020(3)	$703,206
	1,850,000	Hartford, CT, GO 5.00%, 04/01/2026	2,143,003

			15,809,632

		District of Columbia - 0.4%
		Metropolitan Washington, DC, Airport Auth System Rev
	1,000,000	5.00%, 10/01/2020	1,154,300
	1,450,000	5.00%, 10/01/2022	1,737,390

			2,891,690

		Florida - 6.0%
	2,000,000	Broward County, FL, School Board 5.00%, 07/01/2027	2,438,040
		Collier County, FL, Industrial Development Auth
	200,000	6.25%, 05/15/2035(3)	204,700
	500,000	6.50%, 05/15/2020(3)	500,720
	500,000	7.00%, 05/15/2024(3)	571,710
	2,120,000	Florida Village Community Development Dist 8 6.38%, 05/01/2038	2,295,875
		Greater Orlando, FL, Aviation Auth
	3,300,000	5.00%, 10/01/2021	3,886,542
	1,040,000	5.00%, 10/01/2024	1,220,721
	125,000	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities) 5.25%, 11/15/2036(1)	128,095
	1,905,000	Highlands County, FL, Health Fac Auth 5.25%, 11/15/2036	1,950,091
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(3)	2,094,380
	2,700,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2021	3,201,444
	2,000,000	Lake County, FL, School Board 5.00%, 06/01/2026	2,420,440
	1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,840,877
	500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039*	107,500
	1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,223,780
	3,000,000	Miami-Dade County, FL 5.00%, 07/01/2032	3,670,920
		Miami-Dade County, FL, Aviation Rev
	1,000,000	5.00%, 10/01/2024	1,180,240
	2,500,000	5.00%, 10/01/2026	2,917,850
	2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	2,469,600
	2,130,000	Orange County, FL, School Board 5.00%, 08/01/2026	2,547,310
	1,000,000	Palm Beach County, FL, Health System 6.75%, 06/01/2024	1,176,360
	715,000	River Bend Community Development Dist, Capital Improvement Rev 7.13%, 11/01/2015*	92,235
	500,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	501,560
	775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	953,475

			39,594,465

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Georgia - 1.0%
$	2,860,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	$2,947,087
	1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,717,935
	1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,606,635

			6,271,657

		Hawaii - 0.2%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,185,500

		Idaho - 0.2%
	1,000,000	Idaho State Health Facilities Auth Rev 5.00%, 03/01/2032	1,158,160

		Illinois - 11.7%
	790,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	847,046
	500,000	Chicago Midway International Airport 5.00%, 01/01/2021	570,455
	2,545,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2030	3,044,074
		Chicago Park Dist
	1,000,000	4.00%, 01/01/2017	1,016,170
	500,000	5.25%, 01/01/2037	541,985
		Chicago Transit Auth
	3,000,000	5.00%, 06/01/2020	3,357,960
	800,000	5.25%, 12/01/2027	900,064
		Chicago, IL, Board of Education
	1,510,000	5.00%, 12/01/2042	1,226,754
	1,625,000	6.00%, 01/01/2020	1,735,516
		Chicago, IL, Park Dist, GO
	250,000	5.00%, 01/01/2020	269,248
	700,000	5.00%, 01/01/2025	793,079
	2,750,000	5.00%, 01/01/2026	3,089,707
	2,770,000	Chicago, IL, Transit Auth 5.00%, 06/01/2021	2,840,497
		City of Chicago, IL, GO
	1,700,000	4.00%, 01/01/2018	1,717,068
	700,000	5.00%, 12/01/2023	711,697
	2,000,000	5.00%, 01/01/2024	2,036,800
	1,000,000	5.50%, 01/01/2040	998,610
		City of Chicago, IL, Wastewater Transmission Rev
	715,000	5.00%, 01/01/2028	806,441
	1,785,000	5.00%, 01/01/2029	2,003,270
		City of Chicago, IL, Waterworks Rev
	615,000	5.00%, 11/01/2017	626,913
	135,000	5.00%, 11/01/2023	153,548
	1,000,000	5.00%, 11/01/2028	1,129,740
	3,465,000	Cook County, IL, Community Consolidated School Dist 5.00%, 12/01/2024	4,219,365
	1,400,000	Illinois FA Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,575,238
	700,000	Illinois FA Rev, Depaul University Rev 5.00%, 10/01/2028	858,767
	3,000,000	Illinois FA Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,209,910
	1,000,000	Illinois Finance Auth 5.00%, 11/15/2023	1,223,620

The accompanying notes are an integral part of these financial statements.

127

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Illinois - 11.7% - (continued)
$	4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024(2)	$3,084,520
		Illinois State FA Rev
	665,000	5.00%, 11/15/2028	797,714
	1,650,000	5.00%, 11/15/2031	1,955,217
	1,500,000	5.00%, 11/15/2033	1,753,875
	1,510,000	5.00%, 11/15/2034	1,761,430
	1,250,000	7.75%, 08/15/2034	1,472,700
		Illinois State GO
	1,500,000	5.00%, 01/01/2022	1,622,625
	1,500,000	5.00%, 08/01/2025	1,640,055
	1,500,000	5.25%, 01/01/2021	1,669,800
	1,650,000	6.50%, 06/15/2022	1,904,909
		Illinois State Toll Highway Auth
	2,000,000	5.00%, 01/01/2030	2,388,760
	1,000,000	5.00%, 12/01/2031	1,208,540
	2,800,000	Kane Cook & DuPage Counties GO 5.00%, 01/01/2031	3,201,100
	1,250,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	1,496,200
	1,665,000	Kendall Kane & Will County, IL, Community Unit School District 5.00%, 02/01/2034	1,932,199
		Metropolitan Pier & Exposition Auth
	2,000,000	0.00%, 06/15/2027(2)	1,360,060
	1,630,000	5.00%, 12/15/2020	1,836,032
	2,530,000	Metropolitan Water Reclamation District of Greater Chicago 5.00%, 12/01/2031	2,892,574
	985,000	State of Illinois 5.00%, 02/01/2026	1,090,021

			76,571,873

		Indiana - 1.2%
	1,000,000	Indiana State FA Hospital Rev 5.00%, 12/01/2029	1,212,490
	1,625,000	Indiana State Financing Auth Rev 5.00%, 03/01/2023	1,813,549
	1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,160,380
	775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	893,668
	2,000,000	Vigo County, IN, Hospital Auth 5.75%, 09/01/2042(3)	2,053,720
	1,000,000	Whiting, IN, Environmental Facilities Rev 1.85%, 06/01/2044(1)	1,001,640

			8,135,447

		Kansas - 0.5%
		Wyandotte County-Kansas City, KS
	1,000,000	5.00%, 09/01/2025	1,242,850
	1,390,000	5.00%, 09/01/2028	1,694,201

			2,937,051

		Kentucky - 0.6%
	350,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	364,959
	1,710,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Pollution Control Rev 1.65%, 10/01/2033(1)	1,718,995

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Kentucky - 0.6% - (continued)
$	1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	$1,792,775

			3,876,729

		Louisiana - 2.7%
	2,000,000	City of Shreevport, LA, Water & Sewer Revenue 5.00%, 12/01/2027	2,444,360
	2,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	2,584,175
	1,750,000	Louisiana State, Local Gov’t Environmental Facilities & Community Development Auth 6.00%, 11/15/2035	1,785,577
		New Orleans, LA, Aviation Board
	750,000	5.00%, 01/01/2034	857,453
	2,500,000	6.00%, 01/01/2023	2,824,950
		State of Louisiana
	2,000,000	5.00%, 08/01/2027	2,481,920
	4,000,000	5.00%, 12/01/2031	4,791,320

			17,769,755

		Maryland - 0.3%
	480,000	Maryland Economic Dev. Corp. 4.00%, 06/01/2020	529,862
	1,500,000	Westminster Maryland Rev 4.38%, 07/01/2021	1,580,955

			2,110,817

		Massachusetts - 1.7%
	5,000,000	Commonwealth of Massachusetts 5.00%, 07/01/2027	6,425,650
		Massachusetts State Development Fin Agency Rev
	1,200,000	5.00%, 01/01/2019	1,317,936
	1,200,000	8.00%, 04/15/2031	1,485,312
		Massachusetts State PA
	455,000	4.00%, 07/01/2022	515,934
	385,000	5.00%, 07/01/2021	451,220
	650,000	5.00%, 07/01/2023	779,948

			10,976,000

		Michigan - 2.9%
	4,000,000	Kent, MI, Hospital FA 6.00%, 07/01/2035	4,012,080
		Michigan FA
	1,000,000	5.00%, 07/01/2018	1,078,480
	2,700,000	5.00%, 10/01/2030	3,188,754
		Michigan Finance Auth
	665,000	5.00%, 07/01/2027	792,507
	665,000	5.00%, 07/01/2028	787,752
	650,000	5.00%, 07/01/2029	758,271
		Michigan St FA
	2,555,000	5.00%, 06/01/2033	2,984,802
	1,000,000	5.00%, 06/01/2034	1,162,700
	2,000,000	Royal Oak, MI, Hospital FA 8.25%, 09/01/2039	2,343,520
	1,690,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,003,726

			19,112,592

The accompanying notes are an integral part of these financial statements.

128

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Minnesota - 0.1%
		City of Rochester, MN, Healthcare & Housing Rev Fac
$	250,000	2.00%, 12/01/2018	$250,370
	250,000	4.00%, 12/01/2019	263,183

			513,553

		Mississippi - 0.3%
	1,850,000	State of Mississippi 5.00%, 10/15/2029	2,207,790

		Missouri - 0.6%
	3,500,000	Kirkwood, MO, Industrial DA Retirement Community 8.25%, 05/15/2045	3,943,135

		Nevada - 0.4%
		Las Vegas, NV, Spl Impt Dist
	365,000	5.00%, 06/01/2027	392,572
	695,000	5.00%, 06/01/2029	738,097
	400,000	Mesquite, NV, Special Improvement Dist 6.00%, 08/01/2027	403,808
	1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	1,345,076

			2,879,553

		New Jersey - 2.0%
	2,855,000	New Jersey Health Care Facilities FA, Hospital Asset Transformation 5.75%, 10/01/2031	3,173,075
	550,000	New Jersey State Building Auth Rev 4.00%, 06/15/2018	571,136
		New Jersey State Econ DA
	1,245,000	4.88%, 09/15/2019	1,318,306
	1,590,000	5.00%, 03/01/2023	1,772,405
	2,000,000	New Jersey State Educational FA Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,394,700
		New Jersey State Transportation Trust Fund Auth
	5,000,000	0.00%, 12/15/2032(2)	2,518,750
	1,000,000	5.00%, 09/15/2017	1,052,640

			12,801,012

		New Mexico - 0.6%
	3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,315,960
	880,000	Montecito Estates, NM, Public Improvement Dist 7.00%, 10/01/2037	903,461

			4,219,421

		New York - 13.6%
	4,000,000	City of New York, NY 6.25%, 10/15/2028	4,527,151
	2,410,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	3,063,495
	1,460,000	Long Island Power Auth 1.18%, 05/01/2033(1)	1,463,446
	940,000	New York City Housing Development Corp. 4.50%, 02/15/2048	1,015,557

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		New York - 13.6% - (continued)
$	1,000,000	New York City, NY, Transitional Fin Auth 5.00%, 07/15/2026	$1,274,350
	15,000,000	New York City, NY, Water and Sewer Financing Auth Rev 5.00%, 06/15/2039	17,877,300
		New York Metropolitan Transportation Auth Rev
	2,100,000	5.00%, 11/15/2020	2,453,892
	5,000,000	5.25%, 11/15/2027	6,569,450
	1,055,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	1,107,866
		New York State Dormitory Auth Rev
	1,670,000	5.00%, 03/15/2022	1,976,746
	2,000,000	5.00%, 12/15/2027	2,433,520
	970,000	5.00%, 03/15/2028	1,042,207
	7,000,000	5.00%, 03/15/2030	8,699,900
	6,305,000	5.00%, 03/15/2031	7,782,469
	860,000	New York State Energy Research & Development Auth 2.38%, 07/01/2026(1)	871,318
	1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(3)	1,684,755
		New York State Thruway Auth
	1,000,000	5.00%, 01/01/2019	1,107,730
	1,000,000	5.00%, 03/15/2021	1,179,520
	1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,221,620
	1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,264,618
	2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,381,042
	5,000,000	Sales Tax Asset Receivable Corp. 5.00%, 10/15/2029	6,177,950
		Town of Oyster Bay, NY, GO
	500,000	3.00%, 03/01/2018	511,535
	125,000	3.00%, 08/15/2020	122,142
	2,340,000	5.00%, 08/15/2024	2,748,260
	2,500,000	TSASC, Inc. 5.00%, 06/01/2034	2,467,700
	940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(3)(4)	765,799
	2,000,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	2,000,340
		Yonkers, NY, GO
	885,000	3.00%, 08/15/2019	934,321
	1,000,000	5.00%, 03/15/2021	1,167,660

			88,893,659

		North Carolina - 0.7%
	1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,467,424
	1,555,000	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,700,828

The accompanying notes are an integral part of these financial statements.

129

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		North Carolina - 0.7% - (continued)
$	1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	$1,082,230

			4,250,482

		Ohio - 3.6%
	2,000,000	Allen County, OH, Hospital Fac Rev 5.00%, 05/01/2023	2,387,040
		Buckeye, OH, Tobacco Settlement FA
	4,000,000	5.88%, 06/01/2047	3,853,480
	6,680,000	6.00%, 06/01/2042	6,584,409
		City of Cleveland, OH, Airport System Rev
	1,165,000	5.00%, 01/01/2022(5)	1,326,236
	1,060,000	5.00%, 01/01/2023(5)	1,225,487
	1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,885,328
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,547,220
	2,275,000	Lancaster, OH, Gas Rev 0.89%, 02/01/2019(1)	2,261,282
	1,235,000	Ohio State Cultural Sports Fac Building Proj 5.00%, 04/01/2020	1,419,262

			23,489,744

		Oregon - 0.3%
		Port of Portland, OR, Airport Rev
	1,000,000	5.00%, 07/01/2031	1,168,960
	750,000	5.00%, 07/01/2032	873,142

			2,042,102

		Other U.S. Territories - 0.4%
	3,700,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2027*	2,201,500
	705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	718,804

			2,920,304

		Pennsylvania - 4.7%
	500,000	Allegheny County Hospital Development Auth 5.38%, 08/15/2029	562,640
	960,000	Allegheny County, PA, Industrial DA Charter School 6.75%, 08/15/2035	1,047,456
	945,000	Allegheny County, PA, Port Authority 5.00%, 03/01/2019	1,045,548
		Beaver County, PA, GO
	1,220,000	5.00%, 11/15/2020	1,395,253
	1,285,000	5.00%, 11/15/2021	1,497,616
	1,345,000	5.00%, 11/15/2022	1,592,897
	2,000,000	Commonwealth FA 5.00%, 06/01/2026	2,410,880
	1,165,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,318,722
	1,000,000	Pennsylvania State GO 7.00%, 07/15/2028	1,012,850
	2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,644,335
		Pennsylvania State Turnpike Commission Rev
	575,000	1.29%, 12/01/2020(1)	571,084
	2,000,000	1.31%, 12/01/2021(1)	1,976,100
	925,000	1.39%, 12/01/2021(1)	917,572
	1,335,000	6.00%, 06/01/2028	1,476,110

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Pennsylvania - 4.7% - (continued)
$	1,750,000	Pennsylvania State, PA, GO 5.00%, 08/15/2023	$2,130,485
		Philadelphia, PA, Municipal Auth
	750,000	6.38%, 04/01/2029	855,038
	800,000	6.50%, 04/01/2034	913,400
		Pittsburgh, PA, School Dist GO
	1,575,000	5.00%, 09/01/2021	1,851,664
	750,000	5.00%, 09/01/2023	877,980
	3,500,000	School Dist. of Philadelphia 5.00%, 09/01/2017	3,658,165
	1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,073,230

			30,829,025

		Puerto Rico - 0.8%
		Commonwealth of Puerto Rico
	3,685,000	5.75%, 07/01/2038	2,183,362
	5,545,000	6.00%, 07/01/2039	3,299,275
	100,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2035	59,500

			5,542,137

		Rhode Island - 1.1%
	1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,575,532
	1,900,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2027	2,290,355
	1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,602,720
	1,655,000	Rhode Island State Health & Educational Bldg Corp. 4.00%, 05/15/2017	1,696,292

			7,164,899

		South Carolina - 1.0%
	4,500,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	4,616,100
	1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017*	417,270
	1,000,000	South Carolina State Public Service Auth 5.00%, 12/01/2029	1,231,440

			6,264,810

		South Dakota - 0.4%
	1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,155,560
	1,000,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	1,185,160
	20,000	South Dakota State Housing DA 6.13%, 05/01/2033	20,421

			2,361,141

		Tennessee - 0.2%
	1,440,000	Tennessee Housing Dev. Agcy. 3.50%, 01/01/2047(5)	1,548,259

		Texas - 9.6%
	1,500,000	Allen Independent School Dist 5.00%, 02/15/2029	1,882,755
	1,000,000	Arlington, TX, Higher Education Fin 5.00%, 08/15/2027	1,204,160

The accompanying notes are an integral part of these financial statements.

130

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Texas - 9.6% - (continued)
$	1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038(1)	$1,606,965
	1,395,000	City of Houston, TX, Ref 5.00%, 03/01/2027	1,748,200
	1,250,000	Dallas Independent School Dist 1.50%, 02/15/2034(1)	1,261,788
	1,500,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2028	1,878,465
	1,000,000	Denton Independent School Dist. 0.00%, 08/15/2020(2)(5)	947,650
		Harris County - Houston, TX
	2,500,000	5.00%, 11/15/2030	2,956,375
	250,000	5.00%, 11/15/2032	289,013
	350,000	5.00%, 11/15/2034	399,228
	2,165,000	Irving Independent School Dist 5.00%, 02/15/2027	2,748,121
	1,500,000	Kerrville Health Fac Dev Corp. 5.00%, 08/15/2035	1,655,625
		North Texas Tollway Auth Rev
	2,995,000	5.00%, 01/01/2022	3,572,316
	2,500,000	5.00%, 01/01/2030	2,954,100
	1,250,000	6.10%, 01/01/2028	1,414,338
		Permanent Univ. Fund
	3,000,000	5.00%, 07/01/2026	3,818,760
	2,000,000	5.00%, 07/01/2027	2,520,780
	1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,318,361
		San Antonio, TX, Water Rev
	2,200,000	5.00%, 05/15/2026	2,723,402
	1,115,000	5.00%, 05/15/2031	1,382,165
	1,000,000	Spring Branch Independent School Dist. 5.00%, 02/01/2026	1,261,430
		Tarrant County, TX, Cultural Education Fac
	610,000	3.88%, 11/15/2020	616,551
	1,000,000	5.00%, 10/01/2034	1,104,890
	2,030,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,566,651
	2,320,000	Texas Private Activity Bond Surface Transportation Corp. Rev 5.00%, 12/31/2055	2,517,571
	1,500,000	Texas State Transportation Commission 0.76%, 04/01/2032(1)	1,499,205
	1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,451,937
	2,500,000	Texas State Transportation Commission, GO 0.79%, 10/01/2041(1)	2,483,150
	2,000,000	Travis County, TX, Health Fac Development 7.13%, 11/01/2040	2,300,720
	1,000,000	Univ. of Texas System 5.00%, 08/15/2026	1,302,360
	2,445,000	Willis Independent School Dist. 5.00%, 02/15/2027	3,103,536
	3,500,000	Wylie, TX, ISD, GO 0.00%, 08/15/2018(2)	3,428,285

			62,918,853

		Utah - 0.5%
	3,000,000	Utah Housing Corp. 4.00%, 01/01/2045	3,230,760

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Vermont - 0.6%
$	2,800,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	$3,000,452
	900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(3)	927,666

			3,928,118

		Virginia - 0.3%
	1,750,000	Washington County, VA, Industrial DA Hospital 7.75%, 07/01/2038	1,999,375

		Washington - 2.4%
	2,060,000	Chelan County, WA, Public Utility District No. 1 0.00%, 06/01/2028(2)	1,468,986
		Grant County, WA, Utility Dist 2
	1,825,000	5.00%, 01/01/2022	2,152,861
	1,905,000	5.00%, 01/01/2023	2,284,609
		Washington State Health Care Fac Auth Rev
	1,295,000	5.00%, 01/01/2026	1,558,623
	780,000	5.00%, 07/01/2028	904,083
	2,000,000	5.00%, 03/01/2029	2,376,280
	3,600,000	Washington State Health Care Fac Auth, VA Mason Medical 6.13%, 08/15/2037	3,794,688
	1,150,000	Washington State Housing Finance Commission 7.00%, 07/01/2045(3)	1,193,896

			15,734,026

		West Virginia - 0.3%
	1,740,000	West Virginia Economic Development Auth 1.90%, 03/01/2040(1)	1,747,360

		Wisconsin - 2.3%
	1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,116,013
	1,500,000	Public Finance Auth 5.00%, 09/01/2025(3)	1,673,835
	1,700,000	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group 5.00%, 12/01/2028	2,050,778
		Wisconsin State
	2,685,000	5.75%, 05/01/2033	3,056,550
	1,295,000	6.00%, 05/01/2036	1,482,477
		Wisconsin State Health & Educational Fac Auth Rev
	2,000,000	5.00%, 11/15/2027	2,443,820
	2,465,000	5.25%, 08/15/2024	2,497,267

			15,320,740

		Total Municipal Bonds (cost $576,037,502)	$605,366,233

		Total Long-Term Investments (cost $576,037,502)	$605,366,233

The accompanying notes are an integral part of these financial statements.

131

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 8.7%
	Other Investment Pools & Funds - 8.7%
57,030,453	JP Morgan Tax Free Money Market Fund	$57,030,453

	Total Short-Term Investments (cost $57,030,453)	57,030,453

Total Investments (cost $633,067,955)^	101.0%	$662,396,686
Other Assets and Liabilities	(1.0)%	(6,608,545)

Total Net Assets	100.0%	$655,788,141

The accompanying notes are an integral part of these financial statements.

132

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$32,469,305
Unrealized Depreciation	(3,140,574)

Net Unrealized Appreciation	$29,328,731

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Security is a zero-coupon bond.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $12,374,387, which represents 1.9% of total net assets.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $5,039,039 at April 30, 2016.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Long Bond Future	81	06/21/2016	$13,432,671	$13,228,313	$ 204,358

Total futures contracts					$ 204,358

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

133

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$605,366,233	$—	$605,366,233	$—
Short-Term Investments	57,030,453	57,030,453	—	—
Futures Contracts(2)	204,358	204,358	—	—

Total	$662,601,044	$57,234,811	$605,366,233	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

134

The Hartford Municipal Real Return Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8%
		Alabama - 0.9%
$	1,500,000	County of Jefferson, AL, Sewer Rev 5.00%, 10/01/2018	$1,607,835

		Alaska - 1.4%
	375,000	Alaska Municipal Bond Bank Auth Rev 5.75%, 09/01/2033	417,381
	610,000	Anchorage, AK, GO 5.25%, 08/01/2028	671,330
	1,000,000	CIVICVentures, AK 5.00%, 09/01/2026	1,210,470

			2,299,181

		Arizona - 1.0%
	1,000,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	1,134,680
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	272,232
	222,000	Sundance, AZ, Community Fac Dist 7.13%, 07/01/2027(1)	222,113

			1,629,025

		California - 14.0%
		California State Communities DA Rev
	570,000	1.20%, 04/01/2036(2)	498,984
	1,000,000	5.00%, 10/01/2022	1,078,270
	250,000	5.50%, 07/01/2037(3)	3
	500,000	California State Dept Water Resources Supply Rev 5.00%, 05/01/2022	541,515
	1,000,000	California State Health Facilities 6.00%, 07/01/2029	1,153,700
	170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	195,918
	1,530,000	Corona-Norco California University 4.00%, 09/01/2019	1,647,902
	300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	337,353
	315,000	Elk Grove Finance Auth 5.00%, 09/01/2031	372,651
	435,000	Foothill-Eastern Transportation Corridor Agency 5.00%, 01/15/2053(2)	453,518
	425,000	Golden State Tobacco Securitization Corp. 5.00%, 06/01/2017	444,678
	1,000,000	Hemet, CA, Unif School Dist FA Special Tax 5.00%, 09/01/2031	1,121,060
	400,000	Huntington Park, CA, Public FA Rev 5.25%, 09/01/2019	405,368
	1,000,000	Irvine, CA, Improvement Bond Act 4.00%, 09/02/2019	1,084,570
	1,100,000	Los Angeles, CA, Regional Airports Improvement Corp. 5.00%, 01/01/2020	1,233,606
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,144,910
	500,000	San Bernardino, CA, Community College Dist GO 6.38%, 08/01/2026	562,755
	500,000	San Buenaventura, CA, Rev 5.25%, 12/01/2017	526,180

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		California - 14.0% - (continued)
$	60,000	San Diego, CA, Redev Agency, Centre City Sub Pkg 5.25%, 09/01/2026	$60,200
	1,120,000	San Francisco City & County, CA, Redev FA 6.50%, 08/01/2032	1,288,437
	290,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	331,711
	1,000,000	San Jose, CA, Redev Agency 6.50%, 08/01/2019	1,121,360
	665,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	785,099
		Santa Margarita, CA, Water Dist Special Tax
	500,000	5.00%, 09/01/2024	566,005
	500,000	5.00%, 09/01/2025	557,295
	970,000	5.00%, 09/01/2028	1,121,999
	500,000	Southern California State Public Power Auth 5.00%, 07/01/2023	552,750
	225,000	Temecula, CA, Redev Agency Tax Allocation Rev 5.63%, 12/15/2038	229,934
	1,000,000	Tuolumne, CA, Wind Proj Auth Rev 5.88%, 01/01/2029	1,119,700
	700,000	Twin Rivers, CA, Unif School Dist Certificates of Participation 3.20%, 06/01/2035(2)	701,358
	1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,429,987
	1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,111,090

			23,779,866

		Colorado - 0.4%
	600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	688,650

		Connecticut - 2.4%
	1,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	1,839,480
	950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,148,493
	1,000,000	City of New Haven, CT, GO 5.00%, 11/01/2017	1,058,160

			4,046,133

		Delaware - 0.8%
	1,180,000	Delaware State Transportation Auth 5.00%, 07/01/2025	1,331,087

		District of Columbia - 2.7%
	3,000,000	District of Columbia University Rev 5.25%, 04/01/2034(2)	3,271,800
	1,035,000	Metropolitan Washington, DC, Airport Auth System Rev 5.00%, 10/01/2022	1,240,137

			4,511,937

		Florida - 6.5%
		Broward County, FL, Airport System Rev
	145,000	5.00%, 10/01/2019	163,088
	120,000	5.00%, 10/01/2020	138,293
	285,000	5.00%, 10/01/2021	334,362

The accompanying notes are an integral part of these financial statements.

135

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Florida - 6.5% - (continued)
		Collier County, FL, Industrial Development Auth
$	500,000	6.50%, 05/15/2020(1)	$500,720
	500,000	7.00%, 05/15/2024(1)	571,710
		Greater Orlando, FL, Aviation Auth
	1,500,000	5.00%, 10/01/2021	1,766,610
	1,000,000	5.00%, 10/01/2024	1,173,770
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(1)	2,094,380
	190,000	Miami Beach, FL, Health Fac Auth 5.00%, 11/15/2020	217,854
	625,000	Miami-Dade County Expressway Auth 5.00%, 07/01/2024	777,181
	530,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2027	630,350
	1,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	1,234,800
	1,000,000	Palm Beach County Health 6.80%, 06/01/2025	1,179,050
	360,000	River Bend Community Development Dist, Capital Improvement Rev 7.13%, 11/01/2015(3)	46,440
	250,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	250,780

			11,079,388

		Georgia - 1.3%
	2,000,000	Atlanta, GA, Airport Passenger Fac Charge Rev 5.00%, 01/01/2023	2,285,100

		Hawaii - 1.0%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,185,500
	500,000	Hawaii State Harbor System Rev 5.38%, 01/01/2020	501,725

			1,687,225

		Illinois - 16.8%
	100,000	Chicago Transit Auth 5.25%, 06/01/2022	106,593
	825,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	881,108
		Chicago, IL, O’Hare International Airport Rev
	825,000	5.00%, 01/01/2023	960,127
	1,500,000	5.00%, 01/01/2026	1,752,690
	2,670,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2025	3,025,030
		City of Chicago, IL, GO
	785,000	4.00%, 01/01/2018	792,881
	300,000	5.00%, 12/01/2023	305,013
	1,000,000	5.50%, 01/01/2030	1,017,840
		City of Chicago, IL, Wastewater Transmission Rev
	285,000	5.00%, 01/01/2028	321,449
	715,000	5.00%, 01/01/2029	802,430
		City of Chicago, IL, Waterworks Rev
	260,000	5.00%, 11/01/2017	265,036
	1,205,000	5.00%, 11/01/2029	1,327,524
	1,500,000	Huntley, IL, Special Service No. 9 5.10%, 03/01/2028	1,550,250

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Illinois - 16.8% - (continued)
		Illinois State FA Rev
$	1,000,000	5.00%, 10/01/2023	$1,220,220
	335,000	5.00%, 11/15/2028	401,856
	1,000,000	5.00%, 11/15/2031	1,184,980
	1,000,000	5.00%, 11/15/2033	1,169,250
	625,000	5.00%, 11/15/2034	729,069
		Illinois State GO
	1,000,000	5.00%, 01/01/2022	1,081,750
	2,000,000	5.25%, 01/01/2021	2,226,400
	1,000,000	Illinois State Toll Highway Auth 5.00%, 01/01/2027	1,177,940
	1,400,000	Kane Cook & DuPage Counties GO 5.00%, 01/01/2031	1,600,550
	625,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	748,100
	1,000,000	Met Pier & Exposition Auth, IL, Rev 5.00%, 12/15/2035	1,113,750
	1,000,000	Railsplitter, IL, Tobacco Settlement Auth 5.50%, 06/01/2023	1,173,900
	500,000	Springfield, IL, Water Rev 5.25%, 03/01/2026	539,180
	1,000,000	State of Illinois 5.00%, 02/01/2026	1,106,620

			28,581,536

		Indiana - 1.3%
	980,000	Indiana State Housing and Community DA 4.55%, 07/01/2027	983,126
		University of Southern Indiana
	820,000	5.00%, 10/01/2022	931,405
	250,000	5.00%, 10/01/2023	283,695

			2,198,226

		Kentucky - 0.9%
	230,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	239,830
	1,085,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,283,935

			1,523,765

		Louisiana - 2.0%
	1,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	1,550,505
	1,155,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	1,200,842
	500,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2034	571,635

			3,322,982

		Maryland - 0.6%
	1,000,000	Westminster Maryland Rev 3.88%, 07/01/2019	1,028,890

		Michigan - 1.3%
		Michigan Finance Auth
	600,000	5.00%, 07/01/2018	647,088
	335,000	5.00%, 07/01/2027	399,233
	335,000	5.00%, 07/01/2028	396,838
	350,000	5.00%, 07/01/2029	408,299

The accompanying notes are an integral part of these financial statements.

136

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Michigan - 1.3% - (continued)
$	275,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	$327,280

			2,178,738

		Missouri - 0.1%
	1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027(3)(4)	220,000

		Nevada - 0.2%
	400,000	Las Vegas, NV, Special Improvement Dist 5.00%, 06/01/2028	427,360

		New Jersey - 1.0%
		New Jersey State Econ DA
	625,000	4.88%, 09/15/2019	661,800
	1,000,000	5.00%, 09/01/2021	1,097,190

			1,758,990

		New York - 10.1%
	1,000,000	City of New York, NY 6.25%, 10/15/2028	1,131,787
	1,000,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	1,271,160
	3,000,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2023	3,545,820
	395,000	New York City Housing Development Corp. 4.50%, 02/15/2048	426,750
	470,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	493,552
		New York State Dormitory Auth Rev
	970,000	5.00%, 03/15/2028	1,042,207
	1,500,000	5.00%, 03/15/2030	1,869,435
	2,000,000	5.00%, 03/15/2031	2,462,000
	2,000,000	5.38%, 03/01/2029	2,233,000
	765,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(1)	839,633
		Newburth, NY, GO
	610,000	5.00%, 06/15/2017	634,595
	645,000	5.00%, 06/15/2018	692,627
	575,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(1)(5)	468,441

			17,111,007

		Ohio - 2.8%
		City of Cleveland, OH, Airport System Rev
	355,000	5.00%, 01/01/2022(6)	404,132
	325,000	5.00%, 01/01/2023(6)	375,739
	1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,378,212
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,547,220

			4,705,303

		Oklahoma - 1.4%
	2,310,000	Norman, OK, Regional Hospital Auth Rev 5.25%, 09/01/2019	2,434,139

		Other U.S. Territories - 2.3%
	1,500,000	Guam Government Business Privilege Tax Rev 5.00%, 01/01/2027	1,703,535
	1,000,000	Guam Government Power Auth Rev 5.00%, 10/01/2023	1,194,670

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Other U.S. Territories - 2.3% - (continued)
$	1,130,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2027	$672,350
	380,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	387,440

			3,957,995

		Pennsylvania - 5.4%
	1,000,000	Commonwealth FA 5.00%, 06/01/2026	1,205,440
	1,000,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,131,950
	665,000	Pennsylvania State Turnpike Commission Rev 6.00%, 06/01/2028	735,291
	750,000	Pennsylvania State, PA, GO 5.00%, 08/15/2023	913,065
	1,000,000	Philadelphia, PA, GO 5.25%, 08/01/2019	1,129,050
	200,000	Philadelphia, PA, School Dist GO 5.25%, 09/01/2023	219,138
		Pittsburgh, PA, School Dist GO
	1,570,000	5.00%, 09/01/2021	1,845,786
	750,000	5.00%, 09/01/2023	877,980
	1,000,000	Susquehanna Area Regional Airport Auth 5.00%, 01/01/2018	1,049,510

			9,107,210

		Rhode Island - 2.2%
	1,410,000	Cranston, RI, GO 5.00%, 07/01/2018	1,523,801
		Rhode Island Health & Educational Bldg Corp.
	1,215,000	5.00%, 05/15/2018	1,299,479
	800,000	5.00%, 05/15/2027	964,360

			3,787,640

		South Carolina - 0.7%
	1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,206,830

		South Dakota - 0.3%
	415,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	491,841

		Tennessee - 0.6%
	1,000,000	Johnson City, TN, Health & Educational Fac Board Hospital Rev 5.50%, 07/01/2031	1,007,700

		Texas - 7.7%
	1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,241,520
	750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	865,372
	1,500,000	Grapevine-Colleyville Independent School Dist GO, TX 5.00%, 08/15/2027(6)	1,880,835
	250,000	Harris County - Houston, TX 5.00%, 11/15/2032	289,013
	2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,302,552
		North Texas Tollway Auth Rev
	1,000,000	5.00%, 01/01/2030	1,181,640
	370,000	6.00%, 01/01/2025	399,770

The accompanying notes are an integral part of these financial statements.

137

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Texas - 7.7% - (continued)
$	325,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	$402,873
		Tarrant County, TX, Cultural Education Fac
	305,000	3.88%, 11/15/2020	308,276
	550,000	5.00%, 10/01/2034	607,689
	1,000,000	6.25%, 11/15/2029	1,133,820
	630,000	Texas Private Activity Bond Surface Transportation Corp. Rev 5.00%, 12/31/2055(6)	683,651
	1,000,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	1,065,530
	550,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	638,852

			13,001,393

		Vermont - 0.4%
	600,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)	618,444

		Virginia - 0.3%
	500,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	551,436

		Washington - 3.5%
	2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,579,262
		Washington State Health Care Fac Auth Rev
	590,000	5.00%, 01/01/2026	710,106
	1,820,000	5.00%, 03/01/2029	2,162,415
	550,000	Washington State Housing Finance Commission 6.50%, 07/01/2030(1)	569,498

			6,021,281

		West Virginia - 0.9%
	1,500,000	West Virginia State Econ DA Solid Waste Disposal Fac 2.25%, 01/01/2041(2)	1,504,635

		Wisconsin - 2.6%
	1,705,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2024	2,027,245
		Wisconsin State
	125,000	5.75%, 05/01/2033	142,298
	865,000	6.00%, 05/01/2036	990,226
	1,000,000	Wisconsin State Health & Educational Fac Auth Rev 5.00%, 11/15/2027	1,221,910

			4,381,679

		Total Municipal Bonds (cost $157,195,059)	$166,074,447

		Total Long-Term Investments (cost $157,195,059)	$166,074,447

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
4,270,941	JP Morgan Tax Free Money Market Fund	$4,270,941

	Total Short-Term Investments (cost $4,270,941)	4,270,941

Total Investments (cost $161,466,000)^	100.3%	$170,345,388
Other Assets and Liabilities	(0.3)%	(555,117)

Total Net Assets	100.0%	$169,790,271

The accompanying notes are an integral part of these financial statements.

138

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$10,279,354
Unrealized Depreciation	(1,399,966)

Net Unrealized Appreciation	$8,879,388

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $5,884,939, which represents 3.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
04/2007	$ 1,000,000	Stone Canyon, MO, Community Improvement Dist Rev	$990,337

At April 30, 2016, the aggregate value of these securities was $220,000, which represents 0.1% of total net assets.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,347,864 at April 30, 2016.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.53% Fixed	CPURNSA	USD	3,335,000	03/03/17	$—	$—	$(32,829)	$(32,829)
BCLY	1.65% Fixed	CPURNSA	USD	3,700,000	01/15/20	—	—	(54,090)	(54,090)
BCLY	1.86% Fixed	CPURNSA	USD	3,600,000	01/15/20	—	—	(122,799)	(122,799)
BCLY	2.12% Fixed	CPURNSA	USD	7,550,000	01/15/19	—	—	(369,624)	(369,624)
BCLY	2.79% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(918,905)	(918,905)
BCLY	2.98% Fixed	CPURNSA	USD	5,750,000	03/08/26	—	—	(1,229,422)	(1,229,422)
BNP	1.07% Fixed	CPURNSA	USD	6,275,000	02/03/17	—	—	(27,906)	(27,906)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	—	—	(130,276)	(130,276)
BNP	1.70% Fixed	CPURNSA	USD	4,850,000	01/15/23	—	—	40,706	40,706
BOA	2.45% Fixed	CPURNSA	USD	7,800,000	03/22/17	—	—	(530,795)	(530,795)
CBK	2.03% Fixed	CPURNSA	USD	1,185,000	06/01/25	—	—	(28,922)	(28,922)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	—	—	(31,319)	(31,319)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	—	—	(104,623)	(104,623)
DEUT	1.46% Fixed	CPURNSA	USD	6,785,000	03/02/17	—	—	(58,480)	(58,480)
DEUT	1.48% Fixed	CPURNSA	USD	3,155,000	03/02/17	—	—	(28,372)	(28,372)
DEUT	1.56% Fixed	CPURNSA	USD	5,020,000	09/02/20	—	—	(5,953)	(5,953)
DEUT	1.86% Fixed	CPURNSA	USD	1,475,000	12/02/24	—	—	(7,077)	(7,077)
DEUT	1.96% Fixed	CPURNSA	USD	1,985,000	08/04/25	—	—	(32,039)	(32,039)
DEUT	1.97% Fixed	CPURNSA	USD	7,450,000	11/12/19	—	—	(259,041)	(259,041)
DEUT	2.02% Fixed	CPURNSA	USD	1,850,000	12/11/24	—	—	(73,608)	(73,608)
DEUT	2.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	—	—	(227,562)	(227,562)
JPM	1.76% Fixed	CPURNSA	USD	12,288,000	07/15/23	—	—	129,719	129,719

The accompanying notes are an integral part of these financial statements.

139

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016 - (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
JPM	1.81% Fixed	CPURNSA	USD	5,080,000	11/03/25	$—	$—	$13,451	$13,451
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	—	—	(633,596)	(633,596)
JPM	2.75% Fixed	CPURNSA	USD	1,075,000	03/03/21	—	—	(141,118)	(141,118)
MSC	2.60% Fixed	CPURNSA	USD	1,525,000	08/09/23	—	—	(170,525)	(170,525)
UBS	2.65% Fixed	CPURNSA	USD	5,250,000	03/04/18	—	—	(457,828)	(457,828)
UBS	2.75% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(918,905)	(918,905)
UBS	2.79% Fixed	CPURNSA	USD	7,800,000	04/13/18	—	—	(789,010)	(789,010)
UBS	2.95% Fixed	CPURNSA	USD	5,750,000	03/07/26	—	—	(1,187,306)	(1,187,306)

Total						$—	$—	$(8,388,054)	$(8,388,054)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

140

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$166,074,447	$—	$166,074,447	$—
Short-Term Investments	4,270,941	4,270,941	—	—
Swaps - Interest Rate(2)	183,876	—	183,876	—

Total	$170,529,264	$4,270,941	$166,258,323	$—

Liabilities
Swaps - Interest Rate(2)	$(8,571,930)	$—	$(8,571,930)	$—

Total	$(8,571,930)	$—	$(8,571,930)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

141

Hartford Municipal Short Duration Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2%
		Arizona - 1.7%
$	250,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	$283,670

		California - 8.3%
	250,000	Bay Area Toll Auth Bridge Rev 1.88%, 04/01/2047(1)	255,372
	135,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	152,013
	250,000	California State Health Facilities Financing Auth 5.88%, 07/01/2025	289,657
	200,000	Jurupa Public Financing Auth 4.00%, 09/01/2018	210,956
	80,000	Long Beach Bond Finance Auth 5.25%, 11/15/2018	87,547
	100,000	Orange County Community Fac Dist 4.00%, 08/15/2021	111,300
	100,000	Riverside County, CA, Infrastructure Financing Auth 4.00%, 11/01/2018	107,750
	50,000	San Jose Redevelopment Agency 6.50%, 08/01/2018	53,182
	100,000	Tustin Communities Fac Dist 3.00%, 09/01/2019	104,846

			1,372,623

		Colorado - 4.3%
	110,000	Colorado Health Fac Auth 2.00%, 09/01/2017	111,094
	250,000	Denver, CO, City and County Special Fac Airport Rev 5.25%, 11/15/2018	275,162
	50,000	E-470 Public Highway Auth 0.00%, 09/01/2019(2)	47,577
	100,000	3.00%, 09/01/2016	100,784
	150,000	Park Creek Metropolitan District 5.00%, 12/01/2021	172,515

			707,132

		Connecticut - 4.5%
	150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	166,469
	25,000	City of New Britain, CT, GO 5.00%, 03/01/2017	25,849
	150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	175,225
	100,000	Connecticut State Health & Educational Fac Auth 3.25%, 09/01/2021(3)	100,633
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	277,392

			745,568

		Florida - 4.9%
	165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	190,153
	100,000	Lake County, FL, School Board 3.00%, 06/01/2016	100,175
	245,000	Orlando & Orange County, FL, Expressway Auth 8.25%, 07/01/2016	247,991
	250,000	School District of Broward County, FL, GO 5.00%, 07/01/2017	262,498

			800,817

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Georgia - 0.4%
$	70,000	Burke County Development Auth 2.35%, 10/01/2032(1)	$72,132

		Guam - 1.5%
	125,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	135,340
	100,000	Guam Government Business Privilege Tax Rev 4.00%, 11/15/2018	106,829

			242,169

		Illinois - 18.1%
	100,000	Chicago Park Dist 5.00%, 01/01/2017	102,269
	100,000	Chicago Transit Auth 5.00%, 06/01/2019	109,845
	100,000	5.00%, 06/01/2020	111,932
	100,000	5.00%, 12/01/2022	114,953
	255,000	Chicago, IL, Board of Education 0.00%, 12/01/2016(2)	248,390
	250,000	City of Chicago O’Hare International Airport 5.25%, 01/01/2019	274,817
	95,000	City of Chicago, IL, GO 4.00%, 01/01/2020	95,298
	50,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2016	50,954
	200,000	5.00%, 11/01/2018	215,882
	20,000	5.00%, 11/01/2020	22,247
	100,000	Cook County, IL, GO 5.00%, 11/15/2019	109,425
	100,000	Illinois Finance Auth 5.00%, 11/15/2021	117,348
	130,000	7.75%, 08/15/2034	153,161
	250,000	Illinois State Toll Highway Auth 5.00%, 12/01/2017	266,115
	100,000	Kane McHenry Cook & DeKalb Counties, IL, Community School Dist 4.00%, 01/01/2020	109,727
	50,000	Metropolitan Pier & Exposition Auth 0.00%, 12/15/2019(2)	46,431
	50,000	0.00%, 06/15/2021(2)	43,482
	180,000	State of Illinois 4.00%, 06/15/2020	197,809
	180,000	5.00%, 06/15/2017	188,447
	150,000	State of Illinois Unemployment Compensation Trust Fund 5.00%, 12/15/2016	153,981
	100,000	State of Illinois, GO 5.00%, 02/01/2020	109,774
	120,000	5.00%, 02/01/2022	133,571

			2,975,858

		Indiana - 0.2%
	25,000	Indianapolis Airport Auth 5.10%, 01/15/2017	25,735

		Kentucky - 0.7%
	115,000	Kentucky Economic Development Finance Auth 5.00%, 06/01/2018	123,118

		Louisiana - 4.2%
	165,000	City of New Orleans, LA, Sewerage Service Rev 5.00%, 06/01/2018	178,271
	110,000	5.00%, 06/01/2021	128,745

The accompanying notes are an integral part of these financial statements.

142

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Louisiana - 4.2% - (continued)
$	200,000	Louisiana State Citizens Property Insurance Corp. 5.00%, 06/01/2020	$200,686
	100,000	Louisiana State Public Facilities Auth Rev 3.00%, 05/15/2018	103,600
	75,000	New Orleans Aviation Board 5.00%, 01/01/2019	82,289

			693,591

		Maryland - 0.1%
	20,000	Maryland Economic Development Corp. 4.00%, 06/01/2020	22,078

		Michigan - 2.6%
	150,000	Michigan Finance Auth 5.00%, 07/01/2019	166,920
	250,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2021	265,747

			432,667

		Minnesota - 0.8%
	135,000	City of Rochester, MN, Healthcare & Housing Rev Fac 3.50%, 12/01/2018	139,061

		Nebraska - 1.5%
	120,000	Central Plains Energy Project 5.25%, 12/01/2021	141,307
	100,000	County of Washington, NE 2.38%, 09/01/2030(1)	102,591

			243,898

		Nevada - 2.6%
	150,000	Clark County, NV, Department of Aviation 5.00%, 07/01/2017	157,051
	250,000	Clark County, NV, School Dist 5.00%, 06/15/2022	266,635

			423,686

		New Jersey - 1.8%
	280,000	New Jersey Educational Fac Auth Rev 5.00%, 09/01/2019	302,562

		New York - 5.1%
		New York State Dormitory Auth Rev
	250,000	4.00%, 05/01/2019	271,433
	360,000	5.00%, 07/01/2016	362,588
	100,000	New York Transportation Development Corp. 5.00%, 01/01/2019	110,077
		Oyster Bay, NY, Public Improvement, GO
	70,000	2.25%, 03/01/2017	69,336
	25,000	5.00%, 02/15/2019	26,031

			839,465

		Ohio - 1.7%
	135,000	American Municipal Power, Inc. 5.00%, 02/15/2017	139,488
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022(4)	68,304
	60,000	5.00%, 01/01/2023(4)	69,367

			277,159

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Pennsylvania - 8.5%
$	165,000	Allegheny County, PA, Hospital Development Auth 5.38%, 08/15/2029	$185,671
	125,000	Beaver County, PA, GO 4.00%, 11/15/2018	133,375
	250,000	Commonwealth of Pennsylvania, PA, GO 5.00%, 08/15/2019	281,757
	250,000	Pennsylvania State Turnpike Commission Rev 1.39%, 12/01/2021(1)	247,992
	150,000	Philadelphia Auth. for Industrial Dev. 5.00%, 12/01/2022	176,582
		School District of Philadelphia
	85,000	4.00%, 09/01/2022	88,667
	65,000	5.00%, 09/01/2020	71,986
	205,000	Susquehanna Area Regional Airport Auth 3.00%, 01/01/2017	206,870

			1,392,900

		Rhode Island - 1.2%
	80,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	84,890
	100,000	Rhode Island State, Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	113,149

			198,039

		South Carolina - 1.9%
	250,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	256,450
	55,000	Piedmont Municipal Power Agency 5.00%, 01/01/2017	56,550

			313,000

		South Dakota - 0.7%
	100,000	South Dakota Health & Educational Fac Auth 5.00%, 11/01/2020	115,383

		Texas - 14.8%
	120,000	Arlington Higher Education Finance Corp. Education Rev, Harmony Public School 4.00%, 02/15/2018	126,533
	200,000	Duncanville Independent School Dist 2.00%, 02/15/2017	202,254
	210,000	Harris County-Houston Sports Auth 5.00%, 11/15/2020	243,676
	100,000	Kerrville Health Fac Dev. Corp. 5.00%, 08/15/2020	112,640
	400,000	Leander Independent School Dist 0.00%, 08/15/2017(2)	396,284
		Lower Colorado River Auth Rev
	120,000	4.00%, 05/15/2020	132,632
	100,000	5.00%, 05/15/2020	114,440
	265,000	North Texas Tollway Auth Rev 5.63%, 01/01/2033	285,276
	400,000	Permanent Univ. Fund 5.00%, 07/01/2018	436,504
	200,000	Plano Independent School Dist 5.00%, 02/15/2017	206,920
	100,000	Tarrant County, TX, Cultural Education Fac 4.50%, 11/15/2021	101,806
	75,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	79,915

			2,438,880

The accompanying notes are an integral part of these financial statements.

143

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Virginia - 0.6%
$	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(1)	$91,616

		Washington - 1.5%
	55,000	State of Washington 5.00%, 08/01/2019	62,225
	80,000	Washington Health Care Fac Auth 5.00%, 10/01/2039	87,589
	100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021(3)	101,197

			251,011

		Total Municipal Bonds (cost $15,374,569)	$15,523,818

		Total Long-Term Investments (cost $15,374,569)	$15,523,818

SHORT-TERM INVESTMENTS - 7.1%
		Other Investment Pools & Funds - 7.1%
	1,176,515	JP Morgan Tax Free Money Market Fund	$1,176,515

		Total Short-Term Investments (cost $1,176,515)	$1,176,515

Total Investments (cost $16,551,084)^	101.3%	$16,700,333
Other Assets and Liabilities	(1.3)%	(212,100)

Total Net Assets	100.0%	$16,488,233

The accompanying notes are an integral part of these financial statements.

144

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$154,620
Unrealized Depreciation	(5,371)

Net Unrealized Appreciation	$149,249

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Security is a zero-coupon bond.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $201,830, which represents 1.2% of total net assets.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $137,535 at April 30, 2016.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

145

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$15,523,818	$—	$15,523,818	$—
Short-Term Investments	1,176,515	1,176,515	—	—

Total	$16,700,333	$1,176,515	$15,523,818	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

146

The Hartford Quality Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.4%
		Asset-Backed - Automobile - 3.0%
		AmeriCredit Automobile Receivables Trust
$	205,000	2.21%, 05/10/2021	$205,365
	550,000	3.41%, 10/08/2020(1)	555,234
	826,000	Capital Auto Receivables Asset Trust 1.72%, 01/22/2019	827,931
	115,000	Ford Credit Auto Owner Trust 1.27%, 12/15/2017	114,995
		Santander Drive Auto Receivables Trust
	202,000	2.36%, 04/15/2020	203,266
	620,000	2.44%, 04/15/2021	623,470
	525,000	2.74%, 01/15/2021	529,871
	200,000	Westlake Automobile Receivables Trust 2.24%, 04/15/2020(1)	199,350
	545,000	World Omni Auto Receivables Trust 1.06%, 09/15/2019	544,371

			3,803,853

		Asset-Backed - Finance & Insurance - 4.8%
	500,000	Atrium IX 1.94%, 02/28/2024(1)(2)	496,926
	250,000	Carlyle Global Market Strategies Ltd. 2.15%, 04/17/2025(1)(2)	249,794
	400,000	Cent CLO Ltd. 2.10%, 11/07/2026(1)(2)	398,944
	330,000	CIFC Funding 2012-II Ltd. 3.34%, 12/05/2024(1)(2)	323,986
	500,000	Dryden Senior Loan Fund 2.11%, 07/15/2026(1)(2)	499,600
	125,000	HSI Asset Securitization Corp. Trust 0.71%, 02/25/2036(2)	108,949
		Madison Park Funding Ltd.
	250,000	1.92%, 10/23/2025(1)(2)	247,715
	250,000	1.94%, 10/23/2025(1)(2)	247,919
		Magnetite CLO Ltd.
	500,000	2.11%, 04/15/2026(1)(2)	499,081
	500,000	2.59%, 07/25/2026(1)(2)	490,937
	263,059	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	263,086
	250,000	Race Point CLO Ltd. 1.87%, 02/20/2025(1)(2)	247,259
	799,276	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	801,134
		Springleaf Funding Trust
	95,013	2.41%, 12/15/2022(1)	94,987
	875,000	3.16%, 11/15/2024(1)	875,992
	153,750	TAL Advantage LLC 2.83%, 02/22/2038(1)	145,116

			5,991,425

		Asset-Backed - Home Equity - 1.8%
	256,032	Ameriquest Mortgage Securities, Inc. 1.71%, 08/25/2033(2)	244,324
	231,195	Argent Securities, Inc. 1.49%, 10/25/2033(2)	225,863
	211,629	Asset Backed Securities Corp. Home Equity Loan Trust 0.95%, 08/25/2034(2)	189,696
		NRZ Advance Receivables Trust
	820,000	3.20%, 11/15/2047(1)	816,815
	815,000	3.30%, 08/17/2048(1)	819,903

			2,296,601

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.4% - (continued)
		Commercial Mortgage-Backed Securities - 8.5%
$	570,000	Banc of America Commercial Mortgage Trust 5.72%, 06/10/2049(2)	$586,788
	185,670	Bear Stearns Commercial Mortgage Securities Trust 5.33%, 02/11/2044	189,458
		Commercial Mortgage Trust
	725,000	3.96%, 03/10/2047	789,075
	286,972	5.44%, 03/10/2039	291,860
	95,000	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	96,528
		CSAIL Commercial Mortgage Trust
	2,300,000	3.50%, 06/15/2057	2,432,746
	1,500,000	3.72%, 08/15/2048	1,609,741
		FREMF Mortgage Trust
	153,000	3.48%, 11/25/2046(1)(2)	153,439
	165,000	4.38%, 06/25/2047(1)(2)	167,608
	200,000	4.69%, 10/25/2030(1)(2)	208,223
	720,752	4.77%, 01/25/2048(1)(2)	778,361
	400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.96%, 04/15/2046	414,046
		LB-UBS Commercial Mortgage Trust
	201,829	5.37%, 09/15/2039	203,379
	182,441	5.43%, 02/15/2040	185,885
	51,197	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	52,059
	623,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	648,806
	373,821	Morgan Stanley Re-Remic Trust 5.99%, 08/15/2045(1)(2)	381,332
		WFRBS Commercial Mortgage Trust
	675,000	3.61%, 11/15/2047	720,824
	633,000	4.10%, 03/15/2047	698,726

			10,608,884

		Whole Loan Collateral CMO - 6.3%
		Connecticut Avenue Securities
	369,603	2.59%, 09/25/2028(2)	369,989
	420,000	3.04%, 05/25/2024(2)	390,869
	675,000	3.44%, 07/25/2024(2)	639,034
	550,000	4.44%, 05/25/2025(2)	546,227
	300,000	4.84%, 01/25/2024(2)	305,756
	600,000	5.44%, 07/25/2025(2)	617,331
	525,129	GSR Mortgage Loan Trust 3.01%, 01/25/2036(2)	479,929
	91,821	IndyMac Index Mortgage Loan Trust 3.16%, 06/25/2036(2)	74,221
		LSTAR Securities Investment Trust
	231,089	2.43%, 05/01/2020(1)(2)	225,562
	231,823	2.43%, 08/01/2020(1)(2)	226,359
	851,065	2.44%, 04/01/2020(1)(2)	826,597
	59,670	Morgan Stanley Dean Witter Capital I 1.94%, 03/25/2033(2)	51,173
	166,518	MortgageIT Trust 1.08%, 02/25/2035(2)	157,908
	209,323	Residential Accredit Loans, Inc. 3.78%, 09/25/2035(2)	171,646
	133,356	Residential Funding Mortgage Securities, Inc. 3.00%, 09/25/2035(2)	123,780

The accompanying notes are an integral part of these financial statements.

147

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.4% - (continued)
		Whole Loan Collateral CMO - 6.3% - (continued)
$	69,449	Sequoia Mortgage Trust 0.90%, 02/20/2035(2)	$65,176
		Springleaf Mortgage Loan Trust
	200,447	2.31%, 06/25/2058(1)(2)	200,470
	155,172	3.52%, 12/25/2065(1)(2)	155,475
	350,000	SPS Servicer Advance Receivables Trust 2.62%, 01/15/2047(1)	349,105
	575,826	Thornburg Mortgage Securities Trust 2.53%, 04/25/2045(2)	567,296
		Towd Point Mortgage Trust
	139,003	2.75%, 04/25/2055(1)(2)	139,135
	1,006,217	2.75%, 04/26/2055(1)(2)	1,005,976
	178,694	3.00%, 03/25/2054(1)(2)	180,306

			7,869,320

		Total Asset & Commercial Mortgage Backed Securities (cost $30,321,238)	$30,570,083

U.S. GOVERNMENT AGENCIES - 88.8%
		FHLMC - 39.2%
	24,975	0.00%, 11/15/2036(3)(4)	$22,628
	695,000	1.71%, 07/25/2041(2)(5)	64,453
	2,250,000	1.81%, 11/25/2040(2)(5)	219,991
	1,150,384	1.88%, 07/25/2028(2)	1,150,384
	250,000	2.94%, 08/25/2024(2)	254,440
	256,160	3.00%, 03/15/2033(5)	32,700
	379,919	3.00%, 06/01/2035	394,799
	585,875	3.00%, 11/01/2035	607,923
	821,834	3.00%, 04/01/2036	852,711
	684,319	3.00%, 04/01/2043	702,288
	1,472,326	3.00%, 12/01/2043	1,510,483
	838,801	3.00%, 08/01/2045	860,182
	290,713	3.00%, 09/01/2045	298,123
	425,880	3.00%, 10/01/2045	436,736
	985,622	3.00%, 12/01/2045	1,010,746
	3,425,000	3.00%, 05/01/2046(6)	3,509,019
	1,050,000	3.04%, 12/25/2027(2)	1,056,917
	775,000	3.09%, 03/25/2028(2)	788,917
	565,000	3.23%, 05/25/2028(2)	575,765
	4,545,738	3.50%, 01/01/2046	4,765,675
	1,586,911	3.50%, 02/01/2046	1,663,691
	6,979,510	3.50%, 03/01/2046	7,317,200
	4,874,929	3.50%, 04/01/2046	5,110,793
	925,000	3.50%, 05/01/2046(6)	968,883
	542,621	4.00%, 07/15/2027(5)	58,439
	5,200,000	4.00%, 05/01/2046(6)	5,552,625
	300,000	4.04%, 04/25/2024(2)	292,843
	1,837,549	4.50%, 07/01/2042	2,008,148
	3,750,000	4.50%, 05/01/2046(6)	4,078,341
	763,518	5.00%, 05/01/2039	845,107
	1,203,163	5.00%, 08/01/2039	1,324,987
	449,582	5.00%, 07/01/2041	494,967
	100,000	5.00%, 05/01/2046(6)	109,959
	88,316	5.50%, 08/15/2033	98,139

			49,039,002

		FNMA - 31.9%
	178,629	0.00%, 06/25/2036(3)(4)	158,848
	334,666	1.75%, 04/25/2055(2)(5)	21,460

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 88.8% - (continued)
		FNMA - 31.9% - (continued)
$	786,023	1.85%, 06/25/2055(2)(5)	$52,044
	1,267,972	1.94%, 08/25/2044(2)(5)	87,875
	335,000	2.00%, 02/25/2043	293,808
	50,000	2.44%, 01/01/2023	51,095
	250,265	2.48%, 08/01/2022	257,185
	70,959	2.50%, 06/25/2028(5)	6,548
	1,900,000	2.50%, 05/01/2031(6)	1,952,584
	1,800,000	2.50%, 06/01/2031(6)	1,846,441
	420,000	2.50%, 03/25/2043	388,243
	4,720	2.66%, 09/01/2022	4,896
	100,000	2.68%, 05/01/2025	102,741
	469,732	2.71%, 12/01/2027	475,177
	1,190,847	2.87%, 10/01/2025	1,241,539
	950,000	2.95%, 10/01/2025	994,379
	355,227	2.95%, 01/01/2028	364,938
	975,000	2.99%, 11/01/2025	1,023,196
	190,166	3.00%, 04/25/2028(5)	20,026
	2,307,702	3.00%, 03/01/2031	2,412,422
	1,150,000	3.00%, 05/01/2031(6)	1,201,196
	96,893	3.00%, 12/01/2035	100,625
	1,250,000	3.18%, 10/01/2025	1,329,304
	15,000	3.34%, 04/01/2024	16,105
	990,000	3.38%, 12/01/2029	1,041,137
	83,419	3.45%, 01/01/2024	89,872
	4,907	3.47%, 01/01/2024	5,306
	2,863,583	3.50%, 11/01/2026	3,032,563
	104,786	3.50%, 05/25/2030(5)	12,941
	1,678,300	3.50%, 01/01/2046	1,760,357
	1,482,769	3.50%, 02/01/2046	1,554,378
	3,075,852	3.50%, 03/01/2046	3,224,398
	249,379	3.54%, 02/01/2024	270,603
	14,469	3.67%, 08/01/2023	15,785
	5,000	3.76%, 03/01/2024	5,497
	5,000	3.86%, 12/01/2025	5,574
	14,464	3.87%, 10/01/2025	16,087
	14,719	3.89%, 05/01/2030	16,013
	15,286	3.93%, 10/01/2023	16,962
	112,037	3.96%, 05/01/2034	121,006
	10,000	3.97%, 05/01/2029	11,079
	700,000	4.00%, 05/01/2031(6)	729,074
	1,031,689	4.00%, 12/01/2040	1,107,119
	247,504	4.00%, 03/01/2041	265,219
	65,825	4.00%, 03/25/2042(5)	9,943
	592,075	4.00%, 12/01/2045	633,658
	598,360	4.00%, 02/01/2046	640,462
	8,125,000	4.00%, 05/01/2046(6)	8,679,625
	9,485	4.06%, 10/01/2028	10,858
	495,292	4.06%, 03/01/2030	563,512
	144,585	4.50%, 07/25/2027(5)	15,800
	166,949	4.50%, 08/01/2041	184,092
	56,615	4.50%, 09/01/2041	61,774
	425,000	4.50%, 05/01/2046(6)	462,735
	86,587	5.46%, 05/25/2042(2)(5)	10,342
	800,000	5.50%, 05/01/2046(6)	895,906

			39,872,352

		GNMA - 17.7%
	548,176	2.14%, 04/20/2040	482,971
	98,815	3.00%, 08/15/2045	102,321
	10,600,000	3.00%, 05/01/2046(6)	10,975,969
	3,075,000	3.50%, 05/01/2046(6)	3,247,849

The accompanying notes are an integral part of these financial statements.

148

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 88.8% - (continued)
		GNMA - 17.7% - (continued)
$	2,600,280	4.00%, 04/16/2026(5)	$296,985
	58,288	4.00%, 05/16/2042(5)	8,292
	83,799	4.00%, 01/20/2044(5)	18,830
	2,500,000	4.00%, 05/01/2046(6)	2,668,067
	251,437	4.50%, 09/16/2040	289,873
	100,020	4.50%, 09/20/2041	108,806
	60,417	4.50%, 05/20/2044	64,916
	114,980	4.50%, 10/20/2044	123,533
	275,000	4.50%, 05/01/2046(6)	294,927
	252,355	5.00%, 05/20/2034	283,447
	69,176	5.00%, 07/15/2039	77,865
	639,908	5.00%, 04/20/2041	829,798
	63,949	5.00%, 06/15/2041	71,142
	306,960	5.00%, 10/16/2041(5)	52,475
	63,083	5.00%, 03/15/2044	70,233
	600,000	5.00%, 05/01/2046(6)	661,336
	741,513	5.50%, 05/20/2038	834,856
	132,621	5.50%, 03/16/2039	148,526
	42,564	6.00%, 01/15/2039	47,985
	301,942	6.00%, 09/15/2040	340,324

			22,101,326

		Total U.S. Government Agencies (cost $110,160,355)	$111,012,680

U.S. GOVERNMENT SECURITIES - 3.3%
		U.S. Treasury Securities - 3.3%
		U.S. Treasury Notes - 3.3%
	4,150,000	U.S. Treasury Notes 1.63%, 02/15/2026	$4,078,023

			4,078,023

		Total U.S. Government Securities (cost $4,060,191)	$4,078,023

		Total Long-Term Investments (cost $144,541,784)	$145,660,786

SHORT-TERM INVESTMENTS - 21.6%
		Other Investment Pools & Funds - 21.6%
	26,981,505	Fidelity Money Market Class 1	$26,981,505

		Total Short-Term Investments (cost $26,981,505)	$26,981,505

Total Investments (cost $171,523,289)^	138.1%	$172,642,291
Other Assets and Liabilities	(38.1)%	(47,664,381)

Total Net Assets	100.0%	$124,977,910

The accompanying notes are an integral part of these financial statements.

149

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$1,245,746
Unrealized Depreciation	(126,744)

Net Unrealized Appreciation	$1,119,002

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $13,271,726, which represents 10.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Securities disclosed are principal-only strips.

(4)	Security is a zero-coupon bond.

(5)	Securities disclosed are interest-only strips.

(6)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	8	06/21/2016	$1,040,080	$1,040,500	$420
U.S. Treasury 5-Year Note Future	12	06/30/2016	1,441,896	1,450,969	9,073
U.S. Treasury Long Bond Future	3	06/21/2016	493,813	489,937	(3,876)
U.S. Treasury Ultra Long Term Bond Future	28	06/21/2016	4,837,663	4,797,625	(40,038)

Total					$(34,421)

Short position contracts:
U.S. Treasury 2-Year Note Future	19	06/30/2016	$4,154,262	$4,153,875	$387

Total futures contracts					$(34,034)

TBA Sale Commitments Outstanding at April 30, 2016
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$3,500,000	05/01/2046	$(3,585,859)	$(15,039)
FNMA, 3.00%	3,515,000	05/01/2046	(3,603,287)	3,303
FNMA, 3.50%	1,570,000	05/01/2031	(1,659,907)	(3,311)
FNMA, 3.50%	10,900,000	05/01/2046	(11,422,860)	(513)
FNMA, 4.50%	2,225,000	05/01/2046	(2,422,556)	(5,003)
FNMA, 5.00%	2,200,000	05/01/2046	(2,434,868)	(4,899)

Total (proceeds $25,103,875)			$(25,129,337)	$(25,462)

At April 30, 2016, the aggregate market value of these securities represents (20.1)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

150

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

151

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$30,570,083	$—	$30,570,083	$—
U.S. Government Agencies	111,012,680	—	111,012,680	—
U.S. Government Securities	4,078,023	—	4,078,023	—
Short-Term Investments	26,981,505	26,981,505	—	—
Futures Contracts(2)	9,880	9,880	—	—

Total	$172,652,171	$26,991,385	$145,660,786	$—

Liabilities
Futures Contracts(2)	$(43,914)	$(43,914)	$—	$—
TBA Sale Commitments	(25,129,337)	—	(25,129,337)	—

Total	$(25,173,251)	$(43,914)	$(25,129,337)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$104,992	$104,992
Purchases	—	—
Sales	(105,000)	(105,000)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	8	8
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $8.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

152

The Hartford Short Duration Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9%
		Asset-Backed - Automobile - 1.7%
		AmeriCredit Automobile Receivables Trust
$	1,290,000	1.60%, 07/08/2019	$1,290,527
	380,000	1.81%, 10/08/2020	382,040
	2,000,000	2.72%, 09/09/2019	2,020,281
	395,000	CarMax Auto Owner Trust 1.50%, 08/15/2018	395,761
	382,474	Chesapeake Funding LLC 0.89%, 01/07/2025(1)(2)	382,260
	115,972	Chrysler Capital Auto Receivables Trust 0.91%, 04/16/2018(1)	115,954
		Credit Acceptance Automotive Loan Trust
	541,210	1.50%, 04/15/2021(1)	540,980
	1,380,000	1.55%, 10/15/2021(1)	1,380,211
	220,747	First Investors Auto Owner Trust 1.23%, 03/15/2019(1)	220,559
	1,905,000	GM Financial Automobile Leasing Trust 2.14%, 06/20/2019	1,893,961
	1,415,000	Honda Auto Receivables Owner Trust 1.46%, 10/15/2020	1,419,268
	1,595,000	M&T Bank Automotive Receivables Trust 1.57%, 08/15/2018(1)	1,597,743
	920,000	Prestige Automotive Receivables Trust 1.52%, 04/15/2020(1)	919,919
	1,960,000	Santander Drive Automotive Receivables Trust 3.64%, 05/15/2018	1,978,078

			14,537,542

		Asset-Backed - Credit Card - 0.2%
	455,000	American Express Credit Account Master Trust 0.98%, 05/15/2019	455,380
	1,645,000	Synchrony Credit Card Master Note Trust 2.04%, 03/15/2022	1,656,109

			2,111,489

		Asset-Backed - Finance & Insurance - 6.5%
		Ally Master Owner Trust
	3,900,000	1.43%, 06/17/2019	3,899,169
	2,695,000	1.54%, 09/15/2019	2,698,780
	3,000,000	American Tower Trust I 1.55%, 03/15/2043(1)	2,996,156
		Apidos CLO
	2,250,000	1.73%, 04/15/2025(1)(2)	2,221,002
	1,495,000	2.13%, 04/17/2026(1)(2)	1,492,258
		Carlyle Global Market Strategies Ltd.
	870,000	1.78%, 04/18/2025(1)(2)	861,176
	2,750,000	2.73%, 07/20/2023(1)(2)	2,736,390
	1,500,000	Cent CLO Ltd. 2.12%, 01/25/2026(1)(2)	1,485,636
		CIFC Funding Ltd.
	2,125,000	1.78%, 04/16/2025(1)(2)	2,095,692
	2,180,000	2.41%, 08/14/2024(1)(2)	2,148,453
	509,850	DB Master Finance LLC 3.26%, 02/20/2045(1)	503,375
	1,460,000	Dryden Senior Loan Fund 1.98%, 04/18/2026(1)(2)	1,452,875
	117,766	First Franklin Mortgage Loan Trust 1.08%, 05/25/2035(2)	117,472
	435,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	433,423
	1,700,000	Gramercy Park CLO Ltd. 2.53%, 07/17/2023(1)(2)	1,687,726

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9% - (continued)
		Asset-Backed - Finance & Insurance - 6.5% - (continued)
$	54,018	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(3)	$—
	2,000,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	1,976,014
	2,000,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	1,984,362
	180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(3)	—
	4,680,000	Magnetite CLO Ltd. 2.59%, 07/25/2026(1)(2)	4,595,170
	2,670,000	MMAF Equipment Finance LLC 1.59%, 02/08/2022(1)	2,660,853
	734,752	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	734,826
	1,470,000	Neuberger Berman CLO Ltd. 2.10%, 04/15/2026(1)(2)	1,465,862
	2,500,000	Octagon Investment Partners Ltd. 1.75%, 07/17/2025(1)(2)	2,453,745
	1,540,000	Ocwen Master Advance Receivables Trust 3.21%, 11/15/2047(1)	1,540,253
	2,500,000	Race Point CLO Ltd. 2.48%, 05/24/2023(1)(2)	2,460,238
	2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)	2,066,924
	1,835,485	Springleaf Funding Trust 2.41%, 12/15/2022(1)	1,834,966
	46,563	Structured Asset Investment Loan Trust 1.01%, 04/25/2035(2)	46,555
	514,325	Structured Asset Securities Corp. 0.59%, 02/25/2036(2)	511,069
	4,035,000	Symphony CLO L.P. 2.19%, 01/09/2023(1)(2)	3,973,971
	1,455,000	Voya CLO Ltd. 2.13%, 04/18/2026(1)(2)	1,449,406

			56,583,797

		Asset-Backed - Home Equity - 0.5%
	909,433	Accredited Mortgage Loan Trust 1.12%, 01/25/2035(2)	893,768
	524,796	Aegis Asset Backed Securities Trust 1.54%, 09/25/2034(2)	519,800
	1,065,932	Home Equity Asset Trust 1.08%, 11/25/2034(2)	1,064,791
	1,395,474	Morgan Stanley Capital I Trust 1.20%, 01/25/2035(2)	1,376,753
	107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
	618,689	Residential Asset Securities Corp. 5.37%, 07/25/2034(2)	636,728

			4,491,841

		Commercial Mortgage - Backed Securities - 2.9%
	3,827,032	Bayview Commercial Asset Trust 0.00%, 01/25/2037(1)(2)(4)	383
	2,927,239	CBA Commercial Small Balance Commercial Mortgage 0.14%, 01/25/2039(1)(2)(4)	—
	2,683,293	CD Mortgage Trust 5.89%, 11/15/2044(2)	2,797,724
	586,469	Citigroup Commercial Mortgage Trust 0.69%, 09/10/2045	584,847

The accompanying notes are an integral part of these financial statements.

153

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9% - (continued)
		Commercial Mortgage - Backed Securities - 2.9% - (continued)
$	2,669,066	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	$2,714,253
		COMM Mortgage Trust
	378,300	0.70%, 10/15/2045	377,431
	783,314	1.28%, 08/10/2046	781,784
	85,415	1.34%, 07/10/2045	85,402
	104,602	Commercial Mortgage Pass-Through Certificates 0.67%, 10/15/2045	104,468
	1,490,994	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	1,495,205
		DBUBS Mortgage Trust
	1,192,724	1.10%, 11/10/2046(1)(2)(4)	30,374
	964,889	3.64%, 08/10/2044	965,268
	50,430	3.74%, 11/10/2046(1)	50,731
	2,320,000	FREMF Mortgage Trust 3.08%, 10/25/2047(1)(2)	2,340,549
	313,345	GS Mortgage Securities Corp. II 0.66%, 11/10/2045	312,889
	469,940	GS Mortgage Securities Trust 1.21%, 07/10/2046	469,089
	1,196,863	Hilton USA Trust 1.44%, 11/05/2030(1)(2)	1,196,095
		JP Morgan Chase Commercial Mortgage Securities Trust
	641,625	1.30%, 01/15/2046	640,926
	53,484	3.85%, 06/15/2043(1)	53,431
	1,719,454	3.91%, 05/05/2030(1)	1,840,577
	235,979	6.15%, 04/17/2045(2)	235,738
	81,374	Merrill Lynch Mortgage Trust 6.03%, 06/12/2050(2)	81,330
	563,165	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	572,645
	119,570	Morgan Stanley Bank of America Merrill Lynch Trust 0.66%, 11/15/2045	119,366
	732,282	Morgan Stanley Capital I Trust 3.22%, 07/15/2049	733,930
	996,400	Morgan Stanley Reremic Trust 1.00%, 03/27/2051(1)	983,198
	821,302	UBS-Barclays Commercial Mortgage Trust 0.73%, 08/10/2049	817,782
		Wachovia Bank Commercial Mortgage Trust
	2,842,149	5.31%, 11/15/2048	2,888,449
	752,031	5.48%, 04/15/2047	753,293
	758,293	WF-RBS Commercial Mortgage Trust 0.67%, 11/15/2045	754,913

			24,782,070

		Whole Loan Collateral CMO - 1.1%
		Connecticut Avenue Securities
	1,288,282	1.39%, 05/25/2024(2)	1,277,954
	2,264,671	1.64%, 07/25/2024(2)	2,263,954
	1,015,305	New Residential Mortgage Loan Trust 3.75%, 03/25/2056(1)	1,046,262
	249,321	Springleaf Mortgage Loan Trust 1.27%, 06/25/2058(1)(2)	248,010

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
		Towd Point Mortgage Trust
$	1,067,710	2.75%, 02/25/2055(1)(2)	$1,061,407
	1,134,442	2.75%, 04/25/2055(1)(2)	1,135,520
	1,170,020	2.75%, 04/26/2055(1)(2)	1,169,740
	991,196	2.75%, 05/25/2055(1)(2)	991,960

			9,194,807

		Total Asset & Commercial Mortgage Backed Securities (cost $113,383,482)	$111,701,546

CORPORATE BONDS - 56.6%
		Aerospace/Defense - 0.1%
	365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$370,406

		Agriculture - 0.3%
	2,000,000	Imperial Brands Finance plc 2.05%, 02/11/2018(1)	2,011,236
		Reynolds American, Inc.
	180,000	2.30%, 08/21/2017	182,254
	644,000	3.25%, 06/12/2020	675,300

			2,868,790

		Auto Manufacturers - 4.2%
		American Honda Finance Corp.
	675,000	1.60%, 02/16/2018(1)	679,656
	2,500,000	1.70%, 02/22/2019	2,528,760
		Daimler Finance NA LLC
	2,000,000	1.88%, 01/11/2018(1)	2,013,480
	2,500,000	2.25%, 09/03/2019(1)	2,540,628
		Ford Motor Credit Co. LLC
	3,500,000	2.02%, 05/03/2019	3,500,000
	2,000,000	2.46%, 03/27/2020	2,013,202
	2,500,000	General Motors Co. 3.50%, 10/02/2018	2,579,647
	2,500,000	General Motors Financial Co., Inc. 3.20%, 07/13/2020	2,535,410
		Harley-Davidson Financial Services, Inc.
	840,000	2.40%, 09/15/2019(1)	855,583
	2,500,000	2.85%, 01/15/2021(1)	2,585,197
		Hyundai Capital America
	2,500,000	2.13%, 10/02/2017(1)	2,511,083
	2,490,000	2.60%, 03/19/2020(1)	2,503,063
		Nissan Motor Acceptance Corp.
	2,500,000	2.35%, 03/04/2019(1)	2,540,960
	1,250,000	2.55%, 03/08/2021(1)	1,279,410
	1,250,000	PACCAR Financial Corp. 1.65%, 02/25/2019	1,257,735
		Toyota Motor Credit Corp.
	1,500,000	2.00%, 10/24/2018	1,527,684
	2,000,000	2.13%, 07/18/2019	2,046,266
	750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	751,091

			36,248,855

		Auto Parts & Equipment - 0.2%
	500,000	Delphi Automotive plc 3.15%, 11/19/2020	509,309
	1,200,000	Johnson Controls, Inc. 1.40%, 11/02/2017	1,198,127

			1,707,436

The accompanying notes are an integral part of these financial statements.

154

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Beverages - 1.0%
$	4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	$4,108,172
	1,210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	1,229,662
	1,000,000	Pernod Ricard S.A. 2.95%, 01/15/2017(1)	1,010,680
	2,500,000	SABMiller Holdings, Inc. 1.33%, 08/01/2018(1)(2)	2,492,210

			8,840,724

		Biotechnology - 0.6%
	1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,510,254
	1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,093,281
	2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,071,360

			4,674,895

		Chemicals - 0.4%
	1,310,000	CF Industries, Inc. 7.13%, 05/01/2020	1,505,129
	375,000	Ecolab, Inc. 1.45%, 12/08/2017	375,200
	1,820,000	Monsanto Co. 2.13%, 07/15/2019	1,845,671

			3,726,000

		Commercial Banks - 20.7%
	2,250,000	Abbey National Treasury Services plc 2.38%, 03/16/2020	2,262,310
		ABN Amro Bank N.V.
	1,000,000	2.45%, 06/04/2020(1)	1,012,568
	1,429,000	4.25%, 02/02/2017(1)	1,455,402
		Bank of America Corp.
	2,500,000	2.25%, 04/21/2020	2,493,727
	3,000,000	2.60%, 01/15/2019	3,052,152
	2,000,000	2.63%, 10/19/2020	2,018,074
	2,000,000	2.63%, 04/19/2021	2,013,340
	2,500,000	2.65%, 04/01/2019	2,550,925
	1,500,000	Bank of Montreal 2.38%, 01/25/2019	1,531,186
		Bank of New York Mellon Corp.
	1,750,000	2.20%, 05/15/2019	1,783,743
	1,500,000	2.30%, 09/11/2019	1,534,120
		Bank of Nova Scotia
	1,500,000	1.38%, 12/18/2017	1,502,493
	1,000,000	1.95%, 01/15/2019	1,010,039
	3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,281,990
	3,000,000	Banque Federative du Credit Mutuel S.A. 2.00%, 04/12/2019(1)	3,011,136
		Barclays plc
	2,500,000	2.75%, 11/08/2019	2,500,957
	1,850,000	2.88%, 06/08/2020	1,843,072
	2,625,000	3.25%, 01/12/2021	2,643,677
		BB&T Corp.
	1,245,000	1.49%, 06/15/2018(2)	1,245,392
	815,000	1.60%, 08/15/2017	818,850
		BNP Paribas S.A.
	1,500,000	2.38%, 05/21/2020	1,519,365
	2,000,000	2.70%, 08/20/2018	2,050,986

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Commercial Banks - 20.7% - (continued)
		BPCE S.A.
$	1,390,000	2.50%, 12/10/2018	$1,415,715
	1,650,000	2.50%, 07/15/2019	1,674,856
	1,190,000	Capital One Financial Corp. 2.45%, 04/24/2019	1,203,674
		CIT Group, Inc.
	2,500,000	4.25%, 08/15/2017	2,535,937
	1,250,000	5.00%, 05/15/2017	1,275,781
		Citigroup, Inc.
	2,000,000	2.40%, 02/18/2020	2,015,738
	965,000	2.50%, 07/29/2019	981,212
	3,000,000	2.55%, 04/08/2019	3,055,212
	1,500,000	2.65%, 10/26/2020	1,518,302
		Citizens Bank NA/Providence RI
	3,250,000	2.45%, 12/04/2019	3,274,073
	1,165,000	2.50%, 03/14/2019	1,178,165
	1,555,000	Compass Bank 2.75%, 09/29/2019	1,559,872
	1,650,000	Cooperatieve Rabobank UA 2.50%, 01/19/2021	1,675,570
	1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,843,040
	2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021(1)	2,020,684
	1,250,000	Credit Suisse New York 1.70%, 04/27/2018	1,249,149
	1,250,000	Danske Bank A/S 2.80%, 03/10/2021(1)	1,281,095
	2,000,000	Deutsche Bank AG/London 1.88%, 02/13/2018	1,997,406
	2,600,000	Discover Bank/Greenwood 3.10%, 06/04/2020	2,648,698
	4,250,000	Fifth Third Bancorp 2.38%, 04/25/2019	4,319,203
		Goldman Sachs Group, Inc.
	2,000,000	1.72%, 11/15/2018(2)	2,004,992
	1,000,000	2.55%, 10/23/2019	1,015,253
	1,850,000	2.60%, 04/23/2020	1,872,544
	660,000	2.63%, 04/25/2021	663,671
	545,000	2.75%, 09/15/2020	553,177
	1,005,000	2.88%, 02/25/2021	1,021,132
	1,150,000	HSBC Holdings plc 3.40%, 03/08/2021	1,191,157
		HSBC USA, Inc.
	2,090,000	1.63%, 01/16/2018	2,089,469
	1,550,000	2.35%, 03/05/2020	1,563,804
	1,700,000	Huntington Bancshares Inc. 3.15%, 03/14/2021	1,742,007
	1,785,000	Huntington National Bank 2.20%, 04/01/2019	1,782,465
	2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,430,412
	3,500,000	Intesa Sanpaolo S.p.A. 3.88%, 01/15/2019	3,625,629
		JP Morgan Chase & Co.
	1,100,000	1.63%, 05/15/2018	1,102,290
	3,000,000	1.70%, 03/01/2018	3,012,273
	3,000,000	2.25%, 01/23/2020	3,021,966
	3,000,000	2.55%, 03/01/2021	3,042,096
	1,500,000	2.75%, 06/23/2020	1,536,060

The accompanying notes are an integral part of these financial statements.

155

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Commercial Banks - 20.7% - (continued)
		KeyBank NA
$	1,000,000	1.65%, 02/01/2018	$1,001,249
	1,350,000	2.35%, 03/08/2019	1,366,320
	2,000,000	2.50%, 12/15/2019	2,028,106
		Lloyds Bank plc
	800,000	1.75%, 05/14/2018	800,505
	980,000	2.30%, 11/27/2018	993,059
	1,000,000	2.40%, 03/17/2020	1,011,933
		Manufacturers & Traders Trust Co.
	1,045,000	1.65%, 12/28/2020(2)	1,022,882
	2,500,000	2.25%, 07/25/2019	2,533,095
	1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,500,794
		Morgan Stanley
	1,290,000	2.20%, 12/07/2018	1,301,320
	920,000	2.50%, 04/21/2021	921,739
	1,500,000	2.65%, 01/27/2020	1,521,752
	1,750,000	5.63%, 09/23/2019	1,947,802
	1,500,000	6.63%, 04/01/2018	1,636,314
	1,750,000	National Bank of Canada 2.10%, 12/14/2018	1,769,332
		PNC Bank NA
	1,750,000	2.25%, 07/02/2019	1,784,072
	1,500,000	2.45%, 11/05/2020	1,527,482
		Royal Bank of Canada
	2,000,000	1.63%, 04/15/2019	2,003,014
	1,250,000	2.00%, 12/10/2018	1,265,830
	1,500,000	2.50%, 01/19/2021	1,532,758
	850,000	Santander Bank NA 2.00%, 01/12/2018	846,574
	1,115,000	Santander Holdings USA, Inc. 2.65%, 04/17/2020	1,111,036
		Skandinaviska Enskilda Banken AB
	1,250,000	1.75%, 03/19/2018(1)	1,248,465
	1,400,000	2.63%, 11/17/2020(1)	1,428,188
	1,200,000	Societe Generale S.A. 2.63%, 10/01/2018	1,228,019
	3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	2,992,899
	2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,239,497
		SunTrust Banks, Inc.
	1,750,000	2.50%, 05/01/2019	1,779,801
	895,000	2.90%, 03/03/2021	910,492
		Svenska Handelsbanken AB
	2,000,000	2.25%, 06/17/2019	2,038,594
	1,500,000	2.45%, 03/30/2021	1,526,384
	1,800,000	Swedbank AB 1.75%, 03/12/2018(1)	1,800,700
		Toronto-Dominion Bank
	1,500,000	2.13%, 04/07/2021	1,504,349
	2,000,000	2.50%, 12/14/2020	2,041,330
		UBS Group Funding Jersey Ltd.
	1,000,000	2.95%, 09/24/2020(1)	1,008,955
	1,750,000	3.00%, 04/15/2021(1)	1,755,523
		Wells Fargo & Co.
	2,035,000	1.50%, 01/16/2018	2,043,750
	2,000,000	2.13%, 04/22/2019	2,036,132
	1,875,000	2.15%, 01/30/2020	1,896,465
	2,500,000	2.50%, 03/04/2021	2,539,885

			178,575,679

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Commercial Services - 0.6%
$	195,000	Catholic Health Initiatives 1.60%, 11/01/2017	$195,465
	1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,887,071
		Total System Services, Inc.
	2,075,000	2.38%, 06/01/2018	2,076,025
	540,000	3.80%, 04/01/2021	560,550

			4,719,111

		Construction Materials - 0.2%
	2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,033,942

		Diversified Financial Services - 3.4%
	1,665,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 2.75%, 05/15/2017	1,665,000
	2,705,000	Air Lease Corp. 2.13%, 01/15/2018	2,671,187
	2,000,000	American Express Credit Corp. 2.25%, 08/15/2019	2,033,866
	2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,494,650
	1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	1,151,320
	3,130,000	GE Capital International Funding Co. 2.34%, 11/15/2020(1)	3,202,353
	1,217,000	General Electric Co. 2.20%, 01/09/2020	1,249,490
	1,750,000	International Lease Finance Corp. 6.75%, 09/01/2016(1)	1,774,063
	2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,015,823
	2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,565,330
	1,700,000	National Rural Utilities Cooperative Finance Corp. 1.65%, 02/08/2019	1,713,342
	2,365,000	Protective Life Global Funding 1.72%, 04/15/2019(1)	2,368,455
	1,350,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	1,360,303
		Synchrony Financial
	610,000	2.70%, 02/03/2020	610,071
	2,255,000	3.00%, 08/15/2019	2,287,997

			29,163,250

		Electric - 1.1%
	1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,193,815
	500,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	499,476
	1,200,000	Commonwealth Edison Co. 6.95%, 07/15/2018	1,324,897
	2,500,000	Dominion Resources, Inc. 2.50%, 12/01/2019	2,543,817
	1,055,000	Eversource Energy 2.50%, 03/15/2021	1,076,007
	805,000	Exelon Corp. 2.85%, 06/15/2020	821,503
	1,520,000	NextEra Energy Capital Holdings, Inc. 2.30%, 04/01/2019	1,538,374

			8,997,889

The accompanying notes are an integral part of these financial statements.

156

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Electronics - 0.2%
$	630,000	Arrow Electronics, Inc. 3.00%, 03/01/2018	$638,672
	1,225,000	Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	1,224,906

			1,863,578

		Engineering & Construction - 0.3%
		SBA Tower Trust
	1,300,000	2.24%, 04/15/2043(1)	1,292,208
	1,310,000	2.93%, 12/15/2042(1)	1,312,737

			2,604,945

		Food - 1.2%
	330,000	JM Smucker Co. 2.50%, 03/15/2020	336,970
		Kraft Heinz Foods Co.
	2,000,000	2.00%, 07/02/2018(1)	2,020,182
	1,425,000	2.80%, 07/02/2020(1)	1,466,408
		Kroger Co.
	540,000	2.60%, 02/01/2021	555,814
	1,250,000	7.00%, 05/01/2018	1,374,721
	3,000,000	Mondelez International, Inc. 1.16%, 02/01/2019(2)	2,970,765
	1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,226,721
	720,000	Wm Wrigley Jr Co. 1.40%, 10/21/2016(1)	721,548

			10,673,129

		Forest Products & Paper - 0.3%
	2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,695,554

		Healthcare-Products - 0.7%
	1,650,000	Becton Dickinson and Co. 2.68%, 12/15/2019	1,693,110
	1,680,000	Medtronic, Inc. 2.50%, 03/15/2020	1,736,960
	2,750,000	Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	2,772,096

			6,202,166

		Healthcare-Services - 1.6%
	2,135,000	Aetna, Inc. 1.50%, 11/15/2017	2,142,665
		Anthem, Inc.
	4,000,000	2.25%, 08/15/2019	4,015,528
	1,000,000	2.38%, 02/15/2017	1,007,800
	1,810,000	Dignity Health 2.64%, 11/01/2019	1,851,657
	690,000	Humana, Inc. 2.63%, 10/01/2019	705,165
		Laboratory Corp. of America Holdings
	1,411,000	2.20%, 08/23/2017	1,420,008
	590,000	2.63%, 02/01/2020	595,977
		UnitedHealth Group, Inc.
	1,525,000	2.13%, 03/15/2021	1,539,114
	835,000	2.70%, 07/15/2020	870,109

			14,148,023

		Holding Companies-Diversified - 0.3%
	2,500,000	Hutchison Whampoa International Ltd. 1.63%, 10/31/2017(1)	2,499,518

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Home Furnishings - 0.3%
		Whirlpool Corp.
$	1,235,000	1.35%, 03/01/2017	$1,239,100
	1,400,000	2.40%, 03/01/2019	1,424,856

			2,663,956

		Housewares - 0.1%
	355,000	Newell Brands, Inc. 2.05%, 12/01/2017	357,561

		Insurance - 2.7%
	4,000,000	American International Group, Inc. 2.30%, 07/16/2019	4,048,464
	1,705,000	Berkshire Hathaway, Inc. 2.20%, 03/15/2021	1,750,815
	775,000	Chubb INA Holdings, Inc. 2.30%, 11/03/2020	793,038
		Marsh & McLennan Cos., Inc.
	985,000	2.35%, 09/10/2019	992,271
	770,000	2.55%, 10/15/2018	784,132
	2,300,000	MassMutual Global Funding II 2.00%, 04/15/2021(1)	2,308,595
	1,480,000	Metropolitan Life Global Funding 1.50%, 01/10/2018(1)	1,486,284
		Principal Life Global Funding
	2,000,000	1.50%, 04/18/2019(1)	1,996,114
	1,255,000	2.20%, 04/08/2020(1)	1,259,603
		Prudential Financial, Inc.
	2,000,000	1.40%, 08/15/2018(2)	1,995,336
	1,500,000	2.35%, 08/15/2019	1,516,064
	390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	392,296
	861,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	878,229
	705,000	Trinity Acquisition plc 3.50%, 09/15/2021	719,380
	2,250,000	Voya Financial, Inc. 2.90%, 02/15/2018	2,288,462

			23,209,083

		Internet - 0.5%
	1,250,000	Amazon.com, Inc. 2.60%, 12/05/2019	1,301,153
	2,500,000	eBay, Inc. 2.50%, 03/09/2018	2,546,242

			3,847,395

		Iron/Steel - 0.6%
		Glencore Funding LLC
	3,000,000	2.50%, 01/15/2019(1)	2,865,000
	891,000	3.13%, 04/29/2019(1)	850,905
	1,720,000	Vale Overseas Ltd. 6.25%, 01/23/2017	1,756,997

			5,472,902

		Machinery-Diversified - 0.2%
	1,500,000	CNH Industrial Capital LLC 3.25%, 02/01/2017	1,501,875

		Media - 1.6%
	3,000,000	CBS Corp. 2.30%, 08/15/2019	3,040,857
	1,685,000	CCO Safari II LLC 3.58%, 07/23/2020(1)	1,749,134

The accompanying notes are an integral part of these financial statements.

157

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Media - 1.6% - (continued)
$	400,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	$424,880
	2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,219,962
	1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,799,297
	2,000,000	Time Warner Cable, Inc. 5.85%, 05/01/2017	2,085,540
		Viacom, Inc.
	955,000	2.20%, 04/01/2019	957,020
	1,500,000	2.75%, 12/15/2019	1,514,988

			13,791,678

		Mining - 0.1%
	1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	974,400

		Miscellaneous Manufacturing - 0.4%
	1,500,000	Pentair Finance S.A. 2.90%, 09/15/2018	1,505,022
	1,500,000	Textron, Inc. 4.63%, 09/21/2016	1,520,094

			3,025,116

		Oil & Gas - 2.3%
		Anadarko Petroleum Corp.
	1,000,000	4.85%, 03/15/2021	1,043,081
	222,000	6.38%, 09/15/2017	235,710
		BP Capital Markets plc
	2,250,000	1.68%, 05/03/2019	2,253,546
	1,575,000	2.32%, 02/13/2020	1,599,715
	680,000	ConocoPhillips Co. 4.20%, 03/15/2021	726,736
	1,755,000	Exxon Mobil Corp. 2.22%, 03/01/2021	1,787,948
	1,150,000	Hess Corp. 1.30%, 06/15/2017	1,139,773
	685,000	Marathon Oil Corp. 2.70%, 06/01/2020	638,223
		Noble Energy, Inc.
	1,015,000	4.15%, 12/15/2021	1,035,800
	1,595,000	8.25%, 03/01/2019	1,784,564
	1,250,000	Petrobras Global Finance B.V. 2.00%, 05/20/2016	1,249,000
	455,000	Petroleos Mexicanos 5.50%, 02/04/2019(1)	475,703
	1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,588,143
	1,250,000	Southwestern Energy Co. 3.30%, 01/23/2018	1,181,250
	2,000,000	Suncor Energy, Inc. 6.10%, 06/01/2018	2,144,546
	685,000	Total Capital Canada Ltd. 1.45%, 01/15/2018	686,316

			19,570,054

		Oil & Gas Services - 0.4%
	300,000	Halliburton Co. 2.70%, 11/15/2020	304,043
	2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,570,922
	925,000	Schlumberger Norge AS 1.25%, 08/01/2017(1)	923,302

			3,798,267

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Pharmaceuticals - 2.1%
$	1,330,000	AbbVie, Inc. 2.50%, 05/14/2020	$1,352,726
		Actavis Funding SCS
	490,000	2.45%, 06/15/2019	494,968
	3,855,000	3.00%, 03/12/2020	3,937,647
	715,000	Baxalta, Inc. 2.00%, 06/22/2018(1)	713,148
	1,300,000	Bayer US Finance LLC 2.38%, 10/08/2019(1)	1,337,417
		Cardinal Health, Inc.
	370,000	1.70%, 03/15/2018	371,374
	1,435,000	2.40%, 11/15/2019	1,454,021
		Express Scripts Holding Co.
	2,115,000	2.25%, 06/15/2019	2,139,625
	2,000,000	2.65%, 02/15/2017	2,022,522
	945,000	Mylan N.V. 3.75%, 12/15/2020(1)	977,667
	2,500,000	Mylan, Inc. 1.35%, 11/29/2016	2,495,427
	800,000	Perrigo Co. plc 1.30%, 11/08/2016	798,318
	285,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	291,649

			18,386,509

		Pipelines - 0.9%
	1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(1)	1,193,537
	2,250,000	Enbridge, Inc. 1.08%, 06/02/2017(2)	2,183,339
		Enterprise Products Operating LLC
	1,195,000	2.55%, 10/15/2019	1,214,681
	1,700,000	2.85%, 04/15/2021	1,730,449
	1,435,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	1,426,928

			7,748,934

		Real Estate - 0.1%
	1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,130,490

		Real Estate Investment Trusts - 1.7%
	1,755,000	American Tower Corp. 3.30%, 02/15/2021	1,809,142
	240,000	Crown Castle International Corp. 3.40%, 02/15/2021	248,591
	2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,631,014
	1,870,000	Scentre Group 2.38%, 11/05/2019(1)	1,870,879
		Simon Property Group L.P.
	1,000,000	2.50%, 09/01/2020	1,024,132
	860,000	2.50%, 07/15/2021	884,538
		Ventas Realty L.P.
	570,000	1.25%, 04/17/2017	568,860
	1,750,000	1.55%, 09/26/2016	1,752,553
	3,000,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	3,008,538
	1,010,000	Welltower, Inc. 2.25%, 03/15/2018	1,019,036

			14,817,283

The accompanying notes are an integral part of these financial statements.

158

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Retail - 0.8%
$	320,000	AutoZone, Inc. 1.63%, 04/21/2019	$320,488
		CVS Health Corp.
	2,350,000	2.25%, 08/12/2019	2,407,676
	715,000	2.80%, 07/20/2020	742,502
	3,000,000	Home Depot, Inc. 2.00%, 04/01/2021	3,036,246
	550,000	McDonald’s Corp. 2.75%, 12/09/2020	570,906

			7,077,818

		Savings & Loans - 0.1%
	885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	890,623

		Semiconductors - 0.4%
	3,450,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,429,845

		Software - 0.9%
	750,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	748,619
		Hewlett Packard Enterprise Co.
	2,750,000	2.85%, 10/05/2018(1)	2,807,225
	1,250,000	3.60%, 10/15/2020(1)	1,296,591
	3,000,000	Oracle Corp. 2.25%, 10/08/2019	3,092,682

			7,945,117

		Telecommunications - 1.4%
	1,200,000	America Movil S.A.B. de C.V. 2.38%, 09/08/2016	1,205,564
		AT&T, Inc.
	915,000	1.75%, 01/15/2018	919,795
	2,681,000	2.40%, 03/15/2017	2,708,569
	2,790,000	2.45%, 06/30/2020	2,833,686
	2,180,000	Cisco Systems, Inc. 2.20%, 02/28/2021	2,224,537
	2,355,000	Verizon Communications, Inc. 3.65%, 09/14/2018	2,479,902

			12,372,053

		Toys/Games/Hobbies - 0.2%
	2,000,000	Mattel, Inc. 2.35%, 05/06/2019	2,030,662

		Transportation - 1.0%
	3,450,000	AP Moeller - Maersk A/S 2.55%, 09/22/2019(1)	3,466,446
	825,000	FedEx Corp. 2.30%, 02/01/2020	841,104
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,050,000	2.50%, 06/15/2019(1)	2,047,497
	45,000	2.88%, 07/17/2018(1)	45,357
	1,000,000	3.20%, 07/15/2020(1)	1,008,366
	1,075,000	Ryder System, Inc. 2.45%, 09/03/2019	1,080,949

			8,489,719

		Trucking & Leasing - 0.4%
	1,145,000	GATX Corp. 1.25%, 03/04/2017	1,139,458

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Trucking & Leasing - 0.4% - (continued)
$	2,125,000	TTX Co. 2.25%, 02/01/2019(1)	$2,147,893

			3,287,351

		Total Corporate Bonds (cost $482,586,413)	$488,432,581

MUNICIPAL BONDS - 0.5%
		General - 0.3%
	2,500,000	Florida State Board of Administration Finance Corp. Rev 2.16%, 07/01/2019	$2,534,025
	365,000	New Jersey Economic Development Auth 0.00%, 02/15/2018(5)	351,736

			2,885,761

		General Obligation - 0.0%
	265,000	Illinois State, GO 5.88%, 03/01/2019	286,619

		Pollution - 0.2%
	1,300,000	Gloucester County Improvement Auth 2.50%, 12/01/2029(2)	1,319,344

		Total Municipal Bonds (cost $4,440,732)	$4,491,724

SENIOR FLOATING RATE INTERESTS - 16.2%(6)
		Advertising - 0.2%
	1,689,361	Acosta Holdco, Inc. 4.25%, 09/26/2021	$1,670,355

		Aerospace/Defense - 0.2%
	956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	961,931
	501,438	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	499,974
	656,553	Transdigm, Inc. 3.75%, 02/28/2020	655,404

			2,117,309

		Airlines - 0.7%
		American Airlines, Inc.
	1,275,000	0.00%, 04/28/2023(7)	1,267,987
	1,593,411	3.25%, 06/27/2020	1,582,862
	990,000	3.50%, 10/10/2021	986,783
	1,990,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	1,987,055

			5,824,687

		Auto Manufacturers - 0.3%
		Chrysler Group LLC
	359,777	3.25%, 12/31/2018	359,327
	1,257,055	3.50%, 05/24/2017	1,257,369
	771,969	MPG Holdco I, Inc. 3.75%, 10/20/2021	765,763

			2,382,459

		Auto Parts & Equipment - 0.1%
	500,000	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	499,790

		Beverages - 0.1%
	656,444	Oak Tea, Inc. 4.25%, 07/02/2022	658,085

The accompanying notes are an integral part of these financial statements.

159

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Biotechnology - 0.5%
$	2,902,256	Alkermes, Inc. 3.50%, 09/25/2019	$2,887,744
	1,510,125	RPI Finance Trust 3.25%, 11/09/2018	1,509,747

			4,397,491

		Chemicals - 0.4%
		Huntsman International LLC
	1,989,813	3.75%, 10/01/2021	1,993,136
	295,000	4.25%, 04/01/2023	296,661
	1,001,381	Ineos U.S. Finance LLC 3.75%, 05/04/2018	998,697
	234,413	PolyOne Corporation 3.75%, 11/11/2022	235,193

			3,523,687

		Commercial Services - 0.6%
	498,263	Bright Horizons Family Solutions, Inc. 3.75%, 01/30/2020	498,472
	665,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	667,494
	312,000	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(7)	311,285
	1,102,066	Quikrete Holdings, Inc. 4.00%, 09/28/2020	1,100,347
	1,862,892	TransUnion LLC 3.50%, 04/09/2021	1,854,043
	794,696	Vantiv LLC 3.50%, 06/13/2021	797,676

			5,229,317

		Distribution/Wholesale - 0.1%
	497,500	Beacon Roofing Supply, Inc. 4.00%, 10/01/2022	497,913

		Diversified Financial Services - 0.2%
	685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	687,226
	962,615	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	966,832

			1,654,058

		Electric - 0.5%
	1,182,125	Calpine Corp. 4.00%, 10/09/2019	1,182,421
	2,312,885	NRG Energy, Inc. 2.75%, 07/02/2018	2,306,686
	1,205,338	Seadrill Partners Finco LLC 4.00%, 02/21/2021	591,616

			4,080,723

		Electronics - 0.2%
	1,024,769	CDW LLC 3.25%, 04/29/2020	1,023,877
	865,000	Sensus USA, Inc. 6.50%, 03/16/2023	856,350

			1,880,227

		Energy-Alternate Sources - 0.2%
	1,692,573	MEG Energy Corp. 3.75%, 03/31/2020	1,512,026

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Entertainment - 0.2%
$	502,543	Cedar Fair L.P. 3.25%, 03/06/2020	$503,488
	1,065,475	Penn National Gaming, Inc. 3.25%, 10/30/2020	1,063,259
	525,831	Scientific Games International, Inc. 6.00%, 10/01/2021	517,039

			2,083,786

		Environmental Control - 0.1%
	524,378	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	522,411
	590,949	US Ecology, Inc. 3.75%, 06/17/2021	590,211

			1,112,622

		Food - 0.8%
		Albertsons LLC
	1,994,850	5.50%, 08/25/2021	2,000,516
	374,063	5.50%, 12/21/2022	375,155
	452,344	B&G Foods, Inc. 3.76%, 11/02/2022	454,606
		JBS USA LLC
	1,048,898	3.75%, 09/18/2020	1,045,405
	738,150	4.00%, 10/30/2022	737,227
	568,575	Pinnacle Foods Finance LLC 3.75%, 01/13/2023	571,031
	1,170,000	Pinnacle Foods Group LLC 3.25%, 04/29/2020	1,168,046
	792,588	U.S. Foods, Inc. 4.50%, 03/31/2019	791,597

			7,143,583

		Food Service - 0.0%
	194	Aramark Services, Inc. 1.97%, 07/26/2016	191

		Healthcare-Products - 0.3%
	1,234,178	Alere, Inc. 4.25%, 06/18/2022	1,221,836
	1,573,599	Immucor, Inc. 5.00%, 08/17/2018	1,494,919

			2,716,755

		Healthcare-Services - 1.4%
	932,663	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	938,781
	1,216,498	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,213,456
	1,070,925	Amsurg Corp. 3.50%, 07/16/2021	1,073,410
		Community Health Systems, Inc.
	762,418	3.75%, 12/31/2019	750,707
	301,619	4.00%, 01/27/2021	297,025
	1,483,575	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,489,509
	1,052,363	Envision Healthcare Corp. 4.50%, 10/28/2022	1,054,425
	754,295	HCA Inc. 3.69%, 03/17/2023	759,115
	286,917	HCA, Inc. 3.38%, 05/01/2018	287,838
	1,638,445	IMS Health, Inc. 3.50%, 03/17/2021	1,637,855

The accompanying notes are an integral part of these financial statements.

160

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Healthcare-Services - 1.4% - (continued)
$	433,125	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	$430,851
	395,000	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	395,743
	1,087,275	U.S. Renal Care, Inc. 5.25%, 12/31/2022	1,087,960
	630,000	Vizient, Inc. 6.25%, 02/13/2023	635,512

			12,052,187

		Household Products/Wares - 0.1%
	815,000	Galleria Co. 3.75%, 01/26/2023	815,513

		Insurance - 0.6%
		Asurion LLC
	963,251	5.00%, 05/24/2019	959,639
	2,978,322	5.00%, 08/04/2022	2,956,521
	1,735,703	HUB International Ltd. 4.25%, 10/02/2020	1,714,735

			5,630,895

		Internet - 0.1%
	450,667	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	450,423

		Leisure Time - 0.5%
	1,276,308	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	1,281,323
	2,980,839	Delta 2 (LUX) S.a.r.l. 4.75%, 07/30/2021	2,925,485

			4,206,808

		Lodging - 0.3%
	1,364,786	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,369,290
	815,339	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	803,109
	821,688	Station Casinos LLC 4.25%, 03/02/2020	822,715

			2,995,114

		Machinery-Diversified - 0.4%
	1,950,000	Gardner Denver, Inc. 4.25%, 07/30/2020	1,818,823
	1,475,633	Gates Global, Inc. 4.25%, 07/06/2021	1,410,809

			3,229,632

		Media - 1.1%
	1,285,425	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	1,273,381
		Charter Communications Operating LLC
	403,588	3.00%, 07/01/2020	402,579
	982,844	3.00%, 01/04/2021	979,974
	300,000	3.50%, 01/24/2023	301,179
	663,338	Gray Television, Inc. 4.25%, 06/13/2021	665,493
	1,191,013	Media General, Inc. 4.00%, 07/31/2020	1,190,274
	1,040,000	Neptune Finco Corp. 5.00%, 10/09/2022	1,043,255
	415,000	Numericable U.S. LLC 0.00%, 01/15/2024(7)	416,469

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Media - 1.1% - (continued)
$	1,940,219	Tribune Media Co. 3.75%, 12/27/2020	$1,937,193
	1,363,476	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	1,360,067

			9,569,864

		Metal Fabricate/Hardware - 0.2%
	1,505,994	Rexnord LLC 4.00%, 08/21/2020	1,494,699

		Mining - 0.0%
	429,917	Minerals Technologies, Inc. 3.75%, 05/09/2021	428,842

		Oil & Gas - 0.3%
	2,007,000	Energy Transfer Equity L.P. 3.25%, 12/02/2019	1,881,281
	654,932	Fieldwood Energy LLC 3.88%, 10/01/2018	495,784

			2,377,065

		Oil & Gas Services - 0.2%
	1,789,822	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	1,524,338
	277,163	Pacific Drilling S.A. 4.50%, 06/03/2018	79,338

			1,603,676

		Packaging & Containers - 0.4%
	1,818,255	Berry Plastics Holding Corp. 3.50%, 02/08/2020	1,816,510
	355,207	Exopack Holdings S.A. 4.50%, 05/08/2019	351,805
	390,063	Owens-Illinois, Inc. 3.50%, 09/01/2022	390,386
	874,077	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	875,720

			3,434,421

		Pharmaceuticals - 0.3%
	1,710,713	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,704,297
	980,000	Grifols Worldwide Operations USA, Inc. 3.44%, 02/27/2021	980,657

			2,684,954

		Provincial - 0.0%
	430,550	Seminole Tribe of Florida, Inc. 3.00%, 04/29/2020	430,283

		Real Estate - 0.3%
	2,130,000	MGM Growth Properties LLC 4.00%, 04/25/2023	2,141,097
	164,929	Realogy Corp. 3.75%, 03/05/2020	164,792

			2,305,889

		REITS - 0.0%
	305,000	Equinix, Inc. 4.00%, 01/08/2023	305,762

		Retail - 1.0%
	509,850	Bass Pro Group LLC 4.00%, 06/05/2020	501,407

The accompanying notes are an integral part of these financial statements.

161

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Retail - 1.0% - (continued)
$	1,913,211	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	$1,891,688
	723,115	Burger King 3.75%, 12/10/2021	724,359
	410,000	Coty, Inc. 3.75%, 10/27/2022	412,563
	529,932	Dollar Tree, Inc. 3.50%, 07/06/2022	532,030
		Michaels Stores, Inc.
	426,800	3.75%, 01/28/2020	427,103
	640,793	4.00%, 01/28/2020	643,036
	1,811,531	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,723,780
	699,833	PetSmart, Inc. 4.25%, 03/11/2022	697,474
	1,087,515	Serta Simmons Holdings LLC 4.25%, 10/01/2019	1,089,386

			8,642,826

		Semiconductors - 0.7%
	1,455,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	1,455,262
	701,627	Entegris, Inc. 3.50%, 04/30/2021	699,578
	1,012,463	NXP B.V. 3.75%, 12/07/2020	1,014,994
	755,000	ON Semiconductor Corp. 5.25%, 03/31/2023	757,990
	1,970,100	Sensata Technologies B.V. 3.00%, 10/14/2021	1,968,878

			5,896,702

		Software - 1.5%
	895,000	Activision Blizzard, Inc. 3.25%, 10/12/2020	899,332
	2,044,799	Emdeon Business Services LLC 3.75%, 11/02/2018	2,043,532
		First Data Corp.
	1,515,000	3.94%, 09/24/2018	1,515,955
	1,765,000	4.19%, 07/08/2022	1,765,441
	1,000,000	4.44%, 03/24/2021	1,002,080
	900,000	Global Payments, Inc. 3.94%, 04/22/2023	906,975
	779,054	Infor US, Inc. 3.75%, 06/03/2020	759,905
	1,002,188	Kronos, Inc. 4.50%, 10/30/2019	999,262
	1,693,627	Magic Newco LLC 5.00%, 12/12/2018	1,695,744
		SS&C Technologies, Inc.
	976,714	4.01%, 07/08/2022	979,156
	139,859	4.02%, 07/08/2022	140,208

			12,707,590

		Telecommunications - 1.1%
		Altice Financing S.A.
	272,938	5.25%, 02/04/2022	273,006
	997,050	5.50%, 07/02/2019	1,004,528
	303,475	CommScope, Inc. 3.83%, 12/29/2022	303,854
		Level 3 Financing, Inc.
	1,255,000	3.50%, 05/31/2022	1,255,226
	510,000	4.00%, 08/01/2019	511,275
	1,228,500	4.00%, 01/15/2020	1,231,878
	563,588	T-Mobile USA, Inc. 3.50%, 11/09/2022	566,760
	1,084,934	Telesat Canada 3.50%, 03/28/2019	1,083,122

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Telecommunications - 1.1% - (continued)
$	2,234,901	Univision Communications, Inc. 4.00%, 03/01/2020	$2,230,915
	198,297	Zayo Group, LLC 4.50%, 05/06/2021	199,388
		Ziggo Financing Partnership
	323,330	3.60%, 01/15/2022	322,037
	196,596	3.65%, 01/15/2022	195,810
	305,074	3.65%, 01/15/2022	303,854

			9,481,653

		Trucking & Leasing - 0.0%
	176,762	AWAS Finance Luxembourg S.a.r.l. 4.00%, 06/10/2018	176,817

		Total Senior Floating Rate Interests (cost $141,351,828)	$139,906,679

U.S. GOVERNMENT AGENCIES - 14.1%
		FHLMC - 3.4%
	15,000,000	0.88%, 03/07/2018	$15,013,230
	465,624	1.29%, 04/25/2024(2)	465,194
	396,179	1.44%, 02/25/2024(2)	396,179
	11,843,897	1.79%, 07/25/2021(2)(4)	819,903
	13,168,711	2.12%, 08/25/2018(2)(4)	492,494
	10,000,000	3.00%, 04/01/2031	10,467,016
	1,706,492	3.50%, 04/01/2027	1,805,691

			29,459,707

		FNMA - 10.6%
	42,500,000	1.38%, 01/28/2019	42,964,525
	3,538,679	3.00%, 08/01/2027	3,708,468
	4,692,897	3.00%, 02/01/2030	4,905,853
	6,758,899	3.00%, 12/01/2030	7,065,607
	2,412,994	3.00%, 02/01/2031	2,522,492
	4,763,267	3.00%, 03/01/2031	4,979,417
	7,000,000	3.00%, 05/01/2031(8)	7,311,627
	3,060,470	3.50%, 11/01/2026	3,241,300
	6,628,158	3.50%, 12/01/2026	7,020,484
	1,149,728	3.50%, 12/01/2028	1,216,038
	5,600,000	3.50%, 05/01/2031(8)	5,920,687

			90,856,498

		GNMA - 0.1%
	411,006	5.00%, 08/20/2039	444,624
	386,242	6.50%, 05/16/2031	450,853

			895,477

		Total U.S. Government Agencies (cost $120,232,831)	$121,211,682

		Total Long-Term Investments (cost $861,995,286)	$865,744,212

SHORT-TERM INVESTMENTS - 1.3%
		Other Investment Pools & Funds - 1.3%
	11,018,721	Fidelity Money Market Class 1	$11,018,721

		Total Short-Term Investments (cost $11,018,721)	$11,018,721

Total Investments (cost $873,014,007) ^	101.6%	$876,762,933
Other Assets and Liabilities	(1.6)%	(14,066,800)

Total Net Assets	100.0%	$862,696,133

The accompanying notes are an integral part of these financial statements.

162

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$ 8,186,513
Unrealized Depreciation	(4,437,587)

Net Unrealized Appreciation	$3,748,926

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $191,075,845, which represents 22.0% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Securities disclosed are interest-only strip.

(5)	Security is a zero-coupon bond.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(7)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	495	06/30/2016	$108,288,800	$108,219,375	$(69,425)

Short position contracts:
U.S. Treasury 10-Year Note Future	34	06/21/2016	$4,439,154	$4,422,125	$17,029
U.S. Treasury 5-Year Note Future	870	06/30/2016	105,473,912	105,195,235	278,677
U.S. Treasury Long Bond Future	10	06/21/2016	1,658,354	1,633,125	25,229

Total					$320,935

Total futures contracts					$251,510

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

163

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

164

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$111,701,546	$—	$111,701,546	$—
Corporate Bonds	488,432,581	—	488,432,581	—
Municipal Bonds	4,491,724	—	4,491,724	—
Senior Floating Rate Interests	139,906,679	—	139,906,679	—
U.S. Government Agencies	121,211,682	—	121,211,682	—
Short-Term Investments	11,018,721	11,018,721	—	—
Futures Contracts(2)	320,935	320,935	—	—

Total	$877,083,868	$11,339,656	$865,744,212	$—

Liabilities
Futures Contracts(2)	$(69,425)	$(69,425)	$—	$—

Total	$(69,425)	$(69,425)	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

165

The Hartford Strategic Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4%
		Asset-Backed - Finance & Insurance - 1.1%
$	750,000	CIFC Funding 2012-II Ltd. 3.34%, 12/05/2024(1)(2)	$736,332
	250,000	6.39%, 12/05/2024(1)(2)	226,042
	1,155,000	First Franklin Mortgage Loan Trust 0.68%, 04/25/2036(1)	732,273
	1,968,858	GSAMP Trust 0.53%, 01/25/2037(1)	1,164,018
	869,000	Sound Point CLO Ltd. 5.23%, 07/15/2025(1)(2)	715,143
	784,100	SpringCastle America Funding LLC 2.70%, 05/25/2023(2)	785,923

			4,359,731

		Asset-Backed - Home Equity - 1.6%
		GSAA Home Equity Trust
	1,231,129	0.51%, 12/25/2046(1)	598,505
	1,774,199	0.52%, 02/25/2037(1)	940,736
	517,457	0.54%, 03/25/2037(1)	269,078
	641,480	0.61%, 03/25/2047(1)	312,061
	1,465,825	0.62%, 11/25/2036(1)	741,398
	1,287,377	0.67%, 04/25/2047(1)	784,734
	584,402	5.88%, 09/25/2036(3)	290,740
	131,944	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(1)	112,440
	2,839,976	Morgan Stanley Mortgage Loan Trust 0.61%, 11/25/2036(1)	1,224,575
	86,585	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	44,863
		Soundview Home Loan Trust
	1,565,937	0.68%, 07/25/2036(1)	953,625
	280,000	0.69%, 11/25/2036(1)	185,018

			6,457,773

		Commercial Mortgage - Backed Securities - 2.1%
	840,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(1)(2)	452,908
	180,000	Citigroup Commercial Mortgage Trust 4.56%, 03/10/2047(1)(2)	112,998
	330,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	269,752
	105,000	Commercial Mortgage Trust 4.73%, 10/15/2045(1)(2)	89,521
	1,795,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	1,669,401
		GS Mortgage Securities Trust
	270,000	3.58%, 06/10/2047(2)	156,144
	465,167	3.67%, 04/10/2047(2)	344,075
	1,264,867	Hilton USA Trust 4.19%, 11/05/2030(1)(2)	1,259,775
	485,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	382,539
		JP Morgan Chase Commercial Mortgage Securities Trust
	560,000	2.73%, 10/15/2045(1)(2)	396,609
	125,000	4.00%, 08/15/2046(1)(2)	100,239
	390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	274,121

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4% - (continued)
		Commercial Mortgage - Backed Securities - 2.1% - (continued)
$	365,000	Morgan Stanley Capital I Trust 5.35%, 07/15/2049(1)(2)	$281,472
	240,000	UBS-Barclays Commercial Mortgage Trust 4.22%, 03/10/2046(1)(2)	164,629
	710,000	VNDO Mortgage Trust 4.08%, 12/13/2029(1)(2)	718,966
		WF-RBS Commercial Mortgage Trust
	665,000	3.02%, 11/15/2047(2)	323,431
	1,750,000	4.96%, 11/15/2045(1)(2)	1,394,758
	170,000	5.00%, 06/15/2044(1)(2)	145,434
	195,505	5.00%, 04/15/2045(1)(2)	131,751

			8,668,523

		Whole Loan Collateral CMO - 9.6%
		Adjustable Rate Mortgage Trust
	101,666	0.70%, 01/25/2036(1)	83,203
	118,644	0.94%, 01/25/2036(1)	101,651
		Alternative Loan Trust
	358,414	0.71%, 01/25/2036(1)	290,811
	635,156	0.76%, 11/25/2035(1)	519,980
	1,961,976	0.84%, 10/25/2036(1)	1,334,256
	820,536	5.50%, 12/25/2035	701,386
	1,256,517	5.75%, 05/25/2036	986,368
	983,011	6.00%, 05/25/2036	797,970
		American Home Mortgage Assets Trust
	411,344	0.56%, 03/25/2047(1)	296,295
	126,509	0.63%, 09/25/2046(1)	86,407
	750,016	1.32%, 10/25/2046(1)	522,970
		Banc of America Funding Trust
	538,322	0.63%, 10/20/2036(1)	430,917
	173,630	5.85%, 01/25/2037(3)	146,352
	298,694	Banc of America Mortgage Trust 2.86%, 09/25/2035(1)	272,079
		BCAP LLC Trust
	698,169	0.61%, 01/25/2037(1)	554,253
	680,990	0.62%, 03/25/2037(1)	568,311
		Bear Stearns Adjustable Rate Mortgage Trust
	676,282	2.66%, 10/25/2035(1)	650,236
	298,482	2.80%, 02/25/2036(1)	228,529
	220,126	Bear Stearns Alt-A Trust 0.76%, 08/25/2036(1)	162,772
	354,152	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036(1)	270,960
	1,050,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	992,138
		CHL Mortgage Pass-Through Trust
	88,503	1.12%, 03/25/2035(1)	70,401
	137,635	2.68%, 03/20/2036(1)	122,083
	1,071,469	Countrywide Home Loans, Inc. 2.75%, 09/25/2047(1)	957,232
	355,977	Deutsche Alt-A Securities Mortgage Loan Trust 0.59%, 03/25/2037(1)	255,614
	518,157	DSLA Mortgage Loan Trust 1.27%, 03/19/2046(1)	371,485
	135,415	First Horizon Mortgage Pass-Through Trust 2.75%, 08/25/2037(1)	107,365
		GMAC Mortgage Corp. Loan Trust
	801,061	3.10%, 09/19/2035(1)	734,260
	120,916	3.31%, 04/19/2036(1)	102,826

The accompanying notes are an integral part of these financial statements.

166

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4% - (continued)
		Whole Loan Collateral CMO - 9.6% - (continued)
		GSR Mortgage Loan Trust
$	2,311,848	0.74%, 01/25/2037(1)	$1,340,872
	1,122,787	2.96%, 04/25/2035(1)	1,064,993
	127,545	3.00%, 10/25/2035(1)	110,391
	1,575,292	3.01%, 01/25/2036(1)	1,439,702
		HarborView Mortgage Loan Trust
	298,739	0.63%, 01/19/2038(1)	237,575
	3,151,249	0.68%, 12/19/2036(1)	2,158,678
	771,463	0.77%, 09/19/2035(1)	616,330
	69,381	Impac CMB Trust 2.69%, 02/25/2036(1)	66,791
	1,595,572	Impac Secured Assets Corp. 0.72%, 08/25/2036(1)	1,161,970
		IndyMac Index Mortgage Loan Trust
	311,822	0.63%, 04/25/2037(1)	220,165
	231,268	0.68%, 07/25/2035(1)	199,568
	507,450	0.72%, 07/25/2035(1)	409,446
	706,826	0.73%, 01/25/2036(1)	448,589
	1,276,431	0.84%, 07/25/2046(1)	707,546
	1,576,107	2.96%, 04/25/2037(1)	1,003,008
		JP Morgan Mortgage Trust
	418,826	2.56%, 11/25/2035(1)	386,921
	313,055	2.74%, 09/25/2035(1)	296,822
	1,110,851	2.90%, 05/25/2036(1)	989,382
		Lehman XS Trust
	450,234	0.65%, 07/25/2046(1)	348,511
	169,577	0.68%, 06/25/2047(1)	113,345
	81,721	Luminent Mortgage Trust 0.64%, 10/25/2046(1)	68,921
	342,734	Merrill Lynch Mortgage Investors Trust 2.84%, 07/25/2035(1)	270,058
	1,821,809	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(1)	1,354,466
	518,052	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	466,179
		Residential Accredit Loans, Inc.
	231,322	0.74%, 04/25/2036(1)	155,128
	226,309	1.18%, 09/25/2046(1)	157,031
	1,602,427	1.64%, 11/25/2037(1)	1,036,580
	96,211	6.00%, 12/25/2035	82,273
	1,066,398	Residential Asset Securitization Trust 0.89%, 03/25/2035(1)	824,278
		Residential Funding Mortgage Securities, Inc.
	1,131,373	2.92%, 08/25/2035(1)	845,127
	98,380	3.40%, 04/25/2037(1)	82,976
	62,991	Sequoia Mortgage Trust 2.69%, 07/20/2037(1)	50,182
	1,035,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	1,037,193
	1,751,198	Structured Adjustable Rate Mortgage Loan Trust 2.75%, 02/25/2036(1)	1,390,575
	1,519,144	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(1)	1,145,495
		WaMu Mortgage Pass-Through Certificates Trust
	169,385	0.86%, 06/25/2044(1)	150,497
	1,341,621	1.17%, 12/25/2046(1)	1,037,951
	70,196	1.38%, 08/25/2046(1)	57,374
	160,447	2.17%, 11/25/2046(1)	141,923

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4% - (continued)
		Whole Loan Collateral CMO - 9.6% - (continued)
$	1,387,457	2.22%, 06/25/2037(1)	$1,178,687
	355,726	4.23%, 08/25/2036(1)	314,004
	972,072	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1.04%, 07/25/2036(1)	538,906
	198,909	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037(1)	166,700
		Wells Fargo Commercial Mortgage Trust
	685,000	2.88%, 05/15/2048(1)(2)	342,205
	205,000	3.36%, 09/15/2058(2)	120,264
	309,357	Wells Fargo Mortgage Backed Securities Trust 2.74%, 09/25/2036(1)	289,024

			39,343,712

		Total Asset & Commercial Mortgage Backed Securities (cost $60,292,428)	$58,829,739

CORPORATE BONDS - 25.3%
		Advertising - 0.0%
	45,000	Lamar Media Corp. 5.75%, 02/01/2026(2)	$47,588

		Airlines - 0.0%
	55,000	AircastleLtd. 5.00%, 04/01/2023	55,999

		Apparel - 0.3%
	950,000	William Carter Co. 5.25%, 08/15/2021	989,900

		Auto Parts & Equipment - 0.0%
	150,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	152,062

		Chemicals - 0.3%
	545,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	542,275
	845,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(2)	828,100

			1,370,375

		Commercial Banks - 7.3%
EUR	375,000	Allied Irish Banks plc 7.38%, 12/03/2020(1)(4)(5)	373,573
		Banco Bilbao Vizcaya Argentaria S.A.
	2,400,000	7.00%, 02/19/2019(1)(4)(5)	2,528,271
$	1,200,000	9.00%, 05/09/2018(1)(4)(5)	1,239,900
EUR	1,500,000	Banco Santander S.A. 6.25%, 09/11/2021(1)(4)(5)	1,493,604
	1,325,000	Bank of Ireland 7.38%, 06/18/2020(1)(4)(5)	1,462,194
	1,550,000	Barclays plc 8.00%, 12/15/2020(1)(4)	1,770,391
$	830,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(4)	848,675
		CIT Group, Inc.
	600,000	5.38%, 05/15/2020	629,250
	517,000	5.50%, 02/15/2019(2)	541,558
	310,000	Citigroup, Inc. 5.50%, 09/13/2025	343,425
EUR	925,000	Cooperatieve Rabobank UA 5.50%, 06/29/2020(1)(4)(5)	1,014,475

The accompanying notes are an integral part of these financial statements.

167

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Commercial Banks - 7.3% - (continued)
		Credit Agricole S.A.
EUR	1,050,000	6.50%, 06/23/2021(1)(4)(5)	$1,172,245
GBP	185,000	7.50%, 06/23/2026(1)(4)(5)	248,193
$	900,000	8.13%, 12/23/2025(1)(2)(4)	929,250
	3,270,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(4)	3,008,400
	895,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	920,278
	2,025,000	ICICI Bank Ltd. 4.00%, 03/18/2026(2)	2,025,304
	1,625,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(4)	1,503,125
EUR	1,300,000	KBC Groep N.V. 5.63%, 03/19/2019(1)(4)(5)	1,432,744
GBP	675,000	Lloyds Banking Group plc 7.00%, 06/27/2019(1)(4)(5)	955,231
$	240,000	Radian Group, Inc. 7.00%, 03/15/2021	255,900
	1,690,000	Royal Bank of Scotland Group plc 7.50%, 08/10/2020(1)(4)	1,575,925
GBP	200,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(1)(4)(5)	277,423
$	1,625,000	Societe Generale S.A. 8.25%, 11/29/2018(1)(4)(5)	1,661,562
		UBS Group AG
EUR	425,000	5.75%, 02/19/2022(1)(4)(5)	487,912
$	250,000	7.00%, 02/19/2025(1)(4)(5)	258,125
	975,000	7.13%, 02/19/2020(1)(4)(5)	989,625

			29,946,558

		Commercial Services - 0.2%
	470,000	Cardtronics, Inc. 5.13%, 08/01/2022	471,180
		United Rentals North America, Inc.
	200,000	4.63%, 07/15/2023	199,250
	280,000	5.50%, 07/15/2025	278,450

			948,880

		Construction Materials - 0.8%
	595,000	CRH America, Inc. 5.13%, 05/18/2045(2)	619,557
	1,180,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(2)	1,236,050
	440,000	Norbord, Inc. 6.25%, 04/15/2023(2)	444,400
		Standard Industries, Inc.
	755,000	5.38%, 11/15/2024(2)	787,087
	150,000	6.00%, 10/15/2025(2)	161,625

			3,248,719

		Diversified Financial Services - 0.7%
	970,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,001,525
	160,000	Aircastle Ltd. 5.50%, 02/15/2022	170,200
		International Lease Finance Corp.
	390,000	5.88%, 04/01/2019	418,275
	100,000	5.88%, 08/15/2022	109,500
	80,000	6.25%, 05/15/2019	86,800

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Diversified Financial Services - 0.7% - (continued)
		Navient Corp.
$	340,000	5.50%, 01/15/2019	$337,450
	690,000	8.45%, 06/15/2018	738,300

			2,862,050

		Electric - 1.4%
	1,235,000	AES Corp. 8.00%, 06/01/2020	1,426,425
	1,270,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(5)	1,198,860
	645,000	NRG Energy, Inc. 6.25%, 07/15/2022	632,306
	2,390,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(5)	2,569,250

			5,826,841

		Electrical Components & Equipment - 0.1%
	400,000	EnerSys 5.00%, 04/30/2023(2)	398,000

		Engineering & Construction - 0.3%
	1,355,000	SBA Tower Trust 3.60%, 04/15/2043(2)	1,352,972

		Entertainment - 0.1%
		GLP Capital L.P. / GLP Financing II, Inc.
	10,000	4.38%, 04/15/2021	10,225
	150,000	5.38%, 04/15/2026	156,375

			166,600

		Environmental Control - 0.2%
		Clean Harbors, Inc.
	60,000	5.13%, 06/01/2021	60,450
	601,000	5.25%, 08/01/2020	618,279

			678,729

		Food - 0.1%
	560,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(2)	569,100

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	120,000	5.50%, 07/15/2022(2)	115,800
	255,000	5.75%, 07/15/2023(2)	242,887
	440,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	437,800

			796,487

		Healthcare-Products - 0.1%
	455,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(2)	491,969

		Healthcare-Services - 0.9%
	645,000	Community Health Systems, Inc. 5.13%, 08/01/2021	646,877
	50,000	HCA Holdings, Inc. 6.25%, 02/15/2021	54,325
		HCA, Inc.
	305,000	4.75%, 05/01/2023	312,625
	30,000	5.38%, 02/01/2025	30,675
	970,000	6.50%, 02/15/2020	1,074,275
	440,000	LifePoint Health, Inc. 5.88%, 12/01/2023	460,900

The accompanying notes are an integral part of these financial statements.

168

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Healthcare-Services - 0.9% - (continued)
$	90,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	$93,150
	1,080,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	1,144,800

			3,817,627

		Home Builders - 0.3%
	551,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	567,640
	450,000	Meritage Homes Corp. 6.00%, 06/01/2025	459,000
	55,000	PulteGroup, Inc. 4.25%, 03/01/2021	55,963

			1,082,603

		Insurance - 0.8%
	1,330,000	AXA S.A. 6.46%, 12/29/2049(1)(2)(4)	1,361,853
EUR	1,450,000	Mapfre S.A. 5.92%, 07/24/2037(1)	1,720,201

			3,082,054

		Iron/Steel - 0.5%
$	900,000	ArcelorMittal 6.25%, 08/05/2020	922,500
		Steel Dynamics, Inc.
	290,000	5.13%, 10/01/2021	296,525
	155,000	5.50%, 10/01/2024	157,519
	880,000	United States Steel Corp. 7.38%, 04/01/2020	829,400

			2,205,944

		IT Services - 0.1%
	250,000	NCR Corp. 4.63%, 02/15/2021	247,500

		Lodging - 0.3%
	420,000	Choice Hotels International, Inc. 5.75%, 07/01/2022	451,500
	710,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	722,283

			1,173,783

		Machinery - Construction & Mining - 0.1%
	245,000	Oshkosh Corp. 5.38%, 03/01/2025	252,350

		Machinery-Diversified - 0.1%
	465,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	462,094

		Media - 1.7%
	335,000	Altice US FIinance I Corp. 5.50%, 05/15/2026(2)	338,350
		CCO Holdings LLC / CCO Holdings Capital Corp.
	30,000	5.13%, 02/15/2023	30,750
	770,000	5.25%, 09/30/2022	795,025
	70,000	5.75%, 09/01/2023	73,587
	10,000	5.75%, 01/15/2024	10,488
	15,000	6.63%, 01/31/2022	15,938

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Media - 1.7% - (continued)
		CCO Safari II LLC
$	350,000	4.91%, 07/23/2025(2)	$377,316
	195,000	6.48%, 10/23/2045(2)	230,368
	215,000	Columbus International, Inc. 7.38%, 03/30/2021(2)	228,373
		DISH DBS Corp.
	55,000	5.88%, 11/15/2024	51,618
	625,000	6.75%, 06/01/2021	643,881
	425,000	7.88%, 09/01/2019	468,562
	810,000	Liberty Interactive LLC 8.25%, 02/01/2030	840,375
	440,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(4)	455,400
		Numericable-SFR S.A.
	235,000	4.88%, 05/15/2019(2)	243,695
	240,000	7.38%, 05/01/2026(2)	243,600
		TEGNA, Inc.
	220,000	4.88%, 09/15/2021(2)	224,400
	470,000	5.13%, 07/15/2020	489,387
	5,000	5.50%, 09/15/2024(2)	5,163
	30,000	6.38%, 10/15/2023	32,400
	300,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	310,875
		Videotron Ltd.
	110,000	5.00%, 07/15/2022	114,125
	750,000	5.38%, 06/15/2024(2)	782,812

			7,006,488

		Mining - 0.2%
		Freeport-McMoRan, Inc.
	60,000	3.88%, 03/15/2023	50,250
	170,000	4.55%, 11/14/2024	143,013
	200,000	5.40%, 11/14/2034	152,980
	390,000	5.45%, 03/15/2043	292,500
	55,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(2)	56,306

			695,049

		Multi-National - 0.0%
INR	8,060,000	International Finance Corp. 7.10%, 03/21/2031	126,738

		Oil & Gas - 4.5%
		Anadarko Petroleum Corp.
$	15,000	5.55%, 03/15/2026	16,078
	20,000	6.60%, 03/15/2046	22,637
	205,000	Antero Resources Corp. 5.63%, 06/01/2023	198,850
		Concho Resources, Inc.
	20,000	5.50%, 10/01/2022	20,175
	220,000	5.50%, 04/01/2023	221,650
	115,000	6.50%, 01/15/2022	119,600
		Continental Resources, Inc.
	15,000	3.80%, 06/01/2024	12,788
	50,000	4.50%, 04/15/2023	44,656
	45,000	4.90%, 06/01/2044	36,225
	205,000	5.00%, 09/15/2022	191,419
	2,476,000	Ecopetrol S.A. 5.88%, 05/28/2045	2,013,978
	181,000	Harvest Operations Corp. 6.88%, 10/01/2017	154,529

The accompanying notes are an integral part of these financial statements.

169

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Oil & Gas - 4.5% - (continued)
		Marathon Oil Corp.
$	160,000	3.85%, 06/01/2025	$142,954
	70,000	5.20%, 06/01/2045	59,317
	55,000	6.60%, 10/01/2037	52,689
	45,000	6.80%, 03/15/2032	43,919
	271,000	MEG Energy Corp. 7.00%, 03/31/2024(2)	212,735
	675,000	Pacific Exploration and Production Corp. 7.25%, 12/12/2021(2)	101,250
		Petrobras Global Finance B.V.
	1,145,000	4.38%, 05/20/2023	903,977
	1,335,000	5.38%, 01/27/2021	1,186,481
GBP	325,000	5.38%, 10/01/2029	323,048
$	410,000	6.75%, 01/27/2041	320,702
		Petroleos de Venezuela S.A.
	4,005,000	5.38%, 04/12/2027(5)	1,407,757
	2,355,000	5.50%, 04/12/2037(5)	829,902
	5,300,000	6.00%, 11/15/2026(5)	1,812,070
	5,858,000	Petroleos Mexicanos 5.50%, 06/27/2044	5,155,040
	455,000	Tesoro Corp. 5.13%, 04/01/2024	455,000
		WPX Energy, Inc.
	260,000	5.25%, 09/15/2024	218,920
	425,000	6.00%, 01/15/2022	382,500
	1,567,000	YPF S.A. 8.50%, 07/28/2025(5)	1,614,010

			18,274,856

		Packaging & Containers - 0.2%
	635,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	654,050
	215,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	231,125

			885,175

		Pipelines - 1.0%
		DCP Midstream LLC
	55,000	5.35%, 03/15/2020(2)	52,250
	65,000	9.75%, 03/15/2019(2)	69,550
		DCP Midstream Operating L.P.
	70,000	2.70%, 04/01/2019	65,667
	40,000	3.88%, 03/15/2023	35,300
	145,000	4.95%, 04/01/2022	139,200
	100,000	5.60%, 04/01/2044	80,500
	1,255,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,264,412
	1,260,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	1,151,513
		MPLX L.P.
	210,000	4.88%, 12/01/2024(2)	204,681
	205,000	4.88%, 06/01/2025(2)	198,090
		Tesoro Logistics L.P.
	230,000	5.50%, 10/15/2019	234,600
	625,000	6.25%, 10/15/2022	640,625

			4,136,388

		REITS - 0.1%
	350,000	Equinix, Inc. 5.38%, 04/01/2023	365,750

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Retail - 0.1%
$	425,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	$420,750

		Savings & Loans - 0.3%
GBP	750,000	Nationwide Building Society 6.88%, 06/20/2019(1)(4)(5)	1,035,591

		Semiconductors - 0.2%
		NXP B.V. / NXP Funding LLC
$	200,000	4.13%, 06/15/2020(2)	205,500
	230,000	4.63%, 06/15/2022(2)	238,625
		Sensata Technologies B.V.
	265,000	5.00%, 10/01/2025(2)	266,325
	45,000	5.63%, 11/01/2024(2)	47,025

			757,475

		Shipbuilding - 0.0%
	60,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	63,075

		Software - 0.2%
		First Data Corp.
	95,000	5.00%, 01/15/2024(2)	95,950
	530,000	5.38%, 08/15/2023(2)	547,887
		MSCI, Inc.
	45,000	5.25%, 11/15/2024(2)	47,025
	245,000	5.75%, 08/15/2025(2)	260,619

			951,481

		Telecommunications - 1.6%
	390,000	AT&T, Inc. 4.75%, 05/15/2046	392,973
	300,000	CommScope, Inc. 4.38%, 06/15/2020(2)	309,750
	365,000	Digicel Group Ltd. 7.13%, 04/01/2022(5)	297,019
	150,000	Frontier Communications Corp. 10.50%, 09/15/2022(2)	154,331
	1,040,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(2)	1,038,700
	380,000	Nokia Oyj 6.63%, 05/15/2039	408,500
		Sprint Communications, Inc.
	1,114,000	7.00%, 03/01/2020(2)	1,143,242
	476,000	9.00%, 11/15/2018(2)	503,370
		T-Mobile USA, Inc.
	85,000	6.13%, 01/15/2022	89,410
	400,000	6.46%, 04/28/2019	408,000
	40,000	6.63%, 11/15/2020	41,400
	750,000	6.63%, 04/28/2021	790,312
	195,000	6.73%, 04/28/2022	205,237
		Telecom Italia Capital S.A.
	70,000	6.00%, 09/30/2034	69,125
	30,000	6.38%, 11/15/2033	30,600
	145,000	7.72%, 06/04/2038	155,150
	550,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	524,975

			6,562,094

		Total Corporate Bonds (cost $107,796,451)	$103,507,694

The accompanying notes are an integral part of these financial statements.

170

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8%
		Argentina - 0.8%
		Argentine Republic Government International Bond
EUR	1,235,000	2.26%, 12/31/2038(1)(3)	$864,038
$	1,020,000	7.63%, 04/22/2046(2)	1,003,170
	918,335	8.28%, 12/31/2033(6)	961,956
	325,045	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	354,299

			3,183,463

		Australia - 0.1%
AUD	280,000	Australia Government Bond 5.75%, 05/15/2021(5)	250,272

		Austria - 0.2%
		Austria Government Bond
EUR	220,000	1.65%, 10/21/2024(2)(5)	279,722
	400,000	1.95%, 06/18/2019(2)(5)	490,778

			770,500

		Belgium - 0.3%
		Belgium Government Bond
	440,000	1.25%, 06/22/2018(5)	521,976
	295,000	2.60%, 06/22/2024(2)(5)	398,683
	225,000	3.75%, 09/28/2020(2)(5)	302,898

			1,223,557

		Brazil - 1.4%
		Brazil Notas do Tesouro Nacional
BRL	11,868,588	6.00%, 08/15/2016(7)	3,417,124
	4,362,694	6.00%, 08/15/2022(7)	1,261,346
	1,574,000	10.00%, 01/01/2021	418,630
$	850,000	Brazilian Government International Bond 5.00%, 01/27/2045	686,375

			5,783,475

		Canada - 0.2%
CAD	775,000	Canadian Government Bond 1.75%, 09/01/2019	638,289

		Chile - 0.0%
CLP	25,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	41,072

		Colombia - 0.4%
		Colombian TES
COP	1,734,557,643	3.00%, 03/25/2033(7)	529,695
	444,000,000	10.00%, 07/24/2024	175,517
	3,822,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(5)	970,667

			1,675,879

		Croatia - 0.5%
EUR	1,715,000	Croatia Government International Bond 3.00%, 03/11/2025(5)	1,860,664

		Denmark - 0.1%
		Denmark Government Bond
DKK	1,745,000	4.00%, 11/15/2019	308,839
	105,000	4.50%, 11/15/2039	27,480

			336,319

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8% - (continued)
		Finland - 0.1%
		Finland Government Bond
EUR	150,000	1.13%, 09/15/2018(2)(5)	$178,078
	170,000	1.50%, 04/15/2023(2)(5)	213,071

			391,149

		France - 0.7%
		France Government Bond OAT
	455,000	0.01%, 05/25/2020(5)	525,420
	850,000	0.50%, 11/25/2019(5)	1,000,107
	810,000	1.00%, 11/25/2018(5)	959,953
	170,000	3.00%, 04/25/2022(5)	229,381

			2,714,861

		Ghana - 0.3%
	$1,255,000	Republic of Ghana 10.75%, 10/14/2030(2)	1,234,669

		Hungary - 0.8%
		Hungary Government International Bond
	2,696,000	5.38%, 02/21/2023	2,970,803
	130,000	6.38%, 03/29/2021	148,005

			3,118,808

		Indonesia - 1.0%
		Indonesia Government International Bond
	775,000	6.63%, 02/17/2037(5)	917,416
	765,000	6.75%, 01/15/2044(5)	936,830
	1,610,000	7.75%, 01/17/2038(5)	2,107,221
IDR	3,848,000,000	Indonesia Treasury Bond 8.38%, 09/15/2026	305,290

			4,266,757

		Ireland - 0.1%
		Ireland Government Bond
EUR	160,000	3.40%, 03/18/2024(5)	220,635
	230,000	4.50%, 10/18/2018	294,503

			515,138

		Italy - 0.9%
		Italy Buoni Poliennali Del Tesoro
	610,000	1.15%, 05/15/2017	707,220
	1,300,000	1.50%, 08/01/2019	1,553,653
	415,000	3.75%, 09/01/2024	566,355
	540,000	4.75%, 09/01/2021	753,432

			3,580,660

		Japan - 1.5%
JPY	165,000,000	Japan Government Five Year Bond 0.30%, 09/20/2018	1,571,020
	48,800,000	Japan Government Ten Year Bond 1.10%, 03/20/2021	487,913
	450,000,000	Japan Government Two Year Bond 0.10%, 08/15/2016	4,232,368

			6,291,301

		Malaysia - 0.2%
		Malaysia Government Bond
MYR	1,095,000	3.80%, 09/30/2022	280,562
	365,000	3.96%, 09/15/2025	93,613
	1,620,000	4.26%, 09/15/2016	417,537
	325,000	5.73%, 07/30/2019	88,877

			880,589

The accompanying notes are an integral part of these financial statements.

171

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8% - (continued)
		Mexico - 0.3%
		Mexican Bonos
MXN	3,969,600	6.50%, 06/09/2022	$242,797
	1,749,000	8.00%, 06/11/2020	112,589
	5,319,200	10.00%, 12/05/2024	398,467
$	520,000	Mexico Government International Bond 3.50%, 01/21/2021	538,200

			1,292,053

		Mongolia - 0.9%
	3,565,000	Mongolia Government International Bond 10.88%, 04/06/2021(2)	3,627,281

		Netherlands - 0.3%
		Netherlands Government Bond
EUR	350,000	0.25%, 01/15/2020	409,677
	545,000	1.25%, 01/15/2019(2)(5)	652,092
	195,000	2.00%, 07/15/2024(2)(5)	255,143

			1,316,912

		Norway - 0.0%
NOK	1,305,000	Norway Government Bond 3.75%, 05/25/2021(2)(5)	184,295

		Panama - 0.4%
$	1,675,000	Panama Government International Bond 3.88%, 03/17/2028	1,716,875

		Peru - 0.1%
PEN	135,000	Peru Government Bond 8.20%, 08/12/2026	47,195
$	500,000	Peruvian Government International Bond 4.13%, 08/25/2027	534,250

			581,445

		Poland - 0.2%
		Poland Government Bond
PLN	1,410,000	2.00%, 04/25/2021	365,049
	615,000	4.00%, 10/25/2023	174,368
	1,100,000	5.25%, 10/25/2017	303,858

			843,275

		Romania - 1.0%
		Romania Government Bond
RON	280,000	5.75%, 04/29/2020	80,669
	4,600,000	5.85%, 04/26/2023	1,357,567
EUR	2,078,000	Romanian Government International Bond 2.88%, 10/28/2024(5)	2,489,463

			3,927,699

		Russia - 1.6%
		Russian Foreign Bond - Eurobond
$	2,000,000	4.88%, 09/16/2023(5)	2,128,740
	3,100,000	5.00%, 04/29/2020(5)	3,277,940
	1,000,000	5.88%, 09/16/2043(5)	1,078,120

			6,484,800

		Singapore - 0.0%
SGD	130,000	Singapore Government Bond 3.00%, 09/01/2024	104,012

		South Africa - 0.1%
		South Africa Government Bond
ZAR	5,140,000	7.00%, 02/28/2031	291,810
	790,000	8.00%, 01/31/2030	49,741

			341,551

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8% - (continued)
		Spain - 0.8%
		Spain Government Bond
EUR	340,000	0.50%, 10/31/2017	$392,677
	75,000	1.95%, 04/30/2026(2)(5)	88,572
	575,000	2.75%, 10/31/2024(2)(5)	729,703
	700,000	4.50%, 01/31/2018	865,248
	770,000	5.50%, 04/30/2021(2)(5)	1,097,721

			3,173,921

		Sweden - 0.1%
		Sweden Government Bond
SEK	1,215,000	1.50%, 11/13/2023	162,601
	2,615,000	3.75%, 08/12/2017	344,117

			506,718

		Switzerland - 0.1%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022(5)	60,492
	145,000	3.00%, 01/08/2018(5)	160,977

			221,469

		Thailand - 0.1%
THB	7,420,000	Thailand Government Bond 3.63%, 06/16/2023	240,138

		Tunisia - 0.1%
$	560,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(5)	503,787

		Turkey - 2.6%
		Turkey Government Bond
TRY	9,795,187	2.50%, 05/04/2016(7)	3,492,030
	780,000	9.40%, 07/08/2020	282,952
		Turkey Government International Bond
$	230,000	3.25%, 03/23/2023	219,457
	3,385,000	4.88%, 04/16/2043	3,173,437
	1,805,000	5.13%, 03/25/2022	1,916,910
	310,000	6.63%, 02/17/2045	366,234
	1,100,000	6.75%, 04/03/2018	1,185,758

			10,636,778

		United Arab Emirates - 0.3%
	1,020,000	Abu Dhabi Government International Bond 3.13%, 05/03/2026(2)	1,027,650

		United Kingdom - 0.2%
		United Kingdom Gilt
GBP	120,000	1.50%, 01/22/2021(5)	179,484
	365,000	1.75%, 07/22/2019(5)	550,697
	170,000	2.00%, 07/22/2020(5)	259,800

			989,981

		Uruguay - 1.0%
		Uruguay Government International Bond
UYU	71,772,478	3.70%, 06/26/2037(7)	1,855,873
	65,466,775	4.25%, 04/05/2027(7)	1,909,808
	14,075,369	4.38%, 12/15/2028(7)	411,141

			4,176,822

		Venezuela - 0.0%
$	240,000	Venezuela Government International Bond 6.00%, 12/09/2020(5)	87,600

		Total Foreign Government Obligations (cost $81,704,457)	$80,742,484

The accompanying notes are an integral part of these financial statements.

172

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1%
		General - 0.9%
$	915,000	Chicago Transit Auth 6.90%, 12/01/2040	$1,123,739
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	3,090,000	6.15%, 07/01/2038	927,000
	2,000,000	6.20%, 07/01/2039	600,000
	2,365,000	6.30%, 07/01/2043	709,500
	485,000	6.55%, 07/01/2058	145,500

			3,505,739

		Higher Education - 0.2%
	835,000	University of California 4.60%, 05/15/2031	940,010

		Total Municipal Bonds (cost $5,864,896)	$4,445,749

SENIOR FLOATING RATE INTERESTS - 22.9%(8)
		Advertising - 0.1%
	591,030	Acosta Holdco, Inc. 4.25%, 09/26/2021	$584,381

		Aerospace/Defense - 0.6%
	732,188	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	730,050
	1,653,170	Transdigm, Inc. 3.50%, 05/14/2022	1,634,274

			2,364,324

		Agriculture - 0.2%
	778,799	Pinnacle Operating Corp. 4.75%, 11/15/2018	684,370

		Airlines - 0.2%
	340,000	American Airlines, Inc. 0.00%, 04/28/2023(9)	338,130
	595,013	Delta Air Lines, Inc. 3.25%, 10/18/2018	596,583

			934,713

		Auto Manufacturers - 0.3%
	585,112	Chrysler Group LLC 3.50%, 05/24/2017	585,259
	441,663	Jaguar Holding Co. 4.25%, 08/18/2022	440,651

			1,025,910

		Biotechnology - 0.1%
	429,425	Alkermes, Inc. 3.50%, 09/25/2019	427,278

		Chemicals - 0.6%
	63,998	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	63,718
	33,205	AIlnex USA, Inc. 4.50%, 10/03/2019	33,061
	645,125	Chemours Co. 3.75%, 05/12/2022	626,739
		Ineos U.S. Finance LLC
	897,563	3.75%, 05/04/2018	895,157
	153,449	4.25%, 03/31/2022	152,395
	703,881	Nexeo Solutions LLC 5.00%, 09/08/2017	701,241

			2,472,311

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Coal - 0.2%
$	270,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	$71,820
		Arch Coal, Inc.
	275,000	5.00%, 01/31/2017(10)	270,187
	1,181,417	7.50%, 05/16/2018	493,242

			835,249

		Commercial Services - 0.4%
	767,985	Brickman Group Ltd. 4.00%, 12/18/2020	762,548
	200,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	200,750
	239,491	Moneygram International, Inc. 4.25%, 03/27/2020	225,720
	355,642	ON Assignment, Inc. 3.75%, 06/03/2022	356,265
	34,304	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(9)	34,225

			1,579,508

		Distribution/Wholesale - 0.2%
	774,000	FPC Holdings, Inc. 5.25%, 11/19/2019	664,348
	305,251	PowerTeam Services LLC 4.25%, 05/06/2020	303,724

			968,072

		Diversified Financial Services - 0.3%
	899,640	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	903,580
	570,111	Walter Investment Management Corp. 4.75%, 12/19/2020	499,383

			1,402,963

		Electric - 0.4%
	589,615	Calpine Corp. 4.00%, 10/09/2019	589,762
	415,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	309,175
	235,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	234,706
	988,610	Seadrill Partners Finco LLC 4.00%, 02/21/2021	485,240
	500,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(6)	169,065

			1,787,948

		Electronics - 0.6%
	1,489,835	CDW LLC 3.25%, 04/29/2020	1,488,539
	481,518	Ceridian LLC 4.50%, 09/15/2020	460,654
	455,000	Sensus USA, Inc. 6.50%, 03/16/2023	450,450

			2,399,643

		Entertainment - 0.1%
	355,500	Scientific Games International, Inc. 6.00%, 10/01/2021	349,556

		Environmental Control - 0.1%
	407,329	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	405,802

The accompanying notes are an integral part of these financial statements.

173

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Food - 1.2%
		Albertsons LLC
$	1,470,150	5.50%, 08/25/2021	$1,474,325
	339,150	5.50%, 12/21/2022	340,140
	200,568	B&G Foods, Inc. 3.76%, 11/02/2022	201,571
	477,600	Hostess Brands LLC 4.50%, 08/03/2022	478,995
	588,525	JBS USA LLC 4.00%, 10/30/2022	587,789
	1,769,324	U.S. Foods, Inc. 4.50%, 03/31/2019	1,767,112

			4,849,932

		Food Service - 0.1%
	368,438	Hearthside Food Solutions 4.50%, 06/02/2021	366,595

		Forest Products & Paper - 0.2%
	783,931	Wilsonart LLC 4.00%, 10/31/2019	781,642

		Healthcare-Products - 0.1%
	268,650	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	267,978

		Healthcare-Services - 1.1%
	259,350	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	261,051
	177,300	CDRH Parent, Inc. 5.25%, 07/01/2021	166,072
		Community Health Systems, Inc.
	264,007	3.75%, 12/31/2019	259,952
	773,590	4.00%, 01/27/2021	761,808
	473,813	Envision Healthcare Corp. 4.50%, 10/28/2022	474,741
	430,472	Medpace Holdings, Inc. 4.75%, 04/01/2021	431,010
	256,240	Opal Acquisition, Inc. 5.00%, 11/27/2020	224,210
	544,950	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	515,463
	261,688	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	262,179
	783,038	U.S. Renal Care, Inc. 5.25%, 12/31/2022	783,531
	315,000	Vizient, Inc. 6.25%, 02/13/2023	317,756

			4,457,773

		Household Products/Wares - 0.1%
	260,000	Galleria Co. 3.75%, 01/26/2023	260,164

		Insurance - 1.2%
		Asurion LLC
	386,213	5.00%, 05/24/2019	384,765
	1,194,236	5.00%, 08/04/2022	1,185,494
	1,585,000	8.50%, 03/03/2021	1,519,334
	393,863	Evertec Group LLC 3.25%, 04/17/2020	382,047
	653,358	National Financial Partners Corp. 4.50%, 07/01/2020	645,870
	375,000	Sedgwick Claims Management Services, Inc. 6.75%, 02/28/2022	356,250

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Insurance - 1.2% - (continued)
$	406,429	USI, Inc. 4.25%, 12/27/2019	$401,096

			4,874,856

		Internet - 0.2%
	740,040	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	739,640

		Leisure Time - 1.0%
	957,231	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	960,993
		Delta 2 (LUX) S.a.r.l.
	2,253,002	4.75%, 07/30/2021	2,211,163
	810,000	7.75%, 07/31/2022	760,995
	388,685	Town Sports International LLC 4.50%, 11/15/2020	171,993

			4,105,144

		Lodging - 0.7%
	1,325,721	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(6)(9)	1,246,734
	451,950	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	402,236
		Four Seasons Holdings, Inc.
	298,730	3.50%, 06/27/2020	297,983
	275,000	6.25%, 12/27/2020	273,111
	182,112	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	182,713
	463,543	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	456,590

			2,859,367

		Machinery-Construction & Mining - 0.3%
	982,500	American Rock Salt Holdings LLC 4.75%, 05/20/2021	904,883
	384,657	Neff Rental LLC 7.25%, 06/09/2021	357,731

			1,262,614

		Machinery-Diversified - 0.8%
	806,438	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	797,026
	399,750	Gardner Denver, Inc. 4.25%, 07/30/2020	372,859
	1,425,075	Gates Global, Inc. 4.25%, 07/06/2021	1,362,472
	622,400	MacDermaid, Inc. 5.50%, 06/07/2020	609,821

			3,142,178

		Media - 1.4%
	865,658	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	857,547
	363,738	AVSC Holding Corp. 4.50%, 01/24/2021	355,554
	975,000	Charter Communications Operating LLC 3.50%, 01/24/2023	978,832
	522,450	Getty Images, Inc. 4.75%, 10/18/2019	393,144
	546,178	ION Media Networks, Inc. 4.75%, 12/18/2020	545,495
	495,316	Media General, Inc. 4.00%, 07/31/2020	495,009

The accompanying notes are an integral part of these financial statements.

174

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Media - 1.4% - (continued)
$	415,000	Neptune Finco Corp. 5.00%, 10/09/2022	$416,299
	160,000	Numericable U.S. LLC 0.00%, 01/15/2024(9)	160,566
	1,079,933	Tribune Media Co. 3.75%, 12/27/2020	1,078,249
	521,824	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	520,519

			5,801,214

		Metal Fabricate/Hardware - 0.2%
	814,125	Rexnord LLC 4.00%, 08/21/2020	808,019

		Mining - 0.2%
	125,550	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	125,236
	430,997	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	405,556
	342,731	Minerals Technologies, Inc. 3.75%, 05/09/2021	341,874

			872,666

		Miscellaneous Manufacturing - 0.2%
		Husky Injection Molding Systems Ltd.
	107,790	4.25%, 06/30/2021	106,869
	120,960	7.25%, 06/30/2022	114,912
	777,550	Sram LLC 4.01%, 04/10/2020	680,356

			902,137

		Oil & Gas - 0.4%
	270,000	Callon Petroleum Co. 8.50%, 10/08/2021	271,012
	270,188	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	158,735
	32,586	NGPL Pipeco LLC 6.75%, 09/15/2017	32,423
	627,303	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	464,204
	305,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	152,500
	705,000	Templar Energy LLC 8.50%, 11/25/2020	69,323
	522,963	Western Refining, Inc. 4.25%, 11/12/2020	516,755

			1,664,952

		Oil & Gas Services - 0.2%
	894,413	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	761,744
	291,313	Paragon Offshore Finance Co. 5.25%, 07/18/2021	75,197

			836,941

		Packaging & Containers - 0.9%
		Berry Plastics Holding Corp.
	444,710	3.75%, 01/06/2021	444,848
	775,945	4.00%, 10/01/2022	777,062
	292,382	Mauser U.S. Corp. 4.50%, 07/31/2021	284,195
	217,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	217,430

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Packaging & Containers - 0.9% - (continued)
$	1,270,195	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	$1,272,583
	667,593	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	660,917

			3,657,035

		Pharmaceuticals - 0.6%
	1,052,363	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,048,416
	853,869	PRA Holdings, Inc. 4.50%, 09/23/2020	857,071
	483,066	Valeant Pharmaceuticals International, Inc. 5.00%, 04/01/2022	470,506

			2,375,993

		Real Estate - 0.6%
		DTZ U.S. Borrower LLC
	545,875	4.25%, 11/04/2021	544,281
	265,000	9.25%, 11/04/2022	264,669
	815,000	MGM Growth Properties LLC 4.00%, 04/25/2023	819,246
		Realogy Corp.
	22,005	2.44%, 10/10/2016	21,785
	719,680	3.75%, 03/05/2020	719,082

			2,369,063

		REITS - 0.0%
	200,000	Equinix, Inc. 4.00%, 01/08/2023	200,500

		Retail - 1.6%
	951,346	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	940,644
	130,000	Coty, Inc. 3.75%, 10/27/2022	130,813
	517,036	J Crew Group, Inc 4.00%, 03/05/2021	411,529
	903,900	Kate Spade & Co. 4.00%, 04/10/2021	900,890
		Michaels Stores, Inc.
	509,250	3.75%, 01/28/2020	509,612
	419,502	4.00%, 01/28/2020	420,970
	824,263	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	784,336
	975,038	Party City Holdings, Inc. 4.25%, 08/19/2022	970,572
	496,858	PetSmart, Inc. 4.25%, 03/11/2022	495,183
		Rite Aid Corp.
	745,000	4.88%, 06/21/2021	745,469
	325,000	5.75%, 08/21/2020	325,676

			6,635,694

		Semiconductors - 0.7%
	1,115,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	1,115,201
		NXP B.V.
	498,319	3.25%, 01/11/2020	496,007
	758,100	3.75%, 12/07/2020	759,995
	320,000	ON Semiconductor Corp. 5.25%, 03/31/2023	321,267

			2,692,470

The accompanying notes are an integral part of these financial statements.

175

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Software - 2.4%
$	595,500	Epicor Software Corp. 4.75%, 06/01/2022	$570,936
		First Data Corp.
	500,000	3.94%, 09/24/2018	500,315
	760,000	4.19%, 07/08/2022	760,190
	2,465,219	4.44%, 03/24/2021	2,470,347
	310,000	Global Payments, Inc. 3.94%, 04/22/2023	312,403
	860,833	Infor US, Inc. 3.75%, 06/03/2020	839,674
		Kronos, Inc.
	1,927,683	4.50%, 10/30/2019	1,922,055
	668,024	9.75%, 04/30/2020	675,819
	868,527	Magic Newco LLC 5.00%, 12/12/2018	869,612
		SS&C Technologies, Inc.
	838,500	4.01%, 07/08/2022	840,596
	120,045	4.02%, 07/08/2022	120,345

			9,882,292

		Telecommunications - 1.9%
		Altice Financing S.A.
	99,250	5.25%, 02/04/2022	99,275
	1,883,598	5.50%, 07/02/2019	1,897,725
	149,250	CommScope, Inc. 3.83%, 12/29/2022	149,437
	879,542	Entravision Communications Corp. 3.50%, 05/31/2020	861,951
		Level 3 Financing, Inc.
	625,000	3.50%, 05/31/2022	625,112
	1,135,000	4.00%, 08/01/2019	1,137,837
	253,048	LTS Buyer LLC 4.00%, 04/13/2020	252,163
	149,843	Salem Communications Corp. 4.50%, 03/13/2020	143,849
	408,975	T-Mobile USA, Inc. 3.50%, 11/09/2022	411,277
	1,623,497	Univision Communications, Inc. 4.00%, 03/01/2020	1,619,568
	377,300	XO Communications LLC 4.25%, 03/17/2021	376,749

			7,574,943

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	33,367	1.50%, 01/31/2017(10)	33,242
	315,536	4.00%, 07/31/2022	314,352

			347,594

		Trucking & Leasing - 0.1%
	611,478	Consolidated Container Co. 5.00%, 07/03/2019	590,382

		Total Senior Floating Rate Interests (cost $97,259,726)	$93,401,806

U.S. GOVERNMENT AGENCIES - 0.0%
		FHLMC - 0.0%
	5,419,927	0.48%, 10/25/2020(1)(11)	$48,115

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.0% - (continued)
		FNMA - 0.0%
$	356,960	5.50%, 06/25/42(11)	$73,545

		Total U.S. Government Agencies (cost $109,782)	$121,660

U.S. GOVERNMENT SECURITIES - 12.8%
		U.S. Treasury Securities - 12.8%
		U.S. Treasury Bonds - 0.7%
	1,190,000	3.00%, 11/15/2045	$1,273,393
	1,335,000	3.75%, 11/15/2043(12)(13)	1,643,927
	50,000	5.38%, 02/15/2031(13)	71,145

			2,988,465

		U.S. Treasury Notes - 12.1%
	900,000	0.88%, 01/31/2018(12)(13)	902,004
	46,519,000	1.25%, 12/15/2018(13)	46,976,932
	80,000	1.88%, 09/30/2017(13)	81,331
	495,000	2.00%, 02/15/2025(13)	504,262
	910,000	2.13%, 08/15/2021(12)(13)	945,725

			49,410,254

		Total U.S. Government Securities (cost $51,673,157)	$52,398,719

COMMON STOCKS - 0.2%
		Energy - 0.2%
	83,644,001	KCA Deutag*(2)(14)(15)	$628,836

		Total Common Stocks (cost $1,133,543)	$628,836

PREFERRED STOCKS - 0.1%
		Diversified Financials - 0.1%
	20,000	GMAC Capital Trust I Series 2	$501,400

		Total Preferred Stocks (cost $513,939)	$501,400

		Total Long-Term Investments (cost $406,348,379)	$394,578,087

SHORT-TERM INVESTMENTS - 2.6%
		Other Investment Pools & Funds - 2.6%
	10,433,459	Fidelity Money Market Class 1	$10,433,459

		Total Short-Term Investments (cost $10,433,459)	$10,433,459

Total Investments Excluding Purchased Options (cost $416,781,838)	99.2%	$405,011,546

Total Purchased Options (cost $136,999)	0.0%	$122,961

Total Investments (cost $416,918,837)^	99.2%	$405,134,507
Other Assets and Liabilities	0.8%	3,408,604

Total Net Assets	100.0%	$408,543,111

The accompanying notes are an integral part of these financial statements.

176

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$7,035,134
Unrealized Depreciation	(18,819,463)

Net Unrealized Depreciation	$(11,784,329)

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $53,587,336, which represents 13.1% of total net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $52,507,934, which represents 12.9% of total net assets.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $303,429, which rounds to zero percent of total net assets.

(11)	Securities disclosed are interest-only strip.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(14)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2011	83,644,001	KCA Deutag	$1,133,543

At April 30, 2016, the aggregate value of these securities was $628,836, which represents 0.2% of total net assets.

(15)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of this security was $628,836, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

177

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.78 BRL per USD	06/30/16	USD	585,010	$5,235	$26,426	$(21,191)

Puts
CNH Put/JPY Call	GSC	16.76 JPY per CNH	07/21/16	CNH	4,071,000	$24,288	$15,458	$8,830
USD Put/INR Call	GSC	66.35 INR per USD	05/04/16	USD	2,525,000	3,456	18,911	(15,455)
USD Put/RUB Call	BOA	66.44 RUB per USD	05/12/16	USD	594,000	16,950	15,278	1,672
USD Put/RUB Call	GSC	66.02 RUB per USD	05/19/16	USD	594,000	15,598	15,444	154
USD Put/TRY Call	GSC	2.85 TRY per USD	05/05/16	USD	2,641,000	44,538	29,896	14,642
USD Put/ZAR Call	BOA	14.32 ZAR per USD	05/19/16	USD	691,000	11,877	14,615	(2,738)

Total Puts					11,116,000	$116,707	$109,602	$7,105

Total purchased option contracts					11,701,010	$121,942	$136,028	$(14,086)

Written option contracts:
Puts
USD Put/INR Call	BOA	66.35 USD per INR	05/04/16	USD	(1,262,000)	$(1,728)	$(2,688)	$960

Total written option contracts					(1,262,000)	$(1,728)	$(2,688)	$960

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	145,000	$282	$265	$17
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	380,000	737	706	31

Total Calls					525,000	$1,019	$971	$48

Total purchased swaption contracts					525,000	$1,019	$971	$48

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(26,495,000)	$(434,016)	$(350,109)	$(83,907)
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(26,495,000)	(184,312)	(251,212)	66,900

Total Calls					(52,990,000)	$(618,328)	$(601,321)	$(17,007)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(26,495,000)	$(109,471)	$(325,963)	$216,492
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(26,495,000)	(228,304)	(149,531)	(78,773)

Total Puts					(52,990,000)	$(337,775)	$(475,494)	$137,719

Total written swaption contracts					(105,980,000)	$(956,103)	$(1,076,815)	$120,712

The accompanying notes are an integral part of these financial statements.

178

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year Mini JGB Future	10	06/10/2016	$1,420,337	$1,425,282	$4,945
Australian 3-Year Bond Future	4	06/15/2016	340,129	340,809	680
Australian Dollar Future	52	06/13/2016	3,956,734	3,945,240	(11,494)
Canadian Dollar Future	62	06/14/2016	4,771,435	4,943,880	172,445
Canadian Government 10-Year Bond Future	5	06/21/2016	556,045	554,555	(1,490)
Euro-BOBL Future	18	06/08/2016	2,699,967	2,696,937	(3,030)
Euro-BTP Future	8	06/08/2016	1,265,060	1,263,678	(1,382)
Euro-Oat Future	9	06/08/2016	1,607,762	1,610,639	2,877
Euro-Schatz Future	4	06/08/2016	512,852	511,906	(946)
Japan 10-Year Bond Future	4	06/13/2016	5,680,853	5,695,113	14,260
Long Gilt Future	17	06/28/2016	3,002,223	2,970,812	(31,411)
U.S. Treasury 10-Year Note Future	853	06/21/2016	111,326,276	110,943,312	(382,964)
U.S. Treasury 10-Year Ultra Future	33	06/21/2016	4,649,458	4,638,563	(10,895)
U.S. Treasury 2-Year Note Future	103	06/30/2016	22,510,447	22,518,375	7,928
U.S. Treasury Long Bond Future	47	06/21/2016	7,759,956	7,675,688	(84,268)

Total					$(324,745)

Short position contracts:
Australian 10-Year Bond Future	1	06/15/2016	$98,553	$99,335	$(782)
British Pound Future	18	06/13/2016	1,602,077	1,643,962	(41,885)
Euro FX Future	41	06/13/2016	5,659,043	5,875,813	(216,770)
Euro-Bund Future	17	06/08/2016	3,152,309	3,151,133	1,176
Japanese Yen Future	51	06/13/2016	5,646,410	5,978,475	(332,065)
Swiss Franc Future	33	06/13/2016	4,169,785	4,308,150	(138,365)
U.S. Treasury 5-Year Note Future	489	06/30/2016	59,135,198	59,126,977	8,221
U.S. Treasury Ultra Long Term Bond Future	1	06/21/2016	175,224	171,344	3,880

Total					$(716,590)

Total futures contracts					$(1,041,335)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	62,833	(0.32)%	07/25/45	$15,509	$—	$12,598	$(2,911)
ABX.HE.AA.06-1	JPM	USD	85,273	(0.32)%	07/25/45	22,544	—	17,098	(5,446)
ABX.HE.AA.06-1	BCLY	USD	68,218	(0.32)%	07/25/45	38,544	—	13,678	(24,866)
ABX.HE.AA.06-1	BCLY	USD	76,297	(0.32)%	07/25/45	43,109	—	15,298	(27,811)
ABX.HE.AA.06-1	JPM	USD	605,888	(0.32)%	07/25/45	159,046	—	121,483	(37,563)
ABX.HE.AAA.06-1	JPM	USD	98,794	(0.18)%	07/25/45	1,852	—	2,204	352
ABX.HE.AAA.06-1	MSC	USD	31,652	(0.18)%	07/25/45	641	—	706	65
ABX.HE.AAA.06-1	JPM	USD	7,673	(0.18)%	07/25/45	185	—	171	(14)
ABX.HE.AAA.06-1	JPM	USD	38,367	(0.18)%	07/25/45	903	—	856	(47)
ABX.HE.AAA.06-1	JPM	USD	40,285	(0.18)%	07/25/45	1,078	—	899	(179)
ABX.HE.AAA.06-1	JPM	USD	13,428	(0.18)%	07/25/45	504	—	300	(204)
ABX.HE.AAA.06-1	GSC	USD	29,734	(0.18)%	07/25/45	2,750	—	663	(2,087)
ABX.HE.AAA.06-1	BCLY	USD	29,734	(0.18)%	07/25/45	3,425	—	663	(2,762)
ABX.HE.AAA.06-1	MSC	USD	48,917	(0.18)%	07/25/45	5,442	—	1,091	(4,351)
ABX.HE.AAA.06-1	GSC	USD	103,590	(0.18)%	07/25/45	9,323	—	2,311	(7,012)
ABX.HE.AAA.06-2	BOA	USD	5,216	(0.11)%	05/25/46	1,187	—	617	(570)
ABX.HE.AAA.06-2	JPM	USD	242,016	(0.11)%	05/25/46	31,800	—	28,610	(3,190)
ABX.HE.AAA.06-2	JPM	USD	307,736	(0.11)%	05/25/46	59,564	—	36,379	(23,185)
ABX.HE.AAA.06-2	CSI	USD	863,747	(0.11)%	05/25/46	260,204	—	102,109	(158,095)

The accompanying notes are an integral part of these financial statements.

179

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.07-1	MSC	USD	708,272	(0.09)%	08/25/37	$163,205	$—	$177,002	$13,797
ABX.HE.AAA.07-1	MSC	USD	586,419	(0.09)%	08/25/37	135,095	—	146,552	11,457
ABX.HE.AAA.07-1	GSC	USD	422,679	(0.09)%	08/25/37	100,263	—	105,630	5,367
ABX.HE.AAA.07-1	JPM	USD	266,554	(0.09)%	08/25/37	65,585	—	66,614	1,029
ABX.HE.AAA.07-1	CSI	USD	1,207,109	(0.09)%	08/25/37	329,236	—	301,665	(27,571)
CMBX.NA.A.7	JPM	USD	755,000	(2.00)%	01/17/47	—	(15,148)	48,980	64,128
CMBX.NA.A.7	JPM	USD	65,000	(2.00)%	01/17/47	—	(122)	4,216	4,338
CMBX.NA.AA.2	CSI	USD	947,354	(0.15)%	03/15/49	281,342	—	328,590	47,248
CMBX.NA.AA.2	CSI	USD	630,120	(0.15)%	03/15/49	193,280	—	218,557	25,277
CMBX.NA.AA.2	CSI	USD	612,738	(0.15)%	03/15/49	202,431	—	212,449	10,018
CMBX.NA.AA.2	BOA	USD	656,194	(0.15)%	03/15/49	247,942	—	227,517	(20,425)
CMBX.NA.AA.2	BOA	USD	790,910	(0.15)%	03/15/49	298,844	—	274,225	(24,619)
CMBX.NA.AA.2	JPM	USD	1,277,624	(0.15)%	03/15/49	478,754	—	442,979	(35,775)
CMBX.NA.AA.7	CSI	USD	1,025,000	(1.50)%	01/17/47	—	(240)	41,948	42,188
CMBX.NA.AA.7	CSI	USD	775,000	(1.50)%	01/17/47	—	(6,853)	31,716	38,569
CMBX.NA.AA.7	CSI	USD	810,000	(1.50)%	01/17/47	3,100	—	33,149	30,049
CMBX.NA.AA.7	CSI	USD	625,000	(1.50)%	01/17/47	2,825	—	25,578	22,753
CMBX.NA.AA.7	CSI	USD	620,000	(1.50)%	01/17/47	3,262	—	25,373	22,111
CMBX.NA.AA.7	MSC	USD	290,000	(1.50)%	01/17/47	—	(2,434)	11,868	14,302
CMBX.NA.AA.7	CSI	USD	935,000	(1.50)%	01/17/47	28,669	—	38,264	9,595
CMBX.NA.AA.7	MSC	USD	400,000	(1.50)%	01/17/47	27,838	—	16,369	(11,469)
CMBX.NA.AA.8	BCLY	USD	355,000	(1.50)%	10/17/57	15,659	—	22,145	6,486
CMBX.NA.AA.8	BCLY	USD	80,000	(1.50)%	10/17/57	3,961	—	4,991	1,030
CMBX.NA.AJ.2	CSI	USD	858,483	(1.09)%	03/15/49	67,855	—	103,113	35,258
CMBX.NA.AJ.2	DEUT	USD	1,037,940	(1.09)%	03/15/49	90,070	—	124,667	34,597
CMBX.NA.AJ.2	JPM	USD	121,255	(1.09)%	03/15/49	9,889	—	14,564	4,675
CMBX.NA.AJ.2	CSI	USD	101,854	(1.09)%	03/15/49	9,637	—	12,331	2,694
CMBX.NA.AJ.3	GSC	USD	479,942	(1.47)%	12/13/49	88,089	—	133,858	45,769
CMBX.NA.AJ.3	MLI	USD	455,455	(1.47)%	12/13/49	87,003	—	127,028	40,025
CMBX.NA.AJ.3	GSC	USD	381,994	(1.47)%	12/13/49	71,884	—	106,540	34,656
CMBX.NA.AJ.3	GSC	USD	9,795	(1.47)%	12/13/49	2,115	—	2,744	629
CMBX.NA.AJ.4	JPM	USD	1,416,749	(0.96)%	02/17/51	271,211	—	375,811	104,600
CMBX.NA.AJ.4	DEUT	USD	883,617	(0.96)%	02/17/51	165,278	—	234,391	69,113
CMBX.NA.AJ.4	CSI	USD	700,970	(0.96)%	02/17/51	126,079	—	185,942	59,863
CMBX.NA.AJ.4	CSI	USD	700,970	(0.96)%	02/17/51	127,735	—	185,942	58,207
CMBX.NA.AJ.4	CSI	USD	636,796	(0.96)%	02/17/51	136,212	—	168,919	32,707
CMBX.NA.AJ.4	GSC	USD	164,876	(0.96)%	02/17/51	27,131	—	43,735	16,604
CMBX.NA.AJ.4	MSC	USD	957,663	(0.96)%	02/17/51	374,389	—	254,033	(120,356)
CMBX.NA.AM.2	CSI	USD	302,116	(0.50)%	03/15/49	1,038	—	1,693	655
CMBX.NA.AM.2	JPM	USD	363,356	(0.50)%	03/15/49	2,579	—	2,036	(543)
CMBX.NA.AM.2	CSI	USD	1,036,994	(0.50)%	03/15/49	63,516	—	5,812	(57,704)
CMBX.NA.AM.2	MSC	USD	1,980,086	(0.50)%	03/15/49	97,730	—	11,097	(86,633)
CMBX.NA.AM.4	CSI	USD	65,000	(0.50)%	02/17/51	1,324	—	1,877	553
CMBX.NA.AM.4	CSI	USD	80,000	(0.50)%	02/17/51	2,193	—	2,310	117
CMBX.NA.AM.4	MSC	USD	445,000	(0.50)%	02/17/51	44,837	—	12,850	(31,987)
CMBX.NA.AM.4	MSC	USD	230,000	(0.50)%	02/17/51	51,546	—	6,641	(44,905)
CMBX.NA.AS.6	CSI	USD	1,700,000	(1.00)%	05/11/63	21,950	—	28,863	6,913
CMBX.NA.AS.6	CSI	USD	200,000	(1.00)%	05/11/63	1,610	—	3,395	1,785
CMBX.NA.AS.6	CSI	USD	425,000	(1.00)%	05/11/63	7,842	—	7,216	(626)
CMBX.NA.AS.7	CSI	USD	1,080,000	(1.00)%	01/17/47	24,402	—	28,022	3,620
CMBX.NA.AS.7	GSC	USD	725,000	(1.00)%	01/17/47	16,313	—	18,811	2,498
CMBX.NA.AS.7	CSI	USD	95,000	(1.00)%	01/17/47	1,477	—	2,465	988
CMBX.NA.AS.7	CSI	USD	210,000	(1.00)%	01/17/47	5,626	—	5,449	(177)
CMBX.NA.AS.8	DEUT	USD	340,000	(1.00)%	10/17/57	25,459	—	15,176	(10,283)
CMBX.NA.BBB.7	DEUT	USD	275,000	(3.00)%	01/17/47	20,659	—	22,506	1,847
CMBX.NA.BBB.7	CSI	USD	275,000	(3.00)%	01/17/47	21,491	—	22,505	1,014

The accompanying notes are an integral part of these financial statements.

180

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.BBB.7	CSI	USD	540,000	(3.00)%	01/17/47	$44,671	$—	$44,193	$(478)
CMBX.NA.BBB.7	DEUT	USD	280,000	(3.00)%	01/17/47	27,446	—	22,915	(4,531)
CMBX.NA.BBB.7	GSC	USD	680,000	(3.00)%	01/17/47	65,236	—	55,650	(9,586)
CMBX.NA.BBB.7	DEUT	USD	295,000	(3.00)%	01/17/47	37,723	—	24,142	(13,581)
CMBX.NA.BBB.7	GSC	USD	265,000	(3.00)%	01/17/47	38,011	—	21,688	(16,323)
CMBX.NA.BBB.7	MSC	USD	415,000	(3.00)%	01/17/47	51,673	—	33,963	(17,710)

Total						$5,569,830	$(24,797)	$5,639,004	$93,971

Sell protection:
CDX.EMS.25	BNP	USD	5,210,000	1.00%	06/20/21	$—	$(456,804)	$(431,766)	$25,038
CDX.EMS.25	GSC	USD	2,865,000	1.00%	06/20/21	—	(253,179)	(237,430)	15,749
CDX.EMS.25	BCLY	USD	1,778,000	1.00%	06/20/21	—	(162,824)	(147,347)	15,477
CDX.EMS.25	BCLY	USD	1,530,000	1.00%	06/20/21	—	(135,961)	(126,795)	9,166
CDX.EMS.25	BNP	USD	1,480,000	1.00%	06/20/21	—	(130,426)	(122,651)	7,775
CMBX.NA.A.2	MLI	USD	78,178	0.25%	03/15/49	—	(48,492)	(50,910)	(2,418)
CMBX.NA.A.2	GSC	USD	104,237	0.25%	03/15/49	—	(63,884)	(67,880)	(3,996)
CMBX.NA.A.2	MSC	USD	148,910	0.25%	03/15/49	—	(91,497)	(96,972)	(5,475)
CMBX.NA.A.2	CSI	USD	312,711	0.25%	03/15/49	—	(196,247)	(203,640)	(7,393)
CMBX.NA.A.2	BOA	USD	204,751	0.25%	03/15/49	—	(125,767)	(133,336)	(7,569)
CMBX.NA.A.2	MLI	USD	253,147	0.25%	03/15/49	—	(156,803)	(164,851)	(8,048)
CMBX.NA.A.2	MLI	USD	260,593	0.25%	03/15/49	—	(161,641)	(169,701)	(8,060)
CMBX.NA.A.2	GSC	USD	290,375	0.25%	03/15/49	—	(179,579)	(189,094)	(9,515)
CMBX.NA.A.2	MSC	USD	301,543	0.25%	03/15/49	—	(185,398)	(196,367)	(10,969)
CMBX.NA.A.2	CSI	USD	394,612	0.25%	03/15/49	—	(245,096)	(256,975)	(11,879)
CMBX.NA.A.2	BOA	USD	394,612	0.25%	03/15/49	—	(218,380)	(256,890)	(38,510)
CMBX.NA.AAA.6	JPM	USD	4,995,000	0.50%	05/11/63	—	(164,554)	(77,002)	87,552
CMBX.NA.AAA.6	JPM	USD	4,088,000	0.50%	05/11/63	—	(130,408)	(63,020)	67,388
CMBX.NA.AAA.6	DEUT	USD	4,265,000	0.50%	05/11/63	—	(103,958)	(65,749)	38,209
CMBX.NA.AAA.6	CSI	USD	1,140,000	0.50%	05/11/63	—	(22,394)	(17,574)	4,820
CMBX.NA.BB.6	CSI	USD	1,700,000	5.00%	05/11/63	—	(199,694)	(154,771)	44,923
CMBX.NA.BB.6	MSC	USD	599,000	5.00%	05/11/63	—	(38,362)	(54,504)	(16,142)
CMBX.NA.BB.8	GSC	USD	735,000	5.00%	10/17/57	—	(228,973)	(161,405)	67,568
CMBX.NA.BB.8	GSC	USD	425,000	5.00%	10/17/57	—	(144,132)	(93,330)	50,802
CMBX.NA.BB.8	MSC	USD	420,000	5.00%	10/17/57	—	(130,047)	(92,231)	37,816
CMBX.NA.BB.8	GSC	USD	420,000	5.00%	10/17/57	—	(127,150)	(92,232)	34,918
CMBX.NA.BB.8	CSI	USD	280,000	5.00%	10/17/57	—	(49,953)	(61,488)	(11,535)
CMBX.NA.BB.8	CSI	USD	210,000	5.00%	10/17/57	—	(30,804)	(46,115)	(15,311)
CMBX.NA.BB.8	CSI	USD	160,000	5.00%	10/17/57	—	(19,041)	(35,136)	(16,095)
CMBX.NA.BB.8	GSC	USD	280,000	5.00%	10/17/57	—	(45,289)	(61,487)	(16,198)
CMBX.NA.BB.8	CSI	USD	280,000	5.00%	10/17/57	—	(41,073)	(61,488)	(20,415)
CMBX.NA.BB.8	CSI	USD	220,000	5.00%	10/17/57	—	(26,816)	(48,311)	(21,495)
CMBX.NA.BB.8	JPM	USD	205,000	5.00%	10/17/57	—	(15,085)	(45,018)	(29,933)
CMBX.NA.BB.8	MLI	USD	340,000	5.00%	10/17/57	—	(43,890)	(74,663)	(30,773)
CMBX.NA.BB.8	GSC	USD	340,000	5.00%	10/17/57	—	(40,400)	(74,664)	(34,264)
CMBX.NA.BB.8	BCLY	USD	340,000	5.00%	10/17/57	—	(39,486)	(74,664)	(35,178)
CMBX.NA.BB.8	GSC	USD	310,000	5.00%	10/17/57	—	(31,968)	(68,076)	(36,108)
CMBX.NA.BB.8	MSC	USD	355,000	5.00%	10/17/57	—	(41,184)	(77,958)	(36,774)
CMBX.NA.BB.8	UBS	USD	365,000	5.00%	10/17/57	—	(42,403)	(80,154)	(37,751)
CMBX.NA.BB.8	BCLY	USD	380,000	5.00%	10/17/57	—	(45,422)	(83,448)	(38,026)
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(44,751)	(83,447)	(38,696)
CMBX.NA.BB.8	MLI	USD	370,000	5.00%	10/17/57	—	(34,222)	(81,252)	(47,030)
CMBX.NA.BB.8	CSI	USD	475,000	5.00%	10/17/57	—	(56,766)	(104,309)	(47,543)
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(31,901)	(83,448)	(51,547)
CMBX.NA.BB.8	CSI	USD	755,000	5.00%	10/17/57	—	(91,115)	(165,798)	(74,683)
CMBX.NA.BB.8	BOA	USD	535,000	5.00%	10/17/57	—	(37,753)	(117,485)	(79,732)
CMBX.NA.BB.8	BCLY	USD	550,000	5.00%	10/17/57	—	(33,498)	(120,779)	(87,281)
CMBX.NA.BB.8	BCLY	USD	1,065,000	5.00%	10/17/57	—	(120,493)	(233,873)	(113,380)
CMBX.NA.BB.8	CSI	USD	1,855,000	5.00%	10/17/57	—	(252,240)	(407,357)	(155,117)

The accompanying notes are an integral part of these financial statements.

181

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.9	GSC	USD	415,000	5.00%	09/15/58	$—	$(116,762)	$(105,099)	$11,663
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/15/58	—	(59,084)	(53,182)	5,902
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/15/58	—	(58,574)	(53,182)	5,392
CMBX.NA.BB.9	MLI	USD	210,000	5.00%	09/17/58	—	(59,692)	(53,183)	6,509
CMBX.NA.BB.9	JPM	USD	220,000	5.00%	09/17/58	—	(60,852)	(55,715)	5,137
CMBX.NA.BB.9	MLI	USD	205,000	5.00%	09/17/58	—	(56,703)	(51,917)	4,786
PrimeX.ARM.2	MSC	USD	97,474	4.58%	12/25/37	—	(7,153)	4,110	11,263
PrimeX.ARM.2	MSC	USD	892,657	4.58%	12/25/37	29,820	—	37,752	7,932
PrimeX.ARM.2	JPM	USD	270,465	4.58%	12/25/37	7,909	—	$11,404	3,495

Total						$37,729	$(5,736,023)	$(6,333,853)	$(635,559)

Total traded indices						$5,607,559	$(5,760,820)	$(694,849)	$(541,588)

Credit default swaps on single-name issues:
Sell protection:
Brazil (Federated Republic of)	JPM	USD	2,000,000	1.00% /2.97%	09/20/20	$—	$(191,047)	$(158,876)	$32,171
Brazil (Federated Republic of)	BNP	USD	3,400,000	1.00% /3.33%	06/20/21	—	(510,794)	(367,018)	143,776
Brazilian Government International Bond	GSC	USD	1,150,000	1.00% /3.33%	06/20/21	—	(137,333)	(124,139)	13,194
Philippines Government International Bond	BCLY	USD	4,900,000	1.00% /0.99%	12/20/20	—	—	6,574	6,574
Republic of South Africa	GSC	USD	1,100,000	1.00% /2.63%	12/20/20	—	(104,723)	(76,352)	28,371

Total						$—	$(943,897)	$(719,811)	$224,086

Total single-name issues						$—	$(943,897)	$(719,811)	$224,086

Total OTC contracts						$5,607,559	$(6,704,717)	$(1,414,660)	$(317,502)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	49,290,000	5.00%	12/20/20	$(271,203)	$1,585,706	$1,856,909
CDX.NA.HY.26	USD	670,000	5.00%	06/20/21	17,767	21,550	3,783
CDX.NA.HY.26	USD	13,940,000	(5.00)%	06/20/21	(264,313)	(448,370)	(184,057)
CDX.NA.IG.26	USD	13,890,000	1.00%	06/20/21	132,869	160,373	27,504
ITRAXX.EUR.25	EUR	8,874,000	(1.00)%	06/20/21	(134,361)	(147,106)	(12,745)
ITRAXX.XOV.24	EUR	2,247,000	(5.00)%	12/20/20	(116,305)	(186,724)	(70,419)

Total					$(635,546)	$985,429	$1,620,975

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.24	EUR	3,137,000	(1.00)%	12/20/20	$18,758	$(47,596)	$(66,354)

Total					$(616,788)	$937,833	$1,554,621

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

182

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.300% based on the notional amount of currency delivered	09/21/21	GSC	USD	1,374,309	CNY	8,955,000	$—	$(9,215)	$(6,676)	$2,539
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.210% based on the notional amount of currency delivered	09/21/21	DEUT	USD	400,061	CNY	2,615,000	—	(3,538)	(3,208)	330
Fixed Rate equal to 3.210% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	DEUT	CNY	2,615,000	USD	400,061	3,538	—	3,066	(472)
Fixed Rate equal to 3.300% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	GSC	CNY	8,955,000	USD	1,374,309	9,215	—	(62,571)	(71,786)

Total								$12,753	$(12,753)	$(69,389)	$(69,389)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.90% Fixed	CPURNSA	USD	29,286,000	07/15/24	$—	$—	$65,274	$65,274
BOA	3M NZD Bank Bill	2.62% Fixed	NZD	75,000	09/19/20	—	(9)	(41)	(32)
DEUT	3M NZD Bank Bill	2.62% Fixed	NZD	80,000	09/19/20	—	(24)	(44)	(20)
GSC	3M NZD Bank Bill	2.62% Fixed	NZD	70,000	09/19/20	—	(6)	(39)	(33)
GSC	3M NZD Bank Bill	2.62% Fixed	NZD	85,000	09/19/20	—	(12)	(48)	(36)
GSC	0.17% Fixed	3M SEK STIBOR	SEK	425,989,000	04/21/18	—	—	(4,410)	(4,410)
JPM	3M NZD Bank Bill	2.62% Fixed	NZD	70,000	09/19/20	—	(9)	(39)	(30)

Total						$—	$(60)	$60,653	$60,713

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund		Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
6M GBP LIBOR	0.94	% Fixed	GBP	35,481,000	04/21/18	$—	$—	$(7,190)	$(7,190)
6M GBP LIBOR	1.30	% Fixed	GBP	1,075,000	06/20/20	1,783	—	$1,469	(314)

Total						$1,783	$—	$(5,721)	$(7,504)

The accompanying notes are an integral part of these financial statements.

183

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield	GSC	USD	19,299,000	(3M LIBOR	)	06/20/16	$—	$—	$—	$0
iShares iBoxx $ High Yield Corporate Bond ETF	BOA	USD	13,623,384	(1M LIBOR - 0.25%)		07/28/16	—	—	22,784	22,784

Total							$—	$—	$22,784	$22,784

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	RBS	$106,716	$106,313	$(403)
AUD	Buy	05/31/16	RBS	46,294	45,563	(731)
AUD	Buy	05/31/16	HSBC	254,175	249,835	(4,340)
AUD	Buy	05/31/16	NAB	256,661	252,114	(4,547)
AUD	Buy	05/31/16	GSC	513,587	504,228	(9,359)
AUD	Sell	05/31/16	GSC	54,143	53,156	987
AUD	Sell	05/31/16	NAB	27,058	26,579	479
AUD	Sell	05/31/16	HSBC	26,267	25,819	448
AUD	Sell	05/31/16	HSBC	256,121	255,911	210
AUD	Sell	05/31/16	GSC	49,487	49,359	128
BRL	Sell	07/05/16	GSC	855,549	920,728	(65,179)
BRL	Sell	08/17/16	MSC	3,113,898	3,300,106	(186,208)
CAD	Buy	05/31/16	SSG	356,933	359,452	2,519
CAD	Buy	05/31/16	RBS	51,332	51,806	474
CAD	Buy	05/31/16	RBS	31,934	31,880	(54)
CAD	Sell	05/31/16	SSG	159,868	160,996	(1,128)
CHF	Sell	05/31/16	JPM	56,482	57,407	(925)
CNH	Buy	10/21/16	SCB	19,626	20,620	994
CNH	Buy	10/21/16	JPM	27,661	28,255	594
CNH	Buy	10/21/16	SCB	9,758	10,233	475
CNH	Buy	10/21/16	SCB	19,173	19,550	377
CNH	Buy	10/21/16	BCLY	8,016	8,248	232
CNH	Sell	10/21/16	DEUT	6,776	6,720	56
CNH	Sell	10/21/16	HSBC	42,050	42,002	48
CNH	Sell	10/21/16	JPM	27,661	27,645	16
CNH	Sell	10/21/16	UBS	10,326	10,538	(212)
CNY	Buy	07/20/16	CBK	397,239	398,215	976
CNY	Buy	07/28/16	JPM	849,418	818,505	(30,913)
CNY	Sell	07/28/16	GSC	66,160	66,864	(704)
CNY	Sell	07/28/16	DEUT	742,033	751,641	(9,608)
COP	Buy	06/15/16	CIB	1,476,207	1,597,781	121,574
COP	Buy	06/15/16	BOA	330,825	350,920	20,095
COP	Buy	06/15/16	CBK	169,717	186,475	16,758
COP	Sell	06/15/16	SSG	2,812,164	3,152,573	(340,409)
EUR	Buy	05/31/16	SSG	7,040,695	7,142,310	101,615
EUR	Buy	05/31/16	RBS	1,223,856	1,243,486	19,630
EUR	Buy	05/31/16	SSG	12,427	12,606	179
EUR	Buy	06/15/16	CIB	2,243,474	2,291,057	47,583
EUR	Buy	06/15/16	UBS	1,277,168	1,314,090	36,922
EUR	Buy	06/15/16	UBS	1,865,495	1,883,987	18,492
EUR	Buy	06/15/16	CBK	1,512,776	1,528,518	15,742
EUR	Buy	09/21/16	CBK	18,220,605	18,395,552	174,947
EUR	Buy	03/15/17	CBK	438,450	457,574	19,124
EUR	Buy	03/15/17	UBS	280,922	283,812	2,890
EUR	Buy	03/15/17	BOA	240,640	243,267	2,627
EUR	Buy	03/15/17	BOA	177,515	179,555	2,040
EUR	Sell	05/11/16	GSC	842,904	847,609	(4,705)
EUR	Sell	05/31/16	RBS	74,510	74,494	16
EUR	Sell	05/31/16	GSC	51,341	51,574	(233)

The accompanying notes are an integral part of these financial statements.

184

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	RBC	$33,975	$34,382	$(407)
EUR	Sell	05/31/16	BCLY	590,271	599,394	(9,123)
EUR	Sell	05/31/16	SSG	11,698,717	11,867,559	(168,842)
EUR	Sell	06/15/16	CIB	1,496,772	1,528,518	(31,746)
EUR	Sell	03/15/17	JPM	1,609,499	1,644,949	(35,450)
EUR	Sell	03/15/17	BOA	2,014,909	2,079,354	(64,445)
EUR	Sell	03/15/17	BOA	1,080,446	1,164,206	(83,760)
EUR	Sell	03/15/17	BOA	5,927,233	6,150,023	(222,790)
GBP	Buy	05/31/16	CBK	1,902,108	1,911,329	9,221
GBP	Buy	05/31/16	RBS	130,512	131,513	1,001
GBP	Sell	05/31/16	CBK	200,681	201,654	(973)
GBP	Sell	05/31/16	UBS	178,286	179,735	(1,449)
GBP	Sell	05/31/16	CBK	2,440,166	2,451,996	(11,830)
GBP	Sell	06/15/16	WEST	297,181	305,421	(8,240)
HUF	Buy	05/18/16	HSBC	147,634	148,252	618
IDR	Buy	05/18/16	GSC	512,686	599,034	86,348
IDR	Buy	09/21/16	GSC	1,925,065	1,931,426	6,361
IDR	Sell	05/18/16	BCLY	277,035	302,429	(25,394)
IDR	Sell	05/18/16	JPM	270,950	296,605	(25,655)
IDR	Sell	09/21/16	SCB	478,265	482,857	(4,592)
IDR	Sell	09/21/16	DEUT	477,564	482,856	(5,292)
IDR	Sell	09/21/16	HSBC	960,405	965,713	(5,308)
JPY	Buy	05/31/16	TDB	10,016,890	10,481,032	464,142
JPY	Buy	05/31/16	RBS	762,416	794,728	32,312
JPY	Buy	05/31/16	JPM	47,749	49,846	2,097
JPY	Sell	05/31/16	RBS	142,135	142,957	(822)
JPY	Sell	05/31/16	TDB	94,380	98,753	(4,373)
JPY	Sell	05/31/16	UBS	468,515	489,835	(21,320)
JPY	Sell	08/15/16	MSC	4,013,494	4,247,395	(233,901)
MXN	Buy	05/31/16	GSC	96,522	98,913	2,391
MXN	Buy	05/31/16	UBS	46,453	47,516	1,063
MXN	Buy	05/31/16	GSC	51,203	51,572	369
MXN	Buy	05/31/16	GSC	12,553	12,864	311
MXN	Buy	06/15/16	RBC	315,184	318,969	3,785
MXN	Buy	06/15/16	SSG	63,138	63,991	853
MXN	Sell	06/15/16	SCB	366,073	382,959	(16,886)
MYR	Sell	05/31/16	HSBC	227,168	226,733	435
MYR	Sell	05/31/16	HSBC	94,265	94,217	48
NOK	Buy	05/31/16	JPM	34,141	34,770	629
NZD	Sell	05/31/16	BOA	13,038	13,245	(207)
NZD	Sell	05/31/16	SSG	13,036	13,245	(209)
NZD	Sell	05/31/16	GSC	48,014	48,796	(782)
NZD	Sell	05/31/16	BNP	86,697	87,832	(1,135)
NZD	Sell	05/31/16	BNP	105,275	106,653	(1,378)
PEN	Buy	06/15/16	SSG	289,125	297,152	8,027
PEN	Sell	06/15/16	SSG	6,671	6,967	(296)
PEN	Sell	06/15/16	CIB	78,381	82,694	(4,313)
PEN	Sell	06/15/16	JPM	197,037	207,491	(10,454)
PHP	Buy	07/20/16	CBK	12,030	11,891	(139)
PLN	Sell	05/31/16	CBK	24,080	24,609	(529)
PLN	Sell	05/31/16	UBS	63,265	64,928	(1,663)
RON	Sell	06/15/16	JPM	1,408,749	1,443,427	(34,678)
RUB	Buy	05/18/16	JPM	277,566	279,520	1,954
RUB	Sell	05/18/16	HSBC	138,910	139,760	(850)
SEK	Buy	05/31/16	JPM	235,434	238,350	2,916
SEK	Sell	05/31/16	JPM	49,254	49,864	(610)
SEK	Sell	05/31/16	JPM	220,658	223,391	(2,733)
SGD	Buy	05/31/16	JPM	109,298	109,955	657
SGD	Sell	05/31/16	JPM	11,077	11,144	(67)
TRY	Buy	06/15/16	BOA	1,252,897	1,302,012	49,115
TRY	Sell	05/04/16	CSFB	3,399,522	3,519,937	(120,415)

The accompanying notes are an integral part of these financial statements.

185

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
TRY	Sell	06/15/16	BOA	$1,251,908	$1,302,012	$(50,104)
UYU	Sell	06/15/16	HSBC	1,291,976	1,291,976	—
UYU	Sell	06/30/16	HSBC	143,918	143,918	—
UYU	Sell	06/30/16	HSBC	616,717	616,717	—
UYU	Sell	06/30/16	HSBC	620,877	620,877	—
UYU	Sell	06/30/16	HSBC	1,244,024	1,244,024	—
ZAR	Buy	05/31/16	CBK	47,032	47,801	769
ZAR	Buy	06/15/16	BNP	260,346	273,802	13,456
ZAR	Sell	06/15/16	GSC	238,905	273,802	(34,897)

Total						$(609,590)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit

Currency Abbreviations: - (continued)
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
STIBOR	Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

186

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$58,829,739	$—	$58,829,739	$—
Corporate Bonds	103,507,694	—	103,507,694	—
Foreign Government Obligations	80,742,484	—	80,742,484	—
Municipal Bonds	4,445,749	—	4,445,749	—
Senior Floating Rate Interests	93,401,806	—	93,401,806	—
U.S. Government Agencies	121,660	—	121,660	—
U.S. Government Securities	52,398,720	—	52,398,720	—
Common Stocks
Energy	628,836	—	—	628,836
Preferred Stocks	501,400	501,400	—	—
Short-Term Investments	10,433,459	10,433,459	—	—
Purchased Options	122,961	—	122,961	—
Foreign Currency Contracts (2)	1,298,125	—	1,298,125	—
Futures Contracts (2)	216,412	216,412	—	—
Swaps - Credit Default (2)	3,611,108	—	3,611,108	—
Swaps - Cross Currency (2)	2,869	—	2,869	—
Swaps - Interest Rate (2)	65,274	—	65,274	—
Swaps - Total Return (2)	22,784	—	22,784	—

Total	$410,351,080	$11,151,271	$398,570,973	$628,836

Liabilities
Foreign Currency Contracts (2)	$(1,907,715)	$—	$(1,907,715)	$—
Futures Contracts (2)	(1,257,747)	(1,257,747)	—	—
Swaps - Credit Default (2)	(2,373,989)	—	(2,373,989)	—
Swaps - Cross Currency (2)	(72,258)	—	(72,258)	—
Swaps - Interest Rate(2)	(12,065)	—	(12,065)	—
Written Options	(957,831)	—	(957,831)	—

Total	$(6,581,605)	$(1,257,747)	$(5,323,858)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$388,108	$388,108
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	240,728	240,728
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$628,836	$628,836

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $240,728.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

187

The Hartford Total Return Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5%
		Asset-Backed - Automobile - 1.2%
$	2,030,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$2,050,585
		First Investors Automotive Owner Trust
	873,451	1.49%, 01/15/2020(1)	872,324
	3,440,000	1.67%, 11/16/2020(1)	3,425,699
	585,541	1.81%, 10/15/2018(1)	585,447
	930,000	2.39%, 11/16/2020(1)	925,972
	650,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(1)	649,323
		Santander Drive Auto Receivables Trust
	980,000	1.82%, 05/15/2019	980,877
	2,415,000	2.36%, 04/15/2020	2,430,132
		Santander Drive Automotive Receivables Trust
	1,198,377	1.55%, 10/15/2018	1,199,090
	4,500,000	1.83%, 01/15/2020	4,488,775
	715,000	2.25%, 06/17/2019	719,020
	4,275,000	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(1)	4,273,237

			22,600,481

		Asset-Backed - Finance & Insurance - 13.3%
	4,200,000	American Money Management Corp. 2.09%, 07/27/2026(1)(2)	4,178,773
		Apidos CLO
	2,935,000	2.08%, 01/19/2025(1)(2)	2,923,374
	4,775,000	2.13%, 04/17/2026(1)(2)	4,766,243
	1,445,000	2.18%, 01/16/2027(1)(2)	1,445,657
	1,510,000	2.48%, 07/15/2023(1)(2)	1,478,725
		Ares CLO Ltd.
	2,924,524	1.48%, 04/20/2023(1)(2)	2,916,400
	3,580,000	1.88%, 07/28/2025(1)(2)	3,563,829
	4,460,000	2.15%, 04/17/2026(1)(2)	4,453,292
		Atlas Senior Loan Fund Ltd.
	3,775,000	2.17%, 10/15/2026(1)(2)	3,765,098
	1,905,000	2.18%, 07/16/2026(1)(2)	1,895,353
	1,740,000	Atrium CDO Corp. 2.07%, 11/16/2022(1)(2)	1,716,385
	3,420,000	Atrium XI 2.79%, 10/23/2025(1)(2)	3,383,563
	1,755,000	Avalon IV Capital Ltd. 2.14%, 04/17/2023(1)(2)	1,739,993
	4,375,000	Avery Point IV CLO Ltd. 2.16%, 04/25/2026(1)(2)	4,346,759
	1,030,000	Babson CLO Ltd. 2.12%, 07/20/2025(1)(2)	1,022,719
	601,250	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	576,146
	4,630,000	Carlyle Global Market Strategies Ltd. 2.10%, 04/27/2027(1)(2)	4,615,147
		Cent CLO Ltd.
	3,995,000	2.12%, 01/25/2026(1)(2)	3,956,744
	4,475,000	2.12%, 04/17/2026(1)(2)	4,448,154
	2,865,000	2.12%, 07/27/2026(1)(2)	2,851,566
	1,810,000	2.68%, 04/17/2026(1)(2)	1,763,114
		CIFC Funding Ltd.
	4,175,000	2.11%, 05/24/2026(1)(2)	4,144,372
	4,745,000	2.13%, 04/18/2025(1)(2)	4,726,945
	3,940,000	2.41%, 08/14/2024(1)(2)	3,882,984
	453,326	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(1)	453,470

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Asset-Backed - Finance & Insurance - 13.3% - (continued)
		Dryden Senior Loan Fund
$	4,695,000	1.98%, 04/18/2026(1)(2)	$4,672,088
	3,970,000	2.06%, 07/15/2027(1)(2)	3,947,724
	4,800,000	2.11%, 07/15/2026(1)(2)	4,796,160
	2,250,478	First Franklin Mortgage Loan Trust 0.68%, 04/25/2036(2)	1,426,809
	1,015,000	Flatiron CLO Ltd. 2.53%, 07/17/2026(1)(2)	986,538
	695,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	692,480
	6,637,000	Galaxy CLO Ltd. 1.88%, 04/15/2025(1)(2)	6,561,949
	4,250,000	Gramercy Park CLO Ltd. 1.93%, 07/17/2023(1)(2)	4,235,576
	2,525,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048(1)	2,524,520
	2,910,000	Highbridge Loan Management Ltd. 2.07%, 05/05/2027(1)(2)	2,890,829
	1,565,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	1,546,231
	615,000	LCM L.P. 2.22%, 04/15/2022(1)(2)	607,670
	4,765,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	4,727,742
		Madison Park Funding Ltd.
	4,825,000	1.92%, 10/23/2025(1)(2)	4,780,890
	2,800,000	2.08%, 01/19/2025(1)(2)	2,785,482
	4,525,000	2.13%, 07/20/2026(1)(2)	4,521,380
	415,000	2.50%, 04/22/2022(1)(2)	413,638
	3,370,000	3.03%, 01/27/2026(1)(2)	3,388,589
		Magnetite CLO Ltd.
	3,890,000	2.06%, 07/25/2026(1)(2)	3,884,157
	2,895,000	2.11%, 04/15/2026(1)(2)	2,889,679
	3,170,000	2.13%, 04/15/2027(1)(2)	3,165,229
	3,115,000	2.59%, 07/25/2026(1)(2)	3,058,538
	4,100,000	5.13%, 01/15/2025(1)(2)	4,109,045
	2,725,841	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	2,726,113
		Neuberger Berman CLO Ltd.
	3,795,000	2.09%, 08/04/2025(1)(2)	3,782,552
	3,510,000	2.10%, 04/15/2026(1)(2)	3,500,119
	1,395,000	Oak Hill Credit Partners X Ltd. 2.10%, 07/20/2026(1)(2)	1,386,352
	4,495,000	Oaktree EIF II Ltd. 2.17%, 02/15/2026(1)(2)	4,488,240
	4,015,000	OCP CLO Ltd. 2.16%, 04/17/2027(1)(2)	4,002,429
	2,385,000	Octagon Investment Partners Ltd. 1.75%, 07/17/2025(1)(2)	2,340,873
	4,000,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	3,998,180
	5,829,000	OHA Credit Partners VIII Ltd. 1.75%, 04/20/2025(1)(2)	5,736,978
	5,360,000	OHA Loan Funding Ltd. 2.12%, 02/15/2027(1)(2)	5,354,136
	6,305,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(1)	6,438,761
		OZLM Funding Ltd.
	4,470,000	2.07%, 04/30/2027(1)(2)	4,438,934
	4,595,000	2.18%, 04/17/2026(1)(2)	4,568,037
	5,355,000	Race Point CLO Ltd. 2.14%, 04/15/2027(1)(2)	5,313,991

The accompanying notes are an integral part of these financial statements.

188

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Asset-Backed - Finance & Insurance - 13.3% - (continued)
$	2,710,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	$2,719,109
	3,320,000	Seneca Park CLO Ltd. 2.11%, 07/17/2026(1)(2)	3,305,588
	3,430,000	Shackleton CLO Ltd. 2.11%, 07/17/2026(1)(2)	3,419,964
		Sound Point CLO Ltd.
	3,768,000	2.01%, 01/21/2026(1)(2)	3,741,718
	4,385,000	2.16%, 04/15/2027(1)(2)	4,372,810
	1,410,000	5.23%, 07/15/2025(1)(2)	1,160,360
	2,230,890	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	2,236,077
	2,941,095	Springleaf Funding Trust 2.41%, 12/15/2022(1)	2,940,263
	4,090,000	Symphony CLO L.P. 2.19%, 01/09/2023(1)(2)	4,028,139
		Symphony CLO Ltd.
	970,000	1.59%, 07/23/2023(1)(2)	968,180
	3,950,000	2.11%, 07/14/2026(1)(2)	3,944,055
	2,740,000	Thacher Park CLO Ltd. 2.10%, 10/20/2026(1)(2)	2,732,701
	4,500,000	Tremen Park Ltd. 2.13%, 04/20/2027(1)(2)	4,479,840
		Voya CLO Ltd.
	1,500,000	2.08%, 07/17/2026(1)(2)	1,492,893
	4,220,000	2.11%, 04/18/2027(1)(2)	4,197,807
	4,690,000	2.13%, 04/18/2026(1)(2)	4,671,967
	1,505,000	2.73%, 04/18/2027(1)(2)	1,492,879

			257,607,793

		Asset-Backed - Home Equity - 1.4%
		GSAA Home Equity Trust
	673,169	0.51%, 12/25/2046(2)	327,257
	6,582,410	0.52%, 02/25/2037(2)	3,490,198
	1,254,053	0.53%, 12/25/2036(2)	595,695
	4,058,078	0.54%, 03/25/2037(2)	2,110,204
	2,713,008	0.62%, 11/25/2036(2)	1,372,208
	944,531	0.66%, 05/25/2047(2)	659,771
	591,757	0.74%, 03/25/2036(2)	392,914
	631,786	5.88%, 09/25/2036(3)	314,314
	1,727,932	5.99%, 06/25/2036(2)	850,452
	246,677	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(2)	210,214
	1,565,289	Morgan Stanley Mortgage Loan Trust 0.61%, 11/25/2036(2)	674,940
	13,030,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	13,108,388
	793,697	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	411,243
		Soundview Home Loan Trust
	3,500,000	0.62%, 07/25/2037(2)	2,173,324
	830,000	0.68%, 07/25/2036(2)	505,454
	1,485,000	0.69%, 11/25/2036(2)	981,258

			28,177,834

		Commercial Mortgage - Backed Securities - 11.5%
		Banc of America Commercial Mortgage Trust
	1,970,000	3.26%, 09/15/2048(1)(2)	1,062,177
	345,000	3.71%, 09/15/2048	367,590
	2,290,338	5.49%, 02/10/2051	2,365,471
	235,953	5.93%, 02/10/2051(2)	245,966

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	1,229,621	Bear Stearns Commercial Mortgage Securities Trust 5.33%, 02/11/2044	$1,254,705
		Bear Stearns Commercial Mortgage Securities, Inc.
	510,000	5.31%, 10/12/2042(2)	504,382
	2,197,350	5.69%, 06/11/2050(2)	2,285,870
	28,236	5.89%, 04/12/2038(2)	28,233
	2,386,124	5.91%, 06/11/2040(2)	2,460,750
		Citigroup Commercial Mortgage Trust
	15,104,615	1.28%, 07/10/2047(2)(4)	974,412
	16,344,385	1.31%, 04/10/2048(2)(4)	1,168,114
	300,000	2.94%, 04/10/2048	303,997
	2,055,000	3.11%, 04/10/2048(1)	1,410,719
	445,000	3.19%, 04/10/2048	458,973
	1,025,100	3.62%, 07/10/2047	1,097,566
	1,045,000	3.76%, 06/10/2048	1,124,660
	795,000	3.82%, 11/10/2048	855,545
	130,000	3.86%, 05/10/2047	141,487
	2,100,000	4.02%, 03/10/2047	2,306,549
	415,000	4.56%, 03/10/2047(1)(2)	260,524
	305,000	5.06%, 03/10/2047(1)(2)	257,076
	1,990,000	5.90%, 12/10/2049(2)	2,062,756
	3,982,478	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	4,049,899
	575,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	571,233
	4,397,769	Commercial Mortgage Loan Trust 6.30%, 12/10/2049(2)	4,594,107
		Commercial Mortgage Pass-Through Certificates
	6,023,306	0.86%, 02/10/2047(2)	224,991
	360,000	4.24%, 02/10/2047(2)	402,974
	735,000	4.75%, 10/15/2045(1)(2)	600,811
		Commercial Mortgage Trust
	3,325,968	2.11%, 07/10/2046(1)(2)(4)	226,048
	1,635,158	2.85%, 10/15/2045	1,691,913
	525,000	3.10%, 03/10/2046	549,030
	225,000	3.18%, 02/10/2048	234,510
	1,015,000	3.21%, 03/10/2046	1,068,694
	335,000	3.29%, 12/10/2044	354,402
	1,270,000	3.35%, 02/10/2048	1,329,025
	3,050,000	3.42%, 03/10/2031(1)	3,224,291
	810,000	3.46%, 08/10/2055(2)	570,582
	1,220,000	3.50%, 05/10/2048	1,289,344
	1,820,000	3.53%, 12/10/2047	1,940,748
	885,000	3.61%, 06/10/2046(2)	953,484
	1,200,000	3.61%, 10/10/2048	1,273,099
	455,000	3.62%, 07/10/2050	484,838
	1,695,000	3.62%, 10/10/2048(1)(2)	1,202,330
	1,540,000	3.70%, 08/10/2055	1,653,343
	290,000	3.80%, 08/10/2047	314,467
	740,000	3.90%, 07/10/2050	803,923
	2,360,000	3.96%, 03/10/2047	2,568,575
	1,425,000	4.02%, 07/10/2045	1,571,233
	2,350,000	4.05%, 04/10/2047	2,589,541
	420,000	4.07%, 02/10/2047(2)	465,250
	660,000	4.21%, 08/10/2046(2)	737,272
	630,000	4.73%, 10/15/2045(1)(2)	537,125
	387,118	5.44%, 03/10/2039	393,712

The accompanying notes are an integral part of these financial statements.

189

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	3,698,226	5.74%, 12/10/2049	$3,859,412
		Community or Commercial Mortgage Trust
	1,425,000	3.69%, 08/10/2047	1,523,479
	1,630,000	4.01%, 04/10/2047	1,789,025
	2,060,000	4.38%, 07/10/2045(2)	2,311,190
	1,923,679	Credit Suisse Commercial Mortgage Trust 5.89%, 06/15/2039(2)	1,978,478
		Credit Suisse First Boston Mortgage Securities Corp.
	16,608	4.77%, 07/15/2037	16,603
	909,055	4.88%, 04/15/2037	845,792
		CSAIL Commercial Mortgage Trust
	44,304,574	1.04%, 06/15/2057(2)(4)	2,433,340
	1,520,639	1.11%, 04/15/2050(2)(4)	89,482
	5,935,245	1.22%, 11/15/2048(2)(4)	395,851
	1,405,000	3.51%, 08/15/2048(2)	1,014,873
	5,337,000	3.72%, 08/15/2048	5,727,457
	2,385,000	3.81%, 11/15/2048	2,573,456
	4,504,793	DBUBS Mortgage Trust 1.10%, 11/10/2046(1)(2)(4)	114,721
	1,710,000	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,927,773
		FREMF Mortgage Trust
	2,495,000	3.08%, 10/25/2047(1)(2)	2,517,099
	2,710,000	5.42%, 09/25/2043(1)(2)	2,978,431
	475,704	GE Business Loan Trust 1.43%, 05/15/2034(1)(2)	388,601
	605,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	590,342
		GS Mortgage Securities Trust
	26,948,520	0.31%, 07/10/2046(2)(4)	209,487
	3,694,776	1.78%, 08/10/2044(1)(2)(4)	186,360
	75,000	2.94%, 02/10/2046	77,658
	2,010,000	2.95%, 11/05/2034(1)	2,064,144
	565,000	3.27%, 11/10/2048	429,770
	1,895,000	3.38%, 05/10/2050	1,983,870
	635,000	3.58%, 06/10/2047(1)	367,228
	695,000	3.67%, 04/10/2047(1)	514,078
	3,305,000	3.86%, 06/10/2047	3,589,812
	2,090,000	4.00%, 04/10/2047	2,288,159
	1,145,000	4.07%, 01/10/2047	1,257,113
	725,000	4.66%, 11/10/2047(1)(2)	569,237
	1,310,000	5.03%, 04/10/2047(1)(2)	1,024,039
		Hilton USA Trust
	3,260,000	2.66%, 11/05/2030(1)	3,274,060
	462,424	3.19%, 11/05/2030(1)(2)	462,127
	730,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	575,780
		JP Morgan Chase Commercial Mortgage Securities Trust
	5,623,899	1.94%, 02/12/2051(2)	5,421,752
	1,325,000	2.73%, 10/15/2045(1)(2)	938,405
	1,435,000	2.83%, 10/15/2045	1,480,456
	1,282,222	3.91%, 05/05/2030(1)	1,372,545
	380,000	4.00%, 08/15/2046(1)(2)	304,728
	2,740,000	4.17%, 12/15/2046	3,046,413
	625,001	4.81%, 10/15/2045(1)(2)	566,533
	4,627,427	5.34%, 05/15/2047	4,697,272
	1,160,000	5.50%, 08/15/2046(1)(2)	1,181,014

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	1,009,450	5.72%, 02/15/2051	$1,044,962
	931,826	6.07%, 02/12/2051	972,646
		JPMBB Commercial Mortgage Securities Trust
	15,339,818	1.02%, 09/15/2047(2)(4)	622,531
	5,120,189	1.10%, 05/15/2048(2)(4)	235,344
	1,235,032	3.18%, 02/15/2048	1,274,617
	1,200,000	3.60%, 11/15/2048	1,270,164
	520,061	3.61%, 05/15/2048	554,440
	1,930,000	3.78%, 08/15/2047	2,091,032
	1,665,000	3.80%, 09/15/2047	1,805,052
	860,000	3.88%, 10/15/2048(1)(2)	613,729
	2,085,000	4.00%, 04/15/2047	2,290,784
	1,250,000	4.20%, 01/15/2047	1,396,341
		LB-UBS Commercial Mortgage Trust
	344,611	5.43%, 02/15/2040	351,116
	3,290,245	5.86%, 07/15/2040(2)	3,361,197
	814,295	6.25%, 04/15/2041(2)	861,332
	100,138	Lehman Brothers Small Balance Commercial 5.11%, 09/25/2030(1)(2)	99,752
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	2,952,347	5.38%, 08/12/2048	3,002,050
	1,040,000	5.42%, 08/12/2048	1,062,982
	2,091,087	5.70%, 09/12/2049	2,168,994
	2,630,609	5.81%, 06/12/2050(2)	2,721,706
		Morgan Stanley Bank of America Merrill Lynch Trust
	4,422,984	1.28%, 10/15/2048(2)(4)	329,835
	9,643,011	1.31%, 12/15/2047(2)(4)	590,942
	410,000	2.92%, 02/15/2046	422,503
	1,290,000	3.06%, 10/15/2048(1)	874,408
	730,000	3.13%, 12/15/2048	760,465
	880,000	3.18%, 08/15/2045	921,089
	1,030,166	3.53%, 12/15/2047	1,092,265
	2,315,000	3.74%, 08/15/2047	2,493,539
	775,000	4.06%, 02/15/2047	852,211
	195,000	4.26%, 10/15/2046	218,301
	775,000	4.50%, 08/15/2045(1)	544,727
		Morgan Stanley Capital I Trust
	19,068,119	0.64%, 09/15/2047(1)(2)(4)	336,159
	2,605,000	3.47%, 08/11/2029(1)	2,750,874
	860,000	5.35%, 07/15/2049(1)(2)	663,194
	425,000	5.40%, 10/12/2052(1)(2)	394,751
	2,116,607	5.57%, 12/15/2044	2,194,942
	3,450,000	5.69%, 04/15/2049(2)	3,533,514
	1,755,520	5.81%, 12/12/2049	1,830,064
	600,000	6.46%, 01/11/2043(1)(2)	577,102
		Morgan Stanley Re-Remic Trust
	1,860,868	5.99%, 08/12/2045(1)(2)	1,905,861
	1,500,268	5.99%, 08/15/2045(1)(2)	1,530,411
		SFAVE Commercial Mortgage Securities Trust
	885,000	3.87%, 01/05/2043(1)(2)	844,457
	1,965,000	4.14%, 01/05/2043(1)(2)	1,883,261
		UBS-Barclays Commercial Mortgage Trust
	1,200,000	3.09%, 08/10/2049	1,248,873
	2,380,000	3.19%, 03/10/2046	2,486,276
	4,725,120	3.24%, 04/10/2046	4,953,789
	485,000	4.22%, 03/10/2046(1)(2)	332,687

The accompanying notes are an integral part of these financial statements.

190

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	587,378	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	$596,946
		Wells Fargo Commercial Mortgage Trust
	13,015,309	1.34%, 05/15/2048(2)(4)	943,714
	1,665,000	2.92%, 10/15/2045	1,724,300
	1,695,000	3.82%, 08/15/2050	1,838,484
	395,000	4.24%, 05/15/2048(2)	302,661
	430,000	4.37%, 06/15/2048(2)	322,544
	60,000	4.94%, 10/15/2045(1)(2)	57,237
		WF-RBS Commercial Mortgage Trust
	2,275,166	1.58%, 03/15/2047(2)(4)	152,360
	870,000	2.87%, 11/15/2045	898,018
	1,170,000	2.88%, 12/15/2045	1,207,783
	1,545,000	3.02%, 11/15/2047(1)	751,430
	305,000	3.07%, 03/15/2045	317,694
	605,000	3.63%, 11/15/2047	647,237
	635,000	3.67%, 11/15/2044	682,256
	3,515,000	3.68%, 08/15/2047	3,778,773
	3,230,281	4.00%, 05/15/2047	3,544,023
	3,255,000	4.05%, 03/15/2047	3,577,898
	2,130,000	4.90%, 06/15/2044(1)(2)	2,399,136
	345,000	5.00%, 06/15/2044(1)(2)	295,146
	400,505	5.00%, 04/15/2045(1)(2)	269,900
	960,000	5.75%, 04/15/2045(1)(2)	947,444
	2,084,636	WFRBS Commercial Mortgage Trust 4.10%, 03/15/2047	2,301,089

			224,349,105

		Whole Loan Collateral CMO - 5.1%
		Adjustable Rate Mortgage Trust
	242,976	0.70%, 01/25/2036(2)	198,849
	1,075,399	0.71%, 11/25/2035(2)	970,432
	1,371,931	0.94%, 01/25/2036(2)	1,175,442
		Alternative Loan Trust
	3,327,875	0.71%, 01/25/2036(2)	2,700,181
	1,276,285	0.76%, 11/25/2035(2)	1,044,849
	219,484	0.84%, 10/25/2036(2)	149,262
	1,008,217	5.75%, 05/25/2036	791,452
	368,324	6.00%, 05/25/2036	298,991
	233,251	6.00%, 12/25/2036	172,532
		American Home Mortgage Assets Trust
	725,114	0.63%, 09/25/2046(2)	495,261
	928,357	1.32%, 10/25/2046(2)	647,324
		Banc of America Funding Trust
	152,251	0.63%, 10/20/2036(2)	121,874
	198,319	0.67%, 02/20/2047(2)	162,346
	2,287,462	0.74%, 05/20/2047(2)	1,858,039
	2,819,131	5.77%, 05/25/2037(2)	2,477,065
	126,648	5.85%, 01/25/2037(3)	106,751
		BCAP LLC Trust
	524,676	0.61%, 01/25/2037(2)	416,523
	1,384,554	0.62%, 03/25/2037(2)	1,155,462
		Bear Stearns Adjustable Rate Mortgage Trust
	1,223,162	2.66%, 10/25/2035(2)	1,176,054
	782,412	2.80%, 02/25/2036(2)	599,042
		Bear Stearns Alt-A Trust
	238,994	0.76%, 08/25/2036(2)	176,723
	437,363	0.82%, 05/25/2036(2)	359,823
	3,085,208	0.94%, 01/25/2036(2)	2,455,061

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Whole Loan Collateral CMO - 5.1% - (continued)
$	1,667,942	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036(2)	$1,276,134
	998,624	Chase Mortgage Finance Trust 2.67%, 12/25/2035(2)	904,979
		CHL Mortgage Pass-Through Trust
	1,577,489	1.12%, 03/25/2035(2)	1,254,847
	600,030	2.66%, 06/20/2035(2)	577,067
	352,690	2.68%, 03/20/2036(2)	312,837
		Countrywide Home Loans, Inc.
	1,241,836	2.62%, 11/20/2035(2)	1,105,865
	2,271,515	2.75%, 09/25/2047(2)	2,029,332
	876,584	2.95%, 04/20/2036(2)	729,722
	1,473,976	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,373,006
		DSLA Mortgage Loan Trust
	265,441	0.80%, 01/19/2045(2)	225,655
	939,301	1.27%, 03/19/2046(2)	673,417
		GMAC Mortgage Corp. Loan Trust
	1,101,874	3.10%, 09/19/2035(2)	1,009,989
	176,823	3.31%, 04/19/2036(2)	150,369
		GSR Mortgage Loan Trust
	4,223,820	0.74%, 01/25/2037(2)	2,449,816
	245,009	0.94%, 11/25/2035(2)	162,600
	345,991	2.85%, 10/25/2035(2)	303,832
	3,209,222	3.01%, 01/25/2036(2)	2,932,994
		HarborView Mortgage Loan Trust
	1,703,666	0.63%, 01/19/2038(2)	1,354,852
	1,771,732	0.68%, 12/19/2036(2)	1,213,677
	971,629	1.14%, 01/19/2035(2)	639,614
	434,486	1.44%, 10/25/2037(2)	368,607
		IndyMac Index Mortgage Loan Trust
	1,554,081	0.63%, 04/25/2037(2)	1,097,272
	762,765	0.68%, 07/25/2035(2)	658,213
	1,467,479	0.72%, 07/25/2035(2)	1,184,064
	783,338	0.73%, 01/25/2036(2)	497,147
	614,421	2.78%, 08/25/2035(2)	457,243
	843,543	2.79%, 01/25/2036(2)	783,994
	1,724,520	2.96%, 04/25/2037(2)	1,097,455
		JP Morgan Mortgage Trust
	1,057,299	2.74%, 09/25/2035(2)	1,002,476
	263,673	2.80%, 04/25/2037(2)	230,879
	735,909	2.90%, 05/25/2036(2)	650,734
	955,845	Lehman XS Trust 0.65%, 07/25/2046(2)	739,886
		LSTAR Securities Investment Trust
	4,584,445	2.43%, 01/01/2020(1)(2)	4,517,971
	5,381,318	2.43%, 10/01/2020(1)(2)	5,282,140
	6,267,943	2.44%, 04/01/2020(1)(2)	6,087,740
	537,027	Luminent Mortgage Trust 0.64%, 10/25/2046(2)	452,911
	527,188	Merrill Lynch Mortgage Investors Trust 2.84%, 07/25/2035(2)	415,398
	1,795,223	Morgan Stanley Mortgage Loan Trust 3.00%, 05/25/2036(2)	1,273,557
	223,244	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(2)	165,976
	2,882,007	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,593,428

The accompanying notes are an integral part of these financial statements.

191

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Whole Loan Collateral CMO - 5.1% - (continued)
		Residential Accredit Loans, Inc.
$	247,052	0.66%, 02/25/2046(2)	$109,127
	2,151,293	0.74%, 04/25/2036(2)	1,442,692
	336,320	1.18%, 09/25/2046(2)	233,366
	2,394,432	1.64%, 11/25/2037(2)	1,548,913
	1,842,121	6.00%, 12/25/2035	1,575,258
	823,517	Residential Asset Securitization Trust 0.89%, 03/25/2035(2)	636,543
	823,383	Residential Funding Mortgage Securities, Inc. 2.92%, 08/25/2035(2)	615,061
	363,246	Sequoia Mortgage Trust 2.69%, 07/20/2037(2)	289,380
	2,860,171	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	2,865,755
	602,284	Structured Adjustable Rate Mortgage Loan Trust 0.74%, 09/25/2034(2)	461,457
	3,755,000	Structured Agency Credit Risk Debt Notes 2.09%, 04/25/2024(2)	3,728,974
	610,618	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(2)	460,431
		Towd Point Mortgage Trust
	2,058,139	2.75%, 04/25/2055(1)(2)	2,060,093
	755,501	3.00%, 03/25/2054(1)(2)	762,318
		WaMu Mortgage Pass-Through Certificates Trust
	1,258,405	0.86%, 06/25/2044(2)	1,118,084
	704,616	1.36%, 07/25/2046(2)	563,155
	383,928	1.38%, 08/25/2046(2)	313,802
	377,759	2.17%, 11/25/2046(2)	334,147
	419,322	2.20%, 12/25/2036(2)	358,185
	1,756,943	2.22%, 06/25/2037(2)	1,492,577
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	519,984	0.53%, 02/25/2037(2)	330,260
	256,882	0.60%, 02/25/2037(2)	184,749
	1,980,078	1.04%, 07/25/2036(2)	1,097,734
	973,815	1.21%, 11/25/2046(2)	665,010
	887,691	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037(2)	743,951
		Wells Fargo Commercial Mortgage Trust
	30,537,980	1.34%, 09/15/2057(2)(4)	2,141,265
	2,115,000	2.88%, 05/15/2048(1)(2)	1,056,589
	1,090,000	3.36%, 09/15/2058(1)	639,455
	675,000	3.84%, 09/15/2058	730,537

			98,505,901

		Whole Loan Collateral PAC - 0.0%
	189,701	Alternative Loan Trust 0.94%, 12/25/2035(2)	131,021

		Total Asset & Commercial Mortgage Backed Securities (cost $630,943,351)	$631,372,135

CORPORATE BONDS - 33.3%
		Advertising - 0.1%
$	70,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	$74,025

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Advertising - 0.1% - (continued)
$	1,605,000	Omnicom Group, Inc. 3.60%, 04/15/2026	$1,671,036

			1,745,061

		Aerospace/Defense - 0.2%
	470,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	476,961
	530,000	BAE Systems plc 4.75%, 10/11/2021(1)	584,529
		Lockheed Martin Corp.
	955,000	2.50%, 11/23/2020	982,488
	1,395,000	4.70%, 05/15/2046	1,604,034

			3,648,012

		Agriculture - 0.4%
	534,000	Altria Group, Inc. 10.20%, 02/06/2039	975,791
	1,680,000	BAT International Finance plc 2.75%, 06/15/2020(1)	1,735,422
		Imperial Tobacco Finance plc
	1,345,000	2.05%, 07/20/2018(1)	1,352,957
	760,000	2.95%, 07/21/2020(1)	783,296
	1,040,000	3.75%, 07/21/2022(1)	1,095,676
	1,935,000	Reynolds American, Inc. 3.25%, 06/12/2020	2,029,047

			7,972,189

		Airlines - 0.0%
	195,000	AircastleLtd. 5.00%, 04/01/2023	198,541

		Apparel - 0.1%
	1,375,000	William Carter Co. 5.25%, 08/15/2021	1,432,750

		Auto Manufacturers - 1.7%
	5,450,000	Daimler Finance North America LLC 1.65%, 03/02/2018(1)	5,457,603
		Ford Motor Credit Co. LLC
	6,510,000	1.46%, 03/27/2017	6,514,479
	700,000	2.24%, 06/15/2018	704,687
	2,275,000	3.20%, 01/15/2021	2,343,691
	1,370,000	4.25%, 02/03/2017	1,399,143
		General Motors Co.
	1,420,000	6.60%, 04/01/2036	1,661,585
	330,000	6.75%, 04/01/2046	398,235
		General Motors Financial Co., Inc.
	1,900,000	2.40%, 04/10/2018	1,911,746
	3,150,000	3.50%, 07/10/2019	3,257,273
	3,640,000	4.75%, 08/15/2017	3,780,864
	2,395,000	5.25%, 03/01/2026	2,627,351
	2,715,000	Volkswagen Group of America Finance LLC 1.60%, 11/20/2017(1)	2,706,130

			32,762,787

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	190,000	4.50%, 04/29/2022(1)	194,508
	165,000	4.75%, 04/29/2025(1)	167,269

			361,777

		Beverages - 1.6%
		Anheuser-Busch InBev Finance, Inc.
	3,725,000	1.90%, 02/01/2019	3,778,387
	605,000	2.15%, 02/01/2019	617,943

The accompanying notes are an integral part of these financial statements.

192

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Beverages - 1.6% - (continued)
$	9,320,000	3.30%, 02/01/2023	$9,713,229
	2,905,000	4.70%, 02/01/2036	3,177,004
	10,530,000	4.90%, 02/01/2046	11,941,631
		Anheuser-Busch InBev Worldwide, Inc.
	1,025,000	2.50%, 07/15/2022	1,032,708
	1,445,000	3.75%, 07/15/2042	1,405,728

			31,666,630

		Biotechnology - 0.1%
	755,000	Celgene Corp. 4.63%, 05/15/2044	777,582
	675,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	715,205

			1,492,787

		Commercial Banks - 10.8%
EUR	930,000	Allied Irish Banks plc 7.38%, 12/03/2020(2)(5)(6)	926,460
		Banco Bilbao Vizcaya Argentaria S.A.
	2,200,000	7.00%, 02/19/2019(2)(5)(6)	2,317,582
$	2,800,000	9.00%, 05/09/2018(2)(5)(6)	2,893,100
		Banco Santander S.A.
EUR	3,000,000	6.25%, 03/12/2019(2)(5)(6)	3,010,051
	700,000	6.25%, 09/11/2021(2)(5)(6)	697,015
		Bank of America Corp.
$	1,915,000	2.63%, 04/19/2021	1,927,773
	980,000	3.50%, 04/19/2026	990,505
	2,575,000	4.00%, 01/22/2025	2,578,881
	5,805,000	4.20%, 08/26/2024	5,911,922
	990,000	5.00%, 01/21/2044	1,103,491
	4,630,000	6.05%, 05/16/2016	4,638,200
	2,235,000	7.75%, 05/14/2038	3,109,716
EUR	2,450,000	Bank of Ireland 7.38%, 06/18/2020(2)(5)(6)	2,703,679
$	1,715,000	Bank of New York Mellon Corp. 2.60%, 08/17/2020	1,768,052
	5,535,000	Bank of Nova Scotia 4.50%, 12/16/2025	5,704,194
	6,900,000	Barclays Bank plc 6.05%, 12/04/2017(1)	7,304,933
		Barclays plc
EUR	2,025,000	8.00%, 12/15/2020(2)(5)	2,312,930
$	455,000	8.25%, 12/15/2018(2)(5)	456,153
	2,265,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(5)	2,315,962
		BPCE S.A.
	1,305,000	5.15%, 07/21/2024(1)	1,341,931
	1,900,000	5.70%, 10/22/2023(1)	2,020,411
	1,750,000	Capital One Financial Corp. 6.15%, 09/01/2016	1,778,170
		Capital One NA/Mclean VA
	7,075,000	1.65%, 02/05/2018	7,045,936
	2,200,000	2.35%, 08/17/2018	2,220,319
		CIT Group, Inc.
	40,000	5.00%, 05/15/2017	40,825
	1,614,000	5.50%, 02/15/2019(1)	1,690,665
	485,000	6.63%, 04/01/2018(1)	511,069
		Citigroup, Inc.
	1,255,000	1.85%, 11/24/2017	1,259,459
	1,890,000	2.70%, 03/30/2021	1,913,719
	2,425,000	4.30%, 11/20/2026	2,482,206

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Commercial Banks - 10.8% - (continued)
$	1,850,000	4.40%, 06/10/2025	$1,909,409
	6,405,000	4.45%, 09/29/2027	6,525,491
	1,820,000	4.60%, 03/09/2026	1,891,207
	1,135,000	4.65%, 07/30/2045	1,213,788
	435,000	5.50%, 09/13/2025	481,903
	1,425,000	6.68%, 09/13/2043	1,764,828
		Credit Agricole S.A.
	200,000	4.38%, 03/17/2025(1)	199,352
EUR	1,440,000	6.50%, 06/23/2021(2)(5)(6)	1,607,651
GBP	750,000	7.50%, 06/23/2026(2)(5)(6)	1,006,189
$	2,025,000	8.13%, 12/23/2025(1)(2)(5)	2,090,812
	5,840,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(5)	5,372,800
	3,425,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020(1)	3,430,843
	800,000	Credit Suisse Group Guernsey I Ltd. 7.88%, 02/24/2041(2)(6)	807,170
		Goldman Sachs Group, Inc.
	360,000	1.80%, 04/23/2020(2)	360,008
	460,000	2.00%, 04/25/2019	461,411
	1,725,000	2.38%, 01/22/2018	1,746,820
	1,695,000	2.75%, 09/15/2020	1,720,430
	2,045,000	2.88%, 02/25/2021	2,077,826
	860,000	4.75%, 10/21/2045	915,191
	2,105,000	5.15%, 05/22/2045	2,164,454
	2,696,000	6.00%, 06/15/2020	3,070,779
	1,410,000	6.25%, 02/01/2041	1,795,457
	1,700,000	6.45%, 05/01/2036	1,990,834
	5,105,000	6.75%, 10/01/2037	6,188,674
		HSBC Holdings plc
	2,870,000	3.40%, 03/08/2021	2,972,714
	3,800,000	4.25%, 08/18/2025	3,831,844
EUR	1,775,000	5.25%, 09/16/2022(2)(5)(6)	1,847,002
$	800,000	5.25%, 03/14/2044	851,694
	700,000	6.50%, 09/15/2037	844,659
	1,285,000	6.80%, 06/01/2038	1,606,340
	1,125,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,145,069
		Intesa Sanpaolo S.p.A.
	2,710,000	5.71%, 01/15/2026(1)	2,633,562
	3,825,000	7.70%, 09/17/2025(1)(2)(5)	3,538,125
		JP Morgan Chase & Co.
	455,000	2.55%, 10/29/2020	461,465
	530,000	2.75%, 06/23/2020	542,741
	5,915,000	4.25%, 10/01/2027	6,173,403
	2,800,000	4.35%, 08/15/2021	3,065,079
	415,000	5.60%, 07/15/2041	514,834
	1,060,000	6.00%, 01/15/2018	1,138,854
EUR	1,030,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(5)(6)	1,135,174
		Morgan Stanley
$	1,975,000	2.13%, 04/25/2018	1,992,587
	465,000	2.45%, 02/01/2019	472,085
	1,175,000	2.50%, 01/24/2019	1,194,702
	4,630,000	2.50%, 04/21/2021	4,638,751
	2,600,000	3.95%, 04/23/2027	2,596,194
	2,710,000	4.00%, 07/23/2025	2,851,183
	460,000	4.35%, 09/08/2026	475,328
	310,000	4.88%, 11/01/2022	337,282
	4,950,000	5.55%, 04/27/2017	5,158,098
	505,000	7.30%, 05/13/2019	581,617

The accompanying notes are an integral part of these financial statements.

193

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Commercial Banks - 10.8% - (continued)
$	355,000	Radian Group, Inc. 7.00%, 03/15/2021	$378,519
		Royal Bank of Scotland Group plc
	1,095,000	6.13%, 12/15/2022	1,170,749
	2,455,000	7.50%, 08/10/2020(2)(5)	2,289,287
	520,000	8.00%, 08/10/2025(2)(5)	498,387
	7,600,000	Santander Issuances SAU 5.18%, 11/19/2025	7,551,748
GBP	755,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(2)(5)(6)	1,047,274
$	3,040,000	Societe Generale S.A. 8.25%, 11/29/2018(2)(5)(6)	3,108,400
	3,080,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	3,123,893
		UBS Group AG
EUR	800,000	5.75%, 02/19/2022(2)(5)(6)	918,422
$	2,765,000	7.13%, 02/19/2020(2)(5)(6)	2,806,475
	720,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(5)(6)	602,100
		Wells Fargo & Co.
	1,190,000	3.00%, 04/22/2026	1,187,033
	3,000,000	4.90%, 11/17/2045	3,243,792
	50,000	5.38%, 11/02/2043	56,962
	3,130,000	5.61%, 01/15/2044	3,666,579

			210,018,642

		Commercial Services - 0.1%
	1,055,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,057,648
		United Rentals North America, Inc.
	425,000	4.63%, 07/15/2023	423,406
	290,000	5.50%, 07/15/2025	288,395

			1,769,449

		Construction Materials - 0.2%
	1,800,000	CRH America, Inc. 5.13%, 05/18/2045(1)	1,874,290
	690,000	Norbord, Inc. 6.25%, 04/15/2023(1)	696,900
		Standard Industries, Inc.
	665,000	5.38%, 11/15/2024(1)	693,263
	695,000	6.00%, 10/15/2025(1)	748,862

			4,013,315

		Diversified Financial Services - 0.9%
	125,000	Aircastle Ltd. 5.50%, 02/15/2022	132,969
	1,905,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	1,960,519
	1,555,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,601,631
		International Lease Finance Corp.
	2,600,000	5.88%, 04/01/2019	2,788,500
	1,025,000	6.75%, 09/01/2016(1)	1,039,094
		Navient Corp.
	1,095,000	5.50%, 01/15/2019	1,086,788
	395,000	7.25%, 01/25/2022	389,075
	945,000	8.45%, 06/15/2018	1,011,150
	2,690,000	Synchrony Financial 2.60%, 01/15/2019	2,709,486

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Diversified Financial Services - 0.9% - (continued)
		Visa, Inc.
$	1,740,000	2.80%, 12/14/2022	$1,814,982
	2,315,000	4.30%, 12/14/2045	2,544,150

			17,078,344

		Electric - 0.5%
	275,000	AES Corp. 5.50%, 03/15/2024	278,437
	1,465,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,594,516
	1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,599,368
	360,000	EDP Finance B.V. 5.25%, 01/14/2021(1)	379,159
	2,375,000	Electricite de France S.A. 4.95%, 10/13/2045(1)	2,578,027
		Exelon Corp.
	370,000	2.45%, 04/15/2021	374,144
	1,880,000	2.85%, 06/15/2020	1,918,542
	495,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	619,474
	675,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	784,356

			10,126,023

		Electrical Components & Equipment - 0.0%
	705,000	EnerSys 5.00%, 04/30/2023(1)	701,475

		Engineering & Construction - 0.3%
		SBA Tower Trust
	2,400,000	2.93%, 12/15/2042(1)	2,405,015
	3,435,000	3.60%, 04/15/2043(1)	3,429,858

			5,834,873

		Entertainment - 0.0%
		GLP Capital L.P. / GLP Financing II, Inc.
	15,000	4.38%, 04/15/2021	15,338
	230,000	5.38%, 04/15/2026	239,775

			255,113

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	150,000	5.13%, 06/01/2021	151,125
	1,035,000	5.25%, 08/01/2020	1,064,756

			1,215,881

		Food - 0.3%
		Kraft Heinz Foods Co.
	1,205,000	2.00%, 07/02/2018(1)	1,217,160
	815,000	2.80%, 07/02/2020(1)	838,682
	750,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(1)	762,187
	1,600,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(1)	1,603,776
	1,640,000	Sysco Corp. 2.50%, 07/15/2021	1,659,954

			6,081,759

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	265,000	5.50%, 07/15/2022(1)	255,725
	270,000	5.75%, 07/15/2023(1)	257,175

The accompanying notes are an integral part of these financial statements.

194

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Forest Products & Paper - 0.1% - (continued)
$	1,045,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	$1,039,775

			1,552,675

		Gas - 0.0%
	75,000	Southern Star Central Corp. 5.13%, 07/15/2022(1)	71,438

		Healthcare-Products - 0.4%
	140,000	Hologic, Inc. 5.25%, 07/15/2022(1)	146,650
	695,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(1)	751,469
		Medtronic, Inc.
	1,125,000	2.50%, 03/15/2020	1,163,143
	1,353,000	4.38%, 03/15/2035	1,506,764
	1,740,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	1,763,513
	3,645,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,647,785

			8,979,324

		Healthcare-Services - 1.1%
		Anthem, Inc.
	4,575,000	3.50%, 08/15/2024	4,694,426
	1,300,000	4.63%, 05/15/2042	1,352,344
	505,000	Community Health Systems, Inc. 5.13%, 08/01/2021	506,470
		HCA, Inc.
	690,000	6.50%, 02/15/2020	764,175
	1,336,000	7.50%, 11/15/2095	1,295,920
	695,000	LifePoint Health, Inc. 5.88%, 12/01/2023	728,013
	150,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	155,250
	2,625,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	2,782,500
		UnitedHealth Group, Inc.
	2,345,000	1.70%, 02/15/2019	2,372,565
	3,545,000	2.13%, 03/15/2021	3,577,809
	1,745,000	3.35%, 07/15/2022	1,851,031
	1,620,000	3.75%, 07/15/2025	1,756,675
	590,000	4.75%, 07/15/2045	681,701

			22,518,879

		Holding Companies-Diversified - 0.2%
	4,025,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017(1)	4,043,543

		Home Builders - 0.1%
	850,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	875,670
	515,000	Meritage Homes Corp. 6.00%, 06/01/2025	525,300
	80,000	PulteGroup, Inc. 4.25%, 03/01/2021	81,400

			1,482,370

		Insurance - 0.3%
	1,135,000	American International Group, Inc. 4.70%, 07/10/2035	1,155,329
		CNO Financial Group, Inc.
	25,000	4.50%, 05/30/2020	25,750
	120,000	5.25%, 05/30/2025	123,526

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Insurance - 0.3% - (continued)
$	1,855,000	Manulife Financial Corp. 4.15%, 03/04/2026	$1,930,586
	1,535,000	Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025	1,561,230
	1,497,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	2,198,232

			6,994,653

		Iron/Steel - 0.1%
		ArcelorMittal
	535,000	5.13%, 06/01/2020	526,975
	160,000	6.13%, 06/01/2025	156,400
		Steel Dynamics, Inc.
	300,000	5.13%, 10/01/2021	306,750
	325,000	5.50%, 10/01/2024	330,281
	820,000	United States Steel Corp. 7.38%, 04/01/2020	772,850

			2,093,256

		IT Services - 0.1%
	1,955,000	Apple, Inc. 3.45%, 02/09/2045	1,781,419

		Lodging - 0.1%
	1,085,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,103,770

		Machinery - Construction & Mining - 0.0%
	255,000	Oshkosh Corp. 5.38%, 03/01/2025	262,650

		Machinery-Diversified - 0.1%
	995,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,059,675

		Media - 2.9%
		21st Century Fox America, Inc.
	1,090,000	3.70%, 10/15/2025	1,167,204
	2,150,000	6.15%, 03/01/2037	2,625,247
	750,000	6.20%, 12/15/2034	922,823
	1,028,000	8.00%, 10/17/2016	1,060,291
	500,000	Altice US FIinance I Corp. 5.50%, 05/15/2026(1)	505,000
	575,000	CBS Corp. 4.00%, 01/15/2026	609,765
		CCO Holdings LLC / CCO Holdings Capital Corp.
	35,000	5.13%, 02/15/2023	35,875
	140,000	5.25%, 09/30/2022	144,550
	170,000	5.75%, 09/01/2023	178,713
		CCO Safari II LLC
	2,085,000	3.58%, 07/23/2020(1)	2,164,359
	2,920,000	4.46%, 07/23/2022(1)	3,104,658
	3,410,000	4.91%, 07/23/2025(1)	3,676,140
	4,520,000	6.48%, 10/23/2045(1)	5,339,801
	1,015,000	CCOH Safari LLC 5.75%, 02/15/2026(1)	1,047,987
	325,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	345,215
		Comcast Corp.
	4,135,000	2.75%, 03/01/2023	4,273,642
	1,740,000	4.75%, 03/01/2044	2,014,160
	95,000	5.70%, 07/01/2019	107,613

The accompanying notes are an integral part of these financial statements.

195

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Media - 2.9% - (continued)
		Cox Communications, Inc.
$	685,000	3.25%, 12/15/2022(1)	$673,705
	1,200,000	3.85%, 02/01/2025(1)	1,166,980
		DISH DBS Corp.
	755,000	5.88%, 11/15/2024	708,567
	1,200,000	7.88%, 09/01/2019	1,323,000
	1,295,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	1,399,895
	1,265,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,312,437
	1,379,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,801,698
		Numericable-SFR S.A.
	280,000	4.88%, 05/15/2019(1)	290,360
	240,000	7.38%, 05/01/2026(1)	243,600
		Sky plc
	565,000	2.63%, 09/16/2019(1)	574,352
	1,295,000	3.13%, 11/26/2022(1)	1,311,693
		TEGNA, Inc.
	1,670,000	5.13%, 10/15/2019	1,728,450
	1,020,000	5.13%, 07/15/2020	1,062,075
		Time Warner Cable, Inc.
	1,175,000	4.50%, 09/15/2042	1,100,735
	165,000	5.88%, 11/15/2040	177,698
	125,000	6.75%, 06/15/2039	147,988
	150,000	7.30%, 07/01/2038	184,400
	2,145,000	8.75%, 02/14/2019	2,530,521
	3,190,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	4,221,541
		Time Warner, Inc.
	1,125,000	3.60%, 07/15/2025	1,175,151
	575,000	4.85%, 07/15/2045	619,509
	1,445,000	6.10%, 07/15/2040	1,748,246
	345,000	6.20%, 03/15/2040	413,374
	1,100,000	6.50%, 11/15/2036	1,341,963
	330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	341,963

			56,922,944

		Mining - 0.1%
	250,000	Anglo American Capital plc 4.13%, 04/15/2021(1)	230,232
		Freeport-McMoRan, Inc.
	85,000	3.88%, 03/15/2023	71,188
	250,000	4.55%, 11/14/2024	210,313
	280,000	5.40%, 11/14/2034	214,172
	575,000	5.45%, 03/15/2043	431,250
	80,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	81,900
	605,000	Rio Tinto Finance USA Ltd. 3.75%, 06/15/2025	620,152

			1,859,207

		Miscellaneous Manufacturing - 0.1%
	2,013,000	General Electric Co. 5.00%, 01/21/2021(2)(5)	2,091,004

		Oil & Gas - 2.7%
		Anadarko Petroleum Corp.
	470,000	4.85%, 03/15/2021	490,248
	2,490,000	5.55%, 03/15/2026	2,668,961

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Oil & Gas - 2.7% - (continued)
$	170,000	6.38%, 09/15/2017	$180,499
	2,510,000	6.60%, 03/15/2046	2,840,916
	280,000	6.95%, 06/15/2019	308,494
	220,000	Antero Resources Corp. 5.63%, 06/01/2023	213,400
		BP Capital Markets plc
	710,000	2.52%, 01/15/2020	726,696
	1,915,000	2.75%, 05/10/2023	1,913,056
		Cenovus Energy, Inc.
	465,000	3.00%, 08/15/2022	417,118
	1,490,000	5.20%, 09/15/2043	1,234,840
	4,225,000	5.70%, 10/15/2019	4,380,839
	215,000	6.75%, 11/15/2039	208,787
	535,000	Concho Resources, Inc. 5.50%, 04/01/2023	539,013
		ConocoPhillips Co.
	1,910,000	4.20%, 03/15/2021	2,041,272
	1,810,000	4.95%, 03/15/2026	2,000,736
		Continental Resources, Inc.
	25,000	3.80%, 06/01/2024	21,313
	85,000	4.50%, 04/15/2023	75,916
	55,000	4.90%, 06/01/2044	44,275
	310,000	5.00%, 09/15/2022	289,463
		Devon Energy Corp.
	1,750,000	3.25%, 05/15/2022	1,584,580
	1,225,000	4.00%, 07/15/2021	1,161,594
	390,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	417,544
	1,930,000	Ecopetrol S.A. 5.88%, 05/28/2045	1,569,862
	740,000	EOG Resources, Inc. 4.15%, 01/15/2026	791,394
		Exxon Mobil Corp.
	2,150,000	2.22%, 03/01/2021	2,190,364
	1,810,000	2.73%, 03/01/2023	1,852,350
	885,000	3.04%, 03/01/2026	916,595
	1,121,000	Harvest Operations Corp. 6.88%, 10/01/2017	957,054
		Hess Corp.
	705,000	5.60%, 02/15/2041	692,318
	936,000	6.00%, 01/15/2040	929,099
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,153,049
		Marathon Oil Corp.
	2,035,000	2.70%, 06/01/2020	1,896,036
	230,000	3.85%, 06/01/2025	205,496
	105,000	5.20%, 06/01/2045	88,975
	75,000	6.60%, 10/01/2037	71,849
	65,000	6.80%, 03/15/2032	63,438
	1,220,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,245,001
		Petrobras Global Finance B.V.
GBP	1,415,000	5.38%, 10/01/2029	1,406,500
$	1,975,000	6.75%, 01/27/2041	1,544,845
		Petroleos Mexicanos
	1,440,000	5.50%, 02/04/2019(1)	1,505,520
	640,000	5.50%, 06/27/2044	563,200
	690,000	6.38%, 02/04/2021(1)	745,048
	2,350,000	6.63%, 06/15/2035	2,385,250
		Pioneer Natural Resources Co.
	210,000	3.45%, 01/15/2021	213,105
	450,000	3.95%, 07/15/2022	466,328

The accompanying notes are an integral part of these financial statements.

196

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Oil & Gas - 2.7% - (continued)
$	2,040,000	4.45%, 01/15/2026	$2,156,741
	290,000	6.65%, 03/15/2017	301,565
		QEP Resources, Inc.
	20,000	5.38%, 10/01/2022	18,950
	25,000	6.80%, 03/01/2020	23,375
	170,000	SM Energy Co. 6.13%, 11/15/2022	153,850
		Statoil ASA
	300,000	3.70%, 03/01/2024	317,567
	1,855,000	3.95%, 05/15/2043	1,840,967
	105,000	Tesoro Corp. 5.13%, 04/01/2024	105,000
	95,000	WPX Energy, Inc. 5.25%, 09/15/2024	79,990

			53,210,241

		Oil & Gas Services - 0.1%
	1,050,000	Halliburton Co. 2.70%, 11/15/2020	1,064,149

		Packaging & Containers - 0.1%
	690,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	710,700
	300,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	322,500

			1,033,200

		Pharmaceuticals - 1.1%
		Actavis Funding SCS
	5,710,000	2.35%, 03/12/2018	5,772,519
	5,225,000	3.00%, 03/12/2020	5,337,019
	1,860,000	3.45%, 03/15/2022	1,905,471
	710,000	4.55%, 03/15/2035	710,248
	855,000	Cardinal Health, Inc. 1.95%, 06/15/2018	863,948
	2,240,000	EMD Finance LLC 2.95%, 03/19/2022(1)	2,287,374
		Mylan N.V.
	1,020,000	3.00%, 12/15/2018(1)	1,037,597
	1,170,000	3.75%, 12/15/2020(1)	1,210,444
	1,125,000	Perrigo Co. plc 1.30%, 11/08/2016	1,122,635
	740,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	757,264
	195,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	199,631

			21,204,150

		Pipelines - 1.0%
		DCP Midstream LLC
	60,000	5.35%, 03/15/2020(1)	57,000
	70,000	9.75%, 03/15/2019(1)	74,900
		DCP Midstream Operating L.P.
	195,000	2.70%, 04/01/2019	182,930
	100,000	3.88%, 03/15/2023	88,250
	200,000	4.95%, 04/01/2022	192,000
	100,000	5.60%, 04/01/2044	80,500
	2,133,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	2,148,997
		Energy Transfer Partners L.P.
	570,000	4.75%, 01/15/2026	552,995
	2,615,000	5.95%, 10/01/2043	2,389,846

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Pipelines - 1.0% - (continued)
		Enterprise Products Operating LLC
$	1,485,000	2.85%, 04/15/2021	$1,511,598
	925,000	3.95%, 02/15/2027	957,930
		Kinder Morgan Energy Partners L.P.
	520,000	5.30%, 09/15/2020	548,748
	180,000	6.50%, 04/01/2020	195,737
	360,000	6.85%, 02/15/2020	397,238
	2,050,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	1,820,138
	555,000	Magellan Midstream Partners L.P. 5.00%, 03/01/2026	612,630
		MPLX L.P.
	475,000	4.88%, 12/01/2024(1)	462,969
	240,000	4.88%, 06/01/2025(1)	231,910
	1,375,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	1,405,119
	1,080,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	1,047,291
		Tesoro Logistics L.P.
	515,000	5.50%, 10/15/2019	525,300
	480,000	6.25%, 10/15/2022	492,000
		Williams Partners L.P.
	3,610,000	3.60%, 03/15/2022	3,259,169
	1,255,000	4.30%, 03/04/2024	1,134,677

			20,369,872

		Real Estate - 0.1%
	2,230,000	ProLogis L.P. 3.35%, 02/01/2021	2,334,103

		Real Estate Investment Trusts - 1.2%
		American Tower Corp.
	2,160,000	3.40%, 02/15/2019	2,228,057
	1,125,000	4.50%, 01/15/2018	1,176,007
	3,170,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,160,677
		Crown Castle International Corp.
	240,000	3.40%, 02/15/2021	248,591
	940,000	3.70%, 06/15/2026	954,446
		Equinix, Inc.
	560,000	4.88%, 04/01/2020	582,960
	95,000	5.38%, 04/01/2023	99,275
		HCP, Inc.
	1,950,000	4.00%, 06/01/2025	1,929,445
	1,605,000	4.25%, 11/15/2023	1,636,026
		Kimco Realty Corp.
	2,115,000	3.13%, 06/01/2023	2,103,784
	1,085,000	3.40%, 11/01/2022	1,110,720
		Liberty Property L.P.
	950,000	3.38%, 06/15/2023	944,471
	860,000	4.13%, 06/15/2022	904,956
	1,865,000	Realty Income Corp. 3.25%, 10/15/2022	1,879,709
	785,000	UDR, Inc. 3.70%, 10/01/2020	823,829
	1,110,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,115,924
	2,700,000	Welltower, Inc. 4.50%, 01/15/2024	2,848,608

			23,747,485

The accompanying notes are an integral part of these financial statements.

197

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Retail - 0.8%
$	540,000	AutoZone, Inc. 1.63%, 04/21/2019	$540,824
		CVS Health Corp.
	3,010,000	2.80%, 07/20/2020	3,125,777
	1,605,000	3.88%, 07/20/2025	1,732,471
	2,370,000	5.13%, 07/20/2045	2,769,696
		Group 1 Automotive, Inc.
	666,000	5.00%, 06/01/2022	659,340
	35,000	5.25%, 12/15/2023(1)	34,825
	260,000	Home Depot, Inc. 4.20%, 04/01/2043	282,889
		Lowe’s Cos., Inc.
	2,675,000	2.50%, 04/15/2026	2,648,825
	2,200,000	3.70%, 04/15/2046	2,177,872
	835,000	McDonald’s Corp. 2.75%, 12/09/2020	866,740

			14,839,259

		Savings & Loans - 0.1%
GBP	755,000	Nationwide Building Society 6.88%, 06/20/2019(2)(5)(6)	1,042,495

		Semiconductors - 0.1%
		NXP B.V. / NXP Funding LLC
$	210,000	4.13%, 06/15/2020(1)	215,775
	250,000	4.63%, 06/15/2022(1)	259,375
	350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	351,750
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	225,242

			1,052,142

		Shipbuilding - 0.0%
	100,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	105,125

		Software - 0.2%
		First Data Corp.
	125,000	5.00%, 01/15/2024(1)	126,250
	695,000	5.38%, 08/15/2023(1)	718,456
	112,000	6.75%, 11/01/2020(1)	117,600
	1,930,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017(1)	1,951,591
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(1)	376,200
	180,000	5.75%, 08/15/2025(1)	191,475
	170,000	Open Text Corp. 5.63%, 01/15/2023(1)	174,250

			3,655,822

		Telecommunications - 2.0%
	340,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	336,192
		AT&T, Inc.
	1,865,000	3.60%, 02/17/2023	1,946,025
	1,545,000	3.80%, 03/15/2022	1,636,456
	835,000	4.50%, 05/15/2035	839,798
	4,450,000	4.75%, 05/15/2046	4,483,918
	155,000	5.80%, 02/15/2019	172,176
	2,425,000	Cisco Systems, Inc. 2.20%, 02/28/2021	2,474,543

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Telecommunications - 2.0% - (continued)
$	350,000	CommScope, Inc. 4.38%, 06/15/2020(1)	$361,375
	1,830,000	Digicel Group Ltd. 7.13%, 04/01/2022(6)	1,489,162
	210,000	Frontier Communications Corp. 10.50%, 09/15/2022(1)	216,063
	935,000	GTH Finance B.V. 7.25%, 04/26/2023(1)	935,589
	4,500,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	4,560,750
	545,000	Inmarsat Finance plc 4.88%, 05/15/2022(1)	517,750
	650,000	Nokia Oyj 6.63%, 05/15/2039	698,750
		Sprint Communications, Inc.
	1,645,000	7.00%, 03/01/2020(1)	1,688,181
	862,000	9.00%, 11/15/2018(1)	911,565
		T-Mobile USA, Inc.
	1,035,000	6.46%, 04/28/2019	1,055,700
	955,000	6.63%, 04/28/2021	1,006,331
		Telecom Italia Capital S.A.
	105,000	6.00%, 09/30/2034	103,688
	45,000	6.38%, 11/15/2033	45,900
	215,000	7.72%, 06/04/2038	230,050
		Verizon Communications, Inc.
	4,236,000	4.27%, 01/15/2036	4,259,556
	465,000	4.40%, 11/01/2034	473,901
	2,629,000	4.52%, 09/15/2048	2,667,891
	5,314,000	4.67%, 03/15/2055	5,139,063
	870,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	830,415

			39,080,788

		Transportation - 0.7%
	725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	950,110
		FedEx Corp.
	605,000	3.25%, 04/01/2026	627,103
	1,205,000	4.55%, 04/01/2046	1,283,343
	3,850,000	Kansas City Southern 3.00%, 05/15/2023(1)	3,768,757
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	565,000	2.50%, 06/15/2019(1)	564,310
	3,700,000	2.88%, 07/17/2018(1)	3,729,330
	915,000	4.88%, 07/11/2022(1)	986,689
	1,095,000	Ryder System, Inc. 2.55%, 06/01/2019	1,103,757

			13,013,399

		Total Corporate Bonds (cost $634,787,340)	$646,944,445

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
		Argentina - 0.2%
		Argentine Republic Government International Bond
EUR	2,925,000	2.26%, 12/31/2038(3)	$2,046,405
$	1,800,000	7.63%, 04/22/2046(1)	1,770,300

			3,816,705

The accompanying notes are an integral part of these financial statements.

198

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.5% - (continued)
		Brazil - 0.7%
		Brazil Notas do Tesouro Nacional
BRL	34,704,026	6.00%, 08/15/2016(7)	$9,991,751
	12,272,223	6.00%, 08/15/2022(7)	3,548,158

			13,539,909

		Colombia - 0.1%
COP	4,542,945,593	Colombian TES 3.00%, 03/25/2033(7)	1,387,314

		Mexico - 0.1%
$	2,550,000	Mexico Government International Bond 5.75%, 10/12/2110	2,626,500

		Romania - 0.2%
RON	12,350,000	Romania Government Bond 5.85%, 04/26/2023	3,644,773

		Slovenia - 0.2%
$	3,300,000	Slovenia Government International Bond 5.50%, 10/26/2022(6)	3,725,535

		Tunisia - 0.1%
	1,865,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(6)	1,677,791

		Turkey - 0.5%
TRY	26,897,657	Turkey Government Bond 2.50%, 05/04/2016(7)	9,589,140

		United Arab Emirates - 0.2%
$	2,890,000	Abu Dhabi Government International Bond 3.13%, 05/03/2026(1)	2,911,675

		Uruguay - 0.2%
		Uruguay Government International Bond
UYU	61,565,239	3.70%, 06/26/2037(7)	1,591,937
	85,887,699	4.25%, 04/05/2027(7)	2,505,531
	19,915,072	4.38%, 12/15/2028(7)	581,718

			4,679,186

		Venezuela - 0.0%
$	745,000	Venezuela Government International Bond 6.00%, 12/09/2020(6)	271,925

		Total Foreign Government Obligations (cost $48,890,194)	$47,870,453

MUNICIPAL BONDS - 1.1%
		Development - 0.1%
		State of California
	1,300,000	7.50%, 04/01/2034	1,937,130
	345,000	7.60%, 11/01/2040	544,717
	80,000	7.63%, 03/01/2040	123,602

			2,605,449

		General - 0.4%
	2,705,000	Chicago Transit Auth 6.90%, 12/01/2040	3,322,092
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	5,400,000	6.15%, 07/01/2038	1,620,000
	1,225,000	6.20%, 07/01/2039	367,500
	3,350,000	6.30%, 07/01/2043	1,005,000
	975,000	6.55%, 07/01/2058	292,500

			6,607,092

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
		General Obligation - 0.4%
$	4,035,000	California State, GO Taxable 7.55%, 04/01/2039	$6,257,357
	875,000	Illinois State, GO 5.10%, 06/01/2033	846,370

			7,103,727

		Higher Education - 0.1%
	2,365,000	University of California 4.60%, 05/15/2031	2,662,422

		Utility - Electric - 0.1%
	1,285,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	1,647,884

		Total Municipal Bonds (cost $20,938,827)	$20,626,574

SENIOR FLOATING RATE INTERESTS - 5.0%(8)
		Advertising - 0.0%
	477,749	Acosta Holdco, Inc. 4.25%, 09/26/2021	$472,375

		Aerospace/Defense - 0.1%
	956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	961,931
	1,485,721	Transdigm, Inc. 3.50%, 05/14/2022	1,468,740

			2,430,671

		Agriculture - 0.0%
	286,573	Pinnacle Operating Corp. 4.75%, 11/15/2018	251,826

		Airlines - 0.0%
	425,000	American Airlines, Inc. 0.00%, 04/28/2023(9)	422,662
	440,213	Delta Air Lines, Inc. 3.25%, 10/18/2018	441,375

			864,037

		Auto Manufacturers - 0.1%
		Chrysler Group LLC
	627,451	3.25%, 12/31/2018	626,666
	793,532	3.50%, 05/24/2017	793,731
	461,513	Jaguar Holding Co. 4.25%, 08/18/2022	460,456
	337,002	MPG Holdco I, Inc. 3.75%, 10/20/2021	334,292

			2,215,145

		Auto Parts & Equipment - 0.1%
	206,232	Affinia Group Intermediate Holdings, Inc. 6.00%, 04/27/2020	205,975
	334,050	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	333,529
	900,224	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	897,973

			1,437,477

		Chemicals - 0.2%
	201,594	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	200,713
	104,597	AIlnex USA, Inc. 4.50%, 10/03/2019	104,140

The accompanying notes are an integral part of these financial statements.

199

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Chemicals - 0.2% - (continued)
$	694,750	Chemours Co. 3.75%, 05/12/2022	$674,950
	339,476	Huntsman International, LLC 3.51%, 04/19/2019	338,841
		Ineos U.S. Finance LLC
	1,443,777	3.75%, 05/04/2018	1,439,908
	430,648	4.25%, 03/31/2022	427,689
	273,062	Nexeo Solutions LLC 5.00%, 09/08/2017	272,038
	685,225	Univar, Inc. 4.25%, 07/01/2022	676,536

			4,134,815

		Coal - 0.1%
	325,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	86,450
		Arch Coal, Inc.
	425,000	5.00%, 01/31/2017(10)	417,562
	1,810,165	7.50%, 05/16/2018	755,744

			1,259,756

		Commercial Services - 0.1%
	200,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	200,750
	417,588	Moneygram International, Inc. 4.25%, 03/27/2020	393,577
	394,206	ON Assignment, Inc. 3.75%, 06/03/2022	394,896
	35,846	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(9)	35,764
	1,113,373	ServiceMaster Co. 4.25%, 07/01/2021	1,116,858

			2,141,845

		Distribution/Wholesale - 0.0%
	330,438	ABC Supply Co., Inc. 3.50%, 04/16/2020	330,851

		Diversified Financial Services - 0.0%
	325,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	326,056
	459,662	Walter Investment Management Corp. 4.75%, 12/19/2020	402,637

			728,693

		Electric - 0.1%
	1,001,890	Calpine Corp. 3.25%, 01/31/2022	987,693
	330,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	245,850
	280,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	279,650
	1,005,994	Seadrill Partners Finco LLC 4.00%, 02/21/2021	493,772
	350,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(11)	118,345

			2,125,310

		Electronics - 0.1%
	1,497,505	CDW LLC 3.25%, 04/29/2020	1,496,202

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Electronics - 0.1% - (continued)
$	715,000	Sensus USA, Inc. 6.50%, 03/16/2023	$707,850

			2,204,052

		Entertainment - 0.0%
	312,638	Eldorado Resorts LLC 4.25%, 07/23/2022	311,856
	266,625	Scientific Games International, Inc. 6.00%, 10/01/2021	262,167

			574,023

		Food - 0.3%
		Albertsons LLC
	990,000	5.50%, 08/25/2021	992,812
	359,100	5.50%, 12/21/2022	360,148
	1,097,600	Aramark Services, Inc. 3.25%, 02/24/2021	1,097,600
	268,846	B&G Foods, Inc. 3.76%, 11/02/2022	270,190
	507,450	Hostess Brands LLC 4.50%, 08/03/2022	508,932
	1,102,238	JBS USA LLC 4.00%, 10/30/2022	1,100,860
	449,474	U.S. Foods, Inc. 4.50%, 03/31/2019	448,912

			4,779,454

		Food Service - 0.0%
	284,925	Hearthside Food Solutions 4.50%, 06/02/2021	283,500

		Forest Products & Paper - 0.0%
	309,600	Wilsonart LLC 4.00%, 10/31/2019	308,696

		Healthcare-Products - 0.1%
	661,500	Mallinckrodt International Finance S.A. 3.25%, 03/19/2021	646,206
	288,550	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	287,829

			934,035

		Healthcare-Services - 0.5%
	433,913	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	436,759
	1,002,725	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,000,218
	442,125	Amsurg Corp. 3.50%, 07/16/2021	443,151
	187,150	CDRH Parent, Inc. 5.25%, 07/01/2021	175,298
		Community Health Systems, Inc.
	1,141,706	3.75%, 12/31/2018	1,135,997
	210,515	3.75%, 12/31/2019	207,282
	590,805	4.00%, 01/27/2021	581,807
	859,688	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	863,126
	568,575	Envision Healthcare Corp. 4.50%, 10/28/2022	569,689
	950,625	HCA, Inc. 3.38%, 05/01/2018	953,676
	452,084	IMS Health, Inc. 3.50%, 03/17/2021	451,921

The accompanying notes are an integral part of these financial statements.

200

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Healthcare-Services - 0.5% - (continued)
$	675,551	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	$672,005
	686,608	Opal Acquisition, Inc. 5.00%, 11/27/2020	600,782
	279,775	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	264,636
	256,750	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	257,233
	932,663	U.S. Renal Care, Inc. 5.25%, 12/31/2022	933,250
	350,000	Vizient, Inc. 6.25%, 02/13/2023	353,062

			9,899,892

		Household Products/Wares - 0.0%
	335,000	Galleria Co. 3.75%, 01/26/2023	335,211

		Insurance - 0.4%
		Asurion LLC
	457,866	5.00%, 05/24/2019	456,149
	1,415,526	5.00%, 08/04/2022	1,405,164
	1,430,000	8.50%, 03/03/2021	1,370,755
	928,738	Evertec Group LLC 3.25%, 04/17/2020	900,875
	196,359	National Financial Partners Corp. 4.50%, 07/01/2020	194,108
		Sedgwick Claims Management Services, Inc.
	1,713,772	3.75%, 03/01/2021	1,679,497
	580,000	6.75%, 02/28/2022	551,000
	1,025,635	USI, Inc. 4.25%, 12/27/2019	1,012,179

			7,569,727

		Internet - 0.1%
	313,353	Lands’ End, Inc. 4.25%, 04/04/2021	260,606
	1,127,179	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	1,126,570

			1,387,176

		Leisure Time - 0.2%
	549,000	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	551,158
		Delta 2 (LUX) S.a.r.l.
	2,125,000	4.75%, 07/30/2021	2,085,539
	755,000	7.75%, 07/31/2022	709,322

			3,346,019

		Lodging - 0.2%
	2,096,286	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(9)(12)	1,971,389
	329,138	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	292,932
	528,125	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	529,868
	521,486	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	513,664
	167,341	Station Casinos LLC 4.25%, 03/02/2020	167,550

			3,475,403

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Machinery-Construction & Mining - 0.1%
$	1,086,591	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$1,000,750
	463,295	Neff Rental LLC 7.25%, 06/09/2021	430,864

			1,431,614

		Machinery-Diversified - 0.1%
	931,979	Gates Global, Inc. 4.25%, 07/06/2021	891,037

		Media - 0.4%
	591,792	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	586,247
	771,725	AVSC Holding Corp. 4.50%, 01/24/2021	754,361
		Charter Communications Operating LLC
	1,342,050	3.00%, 07/01/2020	1,338,695
	481,388	3.00%, 01/04/2021	479,982
	565,000	3.50%, 01/24/2023	567,220
	557,152	Media General, Inc. 4.00%, 07/31/2020	556,806
	750,000	Neptune Finco Corp. 5.00%, 10/09/2022	752,348
	205,000	Numericable U.S. LLC 0.00%, 01/15/2024(9)	205,726
	1,171,364	Tribune Media Co. 3.75%, 12/27/2020	1,169,536
	989,782	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	987,308

			7,398,229

		Metal Fabricate/Hardware - 0.0%
	853,125	Rexnord LLC 4.00%, 08/21/2020	846,727

		Mining - 0.1%
	195,300	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	194,812
	633,500	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	596,104
	267,571	Minerals Technologies, Inc. 3.75%, 05/09/2021	266,902

			1,057,818

		Miscellaneous Manufacturing - 0.0%
	151,885	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	150,588

		Oil & Gas - 0.0%
	255,450	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	150,077
	646,774	Fieldwood Energy LLC 3.88%, 10/01/2018	489,608
	350,000	Templar Energy LLC 8.50%, 11/25/2020	34,416

			674,101

		Packaging & Containers - 0.2%
		Berry Plastics Holding Corp.
	1,503,500	3.50%, 02/08/2020	1,502,057
	473,688	4.00%, 10/01/2022	474,369
	279,661	Mauser U.S. Corp. 4.50%, 07/31/2021	271,830

The accompanying notes are an integral part of these financial statements.

201

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Packaging & Containers - 0.2% - (continued)
$	296,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	$296,496
	1,464,724	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,467,478
	486,111	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	481,250

			4,493,480

		Pharmaceuticals - 0.1%
	1,182,038	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,177,605
	574,724	Valeant Pharmaceuticals International, Inc. 5.00%, 04/01/2022	559,781

			1,737,386

		Pipelines - 0.1%
	650,588	Energy Transfer Equity L.P. 4.00%, 12/02/2019	617,519
	358,900	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	340,955

			958,474

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	818,813	4.25%, 11/04/2021	816,422
	235,000	9.25%, 11/04/2022	234,706
	930,000	MGM Growth Properties LLC 4.00%, 04/25/2023	934,845

			1,985,973

		REITS - 0.0%
	185,000	Equinix, Inc. 4.00%, 01/08/2023	185,463

		Retail - 0.2%
	396,000	Bass Pro Group LLC 4.00%, 06/05/2020	389,442
	312,597	Burger King 3.75%, 12/10/2021	313,134
	165,000	Coty, Inc. 3.75%, 10/27/2022	166,031
	264,966	Dollar Tree, Inc. 3.50%, 07/06/2022	266,015
		Michaels Stores, Inc.
	840,109	3.75%, 01/28/2020	840,705
	487,648	4.00%, 01/28/2020	489,355
	673,803	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	641,164
	671,588	Party City Holdings, Inc. 4.25%, 08/19/2022	668,512
	525,174	PetSmart, Inc. 4.25%, 03/11/2022	523,404
	115,000	Rite Aid Corp. 5.75%, 08/21/2020	115,239

			4,413,001

		Semiconductors - 0.2%
	1,065,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	1,065,192
	568,816	Lattice Semiconductor Corp. 5.25%, 03/10/2021	540,375

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Semiconductors - 0.2% - (continued)
		NXP B.V.
$	696,735	3.25%, 01/11/2020	$693,502
	693,263	3.75%, 12/07/2020	694,996
	465,000	ON Semiconductor Corp. 5.25%, 03/31/2023	466,841

			3,460,906

		Software - 0.5%
	158,800	Epicor Software Corp. 4.75%, 06/01/2022	152,249
		First Data Corp.
	840,000	4.19%, 07/08/2022	840,210
	3,805,886	4.44%, 03/24/2021	3,813,803
	335,000	Global Payments, Inc. 3.94%, 04/22/2023	337,596
	558,964	Hyland Software, Inc. 4.75%, 07/01/2022	556,309
	1,006,745	Infor US, Inc. 3.75%, 06/03/2020	981,999
		Kronos, Inc.
	1,198,313	4.50%, 10/30/2019	1,194,814
	314,334	9.75%, 04/30/2020	318,002
		SS&C Technologies, Inc.
	681,857	4.01%, 07/08/2022	683,562
	96,153	4.02%, 07/08/2022	96,393
	721,186	Verint Systems, Inc. 3.50%, 09/06/2019	721,186

			9,696,123

		Telecommunications - 0.2%
	461,513	Altice Financing S.A. 5.25%, 02/04/2022	461,628
	238,800	CommScope, Inc. 3.83%, 12/29/2022	239,099
	1,690,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,690,304
	317,551	LTS Buyer LLC 4.00%, 04/13/2020	316,440
	413,963	T-Mobile USA, Inc. 3.50%, 11/09/2022	416,293
		Ziggo Financing Partnership
	509,489	3.60%, 01/15/2022	507,451
	309,788	3.65%, 01/15/2022	308,548
	480,723	3.65%, 01/15/2022	478,800

			4,418,563

		Transportation - 0.0%
		Kenan Advantage Group, Inc.
	33,367	1.50%, 01/31/2017(10)	33,242
	389,683	4.00%, 07/31/2022	388,222

			421,464

		Trucking & Leasing - 0.0%
	500,698	Consolidated Container Co. 5.00%, 07/03/2019	483,424

		Total Senior Floating Rate Interests (cost $101,427,774)	$98,194,360

The accompanying notes are an integral part of these financial statements.

202

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7%
		FHLMC - 19.6%
$	196,044	0.00%, 11/15/2036(13)(14)	$177,617
	27,755,239	0.48%, 10/25/2020(2)(4)	246,394
	13,018,826	2.12%, 08/25/2018(2)(4)	486,888
	1,865,000	2.28%, 10/25/2027(2)	1,852,576
	2,996,000	2.64%, 03/25/2025(2)	3,022,187
	1,925,000	2.84%, 01/25/2025(2)	1,955,011
	2,250,000	2.94%, 08/25/2024(2)	2,289,957
	2,131,187	3.00%, 08/01/2029	2,242,672
	9,340,000	3.00%, 05/01/2031(15)	9,767,595
	953,527	3.00%, 03/15/2033(4)	121,722
	7,271,985	3.00%, 04/01/2036	7,545,199
	123,000,000	3.00%, 05/01/2046(15)	126,017,338
	7,300,000	3.04%, 12/25/2027(2)	7,348,091
	2,150,000	3.09%, 03/25/2028(2)	2,188,607
	7,448,000	3.29%, 04/25/2028(2)	7,583,172
	4,400,000	3.50%, 05/01/2031(15)	4,649,562
	4,323,341	3.50%, 08/01/2034	4,561,200
	102,100,000	3.50%, 05/01/2046(15)	106,943,777
	4,643,728	4.00%, 08/01/2025	4,950,426
	4,218,750	4.00%, 07/15/2027(4)	454,348
	4,060,720	4.00%, 05/01/2042	4,345,850
	990,731	4.00%, 08/01/2042	1,063,523
	1,599,262	4.00%, 09/01/2042	1,715,789
	495,570	4.00%, 07/01/2044	533,101
	2,725,270	4.00%, 01/01/2046	2,915,414
	1,582,582	4.00%, 02/01/2046	1,691,787
	26,600,000	4.00%, 05/01/2046(15)	28,403,812
	951,365	4.50%, 03/15/2041	1,128,042
	7,933,540	4.50%, 05/01/2042	8,667,803
	19,300,000	4.50%, 05/01/2046(15)	20,989,864
	3,517,020	4.75%, 07/15/2039	3,843,385
	18,957	5.50%, 11/01/2037	21,236
	1,739	5.50%, 02/01/2038	1,966
	85,788	5.50%, 04/01/2038	96,418
	75,518	5.50%, 06/01/2038	84,838
	4,569,101	5.50%, 08/01/2038	5,123,234
	223,125	5.50%, 05/01/2040	250,669
	940,037	5.50%, 08/01/2040	1,054,584
	814,529	5.50%, 06/01/2041	916,385
	381,048	6.00%, 01/01/2023	416,501
	82,160	6.00%, 11/01/2032	93,681
	181,987	6.00%, 11/01/2033	209,712
	148,076	6.00%, 02/01/2034	170,548
	236,604	6.00%, 07/01/2034	272,656
	78,000	6.00%, 08/01/2034	89,886
	110,989	6.00%, 09/01/2034	127,433
	44,174	6.00%, 01/01/2035	50,404
	65,633	6.00%, 03/01/2035	75,632
	49,402	6.00%, 05/01/2038	55,937
	522,958	6.00%, 06/01/2038	595,099
	200,000	6.00%, 05/01/2046(15)	226,771
	1,233,420	6.50%, 07/15/2036	1,402,089

			381,038,388

		FNMA - 16.2%
	168,503	0.00%, 03/25/2036(13)(14)	148,580
	1,471,735	0.00%, 06/25/2036(13)(14)	1,308,764
	5,454,664	1.75%, 04/25/2055(2)(4)	349,770
	3,463,007	1.85%, 06/25/2055(2)	229,291
	5,529,767	1.94%, 08/25/2044(2)	383,234
	60,000	2.44%, 01/01/2023	61,313

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		FNMA - 16.2% - (continued)
$	1,101,841	2.50%, 06/25/2028(4)	$101,672
	16,975,000	2.50%, 05/01/2031(15)	17,444,793
	16,900,000	2.50%, 06/01/2031(15)	17,336,030
	544,450	2.50%, 01/01/2043	541,783
	3,050,792	2.50%, 02/01/2043	3,035,846
	2,315,160	2.50%, 03/01/2043	2,303,818
	1,393,676	2.50%, 04/01/2043	1,386,848
	539,458	2.50%, 06/01/2043	536,815
	905,234	2.50%, 08/01/2043	900,799
	4,225,000	2.65%, 06/01/2025	4,332,965
	5,600,000	2.69%, 04/01/2025	5,761,342
	2,168,356	2.78%, 02/01/2027	2,239,912
	2,205,000	2.82%, 07/01/2025	2,291,192
	7,030,808	3.00%, 01/25/2028(4)	677,013
	3,103,008	3.00%, 04/25/2028(4)	326,775
	1,502,856	3.00%, 01/01/2030	1,571,053
	97,668	3.00%, 11/01/2030	102,100
	1,089,180	3.00%, 01/01/2031	1,138,606
	3,450,390	3.00%, 02/01/2031	3,607,740
	4,890,540	3.00%, 04/01/2031	5,112,465
	22,469,000	3.00%, 05/01/2031(15)	23,469,277
	103,825,000	3.00%, 05/01/2046(15)	106,432,783
	285,000	3.16%, 12/01/2026	302,048
	1,465,000	3.21%, 05/01/2023	1,562,108
	263,883	3.24%, 12/01/2026	281,927
	485,465	3.26%, 05/01/2024	519,255
	684,652	3.30%, 12/01/2026	733,646
	255,000	3.34%, 04/01/2024	273,777
	568,553	3.41%, 11/01/2024	612,707
	1,926,376	3.42%, 04/01/2024	2,075,451
	98,140	3.45%, 01/01/2024	105,732
	101,679	3.47%, 01/01/2024	109,945
	1,656,980	3.50%, 05/25/2030(4)	204,631
	4,650,111	3.50%, 01/01/2046	4,878,975
	5,528,544	3.50%, 02/01/2046	5,800,646
	10,525,000	3.50%, 05/01/2046(15)	11,029,873
	250,947	3.67%, 08/01/2023	273,759
	70,000	3.70%, 10/01/2023	76,719
	95,000	3.76%, 03/01/2024	104,444
	140,000	3.86%, 12/01/2025	156,078
	70,000	3.86%, 11/01/2023	77,609
	236,246	3.87%, 10/01/2025	262,747
	309,109	3.89%, 05/01/2030	336,272
	325,000	3.93%, 10/01/2023	360,635
	136,393	3.96%, 05/01/2034	147,312
	85,000	3.97%, 05/01/2029	94,175
	1,402,384	4.00%, 06/01/2025	1,495,845
	5,223,889	4.00%, 10/01/2040	5,595,942
	2,059,804	4.00%, 11/01/2040	2,207,213
	1,561,352	4.00%, 12/01/2040	1,672,935
	770,358	4.00%, 02/01/2041	825,496
	1,827,404	4.00%, 03/01/2041	1,957,637
	783,323	4.00%, 03/25/2042(4)	118,319
	611,862	4.00%, 08/01/2042	656,333
	1,679,747	4.00%, 09/01/2042	1,801,485
	454,752	4.00%, 11/25/2042(4)	68,663
	796,228	4.00%, 04/01/2045	850,559
	1,114,844	4.00%, 05/01/2045	1,193,141
	796,624	4.00%, 06/01/2045	852,573
	2,991,801	4.00%, 02/01/2046	3,202,310
	13,400,000	4.00%, 05/01/2046(15)	14,314,705

The accompanying notes are an integral part of these financial statements.

203

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		FNMA - 16.2% - (continued)
$	1,230,428	4.02%, 11/01/2028	$1,373,220
	199,181	4.06%, 10/01/2028	228,024
	742,290	4.50%, 08/01/2024	797,532
	72,399	4.50%, 04/01/2025	76,947
	1,120,336	4.50%, 07/25/2027(4)	122,428
	381,196	4.50%, 08/01/2040	417,443
	4,611,752	4.50%, 10/01/2040	5,032,159
	2,089,374	4.50%, 10/01/2041	2,277,728
	1,862,598	4.50%, 09/01/2043	2,025,979
	14,000,000	4.50%, 05/01/2046(15)	15,243,046
	15,042	5.00%, 04/01/2018	15,521
	35,018	5.00%, 05/01/2018	36,192
	241,407	5.00%, 06/01/2018	249,059
	18,562	5.00%, 07/01/2018	19,142
	63,592	5.00%, 12/01/2019	65,992
	287,756	5.00%, 01/01/2022	302,575
	583,272	5.00%, 04/25/2038	632,680
	674,703	5.46%, 05/25/2042(2)(4)	80,588
	3,858	5.50%, 01/01/2017	3,894
	13,146	5.50%, 11/01/2018	13,510
	78,744	5.50%, 08/01/2019	82,681
	79,645	5.50%, 09/01/2019	83,453
	107,097	5.50%, 10/01/2019	111,367
	17,321	5.50%, 05/01/2020	18,210
	739,903	5.50%, 06/01/2022	804,561
	281,871	5.50%, 06/01/2033	318,703
	1,023,778	5.50%, 07/01/2033	1,156,021
	91,338	5.50%, 08/01/2033	103,189
	3,827,335	5.50%, 11/01/2035	4,330,033
	1,009,044	5.50%, 04/01/2036	1,137,093
	801,615	5.50%, 04/25/2037	903,418
	1,872,148	5.50%, 11/01/2037	2,104,036
	2,087,674	5.50%, 06/25/2042(4)	430,129
	11,962	6.00%, 05/01/2017	11,987
	17,216	6.00%, 11/01/2031	19,602
	219,949	6.00%, 12/01/2032	255,282
	359,286	6.00%, 03/01/2033	415,620
	949,778	6.00%, 02/01/2037	1,084,710
	658,114	6.00%, 12/01/2037	750,492
	324,294	6.00%, 03/01/2038	370,421
	235,616	6.00%, 10/01/2038	268,277
	16,823	7.00%, 10/01/2037	17,401
	2,550	7.50%, 12/01/2029	2,706
	17,562	7.50%, 03/01/2030	20,323
	25,925	7.50%, 09/01/2031	27,916

			314,167,496

		GNMA - 8.9%
	277,224	3.00%, 11/15/2042	287,572
	286,973	3.00%, 06/15/2043	297,198
	239,534	3.00%, 07/15/2043	248,032
	319,252	3.00%, 10/15/2044	330,578
	334,451	3.00%, 02/15/2045	346,317
	208,517	3.00%, 03/15/2045	215,914
	987,239	3.00%, 04/15/2045	1,022,263
	274,573	3.00%, 06/15/2045	284,314
	9,203,294	3.00%, 07/15/2045	9,529,801
	24,350,000	3.00%, 05/01/2046(15)	25,213,665
	860,838	3.50%, 05/15/2042	912,238
	2,129,295	3.50%, 12/15/2042	2,255,986
	1,505,279	3.50%, 03/15/2043	1,594,625

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		GNMA - 8.9% - (continued)
$	1,663,068	3.50%, 04/15/2043	$1,760,728
	5,620,445	3.50%, 05/15/2043	5,946,794
	8,200,000	3.50%, 05/01/2046(15)	8,660,930
	4,486,944	4.00%, 09/20/2040	4,829,985
	619,629	4.00%, 10/20/2040	669,689
	1,052,283	4.00%, 12/20/2040	1,131,364
	495,450	4.00%, 05/16/2042(4)	70,480
	335,194	4.00%, 01/20/2044(4)	75,321
	62,470,000	4.00%, 05/01/2046(15)	66,669,646
	78,217	4.50%, 07/15/2033	85,984
	194,454	4.50%, 05/15/2040	215,765
	762,468	4.50%, 06/15/2041	839,214
	2,773,200	4.50%, 10/20/2044	2,979,507
	8,825,000	4.50%, 05/01/2046(15)	9,464,468
	1,598,718	5.00%, 06/15/2041	1,778,557
	2,113,497	5.00%, 10/16/2041(4)	361,305
	2,586,417	5.00%, 03/15/2044	2,879,564
	5,200,000	5.00%, 05/01/2046(15)	5,731,579
	743,756	5.50%, 05/15/2033	854,744
	64,622	5.50%, 06/15/2035	73,537
	119,511	5.50%, 04/15/2038	133,853
	965,177	5.50%, 03/16/2039	1,080,930
	2,800,000	5.50%, 05/01/2046(15)	3,125,172
	81,772	6.00%, 02/15/2029	92,204
	187,399	6.00%, 11/15/2032	216,760
	240,780	6.00%, 02/15/2033	272,940
	76,882	6.00%, 07/15/2033	87,882
	145,085	6.00%, 10/15/2034	163,661
	709,850	6.00%, 03/15/2036	818,686
	7,907	6.00%, 05/15/2036	9,108
	216,952	6.00%, 10/15/2036	247,693
	102,405	6.00%, 01/15/2037	118,024
	235,550	6.00%, 02/15/2037	269,749
	441,258	6.00%, 06/15/2037	504,626
	137,644	6.00%, 11/15/2037	155,098
	1,304	6.00%, 03/15/2038	1,470
	120,443	6.00%, 06/15/2038	136,818
	287,292	6.00%, 08/15/2038	323,988
	283,606	6.00%, 10/15/2038	320,034
	370,281	6.00%, 11/15/2038	421,477
	233,125	6.00%, 12/15/2038	267,602
	182,809	6.00%, 01/15/2039	206,013
	6,259	6.00%, 03/15/2039	7,062
	956,618	6.00%, 04/15/2039	1,101,033
	533,364	6.00%, 08/15/2039	601,367
	39,500	6.00%, 09/15/2039	45,157
	135,029	6.00%, 11/15/2039	152,151
	99,536	6.00%, 03/15/2040	112,232
	30,745	6.00%, 06/15/2040	34,694
	276,748	6.00%, 12/15/2040	311,927
	993,890	6.00%, 06/15/2041	1,120,305
	2,200,000	6.00%, 05/01/2046(15)	2,476,633
	16,868	6.50%, 09/15/2028	19,307
	2,971	6.50%, 10/15/2028	3,401
	5,590	6.50%, 12/15/2028	6,398
	72,631	6.50%, 05/15/2029	86,221
	105,759	6.50%, 08/15/2031	121,157
	16,941	6.50%, 09/15/2031	19,391
	63,321	6.50%, 10/15/2031	72,480
	187,807	6.50%, 11/15/2031	214,971
	55,906	6.50%, 01/15/2032	64,323

The accompanying notes are an integral part of these financial statements.

204

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		GNMA - 8.9% - (continued)
$	34,119	6.50%, 03/15/2032	$39,130
	8,174	6.50%, 04/15/2032	9,356
	50,214	6.50%, 07/15/2032	57,476

			173,267,624

		Total U.S. Government Agencies (cost $863,166,972)	$868,473,508

U.S. GOVERNMENT SECURITIES - 8.6%
		U.S. Treasury Securities - 8.6%
		U.S. Treasury Bonds - 6.7%
	68,137,149	0.25%, 01/15/2025(7)	$68,981,777
	16,530,000	2.50%, 02/15/2045(16)	15,969,534
	7,800,000	2.50%, 02/15/2046	7,537,054
	6,525,000	2.88%, 08/15/2045	6,808,172
	3,440,000	3.00%, 11/15/2044(16)	3,681,739
	9,045,000	3.00%, 05/15/2045(16)	9,677,092
	10,790,000	3.13%, 08/15/2044(16)	11,835,702
	530,000	3.38%, 05/15/2044(16)	609,148
	3,560,000	3.63%, 02/15/2044	4,282,153

			129,382,371

		U.S. Treasury Notes - 1.9%
	275,000	0.63%, 07/31/2017(16)	274,882
	2,050,000	0.88%, 04/30/2017(16)	2,055,525
	91,000	1.50%, 12/31/2018(16)	92,504
	29,413,000	2.25%, 11/15/2025(16)	30,530,929
	4,700,000	3.13%, 04/30/2017(16)(17)	4,815,479

			37,769,319

		Total U.S. Government Securities (cost $162,244,077)	$167,151,690

PREFERRED STOCKS - 0.1%
		Banks - 0.0%
	469	U.S. Bancorp Series A	382,233

		Diversified Financials - 0.1%
	20,000	Citigroup Capital XIII	523,000
	2,700	Discover Financial Services Series B	71,415

			594,415

		Total Preferred Stocks (cost $956,685)	$976,648

		Total Long-Term Investments (cost $2,463,355,220)	$2,481,609,813

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.0%
	Other Investment Pools & Funds - 4.0%
78,370,034	Federated Prime Obligations Fund	$78,370,034

	Total Short-Term Investments (cost $78,370,034)	$78,370,034

Total Investments Excluding Purchased Options (cost $2,541,725,254)	131.8%	$2,559,979,847

Total Purchased Options (cost $419,068)	0.1%	$382,366

Total Investments (cost $2,542,144,322)^	131.9%	$2,560,362,213
Other Assets and Liabilities	(31.9)%	(618,522,537)

Total Net Assets	100.0%	$1,941,839,676

The accompanying notes are an integral part of these financial statements.

205

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$45,201,260
Unrealized Depreciation	(26,983,369)

Net Unrealized Appreciation	$18,217,891

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $483,916,164, which represents 24.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Securities disclosed are interest-only strip.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $35,640,652, which represents 1.8% of total net assets.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $450,804, which rounds to zero percent of total net assets.

(11)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	Securities disclosed are principal-only strip.

(14)	Security is a zero-coupon bond.

(15)	Represents or includes a TBA transaction.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

206

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.78 BRL per USD	06/30/16	USD	1,640,457	$14,680	$74,099	$(59,419)

Puts
CNH Put/JPY Call	GSC	16.76 JPY per CNH	07/21/16	CNH	12,804,000	$76,390	$48,617	$27,773
USD Put/INR Call	GSC	66.35 INR per USD	05/04/16	USD	7,891,000	10,803	59,104	(48,301)
USD Put/RUB Call	BOA	66.44 RUB per USD	05/12/16	USD	1,880,000	53,646	48,354	5,292
USD Put/RUB Call	GSC	66.02 RUB per USD	05/19/16	USD	1,879,000	49,341	48,854	487
USD Put/TRY Call	GSC	2.85 TRY per USD	05/05/16	USD	8,311,000	140,157	94,081	46,076
USD Put/ZAR Call	BOA	14.32 ZAR per USD	05/19/16	USD	2,173,000	37,349	45,958	(8,609)

Total Puts					34,938,000	$367,686	$344,968	$22,718

Total purchased option contracts					36,578,457	$382,366	$419,067	$(36,701)

Written option contracts:
Puts
USD Put/INR Call	BOA	66.35 USD per INR	05/04/16	USD	(3,945,000)	$(5,401)	$(8,403)	$3,002

Total written option contracts					(3,945,000)	$(5,401)	$(8,403)	$3,002

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	233	06/30/2016	$50,921,832	$50,939,625	$17,793
U.S. Treasury 5-Year Note Future	3,026	06/30/2016	366,954,358	365,885,955	(1,068,403)
U.S. Treasury Long Bond Future	233	06/21/2016	38,177,209	38,051,812	(125,397)

Total					$(1,176,007)

Short position contracts:
U.S. 10-Year Ultra Future	11	06/21/2016	$1,542,398	$1,546,187	$(3,789)
U.S. Treasury 10-Year Note Future	1,821	06/21/2016	237,408,622	236,843,813	564,809
U.S. Treasury Ultra Long Term Bond Future	28	06/21/2016	4,812,216	4,797,625	14,591

Total					$575,611

Total futures contracts					$(600,396)

TBA Sale Commitments Outstanding at April 30, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$26,700,000	06/01/2046	$(27,253,705)	$28,651
FHLMC, 5.00%	1,075,000	05/01/2046	(1,182,064)	(3,763)
FHLMC, 5.50%	1,800,000	05/01/2046	(2,003,176)	(3,207)
FNMA, 3.50%	2,400,000	05/01/2031	(2,537,437)	(5,063)
FNMA, 4.00%	15,300,000	05/01/2046	(16,344,402)	(4,481)
FNMA, 4.50%	12,500,000	05/01/2046	(13,609,863)	(24,698)
FNMA, 5.50%	5,700,000	05/01/2046	(6,383,333)	(5,568)
FNMA, 6.00%	2,000,000	05/01/2046	(2,279,610)	703

Total (proceeds $71,576,164)			$(71,593,590)	$(17,426)

At April 30, 2016, the aggregate market value of these securities represents (3.7)% of total net assets.

The accompanying notes are an integral part of these financial statements.

207

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	116,689	(0.32)%	07/25/45	$65,931	$—	$23,397	$(42,534)
ABX.HE.AA.06-1	BCLY	USD	130,154	(0.32)%	07/25/45	73,538	—	26,096	(47,442)
ABX.HE.AA.06-1	BCLY	USD	808,748	(0.32)%	07/25/45	245,657	—	162,157	(83,500)
ABX.HE.AAA.06-1	CSI	USD	52,754	(0.18)%	07/25/45	791	—	1,177	386
ABX.HE.AAA.06-1	JPM	USD	1,918	(0.18)%	07/25/45	46	—	43	(3)
ABX.HE.AAA.06-1	JPM	USD	1,918	(0.18)%	07/25/45	47	—	43	(4)
ABX.HE.AAA.06-1	JPM	USD	5,755	(0.18)%	07/25/45	216	—	128	(88)
ABX.HE.AAA.06-1	MSC	USD	11,510	(0.18)%	07/25/45	374	—	257	(117)
ABX.HE.AAA.06-1	BCLY	USD	73,468	(0.18)%	07/25/45	6,842	—	1,640	(5,202)
ABX.HE.AAA.06-1	GSC	USD	98,794	(0.18)%	07/25/45	8,891	—	2,204	(6,687)
ABX.HE.AAA.06-1	BCLY	USD	78,652	(0.18)%	07/25/45	9,061	—	1,755	(7,306)
ABX.HE.AAA.06-2	JPM	USD	227,412	(0.11)%	05/25/46	29,881	—	26,884	(2,997)
ABX.HE.AAA.07-1	MSC	USD	1,111,911	(0.09)%	08/25/37	256,154	—	277,875	21,721
ABX.HE.AAA.07-1	GSC	USD	833,934	(0.09)%	08/25/37	197,817	—	208,406	10,589
ABX.HE.AAA.07-1	MSC	USD	411,255	(0.09)%	08/25/37	99,776	—	102,776	3,000
ABX.HE.AAA.07-1	GSC	USD	190,396	(0.09)%	08/25/37	44,933	—	47,582	2,649
ABX.HE.AAA.07-1	JPM	USD	60,927	(0.09)%	08/25/37	14,715	—	15,226	511
ABX.HE.AAA.07-1	JPM	USD	57,119	(0.09)%	08/25/37	14,054	—	14,274	220
ABX.HE.AAA.07-1	JPM	USD	60,927	(0.09)%	08/25/37	16,618	—	15,226	(1,392)
ABX.HE.AAA.07-1	CSI	USD	1,808,760	(0.09)%	08/25/37	493,335	—	452,022	(41,313)
ABX.HE.PENAAA.06-2	BCLY	USD	84,497	(0.11)%	05/25/46	13,836	—	9,989	(3,847)
ABX.HE.PENAAA.06-2	JPM	USD	717,703	(0.11)%	05/25/46	169,333	—	84,844	(84,489)
ABX.HE.PENAAA.06-2	MSC	USD	716,659	(0.11)%	05/25/46	173,790	—	84,721	(89,069)
ABX.HE.PENAAA.06-2	JPM	USD	750,041	(0.11)%	05/25/46	196,886	—	88,667	(108,219)
ABX.HE.PENAAA.06-2	GSC	USD	1,367,599	(0.11)%	05/25/46	341,900	—	161,673	(180,227)
CDX.EM.25	BCLY	USD	39,914,000	(1.00)%	06/20/21	3,311,640	—	3,307,772	(3,868)
CMBX.NA.A.7	JPM	USD	1,520,000	(2.00)%	01/17/47	—	(30,497)	98,608	129,105
CMBX.NA.A.7	BCLY	USD	420,000	(2.00)%	01/17/47	—	(2,371)	27,247	29,618
CMBX.NA.A.7	JPM	USD	30,000	(2.00)%	01/17/47	—	(56)	1,946	2,002
CMBX.NA.A.7	JPM	USD	35,000	(2.00)%	01/17/47	485	—	2,270	1,785
CMBX.NA.AA.2	CSI	USD	1,364,537	(0.15)%	03/15/49	405,235	—	473,114	67,879
CMBX.NA.AA.2	GSC	USD	1,807,794	(0.15)%	03/15/49	562,208	—	626,800	64,592
CMBX.NA.AA.2	CSI	USD	173,826	(0.15)%	03/15/49	51,922	—	60,292	8,370
CMBX.NA.AA.2	CSI	USD	143,407	(0.15)%	03/15/49	44,664	—	49,722	5,058
CMBX.NA.AA.2	GSC	USD	551,899	(0.15)%	03/15/49	191,385	—	191,355	(30)
CMBX.NA.AA.2	GSC	USD	404,146	(0.15)%	03/15/49	141,918	—	140,178	(1,740)
CMBX.NA.AA.2	BOA	USD	1,438,413	(0.15)%	03/15/49	543,502	—	498,914	(44,588)
CMBX.NA.AA.2	BOA	USD	1,729,572	(0.15)%	03/15/49	653,515	—	599,902	(53,613)
CMBX.NA.AA.7	CSI	USD	2,935,000	(1.50)%	01/17/47	—	(14,808)	120,112	134,920
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50)%	01/17/47	—	(10,479)	48,495	58,974
CMBX.NA.AA.7	CSI	USD	1,170,000	(1.50)%	01/17/47	4,477	—	47,881	43,404
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50)%	01/17/47	5,355	—	48,495	43,140
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50)%	01/17/47	6,234	—	48,495	42,261
CMBX.NA.AA.7	MSC	USD	760,000	(1.50)%	01/17/47	—	(8,722)	31,102	39,824
CMBX.NA.AA.7	MSC	USD	805,000	(1.50)%	01/17/47	—	(6,755)	32,944	39,699
CMBX.NA.AA.7	CSI	USD	700,000	(1.50)%	01/17/47	—	(7,494)	28,647	36,141
CMBX.NA.AA.7	BOA	USD	350,000	(1.50)%	01/17/47	—	(3,747)	14,324	18,071
CMBX.NA.AA.7	CSI	USD	220,000	(1.50)%	01/17/47	—	(52)	9,003	9,055
CMBX.NA.AA.7	CSI	USD	180,000	(1.50)%	01/17/47	—	(1,075)	7,367	8,442
CMBX.NA.AA.7	CSI	USD	230,000	(1.50)%	01/17/47	3,342	—	9,413	6,071
CMBX.NA.AA.7	MSC	USD	850,000	(1.50)%	01/17/47	59,157	—	34,786	(24,371)
CMBX.NA.AA.8	BCLY	USD	925,000	(1.50)%	10/17/57	40,801	—	57,702	16,901
CMBX.NA.AJ.2	GSC	USD	2,953,764	(1.09)%	03/15/49	213,175	—	354,779	141,604
CMBX.NA.AJ.2	CSI	USD	1,712,116	(1.09)%	03/15/49	135,327	—	205,643	70,316
CMBX.NA.AJ.2	DEUT	USD	1,935,225	(1.09)%	03/15/49	167,935	—	232,441	64,506

The accompanying notes are an integral part of these financial statements.

208

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.2	GSC	USD	785,730	(1.09)%	03/15/49	$56,707	$—	$94,375	$37,668
CMBX.NA.AJ.2	CBK	USD	805,131	(1.09)%	03/15/49	67,312	—	96,705	29,393
CMBX.NA.AJ.2	DEUT	USD	155,206	(1.09)%	03/15/49	11,519	—	18,642	7,123
CMBX.NA.AJ.2	JPM	USD	63,052	(1.09)%	03/15/49	5,143	—	7,573	2,430
CMBX.NA.AJ.2	DEUT	USD	63,052	(1.09)%	03/15/49	5,380	—	7,574	2,194
CMBX.NA.AJ.3	MLI	USD	1,116,599	(1.47)%	12/13/49	213,298	—	311,425	98,127
CMBX.NA.AJ.3	GSC	USD	950,089	(1.47)%	12/13/49	174,380	—	264,984	90,604
CMBX.NA.AJ.3	GSC	USD	1,395,749	(1.47)%	12/13/49	301,369	—	389,281	87,912
CMBX.NA.AJ.3	GSC	USD	910,910	(1.47)%	12/13/49	171,424	—	254,057	82,633
CMBX.NA.AJ.4	MSC	USD	4,057,726	(0.96)%	02/17/51	728,779	—	1,076,366	347,587
CMBX.NA.AJ.4	CSI	USD	1,406,876	(0.96)%	02/17/51	253,048	—	373,193	120,145
CMBX.NA.AJ.4	MSC	USD	1,239,038	(0.96)%	02/17/51	208,641	—	328,671	120,030
CMBX.NA.AJ.4	GSC	USD	1,056,391	(0.96)%	02/17/51	173,901	—	280,222	106,321
CMBX.NA.AJ.4	DEUT	USD	1,273,593	(0.96)%	02/17/51	238,223	—	337,838	99,615
CMBX.NA.AJ.4	CBK	USD	944,828	(0.96)%	02/17/51	171,610	—	250,628	79,018
CMBX.NA.AJ.4	MSC	USD	368,256	(0.96)%	02/17/51	71,414	—	97,685	26,271
CMBX.NA.AJ.4	MSC	USD	1,851,152	(0.96)%	02/17/51	723,691	—	491,043	(232,648)
CMBX.NA.AM.2	MSC	USD	2,367,938	(0.50)%	03/15/49	11,528	—	13,270	1,742
CMBX.NA.AM.2	JPM	USD	179,637	(0.50)%	03/15/49	1,275	—	1,007	(268)
CMBX.NA.AM.2	JPM	USD	187,802	(0.50)%	03/15/49	2,863	—	1,053	(1,810)
CMBX.NA.AM.2	JPM	USD	436,844	(0.50)%	03/15/49	5,432	—	2,448	(2,984)
CMBX.NA.AM.2	JPM	USD	257,207	(0.50)%	03/15/49	8,115	—	1,441	(6,674)
CMBX.NA.AM.2	MSC	USD	473,588	(0.50)%	03/15/49	23,374	—	2,654	(20,720)
CMBX.NA.AM.2	DEUT	USD	2,449,591	(0.50)%	03/15/49	140,851	—	13,727	(127,124)
CMBX.NA.AM.2	CSI	USD	2,449,591	(0.50)%	03/15/49	150,037	—	13,728	(136,309)
CMBX.NA.AM.4	CBK	USD	520,000	(0.50)%	02/17/51	11,623	—	15,015	3,392
CMBX.NA.AM.4	CSI	USD	40,000	(0.50)%	02/17/51	1,097	—	1,155	58
CMBX.NA.AM.4	JPM	USD	40,000	(0.50)%	02/17/51	1,868	—	1,155	(713)
CMBX.NA.AM.4	JPM	USD	100,000	(0.50)%	02/17/51	4,063	—	2,887	(1,176)
CMBX.NA.AM.4	JPM	USD	60,000	(0.50)%	02/17/51	4,667	—	1,732	(2,935)
CMBX.NA.AM.4	MSC	USD	105,000	(0.50)%	02/17/51	10,579	—	3,032	(7,547)
CMBX.NA.AM.4	MSC	USD	1,105,000	(0.50)%	02/17/51	247,644	—	31,907	(215,737)
CMBX.NA.AS.6	CSI	USD	1,330,000	(1.00)%	05/11/63	—	(2,595)	22,581	25,176
CMBX.NA.AS.6	CSI	USD	3,165,000	(1.00)%	05/11/63	40,865	—	53,735	12,870
CMBX.NA.AS.6	CSI	USD	245,000	(1.00)%	05/11/63	1,026	—	4,160	3,134
CMBX.NA.AS.6	CSI	USD	100,000	(1.00)%	05/11/63	805	—	1,698	893
CMBX.NA.AS.6	CSI	USD	105,000	(1.00)%	05/11/63	1,612	—	1,783	171
CMBX.NA.AS.7	CSI	USD	660,000	(1.00)%	01/17/47	3,419	—	17,125	13,706
CMBX.NA.AS.7	CSI	USD	780,000	(1.00)%	01/17/47	13,106	—	20,237	7,131
CMBX.NA.AS.7	CSI	USD	1,560,000	(1.00)%	01/17/47	35,247	—	40,475	5,228
CMBX.NA.AS.7	CBK	USD	1,445,000	(1.00)%	01/17/47	32,513	—	37,492	4,979
CMBX.NA.AS.7	CSI	USD	120,000	(1.00)%	01/17/47	944	—	3,113	2,169
CMBX.NA.AS.7	CSI	USD	50,000	(1.00)%	01/17/47	778	—	1,298	520
CMBX.NA.AS.7	CSI	USD	50,000	(1.00)%	01/17/47	1,122	—	1,298	176
CMBX.NA.AS.8	DEUT	USD	730,000	(1.00)%	10/17/57	54,661	—	32,582	(22,079)
CMBX.NA.BBB.6	GSC	USD	1,645,000	(3.00)%	05/11/63	105,733	—	94,619	(11,114)
CMBX.NA.BBB.7	DEUT	USD	590,000	(3.00)%	01/17/47	44,322	—	48,285	3,963
CMBX.NA.BBB.7	CSI	USD	590,000	(3.00)%	01/17/47	46,109	—	48,285	2,176
CMBX.NA.BBB.7	CSI	USD	1,160,000	(3.00)%	01/17/47	95,960	—	94,933	(1,027)
CMBX.NA.BBB.7	DEUT	USD	600,000	(3.00)%	01/17/47	58,813	—	49,103	(9,710)
CMBX.NA.BBB.7	CSI	USD	1,695,000	(3.00)%	01/17/47	156,391	—	138,716	(17,675)
CMBX.NA.BBB.7	GSC	USD	1,635,000	(3.00)%	01/17/47	156,855	—	133,806	(23,049)
CMBX.NA.BBB.7	DEUT	USD	625,000	(3.00)%	01/17/47	79,922	—	51,149	(28,773)
CMBX.NA.BBB.7	GSC	USD	595,000	(3.00)%	01/17/47	85,344	—	48,693	(36,651)
CMBX.NA.BBB.7	MSC	USD	885,000	(3.00)%	01/17/47	110,194	—	72,427	(37,767)

Total						$14,343,295	$(88,651)	$15,022,877	$768,233

The accompanying notes are an integral part of these financial statements.

209

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection:
CMBX.NA.A.2	JPM	USD	22,337	0.25%	03/15/49	$—	$(14,079)	$(14,541)	$(462)
CMBX.NA.A.2	DEUT	USD	26,059	0.25%	03/15/49	—	(15,632)	(16,964)	(1,332)
CMBX.NA.A.2	BOA	USD	52,119	0.25%	03/15/49	—	(32,185)	(33,940)	(1,755)
CMBX.NA.A.2	MLI	USD	204,751	0.25%	03/15/49	—	(127,003)	(133,335)	(6,332)
CMBX.NA.A.2	MSC	USD	308,989	0.25%	03/15/49	—	(190,489)	(201,215)	(10,726)
CMBX.NA.A.2	MSC	USD	342,493	0.25%	03/15/49	—	(210,443)	(223,035)	(12,592)
CMBX.NA.A.2	GSC	USD	342,493	0.25%	03/15/49	—	(209,907)	(223,035)	(13,128)
CMBX.NA.A.2	BOA	USD	469,067	0.25%	03/15/49	—	(288,121)	(305,359)	(17,238)
CMBX.NA.A.2	MLI	USD	677,541	0.25%	03/15/49	—	(420,266)	(441,075)	(20,809)
CMBX.NA.A.2	MLI	USD	666,373	0.25%	03/15/49	—	(412,762)	(433,805)	(21,043)
CMBX.NA.A.2	GSC	USD	711,046	0.25%	03/15/49	—	(439,739)	(462,885)	(23,146)
CMBX.NA.A.2	MSC	USD	684,987	0.25%	03/15/49	—	(421,151)	(445,921)	(24,770)
CMBX.NA.A.2	CSI	USD	1,031,203	0.25%	03/15/49	—	(640,486)	(671,306)	(30,820)
CMBX.NA.A.2	BOA	USD	796,669	0.25%	03/15/49	—	(440,881)	(518,626)	(77,745)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	15,795	—	(57,320)	(73,115)
CMBX.NA.AAA.6	JPM	USD	20,169,000	0.50%	05/11/63	—	(834,030)	(310,922)	523,108
CMBX.NA.AAA.6	CSI	USD	7,485,000	0.50%	05/11/63	—	(336,077)	(115,388)	220,689
CMBX.NA.AAA.6	JPM	USD	5,465,000	0.50%	05/11/63	—	(174,335)	(84,247)	90,088
CMBX.NA.AAA.6	UBS	USD	4,450,000	0.50%	05/11/63	—	(144,587)	(68,600)	75,987
CMBX.NA.AAA.6	MLI	USD	3,920,000	0.50%	05/11/63	—	(129,807)	(60,430)	69,377
CMBX.NA.AAA.6	MLI	USD	3,825,000	0.50%	05/11/63	—	(128,275)	(58,965)	69,310
CMBX.NA.AAA.6	MLI	USD	4,011,000	0.50%	05/11/63	—	(129,810)	(61,833)	67,977
CMBX.NA.AAA.6	UBS	USD	3,295,000	0.50%	05/11/63	—	(87,785)	(50,795)	36,990
CMBX.NA.AAA.6	MLI	USD	1,915,000	0.50%	05/11/63	—	(65,910)	(29,522)	36,388
CMBX.NA.AAA.6	MLI	USD	4,600,000	0.50%	05/11/63	—	(106,936)	(70,913)	36,023
CMBX.NA.AAA.6	CSI	USD	1,115,000	0.50%	05/11/63	—	(41,369)	(17,189)	24,180
CMBX.NA.AAA.6	GSC	USD	1,230,000	0.50%	05/11/63	—	(39,783)	(18,962)	20,821
CMBX.NA.AAA.6	DEUT	USD	1,050,000	0.50%	05/11/63	—	(35,852)	(16,187)	19,665
CMBX.NA.AAA.6	CSI	USD	2,200,000	0.50%	05/11/63	—	(52,502)	(33,915)	18,587
CMBX.NA.AAA.6	CSI	USD	2,200,000	0.50%	05/11/63	—	(52,437)	(33,914)	18,523
CMBX.NA.AAA.6	MSC	USD	2,105,000	0.50%	05/11/63	—	(49,615)	(32,451)	17,164
CMBX.NA.AAA.6	MSC	USD	895,000	0.50%	05/11/63	—	(30,560)	(13,798)	16,762
CMBX.NA.AAA.6	MSC	USD	665,000	0.50%	05/11/63	—	(22,412)	(10,252)	12,160
CMBX.NA.AAA.6	MLI	USD	1,434,000	0.50%	05/11/63	—	(34,180)	(22,107)	12,073
CMBX.NA.AAA.6	GSC	USD	550,000	0.50%	05/11/63	—	(18,768)	(8,479)	10,289
CMBX.NA.AAA.6	MSC	USD	890,000	0.50%	05/11/63	—	(21,213)	(13,720)	7,493
CMBX.NA.AAA.6	GSC	USD	410,000	0.50%	05/11/63	—	(13,697)	(6,320)	7,377
CMBX.NA.AAA.6	CBK	USD	1,240,000	0.50%	05/11/63	—	(24,843)	(19,115)	5,728
CMBX.NA.AAA.6	GSC	USD	11,600,000	0.50%	05/11/63	—	(136,046)	(178,824)	(42,778)
CMBX.NA.BB.6	CSI	USD	3,615,000	5.00%	05/11/63	—	(424,643)	(329,116)	95,527
CMBX.NA.BB.6	CSI	USD	1,237,000	5.00%	05/11/63	20,587	—	(112,555)	(133,142)
CMBX.NA.BB.8	GSC	USD	1,775,000	5.00%	10/17/57	—	(601,962)	(389,788)	212,174
CMBX.NA.BB.8	MSC	USD	1,775,000	5.00%	10/17/57	—	(549,604)	(389,788)	159,816
CMBX.NA.BB.8	GSC	USD	1,775,000	5.00%	10/17/57	—	(537,360)	(389,788)	147,572
CMBX.NA.BB.8	CSI	USD	115,000	5.00%	10/17/57	—	(8,181)	(25,254)	(17,073)
CMBX.NA.BB.8	CSI	USD	600,000	5.00%	10/17/57	—	(107,042)	(131,760)	(24,718)
CMBX.NA.BB.8	GSC	USD	465,000	5.00%	10/17/57	—	(75,947)	(102,114)	(26,167)
CMBX.NA.BB.8	CSI	USD	440,000	5.00%	10/17/57	—	(64,543)	(96,624)	(32,081)
CMBX.NA.BB.8	GSC	USD	600,000	5.00%	10/17/57	—	(97,048)	(131,759)	(34,711)
CMBX.NA.BB.8	MLI	USD	400,000	5.00%	10/17/57	—	(48,757)	(87,840)	(39,083)
CMBX.NA.BB.8	CSI	USD	425,000	5.00%	10/17/57	—	(50,577)	(93,330)	(42,753)
CMBX.NA.BB.8	CSI	USD	595,000	5.00%	10/17/57	—	(87,279)	(130,661)	(43,382)
CMBX.NA.BB.8	CSI	USD	565,000	5.00%	10/17/57	—	(68,869)	(124,073)	(55,204)
CMBX.NA.BB.8	CSI	USD	375,000	5.00%	10/17/57	—	(23,174)	(82,350)	(59,176)
CMBX.NA.BB.8	CSI	USD	460,000	5.00%	10/17/57	—	(33,850)	(101,016)	(67,166)
CMBX.NA.BB.8	JPM	USD	460,000	5.00%	10/17/57	—	(33,850)	(101,016)	(67,166)

The accompanying notes are an integral part of these financial statements.

210

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.8	MLI	USD	885,000	5.00%	10/17/57	$—	$(114,244)	$(194,345)	$(80,101)
CMBX.NA.BB.8	GSC	USD	885,000	5.00%	10/17/57	—	(105,158)	(194,345)	(89,187)
CMBX.NA.BB.8	BCLY	USD	885,000	5.00%	10/17/57	—	(102,779)	(194,345)	(91,566)
CMBX.NA.BB.8	BCLY	USD	925,000	5.00%	10/17/57	—	(110,566)	(203,129)	(92,563)
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	—	(108,934)	(203,129)	(94,195)
CMBX.NA.BB.8	MSC	USD	925,000	5.00%	10/17/57	—	(107,310)	(203,129)	(95,819)
CMBX.NA.BB.8	MLI	USD	905,000	5.00%	10/17/57	—	(83,704)	(198,737)	(115,033)
CMBX.NA.BB.8	CSI	USD	1,175,000	5.00%	10/17/57	—	(140,422)	(258,029)	(117,607)
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	—	(77,654)	(203,129)	(125,475)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	—	(77,623)	(241,559)	(163,936)
CMBX.NA.BB.8	CSI	USD	1,850,000	5.00%	10/17/57	—	(223,261)	(406,258)	(182,997)
CMBX.NA.BB.8	BCLY	USD	1,120,000	5.00%	10/17/57	—	(59,754)	(245,951)	(186,197)
CMBX.NA.BB.8	BCLY	USD	1,255,000	5.00%	10/17/57	—	(76,436)	(275,597)	(199,161)
CMBX.NA.BB.8	BCLY	USD	2,025,000	5.00%	10/17/57	—	(229,106)	(444,688)	(215,582)
CMBX.NA.BB.9	GSC	USD	885,000	5.00%	09/15/58	—	(248,998)	(224,126)	24,872
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	—	(123,796)	(111,430)	12,366
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	—	(122,727)	(111,430)	11,297
CMBX.NA.BB.9	MLI	USD	440,000	5.00%	09/17/58	—	(125,068)	(111,430)	13,638
CMBX.NA.BB.9	JPM	USD	470,000	5.00%	09/17/58	—	(130,001)	(119,027)	10,974
CMBX.NA.BB.9	MLI	USD	435,000	5.00%	09/17/58	—	(120,320)	(110,164)	10,156
PrimeX.ARM.2	MSC	USD	1,717,595	4.58%	12/25/37	—	(126,050)	72,640	198,690
PrimeX.ARM.2	JPM	USD	143,646	4.58%	12/25/37	4,374	—	6,075	1,701
PrimeX.ARM.2	JPM	USD	60,537	4.58%	12/25/37	1,750	—	2,561	811
PrimeX.ARM.2	MSC	USD	85,162	4.58%	12/25/37	2,845	—	3,602	757
PrimeX.ARM.2	JPM	USD	58,484	4.58%	12/25/37	1,710	—	2,466	756
PrimeX.ARM.2	JPM	USD	46,172	4.58%	12/25/37	1,228	—	1,946	718

Total						$48,289	$(12,000,570)	$(12,502,729)	$(550,448)

Total traded indices						$14,391,584	$(12,089,221)	$2,520,148	$217,785

Credit default swaps on single-name issues:
Buy protection:
Marathon Oil Corp.	JPM	USD	165,000	(1.00)%/3.61%	06/20/20	$36,410	$—	$16,000	$(20,410)

Credit default swaps on single-name issues:
Sell protection:
Brazilian Government International Bond	GSC	USD	2,820,000	1.00%/3.33%	06/20/21	$—	$(336,763)	$(304,409)	$32,354
Republic of South Africa	GSC	USD	2,695,000	1.00%/2.63%	12/20/20	—	(256,572)	(187,064)	69,508

Total						$—	$(593,335)	$(491,473)	$101,862

Total single-name issues						$36,410	$(593,335)	$(475,473)	$81,452

Total OTC contracts						$14,427,994	$(12,682,556)	$2,044,675	$299,237

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

211

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	52,443,000	(5.00)%	06/20/21	$(1,016,836)	$(1,686,793)	$(669,957)
CDX.NA.IG.26	USD	34,764,000	(1.00)%	06/20/21	332,543	401,381	68,838
ITRAXX.EUR.25	EUR	26,519,000	(1.00)%	06/20/21	(439,781)	(439,596)	185
ITRAXX.XOV.24	EUR	3,350,000	(5.00)%	12/20/20	(184,418)	(278,414)	(93,996)

Total					$(1,308,492)	$(2,003,422)	$(694,930)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.300% based on the notional amount of currency delivered	09/21/21	GSC	USD 4,048,496	CNY 26,380,000	$—	$(27,146)	$(19,667)	$7,479
Fixed Rate equal to 3.300% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	GSC	CNY 26,380,000	USD 4,048,496	27,146	—	(184,325)	(211,471)

Total						$27,146	$(27,146)	$(203,992)	$(203,992)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.81% Fixed	CPURNSA	USD	29,435,000	09/22/25	$—	$—	$(70,005)	$(70,005)
BOA	1.82% Fixed	CPURNSA	USD	22,955,000	09/22/25	—	—	(67,514)	(67,514)

Total						$—	$—	$(137,519)	$(137,519)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	1.63% Fixed	USD	68,288,000	06/15/26	$—	$—	$584,418	$584,418

The accompanying notes are an integral part of these financial statements.

212

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	07/05/16	GSC	$2,394,743	$2,577,184	$(182,441)
BRL	Sell	08/17/16	MSC	9,105,732	9,650,246	(544,514)
CNY	Buy	07/28/16	JPM	1,674,111	1,613,185	(60,926)
CNY	Sell	07/28/16	GSC	299,620	302,809	(3,189)
CNY	Sell	07/28/16	DEUT	1,293,627	1,310,377	(16,750)
EUR	Buy	03/15/17	CBK	1,320,900	1,378,513	57,613
EUR	Buy	03/15/17	UBS	934,495	944,108	9,613
EUR	Buy	03/15/17	BOA	796,404	805,098	8,694
EUR	Buy	03/15/17	BOA	606,985	613,960	6,975
EUR	Sell	05/11/16	GSC	1,993,353	2,004,481	(11,128)
EUR	Sell	05/31/16	SSG	16,940,826	17,185,325	(244,499)
EUR	Sell	03/15/17	BOA	3,472,479	3,741,679	(269,200)
GBP	Sell	05/31/16	CBK	2,988,404	3,002,892	(14,488)
GBP	Sell	06/15/16	WEST	1,309,588	1,345,899	(36,311)
IDR	Buy	05/18/16	GSC	1,617,735	1,890,198	272,463
IDR	Buy	09/21/16	GSC	5,409,450	5,427,325	17,875
IDR	Sell	05/18/16	BCLY	876,134	956,442	(80,308)
IDR	Sell	05/18/16	JPM	852,988	933,755	(80,767)
IDR	Sell	09/21/16	SCB	1,343,929	1,356,831	(12,902)
IDR	Sell	09/21/16	DEUT	1,341,960	1,356,832	(14,872)
IDR	Sell	09/21/16	HSBC	2,698,748	2,713,663	(14,915)
MXN	Buy	06/15/16	RBC	1,008,612	1,020,723	12,111
MXN	Buy	06/15/16	SSG	205,454	208,229	2,775
MXN	Sell	06/15/16	SCB	1,174,764	1,228,953	(54,189)
PEN	Buy	06/15/16	SSG	956,970	983,537	26,567
PEN	Sell	06/15/16	SSG	21,752	22,718	(966)
PEN	Sell	06/15/16	CIB	259,546	273,827	(14,281)
PEN	Sell	06/15/16	JPM	652,380	686,991	(34,611)
RON	Sell	06/15/16	JPM	3,782,286	3,875,392	(93,106)
THB	Buy	06/15/16	MSC	2,776,550	2,810,435	33,885
THB	Buy	06/15/16	BOA	1,702,459	1,722,505	20,046
THB	Sell	06/15/16	SCB	4,437,542	4,532,941	(95,399)
TRY	Buy	06/15/16	BOA	3,858,854	4,010,127	151,273
TRY	Sell	05/04/16	CSFB	9,335,115	9,665,775	(330,660)
TRY	Sell	06/15/16	BOA	3,855,810	4,010,127	(154,317)
UYU	Sell	06/30/16	HSBC	221,424	221,424	—
UYU	Sell	06/30/16	HSBC	1,015,030	1,015,030	—
UYU	Sell	06/30/16	HSBC	1,021,858	1,021,858	—
UYU	Sell	06/30/16	HSBC	2,047,451	2,047,451	—
ZAR	Buy	06/15/16	BNP	912,964	960,151	47,187
ZAR	Sell	06/15/16	GSC	837,775	960,150	(122,375)

Total						$(1,820,037)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

213

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RON	New Romanian Leu
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

214

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$631,372,135	$—	$631,372,135	$—
Corporate Bonds	646,944,445	—	646,944,445	—
Foreign Government Obligations	47,870,453	—	47,870,453	—
Municipal Bonds	20,626,574	—	20,626,574	—
Senior Floating Rate Interests	98,194,360	—	98,194,360	—
U.S. Government Agencies	868,473,508	—	868,473,508	—
U.S. Government Securities	167,151,690	—	167,151,690	—
Preferred Stocks	976,648	976,648	—	—
Short-Term Investments	78,370,034	78,370,034	—	—
Purchased Options	382,366	—	382,366	—
Foreign Currency Contracts(2)	667,077	—	667,077	—
Futures Contracts(2)	597,193	597,193	—	—
Swaps - Credit Default(2)	5,034,837	—	5,034,837	—
Swaps - Cross Currency(2)	7,479	—	7,479	—
Swaps - Interest Rate(2)	584,418	—	584,418	—

Total	$2,567,253,217	$79,943,875	$2,487,309,342	$—

Liabilities
Foreign Currency Contracts(2)	$(2,487,114)	$—	$(2,487,114)	$—
Futures Contracts(2)	(1,197,589)	(1,197,589)	—	—
Swaps - Credit Default(2)	(5,430,531)	—	(5,430,531)	—
Swaps - Cross Currency(2)	(211,471)	—	(211,471)	—
Swaps - Interest Rate(2)	(137,519)	—	(137,519)	—
TBA Sale Commitments	(71,593,590)	—	(71,593,590)	—
Written Options	(5,401)	—	(5,401)	—

Total	$(81,063,215)	$(1,197,589)	$(79,865,626)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$2,775,058	$2,775,058
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(2,775,058)	(2,775,058)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

215

The Hartford Unconstrained Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5%
		Asset-Backed - Finance & Insurance - 15.4%
		Apidos CLO
$	415,000	2.06%, 07/18/2027(1)(2)	$412,654
	390,000	2.18%, 01/16/2027(1)(2)	390,177
		Atlas Senior Loan Fund Ltd.
	395,000	2.17%, 10/15/2026(1)(2)	393,964
	335,000	2.18%, 07/16/2026(1)(2)	333,304
	270,000	Avery Point VI CLO Ltd. 2.07%, 08/05/2027(1)(2)	268,900
	425,000	Babson CLO Ltd. 2.06%, 04/20/2027(1)(2)	423,833
	270,000	Carlyle Global Market Strategies Ltd. 2.10%, 04/27/2027(1)(2)	269,134
		Cent CLO Ltd.
	500,000	1.87%, 08/01/2024(1)(2)	499,158
	275,000	2.12%, 04/17/2026(1)(2)	273,350
	395,000	CIFC Funding Ltd. 2.11%, 05/24/2026(1)(2)	392,102
		Dryden Senior Loan Fund
	300,000	1.91%, 11/15/2023(1)(2)	299,679
	275,000	2.97%, 11/09/2025(1)(2)	274,785
	20,561	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(2)	11,456
		Galaxy CLO Ltd.
	400,000	1.88%, 04/15/2025(1)(2)	395,477
	315,000	2.19%, 01/24/2027(1)(2)	314,277
	250,000	2.73%, 07/15/2026(1)(2)	247,515
	205,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048(1)	204,961
	160,639	GSAMP Trust 0.53%, 01/25/2037(2)	94,972
	45,000	HSI Asset Securitization Corp. Trust 0.71%, 02/25/2036(2)	39,222
	45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(3)(4)	—
		Madison Park Funding Ltd.
	250,000	1.92%, 10/23/2025(1)(2)	247,715
	250,000	2.78%, 07/20/2026(1)(2)	247,621
	325,000	3.03%, 01/27/2026(1)(2)	326,793
		Magnetite CLO Ltd.
	480,000	2.06%, 07/25/2026(1)(2)	479,279
	500,000	5.13%, 01/15/2025(1)(2)	501,103
	126,994	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	127,007
	400,000	Neuberger Berman CLO Ltd. 2.09%, 08/04/2025(1)(2)	398,688
	275,000	Oaktree EIF II Ltd. 2.17%, 02/15/2026(1)(2)	274,586
	375,000	OCP CLO Ltd. 2.16%, 04/17/2027(1)(2)	373,826
		Ocwen Master Advance Receivables Trust
	488,000	3.03%, 09/17/2046(1)	487,166
	465,000	3.52%, 09/17/2046(1)	464,374
	200,000	OHA Credit Partners VII Ltd. 2.04%, 11/20/2023(1)(2)	200,465
	288,000	OHA Credit Partners VIII Ltd. 1.75%, 04/20/2025(1)(2)	283,453
	345,000	OHA Loan Funding Ltd. 2.12%, 02/15/2027(1)(2)	344,623
	420,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(1)	428,910

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Asset-Backed - Finance & Insurance - 15.4% - (continued)
$	360,000	OZLM Funding Ltd. 2.07%, 04/30/2027(1)(2)	$357,498
	325,000	Race Point CLO Ltd. 2.14%, 04/15/2027(1)(2)	322,511
	262,951	Securitized Asset Backed Receivables LLC 0.53%, 07/25/2036(2)	122,140
		Sound Point CLO Ltd.
	250,000	2.01%, 01/21/2026(1)(2)	248,256
	270,000	2.16%, 04/15/2027(1)(2)	269,249
	250,000	5.23%, 07/15/2025(1)(2)	205,738
	212,466	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	212,960
	395,000	Symphony CLO Ltd. 2.08%, 10/17/2026(1)(2)	392,048
	270,000	Venture CLO Ltd. 2.12%, 07/15/2027(1)(2)	268,768
		Voya CLO Ltd.
	255,000	2.11%, 04/18/2027(1)(2)	253,659
	350,000	3.03%, 10/14/2026(1)(2)	350,793

			13,728,149

		Asset-Backed - Home Equity - 3.0%
	64,546	Asset Backed Funding Certificates 0.66%, 01/25/2037(2)	39,410
		GSAA Home Equity Trust
	127,266	0.51%, 12/25/2046(2)	61,869
	431,562	0.52%, 02/25/2037(2)	228,828
	139,799	0.54%, 03/25/2037(2)	72,695
	31,445	0.61%, 03/25/2047(2)	15,297
	298,708	0.62%, 11/25/2036(2)	151,083
	162,793	0.68%, 11/25/2036(2)	92,886
	29,588	0.74%, 03/25/2036(2)	19,646
	141,298	0.76%, 04/25/2047(2)	86,924
	63,179	5.88%, 09/25/2036(5)	31,431
	365,733	5.99%, 06/25/2036(2)	180,006
	28,683	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(2)	24,444
	482,136	Morgan Stanley Mortgage Loan Trust 0.61%, 11/25/2036(2)	207,893
	22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(1)(3)(4)	—
	905,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	910,444
	23,757	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(5)	13,753
		Soundview Home Loan Trust
	685,063	0.68%, 07/25/2036(2)	417,190
	160,000	0.69%, 11/25/2036(2)	105,725

			2,659,524

		Commercial Mortgage - Backed Securities - 4.4%
	235,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(1)(2)	126,706
	100,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.31%, 10/12/2042(2)	98,898
		Citigroup Commercial Mortgage Trust
	40,000	4.56%, 03/10/2047(1)(2)	25,111
	30,000	5.06%, 03/10/2047(1)(2)	25,286
	40,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	39,738

The accompanying notes are an integral part of these financial statements.

216

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Commercial Mortgage - Backed Securities - 4.4% - (continued)
$	100,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	$81,743
		Commercial Mortgage Trust
	518,675	2.11%, 07/10/2046(1)(2)(6)	35,252
	15,000	3.96%, 03/10/2047	16,326
	65,000	4.73%, 10/15/2045(1)(2)	55,418
		Credit Suisse First Boston Mortgage Securities Corp.
	2,053	4.77%, 07/15/2037	2,053
	122,185	4.88%, 04/15/2037	113,682
	395,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	367,361
		GS Mortgage Securities Trust
	4,736,817	0.31%, 07/10/2046(2)(6)	36,822
	443,373	1.78%, 08/10/2044(1)(2)(6)	22,363
	90,000	3.58%, 06/10/2047(1)	52,048
	100,166	3.67%, 04/10/2047(1)	74,091
	175,000	5.03%, 04/10/2047(1)(2)	136,799
		Hilton USA Trust
	90,671	3.19%, 11/05/2030(1)(2)	90,613
	285,615	4.19%, 11/05/2030(1)(2)	284,465
	110,923	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	87,489
		JP Morgan Chase Commercial Mortgage Securities Trust
	190,000	2.73%, 10/15/2045(1)(2)	134,564
	100,000	4.81%, 10/15/2045(1)(2)	90,645
	765,000	5.50%, 08/15/2046(1)(2)	778,858
	1,762,173	JPMBB Commercial Mortgage Securities Trust 1.02%, 09/15/2047(2)(6)	71,514
	130,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.42%, 08/12/2048	132,873
	105,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	73,802
		Morgan Stanley Capital I Trust
	100,000	5.35%, 07/15/2049(1)(2)	77,116
	50,000	5.40%, 10/12/2052(1)(2)	46,450
	65,000	UBS-Barclays Commercial Mortgage Trust 4.22%, 03/10/2046(1)(2)	44,587
	160,000	VNDO Mortgage Trust 4.08%, 12/13/2029(1)(2)	162,021
	15,000	Wells Fargo Commercial Mortgage Trust 4.24%, 05/15/2048(2)	11,493
		WF-RBS Commercial Mortgage Trust
	235,599	3.02%, 11/15/2047(1)	114,586
	375,000	4.96%, 11/15/2045(1)(2)	298,877
	45,000	5.00%, 06/15/2044(1)(2)	38,497
	55,215	5.00%, 04/15/2045(1)(2)	37,209
	65,000	5.75%, 04/15/2045(1)(2)	64,150

			3,949,506

		Other ABS - 0.2%
	205,000	SPS Servicer Advance Receivables Trust 2.92%, 07/15/2047(1)	205,197

		Whole Loan Collateral CMO - 11.4%
		Adjustable Rate Mortgage Trust
	27,521	0.70%, 01/25/2036(2)	22,523

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Whole Loan Collateral CMO - 11.4% - (continued)
$	71,393	0.71%, 11/25/2035(2)	$64,424
	118,115	0.94%, 01/25/2036(2)	101,199
		Alternative Loan Trust
	139,376	0.76%, 11/25/2035(2)	114,102
	526,472	0.84%, 10/25/2036(2)	358,031
	244,380	5.50%, 12/25/2035	208,894
	326,394	5.75%, 05/25/2036	256,220
	280,512	6.00%, 05/25/2036	227,709
		American Home Mortgage Assets Trust
	80,480	0.56%, 03/25/2047(2)	57,971
	168,792	1.32%, 10/25/2046(2)	117,695
		Banc of America Funding Trust
	23,405	0.63%, 10/20/2036(2)	18,736
	42,897	5.85%, 01/25/2037(5)	36,158
	84,597	Banc of America Mortgage Trust 2.86%, 09/25/2035(2)	77,059
		BCAP LLC Trust
	156,703	0.61%, 01/25/2037(2)	124,401
	194,626	0.62%, 03/25/2037(2)	162,423
		Bear Stearns Alt-A Trust
	338,995	0.76%, 08/25/2036(2)	250,668
	171,786	0.94%, 01/25/2036(2)	136,699
	114,243	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036(2)	87,407
	350,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	330,713
		CHL Mortgage Pass-Through Trust
	77,805	1.12%, 03/25/2035(2)	61,891
	43,011	2.68%, 03/20/2036(2)	38,151
	245,724	Countrywide Home Loans, Inc. 2.75%, 09/25/2047(2)	219,526
	81,646	Deutsche Alt-A Securities Mortgage Loan Trust 0.59%, 03/25/2037(2)	58,627
	425,413	DSLA Mortgage Loan Trust 1.27%, 03/19/2046(2)	304,993
	190,969	First Horizon Mortgage Pass-Through Trust 2.75%, 08/25/2037(2)	151,413
		GMAC Mortgage Corp. Loan Trust
	88,084	3.10%, 09/19/2035(2)	80,738
	24,703	3.31%, 04/19/2036(2)	21,007
		GSR Mortgage Loan Trust
	155,143	0.74%, 01/25/2037(2)	89,983
	335,857	2.96%, 04/25/2035(2)	318,569
	85,030	3.00%, 10/25/2035(2)	73,594
		HarborView Mortgage Loan Trust
	201,436	0.63%, 01/19/2038(2)	160,193
	754,001	0.68%, 12/19/2036(2)	516,508
	170,808	0.77%, 09/19/2035(2)	136,460
	11,567	1.14%, 01/19/2035(2)	7,615
	25,974	1.44%, 10/25/2037(2)	22,035
	295,904	3.02%, 01/19/2035(2)	272,346
		IndyMac Index Mortgage Loan Trust
	45,264	0.63%, 04/25/2037(2)	31,959
	113,490	0.72%, 07/25/2035(2)	91,572
	177,314	0.73%, 01/25/2036(2)	112,533
	284,610	0.84%, 07/25/2046(2)	157,764
		JP Morgan Mortgage Trust
	120,839	2.56%, 11/25/2035(2)	111,633
	88,601	2.74%, 09/25/2035(2)	84,006
	113,142	2.80%, 04/25/2037(2)	99,070
	421,942	2.90%, 05/25/2036(2)	377,262

The accompanying notes are an integral part of these financial statements.

217

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Whole Loan Collateral CMO - 11.4% - (continued)
$	98,714	Lehman XS Trust 0.65%, 07/25/2046(2)	$76,411
		LSTAR Securities Investment Trust
	219,149	2.43%, 01/01/2020(1)(2)	215,971
	453,880	2.43%, 10/01/2020(1)(2)	445,515
	534,589	2.44%, 04/01/2020(1)(2)	519,219
	64,210	Luminent Mortgage Trust 0.64%, 10/25/2046(2)	54,152
	81,010	Merrill Lynch Mortgage Investors Trust 2.84%, 07/25/2035(2)	63,832
	77,771	Morgan Stanley Mortgage Loan Trust 3.00%, 05/25/2036(2)	55,172
	502,010	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(2)	373,231
	100,884	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	90,782
		Residential Accredit Loans, Inc.
	50,291	1.18%, 09/25/2046(2)	34,896
	364,690	1.64%, 11/25/2037(2)	235,911
	50,396	6.00%, 12/25/2035	43,096
	71,157	Residential Asset Securitization Trust 0.89%, 03/25/2035(2)	55,001
		Residential Funding Mortgage Securities, Inc.
	295,528	2.92%, 08/25/2035(2)	220,757
	10,357	3.40%, 04/25/2037(2)	8,735
	83,987	Sequoia Mortgage Trust 2.69%, 07/20/2037(2)	66,909
	501,805	Structured Adjustable Rate Mortgage Loan Trust 2.75%, 02/25/2036(2)	398,469
	395,977	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(2)	298,582
		WaMu Mortgage Pass-Through Certificates Trust
	54,152	0.86%, 06/25/2044(2)	48,114
	43,152	2.17%, 11/25/2046(2)	38,170
	39,559	2.20%, 12/25/2036(2)	33,791
	156,843	2.22%, 06/25/2037(2)	133,243
	104,415	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.53%, 02/25/2037(2)	66,317
	44,385	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037(2)	37,198
		Wells Fargo Commercial Mortgage Trust
	265,000	2.88%, 05/15/2048(1)(2)	132,386
	115,000	3.36%, 09/15/2058(1)	67,465

			10,165,805

		Whole Loan Collateral PAC - 0.1%
	74,526	Alternative Loan Trust 0.94%, 12/25/2035(2)	51,473

		Total Asset & Commercial Mortgage Backed Securities (cost $31,318,673)	$30,759,654

CORPORATE BONDS - 18.6%
		Advertising - 0.0%
	5,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	$5,288

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Apparel - 0.1%
$	120,000	William Carter Co. 5.25%, 08/15/2021	$125,040

		Beverages - 0.3%
	225,000	Anheuser-Busch InBev Finance, Inc. 4.90%, 02/01/2046	255,163

		Chemicals - 0.1%
	30,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	29,850
	95,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(1)	93,100

			122,950

		Commercial Banks - 7.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	7.00%, 02/19/2019(2)(7)(8)	421,379
$	200,000	9.00%, 05/09/2018(2)(7)(8)	206,650
EUR	400,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(7)(8)	401,340
	200,000	Bank of Ireland 7.38%, 06/18/2020(2)(7)(8)	220,708
		Barclays plc
	200,000	8.00%, 12/15/2020(2)(7)	228,438
$	200,000	8.25%, 12/15/2018(2)(7)	200,507
EUR	300,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(8)	418,156
$	200,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(7)	204,500
	104,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	108,940
	190,000	Citigroup, Inc. 5.50%, 09/13/2025	210,486
		Credit Agricole S.A.
EUR	225,000	6.50%, 06/23/2021(2)(7)(8)	251,195
$	200,000	8.13%, 12/23/2025(1)(2)(7)	206,500
	200,000	8.13%, 09/19/2033(1)(2)	219,418
	775,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(7)(8)	713,000
	245,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	251,920
		Intesa Sanpaolo S.p.A.
	205,000	5.71%, 01/15/2026(1)	199,218
	475,000	7.70%, 09/17/2025(1)(2)(7)	439,375
EUR	125,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(7)(8)	137,764
$	20,000	Radian Group, Inc. 7.00%, 03/15/2021	21,325
		Royal Bank of Scotland Group plc
	60,000	6.13%, 12/15/2022	64,151
	560,000	7.50%, 08/10/2020(2)(7)	522,200
		Societe Generale S.A.
EUR	150,000	6.75%, 04/07/2021(2)(7)(8)	167,678
$	275,000	8.25%, 11/29/2018(2)(7)(8)	281,187
		UBS Group AG
	200,000	7.00%, 02/19/2025(2)(7)(8)	206,500
	200,000	7.13%, 02/19/2020(2)(7)(8)	203,000

			6,505,535

		Commercial Services - 0.1%
	55,000	Cardtronics, Inc. 5.13%, 08/01/2022	55,138

The accompanying notes are an integral part of these financial statements.

218

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Commercial Services - 0.1% - (continued)
$	40,000	United Rentals North America, Inc. 4.63%, 07/15/2023	$39,850

			94,988

		Construction Materials - 0.7%
	200,000	CRH America, Inc. 5.13%, 05/18/2045(1)	208,254
	260,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(1)	272,350
	60,000	Norbord, Inc. 6.25%, 04/15/2023(1)	60,600
		Standard Industries, Inc.
	35,000	5.38%, 11/15/2024(1)	36,488
	80,000	6.00%, 10/15/2025(1)	86,200

			663,892

		Diversified Financial Services - 0.5%
	150,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	154,875
	35,000	Aircastle Ltd. 5.50%, 02/15/2022	37,231
	65,000	International Lease Finance Corp. 5.88%, 04/01/2019	69,713
		Navient Corp.
	120,000	5.50%, 01/15/2019	119,100
	30,000	8.45%, 06/15/2018	32,100

			413,019

		Electric - 0.2%
	110,000	AES Corp. 8.00%, 06/01/2020	127,050
	60,000	NRG Energy, Inc. 6.25%, 07/15/2022	58,819

			185,869

		Engineering & Construction - 0.3%
	310,000	SBA Tower Trust 3.60%, 04/15/2043(1)	309,536

		Entertainment - 0.0%
	10,000	GLP Capital L.P. / GLP Financing II, Inc. 5.38%, 04/15/2026	10,425

		Environmental Control - 0.2%
	130,000	Clean Harbors, Inc. 5.25%, 08/01/2020	133,737

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	20,000	5.50%, 07/15/2022(1)	19,300
	55,000	5.75%, 07/15/2023(1)	52,387
	65,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	64,675

			136,362

		Healthcare-Products - 0.1%
	25,000	Hologic, Inc. 5.25%, 07/15/2022(1)	26,188
	60,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(1)	64,875

			91,063

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Healthcare-Services - 0.6%
$	90,000	Community Health Systems, Inc. 5.13%, 08/01/2021	$90,262
	165,000	HCA, Inc. 6.50%, 02/15/2020	182,737
	60,000	LifePoint Health, Inc. 5.88%, 12/01/2023	62,850
	15,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	15,525
	135,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	143,100

			494,474

		Home Builders - 0.2%
	67,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	69,023
	60,000	Meritage Homes Corp. 6.00%, 06/01/2025	61,200
	5,000	PulteGroup, Inc. 4.25%, 03/01/2021	5,088

			135,311

		Insurance - 2.7%
EUR	325,000	Achmea B.V. 6.00%, 04/04/2043(2)(8)	403,968
	300,000	Assicurazioni Generali S.p.A. 7.75%, 12/12/2042(2)(8)	417,371
$	295,000	AXA S.A. 6.46%, 12/14/2018(1)(2)(7)	302,065
	20,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	20,588
EUR	400,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(2)(7)(8)	446,740
	400,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(2)(7)(8)	462,428
	300,000	Mapfre S.A. 5.92%, 07/24/2037(2)	355,904

			2,409,064

		Iron/Steel - 0.3%
$	135,000	ArcelorMittal 6.25%, 08/05/2020	138,375
		Steel Dynamics, Inc.
	45,000	5.13%, 10/01/2021	46,012
	20,000	5.50%, 10/01/2024	20,325
		United States Steel Corp.
	25,000	6.88%, 04/01/2021	21,813
	75,000	7.38%, 04/01/2020	70,687

			297,212

		Lodging - 0.1%
	90,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	91,557

		Machinery - Construction & Mining - 0.1%
	50,000	Oshkosh Corp. 5.38%, 03/01/2025	51,500

		Machinery-Diversified - 0.1%
	35,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	37,275
	45,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	44,325

			81,600

The accompanying notes are an integral part of these financial statements.

219

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Media - 1.1%
$	100,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	$103,250
		CCO Safari II LLC
	40,000	4.91%, 07/23/2025(1)	43,122
	175,000	6.48%, 10/23/2045(1)	206,740
		DISH DBS Corp.
	56,000	5.88%, 07/15/2022	54,460
	95,000	6.75%, 06/01/2021	97,870
	120,000	Liberty Interactive LLC 8.25%, 02/01/2030	124,500
		TEGNA, Inc.
	80,000	4.88%, 09/15/2021(1)	81,600
	115,000	5.13%, 07/15/2020	119,744
		Videotron Ltd.
	45,000	5.00%, 07/15/2022	46,687
	80,000	5.38%, 06/15/2024(1)	83,500

			961,473

		Mining - 0.1%
		Freeport-McMoRan, Inc.
	5,000	3.88%, 03/15/2023	4,188
	20,000	4.55%, 11/14/2024	16,825
	15,000	5.40%, 11/14/2034	11,473
	35,000	5.45%, 03/15/2043	26,250
	5,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	5,119

			63,855

		Multi-National - 0.0%
INR	1,760,000	International Finance Corp. 7.10%, 03/21/2031	27,675

		Oil & Gas - 0.6%
$	30,000	Antero Resources Corp. 5.63%, 06/01/2023	29,100
		Concho Resources, Inc.
	20,000	5.50%, 04/01/2023	20,150
	25,000	6.50%, 01/15/2022	26,000
	40,000	Continental Resources, Inc. 5.00%, 09/15/2022	37,350
	165,000	Ecopetrol S.A. 5.88%, 05/28/2045	134,211
	21,000	Harvest Operations Corp. 6.88%, 10/01/2017	17,929
		Marathon Oil Corp.
	15,000	3.85%, 06/01/2025	13,402
	5,000	5.20%, 06/01/2045	4,237
	5,000	6.60%, 10/01/2037	4,790
	5,000	6.80%, 03/15/2032	4,880
	50,000	MEG Energy Corp. 7.00%, 03/31/2024(1)	39,250
GBP	100,000	Petrobras Global Finance B.V. 5.38%, 10/01/2029	99,399
$	45,000	Tesoro Corp. 5.13%, 04/01/2024	45,000
		WPX Energy, Inc.
	35,000	5.25%, 09/15/2024	29,470
	55,000	6.00%, 01/15/2022	49,500

			554,668

		Packaging & Containers - 0.1%
	65,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	66,950

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Packaging & Containers - 0.1% - (continued)
$	30,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	$32,250

			99,200

		Pipelines - 0.8%
		DCP Midstream LLC
	10,000	5.35%, 03/15/2020(1)	9,500
	15,000	9.75%, 03/15/2019(1)	16,050
		DCP Midstream Operating L.P.
	10,000	2.70%, 04/01/2019	9,381
	5,000	3.88%, 03/15/2023	4,412
	21,000	4.95%, 04/01/2022	20,160
	15,000	5.60%, 04/01/2044	12,075
	130,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	130,975
	345,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	315,295
		MPLX L.P.
	40,000	4.88%, 12/01/2024(1)	38,987
	40,000	4.88%, 06/01/2025(1)	38,652
	125,000	Tesoro Logistics L.P. 6.25%, 10/15/2022	128,125

			723,612

		Retail - 0.1%
	80,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	79,200

		Savings & Loans - 0.4%
GBP	250,000	Nationwide Building Society 6.88%, 06/20/2019(2)(7)(8)	345,197

		Semiconductors - 0.1%
		Sensata Technologies B.V.
$	55,000	5.00%, 10/01/2025(1)	55,275
	5,000	5.63%, 11/01/2024(1)	5,225

			60,500

		Shipbuilding - 0.0%
	10,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	10,513

		Software - 0.1%
		First Data Corp.
	15,000	5.00%, 01/15/2024(1)	15,150
	65,000	5.38%, 08/15/2023(1)	67,194
	25,000	MSCI, Inc. 5.75%, 08/15/2025(1)	26,594

			108,938

		Telecommunications - 1.0%
	110,000	AT&T, Inc. 4.75%, 05/15/2046	110,838
	200,000	Digicel Group Ltd. 7.13%, 04/01/2022(8)	162,750
	20,000	Frontier Communications Corp. 10.50%, 09/15/2022(1)	20,577
	240,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(1)	239,700
	55,000	Nokia Oyj 6.63%, 05/15/2039	59,125
		Sprint Communications, Inc.
	132,000	7.00%, 03/01/2020(1)	135,465
	53,000	9.00%, 11/15/2018(1)	56,048

The accompanying notes are an integral part of these financial statements.

220

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Telecommunications - 1.0% - (continued)
$	125,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	$129,375
		Telecom Italia Capital S.A.
	6,000	6.00%, 09/30/2034	5,925
	15,000	7.72%, 06/04/2038	16,050

			935,853

		Total Corporate Bonds (cost $17,185,733)	$16,584,269

FOREIGN GOVERNMENT OBLIGATIONS - 4.9%
		Argentina - 0.4%
		Argentine Republic Government International Bond
EUR	270,000	2.26%, 12/31/2038(5)	$188,899
$	150,000	7.63%, 04/22/2046(1)	147,525

			336,424

		Brazil - 1.2%
		Brazil Notas do Tesouro Nacional
BRL	2,587,845	6.00%, 08/15/2016(9)	745,075
	944,678	6.00%, 08/15/2022(9)	273,126
	343,000	10.00%, 01/01/2021	91,226

			1,109,427

		Chile - 0.0%
CLP	5,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	8,214

		Colombia - 0.2%
		Colombian TES
COP	475,780,662	3.00%, 03/25/2033(9)	145,293
	96,800,000	10.00%, 07/24/2024	38,266

			183,559

		Hungary - 0.0%
$	30,000	Hungary Government International Bond 6.38%, 03/29/2021	34,155

		Indonesia - 0.1%
IDR	839,000,000	Indonesia Treasury Bond 8.38%, 09/15/2026	66,564

		Malaysia - 0.1%
MYR	240,000	Malaysia Government Bond 3.80%, 09/30/2022	61,493

		Mexico - 0.1%
MXN	1,159,500	Mexican Bonos 10.00%, 12/05/2024	86,860

		Peru - 0.0%
PEN	30,000	Peru Government Bond 8.20%, 08/12/2026	10,488

		Poland - 0.1%
PLN	305,000	Poland Government Bond 2.00%, 04/25/2021	78,964

		Romania - 0.4%
		Romania Government Bond
RON	60,000	5.75%, 04/29/2020	17,286
	1,020,000	5.85%, 04/26/2023	301,026

			318,312

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.9% - (continued)
		South Africa - 0.1%
ZAR	1,120,000	South Africa Government Bond 7.00%, 02/28/2031	$63,585

		Thailand - 0.1%
THB	1,615,000	Thailand Government Bond 3.63%, 06/16/2023	52,267

		Tunisia - 0.2%
$	200,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(8)	179,924

		Turkey - 0.9%
		Turkey Government Bond
TRY	2,115,462	2.50%, 05/04/2016(9)	754,172
	170,000	9.40%, 07/08/2020	61,669

			815,841

		United Arab Emirates - 0.2%
$	225,000	Abu Dhabi Government International Bond 3.13%, 05/03/2026(1)	226,688

		Uruguay - 0.8%
		Uruguay Government International Bond
UYU	5,329,888	3.70%, 06/26/2037(9)	137,819
	18,737,256	4.25%, 04/05/2027(9)	546,606

			684,425

		Venezuela - 0.0%
$	55,000	Venezuela Government International Bond 6.00%, 12/09/2020(8)	20,075

		Total Foreign Government Obligations (cost $4,552,679)	$4,337,265

MUNICIPAL BONDS - 1.2%
		General - 0.9%
	250,000	Chicago Transit Auth 6.90%, 12/01/2040	$307,033
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	555,000	6.15%, 07/01/2038	166,500
	530,000	6.20%, 07/01/2039	159,000
	530,000	6.30%, 07/01/2043	159,000
	120,000	6.55%, 07/01/2058	36,000

			827,533

		Higher Education - 0.3%
	190,000	University of California 4.60%, 05/15/2031	213,894

		Total Municipal Bonds (cost $1,399,043)	$1,041,427

SENIOR FLOATING RATE INTERESTS - 15.6%(10)
		Advertising - 0.1%
	128,056	Acosta Holdco, Inc. 4.25%, 09/26/2021	$126,616

		Aerospace/Defense - 0.5%
	220,488	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	219,844
	198,096	Transdigm, Inc. 3.50%, 05/14/2022	195,832

			415,676

The accompanying notes are an integral part of these financial statements.

221

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Agriculture - 0.1%
$	99,260	Pinnacle Operating Corp. 4.75%, 11/15/2018	$87,225

		Biotechnology - 0.1%
	96,500	Alkermes, Inc. 3.50%, 09/25/2019	96,018

		Chemicals - 0.6%
	73,598	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	73,276
	38,186	AIlnex USA, Inc. 4.50%, 10/03/2019	38,019
	49,625	Chemours Co. 3.75%, 05/12/2022	48,211
	174,497	Ineos U.S. Finance LLC 3.75%, 05/04/2018	174,029
	194,383	Nexeo Solutions LLC 5.00%, 09/08/2017	193,654

			527,189

		Coal - 0.2%
		Arch Coal, Inc.
	65,000	5.00%, 01/31/2017(11)	63,862
	275,041	7.50%, 05/16/2018	114,830

			178,692

		Commercial Services - 0.1%
	99,170	Moneygram International, Inc. 4.25%, 03/27/2020	93,468

		Distribution/Wholesale - 0.2%
	154,800	FPC Holdings, Inc. 5.25%, 11/19/2019	132,870
	91,120	PowerTeam Services LLC 4.25%, 05/06/2020	90,664

			223,534

		Diversified Financial Services - 0.1%
	94,709	Walter Investment Management Corp. 4.75%, 12/19/2020	82,959

		Electric - 0.3%
	102,290	Calpine Corp. 4.00%, 10/09/2019	102,315
	100,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	74,500
	150,286	Seadrill Partners Finco LLC 4.00%, 02/21/2021	73,765
	100,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(12)	33,813

			284,393

		Electronics - 0.6%
	337,112	CDW LLC 3.25%, 04/29/2020	336,818
	121,442	Ceridian LLC 4.50%, 09/15/2020	116,180
	130,000	Sensus USA, Inc. 6.50%, 03/16/2023	128,700

			581,698

		Energy-Alternate Sources - 0.1%
	105,832	EMG Utica LLC 4.75%, 03/27/2020	93,662

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Entertainment - 0.1%
$	133,313	Scientific Games International, Inc. 6.00%, 10/01/2021	$131,084

		Food - 0.6%
	178,200	Albertsons LLC 5.50%, 08/25/2021	178,706
	149,625	JBS USA LLC 4.00%, 10/30/2022	149,438
	218,813	U.S. Foods, Inc. 4.50%, 03/31/2019	218,539

			546,683

		Healthcare-Services - 0.9%
	120,368	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	120,876
		Community Health Systems, Inc.
	51,766	3.75%, 12/31/2019	50,971
	95,248	4.00%, 01/27/2021	93,797
	104,738	Envision Healthcare Corp. 4.50%, 10/28/2022	104,943
	99,340	Medpace Holdings, Inc. 4.75%, 04/01/2021	99,464
	102,550	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021(13)	97,001
	174,563	U.S. Renal Care, Inc. 5.25%, 12/31/2022	174,672
	100,000	Vizient, Inc. 6.25%, 02/13/2023	100,875

			842,599

		Household Products/Wares - 0.1%
	60,000	Galleria Co. 3.75%, 01/26/2023	60,038

		Insurance - 1.3%
		Asurion LLC
	114,129	5.00%, 05/24/2019	113,701
	353,535	5.00%, 08/04/2022	350,947
	205,000	8.50%, 03/03/2021	196,507
	106,975	Evertec Group LLC 3.25%, 04/17/2020	103,766
		Sedgwick Claims Management Services, Inc.
	252,338	3.75%, 03/01/2021	247,291
	140,000	6.75%, 02/28/2022	133,000

			1,145,212

		Leisure Time - 0.5%
	126,692	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	127,190
		Delta 2 (LUX) S.a.r.l.
	200,000	4.75%, 07/30/2021	196,286
	130,000	7.75%, 07/31/2022	122,135

			445,611

		Lodging - 0.7%
	486,554	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(4)	457,565
	98,250	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	87,443
	91,053	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	89,687

			634,695

The accompanying notes are an integral part of these financial statements.

222

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Machinery - Construction & Mining - 0.2%
$	216,150	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$199,074

		Machinery-Diversified - 0.2%
	184,454	Gates Global, Inc. 4.25%, 07/06/2021	176,351

		Media - 0.9%
	133,148	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	131,901
	125,000	Charter Communications Operating LLC 3.50%, 01/24/2023	125,491
	125,775	Getty Images, Inc. 4.75%, 10/18/2019	94,646
	94,863	ION Media Networks, Inc. 4.75%, 12/18/2020	94,744
	125,000	Neptune Finco Corp. 5.00%, 10/09/2022	125,391
	198,500	Tribune Media Co. 3.75%, 12/27/2020	198,190

			770,363

		Metal Fabricate/Hardware - 0.2%
	190,125	Rexnord LLC 4.00%, 08/21/2020	188,699

		Mining - 0.1%
	87,186	Minerals Technologies, Inc. 3.75%, 05/09/2021	86,968

		Miscellaneous Manufacturing - 0.3%
	277,265	Sram LLC 4.01%, 04/10/2020	242,607

		Oil & Gas - 0.3%
	17,289	NGPL Pipeco LLC 6.75%, 09/15/2017	17,203
	217,143	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	160,686
	100,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	50,000
	100,000	Templar Energy LLC 8.50%, 11/25/2020	9,833

			237,722

		Packaging & Containers - 0.7%
	157,896	Berry Plastics Holding Corp. 4.00%, 10/01/2022	158,123
	315,241	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	315,834
	139,352	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	137,958

			611,915

		Pharmaceuticals - 0.3%
	159,600	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	159,001
	155,220	PRA Holdings, Inc. 4.50%, 09/23/2020	155,802

			314,803

		Pipelines - 0.1%
	97,000	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	92,150

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Real Estate - 0.4%
$	99,250	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	$98,960
	105,000	MGM Growth Properties LLC 4.00%, 04/25/2023	105,547
		Realogy Corp.
	4,126	2.44%, 10/10/2016	4,085
	134,940	3.75%, 03/05/2020	134,828

			343,420

		Retail - 0.6%
	30,000	Coty, Inc. 3.75%, 10/27/2022	30,187
	111,550	Michaels Stores, Inc. 3.75%, 01/28/2020	111,629
	151,513	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	144,173
	188,720	Party City Holdings, Inc. 4.25%, 08/19/2022	187,856
	73,016	PetSmart, Inc. 4.25%, 03/11/2022	72,770

			546,615

		Semiconductors - 0.4%
	195,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	195,035
	149,625	NXP B.V. 3.75%, 12/07/2020	149,999

			345,034

		Software - 2.1%
	198,500	Epicor Software Corp. 4.75%, 06/01/2022	190,312
	605,462	First Data Corp. 4.44%, 03/24/2021	606,722
	193,903	Infor US, Inc. 3.75%, 06/03/2020	189,137
		Kronos, Inc.
	311,400	4.50%, 10/30/2019	310,490
	129,617	9.75%, 04/30/2020	131,129
	284,684	Magic Newco LLC 5.00%, 12/12/2018	285,040
		SS&C Technologies, Inc.
	105,964	4.01%, 07/08/2022	106,229
	14,569	4.02%, 07/08/2022	14,605

			1,833,664

		Telecommunications - 1.2%
	156,400	Altice Financing S.A. 5.50%, 07/02/2019	157,573
	84,167	Entravision Communications Corp. 3.50%, 05/31/2020	82,483
	320,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	320,800
	190,709	Salem Communications Corp. 4.50%, 03/13/2020	183,080
	295,581	Univision Communications, Inc. 4.00%, 03/01/2020	294,972

			1,038,908

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	5,720	1.50%, 01/31/2017(11)	5,699
	59,980	4.00%, 07/31/2022	59,755

			65,454

The accompanying notes are an integral part of these financial statements.

223

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Trucking & Leasing - 0.3%
$	274,421	Consolidated Container Co. 5.00%, 07/03/2019	$264,954

		Total Senior Floating Rate Interests (cost $14,637,437)	$13,955,753

U.S. GOVERNMENT AGENCIES - 20.7%
		FHLMC - 4.8%
	13,208	0.01%, 11/15/2036(14)	$11,966
	157,866	3.00%, 08/01/2029	166,124
	74,204	3.00%, 03/15/2033(6)	9,473
	378,000	3.04%, 12/25/2027(2)	380,490
	570,000	3.29%, 04/25/2028(2)	580,345
	384,084	3.50%, 08/01/2034	405,215
	278,134	4.00%, 07/15/2027(6)	29,954
	324,858	4.00%, 05/01/2042	347,668
	87,417	4.00%, 08/01/2042	93,840
	141,111	4.00%, 09/01/2042	151,393
	70,795	4.00%, 07/01/2044	76,157
	48,001	4.00%, 06/01/2045	51,393
	182,052	4.00%, 01/01/2046	194,754
	105,719	4.00%, 02/01/2046	113,014
	68,849	4.50%, 03/15/2041	81,635
	236,208	4.75%, 07/15/2039	258,127
	22,079	5.50%, 08/15/2033	24,535
	491,288	5.50%, 12/01/2037	551,761
	553,067	5.50%, 01/01/2039	621,303
	83,011	6.50%, 07/15/2036	94,362

			4,243,509

		FNMA - 12.3%
	98,314	0.01%, 06/25/2036(14)	87,427
	374,508	1.75%, 04/25/2055(2)(6)	24,015
	5,000	2.44%, 01/01/2023	5,109
	70,959	2.50%, 06/25/2028(6)	6,548
	395,000	2.65%, 06/01/2025	405,094
	700,000	2.69%, 04/01/2025	720,168
	234,282	2.78%, 02/01/2027	242,013
	205,000	2.82%, 07/01/2025	213,013
	493,288	3.00%, 01/25/2028(6)	47,500
	206,013	3.00%, 04/25/2028(6)	21,695
	30,000	3.16%, 12/01/2026	31,794
	50,000	3.21%, 05/01/2023	53,314
	25,075	3.24%, 12/01/2026	26,789
	48,547	3.26%, 05/01/2024	51,925
	195,615	3.30%, 12/01/2026	209,613
	25,083	3.34%, 04/01/2024	26,930
	9,814	3.45%, 01/01/2024	10,573
	9,749	3.47%, 01/01/2024	10,541
	126,454	3.50%, 05/25/2030(6)	15,617
	319,144	3.50%, 01/01/2046	334,851
	370,215	3.50%, 02/01/2046	388,436
	5,000,000	3.50%, 05/01/2046(15)	5,239,844
	24,261	3.67%, 08/01/2023	26,467
	5,000	3.70%, 10/01/2023	5,480
	10,000	3.76%, 03/01/2024	10,994
	15,000	3.86%, 12/01/2025	16,723
	5,000	3.86%, 11/01/2023	5,543
	24,107	3.87%, 10/01/2025	26,811
	34,345	3.89%, 05/01/2030	37,364
	35,000	3.93%, 10/01/2023	38,838

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 20.7% - (continued)
		FNMA - 12.3% - (continued)
$	9,742	3.96%, 05/01/2034	$10,522
	10,000	3.97%, 05/01/2029	11,079
	348,313	4.00%, 10/01/2040	373,113
	140,887	4.00%, 11/01/2040	150,970
	104,301	4.00%, 12/01/2040	111,755
	51,461	4.00%, 02/01/2041	55,145
	122,074	4.00%, 03/01/2041	130,773
	65,825	4.00%, 03/25/2042(6)	9,943
	61,186	4.00%, 08/01/2042	65,633
	112,210	4.00%, 09/01/2042	120,342
	64,212	4.00%, 04/01/2045	68,594
	89,906	4.00%, 05/01/2045	96,221
	64,244	4.00%, 06/01/2045	68,756
	144,756	4.02%, 11/01/2028	161,555
	18,970	4.06%, 10/01/2028	21,717
	72,298	4.50%, 07/25/2027(6)	7,900
	326,083	4.50%, 10/01/2040	355,809
	147,732	4.50%, 10/01/2041	161,049
	131,700	4.50%, 09/01/2043	143,253
	43,893	5.46%, 05/25/2042(2)(6)	5,243
	128,929	5.50%, 04/25/2035	144,187
	53,223	5.50%, 04/25/2037	59,982
	239,776	5.50%, 06/25/2042(6)	49,402
	218,594	6.00%, 09/01/2039	248,895

			10,972,867

		GNMA - 3.6%
	290,331	3.00%, 07/15/2045	300,631
	691,713	3.00%, 08/15/2045	716,253
	96,069	3.00%, 08/20/2045	99,638
	288,639	3.00%, 09/20/2045	299,363
	58,288	4.00%, 05/16/2042(6)	8,292
	650,130	4.50%, 09/20/2041	707,240
	127,897	5.00%, 06/15/2041	142,284
	176,125	5.00%, 10/16/2041(6)	30,109
	252,333	5.00%, 03/15/2044	280,933
	2,920	6.00%, 08/15/2032	3,298
	183,538	6.00%, 06/15/2036	208,391
	69,988	6.00%, 08/15/2036	80,325
	42,481	6.00%, 12/15/2038	47,876
	132,231	6.00%, 01/15/2039	149,051
	138,802	6.00%, 12/15/2040	156,446

			3,230,130

		Total U.S. Government Agencies (cost $18,204,502)	$18,446,506

U.S. GOVERNMENT SECURITIES - 4.1%
		U.S. Treasury Securities - 4.1%
		U.S. Treasury Bonds - 1.0%
	60,413	0.75%, 02/15/2045(9)	$58,724
	21,940	2.13%, 02/15/2040(9)	28,117
	32,481	2.13%, 02/15/2041(9)	41,971
	35,272	2.38%, 01/15/2027(9)	43,259
	46,408	0.63%, 02/15/2043(9)	43,821
	57,713	0.75%, 02/15/2042(9)	56,225
	93,597	1.38%, 02/15/2044(9)	105,136
	88,051	2.38%, 01/15/2025(9)	105,171
	185,531	2.50%, 01/15/2029(9)	233,991
	6,679	3.38%, 04/15/2032(9)	9,716

The accompanying notes are an integral part of these financial statements.

224

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 4.1% - (continued)
		U.S. Treasury Securities - 4.1% - (continued)
$	36,649	3.63%, 04/15/2028(9)	$50,627
	79,327	3.88%, 04/15/2029(9)	113,914

			890,672

		U.S. Treasury Notes - 3.1%
	68,898	0.13%, 04/15/2017(9)	69,538
	205,144	0.13%, 04/15/2018(9)	208,592
	166,960	0.13%, 04/15/2019(9)	170,549
	106,311	0.13%, 04/15/2020(9)	108,551
	136,185	0.13%, 01/15/2022(9)	138,421
	159,813	0.13%, 07/15/2022(9)	162,857
	274,268	0.13%, 01/15/2023(9)	277,182
	230,667	0.13%, 07/15/2024(9)	232,509
	122,262	0.38%, 07/15/2023(9)	126,234
	19,997	0.38%, 07/15/2025(9)	20,535
	185,152	0.63%, 07/15/2021(9)	194,494
	218,477	0.63%, 01/15/2024(9)	228,385
	27,000	1.00%, 05/31/2018(16)	27,109
	48,775	1.13%, 01/15/2021(9)	52,122
	71,470	1.38%, 07/15/2018(9)(16)	75,280
	93,199	1.38%, 01/15/2020(9)	99,628
	49,696	2.13%, 01/15/2019(9)	53,538
	530,000	3.25%, 03/31/2017(17)(18)	542,732

			2,788,256

		Total U.S. Government Securities (cost $3,610,347)	$3,678,928

		Total Long-Term Investments (cost $90,908,414)	$88,803,802

SHORT-TERM INVESTMENTS - 5.6%
		Other Investment Pools & Funds - 5.6%
	4,990,227	Fidelity Money Market Class 1	$4,990,227

		Total Short-Term Investments (cost $4,990,227)	$4,990,227

Total Investments Excluding Purchased Options (cost $95,898,641)	105.2%	$93,794,029

Total Purchased Options (cost $29,578)	0.0%	$26,489

Total Investments (cost $95,928,219)^	105.2%	$93,820,518
Other Assets and Liabilities	(5.2)%	(4,630,888)

Total Net Assets	100.0%	$89,189,630

The accompanying notes are an integral part of these financial statements.

225

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,245,452
Unrealized Depreciation	(3,353,153)

Net Unrealized Depreciation	$(2,107,701)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $23,978,169, which represents 26.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Securities disclosed are interest-only strip.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $6,067,010, which represents 6.8% of total net assets.

(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(11)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $69,561, which rounds to zero percent of total net assets.

(12)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(13)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)	Securities disclosed are principal-only strip.

(15)	Represents or includes a TBA transaction.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

226

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.78 BRL per USD	06/30/16	USD	128,000	$1,145	$5,781	$(4,636)

Puts
CNH Put/JPY Call	GSC	16.76 JPY per CNH	07/21/16	CNH	888,000	$5,298	$3,372	$1,926
USD Put/INR Call	GSC	66.35 INR per USD	05/04/16	USD	547,000	749	4,097	(3,348)
USD Put/RUB Call	BOA	66.44 RUB per USD	05/12/16	USD	130,000	3,710	3,344	366
USD Put/RUB Call	GSC	66.02 RUB per USD	05/19/16	USD	130,000	3,414	3,380	34
USD Put/TRY Call	GSC	2.85 TRY per USD	05/05/16	USD	570,000	9,612	6,452	3,160
USD Put/ZAR Call	BOA	14.32 ZAR per USD	05/19/16	USD	149,000	2,561	3,152	(591)

Total Puts					2,414,000	$25,344	$23,797	$1,547

Total purchased option contracts					2,542,000	$26,489	$29,578	$(3,089)

Written option contracts:
Puts
USD Put/INR Call	BOA	66.35 USD per INR	05/04/16	USD	(274,000)	$(375)	$(583)	$208

Total written option contracts					(274,000)	$(375)	$(583)	$208

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(5,710,000)	$(93,536)	$(75,453)	$(18,083)
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(5,710,000)	(39,721)	(51,680)	11,959

Total Calls					(11,420,000)	$(133,257)	$(127,133)	$(6,124)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(5,710,000)	$(23,592)	$(70,249)	$46,657
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(5,710,000)	(49,202)	(31,654)	(17,548)

Total Puts					(11,420,000)	$(72,794)	$(101,903)	$29,109

Total written swaption contracts					(22,840,000)	$(206,051)	$(229,036)	$22,985

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Ultra Future	21	06/21/2016	$2,955,568	$2,951,812	$(3,756)
U.S. Treasury 2-Year Note Future	22	06/30/2016	4,808,070	4,809,750	1,680
U.S. Treasury 5-Year Note Future	1	06/30/2016	121,166	120,914	(252)
U.S. Treasury Long Bond Future	3	06/21/2016	491,913	489,938	(1,975)
U.S. Treasury Ultra Long Term Bond Future	8	06/21/2016	1,383,044	1,370,750	(12,294)

Total					$(16,597)

Short position contracts:
Euro-BOBL Future	2	06/08/2016	$299,086	$299,660	$(574)
Euro-Bund Future	8	06/08/2016	1,488,784	1,482,886	5,898
U.S. Treasury 10-Year Note Future	115	06/21/2016	15,005,126	14,957,187	47,939

Total					$53,263

Total futures contracts					$36,666

The accompanying notes are an integral part of these financial statements.

227

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	116,689	(0.32)%	07/25/45	$30,631	$—	$23,397	$(7,234)
ABX.HE.AAA.06-1	JPM	USD	26,857	(0.18)%	07/25/45	504	—	600	96
ABX.HE.AAA.06-1	MSC	USD	5,755	(0.18)%	07/25/45	117	—	129	12
ABX.HE.AAA.06-1	JPM	USD	1,918	(0.18)%	07/25/45	46	—	42	(4)
ABX.HE.AAA.06-1	JPM	USD	6,571	(0.18)%	07/25/45	155	—	147	(8)
ABX.HE.AAA.06-1	JPM	USD	959	(0.18)%	07/25/45	36	—	21	(15)
ABX.HE.AAA.06-1	JPM	USD	4,796	(0.18)%	07/25/45	128	—	107	(21)
ABX.HE.AAA.06-1	MSC	USD	14,387	(0.18)%	07/25/45	427	—	321	(106)
ABX.HE.AAA.06-1	BOA	USD	9,592	(0.18)%	07/25/45	522	—	214	(308)
ABX.HE.AAA.06-1	BCLY	USD	6,000	(0.18)%	07/25/45	559	—	134	(425)
ABX.HE.AAA.06-1	MSC	USD	8,633	(0.18)%	07/25/45	877	—	193	(684)
ABX.HE.AAA.06-1	GSC	USD	17,265	(0.18)%	07/25/45	1,554	—	385	(1,169)
ABX.HE.AAA.06-2	JPM	USD	40,684	(0.11)%	05/25/46	5,346	—	4,810	(536)
ABX.HE.AAA.06-2	JPM	USD	38,597	(0.11)%	05/25/46	7,471	—	4,563	(2,908)
ABX.HE.AAA.07-1	MSC	USD	277,978	(0.09)%	08/25/37	64,054	—	69,469	5,415
ABX.HE.AAA.07-1	MSC	USD	159,932	(0.09)%	08/25/37	36,844	—	39,968	3,124
ABX.HE.AAA.07-1	GSC	USD	106,622	(0.09)%	08/25/37	25,292	—	26,646	1,354
ABX.HE.AAA.07-1	MSC	USD	91,390	(0.09)%	08/25/37	22,172	—	22,839	667
ABX.HE.AAA.07-1	JPM	USD	38,079	(0.09)%	08/25/37	9,369	—	9,516	147
ABX.HE.AAA.07-1	CSI	USD	270,362	(0.09)%	08/25/37	73,741	—	67,566	(6,175)
ABX.HE.PENAAA.06-2	BCLY	USD	22,950	(0.11)%	05/25/46	6,563	—	2,713	(3,850)
ABX.HE.PENAAA.06-2	MSC	USD	137,699	(0.11)%	05/25/46	30,122	—	16,279	(13,843)
ABX.HE.PENAAA.06-2	GSC	USD	127,267	(0.11)%	05/25/46	31,817	—	15,045	(16,772)
ABX.HE.PENAAA.06-2	JPM	USD	133,526	(0.11)%	05/25/46	35,051	—	15,785	(19,266)
CDX.EM.25	BCLY	USD	1,718,000	(1.00)%	06/20/21	142,541	—	142,375	(166)
CMBX.NA.A.7	JPM	USD	205,000	(2.00)%	01/17/47	—	(4,113)	13,299	17,412
CMBX.NA.A.7	JPM	USD	45,000	(2.00)%	01/17/47	—	(84)	2,920	3,004
CMBX.NA.A.7	BCLY	USD	10,000	(2.00)%	01/17/47	—	(56)	649	705
CMBX.NA.AA.2	CSI	USD	208,592	(0.15)%	03/15/49	61,947	—	72,323	10,376
CMBX.NA.AA.2	CSI	USD	195,555	(0.15)%	03/15/49	59,983	—	67,828	7,845
CMBX.NA.AA.2	GSC	USD	165,135	(0.15)%	03/15/49	51,355	—	57,277	5,922
CMBX.NA.AA.2	MSC	USD	99,950	(0.15)%	03/15/49	39,728	—	34,654	(5,074)
CMBX.NA.AA.2	BOA	USD	169,481	(0.15)%	03/15/49	64,038	—	58,763	(5,275)
CMBX.NA.AA.2	BOA	USD	199,900	(0.15)%	03/15/49	75,532	—	69,335	(6,197)
CMBX.NA.AA.2	JPM	USD	252,048	(0.15)%	03/15/49	94,448	—	87,390	(7,058)
CMBX.NA.AA.7	CSI	USD	315,000	(1.50)%	01/17/47	—	(74)	12,891	12,965
CMBX.NA.AA.7	CSI	USD	260,000	(1.50)%	01/17/47	—	(1,312)	10,640	11,952
CMBX.NA.AA.7	CSI	USD	185,000	(1.50)%	01/17/47	—	(1,636)	7,571	9,207
CMBX.NA.AA.7	CSI	USD	180,000	(1.50)%	01/17/47	689	—	7,366	6,677
CMBX.NA.AA.7	CSI	USD	170,000	(1.50)%	01/17/47	768	—	6,957	6,189
CMBX.NA.AA.7	MSC	USD	120,000	(1.50)%	01/17/47	—	(1,007)	4,911	5,918
CMBX.NA.AA.7	MSC	USD	105,000	(1.50)%	01/17/47	—	(1,205)	4,297	5,502
CMBX.NA.AA.7	CSI	USD	70,000	(1.50)%	01/17/47	—	(749)	2,865	3,614
CMBX.NA.AA.7	MSC	USD	110,000	(1.50)%	01/17/47	7,655	—	4,501	(3,154)
CMBX.NA.AA.8	BCLY	USD	120,000	(1.50)%	10/17/57	5,293	—	7,486	2,193
CMBX.NA.AJ.2	DEUT	USD	300,712	(1.09)%	03/15/49	26,095	—	36,119	10,024
CMBX.NA.AJ.2	CSI	USD	237,659	(1.09)%	03/15/49	18,785	—	28,546	9,761
CMBX.NA.AJ.2	GSC	USD	97,004	(1.09)%	03/15/49	7,001	—	11,651	4,650
CMBX.NA.AJ.2	JPM	USD	87,303	(1.09)%	03/15/49	7,121	—	10,486	3,365
CMBX.NA.AJ.2	GSC	USD	24,251	(1.09)%	03/15/49	2,026	—	2,912	886
CMBX.NA.AJ.3	GSC	USD	161,613	(1.47)%	12/13/49	29,663	—	45,075	15,412
CMBX.NA.AJ.3	MLI	USD	161,613	(1.47)%	12/13/49	30,872	—	45,075	14,203
CMBX.NA.AJ.3	GSC	USD	102,845	(1.47)%	12/13/49	19,351	—	28,684	9,333
CMBX.NA.AJ.3	GSC	USD	68,563	(1.47)%	12/13/49	14,804	—	19,209	4,405
CMBX.NA.AJ.4	JPM	USD	434,404	(0.96)%	02/17/51	83,159	—	115,232	32,073

The accompanying notes are an integral part of these financial statements.

228

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.4	MSC	USD	360,358	(0.96)%	02/17/51	$64,721	$—	$95,589	$30,868
CMBX.NA.AJ.4	CSI	USD	202,393	(0.96)%	02/17/51	36,403	—	53,687	17,284
CMBX.NA.AJ.4	DEUT	USD	197,456	(0.96)%	02/17/51	36,934	—	52,378	15,444
CMBX.NA.AJ.4	MSC	USD	130,321	(0.96)%	02/17/51	21,944	—	34,570	12,626
CMBX.NA.AJ.4	CSI	USD	24,682	(0.96)%	02/17/51	4,491	—	6,548	2,057
CMBX.NA.AJ.4	MSC	USD	222,138	(0.96)%	02/17/51	86,843	—	58,926	(27,917)
CMBX.NA.AM.2	MSC	USD	208,215	(0.50)%	03/15/49	1,014	—	1,167	153
CMBX.NA.AM.2	DEUT	USD	4,083	(0.50)%	03/15/49	235	—	23	(212)
CMBX.NA.AM.2	JPM	USD	253,124	(0.50)%	03/15/49	1,797	—	1,419	(378)
CMBX.NA.AM.2	CSI	USD	285,786	(0.50)%	03/15/49	17,504	—	1,601	(15,903)
CMBX.NA.AM.2	MSC	USD	387,852	(0.50)%	03/15/49	19,143	—	2,174	(16,969)
CMBX.NA.AM.4	GSC	USD	40,000	(0.50)%	02/17/51	894	—	1,155	261
CMBX.NA.AM.4	CSI	USD	55,000	(0.50)%	02/17/51	1,508	—	1,588	80
CMBX.NA.AM.4	GSC	USD	160,000	(0.50)%	02/17/51	25,100	—	4,620	(20,480)
CMBX.NA.AS.6	CSI	USD	455,000	(1.00)%	05/11/63	5,875	—	7,725	1,850
CMBX.NA.AS.6	CSI	USD	145,000	(1.00)%	05/11/63	1,167	—	2,461	1,294
CMBX.NA.AS.6	CSI	USD	40,000	(1.00)%	05/11/63	—	(78)	679	757
CMBX.NA.AS.7	CSI	USD	60,000	(1.00)%	01/17/47	311	—	1,557	1,246
CMBX.NA.AS.7	CSI	USD	240,000	(1.00)%	01/17/47	5,423	—	6,227	804
CMBX.NA.AS.7	CSI	USD	70,000	(1.00)%	01/17/47	1,088	—	1,816	728
CMBX.NA.AS.7	GSC	USD	195,000	(1.00)%	01/17/47	4,388	—	5,060	672
CMBX.NA.AS.7	CSI	USD	10,000	(1.00)%	01/17/47	168	—	259	91
CMBX.NA.AS.8	DEUT	USD	95,000	(1.00)%	10/17/57	7,113	—	4,240	(2,873)
CMBX.NA.BBB.7	DEUT	USD	75,000	(3.00)%	01/17/47	5,634	—	6,138	504
CMBX.NA.BBB.7	CSI	USD	75,000	(3.00)%	01/17/47	5,861	—	6,138	277
CMBX.NA.BBB.7	CSI	USD	150,000	(3.00)%	01/17/47	12,409	—	12,276	(133)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	7,842	—	6,547	(1,295)
CMBX.NA.BBB.7	GSC	USD	110,000	(3.00)%	01/17/47	10,553	—	9,002	(1,551)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	10,230	—	6,547	(3,683)
CMBX.NA.BBB.7	GSC	USD	75,000	(3.00)%	01/17/47	10,758	—	6,138	(4,620)
CMBX.NA.BBB.7	MSC	USD	115,000	(3.00)%	01/17/47	14,319	—	9,411	(4,908)

Total						$1,647,922	$(10,314)	$1,747,842	$110,234

Sell protection:
CMBX.NA.A.2	BOA	USD	7,446	0.25%	03/15/49	$—	$(4,598)	$(4,849)	$(251)
CMBX.NA.A.2	MLI	USD	26,059	0.25%	03/15/49	—	(16,164)	(16,970)	(806)
CMBX.NA.A.2	MSC	USD	48,396	0.25%	03/15/49	—	(29,736)	(31,515)	(1,779)
CMBX.NA.A.2	GSC	USD	48,396	0.25%	03/15/49	—	(29,661)	(31,516)	(1,855)
CMBX.NA.A.2	BOA	USD	67,010	0.25%	03/15/49	—	(41,160)	(43,637)	(2,477)
CMBX.NA.A.2	MLI	USD	85,623	0.25%	03/15/49	—	(53,036)	(55,758)	(2,722)
CMBX.NA.A.2	MLI	USD	89,346	0.25%	03/15/49	—	(55,420)	(58,183)	(2,763)
CMBX.NA.A.2	GSC	USD	104,237	0.25%	03/15/49	—	(64,464)	(67,880)	(3,416)
CMBX.NA.A.2	MSC	USD	100,514	0.25%	03/15/49	—	(61,799)	(65,455)	(3,656)
CMBX.NA.A.2	CSI	USD	134,019	0.25%	03/15/49	—	(83,240)	(87,274)	(4,034)
CMBX.NA.A.2	BOA	USD	107,960	0.25%	03/15/49	—	(59,746)	(70,282)	(10,536)
CMBX.NA.AAA.6	MSC	USD	8,000,000	0.50%	05/11/63	—	(190,986)	(123,327)	67,659
CMBX.NA.AAA.6	JPM	USD	975,000	0.50%	05/11/63	—	(32,120)	(15,030)	17,090
CMBX.NA.AAA.6	DEUT	USD	875,000	0.50%	05/11/63	—	(21,328)	(13,489)	7,839
CMBX.NA.AAA.6	GSC	USD	1,035,000	0.50%	05/11/63	—	(12,139)	(15,956)	(3,817)
CMBX.NA.BB.6	CSI	USD	25,000	5.00%	05/11/63	—	(2,938)	(2,267)	671
CMBX.NA.BB.6	MSC	USD	607,000	5.00%	05/11/63	—	(38,875)	(55,263)	(16,388)
CMBX.NA.BB.8	GSC	USD	210,000	5.00%	10/17/57	—	(65,421)	(46,116)	19,305
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	—	(42,392)	(27,450)	14,942
CMBX.NA.BB.8	MSC	USD	130,000	5.00%	10/17/57	—	(40,253)	(28,548)	11,705
CMBX.NA.BB.8	GSC	USD	130,000	5.00%	10/17/57	—	(39,356)	(28,548)	10,808

The accompanying notes are an integral part of these financial statements.

229

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%	10/17/57	$—	$(13,380)	$(16,470)	$(3,090)
CMBX.NA.BB.8	GSC	USD	60,000	5.00%	10/17/57	—	(9,800)	(13,176)	(3,376)
CMBX.NA.BB.8	GSC	USD	75,000	5.00%	10/17/57	—	(12,131)	(16,470)	(4,339)
CMBX.NA.BB.8	MLI	USD	50,000	5.00%	10/17/57	—	(6,095)	(10,980)	(4,885)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%	10/17/57	—	(11,002)	(16,470)	(5,468)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%	10/17/57	—	(9,142)	(16,470)	(7,328)
CMBX.NA.BB.8	MLI	USD	115,000	5.00%	10/17/57	—	(14,845)	(25,254)	(10,409)
CMBX.NA.BB.8	GSC	USD	115,000	5.00%	10/17/57	—	(13,665)	(25,254)	(11,589)
CMBX.NA.BB.8	BCLY	USD	115,000	5.00%	10/17/57	—	(13,356)	(25,254)	(11,898)
CMBX.NA.BB.8	MSC	USD	120,000	5.00%	10/17/57	—	(13,921)	(26,352)	(12,431)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(11,343)	(24,156)	(12,813)
CMBX.NA.BB.8	UBS	USD	125,000	5.00%	10/17/57	—	(14,522)	(27,450)	(12,928)
CMBX.NA.BB.8	BCLY	USD	135,000	5.00%	10/17/57	—	(16,137)	(29,646)	(13,509)
CMBX.NA.BB.8	CSI	USD	135,000	5.00%	10/17/57	—	(15,898)	(29,645)	(13,747)
CMBX.NA.BB.8	CSI	USD	165,000	5.00%	10/17/57	—	(19,719)	(36,234)	(16,515)
CMBX.NA.BB.8	MLI	USD	130,000	5.00%	10/17/57	—	(12,024)	(28,548)	(16,524)
CMBX.NA.BB.8	BCLY	USD	105,000	5.00%	10/17/57	—	(5,602)	(23,058)	(17,456)
CMBX.NA.BB.8	CSI	USD	135,000	5.00%	10/17/57	—	(11,333)	(29,646)	(18,313)
CMBX.NA.BB.8	BOA	USD	145,000	5.00%	10/17/57	—	(10,232)	(31,842)	(21,610)
CMBX.NA.BB.8	CSI	USD	265,000	5.00%	10/17/57	—	(31,981)	(58,194)	(26,213)
CMBX.NA.BB.8	BCLY	USD	180,000	5.00%	10/17/57	—	(10,963)	(39,528)	(28,565)
CMBX.NA.BB.8	BCLY	USD	355,000	5.00%	10/17/57	—	(40,164)	(77,957)	(37,793)
CMBX.NA.BB.9	GSC	USD	115,000	5.00%	09/15/58	—	(32,356)	(29,124)	3,232
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,475)	(13,929)	1,546
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,341)	(13,929)	1,412
CMBX.NA.BB.9	MLI	USD	55,000	5.00%	09/17/58	—	(15,634)	(13,929)	1,705
CMBX.NA.BB.9	JPM	USD	60,000	5.00%	09/17/58	—	(16,596)	(15,195)	1,401
CMBX.NA.BB.9	MLI	USD	55,000	5.00%	09/17/58	—	(15,213)	(13,929)	1,284
PrimeX.ARM.2	MSC	USD	234,964	4.58%	12/25/37	—	(18,375)	9,937	28,312
PrimeX.ARM.2	JPM	USD	83,109	4.58%	12/25/37	2,430	—	3,504	1,074
PrimeX.ARM.2	MSC	USD	29,345	4.58%	12/25/37	980	—	1,241	261

Total						$3,410	$(1,431,077)	$(1,602,720)	$(175,053)

Total traded indices						$1,651,332	$(1,441,391)	$145,122	$(64,819)

Credit default swaps on single-name issues:
Sell protection:
Brazilian Government International Bond	GSC	USD	250,000	1.00%/3.33%	06/20/21	$—	$(29,855)	$(26,987)	$2,868
Republic of South Africa	GSC	USD	235,000	1.00%/2.63%	12/20/20	—	(22,372)	(16,311)	6,061

Total						$—	$(52,227)	$(43,298)	$8,929

Total single-name issues						$—	$(52,227)	$(43,298)	$8,929

Total OTC contracts						$1,651,332	$(1,493,618)	$101,824	$(55,890)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

230

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	9,212,000	(5.00)%	06/20/21	$(179,038)	$(296,298)	$(117,260)
CDX.NA.IG.26	USD	3,232,000	1.00%	06/20/21	30,917	37,317	6,400
ITRAXX.EUR.25	EUR	1,937,000	(1.00)%	06/20/21	(29,375)	(32,110)	(2,735)
ITRAXX.XOV.24	EUR	489,000	(5.00)%	12/20/20	(25,311)	(40,636)	(15,325)

Total					$(202,807)	$(331,727)	$(128,920)

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.24	EUR	692,000	(1.00)%	12/20/20	$4,138	$(10,499)	$(14,637)

Total					$(198,669)	$(342,226)	$(143,557)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.30% based on the notional amount of currency delivered	09/21/21	GSC	USD	297,729	CNY	1,940,000	$—	$(1,996)	$(1,446)	$550
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.21% based on the notional amount of currency delivered	09/21/21	DEUT	USD	87,203	CNY	570,000	—	(771)	(699)	72
Fixed Rate equal to 3.21% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	DEUT	CNY	570,000	USD	87,203	771	—	668	(103)
Fixed Rate equal to 3.30% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	GSC	CNY	1,940,000	USD	297,729	1,996	—	(13,556)	(15,552)

Total								$2,767	$(2,767)	$(15,033)	$(15,033)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	6,321,000	07/15/24	$—	$—	$14,088	$14,088
GSC	0.00% Fixed	3M SEK STIBOR	SEK	86,471,000	04/21/18	—	—	(895)	(895)
JPM	0.00% Fixed	3M SEK STIBOR	SEK	57,478,000	04/28/18	—	—	(262)	(262)

Total						$—	$—	$12,931	$12,931

The accompanying notes are an integral part of these financial statements.

231

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
6M GBP LIBOR	0.94% Fixed	GBP	7,416,000	04/21/18	$—	$—	$(1,503)	$(1,503)
6M GBP LIBOR	0.98% Fixed	GBP	4,941,000	04/26/18	—	—	1,559	1,559

Total					$—	$—	$56	$56

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	BOA	USD	4,320,859	(1M LIBOR - 0.25%)	07/28/16	$—	$—	$7,226	$7,226

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	HSBC	$272,717	$268,061	$(4,656)
AUD	Buy	05/31/16	NAB	274,442	269,580	(4,862)
AUD	Buy	05/31/16	GSC	549,167	539,159	(10,008)
BRL	Sell	07/05/16	GSC	185,126	199,230	(14,104)
BRL	Sell	08/17/16	MSC	678,721	719,308	(40,587)
CAD	Buy	05/31/16	SSG	1,338,300	1,347,743	9,443
CHF	Sell	05/31/16	JPM	1,131,691	1,150,229	(18,538)
CNY	Buy	07/20/16	CBK	86,656	86,869	213
CNY	Buy	07/28/16	JPM	181,050	174,461	(6,589)
CNY	Sell	07/28/16	GSC	36,502	36,890	(388)
CNY	Sell	07/28/16	DEUT	135,812	137,570	(1,758)
EUR	Buy	06/15/16	SCB	13,564	13,760	196
EUR	Buy	03/15/17	CBK	127,650	133,218	5,568
EUR	Buy	03/15/17	BOA	114,590	115,841	1,251
EUR	Buy	03/15/17	UBS	85,996	86,881	885
EUR	Buy	03/15/17	UBS	728,177	715,900	(12,277)
EUR	Sell	05/11/16	GSC	182,249	183,266	(1,017)
EUR	Sell	05/31/16	RBS	62,039	63,034	(995)
EUR	Sell	05/31/16	SSG	5,471,452	5,550,419	(78,967)
EUR	Sell	06/15/16	CIB	309,909	316,482	(6,573)
EUR	Sell	03/15/17	BOA	106,639	110,050	(3,411)
EUR	Sell	03/15/17	BOA	583,903	605,851	(21,948)
EUR	Sell	03/15/17	BOA	311,771	335,941	(24,170)
GBP	Sell	05/31/16	CBK	780,911	784,697	(3,786)
GBP	Sell	06/15/16	WEST	93,847	96,449	(2,602)
HUF	Buy	05/18/16	HSBC	33,985	34,127	142
IDR	Buy	05/18/16	GSC	139,223	162,671	23,448
IDR	Buy	09/21/16	GSC	419,343	420,729	1,386
IDR	Sell	05/18/16	BCLY	75,234	82,130	(6,896)
IDR	Sell	05/18/16	JPM	73,575	80,542	(6,967)
IDR	Sell	09/21/16	SCB	104,182	105,182	(1,000)
IDR	Sell	09/21/16	DEUT	104,029	105,182	(1,153)
IDR	Sell	09/21/16	HSBC	209,208	210,364	(1,156)
JPY	Sell	05/31/16	TDB	1,572,273	1,645,126	(72,853)
MXN	Buy	06/15/16	RBC	63,060	63,817	757
MXN	Buy	06/15/16	SSG	12,959	13,134	175
MXN	Sell	06/15/16	SCB	73,558	76,951	(3,393)
PEN	Buy	06/15/16	SSG	76,334	78,453	2,119
PEN	Sell	06/15/16	SSG	2,030	2,120	(90)

The accompanying notes are an integral part of these financial statements.

232

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
PEN	Sell	06/15/16	CIB	$20,672	$21,809	$(1,137)
PEN	Sell	06/15/16	JPM	51,776	54,523	(2,747)
PHP	Buy	07/20/16	CBK	2,578	2,548	(30)
RON	Sell	06/15/16	JPM	312,445	320,136	(7,691)
RUB	Buy	05/18/16	JPM	60,393	60,818	425
RUB	Sell	05/18/16	HSBC	30,224	30,409	(185)
THB	Buy	06/15/16	MSC	356,378	360,727	4,349
THB	Buy	06/15/16	BOA	218,513	221,086	2,573
THB	Sell	06/15/16	SCB	569,569	581,814	(12,245)
TRY	Buy	06/15/16	BOA	336,143	349,320	13,177
TRY	Sell	05/04/16	CSFB	734,194	760,200	(26,006)
TRY	Sell	06/15/16	BOA	335,878	349,320	(13,442)
UYU	Sell	06/30/16	HSBC	33,591	33,591	—
UYU	Sell	06/30/16	HSBC	149,404	149,404	—
UYU	Sell	06/30/16	HSBC	150,405	150,405	—
UYU	Sell	06/30/16	HSBC	301,360	301,360	—
ZAR	Buy	06/15/16	BNP	56,700	59,631	2,931
ZAR	Sell	06/15/16	GSC	52,031	59,631	(7,600)

Total						$(352,789)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

233

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

234

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$30,759,654	$—	$30,759,654	$—
Corporate Bonds	16,584,269	—	16,584,269	—
Foreign Government Obligations	4,337,265	—	4,337,265	—
Municipal Bonds	1,041,427	—	1,041,427	—
Senior Floating Rate Interests	13,955,753	—	13,955,753	—
U.S. Government Agencies	18,446,506	—	18,446,506	—
U.S. Government Securities	3,678,928	—	3,678,928	—
Short-Term Investments	4,990,227	4,990,227	—	—
Purchased Options	26,489	—	26,489	—
Foreign Currency Contracts(2)	69,038	—	69,038	—
Futures Contracts(2)	55,517	55,517	—	—
Swaps - Credit Default(2)	516,979	—	516,979	—
Swaps - Cross Currency(2)	622	—	622	—
Swaps - Interest Rate(2)	15,647	—	15,647	—
Swaps - Total Return(2)	7,226	—	7,226	—

Total	$94,485,547	$5,045,744	$89,439,803	$—

Liabilities
Foreign Currency Contracts(2)	$(421,827)	$—	$(421,827)	$—
Futures Contracts(2)	(18,851)	(18,851)	—	—
Swaps - Credit Default(2)	(716,426)	—	(716,426)	—
Swaps - Cross Currency(2)	(15,655)	—	(15,655)	—
Swaps - Interest Rate(2)	(2,660)	—	(2,660)	—
Written Options	(206,426)	—	(206,426)	—

Total	$(1,381,845)	$(18,851)	$(1,362,994)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$204,262	$204,262
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(204,262)	(204,262)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

235

The Hartford World Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1%
		Bermuda - 0.0%
$	429,000	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	$411,088

		Cayman Islands - 2.9%
	5,000,000	A Voce CLO Ltd. 2.09%, 07/15/2026(1)(2)	4,938,738
	4,615,000	American Money Management Corp. 2.09%, 07/27/2026(1)(2)	4,591,676
		Apidos CLO
	2,900,000	1.73%, 04/15/2025(1)(2)	2,862,625
	3,380,000	2.05%, 07/22/2026(1)(2)	3,358,615
	3,840,000	2.08%, 01/19/2025(1)(2)	3,824,790
		Ares CLO Ltd.
	1,995,303	1.48%, 04/20/2023(1)(2)	1,989,760
	3,845,000	2.15%, 04/17/2026(1)(2)	3,839,217
	2,725,000	Babson CLO Ltd. 1.73%, 04/20/2025(1)(2)	2,676,767
		Carlyle Global Market Strategies Ltd.
	3,390,000	1.75%, 07/15/2025(1)(2)	3,344,062
	875,000	1.78%, 04/18/2025(1)(2)	866,126
		Cent CLO Ltd.
	2,335,000	2.10%, 11/07/2026(1)(2)	2,328,838
	3,970,000	2.12%, 01/25/2026(1)(2)	3,931,983
	2,780,000	2.12%, 07/27/2026(1)(2)	2,766,965
	4,555,000	CIFC Funding Ltd. 2.13%, 04/18/2025(1)(2)	4,537,668
		Dryden Senior Loan Fund
	3,990,000	1.98%, 04/18/2026(1)(2)	3,970,529
	7,900,000	2.11%, 07/15/2026(1)(2)	7,893,680
	2,455,000	Eaton Vance CLO Ltd. 2.08%, 07/15/2026(1)(2)	2,434,255
	250,000	Galaxy CLO Ltd. 2.19%, 01/24/2027(1)(2)	249,426
	4,130,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	4,097,708
		Madison Park Funding Ltd.
	3,735,000	1.92%, 10/23/2025(1)(2)	3,700,855
	2,390,000	2.08%, 01/19/2025(1)(2)	2,377,608
	3,760,000	2.13%, 07/20/2026(1)(2)	3,756,992
		Neuberger Berman CLO Ltd.
	4,245,000	2.09%, 08/04/2025(1)(2)	4,231,076
	3,030,000	2.10%, 04/15/2026(1)(2)	3,021,471
	650,000	Oaktree EIF II Ltd. 2.17%, 02/15/2026(1)(2)	649,022
	4,455,000	OCP CLO Ltd. 2.16%, 04/17/2027(1)(2)	4,441,051
		OZLM Funding Ltd.
	3,880,000	2.13%, 01/17/2026(1)(2)	3,880,101
	3,995,000	2.18%, 04/17/2026(1)(2)	3,971,557
	500,000	Race Point CLO Ltd. 2.14%, 04/15/2027(1)(2)	496,171
	1,555,000	Seneca Park CLO Ltd. 2.11%, 07/17/2026(1)(2)	1,548,250
	2,435,000	Sheridan Square CLO Ltd. 1.80%, 04/15/2025(1)(2)	2,408,132
	1,725,000	Voya CLO Ltd. 2.08%, 07/17/2026(1)(2)	1,716,827

			100,702,541

		United Kingdom - 0.0%
GBP	425,000	Canary Wharf Finance II plc 5.95%, 10/22/2037(3)	759,943

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2%
		Adjustable Rate Mortgage Trust
$	701,785	0.71%, 11/25/2035(2)	$633,285
	230,681	0.94%, 01/25/2036(2)	197,643
	975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	971,104
		Alternative Loan Trust
	849,801	0.71%, 01/25/2036(2)	689,514
	495,780	0.76%, 11/25/2035(2)	405,877
	600,825	0.84%, 10/25/2036(2)	408,595
	528,679	0.94%, 12/25/2035(2)	365,143
	857,759	5.50%, 12/25/2035	733,205
	916,106	5.75%, 05/25/2036	719,145
	436,623	6.00%, 05/25/2036	354,433
	711,608	6.50%, 08/25/2037	473,454
		American Credit Acceptance Receivables Trust
	136,610	1.33%, 07/10/2018(1)	136,523
	1,915,000	3.96%, 05/15/2019(1)	1,922,158
		American Home Mortgage Assets Trust
	124,766	0.56%, 03/25/2047(2)	89,870
	1,052,187	0.63%, 09/25/2046(2)	718,656
	718,151	0.63%, 10/25/2046(2)	487,469
	561,957	1.32%, 10/25/2046(2)	391,841
		AmeriCredit Automobile Receivables Trust
	377,669	1.69%, 11/08/2018	378,086
	1,780,000	2.35%, 12/10/2018	1,780,636
		Banc of America Commercial Mortgage Trust
	2,475,000	3.26%, 09/15/2048(1)(2)	1,334,461
	1,535,328	5.49%, 02/10/2051	1,585,693
		Banc of America Funding Trust
	1,832,862	0.67%, 02/20/2047(2)	1,500,400
	314,061	5.77%, 05/25/2037(2)	275,954
	396,285	5.85%, 01/25/2037(4)	334,028
	701,082	6.05%, 10/25/2036(4)	569,519
		Banc of America Mortgage Trust
	997,223	2.75%, 07/25/2033(2)	994,168
	1,760,257	2.86%, 09/25/2035(2)	1,603,409
		Bear Stearns Adjustable Rate Mortgage Trust
	1,715,985	2.46%, 08/25/2035(2)	1,708,817
	1,390,189	2.90%, 10/25/2035(2)	1,371,986
	1,205,579	2.97%, 07/25/2036(2)	1,035,145
	1,184,694	4.55%, 06/25/2047(2)	1,046,078
		Bear Stearns Alt-A Trust
	635,222	0.76%, 08/25/2036(2)	469,712
	1,926,333	0.94%, 01/25/2036(2)	1,532,884
	704,862	2.84%, 09/25/2035(2)	627,113
		Bear Stearns Mortgage Funding Trust
	2,010,670	0.62%, 10/25/2036(2)	1,538,353
	582,249	0.64%, 02/25/2037(2)	454,049
		Cabela’s Master Credit Card Trust
	1,805,000	1.08%, 08/16/2021(1)(2)	1,802,890
	1,790,000	2.25%, 07/17/2023	1,805,225
	555,000	Capital Auto Receivables Asset Trust 2.43%, 09/21/2020	552,776
		CarMax Auto Owner Trust
	2,410,000	1.88%, 11/15/2019	2,410,599
	1,120,000	1.93%, 11/15/2019	1,119,705
	1,745,000	2.08%, 01/15/2020	1,742,378
	114,487	CD Mortgage Trust 5.89%, 11/15/2044(2)	119,370
	1,935,000	CFCRE Commercial Mortgage Trust 3.83%, 12/15/2047	2,068,100

The accompanying notes are an integral part of these financial statements.

236

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	2,878,767	Chase Mortgage Finance Trust 2.67%, 12/25/2035(2)	$2,608,815
	215,397	ChaseFlex Trust 5.50%, 06/25/2035	188,885
		CHL Mortgage Pass-Through Trust
	1,539,657	1.12%, 03/25/2035(2)	1,224,753
	2,526,571	2.66%, 06/20/2035(2)	2,429,878
	627,961	2.68%, 03/20/2036(2)	557,003
	2,014,976	3.02%, 04/25/2037(2)	1,892,693
	2,145,000	Chrysler Capital Auto Receivables Trust 1.27%, 03/15/2019(1)	2,146,138
		Citigroup Commercial Mortgage Trust
	2,320,000	2.18%, 06/15/2033(1)(2)	2,319,047
	365,000	3.62%, 07/10/2047	390,802
	770,000	4.56%, 03/10/2047(1)(2)	483,382
	574,106	Citigroup Mortgage Loan Trust 2.88%, 07/25/2036(2)	394,873
	1,175,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	1,167,302
	3,537,044	Commercial Mortgage Loan Trust 6.30%, 12/10/2049(2)	3,694,955
		Commercial Mortgage Pass-Through Certificates
	34,607,161	1.01%, 02/10/2047(2)(5)	1,292,695
	1,080,000	4.24%, 02/10/2047(2)	1,208,921
	1,795,000	4.75%, 10/15/2045(1)(2)	1,467,287
		Commercial Mortgage Trust
	2,605,000	2.85%, 10/15/2045	2,695,417
	1,590,000	3.10%, 03/10/2046	1,662,776
	2,415,000	3.46%, 08/10/2055(2)	1,701,180
	2,625,000	3.53%, 12/10/2047	2,799,155
	465,000	3.61%, 06/10/2046(2)	500,983
	1,785,000	3.61%, 10/10/2048	1,893,735
	2,320,000	3.63%, 10/10/2048	2,466,684
	2,140,000	4.02%, 07/10/2045	2,359,606
	2,950,000	4.05%, 04/10/2047	3,250,701
	1,280,000	4.07%, 02/10/2047(2)	1,417,905
	1,885,000	4.73%, 10/15/2045(1)(2)	1,607,113
	618,548	5.44%, 03/10/2039	629,083
	318,469	5.74%, 12/10/2049	332,350
	9,259	6.13%, 07/10/2038(2)	9,257
		Community or Commercial Mortgage Trust
	3,575,000	3.69%, 08/10/2047	3,822,062
	1,880,000	4.38%, 07/10/2045(2)	2,109,241
	1,827,980	Connecticut Avenue Securities 2.44%, 10/25/2023(2)	1,837,295
		Countrywide Alternative Loan Trust
	713,081	0.58%, 04/25/2047(2)	592,470
	902,003	1.24%, 12/25/2035(2)	734,628
		Countrywide Home Loans, Inc.
	1,359,839	2.62%, 11/20/2035(2)	1,210,948
	865,747	2.75%, 09/25/2047(2)	773,443
		CPS Auto Receivables Trust
	496,184	1.64%, 04/16/2018(1)	496,007
	22,837	2.78%, 06/17/2019(1)	22,879
	356,979	CPS Auto Trust 1.94%, 03/16/2020(1)	353,345
		Credit Suisse Commercial Mortgage Trust
	843,224	5.75%, 03/25/2036	775,208
	70,000	6.27%, 02/15/2041(2)	73,057

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	45,616	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	$42,441
		CSAIL Commercial Mortgage Trust
	54,283,127	1.04%, 06/15/2057(2)(5)	2,981,392
	15,052,343	1.11%, 04/15/2050(2)(5)	885,754
	3,560,000	3.81%, 11/15/2048	3,841,301
	2,701,195	CSMC Trust 3.50%, 08/25/2043(1)(2)	2,737,915
	905,850	DB Master Finance LLC 3.26%, 02/20/2045(1)	894,346
	1,200,088	DBUBS Mortgage Trust 1.10%, 11/10/2046(1)(2)(5)	30,562
	1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,811,095
		DSLA Mortgage Loan Trust
	161,399	0.80%, 01/19/2045(2)	137,208
	2,359,468	1.27%, 03/19/2046(2)	1,691,584
	1,700,000	DT Auto Owner Trust 1.88%, 05/15/2019(1)	1,688,670
		Enterprise Fleet Financing LLC
	228,722	0.93%, 04/20/2018(1)	228,631
	2,010,000	1.51%, 03/20/2019(1)	2,010,620
	1,500,000	2.09%, 02/22/2021(1)	1,493,733
	975,228	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(1)	971,721
	1,297,168	First Investors Automotive Owner Trust 1.49%, 01/15/2020(1)	1,295,494
	500,000	Ford Credit Floorplan Master Owner Trust A 1.69%, 09/15/2019	500,910
		FREMF Mortgage Trust
	1,195,000	3.51%, 07/25/2022(1)(2)	1,113,349
	1,190,000	3.85%, 10/25/2048(1)(2)	1,065,478
	825,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	805,012
		GMAC Mortgage Corp. Loan Trust
	519,360	3.10%, 09/19/2035(2)	476,050
	851,610	3.31%, 04/19/2036(2)	724,202
	1,260,000	GreatAmerica Leasing Receivables 1.86%, 08/15/2020(1)	1,259,467
		Green Tree Agency Advance Funding Trust I
	975,000	3.10%, 10/15/2048(1)	974,815
	1,705,000	3.19%, 10/15/2046(1)	1,702,954
		GreenPoint Mortgage Funding Trust
	608,360	0.60%, 02/25/2037(2)	502,705
	588,202	0.70%, 10/25/2045(2)	503,068
		GS Mortgage Securities Trust
	3,750,000	3.27%, 11/10/2048	2,852,455
	2,470,000	3.38%, 05/10/2045	2,612,709
	5,500,000	3.38%, 05/10/2050	5,757,935
	2,330,000	3.58%, 06/10/2047(1)	1,347,468
	615,000	3.67%, 04/10/2047(1)	454,903
	1,742,000	3.72%, 01/10/2047(1)	955,302
	3,375,000	4.07%, 01/10/2047	3,705,463
	2,650,000	4.66%, 11/10/2047(1)(2)	2,080,661
	1,300,000	5.03%, 04/10/2047(1)(2)	1,016,222
		GSAA Home Equity Trust
	694,685	0.49%, 12/25/2046(2)	433,855
	3,258,538	0.51%, 12/25/2046(2)	1,584,116
	1,642,333	0.52%, 02/25/2037(2)	870,816

The accompanying notes are an integral part of these financial statements.

237

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	2,636,575	0.54%, 03/25/2037(2)	$1,371,021
	2,516,096	0.56%, 05/25/2047(2)	1,843,043
	1,290,296	0.62%, 11/25/2036(2)	652,617
	1,094,455	0.66%, 05/25/2047(2)	764,495
	1,805,468	0.67%, 04/25/2047(2)	1,100,542
	1,924,790	0.76%, 04/25/2047(2)	1,184,103
	726,554	5.88%, 09/25/2036(4)	361,461
	560,902	5.99%, 06/25/2036(2)	276,064
		GSR Mortgage Loan Trust
	839,116	2.82%, 07/25/2035(2)	776,465
	1,706,817	2.85%, 10/25/2035(2)	1,498,843
	4,303,821	3.01%, 01/25/2036(2)	3,951,797
	287,561	3.11%, 05/25/2037(2)	233,940
		HarborView Mortgage Loan Trust
	1,812,921	0.63%, 01/19/2038(2)	1,441,738
	2,867,231	0.68%, 12/19/2036(2)	1,964,119
	219,449	0.77%, 09/19/2035(2)	175,320
	1,865,181	1.14%, 01/19/2035(2)	1,227,831
	495,112	1.44%, 10/25/2037(2)	420,040
	888,580	Hilton USA Trust 3.19%, 11/05/2030(1)(2)	888,009
	1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,063,697
	540,000	Hyundai Automotive Receivables Trust 2.10%, 11/15/2019	537,334
	717,372	Impac CMB Trust 1.24%, 10/25/2034(2)	656,732
		IndyMac INDA Mortgage Loan Trust
	326,643	2.90%, 09/25/2036(2)	255,734
	1,335,836	2.94%, 12/25/2036(2)	1,168,200
		IndyMac Index Mortgage Loan Trust
	1,606,770	0.64%, 10/25/2036(2)	1,286,198
	84,098	0.68%, 07/25/2035(2)	72,570
	784,563	0.72%, 07/25/2035(2)	633,041
	1,586,915	0.84%, 07/25/2046(2)	879,652
	498,336	2.78%, 08/25/2035(2)	370,854
	1,535,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	1,211,444
		JP Morgan Chase Commercial Mortgage Securities Trust
	4,833,259	1.94%, 02/12/2051(2)	4,659,531
	3,059,000	2.73%, 10/15/2045(1)(2)	2,166,476
	950,000	2.83%, 10/15/2045	980,093
	700,000	4.00%, 08/15/2046(1)(2)	561,340
	2,825,000	4.17%, 08/15/2046	3,081,131
	1,910,000	4.81%, 10/15/2045(1)(2)	1,731,323
	4,504,682	5.89%, 02/12/2049(2)	4,623,355
		JP Morgan Mortgage Trust
	1,027,257	2.56%, 11/25/2035(2)	949,003
	1,968,586	2.66%, 08/25/2036(2)	1,698,835
	358,015	2.85%, 10/25/2036(2)	334,244
	2,818,493	2.86%, 02/25/2035(2)	2,845,344
	1,645,394	2.90%, 05/25/2036(2)	1,477,964
	1,926,583	3.00%, 09/25/2044(1)	1,938,166
	232,279	6.00%, 01/25/2037	192,383
		JPMBB Commercial Mortgage Securities Trust
	69,932,543	1.02%, 09/15/2047(2)(5)	2,838,051
	1,785,000	3.60%, 11/15/2048	1,889,369
	845,000	3.78%, 08/15/2047	915,504
	2,340,000	3.88%, 10/15/2048(1)(2)	1,669,913

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	251,363	LB-UBS Commercial Mortgage Trust 5.43%, 02/15/2040	$256,108
		Lehman XS Trust
	769,502	0.63%, 11/25/2046(2)	594,956
	1,049,587	1.29%, 09/25/2047(2)	843,746
	1,597,294	Long Beach Mortgage Loan Trust 1.06%, 08/25/2033(2)	1,428,883
		LSTAR Securities Investment Trust
	2,832,141	2.43%, 01/01/2020(1)(2)	2,791,075
	969,517	2.43%, 03/01/2020(1)(2)	951,905
	3,243,810	2.43%, 05/01/2020(1)(2)	3,166,215
	1,354,575	2.43%, 08/01/2020(1)(2)	1,322,647
	3,192,935	2.43%, 12/01/2021(1)(2)	3,138,588
	2,471,937	2.44%, 04/01/2020(1)(2)	2,400,869
	1,543,618	3.53%, 09/01/2021(1)(2)	1,550,832
	862,055	Luminent Mortgage Trust 0.70%, 11/25/2035(2)	768,116
	1,026,868	MASTR Adjustable Rate Mortgages Trust 0.68%, 05/25/2037(2)	634,229
		Merrill Lynch Mortgage Investors Trust
	5,055,158	2.42%, 12/25/2034(2)	5,045,812
	155,446	2.56%, 05/25/2033(2)	149,655
	1,093,011	2.84%, 07/25/2035(2)	861,238
	1,699,908	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(2)	1,448,634
		Morgan Stanley Bank of America Merrill Lynch Trust
	13,283,910	1.28%, 10/15/2048(2)(5)	990,621
	1,480,000	2.92%, 02/15/2046	1,525,133
	3,840,000	3.06%, 10/15/2048(1)	2,602,890
	2,090,000	3.13%, 12/15/2048	2,177,222
	2,930,000	4.22%, 07/15/2046(2)	3,235,788
	1,505,000	4.50%, 08/15/2045(1)	1,057,824
		Morgan Stanley Capital I Trust
	2,990,449	3.24%, 03/15/2045	3,138,605
	1,555,000	5.35%, 07/15/2049(1)(2)	1,199,147
	1,402,069	5.57%, 12/15/2044	1,453,959
	100,000	5.60%, 09/15/2047(1)(2)	111,795
	48,695	5.82%, 06/11/2042(2)	50,663
	2,728,000	6.46%, 01/11/2043(1)(2)	2,623,892
	512,641	6.46%, 01/11/2043(2)	544,071
		Morgan Stanley Mortgage Loan Trust
	1,849,287	0.61%, 11/25/2036(2)	797,397
	572,374	2.72%, 06/25/2037(2)	372,419
	217,112	3.00%, 05/25/2036(2)	154,022
	913,784	Morgan Stanley Re-Remic Trust 5.99%, 08/15/2045(1)(2)	932,144
		Nationstar HECM Loan Trust
	960,306	2.88%, 11/25/2025(1)	958,655
	1,235,868	3.84%, 05/25/2018(1)	1,235,621
	3,525,000	New Residential Advance Receivables Trust 2.32%, 08/15/2046(1)	3,520,842
	1,000,477	Newstar Commercial Lease Funding LLC 3.27%, 04/15/2019(1)	996,880
	892,976	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(2)	663,903
		NRZ Advance Receivables Trust
	2,755,000	3.20%, 11/15/2047(1)	2,744,297
	3,220,000	3.30%, 08/17/2048(1)	3,239,372

The accompanying notes are an integral part of these financial statements.

238

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
		Ocwen Master Advance Receivables Trust
$	3,905,000	3.21%, 11/15/2047(1)	$3,905,640
	1,715,000	3.52%, 09/17/2046(1)	1,712,690
	845,000	OneMain Financial Issuance Trust 3.66%, 02/20/2029(1)	840,622
	435,404	Prime Mortgage Trust 5.50%, 06/25/2036	403,576
	804,344	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	723,804
	3,221,562	Renaissance Home Equity Loan Trust 0.96%, 03/25/2034(2)	3,087,815
		Residential Accredit Loans, Inc.
	879,023	0.74%, 04/25/2036(2)	589,487
	876,946	1.18%, 09/25/2046(2)	608,496
	1,980,011	1.64%, 11/25/2037(2)	1,280,832
	507,582	Residential Asset Securitization Trust 0.89%, 03/25/2035(2)	392,339
		Residential Funding Mortgage Securities, Inc.
	3,322,017	2.92%, 08/25/2035(2)	2,481,522
	677,268	3.40%, 04/25/2037(2)	571,222
	152,943	5.75%, 01/25/2036	123,180
	204,867	6.00%, 04/25/2037	180,044
	256,603	6.00%, 07/25/2037	230,389
		Sequoia Mortgage Trust
	2,234,370	1.10%, 06/20/2033(2)	2,115,481
	759,463	4.83%, 07/20/2037(2)	673,532
		SFAVE Commercial Mortgage Securities Trust
	1,935,000	3.87%, 01/05/2043(1)(2)	1,846,355
	3,665,000	4.14%, 01/05/2043(1)(2)	3,512,545
	2,009,476	Skopos Auto Receivables Trust 3.55%, 02/17/2020(1)	2,007,304
	1,691,944	Social Professional Loan Program 2.72%, 10/27/2036(1)	1,688,575
	1,472,084	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	1,475,507
		Springleaf Funding Trust
	1,546,126	2.41%, 12/15/2022(1)	1,545,689
	2,205,000	3.16%, 11/15/2024(1)	2,207,500
	3,215,000	3.48%, 05/15/2028(1)	3,075,840
		Springleaf Mortgage Loan Trust
	1,492,312	1.78%, 12/25/2065(1)(2)	1,491,655
	3,065,000	2.31%, 06/25/2058(1)(2)	3,065,348
	1,725,000	3.14%, 06/25/2058(1)(2)	1,724,795
	920,000	3.52%, 12/25/2065(1)(2)	921,796
	2,770,000	3.79%, 09/25/2057(1)(2)	2,786,735
		Structured Adjustable Rate Mortgage Loan Trust
	1,005,150	0.74%, 09/25/2034(2)	865,402
	2,023,425	2.85%, 06/25/2035(2)	1,759,426
	606,917	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(2)	457,640
	1,430,257	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,367,172
	340,315	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs 2.98%, 11/25/2033(2)	333,097
	884,917	TAL Advantage LLC 2.83%, 02/22/2038(1)	835,222

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	1,944,272	Terwin Mortgage Trust 1.38%, 12/25/2034(2)	$1,895,641
	1,236,436	Thornburg Mortgage Securities Trust 2.53%, 04/25/2045(2)	1,218,119
		Towd Point Mortgage Trust
	1,165,830	2.75%, 04/25/2055(1)(2)	1,166,937
	2,588,084	2.75%, 04/26/2055(1)(2)	2,587,464
	1,216,050	2.75%, 05/25/2055(1)(2)	1,216,988
	2,095,017	3.00%, 03/25/2054(1)(2)	2,113,920
		UBS-Barclays Commercial Mortgage Trust
	5,950,000	3.19%, 03/10/2046	6,215,689
	1,095,000	4.22%, 03/10/2046(1)(2)	751,118
		WaMu Mortgage Pass-Through Certificates Trust
	1,032,039	0.86%, 06/25/2044(2)	916,959
	2,377,593	0.86%, 07/25/2044(2)	2,249,512
	261,309	1.17%, 12/25/2046(2)	202,163
	1,973,732	1.98%, 01/25/2037(2)	1,628,618
	914,239	2.17%, 11/25/2046(2)	808,691
	2,079,677	2.22%, 06/25/2037(2)	1,766,750
	2,440,220	2.46%, 10/25/2036(2)	2,105,734
	953,346	4.23%, 08/25/2036(2)	841,532
	2,552,833	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.53%, 02/25/2037(2)	1,621,392
		Wells Fargo Commercial Mortgage Trust
	2,845,000	2.88%, 05/15/2048(1)(2)	1,421,275
	3,900,000	2.92%, 10/15/2045	4,038,901
	1,890,000	3.36%, 09/15/2058(1)	1,108,780
	375,000	4.24%, 05/15/2048(2)	287,337
		Wells Fargo Mortgage Backed Securities Trust
	389,363	2.74%, 10/25/2036(2)	356,577
	706,560	2.78%, 12/28/2037(2)	632,631
	1,745,000	2.84%, 10/25/2035(2)	1,661,421
		Westlake Automobile Receivables Trust
	944,484	1.17%, 03/15/2018(1)	943,620
	3,440,000	2.45%, 01/15/2021(1)	3,398,697
	1,765,000	3.29%, 09/15/2021(1)	1,771,177
	1,830,000	4.40%, 05/17/2021(1)	1,819,771
		WF-RBS Commercial Mortgage Trust
	15,571,278	1.58%, 03/15/2047(2)(5)	1,042,754
	915,000	3.07%, 03/15/2045	953,082
	1,825,000	3.63%, 11/15/2047	1,952,409
	2,405,000	4.00%, 05/15/2047	2,638,587
	830,000	4.90%, 06/15/2044(1)(2)	934,875
	515,000	5.00%, 06/15/2044(1)(2)	440,580
	810,000	5.00%, 04/15/2045(1)(2)	545,859
	935,000	5.75%, 04/15/2045(1)(2)	922,771
	395,160	WFRBS Commercial Mortgage Trust 4.10%, 03/15/2047	436,190
	535,000	World Omni Auto Receivables Trust 2.15%, 08/15/2022	532,424

			393,630,606

		Total Asset & Commercial Mortgage Backed Securities (cost $501,041,741)	$495,504,178

The accompanying notes are an integral part of these financial statements.

239

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5%
		Australia - 0.1%
$	4,000,000	BHP Billiton Finance USA Ltd. 1.63%, 02/24/2017	$4,012,000
	450,000	Rio Tinto Finance USA Ltd. 6.50%, 07/15/2018	494,636

			4,506,636

		Bermuda - 0.0%
	560,000	AircastleLtd. 5.00%, 04/01/2023	570,170

		British Virgin Islands - 0.0%
	515,000	Gerdau Trade, Inc. 4.75%, 04/15/2023(1)	443,544

		Canada - 0.3%
	4,600,000	ConocoPhillips Canada Funding Co. I 5.63%, 10/15/2016	4,695,123
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(1)	860,924
	1,370,000	7.00%, 03/31/2024(1)	1,075,450
	90,000	New Gold, Inc. 6.25%, 11/15/2022(1)	82,800
	1,300,000	Telesat Canada / Telesat LLC 6.00%, 05/15/2017(1)	1,298,440
	2,740,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	1,972,800
		Valeant Pharmaceuticals International, Inc.
	2,075,000	5.88%, 05/15/2023(1)	1,737,813
	400,000	6.13%, 04/15/2025(1)	334,152

			12,057,502

		France - 0.2%
	2,555,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(6)	2,612,487
	4,220,000	Credit Agricole S.A. 8.13%, 12/23/2025(1)(2)(6)	4,357,150

			6,969,637

		Ireland - 0.3%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	4,300,000	4.50%, 05/15/2021	4,439,750
	535,000	4.63%, 10/30/2020	556,400
		Ardagh Packaging Finance plc
	1,091,000	7.25%, 05/15/2024(1)	1,091,000
	2,060,000	9.13%, 10/15/2020(1)	2,165,575
EUR	850,000	9.25%, 10/15/2020(3)	1,021,948

			9,274,673

		Italy - 0.1%
		Intesa Sanpaolo S.p.A.
$	430,000	7.70%, 09/17/2025(1)(2)(6)	397,750
EUR	1,300,000	9.50%, 06/01/2016(2)(3)(6)	1,497,440

			1,895,190

		Japan - 0.0%
$	1,230,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	1,243,161

		Jersey - 0.0%
EUR	785,000	Lincoln Finance Ltd. 6.88%, 04/15/2021(1)	962,909

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		Luxembourg - 0.9%
$	13,225,000	Actavis Funding SCS 1.85%, 03/01/2017	$13,271,063
		Altice Financing S.A.
EUR	1,185,000	6.50%, 01/15/2022(3)	1,451,867
$	3,845,000	7.50%, 05/15/2026(1)	3,862,879
		ArcelorMittal
	1,100,000	6.50%, 03/01/2021	1,124,750
	825,000	7.25%, 02/25/2022	867,797
EUR	531,906	Ardagh Finance Holdings S.A. 8.38%, 06/15/2019(1)(7)	631,594
$	7,800,000	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is 5.63%, 12/15/2016(1)	7,780,500
EUR	1,005,000	Cirsa Funding Luxembourg S.A. 5.75%, 05/15/2021(1)	1,169,004
	1,160,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(1)	1,296,712

			31,456,166

		Mexico - 0.5%
		Cemex S.A.B. de C.V.
$	2,500,000	5.88%, 03/25/2019(3)	2,556,000
	2,245,000	6.13%, 05/05/2025(1)	2,205,712
	200,000	7.75%, 04/16/2026(1)	213,000
	10,175,000	Petroleos Mexicanos 5.75%, 03/01/2018	10,666,249

			15,640,961

		Netherlands - 0.6%
	200,000	AerCap Aviation Solutions B.V. 6.38%, 05/30/2017	207,500
	4,000,000	Cimpress N.V. 7.00%, 04/01/2022(1)	4,040,000
	1,445,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,488,350
	440,000	NXP B.V. / NXP Funding LLC 3.75%, 06/01/2018(1)	450,450
		Petrobras Global Finance B.V.
	2,265,000	4.38%, 05/20/2023	1,788,217
	1,555,000	5.63%, 05/20/2043	1,105,994
		Shell International Finance B.V.
	7,100,000	1.90%, 08/10/2018	7,195,147
	2,865,000	2.00%, 11/15/2018	2,917,066

			19,192,724

		Spain - 0.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(2)(3)(6)	1,685,514
$	2,800,000	9.00%, 05/09/2018(2)(3)(6)	2,893,100
EUR	3,000,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(6)	3,010,051
	3,390,000	NH Hotel Group S.A. 6.88%, 11/15/2019(1)	4,270,670

			11,859,335

		Switzerland - 0.2%
	2,000,000	Credit Suisse AG 5.75%, 09/18/2025(2)(3)	2,452,886
$	3,270,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(3)(6)	3,008,400

			5,461,286

The accompanying notes are an integral part of these financial statements.

240

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United Kingdom - 1.5%
		Anglo American Capital plc
$	1,685,000	4.88%, 05/14/2025(1)	$1,538,068
	285,000	9.38%, 04/08/2019(1)	312,075
		Barclays Bank plc
	2,180,000	1.13%, 06/13/2016(2)(6)	1,155,400
GBP	550,000	14.00%, 06/15/2019(2)(3)(6)	999,519
		BP Capital Markets plc
$	8,485,000	1.04%, 11/07/2016(2)	8,488,784
	6,475,000	1.26%, 09/26/2018(2)	6,433,690
	4,225,000	1.38%, 11/06/2017	4,236,509
	2,620,000	HSBC Bank plc 1.19%, 09/30/2016(2)(6)	1,387,521
	6,190,000	Imperial Brands Finance plc 2.05%, 02/11/2018(3)	6,224,775
EUR	1,590,000	Ineos Finance plc 4.00%, 05/01/2023(1)	1,777,390
GBP	625,000	Lloyds Banking Group plc 7.00%, 06/27/2019(2)(3)(6)	884,473
		National Westminster Bank plc
$	1,270,000	1.13%, 07/11/2016(2)(6)	685,800
EUR	725,000	1.91%, 07/05/2016(2)(6)	754,408
GBP	1,050,000	Nationwide Building Society 6.88%, 06/20/2019(2)(3)(6)	1,449,827
$	435,000	Rio Tinto Finance USA plc 2.25%, 12/14/2018	440,277
	1,430,000	Royal Bank of Scotland Group plc 7.50%, 08/10/2020(2)(6)	1,333,475
		Tesco plc
	2,925,000	2.70%, 01/05/2017(3)	2,934,813
	6,775,000	5.50%, 11/15/2017(1)	7,101,806
		Tullow Oil plc
	545,000	6.00%, 11/01/2020(1)	436,000
	1,745,000	6.25%, 04/15/2022(1)	1,396,000
GBP	1,225,000	Virgin Media Secured Finance plc 5.50%, 01/15/2021	1,897,304
	935,000	Vougeot Bidco plc 7.88%, 07/15/2020(3)	1,427,312
EUR	810,000	Worldpay Finance plc 3.75%, 11/15/2022(1)	971,547

			54,266,773

		United States - 17.5%
$	4,200,000	21st Century Fox America, Inc. 8.00%, 10/17/2016	4,331,926
		Activision Blizzard, Inc.
	7,135,000	5.63%, 09/15/2021(1)	7,509,587
	7,145,000	6.13%, 09/15/2023(1)	7,779,119
	2,990,000	Advanced Micro Devices, Inc. 6.75%, 03/01/2019	2,519,075
		AK Steel Corp.
	585,000	7.63%, 05/15/2020	497,250
	955,000	7.63%, 10/01/2021	787,875
	440,000	8.38%, 04/01/2022	346,500
	2,815,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	3,012,050
		Alere, Inc.
	2,770,000	6.38%, 07/01/2023(1)	2,825,400
	1,970,000	6.50%, 06/15/2020	1,950,300
	1,050,000	7.25%, 07/01/2018	1,073,625
		Ally Financial, Inc.
	6,125,000	3.25%, 02/13/2018	6,125,000
	1,580,000	8.00%, 12/31/2018	1,728,125

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
		American Builders & Contractors Supply Co., Inc.
$	220,000	5.63%, 04/15/2021(1)	$227,700
	680,000	5.75%, 12/15/2023(1)	712,300
	9,225,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	9,215,323
	575,000	Amsurg Corp. 5.63%, 07/15/2022	590,094
		Anadarko Petroleum Corp.
	1,615,000	4.50%, 07/15/2044	1,392,459
	165,000	4.85%, 03/15/2021	172,108
	110,000	5.55%, 03/15/2026	117,906
	1,025,000	5.95%, 09/15/2016	1,044,884
	1,652,000	6.38%, 09/15/2017	1,754,021
	190,000	6.60%, 03/15/2046	215,049
	4,465,000	Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	4,706,534
		Antero Resources Corp.
	380,000	5.38%, 11/01/2021	367,650
	980,000	5.63%, 06/01/2023	950,600
	1,505,000	Aramark Services, Inc. 5.75%, 03/15/2020	1,553,912
	90,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	92,025
	800,000	Ashtead Capital, Inc. 6.50%, 07/15/2022(1)	844,000
	70,000	Avnet, Inc. 6.63%, 09/15/2016	71,219
		Bank of America Corp.
EUR	1,800,000	0.43%, 05/23/2017(2)	2,055,938
$	8,500,000	2.00%, 01/11/2018	8,539,372
	4,700,000	6.88%, 04/25/2018	5,153,879
	8,985,000	Berkshire Hathaway Finance Corp. 1.70%, 03/15/2019	9,111,203
	2,045,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	1,809,825
	15,675,000	BMW US Capital LLC 1.50%, 04/11/2019(1)	15,708,027
	930,000	Boyd Gaming Corp. 6.38%, 04/01/2026(1)	950,925
	1,833,000	Builders FirstSource, Inc. 7.63%, 06/01/2021(1)	1,929,232
	2,665,000	California Resources Corp. 8.00%, 12/15/2022(1)	1,832,187
	1,300,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.38%, 06/01/2020	1,348,100
		CCO Safari II LLC
	1,225,000	4.91%, 07/23/2025(1)	1,320,608
	720,000	6.83%, 10/23/2055(1)	827,531
		CDW LLC / CDW Finance Corp.
	1,360,000	5.00%, 09/01/2023	1,392,803
	925,000	6.00%, 08/15/2022	990,333
	2,340,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	2,106,000
	4,090,000	Celgene Corp. 2.25%, 05/15/2019	4,137,379
	3,875,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020(1)	3,967,147

The accompanying notes are an integral part of these financial statements.

241

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
$	25,000	Change Healthcare Holdings, Inc. 11.00%, 12/31/2019	$26,609
		Chemours Co.
	570,000	6.63%, 05/15/2023(1)	498,750
	215,000	7.00%, 05/15/2025(1)	186,513
	1,150,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(7)	552,000
	13,650,000	Citigroup, Inc. 1.70%, 04/27/2018	13,654,231
	10,280,000	Citizens Bank NA/Providence RI 2.50%, 03/14/2019	10,396,164
		CNH Industrial Capital LLC
	3,760,000	4.38%, 11/06/2020	3,736,500
	1,665,000	6.25%, 11/01/2016	1,696,219
		Community Health Systems, Inc.
	610,000	5.13%, 08/15/2018	617,625
	4,350,000	6.88%, 02/01/2022	3,936,750
	1,930,000	7.13%, 07/15/2020	1,862,990
	1,865,000	Concho Resources, Inc. 5.50%, 04/01/2023	1,878,987
		Continental Resources, Inc.
	1,585,000	3.80%, 06/01/2024	1,351,212
	200,000	4.50%, 04/15/2023	178,625
	2,070,000	4.90%, 06/01/2044	1,666,350
	480,000	5.00%, 09/15/2022	448,200
	1,530,000	Cox Communications, Inc. 5.88%, 12/01/2016(1)	1,566,562
EUR	200,000	Deutsche Postbank Funding Trust 5.98%, 06/29/2017(2)(3)(6)	230,098
$	2,900,000	DISH DBS Corp. 4.25%, 04/01/2018	2,958,000
		Dollar Tree, Inc.
	230,000	5.25%, 03/01/2020(1)	238,913
	1,130,000	5.75%, 03/01/2023(1)	1,206,614
	2,160,000	Dominion Resources, Inc. 1.90%, 06/15/2018	2,170,014
	4,300,000	Ecolab, Inc. 3.00%, 12/08/2016	4,351,402
		Endo Finance LLC
	615,000	6.00%, 07/15/2023(1)	603,469
	3,675,000	6.00%, 02/01/2025(1)	3,509,625
	1,010,000	Energen Corp. 4.63%, 09/01/2021	939,300
	1,620,000	Energy Transfer Equity L.P. 5.50%, 06/01/2027	1,390,397
	565,000	Entegris, Inc. 6.00%, 04/01/2022(1)	581,950
	435,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	442,613
	55,000	Equinix, Inc. 4.88%, 04/01/2020	57,255
	150,000	Exelon Corp. 1.55%, 06/09/2017	149,970
	8,815,000	Exxon Mobil Corp. 1.71%, 03/01/2019	8,936,312
	1,485,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,533,262
	9,720,000	Fifth Third Bank 2.30%, 03/15/2019	9,807,879

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
		First Data Corp.
$	3,760,000	5.75%, 01/15/2024(1)	$3,816,400
	1,655,000	7.00%, 12/01/2023(1)	1,700,512
		Ford Motor Credit Co. LLC
	9,950,000	1.50%, 01/17/2017	9,968,407
	4,625,000	4.25%, 02/03/2017	4,723,383
	7,811,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	8,279,660
	435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	473,606
		Frontier Communications Corp.
	1,015,000	10.50%, 09/15/2022(1)	1,044,303
	1,240,000	11.00%, 09/15/2025(1)	1,252,400
	4,600,000	GATX Corp. 1.25%, 03/04/2017	4,577,736
		General Motors Financial Co., Inc.
	8,500,000	2.40%, 04/10/2018	8,552,547
	245,000	2.75%, 05/15/2016	245,141
	11,675,000	4.75%, 08/15/2017	12,126,811
		GenOn Americas Generation LLC
	1,910,000	8.50%, 10/01/2021	1,270,150
	605,000	9.13%, 05/01/2031	397,788
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	76,688
	1,290,000	5.38%, 04/15/2026	1,344,825
		Goldman Sachs Group, Inc.
	1,165,000	2.00%, 04/25/2019	1,168,573
	7,050,000	5.95%, 01/18/2018	7,543,021
	475,000	H&E Equipment Services, Inc. 7.00%, 09/01/2022	479,750
	1,800,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,955,700
	2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,454,100
	535,000	HCP, Inc. 6.30%, 09/15/2016	544,196
		HD Supply, Inc.
	515,000	5.75%, 04/15/2024(1)	540,106
	575,000	7.50%, 07/15/2020	610,219
		Hertz Corp.
	946,000	7.38%, 01/15/2021(1)	975,563
	430,000	7.50%, 10/15/2018	437,207
	6,200,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	6,457,610
	2,698,660	Homer City Generation L.P. 8.73%, 10/01/2026(7)	1,565,223
		IMS Health, Inc.
EUR	2,755,000	4.13%, 04/01/2023(1)	3,123,068
$	2,845,000	6.00%, 11/01/2020(1)	2,916,125
	845,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(7)	711,913
	1,730,000	Infor US, Inc. 6.50%, 05/15/2022	1,596,807
		International Lease Finance Corp.
	3,255,000	5.75%, 05/15/2016	3,257,051
	1,015,000	5.88%, 04/01/2019	1,088,587
	1,915,000	8.75%, 03/15/2017	2,016,495
	255,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	262,650

The accompanying notes are an integral part of these financial statements.

242

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
$	14,675,000	JPMorgan Chase & Co. 1.85%, 03/22/2019	$14,734,786
	220,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	225,225
	1,850,000	Kansas City Southern 1.33%, 10/28/2016(1)(2)	1,836,948
		KB Home
	1,685,000	7.00%, 12/15/2021	1,718,700
	75,000	7.50%, 09/15/2022	76,568
	1,075,000	8.00%, 03/15/2020	1,161,000
	6,155,000	Kraft Heinz Foods Co. 1.60%, 06/30/2017(1)	6,175,145
	190,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	200,925
		Laredo Petroleum, Inc.
	1,065,000	5.63%, 01/15/2022	979,800
	2,520,000	6.25%, 03/15/2023	2,349,900
	430,000	7.38%, 05/01/2022	421,400
	680,000	Lennar Corp. 4.88%, 12/15/2023	690,200
	830,000	LifePoint Health, Inc. 5.88%, 12/01/2023	869,425
	3,625,000	LIN Television Corp. 6.38%, 01/15/2021	3,788,125
	3,970,000	M/I Homes, Inc. 6.75%, 01/15/2021	3,970,000
		Macy’s Retail Holdings, Inc.
	3,800,000	5.90%, 12/01/2016	3,903,839
	350,000	7.45%, 10/15/2016	359,672
	285,000	Matador Resources Co. 6.88%, 04/15/2023	286,425
	3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	2,982,750
	900,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	931,500
	615,000	MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc. 5.63%, 05/01/2024(1)	641,138
	1,100,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	1,152,250
	10,775,000	Molson Coors Brewing Co. 2.00%, 05/01/2017	10,838,141
		Morgan Stanley
EUR	5,000,000	1.75%, 03/11/2024	5,787,085
$	3,035,000	3.88%, 04/29/2024	3,191,979
	5,850,000	6.25%, 08/28/2017	6,205,405
	2,900,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	3,527,601
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,018,875
	456,000	7.88%, 10/01/2020	437,760
	680,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(6)	703,800
		Neptune Finco Corp.
	1,830,000	10.13%, 01/15/2023(1)	2,008,425
	1,695,000	10.88%, 10/15/2025(1)	1,885,687
	1,800,000	Netflix, Inc. 5.88%, 02/15/2025	1,886,400

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
		NextEra Energy Capital Holdings, Inc.
$	6,715,000	1.59%, 06/01/2017	$6,727,409
	5,190,000	2.30%, 04/01/2019	5,252,737
		Nissan Motor Acceptance Corp.
	9,430,000	1.43%, 04/06/2018(1)(2)	9,426,417
	15,775,000	2.00%, 03/08/2019(1)	15,867,363
	355,000	Noble Energy, Inc. 8.25%, 03/01/2019	397,191
	650,000	Nortek, Inc. 8.50%, 04/15/2021	676,000
	1,790,000	Omnicom Group, Inc. 4.45%, 08/15/2020	1,962,395
	320,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	327,200
	1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,494,779
	465,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	464,419
	15,540,000	PNC Bank NA 1.95%, 03/04/2019	15,707,972
	1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	1,871,100
	2,800,000	QEP Resources, Inc. 5.25%, 05/01/2023	2,632,000
	1,965,000	Radian Group, Inc. 7.00%, 03/15/2021	2,095,181
	12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	14,361,505
	1,850,000	Rice Energy, Inc. 6.25%, 05/01/2022	1,831,500
		Rite Aid Corp.
	925,000	6.13%, 04/01/2023(1)	985,708
	135,000	7.70%, 02/15/2027	164,025
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	129,063
	9,350,000	Sempra Energy 6.50%, 06/01/2016	9,388,587
	55,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	53,625
		SM Energy Co.
	220,000	5.00%, 01/15/2024	183,150
	20,000	5.63%, 06/01/2025	16,800
	185,000	6.13%, 11/15/2022	167,425
	125,000	6.50%, 11/15/2021	116,250
	5,235,000	Southern Co. 2.45%, 09/01/2018	5,339,475
	10,060,000	Southern Power Co. 1.85%, 12/01/2017	10,127,090
	125,000	Sovereign Capital Trust 7.91%, 06/13/2036	125,573
		Springleaf Finance Corp.
	225,000	5.25%, 12/15/2019	213,469
	2,261,000	5.75%, 09/15/2016	2,277,713
	515,000	7.75%, 10/01/2021	508,563
	1,795,000	8.25%, 12/15/2020	1,851,094
	75,000	Sprint Communications, Inc. 9.00%, 11/15/2018(1)	79,313
	1,845,000	Sprint Corp. 7.13%, 06/15/2024	1,383,750
	915,000	Standard Industries, Inc. 5.13%, 02/15/2021(1)	951,600

The accompanying notes are an integral part of these financial statements.

243

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
$	2,850,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	$2,892,750
	1,805,000	Sun Products Corp. 7.75%, 03/15/2021(1)	1,701,212
	1,706,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	844,470
	785,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	800,700
	5,440,000	TEGNA, Inc. 6.38%, 10/15/2023	5,875,200
		Tenet Healthcare Corp.
	1,975,000	5.00%, 03/01/2019	1,955,250
	1,230,000	6.75%, 06/15/2023	1,214,625
	925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(8)	309,875
		Time Warner Cable, Inc.
	9,436,000	5.85%, 05/01/2017	9,839,578
	4,680,000	8.25%, 04/01/2019	5,493,908
	4,685,000	8.75%, 02/14/2019	5,527,035
	2,030,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	2,159,412
	975,000	Tribune Media Co. 5.88%, 07/15/2022	970,125
	19,325,000	UBS Preferred Funding Trust V 6.24%, 05/15/2016(2)(6)	19,350,122
	3,120,000	United Rentals North America, Inc. 4.63%, 07/15/2023	3,108,300
		United States Steel Corp.
	410,000	6.88%, 04/01/2021	357,725
	1,790,000	7.38%, 04/01/2020	1,687,075
	265,000	7.50%, 03/15/2022	231,213
	5,025,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	5,039,301
	3,895,000	Verizon Communications, Inc. 2.38%, 09/14/2018(2)	3,998,568
	795,000	Vizient, Inc. 10.38%, 03/01/2024(1)	858,600
	14,475,000	Wells Fargo Bank NA 1.65%, 01/22/2018	14,593,174
		WPX Energy, Inc.
	1,385,000	5.25%, 09/15/2024	1,166,170
	2,305,000	6.00%, 01/15/2022	2,074,500
		Zayo Group LLC / Zayo Capital, Inc.
	1,600,000	6.00%, 04/01/2023	1,644,000
	1,280,000	6.38%, 05/15/2025(1)	1,331,200
		ZF North America Capital, Inc.
	410,000	4.50%, 04/29/2022(1)	419,729
	980,000	4.75%, 04/29/2025(1)	993,475
	3,750,000	ZFS Finance USA Trust V 6.50%, 05/09/2067(1)(2)	3,759,375

			612,910,773

		Total Corporate Bonds (cost $791,764,798)	$788,711,440

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 48.3%
		Argentina - 0.1%
		Argentine Republic Government International Bond
$	960,000	6.88%, 04/22/2021(1)	$988,800
	2,865,000	7.50%, 04/22/2026(1)	2,907,975

			3,896,775

		Australia - 8.8%
		Australia Government Bond
AUD	53,755,000	1.75%, 11/21/2020(3)	40,429,181
	110,665,000	2.75%, 10/21/2019(3)	86,546,350
	93,065,000	3.25%, 10/21/2018(3)	73,116,212
	36,085,000	4.25%, 07/21/2017(3)	28,212,793
	48,555,000	5.25%, 03/15/2019(3)	40,397,831
	50,000,000	5.50%, 01/21/2018(3)	40,342,036

			309,044,403

		Brazil - 0.3%
		Banco Nacional de Desenvolvimento Economico e Social
$	5,200,000	3.38%, 09/26/2016(3)	5,193,500
EUR	3,550,000	4.13%, 09/15/2017(3)	4,111,676

			9,305,176

		Canada - 9.7%
		Canadian Government Bond
CAD	48,020,000	0.75%, 03/01/2021	38,057,773
	7,870,000	1.25%, 08/01/2017	6,318,518
	140,240,000	1.25%, 02/01/2018	112,861,513
	62,485,000	1.25%, 09/01/2018	50,452,641
	52,505,000	1.50%, 02/01/2017	42,122,008
	79,150,000	1.75%, 09/01/2019	65,187,882
	29,365,000	3.75%, 06/01/2019	25,548,509

			340,548,844

		Denmark - 9.5%
		Denmark Government Bond
DKK	829,300,000	0.25%, 11/15/2018	129,676,609
	146,650,000	3.00%, 11/15/2021	26,287,075
	283,340,000	4.00%, 11/15/2017	46,580,195
	739,155,000	4.00%, 11/15/2019	130,819,415

			333,363,294

		France - 0.2%
EUR	4,354,334	France Government Bond OAT 3.25%, 05/25/2045(3)	6,828,333

		Mexico - 5.2%
		Mexican Bonos
MXN	1,133,132,200	5.75%, 03/05/2026	65,364,057
	1,586,579,000	10.00%, 12/05/2024	118,852,447

			184,216,504

		Norway - 9.2%
		Norway Government Bond
NOK	604,690,000	3.75%, 05/25/2021(1)(3)	85,395,654
	648,695,000	4.25%, 05/19/2017(1)(3)	83,634,231
	1,123,725,000	4.50%, 05/22/2019(1)(3)	155,786,467

			324,816,352

		South Korea - 4.8%
		Korea Treasury Bond
KRW	34,486,600,000	2.00%, 12/10/2017	30,523,819
	39,021,960,000	2.00%, 03/10/2020	34,853,179

The accompanying notes are an integral part of these financial statements.

244

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 48.3% - (continued)
		South Korea - 4.8% - (continued)
KRW	18,738,750,000	2.75%, 09/10/2017	$16,728,290
	86,876,960,000	4.25%, 06/10/2021	86,147,800

			168,253,088

		Spain - 0.5%
EUR	13,910,000	Spain Government Bond 1.95%, 04/30/2026(1)(3)	16,427,222

		Total Foreign Government Obligations (cost $1,664,116,174)	$1,696,699,991

SENIOR FLOATING RATE INTERESTS - 2.3%(9)
		Australia - 0.1%
$	4,077,615	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	$4,093,640

		Canada - 0.0%
	1,200,662	Bauer Performance Sports Ltd. 4.50%, 04/15/2021	935,016

		Cayman Islands - 0.2%
	7,955,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	7,956,432

		Ireland - 0.0%
	1,195,050	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	1,192,062

		Netherlands - 0.1%
	2,209,463	NXP B.V. 3.75%, 12/07/2020	2,214,986

		United States - 1.9%
	1,014,638	ABC Supply Co., Inc. 3.50%, 04/16/2020	1,015,906
	3,335,588	Amsurg Corp. 3.50%, 07/16/2021	3,343,326
		Asurion LLC
	1,889,447	4.25%, 07/08/2020	1,856,382
	1,074,575	5.00%, 05/24/2019	1,070,546
	1,240,000	8.50%, 03/03/2021	1,188,627
	1,932,074	Burger King 3.75%, 12/10/2021	1,935,397
	694,800	Calpine Corp. 4.00%, 10/09/2019	694,974
	56,228	Chrysler Group LLC 3.50%, 05/24/2017	56,242
		Community Health Systems, Inc.
	196,711	3.75%, 12/31/2019	193,689
	361,943	4.00%, 01/27/2021	356,430
		First Data Corp.
	2,685,000	3.94%, 09/24/2018	2,686,692
	2,635,780	4.44%, 03/24/2021	2,641,262
EUR	1,311,375	Gardner Denver, Inc. 4.75%, 07/30/2020	1,397,650
$	1,950,000	Global Payments, Inc. 3.94%, 04/22/2023	1,965,113
	187,777	Hii Holding Corp. 4.25%, 12/20/2019	182,144
	1,050,691	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,054,158
		Hostess Brands LLC
	3,530,175	4.50%, 08/03/2022	3,540,483
	975,000	8.50%, 08/03/2023	955,500

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
		United States - 1.9% - (continued)
$	823,532	Hyland Software, Inc. 4.75%, 07/01/2022	$819,620
	590,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	592,213
	2,818,468	Lands’ End, Inc. 4.25%, 04/04/2021	2,344,036
	4,075,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	4,075,733
	2,905,493	LTS Buyer LLC 4.00%, 04/13/2020	2,895,323
	506,885	Magic Newco LLC 5.00%, 12/12/2018	507,518
	449,313	Match Group Inc. 5.50%, 11/16/2022	451,370
	2,379,925	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	2,367,430
	2,043,668	Nortek, Inc. 3.50%, 10/30/2020	2,005,349
	6,108,269	Party City Holdings, Inc. 4.25%, 08/19/2022	6,080,293
	2,595,388	Quintiles Transnational Corp. 3.25%, 05/12/2022	2,594,583
	2,505,490	Realogy Corp. 3.75%, 03/05/2020	2,503,411
	2,691,000	Rexnord LLC 4.00%, 08/21/2020	2,670,818
	2,891,037	ServiceMaster Co. 4.25%, 07/01/2021	2,900,086
EUR	786,000	Signode Industrial Group U.S., Inc. 4.00%, 05/01/2021	892,135
$	1,308,733	Tribune Media Co. 3.75%, 12/27/2020	1,306,691
	1,840,750	Univar, Inc. 4.25%, 07/01/2022	1,817,409
	1,970,000	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	1,965,075
	730,000	Vizient, Inc. 6.25%, 02/13/2023	736,388

			65,660,002

		Total Senior Floating Rate Interests (cost $82,996,236)	$82,052,138

U.S. GOVERNMENT AGENCIES - 0.3%
		United States - 0.3%
		FHLMC - 0.3%
	868,957	1.67%, 08/25/2016(2)(5)	$680
	3,690,853	1.78%, 09/25/2041(2)(5)	347,605
	11,435,000	2.09%, 02/25/2041(2)(5)	929,699
	6,087,872	2.28%, 01/25/2042(2)(5)	760,918
	3,485,000	2.64%, 02/25/2024(2)	3,513,573
	1,865,000	3.09%, 03/25/2028(2)	1,898,489
	1,735,000	3.29%, 04/25/2028(2)	1,766,488

			9,217,452

		Total U.S. Government Agencies (cost $9,214,749)	$9,217,452

The accompanying notes are an integral part of these financial statements.

245

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 8.8%
		United States - 8.8%
		U.S. Treasury Notes - 8.8%
$	40,660,000	0.63%, 08/31/2017	$40,631,416
	74,875,000	0.63%, 04/30/2018	74,635,175
	25,000,000	0.75%, 01/31/2018	25,000,000
	57,125,000	1.00%, 09/30/2019	57,093,753
	45,680,000	1.25%, 01/31/2019	46,126,111
	33,980,000	1.38%, 04/30/2020	34,270,699
	11,055,000	1.38%, 08/31/2020(10)	11,131,865
	20,120,000	1.38%, 01/31/2021	20,216,677

			309,105,696

		Total U.S. Government Securities (cost $307,500,729)	$309,105,696

CONVERTIBLE BONDS - 0.2%
		Home Builders - 0.0%
	147,000	M/I Homes, Inc. 3.00%, 03/01/2018	$143,417

		Insurance - 0.2%
	4,810,000	MGIC Investment Corp. 2.00%, 04/01/2020	5,838,138

		Oil & Gas - 0.0%
	1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	581,109

		Total Convertible Bonds (cost $7,184,182)	$6,562,664

CONVERTIBLE PREFERRED STOCKS - 0.1%
		Ireland - 0.1%
	4,478	Allergan plc Series A, 5.50%	$3,633,852

		Total Convertible Preferred Stocks (cost $4,706,914)	$3,633,852

		Total Long-Term Investments (cost $3,368,525,523)	$3,391,487,411

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.4%
		Commercial Paper - 0.4%
$	13,400,000	Ford Motor Credit Co. 1.52%, 08/29/2016(11)	$13,359,811

		Other Investment Pools & Funds - 2.0%
	72,297,300	BlackRock Liquidity Funds TempFund Portfolio	72,297,300

		Total Short-Term Investments (cost $85,630,299)	$85,657,111

Total Investments Excluding Purchased Options (cost $3,454,155,822)	99.0%	$3,477,144,522

Total Purchased Options (cost $4,669,399)	0.1%	$3,306,110

Total Investments (cost $3,458,825,221)^	99.1%	$3,480,450,632
Other Assets and Liabilities	0.9%	31,739,953

Total Net Assets	100.0%	$3,512,190,585

The accompanying notes are an integral part of these financial statements.

246

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$62,110,764
Unrealized Depreciation	(40,485,353)

Net Unrealized Appreciation	$21,625,410

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $792,272,165, which represents 22.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $700,909,452, which represents 20.0% of total net assets.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are interest-only strip.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	This security may pay interest in additional principal instead of cash.

(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(10)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(11)	The interest rate disclosed for this holding is the effective yield on the date of the acquisition.

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	GSC	1.19 USD per EUR	05/03/16	EUR	277,000	$87	$53,675	$(53,588)
EUR Call/USD Put	GSC	1.19 USD per EUR	05/03/16	EUR	278,000	87	53,979	(53,892)
EUR Call/USD Put	GSC	1.17 USD per EUR	05/03/16	EUR	925,000	6,306	164,934	(158,628)
USD Call/CNH Put	GSC	6.35 CNH per USD	06/23/16	USD	9,700,500	237,391	132,218	105,173
USD Call/JPY Put	DEUT	117.00 JPY per USD	02/24/17	USD	2,897,000	23,506	76,538	(53,032)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/11/21	USD	4,151,000	152,574	198,376	(45,802)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	4,151,000	152,624	198,003	(45,379)
USD Call/JPY Put	GSC	122.00 JPY per USD	08/05/16	USD	5,053,000	2,698	65,689	(62,991)
USD Call/JPY Put	GSC	120.00 JPY per USD	05/10/16	USD	16,863,000	17	124,517	(124,500)

The accompanying notes are an integral part of these financial statements.

247

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts: - (continued)
Calls - (continued)
USD Call/JPY Put	SCB	118.15 JPY per USD	06/21/16	USD	40,041,000	$11,332	$114,117	$(102,785)
USD Call/KRW Put	DEUT	1,490.00 KRW per USD	02/17/17	USD	567,000	39,737	122,472	(82,735)
USD Call/SGD Put	GSC	1.53 SGD per USD	11/29/16	USD	12,349,000	25,155	132,752	(107,597)
USD Call/TRY Put	GSC	3.05 TRY per USD	10/05/16	USD	11,129,000	176,027	309,386	(133,359)

Total Calls					108,381,500	$827,541	$1,746,656	$(919,115)

Puts
AUD Put/USD Call	JPM	0.68 USD per AUD	01/11/17	AUD	15,210,000	$155,190	$403,237	$(248,047)
EUR Put/DKK Call	JPM	7.30 DKK per EUR	05/03/16	EUR	5,432,864	—	47,217	(47,217)
EUR Put/DKK Call	JPM	7.30 DKK per EUR	05/03/16	EUR	10,865,727	—	89,011	(89,011)
EUR Put/SEK Call	GSC	9.15 SEK per EUR	06/16/16	EUR	24,824,000	204,630	395,575	(190,945)
EUR Put/SEK Call	JPM	9.15 SEK per EUR	06/16/16	EUR	24,824,000	204,630	367,891	(163,261)
EUR Put/SEK Call	CBK	9.31 SEK per EUR	10/17/16	EUR	6,095,000	194,842	172,994	21,848
EUR Put/USD Call	GSC	1.07 USD per EUR	10/04/16	EUR	25,610,000	164,864	261,768	(96,904)
GBP Put/SEK Call	JPM	12.26 SEK per GBP	08/12/16	GBP	7,320,000	596,035	177,230	418,805
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	7,036,028	184,806	48,764	136,042
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	10,788,972	283,379	80,363	203,016

Total Puts					138,006,591	$1,988,376	$2,044,050	$(55,674)

Total purchased option contracts					246,388,091	$2,815,917	$3,790,706	$(974,789)

Written option contracts:
Calls
EUR Call/SEK Put	GSC	9.48 SEK per EUR	06/16/16	EUR	(24,824,000)	$(48,066)	$(373,899)	$325,833
EUR Call/SEK Put	JPM	9.48 SEK per EUR	06/16/16	EUR	(24,824,000)	(48,066)	(331,370)	283,304
EUR Call/SEK Put	CBK	9.85 SEK per EUR	10/17/16	EUR	(12,190,000)	(47,165)	(172,994)	125,829
GBP Call/SEK Put	JPM	13.92 SEK per GBP	08/12/16	GBP	(7,320,000)	(2,065)	(177,230)	175,165
USD Call/JPY Put	GSC	140.00 JPY per USD	03/11/21	USD	(4,151,000)	(69,712)	(82,771)	13,059
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(4,151,000)	(69,761)	(83,850)	14,089
USD Call/TRY Put	GSC	3.17 TRY per USD	10/05/16	USD	(11,129,000)	(109,231)	(204,440)	95,209

Total Calls					(88,589,000)	$(394,066)	$(1,426,554)	$1,032,488

Puts
AUD Put/USD Call	JPM	0.59 USD per AUD	01/11/17	AUD	(15,210,000)	$(36,094)	$(143,108)	$107,014
EUR Put/SEK Call	GSC	8.80 SEK per EUR	06/16/16	EUR	(24,824,000)	(12,251)	(108,377)	96,126
EUR Put/SEK Call	JPM	8.80 SEK per EUR	06/16/16	EUR	(24,824,000)	(12,251)	(88,616)	76,365
EUR Put/USD Call	GSC	1.04 USD per EUR	10/04/16	EUR	(25,610,000)	(95,833)	(153,500)	57,667
USD Put/JPY Call	SCB	101.95 JPY per USD	06/21/16	USD	(40,041,000)	(221,267)	(114,117)	(107,150)

Total Puts					(130,509,000)	$(377,696)	$(607,718)	$230,022

Total written option contracts					(219,098,000)	$(771,762)	$(2,034,272)	$1,262,510

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	38,805,000	$75,286	$70,820	$4,466
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	100,745,000	195,455	187,259	8,196

Total Calls					139,550,000	$270,741	$258,079	$12,662

The accompanying notes are an integral part of these financial statements.

248

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts: - (continued)
Puts
Interest Rate Swaption EUR	BNP	80.00%	07/20/16	EUR	17,130,625	$76,701	$62,370	$14,331
Interest Rate Swaption EUR	BCLY	80.00%	07/20/16	EUR	17,130,625	76,701	65,583	11,118
Interest Rate Swaption JPY	GSC	1.01%	07/20/16	JPY	735,600,000	11,328	122,091	(110,763)
Interest Rate Swaption JPY	JPM	0.46%	07/28/16	JPY	5,069,440,000	27,189	260,201	(233,012)
Interest Rate Swaption USD	JPM	2.50%	09/19/16	USD	17,245,000	27,533	110,368	(82,835)

Total Puts					5,856,546,250	$219,452	$620,613	$(401,161)

Total purchased swaption contracts					5,996,096,250	$490,193	$878,692	$(388,499)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Interest Rate Swaption EUR	BNP	100.00 EUR	07/20/16	EUR	(17,130,625)	$(36,802)	$(34,811)	$(1,991)
Interest Rate Swaption EUR	BCLY	100.00 EUR	07/20/16	EUR	(17,130,625)	(36,802)	(32,599)	(4,203)

Total Puts					(34,261,250)	$(73,604)	$(67,410)	$(6,194)

Total written swaption contracts					(34,261,250)	$(73,604)	$(67,410)	$(6,194)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	653	06/21/2016	$72,571,448	$72,424,866	$(146,582)
Long Gilt Future	2,334	06/28/2016	411,524,116	407,875,019	(3,649,097)
U.S. Treasury Ultra Long Term Bond Future	196	06/21/2016	33,850,389	33,583,375	(267,014)

Total					$(4,062,693)

Short position contracts:
Australian 10-Year Bond Future	1,057	06/15/2016	$104,674,230	$104,997,173	$(322,943)
Australian 3-Year Bond Future	954	06/15/2016	80,835,828	81,282,971	(447,143)
Euro BUXL 30-Year Bond Future	47	06/08/2016	8,798,323	8,798,064	259
Euro-BOBL Future	119	06/08/2016	17,850,146	17,829,752	20,394
Euro-Bund Future	242	06/08/2016	44,999,672	44,857,304	142,368
Japan 10-Year Bond Future	33	06/13/2016	47,060,790	46,984,680	76,110
U.S. Treasury 10-Year Note Future	5,788	06/21/2016	754,120,340	752,801,750	1,318,590
U.S. Treasury 2-Year Note Future	10	06/30/2016	2,187,486	2,186,250	1,236
U.S. Treasury 5-Year Note Future	4,227	06/30/2016	511,813,359	511,103,744	709,615
U.S. Treasury Long Bond Future	30	06/21/2016	4,975,063	4,899,375	75,688

Total					$1,574,174

Total futures contracts					$(2,488,519)

The accompanying notes are an integral part of these financial statements.

249

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00)%	01/17/47	$—	$(33,005)	$106,718	$139,723
CMBX.NA.AJ.3	GSC	USD	2,218,506	(1.47)%	12/13/49	417,501	—	618,752	201,251
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00)%	01/17/47	79,820	—	242,594	162,774
CMBX.NA.BBB.6	GSC	USD	14,410,000	(3.00)%	05/11/63	940,484	—	828,848	(111,636)
CMBX.NA.BBB.7	MSC	USD	4,800,000	(3.00)%	01/17/47	452,811	—	392,824	(59,987)
CMBX.NA.BBB.7	CSI	USD	9,595,000	(3.00)%	01/17/47	920,645	—	785,239	(135,406)
ITRAXX.SUB.FIN.16	JPM	EUR	155,000	(5.00)%	12/20/16	1,915	—	6,193	4,278

Total						$2,813,176	$(33,005)	$2,981,168	$200,997

Total traded indices						$2,813,176	$(33,005)	$2,981,168	$200,997

Credit default swaps on single-name issues:
Buy protection:
Advanced Micro Devices	JPM	USD	3,250,000	(5.00)%/9.41%	06/20/21	$687,031	$—	$529,451	$(157,580)
Alcoa, Inc.	GSC	USD	3,760,000	(1.00)%/2.87%	12/20/20	296,370	—	298,235	1,865
Alcoa, Inc.	GSC	USD	8,875,000	(1.00)%/3.25%	06/20/21	1,201,986	—	922,007	(279,979)
ArcelorMittal	MSC	EUR	2,630,000	(1.00)%/4.47%	06/20/21	626,456	—	478,099	(148,357)
Avis Budget Group, Inc.	BOA	USD	2,500,000	(5.00)%/1.54%	06/20/18	—	(184,354)	(195,783)	(11,429)
BHP Billiton plc	DEUT	USD	2,050,000	(1.00)%/1.35%	12/20/20	62,582	—	29,643	(32,939)
Carrefour S.A.	CBK	EUR	8,975,000	(1.00)%/0.70%	06/20/21	—	(101,393)	(170,600)	(69,207)
CenturyLink, Inc.	GSC	USD	1,980,000	(1.00)%/3.23%	12/20/20	283,915	—	185,988	(97,927)
Dell Inc.	JPM	USD	7,130,000	(1.00)%/4.54%	09/20/20	528,103	—	978,505	450,402
EnBW International Finance B.V.	GSC	EUR	10,600,000	(1.00)%/0.51%	06/20/21	—	(253,903)	(317,329)	(63,426)
Freeport-McMoRan, Inc.	BCLY	USD	3,260,000	(1.00)%/4.80%	12/20/20	1,085,196	—	502,362	(582,834)
Gap, Inc.	GSC	USD	2,120,000	(1.00)%/2.65%	12/20/20	169,768	—	149,081	(20,687)
Glencore International AG	BCLY	EUR	1,985,000	(5.00)%/3.82%	06/20/21	—	(140,939)	(136,739)	4,200
Glencore International AG	CSI	EUR	560,000	(5.00)%/3.82%	06/20/21	4,776	—	(38,588)	(43,364)
Glencore International AG	GSC	EUR	595,000	(5.00)%/3.82%	06/20/21	4,934	—	(41,000)	(45,934)
Glencore International AG	GSC	EUR	1,400,000	(5.00)%/3.82%	06/20/21	6,655	—	(96,471)	(103,126)
Glencore International AG	GSC	EUR	1,395,000	(5.00)%/3.82%	06/20/21	9,926	—	(96,126)	(106,052)
Goodyear Tire and Rubber Co.	GSC	USD	1,480,000	(5.00)%/1.56%	12/20/20	—	(173,476)	(234,224)	(60,748)
HCA, Inc.	JPM	USD	5,875,000	(5.00)%/2.01%	06/20/21	—	(802,949)	(878,525)	(75,576)
International Game Technology PLC	GSC	EUR	3,510,000	(5.00)%/2.01%	12/20/20	—	(175,012)	(547,922)	(372,910)
Istar, Inc.	GSC	USD	2,900,000	(5.00)%/4.60%	12/20/20	105,097	—	(60,511)	(165,608)
Jaguar Land Rover Automotive PLC	BNP	EUR	3,300,000	(5.00)%/2.56%	12/20/20	—	(327,807)	(424,799)	(96,992)
Kohl’s Corp.	CBK	USD	2,030,000	(1.00)%/1.86%	12/20/20	104,274	—	74,712	(29,562)
Kohl’s Corp.	BCLY	USD	6,800,000	(1.00)%/2.10%	06/20/21	285,346	—	351,082	65,736
Koninklijke KPN N.V.	BOA	EUR	11,150,000	(1.00)%/0.75%	06/20/21	—	(139,945)	(179,343)	(39,398)
Lloyds Bank plc	CBK	EUR	3,735,000	(1.00)%/1.83%	06/20/21	149,329	—	172,653	23,324
Lloyds Bank plc	JPM	EUR	3,415,000	(1.00)%/1.83%	06/20/21	138,721	—	157,850	19,129
Macy’s, Inc.	CBK	USD	2,070,000	(1.00)%/1.79%	12/20/20	124,254	—	69,946	(54,308)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00)%/1.41%	03/20/20	84,654	—	44,155	(40,499)
Mondelez International	GSC	USD	15,300,000	(1.00)%/0.42%	06/20/21	—	(410,124)	(463,009)	(52,885)
Next plc	BNP	EUR	1,180,000	(1.00)%/1.00%	06/20/21	1,343	—	(1,264)	(2,607)
Next plc	CSI	EUR	2,000,000	(1.00)%/1.00%	06/20/21	4,515	—	(2,127)	(6,642)
Next plc	CSI	EUR	1,180,000	(1.00)%/1.00%	06/20/21	6,712	—	(1,264)	(7,976)
Next plc	BOA	EUR	2,365,000	(1.00)%/1.00%	06/20/21	9,405	—	(2,531)	(11,936)
Nordstrom, Inc.	CSI	USD	2,030,000	(1.00)%/1.29%	12/20/20	55,552	—	23,592	(31,960)
Ryland Group, Inc.	DEUT	USD	4,000,000	(5.00)%/0.53%	09/20/17	—	(187,726)	(272,585)	(84,859)
Ryland Group, Inc.	DEUT	USD	3,400,000	(5.00)%/0.64%	12/20/17	—	(189,739)	(262,779)	(73,040)
Societe Generale S.A.	BCLY	EUR	2,915,000	(1.00)%/0.74%	12/20/20	—	(46,561)	(44,282)	2,279
Societe Generale S.A.	BCLY	EUR	6,535,000	(1.00)%/0.74%	12/20/20	—	(97,953)	(99,274)	(1,321)
Starwood Hotels & Resorts Worldwide, Inc.	JPM	USD	9,180,000	(1.00)%/0.22%	12/20/20	—	(28,272)	(335,504)	(307,232)
Target Corp.	CSI	USD	1,860,000	(1.00)%/0.25%	12/20/20	—	(62,243)	(66,086)	(3,843)
Teck Resources Ltd.	GSC	USD	790,000	(5.00)%/5.76%	12/20/20	253,601	—	18,938	(234,663)
Teck Resources Ltd.	GSC	USD	2,610,000	(5.00)%/5.76%	12/20/20	777,983	—	62,565	(715,418)

The accompanying notes are an integral part of these financial statements.

250

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Buy protection: - (continued)
Telekom Finanzmanagement	JPM	EUR	6,700,000	(1.00)%/0.70%	06/20/21	$—	$(94,822)	$(127,357)	$(32,535)
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00)%/1.11%	12/20/17	—	(163,218)	(227,220)	(64,002)
Vale Overseas Ltd.	BNP	USD	2,290,000	(1.00)%/6.06%	12/20/20	656,671	—	453,547	(203,124)

Total						$7,725,155	$(3,580,436)	$179,169	$(3,965,550)

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Car Rental LLC	GSC	USD	2,500,000	5.00%/5.30%	06/20/21	$—	$(10,221)	$(19,237)	$(9,016)
BNP Paribas S.A.	BCLY	EUR	6,530,000	1.00%/0.74%	12/20/20	97,878	—	96,405	(1,473)
BNP Paribas S.A.	BCLY	EUR	2,970,000	1.00%/0.74%	12/20/20	50,446	—	43,847	(6,599)
Freeport-McMoRan, Inc.	CBK	USD	2,320,000	1.00%/5.09%	06/20/21	—	(668,170)	(415,397)	252,773
Freeport-McMoRan, Inc.	CBK	USD	1,160,000	1.00%/5.09%	06/20/21	—	(316,972)	(207,698)	109,274
Freeport-McMoRan, Inc.	BCLY	USD	1,160,000	1.00%/5.09%	06/20/21	—	(213,916)	(207,698)	6,218
Frontier Communications	BCLY	USD	1,805,000	5.00%/5.82%	06/20/21	—	(77,945)	(53,764)	24,181
Frontier Communications	BCLY	USD	1,200,000	5.00%/5.82%	06/20/21	—	(51,618)	(35,743)	15,875
Frontier Communications	BCLY	USD	720,000	5.00%/5.82%	06/20/21	—	(33,783)	(21,446)	12,337
International Lease Finance Corp.	CBK	USD	2,520,000	5.00%/2.06%	12/20/20	196,487	—	333,325	136,838
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%/1.55%	03/20/20	128,671	—	192,341	63,670
Liberty Interactive LLC	BCLY	USD	850,000	5.00%/1.55%	03/20/20	66,118	—	114,730	48,612
Lloyds Bank plc	CBK	EUR	3,735,000	1.00%/0.95%	06/20/21	27,453	—	15,935	(11,518)
Lloyds Bank plc	JPM	EUR	3,140,000	1.00%/0.95%	06/20/21	24,924	—	13,406	(11,518)
Ryland Group, Inc.	JPM	USD	4,230,000	5.00%/2.34%	06/20/21	612,627	—	561,007	(51,620)
SLM Corp.	JPM	USD	3,845,000	5.00%/5.52%	06/20/21	—	(206,952)	(64,116)	142,836
SLM Corp.	GSC	USD	1,480,000	5.00%/5.52%	06/20/21	—	(72,304)	(24,679)	47,625
SLM Corp.	GSC	USD	1,480,000	5.00%/5.52%	06/20/21	—	(72,304)	(24,679)	47,625
SLM Corp.	GSC	USD	595,000	5.00%/5.52%	06/20/21	—	(29,038)	(9,922)	19,116
Telefonica S.A.	CBK	EUR	2,335,000	1.00%/1.25%	06/20/21	—	(39,500)	(30,593)	8,907
Telefonica S.A.	GSC	EUR	1,145,000	1.00%/1.25%	06/20/21	—	(20,006)	(15,002)	5,004
Telefonica S.A.	BOA	EUR	1,145,000	1.00%/1.25%	06/20/21	—	(19,322)	(15,004)	4,318
Tenet Healthcare Corp.	JPM	USD	7,525,000	5.00%/5.30%	06/20/21	—	(180,913)	(58,449)	122,464

Total						$1,204,604	$(2,012,964)	$167,569	$975,929

Total single-name issues						$8,929,759	$(5,593,400)	$346,738	$(2,989,621)

Total OTC contracts						$11,742,935	$(5,626,405)	$3,327,906	$(2,788,624)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

251

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	12,210,000	(5.00)%	06/20/21	$(297,681)	$(392,726)	$(95,045)
CDX.NA.IG.26	USD	115,250,000	1.00%	06/20/21	1,322,002	1,330,665	8,663
ITRAXX.XOV.25	EUR	23,175,000	(5.00)%	06/20/21	(2,215,831)	(2,369,643)	(153,812)

Total					$(1,191,510)	$(1,431,704)	$(240,194)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	3M NZD Bank Bill	2.62% Fixed	NZD	20,790,000	09/19/20	$—	$(2,623)	$(11,586)	$(8,963)
CBK	3M NZD Bank Bill	2.62% Fixed	NZD	22,055,000	09/19/20	—	(2,760)	(12,291)	(9,531)
DEUT	3M NZD Bank Bill	2.62% Fixed	NZD	21,380,000	09/19/20	—	(6,477)	(11,916)	(5,439)
DEUT	8.15% Fixed	3M ZAR JIBAR	ZAR	937,195,000	03/15/18	—	—	(108,424)	(108,424)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	11,135	—	(29,025)	(40,160)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	24,049	—	(29,025)	(53,074)
GSC	2.35% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(70,783)	(70,783)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(72,103)	(72,103)
GSC	3M NZD Bank Bill	2.62% Fixed	NZD	18,930,000	09/19/20	—	(1,720)	(10,550)	(8,830)
JPM	6.26% Fixed	1M MXN TIIE	MXN	221,825,000	09/09/26	—	—	(23,873)	(23,873)
JPM	6.27% Fixed	1M MXN TIIE	MXN	221,830,000	09/09/26	—	—	(35,489)	(35,489)
JPM	2.24% Fixed	3M HKD HIBOR	HKD	26,400,000	06/16/26	8,345	—	(23,140)	(31,485)
JPM	2.37% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(76,686)	(76,686)
JPM	3M NZD Bank Bill	2.62% Fixed	NZD	19,135,000	09/19/20	—	(2,396)	(10,695)	(8,299)
JPM	8.06% Fixed	3M ZAR JIBAR	ZAR	937,195,000	03/15/18	—	—	(53,505)	(53,505)
JPM	8.23% Fixed	3M ZAR JIBAR	ZAR	937,190,000	03/15/18	—	—	(153,357)	(153,357)
JPM	8.33% Fixed	3M ZAR JIBAR	ZAR	937,195,000	03/15/18	—	—	(793,166)	(793,166)
JPM	2.25% Fixed	6M PLN WIBOR	PLN	22,040,000	06/15/26	—	—	57,883	57,883
JPM	2.29% Fixed	6M PLN WIBOR	PLN	137,075,000	06/15/26	—	—	248,123	248,123
JPM	2.29% Fixed	6M PLN WIBOR	PLN	22,035,000	06/15/26	—	—	39,886	39,886
MSC	2.36% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(73,415)	(73,415)

Total						$43,529	$(15,976)	$(1,253,137)	$(1,280,690)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.41% Fixed	3M USD LIBOR	USD	11,325,000	03/16/23	$—	$—	$12,374	$12,374
3M USD LIBOR	2.13% Fixed	USD	33,575,000	06/16/26	—	—	(93,397)	(93,397)
6M GBP LIBOR	1.30% Fixed	GBP	276,195,000	06/20/20	448,795	—	377,392	(71,403)

Total					$448,795	$—	$296,369	$(152,426)

The accompanying notes are an integral part of these financial statements.

252

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	NAB	$1,274,691	$1,256,774	$(17,917)
AUD	Buy	05/31/16	HSBC	14,992,493	14,736,526	(255,967)
AUD	Buy	05/31/16	NAB	15,005,386	14,739,564	(265,822)
AUD	Buy	05/31/16	GSC	30,026,300	29,479,128	(547,172)
AUD	Sell	05/31/16	GSC	158,472,652	155,584,788	2,887,864
AUD	Sell	05/31/16	NAB	79,195,349	77,792,394	1,402,955
AUD	Sell	05/31/16	HSBC	79,142,071	77,790,875	1,351,196
AUD	Sell	05/31/16	GSC	14,948,178	14,675,776	272,402
AUD	Sell	05/31/16	NAB	7,470,224	7,337,888	132,336
AUD	Sell	05/31/16	HSBC	7,464,571	7,337,128	127,443
AUD	Sell	05/31/16	GSC	13,038,033	13,004,380	33,653
AUD	Sell	05/31/16	CSFB	1,293,300	1,294,742	(1,442)
BRL	Buy	05/03/16	MSC	5,360,848	5,613,884	253,036
BRL	Buy	05/03/16	BNP	5,601,020	5,613,884	12,864
BRL	Sell	05/03/16	MSC	5,601,020	5,613,884	(12,864)
BRL	Sell	05/03/16	BNP	5,235,812	5,613,884	(378,072)
CAD	Buy	05/31/16	SSG	35,701,990	35,953,901	251,911
CAD	Buy	05/31/16	MSC	1,946,455	1,964,629	18,174
CAD	Buy	05/31/16	GSC	1,474,566	1,490,408	15,842
CAD	Sell	05/31/16	BOA	2,446,386	2,454,790	(8,404)
CAD	Sell	05/31/16	SSG	30,222,952	30,436,203	(213,251)
CAD	Sell	05/31/16	SSG	346,623,740	349,069,492	(2,445,752)
CHF	Sell	05/31/16	JPM	2,726,533	2,771,196	(44,663)
CNH	Buy	10/21/16	SCB	5,119,809	5,379,016	259,207
CNH	Buy	10/21/16	CBK	5,179,133	5,399,178	220,045
CNH	Buy	10/21/16	JPM	8,637,410	8,823,035	185,625
CNH	Buy	10/21/16	SCB	2,564,666	2,689,508	124,842
CNH	Buy	10/21/16	SCB	5,147,543	5,248,733	101,190
CNH	Buy	10/21/16	BCLY	2,085,059	2,145,314	60,255
CNH	Buy	10/21/16	HSBC	2,602,010	2,656,976	54,966
CNH	Buy	10/21/16	JPM	2,606,103	2,656,976	50,873
CNH	Buy	10/21/16	JPM	5,220,455	5,262,480	42,025
CNH	Sell	10/21/16	DEUT	2,178,245	2,160,282	17,963
CNH	Sell	10/21/16	HSBC	13,522,035	13,506,497	15,538
CNH	Sell	10/21/16	JPM	19,046,382	19,035,347	11,035
CNH	Sell	10/21/16	JPM	359,064	360,913	(1,849)
CNH	Sell	10/21/16	JPM	5,067,313	5,198,179	(130,866)
DKK	Sell	05/31/16	JPM	213,030,327	216,312,282	(3,281,955)
EUR	Buy	05/31/16	MSC	5,259,954	5,344,127	84,173
EUR	Buy	05/31/16	MSC	5,266,149	5,342,981	76,832
EUR	Buy	05/31/16	SGG	4,628,958	4,679,405	50,447
EUR	Buy	05/31/16	UBS	2,231,681	2,263,489	31,808
EUR	Buy	05/31/16	MSC	1,531,649	1,558,655	27,006
EUR	Buy	05/31/16	MSC	1,911,683	1,931,129	19,446
EUR	Buy	05/31/16	HSBC	13,775,679	13,790,665	14,986
EUR	Buy	05/31/16	JPM	3,212,639	3,214,727	2,088
EUR	Sell	05/31/16	RBS	8,236,245	8,234,516	1,729
EUR	Sell	05/31/16	BCLY	196,381	199,416	(3,035)
EUR	Sell	05/31/16	RBS	177,832	181,079	(3,247)
EUR	Sell	05/31/16	BOA	1,230,031	1,243,487	(13,456)
EUR	Sell	05/31/16	SSG	1,607,656	1,630,859	(23,203)
EUR	Sell	05/31/16	GSC	13,365,644	13,426,215	(60,571)
EUR	Sell	05/31/16	CBK	3,580,146	3,644,504	(64,358)
EUR	Sell	05/31/16	BOA	10,536,900	10,658,455	(121,555)
EUR	Sell	05/31/16	NOM	119,144,315	120,910,428	(1,766,113)
EUR	Sell	05/31/16	SSG	153,596,071	155,812,856	(2,216,785)
GBP	Buy	05/31/16	MSC	1,535,203	1,548,937	13,734
GBP	Buy	05/31/16	CIB	1,092,607	1,095,946	3,339
GBP	Sell	05/31/16	RBS	7,991,842	7,971,178	20,664

The accompanying notes are an integral part of these financial statements.

253

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
GBP	Sell	05/31/16	HSBC	$5,299,868	$5,282,458	$17,410
GBP	Sell	05/31/16	JPM	2,328,684	2,330,711	(2,027)
GBP	Sell	05/31/16	CBK	1,467,650	1,490,486	(22,836)
GBP	Sell	05/31/16	CBK	12,767,973	12,829,871	(61,898)
GBP	Sell	05/31/16	CBK	50,280,800	50,524,558	(243,758)
HKD	Sell	04/28/17	HSBC	10,101,444	10,101,748	(304)
HKD	Sell	04/28/17	HSBC	10,958,062	10,958,808	(746)
HKD	Sell	04/28/17	CBK	19,752,991	19,754,539	(1,548)
JPY	Buy	05/31/16	JPM	12,842,355	13,406,461	564,106
JPY	Buy	05/31/16	BOA	10,447,050	10,934,337	487,287
JPY	Buy	05/31/16	MSC	1,589,337	1,620,494	31,157
JPY	Sell	05/31/16	MSC	5,272,301	5,494,914	(222,613)
JPY	Sell	05/31/16	MSC	5,262,506	5,494,914	(232,408)
JPY	Sell	05/31/16	TDB	28,623,687	29,949,993	(1,326,306)
KRW	Sell	05/31/16	JPM	18,489,072	18,673,168	(184,096)
KRW	Sell	05/31/16	BCLY	49,408,437	49,772,531	(364,094)
KRW	Sell	05/31/16	GSC	49,404,134	49,772,530	(368,396)
KRW	Sell	05/31/16	UBS	50,899,456	51,280,789	(381,333)
MXN	Buy	05/31/16	GSC	37,323,155	38,247,829	924,674
MXN	Buy	05/31/16	GSC	13,300,119	13,395,954	95,835
MXN	Sell	05/31/16	GSC	163,978,909	168,041,455	(4,062,546)
NOK	Buy	05/31/16	JPM	94,501,703	96,241,966	1,740,263
NOK	Buy	05/31/16	JPM	1,632,099	1,631,715	(384)
NOK	Sell	05/31/16	JPM	23,283,249	23,712,014	(428,765)
NOK	Sell	05/31/16	JPM	332,435,779	338,557,634	(6,121,855)
NZD	Buy	05/31/16	WEST	2,663,361	2,675,393	12,032
NZD	Buy	05/31/16	SSG	1,724,216	1,725,273	1,057
NZD	Sell	05/31/16	MSC	1,321,185	1,341,879	(20,694)
NZD	Sell	05/31/16	BOA	3,274,570	3,326,465	(51,895)
NZD	Sell	05/31/16	SSG	3,273,407	3,325,768	(52,361)
NZD	Sell	05/31/16	GSC	12,991,135	13,202,693	(211,558)
NZD	Sell	05/31/16	BNP	27,765,081	28,128,568	(363,487)
NZD	Sell	05/31/16	BNP	28,300,401	28,670,896	(370,495)
PLN	Buy	05/31/16	CBK	16,895,942	17,267,334	371,392
SEK	Buy	05/31/16	JPM	105,660,579	106,969,383	1,308,804
SEK	Sell	05/31/16	JPM	19,518,136	19,759,905	(241,769)
SGD	Sell	05/31/16	JPM	6,856,953	6,898,166	(41,213)
TRY	Sell	05/31/16	MSC	5,198,243	5,262,860	(64,617)
TRY	Sell	05/31/16	GSC	10,689,643	10,872,724	(183,081)
ZAR	Buy	05/31/16	GSC	5,547,092	5,551,334	4,242
ZAR	Sell	05/31/16	CBK	11,134,288	11,316,272	(181,984)

Total						$(13,879,635)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

254

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
NOM	Nomura International
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.SUB-FIN	Markit iTraxx Subordinated Financial **Index**
ITRAXX.XOV	Markit i Traxx Index—Europe Crossover

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

255

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$495,504,178	$—	$495,504,178	$—
Corporate Bonds	788,711,440	—	788,711,440	—
Foreign Government Obligations	1,696,699,991	—	1,696,699,991	—
Senior Floating Rate Interests	82,052,138	—	82,052,138	—
U.S. Government Agencies	9,217,452	—	9,217,452	—
U.S. Government Securities	309,105,696	—	309,105,696	—
Convertible Bonds	6,562,664	—	6,562,664	—
Convertible Preferred Stocks	3,633,852	3,633,852	—	—
Short-Term Investments	85,657,111	72,297,300	13,359,811	—
Purchased Options	3,306,110	—	3,306,110	—
Foreign Currency Contracts(2)	13,807,751	—	13,807,751	—
Futures Contracts(2)	2,344,260	2,344,260	—	—
Swaps - Credit Default(2)	2,151,297	—	2,151,297	—
Swaps - Interest Rate(2)	358,266	—	358,266	—

Total	$3,499,112,206	$78,275,412	$3,420,836,794	$—

Liabilities
Foreign Currency Contracts(2)	$(27,687,386)	$—	$(27,687,386)	$—
Futures Contracts(2)	(4,832,779)	(4,832,779)	—	—
Swaps - Credit Default(2)	(5,180,115)	—	(5,180,115)	—
Swaps - Interest Rate(2)	(1,791,382)	—	(1,791,382)	—
Written Options	(845,366)	—	(845,366)	—

Total	$(40,337,028)	$(4,832,779)	$(35,504,249)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$7,032,627	$7,032,627
Purchases	—	—
Sales	(925,000)	(925,000)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	65	65
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(6,107,692)	(6,107,692)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

256

[This page is intentionally left blank]

257

Fixed Income Funds

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Assets:
Investments in securities, at market value	$588,600	$94,728,533	$3,960,879,282
Investments in affiliated investment companies, at market value	12,119,616	—	—
Cash	42,623	7,277	—
Cash collateral due from broker	95,750	347,535	—
Foreign currency	—	45,149	212
Unrealized appreciation on OTC swap contracts	—	722,369	—
Unrealized appreciation on foreign currency contracts	—	5,165,466	—
Receivables:
Fund shares sold	310	178,784	5,123,620
Dividends and interest	194	1,657,877	23,941,317
Investment securities sold	5,933	2,453,102	63,603,755
Variation margin on financial derivative instruments	—	2,525	—
OTC swap premiums paid	—	29,198	—
Other assets	73,666	91,609	117,172

Total assets	12,926,692	105,429,424	4,053,665,358

Liabilities:
Unrealized depreciation on foreign currency contracts	—	3,761,823	978,165
Unrealized depreciation on OTC swap contracts	—	731,620	—
Cash collateral due to broker	—	550,000	—
Unfunded loan commitments	—	—	14,455,476
Payables:
Investment securities purchased	298	1,385,415	117,963,525
Fund shares redeemed	5,534	1,361,583	11,794,661
Investment management fees	1,053	77,464	1,901,727
Variation margin on financial derivative instruments	11,902	1,154	—
Foreign taxes	—	67,865	—
Distribution fees	3,239	1,947	1,235,807
Distributions payable	246	—	1,782,785
Written options	—	548,076	—
Accrued expenses	1,549	27,842	719,642
OTC swap premiums received	—	29,198	—

Total liabilities	23,821	8,543,987	150,831,788

Net assets	$12,902,871	$96,885,437	$3,902,833,570

Summary of Net Assets:
Capital stock and paid-in-capital	$14,627,063	$144,777,804	$4,739,038,689
Undistributed (distributions in excess of) net investment income	2,526	41,989	(228,629)
Accumulated net realized gain (loss)	(1,287,787)	(49,242,874)	(530,586,645)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(438,931)	1,308,518	(305,389,845)

Net assets	$12,902,871	$96,885,437	$3,902,833,570

Shares authorized	450,000,000	500,000,000	3,200,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$8.88	$7.45	$8.33

Maximum offering price per share	$9.30	$7.80	$8.59

Shares outstanding	877,447	701,988	112,932,377

Net Assets	$7,787,466	$5,232,290	$940,231,255

Class B: Net asset value per share	$—	$—	$8.31

Shares outstanding	—	—	662,712

Net Assets	$—	$—	$5,508,968

The accompanying notes are an integral part of these financial statements.

258

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$298,093,031	$330,082,976	$649,360,427	$14,054,438	$662,396,686	$170,345,388	$16,700,333
—	—	—	—	—	—	—
—	—	7,959	—	—	—	—
—	702,771	372,000	—	295,650	9,071,000	—
—	—	37	—	—	—	—
—	—	458,974	—	—	183,876	—
—	—	233,840	—	—	—	—

209,853	447,149	220,649	19,439	2,720,196	213,649	15,771
2,352,125	5,326,391	1,512,662	171,016	7,386,307	2,199,807	202,273
6,791,866	5,452,167	—	—	—	—	—
—	—	27,318	—	—	—	—
—	—	—	—	—	—	—
77,739	106,140	106,997	80,981	83,136	51,620	82,443

307,524,614	342,117,594	652,300,863	14,325,874	672,881,975	182,065,340	17,000,820

48,335	87,609	2,137,908	—	—	—	—
—	—	198,647	—	—	8,571,930	—
—	—	—	—	—	—	—
800,634	—	—	—	—	—	—

10,605,098	7,658,043	327,525	545,429	14,773,588	3,347,864	493,579
828,878	660,262	782,215	595	1,631,538	187,481	6,605
166,899	173,739	259,397	3,846	177,997	48,379	4,663
—	51,188	—	—	45,538	—	—
—	—	—	—	—	—	—
91,893	97,614	215,802	3,345	148,328	44,439	4,840
34,230	47,518	—	—	245,854	49,073	—
—	—	—	—	—	—	—
61,755	86,188	170,782	2,525	70,991	25,903	2,900
—	—	824,926	—	—	—	—

12,637,722	8,862,161	4,917,202	555,740	17,093,834	12,275,069	512,587

$294,886,892	$333,255,433	$647,383,661	$13,770,134	$655,788,141	$169,790,271	$16,488,233

$348,447,159	$380,489,363	$703,423,002	$13,375,416	$654,703,334	$214,149,459	$16,350,430
370,874	(539,944)	(2,934,213)	7,482	166,542	30,836	6,244
(22,457,885)	(38,100,852)	(63,292,975)	(50,061)	(28,614,824)	(44,881,358)	(17,690)

(31,473,256)	(8,593,134)	10,187,847	437,297	29,533,089	491,334	149,249

$294,886,892	$333,255,433	$647,383,661	$13,770,134	$655,788,141	$169,790,271	$16,488,233

450,000,000	500,000,000	6,245,000,000	250,000,000	650,000,000	19,300,000,000	250,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

$9.47	$7.08	$10.86	$10.34	$8.72	$9.30	$10.10

$9.76	$7.41	$11.37	$10.83	$9.13	$9.74	$10.58

11,852,855	31,931,001	22,210,877	556,631	29,533,221	11,388,995	679,141

$112,216,516	$226,145,336	$241,128,659	$5,755,058	$257,653,844	$105,968,055	$6,856,664

$—	$7.04	$10.42	$—	$8.72	$9.22	$—

—	325,195	736,907	—	195,114	64,051	—

$—	$2,289,537	$7,679,176	$—	$1,700,971	$590,262	$—

The accompanying notes are an integral part of these financial statements.

259

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

Class C: Net asset value per share	$8.87	$7.45	$8.31

Shares outstanding	195,581	148,414	152,412,456

Net Assets	$1,734,972	$1,105,416	$1,267,228,071

Class I: Net asset value per share	$8.88	$7.44	$8.34

Shares outstanding	47,580	232,451	164,329,211

Net Assets	$422,380	$1,728,948	$1,369,787,075

Class R3: Net asset value per share	$8.87	$7.41	$8.35

Shares outstanding	43,894	4,541	1,447,997

Net Assets	$389,307	$33,650	$12,084,889

Class R4: Net asset value per share	$8.87	$7.43	$8.32

Shares outstanding	44,211	6,348	1,054,857

Net Assets	$392,131	$47,144	$8,775,570

Class R5: Net asset value per share	$8.87	$7.23	$8.32

Shares outstanding	44,530	1,569	308,218

Net Assets	$394,975	$11,351	$2,565,655

Class Y: Net asset value per share	$8.87	$7.41	$8.31

Shares outstanding	200,859	11,978,566	35,678,438

Net Assets	$1,781,640	$88,726,638	$296,652,087

Cost of investments	$588,600	$94,658,675	$4,265,295,440
Cost of investments in affiliated investment companies	$12,611,019	$—	$—
Cost of foreign currency	$—	$44,170	$212
Proceeds of written option contracts	$—	$384,100	$—

The accompanying notes are an integral part of these financial statements.

260

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

$9.47	$7.06	$10.41	$10.34	$8.73	$9.25	$10.09

8,955,010	8,587,545	15,393,140	262,772	13,474,867	2,948,481	408,969

$84,797,367	$60,600,920	$160,299,700	$2,716,874	$117,632,891	$27,267,488	$4,127,360

$9.48	$7.12	$11.04	$10.34	$8.74	$9.33	$10.10

9,885,480	4,400,516	5,495,222	512,435	31,892,534	1,939,100	545,182

$93,673,059	$31,312,443	$60,677,834	$5,298,202	$278,800,435	$18,087,896	$5,504,209

$9.46	$7.08	$10.67	$—	$—	$—	$—

32,552	406,651	5,499,069	—	—	—	—

$307,923	$2,878,759	$58,658,912	$—	$—	$—	$—

$9.45	$7.09	$10.85	$—	$—	$—	$—

51,241	181,868	1,545,857	—	—	—	—

$484,192	$1,288,550	$16,769,778	$—	$—	$—	$—

$9.45	$7.08	$11.01	$—	$—	$—	$—

41,657	77,350	273,997	—	—	—	—

$393,464	$547,475	$3,017,639	$—	$—	$—	$—

$9.45	$7.07	$11.07	$—	$—	$9.28	$—

319,062	1,158,966	8,960,186	—	—	1,926,949	—

$3,014,371	$8,192,413	$99,151,963	$—	$—	$17,876,570	$—

$329,518,276	$338,785,862	$637,610,045	$13,617,141	$633,067,955	$161,466,000	$16,551,084
$—	$—	$—	$—	$—	$—	$—
$—	$—	$36	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

261

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Assets:
Investments in securities, at market value	$172,642,291	$876,762,933	$405,134,507
Cash	1,865	—	—
Cash collateral due from broker	143,127	584,425	1,684,179
Foreign currency	—	—	—
Unrealized appreciation on OTC swap contracts	—	—	1,813,839
Unrealized appreciation on foreign currency contracts	—	—	1,298,125
Receivables:
Fund shares sold	140,931	2,094,176	519,257
Dividends and interest	272,896	4,096,701	3,585,598
Investment securities sold	42,328,572	6,106,612	7,286,209
Variation margin on financial derivative instruments	20,873	—	—
OTC swap premiums paid	—	—	5,620,312
Other assets	72,190	125,680	89,344

Total assets	215,622,745	889,770,527	427,031,370

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	1,907,715
Bank overdraft	—	—	978,460
Bank overdraft – foreign cash	—	—	196,856
Unrealized depreciation on OTC swap contracts	—	—	2,117,233
Cash collateral due to broker	—	—	1,125,000
TBA sale commitments, at market value	25,129,337	—	—
Unfunded loan commitments	—	—	308,367
Payables:
Investment securities purchased	65,211,775	21,510,916	2,417,284
Fund shares redeemed	232,140	4,691,646	1,051,801
Investment management fees	50,821	303,427	182,853
Variation margin on financial derivative instruments	—	59,967	355,174
Distribution fees	5,686	210,285	88,073
Distributions payable	474	123,213	—
Written options	—	—	957,831
Accrued expenses	14,602	174,940	84,082
OTC swap premiums received	—	—	6,717,530

Total liabilities	90,644,835	27,074,394	18,488,259

Net assets	$124,977,910	$862,696,133	$408,543,111

Summary of Net Assets:
Capital stock and paid-in-capital	$122,948,937	$863,391,857	$428,731,809
Undistributed (distributions in excess of) net investment income	(55,494)	(100,339)	(365,324)
Accumulated net realized gain (loss)	1,024,961	(4,595,821)	(7,784,634)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	1,059,506	4,000,436	(12,038,740)

Net assets	$124,977,910	$862,696,133	$408,543,111

Shares authorized	450,000,000	650,000,000	950,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.28	$9.85	$8.57

Maximum offering price per share	$10.76	$10.05	$8.97

Shares outstanding	1,292,351	52,328,717	13,906,685

Net Assets	$13,285,457	$515,224,556	$119,184,894

Class B: Net asset value per share	$—	$9.90	$8.59

Shares outstanding	—	314,171	367,331

Net Assets	$—	$3,109,735	$3,153,731

The accompanying notes are an integral part of these financial statements.

262

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$2,560,362,213	$93,820,518	$3,480,450,632
847,852	7,767	—
386,400	336,183	30,838,204
—	883	168,333
4,973,294	532,516	2,488,526
667,077	69,038	13,807,751

2,233,124	37,596	10,872,095
11,283,755	532,198	35,714,225
446,862,692	700,396	24,667,377
357,527	23,045	893,011
14,455,140	1,654,099	11,786,464
87,027	73,133	194,614

3,042,516,101	97,787,372	3,611,881,232

2,487,114	421,827	27,687,386
—	—	1,092,055
38,837	—	—
5,015,568	583,281	6,557,840
4,511,715	205,000	4,735,000
71,593,590	—	—

458,367	70,720	—
1,001,141,554	5,480,425	22,893,024
1,477,641	52,505	26,811,953
610,577	39,775	1,752,663
—	—	872,868
219,381	20,720	248,303
50,458	7,758	—
5,401	206,426	845,366
356,520	12,920	551,808
12,709,702	1,496,385	5,642,381

1,100,676,425	8,597,742	99,690,647

$1,941,839,676	$89,189,630	$3,512,190,585

$1,936,249,328	$112,535,785	$3,626,791,690
2,698,370	(76,808)	8,315,728
(12,757,731)	(20,678,781)	(125,632,398)
15,649,709	(2,590,566)	2,715,565

$1,941,839,676	$89,189,630	$3,512,190,585

900,000,000	500,000,000	1,100,000,000

$0.0010	$0.0010	$0.0010

$10.40	$9.46	$10.29

$10.89	$9.91	$10.77

71,810,531	5,411,146	49,069,863

$746,745,028	$51,180,059	$504,826,148

$10.32	$9.45	$—

730,969	89,278	—

$7,540,520	$844,017	$—

The accompanying notes are an integral part of these financial statements.

263

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

Class C: Net asset value per share	$10.21	$9.84	$8.59

Shares outstanding	347,627	12,684,321	8,948,557

Net Assets	$3,547,867	$124,853,243	$76,902,885

Class I: Net asset value per share	$10.30	$9.86	$8.60

Shares outstanding	905,332	17,110,176	2,967,886

Net Assets	$9,322,818	$168,788,738	$25,519,512

Class R3: Net asset value per share	$10.26	$9.82	$8.56

Shares outstanding	17,913	121,569	31,478

Net Assets	$183,745	$1,193,728	$269,356

Class R4: Net asset value per share	$10.25	$9.83	$8.57

Shares outstanding	2,301	66,119	24,343

Net Assets	$23,580	$649,916	$208,517

Class R5: Net asset value per share	$10.26	$9.82	$8.57

Shares outstanding	2,244	11,521	56,344

Net Assets	$23,020	$113,175	$482,687

Class R6: Net asset value per share	$—	$—	$8.56

Shares outstanding	—	—	1,181

Net Assets	$—	$—	$10,114

Class Y: Net asset value per share	$10.30	$9.82	$8.56

Shares outstanding	9,569,672	4,966,052	21,349,578

Net Assets	$98,591,423	$48,763,042	$182,811,415

Cost of investments	$171,523,289	$873,014,007	$416,918,837
Cost of foreign currency	$—	$—	$—
Cost of bank overdraft - foreign cash	$—	$—	$196,856
Proceeds of TBA sale commitments	$25,103,875	$—	$—
Proceeds of written option contracts	$—	$—	$1,079,503

The accompanying notes are an integral part of these financial statements.

264

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

$10.42	$9.48	$10.26

6,969,877	1,196,703	16,870,302

$72,601,057	$11,344,455	$173,080,035

$10.41	$9.46	$10.30

2,474,410	479,683	227,119,178

$25,757,730	$4,539,259	$2,339,629,243

$10.60	$9.45	$10.29

532,946	22,519	104,897

$5,646,617	$212,722	$1,079,668

$10.58	$9.45	$10.30

1,441,464	46,611	459,560

$15,245,850	$440,264	$4,732,640

$10.57	$9.44	$10.29

151,999	11,871	34,538

$1,607,281	$112,119	$355,545

$10.56	$—	$10.31

979	—	45,322

$10,346	$—	$467,196

$10.57	$9.43	$10.31

100,941,662	2,175,575	47,353,397

$1,066,685,247	$20,516,734	$488,020,110

$2,542,144,322	$95,928,219	$3,458,825,221
$—	$876	$314,703
$39,552	$—	$—
$71,576,164	$—	$—
$8,403	$229,619	$2,101,682

The accompanying notes are an integral part of these financial statements.

265

Fixed Income Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Investment Income:
Dividends	$—	$—	$—
Dividends from affiliated investment companies	282,710	—	—
Interest	631	4,330,017	110,827,161
Less: Foreign tax withheld	—	(31,777)	—

Total investment income, net	283,341	4,298,240	110,827,161

Expenses:
Investment management fees	6,450	676,631	12,246,043
Administrative services fees
Class R3	376	430	12,580
Class R4	284	342	6,482
Class R5	191	214	1,298
Transfer agent fees
Class A	4,070	5,416	531,566
Class B	—	—	8,625
Class C	805	1,325	562,263
Class I	66	2,416	588,424
Class R3	14	20	1,403
Class R4	14	20	536
Class R5	14	7	482
Class Y	14	1,219	2,664
Distribution fees
Class A	9,769	6,760	1,221,537
Class B	—	—	32,486
Class C	9,056	5,127	6,561,464
Class R3	941	1,075	31,449
Class R4	474	570	10,803
Custodian fees	562	42,719	18,922
Registration and filing fees	43,184	45,834	99,955
Accounting services fees	903	16,916	366,023
Board of Directors’ fees	315	2,743	56,648
Audit fees	10,450	10,760	18,708
Other expenses	6,082	24,634	899,356

Total expenses (before waivers and fees paid indirectly)	94,034	845,178	23,279,717
Expense waivers	(55,917)	(205,282)	(51,498)
Transfer agent fee waivers	—	—	—

Total waivers and fees paid indirectly	(55,917)	(205,282)	(51,498)

Total expenses, net	38,117	639,896	23,228,219

Net Investment Income (Loss)	245,224	3,658,344	87,598,942

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	—
Net realized gain (loss) on investments	—	(22,873,629)	(87,163,025)
Less: Foreign taxes paid on realized capital gains	—	(69,154)	—
Net realized gain (loss) on investments in affiliated investment companies	(354,853)	—	—
Net realized gain (loss) on purchased options contracts	—	1,186	—
Net realized gain (loss) on futures contracts	(313,654)	(106,705)	—
Net realized gain (loss) on written options contracts	—	224,791	—
Net realized gain (loss) on swap contracts	—	(228,519)	—
Net realized gain (loss) on foreign currency contracts	—	1,259,974	2,921,579
Net realized gain (loss) on other foreign currency transactions	—	(156,817)	(98,950)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(668,507)	(21,948,873)	(84,340,396)

The accompanying notes are an integral part of these financial statements.

266

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$—	$110,313	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
10,859,440	9,416,415	376,633	168,501	9,307,542	2,988,479	122,147
—	—	(2,506)	—	—	—	—

10,859,440	9,526,728	374,127	168,501	9,307,542	2,988,479	122,147

1,114,054	1,030,641	1,653,029	20,903	970,428	290,099	26,773

505	2,526	58,937	—	—	—	—
784	917	12,999	—	—	—	—
374	240	1,645	—	—	—	—

57,124	217,221	197,579	504	41,732	28,359	758
—	5,268	12,774	—	1,182	520	—
45,219	35,880	104,487	25	25,147	6,800	318
60,509	12,902	58,473	40	45,952	6,168	33
71	445	2,925	—	—	—	—
63	205	846	—	—	—	—
20	70	528	—	—	—	—
29	58	1,129	—	—	142	—

144,151	273,146	305,519	5,157	297,027	129,321	7,810
—	13,270	45,193	—	10,476	3,577	—
438,805	299,975	827,995	13,094	534,973	135,790	19,683
1,264	6,315	147,341	—	—	—	—
1,306	1,529	21,664	—	—	—	—
4,382	3,869	6,340	1,607	1,896	1,186	1,690
54,065	52,289	55,354	30,779	48,382	38,976	31,067
28,647	31,712	47,560	1,075	50,797	13,262	1,377
5,014	4,168	9,423	290	6,194	2,216	319
11,549	13,071	12,759	12,750	13,036	9,563	12,751
79,622	88,882	176,738	4,578	109,447	37,385	5,193

2,047,557	2,094,599	3,761,237	90,802	2,156,669	703,364	107,772
(150,322)	(192,557)	(283,012)	(44,614)	(2,677)	(47,277)	(44,416)
—	(1,287)	—	—	—	—	—

(150,322)	(193,844)	(283,012)	(44,614)	(2,677)	(47,277)	(44,416)

1,897,235	1,900,755	3,478,225	46,188	2,153,992	656,087	63,356

8,962,205	7,625,973	(3,104,098)	122,313	7,153,550	2,332,392	58,791

—	—	—	69	3,124	294	180
(10,708,125)	(9,048,561)	(5,740,998)	15,762	276,048	303,062	3,812
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(97,885)	—	(1,121,258)	—	—
—	—	—	—	—	—	—
—	277,867	(731,180)	—	—	(1,561,275)	—
664,784	(126,047)	(753,608)	—	—	—	—
(184,526)	16,771	(82,497)	—	—	—	—

(10,227,867)	(8,879,970)	(7,406,168)	15,831	(842,086)	(1,257,919)	3,992

The accompanying notes are an integral part of these financial statements.

267

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$—	$20,238,843	$18,225,103
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	375,580	—	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	50,736	—
Net unrealized appreciation (depreciation) of futures contracts	80,818	20,414	—
Net unrealized appreciation (depreciation) of written option contracts	—	(227,865)	—
Net unrealized appreciation (depreciation) of swap contracts	—	339,832	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	792,837	(1,083,853)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	103,466	101,345

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	456,398	21,318,263	17,242,595

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(212,109)	(630,610)	(67,097,801)

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,115	$3,027,734	$20,501,141

The accompanying notes are an integral part of these financial statements.

268

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$1,639,753	$5,434,956	$26,523,410	$276,902	$12,889,372	$2,133,309	$62,228
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	63,612	—	356,386	—	—
—	—	—	—	—	—	—
—	(161,523)	1,145,445	—	—	1,799,333	—
(78,896)	(119,235)	(1,894,262)	—	—	—	—
62,083	3,329	17,222	—	—	—	—

1,622,940	5,157,527	25,855,427	276,902	13,245,758	3,932,642	62,228

(8,604,927)	(3,722,443)	18,449,259	292,733	12,403,672	2,674,723	66,220

$357,278	$3,903,530	$15,345,161	$415,046	$19,557,222	$5,007,115	$125,011

The accompanying notes are an integral part of these financial statements.

269

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Investment Income:
Dividends	$—	$—	$20,313
Interest	1,065,558	9,915,654	10,577,122
Less: Foreign tax withheld	—	—	—

Total investment income, net	1,065,558	9,915,654	10,597,435

Expenses:
Investment management fees	242,512	1,737,330	1,068,965
Administrative services fees
Class R3	575	1,236	313
Class R4	402	520	138
Class R5	270	55	171
Transfer agent fees
Class A	4,666	354,038	87,972
Class B	—	5,882	4,262
Class C	946	59,837	42,345
Class I	972	37,802	12,398
Class R3	12	165	100
Class R4	7	100	38
Class R5	7	15	15
Class R6	—	—	7
Class Y	443	166	1,154
Distribution fees
Class A	14,154	611,840	146,552
Class B	—	4,864	9,219
Class C	11,985	627,465	396,254
Class R3	1,437	3,091	783
Class R4	670	867	231
Custodian fees	2,158	2,724	23,843
Registration and filing fees	45,636	83,424	57,721
Accounting services fees	6,790	80,651	38,871
Board of Directors’ fees	843	9,672	4,703
Audit fees	12,639	13,647	12,985
Other expenses	20,927	177,793	87,728

Total expenses (before waivers and fees paid indirectly)	368,051	3,813,184	1,996,768
Expense waivers	(25,334)	(96,776)	(111,255)
Transfer agent fee waivers	—	(45)	—

Total waivers and fees paid indirectly	(25,334)	(96,821)	(111,255)

Total expenses, net	342,717	3,716,363	1,885,513

Net Investment Income (Loss)	722,841	6,199,291	8,711,922

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	735,449	(1,210,097)	(5,512,460)
Less: Foreign taxes paid on realized capital gains	—	—	(22,670)
Net realized gain (loss) on purchased options contracts	—	—	(111,785)
Net realized gain (loss) on futures contracts	299,131	(1,764,916)	3,474,948
Net realized gain (loss) on written options contracts	(5,564)	—	2,586,096
Net realized gain (loss) on swap contracts	12,584	—	(1,585,081)
Net realized gain (loss) on foreign currency contracts	—	—	434,912
Net realized gain (loss) on other foreign currency transactions	—	—	(381,063)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,041,600	(2,975,013)	(1,117,103)

The accompanying notes are an integral part of these financial statements.

270

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$29,144	$—	$235,879
33,365,221	2,135,670	37,072,920
—	—	(263,103)

33,394,365	2,135,670	37,045,696

3,631,903	245,348	10,847,352

5,807	185	919
11,404	328	3,549
739	55	164

597,684	56,280	613,809
22,325	2,082	—
52,247	8,269	86,383
12,063	1,566	1,224,599
762	23	109
340	28	65
60	7	97
2	—	53
8,402	155	4,593

863,347	65,865	716,941
45,229	4,889	—
334,907	58,911	857,481
14,517	464	2,297
19,007	547	5,915
24,348	4,767	158,791
79,262	48,331	136,997
186,911	11,152	355,363
23,491	1,318	44,291
15,128	15,179	18,444
390,363	27,201	805,637

6,340,248	552,950	15,883,849
(5,355)	(84,393)	(238,575)
(8,756)	(615)	—

(14,111)	(85,008)	(238,575)

6,326,137	467,942	15,645,274

27,068,228	1,667,728	21,400,422

(2,025,762)	(578,180)	(90,537,907)
(43,723)	(4,239)	—
(213,385)	(60,964)	(2,072,763)
(962,868)	(583,105)	(6,943,948)
1,773,811	475,156	483,947
(9,589,365)	(919,300)	(737,327)
(1,809,927)	(163,396)	(11,916,560)
(81,875)	(67,717)	1,313,685

(12,953,094)	(1,901,745)	(110,410,873)

The accompanying notes are an integral part of these financial statements.

271

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$1,048,546	$7,497,215	$5,504,744
Net unrealized appreciation (depreciation) of purchased options contracts	1,441	—	105,757
Net unrealized appreciation (depreciation) of futures contracts	(40,883)	507,675	(1,052,637)
Net unrealized appreciation (depreciation) of written option contracts	—	—	156,874
Net unrealized appreciation (depreciation) of swap contracts	2,697	—	(907,327)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	230,561
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	—	25,371

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	1,011,801	8,004,890	4,063,343

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	2,053,401	5,029,877	2,946,240

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,776,242	$11,229,168	$11,658,162

The accompanying notes are an integral part of these financial statements.

272

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$34,292,278	$328,792	$154,726,373
(12,509)	31,172	947,350
(132,649)	31,909	(2,510,681)
3,002	27,962	848,897
3,631,398	(214,640)	(3,508,578)
(476,068)	(257,921)	(25,292,499)
19,299	1,010	1,404,897

37,324,751	(51,716)	126,615,759

24,371,657	(1,953,461)	16,204,886

$51,439,885	$(285,733)	$37,605,308

The accompanying notes are an integral part of these financial statements.

273

Fixed Income Funds
Statements of Changes in Net Assets

	Hartford Duration-Hedged Strategic Income Fund		The Hartford Emerging Markets Local Debt Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$245,224	$515,293	$3,658,344	$14,064,019
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(668,507)	(281,536)	(21,948,873)	(66,944,314)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	456,398	(867,259)	21,318,263	(2,973,047)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,115	(633,502)	3,027,734	(55,853,342)

Distributions to Shareholders:
From net investment income
Class A	(151,568)	(386,742)	(138,640)	—
Class B	—	—	—	—
Class C	(28,438)	(82,697)	(21,929)	—
Class I	(8,655)	(23,630)	(52,539)	—
Class R3	(6,813)	(18,341)	(7,476)	—
Class R4	(7,424)	(19,599)	(8,506)	—
Class R5	(8,042)	(20,866)	(8,369)	—
Class Y	(37,128)	(95,809)	(3,365,434)	—

Total from net investment income	(248,068)	(647,684)	(3,602,893)	—

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	—	—	—	(359,714)
Class B	—	—	—	—
Class C	—	—	—	(78,370)
Class I	—	—	—	(553,977)
Class R3	—	—	—	(86,144)
Class R4	—	—	—	(94,502)
Class R5	—	—	—	(99,231)
Class R6	—	—	—	—
Class Y	—	—	—	(13,560,220)

Total from tax return of capital	—	—	—	(14,832,158)

Total distributions	(248,068)	(647,684)	(3,602,893)	(14,832,158)

Capital Share Transactions:
Sold	1,055,544	8,494,600	71,012,686	209,745,822
Issued on reinvestment of distributions	246,214	642,297	2,952,923	14,622,294
Redeemed	(1,960,583)	(6,697,536)	(170,288,247)	(280,020,188)

Net increase (decrease) from capital share transactions	(658,825)	2,439,361	(96,322,638)	(55,652,072)

Net Increase (Decrease) in Net Assets	(873,778)	1,158,175	(96,897,797)	(126,337,572)

Net Assets:
Beginning of period	13,776,649	12,618,474	193,783,234	320,120,806

End of period	$12,902,871	$13,776,649	$96,885,437	$193,783,234

Undistributed (distributions in excess of) net investment income	$2,526	$5,370	$41,989	$(13,462)

The accompanying notes are an integral part of these financial statements.

274

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$87,598,942	$216,713,972	$8,962,205	$23,579,089	$7,625,973	$17,475,734

(84,340,396)	(85,604,993)	(10,227,867)	(17,071,077)	(8,879,970)	(10,647,931)

17,242,595	(201,182,780)	1,622,940	(21,906,443)	5,157,527	(16,249,871)

20,501,141	(70,073,801)	357,278	(15,398,431)	3,903,530	(9,422,068)

(21,117,528)	(48,335,254)	(3,172,211)	(6,828,028)	(5,394,911)	(11,874,393)
(115,847)	(407,087)	—	—	(55,619)	(177,262)
(23,573,588)	(52,351,870)	(2,091,327)	(3,826,217)	(1,256,587)	(3,184,730)
(32,813,251)	(79,361,771)	(3,140,579)	(7,872,329)	(623,241)	(1,750,142)
(256,378)	(565,461)	(13,101)	(104,352)	(58,693)	(99,099)
(186,798)	(395,071)	(28,022)	(122,740)	(30,190)	(66,732)
(59,978)	(129,402)	(20,761)	(120,096)	(12,571)	(25,197)
(7,332,205)	(16,515,924)	(102,970)	(396,009)	(194,151)	(412,076)

(85,455,573)	(198,061,840)	(8,568,971)	(19,269,771)	(7,625,963)	(17,589,631)

—	—	—	(2,553,158)	—	—
—	—	—	(1,639,608)	—	—
—	—	—	(2,864,510)	—	—
—	—	—	(40,271)	—	—
—	—	—	(42,281)	—	—
—	—	—	(35,295)	—	—
—	—	—	(186,146)	—	—

—	—	—	(7,361,269)	—	—

—	(5,298,008)	—	(1,492,435)	—	(60,255)
—	(44,621)	—	—	—	(900)
—	(5,738,268)	—	(836,315)	—	(16,161)
—	(8,698,813)	—	(1,720,692)	—	(8,881)
—	(61,980)	—	(22,809)	—	(503)
—	(43,303)	—	(26,828)	—	(339)
—	(14,184)	—	(26,250)	—	(128)
—	—	—	(86,557)	—	—
—	(1,810,304)	—	—	—	(2,091)

—	(21,709,481)	—	(4,211,886)	—	(89,258)

(85,455,573)	(219,771,321)	(8,568,971)	(30,842,926)	(7,625,963)	(17,678,889)

443,567,720	1,084,634,908	49,445,586	213,234,575	47,647,167	144,938,949
73,572,008	184,757,588	8,422,293	30,304,353	7,300,292	16,736,984
(1,253,577,579)	(2,425,715,218)	(149,266,295)	(341,571,014)	(77,306,874)	(198,811,503)

(736,437,851)	(1,156,322,722)	(91,398,416)	(98,032,086)	(22,359,415)	(37,135,570)

(801,392,283)	(1,446,167,844)	(99,610,109)	(144,273,443)	(26,081,848)	(64,236,527)

4,704,225,853	6,150,393,697	394,497,001	538,770,444	359,337,281	423,573,808

$3,902,833,570	$4,704,225,853	$294,886,892	$394,497,001	$333,255,433	$359,337,281

$(228,629)	$(2,371,998)	$370,874	$(22,360)	$(539,944)	$(539,954)

The accompanying notes are an integral part of these financial statements.

275

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Inflation Plus Fund		Hartford Municipal Income Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(1)
Operations:
Net investment income (loss)	$(3,104,098)	$(4,041,036)	$122,313	$75,638
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,406,168)	(8,535,834)	15,831	(65,892)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	25,855,427	(7,002,531)	276,902	160,395

Net Increase (Decrease) in Net Assets Resulting from Operations	15,345,161	(19,579,401)	415,046	170,141

Distributions to Shareholders:
From net investment income
Class A	—	(177,245)	(43,379)	(21,116)
Class B	—	(3,326)	—	—
Class C	—	(48,081)	(17,742)	(11,155)
Class I	—	(58,148)	(61,192)	(43,367)
Class R3	—	(26,446)	—	—
Class R4	—	(11,492)	—	—
Class R5	—	(3,033)	—	—
Class Y	—	(159,379)	—	—

Total distributions	—	(487,150)	(122,313)	(75,638)

Capital Share Transactions:
Sold	49,490,778	85,331,481	3,034,342	10,667,680
Issued on reinvestment of distributions	—	457,925	122,274	75,638
Redeemed	(209,132,842)	(291,667,647)	(394,009)	(123,027)

Net increase (decrease) from capital share transactions	(159,642,064)	(205,878,241)	2,762,607	10,620,291

Net Increase (Decrease) in Net Assets	(144,296,903)	(225,944,792)	3,055,340	10,714,794

Net Assets:
Beginning of period	791,680,564	1,017,625,356	10,714,794	—

End of period	$647,383,661	$791,680,564	$13,770,134	$10,714,794

Undistributed (distributions in excess of) net investment income	$(2,934,213)	$169,885	$7,482	$7,482

(1)	Commenced operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

276

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Municipal Opportunities Fund		The Hartford Municipal Real Return Fund		Hartford Municipal Short Duration Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(1)

$7,153,550	$11,786,188	$2,332,392	$4,839,814	$58,791	$30,242

(842,086)	1,159,494	(1,257,919)	330,547	3,992	(21,682)

13,245,758	(1,234,852)	3,932,642	(6,887,183)	62,228	87,021

19,557,222	11,710,830	5,007,115	(1,716,822)	125,011	95,581

(3,073,134)	(5,789,987)	(1,493,473)	(3,184,403)	(27,397)	(10,081)
(19,295)	(60,126)	(7,680)	(23,868)	—	—
(978,935)	(1,968,425)	(290,389)	(626,475)	(2,626)	(727)
(3,082,187)	(3,933,805)	(260,276)	(441,237)	(28,845)	(20,682)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	(280,574)	(601,242)	—	—

(7,153,551)	(11,752,343)	(2,332,392)	(4,877,225)	(58,868)	(31,490)

223,903,123	191,313,029	20,182,258	30,514,071	6,382,343	12,403,697
5,824,352	9,723,229	2,028,209	4,221,529	58,868	31,490
(65,360,522)	(111,242,193)	(23,883,562)	(46,451,888)	(2,254,378)	(264,021)

164,366,953	89,794,065	(1,673,095)	(11,716,288)	4,186,833	12,171,166

176,770,624	89,752,552	1,001,628	(18,310,335)	4,252,976	12,235,257

479,017,517	389,264,965	168,788,643	187,098,978	12,235,257	—

$655,788,141	$479,017,517	$169,790,271	$168,788,643	$16,488,233	$12,235,257

$166,542	$166,543	$30,836	$30,836	$6,244	$6,321

The accompanying notes are an integral part of these financial statements.

277

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Quality Bond Fund		The Hartford Short Duration Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$722,841	$142,743	$6,199,291	$11,277,482
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,041,600	506,687	(2,975,013)	(1,231,574)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,011,801	(64,207)	8,004,890	(4,019,047)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,776,242	585,223	11,229,168	6,026,861

Distributions to Shareholders:
From net investment income
Class A	(72,683)	(50,084)	(3,968,289)	(7,634,261)
Class B	—	—	(31,564)	(85,053)
Class C	(6,941)	(1,648)	(556,575)	(1,084,333)
Class I	(36,409)	(16,387)	(1,475,257)	(3,226,766)
Class R3	(1,681)	(3,890)	(8,172)	(13,245)
Class R4	(2,228)	(9,323)	(5,629)	(15,225)
Class R5	(3,051)	(14,954)	(1,064)	(2,159)
Class R6	—	—	—	—
Class Y	(655,266)	(71,584)	(327,837)	(146,626)

Total from net investment income	(778,259)	(167,870)	(6,374,387)	(12,207,668)

From net realized gain on investments
Class A	(79,189)	(132,737)	—	(1,192,943)
Class B	—	—	—	(15,614)
Class C	(17,226)	(32,216)	—	(317,429)
Class I	(15,237)	(31,577)	—	(465,289)
Class R3	(13,943)	(30,604)	—	(2,409)
Class R4	(14,040)	(30,740)	—	(2,538)
Class R5	(14,140)	(30,877)	—	(278)
Class R6	—	—	—	—
Class Y	(308,235)	(139,050)	—	(18,629)

Total from net realized gain on investments	(462,010)	(427,801)	—	(2,015,129)

From tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(1,240,269)	(595,671)	(6,374,387)	(14,222,797)

Capital Share Transactions:
Sold	123,827,369	5,694,061	339,806,504	339,136,108
Issued on reinvestment of distributions	1,235,901	594,017	5,589,570	11,634,462
Redeemed	(33,718,254)	(2,263,023)	(218,320,400)	(431,193,775)

Net increase (decrease) from capital share transactions	91,345,016	4,025,055	127,075,674	(80,423,205)

Net Increase (Decrease) in Net Assets	92,880,989	4,014,607	131,930,455	(88,619,141)

Net Assets:
Beginning of period	32,096,921	28,082,314	730,765,678	819,384,819

End of period	$124,977,910	$32,096,921	$862,696,133	$730,765,678

Undistributed (distributions in excess of) net investment income	$(55,494)	$(76)	$(100,339)	$74,757

The accompanying notes are an integral part of these financial statements.

278

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Strategic Income Fund		The Hartford Total Return Bond Fund		The Hartford Unconstrained Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$8,711,922	$16,544,891	$27,068,228	$45,213,799	$1,667,728	$3,308,221

(1,117,103)	(7,814,959)	(12,953,094)	7,258,035	(1,901,745)	(1,085,162)

4,063,343	(18,498,397)	37,324,751	(43,330,385)	(51,716)	(3,655,819)

11,658,162	(9,768,465)	51,439,885	9,141,449	(285,733)	(1,432,760)

(2,496,003)	(5,533,118)	(9,350,788)	(13,771,877)	(943,302)	(1,833,550)
(64,691)	(173,983)	(87,501)	(197,706)	(13,777)	(31,992)
(1,363,151)	(3,341,360)	(661,611)	(988,872)	(166,891)	(319,882)
(562,211)	(1,559,891)	(352,592)	(462,059)	(63,089)	(160,552)
(6,066)	(10,694)	(69,653)	(119,189)	(3,089)	(3,990)
(3,981)	(6,402)	(207,121)	(342,784)	(7,835)	(12,609)
(8,066)	(9,188)	(22,360)	(34,770)	(2,132)	(3,602)
(223)	(448)	(151)	(244)	—	—
(3,917,799)	(5,175,108)	(16,519,661)	(27,880,846)	(383,477)	(651,819)

(8,422,191)	(15,810,192)	(27,271,438)	(43,798,347)	(1,583,592)	(3,017,996)

—	(3,059,029)	(1,174,791)	(13,271,150)	—	—
—	(133,060)	(17,345)	(405,355)	—	—
—	(2,335,874)	(115,651)	(1,533,776)	—	—
—	(1,084,853)	(38,968)	(303,064)	—	—
—	(4,634)	(10,192)	(144,277)	—	—
—	(2,843)	(26,349)	(349,362)	—	—
—	(2,580)	(2,383)	(21,184)	—	—
—	(216)	(17)	(215)	—	—
—	(2,530,714)	(1,890,131)	(21,943,324)	—	—

—	(9,153,803)	(3,275,827)	(37,971,707)	—	—

—	—	—	—	—	(33,712)
—	—	—	—	—	(588)
—	—	—	—	—	(5,881)
—	—	—	—	—	(2,952)
—	—	—	—	—	(73)
—	—	—	—	—	(232)
—	—	—	—	—	(66)
—	—	—	—	—	(11,984)

—	—	—	—	—	(55,488)

(8,422,191)	(24,963,995)	(30,547,265)	(81,770,054)	(1,583,592)	(3,073,484)

97,860,495	72,247,808	194,793,341	427,344,427	5,956,558	13,151,845
8,177,453	23,910,160	30,120,703	80,514,405	1,532,052	2,949,075
(56,417,789)	(128,866,220)	(203,898,214)	(266,672,752)	(11,496,375)	(29,925,053)

49,620,159	(32,708,252)	21,015,830	241,186,080	(4,007,765)	(13,824,133)

52,856,130	(67,440,712)	41,908,450	168,557,475	(5,877,090)	(18,330,377)

355,686,981	423,127,693	1,899,931,226	1,731,373,751	95,066,720	113,397,097

$408,543,111	$355,686,981	$1,941,839,676	$1,899,931,226	$89,189,630	$95,066,720

$(365,324)	$(655,055)	$2,698,370	$2,901,580	$(76,808)	$(160,944)

The accompanying notes are an integral part of these financial statements.

279

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford World Bond Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$21,400,422	$35,967,345
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(110,410,873)	76,548,444
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	126,615,759	(78,717,941)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,605,308	33,797,848

Distributions to Shareholders:
From net investment income
Class A	(1,735,584)	(16,483,863)
Class C	(102,460)	(5,011,862)
Class I	(9,759,287)	(77,893,940)
Class R3	(1,805)	(26,013)
Class R4	(14,944)	(50,578)
Class R5	(1,457)	(9,302)
Class R6	(1,727)	(1,024)
Class Y	(2,542,428)	(21,095,851)

Total from net investment income	(14,159,692)	(120,572,433)

From net realized gain on investments
Class A	(14,873,653)	—
Class C	(4,341,666)	—
Class I	(56,379,832)	—
Class R3	(20,717)	—
Class R4	(120,520)	—
Class R5	(8,420)	—
Class R6	(4,593)	—
Class Y	(16,158,895)	—

Total from net realized gain on investments	(91,908,296)	—

Total distributions	(106,067,988)	(120,572,433)

Capital Share Transactions:
Sold	899,612,966	1,796,390,593
Issued on reinvestment of distributions	96,140,528	101,250,001
Redeemed	(1,139,294,986)	(1,173,838,822)

Net increase (decrease) from capital share transactions	(143,541,492)	723,801,772

Net Increase (Decrease) in Net Assets	(212,004,172)	637,027,187

Net Assets:
Beginning of period	3,724,194,757	3,087,167,570

End of period	$3,512,190,585	$3,724,194,757

Undistributed (distributions in excess of) net investment income	$8,315,728	$1,074,998

The accompanying notes are an integral part of these financial statements.

280

Fixed Income Funds

Financial Highlights

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Duration-Hedged Strategic Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.01	$0.17	$(0.13)	$0.04	$(0.17)	$—	$—	$(0.17)	$8.88	0.50	%(5)	$7,787	1.39	%(6)(7)	0.52	%(6)(7)	3.84	%(6)	11%
C	9.00	0.13	(0.12)	0.01	(0.14)	—	—	(0.14)	8.87	0.12	(5)	1,735	2.13	(6)(7)	1.26	(6)(7)	3.11	(6)	11
I	9.00	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	8.88	0.73	(5)	422	1.07	(6)(7)	0.20	(6)(7)	4.19	(6)	11
R3	9.00	0.15	(0.12)	0.03	(0.16)	—	—	(0.16)	8.87	0.34	(5)	389	1.74	(6)(7)	0.87	(6)(7)	3.54	(6)	11
R4	9.00	0.17	(0.13)	0.04	(0.17)	—	—	(0.17)	8.87	0.49	(5)	392	1.44	(6)(7)	0.57	(6)(7)	3.84	(6)	11
R5	9.00	0.18	(0.13)	0.05	(0.18)	—	—	(0.18)	8.87	0.64	(5)	395	1.14	(6)(7)	0.27	(6)(7)	4.14	(6)	11
Y	9.00	0.18	(0.12)	0.06	(0.19)	—	—	(0.19)	8.87	0.69	(5)	1,782	1.04	(6)(7)	0.17	(6)(7)	4.24	(6)	11

For the Year Ended October 31, 2015
A	$9.90	$0.34	$(0.76)	$(0.42)	$(0.47)	$—	$—	$(0.47)	$9.01	(4.28)%		$8,357	1.27%		0.49%		3.66%		50%
C	9.90	0.30	(0.80)	(0.50)	(0.40)	—	—	(0.40)	9.00	(5.10)		2,034	2.03		1.25		3.22		50
I	9.90	0.39	(0.79)	(0.40)	(0.50)	—	—	(0.50)	9.00	(4.08)		445	0.96		0.18		4.18		50
R3	9.90	0.33	(0.79)	(0.46)	(0.44)	—	—	(0.44)	9.00	(4.74)		388	1.65		0.86		3.51		50
R4	9.90	0.36	(0.79)	(0.43)	(0.47)	—	—	(0.47)	9.00	(4.45)		390	1.35		0.56		3.81		50
R5	9.90	0.38	(0.79)	(0.41)	(0.49)	—	—	(0.49)	9.00	(4.17)		393	1.05		0.26		4.11		50
Y	9.90	0.39	(0.79)	(0.40)	(0.50)	—	—	(0.50)	9.00	(4.07)		1,770	0.94		0.16		4.21		50

For the Period Ended October 31, 2014
A(8)	$10.00	$0.34	$(0.12)	$0.22	$(0.32)	$—	$—	$(0.32)	$9.90	2.17	%(5)	$7,266	1.87	%(6)	0.41	%(6)	3.60	%(6)	27	%(5)
C(8)	10.00	0.29	(0.13)	0.16	(0.26)	—	—	(0.26)	9.90	1.60	(5)	1,824	2.55	(6)	1.09	(6)	3.02	(6)	27	(5)
I(8)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.45	(5)	458	1.62	(6)	0.16	(6)	3.72	(6)	27	(5)
R3(8)	10.00	0.29	(0.10)	0.19	(0.29)	—	—	(0.29)	9.90	1.83	(5)	407	2.32	(6)	0.86	(6)	3.01	(6)	27	(5)
R4(8)	10.00	0.31	(0.10)	0.21	(0.31)	—	—	(0.31)	9.90	2.10	(5)	408	2.02	(6)	0.56	(6)	3.31	(6)	27	(5)
R5(8)	10.00	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)	9.90	2.38	(5)	410	1.72	(6)	0.26	(6)	3.60	(6)	27	(5)
Y(8)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.47		1,845	1.62	(6)	0.16	(6)	3.70	(6)	27	(5)

The Hartford Emerging Markets Local Debt Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$7.09	$0.18	$0.36	$0.54	$(0.18)	$—	$—	$(0.18)	$7.45	7.83	%(5)	$5,232	1.65	%(6)(7)	1.26	%(6)(7)	5.14	%(6)	96%
C	7.08	0.15	0.37	0.52	(0.15)	—	—	(0.15)	7.45	7.56	(5)	1,105	2.46	(6)(7)	2.01	(6)(7)	4.34	(6)	96
I	7.07	0.18	0.38	0.56	(0.19)	—	—	(0.19)	7.44	8.14	(5)	1,729	1.45	(6)(7)	1.01	(6)(7)	5.31	(6)	96
R3	7.08	0.16	0.34	0.50	(0.17)	—	—	(0.17)	7.41	7.16	(5)	34	1.91	(6)(7)	1.56	(6)(7)	4.44	(6)	96
R4	7.08	0.17	0.36	0.53	(0.18)	—	—	(0.18)	7.43	7.71	(5)	47	1.61	(6)(7)	1.26	(6)(7)	4.76	(6)	96
R5	7.08	0.18	0.31	0.49	(0.34)	—	—	(0.34)	7.23	7.23	(5)	11	1.31	(6)(7)	0.96	(6)(7)	5.03	(6)	96
Y	7.05	0.19	0.36	0.55	(0.19)	—	—	(0.19)	7.41	8.09	(5)	88,727	1.21	(6)(7)	0.91	(6)(7)	5.44	(6)	96

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%		$5,827	1.53%		1.25%		4.56%		122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)		1,289	2.29		2.00		3.99		122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)		3,716	1.18		0.97		4.57		122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)		1,688	1.81		1.55		4.33		122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)		1,741	1.51		1.25		4.63		122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)		1,726	1.21		0.95		4.93		122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)		177,798	1.11		0.90		5.02		122

The accompanying notes are an integral part of these financial statements.

281

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund (continued)
For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%		$9,792	1.47%		1.25%		4.57%		144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)		3,208	2.23		2.00		3.78		144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)		43,683	1.19		0.98		4.78		144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)		2,041	1.81		1.55		4.23		144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)		2,101	1.51		1.25		4.53		144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)		2,078	1.20		0.95		4.83		144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)		257,218	1.11		0.90		4.86		144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%		$24,773	1.49%		1.25%		4.16%		95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)		6,280	2.22		1.99		3.43		95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)		33,259	1.25		1.00		4.41		95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)		2,097	1.84		1.55		3.86		95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)		2,165	1.54		1.25		4.16		95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)		2,095	1.24		0.95		4.46		95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)		178,911	1.14		0.90		4.50		95

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)	$—	$—	$(0.30)	$10.02	11.96%		$20,430	1.65%		1.24%		3.96%		99%
C	9.24	0.30	0.70	1.00	(0.23)	—	—	(0.23)	10.01	11.03		3,846	2.38		1.97		3.22		99
I	9.23	0.40	0.71	1.11	(0.33)	—	—	(0.33)	10.01	12.28		23,655	1.37		0.96		4.27		99
R3	9.24	0.34	0.70	1.04	(0.27)	—	—	(0.27)	10.01	11.48		2,112	2.02		1.55		3.65		99
R4	9.24	0.37	0.70	1.07	(0.30)	—	—	(0.30)	10.01	11.81		2,094	1.72		1.25		3.95		99
R5	9.24	0.40	0.70	1.10	(0.33)	—	—	(0.33)	10.01	12.15		2,103	1.42		0.95		4.25		99
Y	9.21	0.41	0.69	1.10	(0.33)	—	—	(0.33)	9.98	12.25		75,221	1.31		0.90		4.37		99

For the Period Ended October 31, 2011(9)
A(10)	$10.00	$0.14	$(0.77)	$(0.63)	$(0.11)	$—	$(0.02)	$(0.13)	$9.24	(6.37	)%(5)	$17,895	1.66	%(6)	1.20	%(6)	3.77	%(6)	61	%(5)
C(10)	10.00	0.11	(0.77)	(0.66)	(0.08)	—	(0.02)	(0.10)	9.24	(6.64	)(5)	4,178	2.40	(6)	1.94	(6)	3.00	(6)	61	(5)
I(10)	10.00	0.14	(0.77)	(0.63)	(0.12)	—	(0.02)	(0.14)	9.23	(6.37	)(5)	8,900	1.52	(6)	1.00	(6)	3.86	(6)	61	(5)
R3(10)	10.00	0.14	(0.79)	(0.65)	(0.09)	—	(0.02)	(0.11)	9.24	(6.50	)(5)	1,888	2.05	(6)	1.55	(6)	3.48	(6)	61	(5)
R4(10)	10.00	0.15	(0.78)	(0.63)	(0.11)	—	(0.02)	(0.13)	9.24	(6.39	)(5)	1,872	1.75	(6)	1.25	(6)	3.78	(6)	61	(5)
R5(10)	10.00	0.16	(0.78)	(0.62)	(0.12)	—	(0.02)	(0.14)	9.24	(6.28	)(5)	1,874	1.45	(6)	0.95	(6)	4.08	(6)	61	(5)
Y(10)	10.00	0.15	(0.80)	(0.65)	(0.12)	—	(0.02)	(0.14)	9.21	(6.56	)(5)	13,397	1.36	(6)	0.90	(6)	4.13	(6)	61	(5)

The Hartford Floating Rate Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$8.41	$0.18	$(0.09)	$0.09	$(0.17)	$—	$—	$(0.17)	$8.33	1.20	%(5)	$940,231	1.02	%(6)(7)	1.01	%(6)(7)(11)	4.43	%(6)	15%
B	8.40	0.15	(0.10)	0.05	(0.14)	—	—	(0.14)	8.31	0.70	(5)	5,509	1.92	(6)(7)	1.76	(6)(7)(11)	3.67	(6)	15
C	8.40	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.31	0.71	(5)	1,267,228	1.74	(6)(7)	1.74	(6)(7)(11)	3.70	(6)	15
I	8.42	0.19	(0.08)	0.11	(0.19)	—	—	(0.19)	8.34	1.33	(5)	1,369,787	0.74	(6)(7)	0.74	(6)(7)(11)	4.69	(6)	15
R3	8.43	0.17	(0.08)	0.09	(0.17)	—	—	(0.17)	8.35	1.08	(5)	12,085	1.38	(6)(7)	1.26	(6)(7)(11)	4.18	(6)	15
R4	8.40	0.18	(0.09)	0.09	(0.17)	—	—	(0.17)	8.32	1.20	(5)	8,776	1.07	(6)(7)	1.01	(6)(7)(11)	4.43	(6)	15
R5	8.41	0.19	(0.09)	0.10	(0.19)	—	—	(0.19)	8.32	1.23	(5)	2,566	0.80	(6)(7)	0.71	(6)(7)(11)	4.72	(6)	15
Y	8.40	0.19	(0.09)	0.10	(0.19)	—	—	(0.19)	8.31	1.25	(5)	296,652	0.66	(6)(7)	0.66	(6)(7)(11)	4.76	(6)	15

The accompanying notes are an integral part of these financial statements.

282

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund (continued)
For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%	4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75	3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73	3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71	4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25	3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00	4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70	4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65	4.51	30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%	3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75	3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71	3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70	4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25	3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00	3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70	4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64	4.13	75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%	4.04%	78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27	30,017	1.80	1.75	3.28	78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31	2,195,858	1.71	1.71	3.30	78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35	2,772,328	0.70	0.70	4.29	78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77	18,334	1.36	1.25	3.76	78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17	13,255	1.04	1.00	4.01	78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36	3,942	0.76	0.70	4.33	78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43	79,142	0.64	0.64	4.39	78

For the Year Ended October 31, 2012(9)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$—	$—	$(0.43)	$8.93	8.48%	$1,784,029	0.98%	0.98%	4.85%	60%
B	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.66	35,026	1.80	1.75	4.08	60
C	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.69	2,031,516	1.72	1.72	4.10	60
I	8.65	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.94	8.74	1,817,957	0.73	0.73	5.10	60
R3	8.66	0.40	0.29	0.69	(0.40)	—	—	(0.40)	8.95	8.17	13,889	1.37	1.25	4.57	60
R4	8.63	0.42	0.29	0.71	(0.42)	—	—	(0.42)	8.92	8.47	11,283	1.06	1.00	4.80	60
R5	8.64	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.93	8.78	11,820	0.76	0.70	5.12	60
Y	8.63	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.92	8.85	75,994	0.65	0.65	5.18	60

For the Year Ended October 31, 2011(9)
A	$8.81	$0.42	$(0.16)	$0.26	$(0.43)	$—	$—	$(0.43)	$8.64	2.91%	$1,972,548	0.97%	0.97%	4.79%	96%
B	8.81	0.35	(0.17)	0.18	(0.36)	—	—	(0.36)	8.63	2.00	41,006	1.79	1.75	4.01	96
C	8.81	0.36	(0.18)	0.18	(0.36)	—	—	(0.36)	8.63	2.03	2,106,199	1.72	1.72	4.05	96
I	8.82	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.65	3.16	1,568,922	0.72	0.72	5.03	96
R3	8.83	0.40	(0.17)	0.23	(0.40)	—	—	(0.40)	8.66	2.62	11,257	1.37	1.25	4.52	96
R4	8.81	0.42	(0.18)	0.24	(0.42)	—	—	(0.42)	8.63	2.76	6,048	1.06	1.00	4.78	96
R5	8.82	0.44	(0.17)	0.27	(0.45)	—	—	(0.45)	8.64	3.07	7,882	0.75	0.70	5.04	96
Y	8.80	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.63	3.24	115,997	0.65	0.65	5.11	96

The accompanying notes are an integral part of these financial statements.

283

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Floating Rate High Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.59	$0.26	$(0.13)	$0.13	$(0.25)	$—	$—	$(0.25)	$9.47	1.49	%(5)	$112,217	1.15	%(6)(7)	1.06	%(6)(7)(12)	5.75	%(6)	24%
C	9.60	0.23	(0.14)	0.09	(0.22)	—	—	(0.22)	9.47	1.01	(5)	84,797	1.90	(6)(7)	1.81	(6)(7)(12)	5.01	(6)	24
I	9.60	0.28	(0.14)	0.14	(0.26)	—	—	(0.26)	9.48	1.62	(5)	93,673	0.91	(6)(7)	0.81	(6)(7)(12)	5.99	(6)	24
R3	9.58	0.25	(0.13)	0.12	(0.24)	—	—	(0.24)	9.46	1.35	(5)	308	1.53	(6)(7)	1.36	(6)(7)(12)	5.43	(6)	24
R4	9.58	0.26	(0.13)	0.13	(0.26)	—	—	(0.26)	9.45	1.44	(5)	484	1.21	(6)(7)	1.06	(6)(7)(12)	5.61	(5)	24
R5	9.57	0.28	(0.04)	0.24	(0.36)	—	—	(0.36)	9.45	2.71	(5)	393	0.91	(6)(7)	0.76	(6)(7)(12)	5.80	(6)	24
Y	9.57	0.28	(0.13)	0.15	(0.27)	—	—	(0.27)	9.45	1.64	(5)	3,014	0.80	(6)(7)	0.76	(6)(7)(12)	6.05	(6)	24

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%		$134,991	1.11%		1.05%		5.06%		55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)		99,723	1.88		1.80		4.31		55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)		148,276	0.86		0.80		5.30		55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)		807	1.48		1.35		4.73		55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)		2,889	1.18		1.05		5.06		55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)		2,823	0.88		0.75		5.35		55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)		4,989	0.77		0.75		5.33		55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%		$191,162	1.10%		1.05%		4.35%		100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47		118,465	1.87		1.80		3.61		100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49		207,458	0.84		0.80		4.62		100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93		2,886	1.48		1.35		4.06		100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24		3,015	1.18		1.05		4.35		100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45		2,515	0.88		0.75		4.65		100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55		13,269	0.78		0.75		4.66		100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%		$163,631	1.13%		1.05%		4.53%		59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98		89,287	1.88		1.80		3.78		59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15		119,549	0.84		0.80		4.73		59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47		2,560	1.50		1.35		4.32		59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79		2,642	1.19		1.05		4.62		59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		2,427	0.89		0.75		4.93		59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		10,907	0.80		0.75		4.92		59

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$—	$—	$(0.64)	$10.60	10.54%		$46,387	1.31%		1.04%		5.93%		67%
C	10.20	0.54	0.42	0.96	(0.56)	—	—	(0.56)	10.60	9.70		24,263	2.05		1.78		5.18		67
I	10.20	0.65	0.42	1.07	(0.67)	—	—	(0.67)	10.60	10.80		15,072	1.05		0.78		6.23		67
R3	10.20	0.61	0.38	0.99	(0.61)	—	—	(0.61)	10.58	9.98		2,252	1.72		1.35		5.85		67
R4	10.20	0.64	0.38	1.02	(0.64)	—	—	(0.64)	10.58	10.31		2,292	1.42		1.05		6.15		67
R5	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		2,264	1.12		0.75		6.45		67
Y	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		10,181	1.02		0.75		6.45		67

For the Year Ended October 31, 2011
A(13)	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$10.20	2.25	%(5)	$6,855	1.29	%(6)	1.00	%(6)	4.72	%(6)	—	%(5)
C(13)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.19	(5)	3,101	2.07	(6)	1.78	(6)	4.21	(6)	—	(5)
I(13)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(5)	2,611	1.05	(6)	0.76	(6)	5.10	(6)	—	(5)
R3(13)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.22	(5)	2,044	1.74	(6)	1.35	(6)	4.25	(6)	—	(5)
R4(13)	10.00	0.03	0.20	0.23	(0.03)	—	—	(0.03)	10.20	2.25	(5)	2,044	1.44	(6)	1.05	(6)	4.55	(6)	—	(5)
R5(13)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(5)	2,045	1.14	(6)	0.75	(6)	4.85	(6)	—	(5)
Y(13)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.27	(5)	9,195	1.04	(6)	0.75	(6)	4.85	(6)	—	(5)

The accompanying notes are an integral part of these financial statements.

284

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions		Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford High Yield Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$7.14	$0.17	$(0.06)	$0.11	$(0.17)	$—	$—		$(0.17)	$7.08	1.61	%(5)	$226,145	1.21	%(6)(7)	1.06	%(6)(7)(14)	4.94	%(6)	25%
B	7.10	0.14	(0.06)	0.08	(0.14)	—	—		(0.14)	7.04	1.23	(5)	2,290	2.15	(6)(7)	1.81	(6)(7)(14)	4.19	(6)	25
C	7.12	0.14	(0.06)	0.08	(0.14)	—	—		(0.14)	7.06	1.23	(5)	60,601	1.88	(6)(7)	1.81	(6)(7)(14)	4.19	(6)	25
I	7.18	0.18	(0.06)	0.12	(0.18)	—	—		(0.18)	7.12	1.74	(5)	31,312	0.86	(6)(7)	0.81	(6)(7)(14)	5.11	(6)	25
R3	7.14	0.16	(0.06)	0.10	(0.16)	—	—		(0.16)	7.08	1.46	(5)	2,879	1.49	(6)(7)	1.36	(6)(7)(14)	4.65	(6)	25
R4	7.15	0.17	(0.06)	0.11	(0.17)	—	—		(0.17)	7.09	1.61	(5)	1,289	1.19	(6)(7)	1.06	(6)(7)(14)	4.94	(6)	25
R5	7.14	0.18	(0.06)	0.12	(0.18)	—	—		(0.18)	7.08	1.76	(5)	547	0.89	(6)(7)	0.76	(6)(7)(14)	5.23	(6)	25
Y	7.13	0.18	(0.06)	0.12	(0.18)	—	—		(0.18)	7.07	1.79	(5)	8,192	0.76	(6)(7)	0.71	(6)(7)(14)	5.29	(6)	25

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(15)	$(0.35)	$7.14	(2.52)%		$245,946	1.16%		1.05%		4.64%		40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(15)	(0.29)	7.10	(3.27)		3,274	2.06		1.80		3.99		40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(15)	(0.29)	7.12	(3.13)		67,854	1.84		1.80		4.00		40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(15)	(0.37)	7.18	(2.25)		30,492	0.84		0.80		4.99		40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(15)	(0.33)	7.14	(2.81)		2,178	1.48		1.35		4.45		40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(15)	(0.35)	7.15	(2.38)		1,377	1.17		1.05		4.75		40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(15)	(0.37)	7.14	(2.22)		489	0.86		0.75		5.05		40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(15)	(0.38)	7.13	(2.18)		7,728	0.74		0.70		5.10		40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%		$262,960	1.14%		1.05%		4.90%		54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60		5,683	2.02		1.80		4.17		54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60		95,449	1.83		1.80		4.15		54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60		46,691	0.81		0.78		5.17		54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18		2,487	1.47		1.35		4.60		54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35		1,367	1.16		1.05		4.91		54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81		522	0.85		0.75		5.21		54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73		8,415	0.73		0.70		5.25		54
For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—		$(0.41)	$7.66	7.33%		$295,950	1.15%		1.05%		5.29%		58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.62	6.43		8,242	1.99		1.80		4.54		58
C	7.51	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.63	6.42		105,204	1.81		1.80		4.54		58
I	7.57	0.42	0.14	0.56	(0.43)	—	—		(0.43)	7.70	7.56		65,060	0.81		0.79		5.54		58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—		(0.39)	7.65	6.87		2,872	1.47		1.35		4.96		58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—		(0.41)	7.66	7.18		1,323	1.14		1.05		5.30		58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—		(0.43)	7.65	7.51		609	0.84		0.75		5.57		58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—		(0.44)	7.65	7.57		8,599	0.72		0.70		5.65		58

For the Year Ended October 31, 2012(9)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$—	$—		$(0.44)	$7.53	11.00%		$365,718	1.12%		1.05%		5.97%		138%
B	7.17	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.50	10.24		10,990	2.00		1.80		5.28		138
C	7.18	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.51	10.23		103,639	1.82		1.79		5.24		138
I	7.23	0.46	0.34	0.80	(0.46)	—	—		(0.46)	7.57	11.39		64,195	0.83		0.80		6.24		138
R3	7.20	0.42	0.33	0.75	(0.42)	—	—		(0.42)	7.53	10.68		1,934	1.49		1.35		5.65		138
R4	7.20	0.44	0.34	0.78	(0.44)	—	—		(0.44)	7.54	11.15		1,191	1.16		1.05		5.85		138
R5	7.20	0.46	0.33	0.79	(0.46)	—	—		(0.46)	7.53	11.34		431	0.86		0.75		6.25		138
Y	7.19	0.47	0.33	0.80	(0.46)	—	—		(0.46)	7.53	11.55		15,468	0.73		0.70		6.39		138

The accompanying notes are an integral part of these financial statements.

285

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford High Yield Fund (continued)
For the Year Ended October 31, 2011(9)
A	$7.37	$0.53	$(0.17)	$0.36	$(0.53)	$—	$—	$(0.53)	$7.20	4.95%		$280,568	1.14%		1.05%		7.19%		117%
B	7.34	0.48	(0.17)	0.31	(0.48)	—	—	(0.48)	7.17	4.19		13,007	1.99		1.80		6.45		117
C	7.35	0.47	(0.16)	0.31	(0.48)	—	—	(0.48)	7.18	4.20		102,694	1.83		1.80		6.43		117
I	7.39	0.55	(0.16)	0.39	(0.55)	—	—	(0.55)	7.23	5.36		86,138	0.82		0.79		7.38		117
R3	7.36	0.51	(0.16)	0.35	(0.51)	—	—	(0.51)	7.20	4.79		1,423	1.51		1.35		6.85		117
R4	7.37	0.53	(0.17)	0.36	(0.53)	—	—	(0.53)	7.20	4.95		483	1.19		1.05		7.13		117
R5	7.37	0.56	(0.18)	0.38	(0.55)	—	—	(0.55)	7.20	5.27		321	0.84		0.75		7.45		117
Y	7.36	0.57	(0.18)	0.39	(0.56)	—	—	(0.56)	7.19	5.32		20,136	0.73		0.70		7.53		117

The Hartford Inflation Plus Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.57	$(0.04)	$0.33	$0.29	$—	$—	$—	$—	$10.86	2.74	%(5)	$241,129	0.97	%(6)(7)	0.86	%(6)(7)(16)	(0.75	)%(6)	18%
B	10.18	(0.08)	0.32	0.24	—	—	—	—	10.42	2.36	(5)	7,679	1.84	(6)(7)	1.61	(6)(7)(16)	(1.55	)(6)	18
C	10.17	(0.08)	0.32	0.24	—	—	—	—	10.41	2.36	(5)	160,300	1.69	(6)(7)	1.61	(6)(7)(16)	(1.51	)(6)	18
I	10.73	(0.03)	0.34	0.31	—	—	—	—	11.04	2.89	(5)	60,678	0.76	(6)(7)	0.61	(6)(7)(16)	(0.49	)(6)	18
R3	10.40	(0.06)	0.33	0.27	—	—	—	—	10.67	2.60	(5)	58,659	1.27	(6)(7)	1.21	(6)(7)(16)	(1.09	)(6)	18
R4	10.56	(0.04)	0.33	0.29	—	—	—	—	10.85	2.75	(5)	16,770	0.97	(6)(7)	0.91	(6)(7)(16)	(0.81	)(6)	18
R5	10.71	(0.03)	0.33	0.30	—	—	—	—	11.01	2.80	(5)	3,018	0.69	(6)(7)	0.61	(6)(7)(16)	(0.56	)(6)	18
Y	10.75	(0.03)	0.35	0.32	—	—	—	—	11.07	2.98	(5)	99,152	0.56	(6)(7)	0.56	(6)(7)(16)	(0.54	)(6)	18

For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%		$257,100	0.94%		0.85%		(0.34)%		155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)		10,385	1.78		1.60		(1.22)		155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)		178,363	1.66		1.60		(1.13)		155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)		63,658	0.73		0.60		(0.18)		155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)		61,292	1.25		1.20		(0.60)		155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)		19,243	0.95		0.90		(0.30)		155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)		3,757	0.66		0.60		(0.12)		155
Y	10.95	0.00	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)		197,882	0.54		0.54		0.03		155
For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%		$339,993	0.92%		0.85%		0.48%		108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		16,784	1.74		1.60		(0.35)		108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		240,647	1.63		1.60		(0.33)		108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)		91,095	0.67		0.60		0.58		108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)		69,577	1.23		1.20		0.19		108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)		22,639	0.92		0.90		0.43		108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)		5,119	0.64		0.60		0.79		108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)		231,771	0.52		0.52		0.84		108

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%		$507,889	0.88%		0.85%		0.34%		82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)		28,633	1.69		1.60		(0.43)		82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)		375,906	1.60		1.60		(0.42)		82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)		124,329	0.65		0.60		0.51		82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)		73,380	1.22		1.20		0.01		82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)		29,584	0.91		0.90		0.30		82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)		6,219	0.63		0.60		0.69		82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)		287,361	0.51		0.51		0.60		82

The accompanying notes are an integral part of these financial statements.

286

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Inflation Plus Fund (continued)
For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$—	$(0.59)	$12.65	7.41%		$851,003	0.86%		0.85%		0.69%		102%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.44	6.65		53,262	1.66		1.60		(0.11)		102
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.43	6.66		717,899	1.59		1.59		(0.04)		102
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.70		297,985	0.64		0.60		0.91		102
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	—	(0.57)	12.57	7.07		94,112	1.21		1.20		0.41		102
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	—	(0.59)	12.66	7.39		41,261	0.91		0.90		0.69		102
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	—	(0.60)	12.73	7.63		8,096	0.62		0.60		1.05		102
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.73		378,089	0.50		0.50		0.99		102

For the Year Ended October 31, 2011(9)
A(17)	$12.27	$0.35	$0.58	$0.93	$(0.32)	$(0.52)	$—	$(0.84)	$12.36	8.19%		$836,386	0.87%		0.85%		2.89%		232%
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.22	7.35		72,383	1.67		1.60		2.14		232
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.21	7.36		678,916	1.60		1.60		2.16		232
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	—	(0.86)	12.44	8.45		300,497	0.64		0.60		3.19		232
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	—	(0.81)	12.31	7.83		65,208	1.22		1.20		2.70		232
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	—	(0.83)	12.37	8.14		25,566	0.92		0.90		2.93		232
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	—	(0.86)	12.42	8.55		14,764	0.63		0.60		3.69		232
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	—	(0.87)	12.44	8.63		299,096	0.51		0.51		3.37		232

Hartford Municipal Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.09	$0.11	$0.25	$0.36	$(0.11)	$—	$—	$(0.11)	$10.34	3.55	%(5)	$5,755	1.46	%(6)(7)	0.70	%(6)(7)(18)	2.10	%(6)	5%
C	10.09	0.07	0.25	0.32	(0.07)	—	—	(0.07)	10.34	3.17	(5)	2,717	2.19	(6)(7)	1.45	(6)(7)(18)	1.36	(6)	5
I	10.09	0.12	0.25	0.37	(0.12)	—	—	(0.12)	10.34	3.68	(5)	5,298	1.19	(6)(7)	0.45	(6)(7)(18)	2.35	(6)	5

For the Period Ended October 31, 2015
A(19)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(5)	$3,075	1.11	%(6)	0.69	%(6)	1.83	%(6)	21%
C(19)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(5)	2,533	1.83	(6)	1.44	(6)	1.07	(6)	21
I(19)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(5)	5,107	0.83	(6)	0.44	(6)	2.07	(6)	21

The Hartford Municipal Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$8.53	$0.11	$0.19	$0.30	$(0.11)	$—	$—	$(0.11)	$8.72	3.55	%(5)	$257,654	0.69	%(6)(7)	0.69	%(6)(7)(20)	2.59	%(6)	5%
B	8.53	0.08	0.19	0.27	(0.08)	—	—	(0.08)	8.72	3.16	(5)	1,701	1.52	(6)(7)	1.45	(6)(7)(20)	1.84	(6)	5
C	8.54	0.08	0.19	0.27	(0.08)	—	—	(0.08)	8.73	3.16	(5)	117,633	1.45	(6)(7)	1.45	(6)(7)(20)	1.83	(6)	5
I	8.55	0.12	0.19	0.31	(0.12)	—	—	(0.12)	8.74	3.67	(5)	278,800	0.45	(6)(7)	0.45	(6)(7)(20)	2.83	(6)	5

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

The accompanying notes are an integral part of these financial statements.

287

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Municipal Opportunities Fund (continued)
For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%		$153,818	0.91%		0.91	%(21)	3.35%		37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)		4,161	1.72		1.66	(21)	2.60		37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)		86,844	1.66		1.66	(21)	2.60		37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)		58,996	0.66		0.66	(21)	3.60		37

For the Year Ended October 31, 2012(9)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%		$202,931	0.91%		0.91	%(21)	4.05%		51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75		5,597	1.72		1.66	(21)	3.32		51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73		117,699	1.67		1.66	(21)	3.31		51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83		78,183	0.67		0.66	(21)	4.31		51

For the Year Ended October 31, 2011(9)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$—	$—	$(0.44)	$8.01	0.03%		$177,569	0.94%		0.93	%(21)	5.58%		41%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.01	(0.72)		5,739	1.75		1.68	(21)	4.84		41
C	8.48	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.02	(0.72)		103,439	1.70		1.68	(21)	4.83		41
I	8.49	0.46	(0.46)	—	(0.46)	—	—	(0.46)	8.03	0.28		69,575	0.70		0.68	(21)	5.82		41

The Hartford Municipal Real Return Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.16	$0.13	$0.14	$0.27	$(0.13)	$—	$—	$(0.13)	$9.30	2.99	%(5)	$105,968	0.76	%(6)(7)	0.70	%(6)(7)(22)	2.89	%(6)	7%
B	9.07	0.10	0.15	0.25	(0.10)	—	—	(0.10)	9.22	2.74	(5)	590	1.60	(6)(7)	1.45	(6)(7)(22)	2.15	(6)	7
C	9.10	0.10	0.15	0.25	(0.10)	—	—	(0.10)	9.25	2.73	(5)	27,267	1.51	(6)(7)	1.45	(6)(7)(22)	2.14	(6)	7
I	9.18	0.14	0.15	0.29	(0.14)	—	—	(0.14)	9.33	3.23	(5)	18,088	0.53	(6)(7)	0.45	(6)(7)(22)	3.14	(6)	7
Y	9.13	0.14	0.15	0.29	(0.14)	—	—	(0.14)	9.28	3.23	(5)	17,877	0.46	(6)(7)	0.45	(6)(7)(22)	3.14	(6)	7

For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%		$106,809	0.88%		0.74%		2.85%		26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)		813	1.70		1.50		2.09		26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)		27,452	1.63		1.49		2.10		26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)		15,495	0.65		0.50		3.09		26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)		18,220	0.58		0.49		3.10		26

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%		$115,957	0.90%		0.85%		2.89%		31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62		1,497	1.73		1.60		2.15		31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71		32,022	1.64		1.60		2.14		31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82		16,682	0.66		0.60		3.12		31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74		20,941	0.60		0.60		3.14		31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%		$124,008	0.88%		0.85%		2.51%		20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)		2,194	1.71		1.60		1.76		20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)		38,185	1.62		1.60		1.76		20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)		12,776	0.64		0.60		2.75		20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)		22,365	0.58		0.58		2.78		20

For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%		$157,918	0.87%		0.85%		2.89%		61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03		3,497	1.68		1.60		2.18		61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11		49,791	1.62		1.60		2.13		61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12		20,061	0.64		0.60		3.07		61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08		27,549	0.58		0.58		3.18		61

The accompanying notes are an integral part of these financial statements.

288

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Municipal Real Return Fund (continued)
For the Year Ended October 31, 2011(9)
A(17)	$9.50	$0.41	$(0.30)	$0.11	$(0.41)	$—	$—	$(0.41)	$9.20	1.28%		$137,766	0.90%		0.85%		4.52%		29%
B	9.43	0.34	(0.30)	0.04	(0.34)	—	—	(0.34)	9.13	0.54		4,565	1.70		1.60		3.75		29
C	9.46	0.34	(0.31)	0.03	(0.34)	—	—	(0.34)	9.15	0.43		43,214	1.64		1.60		3.72		29
I	9.52	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.22	1.53		10,671	0.64		0.60		4.71		29
Y	9.48	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.18	1.54		29,686	0.60		0.60		4.73		29

Hartford Municipal Short Duration Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.06	$0.04	$0.04	$0.08	$(0.04)	$—	$—	$(0.04)	$10.10	0.84	%(5)	$6,857	1.29	%(6)(7)	0.70	%(6)(7)(23)	0.88	%(6)	4%
C	10.05	0.01	0.04	0.05	(0.01)	—	—	(0.01)	10.09	0.47	(5)	4,127	2.03	(6)(7)	1.45	(6)(7)(23)	0.13	(6)	4
I	10.06	0.06	0.04	0.10	(0.06)	—	—	(0.06)	10.10	0.96	(5)	5,504	1.02	(6)(7)	0.45	(6)(7)(23)	1.13	(6)	4

For the Period Ended October 31, 2015
A(19)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(5)	$3,993	1.12	%(6)	0.69	%(6)	0.75	%(6)	6%
C(19)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(5)	3,137	1.82	(6)	1.44	(6)	(0.02	)(6)	6
I(19)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(5)	5,106	0.78	(6)	0.44	(6)	0.97	(6)	6

The Hartford Quality Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.19	$0.06	$0.16	$0.22	$(0.06)	$(0.07)	$—	$(0.13)	$10.28	2.20	%(5)	$13,285	1.00	%(6)(7)	0.95	%(6)(7)(24)	1.17	%(6)	49%
C	10.12	0.02	0.17	0.19	(0.03)	(0.07)	—	(0.10)	10.21	1.84	(5)	3,548	1.75	(6)(7)	1.70	(6)(7)(24)	0.44	(6)	49
I	10.21	0.08	0.16	0.24	(0.08)	(0.07)	—	(0.15)	10.30	2.36	(5)	9,323	0.72	(6)(7)	0.67	(6)(7)(24)	1.56	(6)	49
R3	10.17	0.02	0.23	0.25	(0.09)	(0.07)	—	(0.16)	10.26	2.47	(5)	184	1.37	(6)(7)	1.27	(6)(7)(24)	0.46	(6)	49
R4	10.19	0.04	0.21	0.25	(0.12)	(0.07)	—	(0.19)	10.25	2.49	(5)	24	1.07	(6)(7)	0.97	(6)(7)(24)	0.70	(6)	49
R5	10.21	0.05	0.23	0.28	(0.16)	(0.07)	—	(0.23)	10.26	2.72	(5)	23	0.77	(6)(7)	0.67	(6)(7)(24)	1.00	(6)	49
Y	10.21	0.08	0.16	0.24	(0.08)	(0.07)	—	(0.15)	10.30	2.36	(5)	98,591	0.67	(6)(7)	0.62	(6)(7)(24)	1.58	(6)	49

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%		$11,513	1.18%		0.90%		0.43%		20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28		2,453	1.93		1.64		(0.31)		20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37		2,283	0.89		0.61		0.71		20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69		2,082	1.58		1.25		0.07		20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95		2,100	1.28		0.95		0.37		20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32		2,119	0.98		0.65		0.67		20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36		9,547	0.89		0.60		0.72		20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%		0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01		1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98		0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68		1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38		0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.79		2,072	1.08		0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84		9,333	0.98		0.58		0.82		27

For the Year Ended October 31, 2013(25)
A(25)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(5)	$6,849	1.28	%(6)	0.81	%(6)	0.52	%(6)	83	%(5)
C(25)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(5)	2,239	2.03	(6)	1.56	(6)	(0.23	)(6)	83	(5)
I(25)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(5)	2,036	1.03	(6)	0.55	(6)	0.76	(6)	83	(5)
R3(25)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(5)	1,966	1.72	(6)	1.20	(6)	0.12	(6)	83	(5)
R4(25)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(5)	1,972	1.42	(6)	0.90	(6)	0.41	(6)	83	(5)
R5(25)	10.00	0.07	(0.19)	(0.12)	(0.06)	—	—	(0.06)	9.82	(1.16	)(5)	1,977	1.12	(6)	0.60	(6)	0.71	(6)	83	(5)
Y(25)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13	)(5)	8,902	1.02	(6)	0.55	(6)	0.76	(6)	83	(5)

The accompanying notes are an integral part of these financial statements.

289

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Short Duration Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.80	$0.08	$0.05	$0.13	$(0.08)	$—	$—	$(0.08)	$9.85	1.32	%(5)	$515,225	0.90	%(6)(7)	0.86	%(6)(7)(26)	1.58	%(6)	17%
B	9.85	0.08	0.05	0.13	(0.08)	—	—	(0.08)	9.90	1.32	(5)	3,110	1.06	(6)(7)	0.86	(6)(7)(26)	1.58	(6)	17
C	9.80	0.04	0.04	0.08	(0.04)	—	—	(0.04)	9.84	0.85	(5)	124,853	1.60	(6)(7)	1.60	(6)(7)(26)	0.84	(6)	17
I	9.82	0.09	0.04	0.13	(0.09)	—	—	(0.09)	9.86	1.38	(5)	168,789	0.55	(6)(7)	0.55	(6)(7)(26)	1.89	(6)	17
R3	9.78	0.06	0.04	0.10	(0.06)	—	—	(0.06)	9.82	1.07	(5)	1,194	1.23	(6)(7)	1.16	(6)(7)(26)	1.28	(6)	17
R4	9.79	0.08	0.04	0.12	(0.08)	—	—	(0.08)	9.83	1.22	(5)	650	0.93	(6)(7)	0.86	(6)(7)(26)	1.58	(6)	17
R5	9.78	0.09	0.04	0.13	(0.09)	—	—	(0.09)	9.82	1.37	(5)	113	0.63	(6)(7)	0.56	(6)(7)(26)	1.88	(6)	17
Y	9.78	0.09	0.05	0.14	(0.10)	—	—	(0.10)	9.82	1.41	(5)	48,763	0.50	(6)(7)	0.50	(6)(7)(26)	1.94	(6)	17

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%		$469,337	0.90%		0.85%		1.51%		31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80		4,450	1.03		0.85		1.56		31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05		120,116	1.60		1.60		0.81		31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11		126,578	0.54		0.54		1.87		31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60		1,084	1.23		1.15		1.26		31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90		677	0.92		0.85		1.56		31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10		111	0.62		0.55		1.86		31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25		8,412	0.51		0.51		1.91		31

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%		0.85%		1.50%		50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01		0.85		1.51		50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60		1.60		0.76		50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55		0.55		1.79		50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23		1.15		1.20		50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92		0.85		1.50		50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61		0.55		1.80		50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50		0.50		1.83		50

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%		$451,357	0.88%		0.85%		1.66%		51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60		9,589	0.99		0.85		1.67		51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44		133,623	1.60		1.60		0.93		51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48		105,812	0.57		0.57		1.96		51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90		527	1.23		1.15		1.35		51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20		928	0.92		0.85		1.69		51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51		112	0.61		0.55		1.98		51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55		3,002	0.51		0.51		2.03		51

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$—	$—	$(0.21)	$10.05	4.37%		$279,952	0.86%		0.85%		2.03%		61%
B	9.82	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.05	4.48		7,959	0.97		0.85		2.04		61
C	9.83	0.13	0.22	0.35	(0.13)	—	—	(0.13)	10.05	3.60		136,515	1.60		1.60		1.28		61
I	9.84	0.23	0.23	0.46	(0.23)	—	—	(0.23)	10.07	4.75		117,449	0.58		0.58		2.30		61
R3	9.81	0.17	0.23	0.40	(0.18)	—	—	(0.18)	10.03	4.07		258	1.23		1.15		1.72		61
R4	9.81	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.04	4.48		783	0.93		0.85		2.02		61
R5	9.81	0.23	0.23	0.46	(0.24)	—	—	(0.24)	10.03	4.69		106	0.62		0.55		2.33		61
Y	9.80	0.23	0.24	0.47	(0.24)	—	—	(0.24)	10.03	4.84		4,967	0.50		0.50		2.34		61

The accompanying notes are an integral part of these financial statements.

290

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Short Duration Fund (continued)
For the Year Ended October 31, 2011(9)
A	$9.87	$0.21	$(0.04)	$0.17	$(0.21)	$—	$—	$(0.21)	$9.83	1.77%		$279,232	0.86%		0.85%		2.13%		55%
B	9.87	0.20	(0.05)	0.15	(0.20)	—	—	(0.20)	9.82	1.54		9,558	1.09		0.98		2.01		55
C	9.87	0.14	(0.04)	0.10	(0.14)	—	—	(0.14)	9.83	1.02		140,933	1.59		1.59		1.39		55
I	9.89	0.24	(0.05)	0.19	(0.24)	—	—	(0.24)	9.84	1.97		88,321	0.56		0.56		2.41		55
R3(13)	9.73	0.01	0.08	0.09	(0.01)	—	—	(0.01)	9.81	0.96	(5)	101	1.27	(6)	1.15	(6)	1.70	(6)	55
R4(13)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	0.98	(5)	101	0.97	(6)	0.85	(6)	1.99	(6)	55
R5(13)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	1.01	(5)	101	0.67	(6)	0.55	(6)	2.28	(6)	55
Y	9.85	0.24	(0.04)	0.20	(0.25)	—	—	(0.25)	9.80	2.02		230,175	0.51		0.51		2.48		55

The Hartford Strategic Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$8.53	$0.19	$0.03	$0.22	$(0.18)	$—	$—	$(0.18)	$8.57	2.62	%(5)	$119,185	1.05	%(6)(7)	0.96	%(6)(7)(27)	4.47	%(6)	28%
B	8.53	0.17	0.05	0.22	(0.16)	—	—	(0.16)	8.59	2.47	(5)	3,154	1.41	(6)(7)	1.23	(6)(7)(27)	4.19	(6)	28
C	8.55	0.15	0.03	0.18	(0.14)	—	—	(0.14)	8.59	2.22	(5)	76,903	1.76	(6)(7)	1.71	(6)(7)(27)	3.72	(6)	28
I	8.55	0.20	0.04	0.24	(0.19)	—	—	(0.19)	8.60	2.74	(5)	25,520	0.75	(6)(7)	0.71	(6)(7)(27)	4.72	(6)	28
R3	8.51	0.17	0.04	0.21	(0.16)	—	—	(0.16)	8.56	2.58	(5)	269	1.41	(6)(7)	1.26	(6)(7)(27)	4.17	(6)	28
R4	8.52	0.19	0.04	0.23	(0.18)	—	—	(0.18)	8.57	2.63	(5)	209	1.09	(6)(7)	0.96	(6)(7)(27)	4.50	(6)	28
R5	8.52	0.20	0.04	0.24	(0.19)	—	—	(0.19)	8.57	2.90	(5)	483	0.76	(6)(7)	0.66	(6)(7)(27)	4.84	(6)	28
R6	8.52	0.21	0.02	0.23	(0.19)	—	—	(0.19)	8.56	2.81	(5)	10	0.80	(6)(7)	0.61	(6)(7)(27)	5.07	(6)	28
Y	8.52	0.20	0.03	0.23	(0.19)	—	—	(0.19)	8.56	2.81	(5)	182,811	0.65	(6)(7)	0.61	(6)(7)(27)	4.83	(6)	28

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%		0.95%		4.23%		66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85		1.70		3.60		66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74		1.70		3.61		66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73		0.70		4.61		66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41		1.25		4.04		66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08		0.95		4.37		66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75		0.65		4.70		66
R6(28)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(5)	10	0.69	(6)	0.59	(6)	4.78	(6)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64		0.60		4.70		66

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%		$144,172	1.01%		0.95%		3.82%		71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25		6,367	1.82		1.70		3.10		71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26		109,960	1.72		1.69		3.08		71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32		48,809	0.71		0.68		4.09		71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64		213	1.40		1.25		3.54		71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06		131	1.05		0.95		3.83		71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38		120	0.73		0.65		4.10		71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55		113,356	0.63		0.60		4.25		71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.93%		55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09		55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07		55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00		55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40		242	1.39		1.25		3.74		55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68		143	1.03		0.95		3.91		55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98		114	0.71		0.65		4.20		55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30		55

The accompanying notes are an integral part of these financial statements.

291

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Strategic Income Fund (continued)
For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$—	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%		121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	—	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17		121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	—	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17		121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	—	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11		121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	—	(0.35)	9.70	9.47		141	1.34		1.27		3.56		121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	—	(0.38)	9.70	9.79		132	1.02		0.97		3.88		121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	—	(0.41)	9.70	10.12		112	0.71		0.67		4.20		121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	—	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82		121

For the Year Ended October 31, 2011(9)
A	$9.22	$0.48	$(0.01)	$0.47	$(0.49)	$—	$—	$(0.49)	$9.20	5.20%		$191,353	0.98%		0.98%		5.27%		156%
B	9.21	0.41	—	0.41	(0.42)	—	—	(0.42)	9.20	4.51		13,259	1.78		1.75		4.52		156
C	9.23	0.42	(0.02)	0.40	(0.42)	—	—	(0.42)	9.21	4.43		183,209	1.71		1.71		4.50		156
I	9.24	0.51	(0.02)	0.49	(0.51)	—	—	(0.51)	9.22	5.47		70,365	0.71		1.71		5.47		156
R3(13)	9.10	0.04	0.08	0.12	(0.02)	—	—	(0.02)	9.20	1.34	(5)	101	1.33	(6)	1.30	(6)	5.14	(6)	156
R4(13)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.37	(5)	101	1.03	(6)	1.00	(6)	5.43	(6)	156
R5(13)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.40	(5)	101	0.73	(6)	0.70	(6)	5.72	(6)	156
Y	9.21	0.51	—	0.51	(0.52)	—	—	(0.52)	9.20	5.69		6,885	0.63		0.63		5.50		156

The Hartford Total Return Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.28	$0.14	$0.14	$0.28	$(0.14)	$(0.02)	$—	$(0.16)	$10.40	2.61	%(5)	$746,745	0.87	%(6)(7)	0.87	%(6)(7)(29)	2.69	%(6)	24%
B	10.20	0.10	0.14	0.24	(0.10)	(0.02)	—	(0.12)	10.32	2.23	(5)	7,541	1.94	(6)(7)	1.63	(6)(7)(29)	1.91	(6)	24
C	10.30	0.10	0.14	0.24	(0.10)	(0.02)	—	(0.12)	10.42	2.34	(5)	72,601	1.60	(6)(7)	1.60	(6)(7)(29)	1.96	(6)	24
I	10.30	0.15	0.13	0.28	(0.15)	(0.02)	—	(0.17)	10.41	2.77	(5)	25,758	0.55	(6)(7)	0.55	(6)(7)(29)	3.01	(6)	24
R3	10.48	0.12	0.14	0.26	(0.12)	(0.02)	—	(0.14)	10.60	2.43	(5)	5,647	1.17	(6)(7)	1.17	(6)(7)(29)	2.38	(6)	24
R4	10.46	0.14	0.14	0.28	(0.14)	(0.02)	—	(0.16)	10.58	2.70	(5)	15,246	0.85	(6)(7)	0.85	(6)(7)(29)	2.70	(6)	24
R5	10.46	0.15	0.14	0.29	(0.16)	(0.02)	—	(0.18)	10.57	2.75	(5)	1,607	0.56	(6)(7)	0.56	(6)(7)(29)	3.01	(6)	24
R6	10.45	0.15	0.14	0.29	(0.16)	(0.02)	—	(0.18)	10.56	2.75	(5)	10	0.57	(6)(7)	0.49	(6)(7)(29)	3.00	(6)	24
Y	10.45	0.16	0.14	0.30	(0.16)	(0.02)	—	(0.18)	10.57	2.90	(5)	1,066,685	0.45	(6)(7)	0.45	(6)(7)(29)	3.10	(6)	24

For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%		$672,638	0.87%		0.87%		2.20%		57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)		10,528	1.86		1.62		1.43		57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)		67,147	1.59		1.59		1.50		57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67		23,201	0.56		0.56		2.60		57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07		6,198	1.16		1.16		1.93		57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39		15,610	0.84		0.84		2.25		57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68		1,423	0.55		0.55		2.57		57
R6(28)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65	(5)	10	0.50	(6)	0.50	(6)	2.61	(6)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79		1,103,177	0.44		0.44		2.67		57

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%		$602,306	1.00%		0.91%		2.26%		84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.63	3.72		19,329	1.93		1.65		1.52		84
C	10.49	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.72	3.68		70,539	1.72		1.65		1.51		84
I	10.49	0.27	0.22	0.49	(0.26)	—	—	(0.26)	10.72	4.75		11,737	0.67		0.62		2.51		84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—	(0.20)	10.90	4.16		6,868	1.28		1.21		1.96		84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—	(0.23)	10.88	4.48		16,342	0.96		0.90		2.26		84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—	(0.27)	10.88	4.79		978	0.67		0.60		2.55		84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—	(0.27)	10.87	4.89		1,003,275	0.56		0.51		2.66		84

The accompanying notes are an integral part of these financial statements.

292

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions		Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Total Return Bond Fund (continued)
For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$—		$(0.59)	$10.48	(0.83)%		$586,762	0.99%		0.95%		2.15%		106%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	—		(0.51)	10.40	(1.58)		31,258	1.88		1.70		1.39		106
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	—		(0.51)	10.49	(1.66)		78,034	1.70		1.70		1.40		106
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	—		(0.62)	10.49	(0.55)		6,771	0.68		0.68		2.42		106
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	—		(0.56)	10.66	(1.21)		7,655	1.28		1.25		1.85		106
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	—		(0.59)	10.64	(0.92)		15,725	0.96		0.95		2.15		106
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	—		(0.62)	10.64	(0.61)		664	0.67		0.65		2.44		106
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	—		(0.63)	10.63	(0.52)		883,706	0.55		0.55		2.55		106

For the Year Ended October 31, 2012(9)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$—		$(0.39)	$11.16	7.50%		$696,383	0.98%		0.89%		2.64%		77%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	—		(0.31)	11.08	6.66		47,026	1.85		1.64		1.90		77
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	—		(0.31)	11.18	6.70		105,330	1.69		1.63		1.90		77
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	—		(0.42)	11.17	7.78		11,177	0.68		0.62		2.92		77
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	—		(0.36)	11.35	7.14		9,944	1.27		1.19		2.35		77
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	—		(0.39)	11.33	7.47		21,940	0.95		0.89		2.65		77
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	—		(0.42)	11.33	7.79		1,018	0.66		0.59		2.94		77
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	—		(0.43)	11.32	7.91		952,621	0.55		0.49		3.04		77

For the Year Ended October 31, 2011(9)
A	$10.70	$0.33	$0.06	$0.39	$(0.33)	$—	$—		$(0.33)	$10.76	3.78%		$673,310	0.98%		0.95%		3.16%		131%
B	10.63	0.25	0.07	0.32	(0.26)	—	—		(0.26)	10.69	3.03		54,934	1.85		1.70		2.41		131
C	10.71	0.26	0.07	0.33	(0.26)	—	—		(0.26)	10.78	3.10		104,382	1.69		1.69		2.42		131
I	10.70	0.37	0.06	0.43	(0.36)	—	—		(0.36)	10.77	4.15		11,973	0.68		0.68		3.45		131
R3	10.87	0.31	0.06	0.37	(0.30)	—	—		(0.30)	10.94	3.49		11,922	1.26		1.25		2.85		131
R4	10.85	0.34	0.06	0.40	(0.33)	—	—		(0.33)	10.92	3.81		25,330	0.95		0.95		3.16		131
R5	10.85	0.37	0.07	0.44	(0.37)	—	—		(0.37)	10.92	4.12		990	0.66		0.66		3.46		131
Y	10.84	0.38	0.07	0.45	(0.38)	—	—		(0.38)	10.91	4.23		952,265	0.54		0.54		3.56		131

The Hartford Unconstrained Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.65	$0.18	$(0.20)	$(0.02)	$(0.17)	$—	$—		$(0.17)	$9.46	(0.21	)%(5)	$51,180	1.24	%(6)(7)	1.00	%(6)(7)(30)	3.77	%(6)	16%
B	9.64	0.14	(0.20)	(0.06)	(0.13)	—	—		(0.13)	9.45	(0.69	)(5)	844	2.20	(6)(7)	1.75	(6)(7)(30)	3.00	(6)	16
C	9.67	0.14	(0.20)	(0.06)	(0.13)	—	—		(0.13)	9.48	(0.58	)(5)	11,344	1.92	(6)(7)	1.75	(6)(7)(30)	3.02	(6)	16
I	9.65	0.19	(0.20)	(0.01)	(0.18)	—	—		(0.18)	9.46	(0.08	)(5)	4,539	0.87	(6)(7)	0.75	(6)(7)(30)	4.06	(6)	16
R3	9.63	0.16	(0.19)	(0.03)	(0.15)	—	—		(0.15)	9.45	(0.46	)(5)	213	1.50	(6)(7)	1.30	(6)(7)(30)	3.52	(6)	16
R4	9.64	0.18	(0.20)	(0.02)	(0.17)	—	—		(0.17)	9.45	(0.32	)(5)	440	1.19	(6)(7)	1.00	(6)(7)(30)	3.77	(6)	16
R5	9.63	0.19	(0.20)	(0.01)	(0.18)	—	—		(0.18)	9.44	(0.17	)(5)	112	0.89	(6)(7)	0.70	(6)(7)(30)	4.08	(6)	16
Y	9.62	0.19	(0.20)	(0.01)	(0.18)	—	—		(0.18)	9.43	(0.07	)(5)	20,517	0.78	(6)(7)	0.70	(6)(7)(30)	4.07	(6)	16

For the Year Ended October 31, 2015
A	$10.07	$0.31	$(0.44)	$(0.13)	$(0.28)	$—	$(0.01)		$(0.29)	$9.65	(1.29)%		$56,678	1.17%		0.99%		3.14%		67%
B	10.06	0.23	(0.43)	(0.20)	(0.22)	—	—	(15)	(0.22)	9.64	(1.93)		1,169	2.11		1.74		2.35		67
C	10.09	0.24	(0.44)	(0.20)	(0.22)	—	—	(15)	(0.22)	9.67	(2.02)		12,517	1.86		1.74		2.42		67
I	10.07	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.65	(1.04)		4,075	0.81		0.74		3.42		67
R3	10.05	0.28	(0.44)	(0.16)	(0.26)	—	—	(15)	(0.26)	9.63	(1.49)		144	1.45		1.29		2.86		67
R4	10.05	0.32	(0.44)	(0.12)	(0.28)	—	(0.01)		(0.29)	9.64	(1.20)		454	1.14		0.99		3.20		67
R5	10.05	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.63	(0.90)		112	0.83		0.69		3.49		67
Y	10.04	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.62	(1.01)		19,916	0.73		0.69		3.50		67

The accompanying notes are an integral part of these financial statements.

293

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Unconstrained Bond Fund (continued)
For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.26)	$—	$(0.04)	$(0.30)	$10.07	3.16%		$70,192	1.17%		0.99%		2.86%		62%
B	10.06	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.06	2.30		1,974	2.08		1.74		2.12		62
C	10.09	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.09	2.29		15,869	1.86		1.74		2.11		62
I	10.07	0.31	0.02	0.33	(0.28)	—	(0.05)	(0.33)	10.07	3.32		5,311	0.77		0.73		3.10		62
R3	10.05	0.26	0.02	0.28	(0.24)	—	(0.04)	(0.28)	10.05	2.76		193	1.46		1.29		2.56		62
R4	10.05	0.29	0.02	0.31	(0.27)	—	(0.04)	(0.31)	10.05	3.07		161	1.15		0.99		2.85		62
R5	10.05	0.32	0.02	0.34	(0.29)	—	(0.05)	(0.34)	10.05	3.37		113	0.85		0.69		3.17		62
Y	10.03	0.32	0.02	0.34	(0.28)	—	(0.05)	(0.33)	10.04	3.48		19,584	0.73		0.69		3.16		62

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$—	$—	$(0.29)	$10.06	(1.54)%		$85,062	1.13%		0.99%		2.43%		69%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	—	—	(0.21)	10.06	(2.28)		3,234	2.01		1.74		1.68		69
C	10.53	0.17	(0.40)	(0.23)	(0.21)	—	—	(0.21)	10.09	(2.18)		18,711	1.82		1.74		1.67		69
I	10.51	0.28	(0.40)	(0.12)	(0.32)	—	—	(0.32)	10.07	(1.19)		1,602	0.76		0.74		2.69		69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	—	—	(0.26)	10.05	(1.83)		179	1.44		1.29		2.17		69
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	—	—	(0.29)	10.05	(1.54)		130	1.11		0.99		2.46		69
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	—	—	(0.32)	10.05	(1.24)		149	0.82		0.69		2.75		69
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	—	—	(0.32)	10.03	(1.24)		17,992	0.71		0.69		2.85		69

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$—	$—	$(0.39)	$10.51	8.47%		$120,395	1.09%		0.77%		3.59%		134%
B	10.05	0.30	0.47	0.77	(0.31)	—	—	(0.31)	10.51	7.77		5,187	1.96		1.53		2.92		134
C	10.07	0.29	0.48	0.77	(0.31)	—	—	(0.31)	10.53	7.76		29,736	1.79		1.52		2.83		134
I(31)	10.30	0.13	0.21	0.34	(0.13)	—	—	(0.13)	10.51	3.35	(5)	1,132	0.83	(6)	0.62	(6)	2.93	(6)	134
R3	10.04	0.33	0.49	0.82	(0.36)	—	—	(0.36)	10.50	8.27		141	1.40		1.06		3.20		134
R4	10.04	0.37	0.48	0.85	(0.39)	—	—	(0.39)	10.50	8.60		111	1.07		0.77		3.57		134
R5	10.04	0.40	0.48	0.88	(0.42)	—	—	(0.42)	10.50	8.92		111	0.77		0.47		3.87		134
Y	10.04	0.48	0.38	0.86	(0.42)	—	—	(0.42)	10.48	8.73		115	0.72		0.69		4.70		134

For the Year Ended October 31, 2011(9)
A	$9.98	$0.46	$0.10	$0.56	$(0.48)	$—	$—	$(0.48)	$10.06	5.71%		$126,654	1.06%		0.95%		4.56%		207%
B	9.98	0.38	0.09	0.47	(0.40)	—	—	(0.40)	10.05	4.82		7,324	1.88		1.70		3.82		207
C	10.00	0.38	0.09	0.47	(0.40)	—	—	(0.40)	10.07	4.81		27,057	1.74		1.70		3.80		207
R3(13)	9.89	0.03	0.15	0.18	(0.03)	—	—	(0.03)	10.04	1.81	(5)	102	1.34	(6)	1.25	(6)	4.29	(6)	207
R4(13)	9.89	0.04	0.14	0.18	(0.03)	—	—	(0.03)	10.04	1.84	(5)	102	1.04	(6)	0.95	(6)	4.58	(6)	207
R5(13)	9.89	0.04	0.15	0.19	(0.04)	—	—	(0.04)	10.04	1.87	(5)	102	0.74	(6)	0.65	(6)	4.87	(6)	207
Y	9.97	0.49	0.09	0.58	(0.51)	—	—	(0.51)	10.04	5.96		102,134	0.63		0.63		4.90		207

The Hartford World Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.47	$0.05	$0.06	$0.11	$(0.03)	$(0.26)	$—	$(0.29)	$10.29	1.09	%(5)	$504,826	1.14	%(6)(7)	1.06	%(6)(7)(32)	1.00	%(6)	89%
C	10.46	0.01	0.06	0.07	(0.01)	(0.26)	—	(0.27)	10.26	0.66	(5)	173,080	1.78	(6)(7)	1.78	(6)(7)(32)	0.29	(6)	89
I	10.49	0.07	0.04	0.11	(0.04)	(0.26)	—	(0.30)	10.30	1.13	(5)	2,339,629	0.79	(6)(7)	0.79	(6)(7)(32)	1.28	(6)	89
R3	10.48	0.04	0.05	0.09	(0.02)	(0.26)	—	(0.28)	10.29	0.89	(5)	1,080	1.40	(6)(7)	1.36	(6)(7)(32)	0.72	(6)	89
R4	10.48	0.05	0.06	0.11	(0.03)	(0.26)	—	(0.29)	10.30	1.11	(5)	4,733	1.08	(6)(7)	1.06	(6)(7)(32)	1.01	(6)	89
R5	10.48	0.07	0.05	0.12	(0.05)	(0.26)	—	(0.31)	10.29	1.14	(5)	356	0.84	(6)(7)	0.76	(6)(7)(32)	1.32	(6)	89
R6	10.49	0.07	0.06	0.13	(0.05)	(0.26)	—	(0.31)	10.31	1.26	(5)	467	0.71	(6)(7)	0.71	(6)(7)(32)	1.39	(6)	89
Y	10.49	0.07	0.06	0.13	(0.05)	(0.26)	—	(0.31)	10.31	1.27	(5)	488,020	0.68	(6)(7)	0.68	(6)(7)(32)	1.38	(6)	89

The accompanying notes are an integral part of these financial statements.

294

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments		Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford World Bond Fund (continued)
For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%		$624,111	1.08%		1.05%		0.84%		99%
C	10.74	0.01	0.01	(33)	0.02	(0.30)	—	—	(0.30)	10.46	0.17		175,560	1.77		1.77		0.13		99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16		2,283,590	0.77		0.77		1.13		99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48		810	1.39		1.35		0.55		99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71		4,850	1.08		1.05		0.98		99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19		297	0.83		0.75		1.17		99
R6(28)	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18	(5)	188	0.74	(6)	0.70	(6)	1.32	(6)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27		634,789	0.67		0.67		1.24		99

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17		$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%		$422,689	1.02%		0.99%		1.15%		140%
C	10.61	0.04	0.17		0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00		179,147	1.76		1.73		0.41		140
I	10.64	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03		1,966,455	0.76		0.74		1.40		140
R3	10.64	0.09	0.17		0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42		759	1.39		1.32		0.82		140
R4	10.64	0.12	0.18		0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80		725	1.07		1.02		1.12		140
R5	10.63	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03		226	0.79		0.70		1.42		140
Y	10.64	0.16	0.17		0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11		517,167	0.67		0.64		1.50		140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06		$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%		129%
C	10.76	0.02	0.05		0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21		129
I	10.78	0.13	0.05		0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19		129
R3	10.78	0.06	0.05		0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03		519	1.40		1.25		0.60		129
R4	10.78	0.10	0.05		0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40		976	1.08		0.95		0.92		129
R5	10.77	0.13	0.06		0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73		372	0.79		0.65		1.18		129
Y	10.78	0.14	0.05		0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30		129

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59		$0.69	$(0.20)	$(0.04)	$—	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%		191%
C	10.31	0.02	0.60		0.62	(0.13)	(0.04)	—	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19		191
I	10.32	0.12	0.60		0.72	(0.22)	(0.04)	—	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14		191
R3	10.32	0.09	0.57		0.66	(0.16)	(0.04)	—	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85		191
R4	10.32	0.12	0.57		0.69	(0.19)	(0.04)	—	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15		191
R5	10.32	0.15	0.56		0.71	(0.22)	(0.04)	—	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45		191
Y	10.32	0.12	0.61		0.73	(0.23)	(0.04)	—	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12		191

For the Year Ended October 31, 2011(10)
A	$10.00	$0.09	$0.28		$0.37	$(0.05)	$—	$—	$(0.05)	$10.32	3.74	%(5)	$33,346	1.27	%(6)	0.85	%(6)	1.93	%(6)	50	%(5)
C	10.00	0.05	0.28		0.33	(0.02)	—	—	(0.02)	10.31	3.33	(5)	9,175	2.03	(6)	1.61	(6)	1.18	(6)	50	(5)
I	10.00	0.09	0.29		0.38	(0.06)	—	—	(0.06)	10.32	3.84	(5)	24,552	1.01	(6)	0.59	(6)	2.10	(6)	50	(5)
R3	10.00	0.07	0.29		0.36	(0.04)	—	—	(0.04)	10.32	3.58	(5)	2,071	1.72	(6)	1.25	(6)	1.64	(6)	50	(5)
R4	10.00	0.09	0.28		0.37	(0.05)	—	—	(0.05)	10.32	3.70	(5)	2,073	1.42	(6)	0.95	(6)	1.94	(6)	50	(5)
R5	10.00	0.10	0.28		0.38	(0.06)	—	—	(0.06)	10.32	3.83	(5)	2,076	1.12	(6)	0.65	(6)	2.24	(6)	50	(5)
Y	10.00	0.10	0.28		0.38	(0.06)	—	—	(0.06)	10.32	3.85	(5)	9,344	1.02	(6)	0.60	(6)	2.29	(6)	50	(5)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.

The accompanying notes are an integral part of these financial statements.

295

Fixed Income Funds

Financial Highlights – (continued)

(5)	Not annualized.
(6)	Annualized.
(7)	Certain non-recurring expenses incurred by the Fund were not annualized for the six-month period ended April 30, 2016.
(8)	Commenced operations on November 29, 2013.
(9)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(10)	Commenced operations on May 31, 2011.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(13)	Commenced operations on September 30, 2011.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)	Included in this amount are tax distributions from capital of less than ($0.01).
(16)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Class L was merged into Class A on August 5, 2011.
(18)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(19)	Commenced operations on May 29, 2015.
(20)	Excluding the expenses not subject to cap, the ratios would have been 0.68%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(21)	Excluding the expenses not subject to cap, the ratios would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(22)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively.
(23)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(24)	Excluding the expenses not subject to cap, the ratios would have been 0.93%, 1.68%, 0.65%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(25)	Commenced operations on November 30, 2012.
(26)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.59%, 0.54%, 1.15%, 0.85%, 0.55% and 0.49% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(27)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.22%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(28)	Commenced operations on November 7, 2014.
(29)	Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.54%, 1.16%, 0.84%, 0.55%, 0.48% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(30)	Excluding the expenses not subject to cap, the ratios would have been 0.99%, 1.74%, 1.74%, 0.74%, 1.29%, 0.99%, 0.69% and 0.69% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(31)	Commenced operations on May 25, 2012.
(32)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.78%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(33)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

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Fixed Income Funds

Notes to Financial Statements

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1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-five and four series, respectively, as of April 30, 2016. The financial statements for certain other series of the Companies are presented in separate reports. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Duration-Hedged Strategic Income Fund (the “Duration-Hedged Strategic Income Fund”)

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund, are diversified open-end management investment companies. Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each of Municipal Income Fund and Municipal Short Duration Fund commenced operations on May 29, 2015. Each Fund offers Class A, Class C, and Class I shares. In addition, each Fund, except Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Floating Rate High Income Fund, Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund and World Bond Fund offer Class B shares. Additionally, each Fund, except Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund offers Class Y shares, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund. Strategic Income Fund, Total Return Bond Fund and World Bond Fund offer Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

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No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

The Duration-Hedged Strategic Income Fund, as a “fund of funds,” seeks its investment objective through investment primarily in Class Y shares of Strategic Income Fund (“Affiliated Investment Company”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Company, the “Underlying Funds”) and other instruments.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses. The Duration-Hedged Strategic Income Fund generally uses market prices in valuing the remaining portfolio holdings. If market prices are not readily available or are deemed unreliable, the Duration-Hedged Strategic Income Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds, Inc. For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio, except Duration-Hedged Strategic Income Fund, for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interest), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent

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pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

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Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

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Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of Duration-Hedged Strategic Income Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2016.

b)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid

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Fixed Income Funds

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pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2016.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

A Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of April 30, 2016.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of April 30, 2016.

e)

Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and

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Fixed Income Funds

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loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of April 30, 2016.

f)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of April 30, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2016.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2016.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or

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on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of April 30, 2016. Transactions involving written option contracts during the six-month period ended April 30, 2016, are summarized below:

The Hartford Emerging Markets Local Debt Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	11,600,000	$114,632
Written	22,349,000	392,857
Expired	(6,401,000)	(58,170)
Closed	(20,279,000)	(291,424)
Exercised	(1,638,000)	(39,803)

End of Period	5,631,000	$118,092

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	30,801,000	$350,169
Written	85,555,000	785,905
Expired	(32,660,000)	(270,160)
Closed	(44,237,000)	(528,293)
Exercised	(9,835,000)	(71,613)

End of Period	29,624,000	$266,008

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The Hartford Strategic Income Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	$229,269
Written	242,315,000	3,053,688
Expired	(81,985,000)	(967,084)
Closed	—	—
Exercised	(122,950,000)	(1,714,552)

End of Period	52,990,000	$601,321

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	$181,282
Written	246,890,000	2,774,554
Expired	(122,950,000)	(1,610,642)
Closed	(3,313,000)	(91,869)
Exercised	(81,985,000)	(775,143)

End of Period	54,252,000	$478,182

The Hartford Total Return Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	605,433,000	1,952,766
Expired	(325,783,000)	(955,283)
Closed	—	—
Exercised	(279,650,000)	(997,483)
End of Period	—	—

		$—-

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	618,906,000	1,829,279
Expired	(279,650,000)	(794,447)
Closed	(9,533,000)	(264,350)
Exercised	(325,778,000)	(762,079)

End of Period	3,945,000	$8,403

The Hartford Unconstrained Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$31,064
Written	46,250,000	588,612
Expired	(11,210,000)	(134,117)
Closed	—	—
Exercised	(25,735,000)	(358,426)

End of Period	11,420,000	$127,133

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April 30, 2016 (Unaudited)

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$24,562
Written	47,265,000	539,395
Expired	(25,735,000)	(339,169)
Closed	(741,000)	(20,548)
Exercised	(11,210,000)	(101,754)

End of Period	11,694,000	$102,486

The Hartford World Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	23,787,500	$168,891
Written	116,337,750	1,448,753.00
Expired	(51,536,250.00)	(191,090.00)
Closed	—	—
Exercised	—	—

End of Period	88,589,000	$1,426,554

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	123,497,596	$802,163
Written	370,236,250	1,134,705
Expired	(104,130,000)	(409,151)
Closed	(224,833,596)	(852,589)
Exercised	—	—

End of Period	164,770,250	$675,128

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for

306

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these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of April 30, 2016.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

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If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of April 30, 2016.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of April 30, 2016.

Spreadlock Swap Contracts – Certain Funds may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date. See each Fund’s Schedule of Investments, if applicable, for outstanding speadlock swap contracts as of April 30, 2016.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. See each Fund’s Schedule of Investments, if applicable, for outstanding cross currency swap contracts as of April 30, 2016.

e)	Additional Derivative Instrument Information:

Duration-Hedged Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$52,472	$—	$—	$—	$—	$—	$52,472

Total	$52,472	$—	$—	$—	$—	$—	$52,472

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

308

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(313,654)	$—	$—	$—	$—	$—	$(313,654)

Total	$(313,654)	$—	$—	$—	$—	$—	$(313,654)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$80,818	$—	$—	$—	$—	$—	$80,818

Total	$80,818	$—	$—	$—	$—	$—	$80,818

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short	(74)

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$132,738	$546,702	$—	$—	$—	$—	$679,440
Unrealized appreciation on futures contracts(1)	1,900	—	—	—	—	—	1,900
Unrealized appreciation on foreign currency contracts	—	5,165,466	—	—	—	—	5,165,466
Unrealized appreciation on swap contracts(2)	543,360	234,728	—	—	—	—	778,088

Total	$677,998	$5,946,896	$—	$—	$—	$—	$6,624,894

Liabilities:
Unrealized depreciation on futures contracts(1)	$446	$—	$—	$—	$—	$—	$446
Unrealized depreciation on foreign currency contracts	—	3,761,823	—	—	—	—	3,761,823
Written options, market value	2,516	545,560	—	—	—	—	548,076
Unrealized depreciation on swap contracts(2)	517,538	266,392	—	—	—	—	783,930

Total	$520,500	$4,573,775	$—	$—	$—	$—	$5,094,275

309

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$55,337	$(54,151)	$—	$—	$—	$—	$1,186
Net realized gain (loss) on futures contracts	(106,705)	—	—	—	—	—	(106,705)
Net realized gain (loss) on written options contracts	—	224,791	—	—	—	—	224,791
Net realized gain (loss) on swap contracts	(228,519)	—	—	—	—	—	(228,519)
Net realized gain (loss) on foreign currency contracts	—	1,259,974	—	—	—	—	1,259,974

Total	$(279,887)	$1,430,614	$—	$—	$—	$—	$1,150,727

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(55,690)	$106,426	$—	$—	$—	$—	$50,736
Net change in unrealized appreciation (depreciation) of futures contracts	20,414	—	—	—	—	—	20,414
Net change in unrealized appreciation (depreciation) of written options contracts	5,919	(233,784)	—	—	—	—	(227,865)
Net change in unrealized appreciation (depreciation) of swap contracts	371,496	(31,664)	—	—	—	—	339,832
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	792,837	—	—	—	—	792,837

Total	$342,139	$633,815	$—	$—	$—	$—	$975,954

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	6,231,602,667
Futures Contracts Long	14
Futures Contracts Short	(27)
Written Options Contracts	(34,792,500)
Swap Contracts	$28,791,289,059
Foreign Currency Contracts Long	$164,015,255
Foreign Currency Contracts Short	$139,387,371

Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$978,165	$—	$—	$—	$—	$978,165

Total	$—	$978,165	$—	$—	$—	$—	$978,165

310

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$2,921,579	$—	$—	$—	$—	$2,921,579

Total	$—	$2,921,579	$—	$—	$—	$—	$2,921,579

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(1,083,853)	$—	$—	$—	$—	$(1,083,853)

Total	$—	$(1,083,853)	$—	$—	$—	$—	$(1,083,853)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$5,283,284
Foreign Currency Contracts Short	$104,591,870

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$48,335	$—	$—	$—	$—	$48,335

Total	$—	$48,335	$—	$—	$—	$—	$48,335

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$664,784	$—	$—	$—	$—	$664,784

Total	$—	$664,784	$—	$—	$—	$—	$664,784

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(78,896)	$—	$—	$—	$—	$(78,896)

Total	$—	$(78,896)	$—	$—	$—	$—	$(78,896)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$1,826,971
Foreign Currency Contracts Short	$10,275,749

311

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on swap contracts(1)	—	—	195,295	—	—	—	195,295

Total	$—	$—	$195,295	$—	$—	$—	$195,295

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$87,609	$—	$—	$—	$—	$87,609

Total	$—	$87,609	$—	$—	$—	$—	$87,609

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$277,867	$—	$—	$—	$277,867
Net realized gain (loss) on foreign currency contracts	—	(126,047)	—	—	—	—	(126,047)

Total	$—	$(126,047)	$277,867	$—	$—	$—	$151,820

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(161,523)	$—	$—	$—	$(161,523)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(119,235)	—	—	—	—	(119,235)

Total	$—	$(119,235)	$(161,523)	$—	$—	$—	$(280,758)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$13,810,950
Foreign Currency Contracts Long	$550,132
Foreign Currency Contracts Short	$6,239,705

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$66,776	$—	$—	$—	$—	$—	$66,776
Unrealized appreciation on foreign currency contracts	—	233,840	—	—	—	—	233,840
Unrealized appreciation on swap contracts(2)	141,548	—	317,426	—	—	—	458,974

Total	$208,324	$233,840	$317,426	$—	$—	$—	$759,590

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,164	$—	$—	$—	$—	$—	$3,164
Unrealized depreciation on foreign currency contracts	—	2,137,908	—	—	—	—	2,137,908
Unrealized depreciation on swap contracts(2)	193,812	—	4,835	—	—	—	198,647

Total	$196,976	$2,137,908	$4,835	$—	$—	$—	$2,339,719

312

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(97,885)	$—	$—	$—	$—	$—	$(97,885)
Net realized gain (loss) on written options contracts	—	—	—	—	—	—	—
Net realized gain (loss) on swap contracts	(257,421)	—	(473,759)	—	—	—	(731,180)
Net realized gain (loss) on foreign currency contracts	—	(753,608)	—	—	—	—	(753,608)

Total	$(355,306)	$(753,608)	$(473,759)	$—	$—	$—	$(1,582,673)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$63,612	$—	$—	$—	$—	$—	$63,612
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	641,142	—	504,303	—	—	—	1,145,445
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,894,262)	—	—	—	—	(1,894,262)

Total	$704,754	$(1,894,262)	$504,303	$—	$—	$—	$(685,205)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	537
Futures Contracts Short	(123)
Swap Contracts	$103,862,333
Foreign Currency Contracts Long	$37,791,776
Foreign Currency Contracts Short	$64,325,099

Municipal Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$204,358	$—	$—	$—	$—	$—	$204,358

Total	$204,358	$—	$—	$—	$—	$—	$204,358

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

313

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,121,258)	$—	$—	$—	$—	$—	$(1,121,258)

Total	$(1,121,258)	$—	$—	$—	$—	$—	$(1,121,258)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$356,386	$—	$—	$—	$—	$—	$356,386

Total	$356,386	$—	$—	$—	$—	$—	$356,386

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short	(81)

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(1)	$183,876	$—	$—	$—	$—	$—	$183,876

Total	$183,876	$—	$—	$—	$—	$—	$183,876

Liabilities:
Unrealized depreciation on swap contracts(1)	$8,571,930	$—	$—	$—	$—	$—	$8,571,930

Total	$8,571,930	$—	$—	$—	$—	$—	$8,571,930

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(1,561,275)	$—	$—	$—	$—	$—	$(1,561,275)

Total	$(1,561,275)	$—	$—	$—	$—	$—	$(1,561,275)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$1,799,333	$—	$—	$—	$—	$—	$1,799,333

Total	$1,799,333	$—	$—	$—	$—	$—	$1,799,333

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$134,413,833

314

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts(1)	9,880	—	—	—	—	—	9,880
Unrealized appreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$9,880	$—	$—	$—	$—	$—	$9,880

Liabilities:
Unrealized depreciation on futures contracts(1)	$43,914	$—	$—	$—	$—	$—	$43,914
Unrealized depreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$43,914	$—	$—	$—	$—	$—	$43,914

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$299,131	$—	$—	$—	$—	$—	$299,131
Net realized gain (loss) on written options contracts	(5,564)	—	—	—	—	—	(5,564)
Net realized gain (loss) on swap contracts	12,584	—	—	—	—	—	12,584

Total	$306,151	$—	$—	$—	$—	$—	$306,151

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,441	$—	$—	$—	$—	$—	$1,441
Net change in unrealized appreciation (depreciation) of futures contracts	(40,883)	—	—	—	—	—	(40,883)
Net change in unrealized appreciation (depreciation) of swap contracts	2,697	—	—	—	—	—	2,697

Total	$(36,745)	$—	$—	$—	$—	$—	$(36,745)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	51
Futures Contracts Short	(24)
Swap Contracts	$1,900,000

315

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$320,934	$—	$—	$—	$—	$—	$320,934

Total	$320,934	$—	$—	$—	$—	$—	$320,934

Liabilities:
Unrealized depreciation on futures contracts(1)	$69,425	$—	$—	$—	$—	$—	$69,425

Total	$69,425	$—	$—	$—	$—	$—	$69,425

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,764,916)	$—	$—	$—	$—	$—	$(1,764,916)

Total	$(1,764,916)	$—	$—	$—	$—	$—	$(1,764,916)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$507,675	$—	$—	$—	$—	$—	$507,675

Total	$507,675	$—	$—	$—	$—	$—	$507,675

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	520
Futures Contracts Short	(842)

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,019	$121,942	$—	$—	$—	$—	$122,961
Unrealized appreciation on futures contracts(1)	43,967	172,445	—	—	—	—	216,412
Unrealized appreciation on foreign currency contracts	—	1,298,125	—	—	—	—	1,298,125
Unrealized appreciation on swap contracts(2)	65,274	2,869	3,611,108	22,784	—	—	3,702,035

Total	$110,260	$1,595,381	$3,611,108	$22,784	$—	$—	$5,339,533

Liabilities:
Unrealized depreciation on futures contracts(1)	$517,168	$740,579	$—	$—	$—	$—	$1,257,747
Unrealized depreciation on foreign currency contracts	—	1,907,715	—	—	—	—	1,907,715
Written options, market value	956,103	1,728	—	—	—	—	957,831
Unrealized depreciation on swap contracts(2)	12,065	72,258	2,373,989	—	—	—	2,458,312

Total	$1,485,336	$2,722,280	$2,373,989	$—	$—	$—	$6,581,605

316

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(78,126)	$(33,261)	$—	$—	$—	$(398)	$(111,785)
Net realized gain (loss) on futures contracts	3,594,474	(119,526)	—	—	—	—	3,474,948
Net realized gain (loss) on written options contracts	2,577,727	8,369	—	—	—	—	2,586,096
Net realized gain (loss) on swap contracts	(445,023)	(48,808)	(1,676,529)	585,279	—	—	(1,585,081)
Net realized gain (loss) on foreign currency contracts	—	434,912	—	—	—	—	434,912

Total	$5,649,052	$241,686	$(1,676,529)	$585,279	$—	$(398)	$4,799,090

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$963	$104,794	$—	$—	$—	$—	$105,757
Net change in unrealized appreciation (depreciation) of futures contracts	(484,503)	(568,134)	—	—	—	—	(1,052,637)
Net change in unrealized appreciation (depreciation) of written options contracts	155,914	960	—	—	—	—	156,874
Net change in unrealized appreciation (depreciation) of swap contracts	197,386	(90,055)	(1,037,442)	22,784	—	—	(907,327)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	230,561	—	—	—	—	230,561

Total	$(130,240)	$(321,874)	$(1,037,442)	$22,784	$—	$—	$(1,466,772)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	16,884,503
Futures Contracts Long	1,151
Futures Contracts Short	(638)
Written Options Contracts	(97,178,400)
Swap Contracts	$491,208,135
Foreign Currency Contracts Long	$50,728,657
Foreign Currency Contracts Short	$65,223,475

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$382,366	$—	$—	$—	$—	$382,366
Unrealized appreciation on futures contracts(1)	597,193	—	—	—	—	—	597,193
Unrealized appreciation on foreign currency contracts	—	667,077	—	—	—	—	667,077
Unrealized appreciation on swap contracts(2)	584,418	7,479	5,034,837	—	—	—	5,626,734

Total	$1,181,611	$1,056,922	$5,034,837	$—	$—	$—	$7,273,370

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,197,589	$—	$—	$—	$—	$—	$1,197,589
Unrealized depreciation on foreign currency contracts	—	2,487,114	—	—	—	—	2,487,114
Written options, market value	—	5,401	—	—	—	—	5,401
Unrealized depreciation on swap contracts(2)	137,519	211,471	5,430,531	—	—	—	5,779,521

Total	$1,335,108	$2,703,986	$5,430,531	$—	$—	$—	$9,469,625

317

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(366,181)	$152,796	$—	$—	$—	$—	$(213,385)
Net realized gain (loss) on futures contracts	(962,868)	—	—	—	—	—	(962,868)
Net realized gain (loss) on written options contracts	1,749,731	24,080	—	—	—	—	1,773,811
Net realized gain (loss) on swap contracts	(1,190,773)	(150,320)	(8,248,272)	—	—	—	(9,589,365)
Net realized gain (loss) on foreign currency contracts	—	(1,809,927)	—	—	—	—	(1,809,927)

Total	$(770,091)	$(1,783,371)	$(8,248,272)	$—	$—	$—	$(10,801,734)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$24,583	$(37,092)	$—	$—	$—	$—	$(12,509)
Net change in unrealized appreciation (depreciation) of futures contracts	(132,649)	—	—	—	—	—	(132,649)
Net change in unrealized appreciation (depreciation) of written options contracts	—	3,002	—	—	—	—	3,002
Net change in unrealized appreciation (depreciation) of swap contracts	1,236,232	(270,102)	2,665,268	—	—	—	3,631,398
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(476,068)	—	—	—	—	(476,068)

Total	$1,128,166	$(780,260)	$2,665,268	$—	$—	$—	$3,013,174

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	52,192,652
Futures Contracts Long	3,230
Futures Contracts Short	(2,365)
Written Options Contracts	(303,701,500)
Swap Contracts	$597,324,427
Foreign Currency Contracts Long	$44,233,297
Foreign Currency Contracts Short	$107,797,804

Unconstrained Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$26,489	$—	$—	$—	$—	$26,489
Unrealized appreciation on futures contracts(1)	55,517	—	—	—	—	—	55,517
Unrealized appreciation on foreign currency contracts	—	69,038	—	—	—	—	69,038
Unrealized appreciation on swap contracts(2)	15,647	622	516,980	7,226	—	—	540,475

Total	$71,164	$96,149	$516,980	$7,226	$—	$—	$691,519

Liabilities:
Unrealized depreciation on futures contracts(1)	$18,851	$—	$—	$—	$—	$—	$18,851
Unrealized depreciation on foreign currency contracts	—	421,827	—	—	—	—	421,827
Written options, market value	206,051	375	—	—	—	—	206,426
Unrealized depreciation on swap contracts(2)	2,660	15,655	716,426	—	—	—	734,741

Total	$227,562	$437,857	$716,426	$—	$—	$—	$1,381,845

318

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(33,874)	$(27,090)	$—	$—	$—	$—	$(60,964)
Net realized gain (loss) on futures contracts	(583,105)	—	—	—	—	—	(583,105)
Net realized gain (loss) on written options contracts	473,285	1,872	—	—	—	—	475,157
Net realized gain (loss) on swap contracts	(263,355)	(12,564)	(865,741)	222,360	—	—	(919,300)
Net realized gain (loss) on foreign currency contracts	—	(163,396)	—	—	—	—	(163,396)

Total	$(407,049)	$(201,178)	$(865,741)	$222,360	$—	$—	$(1,251,608)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,718	$29,454	$—	$—	$—	$—	$31,172
Net change in unrealized appreciation (depreciation) of futures contracts	31,909	—	—	—	—	—	31,909
Net change in unrealized appreciation (depreciation) of written options contracts	22,984	209	4,769	—	—	—	27,962
Net change in unrealized appreciation (depreciation) of swap contracts	141,543	(20,543)	(342,866)	7,226	—	—	(214,640)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(257,921)	—	—	—	—	(257,921)

Total	$198,154	$(248,801)	$(338,097)	$7,226	$—	$—	$(381,518)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	4,449,667
Futures Contracts Long	52
Futures Contracts Short	(195)
Written Options Contracts	(18,554,800)
Swap Contracts	$89,542,060
Foreign Currency Contracts Long	$8,128,910
Foreign Currency Contracts Short	$18,514,270

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$490,193	$2,815,917	$—	$—	$—	$—	$3,306,110
Unrealized appreciation on futures contracts(1)	2,344,260	—	—	—	—	—	2,344,260
Unrealized appreciation on foreign currency contracts	—	13,807,751	—	—	—	—	13,807,751
Unrealized appreciation on swap contracts(2)	358,266	—	2,151,297	—	—	—	2,509,563

Total	$3,192,719	$16,623,668	$2,151,297	$—	$—	$—	$21,967,684

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,832,779	$—	$—	$—	$—	$—	$4,832,779
Unrealized depreciation on foreign currency contracts	—	27,687,386	—	—	—	—	27,687,386
Written options, market value	73,604	771,762	—	—	—	—	845,366
Unrealized depreciation on swap contracts(2)	1,791,382	—	5,180,115	—	—	—	6,971,497

Total	$6,697,765	$28,459,148	$5,180,115	$—	$—	$—	$40,337,028

319

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(788,391)	$(1,129,258)	$—	$—	$—	$(155,114)	$(2,072,763)
Net realized gain (loss) on futures contracts	(6,943,948)	—	—	—	—	—	(6,943,948)
Net realized gain (loss) on written options contracts	122,224	361,723	—	—	—	—	483,947
Net realized gain (loss) on swap contracts	4,097,782	—	(4,835,109)	—	—	—	(737,327)
Net realized gain (loss) on foreign currency contracts	—	(11,916,560)	—	—	—	—	(11,916,560)

Total	$(3,512,333)	$(12,684,095)	$(4,835,109)	$—	$—	$(155,114)	$(21,186,651)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(131,540)	$278,789	$800,101	$—	$—	$—	$947,350
Net change in unrealized appreciation (depreciation) of futures contracts	(2,510,681)	—	—	—	—	—	(2,510,681)
Net change in unrealized appreciation (depreciation) of written options contracts	(6,194)	1,173,295	(318,204)	—	—	—	848,897
Net change in unrealized appreciation (depreciation) of swap contracts	(1,585,717)	—	(1,922,861)	—	—	—	(3,508,578)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(25,292,499)	—	—	—	—	(25,292,499)

Total	$(4,234,132)	$(23,840,415)	$(1,440,964)	$—	$—	$—	$(29,515,511)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	4,290,852,028
Futures Contracts Long	3,459
Futures Contracts Short	(6,555)
Written Options Contracts	(231,285,433)
Swap Contracts	$41,020,165,030
Foreign Currency Contracts Long	$1,093,026,324
Foreign Currency Contracts Short	$2,618,284,855

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

320

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2016:

Duration-Hedged Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$52,472	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	52,472	—

Derivatives not subject to a MNA	(52,472)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$5,165,466	$(3,761,823)
Futures contracts	1,900	(446)
Purchased options	679,440	—
Swap contracts	789,304	(795,146)
Written options	—	(548,076)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,636,110	(5,105,491)

Derivatives not subject to a MNA	(57,619)	52,756

Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,578,491	$(5,052,735)

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$365,900	$(287,650)	$—	$—	$78,250
Barclays	230,124	(230,124)	—	—	—
BNP Paribas Securities Services	33,579	(33,579)	—	—	—
Citibank NA	675,164	(319,362)	—	—	355,802
Credit Agricle	38,899	(38,899)	—	—	—
Credit Suisse First Boston Corp.	79,877	(79,877)	—	—	—
Deutsche Bank Securities, Inc.	616,131	(616,131)	—	—	—
Goldman Sachs & Co.	169,341	(169,341)	—	—	—
HSBC Bank USA	20,382	(324)	—	—	20,058
JP Morgan Chase & Co.	2,168,589	(1,421,680)	—	—	746,909
Morgan Stanley	1,524,414	(865,583)	—	—	658,831
Nomura International	4,879	—	—	—	4,879
RBC Dominion Securities, Inc.	18,401	—	—	—	18,401
RBS Greenwich Capital	24,991	(4,478)	—	—	20,513
Societe Generale Group	261	—	—	—	261
Standard Chartered Bank	70,907	(7,292)	—	—	63,615
State Street Global Markets LLC	420,623	(420,623)	—	—	—
Toronto-Dominion Bank	82,458	—	—	—	82,458
UBS AG	5,707	(5,707)	—	—	—
Westpac International	27,864	(27,864)	—	—	—

Total	$6,578,491	$(4,528,514)	$—	$—	$2,049,977

321

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(287,650)	$287,650	$—	$—	$—
Barclays	(342,413)	230,124	—	—	(112,289)
BNP Paribas Securities Services	(116,468)	33,579	—	—	(82,889)
Citibank NA	(319,362)	319,362	—	—	—
Credit Agricle	(164,737)	38,899	—	—	(125,838)
Credit Suisse First Boston Corp.	(96,765)	79,877	—	—	(16,888)
Deutsche Bank Securities, Inc.	(636,732)	616,131	—	—	(20,601)
Goldman Sachs & Co.	(268,379)	169,341	—	—	(99,038)
HSBC Bank USA	(324)	324	—	—	—
JP Morgan Chase & Co.	(1,421,680)	1,421,680	—	—	—
Morgan Stanley	(865,583)	865,583	—	—	—
RBS Greenwich Capital	(4,478)	4,478	—	—	—
Standard Chartered Bank	(7,292)	7,292	—	—	—
State Street Global Markets LLC	(432,433)	420,623	—	—	(11,810)
UBS AG	(51,341)	5,707	—	—	(45,634)
Westpac International	(37,098)	27,864	—	—	(9,234)

Total	$(5,052,735)	$4,528,514	$—	$—	$(524,221)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(978,165)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(978,165)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(978,165)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(238,992)	$—	$—	$—	$(238,992)
State Street Global Markets LLC	(739,173)	—	—	—	(739,173)

Total	$(978,165)	$—	$—	$—	$(978,165)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(48,335)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(48,335)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(48,335)

322

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(25,866)	$—	$—	$—	$(25,866)
State Street Global Markets LLC	(22,469)	—	—	—	(22,469)

Total	$(48,335)	$—	$—	$—	$(48,335)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(87,609)
Swap contracts	384,364	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	384,364	(87,609)

Derivatives not subject to a MNA	(384,364)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(87,609)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(87,609)	$—	$—	$—	$(87,609)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$233,840	$(2,137,908)
Futures contracts	66,776	(3,164)
Swap contracts	141,548	(706,147)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	442,164	(2,847,219)

Derivatives not subject to a MNA	(66,776)	3,164

Total gross amount of assets and liabilities subject to MNA or similar agreements	$375,388	$(2,844,055)

323

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Inflation Plus Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$212,757	$(212,757)	$—	$—	$—
Credit Suisse First Boston Corp.	29,317	—	—	—	29,317
Deutsche Bank Securities, Inc.	77,857	(14,337)	—	—	63,520
State Street Global Markets LLC	55,457	(55,457)	—	—	—

Total	$375,388	$(282,551)	$—	$—	$92,837

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(575,250)	$212,757	$—	$260,000	$(102,493)
Barclays	(156,143)	—	—	—	(156,143)
Citibank NA	(403,732)	—	—	112,000	(291,732)
Credit Suisse International	(15,108)	—	—	—	(15,108)
Deutsche Bank Securities, Inc.	(14,337)	14,337	—	—	—
Goldman Sachs & Co.	(76,372)	—	—	—	(76,372)
HSBC Bank USA	(27,449)	—	—	—	(27,449)
JP Morgan Chase & Co.	(382,681)	—	—	—	(382,681)
Morgan Stanley	(222,905)	—	—	—	(222,905)
National Australia Bank Limited	(28,527)	—	—	—	(28,527)
State Street Global Markets LLC	(492,595)	55,457	—	—	(437,138)
Toronto-Dominion Bank	(423,366)	—	—	—	(423,366)
UBS AG	(25,590)	—	—	—	(25,590)

Total	$(2,844,055)	$282,551	$—	$372,000	$(2,189,504)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Municipal Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$204,358	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	204,358	—

Derivatives not subject to a MNA	(204,358)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Municipal Real Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Swap contracts	$183,876	$(8,571,930)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	183,876	(8,571,930)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$183,876	$(8,571,930)

324

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Municipal Real Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$40,706	$(40,706)	$—	$—	$—
JP Morgan Chase & Co.	143,170	(143,170)	—	—	—

Total	$183,876	$(183,876)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(530,795)	$—	$—	$530,000	$(795)
Barclays	(2,727,669)	—	—	2,727,669	—
BNP Paribas Securities Services	(158,182)	40,706	—	—	(117,476)
Citibank NA	(164,864)	—	—	164,864	—
Deutsche Bank Securities, Inc.	(692,132)	—	—	692,132	—
JP Morgan Chase & Co.	(774,714)	143,170	—	631,544	—
Morgan Stanley	(170,525)	—	—	170,525	—
UBS AG	(3,353,049)	—	—	3,353,049	—

Total	$(8,571,930)	$183,876	$—	$8,269,783	$(118,271)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$9,880	$(43,914)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,880	(43,914)

Derivatives not subject to a MNA	(9,880)	43,914

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$320,935	$(69,425)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	320,935	(69,425)

Derivatives not subject to a MNA	(320,935)	69,425

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

325

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,298,125	$(1,907,715)
Futures contracts	216,412	(1,257,747)
Purchased options	122,961	—
Swap contracts	7,559,066	(8,027,566)
Written options	—	(957,831)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,196,564	(12,150,859)

Derivatives not subject to a MNA	(1,985,510)	2,094,733

Total gross amount of assets and liabilities subject to MNA or similar agreements	$7,211,054	$(10,056,126)

Strategic Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$627,847	$(627,847)	$—	$—	$—
Barclays	141,453	(141,453)	—	—	—
BNP Paribas Securities Services	13,456	(13,456)	—	—	—
Citibank NA	237,537	(13,471)	—	—	224,066
Credit Agricle	169,157	(36,059)	—	—	133,098
Credit Suisse International	2,169,445	(1,729,857)	—	—	439,588
Deutsche Bank Securities, Inc.	447,656	(83,901)	—	(240,000)	123,755
Goldman Sachs & Co.	681,922	(681,922)	—	—	—
HSBC Bank USA	1,807	(1,807)	—	—	—
JP Morgan Chase & Co.	1,183,467	(541,155)	—	(590,000)	52,312
Merrill Lynch International	127,028	(127,028)	—	—	—
Morgan Stanley	714,034	(714,034)	—	—	—
National Australia Bank Limited	479	(479)	—	—	—
RBC Dominion Securities, Inc.	3,785	(407)	—	—	3,378
RBS Greenwich Capital	53,433	(2,010)	—	—	51,423
Standard Chartered Bank	1,846	(1,846)	—	—	—
State Street Global Markets LLC	113,193	(113,193)	—	—	—
Toronto-Dominion Bank	464,142	(4,373)	—	—	459,769
UBS AG	59,367	(59,367)	—	—	—

Total	$7,211,054	$(4,893,665)	$—	$(830,000)	$1,487,389

326

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,474,273)	$627,847	$—	$—	$(846,426)
Barclays	(821,423)	141,453	—	—	(679,970)
BNP Paribas Securities Services	(1,336,564)	13,456	—	—	(1,323,108)
Citibank NA	(13,471)	13,471	—	—	—
Credit Agricle	(36,059)	36,059	—	—	—
Credit Suisse First Boston Corp.	(120,415)	—	—	—	(120,415)
Credit Suisse International	(1,729,857)	1,729,857	—	—	—
Deutsche Bank Securities, Inc.	(83,901)	83,901	—	—	—
Goldman Sachs & Co.	(1,647,155)	681,922	965,233	—	—
HSBC Bank USA	(10,498)	1,807	—	—	(8,691)
JP Morgan Chase & Co.	(541,155)	541,155	—	—	—
Merrill Lynch International	(646,477)	127,028	—	390,000	(129,449)
Morgan Stanley	(938,141)	714,034	—	—	(224,107)
National Australia Bank Limited	(4,547)	479	—	—	(4,068)
RBC Dominion Securities, Inc.	(407)	407	—	—	—
RBS Greenwich Capital	(2,010)	2,010	—	—	—
Standard Chartered Bank	(21,478)	1,846	—	—	(19,632)
State Street Global Markets LLC	(510,884)	113,193	—	—	(397,691)
Toronto-Dominion Bank	(4,373)	4,373	—	—	—
UBS AG	(104,798)	59,367	—	45,431	—
Westpac International	(8,240)	—	—	—	(8,240)

Total	$(10,056,126)	$4,893,665	$965,233	$435,431	$(3,761,797)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$667,077	$(2,487,114)
Futures contracts	597,193	(1,197,589)
Purchased options	382,366	—
Swap contracts	16,113,966	(15,829,806)
Written options	—	(5,401)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	17,760,602	(19,519,910)

Derivatives not subject to a MNA	(1,582,992)	3,602,392

Total gross amount of assets and liabilities subject to MNA or similar agreements	$16,177,610	$(15,917,518)

327

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Total Return Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,391,123	$(1,391,123)	$—	$—	$—
Barclays	3,617,755	(1,444,018)	—	(2,173,737)	—
BNP Paribas Securities Services	47,187	—	—	—	47,187
Citibank NA	457,453	(33,603)	—	(290,000)	133,850
Credit Suisse International	2,447,391	(2,447,391)	—	—	—
Deutsche Bank Securities, Inc.	791,341	(64,773)	—	(560,000)	166,568
Goldman Sachs & Co.	3,874,723	(3,625,203)	—	—	249,520
JP Morgan Chase & Co.	396,503	(396,503)	—	—	—
Merrill Lynch International	311,425	(311,425)	—	—	—
Morgan Stanley	2,791,643	(2,077,823)	—	(713,820)	—
RBC Dominion Securities, Inc.	12,111	—	—	—	12,111
State Street Global Markets LLC	29,342	(29,342)	—	—	—
UBS AG	9,613	(9,613)	—	—	—

Total	$16,177,610	$(11,830,817)	$—	$(3,737,557)	$609,236

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,665,921)	$1,391,123	$—	$—	$(274,798)
Barclays	(1,444,018)	1,444,018	—	—	—
Citibank NA	(33,603)	33,603	—	—	—
Credit Agricle	(14,281)	—	—	—	(14,281)
Credit Suisse First Boston Corp.	(330,660)	—	—	255,000	(75,660)
Credit Suisse International	(3,168,996)	2,447,391	—	—	(721,605)
Deutsche Bank Securities, Inc.	(64,773)	64,773	—	—	—
Goldman Sachs & Co.	(3,625,203)	3,625,203	—	—	—
HSBC Bank USA	(14,915)	—	—	—	(14,915)
JP Morgan Chase & Co.	(899,163)	396,503	—	—	(502,660)
Merrill Lynch International	(2,014,501)	311,425	—	30,000	(1,673,076)
Morgan Stanley	(2,077,823)	2,077,823	—	—	—
Standard Chartered Bank	(162,490)	—	—	—	(162,490)
State Street Global Markets LLC	(245,465)	29,342	—	—	(216,123)
UBS AG	(119,395)	9,613	—	—	(109,782)
Westpac International	(36,311)	—	—	—	(36,311)

Total	$(15,917,518)	$11,830,817	$—	$285,000	$(3,801,701)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

328

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Unconstrained Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$69,038	$(421,827)
Futures contracts	55,517	(18,851)
Purchased options	26,489	—
Swap contracts	1,823,382	(2,058,604)
Written options	—	(206,426)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,974,426	(2,705,708)

Derivatives not subject to a MNA	(94,393)	399,897

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,880,033	$(2,305,811)

Unconstrained Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$158,810	$(158,810)	$—	$—	$—
Barclays	167,445	(167,445)	—	—	—
BNP Paribas Securities Services	2,931	(2,931)	—	—	—
Citibank NA	5,781	(3,816)	—	—	1,965
Credit Suisse International	387,115	(292,670)	—	—	94,445
Deutsche Bank Securities, Inc.	112,660	(17,099)	—	(55,000)	40,561
Goldman Sachs & Co.	277,911	(277,911)	—	—	—
HSBC Bank USA	142	(142)	—	—	—
JP Morgan Chase & Co.	293,663	(73,019)	—	(120,000)	100,644
Merrill Lynch International	45,075	(45,075)	—	—	—
Morgan Stanley	414,925	(371,047)	—	(30,000)	13,878
RBC Dominion Securities, Inc.	757	—	—	—	757
Standard Chartered Bank	196	(196)	—	—	—
State Street Global Markets LLC	11,737	(11,737)	—	—	—
UBS AG	885	(885)	—	—	—

Total	$1,880,033	$(1,422,783)	$—	$(205,000)	$252,250

329

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(331,084)	$158,810	$—	$—	$(172,274)
Barclays	(202,339)	167,445	—	—	(34,894)
BNP Paribas Securities Services	(88,923)	2,931	—	—	(85,992)
Citibank NA	(3,816)	3,816	—	—	—
Credit Agricle	(7,710)	—	—	—	(7,710)
Credit Suisse First Boston Corp.	(26,006)	—	—	—	(26,006)
Credit Suisse International	(292,670)	292,670	—	—	—
Deutsche Bank Securities, Inc.	(17,099)	17,099	—	—	—
Goldman Sachs & Co.	(445,816)	277,911	167,905	—	—
HSBC Bank USA	(5,997)	142	—	—	(5,855)
JP Morgan Chase & Co.	(73,019)	73,019	—	—	—
Merrill Lynch International	(223,551)	45,075	—	—	(178,476)
Morgan Stanley	(371,047)	371,047	—	—	—
National Australia Bank Limited	(4,862)	—	—	—	(4,862)
RBS Greenwich Capital	(995)	—	—	—	(995)
Standard Chartered Bank	(16,638)	196	—	—	(16,442)
State Street Global Markets LLC	(79,057)	11,737	—	—	(67,320)
Toronto-Dominion Bank	(72,853)	—	—	—	(72,853)
UBS AG	(39,727)	885	—	38,842	—
Westpac International	(2,602)	—	—	—	(2,602)

Total	$(2,305,811)	$1,422,783	$167,905	$38,842	$(676,281)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$13,807,751	$(27,687,386)
Futures contracts	2,344,260	(4,832,779)
Purchased options	3,306,110	—
Swap contracts	11,920,898	(10,981,464)
Written options	—	(845,366)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	31,379,019	(44,346,995)

Derivatives not subject to a MNA	(4,064,691)	7,688,545

Total gross amount of assets and liabilities subject to MNA or similar agreements	$27,314,328	$(36,658,450)

330

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

World Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$487,287	$(487,287)	$—	$—	$—
Barclays	1,245,382	(1,002,877)	—	(242,505)	—
BNP Paribas Securities Services	543,112	(543,112)	—	—	—
Citibank NA	1,452,850	(1,452,850)	—	—	—
Credit Agricle	3,339	—	—	—	3,339
Credit Suisse International	1,051,425	(108,065)	—	(890,000)	53,360
Deutsche Bank Securities, Inc.	774,489	(655,704)	—	—	118,785
Goldman Sachs & Co.	8,720,341	(7,999,775)	—	—	720,566
HSBC Bank USA	1,581,539	(257,017)	—	—	1,324,522
JP Morgan Chase & Co.	7,658,573	(7,658,573)	—	—	—
Morgan Stanley	1,394,481	(853,831)	—	(540,650)	—
National Australia Bank Limited	1,535,291	(283,739)	—	—	1,251,552
RBS Greenwich Capital	22,393	(3,247)	—	—	19,146
Societe Generale Group	50,447	—	—	—	50,447
Standard Chartered Bank	496,571	(221,267)	—	—	275,304
State Street Global Markets LLC	252,968	(252,968)	—	—	—
UBS AG	31,808	(31,808)	—	—	—
Westpac International	12,032	—	—	—	12,032

Total	$27,314,328	$(21,812,120)	$—	$(1,673,155)	$3,829,053

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(599,557)	$487,287	$—	$112,270	$—
Barclays	(1,002,877)	1,002,877	—	—	—
BNP Paribas Securities Services	(1,574,919)	543,112	—	—	(1,031,807)
Citibank NA	(1,460,126)	1,452,850	—	7,276	—
Credit Suisse First Boston Corp.	(1,442)	—	—	—	(1,442)
Credit Suisse International	(108,065)	108,065	—	—	—
Deutsche Bank Securities, Inc.	(655,704)	655,704	—	—	—
Goldman Sachs & Co.	(7,999,775)	7,999,775	—	—	—
HSBC Bank USA	(257,017)	257,017	—	—	—
JP Morgan Chase & Co.	(13,211,780)	7,658,573	—	—	(5,553,207)
Morgan Stanley	(853,831)	853,831	—	—	—
National Australia Bank Limited	(283,739)	283,739	—	—	—
Nomura International	(1,766,113)	—	—	—	(1,766,113)
RBS Greenwich Capital	(3,247)	3,247	—	—	—
Standard Chartered Bank	(221,267)	221,267	—	—	—
State Street Global Markets LLC	(4,951,352)	252,968	—	—	(4,698,384)
Toronto-Dominion Bank	(1,326,306)	—	—	—	(1,326,306)
UBS AG	(381,333)	31,808	—	—	(349,525)

Total	$(36,658,450)	$21,812,120	$—	$119,546	$(14,726,784)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

331

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

332

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015				For the Year Ended October 31, 2014
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
Duration-Hedged Strategic Income Fund	$—	$647,684	$—	$—	$—	$299,034	$—	$—
Emerging Markets Local Debt Fund	—	—	—	14,832,158	—	1,392,618	162,064	12,542,479
Floating Rate Fund	—	198,061,840	—	21,709,481	—	255,305,057	—	—
Floating Rate High Income Fund	—	23,497,814	3,133,226	4,211,886	—	22,169,499	328,632	—
High Yield Fund	—	17,589,631	—	89,258	—	22,188,186	—	—
Inflation Plus Fund	—	487,150	—	—	—	6,586,732	49,264,538	—
Municipal Income Fund	75,458	180	—	—	—	—	—	—
Municipal Opportunities Fund	11,534,074	218,269	—	—	9,362,323	72,719	—	—
Municipal Real Return Fund	4,871,021	6,204	—	—	5,041,336	2,592	—	—
Municipal Short Duration Fund	31,362	128	—	—	—	—	—	—
Quality Bond Fund	—	520,579	75,092	—	—	191,093	—	—
Short Duration Fund	—	12,891,498	1,331,299	—	—	10,685,735	2,643,200	—
Strategic Income Fund	—	19,882,297	5,081,698	—	—	19,322,292	—	—
Total Return Bond Fund	—	64,332,894	17,437,160	—	—	38,834,479	—	—
Unconstrained Bond Fund	—	3,017,996	—	55,488	—	3,028,985	—	498,937
World Bond Fund	—	86,731,896	33,840,537	—	—	31,703,925	5,557,399	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Duration-Hedged Strategic Income Fund	$—	$5,738	$—	$(502,557)	$(1,012,053)	$—	$(1,508,872)
Emerging Markets Local Debt Fund	—	—	—	(24,634,171)	(22,683,037)	—	(47,317,208)
Floating Rate Fund	—	—	—	(445,155,319)	(323,723,370)	—	(768,878,689)
Floating Rate High Income Fund	—	—	—	(12,039,023)	(33,287,191)	—	(45,326,214)
High Yield Fund	—	—	—	(28,927,306)	(14,528,808)	—	(43,456,114)
Inflation Plus Fund	—	—	—	(52,948,793)	(18,435,709)	—	(71,384,502)
Municipal Income Fund	7,482	—	—	(65,892)	160,395	—	101,985
Municipal Opportunities Fund	343,109	—	—	(27,924,766)	16,439,359	—	(11,142,298)
Municipal Real Return Fund	76,366	—	—	(43,623,439)	(3,441,308)	—	(46,988,381)
Municipal Short Duration Fund	6,321	—	—	(21,682)	87,021	—	71,660
Quality Bond Fund	—	384,703	77,250	—	31,123	—	493,076
Short Duration Fund	—	213,638	—	(1,846,578)	(3,787,112)	—	(5,420,052)
Strategic Income Fund	—	491,585	—	(6,798,701)	(16,867,774)	(249,779)	(23,424,669)
Total Return Bond Fund	—	—	3,274,787	—	(18,109,884)	(416,412)	(15,251,509)
Unconstrained Bond Fund	—	—	—	(18,756,613)	(2,701,200)	(10,181)	(21,467,994)
World Bond Fund	—	—	91,906,891	—	(136,625,717)	(1,419,599)	(46,138,425)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses.

333

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Duration-Hedged Strategic Income Fund	$—	$135,741	$(135,741)
Emerging Markets Local Debt Fund	(39,473,627)	211,651	39,261,976
Floating Rate Fund	(21,709,481)	(5,900,012)	27,609,493
Floating Rate High Income Fund	(4,211,885)	(951,989)	5,163,874
High Yield Fund	(89,258)	(486,849)	576,107
Inflation Plus Fund	(3,533,849)	5,280,504	(1,746,655)
Municipal Income Fund	(7,482)	7,482	—
Municipal Opportunities Fund	—	—	—
Municipal Real Return Fund	—	—	—
Municipal Short Duration Fund	(7,569)	7,569	—
Quality Bond Fund	—	22,559	(22,559)
Short Duration Fund	—	819,298	(819,298)
Strategic Income Fund	—	(954,351)	954,351
Total Return Bond Fund	—	458,341	(458,341)
Unconstrained Bond Fund	(55,488)	(509,498)	564,986
World Bond Fund	(10,513,186)	14,449,249	(3,936,063)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

334

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017	2018	2019	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Duration-Hedged Strategic Income Fund	$—	$—	$—	$—	$220,069	$282,488
Emerging Markets Local Debt Fund	—	—	—	—	3,268,282	21,365,889
Floating Rate Fund	109,198,281	272,060,203	—	—	1,836,710	62,060,125
Floating Rate High Income Fund	—	—	—	—	5,185,292	6,877,488
High Yield Fund	734,446	18,103,626	—	—	6,227,925	3,861,309
Inflation Plus Fund	—	—	—	—	11,039,578	41,895,944
Municipal Income Fund	—	—	—	—	19,069	46,823
Municipal Opportunities Fund	—	11,258,037	6,120,720	10,546,009	—	—
Municipal Real Return Fund	18,856,445	16,621,393	6,087,643	1,653,837	109,767	294,354
Municipal Short Duration Fund	—	—	—	—	6,745	14,937
Quality Bond Fund	—	—	—	—	—	—
Short Duration Fund	—	—	—	—	333,044	1,513,534
Strategic Income Fund	—	—	—	—	4,964,480	1,834,221
Total Return Bond Fund	—	—	—	—	—	—
Unconstrained Bond Fund	—	12,172,503	—	—	3,745,950	2,838,160
World Bond Fund	—	—	—	—	—	—

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. At October 31, 2015, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Inflation Plus Fund	$13,271

The Quality Bond Fund, Total Return Bond Fund and World Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2015.

During the year ended October 31, 2015, the Municipal Opportunities Fund, Municipal Real Return Fund, and World Bond Fund utilized $1,007,466, $330,547, and $4,406,658 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of April 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

335

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Duration-Hedged Strategic Income Fund	0.1000% on first $500 million and;
0.0900% on next $500 million and;
0.0850% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0750% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0650% over $10 billion

Emerging Markets Local Debt Fund	1.0000% on first $250 million and;
0.9500% on next $250 million and;
0.9000% on next $4.5 billion and;
0.8975% on next $5 billion and;
0.8950% over $10 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

336

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Management Fee Rates
Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Real Return Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

Unconstrained Bond Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

337

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Management Fee Rates
World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Duration-Hedged Strategic Income Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Emerging Markets Local Debt Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Floating Rate Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Floating Rate High Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

High Yield Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $5 billion

Inflation Plus Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Municipal Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Real Return Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Municipal Short Duration Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Quality Bond Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Short Duration Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

338

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Accounting Services Fee Rates
Strategic Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Total Return Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Unconstrained Bond Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

World Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2016, HFMC contractually limited the total operating expenses of each Fund through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund(1)	1.15%	NA	1.90%	0.90%	1.45%	1.15%	0.85%	NA	0.75%
Emerging Markets Local Debt Fund(2)	1.25%	NA	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%
Floating Rate Fund(2)	1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%
Floating Rate High Income Fund(2)	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%
High Yield Fund(2)	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%
Inflation Plus Fund(2)	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%
Municipal Income Fund(2)	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Opportunities Fund(2)	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Real Return Fund(2)	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	0.44%
Municipal Short Duration Fund(2)	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Quality Bond Fund(2)	0.95%	NA	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%
Short Duration Fund(2)	0.85%	1.60%*	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%
Strategic Income Fund(2)	0.95%	1.70%**	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund(2)	0.87%	1.62%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%
Unconstrained Bond Fund(2)	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	NA	0.69%
World Bond Fund(2)	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%

*	The reduction in amounts charged in connection with the Short Duration Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2011, in order to comply with applicable Financial Industry Regulatory Authority (“FINRA”) rules, caused the limit on net operating expenses attributable to the Short Duration Fund’s Class B shares to be, effectively, 0.85%.
**	The reduction in amounts charged in connection with the Strategic Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2016, in order to comply with applicable rules of FINRA, caused the effective limit on net operating expenses attributable to Class B shares to be 0.95%.
(1)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
(2)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

339

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	0.52%	—	1.26%	0.20%	0.87%	0.57%	0.27%	—	0.17%
Emerging Markets Local Debt Fund	1.26%	—	2.01%	1.01%	1.56%	1.26%	0.96%	—	0.91%
Floating Rate Fund	1.01%	1.76%	1.74%	0.74%	1.26%	1.01%	0.71%	—	0.66%
Floating Rate High Income Fund	1.06%	—	1.81%	0.81%	1.36%	1.06%	0.76%	—	0.76%
High Yield Fund	1.06%	1.81%	1.81%	0.81%	1.36%	1.06%	0.76%	—	0.71%
Inflation Plus Fund	0.86%	1.61%	1.61%	0.61%	1.21%	0.91%	0.61%	—	0.56%
Municipal Income Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—
Municipal Opportunities Fund	0.69%	1.45%	1.45%	0.45%	—	—	—	—	—
Municipal Real Return Fund	0.70%	1.45%	1.45%	0.45%	—	—	—	—	0.45%
Municipal Short Duration Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—
Quality Bond Fund	0.95%	—	1.70%	0.67%	1.27%	0.97%	0.67%	—	0.62%
Short Duration Fund	0.86%	0.86%	1.60%	0.55%	1.16%	0.86%	0.56%	—	0.50%
Strategic Income Fund	0.96%	1.23%	1.71%	0.71%	1.26%	0.96%	0.66%	0.61%	0.61%
Total Return Bond Fund	0.87%	1.63%	1.60%	0.55%	1.17%	0.85%	0.56%	0.49%	0.45%
Unconstrained Bond Fund	1.00%	1.75%	1.75%	0.75%	1.30%	1.00%	0.70%	—	0.70%
World Bond Fund	1.06%	—	1.78%	0.79%	1.36%	1.06%	0.76%	0.71%	0.68%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Duration-Hedged Strategic Income Fund	$2,564	$—	*
Emerging Markets Local Debt Fund	2,135	—	*
Floating Rate Fund	202,527	99,722
Floating Rate High Income Fund	46,035	13,856
High Yield Fund	307,963	5,834
Inflation Plus Fund	72,804	1,329
Municipal Income Fund	33,095	52
Municipal Opportunities Fund	415,098	27,109
Municipal Real Return Fund	98,510	14,065
Municipal Short Duration Fund	12,448	36
Quality Bond Fund	66,513	368
Short Duration Fund	434,397	39,988
Strategic income Fund	145,560	4,424
Total Return Bond Fund	2,107,729	13,120
Unconstrained Bond Fund	8,111	1,338
World Bond Fund	741,411	26,060

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

340

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2011, there was a reduction in the amount charged in connection with Short Duration Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Effective January 1, 2016, there was a reduction in the amount charged in connection with Strategic Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at other such intervals as the respective Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2016, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

341

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
Duration-Hedged Strategic Income Fund	23
Emerging Markets Local Debt Fund	246
Floating Rate Fund	7,385
Floating Rate High Income Fund	578
High Yield Fund	576
Inflation Plus Fund	1,234
Municipal Income Fund	22
Municipal Opportunities Fund	1,025
Municipal Real Return Fund	301
Municipal Short Duration Fund	28
Quality Bond Fund	176
Short Duration Fund	1,464
Strategic Income Fund	706
Total Return Bond Fund	3,394
Unconstrained Bond Fund	162
World Bond Fund	6,452

8.	Affiliate Holdings:

As of April 30, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	15%	—	22%	94%	100%	100%	100%	—	100%
Emerging Markets Local Debt Fund	—	—	—	—	34%	24%	100%	—	—
Floating Rate Fund	—	—	—	—	—	—	—	—	—
Floating Rate High Income Fund	—	—	—	—	—	—	4%	—	—	%*
High Yield Fund	—	—	—	—	—	—	—	—	—
Inflation Plus Fund	—	—	—	—	—	—	—	—	—
Municipal Income Fund	46%	—	96%	—	—	—	—	—	—
Municipal Opportunities Fund	—	—	—	—	—	—	—	—	—
Municipal Real Return Fund	—	—	—	—	—	—	—	—	—
Municipal Short Duration Fund	37%	—	61%	—	—	—	—	—	—
Quality Bond Fund	—	—	—	—	6%	47%	49%	—	—	%*
Short Duration Fund	—	—	—	—	—	—	99%	—	—
Strategic Income Fund	—	—	—	—	—	42%	25%	100%	—	%*
Total Return Bond Fund	—	—	—	—	—	—	—	100%	—
Unconstrained Bond Fund	—	—	—	—	51%	25%	100%	—	—
World Bond Fund	—	—	—	—	—	—	17%	2%	—

342

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y
Duration-Hedged Strategic Income Fund	9%	—	3%	3%	3%		2%		3%		—		14%
Emerging Markets Local Debt Fund	—	—	—	—	—	%*	—	%*	—	%*	—		—
Floating Rate Fund	—	—	—	—	—		—		—		—		—
Floating Rate High Income Fund	—	—	—	—	—		—		—	%*	—		—	%*
High Yield Fund	—	—	—	—	—		—		—		—		—
Inflation Plus Fund	—	—	—	—	—		—		—		—		—
Municipal Income Fund	19%	—	19%	—	—		—		—		—		—
Municipal Opportunities Fund	—	—	—	—	—		—		—		—		—
Municipal Real Return Fund	—	—	—	—	—		—		—		—		—
Municipal Short Duration Fund	15%	—	15%	—	—		—		—		—		—
Quality Bond Fund	—	—	—	—	—	%*	—	%*	—	%*	—		—	%*
Short Duration Fund	—	—	—	—	—		—		—	%*	—		—
Strategic Income Fund	—	—	—	—	—		—	%*	—	%*	—	%*	—	%*
Total Return Bond Fund	—	—	—	—	—		—		—		—	%*	—
Unconstrained Bond Fund	—	—	—	—	—	%*	—	%*	—	%*	—		—
World Bond Fund	—	—	—	—	—		—		—	%*	—	%*	—

*	Percentage rounds to zero.

As of April 30, 2016, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Class Y
High Yield Fund	2%
Inflation Plus Fund	10%
Quality Bond Fund	79%
Short Duration Fund	5%
Strategic Income Fund	45%
Total Return Bond Fund	36%
Unconstrained Bond Fund	23%
World Bond Fund	5%

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Duration-Hedged Strategic Income Fund for the six-month period ended April 30, 2016 follows:

Duration-Hedged Strategic Income Fund

Affiliated Investment Companies	Number of shares held at October 31, 2015	Shares purchased	Shares sold	Number of shares held at April 30, 2016
The Hartford Strategic Income Fund	1,555,632	160,471	(300,260)	1,415,843

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of April 30, 2016
The Hartford Strategic Income Fund	$(354,853)	$—	$282,710	$12,119,616

343

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

10.	Investment Transactions:

For the six-month period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Duration-Hedged Strategic Income Fund	$1,323,933	$2,479,027
Emerging Markets Local Debt Fund	$124,687,810	$216,973,915
Floating Rate Fund	$579,343,405	$1,243,714,978
Floating Rate High Income Fund	$75,177,779	$171,389,971
High Yield Fund	$75,346,389	$77,088,513
Inflation Plus Fund	$27,117,423	$29,939,001
Municipal Income Fund	$3,188,073	$594,617
Municipal Opportunities Fund	$176,672,073	$27,443,193
Municipal Real Return Fund	$11,923,908	$13,337,036
Municipal Short Duration Fund	$4,897,080	$552,248
Quality Bond Fund	$37,580,982	$8,107,187
Short Duration Fund	$148,720,736	$83,070,347
Strategic Income Fund	$88,113,338	$95,702,727
Total Return Bond Fund	$398,016,342	$399,542,729
Unconstrained Bond Fund	$14,980,317	$21,070,284
World Bond Fund	$2,674,175,547	$2,636,501,662

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Duration-Hedged Strategic Income Fund	$—	$—
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	$—	$—
Floating Rate High Income Fund	$—	$—
High Yield Fund	$—	$—
Inflation Plus Fund	$96,119,227	$270,482,591
Municipal Income Fund	$—	$—
Municipal Opportunities Fund	$—	$—
Municipal Real Return Fund	$—	$—
Municipal Short Duration Fund	$—	$—
Quality Bond Fund	$85,575,854	$37,137,271
Short Duration Fund	$111,292,553	$49,004,652
Strategic Income Fund	$59,592,262	$12,292,611
Total Return Bond Fund	$167,768,546	$215,083,055
Unconstrained Bond Fund	$2,527,201	$6,258,825
World Bond Fund	$294,258,286	$305,045,712

344

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Total Cost of Purchases	Total Sales Proceeds
Duration-Hedged Strategic Income Fund	$1,323,933	$2,479,027
Emerging Markets Local Debt Fund	$124,687,810	$216,973,915
Floating Rate Fund	$579,343,405	$1,243,714,978
Floating Rate High Income Fund	$75,177,779	$171,389,971
High Yield Fund	$75,346,389	$77,088,513
Inflation Plus Fund	$123,236,650	$300,421,592
Municipal Income Fund	$3,188,073	$594,617
Municipal Opportunities Fund	$176,672,073	$27,443,193
Municipal Real Return Fund	$11,923,908	$13,337,036
Municipal Short Duration Fund	$4,897,080	$552,248
Quality Bond Fund	$123,156,836	$45,244,458
Short Duration Fund	$260,013,289	$132,074,999
Strategic Income Fund	$147,705,600	$107,995,338
Total Return Bond Fund	$565,784,888	$614,625,784
Unconstrained Bond Fund	$17,507,518	$27,329,109
World Bond Fund	$2,968,433,833	$2,941,547,374

For the six-month period ended April 30, 2016, Strategic Income Fund engaged in security transactions with the Multi-Asset Income Fund. These amounted to $13,533,384 in purchases of investments, which are excluded from the above.

11.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2016, and the year ended October 31, 2015:

Duration-Hedged Strategic Income Fund

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	117,137	$1,013,115	797,786	$7,554,451
Shares Issued for Reinvested Dividends	17,171	149,774	40,971	381,355
Shares Redeemed	(184,869)	(1,603,274)	(644,735)	(6,078,184)

Net Increase (Decrease)	(50,561)	(440,385)	194,022	1,857,622

Class C
Shares Sold	4,978	$42,429	95,916	$909,347
Shares Issued for Reinvested Dividends	3,254	28,378	8,876	82,697
Shares Redeemed	(38,665)	(332,295)	(62,993)	(593,959)

Net Increase (Decrease)	(30,433)	(261,488)	41,799	398,085

Class I
Shares Sold	—	$—	3,335	$30,802
Shares Issued for Reinvested Dividends	992	8,655	2,536	23,630
Shares Redeemed	(2,845)	(25,014)	(2,715)	(25,393)

Net Increase (Decrease)	(1,853)	(16,359)	3,156	29,039

Class R3
Shares Issued for Reinvested Dividends	782	$6,813	1,968	$18,341

Net Increase (Decrease)	782	6,813	1,968	18,341

345

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Issued for Reinvested Dividends	852	$7,424	2,104	$19,599

Net Increase (Decrease)	852	7,424	2,104	19,599

Class R5
Shares Issued for Reinvested Dividends	923	$8,042	2,241	$20,866

Net Increase (Decrease)	923	8,042	2,241	20,866

Class Y
Shares Issued for Reinvested Dividends	4,259	$37,128	10,288	$95,809

Net Increase (Decrease)	4,259	37,128	10,288	95,809

Total Net Increase (Decrease)	(76,031)	$(658,825)	255,578	$2,439,361

Emerging Markets Local Debt Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	123,755	$861,295	143,198	$1,157,588
Shares Issued for Reinvested Dividends	20,101	138,532	45,591	356,831
Shares Redeemed	(263,932)	(1,838,971)	(454,268)	(3,658,896)

Net Increase (Decrease)	(120,076)	(839,144)	(265,479)	(2,144,477)

Class C
Shares Sold	38,623	$275,551	24,619	$198,477
Shares Issued for Reinvested Dividends	2,571	17,766	7,605	59,735
Shares Redeemed	(74,844)	(504,652)	(207,059)	(1,688,561)

Net Increase (Decrease)	(33,650)	(211,335)	(174,835)	(1,430,349)

Class I
Shares Sold	95,165	$668,091	417,466	$3,526,657
Shares Issued for Reinvested Dividends	6,575	45,398	46,339	367,629
Shares Redeemed	(394,642)	(2,725,019)	(4,800,399)	(39,520,566)

Net Increase (Decrease)	(292,902)	(2,011,530)	(4,336,594)	(35,626,280)

Class R3
Shares Sold	2,016	$13,239	376	$2,889
Shares Issued for Reinvested Dividends	1,036	7,185	11,095	86,120
Shares Redeemed	(236,939)	(1,578,014)	(2)	(13)

Net Increase (Decrease)	(233,887)	(1,557,590)	11,469	88,996

Class R4
Shares Sold	182	$1,260	308	$2,382
Shares Issued for Reinvested Dividends	1,158	8,026	12,017	93,318
Shares Redeemed	(240,951)	(1,604,745)	—	—

Net Increase (Decrease)	(239,611)	(1,595,459)	12,325	95,700

346

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Issued for Reinvested Dividends	1,208	$8,369	12,773	$99,231
Shares Redeemed	(243,446)	(1,621,350)	—	—

Net Increase (Decrease)	(242,238)	(1,612,981)	12,773	99,231

Class Y
Shares Sold	10,230,375	$69,193,250	25,352,557	$204,857,829
Shares Issued for Reinvested Dividends	400,469	2,727,647	1,743,319	13,559,430
Shares Redeemed	(23,876,567)	(160,415,496)	(30,584,485)	(235,152,152)

Net Increase (Decrease)	(13,245,723)	(88,494,599)	(3,488,609)	(16,734,893)

Total Net Increase (Decrease)	(14,408,087)	$(96,322,638)	(8,228,950)	$(55,652,072)

Floating Rate Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,860,503	$88,449,870	24,521,260	$212,940,115
Shares Issued for Reinvested Dividends	2,418,467	19,666,794	5,677,145	49,210,187
Shares Redeemed	(32,373,383)	(263,251,792)	(62,722,259)	(544,171,583)
Shares converted (from) Class B into Class A	19,793	160,489	110,864	964,794

Net Increase (Decrease)	(19,074,620)	(154,974,639)	(32,412,990)	(281,056,487)

Class B
Shares Sold	15,675	$128,324	33,810	$291,997
Shares Issued for Reinvested Dividends	12,385	100,504	44,374	384,692
Shares Redeemed	(291,517)	(2,370,925)	(1,129,048)	(9,800,998)
Shares converted (from) Class B into Class A	(19,831)	(160,489)	(111,034)	(964,794)

Net Increase (Decrease)	(283,288)	(2,302,586)	(1,161,898)	(10,089,103)

Class C
Shares Sold	3,929,616	$32,038,828	10,173,038	$88,299,036
Shares Issued for Reinvested Dividends	2,506,863	20,348,241	5,688,167	49,243,475
Shares Redeemed	(28,307,894)	(229,853,208)	(55,925,951)	(484,762,751)

Net Increase (Decrease)	(21,871,415)	(177,466,139)	(40,064,746)	(347,220,240)

Class I
Shares Sold	29,135,805	$237,653,041	61,465,508	$535,353,344
Shares Issued for Reinvested Dividends	3,371,516	27,454,182	8,181,766	70,989,536
Shares Redeemed	(69,913,009)	(568,529,276)	(129,552,816)	(1,126,122,563)

Net Increase (Decrease)	(37,405,688)	(303,422,053)	(59,905,542)	(519,779,683)

Class R3
Shares Sold	155,468	$1,272,871	927,502	$8,103,048
Shares Issued for Reinvested Dividends	28,150	229,405	64,904	563,970
Shares Redeemed	(361,862)	(2,943,861)	(1,386,409)	(12,124,357)

Net Increase (Decrease)	(178,244)	(1,441,585)	(394,003)	(3,457,339)

347

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	78,785	$637,356	203,055	$1,765,555
Shares Issued for Reinvested Dividends	14,714	119,536	28,749	248,822
Shares Redeemed	(141,218)	(1,145,183)	(444,166)	(3,849,245)

Net Increase (Decrease)	(47,719)	(388,291)	(212,362)	(1,834,868)

Class R5
Shares Sold	17,815	$144,232	84,013	$732,228
Shares Issued for Reinvested Dividends	6,508	52,896	14,136	122,449
Shares Redeemed	(51,320)	(412,033)	(185,796)	(1,616,417)

Net Increase (Decrease)	(26,997)	(214,905)	(87,647)	(761,740)

Class Y
Shares Sold	10,208,716	$83,243,198	27,366,958	$237,149,585
Shares Issued for Reinvested Dividends	689,251	5,600,450	1,617,420	13,994,457
Shares Redeemed	(22,705,576)	(185,071,301)	(28,148,422)	(243,267,304)

Net Increase (Decrease)	(11,807,609)	(96,227,653)	835,956	7,876,738

Total Net Increase (Decrease)	(90,695,580)	$(736,437,851)	(133,403,232)	$(1,156,322,722)

Floating Rate High Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,971,475	$18,112,030	6,418,254	$64,703,495
Shares Issued for Reinvested Dividends	336,640	3,092,116	1,064,334	10,654,628
Shares Redeemed	(4,525,513)	(41,551,415)	(11,544,097)	(115,478,650)

Net Increase (Decrease)	(2,217,398)	(20,347,269)	(4,061,509)	(40,120,527)

Class C
Shares Sold	532,689	$4,914,669	2,444,760	$24,666,587
Shares Issued for Reinvested Dividends	222,878	2,046,682	613,802	6,143,653
Shares Redeemed	(2,193,134)	(20,208,673)	(3,900,528)	(39,095,916)

Net Increase (Decrease)	(1,437,567)	(13,247,322)	(841,966)	(8,285,676)

Class I
Shares Sold	2,826,485	$25,993,629	11,957,426	$121,072,578
Shares Issued for Reinvested Dividends	340,779	3,135,324	1,230,329	12,331,294
Shares Redeemed	(8,721,864)	(79,988,016)	(17,405,605)	(174,295,762)

Net Increase (Decrease)	(5,554,600)	(50,859,063)	(4,217,850)	(40,891,890)

Class R3
Shares Sold	3,115	$28,692	16,479	$164,418
Shares Issued for Reinvested Dividends	828	7,630	15,111	151,211
Shares Redeemed	(55,610)	(512,705)	(221,642)	(2,136,115)

Net Increase (Decrease)	(51,667)	(476,383)	(190,052)	(1,820,486)

348

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	919	$8,415	2,972	$29,814
Shares Issued for Reinvested Dividends	1,887	17,547	17,761	177,349
Shares Redeemed	(253,238)	(2,324,742)	(5,558)	(54,404)

Net Increase (Decrease)	(250,432)	(2,298,780)	15,175	152,759

Class R5
Shares Sold	37,192	$343,645	37,737	$376,537
Shares Issued for Reinvested Dividends	2,149	20,024	18,148	181,029
Shares Redeemed	(292,549)	(2,685,593)	(2)	(20)

Net Increase (Decrease)	(253,208)	(2,321,924)	55,883	557,546

Class Y
Shares Sold	4,790	$44,506	227,997	$2,221,146
Shares Issued for Reinvested Dividends	11,230	102,970	66,263	665,189
Shares Redeemed	(218,082)	(1,995,151)	(1,034,144)	(10,510,147)

Net Increase (Decrease)	(202,062)	(1,847,675)	(739,884)	(7,623,812)

Total Net Increase (Decrease)	(9,966,934)	$(91,398,416)	(9,980,203)	$(98,032,086)

High Yield Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,101,589	$21,241,599	11,756,228	$86,660,217
Shares Issued for Reinvested Dividends	759,087	5,211,090	1,545,148	11,457,361
Shares Redeemed	(6,379,163)	(43,853,974)	(13,173,616)	(98,187,449)
Shares converted (from) Class B into Class A	26,097	179,037	62,806	467,338

Net Increase (Decrease)	(2,492,390)	(17,222,248)	190,566	397,467

Class B
Shares Sold	10,520	$72,244	9,692	$71,339
Shares Issued for Reinvested Dividends	7,652	52,143	22,248	164,193
Shares Redeemed	(127,690)	(870,900)	(252,063)	(1,860,547)
Shares converted (from) Class B into Class A	(26,266)	(179,037)	(63,147)	(467,338)

Net Increase (Decrease)	(135,784)	(925,550)	(283,270)	(2,092,353)

Class C
Shares Sold	694,430	$4,716,480	2,580,674	$19,200,594
Shares Issued for Reinvested Dividends	168,621	1,153,384	387,356	2,863,332
Shares Redeemed	(1,807,307)	(12,265,584)	(5,906,989)	(43,790,819)

Net Increase (Decrease)	(944,256)	(6,395,720)	(2,938,959)	(21,726,893)

Class I
Shares Sold	2,878,834	$19,610,282	3,833,501	$28,593,094
Shares Issued for Reinvested Dividends	85,358	591,008	221,668	1,656,568
Shares Redeemed	(2,812,158)	(19,218,869)	(5,857,575)	(43,863,192)

Net Increase (Decrease)	152,034	982,421	(1,802,406)	(13,613,530)

349

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	125,202	$851,540	61,802	$459,488
Shares Issued for Reinvested Dividends	8,549	58,617	13,339	98,775
Shares Redeemed	(32,034)	(216,849)	(94,102)	(706,559)

Net Increase (Decrease)	101,717	693,308	(18,961)	(148,296)

Class R4
Shares Sold	22,260	$152,919	61,371	$455,620
Shares Issued for Reinvested Dividends	4,256	29,249	8,268	61,188
Shares Redeemed	(37,262)	(254,843)	(54,874)	(403,804)

Net Increase (Decrease)	(10,746)	(72,675)	14,765	113,004

Class R5
Shares Sold	14,087	$93,894	16,621	$123,496
Shares Issued for Reinvested Dividends	1,831	12,571	3,405	25,173
Shares Redeemed	(7,030)	(47,892)	(19,602)	(143,676)

Net Increase (Decrease)	8,888	58,573	424	4,993

Class Y
Shares Sold	131,913	$908,209	1,260,144	$9,375,101
Shares Issued for Reinvested Dividends	28,046	192,230	55,364	410,394
Shares Redeemed	(84,862)	(577,963)	(1,328,755)	(9,855,457)

Net Increase (Decrease)	75,097	522,476	(13,247)	(69,962)

Total Net Increase (Decrease)	(3,245,440)	$(22,359,415)	(4,851,088)	$(37,135,570)

Inflation Plus Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	850,106	$8,996,829	2,172,503	$23,229,608
Shares Issued for Reinvested Dividends	—	—	15,924	169,456
Shares Redeemed	(3,024,325)	(31,983,696)	(9,417,336)	(100,608,799)
Shares converted (from) Class B into Class A	54,479	577,611	58,516	626,146

Net Increase (Decrease)	(2,119,740)	(22,409,256)	(7,170,393)	(76,583,589)

Class B
Shares Sold	5,894	$59,967	5,999	$61,437
Shares Issued for Reinvested Dividends	—	—	286	2,950
Shares Redeemed	(232,378)	(2,370,676)	(528,222)	(5,461,537)
Shares converted (from) Class B into Class A	(56,653)	(577,611)	(60,514)	(626,146)

Net Increase (Decrease)	(283,137)	(2,888,320)	(582,451)	(6,023,296)

Class C
Shares Sold	238,047	$2,419,048	523,858	$5,409,507
Shares Issued for Reinvested Dividends	—	—	4,082	42,084
Shares Redeemed	(2,376,024)	(24,158,873)	(5,988,706)	(61,897,091)

Net Increase (Decrease)	(2,137,977)	(21,739,825)	(5,460,766)	(56,445,500)

350

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares Sold	914,270	$9,855,339	1,939,151	$21,032,744
Shares Issued for Reinvested Dividends	—	—	4,537	48,958
Shares Redeemed	(1,349,418)	(14,505,609)	(4,341,804)	(47,076,441)

Net Increase (Decrease)	(435,148)	(4,650,270)	(2,398,116)	(25,994,739)

Class R3
Shares Sold	281,992	$2,940,780	760,259	$8,018,831
Shares Issued for Reinvested Dividends	—	—	2,455	25,803
Shares Redeemed	(675,971)	(7,051,244)	(1,397,145)	(14,704,591)

Net Increase (Decrease)	(393,979)	(4,110,464)	(634,431)	(6,659,957)

Class R4
Shares Sold	245,475	$2,594,130	494,580	$5,287,298
Shares Issued for Reinvested Dividends	—	—	888	9,447
Shares Redeemed	(521,535)	(5,503,535)	(771,113)	(8,236,319)

Net Increase (Decrease)	(276,060)	(2,909,405)	(275,645)	(2,939,574)

Class R5
Shares Sold	51,010	$548,199	185,914	$2,009,264
Shares Issued for Reinvested Dividends	—	—	281	3,027
Shares Redeemed	(127,876)	(1,374,651)	(304,508)	(3,291,759)

Net Increase (Decrease)	(76,866)	(826,452)	(118,313)	(1,279,468)

Class Y
Shares Sold	2,043,506	$22,076,486	1,865,717	$20,282,792
Shares Issued for Reinvested Dividends	—	—	14,463	156,200
Shares Redeemed	(11,483,504)	(122,184,558)	(4,641,661)	(50,391,110)

Net Increase (Decrease)	(9,439,998)	(100,108,072)	(2,761,481)	(29,952,118)

Total Net Increase (Decrease)	(15,162,905)	$(159,642,064)	(19,401,596)	$(205,878,241)

Municipal Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	268,072	$2,746,507	314,934	$3,148,910
Shares Issued for Reinvested Dividends	4,231	43,379	2,109	21,116
Shares Redeemed	(20,449)	(209,785)	(12,266)	(123,027)

Net Increase (Decrease)	251,854	2,580,101	304,777	3,046,999

Class C(1)
Shares Sold	15,532	$159,825	250,001	$2,500,010
Shares Issued for Reinvested Dividends	1,732	17,742	1,115	11,155
Shares Redeemed	(5,608)	(57,929)	—	—

Net Increase (Decrease)	11,656	119,638	251,116	2,511,165

351

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I(1)
Shares Sold	12,670	$128,010	501,867	$5,018,760
Shares Issued for Reinvested Dividends	5,971	61,153	4,332	43,367
Shares Redeemed	(12,405)	(126,295)	—	—

Net Increase (Decrease)	6,236	62,868	506,199	5,062,127

Total Net Increase (Decrease)	269,746	$2,762,607	1,062,092	$10,620,291

(1) Commenced operations on May 29, 2015.

Municipal Opportunities Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,864,415	$67,850,718	7,214,484	$61,554,119
Shares Issued for Reinvested Dividends	329,826	2,851,904	621,917	5,300,768
Shares Redeemed	(3,537,585)	(30,565,164)	(5,532,013)	(47,087,797)
Shares converted (from) Class B into Class A	2,435	20,983	1,232	10,413

Net Increase (Decrease)	4,659,091	40,158,441	2,305,620	19,777,503

Class B
Shares Sold	4,106	$35,498	10,050	$86,461
Shares Issued for Reinvested Dividends	1,757	15,167	5,433	46,276
Shares Redeemed	(92,703)	(800,951)	(107,070)	(911,664)
Shares converted (from) Class B into Class A	(2,438)	(20,983)	(1,234)	(10,413)

Net Increase (Decrease)	(89,278)	(771,269)	(92,821)	(789,340)

Class C
Shares Sold	3,048,139	$26,348,945	2,551,806	$21,797,097
Shares Issued for Reinvested Dividends	94,807	820,113	192,431	1,641,079
Shares Redeemed	(1,113,517)	(9,630,269)	(1,979,118)	(16,877,974)

Net Increase (Decrease)	2,029,429	17,538,789	765,119	6,560,202

Class I
Shares Sold	14,973,696	$129,667,962	12,638,263	$107,875,352
Shares Issued for Reinvested Dividends	246,540	2,137,168	320,340	2,735,106
Shares Redeemed	(2,813,079)	(24,364,138)	(5,445,264)	(46,364,758)

Net Increase (Decrease)	12,407,157	107,440,992	7,513,339	64,245,700

Total Net Increase (Decrease)	19,006,399	$164,366,953	10,491,257	$89,794,065

352

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Municipal Real Return Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,310,380	$12,057,657	1,907,256	$17,811,740
Shares Issued for Reinvested Dividends	144,577	1,335,218	307,261	2,850,442
Shares Redeemed	(1,730,149)	(15,912,409)	(2,753,766)	(25,643,479)
Shares converted (from) Class B into Class A	475	4,367	1,741	16,156

Net Increase (Decrease)	(274,717)	(2,515,167)	(537,508)	(4,965,141)

Class B
Shares Sold	176	$1,613	4,741	$43,871
Shares Issued for Reinvested Dividends	812	7,425	2,487	22,896
Shares Redeemed	(26,103)	(238,376)	(74,791)	(688,211)
Shares converted (from) Class B into Class A	(480)	(4,367)	(1,758)	(16,156)

Net Increase (Decrease)	(25,595)	(233,705)	(69,321)	(637,600)

Class C
Shares Sold	203,402	$1,859,947	385,760	$3,581,759
Shares Issued for Reinvested Dividends	23,403	214,808	50,381	464,655
Shares Redeemed	(294,464)	(2,693,897)	(809,821)	(7,491,003)

Net Increase (Decrease)	(67,659)	(619,142)	(373,680)	(3,444,589)

Class I
Shares Sold	674,637	$6,231,831	973,619	$9,003,071
Shares Issued for Reinvested Dividends	25,317	234,453	41,444	385,605
Shares Redeemed	(448,678)	(4,141,656)	(1,078,269)	(10,067,050)

Net Increase (Decrease)	251,276	2,324,628	(63,206)	(678,374)

Class Y
Shares Sold	3,400	$31,210	7,913	$73,630
Shares Issued for Reinvested Dividends	25,663	236,305	53,823	497,931
Shares Redeemed	(97,598)	(897,224)	(276,061)	(2,562,145)

Net Increase (Decrease)	(68,535)	(629,709)	(214,325)	(1,990,584)

Total Net Increase (Decrease)	(185,230)	$(1,673,095)	(1,258,040)	$(11,716,288)

Municipal Short Duration Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	476,633	$4,791,865	422,006	$4,223,773
Shares Issued for Reinvested Dividends	2,718	27,397	1,005	10,081
Shares Redeemed	(197,189)	(1,984,922)	(26,032)	(261,642)

Net Increase (Decrease)	282,162	2,834,340	396,979	3,972,212

353

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C(1)
Shares Sold	123,423	$1,240,468	312,187	$3,123,664
Shares Issued for Reinvested Dividends	261	2,626	73	727
Shares Redeemed	(26,737)	(269,446)	(238)	(2,379)

Net Increase (Decrease)	96,947	973,648	312,022	3,122,012

Class I(1)
Shares Sold	34,654	$350,010	505,604	$5,056,260
Shares Issued for Reinvested Dividends	2,863	28,845	2,062	20,682
Shares Redeemed	(1)	(10)	—	—

Net Increase (Decrease)	37,516	378,845	507,666	5,076,942

Total Net Increase (Decrease)	416,625	$4,186,833	1,216,667	$12,171,166

(1) Commenced operations on May 29, 2015.

Quality Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	914,982	$9,331,781	451,725	$4,605,653
Shares Issued for Reinvested Dividends	14,623	148,714	17,906	181,810
Shares Redeemed	(767,005)	(7,773,519)	(180,529)	(1,835,642)

Net Increase (Decrease)	162,600	1,706,976	289,102	2,951,821

Class C
Shares Sold	283,813	$2,876,182	95,549	$969,710
Shares Issued for Reinvested Dividends	2,385	24,056	3,353	33,865
Shares Redeemed	(180,972)	(1,813,827)	(41,884)	(424,125)

Net Increase (Decrease)	105,226	1,086,411	57,018	579,450

Class I
Shares Sold	934,164	$9,550,105	11,592	$118,698
Shares Issued for Reinvested Dividends	4,941	50,546	4,708	47,873
Shares Redeemed	(257,445)	(2,605,195)	(318)	(3,256)

Net Increase (Decrease)	681,660	6,995,456	15,982	163,315

Class R3
Shares Sold	16,859	$172,448	—	$—
Shares Issued for Reinvested Dividends	1,548	15,625	3,405	34,474
Shares Redeemed	(205,295)	(2,062,737)	—	—

Net Increase (Decrease)	(186,888)	(1,874,664)	3,405	34,474

Class R4
Shares Sold	1,220	$12,500	—	$—
Shares Issued for Reinvested Dividends	1,608	16,268	3,943	40,012
Shares Redeemed	(206,713)	(2,081,163)	—	—

Net Increase (Decrease)	(203,885)	(2,052,395)	3,943	40,012

354

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	1,135	$11,699	—	$—
Shares Issued for Reinvested Dividends	1,696	17,191	4,500	45,747
Shares Redeemed	(208,184)	(2,099,977)	—	—

Net Increase (Decrease)	(205,353)	(2,071,087)	4,500	45,747

Class Y
Shares Sold	10,049,391	$101,872,654	—	$—
Shares Issued for Reinvested Dividends	94,347	963,501	20,664	210,236
Shares Redeemed	(1,509,308)	(15,281,836)	—	—

Net Increase (Decrease)	8,634,430	87,554,319	20,664	210,236

Total Net Increase (Decrease)	8,987,790	$91,345,016	394,614	$4,025,055

Short Duration Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	16,114,245	$157,037,243	19,935,942	$196,481,956
Shares Issued for Reinvested Dividends	378,237	3,691,498	814,487	8,025,170
Shares Redeemed	(12,078,139)	(117,722,679)	(20,343,245)	(200,636,994)
Shares converted (from) Class B into Class A	32,611	318,196	104,899	1,033,751

Net Increase (Decrease)	4,446,954	43,324,258	512,083	4,903,883

Class B
Shares Sold	57,450	$562,466	137,624	$1,361,571
Shares Issued for Reinvested Dividends	3,122	30,617	9,654	95,574
Shares Redeemed	(165,564)	(1,625,296)	(244,888)	(2,427,402)
Shares converted (from) Class B into Class A	(32,433)	(318,196)	(104,351)	(1,033,751)

Net Increase (Decrease)	(137,425)	(1,350,409)	(201,961)	(2,004,008)

Class C
Shares Sold	4,307,430	$41,918,619	5,563,812	$54,801,580
Shares Issued for Reinvested Dividends	51,835	505,650	130,161	1,281,996
Shares Redeemed	(3,932,685)	(38,320,009)	(6,372,618)	(62,819,850)

Net Increase (Decrease)	426,580	4,104,260	(678,645)	(6,736,274)

Class I
Shares Sold	10,029,441	$97,833,937	8,081,204	$79,818,854
Shares Issued for Reinvested Dividends	104,532	1,022,483	206,407	2,038,854
Shares Redeemed	(5,912,361)	(57,745,346)	(16,368,747)	(161,725,868)

Net Increase (Decrease)	4,221,612	41,111,074	(8,081,136)	(79,868,160)

Class R3
Shares Sold	28,087	$272,544	33,836	$332,733
Shares Issued for Reinvested Dividends	652	6,342	1,270	12,455
Shares Redeemed	(18,055)	(176,565)	(13,157)	(129,314)

Net Increase (Decrease)	10,684	102,321	21,949	215,874

355

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	9,679	$93,988	7,926	$77,994
Shares Issued for Reinvested Dividends	419	4,079	1,402	13,807
Shares Redeemed	(13,171)	(128,842)	(40,920)	(402,387)

Net Increase (Decrease)	(3,073)	(30,775)	(31,592)	(310,586)

Class R5
Shares Sold	58	$568	50	$495
Shares Issued for Reinvested Dividends	110	1,064	247	2,426
Shares Redeemed	(1)	(7)	(2)	(23)

Net Increase (Decrease)	167	1,625	295	2,898

Class Y
Shares Sold	4,338,866	$42,087,139	634,680	$6,260,925
Shares Issued for Reinvested Dividends	33,645	327,837	16,703	164,180
Shares Redeemed	(266,824)	(2,601,656)	(310,449)	(3,051,937)

Net Increase (Decrease)	4,105,687	39,813,320	340,934	3,373,168

Total Net Increase (Decrease)	13,071,186	$127,075,674	(8,118,073)	$(80,423,205)

Strategic Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,098,751	$9,122,278	2,791,470	$24,672,491
Shares Issued for Reinvested Dividends	290,552	2,415,732	943,479	8,311,867
Shares Redeemed	(1,978,510)	(16,439,307)	(4,760,856)	(42,045,998)
Shares converted (from) Class B into Class A	11,319	94,987	11,715	102,608

Net Increase (Decrease)	(577,888)	(4,806,310)	(1,014,192)	(8,959,032)

Class B
Shares Sold	1,948	$16,069	15,858	$142,122
Shares Issued for Reinvested Dividends	7,084	59,006	32,189	284,064
Shares Redeemed	(101,561)	(849,817)	(249,477)	(2,195,154)
Shares converted (from) Class B into Class A	(11,314)	(94,987)	(11,715)	(102,608)

Net Increase (Decrease)	(103,843)	(869,729)	(213,145)	(1,871,576)

Class C
Shares Sold	415,010	$3,448,791	990,476	$8,814,998
Shares Issued for Reinvested Dividends	154,140	1,284,106	597,932	5,281,705
Shares Redeemed	(1,784,669)	(14,849,305)	(3,218,708)	(28,343,332)

Net Increase (Decrease)	(1,215,519)	(10,116,408)	(1,630,300)	(14,246,629)

Class I
Shares Sold	495,620	$4,165,382	1,223,319	$10,906,040
Shares Issued for Reinvested Dividends	57,795	482,536	258,336	2,289,738
Shares Redeemed	(997,473)	(8,317,520)	(3,300,155)	(29,242,204)

Net Increase (Decrease)	(444,058)	(3,669,602)	(1,818,500)	(16,046,426)

356

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	4,177	$34,361	14,778	$130,366
Shares Issued for Reinvested Dividends	724	6,004	1,744	15,289
Shares Redeemed	(10,258)	(87,006)	(2,633)	(22,607)

Net Increase (Decrease)	(5,357)	(46,641)	13,889	123,048

Class R4
Shares Sold	3,671	$30,048	5,911	$52,479
Shares Issued for Reinvested Dividends	479	3,981	1,054	9,245
Shares Redeemed	(326)	(2,720)	(555)	(4,808)

Net Increase (Decrease)	3,824	31,309	6,410	56,916

Class R5
Shares Sold	20,180	$167,300	21,841	$192,311
Shares Issued for Reinvested Dividends	967	8,066	1,351	11,768
Shares Redeemed	(713)	(5,788)	(185)	(1,586)

Net Increase (Decrease)	20,434	169,578	23,007	202,493

Class R6(1)
Shares Sold	—	$—	1,079	$10,000
Shares Issued for Reinvested Dividends	27	223	75	663

Net Increase (Decrease)	27	223	1,154	10,663

Class Y
Shares Sold	9,739,759	$80,876,266	3,071,591	$27,327,001
Shares Issued for Reinvested Dividends	471,897	3,917,799	876,389	7,705,821
Shares Redeemed	(1,922,605)	(15,866,326)	(3,081,561)	(27,010,531)

Net Increase (Decrease)	8,289,051	68,927,739	866,419	8,022,291

Total Net Increase (Decrease)	5,966,671	$49,620,159	(3,765,258)	$(32,708,252)

(1) Commenced operations on November 7, 2014.

Total Return Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,990,970	$112,189,046	15,822,804	$165,479,638
Shares Issued for Reinvested Dividends	1,017,584	10,411,537	2,546,025	26,659,013
Shares Redeemed	(5,656,577)	(57,727,921)	(9,412,518)	(98,452,494)
Shares converted (from) Class B into Class A	58,625	598,647	187,748	1,966,981

Net Increase (Decrease)	6,410,602	65,471,309	9,144,059	95,653,138

357

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	34,838	$352,914	50,198	$520,841
Shares Issued for Reinvested Dividends	10,053	101,905	55,829	580,796
Shares Redeemed	(286,706)	(2,908,167)	(704,109)	(7,323,974)
Shares converted (from) Class B into Class A	(59,088)	(598,647)	(189,234)	(1,966,981)

Net Increase (Decrease)	(300,903)	(3,051,995)	(787,316)	(8,189,318)

Class C
Shares Sold	1,212,018	$12,419,803	1,239,932	$13,019,484
Shares Issued for Reinvested Dividends	71,391	731,447	224,496	2,355,009
Shares Redeemed	(831,142)	(8,491,688)	(1,524,371)	(15,966,653)

Net Increase (Decrease)	452,267	4,659,562	(59,943)	(592,160)

Class I
Shares Sold	925,769	$9,461,267	1,739,972	$18,273,483
Shares Issued for Reinvested Dividends	36,943	378,316	70,060	733,181
Shares Redeemed	(741,777)	(7,563,420)	(651,643)	(6,799,361)

Net Increase (Decrease)	220,935	2,276,163	1,158,389	12,207,303

Class R3
Shares Sold	46,147	$478,560	114,325	$1,219,266
Shares Issued for Reinvested Dividends	7,618	79,383	24,605	262,521
Shares Redeemed	(112,245)	(1,169,042)	(177,425)	(1,896,607)

Net Increase (Decrease)	(58,480)	(611,099)	(38,495)	(414,820)

Class R4
Shares Sold	169,501	$1,762,707	233,836	$2,474,405
Shares Issued for Reinvested Dividends	22,319	232,168	64,710	689,053
Shares Redeemed	(242,613)	(2,521,238)	(307,733)	(3,266,190)

Net Increase (Decrease)	(50,793)	(526,363)	(9,187)	(102,732)

Class R5
Shares Sold	18,068	$187,552	67,533	$720,111
Shares Issued for Reinvested Dividends	2,378	24,744	5,241	55,732
Shares Redeemed	(4,514)	(47,237)	(26,562)	(282,633)

Net Increase (Decrease)	15,932	165,059	46,212	493,210

Class R6(1)
Shares Sold	—	$—	920	$10,000
Shares Issued for Reinvested Dividends	16	168	43	460

Net Increase (Decrease)	16	168	963	10,460

Class Y
Shares Sold	5,593,557	$57,941,492	21,140,633	$225,627,199
Shares Issued for Reinvested Dividends	1,747,179	18,161,035	4,624,687	49,178,640
Shares Redeemed	(11,952,918)	(123,469,501)	(12,470,486)	(132,684,840)

Net Increase (Decrease)	(4,612,182)	(47,366,974)	13,294,834	142,120,999

Total Net Increase (Decrease)	2,077,394	$21,015,830	22,749,516	$241,186,080

(1) Commenced operations on November 7, 2014.

358

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Unconstrained Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	104,479	$983,204	332,550	$3,296,159
Shares Issued for Reinvested Dividends	97,251	916,192	182,093	1,791,570
Shares Redeemed	(670,632)	(6,316,370)	(1,620,505)	(15,985,961)
Shares converted (from) Class B into Class A	5,481	51,717	7,753	76,633

Net Increase (Decrease)	(463,421)	(4,365,257)	(1,098,109)	(10,821,599)

Class B
Shares Sold	43	$401	6,234	$62,274
Shares Issued for Reinvested Dividends	1,398	13,168	3,116	30,684
Shares Redeemed	(27,938)	(264,057)	(76,501)	(758,832)
Shares converted (from) Class B into Class A	(5,482)	(51,717)	(7,754)	(76,633)

Net Increase (Decrease)	(31,979)	(302,205)	(74,905)	(742,507)

Class C
Shares Sold	117,540	$1,111,762	297,180	$2,934,674
Shares Issued for Reinvested Dividends	16,311	153,998	30,488	300,464
Shares Redeemed	(231,616)	(2,183,550)	(606,082)	(5,958,073)

Net Increase (Decrease)	(97,765)	(917,790)	(278,414)	(2,722,935)

Class I
Shares Sold	239,963	$2,245,496	201,910	$1,994,999
Shares Issued for Reinvested Dividends	6,115	57,706	15,647	154,267
Shares Redeemed	(188,537)	(1,784,763)	(322,716)	(3,172,876)

Net Increase (Decrease)	57,541	518,439	(105,159)	(1,023,610)

Class R3
Shares Sold	10,939	$101,806	226	$2,240
Shares Issued for Reinvested Dividends	279	2,626	297	2,910
Shares Redeemed	(3,603)	(33,634)	(4,869)	(48,617)

Net Increase (Decrease)	7,615	70,798	(4,346)	(43,467)

Class R4
Shares Sold	2,431	$22,850	43,757	$437,653
Shares Issued for Reinvested Dividends	294	2,753	458	4,496
Shares Redeemed	(3,279)	(30,586)	(13,095)	(130,017)

Net Increase (Decrease)	(554)	(4,983)	31,120	312,132

Class R5
Shares Issued for Reinvested Dividends	227	2,132	372	3,652

Net Increase (Decrease)	227	2,132	372	3,652

Class Y
Shares Sold	158,644	$1,491,039	447,023	$4,423,846
Shares Issued for Reinvested Dividends	40,835	383,477	67,421	661,032
Shares Redeemed	(94,282)	(883,415)	(395,129)	(3,870,677)

Net Increase (Decrease)	105,197	991,101	119,315	1,214,201

Total Net Increase (Decrease)	(423,139)	$(4,007,765)	(1,410,126)	$(13,824,133)

359

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

World Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	16,557,364	$169,006,906	38,826,411	$408,315,205
Shares Issued for Reinvested Dividends	1,585,606	16,002,213	1,469,833	15,395,394
Shares Redeemed	(28,665,671)	(293,224,179)	(19,980,732)	(209,884,805)

Net Increase (Decrease)	(10,522,701)	(108,215,060)	20,315,512	213,825,794

Class C
Shares Sold	2,457,297	$25,028,028	4,976,996	$52,346,119
Shares Issued for Reinvested Dividends	375,455	3,777,808	413,011	4,320,013
Shares Redeemed	(2,752,290)	(27,976,106)	(5,275,005)	(55,394,866)

Net Increase (Decrease)	80,462	829,730	115,002	1,271,266

Class I
Shares Sold	56,398,874	$575,792,747	102,514,841	$1,080,268,578
Shares Issued for Reinvested Dividends	5,749,508	58,117,013	5,773,250	60,533,358
Shares Redeemed	(52,815,623)	(538,741,401)	(73,070,011)	(768,624,225)

Net Increase (Decrease)	9,332,759	95,168,359	35,218,080	372,177,711

Class R3
Shares Sold	46,724	$475,261	52,501	$552,038
Shares Issued for Reinvested Dividends	2,009	20,300	2,346	24,597
Shares Redeemed	(21,141)	(216,402)	(47,972)	(502,481)

Net Increase (Decrease)	27,592	279,159	6,875	74,154

Class R4
Shares Sold	47,165	$481,563	451,765	$4,765,776
Shares Issued for Reinvested Dividends	10,837	109,500	2,645	27,690
Shares Redeemed	(61,058)	(620,209)	(59,119)	(621,257)

Net Increase (Decrease)	(3,056)	(29,146)	395,291	4,172,209

Class R5
Shares Sold	11,677	$119,964	9,683	$101,928
Shares Issued for Reinvested Dividends	977	9,877	888	9,302
Shares Redeemed	(6,419)	(65,243)	(3,242)	(33,999)

Net Increase (Decrease)	6,235	64,598	7,329	77,231

Class R6(1)
Shares Sold	32,153	$324,941	18,565	$195,406
Shares Issued for Reinvested Dividends	624	6,321	98	1,024
Shares Redeemed	(5,367)	(54,943)	(751)	(7,881)

Net Increase (Decrease)	27,410	276,319	17,912	188,549

Class Y
Shares Sold	12,496,030	$128,383,556	23,700,164	$249,845,543
Shares Issued for Reinvested Dividends	1,788,839	18,097,496	1,996,607	20,938,623
Shares Redeemed	(27,452,618)	(278,396,503)	(13,181,915)	(138,769,308)

Net Increase (Decrease)	(13,167,749)	(131,915,451)	12,514,856	132,014,858

Total Net Increase (Decrease)	(14,219,048)	$(143,541,492)	68,590,857	$723,801,772

(1)	Commenced operations on November 7, 2014.

360

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2016, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not a party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

361

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

362

Fixed Income Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
Hartford Duration-Hedged Strategic Income Fund	1,471,444.6880
The Hartford Emerging Markets Local Debt Fund	23,736,810.3720
The Hartford Floating Rate Fund	516,690,259.4380
The Hartford Floating Rate High Income Fund	35,679,415.572
The Hartford High Yield Fund	45,350,028.1450
The Hartford Inflation Plus Fund	63,270,033.3020
Hartford Municipal Income Fund	1,127,105.6320
The Hartford Municipal Opportunities Fund	61,171,320.7480
The Hartford Municipal Real Return Fund	17,948,212.2090
Hartford Municipal Short Duration Fund	1,562,448.3240
The Hartford Quality Bond Fund	9,057,574.1480
The Hartford Short Duration Fund	79,539,897.7940
The Hartford Strategic Income Fund	49,719,286.8940
The Hartford Total Return Bond Fund	179,486,174.9360
The Hartford Unconstrained Bond Fund	9,547,034.0720
The Hartford World Bond Fund	355,022,721.8400

363

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

364

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	810,652.8626	0.0000	17,753.6514	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,884,341.1674	29,893.1168	70,539.0378	3,392,268.0000
The Hartford Floating Rate Fund(1)	210,658,229.6846	4,753,366.7659	6,107,744.4668	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,481,236.357	238,052.885	512,935.999	6,424,488.000
The Hartford High Yield Fund(1)	16,450,461.6725	431,922.3554	971,271.3078	5,641,710.0000
The Hartford Inflation Plus Fund(1)	23,436,435.2954	531,730.4514	919,782.5962	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,697,001.3140	478,674.1370	974,253.0660	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,664,062.4905	221,170.4098	313,901.5217	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7540	65,461.4185	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,753,224.7060	778,223.0629	909,288.3551	8,402,512.0000
The Hartford Strategic Income Fund(1)	27,170,167.6453	515,974.8851	1,074,477.7946	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,710,273.9014	16,052,101.2235	2,041,682.0425	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,474,709.8797	62,088.1904	125,535.7739	1,364,988.0000
The Hartford World Bond Fund(1)	180,188,007.0756	1,721,296.6203	2,408,026.9270	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	805,001.9150	16,068.0873	7,336.5117	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,851,881.8807	15,620.9940	117,270.4473	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,072,841.6220	6,939,666.3639	6,506,832.9314	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,336,756.338	388,052.640	507,416.263	6,424,488.000
The Hartford High Yield Fund(1)	16,178,680.1581	669,386.8688	1,005,588.3088	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,931,410.0499	843,900.1487	1,112,638.1444	7,232,637.0000
Hartford Municipal Income Fund(1)	1,052,349.0730	0.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,335,643.6630	1,024,686.3010	789,598.5530	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,617,116.5434	253,211.0394	328,806.8392	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,286,992.2756	94,804.8959	73,974.0535	536,264.0000
The Hartford Short Duration Fund(1)	36,379,950.4612	1,104,919.7690	955,865.8938	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,844,392.6020	892,203.0635	1,024,024.6595	5,538,609.0000
The Hartford Total Return Bond Fund(1)	72,953,617.5043	16,588,062.8744	2,262,376.7887	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,414,909.8940	107,475.7150	139,948.2350	1,364,988.0000
The Hartford World Bond Fund(1)	179,276,457.9122	2,409,836.2973	2,631,036.4134	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

365

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	805,001.9150	16,068.0873	7,336.5117	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,860,303.5379	46,511.4521	77,958.3320	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,110,551.8109	6,861,966.4067	6,546,822.6997	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,278,119.123	420,320.224	533,785.893	6,424,488.000
The Hartford High Yield Fund(1)	16,197,463.4950	651,667.3937	1,004,524.4470	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,971,745.5346	797,925.3784	1,118,277.4300	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,511,179.6370	647,790.5100	990,958.3710	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,563,032.8481	344,205.0675	291,896.5064	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,328,883.1845	52,913.9880	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,266,169.6861	1,243,693.2688	930,873.1691	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,701,340.5248	1,017,997.0427	1,041,282.7575	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,010,996.4779	16,627,697.1324	2,165,363.5571	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,381,812.4850	125,908.4506	154,612.9084	1,364,988.0000
The Hartford World Bond Fund(1)	179,285,720.0266	2,354,371.6827	2,677,238.9136	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	805,001.9150	16,068.0873	7,336.5117	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,856,039.9798	105,441.9610	23,291.3812	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,116,372.9289	6,846,899.9970	6,556,067.9914	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,270,559.706	415,550.559	546,114.976	6,424,488.000
The Hartford High Yield Fund(1)	16,222,934.5173	603,732.0102	1,026,988.8082	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,921,832.4432	832,477.6394	1,133,638.2604	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,328,855.2040	818,066.1550	1,003,007.1580	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,547,351.0264	327,696.4305	324,086.9651	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,381,797.1725	0.0000	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,393,301.3209	1,075,243.4235	972,191.3796	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,808,368.4609	814,459.6186	1,137,792.2455	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,079,159.5187	16,461,489.0440	2,263,408.6047	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,416,394.4343	101,225.0513	144,714.3584	1,364,988.0000
The Hartford World Bond Fund(1)	179,215,022.1394	2,388,195.6289	2,714,112.8546	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

366

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	807,244.1793	18,347.9066	2,814.4281	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	1,455,932.0488	10,487,264.2996	41,576.9736	3,392,268.0000
The Hartford Floating Rate Fund(1)	122,407,121.0179	92,149,518.3952	6,962,701.5042	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	10,018,179.101	4,677,277.031	536,769.108	6,424,488.000
The Hartford High Yield Fund(1)	15,194,238.1318	1,562,927.9128	1,096,489.2911	5,641,710.0000
The Hartford Inflation Plus Fund(1)	20,766,706.0531	3,026,017.1717	1,095,225.1182	7,232,637.0000
Hartford Municipal Income Fund(1)	1,050,734.0730	1,615.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	15,456,341.3020	9,606,195.1390	1,087,391.7770	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	5,679,929.8912	1,226,476.7420	292,727.7888	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7539	139,435.4711	0.0000	536,264.0000
The Hartford Short Duration Fund(1)	24,988,228.6280	12,416,164.7826	1,036,342.7134	8,402,512.0000
The Hartford Strategic Income Fund(1)	25,018,516.3694	2,607,475.3263	1,134,628.6293	5,538,609.0000
The Hartford Total Return Bond Fund(1)	65,167,909.8537	24,413,945.4922	2,222,201.8215	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,300,184.7554	216,824.8670	145,324.2216	1,364,988.0000
The Hartford World Bond Fund(1)	111,943,562.4884	69,595,180.2885	2,778,587.8460	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

367

Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

368

Fixed Income Funds

Approval of the New Investment Management Agreement (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Hartford Duration-Hedged Strategic Income Fund

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

The Hartford Municipal Real Return Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II” and collectively with HMF, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HMF and HMF II, on behalf of each of their respective series listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain Funds, shareholders of the Funds were asked to approve the New Agreement, among other proposals. With respect to The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, shareholders did not approve the New Agreement, and therefore those Funds continue to be subject to the Investment Management Agreement between HMF and HFMC, dated January 1, 2013.

The New Agreement differs from the Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary

369

Fixed Income Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to those Funds for which it currently serves as sub-adviser, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC.

* * * *

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

370

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

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This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

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Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-FI16  6/16    117963-2    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

Equities struggled to find direction during the six months ended April 30, 2016, the period covered by this report. The S&P 5001 Index finished 2015 in the black,

posting a 1.38% total return after recovering from a correction (a drop of 10% or more) in September. Stocks fell back into correction territory yet again to start the year, before returning to a positive trajectory in mid-February. Despite these fluctuations, however, the bull market that began in 2009 continued into its seventh year.

In December 2015, the U.S. Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected in 2016. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

Low oil prices and weakness in the Chinese economy were two big culprits behind market insecurity in early 2016, alongside worries that the Fed would continue to raise rates in the midst of the uncertain global economic conditions. As the year progressed, oil prices began to normalize, China seemed to stabilize, and the Fed indicated it would move forward with additional rate increases dependent on economic progress, which helped to calm investor anxiety.

In addition to continuing global macroeconomic developments, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Alternative Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Global Alpha Fund inception 12/14/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a positive total return that exceeds the return on 3-Month U.S. Treasury bills over the long-term (generally at least three years) regardless of market conditions.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Global Alpha A3	-1.26%	-0.95%	-1.75%
Global Alpha A4	-6.69%	-6.39%	-3.39%
Global Alpha C3	-1.61%	-1.71%	-2.47%
Global Alpha C4	-2.59%	-2.69%	-2.47%
Global Alpha I3	-1.08%	-0.66%	-1.49%
Global Alpha R3[3]	-1.48%	-1.38%	-2.16%
Global Alpha R4[3]	-1.26%	-0.95%	-1.85%
Global Alpha R5[3]	-1.15%	-0.73%	-1.57%
Global Alpha Y	-1.16%	-0.65%	-1.48%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.14%	0.15%	0.08%

[1]	Not Annualized
[2]	Inception: 12/14/2012
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Alpha Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global Alpha Class A	1.27%	1.27%
Global Alpha Class C	2.02%	2.02%
Global Alpha Class I	1.03%	1.03%
Global Alpha Class R3	1.71%	1.71%
Global Alpha Class R4	1.41%	1.41%
Global Alpha Class R5	1.11%	1.11%
Global Alpha Class Y	1.01%	1.01%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

John Soukas

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Louis Chabrier

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global Alpha Fund returned -1.26%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3 Month Treasury-Bill Index, which returned 0.14% for the same period. The Fund outperformed the -1.51% average return of the Lipper Absolute Return Funds peer group, a group of funds that seek positive returns in all market conditions. The funds in this group are not benchmarked against a traditional long only market index but rather have the aim of outperforming a cash or risk-free benchmark.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data.

Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance on further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering

3

The Hartford Global Alpha Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK), and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market (EM) debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund’s macro, credit, and quantitative strategies all detracted from results over the six-month period. Within macro strategies, our country and duration strategies were the primary detractors. The Fund’s underweight position in U.K. intermediate rates detracted as European sovereign debt yields fell, particularly in November, bucking the upward trend in major discount margin (DM) yields. The Fund’s short duration positions in German intermediate and long-end rates and Japanese government bonds were the primary drivers of underperformance within duration strategies. The Fund’s currency strategy within macro contributed positively to performance, but was unable to offset the negative impact of duration and country strategies. The Fund’s long positions in AUD, NOK and the Mexican peso (MXN) were positive as the higher-beta, commodity-linked currencies rallied, and the Fund’s short position to Pound Sterling (GBP) contributed positively to results, as the GBP depreciated based on concerns over the U.K.’s proposed exit from the E.U. (“Brexit”). The Fund’s overweight position to the Swedish krona (SEK) at the beginning of the period was also beneficial as the currency rallied amid strong economic data reports.

Within the Fund’s quantitative strategies, our country relative value positions detracted from returns. Value strategies detracted, particularly our relative value trades between U.S. and Germany’s interest rate curves. From the Fund’s perspective, cycle divergence between the U.S. and Europe (Germany) remains in place. Inflation indicators remain subdued in Europe and further policy action is likely to come from the ECB. The U.S., by contrast, looks strong on many fronts; however, the yield curve differentials between countries is mispriced within the Fund’s framework, and the Fund’s models reflected this by assuming the U.S. curve to flatten versus Germany (steepen). The Fund’s long Australia 10-year versus short U.K. 10-year positions also detracted from performance in January. On the other hand, the Fund’s short U.S. Dollar versus EM currency positions (primarily the Russian ruble, BRL and the Indian rupee) contributed positively, as the U.S. Dollar fell across the board after the Fed expressed an overall cautious stance to further rate increases.

Within credit sectors, the Fund’s long positions in investment grade corporates, primarily within Financials, detracted from results as Financials underperformed due to concerns about the “Brexit” and negative interest rates. In addition, the Fund’s short positions in select industrial sectors like Metals and Mining, Energy, and emerging market corporates detracted as the sectors were supported by a rally in commodity prices and a reversal in extreme negative EM sentiment.

The Fund’s quantitatively-oriented country positioning is primarily implemented through the use of exchange-traded government bond futures. Our currency and duration positioning is primarily implemented through the use of currency forward contracts and through the use of exchange-traded government bond futures and to a lesser extent, using over the counter derivative instruments including interest rate swaps. Our credit positioning is primarily implemented through the use of cash bonds and credit default swaps. The performance impact of these positions is discussed above.

What is the outlook?

We believe that the global cycle remains sluggish, de-synchronized, and deflationary. We believe that the U.S. economy remains solid, underpinned by a boost from lower oil prices and accommodative policy, while China and Chinese-linked economies continue to face credit-related difficulties. We reduced the Fund’s overweight to credit, mainly by reducing the Fund’s exposure to U.K. Financials due to concerns about “Brexit.” We remained constructive on corporate credit risk, primarily within defensive sectors. We reduced the Fund’s underweight to Energy given the apparent stabilization of the oil market. We reduced the Fund’s long U.S. Dollar versus the Euro and select Asian currencies as the Fed emphasized a more cautious path of tightening. We remained short GBP and the New Zealand dollar due to “Brexit” referendum concerns and low inflation expectations, respectively. We ended the period with average duration of -2.48

4

The Hartford Global Alpha Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

years. We were short duration in the U.S. and Germany and long duration in the U.K.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and increase an investor’s tax liability. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The use of a Treasury bill index to calculate the Fund’s performance fee could result in the Fund paying higher management fees since the Fund does not limit its investments to U.S. Treasury bills and other short-term instruments.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	4.5%
Convertible Bonds	0.1
Corporate Bonds	17.2
Foreign Government Obligations	33.5
U.S. Government Agencies	9.1
U.S. Government Securities	16.8

Total	81.2%

Short-Term Investments	20.1
Purchased Options	0.3
Other Assets & Liabilities	(1.7)

Total	100.0%

5

The Hartford Global Real Asset Fund (consolidated) inception 05/28/2010

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Global Real Asset A3	4.55%	-10.40%	-7.12%	-2.16%
Global Real Asset A4	-1.20%	-15.33%	-8.16%	-3.09%
Global Real Asset C3	4.14%	-11.04%	-7.81%	-2.89%
Global Real Asset C4	3.14%	-11.93%	-7.81%	-2.89%
Global Real Asset I3	4.66%	-10.11%	-6.87%	-1.91%
Global Real Asset R3[3]	4.40%	-10.59%	-7.32%	-2.39%
Global Real Asset R4[3]	4.45%	-10.45%	-7.09%	-2.13%
Global Real Asset R5[3]	4.71%	-10.04%	-6.84%	-1.87%
Global Real Asset Y3	4.79%	-9.98%	-6.77%	-1.81%
MSCI All Country World Commodity Producers Index	8.18%	-13.99%	-8.03%	-1.15%
Barclays U.S. TIPS 1-10 Year Index	3.12%	1.23%	1.51%	2.58%
Bloomberg Commodity Index Total Return	-2.06%	-17.45%	-13.32%	-6.18%
Global Real Asset Fund Blended Index	5.66%	-8.67%	-4.90%	0.09%

[1]	Not Annualized
[2]	Inception: 05/28/2010
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Commodity Producers Index is a free float-adjusted market capitalization index that is designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Bloomberg Commodity Index Total Return (formerly Dow Jones UBS Commodities Index) is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME).

Global Real Asset Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1-10 Year Index and 10% Bloomberg Commodity Index Total Return.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Global Real Asset Class A	1.26%	1.68%
Global Real Asset Class C	2.01%	2.41%
Global Real Asset Class I	1.01%	1.30%
Global Real Asset Class R3	1.51%	2.03%
Global Real Asset Class R4	1.21%	1.61%
Global Real Asset Class R5	0.96%	1.32%
Global Real Asset Class Y	0.91%	1.20%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Consolidated Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Scott M. Elliott

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Brian M. Garvey

Senior Managing Director and Multi-Asset Portfolio Manager

Wellington Management Company LLP

Jay Bhutani

Managing Director, Global Industry Analyst and Natural Resources Portfolio Manager

Wellington Management Company LLP

David A. Chang, CFA

Senior Managing Director and Commodities Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Global Real Asset Fund returned 4.55%, before sales charge, for the six-month period ended April 30, 2016, underperforming the custom benchmark (55% MSCI All Country World Commodity Producers Index, 35% Barclays U.S. TIPS 1-10 Year Index, and 10% Bloomberg Commodity Index Total Return), which returned 5.66% for the same period. The Fund outperformed the -0.18% average return of the Lipper Flexible Portfolio Funds peer group, a group of funds that allocate their investments across various asset classes, including domestic common equities, bonds, and money market instruments, with a focus on total return. For the period, the MSCI All Country World Commodity Producers Index returned 8.18%, the Barclays U.S. TIPS 1-10 Year Index returned 3.12%, and the Bloomberg Commodity Index Total Return returned -2.06%.

Why did the Fund perform this way?

Performance was mixed within inflation-sensitive equities during the period ended April 30, 2016. While crude oil prices continued to drop over the first half of the period, driven by both supply and demand concerns, in particular China and recession risk, prices rebounded in mid-February as cautious central bank policies supported risk assets and concerns over a global recession eased. U.S. oil rig counts continued to fall over the period and significant cutback in industry activity and capital spending led to falling supply projections across the globe. Natural gas producers were affected by declines in natural gas prices, another large decliner within energy; prices were weighed down by weak demand and high inventory levels due to an unseasonably warm winter. The economic dynamics within China continued to play a role in the performance of industrial metals producers over the period. Initially, prices of industrial metals dropped on concerns around slowing growth, but as China introduced policies which prioritized economic growth at the expense of reform, initial concerns eased and led to a rebound in the sector.

Fixed income markets were volatile over the six-month period as investors dealt with a mixed global economic backdrop, accommodative central bank monetary policies, and continued fears about the Chinese economic slowdown and potential spillover effects on the global economy. Many central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth, while the U.S. raised interest

7

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

rates in December only to issue rate-neutral sentiment after its March meeting as it pared back its forecasts for interest-rate increases in 2016, citing global uncertainties. Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields.

The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the Bank of Japan’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Treasury Inflation-Protected Securities (TIPS) returned 3.12% during the period as represented by the Barclays U.S. TIPS 1-10 Year Index. The yield curve flattened during these six months; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

Commodities returned -2.06% during the period as represented by the Bloomberg Commodity Index Total Return. Energy declined over the period, while Industrials, Precious Metals, and Agriculture & Livestock sectors saw positive returns for the year. The decline in the Energy sector was driven by crude oil and natural gas; an unseasonably warm winter decreased demand for natural gas during the period.

In seeking the Fund’s investment objective, we focus on security selection within inflation-related equity investments, fixed income investments and commodity investments, and asset allocation among equities, bonds and commodities. Underperformance relative to the custom benchmark during this period was driven by security selection, though asset allocation decisions within the Fund were additive.

Within the equity investments, security selection and allocation decisions were positive, driven heavily by an investment in international inflation-sensitive equities and an underweight to Metals and Mining. The Fund’s investment in infrastructure equities detracted on a relative basis, as did an underweight to energy equities. Security selection within the Energy sector was a headwind due to allocations to the refining & marketing and alternative energy industries, but was more than offset by strong selection within the Metals and Mining sector.

The Fund’s fixed income holdings were modestly additive to performance relative to the custom benchmark; being underweight U.S. TIPS relative to the benchmark detracted but security selection within the sector contributed positively. The Fund’s investment in emerging market inflation-linked debt was also additive to relative performance.

While being underweight commodities was beneficial, security selection was a large detractor for the Fund overall, primarily due to selection decisions within and an overweight to the Energy sector. Security selection within Industrials and Precious Metals & Mining also detracted as a result of allocations to nickel and the platinum group metals, though a heavy overweight to the sector offset much of this underperformance. Security selection within Agriculture & Livestock was additive, benefiting from short positions across the livestock subsector.

Commodities exposure is gained through derivatives, primarily total return swaps and futures. Commodities detracted from performance relative to the custom benchmark.

What is the outlook?

We believe our portfolio positioning remains well aligned in light of the stabilization of Chinese economic growth, the continued focus of many developed market central bankers on creating inflation, the ongoing rebalancing in the energy markets and the resulting stabilization in oil prices, and the potentially increasing importance of other inflationary pressures, like rising wages. We continue to believe that investing in energy-related infrastructure companies with long-lived physical assets offers a great deal of upside relative to other inflation-linked assets. While we remain underweight to industrial metals, we do feel that the sector may have bottomed at the end of last year. After a very long and severe bear market, valuations appear to be extremely depressed and we are more constructive on fundamentals within the space for the first time in several years. While we remain underweight U.S. TIPS, we increased the Fund’s exposure in the sector and trimmed the Fund’s exposure to emerging market inflation-linked bonds (EM ILBs), as we will take a more opportunistic approach to this sector going forward.

8

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The Fund’s focus on investments in the commodities market and the natural-resource sector may increase the Fund’s liquidity risk, volatility and risk of loss if there are adverse economic consequences in these sectors. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non U.S. subsidiary and its investments. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	0.7%
Consumer Staples	1.8
Energy	31.6
Financials	5.0
Health Care	0.1
Industrials	2.9
Information Technology	1.0
Materials	17.7
Telecommunication Services	0.8
Utilities	5.6

Total	67.2%

Fixed Income Securities
Foreign Government Obligations	0.3%
U.S. Government Securities	23.6

Total	23.9%

Short-Term Investments	5.4
Other Assets & Liabilities	3.5

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

The Hartford Global Real Asset Fund (consolidated)

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Country

as of April 30, 2016

Country	Percentage of Net Assets
Argentina	0.2%
Australia	3.2
Austria	0.2
Belgium	0.2
Bermuda	0.0
Brazil	1.4
Canada	6.4
Chile	0.0
China	1.1
Colombia	0.0
Denmark	0.1
Finland	0.0
France	2.8
Germany	0.6
Hong Kong	1.2
India	0.4
Indonesia	0.0
Israel	0.0
Italy	2.4
Japan	6.0
Jersey	0.6
Luxembourg	0.4
Malaysia	0.0
Mexico	0.4
Netherlands	4.4
New Zealand	0.1
Norway	1.0
Peru	0.1
Poland	0.0
Russia	1.8
Singapore	0.3
South Africa	1.0
South Korea	1.3
Spain	0.6
Sweden	0.1
Switzerland	1.4
Taiwan	0.2
Thailand	0.0
Turkey	0.0
Ukraine	0.0
United Kingdom	5.6
United States	45.6
Short-Term Investments	5.4
Other Assets & Liabilities	3.5
Purchased Options	0.0

Total	100.0%

10

Hartford Long/Short Global Equity Fund inception 08/29/2014

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide long-term capital appreciation

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Long/Short Global Equity A3	-2.54%	-3.57%	-0.06%
Long/Short Global Equity A4	-7.90%	-8.88%	-3.39%
Long/Short Global Equity C3	-2.86%	-4.27%	-0.79%
Long/Short Global Equity C4	-3.82%	-5.22%	-0.79%
Long/Short Global Equity I3	-2.34%	-3.28%	0.18%
Long/Short Global Equity Y3	-2.33%	-3.28%	0.24%
MSCI All Country World Index	-0.65%	-5.13%	-1.60%
Hedge Fund Research, Inc. Equity Hedge Index	-3.94%	-8.31%	-3.09%

[1]	Not Annualized
[2]	Inception: 08/29/2014
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World Index captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.

Hedge Fund Research, Inc. Equity Hedge Index is an unmanaged index of accounts that maintain positions both long and short in primarily equity and equity derivative securities.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

Hartford Long/Short Global Equity Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Long/Short Global Equity Class A	4.25%	4.64%
Long/Short Global Equity Class C	5.00%	5.39%
Long/Short Global Equity Class I	4.00%	4.41%
Long/Short Global Equity Class Y	3.85%	4.41%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Kenneth L. Abrams

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald S. Tunnell

Senior Managing Director, Co-Director, Quantitative Investments

and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Long/Short Global Equity Fund returned -2.54%, before sales charge, for the six-month period ended April 30, 2016, underperforming the MSCI All Country World Index, which returned -0.65% for the same period. The Fund underperformed the Hedge Fund Research, Inc. Equity Hedge Index, which returned -3.94% for the same period. The Fund also underperformed the -2.10% average return of the Lipper Alternative Long Short Global Equity funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in global equities stalled during the period as equity markets finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy. Conversely, Brazil, Latin America’s largest economy, finished the last two months of 2015 weakly after the country’s debt was downgraded to below investment grade by a second ratings agency, prompting the finance minister to resign in December. These events occurred against the backdrop of rising inflation, political scandals, and high unemployment.

2016 got off to a volatile start as Chinese equity markets plunged in early January, sparking a global flight to quality trade. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. First, the BOJ followed the lead of central banks in Europe by cutting its benchmark rate to negative territory in January. Next, the PBOC lowered the reserve-requirement ratio, by 0.50% in February in an effort to boost growth. Finally, while ECB President Mario Draghi had previously indicated that more stimulus was coming, he over-delivered at the March meeting. In addition to cutting the deposit rate by 0.10%, the ECB increased its monthly asset purchase program to €80 billion and unexpectedly cut the main refinancing and marginal lending rates by 0.05% to 0% and 0.25%, respectively. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections.

The rally in global equities continued in April, although Japanese securities limped into the close after the Bank of Japan decided against further stimulus, leading to an equity sell-off and yen appreciation. During the period, U.S. equities (as measured by the S&P 500 Index) outperformed non-U.S. equities (as measured by the MSCI All-Country World ex-US Index) and emerging market equities (as measured by the MSCI Emerging Markets Index) outperformed their developed market counterparts (as measured by the MSCI World Index).

12

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Six of the ten sectors in the MSCI All Country World Index rose during the period. Materials (+7%), Utilities (6%), and Consumer Staples (4%) rose the most while the Financials (-4%), Information Technology (-4%), and Consumer Discretionary (-4%) sectors declined.

The Fund invests primarily in the global small-cap universe, which can affect performance negatively or positively when small-caps underperform or outperform the MSCI All Country World Index, respectively. There are two main drivers of Fund performance: whether holdings in the long portion of the portfolio generate positive returns and whether holdings in the short portion of the portfolio generate negative returns. During the period, the combination of negative market returns and weak stock selection in the long and short portions of the Fund led to underperformance versus the MSCI All Country World Index.

In the long portion of the Fund, on an absolute basis, performance was weakest within the Industrials, Information Technology, and telecommunications services sectors. On a country basis, absolute performance was weakest within the United States, Germany, and the United Kingdom. Joy Global (Industrials) and Tumi Holdings (Consumer Discretionary) were the top absolute detractor and contributor, respectively, to the long portfolio. Shares of Joy Global, a U.S.-based mining equipment manufacturer, fell over the period with weak commodity prices which weighed on sales, bookings, and guidance. Shares of Tumi Holdings, a U.S.-based travel-luggage and accessories company, surged in early March on news that a leading travel-luggage company, Samsonite International, would tender an offer for the company of about $1.8 billion.

The short portion of the Fund detracted from absolute performance. Short positions detracted the most from absolute returns in the Industrials and Consumer Staples sectors; this was partially offset by positive contribution from short positions in the Information Technology and Materials sectors. On a country basis, short positions in Japan and Switzerland detracted from absolute performance over the period while short positions in Italy, Austria, and the United States contributed positively.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We endeavor to keep the portfolio well-positioned regardless of the market environment that may develop. Our bottom-up research process is driven by fundamental research at the company level and supported by our top-down quantitative and macro analytic tools. We continue to systematically use risk controls to mitigate unintended exposures and try to ensure the primary driver of portfolio performance remains stock selection.

At the end of the period, the Fund’s largest sector exposures on a net basis were to Financials and Information Technology, while Telecommunication Services and Utilities were the smallest. At the end of the period, net long equity exposure was in line with the Fund’s target.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. When the Fund engages in short selling, substantial losses can result, and the investment of the proceeds from these transactions uses leverage, which may increase the volatility of the Fund’s returns and could cause the Fund to underperform. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Small-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Long Positions
Equity Securities
Consumer Discretionary	16.6%
Consumer Staples	5.6
Energy	6.5
Financials	27.9
Health Care	10.4
Industrials	16.7
Information Technology	16.5
Materials	10.0
Telecommunication Services	3.5
Utilities	4.0

Total	117.7%

Short-Term Investments	0.5
Securities Sold Short
Equity Securities
Consumer Discretionary	(10.4)%
Consumer Staples	(3.1)
Energy	(0.3)
Financials	(15.8)
Health Care	(3.3)
Industrials	(10.0)
Information Technology	(6.3)
Materials	(4.3)
Telecommunication Services	(1.9)
Utilities	(2.0)

Total	(57.4)

Other Assets & Liabilities	39.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

13

Hartford Long/Short Global Equity Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Country - Long Positions

as of April 30, 2016

Country	Percentage of Net Assets
Argentina	0.8%
Australia	4.2
Austria	1.6
Brazil	3.4
Canada	1.7
China	2.5
Denmark	2.1
France	4.1
Germany	2.4
Hong Kong	0.6
Indonesia	0.8
Ireland	2.8
Israel	1.4
Italy	2.3
Japan	10.7
Luxembourg	1.5
Malaysia	1.0
Mexico	1.3
Philippines	0.7
South Africa	0.6
South Korea	1.1
Spain	2.0
Sweden	2.5
Switzerland	0.9
Taiwan	2.1
United Kingdom	8.5
United States	54.1
Short-Term Investments	0.5

Total Long Positions	118.2
Securities Sold Short	(57.4)
Other Assets & Liabilities	39.2

Total	100.0%

Diversification by Country - Securities Sold Short

as of April 30, 2016

Country	Percentage of Net Assets
Australia	(0.5)%
Austria	(1.3)
Belgium	(0.1)
Canada	(0.2)
China	(0.7)
Denmark	(1.1)
France	(1.3)
Germany	(1.6)
Hong Kong	(2.0)
Italy	(2.1)
Japan	(8.2)
Mexico	(1.3)
Netherlands	(0.6)
New Zealand	(0.8)
Singapore	(0.9)
South Africa	(2.0)
Spain	(1.2)
Sweden	(0.6)
Switzerland	(1.6)
United Kingdom	(3.1)
United States	(26.2)

Total	(57.4)%

14

Hartford Real Total Return Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term real total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Real Total Return A3	-10.12%	-17.37%	-5.64%
Real Total Return A4	-15.07%	-21.92%	-7.82%
Real Total Return C3	-10.49%	-18.04%	-6.33%
Real Total Return C4	-11.38%	-18.86%	-6.33%
Real Total Return I3	-9.95%	-17.09%	-5.32%
Real Total Return R3[3]	-10.30%	-17.66%	-5.96%
Real Total Return R4[3]	-10.14%	-17.39%	-5.69%
Real Total Return R5[3]	-9.97%	-17.20%	-5.41%
Real Total Return Y3	-9.95%	-17.09%	-5.32%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.14%	0.15%	0.08%
Consumer Price Index + 5%	3.10%	6.13%	6.09%

[1]	Not Annualized
[2]	Inception: 11/29/2013
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Consumer Price Index (CPI) + 5% is a custom benchmark created by adding 5% to the annual percentage change in the CPI. The CPI is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. The Fund measures its performance against its secondary performance benchmark, the Consumer Price Index +5%, over a full market cycle, which typically lasts several years. At certain periods during a market cycle, the Fund’s performance may not be in line with that of the secondary performance benchmark and there can be no assurance the CPI or any other index will reflect the exact level of inflation at any given time.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

Hartford Real Total Return Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Real Total Return Class A	1.75%	1.78%
Real Total Return Class C	2.50%	2.56%
Real Total Return Class I	1.47%	1.47%
Real Total Return Class R3	2.05%	2.12%
Real Total Return Class R4	1.75%	1.82%
Real Total Return Class R5	1.45%	1.52%
Real Total Return Class Y	1.35%	1.41%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Stephen A. Gorman, CFA

Senior Managing Director and Director of Tactical Asset Allocation

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Real Total Return Fund returned -10.12%, before sales charge, for the six-month period ending April 30, 2016, underperforming the Fund’s benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.14% for the same period. The Fund also underperformed the -1.51% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in global equities stalled during the period as equities finished with a modest loss. To begin the period, geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the European Central Bank (ECB) and Bank of Japan (BOJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed plan to increase short-term rates. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment with 2015 global M&A volume surpassing the $5 trillion mark for the first time ever. In China, stock markets finished 2015 on a positive note, as equities reacted positively to moves made by the People’s Bank of China (PBOC) to provide support to the economy.

2016 got off to a volatile start as Chinese equity markets plunged in early January, sparking a global flight to quality. Along with ongoing worries about a hard landing in China, fears that yuan weakness could unleash a wave of global deflationary pressure resurfaced. Once again, extended monetary policy accommodation by major central banks helped support risk assets. Emerging market equities participated strongly in the market rebound. Brazilian equities rallied sharply amid political developments that increased the likelihood of government policy change ahead of the 2018 elections. The rally in global equities continued in April, although Japanese securities limped into the close after the Bank of Japan decided against further stimulus, leading to an equity sell-off. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities outperformed their developed market counterparts.

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Fed, which marked an end to a seven-year period of near-zero interest rates. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The ECB cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The BOJ unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease

16

Hartford Real Total Return Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; Federal Open Market Committee (FOMC) members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies. Most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Treasury Inflation-Protected Securities (TIPS) returned 3.12% during the period as represented by the Barclays U.S. TIPS 1-10 Year index. The yield curve flattened during these six months; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

Commodities returned -2.06% during the period as represented by Bloomberg Commodity Index Total Return. Energy declined over the period while industrial and precious metals and agriculture saw positive returns.

The Fund’s investment objective is to seek long-term real total return. The Fund seeks its investment objective by allocating to the Fund’s assets to multiple global asset classes and allocating a portion of the Fund’s assets to specialized investment teams within Wellington Management.

Positions within both the Fund’s market exposure and active managers detracted from performance relative to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index during the period.

Within market exposures, equity exposures were the primary source or weakness, in particular, long exposure to Europe and Japan, and short exposure to Brazil. Other notable areas of weakness were the Fund’s exposure to inflation-sensitive equities, commodities (primarily long crude oil) positioning, and currency (primarily short AUD versus the U.S. dollar) positioning. Partially offsetting the negative results within market exposures were the Fund’s exposure to inflation-linked bonds, in particular U.S. and Mexican linked bonds. The Fund also benefited from exposure to U.S. nominal debt. While additive over the longer term, our active manager allocations in aggregate had a challenging period over the past six months. Underperformance was primarily driven by exposures within the Fund’s multi-asset and equity strategies. Multi-asset strategies were negatively impacted by short exposure to emerging market equities, particularly Brazil, and long exposure to equity volatility during the market rally. Within the Fund’s equity strategies, negative performance was driven by weak security selection, especially in the Healthcare and Financials sectors. The Fund’s fixed income and currency strategies also detracted from performance relative to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The positive contribution from bond positioning was not enough to offset the negative contribution from currency positioning, particularly short yen and euro positions versus the U.S. dollar. Towards the end of the period, we initiated allocations to healthcare securities, as well as securities focused on technology and upstream energy producers. All three of these allocations were additive to performance since they were included.

Derivatives were integral to the management of the Fund and had an impact on performance within both the market exposures and active manager allocations. These instruments were used across asset classes in portfolio implementation. Over the period, use of derivatives detracted from performance relative to the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

What is the outlook?

We expect the global economic cycle to remain sluggish with limited uplift to the global economic cycle from the credit-financed improvement in China. Therefore, without a strong catalyst to spur sustained improvement in global growth, we expect growth in most asset markets to remain limited in the coming months.

We believe that the equity prices of upstream energy producers have reached an inflection point and the recent drawdown in Healthcare was atypical. We believe that the recent market volatility will continue in the near-term. We maintained a low beta to equities and lowered the duration of the Fund.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets

17

Hartford Real Total Return Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund may invest in structured securities that do not have an active trading market, making them difficult to value and sell. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Country

as of April 30, 2016

Country	Percentage of Net Assets
Australia	0.1%
Austria	0.4
Belgium	0.5
Canada	3.1
China	0.5
Denmark	0.3
Finland	0.3
France	5.8
Germany	0.1
Greece	0.2
Hong Kong	0.1
Ireland	0.5
Israel	0.2
Italy	2.8
Japan	11.3
Jersey	0.1
Netherlands	0.6
Norway	1.0
Singapore	0.2
South Korea	0.2
Spain	0.8
Sweden	0.7
Switzerland	0.5
Taiwan	0.4
United Kingdom	9.5
United States	31.7
Short-Term Investments	28.7
Other Assets & Liabilities	(0.7)
Purchased Options	0.1

Total	100.0%

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	36.9%
Exchange Traded Funds	10.2

Total	47.1%

Fixed Income Securities
Corporate Bonds	0.6%
Foreign Government Obligations	24.2

Total	24.8%

Short-Term Investments	28.7%
Purchased Options	0.1
Other Assets & Liabilities	(0.7)

Total	100.0%

18

Alternative Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2015 through April 30, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Hartford Global Alpha Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$987.40	$6.67	$1,000.00	$1,018.15	$6.77	1.35%	182	366
Class C	$1,000.00	$983.90	$10.36	$1,000.00	$1,014.42	$10.52	2.10%	182	366
Class I	$1,000.00	$989.20	$5.44	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class R3	$1,000.00	$985.20	$8.79	$1,000.00	$1,016.01	$8.92	1.78%	182	366
Class R4	$1,000.00	$987.40	$7.31	$1,000.00	$1,017.50	$7.42	1.48%	182	366
Class R5	$1,000.00	$988.50	$5.83	$1,000.00	$1,019.00	$5.92	1.18%	182	366
Class Y	$1,000.00	$988.40	$5.34	$1,000.00	$1,019.49	$5.42	1.08%	182	366

19

Alternative Funds

Expense Examples (Unaudited) – (continued)

The Hartford Global Real Asset Fund (consolidated)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,045.50	$6.41	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class C	$1,000.00	$1,041.40	$10.20	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class I	$1,000.00	$1,046.60	$5.09	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class R3	$1,000.00	$1,044.00	$7.62	$1,000.00	$1,017.40	$7.52	1.50%	182	366
Class R4	$1,000.00	$1,044.50	$6.15	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class R5	$1,000.00	$1,047.10	$4.89	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class Y	$1,000.00	$1,047.90	$4.63	$1,000.00	$1,020.34	$4.57	0.91%	182	366

Hartford Long/Short Global Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$974.60	$16.64	$1,000.00	$1,008.01	$16.92	3.39%	182	366
Class C	$1,000.00	$971.40	$20.19	$1,000.00	$1,004.38	$20.53	4.12%	182	366
Class I	$1,000.00	$976.60	$15.53	$1,000.00	$1,009.15	$15.79	3.16%	182	366
Class Y	$1,000.00	$976.70	$15.33	$1,000.00	$1,009.35	$15.59	3.12%	182	366

Hartford Real Total Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$898.80	$8.03	$1,000.00	$1,016.41	$8.52	1.70%	182	366
Class C	$1,000.00	$895.10	$11.59	$1,000.00	$1,012.63	$12.31	2.46%	182	366
Class I	$1,000.00	$900.50	$6.66	$1,000.00	$1,017.85	$7.07	1.41%	182	366
Class R3	$1,000.00	$897.00	$9.48	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class R4	$1,000.00	$898.60	$8.07	$1,000.00	$1,016.36	$8.57	1.71%	182	366
Class R5	$1,000.00	$900.30	$6.66	$1,000.00	$1,017.85	$7.07	1.41%	182	366
Class Y	$1,000.00	$900.50	$6.19	$1,000.00	$1,018.35	$6.57	1.31%	182	366

20

The Hartford Global Alpha Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.5%
		Asset-Backed - Finance & Insurance - 2.0%
$	250,000	Dryden Senior Loan Fund 2.11%, 07/15/2026(1)(2)	$249,821
	250,000	Magnetite CLO Ltd. 2.06%, 07/25/2026(1)(2)	249,625

			499,446

		Commercial Mortgage - Backed Securities - 1.4%
	75,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(1)(2)	40,438
	112,600	Carrington Mortgage Loan Trust 0.68%, 10/25/2036(2)	67,091
	20,000	GS Mortgage Securities Trust 3.58%, 06/10/2047(1)	11,566
	115,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	90,705
	100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.73%, 10/15/2045(1)(2)	70,823
	25,000	Morgan Stanley Capital I Trust 5.35%, 07/15/2049(1)(2)	19,279
	50,000	UBS-Barclays Commercial Mortgage Trust 4.22%, 03/10/2046(1)(2)	34,298
	25,000	WF-RBS Commercial Mortgage Trust 3.02%, 11/15/2047(1)	12,159

			346,359

		Whole Loan Collateral CMO - 1.1%
		Alternative Loan Trust
	49,653	0.60%, 02/25/2047(2)	40,830
	6,230	0.64%, 05/25/2036(2)	4,918
	13,938	0.76%, 11/25/2035(2)	11,410
	15,582	CHL Mortgage Pass-Through Trust 6.25%, 09/25/2036	14,586
		Countrywide Alternative Loan Trust
	33,307	0.58%, 04/25/2047(2)	27,674
	10,148	0.63%, 09/25/2046(2)	8,843
	22,104	GMAC Mortgage Corp. Loan Trust 3.10%, 09/19/2035(2)	20,261
	18,374	HarborView Mortgage Loan Trust 0.67%, 03/19/2036(2)	13,046
		WaMu Mortgage Pass-Through Certificates Trust
	70,481	1.08%, 03/25/2047(2)	52,559
	78,401	1.13%, 06/25/2047(2)	61,538
	25,006	2.17%, 09/25/2046(2)	22,262
	7,552	Wells Fargo Mortgage Backed Securities Trust 2.74%, 10/25/2036(2)	6,916

			284,843

		Total Asset & Commercial Mortgage Backed Securities (cost $1,137,605)	$1,130,648

CORPORATE BONDS - 17.2%
		Advertising - 0.1%
	15,000	Omnicom Group, Inc. 4.45%, 08/15/2020	$16,445

		Agriculture - 0.6%
	116,000	Reynolds American, Inc. 8.13%, 06/23/2019	138,367

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 17.2% - (continued)
		Auto Manufacturers - 2.2%
$	150,000	BMW US Capital LLC 1.50%, 04/11/2019(1)	$150,316
		General Motors Financial Co., Inc.
	75,000	2.40%, 04/10/2018	75,464
	100,000	4.75%, 08/15/2017	103,870
		Nissan Motor Acceptance Corp.
	85,000	1.43%, 04/06/2018(1)(2)	84,968
	150,000	2.00%, 03/08/2019(1)	150,878

			565,496

		Beverages - 0.5%
	125,000	Molson Coors Brewing Co. 2.00%, 05/01/2017	125,732

		Biotechnology - 0.1%
	25,000	Celgene Corp. 2.25%, 05/15/2019	25,290

		Chemicals - 0.2%
	50,000	Ecolab, Inc. 3.00%, 12/08/2016	50,598

		Commercial Banks - 3.8%
		Bank of America Corp.
EUR	50,000	0.43%, 05/23/2017(2)	57,109
$	75,000	2.00%, 01/11/2018	75,347
	50,000	6.88%, 04/25/2018	54,829
	125,000	Citigroup, Inc. 1.70%, 04/27/2018	125,039
		Goldman Sachs Group, Inc.
	10,000	2.00%, 04/25/2019	10,031
	75,000	5.95%, 01/18/2018	80,245
	150,000	JPMorgan Chase & Co. 1.85%, 03/22/2019	150,611
	30,000	Morgan Stanley 3.88%, 04/29/2024	31,552
	200,000	Nederlandse Waterschapsbank NV 2.13%, 06/16/2016(3)	200,383
	175,000	UBS Preferred Funding Trust V 6.24%, 05/15/2016(2)(4)	175,227

			960,373

		Commercial Services - 0.1%
	35,000	United Rentals North America, Inc. 4.63%, 07/15/2023	34,869

		Distribution/Wholesale - 0.0%
	5,000	HD Supply, Inc. 7.50%, 07/15/2020	5,306

		Diversified Financial Services - 0.4%
	25,000	Ally Financial, Inc. 3.25%, 02/13/2018	25,000
		International Lease Finance Corp.
	31,000	5.75%, 05/15/2016	31,020
	15,000	8.75%, 03/15/2017	15,795
	25,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	30,410

			102,225

		Electric - 1.6%
		American Electric Power Co., Inc.
	75,000	1.65%, 12/15/2017	74,921
	50,000	2.95%, 12/15/2022	51,332

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 17.2% - (continued)
		Electric - 1.6% - (continued)
$	20,000	Dominion Resources, Inc. 1.90%, 06/15/2018	$20,093
		NextEra Energy Capital Holdings, Inc.
	55,000	1.59%, 06/01/2017	55,102
	45,000	2.30%, 04/01/2019	45,544
	60,000	Southern Co. 2.45%, 09/01/2018	61,197
	90,000	Southern Power Co. 1.85%, 12/01/2017	90,600

			398,789

		Food - 0.7%
	65,000	Kraft Heinz Foods Co. 1.60%, 06/30/2017(1)	65,213
	100,000	Tesco plc 5.50%, 11/15/2017(1)	104,823

			170,036

		Gas - 0.4%
	90,000	Sempra Energy 6.50%, 06/01/2016	90,371

		Healthcare-Services - 0.3%
	70,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	76,212

		Home Builders - 0.1%
	30,000	MDC Holdings, Inc. 5.50%, 01/15/2024	29,100

		Insurance - 0.3%
	85,000	Berkshire Hathaway Finance Corp. 1.70%, 03/15/2019	86,194

		Machinery-Diversified - 0.0%
	10,000	CNH Industrial Capital LLC 6.25%, 11/01/2016	10,188

		Media - 1.0%
	50,000	21st Century Fox America, Inc. 8.00%, 10/17/2016	51,571
	10,000	Cox Communications, Inc. 5.88%, 12/01/2016(1)	10,239
		Time Warner Cable, Inc.
	96,000	5.85%, 05/01/2017	100,106
	40,000	8.25%, 04/01/2019	46,956
	40,000	8.75%, 02/14/2019	47,189

			256,061

		Mining - 0.2%
	50,000	BHP Billiton Finance USA Ltd. 1.63%, 02/24/2017	50,150
	5,000	Rio Tinto Finance USA Ltd. 6.50%, 07/15/2018	5,496

			55,646

		Oil & Gas - 2.5%
		Anadarko Petroleum Corp.
	10,000	5.95%, 09/15/2016	10,194
	12,000	6.38%, 09/15/2017	12,741
		BP Capital Markets plc
	90,000	1.04%, 11/07/2016(2)	90,040
	75,000	1.26%, 09/26/2018(2)	74,522
	50,000	1.38%, 11/06/2017	50,136
	50,000	ConocoPhillips Canada Funding Co. I 5.63%, 10/15/2016	51,034

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 17.2% - (continued)
		Oil & Gas - 2.5% - (continued)
$	85,000	Exxon Mobil Corp. 1.71%, 03/01/2019	$86,170
	75,000	Petroleos Mexicanos 5.75%, 03/01/2018	78,621
		Shell International Finance B.V.
	75,000	1.90%, 08/10/2018	76,005
	20,000	2.00%, 11/15/2018	20,363
		Statoil ASA
	50,000	1.15%, 05/15/2018	49,747
	21,000	1.95%, 11/08/2018	21,240

			620,813

		Pharmaceuticals - 0.6%
	150,000	Actavis Funding SCS 1.85%, 03/01/2017	150,522

		Real Estate Investment Trusts - 0.2%
	5,000	HCP, Inc. 6.30%, 09/15/2016	5,086
	50,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	50,142

			55,228

		Retail - 0.2%
	35,000	Macy’s Retail Holdings, Inc. 5.90%, 12/01/2016	35,957
	5,000	Rite Aid Corp. 6.13%, 04/01/2023(1)	5,328

			41,285

		Semiconductors - 0.3%
	35,000	Advanced Micro Devices, Inc. 6.75%, 03/01/2019	29,487
	50,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	53,000

			82,487

		Software - 0.3%
	65,000	Activision Blizzard, Inc. 5.63%, 09/15/2021(1)	68,412

		Telecommunications - 0.2%
	50,000	Verizon Communications, Inc. 2.38%, 09/14/2018(2)	51,329

		Transportation - 0.1%
	15,000	Kansas City Southern 1.33%, 10/28/2016(1)(2)	14,894

		Trucking & Leasing - 0.2%
	60,000	GATX Corp. 1.25%, 03/04/2017	59,710

		Total Corporate Bonds (cost $4,326,625)	$4,341,978

FOREIGN GOVERNMENT OBLIGATIONS - 33.5%
		Brazil - 0.2%
EUR	50,000	Banco Nacional de Desenvolvimento Economico e Social 4.13%, 09/15/2017(3)	$57,911

		Canada - 13.2%
CAD	330,000	Canada Housing Trust No 1 2.75%, 06/15/2016(1)	263,674

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 33.5% - (continued)
		Canada - 13.2% - (continued)
CAD	840,000	Canadian Government Bond 2.00%, 06/01/2016	$670,219
	960,000	Canadian Treasury Bill 0.54%, 07/28/2016	764,044
	199,000	City of Toronto Canada 4.85%, 07/28/2016	160,080
		Ontario Treasury Bill
	400,000	0.61%, 06/08/2016	318,593
	370,000	0.62%, 06/29/2016	294,592
	325,000	0.63%, 07/13/2016	258,638
	165,000	Province of Alberta 0.61%, 06/07/2016	131,423
		Quebec Treasury Bill
	265,000	0.62%, 06/23/2016	211,014
	335,000	0.62%, 06/17/2016	266,779

			3,339,056

		France - 0.6%
EUR	94,333	France Government Bond OAT 3.25%, 05/25/2045(3)	147,930

		Japan - 12.3%
		Japan Treasury Discount Bill
JPY	150,000,000	0.00%, 06/06/2016(5)	1,409,920
	150,000,000	0.00%, 06/27/2016(5)	1,410,036
	30,000,000	0.00%, 07/19/2016(5)	282,033

			3,101,989

		Mexico - 0.8%
		Mexico Cetes
MXN	2,333,330	2.69%, 05/05/2016	135,572
	1,166,670	2.70%, 05/05/2016	67,786

			203,358

		Spain - 0.6%
EUR	130,000	Spain Government Bond 1.95%, 04/30/2026(1)(3)	153,525

		United Kingdom - 5.8%
$	245,000	Network Rail Infrastructure Finance plc 1.25%, 08/31/2016(3)	245,405
		United Kingdom Treasury Bill
GBP	175,000	0.41%, 05/09/2016	255,676
	175,000	0.43%, 05/16/2016	255,653
	185,000	0.44%, 05/31/2016	270,213
	210,000	0.44%, 07/25/2016	306,433
	90,000	0.44%, 05/23/2016	131,467

			1,464,847

		Total Foreign Government Obligations (cost $8,123,954)	$8,468,616

U.S. GOVERNMENT AGENCIES - 9.1%
		FHLB - 9.1%
		FHLB
$	445,000	0.29%, 06/06/2016	$444,871
	125,000	0.33%, 06/29/2016	124,932
	125,000	0.35%, 06/29/2016	124,928
	743,000	0.37%, 05/27/2016	742,796
	560,000	0.38%, 06/15/2016	559,734
	147,000	0.38%, 05/27/2016	146,959

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 9.1% - (continued)
		FHLB - 9.1% - (continued)
$	150,000	0.38%, 05/27/2016	$149,958

		Total U.S. Government Agencies (cost $2,294,178)	$2,294,178

U.S. GOVERNMENT SECURITIES - 16.8%
		U.S. Treasury Securities - 16.8%
		U.S. Treasury Notes - 16.8%
	380,000	0.50%, 06/15/2016(6)	$380,122
	1,355,000	0.63%, 07/15/2016	1,355,863
	2,490,000	3.25%, 06/30/2016(6)(7)	2,501,980

			4,237,965

		Total U.S. Government Securities (cost $4,238,423)	$4,237,965

CONVERTIBLE BONDS - 0.1%
		Insurance - 0.1%
	25,000	MGIC Investment Corp. 2.00%, 04/01/2020	$30,344

CONVERTIBLE PREFERRED STOCKS - 0.1%
		Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
	37	Allergan plc Series A, 5.50%	$30,025

		Total Convertible Preferred Stocks (cost $38,890)	$30,025

		Total Long-Term Investments (cost $20,190,374)	$20,533,754

SHORT-TERM INVESTMENTS - 20.1%
		Commercial Paper - 8.4%
CAD	320,000	Bank of Nova Scotia 0.79%, 05/19/2016(8)	$254,936
	260,000	C.I.B.C. 0.77%, 05/13/2016(8)	207,164
$	260,000	Nissan Motor Acceptance Corp. 0.53%, 05/03/2016(8)	259,989
CAD	200,000	Province of Alberta 0.64%, 07/19/2016(8)	159,179
	640,000	0.60%, 06/06/2016(8)	509,770
	250,000	0.62%, 07/25/2016(8)	198,930
	335,000	Royal Bank of Canada 0.75%, 05/09/2016(8)	266,947
	335,000	Toronto-Dominion Bank 0.65%, 05/05/2016(8)	266,972

			2,123,887

		Discount Notes - 2.0%
$	500,000	FHLB 0.36%, 06/22/2016(8)	499,740

		Other Investment Pools & Funds - 5.3%
	1,329,127	BlackRock Liquidity Funds TempFund Portfolio	1,329,127

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 20.1% - (continued)
		U.S. Treasury - 4.4%
$	1,110,000	U.S. Treasury Bills 0.32%, 05/26/2016(6)	$1,109,751

		Total Short-Term Investments (cost $5,016,235)	$5,062,505

Total Investments Excluding Purchased Options (cost $25,206,607)	101.4%	$25,596,259

Total Purchased Options (cost $92,388)	0.3%	$63,708

Total Investments (cost $25,298,995)^	101.7%	$25,659,967
Other Assets and Liabilities	(1.7)%	(417,910)

Total Net Assets	100.0%	$25,242,057

The accompanying notes are an integral part of these financial statements.

24

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$460,152
Unrealized Depreciation	(99,180)

Net Unrealized Appreciation	$360,972

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $1,980,196, which represents 7.8% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $805,154, which represents 3.2% of total net assets.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	Security is a zero-coupon bond.

(6)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.

25

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	HSBC	1.19 USD per EUR	05/03/16	EUR	5,000	$2	$918	$(916)
EUR Call/USD Put	HSBC	1.19 USD per EUR	05/03/16	EUR	5,000	2	918	(916)
EUR Call/USD Put	GSC	1.17 USD per EUR	05/03/16	EUR	18,000	123	3,210	(3,087)
USD Call/CNH Put	GSC	6.35 CNH per USD	06/23/16	USD	190,500	4,662	2,596	2,066
USD Call/JPY Put	DEUT	117.00 JPY per USD	02/24/17	USD	63,000	511	1,664	(1,153)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	90,000	3,309	4,293	(984)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/11/21	USD	91,000	3,345	4,349	(1,004)
USD Call/JPY Put	GSC	122.00 JPY per USD	08/05/16	USD	98,000	52	1,274	(1,222)
USD Call/JPY Put	GSC	120.00 JPY per USD	05/10/16	USD	368,000	—	2,717	(2,717)
USD Call/JPY Put	SCB	118.15 JPY per USD	06/21/16	USD	861,000	244	2,454	(2,210)
USD Call/KRW Put	DEUT	1,490.00 KRW per USD	02/17/17	USD	12,000	841	2,592	(1,751)
USD Call/SGD Put	GSC	1.53 SGD per USD	11/29/16	USD	269,000	548	2,892	(2,344)
USD Call/TRY Put	GSC	3.05 TRY per USD	10/05/16	USD	244,000	3,859	6,783	(2,924)

Total Calls					2,314,500	$17,498	$36,660	$(19,162)

Puts
AUD Put/USD Call	JPM	0.68 USD per AUD	01/11/17	AUD	295,000	$3,010	$7,821	$(4,811)
EUR Put/DKK Call	JPM	7.30 DKK per EUR	05/03/16	EUR	106,442	—	925	(925)
EUR Put/DKK Call	JPM	7.30 DKK per EUR	05/03/16	EUR	212,884	—	1,744	(1,744)
EUR Put/SEK Call	GSC	9.15 SEK per EUR	06/16/16	EUR	465,000	3,833	7,410	(3,577)
EUR Put/SEK Call	JPM	9.15 SEK per EUR	06/16/16	EUR	465,000	3,833	6,891	(3,058)
EUR Put/SEK Call	CBK	9.31 SEK per EUR	10/17/16	EUR	120,000	3,836	3,406	430
EUR Put/USD Call	GSC	1.07 USD per EUR	10/04/16	EUR	560,000	3,605	5,724	(2,119)
GBP Put/SEK Call	JPM	12.26 SEK per GBP	08/12/16	GBP	135,000	10,992	3,268	7,724
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	136,181	3,577	944	2,633
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	208,819	5,485	1,556	3,929

Total Puts					2,704,326	$38,171	$39,689	$(1,518)

Total purchased option contracts					5,018,826	$55,669	$76,349	$(20,680)

Written option contracts:
Calls
EUR Call/SEK Put	GSC	9.48 SEK per EUR	06/16/16	EUR	(465,000)	$(901)	$(7,004)	$6,103
EUR Call/SEK Put	JPM	9.48 SEK per EUR	06/16/16	EUR	(465,000)	(900)	(6,207)	5,307
EUR Call/SEK Put	CBK	9.85 SEK per EUR	10/17/16	EUR	(240,000)	(929)	(3,406)	2,477
GBP Call/SEK Put	JPM	13.92 SEK per GBP	08/12/16	GBP	(135,000)	(38)	(3,269)	3,231
USD Call/JPY Put	GSC	140.00 JPY per USD	03/11/21	USD	(91,000)	(1,528)	(1,814)	286
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(90,000)	(1,513)	(1,818)	305
USD Call/TRY Put	GSC	3.17 TRY per USD	10/05/16	USD	(244,000)	(2,395)	(4,482)	2,087

Total Calls					(1,730,000)	$(8,204)	$(28,000)	$19,796

Puts
AUD Put/USD Call	JPM	0.59 USD per AUD	01/11/17	AUD	(295,000)	$(700)	$(2,776)	$2,076
EUR Put/SEK Call	GSC	8.80 SEK per EUR	06/16/16	EUR	(465,000)	(229)	(2,030)	1,801
EUR Put/SEK Call	JPM	8.80 SEK per EUR	06/16/16	EUR	(465,000)	(230)	(1,660)	1,430
EUR Put/USD Call	GSC	1.04 USD per EUR	10/04/16	EUR	(560,000)	(2,095)	(3,356)	1,261
USD Put/JPY Call	SCB	101.95 JPY per USD	06/21/16	USD	(861,000)	(4,758)	(2,454)	(2,304)

Total Puts					(2,646,000)	$(8,012)	$(12,276)	$4,264

Total written option contracts					(4,376,000)	$(16,216)	$(40,276)	$24,060

The accompanying notes are an integral part of these financial statements.

26

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	750,000	$1,455	$1,369	$86
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	1,950,000	3,783	3,624	159

Total Calls					2,700,000	$5,238	$4,993	$245

Puts
Interest Rate Swaption EUR	BCLY	80.00%	07/20/16	EUR	160,625	$719	$615	$104
Interest Rate Swaption EUR	BNP	80.00%	07/20/16	EUR	165,000	739	601	138
Interest Rate Swaption JPY	GSC	1.01%	07/20/16	JPY	14,270,000	220	2,369	(2,149)
Interest Rate Swaption JPY	JPM	0.46%	07/28/16	JPY	99,240,000	532	5,093	(4,561)
Interest Rate Swaption USD	JPM	2.50%	09/19/16	USD	370,000	591	2,368	(1,777)

Total Puts					114,205,625	$2,801	$11,046	$(8,245)

Total purchased swaption contracts					116,905,625	$8,039	$16,039	$(8,000)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Interest Rate Swaption EUR	BCLY	100.00 EUR	07/20/16	EUR	(165,000)	$(354)	$(314)	$(40)
Interest Rate Swaption EUR	BNP	100.00 EUR	07/20/16	EUR	(160,625)	(345)	(326)	(19)

Total Puts					(325,625)	$(699)	$(640)	$(59)

Total written swaption contracts					(325,625)	$(699)	$(640)	$(59)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	17	06/21/2016	$1,888,596	$1,885,487	$(3,109)
Euro-Schatz Future	1	06/08/2016	128,212	127,976	(236)
Long Gilt Future	56	06/28/2016	9,866,669	9,786,204	(80,465)
U.S. Treasury 2-Year Note Future	1	06/30/2016	218,533	218,625	92
U.S. Treasury Ultra Long Term Bond Future	4	06/21/2016	688,982	685,375	(3,607)

Total					$(87,325)

Short position contracts:
10-Year Mini JGB Future	7	06/10/2016	$998,265	$997,697	$568
Australian 10-Year Bond Future	27	06/15/2016	2,675,074	2,682,047	(6,973)
Australian 3-Year Bond Future	27	06/15/2016	2,290,539	2,300,461	(9,922)
Euro BUXL 30-Year Bond Future	1	06/08/2016	187,138	187,193	(55)
Euro-BOBL Future	4	06/08/2016	600,005	599,319	686
Euro-Bund Future	2	06/08/2016	371,804	370,722	1,082
U.S. Treasury 10-Year Note Future	125	06/21/2016	16,284,830	16,257,813	27,017
U.S. Treasury 5-Year Note Future	80	06/30/2016	9,688,633	9,673,125	15,508

Total					$27,911

Total futures contracts					$(59,414)

The accompanying notes are an integral part of these financial statements.

27

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	9,874	(0.32)%	07/25/45	$2,443	$—	$1,980	$(463)
ABX.HE.AAA.06-1	JPM	USD	17,265	(0.18)%	07/25/45	406	—	385	(21)
ABX.HE.AAA.06-2	JPM	USD	106,404	(0.11)%	05/25/46	13,981	—	12,578	(1,403)
ABX.HE.AAA.07-1	MSC	USD	53,311	(0.09)%	08/25/37	12,281	—	13,322	1,041
ABX.HE.AAA.07-1	GSC	USD	22,848	(0.09)%	08/25/37	5,420	—	5,710	290
CMBX.NA.A.7	JPM	USD	65,000	(2.00)%	01/17/47	—	(1,304)	4,217	5,521
CMBX.NA.AA.2	DEUT	USD	95,604	(0.15)%	03/15/49	32,155	—	33,148	993
CMBX.NA.AA.2	GSC	USD	13,037	(0.15)%	03/15/49	4,578	—	4,522	(56)
CMBX.NA.AA.2	MSC	USD	143,407	(0.15)%	03/15/49	52,760	—	49,722	(3,038)
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	—	(531)	2,455	2,986
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	230	—	2,456	2,226
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	271	—	2,455	2,184
CMBX.NA.AA.7	CSI	USD	60,000	(1.50)%	01/17/47	316	—	2,456	2,140
CMBX.NA.AA.7	MSC	USD	40,000	(1.50)%	01/17/47	—	(336)	1,637	1,973
CMBX.NA.AA.7	MSC	USD	20,000	(1.50)%	01/17/47	—	(230)	818	1,048
CMBX.NA.AA.7	MSC	USD	25,000	(1.50)%	01/17/47	1,740	—	1,023	(717)
CMBX.NA.AA.8	BCLY	USD	25,000	(1.50)%	10/17/57	1,103	—	1,560	457
CMBX.NA.AJ.2	DEUT	USD	101,854	(1.09)%	03/15/49	8,839	—	12,234	3,395
CMBX.NA.AJ.2	CSI	USD	82,453	(1.09)%	03/15/49	12,517	—	9,904	(2,613)
CMBX.NA.AJ.3	GSC	USD	88,153	(1.47)%	12/13/49	16,180	—	24,587	8,407
CMBX.NA.AJ.3	MLI	USD	29,384	(1.47)%	12/13/49	5,613	—	8,195	2,582
CMBX.NA.AJ.3	GSC	USD	9,795	(1.47)%	12/13/49	2,115	—	2,744	629
CMBX.NA.AJ.4	CSI	USD	93,792	(0.96)%	02/17/51	17,764	—	24,880	7,116
CMBX.NA.AJ.4	DEUT	USD	69,110	(0.96)%	02/17/51	12,927	—	18,333	5,406
CMBX.NA.AJ.4	CSI	USD	34,555	(0.96)%	02/17/51	6,214	—	9,194	2,980
CMBX.NA.AJ.4	CSI	USD	93,792	(0.96)%	02/17/51	23,085	—	24,880	1,795
CMBX.NA.AM.2	CSI	USD	241,693	(0.50)%	03/15/49	15,408	—	1,355	(14,053)
CMBX.NA.AM.4	GSC	USD	55,000	(0.50)%	02/17/51	4,495	—	1,589	(2,906)
CMBX.NA.AS.6	CSI	USD	135,000	(1.00)%	05/11/63	1,743	—	2,292	549
CMBX.NA.AS.7	CSI	USD	85,000	(1.00)%	01/17/47	1,920	—	2,205	285
CMBX.NA.AS.7	CBK	USD	60,000	(1.00)%	01/17/47	1,350	—	1,557	207
CMBX.NA.AS.8	DEUT	USD	20,000	(1.00)%	10/17/57	1,498	—	893	(605)
CMBX.NA.BBB.7	DEUT	USD	15,000	(3.00)%	01/17/47	1,127	—	1,228	101
CMBX.NA.BBB.7	CSI	USD	15,000	(3.00)%	01/17/47	1,172	—	1,227	55
CMBX.NA.BBB.7	CSI	USD	30,000	(3.00)%	01/17/47	2,482	—	2,455	(27)
CMBX.NA.BBB.7	DEUT	USD	15,000	(3.00)%	01/17/47	1,470	—	1,227	(243)
CMBX.NA.BBB.7	DEUT	USD	15,000	(3.00)%	01/17/47	1,918	—	1,227	(691)
CMBX.NA.BBB.7	GSC	USD	60,000	(3.00)%	01/17/47	5,756	—	4,910	(846)
CMBX.NA.BBB.7	GSC	USD	15,000	(3.00)%	01/17/47	2,151	—	1,227	(924)
CMBX.NA.BBB.7	MSC	USD	25,000	(3.00)%	01/17/47	3,113	—	2,046	(1,067)

Total						$278,541	$(2,401)	$300,833	$24,693

Sell protection:
CMBX.NA.A.2	MLI	USD	3,723	0.25%	03/15/49	$—	$(2,309)	$(2,424)	$(115)
CMBX.NA.A.2	MSC	USD	11,168	0.25%	03/15/49	—	(6,862)	(7,273)	(411)
CMBX.NA.A.2	BOA	USD	11,168	0.25%	03/15/49	—	(6,860)	(7,273)	(413)
CMBX.NA.A.2	GSC	USD	11,168	0.25%	03/15/49	—	(6,845)	(7,273)	(428)
CMBX.NA.A.2	MLI	USD	18,614	0.25%	03/15/49	—	(11,546)	(12,122)	(576)
CMBX.NA.A.2	MLI	USD	18,614	0.25%	03/15/49	—	(11,530)	(12,122)	(592)
CMBX.NA.A.2	GSC	USD	18,614	0.25%	03/15/49	—	(11,512)	(12,122)	(610)
CMBX.NA.A.2	MSC	USD	18,614	0.25%	03/15/49	—	(11,444)	(12,121)	(677)
CMBX.NA.A.2	CSI	USD	29,782	0.25%	03/15/49	—	(18,498)	(19,395)	(897)
CMBX.NA.A.2	BOA	USD	33,505	0.25%	03/15/49	—	(18,542)	(21,812)	(3,270)
CMBX.NA.AAA.6	CSI	USD	610,000	0.50%	05/11/63	—	(19,088)	(9,404)	9,684
CMBX.NA.BB.6	CSI	USD	125,000	5.00%	05/11/63	—	(7,427)	(11,380)	(3,953)
CMBX.NA.BB.8	GSC	USD	50,000	5.00%	10/17/57	—	(16,957)	(10,980)	5,977

The accompanying notes are an integral part of these financial statements.

28

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.8	MSC	USD	50,000	5.00%	10/17/57	$—	$(15,482)	$(10,980)	$4,502
CMBX.NA.BB.8	GSC	USD	50,000	5.00%	10/17/57	—	(15,137)	(10,980)	4,157
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(2,676)	(3,294)	(618)
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(1,467)	(2,196)	(729)
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(2,450)	(3,294)	(844)
CMBX.NA.BB.8	GSC	USD	15,000	5.00%	10/17/57	—	(2,426)	(3,294)	(868)
CMBX.NA.BB.8	MLI	USD	10,000	5.00%	10/17/57	—	(1,219)	(2,196)	(977)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(2,200)	(3,294)	(1,094)
CMBX.NA.BB.8	CSI	USD	10,000	5.00%	10/17/57	—	(754)	(2,196)	(1,442)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(1,828)	(3,294)	(1,466)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(1,785)	(3,294)	(1,509)
CMBX.NA.BB.8	CSI	USD	15,000	5.00%	10/17/57	—	(1,104)	(3,294)	(2,190)
CMBX.NA.BB.8	MLI	USD	25,000	5.00%	10/17/57	—	(3,227)	(5,490)	(2,263)
CMBX.NA.BB.8	GSC	USD	20,000	5.00%	10/17/57	—	(2,062)	(4,392)	(2,330)
CMBX.NA.BB.8	BCLY	USD	25,000	5.00%	10/17/57	—	(2,988)	(5,490)	(2,502)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(2,988)	(5,490)	(2,502)
CMBX.NA.BB.8	GSC	USD	25,000	5.00%	10/17/57	—	(2,971)	(5,490)	(2,519)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(2,944)	(5,490)	(2,546)
CMBX.NA.BB.8	UBS	USD	25,000	5.00%	10/17/57	—	(2,904)	(5,490)	(2,586)
CMBX.NA.BB.8	BCLY	USD	25,000	5.00%	10/17/57	—	(2,903)	(5,490)	(2,587)
CMBX.NA.BB.8	MSC	USD	25,000	5.00%	10/17/57	—	(2,900)	(5,490)	(2,590)
CMBX.NA.BB.8	MLI	USD	25,000	5.00%	10/17/57	—	(2,312)	(5,490)	(3,178)
CMBX.NA.BB.8	CSI	USD	25,000	5.00%	10/17/57	—	(2,099)	(5,490)	(3,391)
CMBX.NA.BB.8	CSI	USD	50,000	5.00%	10/17/57	—	(6,034)	(10,980)	(4,946)
CMBX.NA.BB.8	BCLY	USD	35,000	5.00%	10/17/57	—	(2,132)	(7,686)	(5,554)
CMBX.NA.BB.8	BCLY	USD	60,000	5.00%	10/17/57	—	(6,788)	(13,176)	(6,388)
CMBX.NA.BB.8	BOA	USD	45,000	5.00%	10/17/57	—	(3,176)	(9,882)	(6,706)
CMBX.NA.BB.9	GSC	USD	25,000	5.00%	09/15/58	—	(7,034)	(6,331)	703
CMBX.NA.BB.9	GSC	USD	10,000	5.00%	09/15/58	—	(2,814)	(2,533)	281
CMBX.NA.BB.9	GSC	USD	10,000	5.00%	09/15/58	—	(2,789)	(2,532)	257
CMBX.NA.BB.9	JPM	USD	15,000	5.00%	09/17/58	—	(4,149)	(3,799)	350
CMBX.NA.BB.9	MLI	USD	10,000	5.00%	09/17/58	—	(2,843)	(2,533)	310
CMBX.NA.BB.9	MLI	USD	10,000	5.00%	09/17/58	—	(2,766)	(2,533)	233
PrimeX.ARM.2	MSC	USD	77,979	4.58%	12/25/37	1,560	—	3,288	1,728
PrimeX.ARM.2	MSC	USD	3,078	4.58%	12/25/37	111	—	131	20

Total						$1,671	$(268,771)	$(315,165)	$(48,065)

Total traded indices						$280,212	$(271,172)	$(14,332)	$(23,372)

Credit default swaps on single-name issues:
Buy protection:
Advanced Micro Devices	JPM	USD	25,000	(5.00)% /9.41%	06/20/21	$5,285	$—	$4,073	$(1,212)
Alcoa, Inc.	GSC	USD	75,000	(1.00)% /3.25%	06/20/21	10,158	—	7,792	(2,366)
ArcelorMittal	MSC	EUR	20,000	(1.00)% /4.47%	06/20/21	4,764	—	3,636	(1,128)
Avis Budget Group, Inc.	BOA	USD	20,000	(5.00)% /1.54%	06/20/18	—	(1,475)	(1,564)	(89)
Carrefour S.A.	CBK	EUR	75,000	(1.00)% /0.70%	06/20/21	—	(847)	(1,425)	(578)
EnBW International Finance B.V.	GSC	EUR	100,000	(1.00)% /0.51%	06/20/21	—	(2,395)	(2,993)	(598)
Glencore International AG	BCLY	EUR	25,000	(5.00)% /3.82%	06/20/21	—	(1,775)	(1,722)	53
Glencore International AG	GSC	EUR	5,000	(5.00)% /3.82%	06/20/21	42	—	(344)	(386)
Glencore International AG	CSI	EUR	5,000	(5.00)% /3.82%	06/20/21	43	—	(344)	(387)
Glencore International AG	GSC	EUR	20,000	(5.00)% /3.82%	06/20/21	95	—	(1,378)	(1,473)
Glencore International AG	GSC	EUR	20,000	(5.00)% /3.82%	06/20/21	142	—	(1,378)	(1,520)
Goodyear Tire and Rubber Co.	GSC	USD	15,000	(5.00)% /1.56%	12/20/20	—	(1,758)	(2,374)	(616)
HCA, Inc.	JPM	USD	50,000	(5.00)% /2.01%	06/20/21	—	(6,834)	(7,477)	(643)
Kohl’s Corp.	BCLY	USD	75,000	(1.00)% /2.10%	06/20/21	3,147	—	3,872	725
Koninklijke KPN N.V.	BOA	EUR	100,000	(1.00)% /0.75%	06/20/21	—	(1,255)	(1,608)	(353)

The accompanying notes are an integral part of these financial statements.

29

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Buy protection: - (continued)
Lloyds Bank plc	CBK	EUR	45,000	(1.00)% /1.83%	06/20/21	$1,799	$—	$2,080	$281
Lloyds Bank plc	JPM	EUR	30,000	(1.00)% /1.83%	06/20/21	1,219	—	1,387	168
MDC Holdings, Inc.	JPM	USD	30,000	(1.00)% /1.41%	03/20/20	826	—	431	(395)
Mondelez International	GSC	USD	150,000	(1.00)% /0.42%	06/20/21	—	(4,021)	(4,539)	(518)
Next plc	BNP	EUR	15,000	(1.00)% /1.00%	06/20/21	17	—	(16)	(33)
Next plc	CSI	EUR	25,000	(1.00)% /1.00%	06/20/21	56	—	(27)	(83)
Next plc	CSI	EUR	15,000	(1.00)% /1.00%	06/20/21	85	—	(16)	(101)
Next plc	BOA	EUR	20,000	(1.00)% /1.00%	06/20/21	79	—	(22)	(101)
Ryland Group, Inc.	DEUT	USD	75,000	(5.00)% /0.53%	09/20/17	—	(3,520)	(5,101)	(1,581)
Ryland Group, Inc.	DEUT	USD	50,000	(5.00)% /0.64%	12/20/17	—	(2,790)	(3,857)	(1,067)
Societe Generale S.A.	BCLY	EUR	30,000	(1.00)% /0.74%	12/20/20	—	(479)	(456)	23
Societe Generale S.A.	BCLY	EUR	70,000	(1.00)% /0.74%	12/20/20	—	(1,049)	(1,063)	(14)
Teck Resources Ltd.	GSC	USD	5,000	(5.00)% /5.76%	12/20/20	1,605	—	120	(1,485)
Teck Resources Ltd.	GSC	USD	25,000	(5.00)% /5.76%	12/20/20	7,452	—	599	(6,853)
Telekom Finanzmanagement	JPM	EUR	75,000	(1.00)% /0.70%	06/20/21	—	(1,061)	(1,425)	(364)
Tenet Healthcare Corp.	MSC	USD	50,000	(5.00)% /1.11%	12/20/17	—	(2,492)	(3,462)	(970)

Total						$36,814	$(31,751)	$(18,601)	$(23,664)

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Car Rental LLC	GSC	USD	25,000	5.00% /5.30%	06/20/21	$—	$(102)	$(192)	$(90)
BNP Paribas S.A.	BCLY	EUR	70,000	1.00% /0.74%	12/20/20	1,049	—	1,033	(16)
BNP Paribas S.A.	BCLY	EUR	30,000	1.00% /0.74%	12/20/20	510	—	443	(67)
Freeport-McMoRan, Inc.	CBK	USD	20,000	1.00% /5.09%	06/20/21	—	(5,760)	(3,581)	2,179
Freeport-McMoRan, Inc.	CBK	USD	10,000	1.00% /5.09%	06/20/21	—	(2,733)	(1,791)	942
Freeport-McMoRan, Inc.	BCLY	USD	10,000	1.00% /5.09%	06/20/21	—	(1,844)	(1,790)	54
Frontier Communications	BCLY	USD	15,000	5.00% /5.82%	06/20/21	—	(648)	(447)	201
Frontier Communications	BCLY	USD	10,000	5.00% /5.82%	06/20/21	—	(469)	(298)	171
Frontier Communications	BCLY	USD	10,000	5.00% /5.82%	06/20/21	—	(430)	(298)	132
International Lease Finance Corp.	CBK	USD	20,000	5.00% /2.06%	12/20/20	1,559	—	2,645	1,086
Liberty Interactive LLC	GSC	USD	15,000	5.00% /1.55%	03/20/20	1,354	—	2,024	670
Lloyds Bank plc	CBK	EUR	40,000	1.00% /0.95%	06/20/21	294	—	171	(123)
Lloyds Bank plc	JPM	EUR	35,000	1.00% /0.95%	06/20/21	278	—	150	(128)
Ryland Group, Inc.	JPM	USD	70,000	5.00% /2.34%	06/20/21	10,138	—	9,284	(854)
SLM Corp.	JPM	USD	40,000	5.00% /5.52%	06/20/21	—	(2,153)	(667)	1,486
SLM Corp.	GSC	USD	15,000	5.00% /5.52%	06/20/21	—	(733)	(250)	483
SLM Corp.	GSC	USD	15,000	5.00% /5.52%	06/20/21	—	(733)	(250)	483
SLM Corp.	GSC	USD	5,000	5.00% /5.52%	06/20/21	—	(244)	(83)	161
Telefonica S.A.	CBK	EUR	25,000	1.00% /1.25%	06/20/21	—	(423)	(328)	95
Telefonica S.A.	BOA	EUR	15,000	1.00% /1.25%	06/20/21	—	(253)	(196)	57
Telefonica S.A.	GSC	EUR	10,000	1.00% /1.25%	06/20/21	—	(175)	(131)	44
Tenet Healthcare Corp.	JPM	USD	75,000	5.00% /5.30%	06/20/21	—	(1,803)	(582)	1,221

Total						$15,182	$(18,503)	$4,866	$8,187

Total single-name issues						$51,996	$(50,254)	$(13,735)	$(15,477)

Total OTC contracts						$332,208	$(321,426)	$(28,067)	$(38,849)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

30

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	795,000	(5.00)%	06/20/21	$(16,356)	$(25,571)	$(9,215)
CDX.NA.IG.26	USD	1,100,000	1.00%	06/20/21	12,618	12,703	85
ITRAXX.XOV.25	EUR	505,000	(5.00)%	06/20/21	(48,277)	(51,640)	(3,363)

Total					$(52,015)	$(64,508)	$(12,493)

Total					$(52,015)	$(64,508)	$(12,493)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	3M NZD Bank Bill	2.62% Fixed	NZD	455,000	09/19/20	$—	$(57)	$(253)	$(196)
CBK	3M NZD Bank Bill	2.62% Fixed	NZD	480,000	09/19/20	—	(60)	(267)	(207)
DEUT	8.15% Fixed	3M ZAR JIBAR	ZAR	10,325,000	03/15/18	—	—	(1,194)	(1,194)
DSY	3M NZD Bank Bill	2.62% Fixed	NZD	470,000	09/19/20	—	(142)	(262)	(120)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	650,000	06/16/26	218	—	(570)	(788)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	650,000	06/16/26	472	—	(570)	(1,042)
GSC	2.35% Fixed	3M HKD HIBOR	HKD	895,000	06/16/26	—	—	(1,367)	(1,367)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	890,000	06/16/26	—	—	(1,385)	(1,385)
GSC	3M NZD Bank Bill	2.62% Fixed	NZD	415,000	09/19/20	—	(38)	(232)	(194)
JPM	6.26% Fixed	1M MXN TIIE	MXN	2,425,000	09/09/26	—	—	(261)	(261)
JPM	6.27% Fixed	1M MXN TIIE	MXN	2,425,000	09/09/26	—	—	(388)	(388)
JPM	2.24% Fixed	3M HKD HIBOR	HKD	515,000	06/16/26	163	—	(451)	(614)
JPM	2.37% Fixed	3M HKD HIBOR	HKD	895,000	06/16/26	—	—	(1,481)	(1,481)
JPM	3M NZD Bank Bill	2.62% Fixed	NZD	420,000	09/19/20	—	(53)	(235)	(182)
JPM	8.06% Fixed	3M ZAR JIBAR	ZAR	10,325,000	03/15/18	—	—	(589)	(589)
JPM	8.23% Fixed	3M ZAR JIBAR	ZAR	10,325,000	03/15/18	—	—	(1,690)	(1,690)
JPM	8.33% Fixed	3M ZAR JIBAR	ZAR	10,325,000	03/15/18	—	—	(8,738)	(8,738)
JPM	2.25% Fixed	6M PLN WIBOR	PLN	240,000	06/15/26	—	—	630	630
JPM	2.29% Fixed	6M PLN WIBOR	PLN	1,500,000	06/15/26	—	—	2,715	2,715
JPM	2.29% Fixed	6M PLN WIBOR	PLN	235,000	06/15/26	—	—	425	425
MSC	2.36% Fixed	3M HKD HIBOR	HKD	895,000	06/16/26	—	—	(1,418)	(1,418)

Total						$853	$(350)	$(17,581)	$(18,084)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.41% Fixed	3M USD LIBOR	USD	100,000	03/16/23	$—	$—	$109	$109
3M USD LIBOR	2.13% Fixed	USD	750,000	06/16/26	—	—	(2,086)	(2,086)
6M GBP LIBOR	1.30% Fixed	GBP	5,930,000	06/20/20	9,589	—	8,102	(1,487)

Total					$9,589	$—	$6,125	$(3,464)

The accompanying notes are an integral part of these financial statements.

31

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/ Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	CIB	$3,802	$3,797	$(5)
AUD	Buy	05/31/16	NAB	773	759	(14)
AUD	Buy	05/31/16	HSBC	1,545	1,519	(26)
AUD	Buy	05/31/16	GSC	1,547	1,519	(28)
AUD	Buy	05/31/16	NAB	11,553	11,391	(162)
AUD	Buy	05/31/16	UBS	11,587	11,391	(196)
AUD	Buy	05/31/16	HSBC	139,063	136,689	(2,374)
AUD	Buy	05/31/16	NAB	139,927	137,448	(2,479)
AUD	Buy	05/31/16	GSC	279,998	274,896	(5,102)
AUD	Sell	05/31/16	GSC	317,125	311,346	5,779
AUD	Sell	05/31/16	NAB	158,480	155,673	2,807
AUD	Sell	05/31/16	HSBC	159,149	156,432	2,717
AUD	Sell	05/31/16	GSC	281,698	280,971	727
AUD	Sell	05/31/16	GSC	15,469	15,187	282
AUD	Sell	05/31/16	MSC	15,446	15,187	259
AUD	Sell	05/31/16	BOA	7,732	7,594	138
AUD	Sell	05/31/16	NAB	7,731	7,594	137
AUD	Sell	05/31/16	HSBC	7,726	7,594	132
AUD	Sell	05/31/16	SSG	11,405	11,391	14
AUD	Sell	05/31/16	MSC	19,740	19,744	(4)
AUD	Sell	05/31/16	GSC	20,497	20,503	(6)
AUD	Sell	05/31/16	JPM	19,735	19,744	(9)
AUD	Sell	05/31/16	BCLY	19,733	19,743	(10)
AUD	Sell	05/31/16	CSFB	26,549	26,579	(30)
BRL	Buy	05/03/16	MSC	57,414	60,124	2,710
BRL	Buy	05/03/16	MSC	12,052	13,070	1,018
BRL	Buy	05/03/16	MSC	12,134	13,070	936
BRL	Buy	05/03/16	GSC	22,475	23,236	761
BRL	Buy	05/03/16	MSC	12,344	13,070	726
BRL	Buy	05/03/16	MSC	19,844	20,332	488
BRL	Buy	05/03/16	MSC	5,409	5,809	400
BRL	Buy	05/03/16	SSG	6,923	7,261	338
BRL	Buy	05/03/16	BNP	59,986	60,124	138
BRL	Buy	05/03/16	JPM	18,836	18,879	43
BRL	Buy	05/03/16	CBK	7,245	7,262	17
BRL	Buy	06/02/16	MSC	53,368	54,651	1,283
BRL	Buy	06/02/16	CIB	19,785	20,134	349
BRL	Sell	05/03/16	GSC	17,387	17,427	(40)
BRL	Sell	05/03/16	MSC	61,435	61,576	(141)
BRL	Sell	05/03/16	CBK	6,996	7,261	(265)
BRL	Sell	05/03/16	GSC	5,447	5,809	(362)
BRL	Sell	05/03/16	JPM	18,336	18,880	(544)
BRL	Sell	05/03/16	MSC	8,111	8,713	(602)
BRL	Sell	05/03/16	MSC	53,832	55,186	(1,354)
BRL	Sell	05/03/16	BNP	56,075	60,124	(4,049)
CAD	Buy	05/31/16	SSG	79,143	79,701	558
CAD	Buy	05/31/16	MSC	43,430	43,835	405
CAD	Buy	05/31/16	GSC	27,599	27,896	297
CAD	Buy	05/31/16	SSG	39,571	39,850	279
CAD	Buy	05/31/16	RBC	31,732	31,881	149
CAD	Buy	05/31/16	GSC	11,860	11,955	95
CAD	Buy	05/31/16	MSC	19,900	19,925	25
CAD	Sell	05/05/16	JPM	254,732	266,995	(12,263)
CAD	Sell	05/09/16	RBC	257,816	266,994	(9,178)
CAD	Sell	05/13/16	JPM	202,452	207,221	(4,769)
CAD	Sell	05/19/16	RBC	253,623	255,041	(1,418)
CAD	Sell	05/31/16	RBC	11,982	11,955	27
CAD	Sell	05/31/16	RBC	15,920	15,940	(20)

The accompanying notes are an integral part of these financial statements.

32

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/ Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CAD	Sell	05/31/16	BOA	$11,873	$11,956	$(83)
CAD	Sell	05/31/16	BOA	51,628	51,805	(177)
CAD	Sell	05/31/16	SSG	887,188	893,448	(6,260)
CAD	Sell	06/01/16	DEUT	628,405	669,488	(41,083)
CAD	Sell	06/06/16	JPM	491,653	510,087	(18,434)
CAD	Sell	06/07/16	JPM	125,645	131,506	(5,861)
CAD	Sell	06/08/16	GSC	302,625	318,804	(16,179)
CAD	Sell	06/15/16	RBC	120,521	131,507	(10,986)
CAD	Sell	06/15/16	JPM	119,376	131,507	(12,131)
CAD	Sell	06/17/16	JPM	255,100	266,998	(11,898)
CAD	Sell	06/23/16	MSC	202,330	211,208	(8,878)
CAD	Sell	06/29/16	BOA	285,766	294,893	(9,127)
CAD	Sell	07/13/16	MSC	253,544	259,028	(5,484)
CAD	Sell	07/19/16	JPM	159,539	159,402	137
CAD	Sell	07/25/16	CBK	197,428	199,253	(1,825)
CAD	Sell	07/28/16	RBC	155,295	159,402	(4,107)
CAD	Sell	07/28/16	MSC	757,848	765,130	(7,282)
CHF	Sell	05/31/16	JPM	61,617	62,626	(1,009)
CLP	Buy	05/31/16	CIB	40,609	41,053	444
CNH	Buy	06/15/16	BCLY	27,756	28,003	247
CNH	Buy	06/15/16	JPM	7,534	7,539	5
CNH	Buy	06/15/16	SSG	20,633	20,618	(15)
CNH	Buy	06/15/16	BCLY	43,252	43,235	(17)
CNH	Buy	10/21/16	SCB	95,947	100,805	4,858
CNH	Buy	10/21/16	CBK	97,136	101,263	4,127
CNH	Buy	10/21/16	JPM	157,745	161,135	3,390
CNH	Buy	10/21/16	SCB	48,063	50,403	2,340
CNH	Buy	10/21/16	SCB	112,193	114,398	2,205
CNH	Buy	10/21/16	BCLY	39,190	40,323	1,133
CNH	Buy	10/21/16	HSBC	48,313	49,334	1,021
CNH	Buy	10/21/16	JPM	48,389	49,334	945
CNH	Buy	10/21/16	JPM	113,939	114,856	917
CNH	Sell	06/15/16	JPM	7,697	7,693	4
CNH	Sell	10/21/16	DEUT	39,887	39,558	329
CNH	Sell	10/21/16	HSBC	248,327	248,042	285
CNH	Sell	10/21/16	JPM	359,746	359,538	208
CNH	Sell	10/21/16	JPM	20,058	20,161	(103)
CNH	Sell	10/21/16	JPM	111,667	114,551	(2,884)
COP	Buy	05/31/16	GSC	12,634	13,103	469
COP	Buy	05/31/16	SCB	18,072	18,308	236
EUR	Buy	05/31/16	MSC	116,186	118,045	1,859
EUR	Buy	05/31/16	MSC	115,218	116,899	1,681
EUR	Buy	05/31/16	SSG	84,732	85,955	1,223
EUR	Buy	05/31/16	SGG	96,366	97,416	1,050
EUR	Buy	05/31/16	SSG	62,137	63,034	897
EUR	Buy	05/31/16	MSC	39,417	40,112	695
EUR	Buy	05/31/16	MSC	22,691	22,922	231
EUR	Buy	05/31/16	BNP	16,996	17,191	195
EUR	Buy	05/31/16	JPM	17,003	17,191	188
EUR	Buy	05/31/16	HSBC	57,241	57,303	62
EUR	Buy	05/31/16	JPM	68,720	68,765	45
EUR	Sell	05/31/16	BCLY	1,129	1,146	(17)
EUR	Sell	05/31/16	RBS	2,251	2,292	(41)
EUR	Sell	05/31/16	BOA	28,342	28,652	(310)
EUR	Sell	05/31/16	SSG	84,732	85,955	(1,223)
EUR	Sell	05/31/16	GSC	285,225	286,518	(1,293)
EUR	Sell	05/31/16	CBK	78,808	80,225	(1,417)
EUR	Sell	05/31/16	BOA	232,265	234,944	(2,679)
EUR	Sell	05/31/16	SSG	1,898,005	1,925,398	(27,393)

The accompanying notes are an integral part of these financial statements.

33

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/ Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
GBP	Buy	05/31/16	CBK	$79,982	$80,370	$388
GBP	Buy	05/31/16	MSC	36,208	36,532	324
GBP	Buy	05/31/16	RBC	36,343	36,532	189
GBP	Buy	05/31/16	CBK	21,813	21,919	106
GBP	Buy	05/31/16	CIB	29,136	29,225	89
GBP	Buy	05/31/16	GSC	7,282	7,306	24
GBP	Buy	05/31/16	UBS	7,293	7,306	13
GBP	Sell	05/09/16	CBK	254,325	255,708	(1,383)
GBP	Sell	05/16/16	HSBC	254,660	255,712	(1,052)
GBP	Sell	05/23/16	CBK	128,584	131,511	(2,927)
GBP	Sell	05/31/16	HSBC	117,286	116,901	385
GBP	Sell	05/31/16	BOA	29,244	29,225	19
GBP	Sell	05/31/16	JPM	7,313	7,306	7
GBP	Sell	05/31/16	JPM	51,100	51,144	(44)
GBP	Sell	05/31/16	RBS	36,253	36,531	(278)
GBP	Sell	05/31/16	CBK	35,972	36,532	(560)
GBP	Sell	05/31/16	CBK	136,696	137,359	(663)
GBP	Sell	05/31/16	CBK	1,175,002	1,180,698	(5,696)
GBP	Sell	05/31/16	BNP	258,022	270,333	(12,311)
GBP	Sell	07/25/16	SCB	301,605	306,925	(5,320)
HKD	Sell	04/28/17	HSBC	217,512	217,519	(7)
HKD	Sell	04/28/17	HSBC	235,930	235,946	(16)
HKD	Sell	04/28/17	CBK	425,340	425,373	(33)
HUF	Buy	05/31/16	GSC	10,161	10,274	113
HUF	Buy	05/31/16	GSC	4,690	4,770	80
IDR	Buy	05/31/16	UBS	7,777	7,775	(2)
ILS	Buy	05/31/16	JPM	13,287	13,387	100
ILS	Buy	05/31/16	GSC	10,624	10,710	86
ILS	Buy	05/31/16	GSC	7,982	8,032	50
ILS	Sell	05/31/16	GSC	5,315	5,355	(40)
INR	Buy	05/31/16	SSG	245,206	246,226	1,020
INR	Buy	05/31/16	JPM	35,335	35,368	33
INR	Buy	05/31/16	GSC	5,090	5,096	6
JPY	Buy	05/31/16	JPM	278,839	291,087	12,248
JPY	Buy	05/31/16	BOA	230,040	240,770	10,730
JPY	Buy	05/31/16	GSC	20,709	21,631	922
JPY	Buy	05/31/16	MSC	34,130	34,799	669
JPY	Buy	05/31/16	TDB	4,494	4,702	208
JPY	Sell	05/31/16	MSC	115,959	120,855	(4,896)
JPY	Sell	05/31/16	MSC	115,744	120,856	(5,112)
JPY	Sell	05/31/16	TDB	598,361	626,087	(27,726)
JPY	Sell	06/06/16	JPM	1,330,271	1,411,073	(80,802)
JPY	Sell	06/27/16	JPM	1,323,942	1,412,163	(88,221)
JPY	Sell	07/19/16	JPM	275,609	282,628	(7,019)
KRW	Buy	05/31/16	JPM	10,181	10,255	74
KRW	Sell	05/31/16	JPM	5,101	5,114	(13)
KRW	Sell	05/31/16	SCB	5,327	5,351	(24)
KRW	Sell	05/31/16	GSC	6,210	6,242	(32)
KRW	Sell	05/31/16	BNP	6,210	6,242	(32)
MXN	Buy	05/31/16	GSC	287,082	289,151	2,069
MXN	Buy	05/31/16	GSC	71,530	73,302	1,772
MXN	Buy	05/31/16	SCB	22,839	23,178	339
MXN	Buy	05/31/16	CIB	7,520	7,533	13
MXN	Sell	05/05/16	JPM	186,391	203,337	(16,946)
MXN	Sell	05/31/16	GSC	10,178	10,430	(252)
MYR	Buy	05/31/16	HSBC	40,931	40,853	(78)
NOK	Buy	05/31/16	JPM	75,599	76,991	1,392
NOK	Buy	05/31/16	JPM	56,090	57,123	1,033
NOK	Buy	05/31/16	BOA	18,448	18,627	179

The accompanying notes are an integral part of these financial statements.

34

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/ Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
NOK	Buy	05/31/16	BNP	$11,029	$11,176	$147
NOK	Buy	05/31/16	JPM	9,830	9,935	105
NOK	Buy	05/31/16	CBK	3,649	3,726	77
NOK	Buy	05/31/16	JPM	6,210	6,209	(1)
NOK	Sell	05/31/16	MSC	3,680	3,725	(45)
NOK	Sell	05/31/16	MSC	3,650	3,725	(75)
NOK	Sell	05/31/16	JPM	7,359	7,451	(92)
NOK	Sell	05/31/16	GSC	12,260	12,418	(158)
NOK	Sell	05/31/16	JPM	59,748	60,848	(1,100)
NZD	Buy	05/31/16	BNP	17,114	17,427	313
NZD	Buy	05/31/16	WEST	57,597	57,857	260
NZD	Buy	05/31/16	BNP	17,202	17,427	225
NZD	Buy	05/31/16	SSG	10,299	10,456	157
NZD	Buy	05/31/16	BNP	10,321	10,456	135
NZD	Buy	05/31/16	UBS	10,419	10,456	37
NZD	Buy	05/31/16	MSC	10,421	10,456	35
NZD	Buy	05/31/16	SCB	10,422	10,456	34
NZD	Buy	05/31/16	SSG	38,316	38,339	23
NZD	Buy	05/31/16	CIB	3,473	3,485	12
NZD	Sell	05/31/16	UBS	13,703	13,942	(239)
NZD	Sell	05/31/16	CBK	23,962	24,398	(436)
NZD	Sell	05/31/16	BOA	71,365	72,496	(1,131)
NZD	Sell	05/31/16	SSG	71,355	72,496	(1,141)
NZD	Sell	05/31/16	GSC	281,223	285,803	(4,580)
NZD	Sell	05/31/16	BNP	597,246	605,065	(7,819)
NZD	Sell	05/31/16	BNP	681,879	690,806	(8,927)
PEN	Buy	05/31/16	SSG	18,226	18,207	(19)
PLN	Buy	05/31/16	GSC	15,306	15,709	403
PLN	Sell	05/31/16	JPM	5,174	5,236	(62)
PLN	Sell	05/31/16	CBK	7,685	7,854	(169)
PLN	Sell	05/31/16	JPM	12,915	13,091	(176)
RUB	Buy	05/31/16	HSBC	61,132	62,742	1,610
RUB	Buy	05/31/16	GSC	15,326	15,303	(23)
SEK	Buy	05/31/16	JPM	759,743	769,154	9,411
SEK	Buy	05/31/16	JPM	17,327	17,452	125
SEK	Buy	05/31/16	MSC	3,690	3,739	49
SEK	Sell	05/31/16	BOA	3,710	3,740	(30)
SEK	Sell	05/31/16	CBK	3,693	3,739	(46)
SEK	Sell	05/31/16	JPM	7,388	7,480	(92)
SEK	Sell	05/31/16	JPM	387,875	392,680	(4,805)
SGD	Sell	05/31/16	JPM	22,155	22,288	(133)
SGD	Sell	05/31/16	JPM	151,392	152,302	(910)
THB	Buy	05/31/16	JPM	89,735	90,399	664
THB	Buy	05/31/16	JPM	35,668	35,758	90
TRY	Buy	05/31/16	GSC	75,620	76,915	1,295
TRY	Buy	05/31/16	GSC	28,117	28,356	239
TRY	Buy	05/31/16	GSC	5,287	5,316	29
TRY	Sell	05/31/16	JPM	12,253	12,406	(153)
TRY	Sell	05/31/16	MSC	57,066	57,775	(709)
TRY	Sell	05/31/16	GSC	114,999	116,969	(1,970)
TWD	Buy	05/31/16	CBK	54,447	54,585	138
ZAR	Buy	05/31/16	CBK	37,763	38,380	617
ZAR	Buy	05/31/16	GSC	61,152	61,199	47
ZAR	Sell	05/31/16	CBK	118,851	120,794	(1,943)

Total						$(435,698)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

35

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.XOV	Markit i Traxx Index—Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLB	Federal Home Loan Bank
HIBOR	Honk Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

36

The Hartford Global Alpha Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$1,130,648	$—	$1,130,648	$—
Corporate Bonds	4,341,978	—	4,341,978	—
Foreign Government Obligations	8,468,616	—	8,468,616	—
U.S. Government Agencies	2,294,178	—	2,294,178	—
U.S. Government Securities	4,237,965	—	4,237,965	—
Convertible Bonds	30,344	—	30,344	—
Convertible Preferred Stocks	30,025	30,025	—	—
Short-Term Investments	5,062,505	1,329,127	3,733,378	—
Purchased Options	63,708	—	63,708	—
Foreign Currency Contracts(2)	106,417	—	106,417	—
Futures Contracts(2)	44,953	44,953	—	—
Swaps - Credit Default(2)	93,368	—	93,368	—
Swaps - Interest Rate(2)	3,879	—	3,879	—

Total	$25,908,584	$1,404,105	$24,504,479	$—

Liabilities
Foreign Currency Contracts(2)	$(542,115)	$—	$(542,115)	$—
Futures Contracts(2)	(104,367)	(104,367)	—	—
Swaps - Credit Default(2)	(144,710)	—	(144,710)	—
Swaps - Interest Rate(2)	(25,427)	—	(25,427)	—
Written Options	(16,915)	—	(16,915)	—

Total	$(833,534)	$(104,367)	$(729,167)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

37

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.9%
	Automobiles & Components - 0.2%
26,800	Toyoda Gosei Co., Ltd.	$494,161

	Banks - 1.8%
142,685	CaixaBank S.A.	430,724
27,600	Dah Sing Financial Holdings Ltd.	188,612
99,910	HSBC Holdings plc	662,091
21,553	KB Financial Group, Inc.	659,459
138,000	Mitsubishi UFJ Financial Group, Inc.	636,844
358,800	Mizuho Financial Group, Inc.	537,809
77,217	Standard Chartered plc	624,115
20,200	Sumitomo Mitsui Financial Group, Inc.	607,852
115,265	UniCredit S.p.A.	446,999

		4,794,505

	Capital Goods - 1.8%
2,262	AGCO Corp.	120,949
71,077	Beijing Enterprises Holdings Ltd.	370,693
398	Caterpillar, Inc.	30,933
15,809	Cie de Saint-Gobain	724,408
23,667	CNH Industrial N.V.	176,716
3,730	CNK International Co., Ltd.*(1)(2)	1,015
63,367	COSCO Corp. Singapore Ltd.*	15,927
102	Cummins, Inc.	11,937
8,850	Deere & Co.	744,374
10,270	Fosun International Ltd.	14,190
1,572	Hino Motors Ltd.	15,168
2,237	Hitachi Construction Machinery Co., Ltd.	35,517
126,000	Japan Steel Works Ltd.	488,143
26,000	JGC Corp.	443,429
991	John Bean Technologies Corp.	51,671
1,628	Komatsu Ltd.	27,961
38,344	Kubota Corp.	558,551
3,055	MAN SE	331,585
251	NOW, Inc.*	4,533
64	PACCAR, Inc.	3,770
19,026	Sembcorp Marine Ltd.	23,506
8,892	Vinci S.A.	664,128
35,236	Yangzijiang Shipbuilding Holdings Ltd.	25,833

		4,884,937

	Commercial & Professional Services - 0.2%
6,941	Ceres Global AG Corp.*	27,604
13,000	en-japan, Inc.	208,421
198,505	Hays plc	372,430

		608,455

	Diversified Financials - 0.4%
6,588	Julius Baer Group Ltd.*	282,334
38,966	UBS Group AG	675,493
54,100	Uranium Participation Corp.*	199,205

		1,157,032

	Energy - 31.6%
22,773	Anadarko Petroleum Corp.	1,201,503
1,454	Apache Corp.	79,098
896	Baker Hughes, Inc.	43,331
616	Baytex Energy Corp.	3,142
873,731	BP plc	4,813,717
7,658	BP plc ADR	257,156
431,954	Buru Energy Ltd.*	63,800
16,845	Cabot Oil & Gas Corp.	394,173
2,251	California Resources Corp.	4,952
25,001	Callon Petroleum Co.*	262,761

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.9% - (continued)
	Energy - 31.6% - (continued)
46,650	Caltex Australia Ltd.	$1,144,938
2,435	Cameco Corp.	30,469
36,781	Canadian Natural Resources Ltd.	1,104,535
2,392	Cenovus Energy, Inc.	37,919
61,552	Chevron Corp.	6,289,383
300,000	China Oilfield Services Ltd. Class H	260,251
1,338,000	China Petroleum & Chemical Corp. Class H	942,868
4,229	Cimarex Energy Co.	460,454
100,303	Coal India Ltd.	435,158
4,843	Concho Resources, Inc.*	562,611
57,646	ConocoPhillips Co.	2,754,902
10,943	Cosan Ltd. Class A	58,873
65,137	Crew Energy, Inc.*	263,725
2,006	Denbury Resources, Inc.	7,743
1,411	Devon Energy Corp.	48,933
12,540	Diamondback Energy, Inc.*	1,085,713
8,636	Enbridge Energy Management LLC*	182,997
2,006	Enbridge, Inc.	83,329
40,800	EnCana Corp.	312,170
25,020	Energen Corp.	1,063,100
232,012	Eni S.p.A.	3,790,364
3,674	Eni S.p.A. ADR	120,397
47,037	Ensco plc Class A	562,563
28,188	EOG Resources, Inc.	2,328,893
5,420	EQT Corp.	379,942
106,491	Exxon Mobil Corp.	9,413,804
14,537	FMC Technologies, Inc.*	443,233
442,180	Gazprom PAO ADR	2,297,558
1,045,600	Harum Energy Tbk PT*	71,695
939	Hess Corp.	55,983
2,285	Husky Energy, Inc.	28,792
21,773	Imperial Oil Ltd.	718,074
169,200	Indo Tambangraya Megah Tbk PT	99,847
194,100	Inpex Corp.	1,543,064
20,100	Japan Petroleum Exploration Co., Ltd.	467,917
84,466	Kelt Exploration Ltd.*	325,827
8,534	Keyera Corp.	274,854
40,889	Laredo Petroleum, Inc.*	498,028
28,912	Lukoil PJSC ADR	1,231,871
3,080	Marathon Oil Corp.	43,397
2,113	Marathon Petroleum Corp.	82,576
7,497	Matador Resources Co.*	161,560
1,146	Murphy Oil Corp.	40,958
2,306	Nabors Industries Ltd.	22,599
1,053	National Oilwell Varco, Inc.	37,950
17,124	Newfield Exploration Co.*	620,745
1,297	Noble Energy, Inc.	46,835
13,048	Occidental Petroleum Corp.	1,000,129
73	Pacific Exploration and Production Corp.*(1)(2)	37
23,400	Painted Pony Petroleum Ltd.*	110,407
2,271	Pembina Pipeline Corp.	68,219
768,000	PetroChina Co., Ltd. Class H	561,892
251,931	Petroleo Brasileiro S.A. ADR*	1,777,157
77,071	Petronet LNG Ltd.	305,442
1,705	Phillips 66	139,998
9,820	Pioneer Natural Resources Co.	1,631,102
6,732	PrairieSky Royalty Ltd.	141,755
55,278	QEP Resources, Inc.	991,135
53,358	Raging River Exploration, Inc.*	432,494
688	Range Resources Corp.	30,348
19,289	Rice Energy, Inc.*	333,893

The accompanying notes are an integral part of these financial statements.

38

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.9% - (continued)
	Energy - 31.6% - (continued)
226,559	Royal Dutch Shell plc Class A	$5,934,305
18,839	Royal Dutch Shell plc Class A, ADR	996,395
145,548	Royal Dutch Shell plc Class B	3,821,344
3,582	Royal Dutch Shell plc Class B, ADR	191,100
16,626	RSP Permian, Inc.*	508,922
261,862	Santos Ltd.	943,357
23,463	Sasol Ltd. ADR	769,352
4,104	Schlumberger Ltd.	329,715
4,781	Schoeller-Bleckmann Oilfield Equipment AG	322,590
19,368	Seven Generations Energy Ltd. Class A*	341,144
16,701	Spectra Energy Corp.	522,240
91,626	Statoil ASA	1,612,736
4,613	Statoil ASA ADR	81,143
55,491	Suncor Energy, Inc.	1,629,771
54,347	Synergy Resources Corp.*	392,385
16,649	Tatneft PAO ADR	524,844
1,490	Tenaris S.A. ADR	40,334
229,500	Tidewater Midstream and Infrastructure Ltd.	256,077
62,534	Total S.A.	3,160,518
18,954	Total S.A. ADR	961,915
21,778	TransCanada Corp.	902,370
15,612	Valero Energy Corp.	919,078
1,383	Vermilion Energy, Inc.	47,562
2,879	Weatherford International plc*	23,406
67,950	WPX Energy, Inc.*	656,397
25,287	YPF Sociedad Anonima ADR	509,533

		83,885,571

	Food & Staples Retailing - 0.3%
581	Andersons, Inc.	19,469
157,312	J Sainsbury plc	665,558

		685,027

	Food, Beverage & Tobacco - 1.5%
10,782	Adecoagro S.A.*	114,936
23,668	Archer-Daniels-Midland Co.	945,300
41,930	Astra Agro Lestari Tbk PT	51,083
7,950	BRF S.A.	113,728
6,928	BRF S.A. ADR	98,516
12,276	Bunge Ltd.	767,250
132,770	Charoen Pokphand Foods PCL	90,465
121,975	China Agri-Industries Holdings Ltd.*	41,791
2,920	Coca-Cola Co.	130,816
3,018	Darling Ingredients, Inc.*	43,731
72,205	First Resources Ltd.	102,049
800,941	Golden Agri-Resources Ltd.	237,600
2,996	Kraft Heinz Co.	233,898
5,770	Kuala Lumpur Kepong Bhd	35,330
3,847	Limoneira Co.	68,823
4,482	McLeod Russel India Ltd.	12,824
1,230	MHP S.A. GDR(3)	11,316
9,379	PureCircle Ltd.*	52,213
5,940	SLC Agricola S.A.*	26,805
6,299	Suedzucker AG	111,228
9,964	Tate & Lyle plc	85,785
217,875	Wilmar International Ltd.	598,497

		3,973,984

	Insurance - 0.9%
37,000	Dai-ichi Life Insurance Co., Ltd.	444,729
50,745	Delta Lloyd N.V.	258,870

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.9% - (continued)
	Insurance - 0.9% - (continued)
1,342,836	Shin Kong Financial Holding Co., Ltd.	$271,017
113,563	Storebrand ASA*	480,966
72,300	T&D Holdings, Inc.	692,089
20,321	Tongyang Life Insurance Co., Ltd.	188,352

		2,336,023

	Materials - 17.7%
4,073	African Rainbow Minerals Ltd.	32,137
8,598	Agnico Eagle Mines Ltd.	405,912
5,737	Agrium, Inc.	494,319
20,000	Aichi Steel Corp.	84,758
8,584	Albemarle Corp.	567,917
68,767	Alcoa, Inc.	768,127
3,396	Allegheny Technologies, Inc.	55,491
210,880	Alrosa PAO*	240,596
92,834	Alumina Ltd.	104,829
110,107	Aluminum Corp. of China Ltd. Class H*	36,814
23,207	Anglo American Platinum Ltd.*	672,630
124,735	Anglo American plc	1,395,194
9,994	AngloGold Ashanti Ltd.*	162,465
3,627	AngloGold Ashanti Ltd. ADR*	59,664
13,841	Antofagasta plc	98,026
79,804	ArcelorMittal	449,806
2,469	ArcelorMittal South Africa Ltd.*	1,754
95,899	Barrick Gold Corp.	1,857,009
113,447	BHP Billiton Ltd.	1,771,695
23,241	BHP Billiton Ltd. ADR	728,373
72,493	BHP Billiton plc	990,580
21,058	BHP Billiton plc ADR	580,569
9,467	Boliden AB	165,581
22,573	Buzzi Unicem S.p.A.	428,764
2,060	CAP S.A.	7,345
58,300	Centerra Gold, Inc.	322,469
25,455	CF Industries Holdings, Inc.	841,797
380,294	China Steel Corp.	266,614
12,613	Cia de Minas Buenaventura SAA ADR*	128,022
20,259	Cia Siderurgica Nacional S.A.	77,402
3,428	Cliffs Natural Resources, Inc.*	18,066
2,081	Daido Steel Co., Ltd.	7,031
178,944	Eldorado Gold Corp.	753,583
49,405	Eregli Demir ve Celik Fabrikalari T.A.S.	82,411
5,439	Feng Hsin Iron & Steel Co.	7,666
30,003	First Quantum Minerals Ltd.	255,624
2,561	FMC Corp.	110,789
51,959	Fortescue Metals Group Ltd.	133,534
6,439	Franco-Nevada Corp.	451,760
51,745	Freeport-McMoRan, Inc.	724,430
9,556	Fresnillo plc	155,768
3,684,000	G-Resources Group Ltd.	84,636
32,854	Gerdau S.A. (Preference Shares)	74,606
422,877	Glencore plc	1,010,641
11,395	Gold Fields Ltd.	52,721
13,110	Gold Fields Ltd. ADR	61,617
36,530	Goldcorp, Inc.	736,079
136,252	Grupo Mexico S.A.B. de C.V. Series B	346,557
3,466	Harmony Gold Mining Co., Ltd.*	12,390
10,371	Hecla Mining Co.	44,699
35,570	Hindalco Industries Ltd.	51,595
23,200	Hitachi Chemical Co., Ltd.	389,614
6,679	Hitachi Metals Ltd.	67,820
2,038	Holmen AB Class B	70,275

The accompanying notes are an integral part of these financial statements.

39

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.9% - (continued)
	Materials - 17.7% - (continued)
2,797	Hyundai Steel Co.	$153,420
20,217	Iluka Resources Ltd.	98,121
163,029	Impala Platinum Holdings Ltd.*	678,930
1,934	Industrias CH S.A.B. de C.V. Series B*	8,055
2,513	International Paper Co.	108,738
16,489	Israel Chemicals Ltd.	82,147
222	Israel Corp. Ltd.	45,291
197,100	Ivanhoe Mines Ltd. Class A*	163,373
17,511	JFE Holdings, Inc.	245,738
45,671	Jiangxi Copper Co., Ltd. Class H	55,760
41,000	JSR Corp.	562,035
2,187	JSW Steel Ltd.	45,214
3,481	K+S AG	86,887
5,113	KGHM Polska Miedz S.A.	99,684
185,135	Kinross Gold Corp.*	1,055,269
93,670	Kobe Steel Ltd.	89,944
307	Korea Zinc Co., Ltd.	133,125
357	Koza Altin Isletmeleri AS	2,337
3,021	Kumba Iron Ore Ltd.*	24,552
22,600	Kyoei Steel Ltd.	349,176
14,314	LafargeHolcim Ltd.*	726,800
39,713	Lonmin plc*	109,308
5,148	LyondellBasell Industries N.V. Class A	425,585
1,364	Maruichi Steel Tube Ltd.	39,671
39,303	Mitsubishi Materials Corp.	124,661
90,000	Mitsui Chemicals, Inc.	298,488
18,658	MMC Norilsk Nickel PJSC ADR	275,714
5,614	Mondi plc	107,534
4,388,887	Mongolian Mining Corp.*	38,475
20,478	Monsanto Co.	1,918,379
19,052	Mosaic Co.	533,265
25,300	Neturen Co., Ltd.	173,571
32,991	Newcrest Mining Ltd.*	481,062
45,560	Newmont Mining Corp.	1,593,233
26,849	Nippon Steel & Sumitomo Metal Corp.	558,667
1,433	NLMK PJSC GDR(3)	19,465
42,898	Norsk Hydro ASA	186,648
2,594	Northam Platinum Ltd.*	8,840
11,560	Northern Star Resources Ltd.	34,383
16,640	Nucor Corp.	828,339
2,339	OCI N.V.*	46,219
20,544	Oji Holdings Corp.	84,365
3,048	OZ Minerals Ltd.	13,532
82,000	Pacific Metals Co., Ltd.*	262,366
11,326	Petra Diamonds Ltd.	19,528
2,434	POSCO	509,960
64,938	Potash Corp. of Saskatchewan, Inc.	1,149,658
3,978	Randgold Resources Ltd. ADR	399,789
593,331	Resolute Mining Ltd.*	445,980
15,441	Rio Tinto Ltd.	602,484
44,220	Rio Tinto plc	1,483,418
33,078	Rio Tinto plc ADR	1,113,405
895	Royal Bafokeng Platinum Ltd.*	2,741
17,530	Salzgitter AG	594,214
6,212	Severstal PAO GDR(3)	72,347
5,891	Sibanye Gold Ltd.	22,549
19,968	Silver Wheaton Corp.	418,330
1,014	Sims Metal Management Ltd.	7,251
2,180	Sociedad Quimica y Minera de Chile S.A. ADR	45,409

Shares or Principal Amount		Market Value†
COMMON STOCKS - 65.9% - (continued)
	Materials - 17.7% - (continued)
195,331	South32 Ltd.*	$244,816
22,472	South32 Ltd. ADR*	139,551
5,428	Southern Copper Corp.	161,049
1,565	SSAB AB Class A*	6,594
414	Stora Enso Oyj Class R	3,620
99,000	Sumitomo Bakelite Co., Ltd.	408,618
17,691	Sumitomo Metal Mining Co., Ltd.	199,598
3,770	Syngenta AG	1,512,392
11,572	Tata Steel Ltd.	61,146
26,061	Teck Resources Ltd. Class B	319,145
13,407	ThyssenKrupp AG	312,408
53,000	Tokyo Steel Manufacturing Co., Ltd.	326,455
31,353	Turquoise Hill Resources Ltd.*	93,707
12,951	Umicore S.A.	646,508
3,688	United States Steel Corp.	70,478
10,084	UPL Ltd.	81,577
2,981	UPM-Kymmene Oyj	57,063
13,751	Usinas Siderurgicas de Minas Gerais S.A. Class A, (Preference Shares)	9,996
43,531	Vale S.A.	249,219
120,245	Vale S.A. (Preference Shares)	550,311
30,967	Vedanta Ltd.	48,367
4,405	Vicat S.A.	306,672
3,977	Voestalpine AG	143,510
856	West Fraser Timber Co., Ltd.	28,204
119,713	Western Areas Ltd.	225,690
2,946	WestRock Co.	123,290
45,971	Yamana Gold, Inc.	227,895
17,922	Yamato Kogyo Co., Ltd.	420,710
8,355	Yara International ASA	334,183
10,900	Yodogawa Steel Works Ltd.	246,088
226,599	Zijin Mining Group Co., Ltd. Class H	75,598

		46,998,458

	Media - 0.4%
10,486	Comcast Corp. Class A	637,129
18,004	SES S.A.	491,882

		1,129,011

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
3,417	Evogene Ltd.*	25,319
6,044	Genus plc	132,674
655	Ouro Fino Saude Animal Participacoes S.A.	8,761
712	Zoetis, Inc.	33,485

		200,239

	Real Estate - 0.6%
6,623	American Tower Corp. REIT	694,620
12,044	Equity LifeStyle Properties, Inc. REIT	824,894
9,590	Sumitomo Real Estate Sales Co., Ltd. REIT	192,308

		1,711,822

	Retailing - 0.1%
437	Murphy USA, Inc.*	25,092
18,000	Xebio Holdings Co., Ltd.	287,111

		312,203

	Semiconductors & Semiconductor Equipment - 0.7%
7,603	First Solar, Inc.*	424,551
55,000	SCREEN Holdings Co., Ltd.	424,338
64,300	Shinko Electric Industries Co., Ltd.	357,145
18,769	SunPower Corp.*	378,008

The accompanying notes are an integral part of these financial statements.

40

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
COMMON STOCKS - 65.9% - (continued)
		Semiconductors & Semiconductor Equipment - 0.7% - (continued)
	18,300	Tokyo Seimitsu Co., Ltd.	$379,502
	1	Tower Semiconductor Ltd.*	10

			1,963,554

		Software & Services - 0.3%
	186,000	Fujitsu Ltd.	649,902

		Telecommunication Services - 0.8%
	24,441	KT Corp.	654,703
	49,231	NTT DoCoMo, Inc.	1,180,755
	21,900	Telefonica Brasil S.A. (Preference Shares)	269,735

			2,105,193

		Transportation - 0.9%
	10,542	Canadian National Railway Co.	649,139
	12,918	D/S Norden A/S*	226,254
	624	Flughafen Zuerich AG	573,248
	10,635	Hamburger Hafen und Logistik AG	166,995
	897,000	Pacific Basin Shipping Ltd.*	151,145
	154,608	PostNL N.V.*	676,766

			2,443,547

		Utilities - 5.6%
	19,644	Avangrid, Inc.	787,724
	86,478	Cheung Kong Infrastructure Holdings Ltd.	816,128
	768,620	China Longyuan Power Group Corp. Ltd. Class H	531,768
	17,500	Cia de Saneamento Basico do Estado de Sao Paulo	134,332
	39,800	Cia Paranaense de Energia (Preference Shares)	327,612
	150,476	Enel S.p.A.	683,887
	32,262	Engie S.A.	532,111
	108,071	ENN Energy Holdings Ltd.	527,131
	20,416	Gas Natural SDG S.A.	425,735
	535,816	Guangdong Investment Ltd.	756,605
	2,761	Kenon Holdings Ltd.*	24,477
	12,454	Korea Electric Power Corp.	676,486
	62,316	National Grid plc	889,163
	7,989	NextEra Energy, Inc.	939,347
	167,544	NTPC Ltd.	351,080
	110,561	Osaka Gas Co., Ltd.	398,591
	26,054	Pattern Energy Group, Inc.	547,134
	12,165	PG&E Corp.	708,003
	71,875	Power Assets Holdings Ltd.	683,825
	5,146	Red Electrica Corp. S.A.	460,228
	19,596	Severn Trent plc	638,837
	93,369	Snam S.p.A.	570,989
	24,916	SSE plc	550,483
	40,511	Suez Environnement Co.	746,603
	25,827	UGI Corp.	1,039,278

			14,747,557

		Total Common Stocks (cost $173,592,216)	$175,081,181

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
		Mexico - 0.2%
MXN	6,899,747	Mexican Udibonos 4.00%, 11/15/2040(4)	$430,516

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 0.3% - (continued)
		New Zealand - 0.1%
NZD	346,759	New Zealand Government Bond 2.00%, 09/20/2025(3)(4)	$244,803

		Total Foreign Government Obligations (cost $652,634)	$675,319

U.S. GOVERNMENT SECURITIES - 23.6%
		U.S. Treasury Securities - 23.6%
		U.S. Treasury Bonds - 6.8%
$	3,083,489	0.25%, 01/15/2025(4)	$3,121,712
	498,887	0.63%, 01/15/2026(4)	523,916
	1,862,637	0.75%, 02/15/2042(4)	1,814,616
	1,856,780	1.38%, 02/15/2044(4)	2,085,685
	1,245,025	1.75%, 01/15/2028(4)	1,450,048
	2,449,166	2.00%, 01/15/2026(4)	2,878,120
	1,069,066	2.38%, 01/15/2025(4)	1,276,936
	1,242,460	2.50%, 01/15/2029(4)	1,566,988
	1,136,179	3.63%, 04/15/2028(4)	1,569,524
	1,298,136	3.88%, 04/15/2029(4)	1,864,144

			18,151,689

		U.S. Treasury Notes - 16.8%
	3,434,464	0.13%, 04/15/2017(4)(5)	3,466,349
	4,610,611	0.13%, 04/15/2018(4)	4,688,116
	1,315,209	0.13%, 04/15/2019(4)	1,343,482
	2,511,187	0.13%, 04/15/2020(4)	2,564,093
	400,232	0.13%, 04/15/2021(4)	409,276
	4,002,952	0.13%, 01/15/2022(4)	4,068,676
	2,061,881	0.13%, 07/15/2022(4)	2,101,158
	4,954,490	0.13%, 01/15/2023(4)	5,007,132
	1,747,299	0.13%, 07/15/2024(4)	1,761,246
	2,037,517	0.38%, 07/15/2023(4)	2,103,710
	1,049,664	0.38%, 07/15/2025(4)	1,077,915
	1,472,661	0.63%, 07/15/2021(4)	1,546,965
	4,369,731	0.63%, 01/15/2024(4)	4,567,907
	2,795,573	1.13%, 01/15/2021(4)	2,987,405
	190,127	1.25%, 07/15/2020(4)	204,201
	2,519,845	1.38%, 01/15/2020(4)	2,693,674
	1,082,708	1.88%, 07/15/2019(4)	1,175,148
	1,766,687	2.13%, 01/15/2019(4)	1,903,261
	800,814	2.63%, 07/15/2017(4)	840,051

			44,509,765

		Total U.S. Government Securities (cost $61,767,991)	$62,661,454

EXCHANGE TRADED FUNDS - 1.3%
		Other Investment Pools & Funds - 1.3%
	588	ETFS Platinum Trust*	$60,952
	26,511	Vaneck Vectors Agri Business ETF	1,291,351
	78,020	Vaneck Vectors Gold Miners ETF	2,015,256

		Total Exchange Traded Funds (cost $2,960,218)	$3,367,559

WARRANTS - 0.0%
		Materials - 0.0%
	19,250	Shandong Denghai Seeds Co., Ltd. , Expires 4/24/18*	$40,225

		Total Warrants (cost $23,288)	$40,225

The accompanying notes are an integral part of these financial statements.

41

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
RIGHTS - 0.0%
	Materials - 0.0%
2,785	Usinas Siderurgicas de Minas Gerais S.A. , Expires 5/16/23*	$65

	Total Rights (cost $—)	$65

	Total Long-Term Investments (cost $238,996,347)	$241,825,803

SHORT-TERM INVESTMENTS - 5.4%
	Other Investment Pools & Funds - 5.4%
14,419,454	Federated Prime Obligations Fund	$14,419,454

	Total Short-Term Investments (cost $14,419,454)	$14,419,454

Total Investments Excluding Purchased Options (cost $253,415,801)	96.5%	$256,245,257

Total Purchased Options (cost $32,172)	0.0%	$40,963

Total Investments (cost $253,447,973) ^	96.5%	$256,286,220
Other Assets and Liabilities	3.5%	9,326,438

Total Net Assets	100.0%	$265,612,658

The accompanying notes are an integral part of these financial statements.

42

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

The Consolidated Schedule of Investments includes investments held by The Hartford Cayman Global Real-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2016, the Fund invested 16.4% of its total assets in the Subsidiary.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$15,006,013
Unrealized Depreciation	(12,167,766)

Net Unrealized Appreciation	$2,838,247

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $1,052, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
01/2013	3,730	CNK International Co., Ltd.	$20,155
05/2015	73	Pacific Exploration and Production Corp.	43

			$20,198

At April 30, 2016, the aggregate value of these securities was $1,052, which represents 0.0% of total net assets.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $347,931, which represents 0.1% of total net assets.

(4)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(5)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

43

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Exchange Traded Option Contracts Outstanding at April 30, 2016
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
Corn Future Option	400.00 USD	11/25/16	USD	6	$8,700	$6,640	$2,060
Soybean Future Option	900.00 USD	10/21/16	USD	2	11,763	3,454	8,309

Total Calls				8	$20,463	$10,094	$10,369

Puts
Copper Future Option	4,800.00 USD	06/01/16	USD	4	$7,900	$9,412	$(1,512)
Corn Future Option	350.00 USD	11/25/16	USD	24	12,600	12,667	(67)

Total Puts				28	$20,500	$22,079	$(1,579)

Total purchased option contracts				36	$40,963	$32,173	$8,790

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	42	05/31/2016	$1,720,020	$1,989,540	$269,520
Brent Crude Oil Future	15	07/29/2016	559,470	721,350	161,880
Brent Crude Oil Future	21	10/31/2016	872,507	1,025,430	152,923
Coffee Future	2	07/19/2016	102,038	91,125	(10,913)
Coffee Future	6	12/19/2016	281,755	282,937	1,182
Corn Future	42	07/14/2016	792,314	822,675	30,361
Cotton No. 2 Future	5	12/07/2016	141,963	156,800	14,837
Gasoline Future	2	05/31/2016	119,407	134,770	15,363
Gasoline Future	4	06/30/2016	268,201	270,211	2,010
Gold 100oz Future	10	06/28/2016	1,241,550	1,290,500	48,950
Henry Hub Natural Gas Future	10	12/28/2016	109,522	78,925	(30,597)
Henry Hub Natural Gas Future	10	01/27/2017	109,522	78,625	(30,897)
Henry Hub Natural Gas Future	10	02/24/2017	109,522	77,450	(32,072)
Henry Hub Natural Gas Future	11	03/29/2017	120,475	79,558	(40,917)
Henry Hub Natural Gas Future	11	04/26/2017	120,475	79,145	(41,330)
Henry Hub Natural Gas Future	11	05/26/2017	120,475	79,888	(40,587)
Henry Hub Natural Gas Future	11	06/28/2017	120,475	80,823	(39,652)
Henry Hub Natural Gas Future	11	07/27/2017	120,475	81,153	(39,322)
Henry Hub Natural Gas Future	11	08/29/2017	120,475	81,098	(39,377)
Henry Hub Natural Gas Future	11	09/27/2017	120,474	81,977	(38,497)
Henry Hub Natural Gas Future	11	10/27/2017	120,474	83,902	(36,572)
Henry Hub Natural Gas Future	10	11/28/2017	109,523	79,725	(29,798)
KC Hard Red Winter Wheat Future	22	07/14/2016	512,553	526,350	13,797
LME Copper Future	32	06/13/2016	3,805,345	4,045,800	240,455
LME Nickel Future	27	06/13/2016	1,340,120	1,527,417	187,297
LME Primary Aluminum Future	13	06/13/2016	490,552	545,919	55,367
LME Primary Aluminum Future	2	09/19/2016	82,818	84,037	1,219
LME Zinc Future	4	05/16/2016	185,371	193,400	8,029
LME Zinc Future	19	06/13/2016	835,447	919,125	83,678
Low Sulphur Gas Oil Future	17	06/10/2016	648,753	703,800	55,047
Natural Gas Future	20	06/28/2016	440,392	464,400	24,008
Natural Gas Future	15	07/27/2016	337,597	361,800	24,203
Natural Gas Future	15	08/29/2016	340,350	368,550	28,200
Palladium Future	13	06/28/2016	695,177	815,945	120,768
Platinum Future	7	07/27/2016	344,101	377,440	33,339
Primary Aluminum Future	14	12/19/2016	540,874	588,175	47,301
Silver Future	10	07/27/2016	790,176	890,950	100,774
Soybean Future	17	11/14/2016	855,176	856,587	1,411

The accompanying notes are an integral part of these financial statements.

44

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Futures Contracts Outstanding at April 30, 2016 - (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts: - (continued)
Soybean Meal Future	6	07/14/2016	$168,883	$200,880	$31,997
Soybean Oil Future	7	12/14/2016	139,214	141,750	2,536
Sugar No. 11 Future	83	06/30/2016	1,354,338	1,517,107	162,769
Uranium Future	22	12/23/2016	163,802	153,725	(10,077)
WTI Crude Future	40	05/20/2016	1,566,639	1,836,800	270,161
WTI Crude Future	6	11/21/2016	310,637	289,320	(21,317)
WTI Crude Future	2	11/20/2017	103,505	99,320	(4,185)
Wheat Future	6	07/14/2016	141,259	146,550	5,291
Wheat Future	52	12/14/2016	1,299,621	1,341,600	41,979

Total					$1,750,542

Short position contracts:
Brent Crude Oil Future	3	10/26/2016	$7,244	$14,940	$(7,696)
Brent Crude Oil Future	3	10/26/2017	36,451	65,730	(29,279)
Brent Crude Oil Future	6	10/31/2017	377,804	306,060	71,744
Brent Crude Oil Future	6	10/31/2018	366,345	316,920	49,425
Cattle Feeder Future	6	05/26/2016	462,065	421,275	40,790
Cattle Feeder Future	3	08/25/2016	225,739	210,563	15,176
Cocoa Future	11	07/14/2016	340,203	355,630	(15,427)
LME Copper Future	5	06/13/2016	572,044	632,156	(60,112)
LME Lead Future	4	05/16/2016	180,481	180,200	281
LME Nickel Future	5	06/13/2016	255,048	282,855	(27,807)
LME Primary Aluminum Future	4	06/13/2016	159,922	167,975	(8,053)
LME Zinc Future	3	06/13/2016	133,627	145,125	(11,498)
Lean Hogs Future	22	06/14/2016	705,859	718,960	(13,101)
Live Cattle Future	22	06/30/2016	1,126,684	1,011,340	115,344
Natural Gas Future	6	12/28/2016	176,264	189,420	(13,156)
Primary Aluminum Future	36	12/19/2016	1,532,873	1,512,450	20,423
Soybean Future	6	07/14/2016	267,764	308,925	(41,161)
U.S. Treasury 10-Year Note Future	6	06/21/2016	780,271	780,375	(104)

Total					$85,789

Total futures contracts					$1,836,331

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Platinum Spot	GSC	USD	307,224	(Platinum Spot	)	10/31/16	$—	$—	$18,666	$18,666
S&P GSCI Industrial Metals	GSC	USD	262,221	(S&P GSCI Industrial Metals Index Excess Return	)	05/31/16	—	—	—	0

Total							$—	$—	$18,666	$18,666

The accompanying notes are an integral part of these financial statements.

45

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CAD	Sell	05/31/16	SSG	$6,530,051	$6,576,127	$(46,076)
CNY	Sell	05/31/16	HSBC	2,528,267	2,538,177	(9,910)
CNY	Sell	05/31/16	BOA	2,528,148	2,538,330	(10,182)
EUR	Sell	05/31/16	SSG	8,507,130	8,629,910	(122,780)
JPY	Sell	05/31/16	TDB	12,715,414	13,304,595	(589,181)
MXN	Buy	05/31/16	GSC	144,360	147,936	3,576
MXN	Sell	05/31/16	GSC	262,709	269,218	(6,509)
NZD	Sell	05/31/16	BNP	242,889	246,069	(3,180)
RUB	Buy	05/31/16	HSBC	2,608,864	2,677,572	68,708

Total						$(715,534)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank

Currency Abbreviations:
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	Russian Ruble
USD	United States Dollar

Index Abbreviations:
GSCI	Goldman Sachs Commodity
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

46

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$494,161	$—	$494,161	$—
Banks	4,794,505	—	4,794,505	—
Capital Goods	4,884,937	995,992	3,887,930	1,015
Commercial & Professional Services	608,455	27,604	580,851	—
Diversified Financials	1,157,032	199,205	957,827	—
Energy	83,885,571	49,535,458	34,350,076	37
Food & Staples Retailing	685,027	19,469	665,558	—
Food, Beverage & Tobacco	3,973,984	2,733,127	1,240,857	—
Insurance	2,336,023	—	2,336,023	—
Materials	46,998,458	22,834,363	24,164,095	—
Media	1,129,011	637,129	491,882	—
Pharmaceuticals, Biotechnology & Life Sciences	200,239	54,607	145,632	—
Real Estate	1,711,822	1,519,514	192,308	—
Retailing	312,203	25,092	287,111	—
Semiconductors & Semiconductor Equipment	1,963,554	802,559	1,160,995	—
Software & Services	649,902	—	649,902	—
Telecommunication Services	2,105,193	269,735	1,835,458	—
Transportation	2,443,547	649,139	1,794,408	—
Utilities	14,747,557	4,483,430	10,264,127	—
Foreign Government Obligations	675,319	—	675,319	—
U.S. Government Securities	62,661,454	—	62,661,454	—
Exchange Traded Funds	3,367,559	3,367,559	—	—
Warrants	40,225	—	40,225	—
Rights	65	65	—	—
Short-Term Investments	14,419,454	14,419,454	—	—
Purchased Options	40,963	40,963	—	—
Foreign Currency Contracts(2)	72,284	—	72,284	—
Futures Contracts(2)	2,549,835	2,549,835	—	—
Swaps - Total Return(2)	18,666	—	18,666	—

Total	$258,927,005	$105,164,299	$153,761,654	$1,052

Liabilities
Foreign Currency Contracts(2)	$(787,818)	$—	$(787,818)	$—
Futures Contracts(2)	(713,504)	(676,529)	(36,975)	—

Total	$(1,501,322)	$(676,529)	$(824,793)	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $566,876 were transferred from Level 1 to Level 2, and investments valued at $392,626 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

47

The Hartford Global Real Asset Fund (consolidated)

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$20,059	$20,059
Purchases	544	544
Sales	(369)	(369)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	(59,760)	(59,760)
Net change in unrealized appreciation/depreciation	55,722	55,722
Transfers into Level 3(1)	400	400
Transfers out of Level 3(1)	(15,544)	(15,544)

Ending balance	$1,052	$1,052

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $(3,209).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

48

Hartford Long/Short Global Equity Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 116.8%
	Automobiles & Components - 2.2%
15,300	Keihin Corp.	$222,307
6,160	Tenneco, Inc.*	328,328

		550,635

	Banks - 5.0%
125,486	Genworth Mortgage Insurance Australia Ltd.	226,623
7,300	Grupo Financiero Galicia S.A. ADR	207,831
92,550	Metropolitan Bank & Trust Co.	160,264
9,590	Western Alliance BanCorp.*	350,802
10,390	Zions BanCorp.	285,933

		1,231,453

	Capital Goods - 6.5%
8,827	Applied Industrial Technologies, Inc.	404,542
15,000	Kyudenko Corp.	380,911
7,303	Owens Corning	336,449
3,351	Teledyne Technologies, Inc.*	311,476
12,000	Voltronic Power Technology Corp.	188,911

		1,622,289

	Commercial & Professional Services - 4.3%
17,528	Berendsen plc	302,843
10,975	Herman Miller, Inc.	331,116
6,330	Robert Half International, Inc.	242,502
181,052	Spotless Group Holdings Ltd.	177,448

		1,053,909

	Consumer Durables & Apparel - 2.1%
56,000	ANTA Sports Products Ltd.	142,645
12,797	Electrolux AB Series B	371,877

		514,522

	Consumer Services - 4.2%
6,290	Cheesecake Factory, Inc.	320,853
21,303	Domino’s Pizza Group plc	286,411
61,600	Kroton Educacional S.A.	229,259
5,293	New Oriental Education & Technology Group, Inc. ADR	207,274

		1,043,797

	Diversified Financials - 4.8%
40,700	BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	203,308
39,311	Cerved Information Solutions S.p.A.	316,910
46,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	200,475
20,520	Santander Consumer USA Holdings, Inc.*	270,248
11,120	Solar Capital Ltd.	196,046

		1,186,987

	Energy - 6.5%
11,404	Caltex Australia Ltd.	279,890
23,106	Ensco plc Class A	276,348
9,530	Newfield Exploration Co.*	345,463
8,830	PBF Energy, Inc. Class A	284,149
29,400	Precision Drilling Corp.	152,542
36,700	Veresen, Inc.	265,590

		1,603,982

	Food & Staples Retailing - 0.6%
21,155	Clicks Group Ltd.	154,510

	Food, Beverage & Tobacco - 5.0%
71,521	Cloetta AB Class B	240,723
55,823	Greencore Group plc	294,588

Shares or Principal Amount		Market Value†
COMMON STOCKS - 116.8% - (continued)
	Food, Beverage & Tobacco - 5.0% - (continued)
11,655	Gruma S.A.B. de C.V. Class B	$169,887
36,700	Heineken Malaysia Bhd	141,177
4,368	Sanderson Farms, Inc.	400,720

		1,247,095

	Health Care Equipment & Services - 6.8%
1,120	BioMerieux	144,560
17,350	Community Health Systems, Inc.*	331,038
12,563	Globus Medical, Inc. Class A*	314,577
4,230	LifePoint Health, Inc.*	285,779
6,296	Surgical Care Affiliates, Inc.*	304,412
3,330	WellCare Health Plans, Inc.*	299,667

		1,680,033

	Insurance - 4.8%
4,440	Assurant, Inc.	375,491
14,598	Assured Guaranty Ltd.	377,650
38,887	Coface S.A.	314,114
12,460	Tongyang Life Insurance Co., Ltd.	115,489

		1,182,744

	Materials - 10.0%
12,613	Buzzi Unicem S.p.A.	239,578
5,840	Cabot Corp.	284,934
6,520	Carpenter Technology Corp.	230,873
24,520	Graphic Packaging Holding Co.	325,626
9,407	PolyOne Corp.	338,464
5,128	Reliance Steel & Aluminum Co.	379,318
4,984	Vidrala S.A.	294,763
19,836	Wienerberger AG	391,794

		2,485,350

	Media - 1.3%
18,900	TV Asahi Holdings Corp.	313,870

	Pharmaceuticals, Biotechnology & Life Sciences - 3.6%
12,713	Almirall S.A.	209,282
7,341	H. Lundbeck A/S*	245,285
3,200	ICON plc*	216,256
3,716	Ipsen S.A.	224,665

		895,488

	Real Estate - 12.4%
21,392	Big Yellow Group plc REIT	251,985
4,010	Coresite Realty Corp. REIT	300,469
52,804	GPT Group REIT	201,104
16,674	Grand City Properties S.A.	368,904
117,921	Hibernia plc REIT	174,048
67,000	Kenedix, Inc.	286,358
49,000	Leopalace21 Corp.	294,026
43,495	MFA Financial, Inc. REIT	300,550
23,603	Redwood Trust, Inc. REIT	305,895
13,000	Retail Properties of America, Inc. Class A, REIT	207,870
42,561	UNITE Group plc	393,563

		3,084,772

	Retailing - 6.8%
8,410	Abercrombie & Fitch Co. Class A	224,799
20,693	Chico’s FAS, Inc.	260,939
12,490	Haverty Furniture Cos., Inc.	233,188
3,942	Hornbach Holding AG & Co. KGaA	257,664
8,400	K’s Holdings Corp.	282,313
128,600	Matahari Department Store Tbk PT	184,395
9,374	WH Smith plc	229,644

		1,672,942

The accompanying notes are an integral part of these financial statements.

49

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 116.8% - (continued)
	Semiconductors & Semiconductor Equipment - 4.1%
22,200	Entegris, Inc.*	$295,038
5,814	First Solar, Inc.*	324,654
8,750	ON Semiconductor Corp.*	82,862
11,000	Silergy Corp.	146,085
92,000	Win Semiconductors Corp.	172,757

		1,021,396

	Software & Services - 10.4%
13,889	Cadence Design Systems, Inc.*	322,086
10,782	Cardtronics, Inc.*	425,026
11,908	Convergys Corp.	315,562
19,100	Dena Co., Ltd.	321,444
5,691	Exlservice Holdings, Inc.*	275,387
3,028	Imperva, Inc.*	140,741
4,621	Temenos Group AG*	239,803
6,596	Verint Systems, Inc.*	223,209
11,472	Worldline S.A.*	321,677

		2,584,935

	Technology Hardware & Equipment - 2.0%
12,846	Ciena Corp.*	216,198
7,220	Hollysys Automation Technologies Ltd.*	138,407
196,075	Inari Amertron Bhd	136,917

		491,522

	Telecommunication Services - 3.5%
165,286	Bezeq The Israeli Telecommunication Corp. Ltd.	348,332
85,204	SmarTone Telecommunications Holdings Ltd.	140,851
82,564	Vonage Holdings Corp.*	385,574

		874,757

	Transportation - 5.9%
6,435	DSV A/S	270,901
13,645	Gol Linhas Aereas Inteligentes S.A. ADR	96,334
16,000	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	151,075
20,300	Hitachi Transport System Ltd.	340,199
60,800	JSL S.A.	162,994
4,114	Landstar System, Inc.	269,673
71,011	Qantas Airways Ltd.	173,141

		1,464,317

	Utilities - 4.0%
5,150	Avangrid, Inc.	206,515
22,200	Cia de Saneamento Basico do Estado de Sao Paulo	170,409
24,000	ENN Energy Holdings Ltd.	117,063
4,321	Korea Gas Corp.	156,333
23,341	RWE AG*	349,709

		1,000,029

	Total Common Stocks (cost $27,450,650)	$28,961,334

EXCHANGE TRADED FUNDS - 0.9%
	Other Investment Pools & Funds - 0.9%
10,610	WisdomTree India Earnings Fund	$207,744

	Total Exchange Traded Funds (cost $214,977)	$207,744

	Total Long-Term Investments (cost $27,665,627)	$29,169,078

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
119,318	Federated Prime Obligations Fund	$119,318

	Total Short-Term Investments (cost $119,318)	$119,318

Total Investments (cost $27,784,945)^	118.2%	$29,288,396

Total Securities Sold Short (proceeds $13,980,591)	(57.4)%	$(14,220,165)
Other Assets and Liabilities	39.2%	9,719,845

Total Net Assets	100.0%	$24,788,076

SECURITIES SOLD SHORT - (57.4%)
COMMON STOCKS - (57.4%)
	Automobiles & Components - (0.7%)
(75,041)	Brilliance China Automotive Holdings Ltd.	$(74,016)
(3,002)	Eagle Industry Co., Ltd.	(39,469)
(2,713)	Mitsuba Corp.	(38,840)
(8,067)	Piaggio & C S.p.A.	(17,930)

		(170,255)

	Banks - (3.3%)
(27,123)	Banregio Grupo Financiero S.A.B. de C.V.	(162,852)
(10,051)	Beneficial Bancorp, Inc.*	(139,608)
(6,225)	Capitol Federal Financial, Inc.	(82,730)
(10,925)	Kearny Financial Corp.	(137,873)
(2,299)	Suruga Bank Ltd.	(44,702)
(7,783)	TFS Financial Corp.	(139,316)
(2,223)	Westamerica BanCorp.	(108,305)

		(815,386)

	Capital Goods - (4.3%)
(3,085)	Air Lease Corp.	(94,031)
(37,719)	Cobham plc	(85,102)
(13,346)	Keihan Holdings Co., Ltd.	(96,771)
(7,781)	Miura Co., Ltd.	(145,686)
(2,000)	RBC Bearings, Inc.*	(146,600)
(17,728)	Rotork plc	(48,499)
(2,668)	SHO-BOND Holdings Co., Ltd.	(115,442)
(37,833)	Sumitomo Mitsui Construction Co., Ltd.	(32,779)
(377)	Totetsu Kogyo Co., Ltd.	(10,983)
(5,777)	Ultra Electronics Holdings plc	(149,181)
(3,874)	Zodiac Aerospace	(90,890)
(3,547)	Zumtobel Group AG	(46,162)

		(1,062,126)

	Commercial & Professional Services - (2.0%)
(2,886)	Advisory Board Co.*	(91,313)
(5,149)	Applus Services S.A.	(47,643)
(8,783)	Covanta Holding Corp.	(142,812)
(4,357)	Mobile Mini, Inc.	(140,513)
(5,925)	SEEK Ltd.	(73,321)

		(495,602)

	Consumer Durables & Apparel - (1.7%)
(230,926)	Li & Fung Ltd.	(142,818)
(266,075)	Li Ning Co., Ltd.*	(115,397)
(545)	Rinnai Corp.	(48,098)
(4,852)	Salvatore Ferragamo S.p.A.	(112,461)

		(418,774)

The accompanying notes are an integral part of these financial statements.

50

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (57.4%) - (continued)
COMMON STOCKS - (57.4%) - (continued)
	Consumer Services - (3.5%)
(1,878)	2U, Inc.*	$(52,640)
(2,308)	Bright Horizons Family Solutions, Inc.*	(151,451)
(2,251)	Dunkin’ Brands Group, Inc.	(104,672)
(6,670)	Fuji Kyuko Co., Ltd.	(89,158)
(7,082)	Houghton Mifflin Harcourt Co.*	(145,252)
(6,280)	McDonald’s Holdings Co. Japan Ltd.	(156,890)
(128,747)	Shangri-La Asia Ltd.	(157,283)

		(857,346)

	Diversified Financials - (4.9%)
(11,728)	Anima Holding S.p.A.	(83,292)
(1,771)	Artisan Partners Asset Management, Inc. Class A	(57,221)
(4,899)	Banca Generali S.p.A.	(145,780)
(88,068)	Bolsa Mexicana de Valores S.A.B. de C.V.	(146,041)
(25,372)	Brewin Dolphin Holdings plc	(101,695)
(30,078)	Coronation Fund Managers Ltd.	(156,272)
(4,685)	Financial Engines, Inc.	(150,904)
(3,342)	First Cash Financial Services, Inc.	(152,830)
(89,287)	First Pacific Co., Ltd.	(56,541)
(1,497)	Greenhill & Co., Inc.	(32,964)
(1,644)	Morningstar, Inc.	(136,781)

		(1,220,321)

	Energy - (0.3%)
(7,037)	Oasis Petroleum, Inc.*	(68,188)

	Food & Staples Retailing - (0.5%)
(397)	Cosmos Pharmaceutical Corp.	(67,965)
(11,522)	Distribuidora Internacional de Alimentacion S.A.	(64,113)

		(132,078)

	Food, Beverage & Tobacco - (2.6%)
(1,834)	AAK AB	(138,707)
(685)	Coca-Cola Bottling Co. Consolidated	(109,168)
(2,256)	Ito En Ltd.	(68,860)
(7,182)	Kagome Co., Ltd.	(153,341)
(3,650)	Snyder’s-Lance, Inc.	(116,691)
(700)	TreeHouse Foods, Inc.*	(61,880)

		(648,647)

	Health Care Equipment & Services - (3.3%)
(787)	DexCom, Inc.*	(50,667)
(7,167)	Endologix, Inc.*	(80,342)
(24,931)	Healthscope Ltd.	(51,345)
(2,318)	K2M Group Holdings, Inc.*	(37,691)
(2,281)	Nevro Corp.*	(153,397)
(4,768)	NxStage Medical, Inc.*	(76,860)
(1,649)	Orpea	(136,041)
(37,700)	Raffles Medical Group Ltd.	(131,589)
(8,266)	Ryman Healthcare Ltd.	(51,528)
(3,904)	Select Medical Holdings Corp.*	(52,236)

		(821,696)

	Insurance - (4.0%)
(3,959)	Brown & Brown, Inc.	(139,001)
(6,075)	Discovery Ltd.	(54,371)
(1,433)	Erie Indemnity Co. Class A	(135,261)
(2,533)	Mercury General Corp.	(133,996)
(42,471)	Rand Merchant Investment Holdings Ltd.	(127,179)
(2,251)	RLI Corp.	(139,967)
(4,663)	Topdanmark A/S*	(123,476)
(7,199)	Tryg A/S	(136,031)

		(989,282)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (57.4%) - (continued)
COMMON STOCKS - (57.4%) - (continued)
	Materials - (4.3%)
(7,504)	Air Water, Inc.	$(112,731)
(1,934)	Compass Minerals International, Inc.	(144,973)
(3,399)	FMC Corp.	(147,041)
(3,344)	FP Corp.	(147,910)
(5,811)	K+S AG	(145,044)
(39,518)	Northam Platinum Ltd.*	(134,667)
(6,640)	Olin Corp.	(144,686)
(4,419)	Platform Specialty Products Corp.*	(45,516)
(44,854)	PPC Ltd.	(47,258)
(124)	Taiyo Holdings Co., Ltd.	(4,117)

		(1,073,943)

	Media - (1.1%)
(2,469)	Liberty Broadband Corp. Class C*	(141,350)
(3,193)	Tribune Media Co. Class A	(123,090)

		(264,440)

	Real Estate - (3.6%)
(35)	Alexander’s, Inc. REIT	(13,393)
(1,221)	American Assets Trust, Inc. REIT	(48,437)
(264)	Cofinimmo S.A. REIT	(32,817)
(11)	Hoshino Resorts REIT, Inc. REIT	(134,046)
(57,015)	IMMOFINANZ AG*	(134,496)
(27)	Industrial & Infrastructure Fund Investment Corp. REIT	(136,408)
(5,296)	Outfront Media, Inc. REIT	(114,870)
(12,176)	Spirit Realty Capital, Inc. REIT	(139,172)
(1,918)	Taubman Centers, Inc. REIT	(133,205)

		(886,844)

	Retailing - (3.4%)
(2,263)	ASOS plc*	(119,387)
(2,919)	Cabela’s, Inc.*	(152,226)
(1,272)	Dufry AG*	(167,672)
(2,335)	Matsuya Co., Ltd.	(18,349)
(1,834)	Monro Muffler Brake, Inc.	(126,950)
(4,984)	Yoox Net-A-Porter Group S.p.A.*	(146,235)
(758)	zooplus AG*	(106,519)

		(837,338)

	Semiconductors & Semiconductor Equipment - (0.8%)
(16,663)	Advanced Micro Devices, Inc.*	(59,154)
(7,900)	ASM Pacific Technology Ltd.	(56,928)
(463)	U-Blox AG*	(92,073)

		(208,155)

	Software & Services - (4.1%)
(1,778)	Bitauto Holdings Ltd. ADR*	(44,379)
(777)	CoStar Group, Inc.*	(153,310)
(2,264)	Gemalto N.V.	(147,164)
(2,332)	Interactive Intelligence Group, Inc.*	(86,680)
(2,761)	New Relic, Inc.*	(71,179)
(3,319)	Paylocity Holding Corp.*	(127,018)
(4,006)	PTC, Inc.*	(146,059)
(695)	SPS Commerce, Inc.*	(35,396)
(3,350)	Yelp, Inc.*	(70,350)
(6,398)	Zendesk, Inc.*	(144,595)

		(1,026,130)

	Technology Hardware & Equipment - (1.4%)
(1,704)	Hamamatsu Photonics KK	(47,355)
(4,597)	National Instruments Corp.	(126,739)

The accompanying notes are an integral part of these financial statements.

51

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SECURITIES SOLD SHORT - (57.4%) - (continued)
COMMON STOCKS - (57.4%) - (continued)
	Technology Hardware & Equipment - (1.4%) - (continued)
(3,077)	Topcon Corp.	$(37,877)
(1,868)	ViaSat, Inc.*	(143,276)

		(355,247)

	Telecommunication Services - (1.9%)
(7,754)	Cellnex Telecom SAU	(128,146)
(3,651)	Drillisch AG	(150,992)
(5,112)	Euskaltel S.A.*	(56,367)
(1,983)	Sunrise Communications Group AG*	(121,454)

		(456,959)

	Transportation - (3.7%)
(31,983)	Auckland International Airport Ltd.	(137,198)
(49,681)	BBA Aviation plc	(145,474)
(7,523)	Europcar Groupe S.A.*	(87,228)
(16,224)	Keikyu Corp.	(146,862)
(3,598)	Oesterreichische Post AG*	(140,607)
(90,613)	Singapore Post Ltd.	(105,543)
(22,920)	Sotetsu Holdings, Inc.	(147,194)

		(910,106)

	Utilities - (2.0%)
(1,907)	American States Water Co.	(79,503)
(3,320)	California Water Service Group	(92,727)
(10,767)	Pennon Group plc	(127,953)
(3,576)	Portland General Electric Co.	(142,039)
(11,300)	TransAlta Corp.	(59,080)

		(501,302)

	Total Common Stocks (Proceeds $(13,980,591))	$(14,220,165)

	Total Securities Sold Short (Proceeds $(13,980,591))	$(14,220,165)

The accompanying notes are an integral part of these financial statements.

52

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$2,626,696
Unrealized Depreciation	(1,123,245)

Net Unrealized Appreciation	$1,503,451

*	Non-income producing.

OTC Total Return Swap Contracts Outstanding at April 30, 2016

Reference Entity	Counter- party	Notional Amount	Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
EcoRodovias Infraestrutura e Logistica SA	CBK	USD 180,204	1M LIBOR -0.5%	03/31/17	$—	$—	$(186)	$(186)

Foreign Currency Contracts Outstanding at April 30, 2016

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CAD	Buy	05/04/16	SSG	$32,587	$32,608	$21

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
SSG	State Street Global Markets LLC

Currency Abbreviations:
CAD	Canadian Dollar

Other Abbreviations:
ADR	American Depositary Receipt
OTC	Over-the-Counter
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

53

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$550,635	$328,328	$222,307	$—
Banks	1,231,453	844,566	386,887	—
Capital Goods	1,622,289	1,052,467	569,822	—
Commercial & Professional Services	1,053,909	573,618	480,291	—
Consumer Durables & Apparel	514,522	—	514,522	—
Consumer Services	1,043,797	757,386	286,411	—
Diversified Financials	1,186,987	669,602	517,385	—
Energy	1,603,982	1,324,092	279,890	—
Food & Staples Retailing	154,510	154,510	—	—
Food, Beverage & Tobacco	1,247,095	570,607	676,488	—
Health Care Equipment & Services	1,680,033	1,535,473	144,560	—
Insurance	1,182,744	753,141	429,603	—
Materials	2,485,350	1,853,978	631,372	—
Media	313,870	—	313,870	—
Pharmaceuticals, Biotechnology & Life Sciences	895,488	216,256	679,232	—
Real Estate	3,084,772	1,288,832	1,795,940	—
Retailing	1,672,942	718,926	954,016	—
Semiconductors & Semiconductor Equipment	1,021,396	702,554	318,842	—
Software & Services	2,584,935	1,702,011	882,924	—
Technology Hardware & Equipment	491,522	354,605	136,917	—
Telecommunication Services	874,757	385,574	489,183	—
Transportation	1,464,317	680,076	784,241	—
Utilities	1,000,029	376,924	623,105	—
Exchange Traded Funds	207,744	207,744	—	—
Short-Term Investments	119,318	119,318	—	—
Foreign Currency Contracts(2)	21	—	21	—

Total	$29,288,417	$17,170,588	$12,117,829	$—

Liabilities
Securities Sold Short
Automobiles & Components	$(170,255)	$—	$(170,255)	$—
Banks	(815,386)	(770,684)	(44,702)	—
Capital Goods	(1,062,126)	(240,631)	(821,495)	—
Commercial & Professional Services	(495,602)	(374,638)	(120,964)	—
Consumer Durables & Apparel	(418,774)	—	(418,774)	—
Consumer Services	(857,346)	(454,015)	(403,331)	—
Diversified Financials	(1,220,321)	(676,741)	(543,580)	—
Energy	(68,188)	(68,188)	—	—
Food & Staples Retailing	(132,078)	—	(132,078)	—
Food, Beverage & Tobacco	(648,647)	(287,739)	(360,908)	—
Health Care Equipment & Services	(821,696)	(451,193)	(370,503)	—
Insurance	(989,282)	(548,225)	(441,057)	—
Materials	(1,073,943)	(616,883)	(457,060)	—
Media	(264,440)	(264,440)	—	—
Real Estate	(886,844)	(449,077)	(437,767)	—
Retailing	(837,338)	(279,176)	(558,162)	—
Semiconductors & Semiconductor Equipment	(208,155)	(59,154)	(149,001)	—
Software & Services	(1,026,130)	(878,966)	(147,164)	—
Technology Hardware & Equipment	(355,247)	(270,015)	(85,232)	—
Telecommunication Services	(456,959)	—	(456,959)	—
Transportation	(910,106)	—	(910,106)	—
Utilities	(501,302)	(373,349)	(127,953)	—
Swaps - Total Return(2)	(186)	—	(186)	—

Total	$(14,220,351)	$(7,063,114)	$(7,157,237)	$—

The accompanying notes are an integral part of these financial statements.

54

Hartford Long/Short Global Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

(1)	For the six-month period ended April 30, 2016, investments valued at $764,353 were transferred from Level 1 to Level 2, and investments valued at $143,711 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

55

Hartford Real Total Return Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.9%
	Automobiles & Components - 1.4%
8,249	Fuji Heavy Industries Ltd.	$270,856
7,035	HI-LEX Corp.	181,455
27,287	Isuzu Motors Ltd.	291,978
12,657	Nissin Kogyo Co., Ltd.	175,051
9,770	Tachi-S Co., Ltd.	133,937
6,421	Tokai Rika Co., Ltd.	118,889
6,190	Toyota Industries Corp.	268,571
8,200	TS Tech Co., Ltd.	187,281
8,300	Tung Thih Electronic Co., Ltd.	147,524

		1,775,542

	Banks - 0.7%
13,743	Japan Post Bank Co., Ltd.	167,789
64,811	Mitsubishi UFJ Financial Group, Inc.	299,091
19,494	San-In Godo Bank Ltd.	125,597
9,311	Sumitomo Mitsui Financial Group, Inc.	280,184

		872,661

	Capital Goods - 1.7%
3,439	Arcam AB*	75,063
390	Babcock & Wilcox Enterprises, Inc.*	8,912
548	General Electric Co.	16,851
31,436	Hazama Ando Corp.	153,346
3,205	Inaba Denki Sangyo Co., Ltd.	100,633
19,940	ITOCHU Corp.	253,410
11,318	JGC Corp.	193,028
22,358	Kinden Corp.	262,599
10,371	Kuroda Electric Co., Ltd.	159,930
253	Lockheed Martin Corp.	58,792
15,406	Namura Shipbuilding Co., Ltd.	114,218
11,780	Nippo Corp.	195,319
453	Raytheon Co.	57,237
23,328	Takuma Co., Ltd.	200,533
43,900	Toshiba Machine Co., Ltd.	130,779
12,172	Ushio, Inc.	165,550
483	Vinci S.A.	36,074

		2,182,274

	Commercial & Professional Services - 0.4%
5,889	Aeon Delight Co., Ltd.	162,597
7,648	Recruit Holdings Co., Ltd.	236,293
549	Republic Services, Inc.	25,841
1,566	Securitas AB Class B	24,762
888	Waste Management, Inc.	52,206

		501,699

	Consumer Durables & Apparel - 0.8%
395	adidas AG	50,962
10,724	Alpine Electronics, Inc.	131,994
11,709	ANTA Sports Products Ltd.	29,825
11,687	Bandai Namco Holdings, Inc.	248,808
10,319	Funai Electric Co., Ltd.	86,523
200	Hasbro, Inc.	16,928
19,032	PanaHome Corp.	148,403
46,700	Pioneer Corp.*	125,143
3,257	Sankyo Co., Ltd.	123,314

		961,900

	Consumer Services - 0.3%
375	Domino’s Pizza, Inc.	45,330
5,222	HIS Co., Ltd.	128,976
275	McDonald’s Corp.	34,785

Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.9% - (continued)
	Consumer Services - 0.3% - (continued)
242	Panera Bread Co. Class A*	$51,906
1,633	Ruth’s Hospitality Group, Inc.	25,932
11,644	Star Entertainment Grp Ltd.	49,719
408	Texas Roadhouse, Inc.	16,614

		353,262

	Diversified Financials - 0.2%
20,390	Aizawa Securities Co., Ltd.	108,041
213	MarketAxess Holdings, Inc.	26,148
705	Nasdaq, Inc.	43,506
90	Partners Group Holding AG	37,119

		214,814

	Energy - 5.1%
5,117	Anadarko Petroleum Corp.	269,973
2,161	Cabot Oil & Gas Corp.	50,567
14,077	Callon Petroleum Co.*	147,949
2,381	Cimarex Energy Co.	259,243
2,730	Concho Resources, Inc.*	317,144
36,278	Crew Energy, Inc.*	146,882
7,076	Diamondback Energy, Inc.*	612,640
9,955	Energen Corp.	422,988
3,401	EOG Resources, Inc.	280,991
3,058	EQT Corp.	214,366
8,662	Japan Petroleum Exploration Co., Ltd.	201,646
47,263	Kelt Exploration Ltd.*	182,317
4,822	Keyera Corp.	155,302
23,195	Laredo Petroleum, Inc.*	282,515
4,204	Matador Resources Co.*	90,596
9,680	Newfield Exploration Co.*	350,900
2,835	Pioneer Natural Resources Co.	470,893
3,849	PrairieSky Royalty Ltd.	81,048
21,040	QEP Resources, Inc.	377,247
30,027	Raging River Exploration, Inc.*	243,385
10,832	Rice Energy, Inc.*	187,502
9,332	RSP Permian, Inc.*	285,653
10,729	Seven Generations Energy Ltd. Class A*	188,978
30,454	Synergy Resources Corp.*	219,878
38,121	WPX Energy, Inc.*	368,249

		6,408,852

	Food & Staples Retailing - 0.1%
730	CVS Health Corp.	73,365
346	Sundrug Co., Ltd.	24,585
620	Walgreens Boots Alliance, Inc.	49,154

		147,104

	Food, Beverage & Tobacco - 0.6%
784	Altria Group, Inc.	49,165
7,255	Asahi Group Holdings Ltd.	230,252
781	Coca-Cola Co.	34,989
5,032	Greencore Group plc	26,555
4,958	Japan Tobacco, Inc.	202,573
733	Molson Coors Brewing Co. Class B	70,097
629	Philip Morris International, Inc.	61,717
1,078	Reynolds American, Inc.	53,469

		728,817

	Health Care Equipment & Services - 3.8%
4,720	Abbott Laboratories	183,608
1,050	Acadia Healthcare Co., Inc.*	66,349
1,840	Aetna, Inc.	206,577

The accompanying notes are an integral part of these financial statements.

56

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.9% - (continued)
	Health Care Equipment & Services - 3.8% - (continued)
388	Anika Therapeutics, Inc.*	$17,716
340	athenahealth, Inc.*	45,322
4,780	Baxter International, Inc.	211,372
1,450	Becton Dickinson and Co.	233,827
17,650	Boston Scientific Corp.*	386,888
1,650	Cardinal Health, Inc.	129,459
210,010	CareView Communications, Inc.*	50,402
2,340	Cerner Corp.*	131,368
1,620	Community Health Systems, Inc.*	30,910
63,070	Corindus Vascular Robotics, Inc.*	66,223
613	Edwards Lifesciences Corp.*	65,107
4,290	Envision Healthcare Holdings, Inc.*	97,083
1,388	Essilor International S.A.	179,685
2,990	HCA Holdings, Inc.*	241,054
81	Intuitive Surgical, Inc.*	50,735
560	LifePoint Health, Inc.*	37,834
1,090	McKesson Corp.	182,924
6,840	Medtronic plc	541,386
3,200	Olympus Corp.	124,661
3,326	Paramount Bed Holdings Co., Ltd.	123,723
7,995	Smith & Nephew plc	135,390
2,280	St. Jude Medical, Inc.	173,736
1,940	Stryker Corp.	211,479
3,210	Team Health Holdings, Inc.*	134,274
4,020	UnitedHealth Group, Inc.	529,353
1,210	WellCare Health Plans, Inc.*	108,888

		4,697,333

	Household & Personal Products - 0.1%
284	Church & Dwight Co., Inc.	26,327
619	Colgate-Palmolive Co.	43,899

		70,226

	Insurance - 0.8%
9,147	MS&AD Insurance Group Holdings, Inc.	241,586
25,867	Sony Financial Holdings, Inc.	319,792
18,961	T&D Holdings, Inc.	181,503
9,635	Tokio Marine Holdings, Inc.	315,281

		1,058,162

	Materials - 0.7%
2,171	Agnico Eagle Mines Ltd.	102,493
345	AptarGroup, Inc.	26,220
390	Avery Dennison Corp.	28,318
874	Bemis Co., Inc.	43,857
1,312	Franco-Nevada Corp.	92,050
888	Randgold Resources Ltd. ADR	89,244
5,674	RPC Group plc	60,549
2,500	Tenma Corp.	37,216
5,035	Tokyo Ohka Kogyo Co., Ltd.	140,777
8,939	Yamato Kogyo Co., Ltd.	209,839

		830,563

	Media - 0.4%
2,956	Daiichikosho Co., Ltd.	123,921
15,785	Nippon Television Holdings, Inc.	254,265
9,354	TV Asahi Holdings Corp.	155,340

		533,526

	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
640	Actelion Ltd.*	103,731
990	Agilent Technologies, Inc.	40,511

Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.2% - (continued)
1,300	Alkermes plc*	$51,675
3,180	Allergan plc*	688,661
1,170	Alnylam Pharmaceuticals, Inc.*	78,437
26,000	Arena Pharmaceuticals, Inc.*	44,720
13,200	AstraZeneca plc ADR	382,272
13,829	Bristol-Myers Squibb Co.	998,177
3,590	Celgene Corp.*	371,242
214	Charles River Laboratories International, Inc.*	16,964
5,000	Daiichi Sankyo Co., Ltd.	117,837
2,700	Eisai Co., Ltd.	167,129
7,900	Eli Lilly & Co.	596,687
790	Illumina, Inc.*	106,642
5,180	Incyte Corp.*	374,359
1,010	Ironwood Pharmaceuticals, Inc.*	10,555
2,912	Johnson & Johnson	326,377
11,950	Merck & Co., Inc.	655,338
6,830	Mylan N.V.*	284,879
5,140	Ono Pharmaceutical Co., Ltd.	231,597
1,120	Regeneron Pharmaceuticals, Inc.*	421,915
2,161	Roche Holding AG	546,753
11,185	Shionogi & Co., Ltd.	570,906
1,710	Thermo Fisher Scientific, Inc.	246,668
1,910	UCB S.A.	143,267
3,290	Ultragenyx Pharmaceutical, Inc.*	222,470

		7,799,769

	Real Estate - 0.9%
1,686	Daito Trust Construction Co., Ltd.	238,455
151	Equinix, Inc. REIT	49,883
287	Federal Realty Investment Trust REIT	43,647
164	GLP J-REIT	199,212
28,137	Grivalia Properties REIC A.E. REIT	241,637
232	LaSalle Logiport REIT REIT*	221,534
6,654	Sumitomo Real Estate Sales Co., Ltd. REIT	133,432

		1,127,800

	Retailing - 1.8%
1,144	Amazon.com, Inc.*	754,571
4,869	Aoyama Trading Co., Ltd.	181,539
943	Core-Mark Holding Co., Inc.	77,005
2,387	Expedia, Inc.	276,343
5,566	Pal Co., Ltd.	135,162
361	Priceline Group, Inc.*	485,061
1,393	Ross Stores, Inc.	79,095
1,594	Shimamura Co., Ltd.	215,180
273	Tractor Supply Co.	25,842
418	Wayfair, Inc. Class A*	15,779
9,252	Yamada Denki Co., Ltd.	46,577

		2,292,154

	Semiconductors & Semiconductor Equipment - 2.5%
3,374	Advanced Process Systems Corp.*	58,248
8,961	Applied Materials, Inc.	183,432
1,662	Broadcom Ltd.	242,237
1,515	Cavium, Inc.*	74,796
1,252	Cirrus Logic, Inc.*	45,197
2,205	First Solar, Inc.*	123,127
2,948	Inphi Corp.*	87,467
1,351	Lam Research Corp.	103,216
6,400	Land Mark Optoelectronics Corp.	93,946
2,859	Linear Technology Corp.	127,168

The accompanying notes are an integral part of these financial statements.

57

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 36.9% - (continued)
	Semiconductors & Semiconductor Equipment - 2.5% - (continued)
4,309	M/A-COM Technology Solutions Holdings, Inc.*	$176,195
990	MaxLinear, Inc. Class A*	16,583
4,099	Mellanox Technologies Ltd.*	177,282
4,497	Microchip Technology, Inc.	218,509
2,276	Monolithic Power Systems, Inc.	142,068
7,021	NeoPhotonics Corp.*	84,182
1,515	NXP Semiconductors N.V.*	129,199
3,688	QUALCOMM, Inc.	186,318
4,402	Silicon Motion Technology Corp. ADR	169,697
2,316	Skyworks Solutions, Inc.	154,755
5,903	SunEdison Semiconductor Ltd.*	33,942
4,983	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	117,549
2,156	Texas Instruments, Inc.	122,978
8,087	Tokyo Seimitsu Co., Ltd.	167,707
25,000	Win Semiconductors Corp.	46,945

		3,082,743

	Software & Services - 5.7%
1,625	58.com, Inc. ADR*	88,806
1,870	Accenture plc Class A	211,160
1,984	Adobe Systems, Inc.*	186,933
5,444	Akamai Technologies, Inc.*	277,590
3,983	Alibaba Group Holding Ltd. ADR*	306,452
569	Alliance Data Systems Corp.*	115,683
1,676	Alphabet, Inc. Class A*	1,186,407
397	Automatic Data Processing, Inc.	35,111
214	BroadSoft, Inc.*	8,381
256	CACI International, Inc. Class A*	24,614
1,557	Cognizant Technology Solutions Corp. Class A*	90,882
9,770	Dena Co., Ltd.	164,424
2,105	Electronic Arts, Inc.*	130,194
1,232	Exlservice Holdings, Inc.*	59,617
6,423	Facebook, Inc. Class A*	755,216
325	Fair Isaac Corp.	34,681
9,149	Genpact Ltd.*	255,166
5,298	Global Payments, Inc.	382,410
2,027	j2 Global, Inc.	128,755
8,346	Microsoft Corp.	416,215
1,918	Mobileye N.V.*	73,172
107	NAVER Corp.	63,413
1,598	Nexon Co., Ltd.	23,995
1,686	Nintendo Co., Ltd.	228,286
8,498	NSD Co., Ltd.	133,265
1,057	PayPal Holdings, Inc.*	41,413
12,659	Paysafe Group plc*	70,630
5,983	Sage Group plc	51,824
2,020	Salesforce.com, Inc.*	153,116
3,796	ServiceNow, Inc.*	271,338
1,493	Splunk, Inc.*	77,606
9,400	Tencent Holdings Ltd.	191,274
2,055	Vantiv, Inc. Class A*	112,080
1,928	VeriSign, Inc.*	166,579
4,022	Visa, Inc. Class A	310,659
1,013	Workday, Inc. Class A*	75,955
3,840	Zendesk, Inc.*	86,784
1,861	Zillow Group, Inc. Class A*	46,562
853	Zillow Group, Inc. Class C*	20,506

		7,057,154

Shares or Principal Amount			Market Value†
COMMON STOCKS - 36.9% - (continued)
		Technology Hardware & Equipment - 1.5%
	10,519	Amano Corp.	$172,083
	3,781	Apple, Inc.	354,431
	1,804	Arista Networks, Inc.*	120,183
	5,014	Canon, Inc.	140,205
	6,000	Catcher Technology Co., Ltd.	41,993
	5,453	Hitachi High-Technologies Corp.	147,545
	26,839	Hosiden Corp.	169,218
	1,924	II-VI, Inc.*	40,154
	6,030	Japan Digital Laboratory Co., Ltd.	81,569
	5,986	Lumentum Holdings, Inc.*	151,446
	13,443	Nichicon Corp.	90,560
	17,716	Oclaro, Inc.*	89,466
	11,265	Pure Storage, Inc. Class A*	163,906
	310,000	Tongda Group Holdings Ltd.	63,678

			1,826,437

		Telecommunication Services - 0.9%
	9,542	KDDI Corp.	274,864
	10,166	Nippon Telegraph & Telephone Corp.	454,932
	6,600	NTT DoCoMo, Inc.	158,294
	21,478	ORBCOMM, Inc.*	212,847

			1,100,937

		Transportation - 0.3%
	1,249	DSV A/S	52,581
	408	J.B. Hunt Transport Services, Inc.	33,815
	4,690	Japan Airlines Co., Ltd.	168,813
	1,346	Knight Transportation, Inc.	35,763
	627	Old Dominion Freight Line, Inc.*	41,413

			332,385

		Total Common Stocks (cost $46,380,197)	$45,956,114

CORPORATE BONDS - 0.6%
		Commercial Banks - 0.3%
$	350,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	$366,625

		Telecommunications - 0.3%
	356,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	363,120

		Total Corporate Bonds (cost $722,522)	$729,745

FOREIGN GOVERNMENT OBLIGATIONS - 24.2%
		Austria - 0.4%
EUR	370,000	Austria Government Bond 3.90%, 07/15/2020(1)(2)	$498,176

		Belgium - 0.4%
	330,000	Belgium Government Bond 2.60%, 06/22/2024(1)(2)	445,984

		Canada - 2.1%
		Canadian Government Bond
CAD	755,000	1.25%, 08/01/2017	606,160
	190,000	3.50%, 12/01/2045	198,753
	125,000	5.00%, 06/01/2037	149,424
	1,293,760	Canadian Government Real Return Bond 4.00%, 12/01/2031(3)	1,619,464

			2,573,801

The accompanying notes are an integral part of these financial statements.

58

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.2% - (continued)
		Denmark - 0.2%
DKK	1,055,000	Denmark Government Bond 4.50%, 11/15/2039	$276,109

		Finland - 0.3%
EUR	310,000	Finland Government Bond 3.38%, 04/15/2020(1)(2)	406,121

		France - 5.7%
		France Government Bond OAT
	2,520,762	1.00%, 07/25/2017(2)(3)	2,978,660
	1,133,480	1.85%, 07/25/2027(2)(3)	1,650,788
	1,067,045	3.15%, 07/25/2032(2)(3)	1,900,119
	445,000	3.50%, 04/25/2020(2)	585,380

			7,114,947

		Ireland - 0.5%
		Ireland Government Bond
	215,000	4.50%, 04/18/2020	290,522
	190,000	5.40%, 03/13/2025	300,960

			591,482

		Italy - 2.8%
		Italy Buoni Poliennali Del Tesoro
	575,000	1.50%, 08/01/2019	687,193
	1,430,134	2.60%, 09/15/2023(2)(3)	1,924,066
	530,000	4.75%, 06/01/2017	638,324
	170,000	5.00%, 09/01/2040(2)	281,949

			3,531,532

		Netherlands - 0.5%
		Netherlands Government Bond
	325,000	2.00%, 07/15/2024(1)(2)	425,239
	110,000	4.00%, 01/15/2037(1)(2)	197,270

			622,509

		Norway - 1.0%
		Norway Government Bond
NOK	4,770,000	3.00%, 03/14/2024(1)(2)	668,298
	1,920,000	3.75%, 05/25/2021(1)(2)	271,147
	1,900,000	4.25%, 05/19/2017(1)(2)	244,961

			1,184,406

		Spain - 0.8%
		Spain Government Bond
EUR	320,000	1.40%, 01/31/2020	382,062
	460,000	4.40%, 10/31/2023(1)(2)	650,690

			1,032,752

		Sweden - 0.6%
		Sweden Government Bond
SEK	2,585,000	2.50%, 05/12/2025	374,316
	2,605,000	5.00%, 12/01/2020	399,487

			773,803

		United Kingdom - 8.9%
		United Kingdom Gilt
GBP	195,000	3.50%, 01/22/2045(2)	349,146
	120,000	3.75%, 09/07/2021(2)	200,364
	140,000	5.00%, 03/07/2025(2)	263,875
		United Kingdom Gilt Inflation Linked
	792,403	0.63%, 03/22/2040(2)(3)	1,595,070
	756,982	0.75%, 11/22/2047(2)(3)	1,698,872
	745,526	1.13%, 11/22/2037(2)(3)	1,573,979
	602,793	1.25%, 11/22/2027(2)(3)	1,102,286

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.2% - (continued)
		United Kingdom - 8.9% - (continued)
GBP	628,551	1.25%, 11/22/2032(2)(3)	$1,249,283
	554,546	1.25%, 11/22/2055(2)(3)	1,594,799
	798,010	2.50%, 07/17/2024(2)(3)	1,487,415

			11,115,089

		Total Foreign Government Obligations (cost $29,878,953)	$30,166,711

EXCHANGE TRADED FUNDS - 10.2%
		Other Investment Pools & Funds - 10.2%
	228,031	PowerShares DB Agriculture Fund*	$4,806,894
	209,685	PowerShares DB Base Metals Fund*	2,776,229
	141,399	PowerShares DB Energy Fund	1,665,680
	85,133	PowerShares DB Precious Metals Fund*	3,392,550
	8,060	TOPIX Exchange Traded Fund	100,582

		Total Exchange Traded Funds (cost $12,524,067)	$12,741,935

		Total Long-Term Investments (cost $89,505,739)	$89,594,505

SHORT-TERM INVESTMENTS - 28.7%
		Foreign Government Obligations - 8.0%
JPY	1,060,000,000	Japan Treasury Discount Bill 0.01%, 06/20/2016 - 07/04/2016	$9,964,226

		Other Investment Pools & Funds - 20.7%
	25,761,930	Fidelity Money Market Class 1	25,761,930

		Total Short-Term Investments (cost $35,363,261)	$35,726,156

Total Investments Excluding Purchased Options (cost $124,869,000)	100.6%	$125,320,661

Total Purchased Options (cost $174,536)	0.1%	$107,464

Total Investments (cost $125,043,536)^	100.7%	$125,428,125
Other Assets and Liabilities	(0.7)%	(872,284)

Total Net Assets	100.0%	$124,555,841

The accompanying notes are an integral part of these financial statements.

59

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$2,122,883
Unrealized Depreciation	(1,738,294)

Net Unrealized Appreciation	$384,589

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $4,174,511, which represents 3.4% of total net assets.

(2)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $24,243,937, which represents 19.5% of total net assets.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

60

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
CBOE SPX Volatility Index	MSC	30.00 USD	05/18/16	USD	81	$1,539	$14,340	$(12,801)
CBOE SPX Volatility Index	MSC	25.00 USD	06/15/16	USD	172	18,060	22,711	(4,651)
USD Call/JPY Put	BOA	115.00 USD	02/25/21	USD	1,888,799	69,113	106,859	(37,746)

Total Calls					1,889,052	$88,712	$143,910	$(55,198)

Total purchased option contracts					1,889,052	$88,712	$143,910	$(55,198)

Written option contracts:
Calls
USD Call/JPY Put	BOA	140.00 USD	02/25/21	USD	(1,888,799)	$(31,403)	$(44,953)	$13,550

Puts
USD Put/MXN Call	BOA	17.00 USD	05/26/16	USD	(1,888,799)	$(12,051)	$(13,033)	$982

Total written option contracts					(3,777,598)	$(43,454)	$(57,986)	$14,532

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	DEUT	1.57%	06/20/17	KRW	1,086,150,000	$8,783	$8,397	$386

Puts
Interest Rate Swaption KRW	DEUT	1.57%	06/20/17	KRW	1,086,150,000	$7,262	$8,397	$(1,135)

Total purchased swaption contracts					2,172,300,000	$16,045	$16,794	$(749)

Exchange Traded Option Contracts Outstanding at April 30, 2016
Description		Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Puts
S&P 500 Index Option		1,400.00 USD	05/20/16	USD	10	$50	$6,530	$(6,480)
SPDR S&P 500 ETF Trust Index Option		140.00 USD	05/20/16	USD	15	15	1,006	(991)
S&P 500 Index Option		1,600.00 USD	06/17/16	USD	18	2,250	5,455	(3,205)
SPDR S&P 500 ETF Trust Index Option		160.00 USD	06/17/16	USD	28	392	841	(449)

Total Puts					71	$2,707	$13,832	$(11,125)

Total purchased option contracts					71	$2,707	$13,832	$(11,125)

Written option contracts:
Calls
iPath S&P 500 Vix Short-Term		30.00 USD	05/20/16	USD	(177)	$(2,300)	$(4,404)	$2,104

Puts
S&P 500 Index Option		1,975.00 USD	05/20/16	USD	(15)	$(11,025)	$(36,530)	$25,505
S&P 500 Index Option		1,925.00 USD	06/17/16	USD	(18)	(23,760)	(42,605)	18,845
S&P 500 Index Option		2,000.00 USD	06/17/16	USD	(9)	(22,527)	(21,553)	(974)
S&P 500 Index Option		2,025.00 USD	06/17/16	USD	(9)	(28,035)	(23,643)	(4,392)
S&P 500 Index Option		1,600.00 USD	12/16/16	USD	(28)	(63,560)	(246,315)	182,755
S&P 500 Index Option		1,700.00 USD	12/16/16	USD	(13)	(44,772)	(99,280)	54,508
SPDR S&P 500 ETF Trust Index Option		197.00 USD	05/20/16	USD	(41)	(2,747)	(8,634)	5,887
SPDR S&P 500 ETF Trust Index Option		200.00 USD	05/20/16	USD	(19)	(1,900)	(3,951)	2,051
SPDR S&P 500 ETF Trust Index Option		192.00 USD	06/17/16	USD	(28)	(3,612)	(6,579)	2,967
SPDR S&P 500 ETF Trust Index Option		200.00 USD	06/17/16	USD	(18)	(4,680)	(4,617)	(63)

The accompanying notes are an integral part of these financial statements.

61

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Exchange Traded Option Contracts Outstanding at April 30, 2016 - (continued)
Description	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts: - (continued)
Put s - (continued)
SPDR S&P 500 ETF Trust Index Option	202.00 USD	06/17/16	USD	(18)	$(5,886)	$(4,796)	$(1,090)
SPDR S&P 500 ETF Trust Index Option	160.00 USD	12/16/16	USD	(42)	(9,450)	(37,357)	27,907
SPDR S&P 500 ETF Trust Index Option	170.00 USD	12/16/16	USD	(20)	(6,620)	(15,399)	8,779

Total Puts				(278)	$(228,574)	$(551,259)	$322,685

Total written option contracts				(455)	$(230,874)	$(555,663)	$324,789

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	58	06/15/2016	$5,713,027	$5,761,434	$48,407
Australian Dollar Future	50	06/13/2016	3,839,451	3,793,500	(45,951)
BIST 30 Index Futures	129	06/30/2016	489,518	486,747	(2,771)
CAC40 10 Euro Future	2	05/20/2016	103,069	100,203	(2,866)
Canadian Dollar Future	59	06/14/2016	4,562,363	4,704,660	142,297
DAX Index Future	13	06/17/2016	3,855,839	3,753,232	(102,607)
Emerging Market (mini MSCI) Index Future	10	06/17/2016	408,180	419,200	11,020
Euro-BOBL Future	15	06/08/2016	2,249,352	2,247,448	(1,904)
Euro-BUXL 30-Year Bond Future	6	06/08/2016	1,118,239	1,123,157	4,918
Euro-Bund Future	55	06/08/2016	10,257,926	10,194,842	(63,084)
Euro-Oat Future	2	06/08/2016	358,014	357,920	(94)
FTSE 100 Index Future	60	06/17/2016	5,494,305	5,446,002	(48,303)
FTSE/MIB Index Future	23	06/17/2016	2,412,122	2,403,043	(9,079)
H-SHARES Index Future	8	05/30/2016	464,565	458,740	(5,825)
Hang Seng Index Future	7	05/30/2016	958,909	940,956	(17,953)
IBEX 35 Index Future	31	05/20/2016	3,259,831	3,196,465	(63,366)
Japan 10-Year Bond Future	1	06/13/2016	1,424,398	1,423,778	(620)
KOSPI 200 Index Future	4	06/09/2016	437,546	430,665	(6,881)
MSCI Taiwan Index Future	52	05/30/2016	1,637,632	1,582,880	(54,752)
NIKKEI 225 Index Future	14	06/09/2016	2,313,569	2,171,053	(142,516)
Russell 2000 Mini Index Future	3	06/17/2016	344,046	338,280	(5,766)
S+P MID 400 EMini Index Future	14	06/17/2016	2,076,665	2,041,620	(35,045)
SPI 200 Future	15	06/16/2016	1,478,100	1,491,521	13,421
U.S. Treasury 10-Year Note Future	32	06/21/2016	4,151,555	4,162,000	10,445
U.S. Treasury Long Bond Future	31	06/21/2016	5,017,217	5,062,687	45,470
U.S. Treasury Ultra Long Term Bond Future	24	06/21/2016	4,118,589	4,112,250	(6,339)

Total					$(339,744)

Short position contracts:
Amsterdam Index Future	26	05/20/2016	$2,649,845	$2,599,929	$49,916
Australian 3-Year Bond Future	30	06/15/2016	2,549,633	2,556,068	(6,435)
British Pound Future	17	06/13/2016	1,513,054	1,552,631	(39,577)
CBOE VIX Future	8	06/15/2016	144,179	151,800	(7,621)
Canadian Government 10-Year Bond Future	61	06/21/2016	6,909,376	6,765,569	143,807
Euro FX Future	40	06/13/2016	5,516,907	5,732,500	(215,593)
Euro-Schatz Future	40	06/08/2016	5,120,626	5,119,062	1,564
Japanese Yen Future	49	06/13/2016	5,424,300	5,744,025	(319,725)
Long Gilt Future	9	06/28/2016	1,582,407	1,572,783	9,624
MSCI Sing Index Future ETS	144	05/30/2016	3,464,430	3,403,919	60,511
OMXS30 Index Future	186	05/20/2016	3,196,766	3,129,744	67,022
S&P 500 (E-Mini) Future	2	06/17/2016	208,946	205,910	3,036
S+P/TSX 60 Index Future	12	06/16/2016	1,540,802	1,556,452	(15,650)
Swiss Franc Future	32	06/13/2016	4,039,400	4,177,600	(138,200)
TOPIX Index Future	67	06/09/2016	8,330,575	8,352,960	(22,385)

Total					$(429,706)

Total futures contracts					$(769,450)

The accompanying notes are an integral part of these financial statements.

62

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Sell protection:
CDX.EMS.25	BCLY	USD	3,600,000	1.00%	06/20/21	$—	$(3,996)	$(298,541)	$(294,545)
ITRAXX.EUR.Senior Financials Series 25	DEUT	EUR	6,440,000	1.00%	06/20/21	—	(8,185)	45,700	53,885

Total						$—	$(12,181)	$(252,841)	$(240,660)

Total traded indices						$—	$(12,181)	$(252,841)	$(240,660)

Credit default swaps on single-name issues:
Buy protection:
AllState Corp.	GSC	USD	495,000	(1.00)%/0.35%	12/20/20	$—	$(18,340)	$(15,242)	$3,098
AllState Corp.	GSC	USD	715,000	(1.00)%/0.35%	12/20/20	—	(25,093)	(22,023)	3,070
AllState Corp.	GSC	USD	235,000	(1.00)%/0.35%	12/20/20	—	(8,105)	(7,238)	867
AllState Corp.	GSC	USD	235,000	(1.00)%/0.35%	12/20/20	—	(8,088)	(7,236)	852
AllState Corp.	GSC	USD	235,000	(1.00)%/0.35%	12/20/20	—	(7,471)	(7,236)	235
AllState Corp.	GSC	USD	480,000	(1.00)%/0.35%	12/20/20	—	(15,742)	(15,999)	(257)
AllState Corp.	MSC	USD	985,000	(1.00)%/0.38%	06/20/21	—	(33,550)	(31,587)	1,963
AllState Corp.	MSC	USD	660,000	(1.00)%/0.38%	06/20/21	—	(22,458)	(21,165)	1,293
AllState Corp.	MSC	USD	660,000	(1.00)%/0.38%	06/20/21	—	(22,431)	(21,165)	1,266

Total						$—	$(161,278)	$(148,891)	$12,387

Total single-name issues						$—	$(161,278)	$(148,891)	$12,387

Total OTC contracts						$—	$(173,459)	$(401,732)	$(228,273)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	4,655,000	5.00%	06/20/21	$158,482	$149,725	$(8,757)
CDX.NA.IG.26	USD	15,680,000	1.00%	06/20/21	196,339	181,040	(15,299)
ITRAXX.EUR.25	EUR	7,390,000	1.00%	06/20/21	119,965	122,555	2,590
ITRAXX.XOV.25	EUR	3,860,000	5.00%	06/20/21	391,924	394,734	2,810

Total					$866,710	$848,054	$(18,656)

Total					$866,710	$848,054	$(18,656)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

63

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
GSC	6M CHF LIBOR	0.21% Fixed	CHF	1,145,000	12/16/25	$—	$—	$40,055	$40,055
GSC	6M CHF LIBOR	0.23% Fixed	CHF	705,000	12/16/25	—	—	25,362	25,362
GSC	6M CHF LIBOR	0.00% Fixed	CHF	1,145,000	12/16/25	—	—	3,167	3,167
GSC	6M CHF LIBOR	0.00% Fixed	CHF	1,140,000	12/16/25	—	—	3,153	3,153
JPM	6M CHF LIBOR	0.11% Fixed	CHF	4,400,000	03/16/26	—	—	98,025	98,025
JPM	6M CHF LIBOR	0.00% Fixed	CHF	4,400,000	03/16/26	—	—	3,917	3,917
JPM	6M CHF LIBOR	0.00% Fixed	CHF	90,000	06/15/26	—	—	(126)	(126)

Total						$—	$—	$173,553	$173,553

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Deutsche MSCI DTR Index	BNP	USD	6,508,409	1M LIBOR -0.28%	01/31/17	$—	$—	$(25,268)	$(25,268)
iPath S&P 500 VIX	DEUT	USD	158,085	1M LIBOR -2.65%	07/13/16	—	—	3,401	3,401
iPath S&P 500 VIX	DEUT	USD	127,693	1M LIBOR -2.65%	07/13/16	—	—	2,747	2,747
iPath S&P 500 VIX	DEUT	USD	124,786	1M LIBOR -2.65%	07/13/16	—	—	2,684	2,684
iPath S&P 500 VIX	DEUT	USD	49,725	1M LIBOR -2.65%	07/13/16	—	—	1,070	1,070
iPath S&P 500 VIX	DEUT	USD	1,875	1M LIBOR -2.65%	07/13/16	—	—	40	40
iPath S&P 500 VIX	DEUT	USD	297,268	1M LIBOR -2.65%	09/13/16	—	—	6,395	6,395
iPath S&P 500 VIX	DEUT	USD	97,713	1M LIBOR -2.65%	09/13/16	—	—	2,102	2,102
iPath S&P 500 VIX	DEUT	USD	355,335	1M LIBOR -2.65%	10/13/16	—	—	7,644	7,644
iPath S&P 500 VIX	DEUT	USD	209,668	1M LIBOR -2.65%	10/13/16	—	—	4,510	4,510
iPath S&P 500 VIX	DEUT	USD	102,013	1M LIBOR -2.65%	10/13/16	—	—	2,194	2,194
iPath S&P 500 VIX	MSC	USD	22,742	1M LIBOR -2.87%	12/16/16	—	—	(1,376)	(1,376)
iPath S&P 500 VIX	MSC	USD	6,410	1M LIBOR -2.87%	12/28/16	—	—	(221)	(221)
iPath S&P 500 VIX	DEUT	USD	155,574	1M LIBOR -2.65%	01/12/17	—	—	11,155	11,155
iPath S&P 500 VIX	MSC	USD	10,214	1M LIBOR -3.00%	03/01/17	—	—	419	419
iPath S&P 500 VIX	MSC	USD	6,809	1M LIBOR -3.00%	03/01/17	—	—	279	279
iPath S&P 500 VIX	MSC	USD	10,635	1M LIBOR -3.00%	03/03/17	—	—	436	436
iPath S&P 500 VIX	MSC	USD	12,841	1M LIBOR -3.00%	03/06/17	—	—	421	421
iPath S&P 500 VIX	MSC	USD	122,803	1M LIBOR -3.00%	03/21/17	—	—	(3,220)	(3,220)
iPath S&P 500 VIX	MSC	USD	36,439	1M LIBOR -3.00%	03/22/17	—	—	(1,866)	(1,866)
iPath S&P 500 VIX	MSC	USD	114,359	1M LIBOR -3.00%	03/22/17	—	—	(5,857)	(5,857)
iPath S&P 500 VIX	MSC	USD	200,258	1M LIBOR -3.00%	03/31/17	—	—	(238)	(238)
iPath S&P 500 VIX	MSC	USD	933,534	1M LIBOR -3.00%	04/27/17	—	—	(93,837)	(93,837)
MSCI Indices US$ Health Care	GSC	USD	12,323,089	1M LIBOR +0.19%	04/28/17	—	—	(144,712)	(144,712)
S&P GSCI Total Return Index	DEUT	USD	75,192	1M LIBOR+0.07%	04/28/17	—	—	(4)	(4)
S&P GSCI Total Return Index	GSC	USD	12,064,801	1M LIBOR +0.10%	04/28/17	—	—	(29,150)	(29,150)
S&P Index Energy	GSC	USD	7,953,173	1M LIBOR	04/28/17	—	—	—	0
S&P Index Energy	DEUT	USD	284,282	1M LIBOR	04/28/17	—	—	(85)	(85)
VelocityShares Daily Inverse	MSC	USD	82,472	1M LIBOR -2.87%	11/03/16	—	—	(859)	(859)
VelocityShares Daily Inverse	MSC	USD	225,236	1M LIBOR -2.87%	12/03/16	—	—	(2,347)	(2,347)
VelocityShares Daily Inverse	JPM	USD	10,702	1M LIBOR -2.00%	12/12/16	—	—	(660)	(660)
VelocityShares Daily Inverse	JPM	USD	14,225	1M LIBOR -3.00%	01/04/17	—	—	(148)	(148)
VelocityShares Daily Inverse	JPM	USD	76,034	1M LIBOR -3.00%	01/07/17	—	—	(7,428)	(7,428)
VelocityShares Daily Inverse	JPM	USD	183,812	1M LIBOR -3.00%	01/11/17	—	—	(17,957)	(17,957)
VelocityShares Daily Inverse	MSC	USD	178,788	1M LIBOR -3.00%	01/12/17	—	—	(1,933)	(1,933)
VelocityShares Daily Inverse	DEUT	USD	221,915	1M LIBOR -2.95%	01/12/17	—	—	(13,678)	(13,678)
VelocityShares Daily Inverse	DEUT	USD	1,199,487	1M LIBOR -2.95%	01/12/17	—	—	(73,934)	(73,934)
VelocityShares Daily Inverse	DEUT	USD	95,138	1M LIBOR -2.95%	01/13/17	—	—	(5,864)	(5,864)
VelocityShares Daily Inverse	MSC	USD	25,630	1M LIBOR -3.00%	02/28/17	—	—	—	0
VelocityShares Daily Inverse	MSC	USD	512,840	1M LIBOR -3.00%	03/31/17	—	—	—	0
VelocityShares Inverse VIX	MSC	USD	240,359	1M LIBOR -2.87%	10/31/16	—	—	—	0

Total						$—	$—	$(385,145)	$(385,145)

The accompanying notes are an integral part of these financial statements.

64

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	HSBC	$1,186,910	$1,188,429	$1,519
AUD	Buy	05/31/16	HSBC	519,510	520,175	665
AUD	Buy	05/31/16	JPM	3,852,962	3,848,537	(4,425)
AUD	Buy	05/31/16	HSBC	360,018	353,871	(6,147)
AUD	Buy	05/31/16	NAB	359,480	353,112	(6,368)
AUD	Buy	05/31/16	GSC	719,332	706,224	(13,108)
AUD	Buy	06/15/16	RBC	8,338	8,348	10
AUD	Sell	05/31/16	GSC	1,959,986	1,924,269	35,717
AUD	Sell	05/31/16	NAB	979,486	962,134	17,352
AUD	Sell	05/31/16	HSBC	978,846	962,134	16,712
AUD	Sell	05/31/16	BOA	1,413,603	1,413,206	397
AUD	Sell	06/15/16	WEST	8,199	8,347	(148)
BRL	Buy	05/03/16	MSC	633,135	686,632	53,497
BRL	Buy	05/03/16	CIB	872,170	900,696	28,526
BRL	Buy	05/03/16	GSC	139,504	145,517	6,013
BRL	Buy	05/03/16	MSC	1,043,816	1,046,213	2,397
BRL	Buy	06/02/16	MSC	1,675,749	1,716,023	40,274
BRL	Buy	06/02/16	GSC	666,109	687,444	21,335
BRL	Buy	06/02/16	GSC	617,336	637,109	19,773
BRL	Sell	05/03/16	GSC	145,184	145,517	(333)
BRL	Sell	05/03/16	CIB	898,632	900,696	(2,064)
BRL	Sell	05/03/16	MSC	1,690,324	1,732,845	(42,521)
BRL	Sell	06/02/16	MSC	1,666,015	1,716,023	(50,008)
CAD	Buy	05/31/16	RBC	1,448,335	1,458,528	10,193
CAD	Buy	05/31/16	RBC	130,588	131,507	919
CAD	Buy	06/15/16	CSFB	17,223	18,332	1,109
CAD	Sell	05/31/16	BNP	1,639,575	1,641,042	(1,467)
CAD	Sell	05/31/16	GSC	955,853	961,193	(5,340)
CAD	Sell	06/15/16	DEUT	18,270	18,331	(61)
CHF	Buy	05/31/16	NAB	864,279	875,719	11,440
CHF	Sell	05/31/16	CBK	391,679	396,631	(4,952)
CHF	Sell	05/31/16	JPM	861,605	875,719	(14,114)
CHF	Sell	05/31/16	JPM	2,480,177	2,515,474	(35,297)
CNH	Buy	05/16/16	JPM	3,737,093	3,747,135	10,042
CNH	Buy	09/30/16	HSBC	1,702,717	1,738,442	35,725
CNH	Sell	05/16/16	SCB	380,693	387,640	(6,947)
CNH	Sell	05/16/16	HSBC	380,528	387,795	(7,267)
CNH	Sell	05/16/16	RBS	526,380	534,931	(8,551)
CNH	Sell	05/16/16	RBS	935,435	950,920	(15,485)
CNH	Sell	05/16/16	RBS	1,463,652	1,485,851	(22,199)
CNH	Sell	06/13/16	JPM	2,861,564	2,888,084	(26,520)
CNH	Sell	06/29/16	HSBC	1,410,589	1,421,521	(10,932)
CNH	Sell	06/29/16	HSBC	1,410,221	1,421,367	(11,146)
CNH	Sell	07/29/16	JPM	2,220,370	2,229,206	(8,836)
CNH	Sell	08/03/16	JPM	782,062	783,006	(944)
CNH	Sell	09/30/16	GSC	279,286	277,582	1,704
CNH	Sell	09/30/16	SSG	287,846	286,146	1,700
CNH	Sell	09/30/16	RBC	584,948	584,222	726
CNH	Sell	09/30/16	BOA	582,379	590,492	(8,113)
CNY	Buy	05/16/16	RBS	1,474,571	1,496,853	22,282
CNY	Buy	05/16/16	RBS	942,389	957,936	15,547
CNY	Buy	05/16/16	RBS	530,331	538,917	8,586
CNY	Buy	05/16/16	HSBC	382,998	390,202	7,204
CNY	Buy	05/16/16	SCB	383,114	390,202	7,088
CNY	Buy	06/13/16	JPM	2,857,078	2,888,176	31,098
CNY	Buy	06/29/16	HSBC	1,409,517	1,424,281	14,764
CNY	Buy	06/29/16	HSBC	1,409,731	1,424,280	14,549
CNY	Buy	07/29/16	JPM	2,210,140	2,224,414	14,274
CNY	Buy	08/03/16	JPM	778,535	781,490	2,955

The accompanying notes are an integral part of these financial statements.

65

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
CNY	Sell	05/16/16	JPM	$3,767,113	$3,774,110	$(6,997)
DKK	Buy	06/15/16	UBS	148	154	6
DKK	Sell	05/31/16	UBS	278,051	280,880	(2,829)
DKK	Sell	06/15/16	DEUT	152	154	(2)
EUR	Buy	05/31/16	NAB	872,071	882,474	10,403
EUR	Buy	06/15/16	DEUT	2,266	2,294	28
EUR	Sell	05/31/16	CBK	390,962	395,395	(4,433)
EUR	Sell	05/31/16	SSG	869,919	882,474	(12,555)
EUR	Sell	05/31/16	JPM	2,479,056	2,509,894	(30,838)
EUR	Sell	05/31/16	UBS	14,238,706	14,378,599	(139,893)
EUR	Sell	06/15/16	CSFB	2,264	2,293	(29)
GBP	Buy	05/31/16	CBK	65,480	65,757	277
GBP	Buy	06/15/16	SSG	83,265	86,220	2,955
GBP	Sell	05/31/16	UBS	11,102,998	11,143,575	(40,577)
GBP	Sell	06/15/16	DEUT	4,372	4,384	(12)
GBP	Sell	06/15/16	JPM	78,759	81,836	(3,077)
HKD	Buy	06/15/16	BNP	997,326	997,217	(109)
HKD	Sell	06/15/16	HSBC	208,642	208,549	93
HKD	Sell	06/15/16	MSC	24,639	24,634	5
HKD	Sell	06/15/16	DEUT	149,723	149,737	(14)
HKD	Sell	06/15/16	UBS	232,395	232,409	(14)
HKD	Sell	06/15/16	MSC	155,871	155,928	(57)
HKD	Sell	06/15/16	UBS	225,693	225,960	(267)
HUF	Buy	05/31/16	CBK	616,718	623,110	6,392
HUF	Sell	05/31/16	CBK	631,916	638,466	(6,550)
INR	Buy	05/31/16	BCLY	2,662,530	2,668,615	6,085
INR	Buy	05/31/16	BCLY	625,000	626,428	1,428
JPY	Buy	05/31/16	TDB	1,349,482	1,412,012	62,530
JPY	Buy	05/31/16	BCLY	1,190,790	1,245,373	54,583
JPY	Buy	05/31/16	NAB	857,212	896,247	39,035
JPY	Sell	05/31/16	BCLY	260,074	271,995	(11,921)
JPY	Sell	05/31/16	BOA	1,350,311	1,412,012	(61,701)
JPY	Sell	05/31/16	JPM	2,472,170	2,585,502	(113,332)
JPY	Sell	05/31/16	TDB	13,220,814	13,833,413	(612,599)
JPY	Sell	06/20/16	JPM	4,937,717	5,176,597	(238,880)
JPY	Sell	07/05/16	SCB	4,708,171	4,802,618	(94,447)
KRW	Sell	05/31/16	BCLY	627,116	634,928	(7,812)
MXN	Buy	05/31/16	BCLY	628,120	635,668	7,548
MXN	Buy	05/31/16	BCLY	390,786	395,482	4,696
MXN	Buy	06/15/16	GSC	758,338	770,894	12,556
MXN	Sell	06/15/16	CIB	256,592	266,782	(10,190)
MXN	Sell	06/15/16	CIB	487,563	504,113	(16,550)
NOK	Buy	05/31/16	CBK	376,625	381,230	4,605
NOK	Buy	05/31/16	CBK	130,040	131,630	1,590
NOK	Sell	05/31/16	BNP	1,194,149	1,209,629	(15,479)
NZD	Buy	05/31/16	CBK	519,929	529,781	9,852
PLN	Buy	05/31/16	CBK	335,448	341,655	6,207
PLN	Sell	05/31/16	CBK	629,769	641,422	(11,653)
SEK	Buy	05/31/16	CBK	750,142	754,818	4,676
SEK	Buy	06/15/16	BOA	73,816	73,968	152
SEK	Buy	06/15/16	CSFB	3,556	3,618	62
SEK	Buy	06/15/16	JPM	610	624	14
SEK	Sell	05/31/16	CBK	390,867	393,303	(2,436)
SEK	Sell	05/31/16	UBS	784,725	790,098	(5,373)
SEK	Sell	06/15/16	DEUT	4,208	4,241	(33)
SEK	Sell	06/15/16	DEUT	67,681	67,980	(299)
SGD	Sell	05/31/16	BCLY	628,708	631,497	(2,789)
TRY	Buy	05/31/16	CBK	1,059,170	1,072,208	13,038

The accompanying notes are an integral part of these financial statements.

66

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
TRY	Buy	05/31/16	CBK	$621,496	$629,147	$7,651
TWD	Buy	05/31/16	GSC	3,089,688	3,103,726	14,038
TWD	Sell	05/31/16	GSC	629,515	632,375	(2,860)
ZAR	Buy	05/31/16	CBK	985,845	1,005,914	20,069
ZAR	Buy	05/31/16	CBK	622,351	635,020	12,669

Total						$(1,010,566)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
BIST	Borsa Istanbul 100 Index
CAC	Cotation Assistee en Continu
CBOE	Chicago Board Options Exchange
DAX	Deutscher Aktien Index
GSCI	Goldman Sachs Commodity
IBEX	Spanish Stock Index
KOSPI	Korea Composite Stock Price
MSCI	Morgan Stanley Capital International
OMXS30	OMX Stockholm 30 Index
S&P	Standard & Poors
SPX	Standard and Poor’s 500 Index
TOPIX	Tokyo Stock Price Index
TSX	Toronto Stock Exchange

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
J-REIT	Japanese Real Estate Investment Trust
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
REIC	Real Estate Investment Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

67

Hartford Real Total Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$1,775,542	$—	$1,775,542	$—
Banks	872,661	—	872,661	—
Capital Goods	2,182,274	141,792	2,040,482	—
Commercial & Professional Services	501,699	78,047	423,652	—
Consumer Durables & Apparel	961,900	16,928	944,972	—
Consumer Services	353,262	174,567	178,695	—
Diversified Financials	214,814	69,654	145,160	—
Energy	6,408,852	6,207,206	201,646	—
Food & Staples Retailing	147,104	122,519	24,585	—
Food, Beverage & Tobacco	728,817	269,437	459,380	—
Health Care Equipment & Services	4,697,333	4,133,874	563,459	—
Household & Personal Products	70,226	70,226	—	—
Insurance	1,058,162	—	1,058,162	—
Materials	830,563	382,182	448,381	—
Media	533,526	—	533,526	—
Pharmaceuticals, Biotechnology & Life Sciences	7,799,769	5,918,549	1,881,220	—
Real Estate	1,127,800	556,701	571,099	—
Retailing	2,292,154	1,713,696	578,458	—
Semiconductors & Semiconductor Equipment	3,082,743	2,715,897	366,846	—
Software & Services	7,057,154	6,130,043	927,111	—
Technology Hardware & Equipment	1,826,437	919,586	906,851	—
Telecommunication Services	1,100,937	212,847	888,090	—
Transportation	332,385	110,991	221,394	—
Corporate Bonds	729,745	—	729,745	—
Foreign Government Obligations	30,166,711	—	30,166,711	—
Exchange Traded Funds	12,741,935	12,641,353	100,582	—
Short-Term Investments	35,726,156	25,761,930	9,964,226	—
Purchased Options	107,464	22,306	85,158	—
Foreign Currency Contracts(2)	759,335	—	759,335	—
Futures Contracts(2)	611,458	611,458	—	—
Swaps - Credit Default(2)	71,929	—	71,929	—
Swaps - Interest Rate(2)	173,679	—	173,679	—
Swaps - Total Return(2)	45,497	—	45,497	—

Total	$127,090,023	$68,981,789	$58,108,234	$—

Liabilities
Foreign Currency Contracts(2)	$(1,769,901)	$—	$(1,769,901)	$—
Futures Contracts(2)	(1,380,908)	(1,380,908)	—	—
Swaps - Credit Default(2)	(318,858)	—	(318,858)	—
Swaps - Interest Rate(2)	(126)	—	(126)	—
Swaps - Total Return(2)	(430,642)	—	(430,642)	—
Written Options	(274,328)	(230,874)	(43,454)	—

Total	$(4,174,763)	$(1,611,782)	$(2,562,981)	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $504,047 were transferred from Level 1 to Level 2, and investments valued at $1,622,473 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

68

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69

Alternative Funds

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Assets:
Investments in securities, at market value	$25,659,967	$256,286,220	$29,288,396	$125,428,125
Cash	40,164	—	3,708	40,020
Cash collateral due from broker	5,795	6,136,470	9,550,891	10,719,312
Foreign currency	207	11,406	—	8,930
Unrealized appreciation on OTC swap contracts	97,054	18,666	—	285,705
Unrealized appreciation on foreign currency contracts	106,417	72,284	21	759,335
Receivables:
Fund shares sold	—	126,261	65,183	84,580
Dividends and interest	92,367	585,605	42,557	563,422
Investment securities sold	1,520,410	21,802,005	865,422	6,553,034
Variation margin on financial derivative instruments	17,388	—	—	—
OTC swap premiums paid	333,061	—	—	—
Other assets	51,264	114,802	38,652	60,280

Total assets	27,924,094	285,153,719	39,854,830	144,502,743

Liabilities:
Unrealized depreciation on foreign currency contracts	542,115	787,818	—	1,769,901
Bank overdraft	—	1,098,884	—	—
Bank overdraft — foreign cash	—	—	10,518	—
Unrealized depreciation on OTC swap contracts	153,986	—	186	725,570
Cash collateral due to broker	—	—	—	60,000
Securities sold short, at market value	—	—	14,220,165	—
Payables:
Investment securities purchased	1,610,741	15,275,542	768,383	16,426,711
Fund shares redeemed	—	185,753	—	—
Investment management fees	11,628	208,032	28,294	123,127
Variation margin on financial derivative instruments	21,051	1,896,680	—	380,406
Distribution fees	3,734	12,361	2,781	359
Dividends on securities sold short	—	—	30,482	—
Written options	16,915	—	—	274,328
Accrued expenses	91	75,991	5,945	13,041
OTC swap premiums received	321,776	—	—	173,459

Total liabilities	2,682,037	19,541,061	15,066,754	19,946,902

Net assets	$25,242,057	$265,612,658	$24,788,076	$124,555,841

Summary of Net Assets:
Capital stock and paid-in-capital	$26,122,624	$382,136,817	$25,133,617	$146,987,993
Undistributed (distributions in excess of) net investment income	(74,969)	216,925	(156,717)	(777,351)
Accumulated net realized gain (loss)	(621,497)	(120,717,582)	(1,451,825)	(20,198,313)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(184,101)	3,976,498	1,263,001	(1,456,488)

Net assets	$25,242,057	$265,612,658	$24,788,076	$124,555,841

Shares authorized	450,000,000	650,000,000	300,000,000	450,000,000

Par value	$0.0010	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.42	$8.45	$9.84	$8.38

Maximum offering price per share	$9.97	$8.94	$10.41	$8.87

Shares outstanding	485,232	2,721,153	491,594	82,831

Net Assets	$4,571,891	$22,999,370	$4,839,586	$694,013

Class C: Net asset value per share	$9.19	$8.30	$9.72	$8.23

Shares outstanding	216,596	1,146,346	225,749	23,878

Net Assets	$1,990,670	$9,515,723	$2,194,772	$196,428

Class I: Net asset value per share	$9.50	$8.44	$9.88	$8.45

Shares outstanding	276,021	2,874,321	664,100	18,773

Net Assets	$2,621,125	$24,264,323	$6,560,588	$158,570

The accompanying notes are an integral part of these financial statements.

70

Alternative Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Class R3: Net asset value per share	$9.29	$8.49	$—	$8.31

Shares outstanding	200,000	13,150	—	10,386

Net Assets	$1,858,222	$111,632	$—	$86,304

Class R4: Net asset value per share	$9.39	$8.45	$—	$8.37

Shares outstanding	200,000	54,748	—	11,813

Net Assets	$1,877,101	$462,801	$—	$98,859

Class R5: Net asset value per share	$9.48	$8.45	$—	$8.43

Shares outstanding	200,000	6,176	—	10,384

Net Assets	$1,896,166	$52,191	$—	$87,557

Class Y: Net asset value per share	$9.50	$8.45	$9.89	$8.45

Shares outstanding	1,097,219	24,649,831	1,132,234	14,580,351

Net Assets	$10,426,882	$208,206,618	$11,193,130	$123,234,110

Cost of investments	$25,298,995	$253,447,973	$27,784,945	$125,043,536
Cost of foreign currency	$3,227	$11,424	$—	$8,950
Cost of bank overdraft — foreign cash	$—	$—	$9,883	$—
Proceeds of securities sold short	$—	$—	$13,980,591	$—
Proceeds of written option contracts	$40,916	$—	$—	$613,649

The accompanying notes are an integral part of these financial statements.

71

Alternative Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Investment Income:
Dividends	$1,018	$2,425,340	$249,196	$586,640
Interest	90,421	191,741	766	629,011
Less: Foreign tax withheld	—	(149,565)	(10,802)	(36,272)

Total investment income, net	91,439	2,467,516	239,160	1,179,379

Expenses:
Investment management fees	70,970	1,263,739	164,120	754,643
Administrative services fees
Class R3	1,864	112	—	92
Class R4	1,411	1,865	—	79
Class R5	950	79	—	46
Transfer agent fees
Class A	309	30,934	337	504
Class C	145	10,508	208	173
Class I	253	8,914	259	106
Class R3	7	98	—	15
Class R4	7	51	—	22
Class R5	7	34	—	15
Class Y	83	1,674	85	976
Distribution fees
Class A	5,754	26,629	5,539	872
Class C	9,925	45,234	11,467	1,063
Class R3	4,660	279	—	230
Class R4	2,352	3,108	—	132
Custodian fees	1,802	27,167	9,931	12,961
Registration and filing fees	44,880	43,390	26,966	44,171
Accounting services fees	3,168	32,425	2,931	15,722
Board of Directors’ fees	467	3,535	421	1,672
Dividend and interest expense on securities sold short	—	—	133,651	—
Audit fees	10,466	21,093	11,561	14,457
Short position fees	—	—	55,359	—
Other expenses	7,522	58,939	9,749	23,238

Total expenses (before waivers and fees paid indirectly)	167,002	1,579,807	432,584	871,189
Expense waivers	—	(112,728)	(46,739)	(33,706)
Management fee waivers	—	(167,772)	—	—
Commission recapture	—	(2,501)	(498)	(1,351)

Total waivers and fees paid indirectly	—	(283,001)	(47,237)	(35,057)

Total expenses, net	167,002	1,296,806	385,347	836,132

Net Investment Income (Loss)	(75,563)	1,170,710	(146,187)	343,247

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	295,442	(22,956,335)	(1,718,359)	(12,343,144)
Net realized gain (loss) on purchased options contracts	(40,125)	(27,839)	—	(3,120,567)
Net realized gain (loss) on futures contracts	(74,756)	(6,147,422)	—	1,692,597
Net realized gain (loss) on securities sold short	—	—	(898,261)	—
Net realized gain (loss) on written options contracts	8,203	(45,475)	—	926,547
Net realized gain (loss) on swap contracts	1,967	54,969	(40,416)	(3,308,836)
Net realized gain (loss) on foreign currency contracts	(337,811)	(711,276)	2,416	(1,985,251)
Net realized gain (loss) on other foreign currency transactions	26,998	(30,672)	(11,199)	(444,850)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(120,082)	(29,864,050)	(869,297)	(18,583,504)

The accompanying notes are an integral part of these financial statements.

72

Alternative Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Global Alpha Fund	The Hartford Global Real Asset Fund (consolidated)	Hartford Long/Short Global Equity Fund	Hartford Real Total Return Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$409,157	$35,362,579	$1,216,309	$6,446,514
Net unrealized appreciation (depreciation) of purchased options contracts	8,354	29,629	—	945,825
Net unrealized appreciation (depreciation) of futures contracts	(55,982)	3,286,815	—	137,214
Net unrealized appreciation (depreciation) of securities sold short	—	—	(797,838)	—
Net unrealized appreciation (depreciation) of written option contracts	19,312	(6,544)	—	(124,815)
Net unrealized appreciation (depreciation) of swap contracts	(51,271)	(17,311)	(186)	(923,383)
Net unrealized appreciation (depreciation) of foreign currency contracts	(441,446)	(737,850)	21	(1,211,912)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(4,243)	14,963	(1,839)	53,217

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(116,119)	37,932,281	416,467	5,322,660

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(236,201)	8,068,231	(452,830)	(13,260,844)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(311,764)	$9,238,941	$(599,017)	$(12,917,597)

The accompanying notes are an integral part of these financial statements.

73

Alternative Funds

Statements of Changes in Net Assets

	The Hartford Global Alpha Fund		The Hartford Global Real Asset Fund (consolidated)
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(75,563)	$(132,418)	$1,170,710	$4,590,949
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(120,082)	227,493	(29,864,050)	(65,004,205)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(116,119)	58,797	37,932,281	(5,528,055)

Net Increase (Decrease) in Net Assets Resulting from Operations	(311,764)	153,872	9,238,941	(65,941,311)

Distributions to Shareholders:
From net investment income
Class A	—	—	(180,779)	(21,870)
Class I	(1,640)	—	(233,637)	(111,144)
Class R3	—	—	(522)	—
Class R4	—	—	(27,942)	(4,310)
Class R5	—	—	(4,197)	(2,482)
Class Y	(9,122)	—	(2,563,220)	(1,634,940)

Total from net investment income	(10,762)	—	(3,010,297)	(1,774,746)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

Total distributions	(10,762)	—	(3,010,297)	(1,774,746)

Capital Share Transactions:
Sold	493,558	706,184	35,461,768	74,434,812
Issued on reinvestment of distributions	10,762	—	2,867,051	1,692,865
Redeemed	(411,001)	(625,548)	(77,781,010)	(136,502,941)

Net increase (decrease) from capital share transactions	93,319	80,636	(39,452,191)	(60,375,264)

Net Increase (Decrease) in Net Assets	(229,207)	234,508	(33,223,547)	(128,091,321)

Net Assets:
Beginning of period	25,471,264	25,236,756	298,836,205	426,927,526

End of period	$25,242,057	$25,471,264	$265,612,658	$298,836,205

Undistributed (distributions in excess of) net investment income	$(74,969)	$277,432	$216,925	$2,056,512

The accompanying notes are an integral part of these financial statements.

74

Alternative Funds

Statements of Changes in Net Assets – (continued)

Hartford Long/Short Global Equity Fund		Hartford Real Total Return Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$(146,187)	$(382,200)	$343,247	$746,162
(869,297)	335,827	(18,583,504)	(1,543,200)
416,467	1,305,755	5,322,660	(5,294,947)

(599,017)	1,259,382	(12,917,597)	(6,091,985)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

(67,329)	—	(2,744)	(18,693)
(35,249)	—	(874)	(4,729)
(86,756)	—	(882)	(4,451)
—	—	(378)	(3,263)
—	—	(432)	(3,263)
—	—	(378)	(3,263)
(165,413)	—	(513,740)	(3,456,926)

(354,747)	—	(519,428)	(3,494,588)

(354,747)	—	(519,428)	(3,494,588)

3,165,433	10,568,666	89,270,107	35,855,560
353,866	—	519,287	3,494,338
(1,643,931)	(4,553,793)	(71,817,168)	(19,456,565)

1,875,368	6,014,873	17,972,226	19,893,333

921,604	7,274,255	4,535,201	10,306,760

23,866,472	16,592,217	120,020,640	109,713,880

$24,788,076	$23,866,472	$124,555,841	$120,020,640

$(156,717)	$(10,530)	$(777,351)	$(773,740)

The accompanying notes are an integral part of these financial statements.

75

Alternative Funds

Financial Highlights

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Global Alpha Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.54	$(0.03)	$(0.09)	$(0.12)	$—	$—	$—	$9.42	(1.26	)%(4)	$4,572	1.35	%(5)(6)	1.35	%(5)(6)	(0.64	)%(5)	160%
C	9.34	(0.06)	(0.09)	(0.15)	—	—	—	9.19	(1.61	)(4)	1,991	2.10	(5)(6)	2.10	(5)(6)	(1.39	)(5)	160
I	9.61	(0.02)	(0.08)	(0.10)	(0.01)	—	(0.01)	9.50	(1.08	)(4)	2,621	1.10	(5)(6)	1.10	(5)(6)	(0.39	)(5)	160
R3	9.43	(0.05)	(0.09)	(0.14)	—	—	—	9.29	(1.48	)(4)	1,858	1.78	(5)(6)	1.78	(5)(6)	(1.08	)(5)	160
R4	9.51	(0.04)	(0.08)	(0.12)	—	—	—	9.39	(1.26	)(4)	1,877	1.48	(5)(6)	1.48	(5)(6)	(0.78	)(5)	160
R5	9.59	(0.02)	(0.09)	(0.11)	—	—	—	9.48	(1.15	)(4)	1,896	1.18	(5)(6)	1.18	(5)(6)	(0.48	)(5)	160
Y	9.62	(0.02)	(0.09)	(0.11)	(0.01)	—	(0.01)	9.50	(1.16	)(4)	10,427	1.08	(5)(6)	1.08	(5)(6)	(0.38	)(5)	160

For the Year Ended October 31, 2015
A	$9.49	$(0.05)	$0.10	$0.05	$—	$—	$—	$9.54	0.53%		$4,649	1.26%		1.26%		(0.57)%		296%
C	9.36	(0.12)	0.10	(0.02)	—	—	—	9.34	(0.21)		1,948	2.01		2.01		(1.32)		296
I	9.54	(0.03)	0.10	0.07	—	—	—	9.61	0.73		2,458	1.02		1.02		(0.32)		296
R3	9.42	(0.09)	0.10	0.01	—	—	—	9.43	0.11		1,886	1.70		1.70		(1.00)		296
R4	9.47	(0.07)	0.11	0.04	—	—	—	9.51	0.42		1,902	1.40		1.40		(0.70)		296
R5	9.52	(0.04)	0.11	0.07	—	—	—	9.59	0.74		1,918	1.10		1.10		(0.40)		296
Y	9.54	(0.03)	0.11	0.08	—	—	—	9.62	0.84		10,710	1.00		1.00		(0.30)		296

For the Year Ended October 31, 2014
A	$9.55	$(0.05)	$(0.01)	$(0.06)	$—	$—	$—	$9.49	(0.63)%		$4,747	1.44%		1.44%		(0.53)%		386%
C	9.48	(0.12)	—	(0.12)	—	—	—	9.36	(1.27)		1,941	2.14		2.14		(1.25)		386
I	9.57	(0.02)	(0.01)	(0.03)	—	—	—	9.54	(0.31)		2,460	1.13		1.13		(0.25)		386
R3	9.51	(0.09)	—	(0.09)	—	—	—	9.42	(0.95)		1,883	1.83		1.83		(0.94)		386
R4	9.54	(0.06)	(0.01)	(0.07)	—	—	—	9.47	(0.73)		1,894	1.53		1.53		(0.64)		386
R5	9.56	(0.03)	(0.01)	(0.04)	—	—	—	9.52	(0.42)		1,905	1.23		1.23		(0.34)		386
Y	9.57	(0.02)	(0.01)	(0.03)	—	—	—	9.54	(0.31)		10,407	1.15		1.15		(0.25)		386

For the Year Ended October 31, 2013(7)
A	$10.00	$(0.08)	$(0.37)	$(0.45)	$—	$—	$—	$9.55	(4.50	)%(4)	$7,371	1.88	%(5)	1.47	%(5)	(0.90	)%(5)	384	%(4)
C	10.00	(0.14)	(0.38)	(0.52)	—	—	—	9.48	(5.20	)(4)	1,975	2.62	(5)	2.21	(5)	(1.65	)(5)	384	(4)
I	10.00	(0.06)	(0.37)	(0.43)	—	—	—	9.57	(4.30	)(4)	2,055	1.64	(5)	1.23	(5)	(0.69	)(5)	384	(4)
R3	10.00	(0.11)	(0.38)	(0.49)	—	—	—	9.51	(4.90	)(4)	1,903	2.32	(5)	1.85	(5)	(1.30	)(5)	384	(4)
R4	10.00	(0.09)	(0.37)	(0.46)	—	—	—	9.54	(4.60	)(4)	1,908	2.02	(5)	1.55	(5)	(1.00	)(5)	384	(4)
R5	10.00	(0.06)	(0.38)	(0.44)	—	—	—	9.56	(4.40	)(4)	1,913	1.72	(5)	1.25	(5)	(0.70	)(5)	384	(4)
Y	10.00	(0.05)	(0.38)	(0.43)	—	—	—	9.57	(4.30	)(4)	14,476	1.61	(5)	1.20	(5)	(0.62	)(5)	384	(4)

The Hartford Global Real Asset Fund (consolidated)
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$8.15	$0.02	$0.34	$0.36	$(0.06)	$—	$(0.06)	$8.45	4.55	%(4)	$22,999	1.64	%(5)(6)	1.26	%(5)(6)(8)	0.62	%(5)	73%
C	7.97	—	0.33	0.33	—	—	—	8.30	4.14	(4)	9,516	2.34	(5)(6)	2.01	(5)(6)(8)	(0.13	)(5)	73
I	8.16	0.03	0.34	0.37	(0.09)	—	(0.09)	8.44	4.66	(4)	24,264	1.19	(5)(6)	1.00	(5)(6)(8)	0.90	(5)	73
R3	8.17	0.02	0.34	0.36	(0.04)	—	(0.04)	8.49	4.40	(4)	112	1.97	(5)(6)	1.50	(5)(6)(8)	0.40	(5)	73
R4	8.17	0.03	0.33	0.36	(0.08)	—	(0.08)	8.45	4.45	(4)	463	1.51	(5)(6)	1.21	(5)(6)(8)	0.77	(5)	73
R5	8.17	0.04	0.33	0.37	(0.09)	—	(0.09)	8.45	4.71	(4)	52	1.24	(5)(6)	0.96	(5)(6)(8)	0.92	(5)	73
Y	8.17	0.04	0.34	0.38	(0.10)	—	(0.10)	8.45	4.79	(4)	208,207	1.10	(5)(6)	0.91	(5)(6)(8)	0.98	(5)	73

For the Year Ended October 31, 2015
A	$9.85	$0.03	$(1.72)	$(1.69)	$(0.01)	$—	$(0.01)	$8.15	(17.21)%		$23,604	1.67%		1.20%		0.32%		134%
C	9.70	0.04	(1.77)	(1.73)	—	—	—	7.97	(17.84)		10,087	2.40		1.95		0.43		134
I	9.87	0.12	(1.79)	(1.67)	(0.04)	—	(0.04)	8.16	(16.98)		19,495	1.29		0.95		1.38		134
R3	9.89	0.07	(1.79)	(1.72)	—	—	—	8.17	(17.39)		130	2.02		1.45		0.73		134
R4	9.88	0.10	(1.80)	(1.70)	(0.01)	—	(0.01)	8.17	(17.18)		2,861	1.60		1.15		1.10		134
R5	9.89	0.23	(1.90)	(1.67)	(0.05)	—	(0.05)	8.17	(16.97)		371	1.31		0.90		2.56		134
Y	9.89	0.13	(1.80)	(1.67)	(0.05)	—	(0.05)	8.17	(16.94)		242,288	1.19		0.85		1.42		134

The accompanying notes are an integral part of these financial statements.

76

Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Global Real Asset Fund (consolidated) - (continued)
For the Year Ended October 31, 2014
A	$10.30	$0.08	$(0.49)	$(0.41)	$(0.04)	$—	$(0.04)	$9.85	(4.03)%		$44,562	1.58%		1.35%		0.76%		162%
C	10.18	—	(0.48)	(0.48)	—	—	—	9.70	(4.72)		17,382	2.31		2.10		0.01		162
I	10.33	0.11	(0.50)	(0.39)	(0.07)	—	(0.07)	9.87	(3.76)		47,168	1.21		1.06		1.03		162
R3	10.35	0.05	(0.48)	(0.43)	(0.03)	—	(0.03)	9.89	(4.20)		277	1.93		1.60		0.49		162
R4	10.34	0.08	(0.48)	(0.40)	(0.06)	—	(0.06)	9.88	(3.91)		3,686	1.55		1.30		0.79		162
R5	10.35	0.11	(0.49)	(0.38)	(0.08)	—	(0.08)	9.89	(3.72)		516	1.26		1.05		1.05		162
Y	10.34	0.12	(0.49)	(0.37)	(0.08)	—	(0.08)	9.89	(3.58)		313,337	1.15		1.00		1.11		162

For the Year Ended October 31, 2013
A	$10.68	$(0.04)	$(0.27)	$(0.31)	$(0.07)	$—	$(0.07)	$10.30	(2.98)%		$69,554	1.52%		1.30%		(0.35)%		147%
C	10.58	(0.11)	(0.29)	(0.40)	—	—	—	10.18	(3.78)		28,546	2.24		2.05		(1.08)		147
I	10.72	—	(0.29)	(0.29)	(0.10)	—	(0.10)	10.33	(2.78)		66,061	1.19		1.05		(0.04)		147
R3	10.69	0.17	(0.51)	(0.34)	—	—	—	10.35	(3.18)		295	1.86		1.53		1.66		147
R4	10.71	0.17	(0.49)	(0.32)	(0.05)	—	(0.05)	10.34	(3.00)		3,331	1.50		1.27		1.65		147
R5	10.73	0.21	(0.50)	(0.29)	(0.09)	—	(0.09)	10.35	(2.76)		451	1.20		1.01		1.98		147
Y	10.73	0.12	(0.41)	(0.29)	(0.10)	—	(0.10)	10.34	(2.74)		375,280	1.09		0.98		1.14		147

For the Year Ended October 31, 2012
A	$11.05	$0.03	$(0.31)	$(0.28)	$(0.09)	$—	$(0.09)	$10.68	(2.50)%		$114,692	1.52%		1.17%		0.28%		167%
C	10.96	(0.05)	(0.30)	(0.35)	(0.03)	—	(0.03)	10.58	(3.20)		52,906	2.23		1.91		(0.46)		167
I	11.09	0.06	(0.31)	(0.25)	(0.12)	—	(0.12)	10.72	(2.26)		75,179	1.22		0.91		0.53		167
R3	11.04	—	(0.30)	(0.30)	(0.05)	—	(0.05)	10.69	(2.75)		1,964	1.84		1.43		0.01		167
R4	11.07	0.03	(0.30)	(0.27)	(0.09)	—	(0.09)	10.71	(2.44)		3,135	1.56		1.15		0.30		167
R5	11.10	0.06	(0.31)	(0.25)	(0.12)	—	(0.12)	10.73	(2.19)		2,062	1.23		0.90		0.54		167
Y	11.10	0.04	(0.28)	(0.24)	(0.13)	—	(0.13)	10.73	(2.14)		256,693	1.19		0.90		0.38		167

For the Year Ended October 31, 2011
A	$11.06	$0.09	$0.03	$0.12	$(0.06)	$(0.07)	$(0.13)	$11.05	1.08%		$155,876	1.55%		1.04%		0.82%		145%
C	11.02	0.01	0.05	0.06	(0.05)	(0.07)	(0.12)	10.96	0.46		81,736	2.27		1.76		0.13		145
I	11.07	0.14	0.02	0.16	(0.07)	(0.07)	(0.14)	11.09	1.41		135,558	1.25		0.74		1.22		145
R3	11.04	0.06	0.04	0.10	(0.03)	(0.07)	(0.10)	11.04	0.90		2,001	1.87		1.30		0.52		145
R4	11.06	0.09	0.04	0.13	(0.05)	(0.07)	(0.12)	11.07	1.15		1,846	1.57		1.00		0.81		145
R5	11.07	0.13	0.04	0.17	(0.07)	(0.07)	(0.14)	11.10	1.49		1,871	1.26		0.70		1.10		145
Y	11.07	0.12	0.05	0.17	(0.07)	(0.07)	(0.14)	11.10	1.52		70,019	1.16		0.65		1.06		145

Hartford Long/Short Global Equity Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.25	$(0.07)	$(0.19)	$(0.26)	$—	$(0.15)	$(0.15)	$9.84	(2.54	)%(4)	$4,840	3.79	%(5)(6)	3.39	%(5)(6)(9)	(1.38	)%(5)	160%
C	10.16	(0.10)	(0.19)	(0.29)	—	(0.15)	(0.15)	9.72	(2.86	)(4)	2,195	4.51	(5)(6)	4.12	(5)(6)(9)	(2.10	)(5)	160
I	10.27	(0.05)	(0.19)	(0.24)	—	(0.15)	(0.15)	9.88	(2.34	)(4)	6,561	3.55	(5)(6)	3.16	(5)(6)(9)	(1.11	)(5)	160
Y	10.28	(0.05)	(0.19)	(0.24)	—	(0.15)	(0.15)	9.89	(2.33	)(4)	11,193	3.52	(5)(6)	3.12	(5)(6)(9)	(1.09	)(5)	160

For the Year Ended October 31, 2015
A	$9.62	$(0.20)	$0.83	$0.63	$—	$—	$—	$10.25	6.55%		$4,649	4.47%		3.91	%(10)	(1.97)%		413%
C	9.61	(0.27)	0.82	0.55	—	—	—	10.16	5.72		2,327	5.23		4.67	(10)	(2.73)		413
I	9.62	(0.19)	0.84	0.65	—	—	—	10.27	6.76		5,488	4.44		3.88	(10)	(1.87)		413
Y	9.62	(0.17)	0.83	0.66	—	—	—	10.28	6.86		11,402	4.27		3.70	(10)	(1.68)		413

The accompanying notes are an integral part of these financial statements.

77

Alternative Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1)—										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Long/Short Global Equity Fund - (continued)
For the Year Ended October 31, 2014(11)
A	$10.00	$(0.01)	$(0.37)	$(0.38)	$—	$—	$—	$9.62	(3.80	)%(4)	$3,871	3.32	%(5)	2.86	%(5)(12)	(0.84	)%(5)	32	%(4)
C	10.00	(0.03)	(0.36)	(0.39)	—	—	—	9.61	(3.90	)(4)	2,004	4.07	(5)	3.61	(5)(12)	(1.60	)(5)	32	(4)
I	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(4)	3,984	3.08	(5)	2.62	(5)(12)	(0.73	)(5)	32	(4)
Y	10.00	(0.01)	(0.37)	(0.38)	—	—	—	9.62	(3.80	)(4)	6,733	3.08	(5)	2.62	(5)(12)	(0.59	)(5)	32	(4)

Hartford Real Total Return Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.35	$0.01	$(0.94)	$(0.93)	$—	$(0.04)	$(0.04)	$8.38	(10.12	)%(4)	$694	1.76	%(5)(6)	1.70	%(5)(6)(13)	0.18	%(5)	189%
C	9.21	(0.03)	(0.91)	(0.94)	—	(0.04)	(0.04)	8.23	(10.49	)(4)	196	2.53	(5)(6)	2.46	(5)(6)(13)	(0.61	)(5)	189
I	9.41	0.02	(0.94)	(0.92)	—	(0.04)	(0.04)	8.45	(9.95	)(4)	159	1.47	(5)(6)	1.41	(5)(6)(13)	0.47	(5)	189
R3	9.29	(0.01)	(0.93)	(0.94)	—	(0.04)	(0.04)	8.31	(10.30	)(4)	86	2.10	(5)(6)	2.01	(5)(6)(13)	(0.14	)(5)	189
R4	9.34	0.01	(0.94)	(0.93)	—	(0.04)	(0.04)	8.37	(10.14	)(4)	99	1.80	(5)(6)	1.71	(5)(6)(13)	0.16	(5)	189
R5	9.39	0.02	(0.94)	(0.92)	—	(0.04)	(0.04)	8.43	(9.97	)(4)	88	1.49	(5)(6)	1.41	(5)(6)(13)	0.46	(5)	189
Y	9.41	0.02	(0.94)	(0.92)	—	(0.04)	(0.04)	8.45	(9.95	)(4)	123,234	1.36	(5)(6)	1.31	(5)(6)(13)	0.55	(5)	189

For the Year Ended October 31, 2015
A	$10.11	$0.03	$(0.46)	$(0.43)	$—	$(0.33)	$(0.33)	$9.35	(4.35)%		$710	1.73%		1.68%		0.31%		176%
C	10.04	(0.03)	(0.47)	(0.50)	—	(0.33)	(0.33)	9.21	(5.00)		223	2.51		2.45		(0.27)		176
I	10.15	0.04	(0.45)	(0.41)	—	(0.33)	(0.33)	9.41	(4.13)		227	1.42		1.36		0.43		176
R3	10.08	0.01	(0.47)	(0.46)	—	(0.33)	(0.33)	9.29	(4.67)		96	2.07		2.00		0.08		176
R4	10.10	0.03	(0.46)	(0.43)	—	(0.33)	(0.33)	9.34	(4.36)		110	1.77		1.70		0.34		176
R5	10.13	0.07	(0.48)	(0.41)	—	(0.33)	(0.33)	9.39	(4.14)		97	1.47		1.40		0.69		176
Y	10.14	0.07	(0.47)	(0.40)	—	(0.33)	(0.33)	9.41	(4.03)		118,557	1.36		1.30		0.67		176

For the Period Ended October 31, 2014(14)
A	$10.00	$0.04	$0.07	$0.11	$—	$—	$—	$10.11	1.10	%(4)	$598	1.70	%(5)	1.65	%(5)	0.42	%(5)	305	%(4)
C	10.00	(0.05)	0.09	0.04	—	—	—	10.04	0.40	(4)	122	2.41	(5)	2.36	(5)	(0.56	)(5)	305	(4)
I	10.00	0.17	(0.02)	0.15	—	—	—	10.15	1.50	(4)	138	1.39	(5)	1.34	(5)	1.68	(5)	305	(4)
R3	10.00	(0.01)	0.09	0.08	—	—	—	10.08	0.80	(4)	101	2.05	(5)	2.00	(5)	(0.11	)(5)	305	(4)
R4	10.00	0.02	0.08	0.10	—	—	—	10.10	1.00	(4)	101	1.75	(5)	1.70	(5)	0.18	(5)	305	(4)
R5	10.00	0.05	0.08	0.13	—	—	—	10.13	1.30	(4)	101	1.45	(5)	1.40	(5)	0.48	(5)	305	(4)
Y	10.00	0.06	0.08	0.14	—	—	—	10.14	1.40	(4)	108,553	1.35	(5)	1.30	(5)	0.57	(5)	305	(4)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Certain non-recurring expenses incurred by the Fund were not annualized for the six-month period ended April 30, 2016.
(7)	Commenced operations on December 14, 2012.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 0.99%, 1.49%, 1.20%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.77%, 2.52%, 1.51% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(10)	Excluding the expenses not subject to cap, the ratios would have been 1.73%, 2.48%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(11)	Commenced operations on August 29, 2014.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.74%, 2.49%, 1.50% and 1.50% for Class A, Class C, Class I and Class Y, respectively.
(13)	Excluding the expenses not subject to cap, the ratios would have been 1.69%, 2.45%, 1.40%, 2.27%, 1.97%, 1.67% and 1.30% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(14)	Commenced operations on November 29, 2013.

The accompanying notes are an integral part of these financial statements.

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1.	Organization:

The Hartford Mutual Funds, Inc. (the “Company”) is an open-end registered management investment company comprised of forty-five series as of April 30, 2016. The financial statements for certain other series of the Company are presented in separate reports. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Global Alpha Fund (the “Global Alpha Fund”)

The Hartford Global Real Asset Fund (the “Global Real Asset Fund”)

Hartford Long/Short Global Equity Fund (the “Long/Short Global Equity Fund”)

Hartford Real Total Return Fund (the “Real Total Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class C, Class I and Class Y shares. In addition, each Fund, except Long/Short Global Equity Fund, offers Class R3, Class R4 and Class R5 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities or other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase

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or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

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•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

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f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

h)	Basis for Consolidation – The Global Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Global Real Asset Fund (the “Subsidiary”). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Global Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Global Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk—that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2016.

b)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses

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than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2016.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2016.

d)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of April 30, 2016.

e)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of April 30, 2016.

f)	Securities Sold Short – As part of its principal investment strategy, the Long/Short Global Equity Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Long/Short Global Equity Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Investments held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must

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maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statements of Operations.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2016.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2016.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing

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transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of April 30, 2016. Transactions involving written option contracts during the period ended April 30, 2016, are summarized below:

The Hartford Global Alpha Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	438,500	$3,113
Written	2,242,500	28,410
Expired	(951,000)	(3,523)
Closed	—	—
Exercised	—	—

End of Period	1,730,000	$28,000

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	1,533,619	$11,273
Written	5,612,625	19,794
Expired	(1,675,000)	(6,097)
Closed	(2,499,619)	(12,054)
Exercised	—	—

End of Period	2,971,625	$12,916

The Hartford Global Real Asset Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	35	$25,649
Written	—	—
Expired	(33)	(24,279)
Closed	—	—
Exercised	(2)	(1,370)

End of Period	—	$—

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	32	$37,499
Written	—	—
Expired	—	—
Closed	—	—
Exercised	(32)	(37,499)

End of Period	—	$—

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Hartford Real Total Return Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	253	$2,107,341
Written	12,631,473	595,708
Expired	(44,456)	(25,031)
Closed	(10,698,294)	(2,628,661)
Exercised	—	—

End of Period	1,888,976	$49,357

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	10,868	$159,000
Written	3,463,268	1,816,316
Expired	(119)	(15,822)
Closed	(1,584,940)	(1,395,202)
Exercised	—	—

End of Period	1,889,077	$564,292

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well

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as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of April 30, 2016.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of April 30, 2016.

87

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Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of April 30, 2016.

e)	Additional Derivative Instrument Information:

Global Alpha Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$8,039	$55,669	$—	$—	$—	$—	$63,708
Unrealized appreciation on futures contracts(1)	44,953	—	—	—	—	—	44,953
Unrealized appreciation on foreign currency contracts	—	106,417	—	—	—	—	106,417
Unrealized appreciation on swap contracts(2)	3,879	—	93,368	—	—	—	97,247

Total	$56,871	$162,086	$93,368	$—	$—	$—	$312,325

Liabilities:
Unrealized depreciation on futures contracts(1)	$104,367	$—	$—	$—	$—	$—	$104,367
Unrealized depreciation on foreign currency contracts	—	542,115	—	—	—	—	542,115
Written options, market value	699	16,216	—	—	—	—	16,915
Unrealized depreciation on swap contracts(2)	25,427	—	144,710	—	—	—	170,137

Total	$130,493	$558,331	$144,710	$—	$—	$—	$833,534

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April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(6,313)	$(24,106)	$(6,800)	$(2,906)	$—	$—	$(40,125)
Net realized gain (loss) on futures contracts	(74,756)	—	—	—	—	—	(74,756)
Net realized gain (loss) on written options contracts	(2,406)	7,019	3,590	—	—	—	8,203
Net realized gain (loss) on swap contracts	69,762	497	(68,292)	—	—	—	1,967
Net realized gain (loss) on foreign currency contracts	—	(337,811)	—	—	—	—	(337,811)

Total	$(13,713)	$(354,401)	$(71,502)	$(2,906)	$—	$—	$(442,522)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(2,918)	$3,841	$7,431	$—	$—	$—	$8,354
Net change in unrealized appreciation (depreciation) of futures contracts	(55,982)	—	—	—	—	—	(55,982)
Net change in unrealized appreciation (depreciation) of written options contracts	(59)	22,322	(2,951)	—	—	—	19,312
Net change in unrealized appreciation (depreciation) of swap contracts	(28,119)	—	(23,152)	—	—	—	(51,271)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(441,446)	—	—	—	—	(441,446)

Total	$(87,078)	$(415,283)	$(18,672)	$—	$—	$—	$(521,033)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	83,353,679
Futures Contracts Long	72
Futures Contracts Short	(144)
Written Options Contracts	(4,016,207)
Swap Contracts	$1,307,325,056
Foreign Currency Contracts Long	$6,839,524
Foreign Currency Contracts Short	$19,041,226

Global Real Asset Fund (consolidated)

Fair Value of Derivative Instruments on the (consolidated) Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$40,963	$—	$40,963
Unrealized appreciation on futures contracts(1)	—	—	—	—	2,549,835	—	2,549,835
Unrealized appreciation on foreign currency contracts	—	72,284	—	—	—	—	72,284
Unrealized appreciation on swap contracts(2)	—	—	—	18,666	—	—	18,666

Total	$—	$72,284	$—	$18,666	$2,590,798	$—	$2,681,748

Liabilities:
Unrealized depreciation on futures contracts(1)	$104	$—	$—	$—	$713,400	$—	$713,504
Unrealized depreciation on foreign currency contracts	—	787,818	—	—	—	—	787,818
Written options, market value	—	—	—	—	—	—	—
Unrealized depreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$104	$787,818	$—	$—	$713,400	$—	$1,501,322

89

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$—	$(27,839)	$—	$(27,839)
Net realized gain (loss) on futures contracts	4,593	—	—	—	(6,152,015)	—	(6,147,422)
Net realized gain (loss) on written options contracts	—	—	—	—	(45,475)	—	(45,475)
Net realized gain (loss) on swap contracts	42,828	—	—	12,141	—	—	54,969
Net realized gain (loss) on foreign currency contracts	—	(711,276)	—	—	—	—	(711,276)

Total	$47,421	$(711,276)	$—	$12,141	$(6,225,329)	$—	$(6,877,043)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$—	$—	$—	$29,629	$—	$29,629
Net change in unrealized appreciation (depreciation) of futures contracts	858	—	—	—	3,285,957	—	3,286,815
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	(6,544)	—	(6,544)
Net change in unrealized appreciation (depreciation) of swap contracts	(41,639)	—	—	18,666	5,662	—	(17,311)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(737,850)	—	—	—	—	(737,850)

Total	$(40,781)	$(737,850)	$—	$18,666	$3,314,704	$—	$2,554,739

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	19
Futures Contracts Long	810
Futures Contracts Short	(158)
Written Options Contracts	(25)
Swap Contracts	$123,035,355
Foreign Currency Contracts Long	$7,213,810
Foreign Currency Contracts Short	$31,841,236

Long/Short Global Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$21	$—	$—	$—	$—	$21

Total	$—	$21	$—	$—	$—	$—	$21

Liabilities:
Unrealized depreciation on swap contracts(1)	$—	$—	$—	$186	$—	$—	$186

Total	$—	$—	$—	$186	$—	$—	$186

90

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$—	$(40,416)	$—	$—	$(40,416)
Net realized gain (loss) on foreign currency contracts	—	2,416	—	—	—	—	2,416

Total	$—	$2,416	$—	$(40,416)	$—	$—	$(38,000)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$—	$(186)	$—	$—	$(186)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	21	—	—	—	—	21

Total	$—	$21	$—	$(186)	$—	$—	$(165)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$159,205
Foreign Currency Contracts Long	$32,587

Real Total Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$16,045	$69,113	$—	$22,306	$—	$—	$107,464
Unrealized appreciation on futures contracts(1)	264,235	142,297	—	204,926	—	—	611,458
Unrealized appreciation on foreign currency contracts	—	759,335	—	—	—	—	759,335
Unrealized appreciation on swap contracts(2)	219,176	—	71,929	—	—	—	291,105

Total	$499,456	$970,745	$71,929	$227,232	$—	$—	$1,769,362

Liabilities:
Unrealized depreciation on futures contracts(1)	$78,475	$759,046	$—	$543,387	$—	$—	$1,380,908
Unrealized depreciation on foreign currency contracts	—	1,769,901	—	—	—	—	1,769,901
Written options, market value	—	43,454	—	230,874	—	—	274,328
Unrealized depreciation on swap contracts(2)	430,768	—	318,858	—	—	—	749,626

Total	$509,243	$2,572,401	$318,858	$774,261	$—	$—	$4,174,763

91

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April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$(48,028)	$—	$(3,072,539)	$—	$—	$(3,120,567)
Net realized gain (loss) on futures contracts	1,727,909	(316,285)	—	280,973	—	—	1,692,597
Net realized gain (loss) on written options contracts	—	(36,437)	—	962,984	—	—	926,547
Net realized gain (loss) on swap contracts	(2,763,411)	—	270,585	(816,010)	—	—	(3,308,836)
Net realized gain (loss) on foreign currency contracts	—	(1,985,251)	—	—	—	—	(1,985,251)

Total	$(1,035,502)	$(2,386,001)	$270,585	$(2,644,592)	$—	$—	$(5,795,510)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(749)	$49,086	$—	$897,488	$—	$—	$945,825
Net change in unrealized appreciation (depreciation) of futures contracts	194,743	(616,749)	—	559,220	—	—	137,214
Net change in unrealized appreciation (depreciation) of written options contracts	—	14,532	—	(139,347)	—	—	(124,815)
Net change in unrealized appreciation (depreciation) of swap contracts	(234,443)	—	(246,929)	(442,011)	—	—	(923,383)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,211,912)	—	—	—	—	(1,211,912)

Total	$(40,449)	$(1,765,043)	$(246,929)	$875,350	$—	$—	$(1,177,071)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	376,696,655
Futures Contracts Long	962
Futures Contracts Short	(1,915)
Written Options Contracts	(4,017,735)
Swap Contracts	$74,002,955
Foreign Currency Contracts Long	$48,407,915
Foreign Currency Contracts Short	$109,529,972

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

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The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2016:

Global Alpha Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$106,417	$(542,115)
Futures contracts	44,953	(104,367)
Purchased options	63,708	—
Swap contracts	368,676	(472,707)
Written options	—	(16,915)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	583,754	(1,136,104)

Derivatives not subject to a MNA	(65,867)	183,664

Total gross amount of assets and liabilities subject to MNA or similar agreements	$517,887	$(952,440)

Global Alpha Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received *	Cash Collateral Received *	Net Amount of Assets
Banc of America Securities LLC	$11,066	$(11,066)	$—	$—	$—
Barclays	9,007	(9,007)	—	—	—
BNP Paribas Securities Services	1,892	(1,892)	—	—	—
Citibank NA	15,759	(15,759)	—	—	—
Credit Agricle	907	(5)	—	—	902
Credit Suisse International	88,214	(88,214)	—	—	—
Deutsche Bank Securities, Inc.	82,816	(51,497)	—	—	31,319
Goldman Sachs & Co.	96,380	(96,380)	—	—	—
HSBC Bank USA	6,216	(3,553)	—	—	2,663
JP Morgan Chase & Co.	88,377	(88,377)	—	—	—
Merrill Lynch International	8,195	(8,195)	—	—	—
Morgan Stanley	89,416	(75,326)	—	—	14,090
National Australia Bank Limited	2,944	(2,655)	—	—	289
RBC Dominion Securities, Inc.	365	(365)	—	—	—
Societe Generale Group	1,050	—	—	—	1,050
Standard Chartered Bank	10,256	(10,102)	—	—	154
State Street Global Markets LLC	4,509	(4,509)	—	—	—
Toronto-Dominion Bank	208	(208)	—	—	—
UBS AG	50	(50)	—	—	—
Westpac International	260	—	—	—	260

Total	$517,887	$(467,160)	$—	$—	$50,727

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Global Alpha Fund
Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged *	Cash Collateral Pledged *	Net Amount of Liabilities
Banc of America Securities LLC	$(56,147)	$11,066	$—	$—	$(45,081)
Barclays	(38,314)	9,007	—	—	(29,307)
BNP Paribas Securities Services	(33,499)	1,892	—	—	(31,607)
Citibank NA	(25,684)	15,759	—	—	(9,925)
Credit Agricle	(5)	5	—	—	—
Credit Suisse First Boston Corp.	(30)	—	—	—	(30)
Credit Suisse International	(88,878)	88,214	—	—	(664)
Deutsche Bank Securities, Inc.	(51,497)	51,497	—	—	—
Goldman Sachs & Co.	(125,983)	96,380	29,603	—	—
HSBC Bank USA	(3,553)	3,553	—	—	—
JP Morgan Chase & Co.	(300,125)	88,377	—	—	(211,748)
Merrill Lynch International	(44,910)	8,195	—	—	(36,715)
Morgan Stanley	(75,326)	75,326	—	—	—
National Australia Bank Limited	(2,655)	2,655	—	—	—
RBC Dominion Securities, Inc.	(25,709)	365	—	—	(25,344)
RBS Greenwich Capital	(319)	—	—	—	(319)
Standard Chartered Bank	(10,102)	10,102	—	—	—
State Street Global Markets LLC	(36,051)	4,509	—	—	(31,542)
Toronto-Dominion Bank	(27,726)	208	—	—	(27,518)
UBS AG	(5,927)	50	—	—	(5,877)

Total	$(952,440)	$467,160	$29,603	$—	$(455,677)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Global Real Asset Fund (consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$72,284	$(787,818)
Futures contracts	2,549,835	(713,504)
Purchased options	40,963	—
Swap contracts	18,666	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,681,748	(1,501,322)

Derivatives not subject to a MNA	(2,590,798)	713,504

Total gross amount of assets and liabilities subject to MNA or similar agreements	$90,950	$(787,818)

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Global Real Asset Fund (consolidated)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received *	Cash Collateral Received *	Net Amount of Assets
Goldman Sachs & Co.	$22,242	$(6,509)	$—	$—	$15,733
HSBC Bank USA	68,708	(9,910)	—	—	58,798

Total	$90,950	$(16,419)	$—	$—	$74,531

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged *	Cash Collateral Pledged *	Net Amount of Liabilities
Banc of America Securities LLC	$(10,182)	$—	$—	$—	$(10,182)
BNP Paribas Securities Services	(3,180)	—	—	—	(3,180)
Goldman Sachs & Co.	(6,509)	6,509	—	—	—
HSBC Bank USA	(9,910)	9,910	—	—	—
State Street Global Markets LLC	(168,856)	—	—	—	(168,856)
Toronto-Dominion Bank	(589,181)	—	—	—	(589,181)

Total	$(787,818)	$16,419	$—	$—	$(771,399)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Long/Short Global Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$21	$—
Swap contracts	—	(186)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	21	(186)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$21	$(186)

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April 30, 2016 (Unaudited)

Long/Short Global Equity Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received *	Cash Collateral Received *	Net Amount of Assets
State Street Global Markets LLC	$21	$—	$—	$—	$21

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(186)	$—	$—	$—	$(186)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Real Total Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$759,335	$(1,769,901)
Futures contracts	611,458	(1,380,908)
Purchased options	107,464	—
Swap contracts	1,112,930	(878,200)
Written options	—	(274,328)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,591,187	(4,303,337)

Derivatives not subject to a MNA	(1,462,219)	1,611,782

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,128,968	$(2,691,555)

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Real Total Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received *	Cash Collateral Received *	Net Amount of Assets
Banc of America Securities LLC	$69,662	$(69,662)	$—	$—	$—
Barclays	74,340	(74,340)	—	—	—
Citibank NA	87,026	(30,024)	—	—	57,002
Credit Agricle	28,526	(28,526)	—	—	—
Credit Suisse First Boston Corp.	1,171	(29)	—	(1,142)	—
Deutsche Bank Securities, Inc.	105,715	(93,986)	—	—	11,729
Goldman Sachs & Co.	182,873	(182,873)	—	—	—
HSBC Bank USA	91,231	(35,492)	—	—	55,739
JP Morgan Chase & Co.	160,325	(160,325)	—	—	—
Morgan Stanley	117,327	(117,327)	—	—	—
National Australia Bank Limited	78,230	(6,368)	—	—	71,862
RBC Dominion Securities, Inc.	11,848	—	—	—	11,848
RBS Greenwich Capital	46,415	(46,235)	—	—	180
Standard Chartered Bank	7,088	(7,088)	—	—	—
State Street Global Markets LLC	4,655	(4,655)	—	—	—
Toronto-Dominion Bank	62,530	(62,530)	—	—	—
UBS AG	6	(6)	—	—	—

Total	$1,128,968	$(919,466)	$—	$(1,142)	$208,360

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged *	Cash Collateral Pledged *	Net Amount of Liabilities
Banc of America Securities LLC	$(113,268)	$69,662	$—	$—	$(43,606)
Barclays	(321,063)	74,340	—	—	(246,723)
BNP Paribas Securities Services	(42,324)	—	—	—	(42,324)
Citibank NA	(30,024)	30,024	—	—	—
Credit Agricle	(28,804)	28,526	—	—	(278)
Credit Suisse First Boston Corp.	(29)	29	—	—	—
Deutsche Bank Securities, Inc.	(93,986)	93,986	—	—	—
Goldman Sachs & Co.	(270,477)	182,873	87,604	—	—
HSBC Bank USA	(35,492)	35,492	—	—	—
JP Morgan Chase & Co.	(509,579)	160,325	—	—	(349,254)
Morgan Stanley	(278,257)	117,327	—	160,930	—
National Australia Bank Limited	(6,368)	6,368	—	—	—
RBS Greenwich Capital	(46,235)	46,235	—	—	—
Standard Chartered Bank	(101,394)	7,088	—	—	(94,306)
State Street Global Markets LLC	(12,555)	4,655	—	—	(7,900)
Toronto-Dominion Bank	(612,599)	62,530	—	—	(550,069)
UBS AG	(188,953)	6	—	—	(188,947)
Westpac International	(148)	—	—	—	(148)

Total	$(2,691,555)	$919,466	$87,604	$160,930	$(1,523,555)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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April 30, 2016 (Unaudited)

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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April 30, 2016 (Unaudited)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2015
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income
Global Real Asset Fund (consolidated)	$1,774,746	$—	$3,585,109
Real Total Return Fund	—	3,494,588	—

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Global Alpha Fund	$4,908	$—	$(489,384)	$(60,395)	$(13,170)	$(558,041)
Global Real Asset Fund (consolidated)	2,252,269	—	(71,945,190)	(53,054,130)	(5,752)	(122,752,803)
Long/Short Global Equity Fund	249,015	105,697	—	253,511	—	608,223
Real Total Return Fund	—	519,323	—	(9,514,440)	—	(8,995,127)

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, disallowed losses from the Subsidiary, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Global Alpha Fund	(63,518)	172,606	(109,088)
Global Real Asset Fund (consolidated)	(11,628,916)	(1,734,505)	13,363,421
Long/Short Global Equity Fund	(3,161)	393,815	(390,654)
Real Total Return Fund	(1,987,872)	(693,323)	2,681,195

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2019
Global Alpha Fund	$—	$—	$489,384
Global Real Asset Fund (consolidated)	6,682,380	17,500,723	47,762,087

Long/Short Global Equity Fund and Real Total Return Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2015.

During the year ended October 31, 2015, the Global Alpha Fund and Long/Short Global Equity Fund utilized prior year capital loss carryforwards of $241,566 and $160,075, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of April 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Global Alpha Fund	1.1000% on first $500 million and;
1.0900% on next $500 million and;
1.0800% on next $1.5 billion and;
1.0700% on next $2.5 billion and;
1.0600% over $5 billion

Global Real Asset Fund	0.8450% on first $500 million and;
0.8100% on next $500 million and;
0.7800% on next $1.5 billion and;
0.7500% on next $2.5 billion and;
0.7100% over $5 billion

Long/Short Global Equity Fund	1.4000% on first $1 billion and;
1.3900% on next $1 billion and;
1.3800% over $2 billion

Real Total Return Fund	1.2000% on first $250 million and;
1.1500% on next $250 million and;
1.1000% on next $500 million and;
1.0500% on next $1.5 billion and;
1.0200% on next $2.5 billion and;
1.0100% on next $5 billion and;
1.0000% over $10 billion

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Fund	Management Fee Rates
Prior to November 1, 2015, the Global Real Asset Fund paid the following rates to HFMC for investment management services rendered:

Global Real Asset Fund	0.9500% on first $250 million and;
0.9300% on next $250 million and;
0.8500% on next $500 million and;
0.7800% on next $1.5 billion and;
0.7500% on next $2.5 billion and;
0.7100% over $5 billion

The Global Alpha Fund’s management fee rate is adjusted based on the Global Alpha Fund’s performance relative to the cumulative investment record of its benchmark index (the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) over the Performance Measurement Period. The accrual of this adjustment began in December 2013 and the first payment was made in January 2014. Prior to December 2013, only the base fee rate shown in the table applied.

The Performance Measurement Period is the previous 36 months. The management fee rate paid to HFMC by the Global Alpha Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the management fee to the Global Alpha Fund’s average daily net assets during the previous month (“Base Fee Rate”), and (2) a performance fee adjustment (“Performance Adjustment”), calculated by applying a variable rate of up to 0.50% of the Global Alpha Fund’s average daily net assets during the applicable Performance Measurement Period. The Performance Adjustment may either increase the management fee owed to HFMC if the Global Alpha Fund outperforms the benchmark index, or may partially offset the management fee owed to HFMC if the Global Alpha Fund underperforms the benchmark index.

The investment performance of the Global Alpha Fund’s Class A Shares (excluding the frond-end sales load) for the Performance Measurement Period is used to calculate the Performance Adjustment. The Performance Adjustment is equivalent to 25% of the amount by which the Global Alpha Fund outperforms or underperforms the cumulative investment record of its benchmark index plus 1.15%. No Performance Adjustment is applied if the Global Alpha Fund’s investment performance is equal to the cumulative investment record of the Global Alpha Fund’s benchmark index plus 1.15% during the applicable Performance Measurement Period. The Performance Adjustment is calculated monthly in arrears, accrued throughout the month, and paid monthly. For the six-month period ended April 30, 2016, the Base Fee Rate represented an effective rate (excluding the impact of any expense waivers in effect, if applicable) of 1.10% of the Global Alpha Fund’s average daily net assets before a decrease of $68,446 (a ratio of 0.54% of the Global Alpha Fund’s average daily net assets) based on the Performance Adjustment. The Performance Adjustment amount is included as a component of the Investment management fees on the Statement of Operations. For more information on management fees, including the Performance Adjustment, please refer to the Global Alpha Fund’s prospectus.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Global Alpha Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Global Real Asset Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Long/Short Global Equity Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Real Total Return Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

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April 30, 2016 (Unaudited)

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2016, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	1.55%	2.30%	1.30%	1.85%	1.55%	1.25%	1.20%
Global Real Asset Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%
Long/Short Global Equity Fund*	1.90%	2.65%	1.65%	NA	NA	NA	1.50%
Real Total Return Fund	1.70%	2.45%	1.45%	2.00%	1.70%	1.40%	1.30%

*	The contractual agreement is also exclusive of dividends and interest expenses on short sales.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A		Class C		Class I		Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	1.35%		2.10%		1.10%		1.78%	1.48%	1.18%	1.08%
Global Real Asset Fund	1.26%		2.01%		0.99%		1.50%	1.21%	0.96%	0.91%
Long/Short Global Equity Fund	3.38	%(1)	4.11	%(1)	3.15	%(1)	—	—	—	3.11	%(1)
Real Total Return Fund	1.98%		2.73%		1.69%		2.28%	1.98%	1.68%	1.59%

(1)	Excluding the expenses not subject to the cap, the ratios would have been 1.77%, 2.52%, 1.51%, and 1.50% for Class A, Class C, Class I and Class Y, respectively.

e)	Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Global Alpha Fund	$99	$1,087
Global Real Asset Fund (consolidated)	14,584	1,185
Long/Short Global Equity Fund	3,314	—	*
Real Total Return Fund	1,948	5,214

*	Total CDSC includes Underwriter Adjustment credits which may cause negative dollar amounts.

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the

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April 30, 2016 (Unaudited)

average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at other such intervals as the Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2016, a portion of the Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
Hartford Global Alpha Fund	$46
Hartford Global Real Asset Fund	471
Hartford Long/Short Global Equity Fund	43
Hartford Real Total Return Fund	228

8.	Affiliate Holdings:

As of April 30, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
Global Alpha Fund	92%	92%	73%	100%	100%	100%	82%
Global Real Asset Fund (consolidated)	—	—	—	—	—	—	—
Long/Short Global Equity Fund	83%	90%	31%	—	—	—	100%
Real Total Return Fund	13%	44%	55%	100%	88%	100%	— %*

Percentage of Fund:

Fund	Class A	Class C	Class I	Class R3		Class R4		Class R5		Class Y
Global Alpha Fund	17%	7%	8%	7%		7%		8%		34%
Global Real Asset Fund (consolidated)	—	—	—	—		—		—		—
Long/Short Global Equity Fund	16%	8%	8%	—		—		—		45%
Real Total Return Fund	— %*	— %*	— %*	—	%*	—	%*	—	%*	— %*

*	Percentage rounds to zero.

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

As of April 30, 2016, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Fund	Class Y
Global Real Asset Fund (consolidated)	39%
Real Total Return Fund	99%

9.	Investment Transactions:

For the six-month period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Global Alpha Fund	$8,237,261	$6,273,286
Global Real Asset Fund (consolidated)	$97,664,282	$132,303,778
Long/Short Global Equity Fund	$23,445,026	$22,877,155
Real Total Return Fund	$164,166,784	$157,112,583

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Global Alpha Fund	$—	$24,897
Global Real Asset Fund (consolidated)	$56,279,060	$49,150,853
Long/Short Global Equity Fund	$—	$—
Real Total Return Fund	$3,446,470	$11,277,514

Fund	Total Cost of Purchases	Total Sales Proceeds
Global Alpha Fund	$8,237,261	$6,298,184
Global Real Asset Fund (consolidated)	$153,943,342	$181,454,631
Long/Short Global Equity Fund	$23,445,026	$22,877,155
Real Total Return Fund	$167,613,254	$168,390,097

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2016, and the year ended October 31, 2015:

Global Alpha Fund

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,468	$42,378	3,003	$28,490
Shares Redeemed	(6,492)	(61,501)	(16,137)	(153,535)

Net Increase (Decrease)	(2,024)	(19,123)	(13,134)	(125,045)

104

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	8,089	$75,377	2,806	$26,224
Shares Redeemed	(57)	(529)	(1,600)	(15,086)

Net Increase (Decrease)	8,032	74,848	1,206	11,138

Class I
Shares Sold	24,528	$234,024	3,429	$32,846
Shares Issued for Reinvested Dividends	172	1,640	—	—
Shares Redeemed	(4,430)	(42,362)	(5,652)	(54,026)

Net Increase (Decrease)	20,270	193,302	(2,223)	(21,180)

Class R3
Shares Sold	—	$—	—	$—
Shares Issued for Reinvested Dividends	—	—	—	—
Shares Redeemed	—	—	—	—

Net Increase (Decrease)	—	—	—	—

Class R4
Shares Sold	—	$—	—	$—
Shares Issued for Reinvested Dividends	—	—	—	—
Shares Redeemed	—	—	—	—

Net Increase (Decrease)	—	—	—	—

Class R5
Shares Sold	—	$—	—	$—
Shares Issued for Reinvested Dividends	—	—	—	—
Shares Redeemed	—	—	—	—

Net Increase (Decrease)	—	—	—	—

Class Y
Shares Sold	14,811	$141,779	64,394	$618,624
Shares Issued for Reinvested Dividends	954	9,122	—	—
Shares Redeemed	(32,077)	(306,609)	(42,063)	(402,901)

Net Increase (Decrease)	(16,312)	(155,708)	22,331	215,723

Total Net Increase (Decrease)	9,966	$93,319	8,180	$80,636

Global Real Asset Fund (consolidated)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	332,225	$2,529,056	231,701	$2,074,160
Shares Issued for Reinvested Dividends	22,982	174,437	2,288	20,935
Shares Redeemed	(530,337)	(4,111,191)	(1,861,690)	(16,710,482)

Net Increase (Decrease)	(175,130)	(1,407,698)	(1,627,701)	(14,615,387)

105

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	87,940	$664,392	123,868	$1,027,001
Shares Redeemed	(207,777)	(1,551,846)	(650,364)	(5,751,848)

Net Increase (Decrease)	(119,837)	(887,454)	(526,496)	(4,724,847)

Class I
Shares Sold	904,886	$6,974,539	550,726	$4,989,551
Shares Issued for Reinvested Dividends	25,698	194,532	9,928	90,745
Shares Redeemed	(446,443)	(3,427,125)	(2,949,394)	(27,181,840)

Net Increase (Decrease)	484,141	3,741,946	(2,388,740)	(22,101,544)

Class R3
Shares Sold	755	$5,790	2,207	$20,231
Shares Issued for Reinvested Dividends	68	522	—	—
Shares Redeemed	(3,534)	(27,730)	(14,359)	(131,596)

Net Increase (Decrease)	(2,711)	(21,418)	(12,152)	(111,365)

Class R4
Shares Sold	56,455	$427,047	175,397	$1,552,001
Shares Issued for Reinvested Dividends	3,517	26,691	440	4,033
Shares Redeemed	(355,513)	(2,763,680)	(198,816)	(1,795,495)

Net Increase (Decrease)	(295,541)	(2,309,942)	(22,979)	(239,461)

Class R5
Shares Sold	2,496	$19,489	22,587	$204,506
Shares Issued for Reinvested Dividends	554	4,197	271	2,482
Shares Redeemed	(42,279)	(315,714)	(29,607)	(255,923)

Net Increase (Decrease)	(39,229)	(292,028)	(6,749)	(48,935)

Class Y
Shares Sold	3,256,537	$24,841,455	7,237,737	$64,567,362
Shares Issued for Reinvested Dividends	325,848	2,466,672	172,095	1,574,670
Shares Redeemed	(8,597,357)	(65,583,724)	(9,442,807)	(84,675,757)

Net Increase (Decrease)	(5,014,972)	(38,275,597)	(2,032,975)	(18,533,725)

Total Net Increase (Decrease)	(5,163,279)	$(39,452,191)	(6,617,792)	$(60,375,264)

Long/Short Global Equity Fund

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	73,052	$719,020	59,201	$610,448
Shares Issued for Reinvested Dividends	6,870	67,329	—	—
Shares Redeemed	(41,957)	(391,102)	(8,181)	(81,091)

Net Increase (Decrease)	37,965	395,247	51,020	529,357

106

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	22,961	$221,693	31,883	$321,922
Shares Issued for Reinvested Dividends	3,622	35,174	—	—
Shares Redeemed	(29,889)	(287,280)	(11,470)	(115,206)

Net Increase (Decrease)	(3,306)	(30,413)	20,413	206,716

Class I
Shares Sold	218,961	$2,164,720	547,137	$5,603,658
Shares Issued for Reinvested Dividends	8,744	85,950	—	—
Shares Redeemed	(97,841)	(965,549)	(427,165)	(4,340,977)

Net Increase (Decrease)	129,864	1,285,121	119,972	1,262,681

Class Y
Shares Sold	6,000	$60,000	411,069	$4,032,638
Shares Issued for Reinvested Dividends	16,828	165,413	—	—
Shares Redeemed	—	—	(1,664)	(16,519)

Net Increase (Decrease)	22,828	225,413	409,405	4,016,119

Total Net Increase (Decrease)	187,351	$1,875,368	600,810	$6,014,873

Real Total Return Fund

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,896	$96,549	20,953	$206,062
Shares Issued for Reinvested Dividends	300	2,744	1,961	18,693
Shares Redeemed	(4,290)	(37,574)	(6,120)	(60,888)

Net Increase (Decrease)	6,906	61,719	16,794	163,867

Class C
Shares Sold	3,345	$30,162	11,590	$115,999
Shares Issued for Reinvested Dividends	97	874	500	4,729
Shares Redeemed	(3,775)	(34,366)	(62)	(631)

Net Increase (Decrease)	(333)	(3,330)	12,028	120,097

Class I
Shares Sold	—	$—	34,842	$340,688
Shares Issued for Reinvested Dividends	80	741	439	4,201
Shares Redeemed	(5,421)	(47,967)	(24,806)	(241,277)

Net Increase (Decrease)	(5,341)	(47,226)	10,475	103,612

Class R3
Shares Issued for Reinvested Dividends	41	$378	344	$3,263

Net Increase (Decrease)	41	378	344	3,263

107

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	—	$—	1,481	$15,211
Shares Issued for Reinvested Dividends	47	432	343	3,263
Shares Redeemed	(59)	(500)	—	—

Net Increase (Decrease)	(12)	(68)	1,824	18,474

Class R5
Shares Issued for Reinvested Dividends	41	$378	342	$3,263

Net Increase (Decrease)	41	378	342	3,263

Class Y
Shares Sold	9,597,887	$89,143,396	3,444,203	$35,177,600
Shares Issued for Reinvested Dividends	55,600	513,740	361,603	3,456,926
Shares Redeemed	(7,670,580)	(71,696,761)	(1,913,605)	(19,153,769)

Net Increase (Decrease)	1,982,907	17,960,375	1,892,201	19,480,757

Total Net Increase (Decrease)	1,984,209	$17,972,226	1,934,008	$19,893,333

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not a party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

15.	Subsequent Events:

Effective June 30, 2016, the Investment Manager will lower its management fee rate set forth in the Investment Management Agreement for Hartford Real Total Return Fund.

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Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Global Alpha Fund	2,670,448.1660
The Hartford Global Real Asset Fund	32,920,817.2770
Hartford Long/Short Global Equity Fund	2,422,259.5680
Hartford Real Total Return Fund	14,139,498.4650

Proposal One: The election of nominees to the Board of Directors of The Hartford Mutual Funds, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

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Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Alpha Fund	2,606,270.5770	0.0000	0.0000	17,064.0000
The Hartford Global Real Asset Fund	15,466,213.0311	19,286.8667	35,690.9075	1,874,082.0000
Hartford Long/Short Global Equity fund	2,054,067.2070	503.1376	907.5654	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Alpha Fund	2,606,270.5770	0.0000	0.0000	17,064.0000
The Hartford Global Real Asset Fund	15,444,139.9240	42,205.4890	34,845.3923	1,874,082.0000
Hartford Long/Short Global Equity fund	2,052,729.9536	503.1376	2,244.8188	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Alpha Fund	2,606,270.5770	0.0000	0.0000	17,064.0000
The Hartford Global Real Asset Fund	15,450,491.7409	36,673.2227	34,025.8417	1,874,082.0000
Hartford Long/Short Global Equity fund	2,054,067.2070	503.1376	907.5654	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Alpha Fund	2,606,270.5770	0.0000	0.0000	17,064.0000
The Hartford Global Real Asset Fund	15,449,916.2663	35,989.4907	35,285.0483	1,874,082.0000
Hartford Long/Short Global Equity fund	2,054,067.2070	503.1376	907.5654	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Global Alpha Fund	2,555,880.6155	50,389.9615	0.0000	17,064.0000
The Hartford Global Real Asset Fund	14,484,060.2119	779,329.7567	257,800.8367	1,874,082.0000
Hartford Long/Short Global Equity fund	1,992,846.6987	62,631.2113	0.0000	40,921.0000
Hartford Real Total Return Fund	14,106,836.6460	0.0000	0.0000	14,568.0000

111

Alternative Funds

Shareholder Meeting Results (Unaudited) – (continued)

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

112

Alternative Funds

Approval of the New Investment Management Agreement (Unaudited)

The Hartford Mutual Funds, Inc.

The Hartford Global Alpha Fund

The Hartford Global Real Asset Fund

Hartford Long/Short Global Equity Fund

Hartford Real Total Return Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II” and collectively with HMF, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HMF, on behalf of its series listed above (each a “Fund” and collectively, the “Funds”), and HMF II, and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016, shareholders of the Funds were asked to approve the New Agreement, among other proposals.

The New Agreement differs from the Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to those Funds for which it currently serves as sub-adviser, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

113

Alternative Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC.

* * * *

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

114

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy, and

https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-ALT16  6/16    117961-2    Printed in U.S.A.

Item 2.	Code of Ethics.

Not applicable to this semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable

(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: June 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: June 29, 2016	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller